UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: (617) 578-3408

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 through December 31, 2015

Item 1:	Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 0.58%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

Global stocks finished the 12-month period ended December 31, 2015 essentially flat amidst heightened volatility. Outcomes varied significantly by region, with U.S. equities advancing modestly and emerging-market equities trailing significantly. Currency movements also played a role as a strong U.S. dollar dampened returns for U.S. dollar–based investors.

The first half of the year was positive for global equities, though there were some tough patches. Increasingly accommodative central bank policy was stabilizing at a time where concerns around weakening Chinese growth and a potential Greek default were growing. Throughout the period, equity markets continued to seek reassurance from central banks, whose investor-friendly stances helped chase away bouts of pessimism.

The second half of the year was marked by increasing volatility, mainly driven by China’s woes. An unexpected devaluation of China’s currency prompted a steep global pullback for stocks and fears of a global economic slowdown lingered through year end. The ongoing slump in commodities and oil also unsettled investors, though they took solace in the U.S. Federal Reserve’s (the “Fed”) willingness to finally raise rates. The decision to increase rates simultaneously conveyed a vote of confidence in the U.S. economy while removing a long-standing uncertainty that weighed on equity markets.

In 2015, monetary policy intervention took center stage in bond markets, as well. Dovish rhetoric seemed to mollify pessimists at times. However, by year end, bond markets generally performed poorly due to accelerating volatility and divergent central bank stances. Bond investors were particularly disappointed by the lack of aggressive action from the European Central Bank (the “ECB”); however, the disappointment was somewhat offset by the Fed’s lift-off—the first hike in over nine years—which investors generally digested smoothly.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long term growth by participating in up markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we should capture potential return opportunities and manage risk. The strategic allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges and including real estate; and 40% invested in a mix of global sovereign and high quality corporate bonds.

Through the first half of 2015, the Portfolio had an overweight in risk assets with global equity and real estate holdings in excess of the strategic asset allocation weights. This position was supported by our view that the easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. At the same time, strong corporate balance sheets and earnings trends offset slightly rich equity valuations. In June, we took the Portfolio’s long held overweight in risk assets down to neutral relative to strategic targets due to diminished return potential in equities and the likelihood of rising volatility as concerns mounted about global growth. As volatility rose in August, we took the Portfolio’s neutral position to an underweight which we maintained until the end of the year. Through the year, the Portfolio maintained a regional bias towards developed-international equity markets—particularly in Europe and Japan—as a result of more favorable valuations and continued accommodative monetary policy. In fixed income, the Portfolio was underweight relative to the strategic targets to begin the year but as volatility rose we moved to an overweight. Through the year, the Portfolio diversified across fixed income with modest allocations to inflation-linked and high-yield bonds. We also maintained a cash position at times during the year to reduce the interest-rate risk of the Portfolio. We chose not to own commodities over the period.

In the twelve months ending December 31, 2015, Portfolio performance was positive and significantly outperformed the benchmark driven by asset allocation decisions. An underweight to emerging market equities versus the benchmark and an overweight to Japanese equities were contributors over the period. In the first half of the year, the decision to be overweight equity was rewarded. In the third and fourth quarters, the move to be neutral to risk assets starting in June and, subsequently, to be moderately underweight also added to performance. The Portfolio held a 10-year interest rate swap, resulting in extended duration exposure, which added to performance. Diversification of fixed income was largely a good strategy but Treasury Inflation Protected Securities (TIPS) holdings detracted. At times the Portfolio’s European equity overweight, most particularly in June, detracted.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange traded funds, and total return swaps for both hedging and investment purposes. Equity options and interest rate swaps were used for hedging purposes, while credit default swaps and commodity futures were used for investment purposes. All derivatives performed in line with the manager’s expectations over the period.

MIST-1

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

We ended the period neutral to risk assets. The Portfolio held an overweight to Japanese and European equities and very modest exposures to global real estate for diversification. The Portfolio was neutral to bonds with diversification to inflation-linked and high-yield bonds.

Dan Loewy

Vadim Zlotnikov

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
AB Global Dynamic Allocation Portfolio
Class B	0.58	5.75
Dow Jones Moderate Index	-1.21	4.96

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Equity Sectors

% of Net Assets
Financials	13.6
Health Care	6.0
Consumer Discretionary	5.8
Information Technology	5.6
Industrials	5.1

Top Fixed Income Sectors

% of Net Assets
Cash & Cash Equivalents	24.5
U.S. Treasury & Government Agencies	21.5
Foreign Government	4.6

MIST-3

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	1.22%	$1,000.00	$988.40	$6.11
	Hypothetical*	1.22%	$1,000.00	$1,019.06	$6.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—47.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Airbus Group SE	56,862	$3,817,912
BAE Systems plc	304,342	2,239,889
Boeing Co. (The) (a)	37,025	5,353,445
Cobham plc	109,227	453,397
Finmeccanica S.p.A. (b)	39,047	539,729
General Dynamics Corp.	17,630	2,421,657
Honeywell International, Inc.	45,360	4,697,935
L-3 Communications Holdings, Inc.	4,685	559,904
Lockheed Martin Corp.	15,545	3,375,597
Meggitt plc	74,574	411,332
Northrop Grumman Corp.	10,925	2,062,749
Precision Castparts Corp.	8,025	1,861,880
Raytheon Co.	17,615	2,193,596
Rockwell Collins, Inc. (a)	7,635	704,710
Rolls-Royce Holdings plc (b)	176,986	1,498,092
Safran S.A.	28,096	1,924,197
Singapore Technologies Engineering, Ltd.	149,900	316,508
Textron, Inc.	15,980	671,320
Thales S.A.	10,074	754,862
United Technologies Corp.	48,025	4,613,762
Zodiac Aerospace	19,462	463,884

		40,936,357

Air Freight & Logistics—0.2%
Bollore S.A.	82,471	384,349
C.H. Robinson Worldwide, Inc. (a)	8,260	512,285
Deutsche Post AG	93,270	2,626,630
Expeditors International of Washington, Inc.	10,905	491,816
FedEx Corp.	15,210	2,266,138
Royal Mail plc	86,633	563,737
TNT Express NV	46,991	397,637
United Parcel Service, Inc. - Class B	40,500	3,897,315
Yamato Holdings Co., Ltd.	32,793	695,031

		11,834,938

Airlines—0.2%
American Airlines Group, Inc.	38,921	1,648,304
ANA Holdings, Inc.	111,656	322,223
Cathay Pacific Airways, Ltd.	113,200	194,933
Delta Air Lines, Inc.	46,051	2,334,325
Deutsche Lufthansa AG (a) (b)	22,326	352,566
easyJet plc	15,329	392,388
International Consolidated Airlines Group S.A. - Class DI	78,157	696,725
Japan Airlines Co., Ltd.	11,578	414,625
Qantas Airways, Ltd. (b)	49,461	146,677
Ryanair Holdings plc (ADR)	2,174	187,964
Singapore Airlines, Ltd.	51,200	402,931
Southwest Airlines Co.	38,185	1,644,246
United Continental Holdings, Inc. (b)	21,891	1,254,354

		9,992,261

Auto Components—0.4%
Aisin Seiki Co., Ltd.	18,507	795,724
BorgWarner, Inc.	13,040	563,719

Auto Components—(Continued)
Bridgestone Corp. (a)	62,594	2,143,336
Cie Generale des Etablissements Michelin	17,987	1,707,825
Continental AG	10,589	2,570,115
Delphi Automotive plc	16,521	1,416,345
Denso Corp.	46,857	2,234,113
GKN plc	164,956	748,885
Goodyear Tire & Rubber Co. (The)	15,590	509,325
Johnson Controls, Inc.	37,845	1,494,499
Koito Manufacturing Co., Ltd.	10,781	440,989
NGK Spark Plug Co., Ltd. (a)	17,000	447,825
NHK Spring Co., Ltd.	15,100	151,250
NOK Corp.	9,147	213,795
Nokian Renkaat Oyj	11,052	392,569
Stanley Electric Co., Ltd.	13,744	302,733
Sumitomo Electric Industries, Ltd.	72,561	1,022,412
Sumitomo Rubber Industries, Ltd.	16,401	213,203
Toyoda Gosei Co., Ltd.	6,245	141,826
Toyota Industries Corp.	15,724	840,321
Valeo S.A.	7,667	1,183,668
Yokohama Rubber Co., Ltd. (The)	10,000	153,223

		19,687,700

Automobiles—1.0%
Bayerische Motoren Werke AG	31,871	3,356,606
Daihatsu Motor Co., Ltd. (a)	18,533	249,646
Daimler AG	92,684	7,736,355
Fiat Chrysler Automobiles NV (b)	86,426	1,190,055
Ford Motor Co.	225,895	3,182,861
Fuji Heavy Industries, Ltd.	57,012	2,343,669
General Motors Co.	83,513	2,840,277
Harley-Davidson, Inc. (a)	11,875	539,006
Honda Motor Co., Ltd.	156,996	5,030,393
Isuzu Motors, Ltd.	57,200	615,549
Mazda Motor Corp.	52,500	1,080,021
Mitsubishi Motors Corp.	61,400	519,114
Nissan Motor Co., Ltd.	239,349	2,506,668
Peugeot S.A. (b)	42,630	747,467
Renault S.A.	18,546	1,859,145
Suzuki Motor Corp.	35,094	1,065,398
Toyota Motor Corp.	263,210	16,155,842
Volkswagen AG	3,417	526,457
Yamaha Motor Co., Ltd.	25,266	566,180

		52,110,709

Banks—4.3%
Aozora Bank, Ltd.	107,635	375,345
Australia & New Zealand Banking Group, Ltd.	276,787	5,585,837
Banca Monte dei Paschi di Siena S.p.A. (b)	254,014	335,480
Banco Bilbao Vizcaya Argentaria S.A.	613,532	4,474,233
Banco Comercial Portugues S.A. - Class R (a) (b)	3,978,123	209,460
Banco de Sabadell S.A. (a)	486,316	861,356
Banco Espirito Santo S.A. (b) (c) (d)	169,954	0
Banco Popolare SC (b)	34,695	475,755

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Banco Popular Espanol S.A. (a)	163,647	$538,884
Banco Santander S.A.	1,391,483	6,831,531
Bank Hapoalim B.M.	101,271	523,032
Bank Leumi Le-Israel B.M. (b)	133,695	463,754
Bank of America Corp.	606,908	10,214,262
Bank of East Asia, Ltd. (The)	113,200	419,095
Bank of Ireland (b)	2,640,685	967,808
Bank of Kyoto, Ltd. (The)	32,632	302,284
Bank of Queensland, Ltd.	35,407	356,727
Bank of Yokohama, Ltd. (The)	108,009	661,113
Bankia S.A.	440,582	512,369
Bankinter S.A.	64,673	458,426
Barclays plc	1,615,059	5,227,427
BB&T Corp.	45,145	1,706,932
Bendigo and Adelaide Bank, Ltd.	43,705	377,680
BNP Paribas S.A.	101,963	5,771,513
BOC Hong Kong Holdings, Ltd.	356,000	1,077,925
CaixaBank S.A. (a)	252,492	878,335
Chiba Bank, Ltd. (The)	66,833	473,841
Chugoku Bank, Ltd. (The)	15,798	210,578
Citigroup, Inc.	174,471	9,028,874
Comerica, Inc.	10,255	428,967
Commerzbank AG (b)	102,251	1,058,657
Commonwealth Bank of Australia	163,482	10,100,057
Credit Agricole S.A.	101,601	1,196,928
Danske Bank A/S	67,935	1,814,941
DBS Group Holdings, Ltd.	169,100	1,979,737
DNB ASA	93,914	1,155,784
Erste Group Bank AG (b)	26,892	840,460
Fifth Third Bancorp	46,535	935,354
Fukuoka Financial Group, Inc.	74,326	368,643
Gunma Bank, Ltd. (The)	36,171	210,287
Hachijuni Bank, Ltd. (The)	39,338	241,408
Hang Seng Bank, Ltd.	73,600	1,400,548
Hiroshima Bank, Ltd. (The) (a)	47,340	268,830
Hokuhoku Financial Group, Inc.	117,000	238,369
HSBC Holdings plc	1,882,996	14,859,541
Huntington Bancshares, Inc.	46,555	514,898
ING Groep NV	372,262	5,011,036
Intesa Sanpaolo S.p.A.	1,221,005	4,069,117
Intesa Sanpaolo S.p.A. - Risparmio Shares	89,130	271,134
Iyo Bank, Ltd. (The)	23,000	223,272
Japan Post Bank Co., Ltd. (b)	39,000	567,827
Joyo Bank, Ltd. (The)	58,592	276,940
JPMorgan Chase & Co.	214,400	14,156,832
KBC Groep NV	24,185	1,512,186
KeyCorp	48,720	642,617
Kyushu Financial Group, Inc. (b)	33,102	231,308
Lloyds Banking Group plc	5,496,287	5,915,760
M&T Bank Corp.	7,495	908,244
Mitsubishi UFJ Financial Group, Inc.	1,227,480	7,596,745
Mizrahi Tefahot Bank, Ltd.	13,163	157,172
Mizuho Financial Group, Inc.	2,267,060	4,525,582
National Australia Bank, Ltd.	252,741	5,509,739
Natixis S.A.	89,693	506,988
Nordea Bank AB	292,383	3,190,381
Oversea-Chinese Banking Corp., Ltd. (a)	292,200	1,805,933

Banks—(Continued)
People’s United Financial, Inc. (a)	17,895	289,004
PNC Financial Services Group, Inc. (The)	29,735	2,834,043
Raiffeisen Bank International AG (a) (b)	11,184	163,634
Regions Financial Corp.	76,815	737,424
Resona Holdings, Inc.	212,526	1,031,572
Royal Bank of Scotland Group plc (b)	334,226	1,478,677
Seven Bank, Ltd. (a)	57,322	250,911
Shinsei Bank, Ltd.	171,300	315,115
Shizuoka Bank, Ltd. (The)	50,824	492,636
Skandinaviska Enskilda Banken AB - Class A	146,090	1,527,440
Societe Generale S.A.	69,920	3,225,234
Standard Chartered plc	315,195	2,614,961
Sumitomo Mitsui Financial Group, Inc.	122,550	4,622,867
Sumitomo Mitsui Trust Holdings, Inc.	319,090	1,204,673
SunTrust Banks, Inc.	30,000	1,285,200
Suruga Bank, Ltd.	17,000	350,281
Svenska Handelsbanken AB - A Shares	144,104	1,902,166
Swedbank AB - A Shares	87,149	1,913,985
U.S. Bancorp	95,935	4,093,546
UniCredit S.p.A.	459,515	2,530,992
Unione di Banche Italiane SCPA	86,263	572,917
United Overseas Bank, Ltd.	124,400	1,712,575
Wells Fargo & Co. (e)	270,810	14,721,232
Westpac Banking Corp.	319,805	7,751,889
Yamaguchi Financial Group, Inc. (a)	19,000	225,147
Zions Bancorporation	11,760	321,048

		212,181,247

Beverages—1.1%
Anheuser-Busch InBev S.A.	77,404	9,561,331
Asahi Group Holdings, Ltd.	37,263	1,164,918
Brown-Forman Corp. - Class B (a)	6,127	608,289
Carlsberg A/S - Class B	10,297	910,409
Coca-Cola Amatil, Ltd.	54,506	367,355
Coca-Cola Co. (The) (e)	226,910	9,748,054
Coca-Cola Enterprises, Inc.	12,190	600,236
Coca-Cola HBC AG (b)	19,325	412,030
Constellation Brands, Inc. - Class A	9,975	1,420,839
Diageo plc	242,137	6,603,194
Dr Pepper Snapple Group, Inc.	11,040	1,028,928
Heineken Holding NV	9,760	748,208
Heineken NV	22,174	1,892,516
Kirin Holdings Co., Ltd. (a)	79,148	1,070,983
Molson Coors Brewing Co. - Class B	9,205	864,534
Monster Beverage Corp. (b)	8,880	1,322,765
PepsiCo, Inc.	85,225	8,515,682
Pernod-Ricard S.A.	20,440	2,323,844
Remy Cointreau S.A. (a)	2,384	170,709
SABMiller plc	93,433	5,596,603
Suntory Beverage & Food, Ltd.	13,397	587,391
Treasury Wine Estates, Ltd.	71,048	426,511

		55,945,329

Biotechnology—0.9%
AbbVie, Inc.	95,992	5,686,566

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Actelion, Ltd. (b)	9,911	$1,363,738
Alexion Pharmaceuticals, Inc. (b)	13,100	2,498,825
Amgen, Inc.	43,983	7,139,760
Baxalta, Inc.	31,400	1,225,542
Biogen, Inc. (b)	13,630	4,175,550
Celgene Corp. (b)	45,840	5,489,798
CSL, Ltd.	44,746	3,411,571
Gilead Sciences, Inc.	85,120	8,613,293
Grifols S.A.	14,437	664,619
Regeneron Pharmaceuticals, Inc. (b)	4,541	2,465,173
Vertex Pharmaceuticals, Inc. (b)	14,167	1,782,634

		44,517,069

Building Products—0.2%
Allegion plc	5,501	362,626
Asahi Glass Co., Ltd.	90,533	516,251
Assa Abloy AB - Class B	96,480	2,020,743
Cie de St-Gobain	46,930	2,018,863
Daikin Industries, Ltd.	22,591	1,644,120
Geberit AG	3,649	1,227,334
LIXIL Group Corp.	25,629	568,808
Masco Corp.	19,875	562,463
TOTO, Ltd. (a)	13,500	473,329

		9,394,537

Capital Markets—0.9%
3i Group plc	93,160	656,626
Aberdeen Asset Management plc (a)	88,802	378,310
Affiliated Managers Group, Inc. (b)	3,205	512,031
Ameriprise Financial, Inc.	10,315	1,097,722
Bank of New York Mellon Corp. (The)	64,085	2,641,584
BlackRock, Inc.	7,510	2,557,305
Charles Schwab Corp. (The)	69,345	2,283,531
Credit Suisse Group AG (b)	169,973	3,673,684
Daiwa Securities Group, Inc.	159,135	972,956
Deutsche Bank AG	132,768	3,258,675
E*Trade Financial Corp. (b)	16,815	498,397
Franklin Resources, Inc.	22,341	822,596
Goldman Sachs Group, Inc. (The)	23,350	4,208,371
Hargreaves Lansdown plc	25,170	557,313
ICAP plc	53,238	399,654
Invesco, Ltd.	24,820	830,974
Investec plc	52,979	373,877
Julius Baer Group, Ltd. (b)	21,594	1,035,296
Legg Mason, Inc.	6,330	248,326
Macquarie Group, Ltd.	28,895	1,726,663
Mediobanca S.p.A.	54,165	519,325
Morgan Stanley	88,260	2,807,551
Nomura Holdings, Inc.	349,526	1,942,558
Northern Trust Corp.	12,690	914,822
Partners Group Holding AG	1,546	555,069
Platinum Asset Management, Ltd. (a)	22,368	130,623
SBI Holdings, Inc.	20,535	221,667
Schroders plc	12,004	522,791
State Street Corp.	23,690	1,572,068
T. Rowe Price Group, Inc.	14,890	1,064,486

Capital Markets—(Continued)
UBS Group AG	351,944	6,772,776

		45,757,627

Chemicals—1.3%
Air Liquide S.A.	33,116	3,719,385
Air Products & Chemicals, Inc.	11,245	1,463,087
Air Water, Inc.	15,767	252,968
Airgas, Inc.	3,860	533,915
Akzo Nobel NV	23,835	1,592,023
Arkema S.A.	6,433	449,934
Asahi Kasei Corp.	121,475	822,144
BASF SE	88,412	6,759,077
CF Industries Holdings, Inc.	13,500	550,935
Chr Hansen Holding A/S	9,519	595,394
Croda International plc	13,159	586,523
Daicel Corp.	28,442	423,243
Dow Chemical Co. (The)	67,140	3,456,367
E.I. du Pont de Nemours & Co.	52,455	3,493,503
Eastman Chemical Co.	8,580	579,236
Ecolab, Inc.	15,445	1,766,599
EMS-Chemie Holding AG	798	349,423
Evonik Industries AG	13,457	446,559
FMC Corp. (a)	7,740	302,866
Givaudan S.A. (b)	891	1,603,216
Hitachi Chemical Co., Ltd.	9,988	158,263
Incitec Pivot, Ltd.	161,668	462,265
International Flavors & Fragrances, Inc.	4,685	560,513
Israel Chemicals, Ltd.	49,068	198,956
Johnson Matthey plc	19,818	769,571
JSR Corp. (a)	18,320	285,928
K&S AG	18,467	480,139
Kaneka Corp. (a)	26,974	280,467
Kansai Paint Co., Ltd.	22,548	340,897
Koninklijke DSM NV	17,505	875,990
Kuraray Co., Ltd.	34,005	411,193
LANXESS AG	8,851	407,512
Linde AG	17,879	2,595,196
LyondellBasell Industries NV - Class A	21,571	1,874,520
Mitsubishi Chemical Holdings Corp.	130,132	825,062
Mitsubishi Gas Chemical Co., Inc.	37,159	189,855
Mitsui Chemicals, Inc.	78,044	346,157
Monsanto Co.	27,080	2,667,922
Mosaic Co. (The)	19,480	537,453
Nippon Paint Holdings Co., Ltd.	14,000	338,648
Nitto Denko Corp.	15,970	1,164,928
Novozymes A/S - B Shares	22,460	1,075,491
OCI NV (a) (b)	8,225	202,487
Orica, Ltd. (a)	35,626	398,517
PPG Industries, Inc.	15,690	1,550,486
Praxair, Inc.	16,625	1,702,400
Sherwin-Williams Co. (The)	4,660	1,209,736
Shin-Etsu Chemical Co., Ltd.	39,589	2,150,316
Sika AG	209	749,234
Solvay S.A. (a)	5,722	608,069
Sumitomo Chemical Co., Ltd.	142,637	818,625
Symrise AG	11,910	790,067

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Syngenta AG	8,947	$3,511,734
Taiyo Nippon Sanso Corp. (a)	14,268	128,883
Teijin, Ltd.	89,665	305,411
Toray Industries, Inc. (a)	140,548	1,304,355
Umicore S.A.	9,185	383,945
Yara International ASA	17,212	741,329

		63,148,917

Commercial Services & Supplies—0.2%
ADT Corp. (The) (a)	9,822	323,930
Aggreko plc (a)	24,639	331,416
Babcock International Group plc	24,179	360,054
Brambles, Ltd.	150,505	1,259,436
Cintas Corp.	5,130	467,086
Dai Nippon Printing Co., Ltd.	51,963	513,723
Edenred	19,941	375,709
G4S plc	148,269	492,457
ISS A/S	14,331	516,889
Park24 Co., Ltd.	9,080	220,321
Pitney Bowes, Inc. (a)	11,610	239,747
Republic Services, Inc.	13,885	610,801
Secom Co., Ltd.	20,229	1,368,888
Securitas AB - B Shares	30,220	460,319
Societe BIC S.A.	2,769	455,614
Sohgo Security Services Co., Ltd.	5,900	276,107
Stericycle, Inc. (b)	4,915	592,749
Toppan Printing Co., Ltd.	49,929	459,741
Tyco International plc	24,425	778,913
Waste Management, Inc.	24,335	1,298,759

		11,402,659

Communications Equipment—0.4%
Alcatel-Lucent (b)	271,512	1,076,989
Cisco Systems, Inc. (e)	294,800	8,005,294
F5 Networks, Inc. (b)	4,085	396,082
Harris Corp.	7,190	624,811
Juniper Networks, Inc.	20,420	563,592
Motorola Solutions, Inc.	9,300	636,585
Nokia Oyj	354,071	2,520,642
QUALCOMM, Inc.	91,105	4,553,883
Telefonaktiebolaget LM Ericsson - B Shares	292,944	2,837,662

		21,215,540

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	18,216	530,699
Boskalis Westminster	8,495	346,064
Bouygues S.A.	19,590	776,447
CIMIC Group, Ltd.	9,707	170,379
Ferrovial S.A.	43,353	978,439
Fluor Corp.	8,395	396,412
Jacobs Engineering Group, Inc. (b)	7,150	299,942
JGC Corp.	20,182	308,826
Kajima Corp.	81,151	482,888
Obayashi Corp.	62,450	576,144

Construction & Engineering—(Continued)
Quanta Services, Inc. (b)	11,785	238,646
Shimizu Corp.	56,178	457,765
Skanska AB - B Shares	36,683	707,846
Taisei Corp.	101,221	666,867
Vinci S.A.	46,056	2,953,531

		9,890,895

Construction Materials—0.2%
Boral, Ltd.	73,565	314,699
CRH plc	79,145	2,287,700
Fletcher Building, Ltd.	65,581	327,930
HeidelbergCement AG	13,600	1,109,511
Imerys S.A.	3,463	241,573
James Hardie Industries plc	43,384	547,291
LafargeHolcim, Ltd. (b)	40,852	2,046,998
Martin Marietta Materials, Inc.	3,912	534,301
Taiheiyo Cement Corp.	113,000	329,466
Vulcan Materials Co.	7,750	736,017

		8,475,486

Consumer Finance—0.2%
Acom Co., Ltd. (a) (b)	38,410	180,844
AEON Financial Service Co., Ltd.	10,005	223,831
American Express Co.	49,380	3,434,379
Capital One Financial Corp.	31,465	2,271,144
Credit Saison Co., Ltd.	14,315	282,108
Discover Financial Services	25,185	1,350,420
Navient Corp.	21,635	247,721
Provident Financial plc	14,148	700,729
Synchrony Financial (b)	48,287	1,468,408

		10,159,584

Containers & Packaging—0.1%
Amcor, Ltd.	113,555	1,104,782
Avery Dennison Corp.	5,300	332,098
Ball Corp.	7,970	579,658
International Paper Co.	24,135	909,890
Owens-Illinois, Inc. (b)	9,270	161,484
Rexam plc	67,439	598,224
Sealed Air Corp.	11,895	530,517
Toyo Seikan Group Holdings, Ltd. (a)	15,696	290,338
WestRock Co.	15,195	693,196

		5,200,187

Distributors—0.0%
Genuine Parts Co.	8,815	757,121
Jardine Cycle & Carriage, Ltd.	11,200	273,284

		1,030,405

Diversified Consumer Services—0.0%
Benesse Holdings, Inc. (a)	6,454	185,838
H&R Block, Inc.	13,655	454,848

		640,686

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—0.7%
ASX, Ltd.	18,603	$570,739
Berkshire Hathaway, Inc. - Class B (b) (e)	108,624	14,342,713
Challenger, Ltd.	54,841	345,720
CME Group, Inc.	19,585	1,774,401
Deutsche Boerse AG	18,622	1,647,400
Eurazeo S.A.	3,905	268,745
Exor S.p.A.	9,555	432,425
First Pacific Co., Ltd.	224,500	148,705
Groupe Bruxelles Lambert S.A.	7,805	667,320
Hong Kong Exchanges and Clearing, Ltd.	109,500	2,782,517
Industrivarden AB - C Shares	15,683	268,060
Intercontinental Exchange, Inc.	6,436	1,649,289
Investment AB Kinnevik - B Shares	22,645	694,185
Investor AB - B Shares	43,815	1,612,049
Japan Exchange Group, Inc.	52,900	826,201
Leucadia National Corp.	19,475	338,670
London Stock Exchange Group plc	30,254	1,222,606
McGraw Hill Financial, Inc.	15,815	1,559,043
Mitsubishi UFJ Lease & Finance Co., Ltd.	47,420	244,278
Moody’s Corp.	10,125	1,015,942
Nasdaq, Inc.	6,870	399,628
ORIX Corp.	127,450	1,787,888
Pargesa Holding S.A.	3,017	190,069
Singapore Exchange, Ltd.	76,600	414,380
Wendel S.A.	2,767	328,668

		35,531,641

Diversified Telecommunication Services—1.3%
AT&T, Inc. (e)	356,580	12,269,909
Bezeq The Israeli Telecommunication Corp., Ltd.	185,314	407,825
BT Group plc	805,718	5,568,485
CenturyLink, Inc.	32,550	818,958
Deutsche Telekom AG	310,402	5,616,351
Elisa Oyj	13,687	514,744
Frontier Communications Corp. (a)	67,665	315,996
HKT Trust & HKT, Ltd.	254,200	324,204
Iliad S.A.	2,544	606,948
Inmarsat plc	43,255	720,695
Koninklijke KPN NV	307,687	1,161,836
Level 3 Communications, Inc. (b)	16,714	908,573
Nippon Telegraph & Telephone Corp.	72,200	2,866,472
Orange S.A.	191,234	3,208,206
PCCW, Ltd.	398,700	233,563
Proximus	14,687	476,487
Singapore Telecommunications, Ltd.	5,000	12,868
Singapore Telecommunications, Ltd.	761,400	1,998,685
Spark New Zealand, Ltd.	174,817	394,018
Swisscom AG	2,499	1,242,789
TDC A/S	77,385	383,883
Telecom Italia S.p.A. (a) (b)	1,104,563	1,392,210
Telecom Italia S.p.A. - Risparmio Shares	577,030	590,201
Telefonica Deutschland Holding AG (a)	57,071	304,684
Telefonica S.A.	433,807	4,788,210
Telenor ASA	72,146	1,200,238
TeliaSonera AB	249,656	1,241,483

Diversified Telecommunication Services—(Continued)
Telstra Corp., Ltd.	411,599	1,670,075
TPG Telecom, Ltd.	27,669	197,809
Verizon Communications, Inc. (e)	235,720	10,894,978

		62,331,383

Electric Utilities—0.8%
American Electric Power Co., Inc.	28,450	1,657,782
AusNet Services	167,248	179,680
Cheung Kong Infrastructure Holdings, Ltd.	60,400	555,990
Chubu Electric Power Co., Inc.	62,037	848,567
Chugoku Electric Power Co., Inc. (The)	28,534	375,566
CLP Holdings, Ltd.	181,982	1,546,727
Contact Energy, Ltd.	70,864	229,225
Duke Energy Corp.	39,915	2,849,532
Edison International	18,845	1,115,812
EDP - Energias de Portugal S.A.	221,925	797,581
Electricite de France S.A.	23,384	343,520
Endesa S.A.	30,538	611,817
Enel S.p.A.	678,867	2,839,550
Entergy Corp.	10,425	712,653
Eversource Energy	18,365	937,901
Exelon Corp.	49,924	1,386,389
FirstEnergy Corp.	24,425	775,005
Fortum Oyj	42,856	642,406
HK Electric Investments & HK Electric Investments, Ltd. (144A)	255,100	213,705
Hokuriku Electric Power Co.	16,211	239,435
Iberdrola S.A.	518,483	3,675,691
Kansai Electric Power Co., Inc. (The) (b)	67,733	810,437
Kyushu Electric Power Co., Inc. (a) (b)	41,097	449,071
Mighty River Power, Ltd.	67,154	126,839
NextEra Energy, Inc.	26,645	2,768,149
Pepco Holdings, Inc.	14,660	381,307
Pinnacle West Capital Corp.	6,450	415,896
Power Assets Holdings, Ltd.	133,400	1,228,188
PPL Corp.	38,815	1,324,756
Red Electrica Corp. S.A.	10,441	870,260
Shikoku Electric Power Co., Inc. (a)	17,152	267,670
Southern Co. (The) (a)	52,595	2,460,920
SSE plc	95,598	2,140,686
Terna Rete Elettrica Nazionale S.p.A.	144,432	744,165
Tohoku Electric Power Co., Inc.	43,538	544,271
Tokyo Electric Power Co., Inc. (b)	139,185	800,539
Xcel Energy, Inc.	29,310	1,052,522

		38,920,210

Electrical Equipment—0.4%
ABB, Ltd. (b)	211,674	3,757,222
AMETEK, Inc.	13,967	748,492
Eaton Corp. plc	27,038	1,407,057
Emerson Electric Co.	38,095	1,822,084
Fuji Electric Co., Ltd.	52,942	222,007
Legrand S.A.	25,657	1,448,103
Mabuchi Motor Co., Ltd. (a)	4,800	259,338
Mitsubishi Electric Corp.	185,739	1,947,385
Nidec Corp.	21,500	1,556,221

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
OSRAM Licht AG	8,625	$362,920
Prysmian S.p.A.	18,819	411,644
Rockwell Automation, Inc.	7,745	794,714
Schneider Electric SE	53,734	3,059,392
Vestas Wind Systems A/S	21,566	1,505,690

		19,302,269

Electronic Equipment, Instruments & Components—0.4%
Alps Electric Co., Ltd.	17,305	468,013
Amphenol Corp. - Class A	17,870	933,350
Citizen Holdings Co., Ltd.	25,400	182,438
Corning, Inc.	71,040	1,298,611
FLIR Systems, Inc.	8,105	227,507
Hamamatsu Photonics KK	13,700	375,505
Hexagon AB - B Shares	24,863	921,111
Hirose Electric Co., Ltd. (a)	2,900	350,484
Hitachi High-Technologies Corp.	6,611	178,653
Hitachi, Ltd.	465,158	2,631,711
Ingenico Group SA	5,314	671,691
Keyence Corp.	4,388	2,408,334
Kyocera Corp.	30,900	1,432,191
Murata Manufacturing Co., Ltd.	19,546	2,805,373
Nippon Electric Glass Co., Ltd. (a)	37,602	189,599
Omron Corp.	18,866	628,402
Shimadzu Corp.	24,283	406,855
TDK Corp.	11,925	762,781
TE Connectivity, Ltd.	23,300	1,505,413
Yaskawa Electric Corp.	23,000	313,045
Yokogawa Electric Corp.	21,943	263,816

		18,954,883

Energy Equipment & Services—0.3%
Amec Foster Wheeler plc	37,515	236,887
Baker Hughes, Inc.	25,225	1,164,134
Cameron International Corp. (b)	11,100	701,520
Diamond Offshore Drilling, Inc.	3,715	78,387
Ensco plc - Class A (a)	13,570	208,842
FMC Technologies, Inc. (b)	13,230	383,802
Halliburton Co.	49,550	1,686,682
Helmerich & Payne, Inc. (a)	6,205	332,278
National Oilwell Varco, Inc. (a)	22,205	743,646
Petrofac, Ltd. (a)	25,003	292,949
Saipem S.p.A. (a) (b)	25,369	203,930
Schlumberger, Ltd. (e)	73,390	5,118,953
Technip S.A.	10,096	498,702
Tenaris S.A. (a)	45,208	538,188
Transocean, Ltd. (a)	19,780	244,876
Transocean, Ltd. (Swiss-Traded Shares) (a)	35,006	435,300

		12,869,076

Food & Staples Retailing—0.9%
Aeon Co., Ltd.	62,929	967,651
Carrefour S.A.	53,347	1,536,198
Casino Guichard Perrachon S.A. (a)	5,490	252,185
Colruyt S.A.	6,854	352,034

Food & Staples Retailing—(Continued)
Costco Wholesale Corp.	25,495	4,117,442
CVS Health Corp.	64,615	6,317,409
Delhaize Group S.A.	10,013	975,344
Distribuidora Internacional de Alimentacion S.A. (a) (b)	59,120	347,333
FamilyMart Co., Ltd.	5,714	265,501
ICA Gruppen AB	7,426	268,902
J Sainsbury plc (a)	129,307	492,734
Jeronimo Martins SGPS S.A.	24,196	314,376
Koninklijke Ahold NV	80,316	1,695,720
Kroger Co. (The)	56,260	2,353,356
Lawson, Inc.	6,276	508,964
Metro AG	17,159	547,668
Seven & I Holdings Co., Ltd.	72,531	3,307,082
Sysco Corp.	32,045	1,313,845
Tesco plc (b)	781,744	1,720,550
Wal-Mart Stores, Inc. (e)	91,474	5,607,356
Walgreens Boots Alliance, Inc.	50,695	4,316,933
Wesfarmers, Ltd.	108,171	3,254,515
Whole Foods Market, Inc.	20,700	693,450
WM Morrison Supermarkets plc (a)	211,833	459,713
Woolworths, Ltd. (a)	121,872	2,156,732

		44,142,993

Food Products—1.1%
Ajinomoto Co., Inc.	54,281	1,284,735
Archer-Daniels-Midland Co.	35,255	1,293,153
Aryzta AG (b)	8,440	427,030
Associated British Foods plc	34,278	1,687,272
Barry Callebaut AG (a) (b)	215	234,485
Calbee, Inc.	7,080	297,135
Campbell Soup Co. (a)	10,390	545,995
Chocoladefabriken Lindt & Spruengli AG	10	744,286
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	94	585,557
ConAgra Foods, Inc.	24,940	1,051,470
Danone S.A.	56,741	3,829,301
General Mills, Inc.	34,660	1,998,496
Golden Agri-Resources, Ltd.	679,600	161,901
Hershey Co. (The)	8,465	755,671
Hormel Foods Corp.	7,805	617,219
J.M. Smucker Co. (The)	6,985	861,530
Kellogg Co.	14,755	1,066,344
Kerry Group plc - Class A	15,267	1,263,418
Keurig Green Mountain, Inc. (a)	6,983	628,330
Kikkoman Corp. (a)	14,100	488,007
Kraft Heinz Co. (The)	34,423	2,504,617
McCormick & Co., Inc.	6,770	579,241
Mead Johnson Nutrition Co. (a)	11,730	926,084
MEIJI Holdings Co., Ltd.	11,800	972,983
Mondelez International, Inc. - Class A	93,360	4,186,262
Nestle S.A.	306,912	22,749,441
NH Foods, Ltd.	16,715	327,823
Nisshin Seifun Group, Inc.	20,400	333,077
Nissin Foods Holdings Co., Ltd.	6,234	330,331
Orkla ASA	78,035	615,845

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Tate & Lyle plc	44,620	$393,224
Toyo Suisan Kaisha, Ltd.	8,477	295,072
Tyson Foods, Inc. - Class A (a)	17,650	941,275
WH Group, Ltd. (144A) (b)	555,700	307,292
Wilmar International, Ltd.	184,339	379,715
Yakult Honsha Co., Ltd. (a)	8,492	415,360
Yamazaki Baking Co., Ltd. (a)	10,748	241,279

		56,320,256

Gas Utilities—0.1%
AGL Resources, Inc.	6,930	442,203
APA Group	106,735	670,545
Enagas S.A.	20,730	583,298
Gas Natural SDG S.A.	33,792	686,469
Hong Kong & China Gas Co., Ltd.	666,842	1,308,023
Osaka Gas Co., Ltd.	180,489	650,799
Snam S.p.A.	201,667	1,054,641
Toho Gas Co., Ltd. (a)	39,048	252,166
Tokyo Gas Co., Ltd.	218,460	1,026,181

		6,674,325

Health Care Equipment & Supplies—0.7%
Abbott Laboratories	86,400	3,880,224
Baxter International, Inc.	31,600	1,205,540
Becton Dickinson & Co.	12,177	1,876,354
Boston Scientific Corp. (b)	77,880	1,436,107
C.R. Bard, Inc.	4,285	811,750
Cochlear, Ltd.	5,519	382,209
Coloplast A/S - Class B	10,695	863,264
DENTSPLY International, Inc.	8,045	489,538
Edwards Lifesciences Corp. (b)	12,460	984,091
Essilor International S.A.	19,789	2,466,817
Getinge AB - B Shares	19,294	502,125
Hoya Corp.	40,150	1,636,863
Intuitive Surgical, Inc. (b)	2,220	1,212,475
Medtronic plc	81,979	6,305,825
Olympus Corp.	26,406	1,040,039
Smith & Nephew plc	86,117	1,524,250
Sonova Holding AG	5,204	660,628
St. Jude Medical, Inc.	16,285	1,005,924
Stryker Corp.	18,370	1,707,308
Sysmex Corp.	14,100	901,781
Terumo Corp.	29,300	906,905
Varian Medical Systems, Inc. (a) (b)	5,725	462,580
William Demant Holding A/S (b)	2,358	223,936
Zimmer Biomet Holdings, Inc.	9,935	1,019,232

		33,505,765

Health Care Providers & Services—0.7%
Aetna, Inc.	20,244	2,188,781
Alfresa Holdings Corp.	17,000	336,300
AmerisourceBergen Corp.	11,885	1,232,593
Anthem, Inc.	15,180	2,116,699
Cardinal Health, Inc.	18,930	1,689,881
Chartwell Retirement Residences	18,600	170,716
Cigna Corp.	14,925	2,183,975

Health Care Providers & Services—(Continued)
DaVita HealthCare Partners, Inc. (b)	9,830	685,249
Express Scripts Holding Co. (b)	39,214	3,427,696
Extendicare, Inc. (a)	9,450	65,905
Fresenius Medical Care AG & Co. KGaA	21,077	1,775,774
Fresenius SE & Co. KGaA	36,719	2,625,733
HCA Holdings, Inc. (b)	18,569	1,255,822
Healthscope, Ltd.	167,018	322,013
Henry Schein, Inc. (b)	4,903	775,606
Humana, Inc.	8,600	1,535,186
Laboratory Corp. of America Holdings (b)	5,825	720,203
McKesson Corp.	13,455	2,653,730
Medipal Holdings Corp.	12,987	221,141
Miraca Holdings, Inc.	5,243	231,219
Patterson Cos., Inc. (a)	4,980	225,146
Quest Diagnostics, Inc.	8,305	590,818
Ramsay Health Care, Ltd.	13,648	671,150
Ryman Healthcare, Ltd.	35,230	204,596
Sonic Healthcare, Ltd.	36,792	476,727
Suzuken Co., Ltd.	7,500	285,876
Tenet Healthcare Corp. (b)	5,757	174,437
UnitedHealth Group, Inc.	55,300	6,505,492
Universal Health Services, Inc. - Class B	5,300	633,297

		35,981,761

Health Care Technology—0.0%
Cerner Corp. (b)	17,760	1,068,619
M3, Inc. (a)	18,690	387,360

		1,455,979

Hotels, Restaurants & Leisure—0.7%
Accor S.A.	20,240	873,052
Aristocrat Leisure, Ltd.	51,269	378,896
Carnival Corp.	26,820	1,461,154
Carnival plc	17,767	1,008,766
Chipotle Mexican Grill, Inc. (a) (b)	1,815	870,928
Compass Group plc	158,609	2,745,173
Crown Resorts, Ltd. (a)	34,811	314,478
Darden Restaurants, Inc.	6,575	418,433
Flight Centre Travel Group, Ltd. (a)	5,369	154,723
Galaxy Entertainment Group, Ltd.	223,871	698,017
Genting Singapore plc (a)	581,000	313,151
InterContinental Hotels Group plc	22,781	883,986
Marriott International, Inc. - Class A (a)	11,575	775,988
McDonald’s Corp.	54,640	6,455,170
McDonald’s Holdings Co. Japan, Ltd. (a) (b)	6,377	138,734
Melco Crown Entertainment, Ltd. (ADR)	9,158	153,854
Merlin Entertainments plc (144A)	67,665	453,453
MGM China Holdings, Ltd.	90,500	112,260
Oriental Land Co., Ltd.	19,300	1,161,988
Pandox AB (b)	5,686	104,047
Royal Caribbean Cruises, Ltd. (a)	9,914	1,003,396
Sands China, Ltd.	231,935	781,506
Shangri-La Asia, Ltd.	119,200	116,828
SJM Holdings, Ltd.	189,856	135,422
Sodexo S.A.	9,088	884,071

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Starbucks Corp.	86,060	$5,166,182
Starwood Hotels & Resorts Worldwide, Inc.	9,865	683,447
Tabcorp Holdings, Ltd.	78,543	267,843
Tatts Group, Ltd.	139,490	443,016
TUI AG	47,996	851,514
Whitbread plc	17,603	1,137,582
William Hill plc	85,076	496,463
Wyndham Worldwide Corp.	6,865	498,742
Wynn Macau, Ltd.	148,278	171,863
Wynn Resorts, Ltd. (a)	4,750	328,652
Yum! Brands, Inc.	24,940	1,821,867

		34,264,645

Household Durables—0.3%
Barratt Developments plc	95,709	877,056
Casio Computer Co., Ltd. (a)	19,400	452,859
D.R. Horton, Inc.	18,850	603,765
Electrolux AB - Series B	23,276	558,690
Garmin, Ltd. (a)	6,770	251,641
Harman International Industries, Inc.	4,130	389,087
Husqvarna AB - B Shares	39,758	262,315
Iida Group Holdings Co., Ltd.	14,204	263,096
Leggett & Platt, Inc. (a)	7,880	331,118
Lennar Corp. - Class A (a)	10,095	493,746
Mohawk Industries, Inc. (b)	3,760	712,106
Newell Rubbermaid, Inc.	15,525	684,342
Nikon Corp. (a)	32,755	437,574
Panasonic Corp.	212,528	2,156,925
Persimmon plc (b)	29,573	883,165
PulteGroup, Inc.	18,580	331,096
Rinnai Corp.	3,575	316,505
Sekisui Chemical Co., Ltd.	39,915	520,650
Sekisui House, Ltd.	58,549	983,871
Sony Corp.	121,475	2,975,942
Taylor Wimpey plc	312,210	932,311
Techtronic Industries Co., Ltd.	131,100	532,564
Whirlpool Corp.	4,530	665,321

		16,615,745

Household Products—0.6%
Church & Dwight Co., Inc.	7,701	653,661
Clorox Co. (The)	7,515	953,127
Colgate-Palmolive Co.	52,150	3,474,233
Henkel AG & Co. KGaA	10,027	962,212
Kimberly-Clark Corp.	21,135	2,690,486
Procter & Gamble Co. (The) (e)	157,225	12,485,237
Reckitt Benckiser Group plc	61,593	5,669,570
Svenska Cellulosa AB SCA - B Shares	56,772	1,648,711
Unicharm Corp.	35,900	731,911

		29,269,148

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	39,585	378,828
Electric Power Development Co., Ltd.	14,156	503,764
Enel Green Power S.p.A.	166,848	338,117

Independent Power and Renewable Electricity Producers—(Continued)
Meridian Energy, Ltd.	120,436	196,191
NRG Energy, Inc.	19,105	224,866

		1,641,766

Industrial Conglomerates—0.9%
3M Co.	36,245	5,459,947
CK Hutchison Holdings, Ltd.	259,446	3,475,621
Danaher Corp.	34,460	3,200,645
General Electric Co. (e)	547,926	17,067,895
Keihan Electric Railway Co., Ltd. (a)	49,000	327,791
Keppel Corp., Ltd. (a)	139,000	634,299
Koninklijke Philips NV	91,686	2,331,155
NWS Holdings, Ltd.	144,500	214,003
Roper Technologies, Inc.	5,890	1,117,863
Seibu Holdings, Inc.	11,513	235,473
Sembcorp Industries, Ltd.	94,600	202,430
Siemens AG	76,324	7,405,036
Smiths Group plc	38,087	526,901
Toshiba Corp. (a) (b)	386,779	793,705

		42,992,764

Insurance—2.0%
ACE, Ltd. (a)	18,740	2,189,769
Admiral Group plc	20,167	490,528
Aegon NV	174,349	984,109
Aflac, Inc.	24,985	1,496,601
Ageas	19,387	898,611
AIA Group, Ltd.	1,159,573	6,908,223
Allianz SE	43,991	7,793,255
Allstate Corp. (The)	23,165	1,438,315
American International Group, Inc.	75,035	4,649,919
AMP, Ltd.	284,212	1,198,099
Aon plc	16,280	1,501,179
Assicurazioni Generali S.p.A.	112,394	2,055,011
Assurant, Inc.	3,905	314,509
Aviva plc	389,444	2,942,659
AXA S.A.	188,282	5,147,373
Baloise Holding AG	4,825	611,866
Chubb Corp. (The)	13,170	1,746,869
Cincinnati Financial Corp.	8,510	503,537
CNP Assurances	16,499	222,225
Dai-ichi Life Insurance Co., Ltd. (The)	103,737	1,721,283
Direct Line Insurance Group plc	131,860	787,639
Gjensidige Forsikring ASA	19,318	307,620
Hannover Rueck SE	5,828	668,000
Hartford Financial Services Group, Inc. (The)	24,040	1,044,778
Insurance Australia Group, Ltd.	234,042	940,292
Japan Post Holdings Co., Ltd. (b)	43,316	672,111
Legal & General Group plc	572,118	2,256,326
Lincoln National Corp.	14,540	730,780
Loews Corp.	16,540	635,136
Mapfre S.A. (a)	102,184	254,865
Marsh & McLennan Cos., Inc.	30,750	1,705,087
Medibank Private, Ltd.	262,303	408,848
MetLife, Inc. (f)	64,675	3,117,982

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
MS&AD Insurance Group Holdings, Inc.	48,739	$1,425,342
Muenchener Rueckversicherungs-Gesellschaft AG	16,061	3,216,605
NN Group NV	22,993	808,560
Old Mutual plc	473,680	1,247,152
Principal Financial Group, Inc.	15,875	714,057
Progressive Corp. (The)	33,905	1,078,179
Prudential Financial, Inc.	26,130	2,127,243
Prudential plc	247,489	5,540,760
QBE Insurance Group, Ltd.	131,693	1,198,090
RSA Insurance Group plc	97,249	611,104
Sampo Oyj - A Shares	43,031	2,181,075
SCOR SE	14,874	556,423
Sompo Japan Nipponkoa Holdings, Inc.	31,766	1,039,044
Sony Financial Holdings, Inc.	16,749	299,186
St. James’s Place plc	50,353	742,678
Standard Life plc	189,073	1,084,852
Suncorp Group, Ltd.	123,635	1,082,490
Swiss Life Holding AG (b)	3,104	833,051
Swiss Re AG	33,900	3,297,729
T&D Holdings, Inc.	55,752	732,880
Tokio Marine Holdings, Inc.	65,679	2,530,643
Torchmark Corp.	6,755	386,116
Travelers Cos., Inc. (The)	18,080	2,040,509
Tryg A/S	11,149	221,421
UnipolSai S.p.A.	107,059	271,224
Unum Group	14,295	475,881
XL Group plc	17,465	684,279
Zurich Insurance Group AG (b)	14,478	3,694,198

		98,464,175

Internet & Catalog Retail—0.5%
Amazon.com, Inc. (b)	22,290	15,065,588
Expedia, Inc.	5,785	719,076
Netflix, Inc. (a) (b)	24,681	2,823,013
Priceline Group, Inc. (The) (b)	2,995	3,818,475
Rakuten, Inc. (b)	89,474	1,031,115
TripAdvisor, Inc. (a) (b)	6,505	554,551
Zalando SE (a) (b)	8,315	328,476

		24,340,294

Internet Software & Services—0.9%
Akamai Technologies, Inc. (b)	10,310	542,615
Alphabet, Inc. - Class A (b) (e)	16,840	13,101,689
Alphabet, Inc. - Class C (b) (e)	17,166	13,026,934
Auto Trader Group plc (144A) (b)	72,270	472,270
eBay, Inc. (b)	64,975	1,785,513
Facebook, Inc. - Class A (b)	131,046	13,715,274
Kakaku.com, Inc.	13,876	273,935
Mixi, Inc.	4,137	154,459
United Internet AG	11,907	654,780
VeriSign, Inc. (a) (b)	5,735	501,010
Yahoo Japan Corp.	137,049	556,976
Yahoo!, Inc. (b)	50,195	1,669,486

		46,454,941

IT Services—0.9%
Accenture plc - Class A	36,195	3,782,377
Alliance Data Systems Corp. (b)	3,550	981,824
Amadeus IT Holding S.A. - A Shares	42,241	1,860,009
Atos SE	8,418	707,020
Automatic Data Processing, Inc.	26,995	2,287,016
Cap Gemini S.A.	15,745	1,456,855
Cognizant Technology Solutions Corp. - Class A (b)	35,350	2,121,707
Computershare, Ltd.	45,026	379,521
CSRA, Inc.	7,955	238,650
Fidelity National Information Services, Inc.	16,285	986,871
Fiserv, Inc. (b)	13,560	1,240,198
Fujitsu, Ltd.	179,016	891,028
International Business Machines Corp. (e)	52,296	7,196,976
Itochu Techno-Solutions Corp.	4,600	91,912
MasterCard, Inc. - Class A	57,900	5,637,144
Nomura Research Institute, Ltd.	11,900	457,376
NTT Data Corp.	12,151	586,984
Obic Co., Ltd.	6,240	330,792
Otsuka Corp. (a)	5,100	250,103
Paychex, Inc.	18,615	984,547
PayPal Holdings, Inc. (b)	64,275	2,326,755
Teradata Corp. (a) (b)	8,200	216,644
Total System Services, Inc.	9,795	487,791
Visa, Inc. - Class A (a)	113,160	8,775,558
Western Union Co. (The) (a)	29,620	530,494
Xerox Corp.	58,160	618,241

		45,424,393

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	17,110	359,516
Hasbro, Inc. (a)	6,545	440,871
Mattel, Inc. (a)	19,545	531,038
Sankyo Co., Ltd. (a)	4,804	179,184
Sega Sammy Holdings, Inc.	17,948	167,609
Shimano, Inc.	7,641	1,170,307
Yamaha Corp.	16,200	391,412

		3,239,937

Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	19,135	800,035
Illumina, Inc. (a) (b)	8,419	1,615,985
Lonza Group AG (b)	5,106	830,102
PerkinElmer, Inc.	6,490	347,669
QIAGEN NV (b)	21,267	575,374
Thermo Fisher Scientific, Inc.	23,130	3,280,991
Waters Corp. (b)	4,790	644,638

		8,094,794

Machinery—0.8%
Alfa Laval AB (a)	28,329	514,372
Alstom S.A. (a) (b)	20,930	639,634
Amada Holdings Co., Ltd.	32,986	314,786
Andritz AG	7,526	365,044
Atlas Copco AB - A Shares	64,601	1,573,787
Atlas Copco AB - B Shares	37,649	865,623

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Caterpillar, Inc. (a)	34,885	$2,370,785
CNH Industrial NV (a)	90,768	618,732
Cummins, Inc.	9,695	853,257
Deere & Co. (a)	18,115	1,381,631
Dover Corp. (a)	9,100	557,921
FANUC Corp.	18,910	3,259,918
Flowserve Corp. (a)	7,680	323,174
GEA Group AG	17,657	711,513
Hino Motors, Ltd.	25,133	289,976
Hitachi Construction Machinery Co., Ltd. (a)	10,358	161,264
Hoshizaki Electric Co., Ltd.	3,900	242,393
IHI Corp. (a)	133,748	367,735
Illinois Tool Works, Inc.	19,100	1,770,188
IMI plc	26,134	329,690
Ingersoll-Rand plc	15,365	849,531
JTEKT Corp.	19,817	324,339
Kawasaki Heavy Industries, Ltd.	136,697	505,510
Komatsu, Ltd.	88,887	1,448,310
Kone Oyj - Class B (a)	32,429	1,363,490
Kubota Corp.	108,359	1,670,362
Kurita Water Industries, Ltd.	10,324	216,138
Makita Corp. (a)	11,490	660,322
MAN SE	3,393	343,269
Melrose Industries plc	94,885	404,873
Metso Oyj (a)	10,930	243,374
Minebea Co., Ltd.	30,000	257,608
Mitsubishi Heavy Industries, Ltd.	292,000	1,275,464
Nabtesco Corp.	11,740	238,572
NGK Insulators, Ltd.	24,922	562,168
NSK, Ltd.	45,169	489,904
PACCAR, Inc. (a)	20,595	976,203
Parker-Hannifin Corp.	8,035	779,234
Pentair plc (a)	10,373	513,775
Sandvik AB (a)	102,373	886,673
Schindler Holding AG	1,992	334,247
Schindler Holding AG (Participation Certificate)	4,259	713,155
Sembcorp Marine, Ltd. (a)	79,700	97,816
SKF AB - B Shares	38,286	617,239
SMC Corp.	5,213	1,351,884
Snap-on, Inc.	3,410	584,576
Stanley Black & Decker, Inc.	8,940	954,166
Sulzer AG	2,324	218,543
Sumitomo Heavy Industries, Ltd.	52,676	235,962
THK Co., Ltd.	11,652	215,622
Volvo AB - B Shares	148,056	1,366,861
Wartsila Oyj Abp	14,240	645,728
Weir Group plc (The)	20,606	303,094
Xylem, Inc.	10,440	381,060
Yangzijiang Shipbuilding Holdings, Ltd.	178,690	137,969
Zardoya Otis S.A. (a)	17,418	202,949

		39,881,413

Marine—0.1%
AP Moeller - Maersk A/S - Class A	368	473,027
AP Moeller - Maersk A/S - Class B	666	864,806

Marine—(Continued)
Kuehne & Nagel International AG	5,228	716,836
Mitsui OSK Lines, Ltd.	109,913	276,880
Nippon Yusen KK	154,984	375,651

		2,707,200

Media—1.1%
Altice NV - Class A (b)	35,497	507,600
Altice NV - Class B (b)	10,517	152,163
Axel Springer SE	4,296	238,904
Cablevision Systems Corp. - Class A	12,885	411,031
CBS Corp. - Class B	25,750	1,213,597
Comcast Corp. - Class A	144,002	8,126,033
Dentsu, Inc. (a)	20,887	1,143,298
Discovery Communications, Inc. - Class A (a) (b)	8,650	230,782
Discovery Communications, Inc. - Class C (b)	14,850	374,517
Eutelsat Communications S.A.	16,424	490,477
Hakuhodo DY Holdings, Inc.	22,440	242,502
Interpublic Group of Cos., Inc. (The)	23,725	552,318
ITV plc	368,339	1,500,871
JCDecaux S.A.	7,148	273,609
Kabel Deutschland Holding AG	2,134	263,728
Lagardere SCA	11,447	340,584
News Corp. - Class A	22,021	294,201
News Corp. - Class B	6,156	85,938
Numericable-SFR SAS	10,547	382,940
Omnicom Group, Inc.	14,085	1,065,671
Pearson plc	79,142	855,294
ProSiebenSat.1 Media SE	21,110	1,067,828
Publicis Groupe S.A.	18,215	1,208,099
REA Group, Ltd.	5,089	202,366
RELX NV	95,762	1,610,324
RELX plc	107,525	1,885,176
RTL Group S.A.	93	7,768
RTL Group S.A. (Brussels Exchange)	3,657	305,656
Schibsted ASA - B Shares (b)	8,577	272,263
Schibsted ASA - Class A	7,278	238,878
Scripps Networks Interactive, Inc. - Class A (a)	5,450	300,895
SES S.A.	31,421	870,974
Singapore Press Holdings, Ltd. (a)	154,000	426,945
Sky plc	99,322	1,625,001
TEGNA, Inc.	13,040	332,781
Telenet Group Holding NV (b)	5,090	274,314
Time Warner Cable, Inc.	16,435	3,050,172
Time Warner, Inc.	47,255	3,055,981
Toho Co., Ltd.	10,894	301,847
Twenty-First Century Fox, Inc. - Class A	70,758	1,921,787
Twenty-First Century Fox, Inc. - Class B	24,925	678,708
Viacom, Inc. - Class B	20,070	826,081
Vivendi S.A.	111,903	2,409,645
Walt Disney Co. (The)	90,079	9,465,501
Wolters Kluwer NV	29,128	975,955
WPP plc	124,684	2,869,940

		54,930,943

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.5%
Alcoa, Inc.	75,850	$748,639
Alumina, Ltd. (a)	241,405	201,107
Anglo American plc (London Exchange) (a)	134,755	593,712
Antofagasta plc (a)	37,473	256,785
ArcelorMittal (a)	95,415	398,681
BHP Billiton plc	203,306	2,282,544
BHP Billiton, Ltd.	309,154	4,016,006
Boliden AB	26,201	434,427
Fortescue Metals Group, Ltd. (a)	148,438	200,207
Freeport-McMoRan, Inc.	65,900	446,143
Fresnillo plc	21,130	221,156
Glencore plc (b)	1,177,779	1,567,119
Hitachi Metals, Ltd.	20,465	252,363
Iluka Resources, Ltd.	39,920	176,643
JFE Holdings, Inc.	47,361	744,406
Kobe Steel, Ltd.	297,670	323,405
Maruichi Steel Tube, Ltd.	4,500	132,803
Mitsubishi Materials Corp.	106,804	335,913
Newcrest Mining, Ltd. (b)	73,349	693,373
Newmont Mining Corp.	30,635	551,124
Nippon Steel & Sumitomo Metal Corp.	73,300	1,451,407
Norsk Hydro ASA	128,462	477,779
Nucor Corp.	18,440	743,132
Randgold Resources, Ltd.	9,039	557,732
Rio Tinto plc	120,666	3,516,528
Rio Tinto, Ltd.	40,833	1,317,436
South32, Ltd. (b)	510,728	391,808
Sumitomo Metal Mining Co., Ltd.	47,516	574,312
ThyssenKrupp AG	35,492	703,845
Voestalpine AG	11,025	337,416

		24,647,951

Multi-Utilities—0.5%
AGL Energy, Ltd.	64,954	849,345
Ameren Corp.	14,060	607,814
CenterPoint Energy, Inc.	24,900	457,164
Centrica plc	486,360	1,562,197
CMS Energy Corp.	15,955	575,656
Consolidated Edison, Inc. (a)	16,945	1,089,055
Dominion Resources, Inc.	34,490	2,332,904
DTE Energy Co.	10,430	836,382
DUET Group	223,437	370,254
E.ON SE	192,538	1,863,346
Engie S.A.	140,651	2,489,200
National Grid plc	360,343	4,956,236
NiSource, Inc.	18,350	358,008
PG&E Corp.	28,345	1,507,670
Public Service Enterprise Group, Inc.	29,270	1,132,456
RWE AG	47,217	601,859
SCANA Corp.	8,240	498,438
Sempra Energy	13,620	1,280,416
Suez Environnement Co.	28,758	538,092
TECO Energy, Inc.	13,635	363,373
Veolia Environnement S.A.	43,402	1,028,768
WEC Energy Group, Inc. (a)	18,229	935,330

		26,233,963

Multiline Retail—0.2%
Dollar General Corp.	17,080	1,227,540
Dollar Tree, Inc. (b)	13,613	1,051,196
Don Quijote Holdings Co., Ltd.	11,400	400,513
Harvey Norman Holdings, Ltd.	51,926	156,921
Isetan Mitsukoshi Holdings, Ltd.	34,197	444,935
J Front Retailing Co., Ltd.	22,900	331,781
Kohl’s Corp.	11,425	544,173
Macy’s, Inc.	19,110	668,468
Marks & Spencer Group plc	158,253	1,051,644
Marui Group Co., Ltd.	21,500	349,321
Next plc	14,013	1,502,181
Nordstrom, Inc. (a)	8,040	400,472
Ryohin Keikaku Co., Ltd.	2,312	468,715
Takashimaya Co., Ltd.	27,372	246,305
Target Corp.	36,390	2,642,278

		11,486,443

Oil, Gas & Consumable Fuels—2.2%
Anadarko Petroleum Corp.	29,435	1,429,952
Apache Corp.	21,895	973,671
BG Group plc	328,791	4,767,900
BP plc	1,760,118	9,171,875
Cabot Oil & Gas Corp.	23,990	424,383
Caltex Australia, Ltd.	26,050	709,282
Chesapeake Energy Corp. (a)	29,935	134,707
Chevron Corp. (e)	109,100	9,814,636
Cimarex Energy Co.	5,515	492,931
Columbia Pipeline Group, Inc.	18,350	367,000
ConocoPhillips	71,520	3,339,269
CONSOL Energy, Inc. (a)	13,190	104,201
Delek Group, Ltd.	464	92,909
Devon Energy Corp.	22,320	714,240
Eni S.p.A.	244,876	3,627,630
EOG Resources, Inc.	31,890	2,257,493
EQT Corp.	8,810	459,265
Exxon Mobil Corp. (e)	241,789	18,847,452
Galp Energia SGPS S.A.	36,804	426,628
Hess Corp.	13,970	677,266
Idemitsu Kosan Co., Ltd. (a)	8,500	135,240
Inpex Corp.	91,495	902,930
JX Holdings, Inc.	216,024	903,410
Kinder Morgan, Inc.	104,130	1,553,620
Koninklijke Vopak NV	6,851	294,623
Lundin Petroleum AB (a) (b)	20,889	299,423
Marathon Oil Corp.	39,180	493,276
Marathon Petroleum Corp.	31,010	1,607,558
Murphy Oil Corp. (a)	9,385	210,693
Neste Oyj	12,432	370,688
Newfield Exploration Co. (b)	9,400	306,064
Noble Energy, Inc.	24,600	810,078
Occidental Petroleum Corp.	44,245	2,991,404
Oil Search, Ltd.	131,915	645,839
OMV AG	14,226	399,361
ONEOK, Inc.	12,060	297,400
Origin Energy, Ltd.	167,735	565,029
Phillips 66	27,740	2,269,132

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Pioneer Natural Resources Co.	8,665	$1,086,418
Range Resources Corp. (a)	9,805	241,301
Repsol S.A.	101,098	1,100,655
Royal Dutch Shell plc - A Shares	377,144	8,473,108
Royal Dutch Shell plc - B Shares (a)	234,911	5,364,023
Santos, Ltd. (a)	211,696	560,289
Showa Shell Sekiyu KK (a)	18,100	147,125
Southwestern Energy Co. (a) (b)	22,205	157,878
Spectra Energy Corp. (a)	38,920	931,745
Statoil ASA	107,354	1,501,485
Tesoro Corp.	7,125	750,761
TonenGeneral Sekiyu KK	27,150	228,156
Total S.A.	209,163	9,315,250
Valero Energy Corp.	28,815	2,037,509
Williams Cos., Inc. (The)	39,465	1,014,250
Woodside Petroleum, Ltd.	71,321	1,495,835

		108,294,246

Paper & Forest Products—0.1%
Mondi plc	35,432	691,006
OJI Holdings Corp.	76,372	307,815
Stora Enso Oyj - R Shares	52,601	473,042
UPM-Kymmene Oyj	51,496	953,747

		2,425,610

Personal Products—0.4%
Beiersdorf AG	9,703	882,684
Estee Lauder Cos., Inc. (The) - Class A	13,120	1,155,347
Kao Corp.	48,524	2,490,077
Kose Corp.	2,934	270,099
L’Oreal S.A.	24,245	4,078,994
Shiseido Co., Ltd. (a)	34,709	718,238
Unilever NV	156,805	6,793,671
Unilever plc	123,545	5,289,922

		21,679,032

Pharmaceuticals—3.5%
Allergan plc (b)	22,817	7,130,312
Astellas Pharma, Inc.	203,200	2,886,295
AstraZeneca plc	121,651	8,224,699
Bayer AG	79,602	9,986,970
Bristol-Myers Squibb Co.	96,635	6,647,522
Chugai Pharmaceutical Co., Ltd.	21,574	751,909
Daiichi Sankyo Co., Ltd.	61,399	1,261,794
Eisai Co., Ltd.	24,280	1,604,979
Eli Lilly & Co.	56,530	4,763,218
Endo International plc (b)	12,046	737,456
Galenica AG	376	586,233
GlaxoSmithKline plc	468,457	9,461,893
Hisamitsu Pharmaceutical Co., Inc.	5,525	231,748
Johnson & Johnson (e)	160,520	16,488,614
Kyowa Hakko Kirin Co., Ltd.	22,167	348,639
Mallinckrodt plc (b)	6,770	505,245
Merck & Co., Inc. (e)	163,235	8,622,073
Merck KGaA	12,482	1,212,409
Mitsubishi Tanabe Pharma Corp.	21,801	375,582

Pharmaceuticals—(Continued)
Mylan NV (b)	21,085	1,140,066
Novartis AG	219,032	18,722,109
Novo Nordisk A/S - Class B	188,614	10,841,605
Ono Pharmaceutical Co., Ltd.	8,034	1,427,922
Orion Oyj - Class B	9,890	340,931
Otsuka Holdings Co., Ltd.	37,675	1,332,816
Perrigo Co. plc	7,553	1,092,919
Pfizer, Inc.	357,506	11,540,294
Roche Holding AG	67,628	18,637,474
Sanofi	113,683	9,700,089
Santen Pharmaceutical Co., Ltd.	35,800	588,747
Shionogi & Co., Ltd.	28,798	1,301,920
Shire plc	57,021	3,907,867
Sumitomo Dainippon Pharma Co., Ltd. (a)	15,300	180,028
Taisho Pharmaceutical Holdings Co., Ltd. (a)	3,039	214,593
Takeda Pharmaceutical Co., Ltd.	76,050	3,786,028
Taro Pharmaceutical Industries, Ltd. (b)	722	111,585
Teva Pharmaceutical Industries, Ltd.	83,199	5,460,976
UCB S.A.	12,202	1,098,323
Zoetis, Inc.	26,540	1,271,797

		174,525,679

Professional Services—0.2%
Adecco S.A. (b)	15,955	1,095,530
Bureau Veritas S.A.	25,590	509,251
Capita plc	63,867	1,136,338
Dun & Bradstreet Corp. (The)	2,095	217,733
Equifax, Inc.	6,815	758,987
Experian plc	93,660	1,655,018
Intertek Group plc	15,614	638,564
Nielsen Holdings plc	21,233	989,458
Randstad Holding NV	12,332	767,109
Recruit Holdings Co., Ltd.	13,636	400,957
Robert Half International, Inc.	7,720	363,921
Seek, Ltd. (a)	31,433	349,501
SGS S.A.	528	1,005,888
Verisk Analytics, Inc. (b)	9,001	691,997

		10,580,252

Real Estate Investment Trusts—3.2%
Acadia Realty Trust	7,405	245,476
Activia Properties, Inc.	50	212,291
Advance Residence Investment Corp.	142	312,555
Aedifica S.A.	1,377	90,535
AEON REIT Investment Corp.	100	118,591
Affine S.A.	700	12,423
Agree Realty Corp.	1,950	66,281
Alexander’s, Inc.	228	87,577
Alexandria Real Estate Equities, Inc.	7,818	706,434
Allied Properties Real Estate Investment Trust	8,370	190,967
Alstria Office REIT-AG (a) (b)	11,300	150,713
American Assets Trust, Inc.	4,150	159,153
American Campus Communities, Inc.	12,100	500,214
American Homes 4 Rent - Class A	16,224	270,292

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
American Tower Corp.	24,545	$2,379,638
ANF Immobilier	750	16,953
Apartment Investment & Management Co. - Class A	25,865	1,035,376
Apple Hospitality REIT, Inc. (a)	17,950	358,461
Artis Real Estate Investment Trust	14,550	134,596
Ascendas Real Estate Investment Trust	406,300	650,709
Ashford Hospitality Trust, Inc. (a)	9,850	62,154
Assura plc	176,350	143,706
AvalonBay Communities, Inc.	22,534	4,149,185
Befimmo S.A.	1,800	107,475
Beni Stabili S.p.A. SIIQ	115,157	86,884
Big Yellow Group plc	15,350	182,083
BioMed Realty Trust, Inc.	21,994	521,038
Boardwalk Real Estate Investment Trust	4,300	147,456
Boston Properties, Inc.	25,525	3,255,458
Brandywine Realty Trust	18,876	257,846
British Land Co. plc (The)	204,078	2,348,979
Brixmor Property Group, Inc.	18,850	486,707
BWP Trust (a)	52,748	120,828
Camden Property Trust	9,350	717,706
Canadian Apartment Properties REIT	13,500	261,863
Canadian Real Estate Investment Trust	7,800	237,095
CapitaLand Commercial Trust, Ltd.	413,900	392,936
CapitaLand Mall Trust	519,700	704,283
Care Capital Properties, Inc.	8,999	275,099
CBL & Associates Properties, Inc.	18,350	226,990
CDL Hospitality Trusts	68,950	64,375
Cedar Realty Trust, Inc. (a)	9,050	64,074
Champion REIT	255,000	126,830
Charter Hall Retail REIT	35,650	107,606
Chatham Lodging Trust	3,950	80,896
Chesapeake Lodging Trust	6,407	161,200
Cofinimmo S.A.	2,195	234,432
Colony Starwood Homes	4,100	92,824
Columbia Property Trust, Inc.	13,450	315,806
Cominar Real Estate Investment Trust	18,181	193,281
Corporate Office Properties Trust	10,200	222,666
Cousins Properties, Inc.	22,894	215,890
Crombie Real Estate Investment Trust	8,300	76,780
Cromwell Property Group	157,650	120,380
Crown Castle International Corp.	19,310	1,669,349
CubeSmart	18,621	570,175
Daiwa House REIT Investment Corp. (a)	29	113,227
Daiwa House Residential Investment Corp.	72	148,965
Daiwa Office Investment Corp. (a)	28	151,612
DCT Industrial Trust, Inc. (a)	9,502	355,090
DDR Corp.	32,950	554,878
Derwent London plc	10,800	583,448
Dexus Property Group	196,411	1,065,035
DiamondRock Hospitality Co.	21,650	208,923
Digital Realty Trust, Inc. (a)	14,650	1,107,833
Douglas Emmett, Inc.	14,614	455,665
Dream Global Real Estate Investment Trust	10,200	63,838
Dream Office Real Estate Investment Trust	11,650	146,246
Duke Realty Corp.	37,227	782,512
DuPont Fabros Technology, Inc.	7,050	224,120

Real Estate Investment Trusts—(Continued)
EastGroup Properties, Inc.	3,483	193,690
Education Realty Trust, Inc.	5,966	225,992
Empire State Realty Trust, Inc. - Class A	10,129	183,031
EPR Properties	6,447	376,827
Equinix, Inc.	3,417	1,033,301
Equity Commonwealth (b)	13,609	377,378
Equity Lifestyle Properties, Inc.	8,269	551,294
Equity One, Inc.	6,976	189,398
Equity Residential	60,030	4,897,848
Essex Property Trust, Inc.	10,950	2,621,539
Eurocommercial Properties NV	4,900	211,220
Extra Space Storage, Inc.	12,550	1,107,035
Federal Realty Investment Trust	7,498	1,095,458
FelCor Lodging Trust, Inc.	15,450	112,785
First Industrial Realty Trust, Inc.	11,850	262,240
First Potomac Realty Trust	6,200	70,680
Fonciere Des Regions (a)	6,775	606,510
Fortune Real Estate Investment Trust	142,050	145,566
Franklin Street Properties Corp.	9,500	98,325
Frontier Real Estate Investment Corp.	51	204,719
Fukuoka REIT Corp.	68	117,262
Gaming and Leisure Properties, Inc. (a)	9,400	261,320
Gecina S.A.	7,400	897,792
General Growth Properties, Inc.	88,211	2,400,221
Getty Realty Corp. (a)	2,700	46,305
GLP J-Reit	224	216,709
Goodman Group	359,738	1,628,690
Government Properties Income Trust (a)	7,635	121,167
GPT Group (The)	364,085	1,258,459
Gramercy Property Trust, Inc.	45,269	349,477
Granite Real Estate Investment Trust	5,100	139,912
Great Portland Estates plc	37,150	452,846
Green REIT plc	71,300	123,327
Grivalia Properties Real Estate Investment Co.	4,201	33,678
H&R Real Estate Investment Trust	29,894	433,168
Hamborner REIT AG	6,400	67,071
Hammerson plc	159,926	1,413,426
Hansteen Holdings plc (a)	77,750	131,864
HCP, Inc.	76,925	2,941,612
Healthcare Realty Trust, Inc.	10,810	306,139
Healthcare Trust of America, Inc. - Class A (a)	13,675	368,815
Hersha Hospitality Trust	4,212	91,653
Hibernia REIT plc	73,600	112,672
Highwoods Properties, Inc.	10,300	449,080
Hospitality Properties Trust	16,350	427,552
Host Hotels & Resorts, Inc. (a)	125,135	1,919,571
Hudson Pacific Properties, Inc.	7,900	222,306
Icade	7,045	472,970
Immobiliare Grande Distribuzione SIIQ S.p.A.	32,696	31,432
Industrial & Infrastructure Fund Investment Corp. (a)	33	157,480
Inland Real Estate Corp.	9,300	98,766
InnVest Real Estate Investment Trust	10,576	39,210
Intervest Offices & Warehouses NV	1,450	38,363

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Intu Properties plc	191,476	$894,809
Investa Office Fund	60,362	174,821
Investors Real Estate Trust	13,508	93,881
Invincible Investment Corp.	250	145,119
Iron Mountain, Inc. (a)	11,049	298,433
Japan Excellent, Inc.	121	132,830
Japan Hotel REIT Investment Corp.	309	228,396
Japan Logistics Fund, Inc.	92	178,372
Japan Prime Realty Investment Corp.	166	568,043
Japan Real Estate Investment Corp.	263	1,279,079
Japan Retail Fund Investment Corp.	497	954,396
Kenedix Office Investment Corp.	40	187,263
Keppel REIT (a)	201,450	131,851
Kilroy Realty Corp. (a)	9,984	631,788
Kimco Realty Corp.	68,238	1,805,577
Kite Realty Group Trust	8,862	229,792
Kiwi Property Group, Ltd.	136,700	125,854
Klepierre	43,326	1,921,344
Land Securities Group plc	160,955	2,790,485
Lar Espana Real Estate Socimi S.A. (a)	5,500	56,295
LaSalle Hotel Properties (a)	12,150	305,694
Lexington Realty Trust (a)	25,450	203,600
Liberty Property Trust	15,950	495,247
Link REIT	460,600	2,756,735
Londonmetric Property plc	63,050	152,264
LTC Properties, Inc.	3,850	166,089
Macerich Co. (The)	24,927	2,011,360
Mack-Cali Realty Corp.	9,607	224,323
Mapletree Commercial Trust (a)	141,400	129,284
Mapletree Industrial Trust	133,850	143,410
Mapletree Logistics Trust	157,650	109,746
Medical Properties Trust, Inc.	25,650	295,231
Mercialys S.A.	4,450	90,067
Merlin Properties Socimi S.A.	34,884	435,332
Mid-America Apartment Communities, Inc.	8,126	737,922
Mirvac Group	752,821	1,077,276
Mori Hills REIT Investment Corp.	144	184,518
Mori Trust Sogo REIT, Inc.	107	182,406
National Health Investors, Inc.	3,750	228,263
National Retail Properties, Inc.	14,683	588,054
New Senior Investment Group, Inc.	8,950	88,247
New York REIT, Inc.	17,650	202,975
Nippon Accommodations Fund, Inc.	50	174,312
Nippon Building Fund, Inc.	283	1,351,750
Nippon Prologis REIT, Inc.	299	540,316
Nomura Real Estate Master Fund, Inc. (b)	724	896,149
Northview Apartment Real Estate Investment Trust	4,250	53,935
NSI NV	14,793	63,831
Omega Healthcare Investors, Inc.	17,970	628,591
Orix JREIT, Inc.	285	368,790
Paramount Group, Inc.	15,524	280,984
Parkway Properties, Inc.	8,600	134,418
Pebblebrook Hotel Trust (a)	7,750	217,155
Pennsylvania Real Estate Investment Trust	7,150	156,371
Physicians Realty Trust	9,400	158,484

Real Estate Investment Trusts—(Continued)
Piedmont Office Realty Trust, Inc. - Class A	15,700	296,416
Plum Creek Timber Co., Inc.	10,045	479,347
Post Properties, Inc.	5,850	346,086
Premier Investment Corp.	120	122,736
Primary Health Properties plc	45,776	73,301
ProLogis, Inc.	86,970	3,732,752
PS Business Parks, Inc.	2,200	192,346
Public Storage	24,246	6,005,734
Pure Industrial Real Estate Trust	20,450	64,585
QTS Realty Trust, Inc. - Class A	4,150	187,207
Ramco-Gershenson Properties Trust	8,428	139,989
Realty Income Corp. (a)	40,542	2,093,183
Redefine International plc	106,650	78,595
Regency Centers Corp.	10,100	688,012
Retail Opportunity Investments Corp.	10,635	190,367
Retail Properties of America, Inc. - Class A	25,550	377,373
Rexford Industrial Realty, Inc. (a)	5,800	94,888
RioCan Real Estate Investment Trust	34,238	586,181
RLJ Lodging Trust	13,550	293,086
Rouse Properties, Inc. (a)	3,900	56,784
Ryman Hospitality Properties, Inc.	5,236	270,387
Sabra Health Care REIT, Inc.	7,000	141,610
Safestore Holdings plc	22,350	117,558
Saul Centers, Inc.	1,457	74,700
Scentre Group	1,064,092	3,224,802
Segro plc	151,724	957,768
Select Income REIT	7,305	144,785
Senior Housing Properties Trust	25,600	379,904
Shaftesbury plc	30,000	402,017
Shopping Centres Australasia Property Group	77,900	120,161
Silver Bay Realty Trust Corp.	3,700	57,942
Simon Property Group, Inc.	51,525	10,018,521
SL Green Realty Corp.	16,490	1,863,040
Smart Real Estate Investment Trust	12,000	261,820
Sovran Self Storage, Inc.	3,868	415,075
Spirit Realty Capital, Inc.	45,412	455,028
STAG Industrial, Inc.	7,335	135,331
Stockland (a)	482,961	1,433,788
STORE Capital Corp. (a)	6,950	161,240
Summit Hotel Properties, Inc.	8,950	106,953
Sun Communities, Inc. (a)	6,046	414,332
Sunstone Hotel Investors, Inc. (a)	22,508	281,125
Suntec Real Estate Investment Trust (a)	489,800	532,325
Tanger Factory Outlet Centers, Inc.	10,350	338,445
Target Healthcare REIT, Ltd.	18,550	29,483
Taubman Centers, Inc.	6,500	498,680
Terreno Realty Corp.	4,550	102,921
Tier REIT, Inc. (a)	5,100	75,225
Tokyu REIT, Inc. (a)	102	128,475
Top REIT, Inc.	19	71,835
Tritax Big Box REIT plc	73,150	139,850
UDR, Inc.	28,300	1,063,231
Unibail-Rodamco SE (Paris Exchange)	20,163	5,112,409
United Urban Investment Corp.	533	722,943
Universal Health Realty Income Trust	1,450	72,515
Urban Edge Properties	9,600	225,120

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Urstadt Biddle Properties, Inc. - Class A	2,850	$54,834
Vastned Retail NV (a)	2,007	92,253
Ventas, Inc.	55,040	3,105,907
VEREIT, Inc.	97,750	774,180
Vicinity Centres	678,750	1,375,510
Vornado Realty Trust	28,580	2,856,857
Warehouses De Pauw SCA	1,521	134,135
Washington Real Estate Investment Trust (a)	7,344	198,729
Weingarten Realty Investors	12,008	415,237
Welltower, Inc.	58,295	3,965,809
Wereldhave Belgium NV	250	29,870
Wereldhave NV	4,300	241,119
Westfield Corp.	398,507	2,741,529
Weyerhaeuser Co.	29,720	891,006
Winthrop Realty Trust (b)	3,450	44,747
Workspace Group plc	12,500	176,433
WP Carey, Inc. (a)	9,501	560,559
WP Glimcher, Inc.	19,850	210,609
Xenia Hotels & Resorts, Inc.	12,050	184,727

		158,364,032

Real Estate Management & Development—1.0%
ADLER Real Estate AG (b)	2,600	40,098
ADO Properties S.A. (144A) (b)	2,498	72,130
Aeon Mall Co., Ltd.	23,797	408,498
Allreal Holding AG (b)	1,050	139,874
Azrieli Group	7,460	277,795
BUWOG AG (b)	6,450	139,580
CA Immobilien Anlagen AG (b)	7,932	144,622
Capital & Counties Properties plc	78,450	509,210
CapitaLand, Ltd.	520,250	1,221,014
Castellum AB	17,700	250,843
CBRE Group, Inc. - Class A (b)	16,715	578,005
Cheung Kong Property Holdings, Ltd.	564,396	3,666,285
City Developments, Ltd.	38,700	208,152
Citycon Oyj (b)	42,300	109,616
Conwert Immobilien Invest SE (a) (b)	6,700	102,091
Daejan Holdings plc	550	51,264
Daito Trust Construction Co., Ltd.	6,944	803,939
Daiwa House Industry Co., Ltd.	57,810	1,657,447
Deutsche Euroshop AG	4,950	217,556
Deutsche Wohnen AG	68,449	1,905,320
DIC Asset AG	3,700	37,540
Dios Fastigheter AB	5,082	36,754
Entra ASA (144A)	6,768	54,306
Fabege AB	14,300	235,128
Fastighets AB Balder - B Shares (b)	9,950	245,223
First Capital Realty, Inc. (a)	9,700	128,637
Forest City Enterprises, Inc. - Class A (b)	25,350	555,925
Global Logistic Properties, Ltd.	301,668	454,215
Grainger plc	44,350	151,947
Grand City Properties S.A. (a)	10,000	233,943
Hang Lung Properties, Ltd.	456,100	1,034,469
Helical Bar plc (a)	10,350	72,392
Hemfosa Fastigheter AB	8,524	94,152

Real Estate Management & Development—(Continued)
Henderson Land Development Co., Ltd.	221,686	1,349,498
Hispania Activos Inmobiliarios S.A. (b)	7,350	104,100
Hongkong Land Holdings, Ltd.	182,650	1,273,726
Hufvudstaden AB - A Shares	12,000	169,921
Hulic Co., Ltd.	66,893	586,720
Hysan Development Co., Ltd.	129,000	528,010
Inmobiliaria Colonial S.A. (b)	225,459	156,600
Kerry Properties, Ltd.	132,400	361,291
Killam Properties, Inc.	5,650	42,915
Klovern AB - B Shares	40,450	45,310
Kungsleden AB	19,620	139,419
LEG Immobilien AG (b)	6,800	558,121
Lend Lease Group	53,125	547,971
Mitsubishi Estate Co., Ltd.	257,594	5,339,136
Mitsui Fudosan Co., Ltd.	192,968	4,835,290
Mobimo Holding AG (b)	650	143,983
New World Development Co., Ltd.	1,100,925	1,081,665
Nomura Real Estate Holdings, Inc.	24,909	461,406
Norwegian Property ASA (b)	26,650	27,297
NTT Urban Development Corp.	22,814	219,234
PSP Swiss Property AG (b)	4,309	377,399
Sino Land Co., Ltd.	618,300	902,548
Sponda Oyj (a)	25,998	109,904
St. Modwen Properties plc	19,000	115,891
Sumitomo Realty & Development Co., Ltd.	81,095	2,310,636
Sun Hung Kai Properties, Ltd.	346,678	4,167,444
Swire Pacific, Ltd. - Class A	56,400	633,346
Swire Properties, Ltd.	238,150	682,975
Swiss Prime Site AG (b)	13,201	1,030,831
TAG Immobilien AG (a)	12,750	159,161
Technopolis Oyj	10,250	41,482
TLG Immobilien AG	5,942	111,471
Tokyo Tatemono Co., Ltd.	40,800	443,601
Tokyu Fudosan Holdings Corp.	48,735	304,950
U & I Group plc	13,450	44,633
UNITE Group plc (The)	23,950	231,242
UOL Group, Ltd.	96,000	420,985
Vonovia SE	95,205	2,948,947
Wallenstam AB - B Shares (a)	21,350	170,775
Wharf Holdings, Ltd. (The)	277,550	1,537,335
Wheelock & Co., Ltd.	87,800	370,064
Wihlborgs Fastigheter AB	7,150	144,259

		51,069,462

Road & Rail—0.5%
Asciano, Ltd.	94,107	598,736
Aurizon Holdings, Ltd.	203,071	645,826
Central Japan Railway Co.	13,881	2,458,877
ComfortDelGro Corp., Ltd.	206,700	442,124
CSX Corp.	56,970	1,478,371
DSV A/S	18,530	727,948
East Japan Railway Co.	32,126	3,019,273
Hankyu Hanshin Holdings, Inc.	110,000	714,521
J.B. Hunt Transport Services, Inc.	5,296	388,515
Kansas City Southern	6,390	477,141
Keikyu Corp.	44,373	366,404

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Keio Corp.	55,672	$480,888
Keisei Electric Railway Co., Ltd.	26,811	341,217
Kintetsu Group Holdings Co., Ltd.	173,710	706,645
MTR Corp., Ltd.	140,700	695,083
Nagoya Railroad Co., Ltd. (a)	84,000	349,668
Nippon Express Co., Ltd.	79,307	372,102
Norfolk Southern Corp.	17,440	1,475,250
Odakyu Electric Railway Co., Ltd.	59,552	641,075
Ryder System, Inc. (a)	3,100	176,173
Tobu Railway Co., Ltd.	98,045	483,337
Tokyu Corp.	107,569	850,880
Union Pacific Corp.	50,290	3,932,678
West Japan Railway Co.	15,852	1,093,445

		22,916,177

Semiconductors & Semiconductor Equipment—0.7%
Analog Devices, Inc.	18,140	1,003,505
Applied Materials, Inc.	69,560	1,298,685
ARM Holdings plc	135,188	2,041,424
ASM Pacific Technology, Ltd.	23,200	181,652
ASML Holding NV	33,370	2,973,815
Avago Technologies, Ltd.	15,061	2,186,104
Broadcom Corp. - Class A	32,335	1,869,610
First Solar, Inc. (b)	4,370	288,376
Infineon Technologies AG	108,809	1,592,291
Intel Corp. (e)	275,570	9,493,386
KLA-Tencor Corp.	9,070	629,004
Lam Research Corp.	9,147	726,455
Linear Technology Corp.	13,880	589,484
Microchip Technology, Inc. (a)	12,230	569,184
Micron Technology, Inc. (a) (b)	62,370	883,159
NVIDIA Corp.	29,670	977,923
NXP Semiconductors NV (b)	11,511	969,802
Qorvo, Inc. (b)	8,623	438,911
Rohm Co., Ltd.	9,278	468,882
Skyworks Solutions, Inc.	11,071	850,585
STMicroelectronics NV	60,812	405,664
Texas Instruments, Inc.	59,430	3,257,358
Tokyo Electron, Ltd.	16,525	991,716
Xilinx, Inc.	14,980	703,610

		35,390,585

Software—1.2%
Activision Blizzard, Inc. (a)	29,069	1,125,261
Adobe Systems, Inc. (b)	28,820	2,707,351
Autodesk, Inc. (b)	13,115	799,097
CA, Inc.	18,145	518,221
Check Point Software Technologies, Ltd. (a) (b)	6,529	531,330
Citrix Systems, Inc. (b)	9,270	701,276
Dassault Systemes S.A.	12,337	987,066
Electronic Arts, Inc. (b)	18,080	1,242,458
Gemalto NV	7,706	460,457
GungHo Online Entertainment, Inc. (a) (b)	40,732	110,882
Intuit, Inc.	16,095	1,553,167
Konami Holdings Corp. (a)	9,003	214,710

Software—(Continued)
Microsoft Corp. (e)	463,655	25,723,579
Mobileye NV (b)	7,822	330,714
Nexon Co., Ltd.	12,484	202,646
NICE Systems, Ltd.	5,484	314,644
Nintendo Co., Ltd.	10,287	1,416,127
Oracle Corp. (e)	188,510	6,886,270
Oracle Corp. Japan (a)	3,733	174,087
Red Hat, Inc. (b)	10,635	880,684
Sage Group plc (The)	103,456	919,865
Salesforce.com, Inc. (b)	35,960	2,819,264
SAP SE	94,604	7,535,322
Symantec Corp.	39,600	831,600
Trend Micro, Inc. (b)	10,124	410,683

		59,396,761

Specialty Retail—0.8%
ABC-Mart, Inc.	2,700	148,107
Advance Auto Parts, Inc.	4,320	650,203
AutoNation, Inc. (b)	4,505	268,768
AutoZone, Inc. (b)	1,835	1,361,405
Bed Bath & Beyond, Inc. (a) (b)	9,775	471,644
Best Buy Co., Inc.	17,745	540,335
CarMax, Inc. (a) (b)	12,050	650,338
Dixons Carphone plc	93,749	688,990
Dufry AG (b)	3,890	461,383
Fast Retailing Co., Ltd.	5,179	1,813,596
GameStop Corp. - Class A (a)	6,145	172,306
Gap, Inc. (The) (a)	13,740	339,378
Hennes & Mauritz AB - B Shares	91,392	3,254,411
Hikari Tsushin, Inc.	1,900	128,978
Home Depot, Inc. (The)	74,470	9,848,657
Industria de Diseno Textil S.A.	105,002	3,603,276
Kingfisher plc	221,982	1,074,867
L Brands, Inc.	14,940	1,431,551
Lowe’s Cos., Inc.	53,620	4,077,265
Nitori Holdings Co., Ltd.	7,200	605,144
O’Reilly Automotive, Inc. (b)	5,765	1,460,966
Ross Stores, Inc.	23,980	1,290,364
Sanrio Co., Ltd. (a)	4,726	110,646
Shimamura Co., Ltd. (a)	2,200	257,136
Signet Jewelers, Ltd.	4,625	572,066
Sports Direct International plc (b)	25,741	218,251
Staples, Inc.	37,285	353,089
Tiffany & Co.	6,520	497,411
TJX Cos., Inc. (The)	39,050	2,769,035
Tractor Supply Co.	7,835	669,892
Urban Outfitters, Inc. (b)	5,450	123,987
USS Co., Ltd.	21,110	317,614
Yamada Denki Co., Ltd. (a)	65,120	281,617

		40,512,676

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc. (e)	327,260	34,447,388
Brother Industries, Ltd.	22,646	259,682
Canon, Inc.	102,733	3,113,766
EMC Corp.	111,510	2,863,577

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Technology Hardware, Storage & Peripherals—(Continued)
FUJIFILM Holdings Corp.	44,653	$1,859,827
Hewlett Packard Enterprise Co.	104,710	1,591,592
HP, Inc.	104,710	1,239,766
Konica Minolta, Inc.	43,253	433,829
NEC Corp.	250,087	794,349
NetApp, Inc.	17,370	460,826
Ricoh Co., Ltd.	67,478	693,085
SanDisk Corp.	11,855	900,861
Seagate Technology plc (a)	17,460	640,084
Seiko Epson Corp.	26,900	413,432
Western Digital Corp.	13,395	804,370

		50,516,434

Textiles, Apparel & Luxury Goods—0.6%
Adidas AG	20,135	1,961,998
Asics Corp. (a)	15,878	328,623
Burberry Group plc	42,907	754,686
Christian Dior SE	5,247	891,299
Cie Financiere Richemont S.A.	50,248	3,609,483
Coach, Inc.	15,950	522,044
Fossil Group, Inc. (a) (b)	2,399	87,707
Hanesbrands, Inc.	23,322	686,366
Hermes International	2,547	858,751
Hugo Boss AG	6,453	537,388
Kering	7,310	1,246,017
Li & Fung, Ltd.	566,300	382,873
Luxottica Group S.p.A.	16,344	1,065,456
LVMH Moet Hennessy Louis Vuitton SE	26,896	4,204,562
Michael Kors Holdings, Ltd. (b)	11,197	448,552
NIKE, Inc. - Class B	78,580	4,911,250
Pandora A/S	10,595	1,336,922
PVH Corp.	4,808	354,109
Ralph Lauren Corp.	3,495	389,623
Swatch Group AG (The)	4,799	324,185
Swatch Group AG (The) - Bearer Shares (a)	2,976	1,038,552
Under Armour, Inc. - Class A (a) (b)	10,472	844,148
VF Corp.	19,700	1,226,325
Yue Yuen Industrial Holdings, Ltd.	71,100	241,090

		28,252,009

Tobacco—0.7%
Altria Group, Inc.	113,625	6,614,111
British American Tobacco plc	179,446	9,966,260
Imperial Tobacco Group plc	92,129	4,845,576
Japan Tobacco, Inc.	105,885	3,887,794
Philip Morris International, Inc. (e)	89,805	7,894,758
Reynolds American, Inc.	48,064	2,218,154
Swedish Match AB	18,915	669,204

		36,095,857

Trading Companies & Distributors—0.3%
AerCap Holdings NV (b)	8,551	369,061
Ashtead Group plc	48,564	799,102
Brenntag AG	14,907	778,031

Trading Companies & Distributors—(Continued)
Bunzl plc	32,326	892,967
Fastenal Co. (a)	16,750	683,735
ITOCHU Corp.	152,010	1,791,903
Marubeni Corp.	158,709	814,726
Mitsubishi Corp.	130,085	2,161,159
Mitsui & Co., Ltd.	164,305	1,951,418
Noble Group, Ltd. (a)	454,000	126,291
Rexel S.A.	29,055	385,727
Sumitomo Corp.	108,313	1,103,175
Toyota Tsusho Corp.	20,426	477,754
Travis Perkins plc	24,005	693,589
United Rentals, Inc. (b)	5,500	398,970
Wolseley plc	24,979	1,357,830
WW Grainger, Inc. (a)	3,520	713,117

		15,498,555

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A. (a)	49,936	778,358
Aena S.A. (144A) (b)	6,513	742,043
Aeroports de Paris	2,878	333,689
Atlantia S.p.A.	39,865	1,055,878
Auckland International Airport, Ltd.	91,033	357,580
Fraport AG Frankfurt Airport Services Worldwide	4,010	255,861
Groupe Eurotunnel SE	45,105	559,763
Hutchison Port Holdings Trust - Class U	541,202	285,906
Japan Airport Terminal Co., Ltd. (a)	4,100	181,826
Kamigumi Co., Ltd.	21,677	186,591
Mitsubishi Logistics Corp. (a)	11,300	149,042
Sydney Airport	105,157	483,800
Transurban Group (b)	10,262	78,294
Transurban Group	184,711	1,402,483

		6,851,114

Water Utilities—0.0%
Severn Trent plc	22,794	731,012
United Utilities Group plc	65,449	901,972

		1,632,984

Wireless Telecommunication Services—0.4%
KDDI Corp.	168,365	4,358,459
Millicom International Cellular S.A.	6,058	345,050
NTT DoCoMo, Inc.	137,652	2,821,253
SoftBank Group Corp.	92,532	4,663,090
StarHub, Ltd.	58,000	150,860
Tele2 AB - B Shares	30,588	303,840
Vodafone Group plc	2,555,433	8,265,611

		20,908,163

Total Common Stocks (Cost $1,896,957,820)		2,355,112,817

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—21.5%

Security Description	Principal Amount*	Value

Federal Agencies—1.6%
Federal Home Loan Bank 4.750%, 12/16/16	1,785,000	$1,851,081
Federal Home Loan Mortgage Corp. 2.000%, 08/25/16	3,900,000	3,931,387
2.375%, 01/13/22	8,925,000	9,048,986
6.250%, 07/15/32	2,480,000	3,447,808
Federal National Mortgage Association 0.500%, 03/30/16	12,850,000	12,850,989
0.875%, 02/08/18	20,645,000	20,509,569
1.250%, 01/30/17	14,970,000	15,026,137
2.375%, 04/11/16	966,000	971,002
5.250%, 09/15/16 (a)	5,445,000	5,616,060
5.375%, 06/12/17	756,000	802,930
6.625%, 11/15/30	1,650,000	2,336,623
7.250%, 05/15/30	1,941,000	2,869,252

		79,261,824

U.S. Treasury—19.9%
U.S. Treasury Bonds 2.500%, 02/15/45	5,830,000	5,230,833
2.750%, 08/15/42	8,785,000	8,396,879
2.875%, 05/15/43	5,779,000	5,634,525
2.875%, 08/15/45	8,505,000	8,260,149
3.000%, 05/15/45	1,395,000	1,388,625
3.125%, 11/15/41	15,840,000	16,364,700
3.125%, 02/15/42 (a)	5,645,000	5,828,683
3.125%, 02/15/43	8,925,000	9,147,429
3.625%, 08/15/43	20,086,000	22,621,074
3.750%, 08/15/41	8,025,000	9,218,406
4.250%, 05/15/39	1,235,000	1,525,562
4.375%, 05/15/40 (a)	6,650,000	8,367,569
4.375%, 05/15/41	7,495,000	9,458,630
4.750%, 02/15/41	1,780,000	2,366,149
6.000%, 02/15/26	14,292,000	19,081,492
6.250%, 08/15/23	4,620,000	5,963,048
6.250%, 05/15/30	1,815,000	2,631,679
6.875%, 08/15/25	2,640,000	3,696,929
8.875%, 02/15/19 (a)	2,158,000	2,654,508
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/19 (g)	16,587,620	16,490,218
0.125%, 04/15/20 (g)	21,642,060	21,366,188
0.125%, 01/15/22 (g)	9,433,391	9,141,418
0.125%, 07/15/22 (g)	17,377,637	16,849,513
0.625%, 07/15/21 (g)	16,799,898	16,910,139
1.125%, 01/15/21 (g)	11,706,528	12,068,857
1.250%, 07/15/20 (g)	13,357,546	13,890,633
1.375%, 01/15/20 (g)	8,116,967	8,437,628
1.875%, 07/15/19 (g)	8,212,932	8,708,706
2.125%, 01/15/19 (g)	1,238,509	1,310,562
U.S. Treasury Notes 0.625%, 11/30/17	19,755,000	19,591,409
0.750%, 12/31/17	8,888,000	8,827,935
0.750%, 03/31/18	30,165,000	29,895,174
0.875%, 11/30/16	2,003,000	2,004,174
0.875%, 01/31/18 (h)	63,035,000	62,719,825

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.250%, 11/30/18	16,530,000	16,502,230
1.250%, 01/31/19	6,545,000	6,523,015
1.250%, 04/30/19	8,909,000	8,852,276
1.375%, 06/30/18	21,010,000	21,092,884
1.375%, 03/31/20	9,890,000	9,768,303
1.375%, 08/31/20	17,945,000	17,657,593
1.375%, 10/31/20 (a)	17,900,000	17,583,958
1.500%, 08/31/18	39,415,000	39,676,755
1.500%, 01/31/19	5,070,000	5,087,826
1.500%, 11/30/19	29,340,000	29,223,109
1.500%, 05/31/20	9,830,000	9,745,138
1.625%, 06/30/20	13,695,000	13,638,823
1.625%, 07/31/20	7,875,000	7,837,468
1.625%, 11/15/22	16,550,000	16,077,415
1.750%, 05/15/23 (i)	47,565,000	46,340,582
1.875%, 10/31/17	13,345,000	13,538,396
2.000%, 11/15/21	17,230,000	17,280,484
2.000%, 02/15/22	9,370,000	9,386,838
2.000%, 02/15/23	9,615,000	9,559,041
2.000%, 02/15/25	5,275,000	5,156,518
2.000%, 08/15/25	17,740,000	17,297,192
2.125%, 08/15/21	11,970,000	12,111,677
2.125%, 05/15/25	13,955,000	13,772,929
2.250%, 11/30/17	16,220,000	16,578,608
2.250%, 11/15/24	6,890,000	6,886,500
2.375%, 07/31/17	15,830,100	16,164,020
2.625%, 01/31/18	18,655,000	19,232,148
2.625%, 08/15/20	21,945,000	22,796,225
2.625%, 11/15/20	28,794,000	29,916,505
2.750%, 02/15/19	33,793,000	35,212,036
2.750%, 11/15/23	9,125,000	9,523,151
3.125%, 10/31/16	6,730,000	6,858,287
3.125%, 01/31/17	14,130,000	14,468,894
3.500%, 05/15/20	9,995,000	10,745,405
3.625%, 02/15/20	29,095,000	31,381,692
3.625%, 02/15/21	12,065,000	13,114,558

		992,637,727

Total U.S. Treasury & Government Agencies (Cost $1,064,480,302)		1,071,899,551

Foreign Government—4.6%

Sovereign—4.6%
Australia Government Bonds 2.750%, 04/21/24 (AUD)	2,155,000	1,568,998
3.750%, 04/21/37 (AUD)	530,000	403,924
5.250%, 03/15/19 (AUD)	510,000	408,162
5.750%, 05/15/21 (AUD)	2,345,000	2,003,228
6.000%, 02/15/17 (AUD)	230,000	174,877
Austria Government Bonds 3.150%, 06/20/44 (144A) (EUR)	275,000	390,806
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,279,572
4.150%, 03/15/37 (144A) (EUR)	380,000	599,006

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Belgium Government Bonds 2.600%, 06/22/24 (144A) (EUR)	905,000	$1,133,238
3.750%, 09/28/20 (144A) (EUR)	335,000	427,987
4.250%, 09/28/21 (144A) (EUR)	900,000	1,203,775
4.250%, 03/28/41 (144A) (EUR)	575,000	915,681
5.000%, 03/28/35 (144A) (EUR)	355,000	589,757
5.500%, 09/28/17 (144A) (EUR)	900,000	1,077,398
5.500%, 03/28/28 (EUR)	815,000	1,307,607
Bundesobligation 0.250%, 04/13/18 (EUR)	390,000	429,370
Bundesrepublik Deutschland 1.500%, 05/15/23 (EUR)	885,000	1,047,555
1.500%, 05/15/24 (EUR)	1,450,000	1,716,070
2.000%, 01/04/22 (EUR)	1,505,000	1,822,004
2.000%, 08/15/23 (EUR)	1,170,000	1,433,645
2.500%, 01/04/21 (EUR)	2,715,000	3,322,740
2.500%, 07/04/44 (EUR)	625,000	846,096
3.250%, 07/04/42 (EUR)	135,000	205,658
3.750%, 01/04/17 (EUR)	3,345,000	3,785,311
4.250%, 07/04/39 (EUR)	920,000	1,571,296
5.500%, 01/04/31 (EUR)	1,505,000	2,636,334
Canadian Government Bonds 2.750%, 06/01/22 (CAD)	1,870,000	1,494,973
3.500%, 06/01/20 (CAD)	420,000	340,811
3.500%, 12/01/45 (CAD)	225,000	210,902
4.000%, 06/01/16 (CAD)	695,000	509,409
4.000%, 06/01/41 (CAD)	975,000	956,997
5.750%, 06/01/29 (CAD)	385,000	409,040
5.750%, 06/01/33 (CAD)	245,000	273,842
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	5,745,000	893,241
4.000%, 11/15/19 (DKK)	3,690,000	620,764
4.500%, 11/15/39 (DKK)	1,645,000	378,696
Finland Government Bond 3.500%, 04/15/21 (144A) (EUR)	1,500,000	1,922,814
France Government Bond OAT 1.000%, 11/25/25 (EUR)	640,000	696,104
1.750%, 05/25/23 (EUR)	545,000	644,210
2.250%, 10/25/22 (EUR)	1,270,000	1,550,220
2.250%, 05/25/24 (EUR)	3,550,000	4,338,857
3.250%, 05/25/45 (EUR)	620,000	855,804
3.750%, 04/25/21 (EUR)	4,445,000	5,751,287
4.500%, 04/25/41 (EUR)	1,585,000	2,614,653
5.500%, 04/25/29 (EUR)	1,565,000	2,558,254
5.750%, 10/25/32 (EUR)	535,000	937,839
French Treasury Note BTAN 1.750%, 02/25/17 (EUR)	6,675,000	7,426,078
Ireland Government Bonds 2.000%, 02/18/45 (EUR)	190,000	197,992
4.500%, 04/18/20 (EUR)	415,000	534,599
5.400%, 03/13/25 (EUR)	840,000	1,249,107
Italy Buoni Poliennali Del Tesoro 3.250%, 09/01/46 (144A) (EUR)	280,000	339,970
3.750%, 04/15/16 (EUR)	2,145,000	2,355,678
3.750%, 03/01/21 (EUR)	5,105,000	6,407,276
3.750%, 09/01/24 (EUR)	2,270,000	2,927,649

Sovereign—(Continued)
Italy Buoni Poliennali Del Tesoro 5.000%, 08/01/39 (EUR)	1,800,000	2,793,577
5.250%, 08/01/17 (EUR)	5,495,000	6,468,535
5.250%, 11/01/29 (EUR)	3,195,000	4,824,074
5.500%, 11/01/22 (EUR)	2,270,000	3,179,090
Japan Government Five Year Bonds 0.100%, 12/20/19 (JPY)	139,400,000	1,163,969
0.300%, 09/20/18 (JPY)	1,331,600,000	11,173,608
Japan Government Ten Year Bonds 0.500%, 12/20/24 (JPY)	555,750,000	4,750,242
0.800%, 09/20/22 (JPY)	78,700,000	687,449
0.800%, 12/20/22 (JPY)	274,150,000	2,397,088
0.800%, 09/20/23 (JPY)	389,900,000	3,415,433
1.700%, 03/20/17 (JPY)	453,750,000	3,854,808
Japan Government Thirty Year Bonds 1.800%, 09/20/43 (JPY)	480,350,000	4,519,794
1.900%, 09/20/42 (JPY)	268,850,000	2,588,203
2.300%, 03/20/40 (JPY)	363,450,000	3,765,220
Japan Government Twenty Year Bonds 1.300%, 06/20/35 (JPY)	85,800,000	756,899
1.400%, 12/20/22 (JPY)	876,300,000	7,965,184
1.500%, 03/20/33 (JPY)	90,500,000	840,322
1.700%, 12/20/31 (JPY)	561,250,000	5,384,909
1.700%, 09/20/32 (JPY)	182,400,000	1,746,727
1.700%, 09/20/33 (JPY)	470,300,000	4,479,461
2.100%, 06/20/29 (JPY)	555,050,000	5,577,930
2.100%, 12/20/29 (JPY)	75,500,000	760,013
2.500%, 12/21/20 (JPY)	808,300,000	7,547,160
Mexican Bonos 6.500%, 06/10/21 (MXN)	21,375,000	1,283,063
7.250%, 12/15/16 (MXN)	12,170,000	729,311
7.750%, 11/13/42 (MXN)	3,375,000	213,983
10.000%, 11/20/36 (MXN)	8,160,000	633,208
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	905,000	1,109,532
3.750%, 01/15/42 (144A) (EUR)	645,000	1,042,022
4.500%, 07/15/17 (144A) (EUR)	1,240,000	1,447,442
5.500%, 01/15/28 (EUR)	1,250,000	2,050,069
Norway Government Bond 3.000%, 03/14/24 (144A) (NOK)	3,240,000	411,934
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	1,036,254
5.750%, 04/25/29 (PLN)	1,105,000	353,953
Singapore Government Bond 2.250%, 06/01/21 (SGD)	865,000	612,192
South Africa Government Bonds 6.500%, 02/28/41 (ZAR)	6,815,000	291,504
8.250%, 09/15/17 (ZAR)	12,430,000	801,162
10.500%, 12/21/26 (ZAR)	10,465,000	714,584
Spain Government Bonds 2.750%, 10/31/24 (144A) (EUR)	2,425,000	2,875,319
3.150%, 01/31/16 (EUR)	2,085,000	2,270,883
3.800%, 01/31/17 (144A) (EUR)	2,725,000	3,082,810
4.000%, 04/30/20 (144A) (EUR)	2,190,000	2,721,747
4.200%, 01/31/37 (144A) (EUR)	650,000	868,291
4.400%, 10/31/23 (144A) (EUR)	445,000	590,623

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Spain Government Bonds 4.700%, 07/30/41 (144A) (EUR)	610,000	$875,507
5.850%, 01/31/22 (144A) (EUR)	2,230,000	3,115,115
6.000%, 01/31/29 (EUR)	770,000	1,198,377
Sweden Government Bonds 1.500%, 11/13/23 (SEK)	3,330,000	414,561
5.000%, 12/01/20 (SEK)	8,685,000	1,264,057
Switzerland Government Bond 4.000%, 02/11/23 (CHF)	415,000	541,787
United Kingdom Gilt 1.750%, 01/22/17 (GBP)	1,495,000	2,234,487
2.250%, 09/07/23 (GBP)	2,630,000	4,012,660
2.750%, 09/07/24 (GBP)	1,425,000	2,248,572
3.250%, 01/22/44 (GBP)	3,105,000	5,094,682
3.750%, 09/07/20 (GBP)	1,395,000	2,288,533
4.250%, 09/07/39 (GBP)	2,150,000	4,067,192
4.500%, 12/07/42 (GBP)	275,000	549,634
8.000%, 06/07/21 (GBP)	1,170,000	2,317,788

Total Foreign Government (Cost $262,079,045)		228,699,694

Mutual Funds—1.3%

Investment Company Securities—1.3%
F&C Commercial Property Trust, Ltd.	56,950	112,834
F&C UK Real Estate Investment, Ltd.	25,250	37,876
MedicX Fund, Ltd.	39,033	48,762
Picton Property Income, Ltd.	58,300	60,772
Schroder Real Estate Investment Trust, Ltd.	56,000	49,043
Standard Life Investment Property Income Trust, Ltd.	31,140	38,722
UK Commercial Property Trust, Ltd.	65,950	82,866
Vanguard REIT ETF (a)	848,932	67,685,348

Total Mutual Funds (Cost $67,003,945)		68,116,223

Preferred Stocks—0.1%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,286	442,779
Porsche Automobil Holding SE	14,774	800,579
Volkswagen AG	17,865	2,588,096

		3,831,454

Chemicals—0.0%
FUCHS Petrolub SE	6,675	315,380

Household Products—0.0%
Henkel AG & Co. KGaA	17,190	1,916,205

Total Preferred Stocks (Cost $6,296,909)		6,063,039

Rights—0.0%
Security Description	Shares/ Principal Amount*	Value

Banks—0.0%
UBI Banca, Expires 01/12/16 (b)	87,002	0

Real Estate Investment Trusts—0.0%
Ascendas Real Estate Investment Trust, Expires 01/13/16 (b)	15,236	666

Total Rights (Cost $0)		666

Short-Term Investments—27.0%

Mutual Fund—2.5%
State Street Navigator Securities Lending MET Portfolio (j)	124,262,473	124,262,473

Repurchase Agreement—23.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $1,171,607,460 on 01/04/16, collateralized by $1,164,385,000 U.S. Government Agency Obligations with rates ranging from 0.125% - 3.000%, maturity dates ranging from 04/15/16 - 08/31/20, with a value of $1,195,041,396.	1,171,603,554	1,171,603,554

U.S. Treasury—1.0%
U.S. Treasury Bills 0.262%, 02/25/16 (k)	50,000,000	49,979,938

Total Short-Term Investments (Cost $1,345,845,965)		1,345,845,965

Total Investments—101.7% (Cost $4,642,663,986) (l)		5,075,737,955
Other assets and liabilities (net)—(1.7)%		(83,978,290)

Net Assets—100.0%		$4,991,759,665

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $139,051,432 and the collateral received consisted of cash in the amount of $124,262,473 and non-cash collateral with a value of $20,566,193. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent less than 0.05% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

(d)	Illiquid security. As of December 31, 2015, these securities represent 0.0% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $107,246,142.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Principal amount of security is adjusted for inflation.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2015, the market value of securities pledged was $62,685,000.
(i)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2015, the market value of securities pledged was $1,589,307.
(j)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(k)	The rate shown represents current yield to maturity.
(l)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $4,671,164,178. The aggregate unrealized appreciation and depreciation of investments were $645,136,413 and $(240,562,636), respectively, resulting in net unrealized appreciation of $404,573,777 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $31,335,545, which is 0.6% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(ZAR)—	South African Rand

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	21,331,909	HSBC Bank USA	03/18/16	$15,298,179	$190,551
DKK	327,800	State Street Bank and Trust	01/07/16	46,866	871
DKK	500,000	State Street Bank and Trust	01/07/16	71,884	931
EUR	1,488,173	BNP Paribas S.A.	01/27/16	1,617,151	1,005
EUR	656,834	HSBC Bank USA	01/27/16	719,601	(5,397)
EUR	721,789	State Street Bank and Trust	01/27/16	790,912	(6,079)
EUR	16,225,750	BNP Paribas S.A.	03/18/16	17,806,683	(140,719)
EUR	82,056,856	BNP Paribas S.A.	03/18/16	90,051,951	(711,646)
EUR	71,258,000	UBS AG	03/18/16	76,488,897	1,094,035
GBP	13,047,358	Royal Bank of Scotland plc	03/18/16	19,564,383	(327,614)
JPY	43,416,486	State Street Bank and Trust	02/10/16	361,188	299
JPY	6,994,486,000	Credit Suisse International	03/18/16	56,964,385	1,329,406
JPY	408,672,798	Royal Bank of Scotland plc	03/18/16	3,324,119	81,862
JPY	6,159,180,000	Royal Bank of Scotland plc	03/18/16	50,260,270	1,071,873
SEK	49,950	State Street Bank and Trust	01/07/16	5,752	166

Contracts to Deliver
AUD	6,308,272	BNP Paribas S.A.	02/05/16	$4,529,118	$(60,717)
AUD	94,871,822	Royal Bank of Scotland plc	03/18/16	68,622,117	(262,670)
CAD	5,681,395	HSBC Bank USA	01/14/16	4,268,516	162,513
CAD	6,530,000	BNP Paribas S.A.	03/18/16	4,838,264	118,094
CHF	539,380	Deutsche Bank AG	01/14/16	533,472	(5,249)
CHF	23,516,321	UBS AG	03/18/16	22,998,310	(553,648)
DKK	13,970,728	Goldman Sachs International	01/07/16	2,056,291	21,750
EUR	658,025	Barclays Bank plc	01/27/16	723,649	8,151
EUR	102,783,905	Citibank N.A.	01/27/16	109,295,573	(2,465,834)
EUR	630,007	JPMorgan Chase Bank N.A.	01/27/16	666,642	(18,392)
EUR	3,196,352	State Street Bank and Trust	01/27/16	3,471,670	(3,863)
EUR	707,378	State Street Bank and Trust	01/27/16	773,274	4,111

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	145,429	State Street Bank and Trust	01/27/16	$153,902	$(4,229)
EUR	26,675,432	BNP Paribas S.A.	03/18/16	29,079,979	36,809
EUR	20,394,319	BNP Paribas S.A.	03/18/16	22,232,681	28,142
EUR	37,002,681	Bank of America N.A.	03/18/16	39,942,063	(345,013)
EUR	55,314,523	Credit Suisse International	03/18/16	60,327,371	103,075
EUR	13,861,000	Royal Bank of Scotland plc	03/18/16	15,175,439	84,122
EUR	66,901	State Street Bank and Trust	03/18/16	72,611	(228)
GBP	15,758,938	BNP Paribas S.A.	01/28/16	23,908,279	674,929
GBP	31,069,147	Deutsche Bank AG	03/18/16	46,830,525	1,022,785
GBP	24,543,325	UBS AG	03/18/16	37,104,366	918,169
JPY	74,151,556	Barclays Bank plc	02/10/16	613,858	(3,530)
JPY	8,812,859,311	State Street Bank and Trust	02/10/16	72,257,281	(1,118,768)
JPY	11,616,484,000	Barclays Bank plc	03/18/16	95,926,308	(888,368)
MXN	51,490,886	Citibank N.A.	01/15/16	3,058,344	72,872
NOK	3,389,307	State Street Bank and Trust	01/07/16	397,331	14,436
PLN	5,166,431	State Street Bank and Trust	01/29/16	1,298,930	(17,419)
SEK	13,363,391	HSBC Bank USA	01/07/16	1,562,879	(20,278)
SGD	871,442	State Street Bank and Trust	01/08/16	619,809	5,281
ZAR	25,272,276	Standard Chartered Bank	01/21/16	1,787,688	158,199
ZAR	5,127,520	State Street Bank and Trust	01/21/16	352,128	21,518

Net Unrealized Appreciation					$266,294

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/16	750	AUD	95,246,895	$(56,576)
Canada Government Bond 10 Year Futures	03/21/16	23	CAD	3,179,236	45,916
Euro Stoxx 50 Index Futures	03/18/16	2,480	EUR	78,636,616	2,996,152
Euro-Bund Futures	03/08/16	240	EUR	38,196,048	(320,861)
MSCI EAFE Mini Index Futures	03/18/16	31	USD	2,631,000	1,210
S&P 500 E-Mini Index Futures	03/18/16	2,090	USD	214,509,227	(1,809,927)
TOPIX Index Futures	03/10/16	608	JPY	9,656,693,760	(2,062,430)
U.S. Treasury Note 10 Year Futures	03/21/16	2,542	USD	321,565,807	(1,512,120)
U.S. Treasury Note 5 Year Futures	03/31/16	3,672	USD	435,616,837	(1,144,648)

Futures Contracts—Short
FTSE 100 Index Futures	03/18/16	(728)	GBP	(43,104,167)	(2,973,865)
Hang Seng Index Futures	01/28/16	(282)	HKD	(313,592,460)	601,475
Japanese Government 10 Year Bond Futures	03/14/16	(89)	JPY	(13,238,691,260)	(215,223)
SPI 200 Index Futures	03/17/16	(343)	AUD	(42,145,165)	(2,137,722)
United Kingdom Long Gilt Bond Futures	03/29/16	(211)	GBP	(24,750,054)	164,498

Net Unrealized Depreciation					$(8,424,121)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Pay	3M LIBOR	0.437%	02/08/16	Citibank N.A.	S&P 400 Midcap Total Return Index	USD	132,965,116	$(1,996,101)	$—	$(1,996,101)
Pay	3M LIBOR	1.000%	03/18/16	Goldman Sachs International	Russell 2000 Total Return Index	USD	53,583,381	(809,260)	—	(809,260)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Pay	3M LIBOR	1.000%	04/20/16	Goldman Sachs International	Russell 2000 Total Return Index	USD	265,984	$(5,263)	$—	$(5,263)
Pay	3M LIBOR	0.407%	04/20/16	Goldman Sachs International	S&P 400 Midcap Total Return Index	USD	8,932,357	(185,727)	—	(185,727)
Pay	3M LIBOR	1.000%	04/20/16	Goldman Sachs International	Russell 2000 Total Return Index	USD	92,412,710	(1,828,725)	—	(1,828,725)

Totals								$(4,825,076)	$—	$(4,825,076)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	2.185%	12/24/25	USD	1,242,000,000	$335,959

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.25	5.000%	12/20/20	4.726%	USD	11,467,000	$158,279
CDX.NA.HY.25	5.000%	12/20/20	4.726%	USD	11,465,000	178,889
CDX.NA.HY.25	5.000%	12/20/20	4.726%	USD	60,890,000	(419,960)
CDX.NA.HY.25	5.000%	12/20/20	4.726%	USD	11,465,000	146,786
CDX.NA.HY.25	5.000%	12/20/20	4.726%	USD	11,465,000	(174,234)

Net Unrealized Depreciation						$(110,240)

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Securities in the amount of $332,857 have been received at the custodian bank as collateral for OTC swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$28,516,555	$12,419,802	$—	$40,936,357
Air Freight & Logistics	7,167,554	4,667,384	—	11,834,938
Airlines	7,069,193	2,923,068	—	9,992,261
Auto Components	3,983,888	15,703,812	—	19,687,700
Automobiles	6,562,144	45,548,565	—	52,110,709
Banks	63,386,304	148,794,943	0	212,181,247
Beverages	24,109,327	31,836,002	—	55,945,329
Biotechnology	39,077,141	5,439,928	—	44,517,069
Building Products	925,089	8,469,448	—	9,394,537
Capital Markets	22,059,764	23,697,863	—	45,757,627
Chemicals	22,249,538	40,899,379	—	63,148,917
Commercial Services & Supplies	4,311,985	7,090,674	—	11,402,659
Communications Equipment	15,857,236	5,358,304	—	21,215,540
Construction & Engineering	935,000	8,955,895	—	9,890,895
Construction Materials	1,270,318	7,205,168	—	8,475,486
Consumer Finance	8,772,072	1,387,512	—	10,159,584
Containers & Packaging	3,206,843	1,993,344	—	5,200,187
Distributors	757,121	273,284	—	1,030,405
Diversified Consumer Services	454,848	185,838	—	640,686
Diversified Financial Services	21,079,686	14,451,955	—	35,531,641
Diversified Telecommunication Services	25,208,414	37,122,969	—	62,331,383
Electric Utilities	17,838,624	21,081,586	—	38,920,210
Electrical Equipment	4,772,347	14,529,922	—	19,302,269
Electronic Equipment, Instruments & Components	3,964,881	14,990,002	—	18,954,883
Energy Equipment & Services	10,663,120	2,205,956	—	12,869,076
Food & Staples Retailing	24,719,791	19,423,202	—	44,142,993
Food Products	17,955,687	38,364,569	—	56,320,256

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Gas Utilities	$442,203	$6,232,122	$—	$6,674,325
Health Care Equipment & Supplies	22,396,948	11,108,817	—	33,505,765
Health Care Providers & Services	28,831,232	7,150,529	—	35,981,761
Health Care Technology	1,068,619	387,360	—	1,455,979
Hotels, Restaurants & Leisure	19,637,813	14,626,832	—	34,264,645
Household Durables	4,462,222	12,153,523	—	16,615,745
Household Products	20,256,744	9,012,404	—	29,269,148
Independent Power and Renewable Electricity Producers	603,694	1,038,072	—	1,641,766
Industrial Conglomerates	26,846,350	16,146,414	—	42,992,764
Insurance	29,252,836	69,211,339	—	98,464,175
Internet & Catalog Retail	22,980,703	1,359,591	—	24,340,294
Internet Software & Services	44,342,521	2,112,420	—	46,454,941
IT Services	38,412,793	7,011,600	—	45,424,393
Leisure Products	971,909	2,268,028	—	3,239,937
Life Sciences Tools & Services	6,689,318	1,405,476	—	8,094,794
Machinery	12,295,501	27,585,912	—	39,881,413
Marine	—	2,707,200	—	2,707,200
Media	31,985,994	22,944,949	—	54,930,943
Metals & Mining	2,489,038	22,158,913	—	24,647,951
Multi-Utilities	11,974,666	14,259,297	—	26,233,963
Multiline Retail	6,534,127	4,952,316	—	11,486,443
Oil, Gas & Consumable Fuels	56,795,553	51,498,693	—	108,294,246
Paper & Forest Products	—	2,425,610	—	2,425,610
Personal Products	1,155,347	20,523,685	—	21,679,032
Pharmaceuticals	60,051,101	114,474,578	—	174,525,679
Professional Services	3,022,096	7,558,156	—	10,580,252
Real Estate Investment Trusts	105,190,084	53,173,948	—	158,364,032
Real Estate Management & Development	1,305,482	49,763,980	—	51,069,462
Road & Rail	7,928,128	14,988,049	—	22,916,177
Semiconductors & Semiconductor Equipment	26,735,141	8,655,444	—	35,390,585
Software	46,650,272	12,746,489	—	59,396,761
Specialty Retail	27,548,660	12,964,016	—	40,512,676
Technology Hardware, Storage & Peripherals	42,948,464	7,567,970	—	50,516,434
Textiles, Apparel & Luxury Goods	9,470,124	18,781,885	—	28,252,009
Tobacco	16,727,023	19,368,834	—	36,095,857
Trading Companies & Distributors	2,164,883	13,333,672	—	15,498,555
Transportation Infrastructure	78,294	6,772,820	—	6,851,114
Water Utilities	—	1,632,984	—	1,632,984
Wireless Telecommunication Services	—	20,908,163	—	20,908,163
Total Common Stocks	1,127,120,353	1,227,992,464	0	2,355,112,817
Total U.S. Treasury & Government Agencies*	—	1,071,899,551	—	1,071,899,551
Total Foreign Government*	—	228,699,694	—	228,699,694
Mutual Funds
Investment Company Securities	67,685,348	430,875	—	68,116,223
Total Preferred Stocks*	—	6,063,039	—	6,063,039
Total Rights*	666	—	—	666
Short-Term Investments
Mutual Fund	124,262,473	—	—	124,262,473
Repurchase Agreement	—	1,171,603,554	—	1,171,603,554
U.S. Treasury	—	49,979,938	—	49,979,938
Total Short-Term Investments	124,262,473	1,221,583,492	—	1,345,845,965
Total Investments	$1,319,068,840	$3,756,669,115	$0	$5,075,737,955

Collateral for Securities Loaned (Liability)	$—	$(124,262,473)	$—	$(124,262,473)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$7,225,955	$—	$7,225,955
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(6,959,661)	—	(6,959,661)
Total Forward Contracts	$—	$266,294	$—	$266,294

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,809,251	$—	$—	$3,809,251
Futures Contracts (Unrealized Depreciation)	(12,233,372)	—	—	(12,233,372)
Total Futures Contracts	$(8,424,121)	$—	$—	$(8,424,121)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$819,913	$—	$819,913
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(594,194)	—	(594,194)
Total Centrally Cleared Swap Contracts	$—	$225,719	$—	$225,719
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(4,825,076)	$—	$(4,825,076)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $6,559,878 were due to the application of a systematic fair valuation model factor. Transfers from Level 2 to Level 1 in the amount of $958,434 were due to the discontinuation of a systematic fair valuation model factor.

As of December 31, 2015, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2014 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at December 31, 2015 have not been presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$3,901,016,419
Affiliated investments at value (c)	3,117,982
Repurchase Agreement	1,171,603,554
Cash	13,018,031
Cash denominated in foreign currencies (d)	8,329,752
Cash collateral for centrally cleared swap contracts	7,099,943
Unrealized appreciation on forward foreign currency exchange contracts	7,225,955
Receivable for:
Investments sold	24,501
Fund shares sold	679,457
Dividends and interest	12,981,494
Variation margin on futures contracts	1,806,420
Interest on OTC swap contracts	59,180
Variation margin on centrally cleared swap contracts	8,181,337
Prepaid expenses	13,956

Total Assets	5,135,157,981
Liabilities
OTC swap contracts at market value	4,825,076
Unrealized depreciation on forward foreign currency exchange contracts	6,959,661
Collateral for securities loaned	124,262,473
Payables for:
Investments purchased	3,017
Fund shares redeemed	294,807
Variation margin on futures contracts	2,615,407
Interest on OTC swap contracts	76,636
Accrued Expenses:
Management fees	2,526,375
Distribution and service fees	1,066,261
Deferred trustees’ fees	64,810
Other expenses	703,793

Total Liabilities	143,398,316

Net Assets	$4,991,759,665

Net Assets Consist of:
Paid in surplus	$4,461,804,140
Undistributed net investment income	75,255,290
Accumulated net realized gain	34,590,485
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	420,109,750

Net Assets	$4,991,759,665

Net Assets
Class B	$4,991,759,665
Capital Shares Outstanding*
Class B	449,247,636
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,468,765,856.
(b)	Includes securities loaned at value of $139,051,432.
(c)	Identified cost of affiliated investments was $2,294,576.
(d)	Identified cost of cash denominated in foreign currencies was $8,352,355.

Consolidated§ Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$67,844,834
Dividends from affiliated investments	93,966
Interest	21,354,622
Securities lending income	1,591,139

Total investment income	90,884,561
Expenses
Management fees	31,564,495
Administration fees	170,351
Custodian and accounting fees	1,080,643
Distribution and service fees—Class B	12,943,539
Audit and tax services	93,982
Legal	30,995
Trustees’ fees and expenses	35,173
Shareholder reporting	174,396
Insurance	33,125
Miscellaneous	56,594

Total expenses	46,183,293
Less management fee waiver	(946,728)

Net expenses	45,236,565

Net Investment Income	45,647,996

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	11,075,610
Futures contracts	20,482,871
Written options	2,876,782
Swap contracts	52,794,986
Foreign currency transactions	33,380,051

Net realized gain	120,610,300

Net change in unrealized depreciation on:
Investments	(96,152,281)
Affiliated investments	(372,251)
Futures contracts	(8,646,677)
Swap contracts	(19,524,304)
Foreign currency transactions	(10,147,362)

Net change in unrealized depreciation	(134,842,875)

Net realized and unrealized loss	(14,232,575)

Net Increase in Net Assets From Operations	$31,415,421

(a)	Net of foreign withholding taxes of $3,556,966.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$45,647,996	$59,299,844
Net realized gain	120,610,300	265,785,061
Net change in unrealized appreciation (depreciation)	(134,842,875)	40,676,400

Increase in net assets from operations	31,415,421	365,761,305

From Distributions to Shareholders
Net investment income
Class B	(169,604,727)	(100,095,595)
Net realized capital gains
Class B	(180,740,390)	(99,658,496)

Total distributions	(350,345,117)	(199,754,091)

Increase (decrease) in net assets from capital share transactions	115,396,701	(35,057,760)

Total increase (decrease) in net assets	(203,532,995)	130,949,454

Net Assets
Beginning of period	5,195,292,660	5,064,343,206

End of period	$4,991,759,665	$5,195,292,660

Undistributed net investment income
End of period	$75,255,290	$136,260,872

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	12,323,841	$141,092,410	6,780,832	$78,462,208
Reinvestments	30,786,038	350,345,117	17,851,125	199,754,091
Redemptions	(32,503,623)	(376,040,826)	(27,007,767)	(313,274,059)

Net increase (decrease)	10,606,256	$115,396,701	(2,375,810)	$(35,057,760)

Increase (decrease) derived from capital shares transactions		$115,396,701		$(35,057,760)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.84	$11.48	$10.70	$9.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.10	0.13	0.08	0.05		0.01
Net realized and unrealized gain (loss) on investments	(0.01)	0.69	1.09	0.93		(0.18	)(c)

Total from investment operations	0.09	0.82	1.17	0.98		(0.17)

Less Distributions
Distributions from net investment income	(0.40)	(0.23)	(0.15)	(0.01)		(0.04)
Distributions from net realized capital gains	(0.42)	(0.23)	(0.24)	(0.00	)(d)	(0.06)

Total distributions	(0.82)	(0.46)	(0.39)	(0.01)		(0.10)

Net Asset Value, End of Period	$11.11	$11.84	$11.48	$10.70		$9.73

Total Return (%) (f)	0.58	7.35	11.15	10.09		(1.72	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.90	0.89	0.91		1.01	(g)
Net ratio of expenses to average net assets (%) (h)	0.87	0.88	0.88	0.91		0.97	(g)
Ratio of net investment income to average net assets (%)	0.88	1.15	0.74	0.52		0.13	(g)
Portfolio turnover rate (%)	34	37	29	35		15	(e)
Net assets, end of period (in millions)	$4,991.8	$5,195.3	$5,064.3	$4,142.1		$2,188.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Total Assets at December 31, 2015
AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.	5/2/2012	$63,314,778	1.2%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the consolidated financial statements were issued.

MIST-34

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-35

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, deflationary sell adjustments, corporate actions, real estate investment trust (REIT) adjustments, passive foreign investment companies (PFICs), controlled foreign corporations and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $1,171,603,554, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(72,618,440)	$—	$—	$—	$(72,618,440)
Mutual Funds	(18,874,253)	—	—	—	(18,874,253)
U.S. Treasury & Government Agencies	(32,769,780)	—	—	—	(32,769,780)
Total	$(124,262,473)	$—	$—	$—	$(124,262,473)
Total Borrowings	$(124,262,473)	$—	$—	$—	$(124,262,473)
Gross amount of recognized liabilities for securities lending transactions					$(124,262,473)

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example,

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$335,959
	Unrealized appreciation on futures contracts (a) (c)	210,414	Unrealized depreciation on futures contracts (a) (c)	$3,249,428
Credit	Unrealized appreciation on centrally cleared swap contracts (a) (b)	483,954	Unrealized depreciation on centrally cleared swap contracts (a) (b)	594,194
Equity			OTC swap contracts at market value (d)	4,825,076
	Unrealized appreciation on futures contracts (a) (c)	3,598,837	Unrealized depreciation on futures contracts (a) (c)	8,983,944
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	7,225,955	Unrealized depreciation on forward foreign currency exchange contracts	6,959,661

Total		$11,855,119		$24,612,303

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $59,180 and OTC swap interest payable of $76,636.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$8,151	$(8,151)	$—	$—
BNP Paribas S.A.	858,979	(858,979)	—	—
Citibank N.A.	72,872	(72,872)	—	—
Credit Suisse International	1,432,481	—	—	1,432,481
Deutsche Bank AG	1,022,785	(5,249)	—	1,017,536
Goldman Sachs International	21,750	(21,750)	—	—
HSBC Bank USA	353,064	(25,675)	—	327,389
Royal Bank of Scotland plc	1,237,857	(590,284)	—	647,573
Standard Chartered Bank	158,199	—	—	158,199
State Street Bank and Trust	47,613	(47,613)	—	—
UBS AG	2,012,204	(553,648)	—	1,458,556

	$7,225,955	$(2,184,221)	$—	$5,041,734

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$345,013	$—	$—	$345,013
Barclays Bank plc	891,898	(8,151)	—	883,747
BNP Paribas S.A.	913,082	(858,979)	—	54,103
Citibank N.A.	4,461,935	(72,872)	(619,628)	3,769,435
Deutsche Bank AG	5,249	(5,249)	—	—
Goldman Sachs International	2,828,975	(21,750)	(969,679)	1,837,546
HSBC Bank USA	25,675	(25,675)	—	—
JPMorgan Chase Bank N.A.	18,392	—	—	18,392
Royal Bank of Scotland plc	590,284	(590,284)	—	—
State Street Bank and Trust	1,150,586	(47,613)	—	1,102,973
UBS AG	553,648	(553,648)	—	—

	$11,784,737	$(2,184,221)	$(1,589,307)	$8,011,209

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Consolidated Statement of Operations Location— Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$—	$—	$(16,624,511)	$—	$—	$(16,624,511)
Forward foreign currency transactions	—	—	—	—	28,880,815	28,880,815
Futures contracts	(10,971,149)	—	33,010,315	(1,556,295)	—	20,482,871
Swap contracts	45,753,033	(1,029,199)	8,071,152	—	—	52,794,986
Written options	—	—	2,876,782	—	—	2,876,782

	$34,781,884	$(1,029,199)	$27,333,738	$(1,556,295)	$28,880,815	$88,410,943

Consolidated Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$—	$(10,223,806)	$(10,223,806)
Futures contracts	(4,835,804)	—	(5,783,691)	1,972,818	—	(8,646,677)
Swap contracts	(1,142,853)	(110,240)	(18,271,211)	—	—	(19,524,304)

	$(5,978,657)	$(110,240)	$(24,054,902)	$1,972,818	$(10,223,806)	$(38,394,787)

MIST-42

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$336,120
Forward foreign currency transactions	1,074,681,157
Futures contracts long	428,695,797
Futures contracts short	(119,420,662)
Swap contracts	1,506,575,116

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2015:

Call Options	Number of Contracts	Premium Received
Options outstanding December 31, 2014	—	$—
Options written	128,600	3,191,852
Options bought back	(128,600)	(3,191,852)

Options outstanding December 31, 2015	—	$—

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or

MIST-43

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$478,795,805	$867,854,895	$805,896,596	$1,128,235,821

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$31,564,495	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-44

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period January 1, 2015 through April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated Issuers during the year ended December 31, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
MetLife, Inc.	63,375	1,300	0	64,675	$0	$93,966

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$327,645,494	$100,095,595	$22,699,623	$99,658,496	$350,345,117	$199,754,091

MIST-45

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$125,449,889	$3,631,625	$400,938,822	$—	$530,020,336

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-46

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AB Global Dynamic Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AB Global Dynamic Allocation Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Dynamic Allocation Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-47

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-48

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-49

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-50

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-51

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year and since-inception (beginning May 2, 2011) periods ended June 30, 2015, but underperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year, three-year and since-inception periods ended October 31, 2015 but underperformed its blended index for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-52

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio returned -0.98%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

Over the year, global capital markets digested a myriad of headline concerns. While the fears of a Greek exit from the Eurozone and uncertainty around the U.S. Federal Reserve rate hike dominated the first half of the year, the second half was punctuated by slowing economic growth in China and heightened market volatility. Amidst this backdrop of uncertainty, global equities posted mixed results for the year. U.S. markets as represented by the Russell 3000 Index (+0.48%) ultimately ended the year higher than they began, while international equities as represented by the MSCI EAFE Index in USD (-0.81%) conversely declined. The MSCI EAFE Index (+5.33%) measured in local currency terms posted a positive result, however the dollar strengthened significantly during the period and wiped out those gains. Clearly defined trends were scarce particularly in the latter half of the year, as in the third quarter, global equities (as measured by the MSCI All Country World Index) were whipsawed with a -14% peak-to-trough decline (July 16th to September 29th), only to jump back with a roughly +10% rally by the end of October. The slowdown in China was a widely cited catalyst although there was no single cause for the decline. As the zero interest rate era came to an end in the U.S., the Barclays U.S. Aggregate Bond Index gained +0.55%, while its major constituents posted mixed results. The index’s U.S. MBS (Mortgage Backed Securities) (+1.51%) and U.S. Treasury (+0.84%) constituents gained ground, while corporate issues (-0.68%) declined.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Allianz pursues the Portfolio’s investment objective through a combination of active allocation between asset classes and utilization of actively managed strategies within those asset classes. Allianz allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Allianz believes may affect the value of the Portfolio’s investments. The Portfolio utilizes both quantitative and fundamental research in order to identify trends and turning points in the global markets that inform its decisions about when and where to invest the Portfolio’s assets.

The Portfolio outperformed the Dow Jones Moderate Index benchmark but had a small negative return in 2015 on an absolute basis. Positive contributors to the Portfolio return were its actively managed international equity exposures, a U.S. bond duration exposure, and the underweight positioning to the euro. A negative return contribution came from the actively-managed U.S. equity exposure. Overall, the return contributions were muted as major markets moved sideways for most of the year.

Stock selections of the active equity portfolio management team (particularly in the international portion of the Portfolio) contributed to the overall results. Further, the decision to hedge part of the euro exposure also contributed as the euro declined against the U.S. dollar.

The Portfolio’s total equity exposure was adjusted over the period, with a small overweight earlier in the year, and subsequent underweight in a response to the market correction in August and September. In an effort to reduce the downside risk of the Portfolio, the fund maintained underweights through the end of the year. While some risk mitigation was produced in down markets the overall effect resulted in trailing performance mainly due to the sharp recovery of equity markets during the last quarter.

By the end of 2015, the Portfolio remained underweight equities, primarily resulting from an underweight to developed markets outside the U.S. The international equity exposure remained partially hedged with a short position to the euro vs. the U.S. dollar. In the fixed income portion of the Portfolio, U.S. government bonds also received an underweight, while emerging markets debt in the opportunistic portion of the Portfolio contributed to raise the Portfolio’s overall duration. A modest exposure to real estate was also held in the opportunistic portion of the Portfolio.

MIST-1

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio utilizes derivatives to gain exposure to certain asset classes and to conduct tactical views to overweight and underweight certain asset classes relative to the benchmark. The Portfolio utilized derivatives to gain exposure to U.S. equities, international equities, real estate, and fixed income which have provided mixed contributions to absolute performance during the reporting period. The derivatives performed as expected, enabling the Portfolio to gain or reduce exposure to the underlying asset classes in a liquid and cost effective way.

Michael Stamos

Herold Rohweder

Giorgio Carlino

Portfolio Managers

Allianz Global Investors U.S. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
Allianz Global Investor Dynamic Multi-Asset Plus Portfolio
Class B	-0.98	3.15
Dow Jones Moderate Index	-1.21	1.92

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Equity Sectors

% of Net Assets
Financials	19.2
Consumer Discretionary	7.7
Health Care	7.2
Information Technology	7.2
Industrials	5.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	23.9
Cash & Cash Equivalents	13.4

MIST-3

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	1.20%	$1,000.00	$970.60	$5.96
	Hypothetical*	1.20%	$1,000.00	$1,019.16	$6.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—53.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
General Dynamics Corp.	812	$111,536
Spirit AeroSystems Holdings, Inc. - Class A (a)	485	24,284
Teledyne Technologies, Inc. (a)	1,907	169,151

		304,971

Air Freight & Logistics—0.8%
Atlas Air Worldwide Holdings, Inc. (a)	901	37,247
bpost S.A.	6,138	150,455
Deutsche Post AG	18,458	519,806
FedEx Corp.	1,837	273,695
Park-Ohio Holdings Corp.	396	14,565

		995,768

Airlines—0.3%
Air New Zealand, Ltd.	13,037	26,325
Alaska Air Group, Inc.	3,437	276,713
JetBlue Airways Corp. (a)	913	20,680

		323,718

Auto Components—0.3%
Bridgestone Corp.	300	10,273
Cie Automotive S.A.	4,621	77,359
Exedy Corp.	600	14,494
FCC Co., Ltd.	4,000	85,103
Keihin Corp.	1,800	31,523
Kongsberg Automotive ASA (a)	29,173	20,465
Modine Manufacturing Co. (a)	1,070	9,683
Nexteer Automotive Group, Ltd.	28,000	30,932
NOK Corp.	1,400	32,722
Standard Motor Products, Inc.	513	19,520
Takata Corp. (a)	1,500	9,989
Toyoda Gosei Co., Ltd.	800	18,168
Toyota Boshoku Corp.	1,600	32,133

		392,364

Automobiles—0.9%
Daimler AG	7,211	601,904
Peugeot S.A. (a)	1,006	17,639
Toyota Motor Corp.	8,100	497,178

		1,116,721

Banks—5.4%
Bancfirst Corp.	293	17,176
Banco Santander S.A.	23,830	116,994
Bank of Queensland, Ltd.	3,127	31,505
Berkshire Hills Bancorp, Inc.	3,380	98,392
BNC Bancorp	846	21,471
Cathay General Bancorp	3,135	98,220
Dah Sing Financial Holdings, Ltd.	2,000	9,928
DBS Group Holdings, Ltd.	14,300	167,417
DNB ASA	18,636	229,350
First Merchants Corp.	1,222	31,063
Great Southern Bancorp, Inc.	432	19,552
HSBC Holdings plc	27,299	215,428
Huntington Bancshares, Inc.	1,222	13,515

Banks—(Continued)
Iberiabank Corp.	360	19,825
Independent Bank Corp./Rockland Trust	3,378	157,145
International Bancshares Corp.	5,763	148,109
Intesa Sanpaolo S.p.A.	57,649	192,121
Mitsubishi UFJ Financial Group, Inc.	111,600	690,681
Mizuho Financial Group, Inc.	350,500	699,680
National Penn Bancshares, Inc.	2,364	29,148
Oversea-Chinese Banking Corp., Ltd.	26,200	161,928
Pinnacle Financial Partners, Inc.	323	16,589
PNC Financial Services Group, Inc. (The)	758	72,245
Renasant Corp.	4,995	171,878
Royal Bank of Canada	9,200	493,012
Simmons First National Corp. - Class A	651	33,435
Southside Bancshares, Inc.	992	23,828
Sparebank 1 Nord Norge	2,534	10,483
Sumitomo Mitsui Financial Group, Inc.	16,400	618,646
Sydbank A/S	1,767	56,620
Toronto-Dominion Bank (The)	12,960	508,022
UniCredit S.p.A.	1,976	10,884
United Overseas Bank, Ltd.	11,600	159,693
Wells Fargo & Co.	20,988	1,140,908
WesBanco, Inc.	396	11,888

		6,496,779

Beverages—0.9%
Dr Pepper Snapple Group, Inc.	7,494	698,441
Heineken Holding NV	4,338	332,554

		1,030,995

Biotechnology—1.1%
AMAG Pharmaceuticals, Inc. (a)	1,877	56,666
Amgen, Inc.	2,233	362,483
Gilead Sciences, Inc.	8,025	812,050
PDL BioPharma, Inc.	11,902	42,133

		1,273,332

Building Products—0.0%
Insteel Industries, Inc.	1,352	28,284
Patrick Industries, Inc. (a)	591	25,708

		53,992

Capital Markets—0.8%
3i Group plc	39,278	276,846
Arlington Asset Investment Corp. - Class A	1,498	19,819
Bank of New York Mellon Corp. (The)	5,715	235,572
Cowen Group, Inc. - Class A (a)	17,980	68,863
Investec plc	3,160	22,300
Morgan Stanley	10,545	335,437
Piper Jaffray Cos. (a)	1,435	57,974

		1,016,811

Chemicals—0.9%
A. Schulman, Inc.	747	22,888
Borregaard ASA	10,537	58,643
Denka Co., Ltd.	44,000	194,841

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
K&S AG	3,165	$82,290
Kuraray Co., Ltd.	23,100	279,328
Minerals Technologies, Inc.	2,348	107,679
Yara International ASA	7,236	311,658

		1,057,327

Commercial Services & Supplies—0.4%
ADT Corp. (The)	4,192	138,252
Broadspectrum, Ltd. (a)	9,742	9,871
Deluxe Corp.	456	24,870
Downer EDI, Ltd.	3,926	10,208
Multi-Color Corp.	303	18,122
Pitney Bowes, Inc.	9,733	200,987
Transcontinental, Inc. - Class A	1,015	12,661
West Corp.	979	21,117

		436,088

Communications Equipment—0.5%
ARRIS Group, Inc. (a)	3,177	97,121
Brocade Communications Systems, Inc.	15,738	144,475
Cisco Systems, Inc.	13,705	372,159
Comtech Telecommunications Corp.	389	7,815

		621,570

Construction & Engineering—0.4%
ACS Actividades de Construccion y Servicios S.A.	2,205	64,240
Boskalis Westminster	4,963	202,180
Galliford Try plc	4,990	112,128
Peab AB	13,431	102,854
Tutor Perini Corp. (a)	1,032	17,276
Veidekke ASA	2,311	28,287

		526,965

Consumer Finance—0.3%
Capital One Financial Corp.	2,754	198,784
Nelnet, Inc. - Class A	3,006	100,911
OneMain Holdings, Inc. (a)	366	15,204

		314,899

Containers & Packaging—0.0%
Smurfit Kappa Group plc	490	12,505

Diversified Consumer Services—0.0%
DeVry Education Group, Inc.	357	9,036
EnerCare, Inc.	1,110	12,803
Service Corp. International	530	13,790

		35,629

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (a)	137	18,089
CME Group, Inc.	717	64,960
Heartland Bank, Ltd.	13,369	12,045

Diversified Financial Services—(Continued)
Voya Financial, Inc.	9,537	352,011

		447,105

Diversified Telecommunication Services—2.4%
AT&T, Inc.	28,105	967,093
BCE, Inc.	4,569	176,526
BT Group plc	70,929	490,205
CenturyLink, Inc.	16,323	410,687
Consolidated Communications Holdings, Inc.	4,657	97,564
Frontier Communications Corp.	5,430	25,358
General Communication, Inc. - Class A (a)	3,044	60,210
IDT Corp. - Class B	1,360	15,858
Iridium Communications, Inc. (a)	1,969	16,559
Orange S.A.	34,273	574,975
PCCW, Ltd.	53,000	31,048
Telefonica S.A.	4,853	53,566

		2,919,649

Electric Utilities—2.7%
American Electric Power Co., Inc.	4,151	241,879
Duke Energy Corp.	8,664	618,523
Entergy Corp.	3,339	228,254
Exelon Corp.	18,599	516,494
Iberdrola S.A.	50,405	357,337
NextEra Energy, Inc.	6,253	649,624
Portland General Electric Co.	815	29,642
Southern Co. (The)	14,077	658,663

		3,300,416

Electrical Equipment—0.0%
Fujikura, Ltd.	3,000	16,210

Electronic Equipment, Instruments & Components—1.1%
Arrow Electronics, Inc. (a)	4,653	252,100
Austria Technologie & Systemtechnik AG	1,734	27,364
CDW Corp.	3,847	161,728
Citizen Holdings Co., Ltd.	9,800	70,389
Corning, Inc.	1,427	26,086
E2V Technologies plc	4,528	15,010
ePlus, Inc. (a)	850	79,271
Flextronics International, Ltd. (a)	1,071	12,006
Hitachi, Ltd.	84,000	475,244
Jabil Circuit, Inc.	737	17,165
Sanmina Corp. (a)	569	11,710
SYNNEX Corp.	2,012	180,939
Taiyo Yuden Co., Ltd.	1,700	23,498
Wasion Group Holdings, Ltd.	16,000	16,391

		1,368,901

Energy Equipment & Services—0.1%
Atwood Oceanics, Inc.	617	6,312
BW Offshore, Ltd.	21,433	6,137
Helix Energy Solutions Group, Inc. (a)	3,261	17,153
Seadrill, Ltd. (a)	11,502	39,593

		69,195

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—1.3%
CVS Health Corp.	8,064	$788,417
Delhaize Group S.A.	3,202	311,900
George Weston, Ltd.	157	12,134
Ingles Markets, Inc. - Class A	1,338	58,979
Kroger Co. (The)	9,248	386,844
Rallye S.A.	1,522	23,649

		1,581,923

Food Products—1.4%
Archer-Daniels-Midland Co.	13,027	477,830
Aryzta AG (a)	255	12,469
Bunge, Ltd.	2,666	182,034
Cal-Maine Foods, Inc.	3,828	177,390
John B Sanfilippo & Son, Inc.	2,048	110,653
Leroy Seafood Group ASA	1,460	54,374
Pilgrim’s Pride Corp.	606	13,387
Sanderson Farms, Inc.	2,274	176,280
Tassal Group, Ltd.	6,685	22,798
Tyson Foods, Inc. - Class A	8,594	458,318

		1,685,533

Gas Utilities—0.3%
Atmos Energy Corp.	1,938	122,171
UGI Corp.	8,384	283,044

		405,215

Health Care Equipment & Supplies—0.0%
Inogen, Inc. (a)	903	36,201

Health Care Providers & Services—3.1%
Aetna, Inc.	6,421	694,238
Amsurg Corp. (a)	1,531	116,356
Anthem, Inc.	4,479	624,552
Cardinal Health, Inc.	2,999	267,721
Centene Corp. (a)	218	14,346
Cigna Corp.	5,296	774,964
HealthSouth Corp.	696	24,228
Kindred Healthcare, Inc.	691	8,230
LifePoint Health, Inc. (a)	272	19,965
Providence Service Corp. (The) (a)	618	28,996
Quest Diagnostics, Inc.	8,076	574,527
Triple-S Management Corp. - Class B (a)	4,346	103,913
UnitedHealth Group, Inc.	4,534	533,380

		3,785,416

Hotels, Restaurants & Leisure—0.5%
Carnival plc	5,278	299,672
Greene King plc	8,023	109,485
Marriott Vacations Worldwide Corp.	254	14,465
Royal Caribbean Cruises, Ltd.	244	24,695
Star Entertainment Grp, Ltd. (The)	45,506	167,487

		615,804

Household Durables—1.1%
Barratt Developments plc	27,043	247,816

Household Durables—(Continued)
Bellway plc	3,378	140,861
Berkeley Group Holdings plc	3,866	210,074
Libbey, Inc.	761	16,225
Persimmon plc (a)	12,576	375,568
Tamron Co., Ltd.	1,500	27,616
Taylor Wimpey plc	95,642	285,603

		1,303,763

Household Products—0.1%
HRG Group, Inc. (a)	8,752	118,677

Industrial Conglomerates—0.2%
3M Co.	1,877	282,751
General Electric Co.	519	16,167

		298,918

Insurance—3.8%
ACE, Ltd.	5,623	657,047
Allstate Corp. (The)	8,748	543,163
American International Group, Inc.	4,628	286,797
Aviva plc	2,268	17,137
Direct Line Insurance Group plc	37,743	225,450
Endurance Specialty Holdings, Ltd.	3,006	192,354
Everest Re Group, Ltd.	3,196	585,156
Federated National Holding Co.	525	15,519
Muenchener Rueckversicherungs-Gesellschaft AG	775	155,213
Navigators Group, Inc. (The) (a)	299	25,651
Reinsurance Group of America, Inc.	3,237	276,925
Selective Insurance Group, Inc.	746	25,051
Swiss Re AG	5,100	496,119
Travelers Cos., Inc. (The)	5,941	670,501
Zurich Insurance Group AG (a)	1,711	436,578

		4,608,661

Internet Software & Services—0.5%
Alphabet, Inc. - Class A (a)	35	27,230
DHI Group, Inc. (a)	3,408	31,251
Facebook, Inc. - Class A (a)	1,837	192,261
j2 Global, Inc.	4,243	349,284

		600,026

IT Services—1.2%
Atea ASA	2,196	18,130
Bechtle AG	1,342	128,371
Booz Allen Hamilton Holding Corp.	1,804	55,653
Cardtronics, Inc. (a)	2,046	68,848
CGI Group, Inc. - Class A (a)	315	12,612
Convergys Corp.	8,642	215,099
Euronet Worldwide, Inc. (a)	1,156	83,729
Itochu Techno-Solutions Corp.	800	15,985
NeuStar, Inc. - Class A (a)	4,220	101,153
NS Solutions Corp.	4,400	99,916
Science Applications International Corp.	570	26,095
Sykes Enterprises, Inc. (a)	4,419	136,017

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Western Union Co. (The)	29,807	$533,843

		1,495,451

Machinery—1.1%
American Railcar Industries, Inc.	1,537	71,132
CKD Corp.	9,500	94,363
Duerr AG	1,433	114,335
FreightCar America, Inc.	859	16,690
GLORY, Ltd.	500	15,328
Greenbrier Cos., Inc.	2,434	79,397
Illinois Tool Works, Inc.	287	26,599
Kadant, Inc.	486	19,737
Krones AG	1,887	224,985
Lydall, Inc. (a)	424	15,044
Mitsui Engineering & Shipbuilding Co., Ltd.	9,000	14,783
Mueller Industries, Inc.	861	23,333
PACCAR, Inc.	6,748	319,855
Standex International Corp.	244	20,289
Trinity Industries, Inc.	8,815	211,736
Valmet Oyj	991	9,544
Vesuvius plc	1,930	9,463
Wacker Neuson SE	759	11,667

		1,298,280

Marine—0.2%
DFDS A/S	950	36,774
Kawasaki Kisen Kaisha, Ltd.	5,000	10,687
Matson, Inc.	2,344	99,925
Orient Overseas International, Ltd.	12,500	59,800

		207,186

Media—2.9%
AMC Entertainment Holdings, Inc. - Class A	811	19,464
APN News & Media, Ltd. (a)	18,777	7,084
Cablevision Systems Corp. - Class A	5,111	163,041
Comcast Corp. - Class A	24,942	1,407,477
Eros International plc (a)	4,687	42,886
Gannett Co., Inc.	2,220	36,164
John Wiley & Sons, Inc. - Class A	259	11,663
Lagardere SCA	5,196	154,597
Nippon Television Holdings, Inc.	2,000	36,398
TEGNA, Inc.	7,835	199,949
Thomson Reuters Corp.	13,559	513,570
TV Tokyo Holdings Corp.	600	11,295
Walt Disney Co. (The)	9,249	971,885

		3,575,473

Metals & Mining—0.8%
Aichi Steel Corp.	7,000	32,737
Alcoa, Inc.	24,444	241,262
APERAM S.A. (a)	625	22,134
Bekaert S.A.	556	17,077
Boliden AB	14,787	245,177
Century Aluminum Co. (a)	591	2,612
Compass Minerals International, Inc.	163	12,269

Metals & Mining—(Continued)
Evolution Mining, Ltd.	18,796	19,096
Evraz plc (a)	11,283	12,073
Handy & Harman, Ltd. (a)	393	8,060
JFE Holdings, Inc.	800	12,574
Kaiser Aluminum Corp.	1,883	157,532
Norsk Hydro ASA	27,824	103,484
Northern Star Resources, Ltd.	16,724	33,883
Sumitomo Metal Mining Co., Ltd.	2,000	24,173

		944,143

Multi-Utilities—0.6%
Dominion Resources, Inc.	953	64,461
National Grid plc	39,733	546,496
SCANA Corp.	2,791	168,828

		779,785

Multiline Retail—0.7%
Canadian Tire Corp., Ltd. - Class A	2,240	191,283
Kohl’s Corp.	3,870	184,328
Macy’s, Inc.	2,141	74,892
Target Corp.	6,114	443,938

		894,441

Oil, Gas & Consumable Fuels—1.3%
BW LPG, Ltd.	4,001	32,736
Caltex Australia, Ltd.	6,248	170,119
DHT Holdings, Inc.	1,804	14,594
ERG S.p.A.	5,361	72,064
Euronav NV	3,621	49,647
Exxon Mobil Corp.	3,565	277,892
Green Plains, Inc.	5,651	129,408
Navigator Holdings, Ltd. (a)	3,636	49,631
Panhandle Oil and Gas, Inc. - Class A	1,419	22,931
PBF Energy, Inc. - Class A	1,127	41,485
REX American Resources Corp. (a)	540	29,198
Royal Dutch Shell plc - A Shares	2,275	52,118
Ship Finance International, Ltd.	7,274	120,530
Teekay Tankers, Ltd. - Class A	2,550	17,544
Tesoro Corp.	1,776	187,137
Valero Energy Corp.	4,706	332,761
Westmoreland Coal Co. (a)	1,241	7,297

		1,607,092

Paper & Forest Products—0.4%
Canfor Pulp Products, Inc.	988	9,661
Holmen AB - B Shares	5,450	167,716
Stora Enso Oyj - R Shares	1,350	12,138
UPM-Kymmene Oyj	18,050	334,300
Western Forest Products, Inc.	6,956	11,361

		535,176

Personal Products—0.0%
Revlon, Inc. - Class A (a)	745	20,741
USANA Health Sciences, Inc. (a)	127	16,224

		36,965

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—3.0%
Allergan plc (a)	1,386	$433,125
Eli Lilly & Co.	9,367	789,263
Johnson & Johnson	11,965	1,229,045
Mallinckrodt plc (a)	1,456	108,661
Merck KGaA	197	19,135
Mylan NV (a)	3,881	209,846
Otsuka Holdings Co., Ltd.	2,900	102,592
Shire plc	167	11,445
Teva Pharmaceutical Industries, Ltd.	11,715	768,944

		3,672,056

Professional Services—0.1%
ICF International, Inc. (a)	331	11,770
Korn/Ferry International	431	14,301
TrueBlue, Inc. (a)	577	14,864
VSE Corp.	375	23,317

		64,252

Real Estate Investment Trusts—1.0%
AG Mortgage Investment Trust, Inc.	3,707	47,598
Anworth Mortgage Asset Corp.	13,318	57,933
Apollo Commercial Real Estate Finance, Inc.	4,132	71,194
Ares Commercial Real Estate Corp.	1,629	18,636
Befimmo S.A.	487	29,078
Chimera Investment Corp.	16,824	229,479
Colony Capital, Inc. - Class A	7,621	148,457
Fortune Real Estate Investment Trust	102,000	104,525
Ladder Capital Corp.	1,029	12,780
New Residential Investment Corp.	14,499	176,308
New York Mortgage Trust, Inc.	18,047	96,191
Omega Healthcare Investors, Inc.	4,051	141,704
Western Asset Mortgage Capital Corp.	4,850	49,567

		1,183,450

Road & Rail—0.7%
AMERCO	588	229,026
ArcBest Corp.	690	14,759
Go-Ahead Group plc	647	25,446
National Express Group plc	4,771	23,399
Ryder System, Inc.	326	18,527
Senko Co., Ltd.	3,000	20,249
Sixt SE	315	16,123
West Japan Railway Co.	7,400	510,440

		857,969

Semiconductors & Semiconductor Equipment—1.8%
Amkor Technology, Inc. (a)	5,063	30,783
Applied Materials, Inc.	7,676	143,311
BE Semiconductor Industries NV	1,862	37,233
Dialog Semiconductor plc (a)	1,792	60,348
Infineon Technologies AG	19,260	281,847
Intel Corp.	27,467	946,238
Lam Research Corp.	156	12,390
Micron Technology, Inc. (a)	11,305	160,079
NVIDIA Corp.	14,081	464,110

		2,136,339

Software—0.5%
Mentor Graphics Corp.	6,275	115,586
Micro Focus International plc	1,360	31,929
Microsoft Corp.	6,081	337,374
Nemetschek AG	796	39,675
UBISOFT Entertainment (a)	3,988	115,378

		639,942

Specialty Retail—0.8%
Best Buy Co., Inc.	333	10,140
Bilia AB - A Shares	3,846	87,087
Foot Locker, Inc.	6,586	428,683
GameStop Corp. - Class A	5,738	160,894
Lookers plc	6,749	18,340
Murphy USA, Inc. (a)	3,981	241,806
Penske Automotive Group, Inc.	648	27,436

		974,386

Technology Hardware, Storage & Peripherals—1.6%
Apple, Inc.	12,938	1,361,854
Brother Industries, Ltd.	1,100	12,614
FUJIFILM Holdings Corp.	5,100	212,418
Hewlett Packard Enterprise Co.	11,169	169,769
HP, Inc.	11,169	132,241
Quantum Corp. (a)	7,662	7,126

		1,896,022

Textiles, Apparel & Luxury Goods—0.0%
Iconix Brand Group, Inc. (a)	4,358	29,765

Thrifts & Mortgage Finance—0.2%
Brookline Bancorp, Inc.	9,153	105,260
EverBank Financial Corp.	728	11,633
Provident Financial Services, Inc.	3,743	75,421

		192,314

Tobacco—0.5%
Reynolds American, Inc.	11,928	550,477

Trading Companies & Distributors—0.6%
AerCap Holdings NV (a)	2,146	92,621
Air Lease Corp.	7,292	244,136
Aircastle, Ltd.	6,095	127,325
GATX Corp.	3,135	133,394
H&E Equipment Services, Inc.	755	13,198
Rush Enterprises, Inc. - Class A (a)	3,848	84,233

		694,907

Transportation Infrastructure—0.2%
BBA Aviation plc	2,421	6,746
Flughafen Zuerich AG	255	191,273

		198,019

Wireless Telecommunication Services—0.6%
Spok Holdings, Inc.	692	12,677

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services—(Continued)
Vodafone Group plc	207,968	$672,678

		685,355

Total Common Stocks (Cost $66,317,011)		64,321,292

U.S. Treasury & Government Agencies—23.9%

Federal Agencies—1.0%
Federal Home Loan Mortgage Corp. 1.000%, 06/29/17	585,000	584,942
Federal National Mortgage Association 1.375%, 11/15/16	660,000	663,065

		1,248,007

U.S. Treasury—22.9%
U.S. Treasury Bonds 3.000%, 11/15/44	390,000	388,583
3.125%, 02/15/43 (b)	781,000	800,464
4.375%, 05/15/41 (b) (c)	802,000	1,012,118
4.500%, 05/15/38 (c)	878,000	1,127,338
5.375%, 02/15/31	351,000	475,975
6.875%, 08/15/25	281,000	393,499
7.625%, 11/15/22	1,054,000	1,430,476
7.875%, 02/15/21	976,000	1,263,576
U.S. Treasury Notes 0.375%, 03/15/16 (b)	580,000	580,136
0.625%, 11/30/17	781,000	774,533
0.750%, 02/28/18	1,269,000	1,258,193
0.875%, 07/31/19	1,171,000	1,144,561
1.000%, 09/30/16	1,073,000	1,075,137
1.000%, 03/31/17	1,171,000	1,172,829
1.000%, 06/30/19	1,171,000	1,151,652
1.125%, 03/31/20	781,000	763,427
1.500%, 02/28/19	1,171,000	1,174,705
1.875%, 10/31/17	1,171,000	1,187,970
2.000%, 05/31/21	976,000	982,596
2.000%, 11/15/21	1,073,000	1,076,144
2.000%, 02/15/23	1,366,000	1,358,050
2.125%, 02/29/16	567,000	568,572
2.125%, 08/31/20	937,000	952,117
2.250%, 07/31/18 (c)	1,046,000	1,073,294
2.375%, 08/15/24	624,000	630,508
2.750%, 05/31/17	976,000	1,000,705
3.000%, 02/28/17	976,000	999,638
3.125%, 05/15/19	1,171,000	1,235,359
4.625%, 11/15/16	702,000	725,007

		27,777,162

Total U.S. Treasury & Government Agencies (Cost $29,115,412)		29,025,169

Mutual Funds—7.5%
Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—7.5%
iShares J.P. Morgan USD Emerging Markets Bond ETF	28,500	3,014,730
Vanguard Emerging Markets Government Bond ETF	41,000	3,037,690
Vanguard REIT ETF	37,500	2,989,875

Total Mutual Funds (Cost $9,209,367)		9,042,295

Preferred Stock—0.3%

Automobiles—0.3%
Volkswagen AG (Cost $541,707)	2,489	360,580

Short-Term Investment—13.4%

Repurchase Agreement—13.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $16,255,161 on 01/04/16, collateralized by $16,795,000 U.S. Treasury Note at 0.625% due 04/30/18 with a value of $16,585,063.	16,255,106	16,255,106

Total Short-Term Investments (Cost $16,255,106)		16,255,106

Total Investments—98.2% (Cost $121,438,603) (d)		119,004,442
Other assets and liabilities (net)—1.8%		2,170,058

Net Assets—100.0%		$121,174,500

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $1,506,799.
(c)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2015, the market value of securities pledged was $1,955,771.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $121,617,102. The aggregate unrealized appreciation and depreciation of investments were $2,861,112 and $(5,473,772) respectively, resulting in net unrealized depreciation of $(2,612,660) for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 E-Mini Index Futures	03/18/16	44	USD	4,561,256	$(83,376)
TOPIX Index Futures	03/10/16	18	JPY	285,189,300	(55,238)
U.S. Treasury Long Bond Futures	03/21/16	34	USD	5,229,692	(2,191)
U.S. Treasury Note 10 Year Futures	03/21/16	10	USD	1,266,106	(7,043)
U.S. Treasury Note 2 Year Futures	03/31/16	13	USD	2,833,010	(8,963)
U.S. Treasury Note 5 Year Futures	03/31/16	42	USD	4,987,676	(18,223)

Futures Contracts—Short
Euro Currency Futures	03/14/16	(36)	USD	(4,892,292)	(6,408)
Euro Stoxx 50 Index Futures	03/18/16	(25)	EUR	(793,454)	(29,393)
FTSE 100 Index Futures	03/18/16	(23)	GBP	(1,404,696)	(30,729)
MSCI EAFE Mini Index Futures	03/18/16	(45)	USD	(3,743,144)	(77,806)

Net Unrealized Depreciation					$(319,370)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	1.994%	10/23/25	USD	2,000,000	$(31,730)
Pay	3M LIBOR	2.007%	04/13/25	USD	16,000,000	(175,594)
Pay	3M LIBOR	2.032%	10/01/25	USD	2,000,000	(24,413)
Pay	3M LIBOR	2.075%	11/24/25	USD	2,500,000	(22,630)
Pay	3M LIBOR	2.198%	09/15/25	USD	2,000,000	6,375
Pay	3M LIBOR	2.222%	05/19/25	USD	1,500,000	10,856
Pay	3M LIBOR	2.246%	05/11/25	USD	1,500,000	14,139
Pay	3M LIBOR	2.388%	07/24/25	USD	1,500,000	28,469
Pay	3M LIBOR	2.451%	07/01/25	USD	1,500,000	39,681
Pay	3M LIBOR	2.481%	06/25/25	USD	1,500,000	43,151
Pay	3M LIBOR	2.496%	06/15/25	USD	1,500,000	45,426
Pay	3M LIBOR	2.512%	07/15/25	USD	1,500,000	47,887

Net Unrealized Depreciation						$(18,383)

(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$304,971	$—	$—	$304,971
Air Freight & Logistics	325,507	670,261	—	995,768
Airlines	297,393	26,325	—	323,718
Auto Components	29,203	363,161	—	392,364
Automobiles	—	1,116,721	—	1,116,721
Banks	3,125,421	3,371,358	—	6,496,779
Beverages	698,441	332,554	—	1,030,995
Biotechnology	1,273,332	—	—	1,273,332
Building Products	53,992	—	—	53,992
Capital Markets	717,665	299,146	—	1,016,811
Chemicals	130,567	926,760	—	1,057,327
Commercial Services & Supplies	416,009	20,079	—	436,088
Communications Equipment	621,570	—	—	621,570
Construction & Engineering	17,276	509,689	—	526,965
Consumer Finance	314,899	—	—	314,899
Containers & Packaging	—	12,505	—	12,505
Diversified Consumer Services	35,629	—	—	35,629
Diversified Financial Services	435,060	12,045	—	447,105
Diversified Telecommunication Services	1,769,855	1,149,794	—	2,919,649
Electric Utilities	2,943,079	357,337	—	3,300,416
Electrical Equipment	—	16,210	—	16,210
Electronic Equipment, Instruments & Components	741,005	627,896	—	1,368,901
Energy Equipment & Services	23,465	45,730	—	69,195
Food & Staples Retailing	1,246,374	335,549	—	1,581,923
Food Products	1,595,892	89,641	—	1,685,533
Gas Utilities	405,215	—	—	405,215
Health Care Equipment & Supplies	36,201	—	—	36,201
Health Care Providers & Services	3,785,416	—	—	3,785,416
Hotels, Restaurants & Leisure	39,160	576,644	—	615,804
Household Durables	16,225	1,287,538	—	1,303,763
Household Products	118,677	—	—	118,677
Industrial Conglomerates	298,918	—	—	298,918
Insurance	3,278,164	1,330,497	—	4,608,661
Internet Software & Services	600,026	—	—	600,026
IT Services	1,233,049	262,402	—	1,495,451
Machinery	803,812	494,468	—	1,298,280

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Marine	$99,925	$107,261	$—	$207,186
Media	3,366,099	209,374	—	3,575,473
Metals & Mining	421,735	522,408	—	944,143
Multi-Utilities	233,289	546,496	—	779,785
Multiline Retail	894,441	—	—	894,441
Oil, Gas & Consumable Fuels	1,230,408	376,684	—	1,607,092
Paper & Forest Products	21,022	514,154	—	535,176
Personal Products	36,965	—	—	36,965
Pharmaceuticals	2,769,940	902,116	—	3,672,056
Professional Services	64,252	—	—	64,252
Real Estate Investment Trusts	1,049,847	133,603	—	1,183,450
Road & Rail	262,312	595,657	—	857,969
Semiconductors & Semiconductor Equipment	1,756,911	379,428	—	2,136,339
Software	452,960	186,982	—	639,942
Specialty Retail	868,959	105,427	—	974,386
Technology Hardware, Storage & Peripherals	1,670,990	225,032	—	1,896,022
Textiles, Apparel & Luxury Goods	29,765	—	—	29,765
Thrifts & Mortgage Finance	192,314	—	—	192,314
Tobacco	550,477	—	—	550,477
Trading Companies & Distributors	694,907	—	—	694,907
Transportation Infrastructure	—	198,019	—	198,019
Wireless Telecommunication Services	12,677	672,678	—	685,355
Total Common Stocks	44,411,663	19,909,629	—	64,321,292
Total U.S. Treasury & Government Agencies*	—	29,025,169	—	29,025,169
Total Mutual Funds*	9,042,295	—	—	9,042,295
Total Preferred Stock*	—	360,580	—	360,580
Total Short-Term Investment*	—	16,255,106	—	16,255,106
Total Investments	$53,453,958	$65,550,484	$—	$119,004,442

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(319,370)	$—	$—	$(319,370)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$235,984	$—	$235,984
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(254,367)	—	(254,367)
Total Centrally Cleared Swap Contracts	$—	$(18,383)	$—	$(18,383)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$102,749,336
Repurchase Agreement	16,255,106
Cash denominated in foreign currencies (b)	5,781
Receivable for:
Investments sold	2,832,838
Fund shares sold	243,716
Dividends and interest	299,288
Variation margin on futures contracts	302,265
Variation margin on centrally cleared swap contracts	446,486
Due from investment adviser	19,822
Prepaid expenses	156

Total Assets	123,154,794
Liabilities
Payables for:
Investments purchased	1,734,143
Fund shares redeemed	1,667
Accrued Expenses:
Management fees	68,060
Distribution and service fees	25,207
Deferred trustees’ fees	28,671
Other expenses	122,546

Total Liabilities	1,980,294

Net Assets	$121,174,500

Net Assets Consist of:
Paid in surplus	$124,857,028
Undistributed net investment income	26,099
Accumulated net realized loss	(932,437)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(2,776,190)

Net Assets	$121,174,500

Net Assets
Class B	$121,174,500
Capital Shares Outstanding*
Class B	11,781,904
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $105,183,497.
(b)	Identified cost of cash denominated in foreign currencies was $5,864.

Consolidated§ Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$1,305,237
Dividends from affiliated investments	600
Interest	283,734

Total investment income	1,589,571
Expenses
Management fees	517,644
Administration fees	35,020
Custodian and accounting fees	116,511
Distribution and service fees—Class B	191,720
Audit and tax services	85,878
Legal	24,120
Trustees’ fees and expenses	35,173
Shareholder reporting	24,622
Insurance	239
Miscellaneous	7,874

Total expenses	1,038,801
Less expenses reimbursed by the Adviser	(118,545)

Net expenses	920,256

Net Investment Income	669,315

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(131,488)
Affiliated investments	(2,785)
Net increase from payments by affiliates (b)	2,185
Futures contracts	(498,806)
Swap contracts	1,047,700
Foreign currency transactions	1,115

Net realized gain	417,921

Net change in unrealized appreciation (depreciation) on:
Investments	(2,566,849)
Futures contracts	(927,150)
Swap contracts	(314,477)
Foreign currency transactions	327

Net change in unrealized depreciation	(3,808,149)

Net realized and unrealized loss	(3,390,228)

Net Decrease in Net Assets From Operations	$(2,720,913)

(a)	Net of foreign withholding taxes of $36,941.
(b)	See Note 7 of the Notes to Consolidated Financial Statements.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$669,315	$(70,094)
Net realized gain (loss)	417,921	(68,501)
Net change in unrealized appreciation (depreciation)	(3,808,149)	1,031,959

Increase (decrease) in net assets from operations	(2,720,913)	893,364

From Distributions to Shareholders
Net investment income
Class B	(1,228,964)	(158,044)
Net realized capital gains
Class B	(143,588)	(333,268)

Total distributions	(1,372,552)	(491,312)

Increase in net assets from capital share transactions	88,210,930	36,654,983

Total increase in net assets	84,117,465	37,057,035

Net Assets
Beginning of period	37,057,035	—

End of period	$121,174,500	$37,057,035

Undistributed (accumulated) net investment income (loss)
End of period	$26,099	$(14,019)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Period Ended December 31, 2014(a)
	Shares	Value	Shares	Value
Class B
Sales	8,979,573	$95,903,610	3,578,297	$37,197,927
Reinvestments	132,254	1,372,552	46,482	491,312
Redemptions	(856,402)	(9,065,232)	(98,300)	(1,034,256)

Net increase	8,255,425	$88,210,930	3,526,479	$36,654,983

Increase derived from capital shares transactions		$88,210,930		$36,654,983

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014(a)
Net Asset Value, Beginning of Period	$10.51	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.09	(0.04)
Net realized and unrealized gain (loss) on investments	(0.19)	0.70

Total from investment operations	(0.10)	0.66

Less Distributions
Distributions from net investment income	(0.11)	(0.05)
Distributions from net realized capital gains	(0.02)	(0.10)

Total distributions	(0.13)	(0.15)

Net Asset Value, End of Period	$10.28	$10.51

Total Return (%) (c)	(0.98)	6.52	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.35	2.98	(e)
Net ratio of expenses to average net assets (%) (f)	1.20	1.20	(e)
Ratio of net investment income (loss) to average net assets (%)	0.87	(0.51	)(e)
Portfolio turnover rate (%)	23	19	(d)
Net assets, end of period (in millions)	$121.2	$37.1

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (the “Portfolio”) (commenced operations on April 14, 2014), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests in commodity-related instruments such as futures, options, and swap contracts. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Allianz Global Investors U.S. LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Total Assets at December 31, 2015
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.,	4/14/2014	$0	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the consolidated financial statements were issued.

MIST-17

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, controlled foreign corporation adjustments, real estate investment trust (REIT) adjustments, distribution redesignations and premium amortization. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-19

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $16,255,106, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivatives transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$235,984	Unrealized depreciation on centrally cleared swap contracts (a)	$254,367
			Unrealized depreciation on futures contracts (b)	36,420
Equity			Unrealized depreciation on futures contracts (b)	276,542
Foreign Exchange			Unrealized depreciation on futures contracts (b)	6,408

Total		$235,984		$573,737

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$(164,690)	$(473,591)	$139,475	$(498,806)
Swap contracts	1,047,700	—	—	1,047,700

	$883,010	$(473,591)	$139,475	$548,894

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$(59,596)	$(849,808)	$(17,746)	$(927,150)
Swap contracts	(314,477)	—	—	(314,477)

	$(374,073)	$(849,808)	$(17,746)	$(1,241,627)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$6,796,409
Futures contracts short	(3,527,024)
Swap contracts	23,791,667

‡	Averages are based on activity levels during 2015.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$26,245,799	$82,367,975	$6,306,615	$8,372,354

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$517,644	0.675%	First $250 million
	0.650%	$250 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2016. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not

MIST-23

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.20%	$237,922	$118,545

Amounts waived for the year ended December 31, 2015 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of December 31, 2015, there was $356,467 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2015, the Subadvisor voluntarily reimbursed the Portfolio for a trading error that was in breach of an investment guideline. The error did not result in a breach of regulatory guidelines for the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Consolidated Statement of Operations and had no impact on total return.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated Issuers during the year ended December 31, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015	Realized Loss on shares sold	Income earned from affiliates during the period
MetLife, Inc.	0	921	(921)	0	$(2,785)	$600

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$1,299,972	$247,374	$72,580	$243,938	$1,372,552	$491,312

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$61,886	$—	$(2,690,557)	$(1,025,186)	$(3,653,857)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had short term accumulated capital losses of $239,282 and long term accumulated capital losses of $785,904.

MIST-25

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended December 31, 2015 and for the period from April 14, 2014 (commencement of operations) to December 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the consolidated financial highlights for the year ended December 31, 2015 and for the period from April 14, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

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Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-28

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-29

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-30

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Allianz Global Investors U.S. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year and since-inception (beginning April 14, 2014) periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2015 but underperformed its blended index for the same periods. The Board also noted that the Portfolio commenced operations on April 14, 2014.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-31

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned -0.33% and -0.71%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

2015 marked a year of increasing uncertainty and volatility, especially in the third quarter when the volatility index, VIX, sprung to more than three times its average level. Major factors that impacted the global equity markets were concerns over China’s slowdown and a further and unexpected decline in commodity prices. China’s disappointing economic news, plummeting A-shares stock markets, surprise currency devaluation, and multiple rounds of interest rate cuts throughout the year added a tremendous amount of negative sentiment to the stock markets worldwide. Furthermore, after an approximate 40% price decline in 2014, crude oil plunged again in 2015. Prices of industrial metals fell sharply as well. The overall drop in commodity prices hurt many companies in the Energy, Materials, and Industrials sectors. Another theme in 2015 was the U.S. dollar’s continuous strengthening as a result of divergent central bank policies globally. While the Federal Reserve (the “Fed”) finally made their first move in nine years to raise interest rates in December, the European Central Bank, the Bank of Japan, and the People’s Bank of China further eased their monetary policies in 2015. As a result, the U.S. dollar strengthened against many other currencies, including those of both developed and emerging countries, leading to diminished returns for U.S. investors who invest in stocks and bonds outside the U.S.

The U.S. stock market, as measured by the S&P 500 Index, produced a modestly positive return of 1.4% in 2015. Mid cap (represented by the S&P Mid Cap 400 Index) and small cap stocks (S&P Small Cap 600) underperformed their large cap counterparts, and finished the year in negative territory with a return of -2.2% and -2.0% respectively. Stocks with a growth orientation noticeably outpaced those with a value bias. From a sector perspective, the Consumer, Health Care, and Information Technology sectors performed better than the broad market, while Energy and Materials significantly trailed as a result of falling commodity prices. Due to the risk-off sentiment dominating a big part of the year, stocks with low volatility and high quality characteristics significantly outperformed the rest. Developed markets outside U.S., in particular, Europe and Japan delivered solid performance, thanks to continuous accommodative monetary policies. The MSCI EAFE Index advanced 5.3% in local currency terms for the year. However, with currency depreciation, the return in U.S. dollar terms was slightly negative at -0.8%. Emerging markets, on the other hand, struggled and produced a loss of 5.8% in local currency terms and a woeful -14.9% return in dollar terms.

Fixed income markets in general were modestly up. Treasuries, agencies, and mortgage backed securities all enjoyed a positive return for the year, while investment grade corporate bonds were slightly down. Overall, the Barclays U.S. Aggregate Bond Index advanced 0.6%. Conversely, high yield corporate bonds, driven particularly by energy related bonds, suffered a meaningful loss of -4.5% for the year. Foreign bonds on average produced a modestly positive return in local currency terms. However, U.S. investors realized a negative performance of -6.0% (measured by the Barclays Global Aggregate ex-U.S. Index) as a result of dollar strengthening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderate Index, driven largely by solid security selection in the underlying funds in addition to a greater domestic orientation relative to the Dow Jones Index.

The equity underlying funds in aggregate produced positive results. Detraction from funds with a higher income orientation was more than compensated for by contribution from funds with a stronger focus on growth of capital. The AFIS Growth Fund was the most growth oriented fund and generated the highest contribution to the asset allocation portfolio. The AFIS Growth Fund outpaced the S&P 500 Index by a wide margin as growth stocks, which the fund favored to achieve its capital growth goal, were rewarded by the market in the past twelve months. The fund’s stock selection within the Consumer Discretionary sector was particularly strong, with Amazon leading the way, as the stock more than doubled in 2015. In addition, the fund’s stock selection in the Health Care and Information Technology sectors was also strongly additive. The Fundamental Investors Fund, which has both growth and income as its objectives, with a greater emphasis on growth over yield, also delivered solid performance. The fund benefited from its holdings with a growth focus, mostly in the Consumer Discretionary and Information Technology sectors, with Amazon, Microsoft, and Avago Technologies being the top contributing names. Conversely, the AFIS Blue Chip Income & Growth Fund and the American Mutual Fund suffered from their greater focus on income over growth, as higher dividend paying stocks significantly underperformed in 2015. Additionally, performance of both funds was held back by their holdings in a number of rail-based transportation stocks within the Industrials sector, whose businesses were hurt by declining commodity prices and commodity demand. Among underlying funds that invest outside the U.S., the AFIS International Fund contributed positively. Relative performance was aided in part by an underweight position in the Energy and Materials sectors and an overweight position in the Health Care sector. Moreover, stock picking in the Financials sector further added to performance by avoiding weak performing Chinese banks and instead investing in Indian banks and insurance company AIA in Hong Kong. The AFIS Global Small Capitalization Fund was

MIST-1

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

another positive contributor. Outperformance was primarily driven by a handful of biotech stocks which had an exceptional run in the first half of the year, and a consumer discretionary stock, Netflix.

Among the fixed income funds, the AFIS U.S. Government/AAA-Rated Securities Fund was the top contributor as the government sector outperformed credit sectors in 2015. Moreover, the fund produced a positive alpha relative to its asset class benchmark, the Barclays U.S. Government/Mortgage Index. While the fund’s TIPS holdings modestly detracted from performance, its issue selection in the mortgage-backed securities sector produced significant contributions. From a duration standpoint, the fund’s focus on the 5-year part of the yield curve proved to be beneficial. Conversely, the AFIS High-Income Bond Fund hindered the asset allocation portfolio’s performance. The fund underperformed the Barclays U.S. Corporate High Yield Index by over 200 basis points, driven largely by issue selection in commodity related industries, with Peabody Energy being the top detractor.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[2]
American Funds Balanced Allocation Portfolio
Class B	-0.33	7.10	5.04
Class C	-0.71	6.76	4.71
Dow Jones Moderate Index	-1.21	5.85	4.77

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	13.1
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	11.1
American Funds Growth Fund (Class 1)	9.1
American Funds Growth-Income Fund (Class 1)	9.1
American Funds Fundamental Investors Fund (Class R-6)	8.1
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds American Mutual Fund (Class R-6)	8.1
American Funds AMCAP Fund (Class R-6)	8.1
American Funds International Growth and Income Fund (Class 1)	6.8
American Funds International Fund (Class 1)	5.8

MIST-3

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	0.73%	$1,000.00	$972.90	$3.63
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class C(a)	Actual	1.03%	$1,000.00	$970.80	$5.12
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	14,014,219	$366,752,099
American Funds American Mutual Fund (Class R-6)	10,846,775	367,163,319
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	29,095,535	367,185,648
American Funds Bond Fund (Class 1) (a)	55,351,439	592,260,400
American Funds Fundamental Investors Fund (Class R-6)	7,242,595	367,344,418
American Funds Global Bond Fund (Class 1) (a)	12,227,125	134,620,645
American Funds Global Small Capitalization Fund (Class 1)	5,373,756	131,173,390
American Funds Growth Fund (Class 1)	6,080,898	413,622,701
American Funds Growth-Income Fund (Class 1)	9,093,933	412,864,545
American Funds High-Income Bond Fund (Class 1) (a)	18,879,953	173,506,769
American Funds International Fund (Class 1)	14,521,273	262,544,612
American Funds International Growth and Income Fund (Class 1) (a)	20,813,568	306,375,714

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1) (a)	7,155,444	135,023,232
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	40,692,070	501,326,302

Total Mutual Funds (Cost $4,333,785,827)		4,531,763,794

Total Investments—100.1% (Cost $4,333,785,827) (b)		4,531,763,794
Other assets and liabilities (net)—(0.1)%		(2,519,864)

Net Assets—100.0%		$4,529,243,930

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $4,339,510,259. The aggregate unrealized appreciation and depreciation of investments were $292,883,802 and $(100,630,267), respectively, resulting in net unrealized appreciation of $192,253,535 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,531,763,794	$—	$—	$4,531,763,794
Total Investments	$4,531,763,794	$—	$—	$4,531,763,794

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$2,321,465,084
Affiliated investments at value (b)	2,210,298,710
Receivable for:
Investments sold	771,917
Fund shares sold	51,320
Prepaid expenses	12,901

Total Assets	4,532,599,932
Liabilities
Payables for:
Fund shares redeemed	823,237
Accrued Expenses:
Management fees	225,339
Distribution and service fees	2,126,582
Deferred trustees’ fees	81,937
Other expenses	98,907

Total Liabilities	3,356,002

Net Assets	$4,529,243,930

Net Assets Consist of:
Paid in surplus	$3,880,586,205
Undistributed net investment income	73,116,847
Accumulated net realized gain	377,562,911
Unrealized appreciation on investments and affiliated investments	197,977,967

Net Assets	$4,529,243,930

Net Assets
Class B	$7,105,878
Class C	4,522,138,052
Capital Shares Outstanding*
Class B	705,825
Class C	452,466,810
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.07
Class C	9.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,067,066,196.
(b)	Identified cost of affiliated investments was $2,266,719,631.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Underlying Portfolios	$30,886,607
Dividends from Affiliated Underlying Portfolios	48,810,913

Total investment income	79,697,520
Expenses
Management fees	2,766,278
Administration fees	22,280
Custodian and accounting fees	25,715
Distribution and service fees—Class B	16,484
Distribution and service fees—Class C	26,267,791
Audit and tax services	29,775
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	64,667
Insurance	30,940
Miscellaneous	32,519

Total expenses	29,318,082

Net Investment Income	50,379,438

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	83,054,843
Affiliated investments	12,042,501
Capital gain distributions from Underlying Portfolios	240,381,847
Capital gain distributions from Affiliated Underlying Portfolios	72,639,377

Net realized gain	408,118,568

Net change in unrealized depreciation on:
Investments	(312,181,144)
Affiliated investments	(169,655,863)

Net change in unrealized depreciation	(481,837,007)

Net realized and unrealized loss	(73,718,439)

Net Decrease in Net Assets From Operations	$(23,339,001)

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$50,379,438	$66,841,008
Net realized gain	408,118,568	252,721,120
Net change in unrealized depreciation	(481,837,007)	(32,803,681)

Increase (decrease) in net assets from operations	(23,339,001)	286,758,447

From Distributions to Shareholders
Net investment income
Class B	(115,237)	(78,777)
Class C	(66,732,953)	(62,411,676)
Net realized capital gains
Class B	(343,311)	(476,033)
Class C	(251,126,640)	(476,521,577)

Total distributions	(318,318,141)	(539,488,063)

Increase (decrease) in net assets from capital share transactions	(44,076,544)	268,936,312

Total increase (decrease) in net assets	(385,733,686)	16,206,696

Net Assets
Beginning of period	4,914,977,616	4,898,770,920

End of period	$4,529,243,930	$4,914,977,616

Undistributed net investment income
End of period	$73,116,847	$66,462,112

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	178,058	$1,874,032	113,711	$1,246,947
Reinvestments	43,755	458,548	54,181	554,810
Redemptions	(54,308)	(561,004)	(19,764)	(215,085)

Net increase	167,505	$1,771,576	148,128	$1,586,672

Class C
Sales	12,047,135	$125,597,575	17,784,746	$192,765,523
Reinvestments	30,504,759	317,859,593	52,940,398	538,933,253
Redemptions	(46,473,563)	(489,305,288)	(42,868,891)	(464,349,136)

Net increase (decrease)	(3,921,669)	$(45,848,120)	27,856,253	$267,349,640

Increase (decrease) derived from capital shares transactions		$(44,076,544)		$268,936,312

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.84	$11.50	$10.51	$9.52	$9.84

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.20	0.16	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.17)	0.46	1.71	1.11	(0.36)

Total from investment operations	(0.01)	0.66	1.87	1.29	(0.16)

Less Distributions
Distributions from net investment income	(0.19)	(0.19)	(0.19)	(0.20)	(0.15)
Distributions from net realized capital gains	(0.57)	(1.13)	(0.69)	(0.10)	(0.01)

Total distributions	(0.76)	(1.32)	(0.88)	(0.30)	(0.16)

Net Asset Value, End of Period	$10.07	$10.84	$11.50	$10.51	$9.52

Total Return (%) (b)	(0.33)	6.38	18.91	13.80	(1.79)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.49	1.81	1.52	1.78	2.06
Portfolio turnover rate (%)	9	7	33	14	7
Net assets, end of period (in millions)	$7.1	$5.8	$4.5	$3.0	$2.1

	Class C
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.76	$11.42	$10.44	$9.45	$9.78

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.15	0.13	0.13	0.16
Net realized and unrealized gain (loss) on investments	(0.16)	0.47	1.69	1.13	(0.36)

Total from investment operations	(0.05)	0.62	1.82	1.26	(0.20)

Less Distributions
Distributions from net investment income	(0.15)	(0.15)	(0.15)	(0.17)	(0.12)
Distributions from net realized capital gains	(0.57)	(1.13)	(0.69)	(0.10)	(0.01)

Total distributions	(0.72)	(1.28)	(0.84)	(0.27)	(0.13)

Net Asset Value, End of Period	$9.99	$10.76	$11.42	$10.44	$9.45

Total Return (%) (b)	(0.71)	6.05	18.53	13.53	(2.13)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.61	0.61	0.61	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.05	1.36	1.17	1.30	1.60
Portfolio turnover rate (%)	9	7	33	14	7
Net assets, end of period (in millions)	$4,522.1	$4,909.1	$4,894.3	$4,385.0	$4,079.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$435,031,305	$0	$434,208,972

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$2,766,278	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio

MIST-10

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2015 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
American Funds Blue Chip Income and Growth Fund	27,369,013	3,478,356	(1,751,834)	29,095,535
American Funds Bond Fund	53,064,604	4,567,971	(2,281,136)	55,351,439
American Funds Global Bond Fund	12,073,615	400,672	(247,162)	12,227,125
American Funds High-Income Bond Fund	18,217,302	1,253,465	(590,814)	18,879,953
American Funds International Growth and Income Fund*	19,720,199	1,176,968	(83,599)	20,813,568
American Funds New World Fund	6,514,754	652,442	(11,752)	7,155,444
American Funds U.S. Government/AAA - Rated Securities Fund	47,270,930	1,094,884	(7,673,744)	40,692,070

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2015. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
American Funds Blue Chip Income and Growth Fund	$7,172,655	$38,147,773	$8,297,333	$367,185,648
American Funds Bond Fund	2,407,008	11,740,378	11,618,285	592,260,400
American Funds Global Bond Fund	246,024	3,780,522	132,862	134,620,645
American Funds High-Income Bond Fund	180,042	—	11,205,670	173,506,769
American Funds International Growth and Income Fund	124,282	6,666,289	7,726,091	306,375,714
American Funds New World Fund	84,657	7,756,917	1,157,077	135,023,232
American Funds U.S. Government/AAA - Rated Securities Fund	1,827,833	4,547,498	8,673,595	501,326,302

	$12,042,501	$72,639,377	$48,810,913	$2,210,298,710

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-11

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$66,848,190	$79,797,446	$251,469,951	$459,690,617	$318,318,141	$539,488,063

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$73,198,784	$383,287,342	$192,253,535	$—	$648,739,661

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Balanced Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Balanced Allocation Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Balanced Allocation Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-13

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-14

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-15

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to

MIST-16

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-17

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2015 and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2015. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2015. The Board noted that the Portfolio underperformed its benchmark, the Balanced AA Broad Index, for the one- and five-year periods ended October 31, 2015, and outperformed this benchmark for the three-year period ended October 31, 2015. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group.

MIST-18

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B and C shares of the American Funds Growth Allocation Portfolio returned -0.51% and -0.76%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned -1.89%.

MARKET ENVIRONMENT / CONDITIONS

2015 marked a year of increasing uncertainty and volatility, especially in the third quarter when the volatility index, VIX, sprung to more than three times its average level. Major factors that impacted the global equity markets were concerns over China’s slowdown and a further and unexpected decline in commodity prices. China’s disappointing economic news, plummeting A-shares stock markets, surprise currency devaluation, and multiple rounds of interest rate cuts throughout the year added a tremendous amount of negative sentiment to the stock markets worldwide. Furthermore, after an approximate 40% price decline in 2014, crude oil plunged again in 2015. Prices of industrial metals fell sharply as well. The overall drop in commodity prices hurt many companies in the Energy, Materials, and Industrials sectors. Another theme in 2015 was the U.S. dollar’s continuous strengthening as a result of divergent central bank policies globally. While the Federal Reserve (the “Fed”) finally made their first move in nine years to raise interest rates in December, the European Central Bank, the Bank of Japan, and the People’s Bank of China further eased their monetary policies in 2015. As a result, the U.S. dollar strengthened against many other currencies, including those of both developed and emerging countries, leading to diminished returns for U.S. investors who invest in stocks and bonds outside the U.S.

The U.S. stock market, as measured by the S&P 500 Index, produced a modestly positive return of 1.4% in 2015. Mid cap (represented by the S&P Mid Cap 400 Index) and small cap stocks (S&P Small Cap 600) underperformed their large cap counterparts, and finished the year in negative territory with a return of -2.2% and -2.0% respectively. Stocks with a growth orientation noticeably outpaced those with a value bias. From a sector perspective, the Consumer, Health Care, and Information Technology sectors performed better than the broad market, while Energy and Materials significantly trailed as a result of falling commodity prices. Due to the risk-off sentiment dominating a big part of the year, stocks with low volatility and high quality characteristics significantly outperformed the rest. Developed markets outside U.S., in particular, Europe and Japan delivered solid performance, thanks to continuous accommodative monetary policies. The MSCI EAFE Index advanced 5.3% in local currency terms for the year. However, with currency depreciation, the return in U.S. dollar terms was slightly negative at -0.8%. Emerging markets, on the other hand, struggled and produced a loss of 5.8% in local currency terms and a woeful -14.9% return in dollar terms.

Fixed income markets in general were modestly up. Treasuries, agencies, and mortgage backed securities all enjoyed a positive return for the year, while investment grade corporate bonds were slightly down. Overall, the Barclays U.S. Aggregate Bond Index advanced 0.6%. Conversely, high yield corporate bonds, driven particularly by energy related bonds, suffered a meaningful loss of -4.5% for the year. Foreign bonds on average produced a modestly positive return in local currency terms. However, U.S. investors realized a negative performance of -6.0% (measured by the Barclays Global Aggregate ex-U.S. Index) as a result of dollar strengthening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderately Aggressive Index, driven largely by solid security selection in the underlying funds in addition to a greater domestic orientation relative to the Dow Jones Index.

The equity underlying funds in aggregate produced positive results. Detraction from funds with a higher income orientation was more than compensated for by contribution from funds with a stronger focus on growth of capital. The AFIS Growth Fund was the most growth oriented fund and generated the highest contribution to the asset allocation portfolio. The AFIS Growth Fund outpaced the S&P 500 Index by a wide margin as growth stocks, which the fund favored to achieve its capital growth goal, were rewarded by the market in the past twelve months. The fund’s stock selection within the Consumer Discretionary sector was particularly strong, with Amazon leading the way, as the stock more than doubled in 2015. In addition, the fund’s stock selection in the Health Care and Information Technology sectors was also strongly additive. The Fundamental Investors Fund, which has both growth and income as its objectives, with a greater emphasis on growth over yield, also delivered solid performance. The fund benefited from its holdings with a growth focus, mostly in the Consumer Discretionary and Information Technology sectors, with Amazon, Microsoft, and Avago Technologies being the top contributing names. Conversely, the AFIS Blue Chip Income & Growth Fund and the American Mutual Fund suffered from their greater focus on income over growth, as higher dividend paying stocks significantly underperformed in 2015. Additionally, performance of both funds was held back by their holdings in a number of rail-based transportation stocks within the Industrials sector whose businesses were hurt by declining commodity prices and commodity demand. Among underlying funds that invest outside the U.S., the AFIS International Fund contributed positively. Relative performance was aided in part by an underweight position in the Energy and Materials sectors and an overweight position in the Health Care sector. Moreover, stock picking in the Financials sector further added to performance by avoiding weak performing Chinese banks and instead investing in Indian banks and insurance company AIA in Hong Kong. The AFIS Global Small Capitalization Fund was

MIST-1

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

another positive contributor. Outperformance was primarily driven by a handful of biotech stocks which had an exceptional run in the first half of the year, and a consumer discretionary stock, Netflix.

On the fixed income side, the AFIS U.S. Government/AAA-Rated Securities Fund contributed positively as the government sector outperformed credit sectors in 2015. Moreover, the fund produced a positive alpha relative to its asset class benchmark, the Barclays U.S. Government/Mortgage Index. While the fund’s TIPS holdings modestly detracted from performance, its issue selection in the mortgage-backed securities sector produced significant contributions. From a duration standpoint, the fund’s focus on the 5-year part of the yield curve proved to be beneficial. Conversely, the AFIS High-Income Bond Fund hindered the asset allocation portfolio’s performance. The fund underperformed the Barclays U.S. Corporate High Yield Index by over 200 basis points, driven largely by issue selection in commodity related industries, with Peabody Energy being the top detractor.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[2]
American Funds Growth Allocation Portfolio
Class B	-0.51	8.21	5.09
Class C	-0.76	7.89	4.75
Dow Jones Moderately Aggressive Index	-1.89	6.84	5.10

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.2
American Funds Growth Fund (Class 1)	11.2
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds American Mutual Fund (Class R-6)	10.1
American Funds Blue Chip Income and Growth Fund (Class 1)	10.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds International Growth and Income Fund (Class 1)	8.7
American Funds International Fund (Class 1)	7.8
American Funds Global Small Capitalization Fund (Class 1)	4.9
American Funds New World Fund (Class 1)	4.0

MIST-3

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	0.75%	$1,000.00	$963.70	$3.71
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class C(a)	Actual	1.05%	$1,000.00	$962.50	$5.19
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	13,174,819	$344,785,018
American Funds American Mutual Fund (Class R-6)	8,495,508	287,572,942
American Funds Blue Chip Income and Growth Fund (Class 1)	22,784,720	287,543,164
American Funds Bond Fund (Class 1)	10,496,226	112,309,623
American Funds Fundamental Investors Fund (Class R-6)	6,233,033	316,139,415
American Funds Global Bond Fund (Class 1)	5,051,551	55,617,580
American Funds Global Small Capitalization Fund (Class 1)	5,672,868	138,474,709
American Funds Growth Fund (Class 1)	4,653,933	316,560,513
American Funds Growth-Income Fund (Class 1)	6,328,812	287,328,077
American Funds High-Income Bond Fund (Class 1)	8,827,996	81,129,286
American Funds International Fund (Class 1)	12,237,170	221,248,035
American Funds International Growth and Income Fund (Class 1) (a)	16,764,434	246,772,474

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	6,062,059	114,391,046
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	2,277,332	28,056,728

Total Mutual Funds (Cost $2,615,424,716)		2,837,928,610

Total Investments—100.1% (Cost $2,615,424,716) (b)		2,837,928,610
Other assets and liabilities (net)—(0.1)%		(1,639,163)

Net Assets—100.0%		$2,836,289,447

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,647,119,874. The aggregate unrealized appreciation and depreciation of investments were $249,402,691 and $(58,593,955), respectively, resulting in net unrealized appreciation of $190,808,736 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,837,928,610	$—	$—	$2,837,928,610
Total Investments	$2,837,928,610	$—	$—	$2,837,928,610

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$2,591,156,136
Affiliated investments at value (b)	246,772,474
Receivable for:
Investments sold	519,553
Fund shares sold	505,054
Prepaid expenses	8,094

Total Assets	2,838,961,311
Liabilities
Payables for:
Fund shares redeemed	1,024,607
Accrued Expenses:
Management fees	153,042
Distribution and service fees	1,328,189
Deferred trustees’ fees	81,937
Other expenses	84,089

Total Liabilities	2,671,864

Net Assets	$2,836,289,447

Net Assets Consist of:
Paid in surplus	$2,325,146,559
Undistributed net investment income	36,119,759
Accumulated net realized gain	252,519,235
Unrealized appreciation on investments and affiliated investments	222,503,894

Net Assets	$2,836,289,447

Net Assets
Class B	$19,339,540
Class C	2,816,949,907
Capital Shares Outstanding*
Class B	2,020,714
Class C	296,799,790
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.57
Class C	9.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,343,961,607.
(b)	Identified cost of affiliated investments was $271,463,109.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Underlying Portfolios	$39,710,170
Dividends from Affiliated Underlying Portfolios	6,218,756

Total investment income	45,928,926
Expenses
Management fees	1,864,034
Administration fees	22,280
Custodian and accounting fees	25,715
Distribution and service fees—Class B	47,433
Distribution and service fees—Class C	16,275,018
Audit and tax services	29,775
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	49,132
Insurance	19,199
Miscellaneous	22,869

Total expenses	18,417,088

Net Investment Income	27,511,838

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	69,748,696
Affiliated investments	37,781
Capital gain distributions from Underlying Portfolios	230,309,079
Capital gain distributions from Affiliated Underlying Portfolios	5,326,434

Net realized gain	305,421,990

Net change in unrealized depreciation on:
Investments	(326,072,764)
Affiliated investments	(25,485,919)

Net change in unrealized depreciation	(351,558,683)

Net realized and unrealized loss	(46,136,693)

Net Decrease in Net Assets From Operations	$(18,624,855)

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,511,838	$38,848,656
Net realized gain	305,421,990	196,316,429
Net change in unrealized depreciation	(351,558,683)	(49,442,520)

Increase (decrease) in net assets from operations	(18,624,855)	185,722,565

From Distributions to Shareholders
Net investment income
Class B	(310,345)	(199,175)
Class C	(38,815,051)	(30,724,579)
Net realized capital gains
Class B	(1,207,492)	(2,299,337)
Class C	(190,418,764)	(455,623,023)

Total distributions	(230,751,652)	(488,846,114)

Increase in net assets from capital share transactions	68,984,907	354,454,505

Total increase (decrease) in net assets	(180,391,600)	51,330,956

Net Assets
Beginning of period	3,016,681,047	2,965,350,091

End of period	$2,836,289,447	$3,016,681,047

Undistributed net investment income
End of period	$36,119,759	$38,716,708

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	255,776	$2,597,652	299,153	$3,176,586
Reinvestments	150,430	1,517,837	256,258	2,498,512
Redemptions	(63,960)	(638,346)	(81,407)	(854,196)

Net increase	342,246	$3,477,143	474,004	$4,820,902

Class C
Sales	14,411,248	$143,405,873	18,238,868	$193,951,377
Reinvestments	22,877,626	229,233,815	50,138,928	486,347,602
Redemptions	(30,416,083)	(307,131,924)	(31,252,795)	(330,665,376)

Net increase	6,872,791	$65,507,764	37,125,001	$349,633,603

Increase derived from capital shares transactions		$68,984,907		$354,454,505

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.43	$11.76	$10.10	$8.80	$9.33

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.18	0.16	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.14)	0.47	2.27	1.30	(0.56)

Total from investment operations	(0.01)	0.65	2.43	1.45	(0.40)

Less Distributions
Distributions from net investment income	(0.17)	(0.16)	(0.15)	(0.15)	(0.13)
Distributions from net realized capital gains	(0.68)	(1.82)	(0.62)	0.00	0.00

Total distributions	(0.85)	(1.98)	(0.77)	(0.15)	(0.13)

Net Asset Value, End of Period	$9.57	$10.43	$11.76	$10.10	$8.80

Total Return (%) (b)	(0.51)	6.72	25.44	16.54	(4.41)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.33	0.33
Ratio of net investment income to average net assets (%) (d)	1.28	1.67	1.44	1.57	1.70
Portfolio turnover rate (%)	8	9	42	17	8
Net assets, end of period (in millions)	$19.3	$17.5	$14.2	$9.7	$6.8

	Class C
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.34	$11.67	$10.02	$8.73	$9.26

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.14	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	(0.12)	0.47	2.26	1.30	(0.54)

Total from investment operations	(0.03)	0.61	2.38	1.40	(0.43)

Less Distributions
Distributions from net investment income	(0.14)	(0.12)	(0.11)	(0.11)	(0.10)
Distributions from net realized capital gains	(0.68)	(1.82)	(0.62)	0.00	0.00

Total distributions	(0.82)	(1.94)	(0.73)	(0.11)	(0.10)

Net Asset Value, End of Period	$9.49	$10.34	$11.67	$10.02	$8.73

Total Return (%) (b)	(0.76)	6.39	25.11	16.16	(4.73)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.63	0.63
Ratio of net investment income to average net assets (%) (d)	0.92	1.29	1.10	1.07	1.17
Portfolio turnover rate (%)	8	9	42	17	8
Net assets, end of period (in millions)	$2,816.9	$2,999.2	$2,951.2	$2,435.2	$2,237.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$344,252,462	$0	$242,944,974

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$1,864,034	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio

MIST-10

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2015 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
American Funds International Growth and Income Fund*	15,599,377	1,191,843	(26,786)	16,764,434

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2015. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
American Funds International Growth and Income Fund	$37,781	$5,326,434	$6,218,756	$246,772,474

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$39,125,396	$38,706,425	$191,626,256	$450,139,689	$230,751,652	$488,846,114

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$36,201,696	$284,214,394	$190,808,736	$—	$511,224,826

MIST-11

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Allocation Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Allocation Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-13

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-14

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-15

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to

MIST-16

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-17

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

American Funds Growth Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2015. The Board also noted that the Portfolio outperformed its Lipper Index for the one- and three-year periods ended June 30, 2015, but underperformed its Lipper Index for the five-year period ended June 30, 2015. The Board noted that the Portfolio underperformed its benchmark, the Growth AA Broad Index, for the one- and five-year periods ended October 31, 2015, and outperformed this benchmark for the three-year period ended October 31, 2015. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Aggressive Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board also noted that the Portfolio’s contractual management fees at common asset level were the lowest in the Expense Group.

MIST-18

Met Investors Series Trust

American Funds Growth Portfolio

For the six months ended June 30, 2015, the American Funds Growth Portfolio had a return of 6.49% for Class C versus 6.49% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year[2]
American Funds Growth Portfolio
Class C	6.49	10.86	6.51
S&P 500 Index	1.38	12.57	7.31

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MIST-3

Met Investors Series Trust

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class C(a)	Actual	0.92%	$1,000.00	$1,007.50	$4.66
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2015

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (Cost $931,605,010)	16,006,850	$1,088,785,951

Total Investments—100.1% (Cost $931,605,010) (a)		1,088,785,951
Other assets and liabilities (net)—(0.1)%		(668,679)

Net Assets—100.0%		$1,088,117,272

(a)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $935,869,187. The aggregate and net unrealized appreciation of investments was $152,916,764 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,088,785,951	$—	$—	$1,088,785,951
Total Investments	$1,088,785,951	$—	$—	$1,088,785,951

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$1,088,785,951
Receivable for:
Investments sold	59,765
Fund shares sold	127,037
Prepaid expenses	2,973

Total Assets	1,088,975,726
Liabilities
Payables for:
Fund shares redeemed	186,801
Accrued Expenses:
Distribution and service fees	512,114
Deferred trustees’ fees	81,937
Other expenses	77,602

Total Liabilities	858,454

Net Assets	$1,088,117,272

Net Assets Consist of:
Paid in surplus	$662,369,831
Undistributed net investment income	2,898,170
Accumulated net realized gain	265,668,330
Unrealized appreciation on investments	157,180,941

Net Assets	$1,088,117,272

Net Assets
Class C	$1,088,117,272
Capital Shares Outstanding*
Class C	89,854,529
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$12.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $931,605,010.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Master Fund	$9,394,914

Total investment income	9,394,914
Expenses
Administration fees	22,280
Custodian and accounting fees	25,419
Distribution and service fees—Class C	6,100,966
Audit and tax services	29,775
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	43,269
Insurance	6,981
Miscellaneous	13,618

Total expenses	6,303,941

Net Investment Income	3,090,973

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	43,816,350
Capital gain distributions from Master Fund	226,386,526

Net realized gain	270,202,876

Net change in unrealized depreciation on investments	(202,567,479)

Net realized and unrealized gain	67,635,397

Net Increase in Net Assets From Operations	$70,726,370

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,090,973	$9,613,469
Net realized gain	270,202,876	99,341,410
Net change in unrealized depreciation	(202,567,479)	(23,135,590)

Increase in net assets from operations	70,726,370	85,819,289

From Distributions to Shareholders
Net investment income
Class C	(9,642,504)	(6,012,488)
Net realized capital gains
Class C	(98,772,782)	(63,646,483)

Total distributions	(108,415,286)	(69,658,971)

Increase in net assets from capital share transactions	17,286,432	5,990,824

Total increase (decrease) in net assets	(20,402,484)	22,151,142

Net Assets
Beginning of period	1,108,519,756	1,086,368,614

End of period	$1,088,117,272	$1,108,519,756

Undistributed net investment income
End of period	$2,898,170	$9,449,701

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class C
Sales	5,716,033	$70,621,230	7,577,730	$92,867,502
Reinvestments	8,908,405	108,415,286	6,142,767	69,658,971
Redemptions	(12,907,839)	(161,750,084)	(12,782,594)	(156,535,649)

Net increase	1,716,599	$17,286,432	937,903	$5,990,824

Increase derived from capital shares transactions		$17,286,432		$5,990,824

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$12.58	$12.46	$10.18	$8.70		$9.15

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.11	0.07	0.04		0.03
Net realized and unrealized gain (loss) on investments	0.80	0.82	2.82	1.47		(0.45)

Total from investment operations	0.83	0.93	2.89	1.51		(0.42)

Less Distributions
Distributions from net investment income	(0.12)	(0.07)	(0.05)	(0.03)		(0.03)
Distributions from net realized capital gains	(1.18)	(0.74)	(0.56)	(0.00	)(b)	0.00

Total distributions	(1.30)	(0.81)	(0.61)	(0.03)		(0.03)

Net Asset Value, End of Period	$12.11	$12.58	$12.46	$10.18		$8.70

Total Return (%) (c)	6.49	8.18	29.78	17.41		(4.60)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	0.57	0.57	0.57		0.57
Ratio of net investment income to average net assets (%)	0.28	0.89	0.60	0.46		0.35
Portfolio turnover rate (%)	10	9	4	3		3
Net assets, end of period (in millions)	$1,088.1	$1,108.5	$1,086.4	$927.8		$885.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2015, the Portfolio owned approximately 4.97% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2015.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-9

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$250,671,816	$0	$112,309,258

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee.

MIST-10

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$9,642,504	$6,012,488	$98,772,782	$63,646,483	$108,415,286	$69,658,971

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$2,980,107	$269,932,508	$152,916,764	$—	$425,829,379

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-11

Met Investors Series Trust

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-12

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-13

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-14

Met Investors Series Trust

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”). The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process, as well as a variety of materials provided to and discussed with the Board throughout the year relating to the provision of asset management services by the Adviser. The Board also met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management. While the Agreements for the Trusts were considered at the same Board meetings, the Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Information furnished and discussed throughout the year included investment performance reports for each Portfolio, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution. Information furnished specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, as well as additional material, including a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Agreement was not affected by the Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Agreement. In approving the renewal of the Stand-by Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors.

MIST-15

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned -0.36% and -0.73%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

2015 marked a year of increasing uncertainty and volatility, especially in the third quarter when the volatility index, VIX, sprung to more than three times its average level. Major factors that impacted the global equity markets were concerns over China’s slowdown and a further and unexpected decline in commodity prices. China’s disappointing economic news, plummeting A-shares stock markets, surprise currency devaluation, and multiple rounds of interest rate cuts throughout the year added a tremendous amount of negative sentiment to the stock markets worldwide. Furthermore, after an approximate 40% price decline in 2014, crude oil plunged again in 2015. Prices of industrial metals fell sharply as well. The overall drop in commodity prices hurt many companies in the Energy, Materials, and Industrials sectors. Another theme in 2015 was the U.S. dollar’s continuous strengthening as a result of divergent central bank policies globally. While the Federal Reserve (the “Fed”) finally made their first move in nine years to raise interest rates in December, the European Central Bank, the Bank of Japan, and the People’s Bank of China further eased their monetary policies in 2015. As a result, the U.S. dollar strengthened against many other currencies, including those of both developed and emerging countries, leading to diminished returns for U.S. investors who invest in stocks and bonds outside the U.S.

The U.S. stock market, as measured by the S&P 500 Index, produced a modestly positive return of 1.4% in 2015. Mid cap (represented by the S&P Mid Cap 400 Index) and small cap stocks (S&P Small Cap 600) underperformed their large cap counterparts, and finished the year in negative territory with a return of -2.2% and -2.0% respectively. Stocks with a growth orientation noticeably outpaced those with a value bias. From a sector perspective, the Consumer, Health Care, and Information Technology sectors performed better than the broad market, while Energy and Materials significantly trailed as a result of falling commodity prices. Due to the risk-off sentiment dominating a big part of the year, stocks with low volatility and high quality characteristics significantly outperformed the rest. Developed markets outside U.S., in particular, Europe and Japan delivered solid performance, thanks to continuous accommodative monetary policies. The MSCI EAFE Index advanced 5.3% in local currency terms for the year. However, with currency depreciation, the return in U.S. dollar terms was slightly negative at -0.8%. Emerging markets, on the other hand, struggled and produced a loss of 5.8% in local currency terms and a woeful -14.9% return in dollar terms.

Fixed income markets in general were modestly up. Treasuries, agencies, and mortgage backed securities all enjoyed a positive return for the year, while investment grade corporate bonds were slightly down. Overall, the Barclays U.S. Aggregate Bond Index advanced 0.6%. Conversely, high yield corporate bonds, driven particularly by energy related bonds, suffered a meaningful loss of -4.5% for the year. Foreign bonds on average produced a modestly positive return in local currency terms. However, U.S. investors realized a negative performance of -6.0% (measured by the Barclays Global Aggregate ex-U.S. Index) as a result of dollar strengthening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderate Index, driven largely by solid security selection in the underlying funds in addition to a greater domestic orientation relative to the Dow Jones Index.

Among the fixed income funds, the AFIS U.S. Government/AAA-Rated Securities Fund was the top contributor as the government sector outperformed credit sectors in 2015. Moreover, the fund produced a positive alpha relative to its asset class benchmark, the Barclays U.S. Government/Mortgage Index. While the fund’s TIPS holdings modestly detracted from performance, its issue selection in the mortgage-backed securities sector produced significant contributions. From a duration standpoint, the fund’s focus on the 5-year part of the yield curve proved to be beneficial. Conversely, the AFIS High-Income Bond Fund hindered the asset allocation portfolio’s performance. The fund underperformed the Barclays U.S. Corporate High Yield Index by over 200 basis points, driven largely by issue selection in commodity related industries, with Peabody Energy being the top detractor.

On the equity side, detraction from funds with a higher income orientation was more than compensated for by contribution from funds with a stronger focus on growth of capital. The AFIS Growth Fund was the most growth oriented fund and generated the highest contribution to the asset allocation portfolio. The AFIS Growth Fund outpaced the S&P 500 Index by a wide margin as growth stocks, which the fund favored to achieve its capital growth goal, were rewarded by the market in the past twelve months. The fund’s stock selection within the Consumer Discretionary sector was particularly strong, with Amazon leading the way, as the stock more than doubled in 2015. In addition, the fund’s stock selection in the Health Care and Information Technology sectors was also strongly additive. The Fundamental Investors Fund, which has both growth and income as its objectives, with a greater emphasis on growth over yield, also delivered solid performance. The fund benefited from its holdings with a growth focus, mostly in the Consumer Discretionary and Information Technology sectors, with Amazon, Microsoft, and Avago Technologies being the top contributing names. Conversely,

MIST-1

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

the AFIS Blue Chip Income & Growth Fund and the American Mutual Fund suffered from their greater focus on income over growth, as higher dividend paying stocks significantly underperformed in 2015. Additionally, performance of both funds was held back by their holdings in a number of rail-based transportation stocks within the Industrials sector, whose businesses were hurt by declining commodity prices and commodity demand. Among underlying funds that invest outside the U.S., the AFIS International Fund contributed positively. Relative performance was aided in part by an underweight position in the Energy and Materials sectors and an overweight position in the Health Care sector. Moreover, stock picking in the Financials sector further added to performance by avoiding weak performing Chinese banks and instead investing in Indian banks and insurance company AIA in Hong Kong. The AFIS Global Small Capitalization Fund was another positive contributor. Outperformance was primarily driven by a handful of biotech stocks which had an exceptional run in the first half of the year, and a consumer discretionary stock, Netflix.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[2]
American Funds Moderate Allocation Portfolio
Class B	-0.36	6.16	4.77
Class C	-0.73	5.83	4.45
Dow Jones Moderate Index	-1.21	5.85	4.77

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	20.2
American Funds Bond Fund (Class 1)	19.2
American Funds American Mutual Fund (Class R-6)	9.1
American Funds Growth-Income Fund (Class 1)	9.1
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds Growth Fund (Class 1)	5.0
American Funds AMCAP Fund (Class R-6)	5.0
American Funds Fundamental Investors Fund (Class R-6)	5.0
American Funds High-Income Bond Fund (Class 1)	4.8
American Funds International Growth and Income Fund (Class 1)	4.8

MIST-3

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	0.72%	$1,000.00	$981.20	$3.60
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class C(a)	Actual	1.02%	$1,000.00	$979.20	$5.09
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	5,488,443	$143,632,553
American Funds American Mutual Fund (Class R-6)	7,652,788	259,046,867
American Funds Blue Chip Income and Growth Fund (Class 1)	18,250,758	230,324,564
American Funds Bond Fund (Class 1) (a)	51,296,695	548,874,640
American Funds Fundamental Investors Fund (Class R-6)	2,828,148	143,443,654
American Funds Global Bond Fund (Class 1)	7,776,689	85,621,344
American Funds Global Small Capitalization Fund (Class 1)	1,131,885	27,629,305
American Funds Growth Fund (Class 1)	2,114,407	143,821,968
American Funds Growth-Income Fund (Class 1)	5,700,050	258,782,273
American Funds High-Income Bond Fund (Class 1) (a)	15,041,351	138,230,018
American Funds International Fund (Class 1)	7,598,042	137,372,606
American Funds International Growth and Income Fund (Class 1) (a)	9,333,610	137,390,744

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,511,475	28,521,530
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	46,896,443	577,764,178

Total Mutual Funds (Cost $2,778,828,603)		2,860,456,244

Total Investments—100.1% (Cost $2,778,828,603) (b)		2,860,456,244
Other assets and liabilities (net)—(0.1)%		(1,658,427)

Net Assets—100.0%		$2,858,797,817

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,781,080,947. The aggregate unrealized appreciation and depreciation of investments were $140,719,734 and $(61,344,437), respectively, resulting in net unrealized appreciation of $79,375,297 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,860,456,244	$—	$—	$2,860,456,244
Total Investments	$2,860,456,244	$—	$—	$2,860,456,244

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$1,458,196,664
Affiliated investments at value (b)	1,402,259,580
Receivable for:
Investments sold	1,087,343
Fund shares sold	117,888
Prepaid expenses	8,130

Total Assets	2,861,669,605
Liabilities
Payables for:
Investments purchased	170
Fund shares redeemed	1,205,062
Accrued Expenses:
Management fees	153,934
Distribution and service fees	1,340,595
Deferred trustees’ fees	81,937
Other expenses	90,090

Total Liabilities	2,871,788

Net Assets	$2,858,797,817

Net Assets Consist of:
Paid in surplus	$2,538,203,293
Undistributed net investment income	54,581,314
Accumulated net realized gain	184,385,569
Unrealized appreciation on investments and affiliated investments	81,627,641

Net Assets	$2,858,797,817

Net Assets
Class B	$9,159,494
Class C	2,849,638,323
Capital Shares Outstanding*
Class B	922,802
Class C	288,796,228
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.93
Class C	9.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,328,121,154.
(b)	Identified cost of affiliated investments was $1,450,707,449.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Underlying Portfolios	$22,547,771
Dividends from Affiliated Underlying Portfolios	33,171,436

Total investment income	55,719,207
Expenses
Management fees	1,888,552
Administration fees	22,280
Custodian and accounting fees	25,715
Distribution and service fees—Class B	22,178
Distribution and service fees—Class C	16,600,278
Audit and tax services	29,775
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	54,126
Insurance	19,645
Miscellaneous	23,822

Total expenses	18,748,004

Net Investment Income	36,971,203

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	41,991,249
Affiliated investments	6,332,012
Capital gain distributions from Underlying Portfolios	138,225,753
Capital gain distributions from Affiliated Underlying Portfolios	19,061,308

Net realized gain	205,610,322

Net change in unrealized depreciation on:
Investments	(199,802,735)
Affiliated investments	(61,186,419)

Net change in unrealized depreciation	(260,989,154)

Net realized and unrealized loss	(55,378,832)

Net Decrease in Net Assets From Operations	$(18,407,629)

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,971,203	$45,005,709
Net realized gain	205,610,322	133,167,782
Net change in unrealized appreciation (depreciation)	(260,989,154)	9,785,138

Increase (decrease) in net assets from operations	(18,407,629)	187,958,629

From Distributions to Shareholders
Net investment income
Class B	(160,213)	(119,514)
Class C	(44,857,701)	(45,897,856)
Net realized capital gains
Class B	(380,096)	(578,139)
Class C	(132,017,918)	(273,161,783)

Total distributions	(177,415,928)	(319,757,292)

Increase (decrease) in net assets from capital share transactions	(72,357,008)	96,403,643

Total decrease in net assets	(268,180,565)	(35,395,020)

Net Assets
Beginning of period	3,126,978,382	3,162,373,402

End of period	$2,858,797,817	$3,126,978,382

Undistributed net investment income
End of period	$54,581,314	$44,535,573

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	146,620	$1,520,382	212,494	$2,250,114
Reinvestments	52,816	540,309	69,212	697,653
Redemptions	(87,682)	(924,351)	(31,301)	(330,340)

Net increase	111,754	$1,136,340	250,405	$2,617,427

Class C
Sales	6,759,382	$69,291,501	8,892,006	$93,986,323
Reinvestments	17,357,764	176,875,619	31,778,849	319,059,639
Redemptions	(30,914,530)	(319,660,468)	(30,052,100)	(319,259,746)

Net increase (decrease)	(6,797,384)	$(73,493,348)	10,618,755	$93,786,216

Increase (decrease) derived from capital shares transactions		$(72,357,008)		$96,403,643

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.61	$11.14	$10.58	$9.87	$10.05

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.21	0.17	0.20	0.25
Net realized and unrealized gain (loss) on investments	(0.18)	0.44	1.21	0.90	(0.20)

Total from investment operations	(0.01)	0.65	1.38	1.10	0.05

Less Distributions
Distributions from net investment income	(0.20)	(0.20)	(0.22)	(0.25)	(0.18)
Distributions from net realized capital gains	(0.47)	(0.98)	(0.60)	(0.14)	(0.05)

Total distributions	(0.67)	(1.18)	(0.82)	(0.39)	(0.23)

Net Asset Value, End of Period	$9.93	$10.61	$11.14	$10.58	$9.87

Total Return (%) (b)	(0.36)	6.44	13.75	11.28	0.44

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.62	1.97	1.56	1.93	2.51
Portfolio turnover rate (%)	8	5	27	12	7
Net assets, end of period (in millions)	$9.2	$8.6	$6.2	$4.4	$2.8

	Class C
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.55	$11.08	$10.51	$9.81	$9.99

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.15	0.13	0.14	0.18
Net realized and unrealized gain (loss) on investments	(0.18)	0.47	1.22	0.91	(0.15)

Total from investment operations	(0.05)	0.62	1.35	1.05	0.03

Less Distributions
Distributions from net investment income	(0.16)	(0.17)	(0.18)	(0.21)	(0.16)
Distributions from net realized capital gains	(0.47)	(0.98)	(0.60)	(0.14)	(0.05)

Total distributions	(0.63)	(1.15)	(0.78)	(0.35)	(0.21)

Net Asset Value, End of Period	$9.87	$10.55	$11.08	$10.51	$9.81

Total Return (%) (b)	(0.73)	6.09	13.52	10.84	0.19

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.22	1.42	1.20	1.36	1.79
Portfolio turnover rate (%)	8	5	27	12	7
Net assets, end of period (in millions)	$2,849.6	$3,118.4	$3,156.1	$3,027.8	$2,913.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$256,458,033	$0	$312,091,634

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$1,888,552	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio

MIST-10

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2015 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
American Funds Bond Fund	48,230,462	5,345,517	(2,279,284)	51,296,695
American Funds High-Income Bond Fund	14,576,399	970,049	(505,097)	15,041,351
American Funds International Growth and Income Fund	9,065,122	491,368	(222,880)	9,333,610
American Funds U.S. Government/AAA - Rated Securities Fund	55,590,909	1,243,998	(9,938,464)	46,896,443

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
American Funds Bond Fund	$3,162,343	$10,844,808	$10,771,760	$548,874,640
American Funds High-Income Bond Fund	426,290	—	8,921,058	138,230,018
American Funds International Growth and Income Fund	398,949	3,011,120	3,468,411	137,390,744
American Funds U.S. Government/AAA - Rated Securities Fund	2,344,430	5,205,380	10,010,207	577,764,178

	$6,332,012	$19,061,308	$33,171,436	$1,402,259,580

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$45,017,914	$60,512,763	$132,398,014	$259,244,529	$177,415,928	$319,757,292

MIST-11

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$54,663,251	$186,637,913	$79,375,297	$—	$320,676,461

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Moderate Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Moderate Allocation Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Moderate Allocation Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-13

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-14

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-15

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide

MIST-16

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-17

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2015, and underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board noted that the Portfolio underperformed its benchmark, the Moderate AA Broad Index, for the one- and five-year periods ended October 31, 2015, and outperformed this benchmark for the three-year period ended October 31, 2015. The Board further considered that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group.

MIST-18

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the AQR Global Risk Balanced Portfolio returned -9.57%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

This year featured fairly dramatic shifts in the macro environment, related in particular to the significant decline in global commodity prices that began in late 2014 and extended through 2015. Several factors contributed to the poor recent performance of commodity markets. Developing economies, the key source of demand growth for many raw materials in recent years, generally lost momentum in 2015. China’s commodity-intensive investment boom continued to wind down, with 2015 GDP growth on track for the slowest pace in 25 years, while other large emerging markets such as Brazil and Russia sank into recession. Commodity markets, which are mostly priced in U.S. dollars, were also weighed down by a strong uptrend in the dollar over the course of the year as the Federal Reserve signaled its intention to begin raising rates for the first time in nearly a decade. In addition to these macro factors, a number of commodities were also buffeted by supply-side factors, most notably elevated global oil production and continued high supplies for metals such as iron ore and copper.

Lower commodity prices in turn created ripple effects across the global economy, driving significant divergence in performance between commodity producers and commodity consumers. Countries with large natural resource sectors generally saw slower growth (and equity market underperformance) in 2015, though some were able to respond with policy stimulus. In the developed world, central bankers in Canada, Norway, Australia, and New Zealand all lowered interest rates to cushion the blow from falling prices for key commodity exports. Canada and Norway moved towards more explicitly stimulative fiscal policy as well. These countries also experienced significant currency depreciation relative to the U.S. dollar, which may support future growth and rebalancing by boosting the international competitiveness of non-commodity businesses. Falling resource prices were even more problematic for emerging economies such as Brazil, Colombia, and South Africa where the scope for supportive macro policies was much more limited. Because many emerging market governments and corporates conduct some or all of their borrowing in foreign currencies, domestic currency depreciation can be a mixed blessing in the emerging world, as gains in competitiveness may be offset by rising debt burdens. Currency depreciation can also generate higher inflation, and some central bankers in the emerging world have tended to be less comfortable allowing temporary spikes in inflation for fear of sacrificing policy credibility. As a result of these dynamics, policymakers in some emerging markets intervened in currency markets and/or raised interest rates in a (not terribly successful) effort to avoid rapid currency depreciation.

In contrast to the varying degrees of stress experienced in countries with large raw material sectors, net importers of commodities generally fared better in 2015. While a decline in drilling activity weighed on investment spending in the U.S., and slower growth in the emerging world took its toll on demand for exports, commodity importers in the developed world generally experienced offsetting positive side effects of the new commodity price environment. In the U.S. and the Eurozone, households saw a significant boost to real incomes from falling energy prices and responded by boosting their spending at the fastest pace in several years. Auto sales were particularly strong, with annual sales in the U.S. on track to reach a record high and sales in the Eurozone on pace to grow 8.9% for the year. Lower commodity prices also exerted downward pressure on inflation, allowing for more accommodative monetary policy in the U.S. and the Eurozone. According to the economic projections that accompanied the December 2014 meeting of the Federal Open Market Committee (the “FOMC”), most committee members expected to raise rates at least three times in 2015. Instead, the first hike did not arrive until December, as below-target inflation and concerns about emerging market growth led the FOMC to delay the start of the tightening cycle. In the Eurozone, the European Central Bank (“ECB”) responded to low inflation by launching a new government bond purchase program in March and pushing overnight interest rates further below zero in December.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk from three primary sources: equity risk, nominal interest rate risk, and inflation-sensitive asset risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To achieve equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of portfolio returns.

To achieve its target risk of 10% annualized volatility, the Portfolio is moderately levered through investments in equity, fixed income, and commodity futures. The portfolio management process adjusts exposures to each of the three risk categories using proprietary risk-forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio can help manage risk during periods of market stress and improve long-term risk-adjusted returns.

MIST-1

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio returned -9.57% for the year ending December 31, 2015, underperforming the Dow Jones Moderate Index by 8.36%. Significant losses in inflation-sensitive assets drove Portfolio performance over the year while equities experienced modest losses and nominal bonds experienced modest gains.

Equity risk detracted -1.3% as markets fell sharply in August and September on concerns over slower Chinese growth and subsequently rebounded as fears eased in the fourth quarter on accommodative ECB rhetoric and better than expected economic data. Emerging markets significantly underperformed developed markets as Chinese growth slowed, commodity prices fell, and political uncertainty increased. Nominal bonds contributed 0.7% over the year. Bond yields were up in most markets on the year, but returns were generally positive due to roll down and carry. Inflation-sensitive assets detracted -8.2% from the Portfolio, with losses coming from both commodities (-7.9%) and inflation-linked bonds (-0.3%). Commodity markets were down substantially during the period, driven by excess production, weak demand, and a stronger U.S. dollar. Inflation-linked bonds detracted somewhat as inflation expectations fell in tandem with commodities.

AQR’s systematic portfolio management process dynamically adjusts position sizes in inverse proportion to the volatility of the underlying assets. The Portfolio entered the beginning of 2015 with a total market exposure of 210%. Late in the summer, our systematic risk management processes lowered the Portfolio’s risk target and reduced exposures across asset classes. At the end of the year, the Portfolio was targeting 9.1% volatility, slightly below its long-term average. As of year-end 2015, exposures were 32% equities, 111% nominal bonds, 33% inflation-linked bonds, and 17% commodities, for a total Portfolio exposure of 193%.

The Portfolio uses futures and swaps on futures to gain most of its market exposures. Futures are used to gain exposure to equities, nominal interest rates, and commodities. Swaps on futures are used when holding limit, local regulation, or asset coverage rules restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds but instead buys cash bonds. Currency hedges are used to minimize currency exposures gained from non-US investments. Derivatives performed as expected over the period.

Brian Hurst

John Huss

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	-9.57	0.81
Dow Jones Moderate Index	-1.21	4.96

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	111.4
Global Inflation-Linked Bonds	33.4
Global Developed Equities	24.2
Commodities - Production Weighted	16.6
Global Emerging Equities	3.8
U.S. Mid Cap Equities	1.7
U.S. Small Cap Equities	1.5

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	0.88%	$1,000.00	$895.20	$4.20
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—19.7% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—19.7%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/19 (a)	201,686,461	$200,502,158
0.125%, 04/15/20 (a)	236,641,790	233,625,317
0.125%, 07/15/24 (a)	91,252,137	86,664,619
0.250%, 01/15/25 (a)	120,701,234	115,208,362
0.375%, 07/15/25 (a)	129,780,436	125,650,433

Total U.S. Treasury & Government Agencies (Cost $782,079,942)		761,650,889

Foreign Government—14.5%

Sovereign—14.5%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	30,687,208	34,913,700
0.100%, 04/15/26 (EUR) (a)	72,650,880	82,944,657
1.750%, 04/15/20 (EUR) (a)	50,566,629	60,504,104
France Government Bond OAT 0.100%, 07/25/21 (EUR) (a)	16,260,356	18,351,270
0.100%, 03/01/25 (EUR) (a)	41,455,062	46,137,197
0.250%, 07/25/24 (EUR) (a)	43,633,590	49,819,324
1.100%, 07/25/22 (EUR) (a)	19,658,772	23,794,725
2.250%, 07/25/20 (EUR) (a)	46,305,083	57,461,831
United Kingdom Gilt Inflation Linked 0.125%, 03/22/24 (GBP) (a)	66,047,999	103,233,408
0.125%, 03/22/26 (GBP) (a)	52,756,200	82,904,667

Total Foreign Government (Cost $569,654,565)		560,064,883

Short-Term Investments—64.2%

Mutual Funds—43.3%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.131% (b)	417,784,215	417,784,215
Dreyfus Treasury & Agency Cash Management, Institutional Class, 0.089% (b)	390,475,394	390,475,394
State Street Institutional Liquid Reserve Fund, Class I, 0.225% (b) (c)	115,641,069	115,641,069
State Street Institutional Treasury Plus Money Market Fund, Class I, 0.170% (b) (c)	340,824,664	340,824,664

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—(Continued)
UBS Select Treasury Preferred Fund, Institutional Class, 0.144% (b)	406,171,495	$406,171,495

		1,670,896,837

U.S. Treasury—20.9%
U.S. Treasury Bills 0.141%, 01/28/16 (d)	41,747,000	41,743,368
0.161%, 02/04/16 (d)	239,259,000	239,238,185
0.263%, 03/03/16 (d) (e)	420,573,000	420,498,979
0.342%, 05/12/16 (d)	1,332,000	1,330,456
0.427%, 05/26/16 (d)	43,199,000	43,132,301
0.428%, 05/19/16 (d)	5,499,000	5,492,055
0.492%, 06/02/16 (d)	57,267,000	57,163,690

		808,599,034

Total Short-Term Investments (Cost $2,479,326,282)		2,479,495,871

Total Investments—98.4% (Cost $3,831,060,789) (f)		3,801,211,643
Other assets and liabilities (net)—1.6%		62,529,587

Net Assets—100.0%		$3,863,741,230

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2015.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2015, the market value of securities pledged was $120,221,069.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $10,869,719.
(f)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $3,851,176,581. The aggregate unrealized appreciation and depreciation of investments were $169,588 and $(50,134,526), respectively, resulting in net unrealized depreciation of $(49,964,938) for federal income tax purposes.
(EUR)—	Euro
(GBP)—	British Pound

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	282,000	Credit Suisse International	03/16/16	$202,015	$1,826
EUR	4,455,000	Citibank N.A.	03/16/16	4,846,012	4,141
EUR	2,176,000	Credit Suisse International	03/16/16	2,390,671	(21,662)
EUR	4,455,000	Credit Suisse International	03/16/16	4,846,012	4,141
EUR	10,849,417	Credit Suisse International	03/16/16	11,899,879	(88,130)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	11,185,813	Credit Suisse International	03/16/16	$12,180,187	$(2,204)
EUR	23,919,012	Credit Suisse International	03/16/16	26,217,199	(176,595)
GBP	4,261,432	Credit Suisse International	03/16/16	6,351,115	(68,166)
GBP	5,042,699	Credit Suisse International	03/16/16	7,633,497	(198,668)
GBP	8,485,121	Credit Suisse International	03/16/16	12,742,522	(232,273)
JPY	2,698,752	Citibank N.A.	03/16/16	22,032	459
JPY	4,611,193	Citibank N.A.	03/16/16	37,613	814
JPY	4,612,748	Citibank N.A.	03/16/16	37,517	924
JPY	4,619,791	Citibank N.A.	03/16/16	37,616	883
JPY	4,619,998	Citibank N.A.	03/16/16	37,575	926
JPY	4,693,604	Citibank N.A.	03/16/16	38,263	851
JPY	9,161,914	Citibank N.A.	03/16/16	74,920	1,431
JPY	2,698,751	Credit Suisse International	03/16/16	22,032	459
JPY	4,611,192	Credit Suisse International	03/16/16	37,613	814
JPY	4,612,750	Credit Suisse International	03/16/16	37,517	924
JPY	4,619,791	Credit Suisse International	03/16/16	37,616	883
JPY	4,619,998	Credit Suisse International	03/16/16	37,575	926
JPY	4,693,603	Credit Suisse International	03/16/16	38,263	851
JPY	6,548,000	Credit Suisse International	03/16/16	53,258	1,310
JPY	9,161,915	Credit Suisse International	03/16/16	74,920	1,431
JPY	68,120,000	Credit Suisse International	03/16/16	561,540	6,141

Contracts to Deliver
CAD	837,000	Credit Suisse International	03/16/16	$629,591	$24,574
CHF	930,797	Citibank N.A.	03/16/16	937,040	4,916
CHF	184,698	Citibank N.A.	03/16/16	185,149	188
CHF	173,505	Citibank N.A.	03/16/16	170,207	(3,545)
CHF	1,750,000	Credit Suisse International	03/16/16	1,761,785	9,290
CHF	930,797	Credit Suisse International	03/16/16	937,039	4,916
CHF	184,698	Credit Suisse International	03/16/16	185,149	188
CHF	173,505	Credit Suisse International	03/16/16	170,207	(3,545)
EUR	129,247,696	Citibank N.A.	03/16/16	137,734,783	(2,977,048)
EUR	68,246,159	Citibank N.A.	03/16/16	72,488,328	(1,811,194)
EUR	4,965,000	Citibank N.A.	03/16/16	5,296,393	(108,998)
EUR	129,247,695	Credit Suisse International	03/16/16	137,733,786	(2,978,045)
EUR	68,246,160	Credit Suisse International	03/16/16	72,488,338	(1,811,185)
EUR	4,965,000	Credit Suisse International	03/16/16	5,296,393	(108,998)
EUR	1,455,000	Credit Suisse International	03/16/16	1,575,874	(8,183)
EUR	783,000	Credit Suisse International	03/16/16	851,368	(1,083)
EUR	207,000	Credit Suisse International	03/16/16	227,913	2,553
GBP	73,075,532	Citibank N.A.	03/16/16	109,635,513	1,894,786
GBP	73,075,532	Credit Suisse International	03/16/16	109,636,390	1,895,663
GBP	225,000	Credit Suisse International	03/16/16	339,308	7,573
GBP	20,000	Credit Suisse International	03/16/16	29,759	271
GBP	5,000	Credit Suisse International	03/16/16	7,540	168
HKD	1,750,243	Citibank N.A.	03/16/16	225,917	(46)
HKD	1,643,757	Citibank N.A.	03/16/16	212,188	(28)
HKD	9,939,000	Credit Suisse International	03/16/16	1,282,865	(301)
HKD	7,811,000	Credit Suisse International	03/16/16	1,007,795	(637)
HKD	4,534,000	Credit Suisse International	03/16/16	585,219	(139)
HKD	2,553,000	Credit Suisse International	03/16/16	329,491	(112)
HKD	1,750,243	Credit Suisse International	03/16/16	225,917	(46)
HKD	1,643,757	Credit Suisse International	03/16/16	212,188	(28)
JPY	1,096,000	Credit Suisse International	03/16/16	8,941	(193)

Net Unrealized Depreciation					$(6,725,831)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures	01/06/16	55	USD	2,147,664	$(84,339)
Aluminum Futures	01/08/16	4	USD	162,512	(12,382)
Aluminum Futures	01/15/16	10	USD	391,963	(16,025)
Aluminum Futures	01/20/16	6	USD	231,242	(5,417)
Aluminum Futures	01/22/16	14	USD	530,979	(4,054)
Aluminum Futures	01/26/16	8	USD	300,288	812
Aluminum Futures	01/28/16	11	USD	407,375	6,720
Aluminum Futures	02/16/16	8	USD	294,175	7,775
Aluminum Futures	03/14/16	629	USD	22,748,068	961,301
Amsterdam Index Futures	01/15/16	60	EUR	5,188,854	123,179
Australian 10 Year Treasury Bond Futures	03/15/16	1,197	AUD	151,218,158	489,667
CAC 40 Index Futures	01/15/16	277	EUR	12,767,370	88,326
Canada Government Bond 10 Year Futures	03/21/16	1,323	CAD	182,861,841	2,650,813
Cattle Feeder Futures	03/24/16	105	USD	7,926,136	665,489
Cocoa Futures	03/15/16	137	USD	4,436,435	(37,365)
Coffee “C” Futures	03/18/16	154	USD	7,016,530	300,395
Copper Futures	01/06/16	3	USD	386,255	(33,290)
Copper Futures	01/22/16	1	USD	131,292	(13,513)
Copper Futures	02/16/16	73	USD	8,662,738	(64,706)
Copper Futures	03/14/16	188	USD	21,350,261	778,514
Corn Futures	03/14/16	1,847	USD	34,627,856	(1,497,293)
Cotton No. 2 Futures	03/08/16	350	USD	10,865,099	208,901
DAX Index Futures	03/18/16	59	EUR	15,412,041	518,009
Euro Stoxx 50 Index Futures	03/18/16	1,452	EUR	46,950,447	765,282
Euro-Bund Futures	03/08/16	5,803	EUR	928,666,356	(13,319,853)
FTSE 100 Index Futures	03/18/16	800	GBP	47,336,550	3,313,191
FTSE JSE Top 40 Index Futures	03/17/16	510	ZAR	224,751,844	726,502
FTSE MIB Index Futures	03/18/16	38	EUR	4,026,744	51,334
Gold 100 oz. Futures	02/25/16	252	USD	27,054,083	(337,043)
H-Shares Index Futures	01/28/16	172	HKD	84,735,537	(164,197)
Hang Seng Index Futures	01/28/16	49	HKD	53,952,087	(35,172)
IBEX 35 Index Futures	01/15/16	58	EUR	5,566,497	(44,821)
Japanese Government 10 Year Bond Futures	03/14/16	305	JPY	45,372,280,375	706,515
KOSPI 200 Index Futures	03/10/16	298	KRW	35,454,881,513	317,401
Lead Futures	01/06/16	14	USD	567,932	61,011
Lead Futures	01/08/16	4	USD	176,560	3,133
Lead Futures	01/20/16	1	USD	44,740	178
Lead Futures	01/22/16	3	USD	131,950	2,802
Lead Futures	01/26/16	2	USD	87,879	1,953
Lead Futures	01/28/16	2	USD	87,204	2,625
Lead Futures	02/16/16	3	USD	119,776	15,031
Lead Futures	03/14/16	127	USD	5,058,524	646,158
Lean Hogs Futures	02/12/16	639	USD	14,655,240	629,640
Live Cattle Futures	02/29/16	385	USD	20,566,197	501,003
MSCI Taiwan Index Futures	01/28/16	312	USD	9,556,652	(59,372)
Nickel Futures	01/06/16	7	USD	414,871	(46,088)
Nickel Futures	01/08/16	2	USD	126,821	(21,442)
Nickel Futures	01/20/16	1	USD	62,351	(9,623)
Nickel Futures	01/22/16	2	USD	125,232	(19,766)
Nickel Futures	01/28/16	1	USD	63,081	(10,331)
Nickel Futures	02/16/16	2	USD	113,166	(7,548)
Nickel Futures	03/14/16	82	USD	4,149,729	186,759
Russell 2000 Mini Index Futures	03/18/16	513	USD	57,529,457	516,493
S&P 500 E-Mini Index Futures	03/18/16	5,685	USD	571,635,393	6,927,057
S&P Midcap 400 E-Mini Index Futures	03/18/16	471	USD	65,217,655	416,195
S&P TSX 60 Index Futures	03/17/16	301	CAD	45,211,111	430,056
SGX CNX Nifty Index Futures	01/28/16	1,144	USD	18,132,274	52,750

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
SPI 200 Index Futures	03/17/16	274	AUD	33,643,136	$1,725,061
Silver Futures	03/29/16	23	USD	1,624,342	(36,997)
Soybean Futures	03/14/16	268	USD	11,837,093	(256,143)
Sugar No. 11 Futures	02/29/16	990	USD	14,161,671	2,736,441
TOPIX Index Futures	03/10/16	691	JPY	10,882,288,093	(1,572,970)
U.S. Treasury Note 10 Year Futures	03/21/16	11,107	USD	1,401,741,379	(3,300,661)
United Kingdom Long Gilt Bond Futures	03/29/16	1,095	GBP	128,560,968	(1,028,724)
Wheat Futures	03/14/16	1,161	USD	29,503,583	(2,220,083)
Zinc Futures	01/06/16	21	USD	869,576	(33,130)
Zinc Futures	01/08/16	1	USD	46,346	(6,491)
Zinc Futures	01/15/16	2	USD	90,331	(10,452)
Zinc Futures	01/22/16	4	USD	174,753	(14,723)
Zinc Futures	01/26/16	2	USD	87,557	(7,511)
Zinc Futures	01/28/16	3	USD	130,288	(10,197)
Zinc Futures	02/16/16	2	USD	79,861	344
Zinc Futures	03/14/16	166	USD	6,559,565	117,785

Futures Contracts—Short
Aluminum Futures	01/06/16	(55)	USD	(2,147,615)	$84,290
Aluminum Futures	01/08/16	(4)	USD	(161,625)	11,495
Aluminum Futures	01/15/16	(10)	USD	(391,476)	15,538
Aluminum Futures	01/20/16	(6)	USD	(230,535)	4,710
Aluminum Futures	01/22/16	(14)	USD	(530,391)	3,466
Aluminum Futures	01/26/16	(8)	USD	(302,980)	1,881
Aluminum Futures	01/28/16	(11)	USD	(410,273)	(3,822)
Aluminum Futures	02/16/16	(8)	USD	(294,080)	(7,870)
Aluminum Futures	03/14/16	(18)	USD	(666,041)	(12,446)
Copper Futures	01/06/16	(3)	USD	(388,941)	35,976
Copper Futures	01/22/16	(1)	USD	(130,673)	12,894
Copper Futures	02/16/16	(73)	USD	(8,639,827)	41,796
Lead Futures	01/06/16	(14)	USD	(570,466)	(58,477)
Lead Futures	01/08/16	(4)	USD	(174,298)	(5,395)
Lead Futures	01/20/16	(1)	USD	(44,460)	(459)
Lead Futures	01/22/16	(3)	USD	(131,168)	(3,584)
Lead Futures	01/26/16	(2)	USD	(88,145)	(1,687)
Lead Futures	01/28/16	(2)	USD	(87,670)	(2,159)
Lead Futures	02/16/16	(3)	USD	(119,768)	(15,040)
Lead Futures	03/14/16	(9)	USD	(377,093)	(27,176)
Nickel Futures	01/06/16	(7)	USD	(418,257)	49,475
Nickel Futures	01/08/16	(2)	USD	(125,444)	20,065
Nickel Futures	01/20/16	(1)	USD	(61,870)	9,142
Nickel Futures	01/22/16	(2)	USD	(125,185)	19,719
Nickel Futures	01/28/16	(1)	USD	(63,592)	10,842
Nickel Futures	02/16/16	(2)	USD	(112,825)	7,207
Nickel Futures	03/14/16	(1)	USD	(52,388)	(496)
Zinc Futures	01/06/16	(21)	USD	(877,738)	41,292
Zinc Futures	01/08/16	(1)	USD	(44,322)	4,467
Zinc Futures	01/15/16	(2)	USD	(90,194)	10,315
Zinc Futures	01/22/16	(4)	USD	(174,540)	14,510
Zinc Futures	01/26/16	(2)	USD	(87,920)	7,875
Zinc Futures	01/28/16	(3)	USD	(131,093)	11,002
Zinc Futures	02/16/16	(2)	USD	(79,795)	(410)
Zinc Futures	03/14/16	(5)	USD	(187,427)	(13,698)

Net Unrealized Appreciation					$3,576,117

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
0.000%	01/28/16	Citibank N.A.	Brent Crude Futures	USD	63,879,440	$(1,083,550)	$—	$(1,083,550)
0.000%	01/28/16	Merrill Lynch International	Brent Crude Futures	USD	52,295,310	103,660	—	103,660
0.000%	03/21/16	Bank of America N.A.	Canada Government Bond 10 Year Futures	CAD	19,485,918	284,507	—	284,507
0.000%	02/19/16	Citibank N.A.	Corn No. 2 Futures	USD	2,728,246	(109,371)	—	(109,371)
0.000%	02/19/16	Merrill Lynch International	Corn No. 2 Futures	USD	1,961,400	(77,963)	—	(77,963)
0.000%	01/19/16	Merrill Lynch International	Crude Oil Futures	USD	54,208,490	(3,130,330)	—	(3,130,330)
0.000%	01/19/16	Citibank N.A.	Crude Oil Futures	USD	71,869,360	(4,012,080)	—	(4,012,080)
0.000%	03/08/16	Bank of America N.A.	Euro-Bund Futures	EUR	37,460,639	(551,372)	—	(551,372)
0.000%	01/28/16	Bank of America N.A.	Hang Seng China Enterprises Index Futures	HKD	339,007,367	(915,654)	—	(915,654)
0.000%	01/28/16	Bank of America N.A.	Hang Seng Index Future	HKD	37,533,423	(36,958)	—	(36,958)
0.000%	02/17/16	Bank of America N.A.	Ibovespa Futures	BRL	50,643,563	(582,454)	—	(582,454)
0.000%	03/14/16	Bank of America N.A.	Japanese Government 10 Year Bond Futures	JPY	18,449,364,800	262,866	—	262,866
0.000%	02/12/16	Merrill Lynch International	Lean Hogs Futures	USD	1,127,280	44,800	—	44,800
0.000%	02/05/16	Merrill Lynch International	Live Cattle Futures	USD	18,505,700	372,700	—	372,700
0.000%	03/29/16	Bank of America N.A.	Long Gilt Futures	GBP	54,475,340	(433,503)	—	(433,503)
0.000%	02/10/16	Merrill Lynch International	Low Sulphur Gas Oil Futures	USD	14,296,800	(1,996,400)	—	(1,996,400)
0.000%	02/10/16	Citibank N.A.	Low Sulphur Gas Oil Futures	USD	26,179,710	(3,651,260)	—	(3,651,260)
0.000%	01/28/16	Bank of America N.A.	MSCI Taiwan Stock Index Futures	USD	14,725,480	(144,720)	—	(144,720)
0.000%	01/28/16	Merrill Lynch International	NY Harbor ULSD Futures	USD	14,284,452	(2,011,464)	—	(2,011,464)
0.000%	01/28/16	Citibank N.A.	NY Harbor ULSD Futures	USD	20,022,513	(2,793,126)	—	(2,793,126)
0.000%	01/27/16	Citibank N.A.	Natural Gas Futures	USD	11,984,000	1,103,200	—	1,103,200
0.000%	01/27/16	Merrill Lynch International	Natural Gas Futures	USD	10,138,860	938,520	—	938,520
0.000%	01/27/16	Barclays Bank plc	Natural Gas Futures	USD	455,280	35,490	—	35,490
0.000%	01/28/16	Citibank N.A.	RBOB Gasoline Futures	USD	18,941,328	703,248	—	703,248
0.000%	01/28/16	Merrill Lynch International	RBOB Gasoline Futures	USD	14,839,373	534,643	—	534,643
1.000%	02/19/16	Citibank N.A.	Soybean Futures	USD	6,779,883	(125,158)	—	(125,158)
0.000%	03/14/16	Merrill Lynch International	Soybean Futures	USD	6,302,175	(122,788)	—	(122,788)
0.000%	03/18/16	Bank of America N.A.	Swiss Market Index Futures	CHF	34,413,525	1,006,165	—	1,006,165
0.000%	03/21/16	Bank of America N.A.	U.S. Treasury Note 10 Year Futures	USD	619,613,486	(1,287,892)	—	(1,287,892)
0.000%	02/19/16	Citibank N.A.	Wheat Futures	USD	2,667,071	(270,070)	—	(270,070)

Totals						$(17,946,314)	$—	$(17,946,314)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$761,650,889	$—	$761,650,889
Total Foreign Government*	—	560,064,883	—	560,064,883
Short-Term Investments
Mutual Funds	1,670,896,837	—	—	1,670,896,837
U.S. Treasury	—	808,599,034	—	808,599,034
Total Short-Term Investments	1,670,896,837	808,599,034	—	2,479,495,871
Total Investments	$1,670,896,837	$2,130,314,806	$—	$3,801,211,643

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,875,221	$—	$3,875,221
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(10,601,052)	—	(10,601,052)
Total Forward Contracts	$—	$(6,725,831)	$—	$(6,725,831)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$28,070,558	$—	$—	$28,070,558
Futures Contracts (Unrealized Depreciation)	(24,494,441)	—	—	(24,494,441)
Total Futures Contracts	$3,576,117	$—	$—	$3,576,117
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$5,389,799	$—	$5,389,799
OTC Swap Contracts at Value (Liabilities)	—	(23,336,113)	—	(23,336,113)
Total OTC Swap Contracts	$—	$(17,946,314)	$—	$(17,946,314)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$3,801,211,643
Cash	900,000
Cash denominated in foreign currencies (b)	3,681,953
Cash collateral (c)	139,339,275
OTC swap contracts at market value	5,389,799
Unrealized appreciation on forward foreign currency exchange contracts	3,875,221
Receivable for:
Fund shares sold	58,084
Interest	2,140,537
Variation margin on futures contracts	7,352,862
Prepaid expenses	12,431

Total Assets	3,963,961,805
Liabilities
OTC swap contracts at market value	23,336,113
Unrealized depreciation on forward foreign currency exchange contracts	10,601,052
Payables for:
OTC swap contracts	51,884,610
Fund shares redeemed	2,123,087
Variation margin on futures contracts	8,805,594
Accrued Expenses:
Management fees	2,001,230
Distribution and service fees	830,845
Deferred trustees’ fees	64,810
Other expenses	573,234

Total Liabilities	100,220,575

Net Assets	$3,863,741,230

Net Assets Consist of:
Paid in surplus	$3,941,096,191
Undistributed net investment income	5,489,936
Accumulated net realized loss	(31,940,668)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(50,904,229)

Net Assets	$3,863,741,230

Net Assets
Class B	$3,863,741,230
Capital Shares Outstanding*
Class B	461,641,040
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,831,060,789.
(b)	Identified cost of cash denominated in foreign currencies was $3,676,338.
(c)	Includes collateral of $113,703,835 for futures contracts, $20,944,958 for forward foreign currency exchange contracts and $4,690,482 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2015

Investment Income
Interest (a)	$5,207,325

Total investment income	5,207,325
Expenses
Management fees	27,298,937
Administration fees	155,922
Custodian and accounting fees	698,145
Distribution and service fees—Class B	11,166,224
Interest expense	94,272
Audit and tax services	104,362
Legal	27,380
Trustees’ fees and expenses	35,173
Shareholder reporting	126,148
Insurance	30,821
Miscellaneous	36,257

Total expenses	39,773,641
Less management fee waiver	(636,596)

Net expenses	39,137,045

Net Investment Loss	(33,929,720)

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(111,374,361)
Futures contracts	41,827,108
Swap contracts	(379,041,487)
Foreign currency transactions	81,417,723
Capital gain distributions	5,770

Net realized loss	(367,165,247)

Net change in unrealized appreciation (depreciation) on:
Investments	39,477,308
Futures contracts	(85,821,683)
Swap contracts	50,841,436
Foreign currency transactions	(18,292,587)

Net change in unrealized depreciation	(13,795,526)

Net realized and unrealized loss	(380,960,773)

Net Decrease in Net Assets From Operations	$(414,890,493)

(a)	Net of foreign withholding taxes of $30,629.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(33,929,720)	$(8,796,477)
Net realized gain (loss)	(367,165,247)	219,146,745
Net change in unrealized depreciation	(13,795,526)	(515,698)

Increase (decrease) in net assets from operations	(414,890,493)	209,834,570

From Distributions to Shareholders
Net investment income
Class B	(245,638,078)	0
Net realized capital gains
Class B	(439,979,919)	(23,202,826)

Total distributions	(685,617,997)	(23,202,826)

Increase (decrease) in net assets from capital share transactions	202,132,838	(560,566,503)

Total decrease in net assets	(898,375,652)	(373,934,759)

Net Assets
Beginning of period	4,762,116,882	5,136,051,641

End of period	$3,863,741,230	$4,762,116,882

Undistributed net investment income
End of period	$5,489,936	$232,928,057

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	4,083,918	$39,139,504	5,933,583	$66,767,523
Reinvestments	73,171,611	685,617,997	2,097,905	23,202,826
Redemptions	(53,309,089)	(522,624,663)	(59,286,512)	(650,536,852)

Net increase (decrease)	23,946,440	$202,132,838	(51,255,024)	$(560,566,503)

Increase (decrease) derived from capital shares transactions		$202,132,838		$(560,566,503)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,					May 2, 2011 through December 31, 2011(a)		Period April 19, 2011 through May 2, 2011(a)
	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.88	$10.50	$11.52	$10.53		$10.36	(b)	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (c)	(0.07)	(0.02)	(0.07)	(0.00	)(d)	(0.01)		0.51
Net realized and unrealized gain (loss) on investments	(0.79)	0.45	(0.30)	1.11		0.36		(0.15)

Total from investment operations	(0.86)	0.43	(0.37)	1.11		0.35		0.36

Less Distributions
Distributions from net investment income	(0.59)	0.00	(0.23)	(0.06)		(0.15)		0.00
Distributions from net realized capital gains	(1.06)	(0.05)	(0.42)	(0.06)		(0.03)		0.00

Total distributions	(1.65)	(0.05)	(0.65)	(0.12)		(0.18)		0.00

Net Asset Value, End of Period	$8.37	$10.88	$10.50	$11.52		$10.53		$10.36

Total Return (%) (e)	(9.57)	4.00	(3.39)	10.56		3.38	(f)(g)	3.60	(f)(h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.90	0.98		1.18	(i)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.89	0.89	0.88	0.89		0.95	(i)
Net ratio of expenses to average net assets (%) (j)	0.88	0.87	0.89	0.98		1.15	(i)
Net ratio of expenses to average net assets excluding interest expense (%) (j)	0.88	0.87	0.87	0.89		0.92	(i)
Ratio of net investment income (loss) to average net assets (%)	(0.76)	(0.17)	(0.66)	(0.04)		(0.06	)(i)
Portfolio turnover rate (%)	122	30	173	79		8	(f)
Net assets, end of period (in millions)	$3,863.7	$4,762.1	$5,136.1	$5,694.3		$2,584.1

(a)	Commencement of operations was April 19, 2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was May 2, 2011.
(b)	Net Asset Value on SEC Effective Date, May 2, 2011.
(c)	Per share amounts based on average shares outstanding during the period.
(d)	Net investment income (loss) was less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Total return for the period May 2, 2011 to December 31, 2011.
(h)	Total return for the period April 19, 2011 to May 2, 2011.
(i)	Computed on an annualized basis.
(j)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements-December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Total Assets at December 31, 2015
AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$386,001,783	9.7%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the consolidated financial statements were issued.

MIST-14

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

MIST-15

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, premium amortization adjustments, net operating loss, controlled foreign corporation adjustments and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign

MIST-16

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or

MIST-17

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$547,373	OTC swap contracts at market value	$2,272,767
	Unrealized appreciation on futures contracts (a) (b)	3,846,995	Unrealized depreciation on futures contracts (a) (b)	17,649,238

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Equity	OTC swap contracts at market value	$1,006,165	OTC swap contracts at market value	$1,679,786
	Unrealized appreciation on futures contracts (a) (b)	15,970,836	Unrealized depreciation on futures contracts (a) (b)	1,876,532
Commodity	OTC swap contracts at market value	3,836,261	OTC swap contracts at market value	19,383,560
	Unrealized appreciation on futures contracts (a) (b)	8,252,727	Unrealized depreciation on futures contracts (a) (b)	4,968,671
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,875,221	Unrealized depreciation on forward foreign currency exchange contracts	10,601,052

Total		$37,335,578		$58,431,606

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$1,553,538	$(1,553,538)	$—	$—
Barclays Bank plc	35,490	—	—	35,490
Citibank N.A.	3,716,767	(3,716,767)	—	—
Credit Suisse International	1,964,902	(1,964,902)	—	—
Merrill Lynch International	1,994,323	(1,994,323)	—	—

	$9,265,020	$(9,229,530)	$—	$35,490

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$3,952,553	$(1,553,538)	$(2,399,015)	$—
Citibank N.A.	16,945,474	(3,716,767)	(13,228,707)	—
Credit Suisse International	5,700,193	(1,964,902)	(3,735,291)	—
Merrill Lynch International	7,338,945	(1,994,323)	(5,344,622)	—

	$33,937,165	$(9,229,530)	$(24,707,635)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$80,088,135	$80,088,135
Futures contracts	102,520,048	11,601,349	(72,294,289)	—	41,827,108
Swap contracts	1,255,587	(13,700,494)	(366,596,580)	—	(379,041,487)

	$103,775,635	$(2,099,145)	$(438,890,869)	$80,088,135	$(257,126,244)

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(18,219,743)	$(18,219,743)
Futures contracts	(56,013,395)	(41,249,691)	11,441,403	—	(85,821,683)
Swap contracts	(15,849,882)	(3,623,303)	70,314,621	—	50,841,436

	$(71,863,277)	$(44,872,994)	$81,756,024	$(18,219,743)	$(53,199,990)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,081,771,932
Futures contracts long	2,727,730,150
Futures contracts short	(26,963)
Swap contracts	94,578,083

‡	Averages are based on activity levels during 2015.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,136,210,073	$1,085,780,288	$1,423,441,469	$1,336,894,555

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$27,298,937	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$486,253,651	$—	$198,781,167	$23,202,826	$583,179	$—	$685,617,997	$23,202,826

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$—	$(59,102,517)	$(18,187,633)	$(77,290,150)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had accumulated long term capital losses of $18,187,633.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Risk Balanced Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AQR Global Risk Balanced Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from April 19, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AQR Global Risk Balanced Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from April 19, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

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Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-24

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-25

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-26

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-27

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

AQR Global Risk Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AQR Capital Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year and three-year periods ended June 30, 2015. The Board also considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the since-inception (beginning May 2, 2011) period ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were slightly above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-28

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned -0.11%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

Trends in monetary policy and economic growth at both a global and local level were the key drivers of asset prices in 2015. There were historic moves across both of these dimensions with landmark monetary policy decisions by the European Central Bank (the “ECB”) and the U.S. Federal Reserve (the “Fed”). While central banks broadly pursued a more dovish policy stance than anticipated at the start of the year, growth trajectories were mixed with the U.S. and Europe continuing their recoveries and emerging economies battling structural headwinds.

Monetary policy drove much of the equity performance divergence across developed markets. European equities were among the top performers into mid-year as the ECB over-delivered with their quantitative easing (“QE”) announcement in January. This tailwind subsequently abated as hopes for additional easing were not fully realized at the December ECB meeting. Japanese equities also gained on the back of continued monetary accommodation and growing corporate profits, despite lackluster economic activity. The prospect of monetary tightening cast a long shadow over U.S. equities, which struggled to outperform. Emerging markets also fought an uphill battle, held back by an appreciating U.S. dollar, falling commodity prices, and flagging exports. Though emerging market equities underperformed their developed market counterparts, investors focused on differentiating across the emerging world based on relative growth expectations.

Growth trends were generally stronger in the consumer sector particularly in developed economies where lower oil prices stimulated consumer spending, while the manufacturing sector remained weak. As a result, consumer-facing industries and technology firms outperformed. Commodity producers were the worst performers as oil and metals sold off, while downstream firms (e.g., refiners) benefitted.

Equity volatility increased over the course of the year, especially into the second half, reflecting a tension between continued easy global monetary policy, stretched valuations, and bursts of global growth concerns emanating from emerging markets. This was most evident in August as seemingly panicked moves by Chinese policymakers drove volatility sharply higher.

Fixed income markets were largely driven by two main forces—policy expectations and the impact of large swings in oil prices on inflation. The combination of aggressive policy easing and weak inflation drove core European bond yields sharply lower in the first quarter of the year. The ECB’s larger-than-expected stimulus program set the stage for an ensuing market correction with stabilization in oil prices acting as a catalyst to push core yields sharply higher during the second quarter. It also led to excessively elevated easing expectations that were eventually disappointed at the December ECB meeting. U.S. bond markets finished the year close to flat; long-term rates remained contained by mixed economic data, while two-year yields significantly rose in anticipation of a Fed rate hike. Emerging market (Brazil, South Africa, Malaysia) sovereign bonds underperformed on a combination of weaker commodity prices, increasing political uncertainty, and depreciating exchange rates.

Commodities continued their downward trend as persistent weakness in emerging economy growth weighed on demand and drove prices lower. The Fed’s gradual move to tighten policy led to significant dollar strength, adding to downward pressure on commodity prices. Supply developments also contributed to the collapse in oil prices with the technological improvement witnessed in shale enhancing supply. Moreover, a reduction in the Organization of Petroleum Exporting Countries’ production were disappointed, leading to a continued decline in oil into the end of the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a broad range of asset classes in a tactical sleeve. The volatility of the Portfolio is generally managed by transferring assets out of the tactical sleeve into cash during periods of high volatility, and back into the tactical sleeve when volatility subsides.

Relative to the Strategic Asset Allocation, directional and cross-country positioning in equities were the primary drivers of positive performance. Currency positioning also added value, while fixed income views modestly detracted. Additionally, volatility management modestly weighed on returns, yet effectively dampened volatility, thus creating a smoother ride for investors.

From a broad asset allocation perspective, the Portfolio benefitted from an overweight to equities as global risk assets advanced, particularly at the start of the year. During the period, we gradually reduced the Portfolio’s aggregate equity exposure due to heightened uncertainty surrounding growth and monetary policy across the world. Within fixed income, the Portfolio maintained a U.S. duration underweight, which detracted from performance in early 2015 given the spill over from ECB easing and yield compression in global bond markets.

In Europe, we retained the view that monetary easing by the ECB and improving economic activity would support risk assets. This theme aided performance, primarily in the first quarter, as Eurozone equities sharply rallied and the euro weakened against the dollar, driven by stronger economic data and positive sentiment over the ECB’s generous QE package. We reduced the Portfolio’s overweight mid-year on softer growth impulses and heightened political uncertainty, yet reinitiated the position on the back of economic stabilization toward year-end. This allowed the Portfolio to benefit from the fourth quarter equity rally. We took some profits on the Portfolio’s European equity position ahead of the December ECB meeting, closing 2015 with a modest long position.

MIST-1

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

We remained constructive on Japanese equities on the basis of supportive policy, corporate governance reform, and attractive valuations. This view contributed to performance as Japanese equities outperformed, supported by the dual tailwinds of monetary easing and attractive valuations. The Portfolio maintained a Japanese equity overweight throughout most of the year, yet closed out of this position in the third quarter following a sustained deceleration in economic growth.

We maintained a generally bearish stance on the U.S. given weak earnings, expensive valuations, and lingering uncertainty surrounding the path of interest rates. While a short-lived equity overweight detracted during the first quarter due to slowing economic activity, an equity underweight throughout the rest of the period also weighed on performance as stocks traded in a narrow range. Stronger economic data, including continued gains in employment, enabled the Fed to commence policy normalization at its December meeting. We closed the Portfolio’s equity underweight position on the back of improving growth dynamics and heightened expectations for a Fed rate hike.

With monetary policy differentiation a key focus in the Portfolio’s currency positioning, underweights to the euro and yen versus the dollar benefitted performance as the Fed’s gradual move to raise rates led to a significant bout of dollar strength. We took profits on the Portfolio’s euro and yen short positions at the end of the year given depreciation and less dovish policy rhetoric.

While we remained wary of the broad emerging market complex, we selectively explored attractive value opportunities. In the first half of the year, we rotated out of Taiwanese equities in favor of Indian equities, which we believed would benefit from an accommodative policy regime and strong macroeconomic tailwinds. However, we closed this position in the second quarter following underperformance due to disappointing corporate earnings and negative investor sentiment.

Within fixed income, an underweight to global duration, primarily expressed via U.S. Treasuries, detracted from performance. Additionally, the Portfolio held Australian and U.K. bonds as a means of offsetting its U.S. fixed income underweight. We closed both positions in the third quarter on signs that concerns over global disinflation were exaggerated. In December, we reinitiated the Portfolio’s U.S. duration underweight position on the basis of accelerating growth momentum and the advent of policy normalization.

As market volatility rose in late August, we de-risked the Portfolio to create a smoother ride for investors. We reduced Portfolio risk primarily by selling equities as we believed that the source of the market turbulence was a growth scare emanating from China and transmitted through the equity market. As volatility abated in late September, the Portfolio returned to its fully-invested positioning. While the return impact from de-risking was modestly negative, the reduction in volatility was substantial.

During the period, the Portfolio held derivatives, which positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total portfolio NAV in order to help dampen volatility. This position dampened performance as interest rates rose; over the period, the 10-year U.S. Treasury rate climbed from 2.17% to 2.27%. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. Over the year, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Switzerland, Japan, Hong Kong, Singapore, Australia, and broad Europe. The Portfolio also used a total return swap on the MSCI Switzerland Index and the S&P GSCI Index to gain exposure to equities and commodities, respectively. In terms of fixed income, the Portfolio used U.S. 10- and 5-year Treasury Note futures, long U.S. bond futures, Australian 10- and 3-year bond futures, and long gilt futures to help adjust Portfolio duration according to our views.

The Portfolio ended the year 2% overweight equities through Europe on the basis of attractive valuations, relatively robust growth dynamics, and supportive policy. Within fixed income, the Portfolio held an underweight in U.S. duration, reflecting improving domestic economic activity and normalizing financial conditions.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	-0.11	4.54
Dow Jones Moderate Index	-1.21	4.96

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
iShares 1-3 Year Credit Bond ETF	6.5
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.9
Vanguard Total Bond Market ETF	5.7
iShares Core U.S. Aggregate Bond ETF	4.9
iShares MSCI EAFE Fund	4.4
Powershares QQQ Trust - Series 1	3.5
Financial Select Sector SPDR Fund	3.0
iShares U.S. Real Estate ETF	2.1
Health Care Select Sector SPDR Fund	2.0
Consumer Discretionary Select Sector SPDR Fund	2.0

MIST-3

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)(b)	Actual	0.89%	$1,000.00	$976.40	$4.43
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Mutual Funds—52.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—52.1%
Consumer Discretionary Select Sector SPDR Fund (a)	1,907,756	$149,091,131
Consumer Staples Select Sector SPDR Fund (a)	2,535,939	128,039,560
Energy Select Sector SPDR Fund (a)	1,385,355	83,883,245
Financial Select Sector SPDR Fund (a)	9,339,060	222,082,847
Health Care Select Sector SPDR Fund (a)	2,109,513	151,990,412
Industrial Select Sector SPDR Fund (a)	2,702,775	143,274,103
iShares 1-3 Year Credit Bond ETF (a) (b)	4,618,949	483,142,065
iShares Core U.S. Aggregate Bond ETF (b)	3,419,215	369,309,412
iShares iBoxx $ Investment Grade Corporate Bond ETF (b)	3,858,200	439,873,382
iShares Intermediate Credit Bond ETF (b)	1,173,627	125,906,705
iShares MSCI EAFE Fund (a) (b)	5,598,492	328,911,405
iShares MSCI Japan Fund (a) (b)	2,978,237	36,096,232
iShares U.S. Real Estate ETF (a) (b)	2,080,408	156,259,445
Materials Select Sector SPDR Fund (a)	1,102,186	47,856,916
Powershares QQQ Trust - Series 1 (a)	2,330,863	260,730,335
SPDR S&P 500 ETF Trust (a)	234,454	47,802,826
Technology Select Sector SPDR Fund (a)	3,193,938	136,796,365
Utilities Select Sector SPDR Fund (a)	1,071,224	46,362,575
Vanguard Short-Term Corporate Bond ETF (a)	1,458,405	115,199,411
Vanguard Total Bond Market ETF	5,264,314	425,145,999

Total Mutual Funds (Cost $3,820,545,404)		3,897,754,371

Short-Term Investments—63.2%

Mutual Funds—20.1%
SSGA USD Liquidity Fund, S2 Shares 0.218% (c)	108,521,098	108,521,098
State Street Navigator Securities Lending MET Portfolio (d)	1,391,830,070	1,391,830,070

		1,500,351,168

Repurchase Agreement—43.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $3,227,288,220 on 01/04/16, collateralized by $3,308,475,000 U.S. Government Agency Obligations with rates ranging from 1.000% - 1.840%, maturity dates ranging from 11/30/19 - 06/30/20, with a value of $3,291,844,373.	3,227,277,462	3,227,277,462

Total Short-Term Investments (Cost $4,727,628,630)		4,727,628,630

Total Investments—115.3% (Cost $8,548,174,034) (e)		8,625,383,001
Other assets and liabilities (net)—(15.3)%		(1,142,786,950)

Net Assets—100.0%		$7,482,596,051

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $1,428,043,384 and the collateral received consisted of cash in the amount of $1,391,830,070 and non-cash collateral with a value of $83,136,081. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2015.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(e)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $8,606,569,105. The aggregate unrealized appreciation and depreciation of investments were $138,338,391 and $(119,524,495), respectively, resulting in net unrealized appreciation of $18,813,896 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
SEK	431,000,000	Goldman Sachs & Co.	02/02/16	$49,598,819	$1,501,324

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian Currency Futures	03/14/16	1,529	USD	109,616,839	$1,480,301
British Pound Currency Futures	03/14/16	3,239	USD	303,580,255	(5,308,843)
CAC 40 Index Futures	01/15/16	688	EUR	31,690,640	241,519
DAX Index Futures	03/18/16	191	EUR	50,106,822	1,444,810
Euro Currency Futures	03/14/16	3,348	USD	457,343,444	(1,764,344)
Euro Stoxx 50 Index Futures	03/18/16	14,748	EUR	477,186,287	7,436,709
FTSE 100 Index Futures	03/18/16	3,236	GBP	193,567,676	10,318,816
FTSE MIB Index Futures	03/18/16	130	EUR	13,796,462	153,056
Hang Seng Index Futures	01/28/16	276	HKD	301,722,388	82,014
IBEX 35 Index Futures	01/15/16	179	EUR	17,361,873	(336,671)
Japanese Yen Currency Futures	03/14/16	3,272	USD	333,166,410	7,632,840
MSCI Singapore Index Futures	01/28/16	878	SGD	28,391,587	14,453
Nikkei 225 Index Futures	03/10/16	2,081	JPY	41,057,395,311	(12,113,360)
OMX Stockholm 30 Index Futures	01/15/16	2,703	SEK	384,169,688	855,861
Russell 2000 Mini Index Futures	03/18/16	3,891	USD	430,967,009	9,299,641
S&P 500 E-Mini Index Futures	03/18/16	3,086	USD	310,124,277	3,937,943
SPI 200 Index Futures	03/17/16	1,096	AUD	134,071,192	7,265,581
Swiss Franc Currency Futures	03/14/16	1,236	USD	156,325,232	(1,330,832)
U.S. Treasury Long Bond Futures	03/21/16	479	USD	73,331,729	314,521
U.S. Treasury Note 5 Year Futures	03/31/16	2,305	USD	273,324,318	(595,997)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/21/16	(976)	USD	(122,764,292)	(120,208)

Net Unrealized Appreciation					$28,907,810

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
1.000%	01/19/16	Credit Suisse International	MSCI Switzerland Index Net Dividends	CHF	14,086,821	$680,686	$—	$680,686
1.000%	01/19/16	UBS AG	MSCI Switzerland Index Net Dividends	CHF	129,073,986	2,605,722	—	2,605,722
1.124%	01/19/16	UBS AG	MSCI Switzerland Index Net Dividends	CHF	129,073,986	—	—	—
0.120%	03/04/16	JPMorgan Chase Bank N.A.	S&P GSCI Index	USD	63,361,108	(2,392,008)	—	(2,392,008)
0.120%	03/04/16	JPMorgan Chase Bank N.A.	S&P GSCI Index	USD	58,502,038	(5,305,401)	—	(5,305,401)
0.120%	03/04/16	JPMorgan Chase Bank N.A.	S&P GSCI Index	USD	172,980,141	(6,530,344)	—	(6,530,344)

Totals						$(10,941,345)	$—	$(10,941,345)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	1.985%	10/06/25	USD	425,000,000	$(8,256,887)
Pay	3M LIBOR	2.030%	10/05/25	USD	375,000,000	(5,767,376)
Pay	3M LIBOR	2.035%	10/08/25	USD	413,000,000	(6,569,427)
Pay	3M LIBOR	2.050%	10/07/25	USD	314,000,000	(4,319,196)
Pay	3M LIBOR	2.050%	10/09/25	USD	182,000,000	(2,591,258)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	2.080%	10/13/25	USD	238,000,000	$(2,618,224)
Pay	3M LIBOR	2.090%	10/13/25	USD	356,000,000	(3,595,087)

Net Unrealized Depreciation						$(33,717,455)

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,897,754,371	$—	$—	$3,897,754,371
Short-Term Investments
Mutual Funds	1,500,351,168	—	—	1,500,351,168
Repurchase Agreement	—	3,227,277,462	—	3,227,277,462
Total Short-Term Investments	1,500,351,168	3,227,277,462	—	4,727,628,630
Total Investments	$5,398,105,539	$3,227,277,462	$—	$8,625,383,001

Collateral for Securities Loaned (Liability)	$—	$(1,391,830,070)	$—	$(1,391,830,070)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,501,324	$—	$1,501,324
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$50,478,065	$—	$—	$50,478,065
Futures Contracts (Unrealized Depreciation)	(21,570,255)	—	—	(21,570,255)
Total Futures Contracts	$28,907,810	$—	$—	$28,907,810
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(33,717,455)	$—	$(33,717,455)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,286,408	$—	$3,286,408
OTC Swap Contracts at Value (Liabilities)	—	(14,227,753)	—	(14,227,753)
Total OTC Swap Contracts	$—	$(10,941,345)	$—	$(10,941,345)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$3,458,606,893
Affiliated investments at value (c) (d)	1,939,498,646
Repurchase Agreement	3,227,277,462
Cash	797,607
Cash collateral (e)	281,139,234
OTC swap contracts at market value	3,286,408
Unrealized appreciation on forward foreign currency exchange contracts	1,501,324
Receivable for:
Fund shares sold	438,952
Dividends and interest	301,929
Interest on OTC swap contracts	289,780
Variation margin on centrally cleared swap contracts	8,118,051
Prepaid expenses	21,110

Total Assets	8,921,277,396
Liabilities
Cash collateral for OTC swap contracts	5,160,000
OTC swap contracts at market value	14,227,753
Collateral for securities loaned	1,391,830,070
Payables for:
Open OTC swap contracts cash collateral	6,310,000
Fund shares redeemed	609,356
Variation margin on futures contracts	14,397,359
Interest on OTC swap contracts	25,142
Accrued Expenses:
Management fees	3,993,582
Distribution and service fees	1,596,828
Deferred trustees’ fees	64,810
Other expenses	466,445

Total Liabilities	1,438,681,345

Net Assets	$7,482,596,051

Net Assets Consist of:
Paid in surplus	$6,800,276,645
Undistributed net investment income	102,541,459
Accumulated net realized gain	516,643,584
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	63,134,363

Net Assets	$7,482,596,051

Net Assets
Class B	$7,482,596,051
Capital Shares Outstanding*
Class B	724,503,615
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,367,989,974.
(b)	Includes securities loaned at value of $1,115,522,539.
(c)	Identified cost of affiliated investments was $1,952,906,598.
(d)	Includes securities loaned at value of $312,520,845.
(e)	Includes collateral of $177,095,414 for futures contracts, $16,540,000 for OTC swap contracts and $87,503,820 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Underlying ETFs	$37,130,034
Dividends from affiliated investments	55,764,647
Interest	2,842
Securities lending income	3,877,127

Total investment income	96,774,650
Expenses
Management fees	51,480,160
Administration fees	232,965
Custodian and accounting fees	542,440
Distribution and service fees—Class B	19,569,292
Audit and tax services	51,648
Legal	30,987
Trustees’ fees and expenses	35,173
Shareholder reporting	158,019
Insurance	50,275
Miscellaneous	48,064

Total expenses	72,199,023
Less management fee waiver	(2,646,630)

Net expenses	69,552,393

Net Investment Income	27,222,257

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	374,956,809
Affiliated investments	9,746,021
Futures contracts	21,042,581
Swap contracts	76,881,739
Foreign currency transactions	12,932,817
Capital gain distributions from Underlying ETFs	503,030
Capital gain distributions from Affiliated Underlying ETFs	553,735

Net realized gain	496,616,732

Net change in unrealized appreciation (depreciation) on:
Investments	(387,089,603)
Affiliated investments	(60,118,720)
Futures contracts	4,446,332
Swap contracts	(94,427,004)
Foreign currency transactions	826,339

Net change in unrealized depreciation	(536,362,656)

Net realized and unrealized loss	(39,745,924)

Net Decrease in Net Assets From Operations	$(12,523,667)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,222,257	$49,417,840
Net realized gain	496,616,732	267,458,674
Net change in unrealized appreciation (depreciation)	(536,362,656)	141,985,852

Increase (decrease) in net assets from operations	(12,523,667)	458,862,366

From Distributions to Shareholders
Net investment income
Class B	(120,922,240)	(88,385,504)
Net realized capital gains
Class B	(314,257,217)	(416,873,360)

Total distributions	(435,179,457)	(505,258,864)

Increase in net assets from capital share transactions	83,417,309	75,515,382

Total increase (decrease) in net assets	(364,285,815)	29,118,884

Net Assets
Beginning of period	7,846,881,866	7,817,762,982

End of period	$7,482,596,051	$7,846,881,866

Undistributed net investment income
End of period	$102,541,459	$120,488,474

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	15,561,063	$168,205,331	8,542,798	$92,870,143
Reinvestments	40,709,023	435,179,457	48,582,583	505,258,864
Redemptions	(48,291,277)	(519,967,479)	(47,882,117)	(522,613,625)

Net increase	7,978,809	$83,417,309	9,243,264	$75,515,382

Increase derived from capital shares transactions		$83,417,309		$75,515,382

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.95	$11.05	$10.39	$9.52		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.04	0.07	0.06	0.14		0.09
Net realized and unrealized gain (loss) on investments	(0.04)	0.56	0.99	0.73		(0.44)

Total from investment operations	0.00	0.63	1.05	0.87		(0.35)

Less Distributions
Distributions from net investment income	(0.17)	(0.13)	(0.15)	0.00		(0.06)
Distributions from net realized capital gains	(0.45)	(0.60)	(0.24)	(0.00	)(c)	(0.07)

Total distributions	(0.62)	(0.73)	(0.39)	0.00		(0.13)

Net Asset Value, End of Period	$10.33	$10.95	$11.05	$10.39		$9.52

Total Return (%) (d)	(0.11)	5.92	10.31	9.14		(3.41	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.92	0.92	0.92	0.93		0.96	(f)
Net ratio of expenses to average net assets (%) (g) (h)	0.89	0.90	0.91	0.93		0.92	(f)
Ratio of net investment income to average net assets (%)	0.35	0.63	0.58	1.37		1.45	(f)
Portfolio turnover rate (%)	51	25	51	62		75	(e)
Net assets, end of period (in millions)	$7,482.6	$7,846.9	$7,817.8	$6,758.6		$3,685.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Total Assets at December 31, 2015
BlackRock Global Tactical Strategies Portfolio, Ltd.	5/14/2013	$105,403,577	1.2%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value heirarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to

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Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, futures transactions, controlled foreign corporation reversal and swap transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $3,227,277,462, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately

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Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$33,717,455
	Unrealized appreciation on futures contracts (a) (c)	$314,521	Unrealized depreciation on futures contracts (a) (c)	716,205
Equity	OTC swap contracts at market value (d)	3,286,408
	Unrealized appreciation on futures contracts (a) (c)	41,050,403	Unrealized depreciation on futures contracts (a) (c)	12,450,031
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,501,324
	Unrealized appreciation on futures contracts (a) (c)	9,113,141	Unrealized depreciation on futures contracts (a) (c)	8,404,019
Commodity			OTC swap contracts at market value (d)	14,227,753

Total		$55,265,797		$69,515,463

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $289,780 and OTC swap interest payable of $25,142.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Credit Suisse International	$680,686	$—	$(520,000)	$160,686
Goldman Sachs & Co.	1,501,324	—	(1,501,324)	—
UBS AG	2,605,722	—	(2,605,722)	—

	$4,787,732	$—	$(4,627,046)	$160,686

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Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$14,227,753	$—	$(11,120,000)	$3,107,753

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(1,112,080)	$(1,112,080)
Futures contracts	(14,184,565)	69,442,805	—	(34,215,659)	21,042,581
Swap contracts	182,034,002	29,158,456	(134,310,719)	—	76,881,739

	$167,849,437	$98,601,261	$(134,310,719)	$(35,327,739)	$96,812,240

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,501,324	$1,501,324
Futures contracts	(333,431)	(7,947,910)	—	12,727,673	4,446,332
Swap contracts	(113,107,769)	(1,464,071)	20,144,836	—	(94,427,004)

	$(113,441,200)	$(9,411,981)	$20,144,836	$14,228,997	$(88,479,348)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$50,251,940
Futures contracts long	1,203,428,171
Futures contracts short	(497,866,667)
Swap contracts	2,493,329,670

‡	Averages are based on activity levels during 2015.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering

MIST-18

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,305,066,793	$0	$4,076,350,337

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$51,480,160	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

MIST-19

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First 100 million
0.075%	$100 million to $300 million
0.025%	$300 million to $600 million
0.030%	$3 billion to $5 billion
0.060%	Over $ 5 billion

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived, if applicable, for the period ended December 31, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Underlying ETFs

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the year ended December 31, 2015 were as follows:

Underlying ETF/Security	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
iShares 1-3 Year Credit Bond ETF	4,618,949	—	—	4,618,949
iShares Core U.S. Aggregate Bond ETF	7,646,966	542,141	(4,769,892)	3,419,215
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,858,200	—	—	3,858,200
iShares Intermediate Credit Bond ETF	1,173,627	—	—	1,173,627
iShares MSCI EAFE Fund	5,418,553	6,741,215	(6,561,276)	5,598,492
iShares MSCI EMU ETF	1,694,629	—	(1,694,629)	—
iShares MSCI Japan Fund	—	2,978,237	—	2,978,237
iShares U.S. Real Estate ETF	—	2,947,617	(867,209)	2,080,408

MIST-20

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of December 31, 2015
iShares 1-3 Year Credit Bond ETF	$—	$—	$5,717,792	$483,142,065
iShares Core U.S. Aggregate Bond ETF	(5,753,719)	553,735	14,854,619	369,309,412
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	—	15,281,431	439,873,382
iShares Intermediate Credit Bond ETF	—	—	3,165,542	125,906,705
iShares MSCI EAFE Fund	31,006,441	—	8,867,617	328,911,405
iShares MSCI EMU ETF	(6,117,183)	—	1,165,132	—
iShares MSCI Japan Fund	—	—	261,263	36,096,232
iShares U.S. Real Estate ETF	(9,389,518)	—	6,451,251	156,259,445

	$9,746,021	$553,735	$55,764,647	$1,939,498,646

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$298,087,382	$281,859,284	$137,092,075	$223,399,580	$435,179,457	$505,258,864

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$223,769,165	$491,408,850	$(32,793,797)	$—	$682,384,218

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-21

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Tactical Strategies Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Tactical Strategies Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodians, transfer agent, and brokers; when the replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Tactical Strategies Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-22

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-23

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-24

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-25

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-26

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Global Tactical Strategies Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year and since-inception (beginning May 2, 2011) periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended October 31, 2015, but underperformed this benchmark for the three-year and since-inception periods ended October 31, 2015. The Board also noted that the Portfolio underperformed its blended index for the one-year, three-year and since-inception periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the BlackRock High Yield Portfolio returned -3.74% and -4.05%, respectively. The Portfolio’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned -4.43%.

MARKET ENVIRONMENT / CONDITIONS

The end of the year proved challenging for the high yield market, and following November’s -2.2% descent, U.S. high yield toppled another -2.5% in December per the Barclays U.S. Corporate High Yield Index. The market’s 2-month return of -4.7% was enough to cancel gains generated in October, and consequently, quarterly results suffered, with the asset class trading -2.1% lower. For the year, U.S. high yield returns totaled -4.4%, and albeit negative, it was only the third negative performance year in the last 15. Weakness in commodity-related sectors was by far the largest driver of high yield returns for the year. In fact, ex-commodities, market returns were roughly flat for full-year 2015. Energy, roughly 11% of the U.S. high yield universe, was the key focal point for investors, and the sector declined -24% in 2015, including a -12.9% plunge in the fourth quarter, and a staggering -12.2% setback in December. From a rating perspective, higher quality high yield assets have outperformed throughout 2015, with BB-rated high yield assets returning -1.0% in 2015, while single-B and CCC-rated credit names contracted -4.7%, and -12.1%, respectively. Broadly, volatility and uncertainty dominated the 2015 storyline, and while high yield risks remained acute, market participants also grappled with mounting deflationary pressures, global growth concerns, a slowing China, and monetary policy divergence. The combination of these factors led to spreads moving 188 basis points higher for the year to Treasury plus 707 basis points, representing a final yield-to-worst (“YTW”) of 8.7% and average price of 89. For context, today’s YTW is 213 basis points higher than 2014 year-end, and 383 basis points higher than June of 2014 when the Energy correction commenced.

December new-issue volumes were negligible, with only 10 high yield bonds priced, totaling $4.7 billion, the lowest monthly total since $4.2 billion were priced in December 2011. High yield new-issue volumes have remained subdued for the last seven months. For context, the average of new-issue volumes per month since May has been $17.8 billion, which is about half of the average of the first five months ($33.7 billion) and of the full-year 2014 ($29.6 billion). Overall, high yield bond volume totaled $293 billion for 2015, representing an 18% year-over-year fall from last year’s $365 billion.

Default activity was elevated in 2015, fueled by deterioration in the commodity space and led by defaults in the Energy and Metals & Mining sectors. For context, these two commodity sectors accounted for more than seventy percent of 2015’s default volume. In 2015, 37 companies defaulted, totaling $37.7 billion in bonds and loans, the sixth highest total on record and the second highest total since the credit crisis, behind 2014’s 27 defaults totaling $69.6 billion. Notably, bond and loan defaults were not evenly divided this year, with 17 bond-only defaults, 8 loan-only defaults, and 12 defaults where the company had both outstanding bonds and loans.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s 2015 performance was driven by security selection within the Independent Energy sector, as well as underweights to the Metals & Mining and Oil Field Services sectors. Conversely, security selection within the Banking, Gaming, and Transportation Services sectors detracted from performance. As bank loans outperformed high yield bonds for the year, the Portfolio’s tactical 8% loan allocation has been beneficial, especially within the Gaming sector. However, the Portfolio’s tactical allocation to equity and equity-like assets weighed on performance as the equity market has experienced significant volatility throughout the year.

The Portfolio implemented derivatives during the period as part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or macro factors which could impact the Portfolio. During the period, the Portfolio used equity futures as a means to tactically hedge the Portfolio against volatility in global markets. The use of hedges slightly detracted from performance during the period; however we continue to believe in the benefits of managing market risk/volatility.

Over the period, the Portfolio’s core issuer/credit biases remained consistent based on bottom up fundamental analysis while factoring either our cash-flow views, determination of a specific catalyst or idiosyncratic characteristics. During the period, the Portfolio increased its exposure to names in the Banking and Pharmaceuticals sectors, while reducing risk in the Gaming and Electric sectors.

MIST-1

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

As of December 31, 2015, the Portfolio’s top overweights relative to the benchmark index included Ally Financial (Banking), First Data (Technology), and American Capital (Finance Companies).

James Keenan

David Delbos

Mitch Garfin

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	-3.74	5.52	6.69	—
Class B	-4.05	5.27	—	6.84
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	-4.43	5.03	6.95	—

1 The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception dates of the Class A and Class B shares are 8/30/1996 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
Corporate Bonds & Notes	79.5
Floating Rate Loans	6.9
Common Stocks	4.9
Mutual Funds	1.0
Asset-Backed Securities	1.0
Preferred Stocks	0.8
Convertible Preferred Stocks	0.7
Convertible Bonds	0.5

MIST-3

Met Investors Series Trust

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.67%	$1,000.00	$937.60	$3.27
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B(a)	Actual	0.92%	$1,000.00	$936.90	$4.49
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—79.5% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.3%
Acosta, Inc. 7.750%, 10/01/22 (144A) (a)	790,000	$697,175
Clear Channel International B.V.
8.750%, 12/15/20 (144A)	1,119,000	1,113,406
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.625%, 02/15/24	243,000	249,683

		2,060,264

Aerospace/Defense—1.4%
Accudyne Industries Borrower / Accudyne Industries LLC 7.750%, 12/15/20 (144A) (a)	1,374,000	989,280
Meccanica Holdings USA, Inc. 6.250%, 07/15/19 (144A)	278,000	299,545
National Air Cargo Group, Inc.
11.875%, 05/02/18 (b) (c)	589,436	589,436
11.875%, 05/08/18 (b) (c)	604,072	604,072
TransDigm, Inc.
5.500%, 10/15/20	760,000	735,300
6.000%, 07/15/22	3,822,000	3,736,005
6.500%, 07/15/24	2,025,000	2,013,863

		8,967,501

Airlines—0.9%
American Airlines Pass-Through Trust 6.000%, 01/15/17 (144A)	3,251,846	3,316,493
Continental Airlines Pass-Through Certificates
6.125%, 04/29/18	900,000	918,000
Virgin Australia Trust
7.125%, 10/23/18 (144A)	1,399,786	1,410,285
8.500%, 10/23/16 (144A)	506,884	514,487

		6,159,265

Apparel—0.2%
Levi Strauss & Co. 5.000%, 05/01/25 (a)	717,000	713,415
6.875%, 05/01/22	388,000	415,160

		1,128,575

Auto Manufacturers—0.2%
CNH Industrial Finance Europe S.A. 2.750%, 03/18/19 (EUR)	685,000	738,202
Jaguar Land Rover Automotive plc
5.000%, 02/15/22 (GBP)	412,000	625,591

		1,363,793

Auto Parts & Equipment—1.1%
Affinia Group, Inc. 7.750%, 05/01/21	295,000	300,251
Dakar Finance S.A.
9.000%, 11/15/20 (EUR) (d)	175,000	183,335
Delphi Corp.
5.000%, 02/15/23	390,000	412,620

Auto Parts & Equipment—(Continued)
Goodyear Tire & Rubber Co. (The)
6.500%, 03/01/21	1,595,000	1,676,744
Schaeffler Finance B.V.
4.750%, 05/15/23 (144A)	395,000	387,100
Schaeffler Holding Finance B.V.
5.750%, 11/15/21 (EUR) (d)	190,000	221,194
6.750%, 11/15/22 (144A) (a) (d)	2,240,000	2,408,000
6.875%, 08/15/18 (EUR) (d)	730,000	821,411
ZF North America Capital, Inc.
2.750%, 04/27/23 (EUR)	300,000	311,223
4.500%, 04/29/22 (144A)	458,000	447,695

		7,169,573

Banks—4.3%
Allied Irish Banks plc 4.125%, 11/26/25 (EUR) (e)	125,000	136,523
Banca Monte dei Paschi di Siena S.p.A.
3.625%, 04/01/19 (EUR)	100,000	108,758
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR)	400,000	51,295
Banco Popolare SC
2.750%, 07/27/20 (EUR)	100,000	108,287
Bank of America Corp.
5.125%, 06/17/19 (a) (e)	1,075,000	1,023,937
6.100%, 03/17/25 (a) (e)	462,000	468,353
6.250%, 09/05/24 (e)	3,688,000	3,697,220
6.500%, 10/23/24 (a) (e)	1,830,000	1,928,362
Bankia S.A.
4.000%, 05/22/24 (EUR) (e)	400,000	430,896
CIT Group, Inc.
5.000%, 08/01/23 (a)	650,000	659,750
5.500%, 02/15/19 (144A)	296,000	309,320
6.000%, 04/01/36	1,550,000	1,495,750
6.625%, 04/01/18 (144A)	145,000	152,975
Citigroup, Inc.
5.950%, 08/15/20 (e)	425,000	423,672
5.950%, 05/15/25 (e)	4,100,000	3,946,250
6.125%, 11/15/20 (e)	630,000	642,600
HSH Nordbank AG
0.719%, 02/14/17 (EUR) (e)	295,000	289,667
0.759%, 02/14/17 (EUR) (e)	285,000	280,331
Ibercaja Banco S.A.
5.000%, 07/28/25 (EUR) (e)	300,000	311,930
JPMorgan Chase & Co.
5.000%, 07/01/19 (e)	1,060,000	1,007,000
5.300%, 05/01/20 (e)	4,030,000	4,014,887
Morgan Stanley
5.550%, 07/15/20 (e)	1,125,000	1,125,000
Novo Banco S.A.
4.750%, 01/15/18 (EUR)	1,000,000	123,889
UniCredit S.p.A.
6.950%, 10/31/22 (EUR)	100,000	126,993
Wells Fargo & Co.
5.875%, 06/15/25 (a) (e)	4,125,000	4,341,562
5.900%, 06/15/24 (e) (f)	1,100,000	1,109,625

		28,314,832

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.0%
Concordia Healthcare Corp. 7.000%, 04/15/23 (144A) (a)	232,000	$201,260

Building Materials—1.3%
Builders FirstSource, Inc. 10.750%, 08/15/23 (144A)	513,000	509,152
Building Materials Corp. of America
6.000%, 10/15/25 (144A)	2,119,000	2,161,380
Cemex S.A.B. de C.V.
4.375%, 03/05/23 (EUR)	147,000	144,176
CPG Merger Sub LLC
8.000%, 10/01/21 (144A) (a)	2,117,000	2,074,660
Kerneos Corporate SAS
5.750%, 03/01/21 (EUR)	131,000	144,073
Norbord, Inc.
6.250%, 04/15/23 (144A)	540,000	533,250
Ply Gem Industries, Inc.
6.500%, 02/01/22	991,000	906,765
Unifrax I LLC / Unifrax Holding Co.
7.500%, 02/15/19 (144A)	535,000	473,475
USG Corp.
5.500%, 03/01/25 (144A)	207,000	210,105
5.875%, 11/01/21 (144A) (a)	842,000	875,680
9.750%, 01/15/18	310,000	344,875
Vulcan Materials Co.
7.500%, 06/15/21	42,000	48,930

		8,426,521

Chemicals—0.9%
Axalta Coating Systems U.S. Holdings, Inc. / Axalta Coating Systems Dutch Holding B 7.375%, 05/01/21 (144A)	960,000	1,012,200
Chemours Co. (The)
7.000%, 05/15/25 (144A)	390,000	266,175
Huntsman International LLC
4.875%, 11/15/20 (a)	591,000	539,287
5.125%, 04/15/21 (EUR)	892,000	901,524
5.125%, 11/15/22 (144A) (a)	81,000	72,900
Ineos Finance plc
4.000%, 05/01/23 (EUR)	122,000	126,617
Momentive Performance Materials, Inc.
3.880%, 10/24/21	1,398,000	964,620
Monitchem HoldCo 3 S.A.
5.250%, 06/15/21 (EUR)	160,000	172,590
Platform Specialty Products Corp.
6.500%, 02/01/22 (144A) (a)	1,513,000	1,308,745
10.375%, 05/01/21 (144A)	148,000	147,630
PSPC Escrow Corp.
6.000%, 02/01/23 (EUR)	138,000	128,226
WR Grace & Co.
5.125%, 10/01/21 (144A)	162,000	163,620

		5,804,134

Coal—0.4%
CONSOL Energy, Inc. 5.875%, 04/15/22 (a)	3,632,000	2,251,840
Peabody Energy Corp.
6.000%, 11/15/18	1,385,000	256,225
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp.
7.375%, 02/01/20 (144A)	489,000	303,180

		2,811,245

Commercial Services—2.4%
AA Bond Co., Ltd. 5.500%, 07/31/43 (GBP)	375,000	524,493
Ashtead Capital, Inc.
5.625%, 10/01/24 (144A)	470,000	475,875
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.125%, 06/01/22 (144A)	345,000	340,688
5.250%, 03/15/25 (144A) (a)	376,000	356,260
5.500%, 04/01/23 (a)	405,000	406,012
Brand Energy & Infrastructure Services, Inc.
8.500%, 12/01/21 (144A)	679,000	583,940
Ceridian HCM Holding, Inc.
11.000%, 03/15/21 (144A)	612,000	480,420
Cognita Financing plc
7.750%, 08/15/21 (GBP)	125,000	190,187
EC Finance plc
5.125%, 07/15/21 (EUR)	445,000	499,514
ExamWorks Group, Inc.
5.625%, 04/15/23 (a)	676,000	672,620
Hertz Corp. (The)
5.875%, 10/15/20 (a)	210,000	216,563
6.750%, 04/15/19	910,000	929,565
Igloo Holdings Corp.
8.250%, 12/15/17 (144A) (d)	509,000	509,000
Interactive Data Corp.
5.875%, 04/15/19 (144A) (a)	1,600,000	1,632,000
Jaguar Holding Co. II / Pharmaceutical Product Development LLC
6.375%, 08/01/23 (144A)	2,303,000	2,245,425
Laureate Education, Inc.
9.250%, 09/01/19 (144A) (a)	561,000	347,820
Live Nation Entertainment, Inc.
7.000%, 09/01/20 (144A)	383,000	396,405
Safway Group Holding LLC / Safway Finance Corp.
7.000%, 05/15/18 (144A)	561,000	559,597
Service Corp. International
5.375%, 05/15/24	862,000	887,860
Truven Health Analytics, Inc.
10.625%, 06/01/20	405,000	407,025
United Rentals North America, Inc.
5.500%, 07/15/25 (a)	1,127,000	1,093,190
5.750%, 11/15/24	927,000	917,730
6.125%, 06/15/23 (a)	557,000	569,532
8.250%, 02/01/21	198,000	207,158

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Verisure Holding AB
6.000%, 11/01/22 (EUR)	225,000	$254,299

		15,703,178

Computers—0.2%
Dell, Inc. 6.500%, 04/15/38	132,000	108,240
Riverbed Technology, Inc.
8.875%, 03/01/23 (144A)	1,165,000	1,077,625

		1,185,865

Distribution/Wholesale—1.8%
American Builders & Contractors Supply Co., Inc. 5.750%, 12/15/23 (144A)	386,000	388,895
American Tire Distributors, Inc.
10.250%, 03/01/22 (144A) (a)	1,784,000	1,632,360
Beacon Roofing Supply, Inc.
6.375%, 10/01/23 (144A) (a)	541,000	551,144
HD Supply, Inc.
5.250%, 12/15/21 (144A)	3,691,000	3,764,820
7.500%, 07/15/20	5,598,000	5,821,920

		12,159,139

Diversified Financial Services—4.1%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.500%, 05/15/21	340,000	345,525
4.625%, 10/30/20	1,551,000	1,587,836
5.000%, 10/01/21	1,930,000	1,987,900
Aircastle, Ltd.
5.125%, 03/15/21 (a)	513,000	527,108
5.500%, 02/15/22	325,000	333,125
7.625%, 04/15/20	48,000	54,000
Alliance Data Systems Corp.
5.375%, 08/01/22 (144A)	350,000	333,375
Ally Financial, Inc.
4.625%, 03/30/25 (a)	572,000	564,850
5.125%, 09/30/24 (a)	1,522,000	1,558,147
8.000%, 11/01/31	7,484,000	8,644,020
American Express Co.
4.900%, 03/15/20 (e)	1,595,000	1,515,250
DFC Finance Corp.
10.500%, 06/15/20 (144A)	1,055,000	622,450
E*Trade Financial Corp.
4.625%, 09/15/23	1,054,000	1,071,128
Garfunkelux Holdco 3 S.A.
8.500%, 11/01/22 (GBP)	150,000	222,236
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
5.875%, 02/01/22	1,607,000	1,570,842
International Lease Finance Corp.
4.625%, 04/15/21	261,000	267,525
5.875%, 04/01/19	410,000	434,600
5.875%, 08/15/22	975,000	1,038,375
8.250%, 12/15/20 (a)	150,000	177,375

Diversified Financial Services—(Continued)
Jefferies Finance LLC / JFIN Co-Issuer Corp.
6.875%, 04/15/22 (144A)	1,692,000	1,421,280
7.375%, 04/01/20 (144A)	305,000	270,688
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (g) (h)	4,500,000	464,586
4.750%, 01/16/14 (EUR) (g) (h)	2,140,000	226,750
5.375%, 10/17/12 (EUR) (g) (h)	350,000	37,085
Mercury Bondco plc
8.250%, 05/30/21 (EUR) (d)	600,000	648,881
Navient Corp.
5.500%, 01/25/23 (a)	65,000	52,000
5.875%, 10/25/24	110,000	88,000
6.125%, 03/25/24 (a)	65,000	52,975
Pershing Square Holdings, Ltd.
5.500%, 07/15/22 (144A) (f)	1,000,000	927,450

		27,045,362

Electric—1.5%
AES Corp. 4.875%, 05/15/23 (a)	455,000	398,125
5.500%, 03/15/24 (a)	106,000	94,605
Calpine Corp.
5.375%, 01/15/23 (a)	1,494,000	1,340,865
5.500%, 02/01/24	391,000	345,057
5.875%, 01/15/24 (144A) (a)	1,110,000	1,137,750
6.000%, 01/15/22 (144A)	320,000	330,301
Dynegy, Inc.
6.750%, 11/01/19	1,625,000	1,527,500
7.375%, 11/01/22	64,000	55,680
FPL Energy National Wind Portfolio LLC
6.125%, 03/25/19 (144A)	4,311	4,311
Homer City Generation L.P.
8.137%, 10/01/19 (d)	340,326	282,471
NRG Energy, Inc.
6.250%, 07/15/22	428,000	364,656
6.250%, 05/01/24 (a)	1,258,000	1,056,972
6.625%, 03/15/23	49,000	42,508
7.875%, 05/15/21	303,000	284,062
NRG Yield Operating LLC
5.375%, 08/15/24	610,000	505,537
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
10.250%, 11/01/15	190,000	12,350
10.500%, 11/01/16 (g)	31,143,000	2,024,295
Viridian Group FundCo II, Ltd.
7.500%, 03/01/20 (EUR)	280,000	312,658

		10,119,703

Electrical Components & Equipment—0.1%
Belden, Inc. 5.500%, 04/15/23 (EUR)	781,000	856,815
Rapid Holding GmbH
6.625%, 11/15/20 (EUR)	100,000	111,674

		968,489

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.1%
Trionista Holdco GmbH 5.000%, 04/30/20 (EUR)	416,000	$465,108
Trionista TopCo GmbH
6.875%, 04/30/21 (EUR)	211,000	241,916

		707,024

Energy-Alternate Sources—0.1%
CE Energy A/S 7.000%, 02/01/21 (EUR)	185,000	202,959
TerraForm Power Operating LLC
6.125%, 06/15/25 (144A) (a)	253,000	203,665

		406,624

Engineering & Construction—0.6%
AECOM 5.875%, 10/15/24	541,000	551,820
Aguila 3 S.A.
7.875%, 01/31/18 (144A)	551,000	552,377
Aldesa Financial Services S.A.
7.250%, 04/01/21 (EUR)	485,000	409,800
Novafives SAS
4.500%, 06/30/21 (EUR)	160,000	146,758
Officine Maccaferri S.p.A.
5.750%, 06/01/21 (EUR)	383,000	378,765
SBA Communications Corp.
4.875%, 07/15/22	1,240,000	1,221,400
Swissport Investments S.A.
6.750%, 12/15/21 (EUR)	200,000	225,229
Weekley Homes LLC / Weekley Finance Corp.
6.000%, 02/01/23	505,000	474,700

		3,960,849

Entertainment—0.6%
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.375%, 06/01/24	405,000	409,050
CPUK Finance, Ltd.
7.000%, 02/28/42 (GBP)	150,000	226,105
DreamWorks Animation SKG, Inc.
6.875%, 08/15/20 (144A)	258,000	254,130
International Game Technology plc
4.125%, 02/15/20 (EUR)	176,000	191,276
4.750%, 02/15/23 (EUR)	150,000	152,417
6.250%, 02/15/22 (144A)	200,000	187,000
Intralot Capital Luxembourg S.A.
6.000%, 05/15/21 (EUR)	158,000	152,218
Pinnacle Entertainment, Inc.
6.375%, 08/01/21	1,489,000	1,565,311
PortAventura Entertainment Barcelona B.V.
7.250%, 12/01/20 (EUR)	100,000	111,390
Regal Entertainment Group
5.750%, 02/01/25 (a)	271,000	261,515
Vougeot Bidco plc
7.875%, 07/15/20 (GBP)	182,000	282,337

Entertainment—(Continued)
Waterford Gaming LLC / Waterford Gaming Financial Corp.
8.625%, 09/15/49 (144A) (b)	294,455	0

		3,792,749

Environmental Control—0.1%
ADS Waste Holdings, Inc. 8.250%, 10/01/20	388,000	390,910
Bilbao Luxembourg S.A.
10.500%, 12/01/18 (EUR) (d)	273,132	279,165
Covanta Holding Corp.
5.875%, 03/01/24	334,000	302,270

		972,345

Food—0.9%
Bakkavor Finance 2 plc 8.750%, 06/15/20 (GBP)	296,000	472,145
Boparan Finance plc
4.375%, 07/15/21 (EUR)	220,000	211,590
5.500%, 07/15/21 (GBP)	300,000	391,400
JBS USA LLC / JBS USA Finance, Inc.
5.750%, 06/15/25 (144A)	805,000	700,350
Post Holdings, Inc.
7.750%, 03/15/24 (144A)	1,289,000	1,350,227
8.000%, 07/15/25 (144A) (a)	675,000	715,500
R&R Pik plc
9.250%, 05/15/18 (EUR) (d)	526,000	580,205
Smithfield Foods, Inc.
5.875%, 08/01/21 (144A) (a)	352,000	362,560
6.625%, 08/15/22	331,000	343,413
WhiteWave Foods Co. (The)
5.375%, 10/01/22	465,000	491,738

		5,619,128

Food Service—0.3%
Aramark Services, Inc. 5.125%, 01/15/24 (144A)	617,000	628,569
5.750%, 03/15/20	769,000	795,434
Brakes Capital
7.125%, 12/15/18 (GBP)	185,000	279,545

		1,703,548

Forest Products & Paper—0.0%
Clearwater Paper Corp. 4.500%, 02/01/23	309,000	290,460

Healthcare-Products—1.1%
3AB Optique Developpement SAS 5.625%, 04/15/19 (EUR)	150,000	145,896
Alere, Inc.
6.375%, 07/01/23 (144A) (a)	788,000	736,780
6.500%, 06/15/20	269,000	258,240
7.250%, 07/01/18	300,000	306,750

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Crimson Merger Sub, Inc.
6.625%, 05/15/22 (144A)	1,623,000	$1,111,755
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp.
8.125%, 06/15/21 (144A)	2,139,000	1,898,362
Fresenius U.S. Finance II, Inc.
4.500%, 01/15/23 (144A)	407,000	411,070
Hologic, Inc.
5.250%, 07/15/22 (144A)	867,000	884,340
IDH Finance plc
6.000%, 12/01/18 (GBP)	397,000	583,209
6.000%, 12/01/18 (144A) (GBP)	100,000	146,904
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, 04/15/20 (144A)	485,000	466,813
5.500%, 04/15/25 (144A)	220,000	202,400
Sterigenics-Nordion Holdings LLC
6.500%, 05/15/23 (144A)	241,000	230,155

		7,382,674

Healthcare-Services—4.4%
Acadia Healthcare Co., Inc. 5.125%, 07/01/22	435,000	406,725
5.625%, 02/15/23	677,000	639,765
Amsurg Corp.
5.625%, 07/15/22	1,476,000	1,461,240
Care UK Health & Social Care plc
5.579%, 07/15/19 (GBP) (e)	326,000	436,135
Centene Corp.
4.750%, 05/15/22 (a)	946,000	915,255
CHS/Community Health Systems, Inc.
6.875%, 02/01/22 (a)	749,000	710,614
DaVita HealthCare Partners, Inc.
5.000%, 05/01/25	1,768,000	1,706,120
5.125%, 07/15/24	708,000	708,000
Envision Healthcare Corp.
5.125%, 07/01/22 (144A)	275,000	269,500
Ephios Bondco plc
6.250%, 07/01/22 (EUR)	355,000	400,187
Ephios Holdco II plc
8.250%, 07/01/23 (EUR)	200,000	219,523
HCA, Inc.
4.750%, 05/01/23	218,000	215,820
5.000%, 03/15/24 (f)	2,030,000	2,024,925
5.250%, 04/15/25	951,000	958,132
5.375%, 02/01/25	2,178,000	2,150,775
5.875%, 03/15/22	2,005,000	2,115,275
5.875%, 05/01/23 (a)	672,000	688,800
5.875%, 02/15/26	1,123,000	1,127,211
7.500%, 02/15/22	1,772,000	1,962,490
HealthSouth Corp.
5.125%, 03/15/23	488,000	467,260
5.750%, 11/01/24 (144A)	509,000	485,459
5.750%, 11/01/24	459,000	437,771
5.750%, 09/15/25 (144A) (a)	736,000	684,480

Healthcare-Services—(Continued)
MEDNAX, Inc.
5.250%, 12/01/23 (144A)	529,000	531,645
MPH Acquisition Holdings LLC
6.625%, 04/01/22 (144A)	470,000	471,175
Surgical Care Affiliates, Inc.
6.000%, 04/01/23 (144A)	336,000	327,600
Tenet Healthcare Corp.
4.375%, 10/01/21 (a)	135,000	130,275
4.500%, 04/01/21 (a)	260,000	253,500
4.750%, 06/01/20	435,000	437,175
6.000%, 10/01/20	1,546,000	1,627,165
6.750%, 06/15/23 (a)	2,149,000	1,993,197
8.125%, 04/01/22	535,000	533,663
Voyage Care Bondco plc
6.500%, 08/01/18 (GBP)	704,000	1,032,648
WellCare Health Plans, Inc.
5.750%, 11/15/20	403,000	415,090

		28,944,595

Holding Companies-Diversified—0.5%
Carlson Travel Holdings, Inc. 7.500%, 08/15/19 (144A) (d)	249,000	245,265
HRG Group, Inc.
7.875%, 07/15/19 (144A)	517,000	540,265
ProGroup AG
5.125%, 05/01/22 (EUR)	131,000	148,956
WaveDivision Escrow LLC / WaveDivision Escrow Corp.
8.125%, 09/01/20 (144A)	2,413,000	2,307,431

		3,241,917

Home Builders—2.0%
Allegion U.S. Holding Co., Inc. 5.750%, 10/01/21	257,000	260,213
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.875%, 02/15/21 (144A)	744,000	632,400
Beazer Homes USA, Inc.
5.750%, 06/15/19 (a)	904,000	831,680
6.625%, 04/15/18	373,000	377,196
7.500%, 09/15/21	395,000	362,413
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
6.125%, 07/01/22 (144A)	793,000	733,525
CalAtlantic Group, Inc.
8.375%, 01/15/21 (a)	2,092,000	2,426,720
K Hovnanian Enterprises, Inc.
7.250%, 10/15/20 (144A)	167,000	143,620
Lennar Corp.
4.750%, 11/15/22	665,000	659,347
4.875%, 12/15/23	614,000	610,930
PulteGroup, Inc.
6.375%, 05/15/33	974,000	988,610
Ryland Group, Inc. (The)
6.625%, 05/01/20	110,000	119,900

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Shea Homes L.P. / Shea Homes Funding Corp.
5.875%, 04/01/23 (144A)	396,000	$405,900
6.125%, 04/01/25 (144A)	866,000	889,815
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.
5.250%, 04/15/21 (144A)	435,000	435,000
TRI Pointe Holdings, Inc.
5.875%, 06/15/24	595,000	578,638
TRI Pointe Holdings, Inc. / TRI Pointe Group, Inc.
4.375%, 06/15/19	875,000	855,312
William Lyon Homes, Inc.
8.500%, 11/15/20	1,040,000	1,099,800
Woodside Homes Co. LLC / Woodside Homes Finance, Inc.
6.750%, 12/15/21 (144A)	660,000	567,600

		12,978,619

Household Products/Wares—0.4%
Jarden Corp. 5.000%, 11/15/23 (144A)	365,000	373,213
Spectrum Brands, Inc.
5.750%, 07/15/25 (144A)	1,234,000	1,264,850
6.125%, 12/15/24 (144A)	831,000	864,240
6.375%, 11/15/20	310,000	329,375

		2,831,678

Insurance—0.4%
CNO Financial Group, Inc. 4.500%, 05/30/20	225,000	229,500
Genworth Holdings, Inc.
4.800%, 02/15/24 (a)	410,000	276,750
HUB International, Ltd.
7.875%, 10/01/21 (144A)	795,000	715,500
Pension Insurance Corp. plc
6.500%, 07/03/24 (GBP)	300,000	431,251
Radian Group, Inc.
5.250%, 06/15/20	574,000	555,173
UNIQA Insurance Group AG
6.000%, 07/27/46 (EUR) (e)	100,000	112,210

		2,320,384

Internet—1.4%
Blue Coat Holdings, Inc. 8.375%, 06/01/23 (144A) (a)	1,033,000	1,038,165
Netflix, Inc.
5.375%, 02/01/21 (a)	1,310,000	1,375,500
Zayo Group LLC / Zayo Capital, Inc.
6.000%, 04/01/23	2,590,000	2,447,550
6.375%, 05/15/25 (a)	1,025,000	953,250
10.125%, 07/01/20 (a)	3,257,000	3,509,417

		9,323,882

Iron/Steel—0.3%
ArcelorMittal 6.125%, 06/01/18	62,000	56,730
Ovako AB
6.500%, 06/01/19 (EUR)	250,000	193,523
Steel Dynamics, Inc.
5.125%, 10/01/21	1,155,000	1,068,375
5.250%, 04/15/23	439,000	400,587
5.500%, 10/01/24	140,000	127,750
6.375%, 08/15/22	260,000	249,600

		2,096,565

Leisure Time—0.2%
Cirsa Funding Luxembourg S.A. 5.875%, 05/15/23 (EUR)	375,000	386,136
Sabre GLBL, Inc.
5.250%, 11/15/23 (144A)	268,000	264,985
5.375%, 04/15/23 (144A)	741,000	737,295

		1,388,416

Lodging—1.8%
Boyd Gaming Corp. 6.875%, 05/15/23	2,023,000	2,078,632
Caesars Entertainment Resort Properties LLC
8.000%, 10/01/20	1,165,000	1,106,750
FelCor Lodging L.P.
6.000%, 06/01/25	1,114,000	1,130,710
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
5.625%, 10/15/21	500,000	518,125
MGM Resorts International
5.250%, 03/31/20 (a)	857,000	848,430
6.000%, 03/15/23 (a)	2,020,000	2,004,850
6.625%, 12/15/21	913,000	934,684
6.750%, 10/01/20	651,000	668,902
7.750%, 03/15/22	225,000	239,063
Station Casinos LLC
7.500%, 03/01/21 (a)	2,528,000	2,578,560

		12,108,706

Machinery-Construction & Mining—0.1%
BlueLine Rental Finance Corp. 7.000%, 02/01/19 (144A)	651,000	585,900

Media—8.8%
Altice Financing S.A. 5.250%, 02/15/23 (EUR)	326,000	352,615
6.500%, 01/15/22 (144A)	1,040,000	1,029,600
6.625%, 02/15/23 (144A)	1,459,000	1,440,762
Altice Luxembourg S.A.
6.250%, 02/15/25 (EUR)	355,000	325,516
7.250%, 05/15/22 (EUR)	639,000	649,295
7.625%, 02/15/25 (144A) (a)	1,104,000	952,200
7.750%, 05/15/22 (144A) (a)	1,290,000	1,164,225

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Altice U.S. Finance I Corp.
5.375%, 07/15/23 (144A)	2,821,000	$2,828,052
Altice U.S. Finance II Corp.
7.750%, 07/15/25 (144A)	1,075,000	983,625
Altice U.S. Finance S.A.
7.750%, 07/15/25 (144A)	1,325,000	1,212,375
AMC Networks, Inc.
4.750%, 12/15/22	1,092,000	1,092,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.875%, 05/01/27 (144A) (a)	2,287,000	2,275,565
6.500%, 04/30/21	285,000	296,400
CCOH Safari LLC
5.750%, 02/15/26 (144A)	2,249,000	2,254,622
Cequel Communications Holdings I LLC / Cequel Capital Corp.
5.125%, 12/15/21 (144A)	435,000	391,500
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/22	1,548,000	1,501,710
7.625%, 03/15/20	2,870,000	2,651,162
Columbus International, Inc.
7.375%, 03/30/21 (144A) (a)	1,042,000	1,031,580
CSC Holdings LLC
5.250%, 06/01/24 (a)	1,167,000	1,024,043
DISH DBS Corp.
4.250%, 04/01/18	575,000	576,438
5.000%, 03/15/23	1,290,000	1,119,075
5.125%, 05/01/20	640,000	633,600
5.875%, 11/15/24	1,739,000	1,547,710
6.750%, 06/01/21	185,000	186,388
Harron Communications L.P. / Harron Finance Corp.
9.125%, 04/01/20 (144A)	690,000	729,675
iHeartCommunications, Inc.
9.000%, 12/15/19	949,000	692,770
9.000%, 03/01/21	926,000	645,885
9.000%, 09/15/22 (a)	1,445,000	997,050
LGE HoldCo VI B.V.
7.125%, 05/15/24 (EUR)	150,000	176,086
Midcontinent Communications & Midcontinent Finance Corp.
6.250%, 08/01/21 (144A)	605,000	611,050
MPL 2 Acquisition Canco, Inc.
9.875%, 08/15/18 (144A)	1,151,000	1,197,040
NBCUniversal Enterprise, Inc.
5.250%, 06/15/24 (144A)	255,000	270,300
Neptune Finco Corp.
6.625%, 10/15/25 (144A)	1,261,000	1,311,440
10.125%, 01/15/23 (144A)	1,211,000	1,262,467
Nielsen Finance LLC / Nielsen Finance Co.
5.000%, 04/15/22 (144A)	1,669,000	1,648,137
Numericable-SFR SAS
5.375%, 05/15/22 (EUR)	145,000	160,730
5.625%, 05/15/24 (EUR)	381,000	418,710
6.000%, 05/15/22 (144A)	3,359,000	3,258,230
6.250%, 05/15/24 (144A)	325,000	313,625

Media—(Continued)
Radio One, Inc.
7.375%, 04/15/22 (144A)	220,000	195,800
RCN Telecom Services LLC / RCN Capital Corp.
8.500%, 08/15/20 (144A)	555,000	560,550
Sirius XM Radio, Inc.
4.625%, 05/15/23 (144A) (a)	215,000	210,700
5.375%, 04/15/25 (144A)	1,635,000	1,645,219
6.000%, 07/15/24 (144A)	740,000	773,300
Sterling Entertainment Enterprises LLC
9.750%, 12/15/19 (144A) (b) (c)	2,750,000	2,722,500
TEGNA Inc.
5.500%, 09/15/24 (144A)	508,000	508,000
Townsquare Media, Inc.
6.500%, 04/01/23 (144A) (a)	185,000	169,275
Tribune Media Co.
5.875%, 07/15/22 (144A) (a)	1,286,000	1,286,000
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
3.500%, 01/15/27 (EUR)	100,000	99,981
4.000%, 01/15/25 (EUR)	584,000	610,862
5.000%, 01/15/25 (144A)	422,000	403,010
5.500%, 01/15/23 (144A)	1,160,000	1,157,100
5.625%, 04/15/23 (EUR)	83,200	95,504
Univision Communications, Inc.
5.125%, 05/15/23 (144A)	1,380,000	1,328,250
5.125%, 02/15/25 (144A)	2,595,000	2,465,250
8.500%, 05/15/21 (144A) (a)	769,000	786,303
Ziggo Bond Finance B.V.
4.625%, 01/15/25 (EUR)	333,000	335,651
5.875%, 01/15/25 (144A)	1,530,000	1,419,075

		57,985,583

Metal Fabricate/Hardware—0.4%
Eco-Bat Finance plc 7.750%, 02/15/17 (EUR)	637,000	674,953
Global Brass & Copper, Inc.
9.500%, 06/01/19	575,000	609,500
Wise Metals Group LLC / Wise Alloys Finance Corp.
8.750%, 12/15/18 (144A)	1,483,000	1,123,373

		2,407,826

Mining—1.1%
Alcoa, Inc. 5.125%, 10/01/24 (a)	1,797,000	1,635,270
5.900%, 02/01/27	58,000	53,215
5.950%, 02/01/37	70,000	56,350
6.750%, 01/15/28	128,000	121,600
Constellium NV
5.750%, 05/15/24 (144A) (a)	2,821,000	1,918,280
8.000%, 01/15/23 (144A)	2,355,000	1,842,787
First Quantum Minerals, Ltd.
7.000%, 02/15/21 (144A) (a)	259,000	162,523
7.250%, 05/15/22 (144A) (a)	631,000	394,375

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Glencore Finance Europe S.A.
4.625%, 04/03/18 (EUR)	170,000	$172,870
Joseph T Ryerson & Son, Inc.
9.000%, 10/15/17	545,000	419,650
Teck Resources, Ltd.
3.000%, 03/01/19 (a)	454,000	281,480
5.200%, 03/01/42 (a)	303,000	127,260
5.400%, 02/01/43	138,000	57,960

		7,243,620

Miscellaneous Manufacturing—0.1%
Bombardier, Inc. 7.500%, 03/15/25 (144A)	566,000	396,200
Gates Global LLC / Gates Global Co.
5.750%, 07/15/22 (EUR)	465,000	359,670
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.
6.375%, 05/01/22 (EUR)	117,000	126,196

		882,066

Office/Business Equipment—0.4%
CDW LLC / CDW Finance Corp. 5.000%, 09/01/23	271,000	275,065
5.500%, 12/01/24 (a)	1,790,000	1,875,025
6.000%, 08/15/22	775,000	817,625

		2,967,715

Oil & Gas—4.8%
Antero Resources Corp. 5.125%, 12/01/22 (a)	421,000	319,960
5.375%, 11/01/21	887,000	709,600
Berry Petroleum Co. LLC
6.375%, 09/15/22	333,000	80,753
Bonanza Creek Energy, Inc.
5.750%, 02/01/23	920,000	478,400
6.750%, 04/15/21	665,000	402,325
California Resources Corp.
5.500%, 09/15/21	561,000	176,715
6.000%, 11/15/24	548,000	167,140
8.000%, 12/15/22 (144A)	3,055,000	1,607,694
Carrizo Oil & Gas, Inc.
6.250%, 04/15/23	726,000	588,060
Concho Resources, Inc.
5.500%, 10/01/22	234,000	212,940
5.500%, 04/01/23	633,000	585,525
6.500%, 01/15/22	118,000	113,280
CrownRock L.P. / CrownRock Finance, Inc.
7.125%, 04/15/21 (144A)	871,000	816,562
7.750%, 02/15/23 (144A) (a)	391,000	367,540
Denbury Resources, Inc.
4.625%, 07/15/23	76,000	24,463
5.500%, 05/01/22	662,000	219,771
6.375%, 08/15/21	134,000	48,240

Oil & Gas—(Continued)
Diamondback Energy, Inc.
7.625%, 10/01/21 (a)	816,000	824,160
EP Energy LLC / Everest Acquisition Finance, Inc.
6.375%, 06/15/23	339,000	169,500
9.375%, 05/01/20 (a)	903,000	575,662
Gulfport Energy Corp.
7.750%, 11/01/20	759,000	679,305
Halcon Resources Corp.
8.625%, 02/01/20 (144A) (a)	715,000	493,350
Hilcorp Energy I L.P. / Hilcorp Finance Co.
5.000%, 12/01/24 (144A)	308,000	255,640
Jones Energy Holdings LLC / Jones Energy Finance Corp.
6.750%, 04/01/22	493,000	276,080
Laredo Petroleum, Inc.
7.375%, 05/01/22	325,000	299,000
Linn Energy LLC / Linn Energy Finance Corp.
7.750%, 02/01/21	716,000	103,820
8.625%, 04/15/20	21,000	3,596
12.000%, 12/15/20 (144A)	276,000	138,000
Matador Resources Co.
6.875%, 04/15/23	235,000	218,550
MEG Energy Corp.
6.375%, 01/30/23 (144A)	798,000	546,630
6.500%, 03/15/21 (144A)	1,701,000	1,190,700
7.000%, 03/31/24 (144A)	2,856,000	2,027,760
Memorial Production Partners L.P. / Memorial Production Finance Corp.
6.875%, 08/01/22	811,000	243,300
7.625%, 05/01/21	329,000	98,700
Memorial Resource Development Corp.
5.875%, 07/01/22 (a)	1,930,000	1,688,750
Oasis Petroleum, Inc.
6.500%, 11/01/21	450,000	298,125
6.875%, 01/15/23	450,000	279,000
Paramount Resources, Ltd.
6.875%, 06/30/23 (144A)	603,000	476,370
Parsley Energy LLC / Parsley Finance Corp.
7.500%, 02/15/22 (144A)	874,000	834,670
Precision Drilling Corp.
5.250%, 11/15/24 (144A) (a)	1,365,000	928,200
QEP Resources, Inc.
5.250%, 05/01/23	705,000	500,550
5.375%, 10/01/22 (a)	411,000	295,920
Range Resources Corp.
5.000%, 08/15/22 (a)	217,000	162,208
5.750%, 06/01/21	39,000	30,810
RSP Permian, Inc.
6.625%, 10/01/22	512,000	471,040
6.625%, 10/01/22 (144A)	252,000	231,840
Sanchez Energy Corp.
6.125%, 01/15/23 (a)	2,201,000	1,188,540
Seven Generations Energy, Ltd.
6.750%, 05/01/23 (144A) (a)	523,000	439,320
8.250%, 05/15/20 (144A)	2,405,000	2,164,500

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
SM Energy Co.
5.000%, 01/15/24 (a)	442,000	$287,300
5.625%, 06/01/25 (a)	113,000	74,580
6.125%, 11/15/22	3,580,000	2,631,300
6.500%, 11/15/21 (a)	476,000	354,620
6.500%, 01/01/23	163,000	119,805
Transocean, Inc.
3.000%, 10/15/17 (a)	726,000	643,871
4.300%, 10/15/22 (a)	108,000	57,240
6.000%, 03/15/18 (a)	986,000	877,540
6.500%, 11/15/20 (a)	317,000	218,730
Whiting Petroleum Corp.
5.000%, 03/15/19	547,000	412,985
6.250%, 04/01/23 (a)	286,000	205,920
6.500%, 10/01/18 (a)	315,000	238,612
WPX Energy, Inc.
5.250%, 09/15/24 (a)	649,000	428,340

		31,603,407

Oil & Gas Services—0.1%
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A) (a)	1,537,000	610,958

Packaging & Containers—2.0%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.250%, 01/15/22 (EUR)	700,000	766,430
6.000%, 06/30/21 (144A) (a)	1,025,000	955,812
6.250%, 01/31/19 (144A)	769,000	738,240
6.750%, 01/31/21 (144A)	590,000	566,400
Ball Corp.
4.375%, 12/15/20	613,000	622,578
Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II
5.625%, 12/15/16 (144A)	236,000	233,345
6.000%, 06/15/17 (144A)	265,000	256,388
Crown European Holdings S.A.
4.000%, 07/15/22 (EUR)	280,000	314,940
Greif Nevada Holdings, Inc.
7.375%, 07/15/21 (144A) (EUR)	330,000	415,793
Horizon Holdings I SASU
7.250%, 08/01/23 (EUR)	125,000	140,566
JH-Holding Finance S.A.
8.250%, 12/01/22 (EUR) (d)	125,000	141,829
Novelis, Inc.
8.375%, 12/15/17 (a)	350,000	340,375
8.750%, 12/15/20 (a)	2,826,000	2,592,855
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.750%, 10/15/20 (a)	1,135,000	1,154,511
6.875%, 02/15/21	145,000	149,350
8.250%, 02/15/21	912,000	877,800
9.000%, 04/15/19	665,000	655,025
9.875%, 08/15/19	389,000	391,917

Packaging & Containers—(Continued)
Sealed Air Corp.
4.875%, 12/01/22 (144A)	448,000	449,120
5.125%, 12/01/24 (144A)	428,000	428,000
5.500%, 09/15/25 (144A)	463,000	472,260
6.500%, 12/01/20 (144A)	136,000	149,940
6.875%, 07/15/33 (144A)	388,000	396,730
SGD Group SAS
5.625%, 05/15/19 (EUR)	210,000	232,942

		13,443,146

Pharmaceuticals—3.2%
Capsugel S.A. 7.000%, 05/15/19 (144A) (d)	369,000	359,775
DPx Holdings B.V.
7.500%, 02/01/22 (144A)	1,255,000	1,223,625
Endo Finance LLC & Endo Finco, Inc.
7.750%, 01/15/22 (144A) (a)	255,000	260,737
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc.
6.000%, 07/15/23 (144A)	1,854,000	1,844,730
6.000%, 02/01/25 (144A)	1,879,000	1,850,815
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/22	629,000	632,145
PRA Holdings, Inc.
9.500%, 10/01/23 (144A)	214,000	232,725
Valeant Pharmaceuticals International, Inc.
4.500%, 05/15/23 (EUR)	675,000	636,360
5.375%, 03/15/20 (144A)	2,989,000	2,809,660
5.500%, 03/01/23 (144A)	885,000	778,800
5.625%, 12/01/21 (144A)	1,486,000	1,367,120
5.875%, 05/15/23 (144A)	1,978,000	1,765,365
6.375%, 10/15/20 (144A)	4,368,000	4,215,120
6.750%, 08/15/18 (144A) (a)	406,000	402,346
6.750%, 08/15/21 (144A)	503,000	485,395
7.000%, 10/01/20 (144A) (a)	1,390,000	1,386,525
7.250%, 07/15/22 (144A) (a)	330,000	322,575
7.500%, 07/15/21 (144A)	598,000	596,505

		21,170,323

Pipelines—3.1%
Energy Transfer Equity L.P. 5.875%, 01/15/24	1,245,000	1,014,675
7.500%, 10/15/20	628,000	580,900
Genesis Energy L.P. / Genesis Energy Finance Corp.
5.750%, 02/15/21	166,000	140,270
6.000%, 05/15/23	478,000	382,400
6.750%, 08/01/22	267,000	226,950
Kinder Morgan, Inc.
6.700%, 02/15/27	62,930	56,955
MPLX L.P.
4.500%, 07/15/23 (144A)	550,000	492,085
4.875%, 06/01/25 (144A)	918,000	821,610
NGPL PipeCo LLC
7.119%, 12/15/17 (144A)	567,000	527,310

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
NGPL PipeCo LLC
7.768%, 12/15/37 (144A)	1,359,000	$1,073,610
9.625%, 06/01/19 (144A)	445,000	416,075
ONEOK, Inc.
7.500%, 09/01/23 (a)	370,000	308,025
PBF Logistics L.P. / PBF Logistics Finance Corp.
6.875%, 05/15/23	157,000	142,870
Rockies Express Pipeline LLC
6.000%, 01/15/19 (144A)	1,305,000	1,239,750
6.850%, 07/15/18 (144A)	92,000	90,160
6.875%, 04/15/40 (144A)	1,180,000	1,014,800
Rose Rock Midstream L.P. / Rose Rock Finance Corp.
5.625%, 07/15/22	485,000	344,350
5.625%, 11/15/23 (144A)	351,000	249,210
Sabine Pass Liquefaction LLC
5.625%, 02/01/21	711,000	654,120
5.625%, 04/15/23	1,443,000	1,266,232
5.625%, 03/01/25 (144A)	450,000	380,813
5.750%, 05/15/24	6,341,000	5,516,670
6.250%, 03/15/22 (a)	148,000	136,900
Sabine Pass LNG L.P.
7.500%, 11/30/16	1,415,000	1,407,925
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
6.375%, 08/01/22	420,000	362,250
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
6.250%, 10/15/22 (144A)	1,159,000	1,098,153
Williams Cos., Inc. (The)
3.700%, 01/15/23	152,000	104,996
4.550%, 06/24/24	521,000	361,876

		20,411,940

Real Estate—0.6%
Annington Finance No. 5 plc 13.000%, 01/15/23 (GBP) (d)	520,724	892,241
Aroundtown Property Holdings plc
3.000%, 12/09/21 (EUR)	400,000	428,180
Crescent Resources LLC / Crescent Ventures, Inc.
10.250%, 08/15/17 (144A)	325,000	325,000
Realogy Group LLC / Realogy Co-Issuer Corp.
4.500%, 04/15/19 (144A) (a)	524,000	538,410
5.250%, 12/01/21 (144A) (a)	1,164,000	1,193,100
Rialto Holdings LLC / Rialto Corp.
7.000%, 12/01/18 (144A)	545,000	553,175
Tropicana Entertainment LLC / Tropicana Finance Corp.
9.625%, 12/15/14 (b) (g) (h)	70,000	0

		3,930,106

Real Estate Investment Trusts—0.9%
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.250%, 10/15/23	1,224,000	1,034,280

Real Estate Investment Trusts—(Continued)
Corrections Corp. of America
4.625%, 05/01/23	104,000	100,360
Crown Castle International Corp.
4.875%, 04/15/22	351,000	364,163
5.250%, 01/15/23	926,000	973,457
Equinix, Inc.
5.875%, 01/15/26	933,000	960,990
ESH Hospitality, Inc.
5.250%, 05/01/25 (144A)	245,000	238,875
GEO Group, Inc. (The)
5.125%, 04/01/23 (a)	355,000	336,363
5.875%, 10/15/24	590,000	572,300
iStar, Inc.
4.000%, 11/01/17	340,000	333,370
RHP Hotel Properties L.P. / RHP Finance Corp.
5.000%, 04/15/23	771,000	771,000

		5,685,158

Retail—3.3%
1011778 BC ULC / New Red Finance, Inc. 6.000%, 04/01/22 (144A) (a)	1,054,000	1,085,620
Asbury Automotive Group, Inc.
6.000%, 12/15/24	566,000	584,395
CST Brands, Inc.
5.000%, 05/01/23	336,000	332,640
Dollar Tree, Inc.
5.250%, 03/01/20 (144A)	304,000	313,880
5.750%, 03/01/23 (144A)	4,389,000	4,542,615
Dufry Finance SCA
5.500%, 10/15/20 (144A)	346,000	359,840
Family Dollar Stores, Inc.
5.000%, 02/01/21	670,000	685,963
Hema Bondco I B.V.
6.250%, 06/15/19 (EUR)	407,000	329,077
Hillman Group, Inc. (The)
6.375%, 07/15/22 (144A) (a)	532,000	441,560
L Brands, Inc.
6.875%, 11/01/35 (144A)	1,329,000	1,365,547
Neiman Marcus Group, Ltd. LLC
8.000%, 10/15/21 (144A) (a)	2,017,000	1,492,580
New Look Secured Issuer plc
6.500%, 07/01/22 (GBP)	280,000	408,772
Party City Holdings, Inc.
6.125%, 08/15/23 (144A) (a)	375,000	363,750
Penske Automotive Group, Inc.
5.750%, 10/01/22	1,109,000	1,139,498
Punch Taverns Finance B, Ltd.
5.943%, 09/30/22 (GBP)	263,000	368,737
Punch Taverns Finance plc
6.079%, 10/15/27 (144A) (GBP) (e)	449,000	590,786
Rite Aid Corp.
6.125%, 04/01/23 (144A)	2,745,000	2,841,075
6.750%, 06/15/21	886,000	928,085
7.700%, 02/15/27	305,000	355,325
9.250%, 03/15/20	750,000	793,125

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Sonic Automotive, Inc.
5.000%, 05/15/23 (a)	227,000	$215,650
THOM Europe SAS
7.375%, 07/15/19 (EUR)	590,000	666,028
Travis Perkins plc
4.375%, 09/15/21 (GBP)	351,000	522,431
Unique Pub Finance Co. plc (The)
5.659%, 06/30/27 (GBP)	395,835	582,978
6.464%, 03/30/32 (GBP)	300,000	378,499
6.542%, 03/30/21 (GBP)	224,520	344,141

		22,032,597

Semiconductors—0.8%
Advanced Micro Devices, Inc. 7.000%, 07/01/24	160,000	104,000
7.500%, 08/15/22	235,000	159,800
Micron Technology, Inc.
5.250%, 01/15/24 (144A) (a)	1,170,000	1,029,600
NXP B.V. / NXP Funding LLC
4.125%, 06/15/20 (144A)	2,970,000	2,970,000
4.625%, 06/15/22 (144A)	220,000	216,150
Sensata Technologies B.V.
5.000%, 10/01/25 (144A) (a)	976,000	954,040

		5,433,590

Software—3.6%
Audatex North America, Inc. 6.125%, 11/01/23 (144A)	1,200,000	1,207,500
Ensemble S Merger Sub, Inc.
9.000%, 09/30/23 (144A)	574,000	554,627
First Data Corp.
5.000%, 01/15/24 (144A)	1,548,000	1,540,260
5.375%, 08/15/23 (144A)	2,580,000	2,592,900
5.750%, 01/15/24 (144A)	6,076,000	5,984,860
7.000%, 12/01/23 (144A) (a)	6,152,000	6,152,000
Infor Software Parent LLC / Infor Software Parent, Inc.
7.125%, 05/01/21 (144A) (d)	1,222,000	882,895
Infor U.S., Inc.
6.500%, 05/15/22 (144A)	1,557,000	1,315,665
Informatica LLC
7.125%, 07/15/23 (144A)	1,348,000	1,219,940
MSCI, Inc.
5.750%, 08/15/25 (144A)	626,000	641,650
Nuance Communications, Inc.
5.375%, 08/15/20 (144A)	755,000	755,997
SS&C Technologies Holdings, Inc.
5.875%, 07/15/23 (144A)	958,000	989,135

		23,837,429

Storage/Warehousing—0.1%
Mobile Mini, Inc. 7.875%, 12/01/20	540,000	558,900

Telecommunications—8.5%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	1,273,000	1,288,912
6.750%, 11/15/20 (144A)	1,749,000	1,843,009
8.875%, 01/01/20 (144A)	1,560,000	1,653,600
Avaya, Inc.
7.000%, 04/01/19 (144A) (a)	521,000	385,540
10.500%, 03/01/21 (144A) (a)	475,000	161,500
CenturyLink, Inc.
5.625%, 04/01/20 (a)	742,000	733,653
6.450%, 06/15/21	512,000	499,200
CommScope Technologies Finance LLC
6.000%, 06/15/25 (144A)	882,000	848,925
CommScope, Inc.
4.375%, 06/15/20 (144A)	868,000	874,510
5.500%, 06/15/24 (144A)	955,000	907,250
Consolidated Communications, Inc.
6.500%, 10/01/22	540,000	453,600
Digicel Group, Ltd.
7.125%, 04/01/22 (144A) (a)	770,000	577,500
Digicel, Ltd.
6.000%, 04/15/21 (144A) (a)	2,502,000	2,107,935
Frontier Communications Corp.
6.250%, 09/15/21	945,000	800,888
6.875%, 01/15/25	1,570,000	1,293,287
7.125%, 01/15/23	575,000	495,938
7.625%, 04/15/24	647,000	543,480
11.000%, 09/15/25 (144A)	750,000	742,500
Intelsat Jackson Holdings S.A.
5.500%, 08/01/23	2,981,000	2,340,085
Level 3 Financing, Inc.
5.125%, 05/01/23 (144A)	576,000	571,680
5.375%, 08/15/22	850,000	862,750
5.375%, 01/15/24 (144A)	996,000	1,000,980
5.375%, 05/01/25 (144A) (a)	2,397,000	2,385,015
5.625%, 02/01/23	1,339,000	1,365,780
6.125%, 01/15/21	205,000	212,175
Nokia Oyj
6.625%, 05/15/39	1,117,000	1,142,836
Orange S.A.
4.000%, 10/01/21 (EUR) (e)	475,000	509,392
Play Finance 2 S.A.
5.250%, 02/01/19 (EUR)	550,000	611,280
Sable International Finance, Ltd.
6.875%, 08/01/22 (144A)	340,000	328,100
Sprint Capital Corp.
6.875%, 11/15/28	1,205,000	840,487
8.750%, 03/15/32	960,000	720,000
Sprint Communications, Inc.
7.000%, 03/01/20 (144A) (a)	593,000	594,483
9.000%, 11/15/18 (144A)	4,195,000	4,415,237
Sprint Corp.
7.125%, 06/15/24	2,250,000	1,622,812
7.875%, 09/15/23	3,392,000	2,547,392
T-Mobile USA, Inc.
6.000%, 03/01/23 (a)	840,000	850,500
6.375%, 03/01/25	1,520,000	1,535,200

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
T-Mobile USA, Inc.
6.500%, 01/15/24 (a)	1,000,000	$1,020,000
6.500%, 01/15/26	1,787,000	1,803,959
6.633%, 04/28/21	296,000	307,100
6.731%, 04/28/22	504,000	525,420
6.836%, 04/28/23	155,000	160,425
Telecom Italia Capital S.A.
6.000%, 09/30/34	1,305,000	1,203,862
Telecom Italia Finance S.A.
7.750%, 01/24/33 (EUR)	190,000	268,711
Telecom Italia S.p.A.
5.303%, 05/30/24 (144A)	200,000	197,500
5.875%, 05/19/23 (GBP)	1,000,000	1,585,081
6.375%, 06/24/19 (GBP)	700,000	1,120,817
Telefonica Europe B.V.
4.200%, 12/04/19 (EUR) (e)	300,000	320,727
Telenet Finance V Luxembourg SCA
6.250%, 08/15/22 (EUR)	710,000	830,426
6.750%, 08/15/24 (EUR)	543,000	644,690
Virgin Media Finance plc
5.750%, 01/15/25 (144A) (a)	1,095,000	1,053,937
7.000%, 04/15/23 (GBP)	513,000	791,809
Virgin Media Secured Finance plc
6.000%, 04/15/21 (GBP)	1,475,100	2,245,702
Wind Acquisition Finance S.A.
4.000%, 07/15/20 (EUR)	1,227,000	1,326,775
6.500%, 04/30/20 (144A)	200,000	209,250
7.000%, 04/23/21 (EUR)	100,000	107,317

		56,390,919

Textiles—0.1%
Springs Industries, Inc. 6.250%, 06/01/21	803,000	794,970

Transportation—1.2%
Air Medical Merger Sub Corp. 6.375%, 05/15/23 (144A) (a)	517,000	460,130
Florida East Coast Holdings Corp.
6.750%, 05/01/19 (144A)	1,014,000	927,810
Global Ship Lease, Inc.
10.000%, 04/01/19 (144A)	2,535,000	2,294,175
JCH Parent, Inc.
10.500%, 03/15/19 (144A) (d)	1,912,657	1,166,721
Silk Bidco A/S
7.500%, 02/01/22 (EUR)	245,000	273,576
Watco Cos. LLC / Watco Finance Corp.
6.375%, 04/01/23 (144A)	617,000	607,745
WFS Global Holding SAS
9.500%, 07/15/22 (EUR)	100,000	113,798
XPO Logistics, Inc.
5.750%, 06/15/21 (EUR)	200,000	202,048
6.500%, 06/15/22 (144A) (a)	1,530,000	1,415,250
7.875%, 09/01/19 (144A)	690,000	701,571

		8,162,824

Total Corporate Bonds & Notes (Cost $574,112,813)		525,797,839

Floating Rate Loans (i)—6.9%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
Sequa Corp. Term Loan B, 5.250%, 06/19/17	239,155	166,213
Silver II U.S. Holdings LLC
Term Loan, 4.000%, 12/13/19	1,227,688	1,050,696

		1,216,909

Air Freight & Logistics—0.1%
Ceva Logistics Canada ULC Term Loan, 6.500%, 03/19/21	104,197	87,179
Ceva Logistics U.S. Holdings, Inc.
Term Loan, 6.500%, 03/19/21	833,579	697,428

		784,607

Airlines—0.2%
Northwest Airlines, Inc. Term Loan, 1.768%, 09/10/18	818,500	793,945
Term Loan, 2.388%, 03/10/17	446,000	441,540

		1,235,485

Building Materials—0.0%
Stardust Finance Holdings, Inc. Senior Lien Term Loan, 6.500%, 03/13/22	258,098	251,001

Chemicals—0.5%
Ascend Performance Materials Operations LLC Term Loan B, 6.750%, 04/10/18	3,291,750	3,083,274
MacDermid, Inc.
Term Loan B3, 5.500%, 06/07/20	414,960	402,822

		3,486,096

Commercial Services—0.4%
Hertz Corp. (The) Term Loan B2, 3.000%, 03/11/18	1,338,707	1,326,993
Jaguar Holding Co. II
Term Loan B, 4.250%, 08/18/22	1,028,335	1,001,855

		2,328,848

Electric—0.5%
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/19/16	912,723	911,154
Texas Competitive Electric Holdings Co. LLC
Term Loan, 3.750%, 11/07/16	2,110,693	2,100,140

		3,011,294

Entertainment—0.3%
Amaya Holdings B.V. 1st Lien Term Loan, 5.000%, 08/01/21	871,804	816,590
2nd Lien Term Loan, 8.000%, 08/01/22	958,654	958,654

		1,775,244

Health Care Equipment & Supplies—0.1%
Air Medical Group Holdings, Inc. Term Loan B, 4.500%, 04/28/22	616,900	598,008

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Health Care Equipment & Supplies—(Continued)
Surgery Center Holdings, Inc.
1st Lien Term Loan, 5.250%, 11/03/20	361,634	$359,675

		957,683

Healthcare-Products—0.2%
Alere, Inc. Term Loan B, 4.250%, 06/18/22	280,961	278,955
DJO Finance LLC
Term Loan, 4.250%, 06/08/20	798,000	777,385
Sterigenics-Nordion Holdings LLC
Term Loan B, 4.250%, 05/15/22	209,475	204,238

		1,260,578

Healthcare-Services—0.1%
Envision Healthcare Corp. Term Loan B2, 4.500%, 10/28/22	451,000	449,732

Insurance—0.1%
AssuredPartners, Inc. 1st Lien Term Loan, 5.750%, 10/21/22	493,000	491,151

Internet—0.0%
Blue Coat Holdings, Inc. Term Loan, 4.500%, 05/20/22	210,000	203,525

Internet Software & Services—0.4%
New Lightsquared LLC
Term Loan, 9.250%, 06/15/20	3,030,000	2,817,900

Lodging—0.7%
Caesars Entertainment Resort Properties LLC / Caesars Growth Properties Finance, Inc. Term Loan B, 7.000%, 10/11/20	4,201,538	3,826,026
Station Casinos LLC
Term Loan B, 4.250%, 03/02/20	599,745	589,500

		4,415,526

Machinery—0.1%
Gates Global, Inc. Term Loan B, 4.250%, 07/05/21	1,046,576	984,653

Media—0.7%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 4.250%, 07/23/21	617,188	595,586
Cengage Learning Acquisitions, Inc.
1st Lien Term Loan, 7.000%, 03/31/20 (h)	1,986,177	1,931,557
Houghton Mifflin Harcourt Publishing Co.
Term Loan B, 4.000%, 05/31/21	741,275	720,890
iHeartCommunications, Inc.
Term Loan D, 7.174%, 01/30/19	1,736,173	1,224,002

Media—(Continued)
Univision Communications, Inc.
Term Loan C4, 4.000%, 03/01/20	268,622	263,529

		4,735,564

Office/Business Equipment—0.1%
Brand Energy & Infrastructure Services, Inc. Term Loan B, 11/26/20 (j)	463,817	439,853

Oil & Gas—0.2%
CITGO Holding, Inc. Term Loan B, 9.500%, 05/12/18	1,081,247	1,079,896

Pharmaceuticals—0.2%
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.750%, 08/05/20	522,000	502,099
Term Loan B F1, 4.000%, 04/01/22	726,595	701,921

		1,204,020

Real Estate—0.0%
Realogy Corp. Extended Letter of Credit, 2.252%, 10/10/16	127,564	125,727

Retail—0.1%
BJ’s Wholesale Club, Inc. 2nd Lien Term Loan, 8.500%, 03/26/20	550,000	495,458
Rite Aid Corp.
2nd Lien Term Loan, 5.750%, 08/21/20	350,000	351,823

		847,281

Semiconductors—0.6%
Avago Technologies Cayman, Ltd. Term Loan B, 11/06/22 (j)	2,345,000	2,319,923
CEVA Intercompany B.V.
Term Loan, 6.500%, 03/19/21	604,345	505,636
Microsemi Corp.
Term Loan B, 12/02/22 (j)	240,000	236,325
NXP B.V.
Term Loan B, 3.750%, 12/07/20	1,225,866	1,222,035

		4,283,919

Software—0.9%
Epicor Software Corp. 1st Lien Term Loan, 4.750%, 06/01/22	1,033,805	1,011,837
First Data Corp.
Extended Term Loan, 3.918%, 03/24/18	2,143,808	2,119,690
Term Loan, 3.918%, 09/24/18	200,000	197,775
Informatica Corp.
Term Loan, 4.500%, 08/05/22	742,140	716,011
Kronos, Inc.
2nd Lien Term Loan, 9.750%, 04/30/20	1,906,969	1,901,406
Tibco Software, Inc.
Term Loan B, 6.500%, 12/04/20	152,840	138,702

		6,085,421

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (i)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Telecommunications—0.1%
Avaya, Inc. Term Loan B7, 6.250%, 05/29/20	563,798	$396,538
CommScope, Inc.
Term Loan B5, 3.827%, 12/29/22	276,308	274,969
Hawaiian Telcom Communications, Inc.
Term Loan B, 5.000%, 06/06/19	259,742	258,334

		929,841

Transportation—0.1%
CEVA Group plc Term Loan, 6.500%, 03/19/21	583,293	488,022

Total Floating Rate Loans (Cost $47,641,460)		45,889,776

Common Stocks—4.9%

Capital Markets—1.6%
American Capital, Ltd. (a) (k)	707,716	9,759,404
E*Trade Financial Corp. (k)	24,729	732,967
Uranium Participation Corp. (k)	28,400	105,292

		10,597,663

Chemicals—0.0%
Advanced Emissions Solutions, Inc. (a) (k)	11,202	79,982

Communications Equipment—0.3%
Nokia Oyj	251,046	1,787,204

Consumer Finance—1.4%
Ally Financial, Inc. (Private Placement) (k)	481,235	8,970,221

Diversified Telecommunication Services—0.2%
Broadview Networks Holdings, Inc. (k)	52,943	76,767
Level 3 Communications, Inc. (a) (k)	28,670	1,558,501

		1,635,268

Hotels, Restaurants & Leisure—0.3%
Amaya, Inc. (k)	143,483	1,807,407

Household Durables—0.1%
Stanley-Martin Communities LLC (b) (c) (k)	450	624,600

Insurance—0.3%
American International Group, Inc.	28,070	1,739,498

Media—0.2%
Time Warner Cable, Inc.	8,587	1,593,661

Metals & Mining—0.0%
African Minerals, Ltd. (b) (h) (k)	159,753	2

Oil, Gas & Consumable Fuels—0.4%
Gener8 Maritime, Inc. (k)	266,132	2,514,947

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. (a) (k)	22,900	$895,848

Total Common Stocks (Cost $37,000,330)		32,246,301

Mutual Fund—1.0%

Investment Company Security—1.0%
iShares iBoxx $ High Yield Corporate Bond ETF (a) (l) (Cost $7,099,204)	84,049	6,772,668

Asset-Backed Securities—1.0%

Asset-Backed - Other—1.0%
ALM VIII, Ltd. 3.517%, 01/20/26 (144A) (e)	550,000	511,432
4.817%, 01/20/26 (144A) (e)	500,000	401,529
ALM XIV, Ltd.
3.773%, 07/28/26 (144A) (e)	250,000	234,129
5.173%, 07/28/26 (144A) (e)	250,000	189,712
Apidos CLO XVIII
3.970%, 07/22/26 (144A) (e)	550,000	508,506
Atlas Senior Loan Fund, Ltd.
3.317%, 07/16/26 (144A) (e)	250,000	241,020
3.767%, 07/16/26 (144A) (e)	250,000	220,453
Avalon IV Capital, Ltd.
3.139%, 04/17/23 (144A) (e)	250,000	246,379
Benefit Street Partners CLO, Ltd.
3.817%, 07/20/26 (144A) (e)	500,000	428,185
Cedar Funding III CLO, Ltd.
3.920%, 05/20/26 (144A) (e)	270,000	240,030
CIFC Funding, Ltd.
3.120%, 07/22/26 (144A) (e)	250,000	238,293
Highbridge Loan Management, Ltd.
3.323%, 07/28/25 (144A) (e)	300,000	289,147
LCM X L.P.
5.821%, 04/15/22 (144A) (e)	1,000,000	954,969
Madison Park Funding XIV, Ltd.
3.917%, 07/20/26 (144A) (e)	250,000	236,492
Madison Park Funding, Ltd.
3.095%, 04/22/22 (144A) (e)	250,000	249,980
4.145%, 04/22/22 (144A) (e)	250,000	249,985
Octagon Investment Partners XII, Ltd.
5.779%, 05/05/23 (144A) (e)	400,000	372,049
OneMain Financial Issuance Trust
4.320%, 07/18/25 (144A)	200,000	198,558
5.640%, 07/18/25 (144A)	200,000	197,290
Palmer Square CLO, Ltd.
4.165%, 10/17/22 (144A) (e)	300,000	296,771
WhiteHorse IX, Ltd.
3.015%, 07/17/26 (144A) (e)	250,000	219,637

Total Asset-Backed Securities (Cost $7,025,999)		6,724,546

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Preferred Stocks—0.8%

Security Description	Shares/ Principal Amount*	Value

Banks—0.6%
GMAC Capital Trust I, 8.125% (e)	143,228	$3,632,262

Consumer Finance—0.0%
Ally Financial, Inc., 8.500% (e)	9,513	245,055

Diversified Financial Services—0.2%
Marsico Parent Superholdco LLC (144A) (b) (k)	25	0
RBS Capital Funding Trust VII Series G, 6.080%	65,156	1,624,339

		1,624,339

Total Preferred Stocks (Cost $5,608,926)		5,501,656

Convertible Preferred Stock—0.7%

Hotels, Restaurants & Leisure—0.7%
Amaya, Inc.
Zero Coupon, 12/31/49 (CAD) (Cost $6,986,453)	7,581,000	4,769,286

Convertible Bonds—0.5%

Diversified Financial Services—0.0%
E*Trade Financial Corp.
Zero Coupon, 08/31/19 (144A)	76,000	220,724
Zero Coupon, 08/31/19	11,000	31,947

		252,671

Insurance—0.0%
Radian Group, Inc.
3.000%, 11/15/17	169,000	211,567

Oil & Gas—0.4%
SandRidge Energy, Inc.
7.500%, 02/16/23	381,000	69,532
8.125%, 10/16/22	288,000	55,260
Whiting Petroleum Corp.
1.250%, 04/01/20 (144A)	3,298,000	2,242,640

		2,367,432

Retail—0.1%
Enterprise Funding, Ltd.
3.500%, 09/10/20 (GBP)	300,000	377,911

Total Convertible Bonds (Cost $4,303,950)		3,209,581

Escrow Shares—0.0%

Auto Parts & Equipment—0.0%
Lear Corp. (b) (h)	1,395,000	12,206
Lear Corp. (b) (h)	1,530,000	13,388

		25,594

Chemicals—0.0%
Momentive Performance Materials, Inc.	1,398,000	$0

		0

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc. (h)	489,000	36,064
Lehman Brothers Holdings, Inc. (h)	1,740,000	128,325

		164,389

Media—0.0%
Cengage Learning Acquisitions, Inc. Term Loan (b) (h)	295,300	0

		0

Total Escrow Shares (Cost $219,861)		189,983

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (c) (k) (Cost $16)	1,601	10,090

Short-Term Investments—11.7%

Mutual Fund—8.5%
State Street Navigator Securities Lending MET Portfolio (m)	56,097,078	56,097,078

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $21,115,280 on 01/04/16, collateralized by $21,815,000 U.S. Treasury Note at 0.625% due 04/30/18 with a value of $21,542,313.	21,115,210	21,115,210

Total Short-Term Investments (Cost $77,212,288)		77,212,288

Total Investments—107.0% (Cost $767,211,300) (n)		708,324,014
Other assets and liabilities (net)—(7.0)%		(46,422,583)

Net Assets—100.0%		$661,901,431

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $102,597,294 and the collateral received consisted of cash in the amount of $56,097,078 and non-cash collateral with a value of $50,312,773. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.7% of net assets.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $4,550,698, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2015, the value of securities pledged amounted to $4,062,000.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Illiquid security. As of December 31, 2015, these securities represent 0.4% of net assets.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after December 31, 2015, at which time the interest rate will be determined.
(k)	Non-income producing security.
(l)	Affiliated Issuer. (See of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(n)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $770,695,191. The aggregate unrealized appreciation and depreciation of investments were $6,294,497 and $(68,665,674), respectively, resulting in net unrealized depreciation of $(62,371,177) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $245,310,728, which is 37.1% of net assets.
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
HMH Publishing Co., Ltd.	06/22/14	1,601	$16	$10,090
National Air Cargo Group, Inc. 11.875%, 05/08/18	08/11/15	604,072	604,072	604,072
National Air Cargo Group, Inc. 11.875%, 05/02/18	08/11/15	589,436	589,436	589,436
Stanley-Martin Communities LLC	10/22/07	450	282,182	624,600
Sterling Entertainment Enterprises LLC 9.750%, 12/15/19	12/28/12	2,750,000	2,750,000	2,722,500

				$4,550,698

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date(a)	Principal Amount		Net Closing Amount
Credit Suisse Securities (USA) LLC	0.750%	12/18/15	OPEN	USD	882,750	$882,750
Credit Suisse Securities (USA) LLC	0.750%	12/18/15	OPEN	USD	2,772,638	2,772,638

Total						$3,655,388

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	827,000	Morgan Stanley & Co. International plc	01/06/16	$	608,693	$(11,019)
CAD	458,000	Northern Trust Co.	01/06/16		329,488	1,510
CAD	460,000	Northern Trust Co.	01/06/16		339,567	(7,125)
EUR	500,000	Morgan Stanley & Co. International plc	01/06/16		541,671	1,718

Contracts to Deliver
CAD	12,856,000	HSBC Bank plc	01/06/16		9,618,723	327,672
EUR	483,000	Northern Trust Co.	01/06/16		529,681	4,767
EUR	28,215,000	UBS AG	01/06/16		29,885,526	(777,926)
GBP	10,371,000	BNP Paribas S.A.	01/06/16		15,583,153	294,181

Net Unrealized Depreciation						$(166,222)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro-Bobl Futures	03/08/16	(14)	EUR	(1,845,630)	$17,659
Euro-Bund Futures	03/08/16	(6)	EUR	(961,076)	14,732
Russell 2000 Mini Index Futures	03/18/16	(61)	USD	(6,755,019)	(147,131)
S&P 500 E-Mini Index Futures	03/18/16	(501)	USD	(50,349,532)	(637,238)
U.S. Treasury Note 10 Year Futures	03/21/16	(1)	USD	(126,169)	263
United Kingdom Long Gilt Bond Futures	03/29/16	(15)	GBP	(1,759,650)	11,941

Net Unrealized Depreciation					$(739,774)

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.HY.25.V1	5.000%	12/20/20	4.726%	USD	20,370,000	$268,152

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
CCO Holdings LLC / CCO Holdings Capital Corp. 7.250%, due 10/30/17	8.000%	09/20/17	Deutsche Bank AG	0.461%	USD	1,500,000	$194,120	$—	$194,120

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Cash in the amount of $196 has been deposited in segregated accounts held by the counterparties as collateral for OTC swap contracts.

(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$2,060,264	$—	$2,060,264
Aerospace/Defense	—	7,773,993	1,193,508	8,967,501
Airlines	—	6,159,265	—	6,159,265
Apparel	—	1,128,575	—	1,128,575
Auto Manufacturers	—	1,363,793	—	1,363,793
Auto Parts & Equipment	—	7,169,573	—	7,169,573
Banks	—	28,314,832	—	28,314,832
Biotechnology	—	201,260	—	201,260
Building Materials	—	8,426,521	—	8,426,521
Chemicals	—	5,804,134	—	5,804,134
Coal	—	2,811,245	—	2,811,245
Commercial Services	—	15,703,178	—	15,703,178
Computers	—	1,185,865	—	1,185,865
Distribution/Wholesale	—	12,159,139	—	12,159,139
Diversified Financial Services	—	27,045,362	—	27,045,362
Electric	—	10,119,703	—	10,119,703
Electrical Components & Equipment	—	968,489	—	968,489
Electronics	—	707,024	—	707,024
Energy-Alternate Sources	—	406,624	—	406,624
Engineering & Construction	—	3,960,849	—	3,960,849
Entertainment	—	3,792,749	0	3,792,749
Environmental Control	—	972,345	—	972,345
Food	—	5,619,128	—	5,619,128

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food Service	$—	$1,703,548	$—	$1,703,548
Forest Products & Paper	—	290,460	—	290,460
Healthcare-Products	—	7,382,674	—	7,382,674
Healthcare-Services	—	28,944,595	—	28,944,595
Holding Companies-Diversified	—	3,241,917	—	3,241,917
Home Builders	—	12,978,619	—	12,978,619
Household Products/Wares	—	2,831,678	—	2,831,678
Insurance	—	2,320,384	—	2,320,384
Internet	—	9,323,882	—	9,323,882
Iron/Steel	—	2,096,565	—	2,096,565
Leisure Time	—	1,388,416	—	1,388,416
Lodging	—	12,108,706	—	12,108,706
Machinery-Construction & Mining	—	585,900	—	585,900
Media	—	55,263,083	2,722,500	57,985,583
Metal Fabricate/Hardware	—	2,407,826	—	2,407,826
Mining	—	7,243,620	—	7,243,620
Miscellaneous Manufacturing	—	882,066	—	882,066
Office/Business Equipment	—	2,967,715	—	2,967,715
Oil & Gas	—	31,603,407	—	31,603,407
Oil & Gas Services	—	610,958	—	610,958
Packaging & Containers	—	13,443,146	—	13,443,146
Pharmaceuticals	—	21,170,323	—	21,170,323
Pipelines	—	20,411,940	—	20,411,940
Real Estate	—	3,930,106	0	3,930,106
Real Estate Investment Trusts	—	5,685,158	—	5,685,158
Retail	—	22,032,597	—	22,032,597
Semiconductors	—	5,433,590	—	5,433,590
Software	—	23,837,429	—	23,837,429
Storage/Warehousing	—	558,900	—	558,900
Telecommunications	—	56,390,919	—	56,390,919
Textiles	—	794,970	—	794,970
Transportation	—	8,162,824	—	8,162,824
Total Corporate Bonds & Notes	—	521,881,831	3,916,008	525,797,839
Total Floating Rate Loans*	—	45,889,776	—	45,889,776
Common Stocks
Capital Markets	10,597,663	—	—	10,597,663
Chemicals	79,982	—	—	79,982
Communications Equipment	—	1,787,204	—	1,787,204
Consumer Finance	8,970,221	—	—	8,970,221
Diversified Telecommunication Services	1,635,268	—	—	1,635,268
Hotels, Restaurants & Leisure	1,807,407	—	—	1,807,407
Household Durables	—	—	624,600	624,600
Insurance	1,739,498	—	—	1,739,498
Media	1,593,661	—	—	1,593,661
Metals & Mining	—	—	2	2
Oil, Gas & Consumable Fuels	2,514,947	—	—	2,514,947
Real Estate Investment Trusts	0	—	—	0
Wireless Telecommunication Services	895,848	—	—	895,848
Total Common Stocks	29,834,495	1,787,204	624,602	32,246,301
Total Mutual Fund*	6,772,668	—	—	6,772,668
Total Asset-Backed Securities*	—	6,724,546	—	6,724,546
Preferred Stocks
Banks	3,632,262	—	—	3,632,262
Consumer Finance	245,055	—	—	245,055
Diversified Financial Services	1,624,339	—	0	1,624,339
Total Preferred Stocks	5,501,656	—	0	5,501,656
Total Convertible Preferred Stock*	—	4,769,286	—	4,769,286
Total Convertible Bonds*	—	3,209,581	—	3,209,581

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Escrow Shares
Auto Parts & Equipment	$—	$—	$25,594	$25,594
Chemicals	—	—	0	0
Diversified Financial Services	—	164,389	—	164,389
Media	—	—	0	0
Total Escrow Shares	—	164,389	25,594	189,983
Total Warrant*	—	10,090	—	10,090
Short-Term Investments
Mutual Fund	56,097,078	—	—	56,097,078
Repurchase Agreement	—	21,115,210	—	21,115,210
Total Short-Term Investments	56,097,078	21,115,210	—	77,212,288
Total Investments	$98,205,897	$605,551,913	$4,566,204	$708,324,014

Collateral for Securities Loaned (Liability)	$—	$(56,097,078)	$—	$(56,097,078)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$629,848	$—	$629,848
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(796,070)	—	(796,070)
Total Forward Contracts	$—	$(166,222)	$—	$(166,222)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$44,595	$—	$—	$44,595
Futures Contracts (Unrealized Depreciation)	(784,369)	—	—	(784,369)
Total Futures Contracts	$(739,774)	$—	$—	$(739,774)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$268,152	$—	$268,152
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$194,120	$—	$194,120
Total Reverse Repurchase Agreements (Liability)	$—	$(3,655,388)	$—	$(3,655,388)

*	See Schedule of Investments for additional detailed categorizations.

Transfers of Common Stock from Level 2 to Level 1 in the amount of $13,297,115 were due to the discontinuation of a liquidity discount as the result of a lock-up period expiration.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Corporate Bonds & Notes
Aerospace & Defense	$1,715,086	$—	$0	$1,361,158	$(1,882,736	)(a)	$—	$—	$1,193,508	$0
Entertainment	0		42,971	—	(57,030)		14,059	—	0	0
Media	2,805,000	—	(82,500)		—		—	—	2,722,500	(82,500)
Real Estate	0	—	—		—		—	—	0	—
Common Stocks
Household Durables	633,150	—	(8,550)	—	—		—	—	624,600	(8,550)
Metals & Mining	24,899	—	(24,897)	—	—		—	—	2	(24,897)
Oil, Gas & Consu mable Fuels	4,058,188	—	—	—	—		—	(4,058,188)	—	—
Preferred Stocks
Diversified Financial Services	0	—	—	—	—		—	—	0	—
Escrow Shares
Auto Parts & Equipment	—	—	—	—	—		25,594	—	25,594	—
Chemicals	—	—	—	—	—		0	—	0	—
Media	—	—	—	—	—		0	—	0	—

Total	$9,236,323	$—	$(72,976)	$1,361,158	$(1,939,766)		$39,653	$(4,058,188)	$4,566,204	$(115,947)

(a)	Sales include principal reductions.

Common Stock in the amount of $4,058,188 was transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

Corporate Bonds & Notes in the amount of $14,059 and Escrow Shares in the amount of $25,294 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$701,551,346
Affiliated investments at value (c)	6,772,668
Cash	86,427
Cash denominated in foreign currencies (d)	422,933
Cash collateral (e)	3,966,970
OTC swap contracts at market value	194,120
Unrealized appreciation on forward foreign currency exchange contracts	629,848
Receivable for:
Investments sold	4,259,414
Open cash collateral on centrally cleared swaps	10,000
Fund shares sold	9,925
Dividends and interest	9,618,782
Variation margin on futures contracts	551,110
Interest on OTC swap contracts	4,000
Variation margin on centrally cleared swap contracts	11,842
Prepaid expenses	2,111
Other assets	113,350

Total Assets	728,204,846
Liabilities
Reverse repurchase agreements	3,655,388
Cash collateral for OTC swap contracts	400,000
Unrealized depreciation on forward foreign currency exchange contracts	796,070
Collateral for securities loaned	56,097,078
Commitments (f)	0
Payables for:
Investments purchased	4,527,934
Fund shares redeemed	164,013
Variation margin on futures contracts	1,678
Accrued Expenses:
Management fees	337,065
Distribution and service fees	51,356
Deferred trustees’ fees	81,937
Other expenses	190,896

Total Liabilities	66,303,415

Net Assets	$661,901,431

Net Assets Consist of:
Paid in surplus	$697,913,372
Undistributed net investment income	45,343,979
Accumulated net realized loss	(22,002,291)
Unrealized depreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	(59,353,629)

Net Assets	$661,901,431

Net Assets
Class A	$422,244,633
Class B	239,656,798
Capital Shares Outstanding*
Class A	58,575,765
Class B	33,621,551
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.21
Class B	7.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $760,112,096.
(b)	Includes securities loaned at value of $102,597,294.
(c)	Identified cost of affiliated investments was $7,099,204.
(d)	Identified cost of cash denominated in foreign currencies was $426,008.
(e)	Includes collateral of $2,719,470 for futures contracts and $1,247,500 for centrally cleared swap contracts.
(f)	See Note 2 of the Notes to Financial Statements for details of commitments.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$756,166
Dividends from affiliated investments	337,565
Interest	42,825,669
Securities lending income	332,479

Total investment income	44,251,879
Expenses
Management fees	4,491,939
Administration fees	18,412
Custodian and accounting fees	230,384
Distribution and service fees—Class B	676,441
Interest expense	85,004
Audit and tax services	75,298
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	48,962
Insurance	5,144
Miscellaneous	17,383

Total expenses	5,710,600
Less management fee waiver	(28,592)

Net expenses	5,682,008

Net Investment Income	38,569,871

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(20,100,796)
Affiliated investments	(824,631)
Futures contracts	(2,021,930)
Written options	87,639
Swap contracts	813,309
Foreign currency transactions	12,238,269

Net realized loss	(9,808,140)

Net change in unrealized appreciation (depreciation) on:
Investments	(51,947,948)
Affiliated investments	(326,536)
Futures contracts	1,285,291
Swap contracts	63,053
Foreign currency transactions	(4,091,016)

Net change in unrealized depreciation	(55,017,156)

Net realized and unrealized loss	(64,825,296)

Net Decrease in Net Assets From Operations	$(26,255,425)

(a)	Net of foreign withholding taxes of $42.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,569,871	$45,655,709
Net realized gain (loss)	(9,808,140)	19,460,989
Net change in unrealized depreciation	(55,017,156)	(35,158,014)

Increase (decrease) in net assets from operations	(26,255,425)	29,958,684

From Distributions to Shareholders
Net investment income
Class A	(40,375,454)	(32,850,868)
Class B	(21,629,568)	(18,650,271)
Net realized capital gains
Class A	(4,472,730)	(24,118,359)
Class B	(2,481,532)	(14,259,906)

Total distributions	(68,959,284)	(89,879,404)

Decrease in net assets from capital share transactions	(11,616,482)	(18,612,421)

Total decrease in net assets	(106,831,191)	(78,533,141)

Net Assets
Beginning of period	768,732,622	847,265,763

End of period	$661,901,431	$768,732,622

Undistributed net investment income
End of period	$45,343,979	$57,025,627

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,875,950	$31,673,653	11,132,160	$92,750,541
Reinvestments	5,809,350	44,848,184	6,964,453	56,969,227
Redemptions	(11,404,097)	(89,044,428)	(18,523,055)	(154,702,014)

Net decrease	(1,718,797)	$(12,522,591)	(426,442)	$(4,982,246)

Class B
Sales	6,243,034	$49,449,796	8,398,737	$71,047,469
Reinvestments	3,155,903	24,111,100	4,057,975	32,910,177
Redemptions	(9,338,421)	(72,654,787)	(14,083,717)	(117,587,821)

Net increase (decrease)	60,516	$906,109	(1,627,005)	$(13,630,175)

Decrease derived from capital shares transactions		$(11,616,482)		$(18,612,421)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.22		$8.86	$8.93	$8.36	$8.70

Income (Loss) from Investment Operations
Net investment income (a)	0.42		0.48	0.54	0.59	0.59
Net realized and unrealized gain (loss) on investments	(0.69)		(0.16)	0.26	0.73	(0.35)

Total from investment operations	(0.27)		0.32	0.80	1.32	0.24

Less Distributions
Distributions from net investment income	(0.67)		(0.55)	(0.62)	(0.64)	(0.58)
Distributions from net realized capital gains	(0.07)		(0.41)	(0.25)	(0.11)	0.00

Total distributions	(0.74)		(0.96)	(0.87)	(0.75)	(0.58)

Net Asset Value, End of Period	$7.21		$8.22	$8.86	$8.93	$8.36

Total Return (%) (b)	(3.86	)(d)	3.65 (d)	9.52	16.80 (c)	2.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67		0.68	0.69	0.65	0.65
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66		0.67	0.66	0.65	0.65
Net ratio of expenses to average net assets (%)	0.67		0.68	0.66	0.65	0.65
Net ratio of expenses to average net assets excluding interest expense (%)	0.66		0.67	0.66	0.65	0.65
Ratio of net investment income to average net assets (%)	5.24		5.60	6.18	6.90	6.91
Portfolio turnover rate (%)	75		70	108	85	99
Net assets, end of period (in millions)	$422.2		$495.7	$538.3	$589.6	$518.4

	Class B
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.14		$8.78	$8.85	$8.29	$8.64

Income (Loss) from Investment Operations
Net investment income (a)	0.39		0.45	0.51	0.56	0.56
Net realized and unrealized gain (loss) on investments	(0.68)		(0.15)	0.27	0.74	(0.34)

Total from investment operations	(0.29)		0.30	0.78	1.30	0.22

Less Distributions
Distributions from net investment income	(0.65)		(0.53)	(0.60)	(0.63)	(0.57)
Distributions from net realized capital gains	(0.07)		(0.41)	(0.25)	(0.11)	0.00

Total distributions	(0.72)		(0.94)	(0.85)	(0.74)	(0.57)

Net Asset Value, End of Period	$7.13		$8.14	$8.78	$8.85	$8.29

Total Return (%) (b)	(4.16	)(d)	3.42 (d)	9.33	16.54 (c)	2.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92		0.93	0.94	0.90	0.90
Gross ratio of expenses to average net assets excluding interest expense (%)	0.91		0.92	0.91	0.90	0.90
Net ratio of expenses to average net assets (%)	0.92		0.93	0.91	0.90	0.90
Net ratio of expenses to average net assets excluding interest expense (%)	0.91		0.92	0.91	0.90	0.90
Ratio of net investment income to average net assets (%)	4.99		5.34	5.94	6.65	6.66
Portfolio turnover rate (%)	75		70	108	85	99
Net assets, end of period (in millions)	$239.7		$273.0	$309.0	$324.9	$270.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2012, 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

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securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, convertible bonds, distribution redesignations and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In

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connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Commitments - The Portfolio may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Portfolio to make future cash payments. As of December 31, 2015, the Portfolio had outstanding commitments of $22,510,000 in connection with the Chapter 11 case of Energy Future Holdings Corp. This commitment is not included in the net assets of the Portfolio as of December 31, 2015.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $21,115,210, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

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The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the Portfolio had an outstanding reverse repurchase agreement balance for 365 days. The average amount of borrowings was $12,968,283 and the weighted average interest rate was 0.66% during the 365 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2015:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Credit Suisse Securities (USA) LLC	$3,655,388	$(3,655,388)	—

	$3,655,388	$(3,655,388)	—

[1]	Collateral with a value of $4,062,000 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of the collateral received/pledged and the remaining contractual maturities for securities lending transactions and reverse repurchase agreements, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(7,777,462)	$—	$—	$—	$(7,777,462)
Corporate Bonds & Notes	(48,319,616)	—	—	—	(48,319,616)
Total	$(56,097,078)	$—	$—	$—	$(56,097,078)
Reverse Repurchase Agreements
Corporate Bonds & Notes	(3,655,388)	—	—	—	(3,655,388)
Total Borrowings	$(59,752,466)	$—	$—	$—	$(59,752,466)
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$(59,752,466)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The

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use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the

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liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2015:

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2014	—	$—
Options written	5,228	(517,467)
Options bought back	(5,228)	517,467

Options outstanding December 31, 2015	—	$—

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not

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Met Investors Series Trust

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Notes to Financial Statements—December 31, 2015—(Continued)

otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$44,595
Credit	OTC swap contracts at market value (c)	194,120
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	268,152
Equity			Unrealized depreciation on futures contracts (a) (b)	$784,369
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	629,848	Unrealized depreciation on forward foreign currency exchange contracts	796,070

Total		$1,136,715		$1,580,439

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $4,000.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$294,181	$—	$—	$294,181
Deutsche Bank AG	194,120	—	(194,120)	—
HSBC Bank plc	327,672	—	—	327,672
Morgan Stanley & Co. International plc	1,718	(1,718)	—	—
Northern Trust Co.	6,277	(6,277)	—	—

	$823,968	$(7,995)	$(194,120)	$621,853

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Morgan Stanley & Co. International plc	$11,019	$(1,718)	$—	$9,301
Northern Trust Co.	7,125	(6,277)	—	848
UBS AG	777,926	—	—	777,926

	$796,070	$(7,995)	$—	$788,075

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$(133,837)	$—	$(133,837)
Forward foreign currency transactions	—	—	—	11,982,331	11,982,331
Futures contracts	182,024	—	(2,203,954)	—	(2,021,930)
Swap contracts	—	813,309	—	—	813,309
Written options	—	—	87,639	—	87,639

	$182,024	$813,309	$(2,250,152)	$11,982,331	$10,727,512

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(4,132,590)	$(4,132,590)
Futures contracts	44,595	—	1,240,696	—	1,285,291
Swap contracts	—	63,053	—	—	63,053

	$44,595	$63,053	$1,240,696	$(4,132,590)	$(2,784,246)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$161,133
Forward foreign currency transactions	83,970,991
Futures contracts short	(4,218,991)
Swap contracts	34,554,249
Written options	(193,100)

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$551,416,671	$0	$616,102,159

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, that amounted to $194,579 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $4,491,939.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying ETFs

A summary of the Portfolio’s transactions in the securities of affiliated Underlying ETFs during the year ended December 31, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
iShares iBoxx $ High Yield Corporate Bond ETF	0	340,083	(256,034)	84,049	$(824,631)	$337,565

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$64,861,263	$70,879,327	$4,098,021	$19,000,077	$68,959,284	$89,879,404

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$45,746,744	$—	$(62,395,580)	$(19,281,168)	$(35,930,004)

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated short term capital losses of $12,374,997 and post enactment accumulated long term capital losses of $6,906,171.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

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Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-43

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-44

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-45

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were slightly above the Expense Group median, Expense Universe median, and Sub-Advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-Advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-46

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned -1.23%, -1.40%, and -1.30%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned -0.79%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate shares generated a return of -0.79% over the past twelve months, as measured by the FTSE EPRA/NAREIT Developed Index, as positive performance in Europe and the Americas was offset by negative returns in the Asia-Pacific region. From a fundamental standpoint, real estate stocks continued to benefit from a favorable environment of limited new supply, improving demand for real estate space—leading to higher occupancies, rents and values—and access to attractively-priced capital. While economic growth is expanding in most developed markets around the globe, the rate of improvement varies dramatically—from a relatively robust U.S. and U.K. to tepid but positively trending recoveries in the eurozone and Japan. Sentiment towards growth in Europe has benefited from an aggressive quantitative easing program announced by the European Central Bank (the “ECB”) in January 2015, which has buoyed the markets. The U.S. has delivered modestly positive returns as economic and employment data have improved to the point where the Federal Reserve (the “Fed”) recently decided to move from its zero interest rate policy. The Asia-Pacific region has lagged, largely as the result of investor uncertainty surrounding China’s devaluing its currency in August, which catalyzed worries about the overall health of the Chinese economy and its implications on the trajectory of global economic growth. Meanwhile, inflationary pressures remained low, aided by a softening in the price of commodities, particularly a lower price of oil which bodes well for continued low intermediate and long-term interest rates.

Demand for real estate remains high, given the desire for total return anchored by current yield. The significant sources of capital seeking real estate include institutional investors, sovereign wealth funds, private equity, and listed property companies. The spread between cap rates and 10-year sovereign bond yields remains at historically wide levels, which suggests that there is plenty of “cushion” as bond yields increase, especially considering that we are still in the early to middle stages in the rental rate recovery cycle in many real estate markets globally. Moreover, we believe a move up in short-term rates in the U.S. is not the key data point to watch, rather it is long-term rates around the globe, whose increase we expect to be muted given continued sluggish economic growth globally, generally accommodative central bank policy, a decelerating China, and low rates on a relative basis in Europe and Japan. In fact, many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century.

The combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. Despite a global economic recovery that seems perennially challenged, the underlying business of real estate is very good. Earnings have generally been solid, with improving occupancies, higher trending rents, active transaction markets, and deep capital markets. Economic growth, while slow, is expanding in most developed markets. Sentiment towards growth in Europe was improved earlier this year via an aggressive quantitative easing program announced by the ECB in January 2015, which has been reinforced throughout the year. While the rumblings out of China, weak commodity markets, and continued geo-political risk in the eurozone and Middle East are reason for caution, we believe any meaningful volatility creates an opportunity to buy high-quality real estate companies with visible earnings at discounted prices. Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark during the period as the result of positioning in Europe and the Asia-Pacific region. This was marginally offset by favorable positioning in the Americas, where the strongest contribution to relative performance was delivered via the value added from a high-conviction underweight to Canada, which was one of the poorest-performing markets during the period. This was followed closely by the contribution from stock selection in the U.S., which was particularly strong in the healthcare and residential property sectors. Stock selection in Hong Kong and Australia also contributed to relative performance during the period. In Europe, an overweight to the outperforming U.K. market added value. Detractors from relative performance during the period included stock selection and asset allocation in Japan and Europe.

At the end of the period, we remained cautious on the Asia-Pacific region due to China’s slowing economy and its disproportionate impact on the region. We liked Tokyo office properties, Australian retail markets and remained selective elsewhere. The Tokyo office market continued to show improved occupancies and accelerating rental growth after years of stagnation, providing more pricing power to landlords. Land values in Tokyo are improving and office vacancy has tightened, with vacancy in the five central wards now trending towards 4%. While gradual, improvement in Tokyo office rents is steady and visible with 5-10% mark-to-market for expiring rents. Australian investments benefit from an attractive combination of yield and growth, plus mergers and acquisitions activity which increased given wide access to attractively priced capital by quality institutional investors with scale, including listed real estate companies. The indirect impact of slowing Chinese growth on the Australian economy, however, warrants some caution over the longer term. We became more selective in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, which weighed on demand across all property types in these markets.

We continued to like the prospects for property companies in Europe. U.K. property companies especially have generated robust

MIST-1

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*—(Continued)

capital growth in recent years, but cap rate compression has largely run its course. Future gains will depend on top-line rental growth, which remains robust, but is decelerating. Property companies on Continental Europe are in an earlier stage of cyclical recovery and offer more attractive value based on a wide spread between in-place cash flows or cap rates and the cost of capital. The ECB has indicated its intent to continue monetary stimulus via additional quantitative easing through March 2017. The investment market remains extremely active with elevated demand for prime properties in major European cities, including London and Paris, and associated downward pressure on cap rates as investors compete with one another for these deals. Cap rates on transactions at year end approached the 4% range.

We liked the U.S. for its good economy relative to the rest of the world, its strong property fundamentals with rising occupancies and rents, limited new supply, and material discounts to NAV. We favored the apartment, office and data center sectors and high-end mall companies. We remained more selective in the net lease and healthcare sectors. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco, and Los Angeles. We remained cautious on the Washington D.C. metro area, which continued to be soft, particularly in northern Virginia. We remained cautious on the more bond-like sectors of net lease and healthcare, but take into account potential syndicate activity and takeover possibilities in our Portfolio positioning, as well as acknowledge safe and growing dividend yields.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA /NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	-1.23	6.87	4.16
Class B	-1.40	6.58	3.91
Class E	-1.30	6.71	4.01
FTSE EPRA /NAREIT Developed Index	-0.79	7.17	4.67

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	5.9
Equity Residential (REIT)	4.3
Mitsui Fudosan Co., Ltd.	3.5
Mitsubishi Estate Co., Ltd.	3.5
Public Storage (REIT)	3.4
Welltower, Inc. (REIT)	3.2
General Growth Properties, Inc. (REIT)	2.9
ProLogis, Inc. (REIT)	2.9
Unibail-Rodamco SE (REIT)	2.9
AvalonBay Communities, Inc. (REIT)	2.8

Top Countries

% of Net Assets
United States	56.1
Japan	11.9
France	7.2
Hong Kong	6.8
United Kingdom	6.6
Australia	5.7
Germany	3.0
Netherlands	1.0
Singapore	0.5
Sweden	0.5

MIST-3

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.65%	$1,000.00	$1,021.70	$3.31
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B	Actual	0.90%	$1,000.00	$1,020.90	$4.58
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class E	Actual	0.80%	$1,000.00	$1,021.70	$4.08
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—5.7%
GPT Group (The) (REIT)	5,861,685	$20,260,897
Investa Office Fund (REIT)	4,097,053	11,865,934
Mirvac Group (REIT)	10,946,327	15,664,040
Scentre Group (REIT)	5,764,912	17,470,951
Vicinity Centres (REIT)	7,456,999	15,111,863
Westfield Corp. (REIT)	1,120,097	7,705,707

		88,079,392

France—7.2%
Gecina S.A. (REIT)	124,713	15,130,583
ICADE (REIT)	172,467	11,578,665
Klepierre (REIT)	897,682	39,808,803
Unibail-Rodamco SE (REIT)	173,470	43,984,007

		110,502,058

Germany—3.0%
Deutsche Wohnen AG	319,452	8,892,145
LEG Immobilien AG (a)	425,489	34,922,727
Vonovia SE	93,867	2,907,503

		46,722,375

Hong Kong—6.8%
Cheung Kong Property Holdings, Ltd. (b)	3,202,500	20,803,264
Hongkong Land Holdings, Ltd.	2,854,245	19,904,331
Link REIT (The) (REIT) (b)	2,953,600	17,677,580
New World Development Co., Ltd.	14,683,400	14,426,525
Sun Hung Kai Properties, Ltd. (b)	2,566,300	30,849,697

		103,661,397

Japan—11.9%
GLP J-REIT (REIT)	6,818	6,596,090
Japan Retail Fund Investment Corp. (REIT)	13,452	25,832,064
Kenedix Realty Investment Corp. (REIT)	2,280	10,673,963
Mitsubishi Estate Co., Ltd.	2,594,756	53,781,360
Mitsui Fudosan Co., Ltd.	2,160,574	54,138,521
Nippon Prologis REIT, Inc. (REIT)	8,179	14,780,086
Orix JREIT, Inc. (REIT) (b)	6,270	8,113,378
Sumitomo Realty & Development Co., Ltd.	258,239	7,357,990
Tokyo Tatemono Co., Ltd.	123,000	1,337,325

		182,610,777

Netherlands—1.0%
Eurocommercial Properties NV (REIT)	196,474	8,469,218
NSI NV (REIT)	1,447,767	6,247,059

		14,716,277

Singapore—0.5%
City Developments, Ltd.	1,363,900	7,335,871

Spain—0.2%
Hispania Activos Inmobiliarios S.A. (a)	212,385	3,008,055

Sweden—0.5%
Hufvudstaden AB - A Shares	505,223	7,153,987

United Kingdom—6.6%
British Land Co. plc (The) (REIT)	1,958,745	22,545,552
Derwent London plc (REIT)	251,462	13,584,720
Great Portland Estates plc (REIT)	1,224,254	14,923,260
Hammerson plc (REIT)	1,522,733	13,457,915
Land Securities Group plc (REIT)	1,695,156	29,389,011
Safestore Holdings plc (REIT)	911,484	4,794,282
Unite Group plc (The)	235,145	2,270,372

		100,965,112

United States—55.7%
Alexandria Real Estate Equities, Inc. (REIT)	210,600	19,029,816
AvalonBay Communities, Inc. (REIT)	231,180	42,567,173
Boston Properties, Inc. (REIT)	236,662	30,183,871
DCT Industrial Trust, Inc. (REIT)	404,327	15,109,700
DDR Corp. (REIT)	1,188,433	20,013,212
Digital Realty Trust, Inc. (REIT)	297,539	22,499,899
Douglas Emmett, Inc. (REIT)	454,359	14,166,914
Equinix, Inc. (REIT)	41,737	12,621,269
Equity Residential (REIT)	813,750	66,393,862
Essex Property Trust, Inc. (REIT)	116,000	27,771,560
General Growth Properties, Inc. (REIT)	1,630,144	44,356,218
Healthcare Realty Trust, Inc. (REIT)	411,775	11,661,468
Healthcare Trust of America, Inc. (REIT) - Class A	397,250	10,713,832
Highwoods Properties, Inc. (REIT)	245,378	10,698,481
Host Hotels & Resorts, Inc. (REIT) (b)	1,874,477	28,754,477
Kilroy Realty Corp. (REIT) (b)	382,800	24,223,584
Kimco Realty Corp. (REIT)	1,212,600	32,085,396
Paramount Group, Inc. (REIT)	767,400	13,889,940
Pebblebrook Hotel Trust (REIT)	551,188	15,444,288
Post Properties, Inc. (REIT)	154,100	9,116,556
ProLogis, Inc. (REIT)	1,031,692	44,280,221
Public Storage (REIT)	211,960	52,502,492
Simon Property Group, Inc. (REIT)	463,379	90,099,413
SL Green Realty Corp. (REIT)	289,160	32,669,297
Spirit Realty Capital, Inc. (REIT)	1,416,200	14,190,324
Sun Communities, Inc. (REIT)	163,700	11,218,361
Sunstone Hotel Investors, Inc. (REIT)	871,512	10,885,185
UDR, Inc. (REIT)	722,875	27,158,414
VEREIT, Inc. (REIT) (b)	1,695,481	13,428,209
Vornado Realty Trust (REIT)	375,652	37,550,174
Welltower, Inc. (REIT)	723,057	49,189,568

		854,473,174

Total Common Stocks (Cost $1,416,960,349)		1,519,228,475

Short-Term Investments—3.0%

Mutual Fund—2.6%
State Street Navigator Securities Lending MET Portfolio (c)	39,901,976	39,901,976

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $5,359,311 on 01/04/16, collateralized by $5,430,000 Federal Home Loan Mortgage Corp. at 1.680% due 02/25/20 with a value of $5,470,725.	5,359,293	$5,359,293

Total Short-Term Investments (Cost $45,261,269)		45,261,269

Total Investments—102.1% (Cost $1,462,221,618) (d)		1,564,489,744
Other assets and liabilities (net)—(2.1)%		(31,991,667)

Net Assets—100.0%		$1,532,498,077

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $53,289,625 and the collateral received consisted of cash in the amount of $39,901,976 and non-cash collateral with a value of $15,949,572. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,480,171,575. The aggregate unrealized appreciation and depreciation of investments were $141,838,131 and $(57,519,962), respectively, resulting in net unrealized appreciation of $84,318,169 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Retail REIT’s	24.5
Office REIT’s	15.1
Specialized REIT’s	14.3
Residential REIT’s	12.0
Diversified Real Estate Activities	11.0
Diversified REIT’s	10.4
Industrial REIT’s	5.3
Real Estate Operating Companies	5.2
Real Estate Development	1.4

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$88,079,392	$—	$88,079,392
France	—	110,502,058	—	110,502,058
Germany	—	46,722,375	—	46,722,375
Hong Kong	—	103,661,397	—	103,661,397
Japan	—	182,610,777	—	182,610,777
Netherlands	—	14,716,277	—	14,716,277
Singapore	—	7,335,871	—	7,335,871
Spain	—	3,008,055	—	3,008,055
Sweden	—	7,153,987	—	7,153,987
United Kingdom	—	100,965,112	—	100,965,112
United States	854,473,174	—	—	854,473,174
Total Common Stocks	854,473,174	664,755,301	—	1,519,228,475
Short-Term Investments
Mutual Fund	39,901,976	—	—	39,901,976
Repurchase Agreement	—	5,359,293	—	5,359,293
Total Short-Term Investments	39,901,976	5,359,293	—	45,261,269
Total Investments	$894,375,150	$670,114,594	$—	$1,564,489,744

Collateral for Securities Loaned (Liability)	$—	$(39,901,976)	$—	$(39,901,976)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,564,489,744
Cash denominated in foreign currencies (c)	727
Receivable for:
Investments sold	1,464,376
Fund shares sold	727,130
Dividends and interest	7,577,084
Prepaid expenses	4,380

Total Assets	1,574,263,441
Liabilities
Collateral for securities loaned	39,901,976
Payables for:
Fund shares redeemed	510,337
Accrued Expenses:
Management fees	786,100
Distribution and service fees	133,463
Deferred trustees’ fees	81,937
Other expenses	351,551

Total Liabilities	41,765,364

Net Assets	$1,532,498,077

Net Assets Consist of:
Paid in surplus	$1,581,943,859
Undistributed net investment income	23,904,493
Accumulated net realized loss	(175,575,751)
Unrealized appreciation on investments and foreign currency transactions	102,225,476

Net Assets	$1,532,498,077

Net Assets
Class A	$887,276,029
Class B	605,216,555
Class E	40,005,493
Capital Shares Outstanding*
Class A	75,293,596
Class B	51,630,741
Class E	3,399,547
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.78
Class B	11.72
Class E	11.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,462,221,618.
(b)	Includes securities loaned at value of $53,289,625.
(c)	Identified cost of cash denominated in foreign currencies was $713.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$45,599,600
Interest	38
Securities lending income	381,987

Total investment income	45,981,625
Expenses
Management fees	10,320,524
Administration fees	41,345
Custodian and accounting fees	450,835
Distribution and service fees—Class B	1,642,047
Distribution and service fees—Class E	65,153
Audit and tax services	53,633
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	140,490
Insurance	11,401
Miscellaneous	22,870

Total expenses	12,809,931
Less broker commission recapture	(281,056)

Net expenses	12,528,875

Net Investment Income	33,452,750

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	132,051,709
Foreign currency transactions	2,108,982

Net realized gain	134,160,691

Net change in unrealized appreciation (depreciation) on:
Investments	(180,250,163)
Foreign currency transactions	3,562

Net change in unrealized depreciation	(180,246,601)

Net realized and unrealized loss	(46,085,910)

Net Decrease in Net Assets From Operations	$(12,633,160)

(a)	Net of foreign withholding taxes of $1,922,046.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,452,750	$38,394,342
Net realized gain	134,160,691	151,348,992
Net change in unrealized appreciation (depreciation)	(180,246,601)	55,369,377

Increase (decrease) in net assets from operations	(12,633,160)	245,112,711

From Distributions to Shareholders
Net investment income
Class A	(38,353,440)	(23,262,027)
Class B	(25,028,170)	(8,533,728)
Class E	(1,690,094)	(725,223)

Total distributions	(65,071,704)	(32,520,978)

Decrease in net assets from capital share transactions	(354,800,651)	(16,568,464)

Total increase (decrease) in net assets	(432,505,515)	196,023,269

Net Assets
Beginning of period	1,965,003,592	1,768,980,323

End of period	$1,532,498,077	$1,965,003,592

Undistributed net investment income
End of period	$23,904,493	$12,158,819

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,910,174	$23,691,816	6,814,925	$78,205,262
Reinvestments	3,239,311	38,353,440	2,040,529	23,262,027
Redemptions	(28,686,808)	(361,434,363)	(17,702,714)	(210,017,444)

Net decrease	(23,537,323)	$(299,389,107)	(8,847,260)	$(108,550,155)

Class B
Sales	2,807,691	$34,431,723	6,188,707	$71,902,954
Fund subscription in kind (a)	0	0	11,028,735	126,168,723
Reinvestments	2,121,031	25,028,170	751,208	8,533,728
Redemptions	(9,216,215)	(111,883,074)	(9,509,141)	(112,468,877)

Net increase (decrease)	(4,287,493)	$(52,423,181)	8,459,509	$94,136,528

Class E
Sales	276,389	$3,415,274	399,419	$4,780,019
Reinvestments	142,744	1,690,094	63,616	725,223
Redemptions	(670,580)	(8,093,731)	(648,455)	(7,660,079)

Net decrease	(251,447)	$(2,988,363)	(185,420)	$(2,154,837)

Decrease derived from capital shares transactions		$(354,800,651)		$(16,568,464)

(a)	Includes cash and securities amounting to $6,771,829 and $119,396,894, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.43	$11.14	$11.50	$9.32	$10.23

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.24	0.24	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.40)	1.26	0.23	2.15	(0.73)

Total from investment operations	(0.15)	1.50	0.47	2.42	(0.50)

Less Distributions
Distributions from net investment income	(0.50)	(0.21)	(0.83)	(0.24)	(0.41)

Total distributions	(0.50)	(0.21)	(0.83)	(0.24)	(0.41)

Net Asset Value, End of Period	$11.78	$12.43	$11.14	$11.50	$9.32

Total Return (%) (b)	(1.23)	13.67	3.76	26.30	(5.28)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.64	0.64	0.65	0.66	0.67
Ratio of net investment income to average net assets (%)	2.03	2.07	2.12	2.54	2.35
Portfolio turnover rate (%)	44	39 (c)	36	43	31
Net assets, end of period (in millions)	$887.3	$1,228.3	$1,200.0	$1,080.7	$939.0

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.36	$11.09	$11.45	$9.28	$10.20

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.22	0.21	0.24	0.21
Net realized and unrealized gain (loss) on investments	(0.39)	1.24	0.23	2.14	(0.74)

Total from investment operations	(0.17)	1.46	0.44	2.38	(0.53)

Less Distributions
Distributions from net investment income	(0.47)	(0.19)	(0.80)	(0.21)	(0.39)

Total distributions	(0.47)	(0.19)	(0.80)	(0.21)	(0.39)

Net Asset Value, End of Period	$11.72	$12.36	$11.09	$11.45	$9.28

Total Return (%) (b)	(1.40)	13.27	3.55	25.99	(5.59)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.89	0.89	0.90	0.91	0.92
Ratio of net investment income to average net assets (%)	1.81	1.84	1.86	2.29	2.09
Portfolio turnover rate (%)	44	39 (c)	36	43	31
Net assets, end of period (in millions)	$605.2	$691.4	$526.2	$518.7	$443.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.41	$11.13	$11.49	$9.31	$10.22

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.23	0.22	0.25	0.22
Net realized and unrealized gain (loss) on investments	(0.39)	1.25	0.24	2.15	(0.74)

Total from investment operations	(0.16)	1.48	0.46	2.40	(0.52)

Less Distributions
Distributions from net investment income	(0.48)	(0.20)	(0.82)	(0.22)	(0.39)

Total distributions	(0.48)	(0.20)	(0.82)	(0.22)	(0.39)

Net Asset Value, End of Period	$11.77	$12.41	$11.13	$11.49	$9.31

Total Return (%) (b)	(1.30)	13.42	3.63	26.13	(5.41)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.79	0.80	0.81	0.82
Ratio of net investment income to average net assets (%)	1.91	1.92	1.96	2.38	2.17
Portfolio turnover rate (%)	44	39 (c)	36	43	31
Net assets, end of period (in millions)	$40.0	$45.3	$42.7	$41.5	$35.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), real estate investment trust (REIT) adjustments, and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MIST-13

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $5,359,293, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

MIST-14

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$741,693,508	$0	$1,110,570,391

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$10,320,524	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to

MIST-15

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$65,071,704	$32,520,978	$—	$—	$65,071,704	$32,520,978

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$35,191,204	$—	$84,275,680	$(168,830,719)	$—	$(49,363,835)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015 the Portfolio utilized capital loss carryforwards of $90,765,367.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$81,135,512	$87,695,207	$168,830,719

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Clarion Global Real Estate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clarion Global Real Estate Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clarion Global Real Estate Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-17

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-20

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-21

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Clarion Global Real Estate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Clarion Securities LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2015 and outperformed the median of its Performance Universe for the five-year period ended June 30, 2015. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three-, and five-year period ended October 31, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-22

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned -3.81%, -4.04%, and -3.99%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 5.09%.

MARKET ENVIRONMENT / CONDITIONS

2015 was an unusual year for stocks as market breadth became increasingly narrow, with most of the market’s gain concentrated in a handful of mega cap technology and internet companies. This tech dominance masked underlying weakness in much of the overall market, where many stocks traded well off their highs. Most major U.S. indices managed to deliver positive results for the past year, supported by ample liquidity, a steadily improving job market and sharply lower commodity prices that were enough to offset global growth concerns centered in China. The S&P 500 Index experienced its first 10% correction in nearly four years in the third quarter, sparked by China’s surprise devaluation of its currency. But stocks rebounded by year-end and the Federal Reserve affirmed the strength of the U.S. economic recovery by raising interest rates for the first time since 2006.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the 12-month period ended December 31, 2015, relative to the benchmark Russell 3000 Growth Index, both overall stock selection and overall sector allocation detracted from the Portfolio’s performance. In particular, an overweight to the Energy sector and stock selection in the Information Technology (“IT”), Consumer Discretionary, and Health Care sectors had the most negative impacts on relative performance.

In terms of individual positions, leading detractors from relative Portfolio performance for the period included Anadarko Petroleum, National Oilwell Varco, and Weatherford International in the Energy sector, Seagate Technology in the IT sector, and Valeant Pharmaceuticals in the Health Care sector.

On the positive side, stock selection in the Energy sector as well as underweights to the Industrials and Materials sector and an overweight to the Health Care sector contributed to relative performance for the period.

Leading individual contributors to relative Portfolio performance during the period included UnitedHealth Group and Allergan in the Health Care sector, Cablevision Systems in the Consumer Discretionary sector, Broadcom in the IT sector as well as Pall Corp. in the Industrials sector.

During the period, the Portfolio added new positions in Aduro BioTech and Spark Therapeutics in the Health Care sector as well as Twitter, Western Digital, and Fitbit in the IT sector. We received shares of Medtronic in the Health Care sector as a result of its acquisition of Covidien and shares of AT&T in the Telecommunication Services sector as a result of its acquisition of DirecTV. The Portfolio also acquired several classes of shares of companies that are part of or spinoffs from Liberty Media Corp. and MSG Networks. We sold positions in Pall Corp. in the Industrials sector, Cablevision Systems in the Consumer Discretionary, and Advent Software in the IT sector due to pending acquisitions.

For the year ended December 31, 2015, the Portfolio’s positioning with regard to sector weightings was largely consistent, with average allocations concentrated in the Health Care (41.9%), Consumer Discretionary (19.7%), IT (18.2%), Energy (10.4%), and Industrials (6.8%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials, or Utilities sectors. As always, the Portfolio’s sector allocations were a function of our bottom up stock selection process.

While IT, Health Care, Media, and Energy remained our key sector exposures, at year end the Portfolio was positioned more on a contrarian basis than it has been in over a decade. We maintained sizeable exposures to certain sectors and little or no exposure to others. The capitulation-level selling across the U.S. equity market in the third quarter left many stocks attractively valued and we remained selective in putting cash to work across the Portfolio. In addition to commodity stocks being at cyclical lows, at year end we believed large cap biopharmaceutical stocks traded at their most compelling levels in several years while parts of the technology and media spaces were attractively priced.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	-3.81	15.52	7.70
Class B	-4.04	15.24	7.44
Class E	-3.99	15.37	7.55
Russell 3000 Growth Index	5.09	13.30	8.49

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
UnitedHealth Group, Inc.	9.1
Amgen, Inc.	8.5
Biogen, Inc.	8.1
Comcast Corp. - Class A	8.0
Allergan plc	7.5
Broadcom Corp. - Class A	3.6
Vertex Pharmaceuticals, Inc.	3.6
Anadarko Petroleum Corp.	3.5
SanDisk Corp.	3.4
Seagate Technology plc	2.8

Top Sectors

% of Net Assets
Health Care	43.2
Information Technology	20.3
Consumer Discretionary	18.7
Energy	8.4
Industrials	5.7
Materials	0.5
Telecommunication Services	0.2

MIST-2

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.57%	$1,000.00	$926.20	$2.77
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B(a)	Actual	0.82%	$1,000.00	$925.00	$3.98
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E(a)	Actual	0.72%	$1,000.00	$925.10	$3.49
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
Engility Holdings, Inc.	57,266	$1,860,000
L-3 Communications Holdings, Inc.	582,900	69,662,379

		71,522,379

Biotechnology—21.6%
Aduro Biotech, Inc. (a) (b)	31,570	888,380
Agios Pharmaceuticals, Inc. (a) (b)	30,800	1,999,536
Amgen, Inc.	1,710,100	277,600,533
Biogen, Inc. (a)	867,860	265,868,911
ImmunoGen, Inc. (a) (b)	499,700	6,780,929
Ionis Pharmaceuticals, Inc. (a) (b)	498,335	30,861,886
ProQR Therapeutics NV (a)	88,300	766,444
Spark Therapeutics, Inc. (a) (b)	33,520	1,518,791
Vertex Pharmaceuticals, Inc. (a)	932,672	117,358,118

		703,643,528

Commercial Services & Supplies—2.1%
ADT Corp. (The) (b)	701,612	23,139,164
Tyco International plc	1,473,125	46,977,956

		70,117,120

Communications Equipment—0.1%
ARRIS Group, Inc. (a)	122,915	3,757,512

Construction & Engineering—0.8%
Fluor Corp.	519,410	24,526,540

Diversified Telecommunication Services—0.2%
AT&T, Inc.	157,745	5,428,005

Electronic Equipment, Instruments & Components—2.9%
Dolby Laboratories, Inc. - Class A (b)	295,300	9,936,845
Fitbit, Inc. - Class A (a) (b)	54,350	1,608,217
TE Connectivity, Ltd.	1,269,625	82,030,471

		93,575,533

Energy Equipment & Services—4.6%
Core Laboratories NV (b)	514,070	55,899,972
Frank’s International NV	30,500	509,045
National Oilwell Varco, Inc. (b)	916,878	30,706,244
Weatherford International plc (a) (b)	7,614,500	63,885,655

		151,000,916

Health Care Equipment & Supplies—2.1%
Medtronic plc	861,379	66,257,273
Wright Medical Group NV (a) (b)	58,679	1,418,858

		67,676,131

Health Care Providers & Services—9.1%
UnitedHealth Group, Inc.	2,520,450	296,505,738

Internet & Catalog Retail—2.3%
Liberty Interactive Corp. - Class A (a)	1,867,200	51,011,904
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,420	4,685,103

Internet & Catalog Retail—(Continued)
Liberty Ventures - Series A (a)	419,879	18,940,741

		74,637,748

Internet Software & Services—1.9%
Facebook, Inc. - Class A (a)	535,500	56,045,430
Twitter, Inc. (a) (b)	300,000	6,942,000

		62,987,430

Machinery—0.5%
Pentair plc (b)	339,804	16,830,492

Media—16.4%
AMC Networks, Inc. - Class A (a) (b)	825,825	61,672,611
CBS Corp. - Class B	323,200	15,232,416
Comcast Corp. - Class A (b)	4,609,600	260,119,728
Liberty Broadband Corp. - Class A (a)	117,647	6,076,468
Liberty Broadband Corp. - Class C (a)	305,883	15,863,092
Liberty Global plc - Class A (a)	299,400	12,682,584
Liberty Global plc - Class C (a)	299,400	12,206,538
Liberty LiLAC Group - Class A (a)	14,970	619,309
Liberty LiLAC Group - Class C (a) (b)	14,970	643,710
Liberty Media Corp. - Class A (a)	470,588	18,470,579
Liberty Media Corp. - Class C (a)	941,176	35,839,982
Madison Square Garden Co. (The) - Class A (a)	286,049	46,282,728
MSG Networks, Inc. - Class A (a)	858,150	17,849,520
Starz - Class A (a)	513,888	17,215,248
Viacom, Inc. - Class B	344,700	14,187,852

		534,962,365

Metals & Mining—0.5%
Freeport-McMoRan, Inc.	770,800	5,218,316
Nucor Corp.	274,700	11,070,410

		16,288,726

Oil, Gas & Consumable Fuels—3.7%
Anadarko Petroleum Corp.	2,369,860	115,127,799
Newfield Exploration Co. (a)	205,400	6,687,824

		121,815,623

Pharmaceuticals—10.5%
Allergan plc (a)	786,777	245,867,812
Mallinckrodt plc (a)	143,915	10,740,376
Teva Pharmaceutical Industries, Ltd. (ADR)	298,100	19,567,284
Valeant Pharmaceuticals International, Inc. (a)	653,070	66,384,566

		342,560,038

Semiconductors & Semiconductor Equipment—5.7%
Broadcom Corp. - Class A	2,035,545	117,695,212
Cree, Inc. (a) (b)	887,200	23,661,624
Intel Corp.	1,288,348	44,383,589

		185,740,425

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—3.4%
Autodesk, Inc. (a)	944,300	$57,536,199
Citrix Systems, Inc. (a)	616,100	46,607,965
Nuance Communications, Inc. (a)	400,000	7,956,000

		112,100,164

Technology Hardware, Storage & Peripherals—6.3%
SanDisk Corp.	1,443,190	109,668,008
Seagate Technology plc (b)	2,448,500	89,762,010
Western Digital Corp. (b)	100,000	6,005,000

		205,435,018

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	229,219	3,626,245

Total Common Stocks (Cost $2,242,574,349)		3,164,737,676

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group NV (a) (Cost $573,350)	229,340	231,633

Short-Term Investments—12.1%

Mutual Fund—9.0%
State Street Navigator Securities Lending MET Portfolio (c)	294,829,785	294,829,785

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $100,644,383 on 01/04/16, collateralized by $102,405,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $102,661,013.	100,644,048	100,644,048

Total Short-Term Investments (Cost $395,473,833)		395,473,833

Total Investments—109.1% (Cost $2,638,621,532) (d)		3,560,443,142
Other assets and liabilities (net)—(9.1)%		(296,756,534)

Net Assets—100.0%		$3,263,686,608

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $291,409,939 and the collateral received consisted of cash in the amount of $294,829,785 and non-cash collateral with a value of $4,847,769. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,637,227,530. The aggregate unrealized appreciation and depreciation of investments were $1,155,303,069 and $(232,087,457), respectively, resulting in net unrealized appreciation of $923,215,612 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,164,737,676	$—	$—	$3,164,737,676
Total Rights*	231,633	—	—	231,633
Short-Term Investments
Mutual Fund	294,829,785	—	—	294,829,785
Repurchase Agreement	—	100,644,048	—	100,644,048
Total Short-Term Investments	294,829,785	100,644,048	—	395,473,833
Total Investments	$3,459,799,094	$100,644,048	$—	$3,560,443,142

Collateral for Securities Loaned (Liability)	$—	$(294,829,785)	$—	$(294,829,785)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$3,560,443,142
Receivable for:
Fund shares sold	176,355
Dividends and interest	925,347
Prepaid expenses	9,890

Total Assets	3,561,554,734
Liabilities
Collateral for securities loaned	294,829,785
Payables for:
Fund shares redeemed	767,253
Accrued Expenses:
Management fees	1,531,482
Distribution and service fees	259,847
Deferred trustees’ fees	150,747
Other expenses	329,012

Total Liabilities	297,868,126

Net Assets	$3,263,686,608

Net Assets Consist of:
Paid in surplus	$2,883,683,752
Undistributed net investment income	19,250,798
Accumulated net realized loss	(561,057,451)
Unrealized appreciation on investments and foreign currency transactions	921,809,509

Net Assets	$3,263,686,608

Net Assets
Class A	$2,029,045,839
Class B	1,190,763,573
Class E	43,877,196
Capital Shares Outstanding*
Class A	132,591,265
Class B	79,769,998
Class E	2,910,920
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.30
Class B	14.93
Class E	15.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,638,621,532.
(b)	Includes securities loaned at value of $291,409,939.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$41,716,713
Interest	1,373
Securities lending income	1,313,355

Total investment income	43,031,441
Expenses
Management fees	19,599,687
Administration fees	85,019
Custodian and accounting fees	225,777
Distribution and service fees—Class B	3,295,511
Distribution and service fees—Class E	74,499
Audit and tax services	40,446
Legal	25,416
Trustees’ fees and expenses	35,173
Shareholder reporting	285,691
Insurance	23,273
Miscellaneous	30,014

Total expenses	23,720,506
Less management fee waiver	(179,984)
Less broker commission recapture	(4,032)

Net expenses	23,536,490

Net Investment Income	19,494,951

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	228,518,383

Net change in unrealized depreciation on:
Investments	(373,908,454)
Foreign currency transactions	(1,101)

Net change in unrealized depreciation	(373,909,555)

Net realized and unrealized loss	(145,391,172)

Net Decrease in Net Assets From Operations	$(125,896,221)

(a)	Net of foreign withholding taxes of $233,444.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,494,951	$13,195,121
Net realized gain	228,518,383	270,279,442
Net change in unrealized appreciation (depreciation)	(373,909,555)	285,972,583

Increase (decrease) in net assets from operations	(125,896,221)	569,447,146

From Distributions to Shareholders
Net investment income
Class A	(9,246,828)	(4,659,929)
Class B	(2,851,224)	(980,727)
Class E	(146,653)	(52,111)

Total distributions	(12,244,705)	(5,692,767)

Increase (decrease) in net assets from capital share transactions	(270,613,517)	860,283,324

Total increase (decrease) in net assets	(408,754,443)	1,424,037,703

Net Assets
Beginning of period	3,672,441,051	2,248,403,348

End of period	$3,263,686,608	$3,672,441,051

Undistributed net investment income
End of period	$19,250,798	$12,004,584

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	5,892,809	$96,021,904	11,450,519	$165,200,393
Shares issued through acquisition (a)	0	0	52,772,184	743,032,347
Reinvestments	548,773	9,246,828	334,046	4,659,929
Redemptions	(16,893,721)	(276,327,418)	(32,745,499)	(484,905,741)

Net increase (decrease)	(10,452,139)	$(171,058,686)	31,811,250	$427,986,928

Class B
Sales	8,154,039	$127,565,821	10,599,811	$154,932,775
Shares issued through acquisition (a)	0	0	37,694,063	519,047,253
Reinvestments	173,222	2,851,224	71,900	980,727
Redemptions	(14,243,929)	(224,246,819)	(18,072,447)	(262,049,156)

Net increase (decrease)	(5,916,668)	$(93,829,774)	30,293,327	$412,911,599

Class E
Sales	420,911	$6,698,551	485,039	$7,145,254
Shares issued through acquisition (a)	0	0	3,216,498	44,677,162
Reinvestments	8,829	146,653	3,787	52,111
Redemptions	(787,954)	(12,570,261)	(2,290,344)	(32,489,730)

Net increase (decrease)	(358,214)	$(5,725,057)	1,414,980	$19,384,797

Increase (decrease) derived from capital shares transactions		$(270,613,517)		$860,283,324

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$15.97	$13.45	$9.26	$7.81		$7.55

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.07	0.05	0.05		0.02
Net realized and unrealized gain (loss) on investments	(0.70)	2.50	4.19	1.42		0.25

Total from investment operations	(0.60)	2.57	4.24	1.47		0.27

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.05)	(0.02)		(0.01)

Total distributions	(0.07)	(0.05)	(0.05)	(0.02)		(0.01)

Net Asset Value, End of Period	$15.30	$15.97	$13.45	$9.26		$7.81

Total Return (%) (b)	(3.81)	19.12	45.90	18.81		3.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.57	0.61	0.64		0.65
Net ratio of expenses to average net assets (%) (c)	0.57	0.56	0.61	0.64		0.65
Ratio of net investment income to average net assets (%)	0.64	0.50	0.43	0.61		0.27
Portfolio turnover rate (%)	1	0 (d)	7	4		6
Net assets, end of period (in millions)	$2,029.0	$2,285.1	$1,496.3	$974.5		$657.9

	Class B
	Year Ended December 31,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$15.59	$13.13	$9.04	$7.63		$7.39

Income (Loss) from Investment Operations
Net investment income (a)	0.06	0.04	0.02	0.03		0.00 (e)
Net realized and unrealized gain (loss) on investments	(0.69)	2.44	4.10	1.38		0.24

Total from investment operations	(0.63)	2.48	4.12	1.41		0.24

Less Distributions
Distributions from net investment income	(0.03)	(0.02)	(0.03)	(0.00	)(f)	0.00

Total distributions	(0.03)	(0.02)	(0.03)	(0.00	)(f)	0.00

Net Asset Value, End of Period	$14.93	$15.59	$13.13	$9.04		$7.63

Total Return (%) (b)	(4.04)	18.89	45.60	18.51		3.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.86	0.89		0.90
Net ratio of expenses to average net assets (%) (c)	0.82	0.81	0.86	0.89		0.90
Ratio of net investment income to average net assets (%)	0.39	0.25	0.18	0.31		0.04
Portfolio turnover rate (%)	1	0 (d)	7	4		6
Net assets, end of period (in millions)	$1,190.8	$1,335.9	$727.5	$467.3		$421.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.74	$13.26	$9.12	$7.70	$7.44

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.05	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments	(0.70)	2.46	4.14	1.40	0.25

Total from investment operations	(0.62)	2.51	4.17	1.43	0.26

Less Distributions
Distributions from net investment income	(0.05)	(0.03)	(0.03)	(0.01)	0.00

Total distributions	(0.05)	(0.03)	(0.03)	(0.01)	0.00

Net Asset Value, End of Period	$15.07	$15.74	$13.26	$9.12	$7.70

Total Return (%) (b)	(3.99)	18.94	45.85	18.57	3.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.76	0.79	0.80
Net ratio of expenses to average net assets (%) (c)	0.72	0.71	0.76	0.79	0.80
Ratio of net investment income to average net assets (%)	0.49	0.36	0.28	0.40	0.18
Portfolio turnover rate (%)	1	0 (d)	7	4	6
Net assets, end of period (in millions)	$43.9	$51.5	$24.6	$17.7	$17.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Rounds to less than 1%.
(e)	Net investment income was less than $0.01.
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MIST-12

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $100,644,048, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-13

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$19,425,178	$0	$340,085,079

The Portfolio engaged in security transactions with other accounts managed by Clearbridge Investments, LLC, that amounted to $19,089,000 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$19,599,687	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts in excess of $	2.85 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the period ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-14

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$12,244,705	$5,692,767	$—	$—	$12,244,705	$5,692,767

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$19,401,545	$—	$923,203,516	$(562,451,458)	$—	$380,153,603

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $228,523,087.

MIST-15

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/16	Expiring 12/31/17	Expiring 12/31/18	Total
$418,021,150*	$130,530,096	$13,900,212	$562,451,458

*	The Portfolio acquired capital losses in its merger with Legg Mason Value Equity Portfolio on April 29, 2011.

8. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,458,844,544, $750,816,679 and $26,132,387, respectively, acquired all of the assets and liabilities of ClearBridge Aggressive Growth Portfolio II of the Trust (“ClearBridge Aggressive Growth Portfolio II”).

The acquisition was accomplished by a tax-free exchange of 52,772,184 Class A shares of the Portfolio (valued at $743,032,347) for 19,421,836 Class A shares of ClearBridge Aggressive Growth Portfolio II, 37,694,063 Class B shares of the Portfolio (valued at $519,047,253) for 15,292,346 Class B shares of ClearBridge Aggressive Growth Portfolio II and 3,216,498 Class E shares of the Portfolio (valued at $44,677,162) for 1,247,466 Class E shares of ClearBridge Aggressive Growth Portfolio II. Each shareholder of ClearBridge Aggressive Growth Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by ClearBridge Aggressive Growth Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by ClearBridge Aggressive Growth Portfolio II. All other costs associated with the merger were not borne by the shareholders of either portfolio.

ClearBridge Aggressive Growth Portfolio II’s net assets on April 25, 2014, were $743,032,347, $519,047,253 and $44,677,162 for Class A, Class B and Class E shares, respectively, including investments valued at $1,306,129,563 with a cost basis of $1,182,214,634. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from ClearBridge Aggressive Growth Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,542,550,372, which included $123,923,016 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the year ended December 31, 2014 are as follows:

Net Investment income	$14,159,995	(a)
Net realized and unrealized gain on investments	616,885,954	(b)

Net increase in net assets from operations	$631,045,949

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of ClearBridge Aggressive Growth Portfolio II that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$13,195,121 net investment income as reported at December 31, 2014, plus $950,528 from ClearBridge Aggressive Growth Portfolio II pre-merger net investment income, minus $23,126 in higher net advisory fees, plus $37,472 of pro-forma eliminated other expenses.
(b)	$1,295,719,064 unrealized appreciation as reported at December 31, 2014, minus $958,055,577 pro-forma December 31, 2013 unrealized appreciation, plus $270,279,442 net realized gain as reported at December 31, 2014, plus $8,943,025 in net realized gain from ClearBridge Aggressive Growth Portfolio II pre-merger.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of ClearBridge Aggressive Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Aggressive Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Aggressive Growth Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-17

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-20

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-21

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

ClearBridge Aggressive Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and ClearBridge Investments, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2015, and outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 3000 Growth Index, for the three- and five-year periods ended October 31, 2015, and underperformed this benchmark for the one-year period ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-22

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned -8.95% and -9.12%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -4.78%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index returned 7.04% during the fourth quarter and gained 1.38% in 2015. Central bank policy, a commodity selloff and global growth concerns were the key themes for U.S. equities throughout 2015. As evidence of a U.S. economic recovery mounted, the expectations of a Federal Reserve Board (the “Fed”) rate hike increased. The resulting U.S. dollar strength paradoxically hurt U.S. equity performance, despite economic fundamentals. The S&P 500 Index further fell victim to the sharp global correction in August, due to concerns over China’s economic weakness and was exacerbated by a surprise devaluation of its currency. After holding the Federal funds rate steady in September and October, the Fed unanimously voted for a 25 basis point hike in December, a move that was largely expected by markets. The fairly dovish language in the Fed’s announcement, which emphasized “gradual” future adjustments to policy, helped assuage market concerns. Consumer sectors, such as Consumer Discretionary, Health Care and Consumer Staples, were the best performing sectors in the S&P 500 Index for 2015, in part benefiting from further oil price declines. In contrast, declining oil prices hurt the Energy sector, which was down -21.8% in 2015 and the worst performing sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2015, stock selection within the Financials and Consumer Discretionary sectors were the largest detractors from relative returns, while selection in the Energy and Materials sectors contributed to results.

Over the previous year, Southwestern Energy, a natural gas & oil exploration & production company, was a top detractor from performance. The primary driver was weak natural gas prices, as they declined more than 20% in 2015. In addition, the announcement of dividend reductions by prominent companies within the energy landscape weakened investor demand for stocks with direct commodity exposure. While we remained positive on the management team’s commitment to disciplined growth, we moderated the size of the Portfolio’s position in favor of other opportunities that we believed had higher upside potential. Navient, a leading loan management, servicing and asset recovery company in the U.S., was also a top detractor from performance during the year. Following a weak second quarter, its shares declined after the company disclosed that it received a letter from the Consumer Financial Protection Bureau (CFPB) stating that it may take legal action over Navient’s student loan practices. Navient’s shares were further pressured by concerns around a potential downgrade of the company’s asset backed securities. While we do not believe these issues pose a material risk to Navient’s operations in isolation, we moderated the size of the Portfolio’s position in favor of other opportunities that we believed had a more favorable risk-reward profile.

Maxim Integrated Products, a semiconductor manufacturer, was the overall top contributor to performance in 2015. The company’s shares outperformed throughout the year as management continued to deliver on its restructuring initiatives and operational cost reductions. These actions contributed to the company’s fourth quarter earnings, which exceeded expectations. Additionally, shares rose in October after potential merger news. At year end, we continued to believe that the company remained an attractive opportunity in the semiconductor industry—regardless of whether it becomes acquired. Further, we are encouraged by the management team’s commitment to shareholder-friendly actions. Citizens Financial Group, a consumer and commercial banking company, was another top contributor to performance for the year. The company’s strong performance was driven by management’s consistent progress toward long-term profitability initiatives. Despite a challenging industry backdrop, which was partially due to the Fed’s slower than anticipated increase in interest rates, management was able to execute on expense management to preserve the company’s profitability. Share prices also rallied in late October after its company’s parent, Royal Bank of Scotland, sold its remaining stake, alleviating an overhang. At year end, we continued to believe Citizens Financial Group can further improve its operational efficiency through its cost-savings program and we remained positive on the company’s asset-sensitivity to higher interest rates. Additionally, we are encouraged by the management team’s commitment to creating shareholder value.

At the end of year, the Portfolio’s two largest overweight sectors relative to the Russell Midcap Value Index were Consumer Discretionary and Consumer Staples, while the two largest underweight sectors were Utilities and Financials.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintained high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continued to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share.

MIST-1

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*—(Continued)

We maintained our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the Portfolio.

Sun Cho

Tim Ryan

Sean Gallagher

Portfolio Managers

Goldman Sachs Asset Management, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Goldman Sachs Mid Cap Value Portfolio
Class A	-8.95	8.86	6.86
Class B	-9.12	8.60	6.59
Russell Midcap Value Index	-4.78	11.25	7.61

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Citizens Financial Group, Inc.	2.6
Lincoln National Corp.	2.4
Raymond James Financial, Inc.	2.1
Sempra Energy	1.9
Huntington Bancshares, Inc.	1.9
Ralph Lauren Corp.	1.9
FirstEnergy Corp.	1.9
Brixmor Property Group, Inc.	1.8
Brocade Communications Systems, Inc.	1.7
Prologis, Inc.	1.7

Top Sectors

% of Net Assets
Financials	33.7
Information Technology	11.3
Consumer Discretionary	10.0
Industrials	8.8
Energy	7.8
Utilities	7.2
Health Care	6.7
Consumer Staples	5.7
Materials	5.3

MIST-3

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Goldman Sachs Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.75%	$1,000.00	$911.20	$3.61
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B	Actual	1.00%	$1,000.00	$910.30	$4.82
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Textron, Inc.	141,056	$5,925,763
Triumph Group, Inc.	105,100	4,177,725

		10,103,488

Airlines—1.3%
United Continental Holdings, Inc. (a)	138,290	7,924,017

Banks—9.2%
Citizens Financial Group, Inc.	617,389	16,169,418
First Horizon National Corp. (b)	233,556	3,391,233
Huntington Bancshares, Inc.	1,093,722	12,096,565
KeyCorp	360,908	4,760,377
M&T Bank Corp.	84,510	10,240,922
PacWest Bancorp	95,573	4,119,196
Zions Bancorporation	282,112	7,701,658

		58,479,369

Biotechnology—0.6%
Baxalta, Inc.	100,490	3,922,125

Building Products—2.3%
Armstrong World Industries, Inc. (a)	122,046	5,581,164
Fortune Brands Home & Security, Inc. (b)	159,494	8,851,917

		14,433,081

Capital Markets—2.6%
Affiliated Managers Group, Inc. (a)	18,438	2,945,655
Raymond James Financial, Inc.	233,249	13,521,444

		16,467,099

Chemicals—3.1%
Axalta Coating Systems, Ltd. (a)	196,679	5,241,495
Celanese Corp. - Series A	124,153	8,359,221
CF Industries Holdings, Inc.	142,592	5,819,180

		19,419,896

Communications Equipment—2.8%
Brocade Communications Systems, Inc.	1,200,973	11,024,932
F5 Networks, Inc. (a)	31,244	3,029,418
Viavi Solutions, Inc. (a)	570,677	3,475,423

		17,529,773

Construction Materials—1.0%
Martin Marietta Materials, Inc. (b)	45,174	6,169,865

Consumer Finance—1.5%
Navient Corp.	172,794	1,978,491
SLM Corp. (a)	1,112,468	7,253,292

		9,231,783

Containers & Packaging—1.3%
Packaging Corp. of America	129,685	8,176,639

Diversified Financial Services—0.7%
Voya Financial, Inc.	124,461	$4,593,856

Electric Utilities—1.9%
FirstEnergy Corp.	375,227	11,905,953

Electrical Equipment—0.3%
Hubbell, Inc.	20,193	2,040,301

Food & Staples Retailing—1.4%
Whole Foods Market, Inc. (b)	263,383	8,823,330

Food Products—3.3%
ConAgra Foods, Inc.	205,284	8,654,773
Mead Johnson Nutrition Co. (b)	66,686	5,264,860
Tyson Foods, Inc. - Class A (b)	134,602	7,178,325

		21,097,958

Health Care Equipment & Supplies—1.4%
Zimmer Biomet Holdings, Inc. (c)	87,141	8,939,795

Health Care Providers & Services—2.6%
Cardinal Health, Inc.	43,023	3,840,663
Envision Healthcare Holdings, Inc. (a)	132,144	3,431,780
Laboratory Corp. of America Holdings (a)	73,447	9,080,987

		16,353,430

Hotels, Restaurants & Leisure—1.1%
MGM Resorts International (a)	310,999	7,065,897

Household Durables—0.7%
Mohawk Industries, Inc. (a)	22,126	4,190,443

Independent Power and Renewable Electricity Producers—0.3%
NRG Energy, Inc.	141,977	1,671,069

Insurance—8.3%
Arthur J. Gallagher & Co.	149,046	6,101,943
Everest Re Group, Ltd.	50,399	9,227,553
Genworth Financial, Inc. - Class A (a) (b)	597,413	2,228,351
Lincoln National Corp.	302,394	15,198,322
Principal Financial Group, Inc.	145,665	6,552,012
W.R. Berkley Corp. (b)	148,124	8,109,789
XL Group plc	136,544	5,349,794

		52,767,764

Internet Software & Services—1.1%
IAC/InterActiveCorp	76,520	4,595,026
Pandora Media, Inc. (a) (b)	164,411	2,204,751

		6,799,777

IT Services—3.1%
Fidelity National Information Services, Inc.	147,816	8,957,650
First Data Corp. - Class A (a)	338,396	5,421,104
WEX, Inc. (a) (b)	59,311	5,243,092

		19,621,846

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.4%
Ingersoll-Rand plc	165,938	$9,174,712

Marine—0.5%
Kirby Corp. (a)	56,963	2,997,393

Media—2.4%
Discovery Communications, Inc. - Class A (a) (b)	165,026	4,402,894
Liberty Media Corp. - Class C (a)	118,007	4,493,706
Scripps Networks Interactive, Inc. - Class A (b)	112,476	6,209,800

		15,106,400

Multi-Utilities—5.0%
Ameren Corp.	96,265	4,161,536
PG&E Corp.	151,504	8,058,498
SCANA Corp. (b)	121,388	7,342,760
Sempra Energy	129,070	12,133,871

		31,696,665

Oil, Gas & Consumable Fuels—7.8%
Antero Resources Corp. (a) (b)	354,683	7,732,089
Concho Resources, Inc. (a)	99,414	9,231,584
Continental Resources, Inc. (a) (b)	160,952	3,698,677
Gulfport Energy Corp. (a)	229,869	5,647,881
Newfield Exploration Co. (a)	130,914	4,262,560
Noble Energy, Inc.	228,332	7,518,973
Pioneer Natural Resources Co.	71,734	8,994,009
Southwestern Energy Co. (a) (b)	147,509	1,048,789
Tesoro Corp.	13,014	1,371,285

		49,505,847

Personal Products—1.0%
Edgewell Personal Care Co.	81,437	6,382,218

Pharmaceuticals—2.1%
Endo International plc (a)	154,270	9,444,409
Mylan NV (a) (b)	65,457	3,539,260

		12,983,669

Real Estate Investment Trusts—11.3%
Brixmor Property Group, Inc.	441,299	11,394,340
DDR Corp.	465,577	7,840,317
Federal Realty Investment Trust	50,091	7,318,295
Mid-America Apartment Communities, Inc.	55,930	5,079,003
Prologis, Inc.	244,312	10,485,871
RLJ Lodging Trust (b)	335,300	7,252,539
Starwood Property Trust, Inc.	423,782	8,712,958
Ventas, Inc.	114,319	6,451,021
Vornado Realty Trust	70,374	7,034,585

		71,568,929

Road & Rail—1.4%
Hertz Global Holdings, Inc. (a)	622,920	8,864,152

Semiconductors & Semiconductor Equipment—2.1%
Intersil Corp. - Class A	118,929	1,517,534
Maxim Integrated Products, Inc.	212,966	8,092,708
Xilinx, Inc.	75,598	3,550,838

		13,161,080

Software—2.2%
Symantec Corp.	343,574	7,215,054
VMware, Inc. - Class A (a) (b)	120,805	6,833,939

		14,048,993

Specialty Retail—3.9%
Gap, Inc. (The) (b)	295,019	7,286,969
Sally Beauty Holdings, Inc. (a)	179,470	5,005,418
Staples, Inc.	402,033	3,807,253
Urban Outfitters, Inc. (a) (b)	139,004	3,162,341
Williams-Sonoma, Inc. (b)	92,193	5,384,993

		24,646,974

Textiles, Apparel & Luxury Goods—1.9%
Ralph Lauren Corp. (b)	108,481	12,093,462

Total Common Stocks (Cost $629,081,777)		609,959,048

Short-Term Investments—16.0%

Mutual Fund—12.5%
State Street Navigator Securities Lending MET Portfolio (d)	78,833,050	78,833,050

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $22,205,036 on 01/04/16, collateralized by $22,850,000 U.S. Treasury Note at 1.375% due 02/29/20 with a value of $22,650,063.	22,204,962	22,204,962

Total Short-Term Investments (Cost $101,038,012)		101,038,012

Total Investments—112.5% (Cost $730,119,789) (e)		710,997,060
Other assets and liabilities (net)—(12.5)%		(78,943,202)

Net Assets—100.0%		$632,053,858

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $91,829,258 and the collateral received consisted of cash in the amount of $78,833,050 and non-cash collateral with a value of $15,618,034. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $8,939,795, which is 1.4% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(e)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $734,573,979. The aggregate unrealized appreciation and depreciation of investments were $35,947,270 and $(59,524,189), respectively, resulting in net unrealized depreciation of $(23,576,919) for federal income tax purposes.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Zimmer Biomet Holdings, Inc.	05/02/14 - 10/15/14	87,141	$8,633,193	$8,939,795

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$609,959,048	$—	$—	$609,959,048
Short-Term Investments
Mutual Fund	78,833,050	—	—	78,833,050
Repurchase Agreement	—	22,204,962	—	22,204,962
Total Short-Term Investments	78,833,050	22,204,962	—	101,038,012
Total Investments	$688,792,098	$22,204,962	$—	$710,997,060

Collateral for Securities Loaned (Liability)	$—	$(78,833,050)	$—	$(78,833,050)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$710,997,060
Cash	72,233
Receivable for:
Investments sold	1,009,093
Fund shares sold	6,070
Dividends and interest	1,098,513
Prepaid expenses	1,914

Total Assets	713,184,883
Liabilities
Collateral for securities loaned	78,833,050
Payables for:
Investments purchased	1,532,331
Fund shares redeemed	151,223
Accrued Expenses:
Management fees	387,632
Distribution and service fees	38,293
Deferred trustees’ fees	81,937
Other expenses	106,559

Total Liabilities	81,131,025

Net Assets	$632,053,858

Net Assets Consist of:
Paid in surplus	$610,942,475
Undistributed net investment income	5,033,576
Accumulated net realized gain	35,200,536
Unrealized depreciation on investments	(19,122,729)

Net Assets	$632,053,858

Net Assets
Class A	$454,291,301
Class B	177,762,557
Capital Shares Outstanding*
Class A	40,589,037
Class B	15,932,280
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.19
Class B	11.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $730,119,789.
(b)	Includes securities loaned at value of $91,829,258.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$8,761,136
Interest	265
Securities lending income	149,342

Total investment income	8,910,743
Expenses
Management fees	4,987,906
Administration fees	17,223
Custodian and accounting fees	78,607
Distribution and service fees—Class B	508,320
Audit and tax services	40,454
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	26,487
Insurance	4,621
Miscellaneous	15,812

Total expenses	5,741,063
Less broker commission recapture	(34,270)

Net expenses	5,706,793

Net Investment Income	3,203,950

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	38,413,388

Net change in unrealized depreciation on investments	(103,624,187)

Net realized and unrealized loss	(65,210,799)

Net Decrease in Net Assets From Operations	$(62,006,849)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,203,950	$7,615,433
Net realized gain	38,413,388	170,581,898
Net change in unrealized depreciation	(103,624,187)	(74,541,994)

Increase (decrease) in net assets from operations	(62,006,849)	103,655,337

From Distributions to Shareholders
Net investment income
Class A	(4,456,638)	(6,633,773)
Class B	(1,304,004)	(1,172,145)
Net realized capital gains
Class A	(122,465,974)	(149,603,013)
Class B	(50,792,863)	(37,949,648)

Total distributions	(179,019,479)	(195,358,579)

Increase (decrease) in net assets from capital share transactions	124,380,491	(215,012,894)

Total decrease in net assets	(116,645,837)	(306,716,136)

Net Assets
Beginning of period	748,699,695	1,055,415,831

End of period	$632,053,858	$748,699,695

Undistributed net investment income
End of period	$5,033,576	$7,397,538

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	270,944	$3,238,973	745,178	$11,581,159
Reinvestments	10,057,259	126,922,612	10,723,183	156,236,786
Redemptions	(1,886,400)	(30,261,083)	(26,632,402)	(402,992,633)

Net increase (decrease)	8,441,803	$99,900,502	(15,164,041)	$(235,174,688)

Class B
Sales	1,176,317	$16,326,991	1,825,154	$28,555,772
Reinvestments	4,134,672	52,096,867	2,688,784	39,121,793
Redemptions	(3,103,325)	(43,943,869)	(2,936,587)	(47,515,771)

Net increase	2,207,664	$24,479,989	1,577,351	$20,161,794

Increase (decrease) derived from capital shares transactions		$124,380,491		$(215,012,894)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.34	$17.76	$14.05	$11.96	$12.82

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.16	0.15	0.19	0.13
Net realized and unrealized gain (loss) on investments	(1.06)	1.84	4.32	2.01	(0.91)

Total from investment operations	(0.99)	2.00	4.47	2.20	(0.78)

Less Distributions
Distributions from net investment income	(0.15)	(0.15)	(0.18)	(0.11)	(0.08)
Distributions from net realized capital gains	(4.01)	(3.27)	(0.58)	0.00	0.00

Total distributions	(4.16)	(3.42)	(0.76)	(0.11)	(0.08)

Net Asset Value, End of Period	$11.19	$16.34	$17.76	$14.05	$11.96

Total Return (%) (b)	(8.95)	13.57	32.95	18.46	(6.13)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.75	0.74	0.75	0.76
Ratio of net investment income to average net assets (%)	0.53	0.98	0.95	1.45	1.05
Portfolio turnover rate (%)	95	85	112	81	74
Net assets, end of period (in millions)	$454.3	$525.1	$840.2	$643.9	$529.5

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.29	$17.72	$14.02	$11.94	$12.80

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.11	0.11	0.16	0.10
Net realized and unrealized gain (loss) on investments	(1.06)	1.83	4.31	2.00	(0.90)

Total from investment operations	(1.02)	1.94	4.42	2.16	(0.80)

Less Distributions
Distributions from net investment income	(0.10)	(0.10)	(0.14)	(0.08)	(0.06)
Distributions from net realized capital gains	(4.01)	(3.27)	(0.58)	0.00	0.00

Total distributions	(4.11)	(3.37)	(0.72)	(0.08)	(0.06)

Net Asset Value, End of Period	$11.16	$16.29	$17.72	$14.02	$11.94

Total Return (%) (b)	(9.12)	13.23	32.65	18.12	(6.29)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	1.00	0.99	1.00	1.01
Ratio of net investment income to average net assets (%)	0.28	0.69	0.70	1.18	0.78
Portfolio turnover rate (%)	95	85	112	81	74
Net assets, end of period (in millions)	$177.8	$223.6	$215.2	$175.8	$164.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MIST-12

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $22,204,962, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-13

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$640,774,069	$0	$688,302,168

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$4,987,906	0.750%	First $200 million
	0.700%	Over $200 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Goldman Sachs Asset Management, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Affiliated Broker - During the year ended December 31, 2015 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$40,479

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$69,501,929	$77,779,694	$109,517,550	$117,578,885	$179,019,479	$195,358,579

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$21,032,407	$23,737,835	$(23,576,922)	$—	$21,193,320

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Mid Cap Value Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-16

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-17

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-19

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-20

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Goldman Sachs Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Goldman Sachs Asset Management, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2015 and slightly underperformed the median of its Performance Universe for the five-year period ended June 30, 2015. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and five-year periods ended June 30, 2015 and underperformed its Lipper Index for the three-year period ended June 30, 2015. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-21

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned -4.31%, -4.52%, and -4.45%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -0.81%.

MARKET ENVIRONMENT / CONDITIONS

In 2015, global markets were impacted by a number of macro and geopolitical events. These included terrorist attacks in France and the U.S., two Greek elections, continued slowdown in the BRIC economies—with slower growth in China causing the most concern, ongoing political crisis in Brazil, the rise of ISIS, low inflation and stalled growth concerns in Japan, and depressed energy and commodity prices. Considering how share prices often reflect the mood of investors in the short term, the persistent negative news was perhaps another reason for the lack of buoyancy in global equity markets. Despite the challenges posed by global events, some encouraging developments emerged in 2015. The Eurozone saw limited reforms (especially in periphery countries), a stabilized situation in Greece, a weaker euro, and an easing of monetary policy. In Latin America, reformers had won elections in Argentina and Venezuela. Japan announced an annual 3% minimum wage hike and eased regulations to spur corporate investment. In the U.S., the unemployment rate fell during the year, consumer spending marked an all-time high in the third quarter, and the Federal Reserve met the market’s expectation with a fourth quarter rate hike.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection contributed to the Portfolio’s relative underperformance, while country weightings delivered a positive relative result for the period. Holdings in Switzerland, Japan, Italy, and Hong Kong were the main detractors from relative performance for the year. Relative to the benchmark, performance was helped most by holdings in Germany and China along with a lack of exposure to Spain.

In terms of absolute collective performance, only 6 of 17 countries in which we were invested delivered positive absolute returns for the year, with the most significant losses coming from Hong Kong (-34%), Switzerland (-19%), and Australia (-14%). Of the 12 underlying holdings in these countries, only four delivered positive returns for the period. The U.S. (+11%), Ireland and Germany (both +7%) generated positive collective absolute returns for full-year 2015.

The Portfolio’s worst detractors for the year were Glencore (Switzerland), Prada (based in Italy and Hong Kong listed), and Daiwa Securities Group (Japan). Glencore’s share price was pressured mainly in the latter half of the year, as commodity and energy prices declined significantly. We consider Glencore’s leadership team to be highly effective, and had many interactions with them. We believe protecting and elevating shareholder value is a top priority for the company’s management. In December, Glencore hosted a conference call and provided a review of their business and the progress made toward strengthening their balance sheet. The company planned to reduce debt by another $3 billion, bringing total projected cost cuts to $13 billion. Of that amount, nearly $9 billion in savings has already been achieved or otherwise earmarked. Keeping in mind members of the company’s management team are large stakeholders (having purchased 22% of the recent $2.5 billion equity offering), we think management’s actions remained aligned with all of Glencore’s shareholders as they navigated through some challenges.

Prada’s share price declined beginning in the second quarter, as its first-quarter results fell short of market expectations. After posting solid second-quarter net income and earnings, which outpaced investors’ projections by nearly 13% and 16%, respectively, third-quarter earnings results missed investors’ projections. Sales in China have declined this year, which led management to believe Chinese customers’ buying habits are transitioning away from just desiring global products found in the West to desiring bespoke products. In response, Prada launched a new strategy, which included custom tailoring clothing by geographic region to appeal to Chinese consumers, whose propensity toward travel may help them become aware these products are designed exclusively for them. Prada’s lean and efficient distribution network has enabled the company to move new products from the design stage to the retail floor in approximately four to five weeks’ time. In our view, Prada is attractively valued, despite potentially facing some short-term obstacles.

Daiwa Securities Group’s share price weakened beginning in the third quarter, owing in part to general macroeconomic pressures. Although fiscal first-quarter results showed continued growth in the retail and asset management segments, fiscal second-quarter earnings results released in October missed investors’ expectations. Late in the fourth quarter, Daiwa’s share price fell further along with other Japanese financial companies, as investors expressed concerns over a media report the Japan Financial Services Agency (FSA) considered increasing capital ratios to more closely meet international standards. As of the end of September, Daiwa comfortably exceeded the CET 1 ratio required minimums, with a CET 1 ratio of 20.2%. After having met with management, our investment thesis for Daiwa remained intact given the continued flow of funds from savings to investments. Despite temporary negative economic sentiment in Japan and uncertainty on the effects of global violence on market stability, we believe Daiwa’s fundamentals are solid.

The Portfolio’s top contributors to performance for the year were Intesa Sanpaolo (Italy), Baidu (China), and Allianz (Germany). Over the past 12 months, Intesa Sanpaolo’s share price rebounded as fears over Italy’s banking system and government have subsided. When these concerns arose a few years ago and pressured Intesa’s price, we were patient and added to the Portfolio’s position, a strategy that has benefited our shareholders upon the turnaround. During the year, investors reacted positively to Intesa’s impressive revenue growth numbers in spite of challenging headwinds: Italian GDP has been static and banking penetration remained low, while the household

MIST-1

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

savings rate remained high. Intesa’s common equity Tier 1 (“CET 1”) ratio reached 13.4% at the end of its fiscal third quarter, and under the current business plan, management has committed to paying EUR 2 billion in dividends to shareholders for full-year 2015, resulting in a payout ratio in excess of 70%.

Baidu was a new name added to the Portfolio in the third quarter of 2015, and the company’s share price rose in the fourth quarter after the release of its nine-month earnings report in addition to news that it is combining its majority controlled travel business Qunar with Ctrip, potentially affecting subsidies paid and profitability. We considered this is an important deal, as it merges the top two online travel sites in China. Furthermore, management has been investing heavily in new businesses such as online-to-offline services (e.g. food delivery, ride sharing, etc.). We believed these investments are masking the strength of the core search business, which continued to grow at a healthy rate and generated high levels of profitability. Baidu’s management is shareholder focused, as evidenced by the new $2 billion share repurchase program announced during the fourth quarter.

Allianz’s results for the first three quarters of the year met expectations. First-quarter earnings per share exceeded market expectations by more than 11%. Positive trends continued into the second quarter, as the company’s earnings per share (EUR 4.38 vs. EUR 3.90) and revenues (EUR 30.2 billion vs. EUR 29.5 billion) both surpassed market projections by 12% and 2%, respectively. Even though third-quarter earnings per share and net income fell short of market expectations, we were pleased that PIMCO experienced net inflows in October for the first time since mid-2013. In addition, management reiterated its full-year operating profit guidance and expected to reach the upper end of the range.

Currency hedging was actively utilized throughout the year, as we still believe that many currencies are overvalued compared to the U.S. dollar. Approximately 9% of the Australian dollar and 21% of the Portfolio’s Swiss franc exposure were hedged at year-end.

The Portfolio finished the year with most of its equity assets invested in Europe (outside of the U.K.) and within that region, Switzerland (16%) held the most Portfolio weight on an equity-only basis. Japan (20%) held the next largest weighting. Both Israel (less than 1%) and Latin America (1%) accounted for the smallest Portfolio weightings, as these countries contained only one holding each.

As active value managers, we believe that today’s market provides exploitable opportunities, and we are constantly looking for ways to capitalize on these opportunities in order to add value for our shareholders.

David G. Herro

Robert A. Taylor

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	-4.31	5.66	6.13
Class B	-4.52	5.40	5.87
Class E	-4.45	5.51	5.98
MSCI EAFE Index	-0.81	3.60	3.03

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Credit Suisse Group AG	4.7
Honda Motor Co., Ltd.	3.7
BNP Paribas S.A.	3.6
Nomura Holdings, Inc.	3.4
Daimler AG	3.3
Toyota Motor Corp.	3.2
Allianz SE	3.2
Bayerische Motoren Werke AG	2.9
Daiwa Securities Group, Inc.	2.8
Glencore plc	2.7

Top Countries

% of Net Assets
Japan	19.3
Switzerland	15.3
France	13.2
United Kingdom	12.6
Germany	9.4
Netherlands	5.1
Italy	4.8
Sweden	3.5
Australia	3.2
United States	2.8

MIST-3

Met Investors Series Trust

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.81%	$1,000.00	$906.80	$3.89
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B(a)	Actual	1.06%	$1,000.00	$906.40	$5.09
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

Class E(a)	Actual	0.96%	$1,000.00	$906.40	$4.61
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Australia—3.2%
AMP, Ltd.	10,871,382	$45,828,421
Orica, Ltd. (a)	4,480,931	50,124,301

		95,952,722

China—1.5%
Baidu, Inc. (ADR) (b)	240,700	45,501,928

France—13.2%
BNP Paribas S.A.	1,922,076	108,797,186
Bureau Veritas S.A.	2,713,500	53,999,710
Danone S.A.	678,612	45,797,744
Kering	439,900	74,982,639
LVMH Moet Hennessy Louis Vuitton SE	248,100	38,784,644
Pernod-Ricard S.A.	324,800	36,926,836
Safran S.A.	93,400	6,396,639
Valeo S.A. (a)	202,500	31,262,926

		396,948,324

Germany—9.4%
Allianz SE	544,600	96,478,973
Bayerische Motoren Werke AG	815,800	85,918,825
Daimler AG	1,175,400	98,110,916

		280,508,714

Hong Kong—1.8%
Melco Crown Entertainment, Ltd. (ADR) (a)	3,168,159	53,225,071

Indonesia—2.0%
Bank Mandiri Persero Tbk PT	92,063,800	61,114,520

Ireland—1.6%
Experian plc	2,785,000	49,212,322

Israel—0.3%
Check Point Software Technologies, Ltd. (a) (b)	92,300	7,511,374

Italy—4.8%
Exor S.p.A.	1,096,500	49,623,637
Intesa Sanpaolo S.p.A.	14,423,600	48,068,039
Prada S.p.A. (a)	14,513,902	45,037,669

		142,729,345

Japan—19.3%
Daiwa Securities Group, Inc.	13,811,000	84,440,834
Honda Motor Co., Ltd.	3,420,800	109,607,694
Komatsu, Ltd.	3,937,200	64,152,064
Nomura Holdings, Inc.	18,580,500	103,264,713
Olympus Corp.	395,800	15,589,168
Omron Corp.	1,959,500	65,268,431
Secom Co., Ltd.	132,800	8,986,523
Sumitomo Mitsui Financial Group, Inc.	806,600	30,426,803
Toyota Motor Corp.	1,581,500	97,072,541

		578,808,771

Mexico—1.0%
Grupo Televisa S.A.B. (ADR)	1,086,600	$29,566,386

Netherlands—5.1%
Akzo Nobel NV (a)	136,461	9,114,709
CNH Industrial NV (a)	11,205,100	76,381,002
Koninklijke Philips NV	2,607,533	66,297,614

		151,793,325

South Korea—2.7%
Samsung Electronics Co., Ltd.	75,715	80,850,869

Sweden—3.5%
Atlas Copco AB - B Shares	1,337,594	30,753,869
Hennes & Mauritz AB - B Shares	764,000	27,205,551
SKF AB - B Shares	2,669,490	43,036,958
Swedish Match AB	130,544	4,618,586

		105,614,964

Switzerland—15.3%
Cie Financiere Richemont S.A.	872,147	62,649,256
Credit Suisse Group AG (b)	6,481,454	140,085,867
Glencore plc (b)	60,978,100	81,135,732
Kuehne & Nagel International AG (a)	267,200	36,637,052
LafargeHolcim, Ltd. (b)	1,375,405	68,918,325
Nestle S.A.	96,300	7,138,108
Schindler Holding AG (Participation Certificate)	84,500	14,149,242
Swatch Group AG (The) - Bearer Shares (a)	136,600	47,670,109

		458,383,691

United Kingdom—12.6%
Ashtead Group plc	1,182,400	19,455,932
Burberry Group plc (a)	1,390,448	24,456,437
Diageo plc	2,159,800	58,898,802
G4S plc	7,652,500	25,416,827
GlaxoSmithKline plc	453,200	9,153,732
Lloyds Banking Group plc	58,406,100	62,863,615
Meggitt plc	4,695,218	25,897,678
Schroders plc (a)	637,062	27,744,941
Schroders plc (non-voting shares)	10,427	347,731
Smiths Group plc	2,721,009	37,642,817
Willis Group Holdings plc	1,301,400	63,208,998
Wolseley plc	57,200	3,109,326
WPP plc	875,700	20,156,611

		378,353,447

Total Common Stocks (Cost $3,283,274,187)		2,916,075,773

Short-Term Investments—11.0%

Mutual Fund—8.2%
State Street Navigator Securities Lending MET Portfolio (c)	246,451,867	246,451,867

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $84,523,642 on 01/04/16, collateralized by $86,325,000 Federal National Mortgage Association at 1.670% due 02/10/20 with a value of $86,217,094.	84,523,361	$84,523,361

Total Short-Term Investments (Cost $330,975,228)		330,975,228

Total Investments—108.3% (Cost $3,614,249,415) (d)		3,247,051,001
Other assets and liabilities (net)—(8.3)%		(247,684,661)

Net Assets—100.0%		$2,999,366,340

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $243,544,806 and the collateral received consisted of cash in the amount of $246,451,867 and non-cash collateral with a value of $11,463,553. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $3,647,014,076. The aggregate unrealized appreciation and depreciation of investments were $102,294,125 and $(502,257,200), respectively, resulting in net unrealized depreciation of $(399,963,075) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Automobiles	13.0
Capital Markets	11.9
Banks	10.4
Textiles, Apparel & Luxury Goods	9.8
Machinery	7.6
Insurance	6.8
Industrial Conglomerates	3.5
Professional Services	3.4
Beverages	3.2
Metals & Mining	2.7

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	7,357,000	State Street Bank and Trust	03/16/16	$5,365,460	$(23,153)
AUD	7,988,000	State Street Bank and Trust	03/16/16	5,679,572	120,939

Contracts to Deliver
AUD	27,920,000	State Street Bank and Trust	03/16/16	$21,159,451	$885,258
CHF	79,027,000	State Street Bank and Trust	03/16/16	82,042,897	2,903,246

Net Unrealized Appreciation					$3,886,290

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$95,952,722	$—	$95,952,722
China	45,501,928	—	—	45,501,928
France	—	396,948,324	—	396,948,324
Germany	—	280,508,714	—	280,508,714
Hong Kong	53,225,071	—	—	53,225,071
Indonesia	—	61,114,520	—	61,114,520
Ireland	—	49,212,322	—	49,212,322
Israel	7,511,374	—	—	7,511,374
Italy	—	142,729,345	—	142,729,345
Japan	—	578,808,771	—	578,808,771
Mexico	29,566,386	—	—	29,566,386
Netherlands	—	151,793,325	—	151,793,325
South Korea	—	80,850,869	—	80,850,869
Sweden	—	105,614,964	—	105,614,964
Switzerland	—	458,383,691	—	458,383,691
United Kingdom	63,208,998	315,144,449	—	378,353,447
Total Common Stocks	199,013,757	2,717,062,016	—	2,916,075,773
Short-Term Investments
Mutual Fund	246,451,867	—	—	246,451,867
Repurchase Agreement	—	84,523,361	—	84,523,361
Total Short-Term Investments	246,451,867	84,523,361	—	330,975,228
Total Investments	$445,465,624	$2,801,585,377	$—	$3,247,051,001

Collateral for Securities Loaned (Liability)	$—	$(246,451,867)	$—	$(246,451,867)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,909,443	$—	$3,909,443
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(23,153)	—	(23,153)
Total Forward Contracts	$—	$3,886,290	$—	$3,886,290

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$3,247,051,001
Cash denominated in foreign currencies (c)	98
Unrealized appreciation on forward foreign currency exchange contracts	3,909,443
Receivable for:
Investments sold	620,037
Fund shares sold	231,896
Dividends and interest	5,121,904
Prepaid expenses	8,990

Total Assets	3,256,943,369
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	23,153
Collateral for securities loaned	246,451,867
Payables for:
Investments purchased	7,441,138
Fund shares redeemed	505,915
Accrued Expenses:
Management fees	1,937,015
Distribution and service fees	265,205
Deferred trustees’ fees	81,937
Other expenses	870,799

Total Liabilities	257,577,029

Net Assets	$2,999,366,340

Net Assets Consist of:
Paid in surplus	$3,135,177,364
Undistributed net investment income	62,868,278
Accumulated net realized gain	164,986,139
Unrealized depreciation on investments and foreign currency transactions	(363,665,441)

Net Assets	$2,999,366,340

Net Assets
Class A	$1,722,379,529
Class B	1,163,921,858
Class E	113,064,953
Capital Shares Outstanding*
Class A	128,218,417
Class B	88,379,769
Class E	8,520,280
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.43
Class B	13.17
Class E	13.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,614,249,415.
(b)	Includes securities loaned at value of $243,544,806.
(c)	Identified cost of cash denominated in foreign currencies was $99.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$83,682,813
Interest	1,221
Securities lending income	4,871,397

Total investment income	88,555,431
Expenses
Management fees	25,204,059
Administration fees	78,341
Custodian and accounting fees	1,566,279
Distribution and service fees—Class B	3,196,129
Distribution and service fees—Class E	190,345
Audit and tax services	58,140
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	168,006
Insurance	22,001
Miscellaneous	33,403

Total expenses	30,578,336
Less management fee waiver	(571,802)

Net expenses	30,006,534

Net Investment Income	58,548,897

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	200,319,711
Foreign currency transactions	18,688,914

Net realized gain	219,008,625

Net change in unrealized depreciation on:
Investments	(392,797,233)
Foreign currency transactions	(10,142,564)

Net change in unrealized depreciation	(402,939,797)

Net realized and unrealized loss	(183,931,172)

Net Decrease in Net Assets From Operations	$(125,382,275)

(a)	Net of foreign withholding taxes of $7,475,984.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,548,897	$71,038,984
Net realized gain	219,008,625	336,305,777
Net change in unrealized depreciation	(402,939,797)	(599,780,055)

Decrease in net assets from operations	(125,382,275)	(192,435,294)

From Distributions to Shareholders
Net investment income
Class A	(59,540,773)	(54,140,114)
Class B	(38,314,087)	(32,348,334)
Class E	(3,931,196)	(3,509,332)
Net realized capital gains
Class A	(170,035,793)	(199,114,057)
Class B	(119,137,811)	(130,351,257)
Class E	(11,832,899)	(13,643,974)

Total distributions	(402,792,559)	(433,107,068)

Increase in net assets from capital share transactions	207,146,217	240,929,389

Total decrease in net assets	(321,028,617)	(384,612,973)

Net Assets
Beginning of period	3,320,394,957	3,705,007,930

End of period	$2,999,366,340	$3,320,394,957

Undistributed net investment income
End of period	$62,868,278	$87,416,523

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,342,548	$50,477,518	6,627,066	$112,469,627
Reinvestments	15,335,776	229,576,566	15,065,685	253,254,171
Redemptions	(9,864,350)	(164,073,964)	(16,042,559)	(279,251,145)

Net increase	8,813,974	$115,980,120	5,650,192	$86,472,653

Class B
Sales	6,602,222	$99,080,464	8,507,973	$144,082,806
Reinvestments	10,711,013	157,451,898	9,830,791	162,699,591
Redemptions	(11,127,550)	(169,871,829)	(9,369,611)	(157,893,264)

Net increase	6,185,685	$86,660,533	8,969,153	$148,889,133

Class E
Sales	623,789	$9,478,971	705,693	$12,072,397
Reinvestments	1,065,142	15,764,095	1,030,229	17,153,306
Redemptions	(1,372,340)	(20,737,502)	(1,390,810)	(23,658,100)

Net increase	316,591	$4,505,564	345,112	$5,567,603

Increase derived from capital shares transactions		$207,146,217		$240,929,389

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.94	$19.13	$15.06	$11.85	$13.78

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.37	0.31	0.29	0.24
Net realized and unrealized gain (loss) on investments	(0.76)	(1.31)	4.22	3.16	(2.17)

Total from investment operations	(0.47)	(0.94)	4.53	3.45	(1.93)

Less Distributions
Distributions from net investment income	(0.53)	(0.48)	(0.46)	(0.24)	(0.00	)(b)
Distributions from net realized capital gains	(1.51)	(1.77)	0.00	0.00	0.00

Total distributions	(2.04)	(2.25)	(0.46)	(0.24)	(0.00	)(b)

Net Asset Value, End of Period	$13.43	$15.94	$19.13	$15.06	$11.85

Total Return (%) (c)	(4.31)	(5.52)	30.80	29.47	(13.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.83	0.85
Net ratio of expenses to average net assets (%) (d)	0.81	0.81	0.81	0.81	0.83
Ratio of net investment income to average net assets (%)	1.88	2.12	1.79	2.26	1.79
Portfolio turnover rate (%)	49	45	58	41	48
Net assets, end of period (in millions)	$1,722.4	$1,903.6	$2,176.6	$1,929.3	$1,775.7

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.66	$18.84	$14.84	$11.67	$13.61

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.32	0.25	0.25	0.21
Net realized and unrealized gain (loss) on investments	(0.75)	(1.29)	4.17	3.13	(2.15)

Total from investment operations	(0.50)	(0.97)	4.42	3.38	(1.94)

Less Distributions
Distributions from net investment income	(0.48)	(0.44)	(0.42)	(0.21)	0.00
Distributions from net realized capital gains	(1.51)	(1.77)	0.00	0.00	0.00

Total distributions	(1.99)	(2.21)	(0.42)	(0.21)	0.00

Net Asset Value, End of Period	$13.17	$15.66	$18.84	$14.84	$11.67

Total Return (%) (c)	(4.52)	(5.79)	30.49	29.25	(14.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.08	1.08	1.08	1.10
Net ratio of expenses to average net assets (%) (d)	1.06	1.06	1.06	1.06	1.08
Ratio of net investment income to average net assets (%)	1.64	1.88	1.50	1.98	1.60
Portfolio turnover rate (%)	49	45	58	41	48
Net assets, end of period (in millions)	$1,163.9	$1,287.4	$1,379.5	$1,102.6	$948.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.77	$18.95	$14.92	$11.74	$13.67

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.34	0.27	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.75)	(1.29)	4.20	3.13	(2.16)

Total from investment operations	(0.49)	(0.95)	4.47	3.40	(1.93)

Less Distributions
Distributions from net investment income	(0.50)	(0.46)	(0.44)	(0.22)	0.00
Distributions from net realized capital gains	(1.51)	(1.77)	0.00	0.00	0.00

Total distributions	(2.01)	(2.23)	(0.44)	(0.22)	0.00

Net Asset Value, End of Period	$13.27	$15.77	$18.95	$14.92	$11.74

Total Return (%) (c)	(4.45)	(5.67)	30.65	29.27	(14.12)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	0.98	0.98	1.00
Net ratio of expenses to average net assets (%) (d)	0.96	0.96	0.96	0.96	0.98
Ratio of net investment income to average net assets (%)	1.75	1.98	1.60	2.10	1.74
Portfolio turnover rate (%)	49	45	58	41	48
Net assets, end of period (in millions)	$113.1	$129.4	$148.9	$116.6	$101.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

MIST-13

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $84,523,361, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity

MIST-14

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$3,909,443	Unrealized depreciation on forward foreign currency exchange contracts	$23,153

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$3,909,443	$(23,153)	$—	$3,886,290

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
State Street Bank and Trust	$23,153	$(23,153)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$19,102,712

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(10,309,972)

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$232,075,869

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,550,492,810	$0	$1,617,288,923

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$25,204,059	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

MIST-17

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$149,387,085	$89,997,780	$253,405,474	$343,109,288	$402,792,559	$433,107,068

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$85,462,093	$179,128,079	$(400,319,259)	$—	$(135,729,087)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Harris Oakmark International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Harris Oakmark International Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Oakmark International Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-22

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-23

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-24

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned -4.20%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

During the year ended December 31, 2015, global markets produced mixed results due to volatility from a variety of geopolitical developments. Global stock markets disappointed in 2015 as investors were forced to deal with sluggish global growth and the challenge of central banks’ ability to continue to elevate returns. The year began with declines across equity markets as concerns over Greece, weak economic growth in China, and a strong dollar weighed on earnings in the U.S. Equity markets quickly recovered and substantial gains followed in Hong Kong, Japan, and Europe as stimulus efforts proved favorable. As we approached the mid-point of the year, markets gave back some gains as the situation in Greece reached a crescendo and the Chinese stock market plummeted into bear market territory. The third quarter found stocks under significant pressure again as the global economy showed further signs of weakness. Despite a rebound in October and November, stocks came under stress once again in December over concerns about monetary policy and strains in the corporate debt markets.

Government bond returns were positive in 2015 due to broad gains in the first and third quarters. The asset class continued to defy consensus expectations as global economic weakness led to divergent interest rate and stimulus policies from major central banks. While the U.S. Federal Reserve (the “Fed”) spent most of the year jawboning for higher interest rates, and ultimately raising them in December, Canadian and Australian central banks were forced to cut interest rates due to collapsing commodity prices. Additionally, the European Central Bank felt compelled to make a late year extension of the quantitative easing program it initiated in early 2015. In general, government bond prices were driven by European and U.S. policy expectations and reached their highs early in the year when fears of broader European deflation and concerns over Greece drove 10-year German bund yields to a record low of 0.07%. The second quarter brought losses as European inflation and growth forecasts were reported higher than expected in April and led to a spike in 10-year bund yields that ultimately reached their peak at approximately 1% in June. The rapid selloff in bunds triggered a contagion across several global bond markets that was further fueled by the rising rate rhetoric coming out of the Fed and the Bank of England. Yields resumed their decline in the third quarter as equity volatility increased and investors sought refuge in government bonds. The fourth quarter provided marginal losses as bond markets struggled for clarity with the Fed raising rates for the first time since 2006 against signs of global weakness.

Commodities were punished by oversupply, fading demand due to weak global economic growth, and a strong US dollar. Energy led the decline as the Organization of Petroleum Exporting Countries (“OPEC”) and U.S. exploration & production firms continued to flood global markets with supply. OPEC continued refusing to cut production knowing full well the pressure they can place on heavily indebted U.S. frackers. Evidence of this pressure was most notable in December as the corporate high yield debt market, a major source of funding for U.S. energy firms, began to unwind. The pressure on energy prices was further compounded by the El Nino weather phenomena resulting in unusually warm temperatures in many parts of the U.S. during the fourth quarter, which added to the decline of natural gas and heating oil prices. Slowing growth in China was another source of trouble and caused prices of copper and aluminum to collapse, while gold and silver were hurt by the strong dollar and expectations for higher interest rates in the U.S. Agricultural prices were depressed by the strong dollar, which negatively impacted demand from emerging market importers, and high production resulting from a combination of good weather and attempts to counteract low prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Invesco Balanced-Risk Allocation Portfolio strategically balances the amount of risk exposure to equities, fixed income, and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the Portfolio risk target to fluctuate between 6% and 10%.

The Portfolio’s strategic equity allocation was responsible for a small gain due to mixed results across markets. Europe and Japan fared best, owing to the high degree of monetary stimulus continuing to support their markets. U.S. large caps finished with small gains despite significant headwinds from a stronger dollar and declining earnings in Energy and Basic Materials. Hong Kong and the U.K. finished the year in negative territory, with the former suffering from the negative impact connected with the Chinese economic issues while the latter was pushed lower by commodity-related exposures. U.S. small caps also declined, impacted by fading risk appetite and having to price in the impact of higher interest rates in the U.S. Tactical equity adjustments slightly detracted for the calendar year owing mainly to the negative results in June and August, when the strategy got whipsawed as a result of the heightened market volatility.

The Portfolio’s strategic bond allocation posted a small gain. Canadian and German bond exposures drove Portfolio performance followed by U.K. and Japanese bond exposures. The Australian and U.S. bond markets declined for the year. Australian bonds suffered as weak commodity prices forced the Reserve Bank of Australia to cut interest rates twice during the year. The rate cuts have led to a decline in the Australian dollar making the country’s bond market relatively less attractive. The U.S. bond market declined as the Fed’s interest rate increase signaled favorable growth prospects. Overall, tactical

MIST-1

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

bond exposure was a slight detractor for the year due to the second quarter spike in yields against select overweight positions.

As a result of the early year collapse in bond yields, we made a further augmentation to our strategic bond allocation process. The enhancement reduces exposure to bond markets where current yields are not high enough to absorb a one standard deviation decline in yield without ending-up in negative territory. Consequently, the Portfolio’s strategic allocation to both German bunds and Japanese bonds were, at times, reduced by this process during the year. As yields climbed in the second quarter from their lows, relative reallocations among the various markets have been more muted.

The Portfolio’s commodity allocation was the largest drag on performance of the three asset classes. All four sub-complexes in the Portfolio declined during the year with the Energy sub-complex being the worst performer. Given the profound weakness across the commodity asset class, tactical exposure hovered close to the minimum allowable risk contribution of 16% throughout much of the year. As a result, tactical strategies within the commodity segment were additive to results, given the consistent underweight allocation versus a neutral targeted risk allocation weight of 33%.

Please note that our strategy is principally implemented with derivative instruments including futures and total return swaps, and other instruments that provide economic leverage, such as commodity-linked notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives and other instruments that provide economic leverage can be a cost-effective way to gain exposure to asset classes. However, they may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

At year end, tactical positioning continued to overweight all bond markets except Australia, which has shifted to neutral, resulting in a slightly elevated targeted risk contribution from the fixed income segment. Equities remained overweight, but on a reduced basis in Europe, Japan, and both U.S. exposures. Positioning in commodities remained defensive across all four complexes with the targeted risk contribution remaining close to the minimum allowable target of 16%.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	-4.20	2.50
Dow Jones Moderate Index	-1.21	6.15

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	86.6
Global Developed Equities	37.1
Commodities - Production Weighted	21.8

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

MIST-3

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	0.89%	$1,000.00	$953.30	$4.38
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—4.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—4.2%
U.S. Treasury Floating Rate Notes 0.305%, 01/31/16 (a)	11,050,000	$11,050,376
0.329%, 04/30/16 (a) (b) (c)	35,556,000	35,563,964
0.330%, 07/31/16 (a)	8,310,000	8,311,928

Total U.S. Treasury & Government Agencies (Cost $54,923,564)		54,926,268

Commodity-Linked Securities—2.5%
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 3 Agriculture Commodity Index, multiplied by 2), 06/21/16 (144A)	8,020,000	7,283,764
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 06/15/16 (144A)	15,866,996	14,699,631
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 02 Excess Return Index, multiplied by 2), 06/27/16 (144A) (a)	10,490,000	9,813,495

Total Commodity-Linked Securities (Cost $34,376,996)		31,796,890

Short-Term Investments—92.9%

Municipals—1.0%
Gainesville & Hall County, GA, Development Authority Revenue 0.300%, 03/01/21 (a)	12,900,000	12,900,000

Mutual Funds—21.9%
Premier Portfolio, Institutional Class 0.016% (d) (e)	43,021,130	43,021,130
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 0.000% (d) (e)	199,439,842	199,439,842
STIT-Liquid Assets Portfolio, Institutional Class 0.052% (d) (e)	39,252,711	39,252,711

		281,713,683

U.S. Treasury—6.0%
U.S. Treasury Bills 0.069%, 01/07/16 (b) (f)	17,330,000	17,329,770
0.094%, 01/14/16 (b) (f)	5,740,000	5,739,793
0.126%, 01/21/16 (f)	5,360,000	5,359,613
0.231%, 03/10/16 (b) (f)	19,180,000	19,171,511
0.240%, 03/03/16 (c) (f)	5,370,000	5,367,780

U.S. Treasury—(Continued)
U.S. Treasury Bills
0.248%, 03/17/16 (f)	3,130,000	3,128,365
0.411%, 01/28/16 (b) (f)	20,740,000	20,733,458

		76,830,290

Certificate of Deposit—10.0%
Citibank N.A. 0.290%, 01/05/16 (f)	27,620,000	27,620,215
DBS Bank, Ltd. 0.298%, 01/19/16 (144A) (f)	20,000,000	19,996,900
Norinchukin Bank (NY) 0.310%, 01/19/16 (f)	37,500,000	37,500,000
0.390%, 02/03/16 (f)	2,500,000	2,500,000
United Overseas Bank, Ltd. 0.365%, 01/05/16 (144A) (f)	41,000,000	40,997,950

		128,615,065

Commercial Paper—54.0%
Apple, Inc. 0.130%, 01/05/16 (144A) (f)	38,500,000	38,499,316
Barton Capital Corp. 0.162%, 01/05/16 (144A) (f)	34,000,000	33,999,244
BMW U.S. Capital LLC 0.161%, 01/06/16 (f)	10,000,000	9,999,736
Caisse Centrale Desjardins 0.424%, 01/20/16 (144A) (f)	25,500,000	25,494,078
Caisse des Depots et Consignations 0.341%, 01/26/16 (f)	11,600,000	11,597,181
Caterpillar Financial Services Co. 0.129%, 01/04/16 (f)	20,015,000	20,014,716
CDP Financial, Inc. 0.280%, 01/05/16 (f)	14,000,000	13,999,704
1.000%, 01/05/16 (f)	30,000,000	29,999,167
Chevron Corp. 0.403%, 02/01/16 (f)	40,000,000	39,985,878
Exxon Mobil Corp. 0.126%, 01/21/16 (f)	41,000,000	40,997,039
Intel Corp. 0.362%, 01/28/16 (144A) (f)	40,000,000	39,988,900
Johnson & Johnson 0.137%, 01/04/16 (f)	5,000,000	4,999,925
Kimberly-Clark Corp. 0.330%, 01/11/16 (f)	10,000,000	9,999,583
Landesbank Hessen-Thueringen 0.152%, 01/04/16 (144A) (f)	41,000,000	40,999,317
Liberty Funding LLC 0.440%, 01/27/16 (144A) (f)	41,000,000	40,986,675
Nieuw Amsterdam Receivables Corp. 0.154%, 01/05/16 (144A) (f)	25,500,000	25,499,462
PepsiCo, Inc. 0.138%, 01/11/16 (144A) (f)	24,500,000	24,498,979
Proctor & Gamble Co. 0.204%, 01/08/16 (144A) (f)	38,500,000	38,498,278

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Siemens Capital Co. LLC 0.266%, 01/08/16 (f)	24,000,000	$23,998,600
Sumitomo Mitsui Banking Corp. (NY) 0.300%, 01/04/16 (f)	22,500,000	22,500,000
0.367%, 01/21/16 (144A) (f)	15,000,000	14,996,833
Thunder Bay Funding LLC 0.401%, 03/01/16 (144A) (f)	14,000,000	14,000,000
Total Capital Canada, Ltd. 0.195%, 01/25/16 (144A) (f)	9,000,000	8,998,800
Toyota Motor Credit Corp. 0.100%, 01/29/16 (f)	35,000,000	34,991,425
Unilever Capital Corp. 0.223%, 02/16/16 (144A) (f)	12,000,000	11,996,550
Victory Receivables Corp. 0.281%, 01/13/16 (144A) (f)	33,000,000	32,996,700
Working Capital Management Co. 0.435%, 01/15/16 (144A) (f)	41,000,000	40,992,666

		695,528,752

Total Short-Term Investments (Cost $1,195,587,790)		1,195,587,790

Total Investments—99.6% (Cost $1,284,888,350) (g)		1,282,310,948
Other assets and liabilities (net)—0.4%		4,932,513

Net Assets—100.0%		$1,287,243,461

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $66,695,936.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2015, the market value of securities pledged was $5,815,611.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2015.
(f)	The rate shown represents current yield to maturity.
(g)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,284,891,255. The aggregate unrealized appreciation and depreciation of investments were $3,430 and $(2,583,737), respectively, resulting in net unrealized depreciation of $(2,580,307) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $525,237,538, which is 40.8% of net assets.
(EMTN)—	Euro Medium-Term Note
(LIBOR)—	London InterBank Offered Rate

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/16	1,835	AUD	231,892,414	$695,930
Brent Crude Oil Futures	01/29/16	240	USD	12,662,978	(3,622,178)
Canada Government Bond 10 Year Futures	03/21/16	2,378	CAD	328,909,899	4,599,495
Euro Stoxx 50 Index Futures	03/18/16	2,430	EUR	78,104,741	1,790,811
Euro-Bund Futures	03/08/16	1,145	EUR	182,878,974	(2,239,328)
FTSE 100 Index Futures	03/18/16	925	GBP	55,077,010	3,323,570
Gasoline RBOB Futures	01/29/16	307	USD	16,097,188	291,086
Hang Seng Index Futures	01/28/16	536	HKD	585,945,868	160,274
Japanese Government 10 Year Bond Futures	03/14/16	103	JPY	15,316,308,116	289,628
Russell 2000 Mini Index Futures	03/18/16	605	USD	67,317,258	1,138,492
S&P 500 E-Mini Index Futures	03/18/16	665	USD	67,458,841	218,209
Silver Futures	03/29/16	436	USD	30,900,627	(810,087)
TOPIX Index Futures	03/10/16	688	JPY	10,869,770,588	(1,855,074)
U.S. Treasury Long Bond Futures	03/21/16	809	USD	124,222,479	161,271
United Kingdom Long Gilt Bond Futures	03/29/16	1,493	GBP	175,131,052	(1,169,691)
WTI Light Sweet Crude Oil Futures	05/19/16	174	USD	7,971,755	(888,215)

Net Unrealized Appreciation					$2,084,193

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
0.330%	10/21/16	Barclays Bank plc	Barclays Commodity Strategy 1452 Excess Return Index	USD	10,304,838	$326,661	$(61,231)	$387,892
0.450%	05/05/16	Barclays Bank plc	Barclays Commodity Strategy 1715 Index	USD	4,400,075	2,219	—	2,219
0.300%	04/11/16	Canadian Imperial Bank of Commerce	CIBC Dynamic Roll LME Copper Excess Return Index 2	USD	26,678,703	28,250	—	28,250
0.400%	05/31/16	Goldman Sachs International	Goldman Sachs Alpha Basket B784 Excess	USD	15,265,588	—	—	—
0.000%	01/31/16	Goldman Sachs International	Hang Seng Index	HKD	45,992,300	2,413	—	2,413
0.140%	06/27/16	Bank of America N.A.	Merrill Lynch Gold Excess Return Index	USD	22,068,151	—	—	—
0.470%	05/05/16	Cargill, Inc.	Monthly Rebalance Commodity Excess Return Index	USD	18,335,853	—	—	—
0.380%	10/14/16	Morgan Stanley Capital Services, LLC	S&P GSCI Aluminum Dynamic Roll Index	USD	26,836,287	406,277	—	406,277
0.090%	10/14/16	JPMorgan Chase Bank N.A.	S&P GSCI Gold Official Close Index	USD	18,706,891	(242,089)	—	(242,089)
0.120%	01/12/16	Cargill, Inc.	Single Commodity Index Excess Return	USD	8,694,537	—	—	—

Totals						$523,731	$(61,231)	$584,962

Cash in the amount of $900,485 has been deposited in a segragated account held by the counterparty as collateral for swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Information:

Barclays Commodity Strategy 1452 Index—a commodity index that provide exposure to future contracts on copper.

Barclays Commodity Strategy 1715 Index—a commodity index that provide exposure to future contracts on Coffee ‘C’, Corn, Cotton, Soybeans, Soybean Meal, Soybean Oil, Sugar and Wheat.

Canadian Imperial Bank of Commerce Custom 3 Agriculture Commodity Index—a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Coffee ‘C’, Corn, Cotton, Sugar, Soybeans, Soybean meal, Soybean oil, and Wheat.

Goldman Sachs Alpha Basket B784 Excess Return Strategy Index—a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Corn, Coffee, Cotton, Soybeans, Soybean meal, Soybean oil, Sugar and Wheat.

Monthly Rebalance Commodity Excess Return Index—a commodity index composed of futures contracts on Coffee ‘C’, Corn, Cotton No. 2, Soybean Meal, Soybean Oil, Soybeans, Sugar No. 11 and Wheat.

Royal Bank of Canada Enhanced Agricultural Basket 02 Excess Return Index—a commodity index composed of futures contracts on Corn, Coffee, Wheat, Cotton, Soybeans, Soybean meal, Soybean oil and Sugar.

Single Commodity Index Excess Return—a commodity index composed of future contracts on gold.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$54,926,268	$—	$54,926,268
Total Commodity-Linked Securities	—	31,796,890	—	31,796,890
Short-Term Investments
Municipals	—	12,900,000	—	12,900,000
Mutual Funds	281,713,683	—	—	281,713,683
U.S. Treasury	—	76,830,290	—	76,830,290
Certificate of Deposit	—	128,615,065	—	128,615,065
Commercial Paper	—	695,528,752	—	695,528,752
Total Short-Term Investments	281,713,683	913,874,107	—	1,195,587,790
Total Investments	$281,713,683	$1,000,597,265	$—	$1,282,310,948

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$12,668,766	$—	$—	$12,668,766
Futures Contracts (Unrealized Depreciation)	(10,584,573)	—	—	(10,584,573)
Total Futures Contracts	$2,084,193	$—	$—	$2,084,193
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$765,820	$—	$765,820
OTC Swap Contracts at Value (Liabilities)	—	(242,089)	—	(242,089)
Total OTC Swap Contracts	$—	$523,731	$—	$523,731

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$1,000,597,265
Affiliated investments at value (b)	281,713,683
Cash collateral for futures contracts	6,751,000
OTC swap contracts at market value (c)	765,820
Receivable for:
Fund shares sold	220,483
Interest	119,269
Prepaid expenses	3,635

Total Assets	1,290,171,155
Liabilities
OTC swap contracts at market value	242,089
Payables for:
OTC swap contracts	586,564
Fund shares redeemed	252,834
Variation margin on futures contracts	633,559
Interest on OTC swap contracts	28,613
Accrued Expenses:
Management fees	666,270
Distribution and service fees	274,254
Deferred trustees’ fees	56,734
Other expenses	186,777

Total Liabilities	2,927,694

Net Assets	$1,287,243,461

Net Assets Consist of:
Paid in surplus	$1,289,930,730
Undistributed net investment income	1,777,171
Accumulated net realized loss	(4,705,982)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	241,542

Net Assets	$1,287,243,461

Net Assets
Class B	$1,287,243,461
Capital Shares Outstanding*
Class B	140,228,783
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,003,174,667.
(b)	Identified cost of affiliated investments was $281,713,683.
(c)	Net premium received on OTC swap contract was $61,231.

Consolidated§ Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from affiliated investments	$146,491
Interest (a)	1,616,711

Total investment income	1,763,202
Expenses
Management fees	8,595,690
Administration fees	82,401
Custodian and accounting fees	155,608
Distribution and service fees—Class B	3,373,204
Audit and tax services	81,364
Legal	31,159
Trustees’ fees and expenses	35,173
Shareholder reporting	53,226
Insurance	8,607
Miscellaneous	16,357

Total expenses	12,432,789
Less management fee waiver	(426,674)

Net expenses	12,006,115

Net Investment Loss	(10,242,913)

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(9,470,725)
Futures contracts	6,120,180
Swap contracts	(30,231,798)
Foreign currency transactions	1,481,212

Net realized loss	(32,101,131)

Net change in unrealized appreciation (depreciation) on:
Investments	439,536
Futures contracts	(16,426,327)
Swap contracts	1,174,801
Foreign currency transactions	99,804

Net change in unrealized depreciation	(14,712,186)

Net realized and unrealized loss	(46,813,317)

Net Decrease in Net Assets From Operations	$(57,056,230)

(a)	Net of foreign withholding taxes of $3,048.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(10,242,913)	$(10,513,011)
Net realized gain (loss)	(32,101,131)	81,315,159
Net change in unrealized appreciation (depreciation)	(14,712,186)	1,152,382

Increase (decrease) in net assets from operations	(57,056,230)	71,954,530

From Distributions to Shareholders
Net investment income
Class B	(37,877,864)	0
Net realized capital gains
Class B	(97,181,591)	(62,513,812)

Total distributions	(135,059,455)	(62,513,812)

Increase in net assets from capital share transactions	128,026,610	1,426,135

Total increase (decrease) in net assets	(64,089,075)	10,866,853
Net Assets
Beginning of period	1,351,332,536	1,340,465,683

End of period	$1,287,243,461	$1,351,332,536

Undistributed net investment income
End of period	$1,777,171	$37,667,173

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	10,319,861	$104,117,206	8,227,235	$87,209,317
Reinvestments	14,068,693	135,059,455	6,087,031	62,513,812
Redemptions	(11,170,496)	(111,150,051)	(13,978,245)	(148,296,994)

Net increase	13,218,058	$128,026,610	336,021	$1,426,135

Increase derived from capital shares transactions		$128,026,610		$1,426,135

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$10.64	$10.58	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.08)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.32)	0.65	0.27	0.69

Total from investment operations	(0.40)	0.57	0.19	0.63

Less Distributions
Distributions from net investment income	(0.30)	0.00	0.00	(0.03)
Distributions from net realized capital gains	(0.76)	(0.51)	(0.10)	(0.11)

Total distributions	(1.06)	(0.51)	(0.10)	(0.14)

Net Asset Value, End of Period	$9.18	$10.64	$10.58	$10.49

Total Return (%) (c)	(4.20)	5.58	1.86	6.34	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.94	0.93	1.03	(e)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	0.93	0.91	1.03	(e)
Net ratio of expenses to average net assets (%) (f)	0.89	0.91	0.90	0.90	(e)
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.89	0.90	0.88	0.90	(e)
Ratio of net investment loss to average net assets (%)	(0.76)	(0.78)	(0.76)	(0.80	)(e)
Portfolio turnover rate (%)	40	44	34	0	(g)
Net assets, end of period (in millions)	$1,287.2	$1,351.3	$1,340.5	$973.1

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	There were no long term sale transactions during the period ended December 31, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary may invest in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Total Assets at December 31, 2015
Invesco Balanced-Risk Allocation Portfolio, Ltd.	4/23/2012	$305,567,407	23.7%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the consolidated financial statements were issued.

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The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value heirarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such

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security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, distribution redesignation, premium amortization and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivatives transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These

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guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$5,746,325	Unrealized depreciation on futures contracts (a) (b)	$3,409,020
Equity	OTC swap contracts at market value (c)	2,413
	Unrealized appreciation on futures contracts (a) (b)	6,631,355	Unrealized depreciation on futures contracts (a) (b)	1,855,074
Commodity	OTC swap contracts at market value (c)	763,407	OTC swap contracts at market value (c)	242,089
	Unrealized appreciation on futures contracts (a) (b)	291,086	Unrealized depreciation on futures contracts (a) (b)	5,320,479

Total		$13,434,586		$10,826,662

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $28,613.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$328,880	$—	$—	$328,880
Canadian Imperial Bank of Commerce	28,250	—	—	28,250
Goldman Sachs International	2,413	—	(485)	1,928
Morgan Stanley Capital Services, LLC	406,277	—	(406,277)	—

	$765,820	$—	$(406,762)	$359,058

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$242,089	$—	$—	$242,089

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$29,857,197	$(599,001)	$(23,138,016)	$6,120,180
Swap contracts	505,485	(550,440)	(30,186,843)	(30,231,798)

	$30,362,682	$(1,149,441)	$(53,324,859)	$(24,111,618)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(18,245,206)	$(3,369,138)	$5,188,017	$(16,426,327)
Swap contracts	(708,048)	(293,328)	2,176,177	1,174,801

	$(18,953,254)	$(3,662,466)	$7,364,194	$(15,251,526)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$828,978,206
Swap contracts	1,182,384

‡	Averages are based on activity levels during 2015.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

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Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$34,376,996	$10,300,735	$22,756,380

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7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$8,595,690	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated Issuers during the year ended December 31, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Premier Portfolio, Institutional Class	43,003,154	449,010,377	(448,992,401)	$43,021,130
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	195,268,089	367,894,136	(363,722,383)	199,439,842
STIT-Liquid Assets Portfolio, Institutional Class	43,003,154	444,945,421	(448,695,864)	39,252,711

MIST-19

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2015
Premier Portfolio, Institutional Class	$—	$—	$—	$41,136,921
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	—	—	146,491	199,439,842
STIT-Liquid Assets Portfolio, Institutional Class	—	—	—	41,136,920

	$—	$—	$146,491	$281,713,683

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$84,957,994	$37,239,673	$50,101,461	$25,274,139	$135,059,455	$62,513,812

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$1,833,904	$—	$(2,984,696)	$(1,479,744)	$(2,630,536)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had accumulated long term capital losses of $1,479,744.

11. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-20

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Balanced-Risk Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Balanced-Risk Allocation Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-21

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-22

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-23

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-24

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-25

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2015, and underperformed the median of its Performance Universe for the three-year and since-inception (beginning April 23, 2012) periods ended June 30, 2015. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three-, and since-inception periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark for the one-year, three-year, and since-inception periods ended October 31, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-26

Met Investors Series Trust

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Invesco Comstock Portfolio returned -5.73% and -5.97%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -3.83%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy continued a modest, but steady growth pace, during the year ended December 31, 2015; however, the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with U.S.-based offshore or shale-based resources—companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the U.S. consumer was the more subtle story, which drove the U.S. economy forward during the fiscal year. As the year began, economic growth appeared to be stronger in the U.S. than in the rest of the world. U.S. equity markets were recovering from the crash of oil prices initiated by the Organization of Petroleum Exporting Countries’ (OPEC) decision to maintain high production despite low prices and slowing global growth. The view that the U.S. Federal Reserve (the “Fed”) would begin raising rates while other central banks were loosening fiscal policy led the U.S. dollar to strengthen against many currencies. This hurt commodity- and materials-based economies, and subsequently, companies in sectors exposed to these economies. Additionally, U.S.-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove U.S. equity markets higher, particularly through the spring, and helped overcome fears that Greece and the Eurozone would fail to reach an agreement on a financial bailout plan.

In the summer of 2015, U.S. equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility through year end. Ultimately, the Fed raised interest rates in December for the first time since 2006 and the market ended flat for the year.

For the reporting period, most U.S. broad equity market indexes delivered flat to barely positive returns. Sectors within the Russell 1000 Value Index were mixed for the reporting period, with most sectors posting negative returns. Only Industrials, Telecommunication Services, and Health Care posted positive returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On the negative side, weak stock selection and an underweight to Health Care stocks was a large detractor to relative performance. The Portfolio’s underweight within the health care equipment & services industry hurt relative performance, as did not owning select names within pharmaceuticals, like Eli Lilly, which returned over 20% for the period.

Stock selection and an overweight within the Energy sector hurt performance, driven mainly on declining oil prices. Notably, Royal Dutch Shell plc (U.K.) and Murphy Oil were two of the largest relative detractors. Despite having a strong balance sheet and maintaining an attractive dividend, Royal Dutch Shell, a non-benchmark and a Portfolio top holding, underperformed the sector and benchmark for the period.

Weak stock selection and overweight exposure within Consumer Discretionary detracted from relative performance. Media holding, Viacom, was the largest relative detractor.

Stock selection and an underweight to Financials also acted as a large detractor to performance. Within diversified financials, Morgan Stanley and State Street underperformed the sector and benchmark, posting double digit negative returns. Morgan Stanley reported profits and revenues that beat estimates, but financial stocks in general declined in the latter part of the period due to concerns about a prolonged low interest rate environment. Not owning Real Estate Investment Trusts (“REITs”) contributed to relative underperformance.

On the positive side, stock selection within Consumer Staples contributed to relative performance. ConAgra Foods was a notable contributor within the food, beverage & tobacco industry, posting a double digit return after activist investor Jana Partners announced a stake in the company and sought seats on the board of directors, and after the company reported earnings that exceeded analysts’ estimates. Avoiding Proctor & Gamble, a large benchmark weight, contributed to relative performance.

Strong stock selection within Industrials boosted relative performance. Additionally, having no exposure to holdings such as United Technologies and CSX helped results, as those stocks underperformed the sector and benchmark.

A material underweight in Utilities contributed to relative performance, as Utilities’ stocks posted negative returns for the period.

Currency forward contracts were used during the year for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the year. The contribution from hedging was mainly due to the strength of the U.S. dollar versus the foreign currencies of the Portfolio’s non-U.S. holdings.

MIST-1

Met Investors Series Trust

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At year end, although the Portfolio was underweight Financials and overweight in Energy compared to the benchmark, we maintained a favorable view of large diversified financials companies and had been taking advantage of weakness in the Energy sector to add to the Portfolio’s Energy position. At year end, the Portfolio’s exposure to each sector had a higher beta than the benchmark.

Kevin Holt

Devin Armstrong

Charles DyReyes

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	-5.73	10.47	5.78
Class B	-5.97	10.18	5.52
Russell 1000 Value Index	-3.83	11.27	6.16

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Citigroup, Inc.	5.0
JPMorgan Chase & Co.	3.9
Bank of America Corp.	3.0
Carnival Corp.	2.9
Cisco Systems, Inc.	2.3
General Electric Co.	2.3
Wells Fargo & Co.	2.1
Suncor Energy, Inc.	2.1
General Motors Co.	2.0
PNC Financial Services Group, Inc. (The)	2.0

Top Sectors

% of Net Assets
Financials	27.5
Consumer Discretionary	15.0
Energy	12.9
Information Technology	12.7
Health Care	11.3
Industrials	6.9
Consumer Staples	4.7
Materials	1.7
Utilities	1.1
Telecommunication Services	0.8

MIST-3

Met Investors Series Trust

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.57%	$1,000.00	$935.10	$2.78
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B(a)	Actual	0.82%	$1,000.00	$934.10	$4.00
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—94.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Textron, Inc.	674,172	$28,321,966

Auto Components—1.6%
Johnson Controls, Inc.	1,010,544	39,906,383

Automobiles—2.0%
General Motors Co.	1,425,619	48,485,302

Banks—18.6%
Bank of America Corp.	4,275,108	71,950,068
Citigroup, Inc.	2,324,854	120,311,195
Citizens Financial Group, Inc.	730,053	19,120,088
Fifth Third Bancorp	1,757,962	35,335,036
JPMorgan Chase & Co.	1,414,222	93,381,079
PNC Financial Services Group, Inc. (The)	508,343	48,450,171
U.S. Bancorp	240,824	10,275,960
Wells Fargo & Co.	932,356	50,682,872

		449,506,469

Beverages—1.6%
Coca-Cola Co. (The)	914,914	39,304,705

Biotechnology—0.9%
AbbVie, Inc.	351,321	20,812,256

Capital Markets—5.5%
Bank of New York Mellon Corp. (The)	659,688	27,192,339
Goldman Sachs Group, Inc. (The)	149,513	26,946,728
Morgan Stanley	1,244,922	39,600,969
State Street Corp.	586,615	38,927,772

		132,667,808

Communications Equipment—2.3%
Cisco Systems, Inc.	2,093,625	56,852,387

Consumer Finance—1.0%
Ally Financial, Inc. (a)	1,276,890	23,801,230

Containers & Packaging—0.9%
International Paper Co.	574,200	21,647,340

Diversified Telecommunication Services—0.8%
Frontier Communications Corp. (b)	3,906,511	18,243,406

Electric Utilities—0.5%
FirstEnergy Corp.	379,667	12,046,834

Electrical Equipment—1.4%
Emerson Electric Co.	717,589	34,322,282

Electronic Equipment, Instruments & Components—0.6%
Corning, Inc.	821,466	15,016,399

Energy Equipment & Services—2.8%
Halliburton Co.	591,933	20,149,399
Noble Corp. plc (b)	1,046,382	11,039,330

Energy Equipment & Services—(Continued)
Weatherford International plc (a) (b)	4,343,825	36,444,692

		67,633,421

Food & Staples Retailing—1.4%
CVS Health Corp.	114,179	11,163,281
Wal-Mart Stores, Inc.	360,043	22,070,636

		33,233,917

Food Products—1.2%
ConAgra Foods, Inc.	433,661	18,283,148
Mondelez International, Inc. - Class A	242,460	10,871,906

		29,155,054

Health Care Equipment & Supplies—0.8%
Medtronic plc	245,896	18,914,320

Health Care Providers & Services—1.9%
Anthem, Inc.	163,342	22,776,408
Express Scripts Holding Co. (a)	258,951	22,634,907

		45,411,315

Hotels, Restaurants & Leisure—2.9%
Carnival Corp.	1,310,031	71,370,489

Industrial Conglomerates—2.3%
General Electric Co.	1,801,417	56,114,140

Insurance—2.5%
Aflac, Inc.	482,101	28,877,850
Allstate Corp. (The)	497,039	30,861,151

		59,739,001

Internet Software & Services—1.8%
eBay, Inc. (a)	1,146,291	31,500,077
Yahoo!, Inc. (a)	395,055	13,139,529

		44,639,606

IT Services—0.9%
PayPal Holdings, Inc. (a)	634,574	22,971,579

Leisure Products—0.4%
Mattel, Inc. (b)	318,041	8,641,174

Machinery—2.0%
Caterpillar, Inc. (b)	490,381	33,326,293
Ingersoll-Rand plc	250,769	13,865,018

		47,191,311

Media—5.8%
CBS Corp. - Class B	220,866	10,409,415
Comcast Corp. - Class A	693,372	39,126,982
Time Warner Cable, Inc.	131,035	24,318,786
Time Warner, Inc.	153,423	9,921,865
Twenty-First Century Fox, Inc. - Class B	1,019,273	27,754,804

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Viacom, Inc. - Class B	671,327	$27,631,819

		139,163,671

Metals & Mining—0.8%
Alcoa, Inc. (b)	1,984,066	19,582,731

Multi-Utilities—0.6%
PG&E Corp.	291,302	15,494,353

Multiline Retail—2.3%
Kohl’s Corp. (b)	620,779	29,567,704
Target Corp.	371,931	27,005,910

		56,573,614

Oil, Gas & Consumable Fuels—10.1%
BP plc (ADR)	1,221,545	38,185,497
Chevron Corp.	398,957	35,890,172
Devon Energy Corp.	604,858	19,355,456
Hess Corp. (b)	427,516	20,725,976
Murphy Oil Corp. (b)	128,710	2,889,539
Occidental Petroleum Corp.	317,594	21,472,530
QEP Resources, Inc.	1,118,934	14,993,716
Royal Dutch Shell plc - Class A (ADR)	909,942	41,666,244
Suncor Energy, Inc.	1,947,921	50,256,362

		245,435,492

Personal Products—0.5%
Unilever NV (b)	261,791	11,340,786

Pharmaceuticals—7.8%
GlaxoSmithKline plc (ADR) (b)	236,712	9,551,329
Merck & Co., Inc.	911,838	48,163,283
Novartis AG	379,655	32,451,616
Pfizer, Inc.	1,346,896	43,477,803
Roche Holding AG (ADR)	673,589	23,218,613
Sanofi (ADR)	743,667	31,717,398

		188,580,042

Semiconductors & Semiconductor Equipment—1.0%
Intel Corp.	692,363	23,851,905

Software—3.8%
Citrix Systems, Inc. (a)	236,661	17,903,404
Microsoft Corp.	725,889	40,272,322
Symantec Corp.	1,658,828	34,835,388

		93,011,114

Technology Hardware, Storage & Peripherals—2.1%
Hewlett Packard Enterprise Co.	307,904	4,680,141
HP, Inc.	1,009,543	11,952,989
NetApp, Inc.	1,285,374	34,100,972

		50,734,102

Total Common Stocks (Cost $2,087,020,683)		2,289,717,904

Short-Term Investments—8.7%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—3.7%
State Street Navigator Securities Lending MET Portfolio (c)	88,088,459	$88,088,459

Repurchase Agreement—5.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $121,611,001 on 01/04/16, collateralized by $123,945,000 U.S. Government Agency Obligations with rates ranging from 1.670% - 1.680%, maturity dates ranging from 02/10/20 - 02/25/20, with a value of $124,043,775.	121,610,595	121,610,595

Total Short-Term Investments (Cost $209,699,054)		209,699,054

Total Investments—103.3% (Cost $2,296,719,737) (d)		2,499,416,958
Other assets and liabilities (net)—(3.3)%		(80,017,440)

Net Assets—100.0%		$2,419,399,518

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $116,141,330 and the collateral received consisted of cash in the amount of $88,088,459 and non-cash collateral with a value of $31,977,759. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,300,302,269. The aggregate unrealized appreciation and depreciation of investments were $399,994,696 and $(200,880,007), respectively, resulting in net unrealized appreciation of $199,114,689 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
CAD	14,641,162	Canadian Imperial Bank of Commerce	01/22/16	$10,657,419	$75,894
CAD	14,536,603	Deutsche Bank AG	01/22/16	10,580,616	74,659
CAD	14,536,604	Goldman Sachs International	01/22/16	10,581,310	75,352
CAD	14,536,604	Royal Bank of Canada	01/22/16	10,583,660	77,702
CHF	11,124,112	Canadian Imperial Bank of Commerce	01/22/16	11,308,439	194,117
CHF	11,123,450	Deutsche Bank AG	01/22/16	11,304,664	191,003
CHF	11,124,113	Goldman Sachs International	01/22/16	11,314,767	200,444
CHF	11,124,113	Royal Bank of Canada	01/22/16	11,313,674	199,350
EUR	12,755,224	Barclays Bank plc	01/22/16	14,043,387	175,752
EUR	12,755,224	Canadian Imperial Bank of Commerce	01/22/16	14,038,399	170,764
EUR	12,755,224	Deutsche Bank AG	01/22/16	14,041,843	174,208
EUR	12,756,838	Goldman Sachs International	01/22/16	14,042,957	173,567
EUR	12,755,225	Royal Bank of Canada	01/22/16	14,034,204	166,568
GBP	6,587,991	Canadian Imperial Bank of Commerce	01/22/16	9,968,948	256,459
GBP	6,590,140	Deutsche Bank AG	01/22/16	9,975,983	260,326
GBP	6,587,991	Goldman Sachs International	01/22/16	9,970,727	258,238
GBP	6,587,990	Royal Bank of Canada	01/22/16	9,968,255	255,768

Net Unrealized Appreciation					$2,980,171

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$28,321,966	$—	$—	$28,321,966
Auto Components	39,906,383	—	—	39,906,383
Automobiles	48,485,302	—	—	48,485,302
Banks	449,506,469	—	—	449,506,469
Beverages	39,304,705	—	—	39,304,705
Biotechnology	20,812,256	—	—	20,812,256
Capital Markets	132,667,808	—	—	132,667,808
Communications Equipment	56,852,387	—	—	56,852,387
Consumer Finance	23,801,230	—	—	23,801,230
Containers & Packaging	21,647,340	—	—	21,647,340
Diversified Telecommunication Services	18,243,406	—	—	18,243,406
Electric Utilities	12,046,834	—	—	12,046,834
Electrical Equipment	34,322,282	—	—	34,322,282
Electronic Equipment, Instruments & Components	15,016,399	—	—	15,016,399
Energy Equipment & Services	67,633,421	—	—	67,633,421
Food & Staples Retailing	33,233,917	—	—	33,233,917
Food Products	29,155,054	—	—	29,155,054
Health Care Equipment & Supplies	18,914,320	—	—	18,914,320
Health Care Providers & Services	45,411,315	—	—	45,411,315
Hotels, Restaurants & Leisure	71,370,489	—	—	71,370,489
Industrial Conglomerates	56,114,140	—	—	56,114,140
Insurance	59,739,001	—	—	59,739,001
Internet Software & Services	44,639,606	—	—	44,639,606
IT Services	22,971,579	—	—	22,971,579
Leisure Products	8,641,174	—	—	8,641,174
Machinery	47,191,311	—	—	47,191,311
Media	139,163,671	—	—	139,163,671
Metals & Mining	19,582,731	—	—	19,582,731
Multi-Utilities	15,494,353	—	—	15,494,353
Multiline Retail	56,573,614	—	—	56,573,614
Oil, Gas & Consumable Fuels	245,435,492	—	—	245,435,492
Personal Products	11,340,786	—	—	11,340,786
Pharmaceuticals	156,128,426	32,451,616	—	188,580,042
Semiconductors & Semiconductor Equipment	23,851,905	—	—	23,851,905
Software	93,011,114	—	—	93,011,114
Technology Hardware, Storage & Peripherals	50,734,102	—	—	50,734,102
Total Common Stocks	2,257,266,288	32,451,616	—	2,289,717,904
Short-Term Investments
Mutual Fund	88,088,459	—	—	88,088,459
Repurchase Agreement	—	121,610,595	—	121,610,595
Total Short-Term Investments	88,088,459	121,610,595	—	209,699,054
Total Investments	$2,345,354,747	$154,062,211	$—	$2,499,416,958

Collateral for Securities Loaned (Liability)	$—	$(88,088,459)	$—	$(88,088,459)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,980,171	$—	$2,980,171

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$2,499,416,958
Cash	72,723
Cash denominated in foreign currencies (c)	617
Unrealized appreciation on forward foreign currency exchange contracts	2,980,171
Receivable for:
Investments sold	3,111,642
Fund shares sold	22,468
Dividends and interest	5,164,964
Prepaid expenses	7,194

Total Assets	2,510,776,737
Liabilities
Collateral for securities loaned	88,088,459
Payables for:
Investments purchased	1,220,312
Fund shares redeemed	398,402
Accrued Expenses:
Management fees	1,134,405
Distribution and service fees	221,207
Deferred trustees’ fees	81,937
Other expenses	232,497

Total Liabilities	91,377,219

Net Assets	$2,419,399,518

Net Assets Consist of:
Paid in surplus	$1,972,884,415
Undistributed net investment income	60,897,066
Accumulated net realized gain	179,994,783
Unrealized appreciation on investments and foreign currency transactions	205,623,254

Net Assets	$2,419,399,518

Net Assets
Class A	$1,390,608,732
Class B	1,028,790,786
Capital Shares Outstanding*
Class A	99,515,493
Class B	73,996,954
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.97
Class B	13.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,296,719,737.
(b)	Includes securities loaned at value of $116,141,330.
(c)	Identified cost of cash denominated in foreign currencies was $620.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$60,671,557
Interest	1,109
Securities lending income	590,121

Total investment income	61,262,787
Expenses
Management fees	14,875,394
Administration fees	63,136
Custodian and accounting fees	223,475
Distribution and service fees—Class B	2,847,102
Audit and tax services	40,454
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	135,311
Insurance	17,649
Miscellaneous	25,257

Total expenses	18,289,411
Less management fee waiver	(571,466)
Less broker commission recapture	(24,414)

Net expenses	17,693,531

Net Investment Income	43,569,256

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	184,155,502
Foreign currency transactions	22,377,863

Net realized gain	206,533,365

Net change in unrealized depreciation on:
Investments	(397,162,061)
Foreign currency transactions	(1,898,255)

Net change in unrealized depreciation	(399,060,316)

Net realized and unrealized loss	(192,526,951)

Net Decrease in Net Assets From Operations	$(148,957,695)

(a)	Net of foreign withholding taxes of $1,348,997.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$43,569,256	$50,796,331
Net realized gain	206,533,365	367,986,897
Net change in unrealized depreciation	(399,060,316)	(159,023,139)

Increase (decrease) in net assets from operations	(148,957,695)	259,760,089

From Distributions to Shareholders
Net investment income
Class A	(45,937,469)	(21,749,261)
Class B	(32,749,943)	(7,092,034)
Net realized capital gains
Class A	(49,375,617)	0
Class B	(38,048,811)	0

Total distributions	(166,111,840)	(28,841,295)

Decrease in net assets from capital share transactions	(66,175,990)	(90,670,600)

Total increase (decrease) in net assets	(381,245,525)	140,248,194

Net Assets
Beginning of period	2,800,645,043	2,660,396,849

End of period	$2,419,399,518	$2,800,645,043

Undistributed net investment income
End of period	$60,897,066	$73,661,773

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	273,621	$3,957,553	1,649,454	$24,172,475
Fund subscription in kind	0	0	559,403	8,195,260 (a)
Reinvestments	6,258,246	95,313,086	1,510,366	21,749,261
Redemptions	(7,548,191)	(118,170,549)	(33,330,015)	(500,326,589)

Net decrease	(1,016,324)	$(18,899,910)	(29,610,792)	$(446,209,593)

Class B
Sales	2,254,609	$33,539,557	4,513,337	$66,951,747
Fund subscription in kind	0	0	31,042,508	453,531,039 (a)
Reinvestments	4,667,024	70,798,754	493,875	7,092,034
Redemptions	(10,090,181)	(151,614,391)	(11,430,848)	(172,035,827)

Net increase (decrease)	(3,168,548)	$(47,276,080)	24,618,872	$355,538,993

Decrease derived from capital shares transactions		$(66,175,990)		$(90,670,600)

(a)	Includes cash and securities amounting to $139,245 and $8,056,015 for Class A, respectively and $7,705,906 and $445,825,133 for Class B, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.79	$14.58	$10.90	$9.32	$9.55

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.30	0.20	0.19	0.17
Net realized and unrealized gain (loss) on investments	(1.08)	1.08	3.65	1.55	(0.27)

Total from investment operations	(0.82)	1.38	3.85	1.74	(0.10)

Less Distributions
Distributions from net investment income	(0.48)	(0.17)	(0.17)	(0.16)	(0.13)
Distributions from net realized capital gains	(0.52)	0.00	0.00	0.00	0.00

Total distributions	(1.00)	(0.17)	(0.17)	(0.16)	(0.13)

Net Asset Value, End of Period	$13.97	$15.79	$14.58	$10.90	$9.32

Total Return (%) (b)	(5.73)	9.60	35.64	18.76	(1.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.59	0.60	0.61
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.57	0.58	0.61
Ratio of net investment income to average net assets (%)	1.76	1.97	1.59	1.90	1.81
Portfolio turnover rate (%)	15	23 (d)	14	17	25
Net assets, end of period (in millions)	$1,390.6	$1,587.6	$1,897.6	$1,524.2	$1,406.5

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.72	$14.52	$10.85	$9.28	$9.52

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.24	0.17	0.17	0.14
Net realized and unrealized gain (loss) on investments	(1.08)	1.10	3.64	1.53	(0.27)

Total from investment operations	(0.85)	1.34	3.81	1.70	(0.13)

Less Distributions
Distributions from net investment income	(0.45)	(0.14)	(0.14)	(0.13)	(0.11)
Distributions from net realized capital gains	(0.52)	0.00	0.00	0.00	0.00

Total distributions	(0.97)	(0.14)	(0.14)	(0.13)	(0.11)

Net Asset Value, End of Period	$13.90	$15.72	$14.52	$10.85	$9.28

Total Return (%) (b)	(5.97)	9.31	35.39	18.43	(1.48)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.84	0.85	0.86
Net ratio of expenses to average net assets (%) (c)	0.81	0.81	0.82	0.83	0.86
Ratio of net investment income to average net assets (%)	1.51	1.60	1.33	1.65	1.50
Portfolio turnover rate (%)	15	23 (d)	14	17	25
Net assets, end of period (in millions)	$1,028.8	$1,213.1	$762.8	$607.1	$555.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to commission recapture and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

MIST-13

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $121,610,595, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

MIST-14

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$2,980,171

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$175,752	$—	$—	$175,752
Canadian Imperial Bank of Commerce	697,234	—	—	697,234
Deutsche Bank AG	700,196	—	—	700,196
Goldman Sachs International	707,601	—	—	707,601
Royal Bank of Canada	699,388	—	—	699,388

	$2,980,171	$—	$—	$2,980,171

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$22,451,486

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(1,883,522)

MIST-15

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$252,574,469

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-16

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$378,195,391	$0	$582,588,387

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$14,875,394	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee.

MIST-17

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2015 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$4,455

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$78,687,412	$28,841,295	$87,424,428	$—	$166,111,840	$28,841,295

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$70,194,710	$177,341,779	$199,060,551	$—	$446,597,040

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Comstock Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Comstock Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Comstock Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-22

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-23

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2015, and outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-24

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Invesco Mid Cap Value Portfolio returned -8.76%, -8.98%, and -8.88%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -4.78%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy continued a modest, but steady growth pace, during the year ended December 31, 2015. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with U.S.-based offshore or shale-based resources—companies whose cost to recover oil is higher than many traditional producers. On the other hand, the improved position of the U.S. consumer was a less obvious, but important driver of the U.S. economy during the year. As the year began, economic growth appeared to be stronger in the U.S. than in the rest of the world. U.S. equity markets were recovering from the crash of oil prices initiated by the Organization of Petroleum Exporting Countries’ (OPEC) decision to maintain high production despite low prices and slowing global growth. The view that the U.S. Federal Reserve (the “Fed”) would begin raising rates while other central banks were loosening fiscal policy led the U.S. dollar to strengthen against many currencies. This hurt commodity- and materials-based economies, and consequently, companies in sectors exposed to these economies. Additionally, U.S.-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove U.S. equity markets higher, particularly through the spring, and helped overcome fears that Greece and the Eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, U.S. equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, U.S. markets rallied and the Fed saw enough economic stabilization to finally raise interest rates, and most broad major U.S. market indexes ended the year barely in positive territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Value Index for the 12 month period ending December 31, 2015. Only three sectors posted positive returns for the period: Consumer Staples, Telecommunications Services, and Industrials.

Stock selection in the Consumer Discretionary sector was the largest detractor from the Portfolio’s relative and absolute return. Performance in the sector was driven primarily by Fossil, which reported weakening sales and earnings due to declining demand for watches and leather goods. Auto parts suppliers Dana Holding and Johnson Controls also were detractors as the companies’ exposure to weakness in emerging markets hindered results.

Weak performance, driven by stock selection in the Health Care sector detracted from relative returns. Over the course of the year, Health Care was the Index’s best performing sector, and much of the Portfolio’s relative underperformance was in not owning stocks that had strong returns within the Index. A key detractor from the Portfolio’s relative and absolute return was assisted living operator Brookdale Senior Living. The firm’s earnings results were below expectations, and company management lowered earnings estimates for the remainder its fiscal year, as occupancy was lower than anticipated.

In the Information Technology sector, stock selection detracted from relative returns. Teradata was the largest underperformer as the company reported disappointing earnings due to shrinking margins and foreign currency headwinds. Stock selection and an underweight in Financials negatively impacted the Portfolio’s relative performance. The Portfolio’s significant underexposure to Real Estate Investment Trusts (‘REITs”), and to some of the stronger performing names detracted from relative results. Exposure to insurance and banks also drove the Portfolio’s relative underperformance. Banks in particular were hurt by ongoing uncertainty regarding the Fed’s intent to raise interest rates during the year.

Stock selection in the Industrials sector was the largest contributor to the Portfolio’s relative performance for the year. Owens Corning and Masco were strong contributors to performance as both companies continued to benefit from improvement in residential construction. Stock selection and an underweight to one of the worst performing sectors in the Index—Materials, benefited the Portfolio’s relative return, as did a lack of exposure to the weaker benchmark names. An underweight in the Energy sector positively impacted relative performance. Given the dislocation within the sector, particularly the oil & gas industry, the Portfolio’s relative performance was attributable not only to companies owned, but to companies avoided that sustained double digit losses in the Index. On an absolute return basis, Energy was the Portfolio’s largest detractor and a number of the Portfolio’s largest individual detractors included Williams Companies, Amec Foster Wheeler, and Devon Energy.

Currency forward contracts were used during the year, for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Due to the continued strength of the U.S. dollar, the use of these contracts had a slight positive impact on the Portfolio’s performance relative to the benchmark.

MIST-1

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

During the year, we increased the Portfolio’s exposure to the Materials and Energy sectors and decreased exposure to Health Care and Industrials. At the end of the period, the Portfolio’s largest sector overweights relative to the Russell Midcap Value Index were in Industrials, Health Care, and Consumer Discretionary, while the largest underweights were in Utilities, Financials (specifically REITs), and Energy.

Thomas Copper

John Mazanec

Sergio Marcheli

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
Invesco Mid Cap Value Portfolio
Class A	-8.76	7.79	4.92	—
Class B	-8.98	7.51	4.66	—
Class E	-8.88	—	—	9.24
Russell Midcap Value Index	-4.78	11.25	7.61	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Forest City Enterprises, Inc. - Class A	3.4
Willis Group Holdings plc	3.1
ConAgra Foods, Inc.	3.1
Johnson Controls, Inc.	3.0
FNF Group	2.9
Textron, Inc.	2.8
Level 3 Communications, Inc.	2.8
Universal Health Services, Inc. - Class B	2.7
HealthSouth Corp.	2.7
BB&T Corp.	2.7

Top Sectors

% of Net Assets
Financials	28.1
Industrials	16.7
Information Technology	11.7
Consumer Discretionary	10.8
Health Care	8.8
Materials	6.8
Energy	6.1
Consumer Staples	3.1
Telecommunication Services	2.8
Utilities	2.7

MIST-3

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.65%	$1,000.00	$865.80	$3.06
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B(a)	Actual	0.90%	$1,000.00	$864.60	$4.23
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class E(a)	Actual	0.80%	$1,000.00	$865.20	$3.76
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.2%
BWX Technologies, Inc.	507,038	$16,108,597
Textron, Inc.	757,222	31,810,896

		47,919,493

Auto Components—4.8%
Dana Holding Corp. (a)	1,441,582	19,893,831
Johnson Controls, Inc.	877,283	34,643,906

		54,537,737

Banks—9.3%
BB&T Corp.	810,609	30,649,126
Comerica, Inc.	673,685	28,180,244
Wintrust Financial Corp. (a)	597,043	28,968,526
Zions Bancorporation (a)	670,728	18,310,875

		106,108,771

Building Products—4.6%
Masco Corp.	793,933	22,468,304
Owens Corning	638,159	30,012,618

		52,480,922

Capital Markets—6.2%
American Capital, Ltd. (a) (b)	1,833,307	25,281,304
Northern Trust Corp.	278,415	20,070,937
Stifel Financial Corp. (b)	611,679	25,910,722

		71,262,963

Chemicals—4.8%
Eastman Chemical Co.	443,652	29,950,947
WR Grace & Co. (b)	254,516	25,347,248

		55,298,195

Commercial Services & Supplies—1.9%
Clean Harbors, Inc. (a) (b)	529,330	22,046,595

Communications Equipment—2.3%
Ciena Corp. (a) (b)	1,278,374	26,449,558

Construction & Engineering—1.8%
Fluor Corp.	438,863	20,723,111

Construction Materials—1.9%
Eagle Materials, Inc.	367,238	22,192,192

Diversified Consumer Services—2.1%
DeVry Education Group, Inc. (a)	953,507	24,133,262

Diversified Telecommunication Services—2.8%
Level 3 Communications, Inc. (b)	579,865	31,521,461

Electric Utilities—1.9%
Edison International	367,347	21,750,616

Electrical Equipment—1.2%
Babcock & Wilcox Enterprises, Inc. (b)	672,241	$14,029,670

Electronic Equipment, Instruments & Components—2.1%
Keysight Technologies, Inc. (b)	836,344	23,693,626

Energy Equipment & Services—3.0%
Amec Foster Wheeler plc	1,471,764	9,293,412
Amec Foster Wheeler plc (ADR) (a)	507,634	3,269,163
Baker Hughes, Inc.	479,397	22,124,172

		34,686,747

Food Products—3.1%
ConAgra Foods, Inc.	846,101	35,671,618

Health Care Providers & Services—6.3%
Brookdale Senior Living, Inc. (b)	536,321	9,900,486
HealthSouth Corp. (a)	887,600	30,897,356
Universal Health Services, Inc. - Class B	259,612	31,021,038

		71,818,880

Insurance—9.2%
Arthur J. Gallagher & Co.	518,597	21,231,361
FNF Group	940,492	32,606,858
Marsh & McLennan Cos., Inc.	279,757	15,512,526
Willis Group Holdings plc	735,157	35,706,575

		105,057,320

IT Services—1.9%
Teradata Corp. (a) (b)	840,227	22,198,797

Life Sciences Tools & Services—2.6%
PerkinElmer, Inc.	545,915	29,244,667

Machinery—2.2%
Ingersoll-Rand plc	451,994	24,990,748

Media—2.3%
TEGNA, Inc.	1,006,954	25,697,466

Multi-Utilities—0.8%
CenterPoint Energy, Inc.	520,148	9,549,917

Oil, Gas & Consumable Fuels—3.0%
Devon Energy Corp.	626,278	20,040,896
Williams Cos., Inc. (The)	570,080	14,651,056

		34,691,952

Real Estate Management & Development—3.4%
Forest City Enterprises, Inc. - Class A (a) (b)	1,770,788	38,833,381

Road & Rail—0.8%
Swift Transportation Co. (a) (b)	679,865	9,395,734

Software—2.2%
Citrix Systems, Inc. (b)	324,726	24,565,522

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—1.7%
Ascena Retail Group, Inc. (a) (b)	1,906,840	$18,782,374

Technology Hardware, Storage & Peripherals—3.2%
Diebold, Inc. (a)	604,300	18,183,387
NetApp, Inc. (a)	697,221	18,497,273

		36,680,660

Total Common Stocks (Cost $1,143,835,916)		1,116,013,955

Short-Term Investments—11.2%

Mutual Fund—8.9%
State Street Navigator Securities Lending MET Portfolio (c)	101,219,406	101,219,406

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $26,864,806 on 01/04/16, collateralized by $27,300,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $27,402,375.	26,864,716	26,864,716

Total Short-Term Investments (Cost $128,084,122)		128,084,122

Total Investments—108.8% (Cost $1,271,920,038) (d)		1,244,098,077
Other assets and liabilities (net)—(8.8)%		(100,317,415)

Net Assets—100.0%		$1,143,780,662

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $109,708,219 and the collateral received consisted of cash in the amount of $101,219,406 and non-cash collateral with a value of $12,501,220. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,272,538,377. The aggregate unrealized appreciation and depreciation of investments were $104,118,610 and $(132,558,910), respectively, resulting in net unrealized depreciation of $(28,440,300) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
GBP	2,967,752	Bank of New York Mellon Corp.	01/15/16	$4,453,883	$78,697
GBP	2,967,752	State Street Bank and Trust	01/15/16	4,455,367	80,181

Net Unrealized Appreciation					$158,878

(GBP)—	British Pound

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$47,919,493	$—	$—	$47,919,493
Auto Components	54,537,737	—	—	54,537,737
Banks	106,108,771	—	—	106,108,771
Building Products	52,480,922	—	—	52,480,922
Capital Markets	71,262,963	—	—	71,262,963
Chemicals	55,298,195	—	—	55,298,195
Commercial Services & Supplies	22,046,595	—	—	22,046,595
Communications Equipment	26,449,558	—	—	26,449,558
Construction & Engineering	20,723,111	—	—	20,723,111
Construction Materials	22,192,192	—	—	22,192,192
Diversified Consumer Services	24,133,262	—	—	24,133,262
Diversified Telecommunication Services	31,521,461	—	—	31,521,461
Electric Utilities	21,750,616	—	—	21,750,616
Electrical Equipment	14,029,670	—	—	14,029,670
Electronic Equipment, Instruments & Components	23,693,626	—	—	23,693,626
Energy Equipment & Services	25,393,335	9,293,412	—	34,686,747
Food Products	35,671,618	—	—	35,671,618
Health Care Providers & Services	71,818,880	—	—	71,818,880
Insurance	105,057,320	—	—	105,057,320
IT Services	22,198,797	—	—	22,198,797
Life Sciences Tools & Services	29,244,667	—	—	29,244,667
Machinery	24,990,748	—	—	24,990,748
Media	25,697,466	—	—	25,697,466
Multi-Utilities	9,549,917	—	—	9,549,917
Oil, Gas & Consumable Fuels	34,691,952	—	—	34,691,952
Real Estate Management & Development	38,833,381	—	—	38,833,381
Road & Rail	9,395,734	—	—	9,395,734
Software	24,565,522	—	—	24,565,522
Specialty Retail	18,782,374	—	—	18,782,374
Technology Hardware, Storage & Peripherals	36,680,660	—	—	36,680,660
Total Common Stocks	1,106,720,543	9,293,412	—	1,116,013,955

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$101,219,406	$—	$—	$101,219,406
Repurchase Agreement	—	26,864,716	—	26,864,716
Total Short-Term Investments	101,219,406	26,864,716	—	128,084,122
Total Investments	$1,207,939,949	$36,158,128	$—	$1,244,098,077

Collateral for Securities Loaned (Liability)	$—	$(101,219,406)	$—	$(101,219,406)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$158,878	$—	$158,878

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,244,098,077
Cash	129,522
Unrealized appreciation on forward foreign currency exchange contracts	158,878
Receivable for:
Fund shares sold	704,243
Dividends and interest	1,814,923
Prepaid expenses	3,518

Total Assets	1,246,909,161
Liabilities
Collateral for securities loaned	101,219,406
Payables for:
Investments purchased	502,533
Fund shares redeemed	323,454
Accrued Expenses:
Management fees	612,507
Distribution and service fees	164,818
Deferred trustees’ fees	99,333
Other expenses	206,448

Total Liabilities	103,128,499

Net Assets	$1,143,780,662

Net Assets Consist of:
Paid in surplus	$1,113,408,792
Undistributed net investment income	7,160,952
Accumulated net realized gain	50,882,321
Unrealized depreciation on investments and foreign currency transactions	(27,671,403)

Net Assets	$1,143,780,662

Net Assets
Class A	$361,860,956
Class B	751,416,827
Class E	30,502,879
Capital Shares Outstanding*
Class A	20,549,913
Class B	43,435,624
Class E	1,747,089
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.61
Class B	17.30
Class E	17.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,271,920,038.
(b)	Includes securities loaned at value of $109,708,219.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$17,333,572
Interest	345
Securities lending income	214,375

Total investment income	17,548,292
Expenses
Management fees	8,248,382
Administration fees	31,048
Custodian and accounting fees	98,094
Distribution and service fees—Class B	2,089,610
Distribution and service fees—Class E	53,654
Audit and tax services	40,454
Legal	27,318
Trustees’ fees and expenses	35,173
Shareholder reporting	146,407
Insurance	8,408
Miscellaneous	18,349

Total expenses	10,796,897
Less management fee waiver	(225,000)
Less broker commission recapture	(44,290)

Net expenses	10,527,607

Net Investment Income	7,020,685

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	50,905,078
Foreign currency transactions	568,176

Net realized gain	51,473,254

Net change in unrealized depreciation on:
Investments	(168,238,847)
Foreign currency transactions	(6,205)

Net change in unrealized depreciation	(168,245,052)

Net realized and unrealized loss	(116,771,798)

Net Decrease in Net Assets From Operations	$(109,751,113)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,020,685	$5,908,715
Net realized gain	51,473,254	62,867,217
Net change in unrealized appreciation (depreciation)	(168,245,052)	55,528,952

Increase (decrease) in net assets from operations	(109,751,113)	124,304,884

From Distributions to Shareholders
Net investment income
Class A	(2,901,094)	(2,478,244)
Class B	(3,835,790)	(3,703,019)
Class E	(197,094)	(221,390)
Net realized capital gains
Class A	(19,763,702)	(61,004,092)
Class B	(40,461,402)	(138,417,488)
Class E	(1,741,888)	(6,928,303)

Total distributions	(68,900,970)	(212,752,536)

Increase (decrease) in net assets from capital share transactions	(18,346,206)	232,762,651

Total increase (decrease) in net assets	(196,998,289)	144,314,999

Net Assets
Beginning of period	1,340,778,951	1,196,463,952

End of period	$1,143,780,662	$1,340,778,951

Undistributed net investment income
End of period	$7,160,952	$6,641,667

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,175,606	$22,980,104	4,924,347	$92,479,547
Reinvestments	1,106,680	22,664,796	3,438,913	63,482,336
Redemptions	(2,922,243)	(58,293,917)	(2,812,267)	(56,697,460)

Net increase (decrease)	(639,957)	$(12,649,017)	5,550,993	$99,264,423

Class B
Sales	3,325,025	$63,729,421	1,462,513	$29,089,618
Fund subscription in kind	0	0	5,324,859	97,604,659 (a)
Reinvestments	2,198,372	44,297,192	7,813,112	142,120,507
Redemptions	(5,612,333)	(110,987,540)	(6,763,078)	(136,061,717)

Net increase (decrease)	(88,936)	$(2,960,927)	7,837,406	$132,753,067

Class E
Sales	28,242	$555,215	26,529	$532,168
Reinvestments	95,375	1,938,982	390,054	7,149,693
Redemptions	(263,681)	(5,230,459)	(340,291)	(6,936,700)

Net increase (decrease)	(140,064)	$(2,736,262)	76,292	$745,161

Increase (decrease) derived from capital shares transactions		$(18,346,206)		$232,762,651

(a)	Includes cash and securities amounting to $5,931,767 and $91,672,892, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.36	$22.73	$17.57	$15.38	$16.04

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.13	0.16	0.23	0.10
Net realized and unrealized gain (loss) on investments	(1.77)	1.70	5.18	2.07	(0.64)

Total from investment operations	(1.63)	1.83	5.34	2.30	(0.54)

Less Distributions
Distributions from net investment income	(0.14)	(0.16)	(0.18)	(0.11)	(0.12)
Distributions from net realized capital gains	(0.98)	(4.04)	0.00	0.00	0.00

Total distributions	(1.12)	(4.20)	(0.18)	(0.11)	(0.12)

Net Asset Value, End of Period	$17.61	$20.36	$22.73	$17.57	$15.38

Total Return (%) (b)	(8.76)	9.96	30.63	15.00	(3.46)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.69	0.70	0.69	0.73
Net ratio of expenses to average net assets (%) (c)	0.66	0.67	0.69	0.69	0.73
Ratio of net investment income to average net assets (%)	0.71	0.62	0.78	1.37	0.65
Portfolio turnover rate (%)	26	42 (d)	144	66	47
Net assets, end of period (in millions)	$361.9	$431.4	$355.5	$304.7	$35.6

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.02	$22.42	$17.34	$15.18	$15.84

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.08	0.11	0.16	0.06
Net realized and unrealized gain (loss) on investments	(1.74)	1.67	5.12	2.07	(0.64)

Total from investment operations	(1.65)	1.75	5.23	2.23	(0.58)

Less Distributions
Distributions from net investment income	(0.09)	(0.11)	(0.15)	(0.07)	(0.08)
Distributions from net realized capital gains	(0.98)	(4.04)	0.00	0.00	0.00

Total distributions	(1.07)	(4.15)	(0.15)	(0.07)	(0.08)

Net Asset Value, End of Period	$17.30	$20.02	$22.42	$17.34	$15.18

Total Return (%) (b)	(8.98)	9.64	30.30	14.70	(3.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.94	0.95	0.94	0.98
Net ratio of expenses to average net assets (%) (c)	0.91	0.92	0.94	0.94	0.98
Ratio of net investment income to average net assets (%)	0.47	0.38	0.53	1.00	0.41
Portfolio turnover rate (%)	26	42 (d)	144	66	47
Net assets, end of period (in millions)	$751.4	$871.3	$800.0	$705.4	$357.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2015	2014	2013	2012(e)
Net Asset Value, Beginning of Period	$20.19	$22.58	$17.46	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investments	(1.75)	1.68	5.15	0.88

Total from investment operations	(1.64)	1.78	5.28	1.02

Less Distributions
Distributions from net investment income	(0.11)	(0.13)	(0.16)	0.00
Distributions from net realized capital gains	(0.98)	(4.04)	0.00	0.00

Total distributions	(1.09)	(4.17)	(0.16)	0.00

Net Asset Value, End of Period	$17.46	$20.19	$22.58	$17.46

Total Return (%) (b)	(8.88)	9.74	30.46	6.20	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.84	0.85	0.84	(g)
Net ratio of expenses to average net assets (%) (c)	0.81	0.82	0.84	0.84	(g)
Ratio of net investment income to average net assets (%)	0.56	0.47	0.62	1.26	(g)
Portfolio turnover rate (%)	26	42 (d)	144	66
Net assets, end of period (in millions)	$30.5	$38.1	$40.9	$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(e)	Commencement of operations was April 25, 2012.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, distribution redesignations and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

MIST-14

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $26,864,716, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

MIST-15

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$158,878

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of New York Mellon Corp.	$78,697	$—	$—	$78,697
State Street Bank and Trust	80,181	—	—	80,181

	$158,878	$—	$—	$158,878

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$671,418

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(1,557)

MIST-16

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$20,707,814

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-17

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$326,190,160	$0	$374,970,280

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$8,248,382	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

If average daily net assets are between $750 million and $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $500 million

If average daily net assets are less than $750 million or above $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.025%	Over $500 million

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

MIST-18

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2015 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$10,271

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$49,003,312	$6,402,653	$19,897,658	$206,349,883	$68,900,970	$212,752,536

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$7,419,163	$51,500,658	$(28,448,620)	$—	$30,471,201

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Mid Cap Value Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Mid Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-23

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-24

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Invesco Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2015, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2015. The Board also noted that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2015. The Board took into account that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-25

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned -1.42%, -1.71%, and -1.60%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned -1.38%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy continued a modest, but steady growth pace, during the year ended December 31, 2015; however, the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with U.S.-based offshore or shale-based resources—companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the U.S. consumer was the more subtle story which drove the U.S. economy forward during the fiscal year. As the year began, economic growth appeared to be stronger in the U.S. than in the rest of the world. U.S. equity markets were recovering from the crash of oil prices initiated by the Organization of Petroleum Exporting Countries’ (OPEC) decision to maintain high production despite low prices and slowing global growth. The view that the U.S. Federal Reserve (the “Fed”) would begin raising rates while other central banks were loosening fiscal policy led the U.S. dollar to strengthen against many currencies. This hurt commodity- and materials-based economies, and subsequently, companies in sectors exposed to these economies. Additionally, U.S.-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove U.S. equity markets higher, particularly through the spring, and helped overcome fears that Greece and the Eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, U.S. equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, U.S. markets rallied, ending the year relatively flat.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Broadly, small cap stocks underperformed large cap stocks in this market environment. The Portfolio posted a modest negative return as well, marginally underperforming the benchmark Russell 2000 Growth Index. Stock selection in the Consumer Discretionary, Information Technology (“IT”), Materials, and Consumer Staples sectors contributed positively to relative performance. However, these sectors were offset by underperformance in the Financials, Health Care, and Utilities sectors and by a modest overweight exposure to the battered Energy sector as oil prices plummeted.

In particular, stocks in the Financials’ sector were the most challenging for the Portfolio. Affiliated Managers Group was a large detractor for the Portfolio. During the year, the asset management company was able to manage inconsistent flows early in the year, but suffered setbacks when equity markets pulled back later in the year and when one of their affiliate managers closed a strategy due to liquidity issues in the distressed credit market. Cullen/Frost Bankers detracted from performance during the year on concerns of a worsening energy economy, despite the bank having only a modest percentage of loans directly to energy businesses.

Concerns with the Energy economy permeated throughout the year. Despite a reduction in the North American oil supply and expectations of a more balanced supply demand dynamic, the Middle East unexpectedly brought new oil supply to the market. As the commodity prices tumbled, energy stocks plunged and were the worst performing sector of the Index by a wide margin. The Portfolio underperformed in the sector primarily due to a modest overweight. Midstream energy company, Semgroup, was one of the leading detractors as the company faced falling volumes through their pipelines due to decreased production and increased competition in their operating regions.

The Portfolio outperformed by the widest margin in the Consumer Discretionary sector due primarily to stock selection. Top contributors include in the sector included Pool Corp., which benefitted from a rebound in home remodeling and new pool construction; brand name retailer Ann, Inc., which was acquired for a significant premium; and Domino’s Pizza, which continued to benefit from its investments in on-line and mobile technology to increase market share.

Relative to most other Index sectors, IT stocks outperformed. Stock selection within the Portfolio’s IT holdings drove positive relative results. Manhattan Associates, which provides supply-chain management solutions, was the Portfolio’s best performing stock for the year. The company consistently beat earnings expectations through the year and built an impressive pipeline of future business. EPAM Systems, an IT outsourcing company focusing on high-end and complex software development, reported strong financial results during the year and contributed positively to Portfolio results.

Portfolio positioning did not change dramatically during the year, and is based on a disciplined investment process, which keeps the

MIST-1

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Portfolio diversified by matching exposure to index industry groups within a moderate range. Rigorous fundamental research is then used to identify attractive individual stocks.

Juliet Ellis

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	-1.42	11.98	8.82
Class B	-1.71	11.70	8.60
Class E	-1.60	11.82	8.70
Russell 2000 Growth Index	-1.38	10.67	7.95

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Manhattan Associates, Inc.	2.1
EPAM Systems, Inc.	1.6
Acuity Brands, Inc.	1.5
CoStar Group, Inc.	1.4
DexCom, Inc.	1.4
Chemed Corp.	1.4
VCA, Inc.	1.4
SBA Communications Corp. - Class A	1.3
Neurocrine Biosciences, Inc.	1.1
Ultimate Software Group, Inc. (The)	1.1

Top Sectors

% of Net Assets
Information Technology	26.9
Health Care	25.1
Consumer Discretionary	15.2
Industrials	13.4
Financials	7.5
Materials	2.7
Energy	1.8
Consumer Staples	1.7
Telecommunication Services	1.3

MIST-3

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.85%	$1,000.00	$903.90	$4.08
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class B(a)	Actual	1.10%	$1,000.00	$902.30	$5.27
	Hypothetical*	1.10%	$1,000.00	$1,019.66	$5.60

Class E(a)	Actual	1.00%	$1,000.00	$903.00	$4.80
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Hexcel Corp. (a)	207,217	$9,625,230
TransDigm Group, Inc. (b)	43,187	9,866,070

		19,491,300

Air Freight & Logistics—0.7%
Forward Air Corp.	210,852	9,068,744

Auto Components—0.9%
Visteon Corp. (b)	96,433	11,041,578

Banks—4.6%
BankUnited, Inc.	256,091	9,234,641
Cathay General Bancorp	328,666	10,297,106
Cullen/Frost Bankers, Inc. (a)	136,351	8,181,060
Hancock Holding Co. (a)	235,334	5,923,357
Home BancShares, Inc.	298,303	12,087,237
SVB Financial Group (b)	97,532	11,596,555

		57,319,956

Biotechnology—7.5%
ACADIA Pharmaceuticals, Inc. (a) (b)	178,078	6,348,481
Alnylam Pharmaceuticals, Inc. (a) (b)	59,928	5,641,622
Anacor Pharmaceuticals, Inc. (b)	92,295	10,426,566
Cepheid, Inc. (a) (b)	194,992	7,123,058
Enanta Pharmaceuticals, Inc. (a) (b)	123,584	4,080,743
Exelixis, Inc. (a) (b)	1,101,373	6,211,744
Halozyme Therapeutics, Inc. (a) (b)	365,276	6,330,233
Incyte Corp. (a) (b)	87,246	9,461,829
Momenta Pharmaceuticals, Inc. (b)	606,096	8,994,464
Neurocrine Biosciences, Inc. (b)	236,989	13,406,468
Repligen Corp. (b)	254,807	7,208,490
Seattle Genetics, Inc. (a) (b)	205,755	9,234,284

		94,467,982

Building Products—1.5%
A.O. Smith Corp.	120,912	9,263,068
Masonite International Corp. (b)	159,498	9,766,063

		19,029,131

Capital Markets—1.0%
Janus Capital Group, Inc. (a)	549,846	7,747,330
WisdomTree Investments, Inc. (a)	325,566	5,104,875

		12,852,205

Chemicals—0.8%
PolyOne Corp.	300,604	9,547,183

Commercial Services & Supplies—1.5%
Pitney Bowes, Inc. (a)	474,073	9,789,608
Steelcase, Inc. - Class A	575,568	8,575,963

		18,365,571

Communications Equipment—1.7%
ARRIS Group, Inc. (b)	420,655	12,859,423

Communications Equipment—(Continued)
Infinera Corp. (a) (b)	473,521	8,580,201

		21,439,624

Construction Materials—0.8%
Martin Marietta Materials, Inc. (a)	73,216	9,999,841

Containers & Packaging—0.8%
Berry Plastics Group, Inc. (b)	272,744	9,867,878

Distributors—1.0%
Pool Corp.	159,447	12,880,129

Diversified Financial Services—0.6%
MarketAxess Holdings, Inc.	66,262	7,394,177

Electrical Equipment—1.5%
Acuity Brands, Inc.	80,573	18,837,967

Electronic Equipment, Instruments & Components—1.5%
Cognex Corp.	228,011	7,699,932
SYNNEX Corp.	129,840	11,676,511

		19,376,443

Energy Equipment & Services—0.9%
Dril-Quip, Inc. (b)	100,506	5,952,970
Patterson-UTI Energy, Inc. (a)	393,888	5,939,831

		11,892,801

Food Products—1.7%
B&G Foods, Inc. (a)	242,170	8,480,793
Lancaster Colony Corp.	109,982	12,698,522

		21,179,315

Health Care Equipment & Supplies—5.1%
Alere, Inc. (b)	120,384	4,705,811
DexCom, Inc. (b)	214,517	17,568,942
Hill-Rom Holdings, Inc.	209,881	10,086,881
NuVasive, Inc. (b)	192,304	10,405,569
NxStage Medical, Inc. (a) (b)	454,724	9,963,003
Sirona Dental Systems, Inc. (b)	106,626	11,683,011

		64,413,217

Health Care Providers & Services—5.7%
Chemed Corp. (a)	116,472	17,447,506
Community Health Systems, Inc. (a) (b)	226,255	6,002,545
Envision Healthcare Holdings, Inc. (b)	256,673	6,665,798
HealthEquity, Inc. (b)	295,236	7,401,566
HealthSouth Corp.	260,865	9,080,711
Select Medical Holdings Corp. (a)	637,719	7,595,233
VCA, Inc. (b)	308,732	16,980,260

		71,173,619

Health Care Technology—0.2%
HMS Holdings Corp. (b)	181,244	2,236,551

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—7.2%
BJ’s Restaurants, Inc. (a) (b)	194,727	$8,464,783
Brinker International, Inc. (a)	162,504	7,792,067
Cheesecake Factory, Inc. (The) (a)	179,699	8,285,921
Choice Hotels International, Inc. (a)	51,674	2,604,886
Domino’s Pizza, Inc. (a)	96,946	10,785,242
Dunkin’ Brands Group, Inc. (a)	200,284	8,530,095
Jack in the Box, Inc.	142,180	10,906,628
Penn National Gaming, Inc. (a) (b)	594,929	9,530,763
Texas Roadhouse, Inc.	290,906	10,405,708
Vail Resorts, Inc.	100,858	12,908,815

		90,214,908

Household Durables—0.7%
CalAtlantic Group, Inc.	218,314	8,278,467

Insurance—0.7%
American Equity Investment Life Holding Co. (a)	391,724	9,413,128

Internet & Catalog Retail—0.5%
Expedia, Inc.	53,135	6,604,680

Internet Software & Services—1.9%
CoStar Group, Inc. (b)	85,341	17,639,131
Pandora Media, Inc. (a) (b)	454,110	6,089,615

		23,728,746

IT Services—2.6%
Booz Allen Hamilton Holding Corp.	404,003	12,463,493
EPAM Systems, Inc. (b)	255,394	20,079,076

		32,542,569

Leisure Products—0.8%
Brunswick Corp.	191,929	9,694,334

Life Sciences Tools & Services—3.9%
Affymetrix, Inc. (a) (b)	724,394	7,309,135
Bio-Techne Corp.	101,052	9,094,680
PAREXEL International Corp. (b)	144,305	9,830,057
PerkinElmer, Inc.	196,939	10,550,022
VWR Corp. (b)	433,464	12,271,366

		49,055,260

Machinery—2.4%
ITT Corp.	265,262	9,634,316
WABCO Holdings, Inc. (b)	108,968	11,143,068
Wabtec Corp. (a)	132,709	9,438,264

		30,215,648

Marine—0.6%
Kirby Corp. (b)	146,077	7,686,572

Media—0.8%
IMAX Corp. (a) (b)	276,293	9,819,453

Metals & Mining—0.3%
Carpenter Technology Corp. (a)	128,361	3,885,487

Oil, Gas & Consumable Fuels—0.8%
Energen Corp.	131,226	5,378,954
Laredo Petroleum, Inc. (a) (b)	648,789	5,183,824

		10,562,778

Pharmaceuticals—2.7%
Catalent, Inc. (b)	346,540	8,673,896
Impax Laboratories, Inc. (b)	153,406	6,559,640
Nektar Therapeutics (a) (b)	717,269	12,085,983
Prestige Brands Holdings, Inc. (b)	122,456	6,304,035

		33,623,554

Professional Services—0.7%
CEB, Inc.	141,020	8,657,218

Real Estate Investment Trusts—0.6%
Corrections Corp. of America (a)	291,393	7,719,001

Road & Rail—2.0%
Knight Transportation, Inc.	415,531	10,068,316
Old Dominion Freight Line, Inc. (b)	152,553	9,011,306
Swift Transportation Co. (a) (b)	447,273	6,181,313

		25,260,935

Semiconductors & Semiconductor Equipment—5.0%
Atmel Corp.	1,253,342	10,791,275
Cavium, Inc. (a) (b)	162,693	10,690,557
MKS Instruments, Inc.	269,544	9,703,584
Monolithic Power Systems, Inc.	199,060	12,682,112
Power Integrations, Inc.	187,905	9,137,820
Silicon Laboratories, Inc. (b)	187,420	9,097,367

		62,102,715

Software—13.4%
Aspen Technology, Inc. (a) (b)	255,219	9,637,069
CommVault Systems, Inc. (b)	233,572	9,191,058
Fair Isaac Corp.	118,612	11,170,878
Guidewire Software, Inc. (b)	205,102	12,338,936
Interactive Intelligence Group, Inc. (a) (b)	170,309	5,351,109
Manhattan Associates, Inc. (b)	402,475	26,631,771
Mentor Graphics Corp.	450,679	8,301,507
MicroStrategy, Inc. - Class A (b)	65,878	11,811,267
Proofpoint, Inc. (a) (b)	174,069	11,316,226
Qlik Technologies, Inc. (a) (b)	330,021	10,448,465
Qualys, Inc. (a) (b)	276,632	9,153,753
SolarWinds, Inc. (b)	210,221	12,382,017
Take-Two Interactive Software, Inc. (a) (b)	280,557	9,774,606
Ultimate Software Group, Inc. (The) (a) (b)	68,329	13,359,003
Verint Systems, Inc. (b)	161,727	6,559,647

		167,427,312

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—1.0%
DSW, Inc. - Class A (a)	251,057	$5,990,220
Five Below, Inc. (a) (b)	205,520	6,597,192

		12,587,412

Technology Hardware, Storage & Peripherals—0.9%
Cray, Inc. (a) (b)	345,460	11,210,177

Textiles, Apparel & Luxury Goods—2.3%
Carter’s, Inc.	102,811	9,153,263
G-III Apparel Group, Ltd. (b)	255,538	11,310,112
Steven Madden, Ltd. (b)	281,193	8,497,653

		28,961,028

Trading Companies & Distributors—0.9%
Watsco, Inc.	97,282	11,394,641

Wireless Telecommunication Services—1.3%
SBA Communications Corp. - Class A (b)	159,323	16,740,068

Total Common Stocks (Cost $938,378,664)		1,199,261,303

Short-Term Investments—23.2%

Mutual Fund—18.8%
State Street Navigator Securities Lending MET Portfolio (c)	235,529,400	235,529,400

Repurchase Agreement—4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $54,926,971 on 01/04/16, collateralized by $56,095,000 U.S. Government Agency Obligations with rates ranging from 1.670% - 3.125%, maturity dates ranging from 10/31/16 - 02/10/20, with a value of $56,031,706.	54,926,788	54,926,788

Total Short-Term Investments (Cost $290,456,188)		290,456,188

Total Investments—118.8% (Cost $1,228,834,852) (d)		1,489,717,491
Other assets and liabilities (net)—(18.8)%		(235,727,814)

Net Assets—100.0%		$1,253,989,677

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $264,795,462 and the collateral received consisted of cash in the amount of $235,529,400 and non-cash collateral with a value of $38,970,660. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,228,203,587. The aggregate unrealized appreciation and depreciation of investments were $336,594,725 and $(75,080,821), respectively, resulting in net unrealized appreciation of $261,513,904 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,199,261,303	$—	$—	$1,199,261,303
Short-Term Investments
Mutual Fund	235,529,400	—	—	235,529,400
Repurchase Agreement	—	54,926,788	—	54,926,788
Total Short-Term Investments	235,529,400	54,926,788	—	290,456,188
Total Investments	$1,434,790,703	$54,926,788	$—	$1,489,717,491

Collateral for Securities Loaned (Liability)	$—	$(235,529,400)	$—	$(235,529,400)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,489,717,491
Receivable for:
Investments sold	722,868
Fund shares sold	166,384
Dividends and interest	476,208
Prepaid expenses	3,715

Total Assets	1,491,086,666
Liabilities
Collateral for securities loaned	235,529,400
Payables for:
Fund shares redeemed	363,912
Accrued Expenses:
Management fees	894,247
Distribution and service fees	85,879
Deferred trustees’ fees	81,937
Other expenses	141,614

Total Liabilities	237,096,989

Net Assets	$1,253,989,677

Net Assets Consist of:
Paid in surplus	$783,603,301
Accumulated net investment loss	(81,937)
Accumulated net realized gain	209,585,674
Unrealized appreciation on investments	260,882,639

Net Assets	$1,253,989,677

Net Assets
Class A	$848,078,637
Class B	391,106,907
Class E	14,804,133
Capital Shares Outstanding*
Class A	56,726,162
Class B	27,496,536
Class E	1,012,435
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.95
Class B	14.22
Class E	14.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $264,795,462.
(b)	Identified cost of investments was $1,228,834,852.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$9,675,437
Interest	640
Securities lending income	1,612,095

Total investment income	11,288,172
Expenses
Management fees	11,862,213
Administration fees	33,753
Custodian and accounting fees	120,244
Distribution and service fees—Class B	1,051,040
Distribution and service fees—Class E	25,449
Audit and tax services	40,454
Legal	26,460
Trustees’ fees and expenses	35,174
Shareholder reporting	61,005
Insurance	9,056
Miscellaneous	19,181

Total expenses	13,284,029
Less management fee waiver	(250,000)
Less broker commission recapture	(64,186)

Net expenses	12,969,843

Net Investment Loss	(1,681,671)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	210,571,782

Net change in unrealized depreciation on investments	(215,642,056)

Net realized and unrealized loss	(5,070,274)

Net Decrease in Net Assets From Operations	$(6,751,945)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,681,671)	$2,994,927
Net realized gain	210,571,782	327,443,786
Net change in unrealized depreciation	(215,642,056)	(215,367,995)

Increase (decrease) in net assets from operations	(6,751,945)	115,070,718

From Distributions to Shareholders
Net investment income
Class A	(1,341,279)	0
Class E	(1,745)	0
Net realized capital gains
Class A	(218,494,338)	(144,739,748)
Class B	(105,069,371)	(49,457,582)
Class E	(4,264,333)	(1,902,860)

Total distributions	(329,171,066)	(196,100,190)

Increase (decrease) in net assets from capital share transactions	80,747,835	(195,278,985)

Total decrease in net assets	(255,175,176)	(276,308,457)

Net Assets
Beginning of period	1,509,164,853	1,785,473,310

End of period	$1,253,989,677	$1,509,164,853

Undistributed net investment income (loss)
End of period	$(81,937)	$1,712,103

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,083,208	$19,636,199	4,779,639	$86,096,925
Reinvestments	13,132,354	219,835,617	8,154,353	144,739,748
Redemptions	(12,302,710)	(246,000,576)	(23,151,946)	(427,830,332)

Net increase (decrease)	1,912,852	$(6,528,760)	(10,217,954)	$(196,993,659)

Class B
Sales	2,849,581	$48,115,222	2,121,054	$39,434,589
Reinvestments	6,587,422	105,069,371	2,887,193	49,457,582
Redemptions	(4,004,149)	(68,593,491)	(4,729,443)	(87,749,918)

Net increase	5,432,854	$84,591,102	278,804	$1,142,253

Class E
Sales	216,250	$4,021,053	178,849	$3,403,487
Reinvestments	260,286	4,266,078	108,922	1,902,860
Redemptions	(319,701)	(5,601,638)	(250,196)	(4,733,926)

Net increase	156,835	$2,685,493	37,575	$572,421

Increase (decrease) derived from capital shares transactions		$80,747,835		$(195,278,985)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014		2013		2012	2011
Net Asset Value, Beginning of Period	$19.62	$20.53		$15.67		$14.07	$14.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.05		(0.00	)(b)	0.07	(0.03)
Net realized and unrealized gain (loss) on investments	0.26	1.38		6.00		2.48	(0.09)

Total from investment operations	0.25	1.43		6.00		2.55	(0.12)

Less Distributions
Distributions from net investment income	(0.03)	0.00		(0.08)		0.00	0.00
Distributions from net realized capital gains	(4.89)	(2.34)		(1.06)		(0.95)	0.00

Total distributions	(4.92)	(2.34)		(1.14)		(0.95)	0.00

Net Asset Value, End of Period	$14.95	$19.62		$20.53		$15.67	$14.07

Total Return (%) (c)	(1.42)	8.18		40.54		18.51	(0.85)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87		0.87		0.87	0.88
Net ratio of expenses to average net assets (%) (d)	0.85	0.86		0.85		0.86	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.05)	0.26		(0.02)		0.48	(0.21)
Portfolio turnover rate (%)	29	28		18		28	40
Net assets, end of period (in millions)	$848.1	$1,075.7		$1,335.2		$1,263.5	$1,111.8

	Class B
	Year Ended December 31,
	2015	2014		2013		2012	2011
Net Asset Value, Beginning of Period	$18.90	$19.91		$15.23		$13.73	$13.88

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.00	)(b)	(0.05)		0.03	(0.07)
Net realized and unrealized gain (loss) on investments	0.26	1.33		5.83		2.42	(0.08)

Total from investment operations	0.21	1.33		5.78		2.45	(0.15)

Less Distributions
Distributions from net investment income	0.00	0.00		(0.04)		0.00	0.00
Distributions from net realized capital gains	(4.89)	(2.34)		(1.06)		(0.95)	0.00

Total distributions	(4.89)	(2.34)		(1.10)		(0.95)	0.00

Net Asset Value, End of Period	$14.22	$18.90		$19.91		$15.23	$13.73

Total Return (%) (c)	(1.71)	7.91		40.17		18.23	(1.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.12		1.12		1.12	1.13
Net ratio of expenses to average net assets (%) (d)	1.10	1.11		1.10		1.11	1.12
Ratio of net investment income (loss) to average net assets (%)	(0.29)	(0.00	)(e)	(0.27)		0.22	(0.46)
Portfolio turnover rate (%)	29	28		18		28	40
Net assets, end of period (in millions)	$391.1	$417.0		$433.7		$330.0	$299.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.29		$20.25	$15.47	$13.92	$14.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		0.02	(0.03)	0.04	(0.05)
Net realized and unrealized gain (loss) on investments	0.25		1.36	5.93	2.46	(0.09)

Total from investment operations	0.22		1.38	5.90	2.50	(0.14)

Less Distributions
Distributions from net investment income	(0.00	) (f)	0.00	(0.06)	0.00	0.00
Distributions from net realized capital gains	(4.89)		(2.34)	(1.06)	(0.95)	0.00

Total distributions	(4.89)		(2.34)	(1.12)	(0.95)	0.00

Net Asset Value, End of Period	$14.62		$19.29	$20.25	$15.47	$13.92

Total Return (%) (c)	(1.60)		8.04	40.34	18.34	(1.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02		1.02	1.02	1.02	1.03
Net ratio of expenses to average net assets (%) (d)	1.00		1.01	1.00	1.01	1.02
Ratio of net investment income (loss) to average net assets (%)	(0.19)		0.10	(0.16)	0.30	(0.36)
Portfolio turnover rate (%)	29		28	18	28	40
Net assets, end of period (in millions)	$14.8		$16.5	$16.6	$11.1	$11.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Ratio of net investment loss to average net assets was less than 0.01%.
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-13

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, ordinary loss netting and distribution redesignations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MIST-14

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $54,926,788, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-15

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$393,784,084	$0	$674,672,275

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $6,179,371 in purchases and $167,621,440 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$11,862,213	0.880%	First $500 million
	0.830%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to manging the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	500 million

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-16

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2015 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$2,558

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$41,524,934	$24,439,290	$287,646,132	$171,660,900	$329,171,066	$196,100,190

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,056,614	$202,897,791	$261,513,908	$—	$470,468,313

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-17

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Small Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Small Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-22

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-23

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Invesco Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the three- and five-year periods ended October 31, 2015, and underperformed its benchmark for the one-year period ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-24

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 0.71% and 0.48%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 0.55%.

MARKET ENVIRONMENT / CONDITIONS

In 2015, market sentiment was dominated by global central bank policy, volatility in China, and global growth concerns. At the end of the year, the U.S. Federal Open Market Committee began to tighten monetary policy. The widely anticipated 25 basis point (“bps”) hike, which pushed the Federal Funds target rate range to 0.25%-0.50%, represented the first increase in more than nine years and underscored divergence between the U.S. and other major central banks. U.S. Treasury yields rose across the curve and flattened as shorter term yields rose more than intermediate and longer maturity yields. The spread between the two- and 10-year Treasuries finished the year at 1.22%, down 33 bps from the end of 2014. In contrast, the People’s Bank of China began a year-long easing trend, engineered to slow the pace of growth deceleration that troubled the world’s second-largest economy for much of the 2015. Similarly, the European Central Bank implemented historic quantitative easing measures at the beginning of the year and bolstered its asset purchase program in December.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s duration positioning contributed to performance, as the strategy maintained an underweight position relative to the benchmark (roughly 90% of the benchmark’s duration throughout the year). Rates reversed course from 2014 (when the 10-year Treasury decreased from 3.03% to finish at 2.17%) with the 10-year bellwether finishing at 2.27%, up roughly 10 bps during the year. This slight change in the 10-year maturity during 2015 masks the volatility experienced in rates over the course of the year; the 10-year Treasury rebounded from a low at the end of January of 1.64% to a high of 2.48% mid-year before settling below 2.20% at year-end. Yield curve positioning was a contributor to relative performance over the 12-month period, with an underweight position at the 30-year part of the curve contributing to performance as the long end of the U.S. Treasury yield curve backed up from 2.75% to 3.02% at year-end.

During 2015, spreads on corporate bonds widened 34 bps with the market Option Adjusted Spread (OAS) moving from 131 to 165 bps. The Barclays Corporate Bond Index trailed comparable-duration Treasuries by 161 bps on the year, with the lowest-rated segment of the corporate index performing the worst, trailing comparable-duration Treasuries by 363 bps. The Portfolio’s underweight to credit contributed to performance for the year as credit trailed other sectors in the Index. The Portfolio’s underweight to U.S. dollar-denominated sovereign debt and supra-nationals also helped returns as these segments of the market underperformed during the year. The Portfolio’s Mortgage-Backed Securities (“MBS”) allocation outperformed the MBS segment held in the Index as Collateralized Mortgage Obligations, which provide better protection from interest rate volatility, performed better than the pass-though mortgage structures held in the Index.

The Portfolio’s underweight in U.S Treasury debt contributed to performance, as the 10-year Treasury’s yield moved 10 bps higher during the year. Within Treasuries, the 30-year issue backed up from 2.75% to 3.02% at year-end, resulting in performance of -3.17% for the 12-month period. The Portfolio maintained a shorter-duration posture throughout the year, which contributed to excess returns as rates moved higher across the Treasury curve, with the more pronounced moves at the very short and very long ends. Within structured credit, the Portfolio’s overweight to non-Agency MBS and Asset-Backed Securities (“ABS”) added to performance, as these sectors generated positive excess returns for the year.

The Portfolio’s allocations at year end were: Treasury 25.9%, Agency 3.0%, MBS 35.9%, ABS 6.5%, Collateralized Mortgage-Backed Securities 5.4%, Credit 22.1%, and cash 1.2%.

Barb Miller

Christopher Nauseda

Peter Simons

Henry Song

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	0.71	—	1.13
Class B	0.48	2.59	2.64
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.26

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	61.7
Corporate Bonds & Notes	21.5
Asset-Backed Securities	8.0
Mortgage-Backed Securities	5.9
Foreign Government	1.3

MIST-2

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.44%	$1,000.00	$1,003.90	$2.22
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class B(a)	Actual	0.69%	$1,000.00	$1,002.00	$3.48
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—61.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—34.0%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	868,961	$903,403
Fannie Mae 15 Yr. Pool 3.500%, 08/01/26	675,747	694,414
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	2,449,784	2,620,940
6.000%, 07/01/28	486,188	548,648
Fannie Mae 30 Yr. Pool 3.500%, 07/01/42	2,487,369	2,568,817
3.500%, 08/01/42	1,600,561	1,654,479
3.500%, 03/01/43	8,619,203	8,906,685
4.500%, 02/01/40	750,067	819,356
5.000%, 09/01/35	1,804,933	1,992,887
6.000%, 12/01/39	639,110	724,227
Fannie Mae ARM Pool 0.622%, 07/01/24 (a)	5,000,000	5,002,024
0.632%, 09/01/24 (a)	3,000,000	3,005,526
0.652%, 11/01/23 (a)	4,807,891	4,841,086
0.672%, 09/01/24 (a)	3,901,458	3,911,191
0.892%, 01/01/21 (a)	946,371	955,307
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	1,784,340	1,998,985
Fannie Mae Interest Strip (CMO) 4.500%, 11/25/20 (b)	610,909	32,451
Fannie Mae Pool 2.330%, 11/01/22	17,810,000	17,572,171
2.360%, 05/01/23	9,244,085	9,136,709
2.420%, 05/01/23	5,754,028	5,697,701
2.450%, 11/01/22	3,000,000	2,976,729
2.460%, 02/01/23	1,406,774	1,399,887
2.510%, 06/01/23	3,815,069	3,798,855
2.520%, 05/01/23	25,000,000	24,655,729
2.530%, 05/01/23	4,172,810	4,160,524
2.540%, 05/01/23	5,000,000	4,977,888
2.640%, 04/01/23	1,923,046	1,927,176
2.640%, 05/01/23	2,304,896	2,309,204
2.690%, 10/01/23	2,000,000	1,985,728
2.700%, 05/01/23	5,000,000	4,980,942
2.704%, 04/01/23	2,393,376	2,407,625
2.720%, 03/01/23	3,156,006	3,180,023
2.740%, 06/01/23	2,928,693	2,951,031
2.890%, 05/01/27	2,000,000	1,969,523
2.920%, 12/01/24	1,000,000	1,000,142
2.980%, 07/01/22	2,000,000	2,049,783
2.990%, 01/01/25	1,250,000	1,258,827
3.000%, 01/01/43	5,361,727	5,355,897
3.050%, 04/01/22	3,389,804	3,488,566
3.110%, 12/01/24	1,500,000	1,522,017
3.200%, 11/01/20	10,502,658	10,925,868
3.235%, 10/01/26	1,471,604	1,495,426
3.240%, 12/01/26	1,500,000	1,511,540
3.260%, 12/01/26	1,000,000	1,016,647
3.290%, 08/01/26	2,000,000	2,035,068
3.340%, 02/01/27	1,500,000	1,541,305
3.380%, 12/01/23	2,000,000	2,080,521
3.430%, 10/01/23	11,938,317	12,444,493

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.440%, 11/01/21	3,992,893	4,182,399
3.450%, 01/01/24	1,000,000	1,043,610
3.490%, 09/01/23	3,986,327	4,181,528
3.500%, 02/01/33	5,679,015	5,950,818
3.500%, 05/01/33	6,468,388	6,777,240
3.500%, 12/01/42	7,208,271	7,448,575
3.500%, 05/01/43	28,582,543	29,536,479
3.500%, 06/01/43	7,040,083	7,274,781
3.500%, 07/01/43	4,131,708	4,269,650
3.500%, 08/01/43	9,337,311	9,648,923
3.550%, 02/01/30	1,500,000	1,537,649
3.560%, 01/01/21	12,309,759	12,990,002
3.560%, 03/01/24	7,324,632	7,698,171
3.630%, 10/01/29	1,481,100	1,524,038
3.670%, 07/01/23	2,500,000	2,641,425
3.730%, 07/01/22	5,830,760	6,199,726
3.743%, 06/01/18	1,870,426	1,939,607
3.760%, 10/01/23	1,477,492	1,568,967
3.760%, 11/01/23	1,100,000	1,168,885
3.770%, 12/01/20	2,304,253	2,450,009
3.805%, 05/01/22	9,205,851	9,761,080
3.970%, 07/01/21	4,710,288	5,066,756
4.000%, 10/01/32	1,947,923	2,098,731
4.000%, 12/01/40	777,138	826,796
4.000%, 07/01/42	3,912,520	4,165,109
4.260%, 12/01/19	2,735,819	2,937,589
4.330%, 04/01/20	3,846,458	4,154,985
4.380%, 04/01/21	3,157,714	3,445,687
4.770%, 06/01/19	3,471,675	3,771,470
5.894%, 10/01/17	2,838,347	3,029,561
Fannie Mae REMICS (CMO) Zero Coupon, 09/25/43 (c)	2,602,765	2,037,370
Zero Coupon, 10/25/43 (c)	1,313,826	1,015,348
Zero Coupon, 12/25/43 (c)	3,006,384	2,307,691
0.752%, 03/25/27 (a)	588,058	588,800
0.922%, 05/25/35 (a)	3,536,421	3,532,110
0.922%, 10/25/42 (a)	1,517,416	1,532,298
1.022%, 10/25/43 (a)	2,947,555	2,974,861
1.022%, 12/25/43 (a)	3,585,824	3,620,660
1.322%, 03/25/38 (a)	575,845	585,439
1.422%, 08/25/32 (a)	1,235,500	1,276,234
3.500%, 02/25/43	8,008,468	8,263,093
4.500%, 07/25/38	112,064	112,807
5.000%, 03/25/40	11,309,976	12,382,006
5.500%, 12/25/35	1,533,915	1,582,763
6.000%, 01/25/36	1,072,186	1,084,284
6.108%, 01/25/41 (a) (b)	7,005,151	1,559,707
6.500%, 07/18/28	251,205	280,191
Fannie Mae-ACES 2.207%, 01/25/22	10,000,000	10,003,172
2.280%, 12/27/22	9,391,000	9,238,453
2.614%, 10/25/21 (a)	2,000,000	2,020,931
2.723%, 10/25/24	2,000,000	1,962,966
3.103%, 07/25/24 (a)	1,394,000	1,416,340
3.346%, 03/25/24 (a)	2,500,000	2,583,737

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES 3.475%, 01/25/24 (a)	2,500,000	$2,603,195
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	1,963,871	2,053,707
Freddie Mac 30 Yr. Gold Pool 4.000%, 08/01/42	8,158,524	8,640,995
4.000%, 05/01/43	1,114,646	1,186,118
4.000%, 06/01/43	911,686	970,141
4.000%, 08/01/43	7,461,362	7,939,741
5.000%, 08/01/39	1,690,797	1,845,978
Freddie Mac ARM Non-Gold Pool 3.979%, 07/01/40 (a)	3,678,343	3,850,142
Freddie Mac Gold Pool 3.500%, 12/01/32	6,357,461	6,625,788
3.500%, 01/01/33	9,420,017	9,819,379
3.500%, 02/01/33	12,874,509	13,420,508
3.500%, 03/01/33	8,444,215	8,801,282
3.500%, 04/01/33	11,425,639	11,909,307
3.500%, 05/01/33	4,571,939	4,765,891
3.500%, 06/01/43	4,356,687	4,501,549
4.000%, 09/01/32	1,985,345	2,146,972
4.000%, 11/01/32	4,977,381	5,387,869
4.000%, 12/01/32	2,201,016	2,381,282
4.000%, 01/01/33	1,261,722	1,366,429
4.000%, 02/01/33	962,114	1,041,913
5.000%, 02/01/34	561,371	604,623
Freddie Mac Multifamily Structured Pass-Through Certificates 2.522%, 01/25/23	2,085,000	2,073,866
2.615%, 01/25/23	7,275,000	7,272,382
3.389%, 03/25/24	5,714,000	5,919,331
3.490%, 01/25/24	4,000,000	4,176,400
Freddie Mac REMICS (CMO) 0.781%, 08/15/42 (a)	7,181,413	7,280,631
1.011%, 11/15/37 (a)	1,634,517	1,662,625
1.031%, 03/15/24 (a)	828,103	836,397
1.681%, 03/15/38 (a)	600,000	647,774
3.000%, 02/15/26	1,915,000	1,969,191
3.500%, 08/15/39	3,986,360	4,171,633
3.500%, 06/15/48	8,229,879	8,645,765
4.500%, 03/15/40	1,000,000	1,019,071
5.000%, 05/15/22	3,289,721	3,302,681
5.000%, 08/15/35	1,650,000	1,841,306
5.750%, 06/15/35	8,983,146	10,181,790
6.000%, 07/15/35	7,739,571	8,539,559
6.000%, 03/15/36	2,688,565	3,254,072
6.040%, 10/15/37 (a) (b)	6,193,744	1,067,455
6.070%, 11/15/36 (a) (b)	3,617,578	486,989
6.500%, 05/15/28	632,269	722,367
6.500%, 03/15/37	1,177,026	1,340,739
Freddie Mac Strips (CMO) Zero Coupon, 09/15/43 (c)	1,334,067	1,025,179
3.000%, 01/15/43	8,150,889	8,089,883
3.000%, 01/15/44	9,879,242	9,681,764
Ginnie Mae II ARM Pool 3.500%, 04/20/41 (a)	973,710	1,012,510

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II Pool 4.375%, 06/20/63	9,202,606	9,848,387
4.433%, 05/20/63	14,603,894	15,644,119
4.462%, 05/20/63	10,158,042	10,878,656
4.479%, 04/20/63	5,161,799	5,528,459
Government National Mortgage Association (CMO) 0.492%, 08/20/60 (a)	639,029	638,205
0.492%, 11/20/62 (a)	344,309	343,590
0.532%, 12/20/62 (a)	2,606,590	2,582,300
0.592%, 02/20/62 (a)	8,389,832	8,372,561
0.602%, 03/20/63 (a)	872,354	863,972
0.612%, 02/20/63 (a)	1,970,648	1,953,768
0.642%, 02/20/63 (a)	7,843,516	7,800,023
0.662%, 03/20/63 (a)	4,036,388	4,042,011
0.662%, 07/20/64 (a)	4,561,422	4,528,118
0.662%, 09/20/64 (a)	1,864,828	1,837,365
0.672%, 04/20/63 (a)	8,984,044	8,923,548
0.692%, 01/20/63 (a)	3,792,636	3,788,216
0.692%, 04/20/63 (a)	7,446,726	7,399,017
0.692%, 06/20/64 (a)	6,146,878	6,079,377
0.692%, 07/20/64 (a)	2,827,222	2,796,353
0.742%, 04/20/62 (a)	875,610	875,238
0.792%, 04/20/64 (a)	15,320,187	15,258,365
0.792%, 05/20/64 (a)	11,044,817	10,986,005
0.842%, 07/20/63 (a)	6,776,251	6,777,732
0.842%, 01/20/64 (a)	1,598,520	1,599,255
0.842%, 02/20/64 (a)	5,423,977	5,426,433
0.842%, 03/20/64 (a)	2,045,229	2,045,921
0.882%, 02/20/64 (a)	2,454,647	2,453,823
0.892%, 09/20/63 (a)	4,518,439	4,529,795
0.902%, 09/20/37 (a)	410,203	414,108
0.942%, 09/20/63 (a)	4,500,317	4,520,653
1.650%, 02/20/63	16,468,253	16,283,804
1.650%, 04/20/63	9,324,189	9,207,597
1.750%, 03/20/63	2,371,207	2,365,451
2.000%, 06/20/62	3,365,565	3,368,924
3.500%, 05/20/35	58,437	58,659
4.000%, 02/20/37	103,363	104,241
4.500%, 01/16/25	1,068,733	1,190,643
4.500%, 06/20/36	79,488	79,818
4.506%, 04/20/43 (a)	2,664,760	2,834,638
4.705%, 11/20/42 (a)	10,847,042	11,767,728
5.000%, 12/20/33	2,000,000	2,236,601
5.000%, 09/20/38	5,741,715	6,131,201
5.000%, 06/16/39	1,055,180	1,121,603
5.000%, 07/20/39	5,149,654	5,671,607
5.000%, 10/20/39	3,723,350	4,324,960
5.222%, 06/20/40 (a)	5,306,017	5,885,361
5.500%, 02/20/33	219,717	230,532
5.500%, 07/16/33 (b)	1,523,386	323,329
5.500%, 06/20/36	63,906	64,140

		846,315,857

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—1.9%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20 (c)	43,119,000	$39,386,016
Tennessee Valley Authority 1.750%, 10/15/18	850,000	858,588
5.250%, 09/15/39	600,000	721,137
5.880%, 04/01/36	1,000,000	1,284,845
6.235%, 07/15/45	4,250,000	4,856,853
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25 (c)	1,000,000	734,759
Zero Coupon, 06/15/35 (c)	750,000	346,980

		48,189,178

U.S. Treasury—25.8%
U.S. Treasury Bonds 4.250%, 05/15/39	200,000	247,055
4.375%, 02/15/38 (d)	18,100,000	22,841,349
4.375%, 11/15/39	20,250,000	25,462,006
4.500%, 05/15/38	1,000,000	1,283,984
4.750%, 02/15/37	1,000,000	1,325,469
5.250%, 11/15/28	8,000,000	10,452,184
5.250%, 02/15/29	500,000	655,039
5.375%, 02/15/31	13,000,000	17,628,715
5.500%, 08/15/28	2,000,000	2,661,328
6.125%, 08/15/29	5,000,000	7,096,095
U.S. Treasury Coupon Strips Zero Coupon, 02/15/18 (d)	5,000,000	4,881,730
Zero Coupon, 05/15/18	3,200,000	3,112,419
Zero Coupon, 08/15/19	16,000,000	15,096,928
Zero Coupon, 11/15/19	1,500,000	1,406,295
Zero Coupon, 02/15/20 (d)	2,815,000	2,621,396
Zero Coupon, 05/15/20 (d)	2,475,000	2,284,781
Zero Coupon, 02/15/21 (d)	25,050,000	22,642,620
Zero Coupon, 05/15/21	16,285,000	14,620,282
Zero Coupon, 08/15/21	3,095,000	2,759,688
Zero Coupon, 11/15/21	14,940,000	13,220,152
Zero Coupon, 02/15/22	3,975,000	3,489,704
Zero Coupon, 05/15/22	14,560,000	12,684,162
Zero Coupon, 08/15/22	6,000,000	5,187,024
Zero Coupon, 11/15/22	6,250,000	5,364,925
Zero Coupon, 02/15/23 (d)	18,035,000	15,396,804
Zero Coupon, 05/15/23	57,400,000	48,581,122
Zero Coupon, 08/15/23	2,765,000	2,326,717
Zero Coupon, 11/15/23	2,300,000	1,917,386
Zero Coupon, 02/15/24	4,900,000	4,061,816
Zero Coupon, 11/15/24	1,500,000	1,212,111
Zero Coupon, 05/15/25	1,500,000	1,191,825
Zero Coupon, 08/15/27	400,000	294,965
Zero Coupon, 11/15/27	570,000	417,277
Zero Coupon, 05/15/28	30,000	21,558
Zero Coupon, 08/15/28	1,750,000	1,247,946
Zero Coupon, 05/15/29	1,000,000	694,722
Zero Coupon, 08/15/29	800,000	551,387
Zero Coupon, 11/15/29	1,000,000	681,439
Zero Coupon, 02/15/30	8,300,000	5,605,405
Zero Coupon, 05/15/30	700,000	469,389

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips Zero Coupon, 08/15/30	3,925,000	2,605,870
Zero Coupon, 11/15/30	4,400,000	2,893,735
Zero Coupon, 02/15/31	2,800,000	1,832,821
Zero Coupon, 05/15/31	10,500,000	6,798,015
Zero Coupon, 08/15/31	2,800,000	1,795,382
Zero Coupon, 11/15/31 (d)	3,000,000	1,909,020
Zero Coupon, 02/15/32	9,900,000	6,237,911
Zero Coupon, 05/15/32	12,800,000	7,986,650
Zero Coupon, 08/15/32	1,900,000	1,176,955
Zero Coupon, 08/15/33	400,000	238,618
Zero Coupon, 11/15/33 (d)	9,000,000	5,314,446
Zero Coupon, 05/15/35 (d)	4,000,000	2,238,740
U.S. Treasury Inflation Indexed Bonds 1.750%, 01/15/28 (e)	567,650	620,246
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22 (e)	1,576,260	1,527,473
U.S. Treasury Notes 0.750%, 12/31/17	1,000,000	993,242
0.750%, 02/28/18	13,000,000	12,889,292
0.875%, 01/31/18	10,200,000	10,149,000
0.875%, 07/31/19	340,000	332,324
1.000%, 06/30/19	660,000	649,095
1.000%, 08/31/19	22,000,000	21,566,006
1.250%, 10/31/18	3,000,000	2,995,782
1.250%, 11/30/18	8,000,000	7,986,560
1.250%, 02/29/20	11,000,000	10,819,963
1.375%, 01/31/20	3,000,000	2,968,710
1.500%, 08/31/18	24,000,000	24,159,384
1.500%, 05/31/19	2,690,000	2,692,523
1.750%, 05/15/23	4,000,000	3,897,032
2.000%, 11/30/20	18,000,000	18,182,106
2.000%, 10/31/21	3,000,000	3,008,319
2.125%, 08/31/20	10,000,000	10,161,330
2.125%, 01/31/21	2,000,000	2,029,532
2.125%, 08/15/21	41,000,000	41,485,276
2.625%, 01/31/18	4,500,000	4,639,221
2.625%, 08/15/20 (d)	13,000,000	13,504,257
2.625%, 11/15/20	19,500,000	20,260,188
2.750%, 02/15/19	1,500,000	1,562,988
3.125%, 05/15/21	27,000,000	28,714,932
3.500%, 02/15/18	20,000,000	20,998,440
3.625%, 02/15/21	44,000,000	47,827,648

		641,346,231

Total U.S. Treasury & Government Agencies (Cost $1,532,319,758)		1,535,851,266

Corporate Bonds & Notes—21.5%

Aerospace/Defense—0.2%
Airbus Group Finance B.V. 2.700%, 04/17/23 (144A)	249,000	239,911
BAE Systems Holdings, Inc. 4.750%, 10/07/44 (144A)	338,000	328,938

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	$1,064,346
Lockheed Martin Corp. 3.100%, 01/15/23	193,000	192,872
4.500%, 05/15/36	236,000	238,925
Northrop Grumman Corp. 1.750%, 06/01/18	418,000	414,273
3.850%, 04/15/45	182,000	163,543
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	461,950
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,120,413

		5,225,171

Agriculture—0.1%
Bunge N.A. Finance L.P. 5.900%, 04/01/17	247,000	257,514
Bunge, Ltd. Finance Corp. 8.500%, 06/15/19	1,084,000	1,254,600
Cargill, Inc. 7.350%, 03/06/19 (144A)	1,055,000	1,213,446

		2,725,560

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	350,989	350,550
American Airlines Pass-Through Trust 4.950%, 01/15/23	1,120,368	1,181,988
United Airlines Pass-Through Trust 4.300%, 08/15/25	508,361	526,154

		2,058,692

Auto Manufacturers—0.5%
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	700,000	694,686
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	328,000	326,705
2.000%, 08/03/18 (144A)	300,000	297,999
2.250%, 07/31/19 (144A)	1,600,000	1,579,005
2.375%, 08/01/18 (144A)	378,000	378,570
2.875%, 03/10/21 (144A)	500,000	493,114
Ford Motor Credit Co. LLC 1.500%, 01/17/17	678,000	673,247
1.594%, 05/09/16 (a)	840,000	841,144
1.684%, 09/08/17	630,000	622,373
2.145%, 01/09/18	309,000	307,857
2.375%, 03/12/19	969,000	955,245
2.597%, 11/04/19	950,000	932,746
3.000%, 06/12/17	400,000	403,889
4.134%, 08/04/25	200,000	199,283
4.250%, 02/03/17	1,200,000	1,226,051
4.375%, 08/06/23	900,000	924,825

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 3.200%, 07/13/20	682,000	671,499
Hyundai Capital America 2.400%, 10/30/18 (144A)	239,000	238,259
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	789,000	785,303
2.650%, 09/26/18 (144A)	300,000	303,771
PACCAR Financial Corp. 0.800%, 02/08/16	117,000	117,050
Toyota Motor Credit Corp. 1.375%, 01/10/18 (d)	700,000	701,422
1.450%, 01/12/18	206,000	205,608

		13,879,651

Auto Parts & Equipment—0.1%
Johnson Controls, Inc. 3.625%, 07/02/24	277,000	267,408
4.950%, 07/02/64	737,000	598,625
5.000%, 03/30/20	635,000	679,335

		1,545,368

Banks—5.5%
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	1,160,000	1,167,386
American Express Bank FSB 6.000%, 09/13/17	1,800,000	1,928,054
American Express Centurion Bank 5.950%, 06/12/17	250,000	264,424
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A)	1,300,000	1,303,684
2.850%, 08/06/20 (144A)	250,000	252,100
Bank of America Corp. 2.000%, 01/11/18	2,450,000	2,446,876
2.600%, 01/15/19	1,710,000	1,715,573
2.650%, 04/01/19	1,300,000	1,303,171
3.300%, 01/11/23	1,921,000	1,890,888
3.875%, 03/22/17	290,000	296,341
4.000%, 01/22/25	654,000	640,219
4.125%, 01/22/24	1,780,000	1,838,473
4.250%, 10/22/26	520,000	514,714
5.625%, 07/01/20	1,000,000	1,110,769
5.875%, 01/05/21	2,500,000	2,829,357
6.000%, 09/01/17	360,000	383,116
6.050%, 05/16/16	2,494,000	2,535,129
6.400%, 08/28/17	1,276,000	1,366,849
6.500%, 07/15/18	997,000	1,101,929
Bank of Montreal 1.800%, 07/31/18	178,000	177,607
2.375%, 01/25/19	397,000	400,341
2.550%, 11/06/22 (d)	500,000	493,760
Bank of New York Mellon Corp. (The) 2.200%, 05/15/19	354,000	354,526
3.250%, 09/11/24	1,200,000	1,207,883
4.150%, 02/01/21	670,000	720,596
5.450%, 05/15/19	278,000	306,856

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of Nova Scotia (The) 1.450%, 04/25/18	300,000	$297,657
1.850%, 04/14/20	700,000	685,773
2.800%, 07/21/21	500,000	502,748
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.700%, 09/09/18 (144A)	1,000,000	1,010,765
4.100%, 09/09/23 (144A)	1,114,000	1,171,406
Banque Federative du Credit Mutuel S.A. 1.700%, 01/20/17 (144A)	1,600,000	1,603,230
Barclays Bank plc 3.750%, 05/15/24	324,000	330,244
5.125%, 01/08/20	700,000	769,467
Barclays plc 3.650%, 03/16/25	254,000	244,100
BB&T Corp. 2.050%, 06/19/18 (d)	833,000	837,736
2.150%, 03/22/17	485,000	488,740
2.450%, 01/15/20	400,000	402,680
6.850%, 04/30/19	525,000	598,412
BNZ International Funding, Ltd. 2.350%, 03/04/19 (144A)	842,000	837,058
BPCE S.A. 1.625%, 01/26/18	1,200,000	1,192,248
Capital One Financial Corp. 2.450%, 04/24/19	176,000	176,322
4.200%, 10/29/25	250,000	246,838
4.750%, 07/15/21	907,000	982,423
5.250%, 02/21/17	170,000	175,756
Capital One N.A. 1.500%, 03/22/18	500,000	491,707
Citigroup, Inc. 1.850%, 11/24/17	776,000	774,855
2.400%, 02/18/20	450,000	444,735
2.500%, 09/26/18	441,000	444,830
2.550%, 04/08/19	550,000	552,233
3.750%, 06/16/24	629,000	640,293
3.875%, 03/26/25	1,100,000	1,070,617
4.300%, 11/20/26	1,500,000	1,492,596
4.400%, 06/10/25	196,000	197,962
5.500%, 09/13/25	692,000	751,162
Citizens Financial Group, Inc. 4.300%, 12/03/25	193,000	194,015
Comerica, Inc. 3.800%, 07/22/26	1,116,000	1,098,969
Commonwealth Bank of Australia 4.500%, 12/09/25 (144A)	352,000	349,049
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.875%, 02/08/22	700,000	738,769
3.950%, 11/09/22	872,000	882,659
4.375%, 08/04/25	250,000	254,263
Credit Suisse AG 1.750%, 01/29/18	279,000	278,216
2.300%, 05/28/19	250,000	250,215
3.000%, 10/29/21	1,379,000	1,373,513
3.625%, 09/09/24	250,000	251,966

Banks—(Continued)
Credit Suisse AG 5.300%, 08/13/19	300,000	331,284
Credit Suisse Group Funding Guernsey, Ltd.
3.750%, 03/26/25 (144A)	250,000	241,821
Deutsche Bank AG 2.950%, 08/20/20	200,000	200,296
3.700%, 05/30/24	667,000	664,319
6.000%, 09/01/17	200,000	211,836
Discover Bank 3.200%, 08/09/21	1,650,000	1,638,714
4.200%, 08/08/23	493,000	503,631
Fifth Third Bancorp 8.250%, 03/01/38	500,000	696,215
Fifth Third Bank 2.375%, 04/25/19	650,000	652,150
Goldman Sachs Group, Inc. (The) 2.600%, 04/23/20	714,000	708,578
3.500%, 01/23/25	392,000	385,263
3.625%, 01/22/23	1,300,000	1,314,761
3.850%, 07/08/24	1,447,000	1,476,606
4.000%, 03/03/24	412,000	422,869
5.375%, 03/15/20	1,650,000	1,812,596
5.750%, 01/24/22	1,000,000	1,137,221
5.950%, 01/15/27	1,000,000	1,112,350
6.150%, 04/01/18	1,475,000	1,601,726
7.500%, 02/15/19	3,000,000	3,432,783
HSBC Bank plc 1.500%, 05/15/18 (144A)	1,821,000	1,800,989
4.125%, 08/12/20 (144A)	2,002,000	2,131,882
4.750%, 01/19/21 (144A)	1,600,000	1,762,418
HSBC USA, Inc. 1.625%, 01/16/18	500,000	497,523
2.350%, 03/05/20	538,000	531,746
Industrial & Commercial Bank of China, Ltd. 2.351%, 11/13/17	626,000	627,601
ING Bank NV 3.750%, 03/07/17 (144A)	1,000,000	1,024,494
KeyCorp 5.100%, 03/24/21	896,000	979,280
Macquarie Bank, Ltd. 2.600%, 06/24/19 (144A)	699,000	698,303
2.850%, 07/29/20 (144A)	250,000	251,080
4.000%, 07/29/25 (144A)	250,000	253,290
5.000%, 02/22/17 (144A)	1,500,000	1,551,382
Manufacturers & Traders Trust Co. 6.625%, 12/04/17	970,000	1,054,135
Mizuho Bank, Ltd. 1.800%, 03/26/18 (144A) (d)	484,000	480,763
3.600%, 09/25/24 (144A)	950,000	961,272
Morgan Stanley 1.875%, 01/05/18	517,000	516,492
2.375%, 07/23/19	807,000	804,296
3.700%, 10/23/24	500,000	502,404
5.000%, 11/24/25	1,269,000	1,347,104
5.500%, 01/26/20	1,430,000	1,574,304
5.625%, 09/23/19	3,030,000	3,343,905

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley 5.750%, 01/25/21	2,500,000	$2,806,877
5.950%, 12/28/17	1,757,000	1,889,350
National Australia Bank, Ltd. 2.400%, 12/09/19 (144A)	400,000	399,895
Nordea Bank AB 1.625%, 05/15/18 (144A)	1,400,000	1,391,839
4.875%, 01/27/20 (144A)	500,000	544,824
Northern Trust Corp. 3.375%, 08/23/21	300,000	311,449
PNC Funding Corp. 5.125%, 02/08/20	800,000	879,766
6.700%, 06/10/19	1,300,000	1,485,882
Royal Bank of Canada 1.200%, 01/23/17	140,000	139,957
1.200%, 09/19/17 (d)	1,000,000	995,273
1.875%, 02/05/20	2,000,000	1,963,532
2.000%, 10/01/18	2,092,000	2,096,464
2.200%, 07/27/18	305,000	307,463
2.300%, 07/20/16	135,000	135,868
Santander Issuances S.A.U. 5.179%, 11/19/25	600,000	590,909
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	402,000	399,874
Stadshypotek AB 1.875%, 10/02/19 (144A)	1,500,000	1,479,033
Standard Chartered Bank 6.400%, 09/26/17 (144A)	1,100,000	1,169,364
Standard Chartered plc 5.200%, 01/26/24 (144A) (d)	1,000,000	1,028,136
State Street Corp. 3.100%, 05/15/23	407,000	402,198
3.700%, 11/20/23	1,608,000	1,673,161
SunTrust Banks, Inc. 2.750%, 05/01/23	2,000,000	1,912,458
3.500%, 01/20/17	310,000	315,351
Toronto-Dominion Bank (The) 1.750%, 07/23/18	300,000	299,557
2.250%, 11/05/19	255,000	254,848
2.500%, 12/14/20	500,000	499,797
U.S. Bank N.A. 2.125%, 10/28/19	350,000	349,735
Wachovia Corp. 5.750%, 02/01/18	1,500,000	1,620,135
Wells Fargo & Co. 2.150%, 01/15/19	179,000	180,000
3.300%, 09/09/24	770,000	766,011
3.500%, 03/08/22	1,900,000	1,957,665
4.100%, 06/03/26	1,291,000	1,303,128
4.600%, 04/01/21	3,470,000	3,782,758
4.650%, 11/04/44	595,000	578,862
5.375%, 11/02/43	1,005,000	1,075,600
Wells Fargo Bank N.A. 6.000%, 11/15/17	2,491,000	2,686,608

Banks—(Continued)
Westpac Banking Corp. 1.375%, 05/30/18 (144A) (d)	2,000,000	1,976,328

		136,526,485

Beverages—0.3%
Anheuser-Busch InBev Finance, Inc. 2.625%, 01/17/23	950,000	911,693
3.700%, 02/01/24 (d)	1,000,000	1,020,211
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	310,000	358,340
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	747,205
Coca-Cola Co. (The) 1.150%, 04/01/18	182,000	181,489
Heineken NV 3.400%, 04/01/22 (144A)	1,339,000	1,358,031
PepsiCo, Inc. 0.617%, 02/26/16 (a)	182,000	181,949
SABMiller Holdings, Inc. 3.750%, 01/15/22 (144A)	1,700,000	1,748,423

		6,507,341

Biotechnology—0.3%
Amgen, Inc. 2.125%, 05/01/20	100,000	98,636
3.625%, 05/22/24	873,000	872,675
5.700%, 02/01/19	100,000	110,248
6.375%, 06/01/37	2,116,000	2,464,186
Biogen, Inc. 5.200%, 09/15/45	133,000	133,050
Celgene Corp. 3.250%, 08/15/22	490,000	486,115
3.625%, 05/15/24	591,000	581,249
3.950%, 10/15/20	500,000	524,721
5.000%, 08/15/45	165,000	165,642
Gilead Sciences, Inc. 3.500%, 02/01/25	115,000	115,959
3.700%, 04/01/24	600,000	614,592
4.400%, 12/01/21	630,000	680,474

		6,847,547

Chemicals—0.4%
Agrium, Inc. 3.375%, 03/15/25	87,000	79,375
4.125%, 03/15/35	620,000	527,402
5.250%, 01/15/45	712,000	663,694
CF Industries, Inc. 7.125%, 05/01/20	1,000,000	1,128,415
Dow Chemical Co. (The) 4.125%, 11/15/21	212,000	222,259
7.375%, 11/01/29	1,000,000	1,235,049
8.850%, 09/15/21	640,000	812,212
Ecolab, Inc. 2.250%, 01/12/20	297,000	295,290

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Ecolab, Inc. 4.350%, 12/08/21	700,000	$747,438
EI du Pont de Nemours & Co. 4.150%, 02/15/43	107,000	93,411
Monsanto Co. 4.700%, 07/15/64	100,000	75,932
Mosaic Co. (The) 3.750%, 11/15/21	1,520,000	1,524,075
4.250%, 11/15/23	460,000	455,595
5.450%, 11/15/33	1,163,000	1,175,420
Potash Corp. of Saskatchewan, Inc. 3.000%, 04/01/25	440,000	413,351
3.250%, 12/01/17	100,000	102,172
Praxair, Inc. 1.250%, 11/07/18 (d)	900,000	887,959
2.650%, 02/05/25	261,000	249,983
Rohm & Haas Co. 6.000%, 09/15/17	68,000	72,377
7.850%, 07/15/29	418,000	531,906

		11,293,315

Commercial Services—0.1%
ADT Corp. (The) 4.875%, 07/15/42	420,000	300,300
ERAC USA Finance LLC 3.850%, 11/15/24 (144A)	925,000	925,348
4.500%, 08/16/21 (144A)	1,740,000	1,841,073
7.000%, 10/15/37 (144A)	500,000	609,345

		3,676,066

Computers—0.2%
Apple, Inc. 2.150%, 02/09/22	540,000	524,138
2.400%, 05/03/23	1,679,000	1,635,962
3.450%, 02/09/45	625,000	538,099
HP Enterprise Services LLC 7.450%, 10/15/29	700,000	811,860
International Business Machines Corp. 3.375%, 08/01/23	650,000	660,031
6.500%, 01/15/28	300,000	374,762

		4,544,852

Diversified Financial Services—1.4%
AIG Global Funding 1.650%, 12/15/17 (144A)	314,000	312,422
American Express Credit Corp. 2.125%, 03/18/19	231,000	230,978
2.250%, 08/15/19	1,000,000	1,000,175
Ameriprise Financial, Inc. 4.000%, 10/15/23	1,380,000	1,433,559
Blackstone Holdings Finance Co. LLC 6.625%, 08/15/19 (144A)	1,200,000	1,363,242
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	587,146
8.800%, 07/15/19	300,000	357,387

Diversified Financial Services—(Continued)
CDP Financial, Inc. 4.400%, 11/25/19 (144A)	600,000	648,384
CME Group, Inc. 3.000%, 03/15/25	440,000	431,664
GE Capital International Funding Co. 0.964%, 04/15/16 (144A)	1,094,000	1,094,493
2.342%, 11/15/20 (144A)	6,696,000	6,640,155
3.373%, 11/15/25 (144A)	744,000	757,455
4.418%, 11/15/35 (144A)	1,777,000	1,813,396
General Electric Capital Corp. 3.100%, 01/09/23	287,000	291,308
4.375%, 09/16/20	1,060,000	1,150,711
5.500%, 01/08/20	616,000	690,888
6.000%, 08/07/19	673,000	762,401
6.750%, 03/15/32	516,000	674,209
Invesco Finance plc 4.000%, 01/30/24	500,000	516,913
Jefferies Group LLC 5.125%, 01/20/23	300,000	297,637
6.875%, 04/15/21	475,000	531,373
Legg Mason, Inc. 3.950%, 07/15/24	700,000	688,542
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,572,000	1,734,998
Murray Street Investment Trust I 4.647%, 03/09/17	1,600,000	1,648,475
Private Export Funding Corp. 2.800%, 05/15/22	1,000,000	1,010,711
3.550%, 01/15/24	7,383,000	7,786,577
TD Ameritrade Holding Corp. 2.950%, 04/01/22	295,000	292,210

		34,747,409

Electric—1.5%
Alabama Power Co. 3.550%, 12/01/23	461,000	474,241
4.150%, 08/15/44	218,000	207,377
Arizona Public Service Co. 2.200%, 01/15/20	142,000	140,665
3.350%, 06/15/24 (d)	696,000	706,677
4.500%, 04/01/42	200,000	205,114
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,650,296
Berkshire Hathaway Energy Co. 1.100%, 05/15/17	460,000	455,797
2.400%, 02/01/20	364,000	360,605
3.750%, 11/15/23	1,736,000	1,781,449
4.500%, 02/01/45	333,000	319,944
CenterPoint Energy Houston Electric LLC 2.250%, 08/01/22	950,000	912,596
Cleveland Electric Illuminating Co. (The) 7.880%, 11/01/17	1,118,000	1,230,164
CMS Energy Corp. 8.750%, 06/15/19	885,000	1,058,049

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Commonwealth Edison Co. 5.950%, 08/15/16	200,000	$205,488
Consumers Energy Co. 4.350%, 08/31/64	191,000	180,969
5.650%, 04/15/20	200,000	225,507
DTE Electric Co. 3.900%, 06/01/21	1,000,000	1,064,483
5.700%, 10/01/37	300,000	359,364
DTE Energy Co. 3.500%, 06/01/24	449,000	449,498
3.850%, 12/01/23	225,000	231,200
Duke Energy Carolinas LLC 4.300%, 06/15/20	619,000	669,972
6.000%, 01/15/38	600,000	740,215
Duke Energy Ohio, Inc. 3.800%, 09/01/23	815,000	850,933
Duke Energy Progress LLC 4.100%, 03/15/43	200,000	194,116
4.375%, 03/30/44	247,000	250,892
5.300%, 01/15/19	200,000	219,699
5.700%, 04/01/35	360,000	419,878
Entergy Arkansas, Inc. 3.050%, 06/01/23 (d)	765,000	751,867
Exelon Generation Co. LLC 2.950%, 01/15/20	300,000	298,921
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,487,829
Indiana Michigan Power Co. 3.200%, 03/15/23	330,000	325,342
Kansas City Power & Light Co. 3.150%, 03/15/23	604,000	591,928
5.300%, 10/01/41	315,000	342,238
MidAmerican Energy Co. 3.700%, 09/15/23 (d)	1,100,000	1,143,635
Nevada Power Co. 6.650%, 04/01/36	360,000	454,663
7.125%, 03/15/19	200,000	228,741
NextEra Energy Capital Holdings, Inc. 3.625%, 06/15/23	410,000	408,474
Niagara Mohawk Power Corp. 3.508%, 10/01/24 (144A)	305,000	306,167
Nisource Finance Corp. 4.800%, 02/15/44	162,000	164,655
6.125%, 03/01/22	1,875,000	2,146,179
Northern States Power Co. 6.500%, 03/01/28	628,000	769,011
Ohio Power Co. 5.375%, 10/01/21	305,000	339,494
6.600%, 02/15/33	258,000	311,685
Pacific Gas & Electric Co. 3.500%, 10/01/20	782,000	812,886
6.050%, 03/01/34	1,200,000	1,413,888
PacifiCorp 3.600%, 04/01/24	315,000	325,516
5.500%, 01/15/19	500,000	548,740

Electric—(Continued)
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	293,337
4.125%, 06/15/44	208,000	204,988
PSEG Power LLC 4.300%, 11/15/23	201,000	197,281
5.320%, 09/15/16	568,000	583,592
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	389,709
Public Service Co. of New Hampshire 3.500%, 11/01/23	272,000	278,680
Public Service Co. of Oklahoma 5.150%, 12/01/19	1,010,000	1,104,467
6.625%, 11/15/37	600,000	722,425
Public Service Electric & Gas Co. 3.800%, 01/01/43	700,000	659,176
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	562,242
South Carolina Electric & Gas Co. 4.500%, 06/01/64	173,000	161,059
Southern Co. (The) 2.150%, 09/01/19	855,000	838,702
State Grid Overseas Investment, Ltd. 1.750%, 05/22/18 (144A)	499,000	494,637
Virginia Electric & Power Co. 2.750%, 03/15/23	400,000	394,106
2.950%, 01/15/22	489,000	491,863
3.450%, 02/15/24	102,000	104,132
4.450%, 02/15/44	126,000	129,595
6.000%, 05/15/37	685,000	839,511
Xcel Energy, Inc. 0.750%, 05/09/16	290,000	289,742

		37,476,291

Electronics—0.2%
Arrow Electronics, Inc. 3.000%, 03/01/18	49,000	48,961
6.000%, 04/01/20	536,000	582,533
6.875%, 06/01/18	300,000	326,633
7.500%, 01/15/27	1,100,000	1,296,321
Koninklijke Philips NV 3.750%, 03/15/22	1,680,000	1,724,591

		3,979,039

Engineering & Construction—0.0%
Fluor Corp. 3.375%, 09/15/21	550,000	561,939

Environmental Control—0.1%
Republic Services, Inc. 5.500%, 09/15/19	650,000	715,133
6.086%, 03/15/35	500,000	585,063
Waste Management, Inc. 3.125%, 03/01/25	257,000	250,118

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
Waste Management, Inc. 3.900%, 03/01/35	88,000	$81,944

		1,632,258

Food—0.3%
ConAgra Foods, Inc. 1.300%, 01/25/16	104,000	104,015
Kraft Foods Group, Inc. 6.125%, 08/23/18	700,000	768,558
6.875%, 01/26/39	731,000	866,381
Kraft Heinz Foods Co. 3.950%, 07/15/25 (144A)	260,000	262,421
Kroger Co. (The) 4.000%, 02/01/24	229,000	237,336
7.500%, 04/01/31	1,140,000	1,452,036
8.000%, 09/15/29	610,000	823,466
Mondelez International, Inc. 4.000%, 02/01/24	1,800,000	1,855,431
Tyson Foods, Inc. 3.950%, 08/15/24	1,456,000	1,494,888

		7,864,532

Gas—0.3%
AGL Capital Corp. 3.500%, 09/15/21	1,000,000	1,002,536
4.400%, 06/01/43	375,000	337,198
6.000%, 10/01/34	1,000,000	1,103,180
Atmos Energy Corp. 4.125%, 10/15/44	450,000	431,242
4.150%, 01/15/43	460,000	445,361
8.500%, 03/15/19	200,000	234,396
CenterPoint Energy Resources Corp. 4.500%, 01/15/21	429,000	450,289
CenterPoint Energy, Inc. 6.500%, 05/01/18	706,000	770,254
Sempra Energy 2.875%, 10/01/22	1,625,000	1,572,473
3.550%, 06/15/24	709,000	705,088
4.050%, 12/01/23	1,054,000	1,085,703

		8,137,720

Healthcare-Products—0.2%
Baxter International, Inc. 1.850%, 06/15/18	431,000	428,425
Becton Dickinson & Co. 2.675%, 12/15/19	145,000	145,789
3.734%, 12/15/24	184,000	185,569
Medtronic, Inc. 3.150%, 03/15/22	775,000	783,461
4.375%, 03/15/35	956,000	966,365
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	551,000	549,052
4.150%, 02/01/24	1,030,000	1,069,841

		4,128,502

Healthcare-Services—0.2%
Aetna, Inc. 6.625%, 06/15/36	297,000	356,420
Anthem, Inc. 2.300%, 07/15/18	751,000	749,584
3.500%, 08/15/24	1,035,000	1,010,556
4.650%, 08/15/44	324,000	308,802
5.950%, 12/15/34	272,000	302,632
Laboratory Corp. of America Holdings 3.200%, 02/01/22	682,000	669,333
Quest Diagnostics, Inc. 4.750%, 01/30/20	400,000	423,995
Roche Holdings, Inc. 3.350%, 09/30/24 (144A)	660,000	675,489
Texas Health Resources 4.330%, 11/15/55	250,000	239,347
UnitedHealth Group, Inc. 2.875%, 03/15/23	250,000	247,343
5.800%, 03/15/36	375,000	442,497

		5,425,998

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	1,179,592

Household Products/Wares—0.0%
Kimberly-Clark Corp. 2.400%, 06/01/23	600,000	577,699

Insurance—0.9%
ACE INA Holdings, Inc. 2.700%, 03/13/23	400,000	390,734
2.875%, 11/03/22	260,000	258,027
3.150%, 03/15/25	131,000	129,469
3.350%, 05/15/24	435,000	439,115
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	1,000,000	1,283,543
Allstate Corp. (The) 3.150%, 06/15/23	407,000	406,685
American International Group, Inc. 3.875%, 01/15/35	259,000	228,446
4.125%, 02/15/24	868,000	891,359
Aon plc 3.500%, 06/14/24	935,000	912,581
Berkshire Hathaway Finance Corp. 3.000%, 05/15/22 (d)	1,000,000	1,016,991
4.300%, 05/15/43	831,000	814,940
Berkshire Hathaway, Inc. 3.400%, 01/31/22	627,000	660,800
CNA Financial Corp. 6.950%, 01/15/18	550,000	598,592
7.350%, 11/15/19	500,000	575,664
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	700,000	748,667
Liberty Mutual Insurance Co. 7.875%, 10/15/26 (144A)	500,000	602,437
8.500%, 05/15/25 (144A)	300,000	372,655

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Lincoln National Corp. 6.250%, 02/15/20	800,000	$898,934
8.750%, 07/01/19	350,000	420,355
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	453,000	449,044
3.500%, 03/10/25	621,000	611,359
Massachusetts Mutual Life Insurance Co. 5.625%, 05/15/33 (144A)	720,000	799,921
7.625%, 11/15/23 (144A)	550,000	675,324
MassMutual Global Funding II 5.250%, 07/31/18 (144A)	880,000	945,186
Nationwide Mutual Insurance Co. 8.250%, 12/01/31 (144A)	1,000,000	1,298,223
New York Life Global Funding 0.800%, 02/12/16 (144A)	600,000	600,004
1.125%, 03/01/17 (144A)	317,000	316,863
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A)	650,000	944,228
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	1,678,000	1,659,495
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	2,150,000	2,742,566
XLIT, Ltd. 6.375%, 11/15/24	921,000	1,073,607

		23,765,814

Internet—0.2%
Amazon.com, Inc. 3.800%, 12/05/24	1,020,000	1,061,065
4.800%, 12/05/34	815,000	858,093
eBay, Inc. 2.600%, 07/15/22	1,990,000	1,852,354
4.000%, 07/15/42	700,000	553,172

		4,324,684

Iron/Steel—0.0%
Nucor Corp. 4.000%, 08/01/23	1,049,000	1,017,099

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 1.300%, 03/01/18	500,000	496,798
2.750%, 08/20/21	360,000	357,994
3.250%, 12/01/24	393,000	389,669
3.750%, 11/24/23	769,000	799,995
7.150%, 02/15/19	1,000,000	1,145,921

		3,190,377

Machinery-Diversified—0.1%
Deere & Co. 8.100%, 05/15/30	600,000	844,793
John Deere Capital Corp. 1.125%, 06/12/17	700,000	698,610

Machinery-Diversified—(Continued)
Roper Technologies, Inc. 3.000%, 12/15/20	125,000	124,481

		1,667,884

Media—1.1%
21st Century Fox America, Inc. 3.000%, 09/15/22	700,000	689,795
6.550%, 03/15/33	370,000	421,679
6.900%, 03/01/19	900,000	1,022,252
CBS Corp. 3.700%, 08/15/24	874,000	849,970
4.900%, 08/15/44	135,000	122,839
5.500%, 05/15/33	255,000	251,898
5.900%, 10/15/40	125,000	129,364
CCO Safari LLC 4.464%, 07/23/22 (144A)	674,000	671,648
6.384%, 10/23/35 (144A)	275,000	277,841
6.834%, 10/23/55 (144A)	400,000	394,094
Comcast Corp. 3.125%, 07/15/22	1,000,000	1,016,267
4.200%, 08/15/34	556,000	550,769
4.250%, 01/15/33	1,880,000	1,847,335
COX Communications, Inc. 2.950%, 06/30/23 (144A)	690,000	607,831
3.250%, 12/15/22 (144A)	1,010,000	917,800
4.800%, 02/01/35 (144A)	1,100,000	909,986
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.800%, 03/15/22	2,632,000	2,648,642
3.950%, 01/15/25	213,000	209,978
6.350%, 03/15/40	530,000	569,110
6.375%, 03/01/41	300,000	321,997
Discovery Communications LLC 3.300%, 05/15/22	625,000	589,229
4.375%, 06/15/21	1,240,000	1,270,743
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	198,820
Historic TW, Inc. 6.625%, 05/15/29	300,000	351,206
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	1,000,000	999,376
Sky plc 3.750%, 09/16/24 (144A)	431,000	420,947
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,035,825
Thomson Reuters Corp. 3.950%, 09/30/21	2,252,000	2,325,323
5.850%, 04/15/40	100,000	105,279
Time Warner Cable, Inc. 8.250%, 04/01/19	1,300,000	1,492,790
Time Warner, Inc. 3.550%, 06/01/24	1,050,000	1,030,306
4.000%, 01/15/22	1,570,000	1,626,558
4.050%, 12/15/23	450,000	459,143
7.625%, 04/15/31	826,000	1,022,052

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Viacom, Inc. 3.250%, 03/15/23	222,000	$202,699
3.875%, 12/15/21	380,000	373,582
4.850%, 12/15/34	420,000	343,010
6.875%, 04/30/36	348,000	344,729

		28,622,712

Mining—0.3%
BHP Billiton Finance USA, Ltd. 2.050%, 09/30/18	437,000	429,268
2.875%, 02/24/22	200,000	184,378
3.850%, 09/30/23	1,000,000	946,817
5.000%, 09/30/43	414,000	372,105
Freeport-McMoRan, Inc. 3.550%, 03/01/22	650,000	377,000
3.875%, 03/15/23	1,043,000	594,510
5.400%, 11/14/34	390,000	206,700
5.450%, 03/15/43	582,000	302,640
Placer Dome, Inc. 6.450%, 10/15/35	700,000	542,774
Rio Tinto Finance USA plc 3.500%, 03/22/22	1,800,000	1,696,622
Teck Resources, Ltd. 3.750%, 02/01/23 (d)	257,000	118,862
4.750%, 01/15/22	2,063,000	1,000,555

		6,772,231

Miscellaneous Manufacturing—0.2%
Eaton Corp. 6.950%, 03/20/19	282,000	321,344
General Electric Co. 3.375%, 03/11/24	393,000	406,719
Illinois Tool Works, Inc. 1.950%, 03/01/19	252,000	252,265
Ingersoll-Rand Global Holding Co., Ltd. 2.875%, 01/15/19	400,000	404,010
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	320,000	315,303
Parker-Hannifin Corp. 3.300%, 11/21/24	143,000	144,230
4.450%, 11/21/44	333,000	346,086
Siemens Financieringsmaatschappij NV 5.750%, 10/17/16 (144A)	820,000	849,220
6.125%, 08/17/26 (144A)	800,000	980,931

		4,020,108

Multi-National—0.1%
African Development Bank 8.800%, 09/01/19	1,275,000	1,554,256

Office/Business Equipment—0.0%
Xerox Corp. 6.750%, 02/01/17	800,000	838,339

Oil & Gas—1.8%
Anadarko Finance Co. 7.500%, 05/01/31	805,000	855,425
Anadarko Holding Co. 7.150%, 05/15/28	949,000	970,218
Anadarko Petroleum Corp. 8.700%, 03/15/19	1,600,000	1,817,843
Apache Corp. 3.250%, 04/15/22	870,000	828,622
5.100%, 09/01/40	650,000	555,629
BP Capital Markets plc 1.375%, 11/06/17	500,000	497,065
1.375%, 05/10/18	518,000	510,575
3.245%, 05/06/22	1,475,000	1,456,617
3.535%, 11/04/24	300,000	291,789
3.814%, 02/10/24 (d)	650,000	649,661
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	500,000	486,313
3.900%, 02/01/25 (d)	512,000	446,722
6.250%, 03/15/38	200,000	182,036
Cenovus Energy, Inc. 3.000%, 08/15/22	660,000	585,345
6.750%, 11/15/39	600,000	570,532
Chevron Corp. 2.355%, 12/05/22	690,000	658,875
3.191%, 06/24/23 (d)	425,000	427,260
CNOOC Finance 2013, Ltd. 1.125%, 05/09/16	400,000	399,327
3.000%, 05/09/23	848,000	793,700
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	393,000	384,179
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	801,774
Devon Energy Corp. 4.000%, 07/15/21	300,000	274,699
Devon Financing Corp. LLC 7.875%, 09/30/31	886,000	908,736
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	779,000	472,922
Ecopetrol S.A. 4.125%, 01/16/25	433,000	346,400
Ensco plc 4.700%, 03/15/21	450,000	362,331
5.200%, 03/15/25	228,000	162,261
5.750%, 10/01/44	185,000	121,950
EOG Resources, Inc. 4.100%, 02/01/21	880,000	928,341
Exxon Mobil Corp. 2.397%, 03/06/22	945,000	930,466
Korea National Oil Corp. 3.125%, 04/03/17 (144A) (d)	426,000	432,539
Marathon Oil Corp. 3.850%, 06/01/25 (d)	900,000	724,363
6.600%, 10/01/37	200,000	171,592
Marathon Petroleum Corp. 3.625%, 09/15/24	371,000	345,711

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Nabors Industries, Inc. 4.625%, 09/15/21	1,975,000	$1,622,976
5.000%, 09/15/20 (d)	300,000	263,212
Noble Energy, Inc. 4.150%, 12/15/21	500,000	484,570
5.050%, 11/15/44	360,000	290,664
5.625%, 05/01/21	420,000	410,839
5.875%, 06/01/22	320,000	304,416
Noble Holding International, Ltd. 4.000%, 03/16/18	48,000	43,465
5.250%, 03/15/42	600,000	332,675
6.050%, 03/01/41	200,000	119,585
Petro-Canada 5.950%, 05/15/35	210,000	210,548
9.250%, 10/15/21	243,000	309,667
Petrobras Global Finance B.V. 3.250%, 03/17/17	1,000,000	925,000
4.375%, 05/20/23 (d)	873,000	576,180
5.375%, 01/27/21 (d)	1,000,000	745,000
6.250%, 03/17/24	1,532,000	1,099,210
6.750%, 01/27/41	150,000	96,000
6.850%, 06/05/15	65,000	42,087
7.875%, 03/15/19 (d)	500,000	442,500
Petroleos Mexicanos 4.250%, 01/15/25 (144A) (d)	326,000	285,250
4.500%, 01/23/26 (144A) (d)	1,169,000	1,026,966
4.875%, 01/18/24	317,000	295,602
5.625%, 01/23/46 (144A)	738,000	564,718
6.375%, 01/23/45	918,000	776,978
Shell International Finance B.V. 3.400%, 08/12/23	420,000	417,579
4.300%, 09/22/19	800,000	852,640
6.375%, 12/15/38	600,000	709,321
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	1,246,000	1,288,430
Statoil ASA 1.150%, 05/15/18 (d)	389,000	382,602
2.650%, 01/15/24	393,000	367,605
3.250%, 11/10/24 (d)	399,000	391,335
6.700%, 01/15/18	180,000	197,292
7.250%, 09/23/27	1,040,000	1,333,444
Suncor Energy, Inc. 3.600%, 12/01/24	678,000	638,593
5.950%, 12/01/34	268,000	268,521
6.100%, 06/01/18	1,070,000	1,150,847
Talisman Energy, Inc. 7.750%, 06/01/19	800,000	862,082
Tosco Corp. 7.800%, 01/01/27	700,000	855,047
Total Capital Canada, Ltd. 0.701%, 01/15/16 (a)	154,000	153,998
Total Capital International S.A. 2.700%, 01/25/23	815,000	781,301
3.700%, 01/15/24	654,000	662,855

Oil & Gas—(Continued)
Transocean, Inc. 3.000%, 10/15/17 (d)	700,000	620,812
6.500%, 11/15/20	272,000	187,680
7.125%, 12/15/21 (d)	708,000	457,545

		44,199,455

Oil & Gas Services—0.2%
Cameron International Corp. 4.000%, 12/15/23	203,000	203,902
Halliburton Co. 4.850%, 11/15/35	170,000	167,001
6.750%, 02/01/27	650,000	764,375
7.450%, 09/15/39	200,000	255,761
8.750%, 02/15/21	350,000	433,010
Schlumberger Investment S.A. 2.400%, 08/01/22 (144A)	600,000	564,695
3.300%, 09/14/21 (144A)	650,000	649,893
3.650%, 12/01/23	614,000	622,920
Weatherford International, Ltd. 9.625%, 03/01/19	1,298,000	1,263,927

		4,925,484

Pharmaceuticals—0.4%
AbbVie, Inc. 3.200%, 11/06/22	156,000	153,556
4.500%, 05/14/35	290,000	284,083
Actavis Funding SCS 3.000%, 03/12/20	474,000	473,623
3.450%, 03/15/22	1,038,000	1,039,133
4.550%, 03/15/35	67,000	65,114
Actavis, Inc. 3.250%, 10/01/22	172,000	169,102
Baxalta, Inc. 5.250%, 06/23/45 (144A)	89,000	89,300
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	423,000	423,266
3.375%, 10/08/24 (144A)	472,000	475,359
Cardinal Health, Inc. 3.750%, 09/15/25	150,000	152,281
Express Scripts Holding Co. 3.500%, 06/15/24	300,000	295,557
3.900%, 02/15/22	900,000	924,464
Forest Laboratories LLC 5.000%, 12/15/21 (144A)	1,504,000	1,634,253
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	89,669
Medco Health Solutions, Inc. 4.125%, 09/15/20	800,000	839,279
Merck & Co., Inc. 2.350%, 02/10/22	343,000	336,777
2.800%, 05/18/23	625,000	621,906
3.700%, 02/10/45	60,000	55,407
Novartis Capital Corp. 3.400%, 05/06/24	863,000	890,951

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Pfizer, Inc. 3.000%, 06/15/23	1,100,000	$1,108,100
Sanofi 1.250%, 04/10/18	157,000	156,314
Zoetis, Inc. 1.875%, 02/01/18	93,000	91,757
4.700%, 02/01/43	26,000	22,698

		10,391,949

Pipelines—0.8%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	265,355
Boardwalk Pipelines L.P. 4.950%, 12/15/24	233,000	202,600
Buckeye Partners L.P. 2.650%, 11/15/18	400,000	384,817
4.875%, 02/01/21	600,000	583,600
5.850%, 11/15/43	75,000	57,932
Energy Transfer Partners L.P. 3.600%, 02/01/23	358,000	294,692
4.750%, 01/15/26	273,000	229,616
5.150%, 03/15/45	134,000	94,714
EnLink Midstream Partners L.P. 4.150%, 06/01/25	261,000	200,739
Enterprise Products Operating LLC 3.750%, 02/15/25	515,000	471,074
3.900%, 02/15/24	662,000	617,651
4.950%, 10/15/54	179,000	140,029
5.100%, 02/15/45	379,000	317,465
5.250%, 01/31/20	417,000	439,154
Gulf South Pipeline Co. L.P. 4.000%, 06/15/22	900,000	803,765
Magellan Midstream Partners L.P. 4.250%, 02/01/21	659,000	658,806
5.150%, 10/15/43	401,000	343,850
6.400%, 07/15/18	1,420,000	1,529,515
ONEOK Partners L.P. 3.375%, 10/01/22	140,000	113,557
3.800%, 03/15/20 (d)	145,000	137,826
4.900%, 03/15/25	1,000,000	842,238
6.650%, 10/01/36	950,000	785,306
Plains All American Pipeline L.P. / PAA Finance Corp. 2.600%, 12/15/19	176,000	156,075
2.850%, 01/31/23	975,000	804,240
3.600%, 11/01/24	900,000	722,011
4.900%, 02/15/45	814,000	585,412
Spectra Energy Capital LLC 3.300%, 03/15/23	308,000	263,507
5.650%, 03/01/20	2,200,000	2,311,459
6.750%, 07/15/18	218,000	234,414
8.000%, 10/01/19	1,000,000	1,137,301
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	233,000	201,517
4.400%, 04/01/21	270,000	261,649

Pipelines—(Continued)
Sunoco Logistics Partners Operations L.P. 4.950%, 01/15/43	394,000	281,769
5.300%, 04/01/44	200,000	148,846
5.350%, 05/15/45	633,000	470,058
TransCanada PipeLines, Ltd. 0.750%, 01/15/16	350,000	349,993
2.500%, 08/01/22	350,000	321,321
3.750%, 10/16/23	910,000	895,553
7.125%, 01/15/19	490,000	545,832
7.250%, 08/15/38	200,000	237,508

		19,442,766

Real Estate—0.0%
ProLogis L.P. 3.750%, 11/01/25	89,000	88,286
4.250%, 08/15/23	114,000	119,950

		208,236

Real Estate Investment Trusts—0.5%
American Tower Corp. 3.500%, 01/31/23	790,000	772,157
Boston Properties L.P. 3.850%, 02/01/23	800,000	816,378
4.125%, 05/15/21	500,000	523,700
Duke Realty L.P. 4.375%, 06/15/22	1,128,000	1,162,392
Equity Commonwealth 5.875%, 09/15/20	800,000	859,755
6.250%, 06/15/17	840,000	867,543
ERP Operating L.P. 2.375%, 07/01/19	538,000	539,422
4.625%, 12/15/21	250,000	271,320
4.750%, 07/15/20	578,000	624,345
HCP, Inc. 2.625%, 02/01/20	400,000	393,834
3.400%, 02/01/25	303,000	282,239
3.875%, 08/15/24	1,240,000	1,201,843
4.250%, 11/15/23	346,000	346,486
Simon Property Group L.P. 2.750%, 02/01/23	200,000	195,436
4.375%, 03/01/21	1,185,000	1,284,808
Ventas Realty L.P. 3.500%, 02/01/25	197,000	188,634
3.750%, 05/01/24	147,000	144,049
Ventas Realty L.P. / Ventas Capital Corp. 4.750%, 06/01/21	500,000	532,505
Welltower, Inc. 4.500%, 01/15/24	1,024,000	1,047,578
5.250%, 01/15/22	600,000	648,967

		12,703,391

Retail—0.4%
Advance Auto Parts, Inc. 4.500%, 01/15/22	1,001,000	1,030,305

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Bed Bath & Beyond, Inc. 4.915%, 08/01/34	1,479,000	$1,319,503
Costco Wholesale Corp. 2.250%, 02/15/22	687,000	674,212
CVS Health Corp. 5.300%, 12/05/43	303,000	325,447
CVS Pass-Through Trust 6.204%, 10/10/25 (144A)	773,348	832,390
Home Depot, Inc. (The) 2.625%, 06/01/22	700,000	699,269
3.750%, 02/15/24	586,000	623,840
4.250%, 04/01/46	207,000	211,614
4.400%, 03/15/45	143,000	147,799
Lowe’s Cos., Inc. 3.120%, 04/15/22	900,000	920,386
3.125%, 09/15/24	276,000	275,729
Macy’s Retail Holdings, Inc. 3.625%, 06/01/24	700,000	642,153
3.875%, 01/15/22	450,000	443,111
4.375%, 09/01/23	154,000	153,395
4.500%, 12/15/34	279,000	233,189
6.375%, 03/15/37	300,000	303,588
McDonald’s Corp. 4.700%, 12/09/35	84,000	83,689
6.300%, 10/15/37	152,000	178,304
Target Corp. 3.500%, 07/01/24	484,000	502,234
Wal-Mart Stores, Inc. 3.300%, 04/22/24 (d)	575,000	593,356
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	599,000	587,454
4.500%, 11/18/34	349,000	318,707

		11,099,674

Semiconductors—0.1%
Intel Corp. 3.700%, 07/29/25	260,000	268,932
4.000%, 12/15/32	1,000,000	995,276

		1,264,208

Software—0.3%
Intuit, Inc. 5.750%, 03/15/17	967,000	1,013,155
Microsoft Corp. 2.375%, 05/01/23	540,000	524,207
3.500%, 02/12/35	296,000	273,577
3.625%, 12/15/23	711,000	747,166
4.000%, 02/12/55	310,000	278,464
Oracle Corp. 2.500%, 10/15/22	3,410,000	3,330,093
4.300%, 07/08/34	857,000	852,551
5.750%, 04/15/18	400,000	436,452
6.500%, 04/15/38	300,000	376,228

		7,831,893

Telecommunications—1.4%
America Movil S.A.B. de C.V. 1.502%, 09/12/16 (a)	1,700,000	1,699,978
3.125%, 07/16/22	600,000	589,571
5.000%, 03/30/20	1,000,000	1,085,131
AT&T, Inc. 3.000%, 02/15/22	3,440,000	3,372,156
3.000%, 06/30/22	991,000	967,235
3.875%, 08/15/21	350,000	361,085
4.450%, 05/15/21	350,000	372,524
4.500%, 05/15/35	726,000	671,449
4.750%, 05/15/46	296,000	271,016
6.300%, 01/15/38	200,000	218,863
BellSouth LLC 6.875%, 10/15/31	114,000	124,678
Cisco Systems, Inc. 3.000%, 06/15/22	278,000	282,738
3.625%, 03/04/24	700,000	730,291
5.900%, 02/15/39	900,000	1,097,795
Crown Castle Towers LLC 6.113%, 01/15/20 (144A)	1,000,000	1,090,655
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17 (144A)	400,000	402,491
8.750%, 06/15/30	500,000	693,220
Embarq Corp. 7.082%, 06/01/16	747,000	758,653
Orange S.A. 9.000%, 03/01/31	400,000	564,572
Qwest Corp. 6.875%, 09/15/33	587,000	563,283
Rogers Communications, Inc. 4.100%, 10/01/23	736,000	758,357
8.750%, 05/01/32	940,000	1,270,767
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	210,000	214,074
5.134%, 04/27/20	551,000	601,612
6.421%, 06/20/16	500,000	511,491
Verizon Communications, Inc. 1.350%, 06/09/17	889,000	886,434
2.625%, 02/21/20	263,000	263,914
3.000%, 11/01/21	1,564,000	1,559,604
4.400%, 11/01/34	963,000	888,492
4.500%, 09/15/20	1,068,000	1,147,467
4.522%, 09/15/48	369,000	329,996
4.600%, 04/01/21	1,500,000	1,612,253
4.672%, 03/15/55	339,000	294,320
4.862%, 08/21/46	1,719,000	1,627,422
5.050%, 03/15/34	1,124,000	1,119,861
5.150%, 09/15/23	2,177,000	2,393,233
6.400%, 09/15/33	44,000	50,128
Verizon New England, Inc. 7.875%, 11/15/29	1,000,000	1,234,845
Verizon Pennsylvania LLC 6.000%, 12/01/28	260,000	273,945
8.750%, 08/15/31	1,300,000	1,567,436
Vodafone Group plc 1.500%, 02/19/18	300,000	296,667

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Vodafone Group plc 6.150%, 02/27/37	500,000	$493,402

		35,313,104

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	300,000	299,736
7.950%, 08/15/30	1,185,000	1,645,382
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	1,036,147
Canadian Pacific Railway Co. 4.500%, 01/15/22	300,000	319,067
6.500%, 05/15/18	680,000	743,901
7.125%, 10/15/31	872,000	1,079,800
CSX Corp. 6.000%, 10/01/36	300,000	339,792
7.900%, 05/01/17	1,000,000	1,082,030
FedEx Corp. 3.900%, 02/01/35	382,000	347,731
Norfolk Southern Corp. 3.850%, 01/15/24	679,000	691,446
Ryder System, Inc. 2.450%, 09/03/19	555,000	546,752
3.500%, 06/01/17	485,000	495,490
Union Pacific Corp. 3.750%, 03/15/24	650,000	681,925

		9,309,199

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 06/15/19 (144A)	175,000	172,142
2.875%, 07/17/18 (144A)	80,000	80,503
3.375%, 02/01/22 (144A)	848,000	823,397
4.250%, 01/17/23 (144A)	948,000	953,871

		2,029,913

Water—0.1%
American Water Capital Corp. 3.400%, 03/01/25	319,000	324,090
3.850%, 03/01/24	1,130,000	1,186,132

		1,510,222

Total Corporate Bonds & Notes (Cost $563,760,875)		536,544,025

Asset-Backed Securities—8.0%

Asset-Backed - Automobile—2.5%
Ally Auto Receivables Trust 0.630%, 05/15/17	99,187	99,157
0.790%, 01/15/18	742,996	742,293
0.930%, 06/20/17	844,614	843,152
1.030%, 09/20/17	660,000	658,264

Asset-Backed - Automobile—(Continued)
Ally Auto Receivables Trust 1.210%, 12/20/17	396,000	394,290
1.240%, 11/15/18	405,000	403,868
American Credit Acceptance Receivables Trust 1.430%, 08/12/19 (144A)	466,485	464,708
1.450%, 04/16/18 (144A)	7,145	7,144
2.260%, 03/10/20 (144A)	1,134,623	1,134,870
AmeriCredit Automobile Receivables Trust 0.900%, 09/10/18	241,072	240,721
BMW Vehicle Owner Trust 0.670%, 11/27/17	284,593	284,106
Carfinance Capital Auto Trust 1.440%, 11/16/20 (144A)	1,981,034	1,959,292
1.460%, 12/17/18 (144A)	324,245	323,747
1.750%, 11/15/17 (144A)	14,043	14,037
1.750%, 06/15/21 (144A)	844,080	838,812
2.720%, 04/15/20 (144A)	375,000	374,215
2.750%, 11/15/18 (144A)	434,449	436,080
CarMax Auto Owner Trust 0.600%, 10/16/17	108,433	108,315
0.800%, 07/16/18	416,876	415,845
0.980%, 01/15/19	5,472,000	5,453,544
1.280%, 05/15/19	275,000	273,383
CarNow Auto Receivables Trust 1.890%, 11/15/18 (144A)	981,806	979,950
CPS Auto Receivables Trust 1.110%, 11/15/18 (144A)	2,261,464	2,244,931
1.210%, 08/15/18 (144A)	308,809	307,860
1.310%, 02/15/19 (144A)	2,052,274	2,037,117
1.310%, 06/15/20 (144A)	516,028	510,813
1.490%, 04/15/19 (144A)	1,012,670	1,005,100
1.530%, 07/15/19 (144A)	783,349	777,659
1.540%, 07/16/18 (144A)	825,675	823,512
1.640%, 04/16/18 (144A)	570,095	568,852
1.820%, 09/15/20 (144A)	780,904	779,573
3.770%, 08/17/20 (144A)	558,000	548,666
4.000%, 02/16/21 (144A)	223,000	219,183
4.350%, 11/16/20 (144A)	450,000	447,750
Credit Acceptance Auto Loan Trust 1.550%, 10/15/21 (144A)	1,400,000	1,394,106
Drive Auto Receivables Trust 4.120%, 07/15/22 (144A)	1,177,000	1,165,189
DT Auto Owner Trust 0.980%, 04/16/18 (144A)	520,058	519,046
Exeter Automobile Receivables Trust 1.060%, 08/15/18 (144A)	438,271	437,066
1.290%, 05/15/18 (144A)	217,359	217,191
1.320%, 01/15/19 (144A)	1,321,456	1,316,260
2.770%, 11/15/19 (144A)	556,000	555,966
3.260%, 12/16/19 (144A)	335,000	329,877
Fifth Third Auto Trust 0.570%, 05/15/17	127,701	127,600
0.880%, 10/16/17	557,867	557,746
First Investors Auto Owner Trust 0.900%, 10/15/18 (144A)	28,488	28,463
1.060%, 11/15/18 (144A)	338,649	338,269

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
First Investors Auto Owner Trust 1.670%, 11/16/20 (144A)	276,000	$274,284
Flagship Credit Auto Trust 1.210%, 04/15/19 (144A)	524,545	522,053
1.320%, 04/16/18 (144A)	290,616	290,296
1.430%, 12/16/19 (144A)	1,080,306	1,073,412
1.630%, 06/15/20 (144A)	975,736	965,381
1.940%, 01/15/19 (144A)	570,996	570,392
2.550%, 02/18/20 (144A)	245,000	243,528
2.840%, 11/16/20 (144A)	892,000	888,452
3.950%, 12/15/20 (144A)	440,000	434,457
Ford Credit Auto Lease Trust 0.890%, 09/15/17	1,391,000	1,388,846
0.960%, 10/15/16	302,675	302,633
1.100%, 11/15/17	484,000	482,515
Ford Credit Auto Owner Trust 0.900%, 10/15/18	890,000	888,479
GM Financial Automobile Leasing Trust 1.100%, 12/20/17	1,158,647	1,156,451
1.530%, 09/20/18	599,000	596,089
1.730%, 06/20/19	503,000	500,011
Harley Davidson Motorcycle Trust 0.650%, 07/16/18	392,280	391,910
Honda Auto Receivables Owner Trust 0.530%, 02/16/17	293,708	293,514
0.690%, 09/18/17	863,602	862,705
0.770%, 03/19/18	2,124,784	2,118,856
1.040%, 02/18/20	700,000	698,015
Hyundai Auto Receivables Trust 0.560%, 07/17/17	34,963	34,950
0.750%, 09/17/18	600,000	598,907
0.900%, 12/17/18	5,449,556	5,437,914
Nissan Auto Lease Trust 0.800%, 02/15/17	582,000	581,476
Nissan Auto Receivables Owner Trust 1.110%, 05/15/19	400,000	398,779
Santander Drive Auto Receivables Trust 3.010%, 04/16/18	696,772	698,887
Skopos Auto Receivables Trust 3.550%, 02/15/20 (144A)	484,772	484,028
SNAAC Auto Receivables Trust 1.030%, 09/17/18 (144A)	109,470	109,422
Tidewater Auto Receivables Trust 1.400%, 07/15/18 (144A)	1,417,681	1,416,049
1.850%, 12/15/18 (144A)	2,406,000	2,402,321
Toyota Auto Receivables Owner Trust 0.550%, 01/17/17	104,025	103,981
Volkswagen Auto Lease Trust 0.870%, 06/20/17	409,401	408,613
World Omni Auto Receivables Trust 0.830%, 08/15/18	544,479	543,391
1.320%, 01/15/20	476,000	474,089

		62,342,674

Asset-Backed - Credit Card—0.1%
Discover Card Execution Note Trust 1.040%, 04/15/19	1,080,000	1,079,457

Asset-Backed - Home Equity—0.0%
Asset-Backed Securities Corp. Home Equity Loan Trust 1.172%, 02/25/35 (a)	520,049	509,904

Asset-Backed - Other—5.3%
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	1,235,042	1,212,079
4.290%, 10/17/36 (144A)	300,000	298,853
4.596%, 12/17/36 (144A)	250,000	242,782
5.639%, 04/17/52 (144A)	500,000	482,266
6.231%, 10/17/36 (144A)	650,000	655,367
6.418%, 12/17/36 (144A)	300,000	306,089
American Tower Trust I 1.551%, 03/15/43 (144A)	1,145,000	1,118,124
3.070%, 03/15/48 (144A)	1,920,000	1,880,044
Axis Equipment Finance Receivables II LLC 1.750%, 03/20/17 (144A)	254,288	253,959
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	1,050,551	1,027,508
Carlyle Global Market Strategies Commodities Funding, Ltd. 2.221%, 10/15/21 (144A) (a) (f)	2,686,667	2,657,114
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) (a) (f) (g)	1,078,519	312,770
Consumer Credit Origination Loan Trust 2.820%, 03/15/21 (144A)	644,654	644,556
FirstKey Lending Trust 2.553%, 03/09/47 (144A)	2,103,537	2,060,229
3.417%, 03/09/47 (144A)	1,442,000	1,419,033
Ford Credit Floorplan Master Owner Trust 0.711%, 01/15/18 (a)	725,000	725,000
GLC II Trust 4.000%, 12/18/20 (144A)	2,297,409	2,298,098
GLC Trust 3.000%, 07/15/21 (144A)	1,897,406	1,892,283
GMAT Trust 3.967%, 11/25/43 (144A)	818,883	827,314
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	1,079,216	1,069,667
John Deere Owner Trust 0.600%, 03/15/17	377,008	376,785
KGS-Alpha SBA COOF Trust 1.514%, 03/25/39 (144A) (a) (b)	8,022,870	423,708
3.101%, 04/25/40 (144A) (a) (b)	2,354,257	322,239
LV Tower 52 Issuer LLC 5.500%, 07/15/19 (144A) (f)	1,618,281	1,583,164
7.500%, 07/15/19 (144A) (f)	1,123,125	1,080,109
Nationstar Agency Advance Funding Trust 1.892%, 02/18/48 (144A)	115,000	112,746
Nationstar HECM Loan Trust 3.000%, 11/25/25 (144A)	1,343,757	1,342,414
4.000%, 11/25/25 (144A)	786,000	785,214

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Navitas Equipment Receivables LLC 1.950%, 11/15/16 (144A)	126,156	$126,071
Normandy Mortgage Loan Co. LLC 4.949%, 09/16/43 (144A)	605,531	604,623
NRPL Trust 3.875%, 11/01/54 (144A)	1,334,311	1,327,191
NRZ Advance Receivables Trust Advance Receivables Backed 3.196%, 11/15/47 (144A)	4,000,000	3,987,455
4.266%, 11/15/46 (144A)	2,000,000	1,997,170
NYMT Residential LLC 4.850%, 09/25/18 (144A) (f)	815,296	815,296
Oak Hill Advisors Residential Loan Trust 3.352%, 04/25/54 (144A)	2,384,404	2,370,482
3.475%, 01/25/55 (144A)	1,492,756	1,485,486
4.000%, 04/25/54 (144A)	857,000	844,658
4.000%, 01/25/55 (144A)	1,169,000	1,137,846
Ocwen Master Advance Receivables Trust 3.211%, 11/15/47 (144A)	2,934,000	2,925,159
4.196%, 11/15/47 (144A)	487,000	486,951
4.258%, 11/15/46 (144A)	563,000	562,944
4.687%, 11/15/47 (144A)	1,000,000	998,451
OnDeck Asset Securitization Trust 3.150%, 05/17/18 (144A)	2,602,000	2,599,508
OneMain Financial Issuance Trust 2.430%, 06/18/24 (144A)	2,744,000	2,734,532
2.470%, 09/18/24 (144A)	5,049,000	5,039,053
3.020%, 09/18/24 (144A)	1,864,000	1,855,127
3.190%, 03/18/26 (144A)	2,877,000	2,859,163
3.240%, 06/18/24 (144A)	321,000	319,426
3.850%, 03/18/26 (144A)	450,000	455,103
PFS Tax Lien Trust 1.440%, 04/15/16 (144A)	451,757	450,116
Progreso Receivables Funding II LLC 3.500%, 07/08/19 (144A)	3,500,000	3,503,318
Progreso Receivables Funding III LLC 3.625%, 02/08/20 (144A)	2,648,000	2,642,659
5.500%, 02/08/20 (144A)	680,000	678,767
Purchasing Power Funding LLC 4.750%, 12/15/19 (144A)	2,000,000	1,991,746
RBSHD Trust 4.685%, 10/25/47 (144A) (f)	1,199,549	1,199,654
Selene Non-Performing Loans LLC 2.981%, 05/25/54 (144A)	955,808	944,900
SpringCastle America Funding LLC 2.700%, 05/25/23 (144A)	5,988,599	5,975,370
4.610%, 10/25/27 (144A)	1,750,000	1,753,323
Springleaf Funding Trust 2.410%, 12/15/22 (144A)	5,066,000	5,051,610
3.160%, 11/15/24 (144A)	2,305,000	2,288,552
3.450%, 12/15/22 (144A)	496,000	494,821
3.620%, 11/15/24 (144A)	725,000	717,181
3.920%, 01/16/23 (144A)	2,500,000	2,501,425
4.820%, 01/16/23 (144A)	2,000,000	2,000,155
Stanwich Mortgage Loan Co. LLC 3.228%, 04/16/59 (144A)	476,429	473,304

Asset-Backed - Other—(Continued)
Sunset Mortgage Loan Co. LLC 3.721%, 11/16/44 (144A)	2,687,006	2,673,571
Trafigura Securitisation Finance plc 1.281%, 10/15/21 (144A) (a) (f)	3,188,000	3,174,903
Truman Capital Mortgage Loan Trust 3.125%, 04/25/53 (144A)	673,471	670,866
3.125%, 06/25/54 (144A)	89,640	89,442
3.228%, 07/25/53 (144A)	1,021,582	1,018,047
4.000%, 06/25/54 (144A)	877,000	859,109
U.S. Residential Opportunity Fund II Trust 3.721%, 02/27/35 (144A)	1,287,134	1,280,800
U.S. Residential Opportunity Fund Trust 3.721%, 01/27/35 (144A)	1,635,459	1,624,834
Vericrest Opportunity Loan Trust 3.375%, 10/25/58 (144A)	2,293,405	2,253,520
Vericrest Opportunity Loan Trust X LLC 3.375%, 10/26/54 (144A)	749,827	742,678
Vericrest Opportunity Loan Trust XIX LLC 3.875%, 04/25/55 (144A)	1,465,228	1,458,521
Vericrest Opportunity Loan Trust XXII LLC 3.500%, 02/25/55 (144A)	1,651,193	1,628,849
4.250%, 02/25/55 (144A)	499,121	480,883
Vericrest Opportunity Loan Trust XXIV LLC
3.500%, 02/25/55 (144A)	2,741,037	2,709,985
Vericrest Opportunity Loan Trust XXVI LLC 3.125%, 09/25/43 (144A)	3,299,141	3,289,018
4.250%, 09/25/43 (144A)	1,380,166	1,370,473
Vericrest Opportunity Loan Trust XXVII LLC 3.375%, 08/27/57 (144A)	3,424,344	3,397,777
Vericrest Opportunity Loan Trust XXX LLC 3.625%, 10/25/57 (144A)	2,398,369	2,390,539
Vericrest Opportunity Loan Trust XXXI LLC 3.375%, 02/25/55 (144A)	1,941,213	1,914,064
Vericrest Opportunity Loan Trust XXXIII LLC 3.500%, 03/25/55 (144A)	2,312,033	2,271,627
VML LLC 3.875%, 04/27/54 (144A) (a)	721,620	717,749
Westgate Resorts LLC 2.250%, 08/20/25 (144A)	638,876	638,454

		132,263,819

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust 1.222%, 12/27/22 (144A) (a)	882,405	878,479
1.222%, 12/26/44 (144A) (a)	1,410,744	1,388,728

		2,267,207

Total Asset-Backed Securities (Cost $200,399,769)		198,463,061

Mortgage-Backed Securities—5.9%

Collateralized Mortgage Obligations—2.8%
AJAX Mortgage Loan Trust 3.500%, 02/25/51 (144A) (a) (f)	316,196	313,332

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
AJAX Mortgage Loan Trust 3.750%, 03/25/52 (144A) (a) (f)	1,458,853	$1,449,377
3.750%, 10/25/57 (144A)	1,215,444	1,219,652
4.500%, 03/25/35 (144A) (f)	1,228,861	1,247,956
Banc of America Funding Trust 2.649%, 05/20/34 (a)	1,616,126	1,637,689
BCAP LLC 1.197%, 09/11/38 (144A) (a)	1,233,648	1,160,432
Bear Stearns ALT-A Trust 1.062%, 07/25/34 (a)	2,808,224	2,688,559
CAM Mortgage Trust 3.500%, 11/25/57 (144A) (a) (f)	244,469	244,568
Countrywide Alternative Loan Trust 1.102%, 08/25/34 (a)	1,291,334	1,279,808
FDIC Trust 4.500%, 10/25/18 (144A)	62,492	62,531
Global Mortgage Securitization, Ltd. 0.742%, 11/25/32 (144A) (a)	1,134,412	1,099,227
HarborView Mortgage Loan Trust 2.757%, 05/19/34 (a)	1,741,591	1,731,891
Homeowner Assistance Program Reverse Mortgage Loan Trust 4.000%, 05/26/53 (144A) (f)	2,642,896	2,600,610
Impac CMB Trust 1.162%, 11/25/34 (a)	4,136,567	3,899,168
JPMorgan Mortgage Trust 2.717%, 08/25/34 (a)	368,035	369,235
MASTR Asset Securitization Trust 5.500%, 12/25/33	1,136,556	1,203,519
Merrill Lynch Mortgage Investors Trust
0.882%, 04/25/29 (a)	909,050	872,653
0.922%, 05/25/29 (a)	1,886,517	1,833,836
1.042%, 10/25/28 (a)	1,011,236	966,417
1.062%, 10/25/28 (a)	1,686,742	1,645,253
1.313%, 01/25/29 (a)	1,180,241	1,107,985
Sequoia Mortgage Trust 1.002%, 12/20/34 (a)	2,351,653	2,281,378
1.042%, 01/20/34 (a)	1,169,629	1,116,562
1.062%, 07/20/33 (a)	1,432,114	1,345,614
1.082%, 10/20/34 (a)	2,444,476	2,332,750
1.162%, 04/20/33 (a)	1,265,391	1,211,508
Springleaf Mortgage Loan Trust 1.780%, 12/25/65 (144A) (a)	3,207,923	3,205,222
1.870%, 09/25/57 (144A) (a)	1,161,253	1,157,804
2.310%, 06/25/58 (144A) (a)	1,240,000	1,241,699
3.140%, 06/25/58 (144A) (a)	792,000	792,966
3.520%, 12/25/65 (144A) (a)	2,177,000	2,190,596
3.790%, 09/25/57 (144A) (a)	1,274,000	1,286,586
3.790%, 06/25/58 (144A) (a)	603,000	604,519
4.480%, 12/25/65 (144A) (a)	3,000,000	3,021,194
Structured Adjustable Rate Mortgage Loan Trust 2.546%, 06/25/34 (a)	1,077,462	1,074,863
Structured Asset Mortgage Investments II Trust 1.102%, 01/19/34 (a)	1,946,131	1,880,328
1.102%, 03/19/34 (a)	2,128,579	2,063,599

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments Trust 1.302%, 05/19/33 (a)	2,244,198	2,162,719
Structured Asset Securities Corp. Mortgage Loan Trust 1.022%, 10/25/27 (a)	498,392	487,029
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.613%, 11/25/33 (a)	1,281,710	1,263,089
Thornburg Mortgage Securities Trust 1.062%, 09/25/43 (a)	1,130,194	1,091,300
2.209%, 12/25/44 (a)	1,605,605	1,587,291
2.269%, 04/25/45 (a)	3,557,328	3,553,842
Wells Fargo Mortgage Loan Trust 2.847%, 08/27/37 (144A) (a)	472,593	465,504
Wells Fargo Mortgage-Backed Securities Trust 2.746%, 03/25/35 (a)	2,389,502	2,404,309

		68,455,969

Commercial Mortgage-Backed Securities—3.1%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	277,225	277,284
A10 Term Asset Financing LLC 1.720%, 04/15/33 (144A)	1,493,310	1,483,404
2.620%, 11/15/27 (144A)	1,815,358	1,819,064
3.020%, 04/15/33 (144A)	1,807,000	1,802,251
4.380%, 11/15/27 (144A)	425,000	425,365
ACRE Commercial Mortgage Trust 2.401%, 08/15/31 (144A) (a)	447,500	443,207
2.851%, 08/15/31 (144A) (a)	597,500	592,578
3.751%, 08/15/31 (144A) (a)	350,000	347,107
BAMLL Commercial Mortgage Securities Trust 4.214%, 08/15/46 (144A) (a)	1,200,000	1,127,183
Banc of America Commercial Mortgage Trust 5.492%, 02/10/51	1,907,376	1,975,558
5.629%, 04/10/49 (a)	1,000,000	1,032,195
5.889%, 07/10/44 (a)	1,483,996	1,491,831
BB-UBS Trust 2.892%, 06/05/30 (144A)	1,250,000	1,236,002
3.430%, 11/05/36 (144A)	2,950,000	2,934,698
Bear Stearns Commercial Mortgage Securities Trust 0.991%, 06/11/50 (144A) (a)	1,500,000	1,480,320
CGBAM Commercial Mortgage Trust 1.131%, 02/15/31 (144A) (a)	1,300,000	1,295,420
Citigroup Commercial Mortgage Trust 2.110%, 01/12/30 (144A)	541,372	542,100
Commercial Mortgage Pass-Through Certificates Zero Coupon, 07/10/45 (144A) (a) (b)	120,000,000	1,752,708
1.046%, 02/13/32 (144A) (a)	2,605,000	2,575,335
1.117%, 08/13/27 (144A) (a)	990,000	975,116
2.022%, 02/13/32 (144A) (a)	1,000,000	992,408
4.353%, 08/10/30 (144A)	3,000,000	3,194,086
Commercial Mortgage Trust 1.201%, 06/11/27 (144A) (a)	4,937,000	4,879,713

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Trust 2.365%, 02/10/29 (144A)	2,789,132	$2,807,331
2.987%, 04/12/35 (144A)	1,871,000	1,859,873
COOF Securitization Trust, Ltd. 2.973%, 06/25/40 (144A) (a) (b)	3,053,955	377,469
Credit Suisse Mortgage Capital Certificates
1.131%, 04/15/27 (144A) (a)	3,363,000	3,341,112
DBRR Trust 1.636%, 12/18/49 (144A) (a)	1,408,771	1,408,771
GS Mortgage Securities Corp. II 2.706%, 12/10/27 (144A)	276,414	278,701
GS Mortgage Securities Corp. Trust 2.318%, 01/10/30 (144A)	733,000	737,878
3.551%, 04/10/34 (144A)	3,500,000	3,597,041
GS Mortgage Securities Trust 5.308%, 08/10/44 (144A) (a)	500,000	500,764
Hilton Mortgage Trust 1.231%, 07/15/29 (144A) (a)	570,000	565,679
JPMorgan Chase Commercial Mortgage Securities Trust 5.716%, 02/15/51	2,951,190	3,082,368
KGS-Alpha SBA COOF Trust Zero Coupon, 08/25/38 (144A) (a) (b)	10,462,875	300,808
0.576%, 05/25/39 (144A) (a) (b)	9,129,398	184,015
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	785,987
LB-UBS Commercial Mortgage Trust 5.430%, 02/15/40	1,218,358	1,250,387
Morgan Stanley Bank of America Merrill Lynch Trust 3.669%, 02/15/47	3,000,000	3,104,668
Morgan Stanley Re-REMIC Trust 0.250%, 07/27/49 (144A)	1,500,000	1,360,650
2.000%, 07/27/49 (144A)	733,448	729,414
National Credit Union Administration Guaranteed Notes Trust 2.900%, 10/29/20	2,817,969	2,811,094
NCUA Guaranteed Notes Trust 2.650%, 10/29/20	1,631,784	1,634,778
NorthStar 2.272%, 08/25/29 (144A) (a)	914,430	913,058
5.422%, 08/25/29 (144A) (a)	880,000	879,472
ORES NPL LLC 3.081%, 09/25/25 (144A)	372,331	371,958
RAIT Trust 1.581%, 12/15/31 (144A) (a)	1,216,463	1,213,400
2.131%, 12/15/31 (144A) (a)	1,489,836	1,484,705
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	533,198
UBS-Barclays Commercial Mortgage Trust 3.244%, 04/10/46	2,228,000	2,233,137
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,379,232
3.808%, 12/13/29 (144A)	2,500,000	2,594,757
Wells Fargo Commercial Mortgage Trust 2.710%, 03/18/28 (144A) (a)	1,000,000	1,003,371

Commercial Mortgage-Backed Securities—(Continued)
WF-RBS Commercial Mortgage Trust 4.179%, 03/15/45 (144A) (a)	300,000	277,086

		78,277,095

Total Mortgage-Backed Securities (Cost $147,506,513)		146,733,064

Foreign Government—1.3%

Electric—0.1%
Hydro-Quebec 8.050%, 07/07/24	1,100,000	1,480,402
9.400%, 02/01/21	845,000	1,105,705

		2,586,107

Provincial—0.0%
Province of Quebec Canada 7.125%, 02/09/24	200,000	256,775

Sovereign—1.2%
Brazilian Government International Bonds 4.250%, 01/07/25	601,000	483,805
5.000%, 01/27/45	408,000	272,340
Colombia Government International Bonds 4.000%, 02/26/24	423,000	402,908
5.000%, 06/15/45	749,000	625,415
5.625%, 02/26/44	200,000	182,500
Israel Government AID Bonds Zero Coupon, 02/15/22	3,000,000	2,578,008
Zero Coupon, 11/01/22	8,000,000	6,689,848
Zero Coupon, 02/15/24	5,000,000	3,975,474
Zero Coupon, 02/15/25	2,000,000	1,527,320
Zero Coupon, 08/15/25	2,500,000	1,867,422
Mexico Government International Bonds 3.500%, 01/21/21 (d)	2,948,000	2,992,220
3.600%, 01/30/25	537,000	523,306
4.000%, 10/02/23	1,374,000	1,391,862
4.600%, 01/23/46	222,000	196,470
5.550%, 01/21/45	737,000	755,425
5.750%, 10/12/10	500,000	466,250
Panama Government International Bonds 4.000%, 09/22/24	323,000	323,000
Peruvian Government International Bonds 5.625%, 11/18/50	73,000	74,460
Poland Government International Bonds 4.000%, 01/22/24	930,000	978,360
South Africa Government International Bonds 5.375%, 07/24/44	1,077,000	969,300
5.875%, 09/16/25 (d)	384,000	392,529
Turkey Government International Bonds 4.250%, 04/14/26 (d)	455,000	426,586
5.750%, 03/22/24	500,000	528,260

		28,623,068

Total Foreign Government (Cost $32,528,182)		31,465,950

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—3.8%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—2.6%
State Street Navigator Securities Lending MET Portfolio (h)	64,801,806	$64,801,806

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $29,777,297 on 01/04/16, collateralized by $30,300,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $30,375,750.	29,777,198	29,777,198

Total Short-Term Investments (Cost $94,579,004)		94,579,004

Total Investments—102.2% (Cost $2,571,094,101) (i)		2,543,636,370
Other assets and liabilities (net)—(2.2)%		(53,951,367)

Net Assets—100.0%		$2,489,685,003

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Interest only security.
(c)	Principal only security.
(d)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $67,453,157 and the collateral received consisted of cash in the amount of $64,801,806 and non-cash collateral with a value of $4,193,719. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $16,678,853, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent less than 0.05% of net assets.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(i)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,590,560,644. The aggregate unrealized appreciation and depreciation of investments were $16,488,612 and $(63,412,886), respectively, resulting in net unrealized depreciation of $(46,924,274) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $340,343,717, which is 13.7% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
AJAX Mortgage Loan Trust 3.750%, 03/25/52	01/28/13	$1,458,853	$1,454,179	$1,449,377
AJAX Mortgage Loan Trust 4.500%, 03/25/35	03/20/13	1,228,861	1,223,884	1,247,956
AJAX Mortgage Loan Trust 3.500%, 02/25/51	11/15/13	316,196	314,088	313,332
CAM Mortgage Trust 3.500%, 11/25/57	10/02/14	244,469	244,469	244,568
Carlyle Global Market Strategies Commodities Funding, Ltd. 2.221%, 10/15/21	05/22/14	2,686,667	2,686,667	2,657,114
Conix Mortgage Asset Trust 4.704%, 12/25/47	05/16/13	1,078,519	1,078,519	312,770
Homeowner Assistance Program Reverse Mortgage Loan Trust 4.000%, 05/26/53	05/03/13	2,642,896	2,605,352	2,600,610
LV Tower 52 Issuer LLC 5.500%, 07/15/19	08/04/15	1,618,281	1,614,235	1,583,164
LV Tower 52 Issuer LLC 7.500%, 07/15/19	08/04/15	1,123,125	1,120,317	1,080,109
NYMT Residential LLC 4.850%, 09/25/18	09/18/13	815,296	815,296	815,296
RBSHD Trust 4.685%, 10/25/47	09/27/13	1,199,549	1,199,549	1,199,654
Trafigura Securitisation Finance plc 1.281%, 10/15/21	01/30/14	3,188,000	3,188,000	3,174,903

				$16,678,853

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,535,851,266	$—	$1,535,851,266
Total Corporate Bonds & Notes*	—	536,544,025	—	536,544,025
Asset-Backed Securities
Asset-Backed - Automobile	—	62,342,674	—	62,342,674
Asset-Backed - Credit Card	—	1,079,457	—	1,079,457
Asset-Backed - Home Equity	—	509,904	—	509,904
Asset-Backed - Other	—	131,951,049	312,770	132,263,819
Asset-Backed - Student Loan	—	2,267,207	—	2,267,207
Total Asset-Backed Securities	—	198,150,291	312,770	198,463,061
Total Mortgage-Backed Securities*	—	146,733,064	—	146,733,064
Total Foreign Government*	—	31,465,950	—	31,465,950
Short-Term Investments
Mutual Fund	64,801,806	—	—	64,801,806
Repurchase Agreement	—	29,777,198	—	29,777,198
Total Short-Term Investments	64,801,806	29,777,198	—	94,579,004
Total Investments	$64,801,806	$2,478,521,794	$312,770	$2,543,636,370

Collateral for Securities Loaned (Liability)	$—	$(64,801,806)	$—	$(64,801,806)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Depreciation	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Depreciation from Investments Still Held at December 31, 2015
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$3,003,984	$—	$(3,003,984)	$—	$—
Asset-Backed Securities
Asset-Backed - Other	571,615	(258,845)	—	312,770	(258,845)

Total	$3,575,599	$(258,845)	$(3,003,984)	$312,770	$(258,845)

U.S. Treasury & Government Agencies securities in the amount of $3,003,984 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$2,543,636,370
Receivable for:
Fund shares sold	218,641
Principal paydowns	79,548
Interest	12,286,850
Prepaid expenses	7,701

Total Assets	2,556,229,110
Liabilities
Collateral for securities loaned	64,801,806
Payables for:
Fund shares redeemed	395,834
Accrued Expenses:
Management fees	894,724
Distribution and service fees	102,631
Deferred trustees’ fees	81,937
Other expenses	267,175

Total Liabilities	66,544,107

Net Assets	$2,489,685,003

Net Assets Consist of:
Paid in surplus	$2,488,062,282
Undistributed net investment income	71,822,638
Accumulated net realized loss	(42,742,186)
Unrealized depreciation on investments	(27,457,731)

Net Assets	$2,489,685,003

Net Assets
Class A	$2,008,897,309
Class B	480,787,694
Capital Shares Outstanding*
Class A	195,395,102
Class B	46,862,984
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.28
Class B	10.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,571,094,101.
(b)	Includes securities loaned at value of $67,453,157.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Interest	$68,343,294
Securities lending income	118,061

Total investment income	68,461,355
Expenses
Management fees	15,850,919
Administration fees	68,687
Custodian and accounting fees	322,617
Distribution and service fees—Class B	1,249,396
Audit and tax services	69,677
Legal	42,618
Trustees’ fees and expenses	35,173
Shareholder reporting	77,187
Insurance	18,923
Miscellaneous	23,114

Total expenses	17,758,311
Less management fee waiver	(3,746,581)

Net expenses	14,011,730

Net Investment Income	54,449,625

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	3,061,745

Net change in unrealized depreciation on investments	(31,929,505)

Net realized and unrealized loss	(28,867,760)

Net Increase in Net Assets From Operations	$25,581,865

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$54,449,625	$52,514,319
Net realized gain	3,061,745	161,158
Net change in unrealized appreciation (depreciation)	(31,929,505)	95,676,838

Increase in net assets from operations	25,581,865	148,352,315

From Distributions to Shareholders
Net investment income
Class A	(59,272,338)	(34,600,639)
Class B	(11,593,407)	(6,562,590)
Net realized capital gains
Class A	0	(11,149,095)
Class B	0	(2,487,779)

Total distributions	(70,865,745)	(54,800,103)

Increase (decrease) in net assets from capital share transactions	(724,498,492)	783,721,196

Total increase (decrease) in net assets	(769,782,372)	877,273,408

Net Assets
Beginning of period	3,259,467,375	2,382,193,967

End of period	$2,489,685,003	$3,259,467,375

Undistributed net investment income
End of period	$71,822,638	$70,454,937

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,792,221	$18,999,971	77,503,411	$788,741,187
Reinvestments	5,782,667	59,272,338	4,494,080	45,749,734
Redemptions	(76,552,119)	(799,765,188)	(8,713,611)	(90,368,321)

Net increase (decrease)	(68,977,231)	$(721,492,879)	73,283,880	$744,122,600

Class B
Sales	5,422,555	$56,695,162	8,635,708	$89,182,373
Reinvestments	1,132,169	11,593,407	889,908	9,050,369
Redemptions	(6,862,862)	(71,294,182)	(5,683,580)	(58,634,146)

Net increase (decrease)	(308,138)	$(3,005,613)	3,842,036	$39,598,596

Increase (decrease) derived from capital shares transactions		$(724,498,492)		$783,721,196

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$10.47	$10.17	$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.20	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.13)	0.35	(0.41)

Total from investment operations	0.07	0.54	(0.29)

Less Distributions
Distributions from net investment income	(0.26)	(0.18)	(0.06)
Distributions from net realized capital gains	0.00	(0.06)	(0.04)

Total distributions	(0.26)	(0.24)	(0.10)

Net Asset Value, End of Period	$10.28	$10.47	$10.17

Total Return (%) (c)	0.71	5.36	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.57	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	0.44	0.44	(e)
Ratio of net investment income to average net assets (%)	1.93	1.82	1.62	(e)
Portfolio turnover rate (%)	9	10	68
Net assets, end of period (in millions)	$2,008.9	$2,766.8	$1,942.6

	Class B
	Year Ended December 31,
	2015	2014	2013(g)	2012	2011
Net Asset Value, Beginning of Period	$10.45	$10.15	$10.54	$10.36	$10.01

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.16	0.12	0.22	0.29
Net realized and unrealized gain (loss) on investments	(0.13)	0.35	(0.44)	0.28	0.28

Total from investment operations	0.05	0.51	(0.32)	0.50	0.57

Less Distributions
Distributions from net investment income	(0.24)	(0.15)	(0.03)	(0.27)	(0.22)
Distributions from net realized capital gains	0.00	(0.06)	(0.04)	(0.05)	(0.00	)(h)

Total distributions	(0.24)	(0.21)	(0.07)	(0.32)	(0.22)

Net Asset Value, End of Period	$10.26	$10.45	$10.15	$10.54	$10.36

Total Return (%) (c)	0.48	5.09	(3.04)	4.92	5.79

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.82	0.59	0.59
Net ratio of expenses to average net assets (%) (f)	0.69	0.69	0.69	0.59	0.59
Ratio of net investment income to average net assets (%)	1.69	1.58	1.21	2.09	2.81
Portfolio turnover rate (%)	9	10	68	11	8
Net assets, end of period (in millions)	$480.8	$492.7	$439.6	$480.9	$472.1

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.
(h)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-28

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-29

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

MIST-30

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $29,777,198, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(10,352,824)	$—	$—	$—	$(10,352,824)
Foreign Government	(3,237,230)	—	—	—	(3,237,230)
U.S. Treasury & Government Agencies	(51,211,752)	—	—	—	(51,211,752)
Total	$(64,801,806)	$—	$—	$—	$(64,801,806)
Total Borrowings	$(64,801,806)	$—	$—	$—	$(64,801,806)
Gross amount of recognized liabilities for securities lending transactions					$(64,801,806)

MIST-31

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$72,871,356	$169,876,744	$560,649,958	$358,378,485

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $15,850,919.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	ALL

MIST-32

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$70,865,745	$41,432,122	$—	$13,367,981	$70,865,745	$54,800,103

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$71,943,471	$—	$(46,924,272)	$(23,314,541)	$1,704,658

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no pre-enactment accumulated capital loss carryforwards and the post-enactment accumulated short-term capital losses were $2,477,616 and the post-enactment accumulated long-term capital losses were $20,836,925.

MIST-33

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-34

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Core Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JPMorgan Core Bond Portfolio, one of the portfolios constituting the Met Investors Series Trust as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Core Bond Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-35

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-36

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-37

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-38

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those

MIST-39

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

The Board took into account that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2015. The Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board also considered that the Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-40

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 0.89%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

The year 2015 was certainly eventful as Greece, weakness in crude oil prices, Chinese growth, emerging markets, and the endless speculation on when the Federal Reserve (the “Fed”) would finally raise interest rates dominated the headlines. There was a defensive tone in the markets as U.S. stocks represented by the S&P 500 Index finished the year with a slight gain of 1.4%, outperforming bonds which generated a modest return of 0.6% as represented by the Barclays U.S. Aggregate Bond Index.

Early in the year, the focus of market fears turned to Greece and a very close call, under the new Syriza government, on whether Greece would leave the European Union (the “EU”). Bond yields on other European sovereign debt remained low as Greek yields soared in the weeks leading up to an agreement, indicating that a mixture of European Central Bank assurances and economic progress in other peripheral countries meant that the EU and other European economies could survive a Greek exit if necessary.

Concerns over the scare in emerging markets and specifically Chinese growth intensified in the summer. While slower growth in China has been a theme for many years, the pace of the slowdown has been the subject of intense debate, with concerns surrounding a general weakness in homebuilding and exports. Many observers have become increasingly concerned about the growth in overall debt in China. These fears came to a head over the summer with a slide in the stock market and a surprise devaluation of the renminbi. However, Chinese government intervention succeeded in stabilizing the stock market and, after a small devaluation, the People’s Bank of China halted further renminbi declines. Despite the renewed volatility seen in the markets at year end, recent economic data on vehicle sales, home prices, retail sales, and industrial production continues to suggest some stabilization and the Chinese government is adapting its strategy to evolving markets.

The commodity price decline over the year is a clear indicator of the current dominance of developed market growth over emerging market growth. This price decline is most notable in energy related commodities as crude oil declined (-45.3%) during the year. Sharp price declines for bulk commodities such as iron ore (-22.6% in the fourth quarter) and metals like copper (-8.8% in the fourth quarter), together with the ongoing malaise in global manufacturing, reaffirm the bifurcation between goods-producing emerging economies and services-consuming developed economies.

The long-awaited Federal Reserve decision to raise U.S. interest rates came on December 16 when the Federal Open Market Committee decided to raise the target range for short-term interest rates by 0.25%, ending seven years of a near zero interest rate policy. This was a unanimous decision, based not only on the economic progress that has been made over the past few years, but also on the recognition that it takes time for changes in monetary policy to affect the underlying economy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment-grade fixed income, 20% to convertible debt securities, and 5% to commodities. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM is a proprietary quantitative de-risking framework that aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. By systematically reducing exposure to assets that are likely to experience sub-par returns, J.P. Morgan aims to deliver higher risk-adjusted returns and lower volatility relative to the Dow Jones Global Moderate Index and a traditional portfolio invested 60% in equity and 40% in fixed income markets.

Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended duration exposure is achieved through a 10-year interest rate swap. This extended duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting de-risking in commodities, developed international equities, and emerging markets equities. In addition, portfolio managers were expressing various tactical overweights and underweights. Through most of the year, allocations to cash and U.S. equities were above their respective Strategic Asset Allocation. The overweight equity positions were driven by numerous positive economic data points towards the end of 2014, particularly those from the U.S indicating a persistent economic recovery. The Portfolio also held a tactical underweight to commodities and emerging market equities in addition to the SEM de-risking of the asset class.

In the first quarter, negative momentum in commodities strengthened as prices continued to decline, and SEM fully de-risked the asset class in early January. The EAFE (Europe, Asia and the Far East) equities signal strengthened as European economic data improved and re-risked in February. The emerging markets equity signal was volatile over the quarter; SEM re-risked early in the quarter but de-risked after momentum dissipated later in the quarter. Overall, SEM activity had a muted impact on performance during the quarter; the de-risking in commodities was additive to performance, but the EAFE

MIST-1

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*—(Continued)

and emerging markets equity moves offset this contribution. In addition to the SEM activity, portfolio managers maintained tactical overweights to U.S. and relative-value positioning within EAFE equities through an overweight to Japanese and European ex-U.K. equities.

Over the second quarter, SEM fully re-risked emerging markets equities, leaving only commodities in de-risking mode. Commodities continued to gradually re-risk over the quarter due to strong performance although still ending the period at the third level of de-risking. SEM detracted from overall performance as emerging markets equities and commodities generated positive performance during the quarter. Tactically, the Portfolio expressed an overweight to long-dated U.S. fixed income and Australian fixed income while maintaining relative value positions in EAFE equities.

Markets exhibited elevated volatility throughout the third quarter amid concerns around weaker global growth, while timing of the anticipated U.S. Federal Reserve interest rate hike remained in focus. This heightened volatility and broad decline in risk asset performance was apparent as SEM ended the quarter at some level of de-risking in U.S. equities, EAFE equities, emerging markets equities, and commodities. This was beneficial to performance as commodities performed negatively during the period. From a contribution perspective, SEM experienced the largest quarterly impact to positive portfolio performance and held the largest combined de-risking position since the Portfolio’s inception.

U.S. equities re-risked in early October while EAFE equities, emerging markets equity, commodities, and fixed income continued to oscillate between various levels of de-risking during the fourth quarter as negative momentum and volatility remained heightened. As of the end of the quarter, four asset classes were exhibiting negative price momentum: EAFE equities, emerging market equities, fixed income, and commodities. Commodities ended the year fully de-risked while the other asset classes experienced much less pronounced negative momentum. SEM detracted from performance during the quarter due to the de-risking position in EAFE equities as the asset class generated positive performance over the three month period. In addition to the impact of SEM, the Portfolio maintained its tactical overweight to U.S. equities and moved more in line with the strategic asset allocation to duration.

For the one year period, the main drivers of outperformance versus the Dow Jones Moderate Index included security selection, tactical asset allocation, as well as extended duration exposure. Overall security selection contributed positively to performance; this was mostly due to the EAFE equity active allocations. The tactical overweight to U.S. equities throughout the majority of the year aided Portfolio performance. Additionally, the tactical underweight to commodities and emerging market equities through most of the year also contributed to performance as both asset classes experienced significant negative returns over the year. SEM contributed positively to performance for the period, primarily due to the lowered allocation to risk assets during the third quarter when markets broadly declined.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes, such as hedging, cash management, as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During 2015, the Portfolio utilized equity futures, Treasury futures and commodity futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the portfolio managers expected over the period.

At the end of December, the Portfolio held a neutral equity allocation with a tilt to domestic equities and an underweight to emerging markets equities. The Portfolio also maintained an underweight to commodities given negative momentum and a less constructive view of the asset class. Other allocations were generally in line with the Portfolio’s Strategic Asset Allocation with the exception of cash, which remained well above historical averages. The Portfolio maintained the strategic weight to fixed income as a hedge to risk asset exposure and a more agnostic approach to duration in order to balance risks in bond markets.

Michael Feser

Anne Lester

Jeffrey Geller

Nicole Goldberger

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	0.89	6.69
Dow Jones Moderate Index	-1.21	6.15

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Equity Sectors

% of Net Assets
Financials	8.7
Health Care	4.2
Information Technology	3.9
Consumer Staples	3.8
Consumer Discretionary	3.8

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	23.7
Cash & Cash Equivalents	23.3
Convertible Bonds	17.1
U.S. Treasury & Government Agencies	0.4
Municipals	0.1

Top Equity Holdings

% of Net Assets
Wells Fargo & Co., Series L	0.7
Roche Holding AG	0.5
British American Tobacco plc	0.4
AXA S.A.	0.4
Nippon Telegraph & Telephone Corp.	0.4

Top Fixed Income Issuers

% of Net Assets
Siemens Financieringsmaatschappij NV	0.9
America Movil S.A.B. de C.V.	0.9
Intel Corp.	0.9
Priceline Group, Inc. (The)	0.9
Gilead Sciences, Inc.	0.8

MIST-3

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	0.99%	$1,000.00	$992.80	$4.97
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—31.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Airbus Group SE	53,848	$3,615,542
BAE Systems plc	361,742	2,662,341
Honeywell International, Inc.	19,685	2,038,775
L-3 Communications Holdings, Inc.	6,727	803,944
Northrop Grumman Corp.	3,256	614,765
Thales S.A.	56,040	4,199,171
United Technologies Corp.	24,628	2,366,012

		16,300,550

Air Freight & Logistics—0.1%
FedEx Corp.	622	92,672
Yamato Holdings Co., Ltd. (a)	108,400	2,297,484

		2,390,156

Airlines—0.2%
Copa Holdings S.A. - Class A (a)	3,990	192,557
Delta Air Lines, Inc.	10,531	533,816
Japan Airlines Co., Ltd.	49,500	1,772,668
United Continental Holdings, Inc. (b)	16,368	937,887

		3,436,928

Auto Components—0.3%
Bridgestone Corp.	59,200	2,027,119
Continental AG	9,152	2,221,333
Magna International, Inc.	2,022	82,012
Sumitomo Electric Industries, Ltd.	50,900	717,201

		5,047,665

Automobiles—0.8%
Astra International Tbk PT	2,015,500	866,149
Bayerische Motoren Werke AG	18,359	1,933,542
Daimler AG	20,489	1,710,222
Ford Motor Co.	46,765	658,919
Geely Automobile Holdings, Ltd.	770,000	407,522
General Motors Co.	7,304	248,409
Hyundai Motor Co.	13,860	1,746,435
Mahindra & Mahindra, Ltd. (GDR)	97,070	1,863,744
Renault S.A.	19,876	1,992,471
Toyota Motor Corp.	66,000	4,051,083

		15,478,496

Banks—3.3%
Australia & New Zealand Banking Group, Ltd.	120,507	2,431,951
Banco Santander Chile (ADR)	32,060	565,538
Bank Central Asia Tbk PT	653,000	624,269
Bank of America Corp.	173,383	2,918,036
Bank Rakyat Indonesia Persero Tbk PT	1,227,600	1,003,412
Barclays plc	123,707	400,400
BB&T Corp.	2,545	96,226
BNP Paribas S.A.	76,230	4,314,923
Capitec Bank Holdings, Ltd.	13,750	478,251
Citigroup, Inc.	57,835	2,992,961
Credicorp, Ltd.	6,700	652,044
Fifth Third Bancorp	13,690	275,169

Banks—(Continued)
Grupo Financiero Banorte S.A.B. de C.V. - Class O	117,300	645,220
HDFC Bank, Ltd. (ADR)	94,280	5,807,648
HSBC Holdings plc	716,415	5,653,543
ING Groep NV	343,614	4,625,404
Intesa Sanpaolo S.p.A.	727,139	2,423,261
Itau Unibanco Holding S.A. (ADR)	120,154	782,203
KeyCorp	25,649	338,310
Lloyds Banking Group plc	2,353,658	2,533,288
Mitsubishi UFJ Financial Group, Inc.	918,100	5,682,024
Mizuho Financial Group, Inc.	950,800	1,898,019
Public Bank Bhd	107,000	461,066
Sberbank of Russia PJSC (ADR)	155,990	903,182
Siam Commercial Bank PCL (The)	275,600	915,220
Societe Generale S.A.	38,467	1,774,386
Sumitomo Mitsui Financial Group, Inc.	97,600	3,681,696
Sumitomo Mitsui Trust Holdings, Inc.	436,000	1,646,048
SVB Financial Group (b)	1,641	195,115
Turkiye Garanti Bankasi A/S	216,435	528,306
Wells Fargo & Co.	72,535	3,943,003

		61,190,122

Beverages—1.0%
Ambev S.A. (ADR)	252,650	1,126,819
Anheuser-Busch InBev S.A.	15,463	1,910,067
Boston Beer Co., Inc. (The) - Class A (a) (b)	915	184,748
Britvic plc	314,928	3,371,522
Coca-Cola Co. (The)	25,386	1,090,583
Coca-Cola Enterprises, Inc.	2,245	110,544
Constellation Brands, Inc. - Class A	6,393	910,619
Dr Pepper Snapple Group, Inc.	3,282	305,882
Molson Coors Brewing Co. - Class B	11,325	1,063,644
PepsiCo, Inc.	24,453	2,443,344
SABMiller plc	75,701	4,534,463
Suntory Beverage & Food, Ltd.	27,300	1,196,968
Tsingtao Brewery Co., Ltd. - Class H (a)	166,000	747,398

		18,996,601

Biotechnology—0.4%
Alexion Pharmaceuticals, Inc. (b)	4,255	811,641
Biogen, Inc. (b)	5,126	1,570,350
BioMarin Pharmaceutical, Inc. (b)	2,593	271,643
Celgene Corp. (b)	16,427	1,967,298
Gilead Sciences, Inc.	15,690	1,587,671
Vertex Pharmaceuticals, Inc. (b)	5,163	649,660

		6,858,263

Building Products—0.2%
Allegion plc	6,640	437,709
Daikin Industries, Ltd. (a)	29,700	2,161,497
Fortune Brands Home & Security, Inc. (a)	2,252	124,986
Masco Corp.	16,045	454,073

		3,178,265

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—0.8%
3i Group plc	368,249	$2,595,556
Ameriprise Financial, Inc.	1,592	169,421
Bank of New York Mellon Corp. (The)	4,501	185,531
BlackRock, Inc.	2,043	695,682
Charles Schwab Corp. (The)	29,126	959,119
Goldman Sachs Group, Inc. (The)	4,752	856,453
Henderson Group plc	211,308	955,203
Invesco, Ltd.	28,307	947,719
Morgan Stanley	46,311	1,473,153
Schroders plc	46,341	2,018,215
State Street Corp.	9,055	600,890
TD Ameritrade Holding Corp.	2,091	72,579
UBS Group AG	154,580	2,974,722

		14,504,243

Chemicals—0.3%
Axiall Corp. (a)	5,760	88,704
Chr Hansen Holding A/S	25,745	1,610,297
Dow Chemical Co. (The)	19,647	1,011,428
E.I. du Pont de Nemours & Co.	18,726	1,247,152
Eastman Chemical Co.	6,134	414,106
Linde AG	8,701	1,262,979
Mosaic Co. (The)	24,020	662,712
Sherwin-Williams Co. (The)	223	57,891

		6,355,269

Commercial Services & Supplies—0.1%
Rentokil Initial plc	689,399	1,616,335

Communications Equipment—0.2%
Cisco Systems, Inc.	44,683	1,213,367
Nokia Oyj	295,401	2,102,969
QUALCOMM, Inc.	3,052	152,554

		3,468,890

Construction & Engineering—0.1%
Fluor Corp.	15,692	740,976
Kajima Corp.	365,000	2,171,927

		2,912,903

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	2,253	307,715
Siam Cement PCL (The)	4,100	51,803
Siam Cement PCL (The) (NVDR)	57,200	727,111

		1,086,629

Consumer Finance—0.1%
Capital One Financial Corp.	4,899	353,610
Discover Financial Services	4,694	251,692
Synchrony Financial (b)	16,156	491,304

		1,096,606

Containers & Packaging—0.1%
Crown Holdings, Inc. (b)	12,561	636,843
WestRock Co.	9,013	411,173

		1,048,016

Distributors—0.0%
Imperial Holdings, Ltd.	18,920	144,719

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (b)	17,964	2,371,967
FirstRand, Ltd.	401,560	1,095,489
Intercontinental Exchange, Inc.	3,747	960,206
ORIX Corp.	163,500	2,293,602
Remgro, Ltd.	67,330	1,066,639

		7,787,903

Diversified Telecommunication Services—1.2%
AT&T, Inc.	56,641	1,949,017
BT Group plc	578,610	3,998,895
Nippon Telegraph & Telephone Corp.	174,300	6,920,029
Orange S.A.	246,124	4,129,059
PCCW, Ltd.	3,946,000	2,311,611
Singapore Telecommunications, Ltd.	447,100	1,173,643
Telecom Italia S.p.A. (a) (b)	1,024,429	1,291,208
Telenor ASA	34,338	571,255
Verizon Communications, Inc.	16,825	777,652

		23,122,369

Electric Utilities—0.4%
American Electric Power Co., Inc.	4,439	258,661
Edison International	17,826	1,055,477
Enel S.p.A.	516,278	2,159,476
Exelon Corp.	1,089	30,242
NextEra Energy, Inc.	10,624	1,103,727
PPL Corp.	29,886	1,020,009
Xcel Energy, Inc.	28,905	1,037,979

		6,665,571

Electrical Equipment—0.1%
Eaton Corp. plc	21,861	1,137,646

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	1,766	92,238
Corning, Inc.	8,157	149,110
Delta Electronics, Inc.	237,867	1,116,372
Keyence Corp.	4,700	2,579,574
Murata Manufacturing Co., Ltd.	14,100	2,023,726
TE Connectivity, Ltd.	16,829	1,087,322

		7,048,342

Energy Equipment & Services—0.1%
Baker Hughes, Inc.	5,548	256,040
Halliburton Co.	16,713	568,911
National Oilwell Varco, Inc. (a)	4,086	136,840
Schlumberger, Ltd.	6,504	453,654

		1,415,445

Food & Staples Retailing—0.7%
Costco Wholesale Corp.	8,746	1,412,479
CVS Health Corp.	293	28,646
Delhaize Group S.A.	37,878	3,689,613

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Distribuidora Internacional de Alimentacion S.A. (a) (b)	134,571	$790,612
Kroger Co. (The)	7,331	306,656
Magnit PJSC (GDR)	26,840	1,079,505
President Chain Store Corp.	154,000	960,314
Seven & I Holdings Co., Ltd.	48,700	2,220,497
Shoprite Holdings, Ltd.	62,850	580,926
Sun Art Retail Group, Ltd. (a)	807,000	609,005
Wal-Mart de Mexico S.A.B. de C.V. (a)	291,030	734,562
Wal-Mart Stores, Inc.	309	18,942

		12,431,757

Food Products—0.6%
Archer-Daniels-Midland Co.	8,331	305,581
Associated British Foods plc	33,395	1,643,808
Hershey Co. (The) (a)	7,285	650,332
Mead Johnson Nutrition Co.	808	63,791
Mondelez International, Inc. - Class A	40,545	1,818,038
Nestle S.A.	60,794	4,506,274
NH Foods, Ltd.	50,000	980,626
Tiger Brands, Ltd. (a)	20,350	415,634
Tingyi Cayman Islands Holding Corp. (a)	328,000	468,103

		10,852,187

Gas Utilities—0.2%
Questar Corp. (a)	4,176	81,348
Snam S.p.A.	845,519	4,421,740

		4,503,088

Health Care Equipment & Supplies—0.4%
Abbott Laboratories	32,356	1,453,108
Boston Scientific Corp. (b)	66,856	1,232,824
Hoya Corp.	50,000	2,038,435
Smith & Nephew plc	116,560	2,063,084
Stryker Corp.	4,712	437,933

		7,225,384

Health Care Providers & Services—0.5%
Aetna, Inc.	9,600	1,037,952
Cigna Corp.	2,718	397,725
Express Scripts Holding Co. (b)	8,037	702,514
HCA Holdings, Inc. (b)	1,362	92,112
Humana, Inc.	5,484	978,949
Korian S.A.	13,089	478,986
McKesson Corp.	9,806	1,934,037
Spire Healthcare Group plc	215,829	994,527
UnitedHealth Group, Inc.	16,320	1,919,885

		8,536,687

Hotels, Restaurants & Leisure—0.2%
Chipotle Mexican Grill, Inc. (a) (b)	160	76,776
Dunkin’ Brands Group, Inc. (a)	1,914	81,517
InterContinental Hotels Group plc	34,219	1,327,822
Royal Caribbean Cruises, Ltd.	8,685	879,009
Sands China, Ltd.	259,600	874,724

Hotels, Restaurants & Leisure—(Continued)
Starbucks Corp.	17,247	1,035,337

		4,275,185

Household Durables—0.2%
Berkeley Group Holdings plc	7,268	394,935
D.R. Horton, Inc.	13,398	429,138
Electrolux AB - Series B	66,562	1,597,675
Harman International Industries, Inc.	6,442	606,901
PulteGroup, Inc.	22,274	396,923
Toll Brothers, Inc. (a) (b)	2,540	84,582

		3,510,154

Household Products—0.3%
Kimberly-Clark Corp.	10,030	1,276,819
Procter & Gamble Co. (The)	27,008	2,144,705
Reckitt Benckiser Group plc	29,141	2,682,398
Unilever Indonesia Tbk PT	152,200	406,006

		6,509,928

Industrial Conglomerates—0.4%
Bidvest Group, Ltd. (The)	61,769	1,309,802
CK Hutchison Holdings, Ltd.	107,652	1,442,141
Danaher Corp.	2,182	202,664
General Electric Co.	51,543	1,605,565
Jardine Matheson Holdings, Ltd. (a)	28,300	1,374,054
KOC Holding AS	185,250	694,182

		6,628,408

Insurance—2.0%
ACE, Ltd. (a)	15,524	1,813,979
AIA Group, Ltd.	521,600	3,107,462
Allianz SE	15,634	2,769,652
American International Group, Inc.	19,115	1,184,557
Aviva plc	163,047	1,231,991
AXA S.A.	254,485	6,957,272
Axis Capital Holdings, Ltd.	1,621	91,133
Legal & General Group plc	964,884	3,805,322
Lincoln National Corp.	2,513	126,303
Muenchener Rueckversicherungs-Gesellschaft AG	13,681	2,739,953
Prudential Financial, Inc.	13,552	1,103,268
Prudential plc	280,414	6,277,882
Sanlam, Ltd.	131,470	510,055
Sompo Japan Nipponkoa Holdings, Inc.	51,600	1,687,800
Swiss Re AG	23,113	2,248,390
XL Group plc (a)	19,996	783,443
Zurich Insurance Group AG (b)	3,195	815,234

		37,253,696

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (b)	4,308	2,911,734

Internet Software & Services—0.7%
Alphabet, Inc. - Class A (b)	3,402	2,646,790
Alphabet, Inc. - Class C (b)	3,693	2,802,544

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Baidu, Inc. (ADR) (b)	8,470	$1,601,169
Facebook, Inc. - Class A (b)	33,844	3,542,113
Mail.ru Group, Ltd. (GDR) (b)	18,889	425,947
Tencent Holdings, Ltd.	101,600	1,984,617

		13,003,180

IT Services—0.7%
Accenture plc - Class A	23,368	2,441,956
Automatic Data Processing, Inc.	1,249	105,815
Cap Gemini S.A.	36,989	3,422,522
Cielo S.A.	91,880	777,652
Cognizant Technology Solutions Corp. - Class A (b)	21,987	1,319,660
Fidelity National Information Services, Inc.	11,634	705,020
Infosys, Ltd. (ADR) (a)	163,680	2,741,640
PayPal Holdings, Inc. (b)	2,783	100,745
Tata Consultancy Services, Ltd.	5,780	211,531
Visa, Inc. - Class A (a)	26,443	2,050,655

		13,877,196

Life Sciences Tools & Services—0.1%
Illumina, Inc. (a) (b)	2,013	386,385
Thermo Fisher Scientific, Inc.	4,599	652,368

		1,038,753

Machinery—0.3%
Caterpillar, Inc. (a)	1,254	85,222
Cummins, Inc.	7,346	646,521
Deere & Co. (a)	2,553	194,717
DMG Mori Co., Ltd. (a)	105,400	1,224,050
Ingersoll-Rand plc	4,250	234,983
PACCAR, Inc.	19,015	901,311
Parker-Hannifin Corp.	5,828	565,199
Snap-on, Inc.	663	113,658
Stanley Black & Decker, Inc.	6,205	662,260
WEG S.A.	133,692	503,566

		5,131,487

Media—1.1%
CBS Corp. - Class B	14,261	672,121
Charter Communications, Inc. - Class A (a) (b)	4,236	775,612
Comcast Corp. - Class A	37,657	2,124,985
Dentsu, Inc. (a)	51,700	2,829,919
DISH Network Corp. - Class A (b)	9,626	550,415
Lagardere SCA	29,164	867,720
Naspers, Ltd. - N Shares	5,040	689,095
RTL Group S.A. (Brussels Exchange)	15,356	1,283,472
Time Warner Cable, Inc.	2,397	444,859
Time Warner, Inc.	31,834	2,058,705
Twenty-First Century Fox, Inc. - Class A	57,887	1,572,211
UBM plc	158,492	1,229,032
Wolters Kluwer NV	73,166	2,451,480
WPP plc	121,635	2,799,759

		20,349,385

Metals & Mining—0.3%
Nippon Steel & Sumitomo Metal Corp. (a)	83,800	1,659,316
Norsk Hydro ASA	551,224	2,050,126
Rio Tinto plc	56,597	1,649,387
United States Steel Corp. (a)	6,332	50,529
Vale S.A. (ADR)	96,410	245,846

		5,655,204

Multi-Utilities—0.2%
CenterPoint Energy, Inc.	3,522	64,664
CMS Energy Corp.	8,400	303,072
Engie S.A.	59,952	1,061,013
National Grid plc	134,681	1,852,432
Public Service Enterprise Group, Inc.	15,066	582,903

		3,864,084

Multiline Retail—0.3%
Dollar General Corp.	11,668	838,579
Lojas Renner S.A.	117,700	506,470
Next plc	30,987	3,321,779
Target Corp.	10,519	763,785

		5,430,613

Oil, Gas & Consumable Fuels—1.2%
BG Group plc	96,302	1,396,505
Cabot Oil & Gas Corp.	22,211	392,913
Chevron Corp.	26,122	2,349,935
CNOOC, Ltd.	702,000	721,561
Columbia Pipeline Group, Inc.	23,844	476,880
Energen Corp. (a)	227	9,305
Eni S.p.A.	27,630	409,315
EOG Resources, Inc.	10,511	744,074
EQT Corp.	5,495	286,454
Exxon Mobil Corp.	36,274	2,827,558
Kinder Morgan, Inc.	9,844	146,872
Lukoil PJSC (ADR)	30,110	978,123
Marathon Petroleum Corp.	5,540	287,194
Occidental Petroleum Corp.	21,548	1,456,860
Oil Search, Ltd.	286,348	1,401,923
Phillips 66	525	42,945
Pioneer Natural Resources Co.	5,873	736,357
Royal Dutch Shell plc - A Shares	138,590	3,174,928
Royal Dutch Shell plc - A Shares	37,066	832,743
Royal Dutch Shell plc - B Shares	31,777	725,605
Total S.A.	15,694	698,945
Ultrapar Participacoes S.A.	55,450	846,671
Valero Energy Corp.	12,536	886,421

		21,830,087

Paper & Forest Products—0.1%
UPM-Kymmene Oyj	64,086	1,186,923

Personal Products—0.1%
Estee Lauder Cos., Inc. (The) - Class A	2,285	201,217
Unilever NV	52,490	2,274,161

		2,475,378

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—2.9%
Allergan plc (b)	6,260	$1,956,250
Aspen Pharmacare Holdings, Ltd. (b)	28,880	576,608
AstraZeneca plc	52,265	3,533,583
Bayer AG	35,070	4,399,928
Bristol-Myers Squibb Co.	34,801	2,393,961
Eli Lilly & Co.	23,882	2,012,297
GlaxoSmithKline plc	303,965	6,139,484
Johnson & Johnson	16,624	1,707,617
Merck & Co., Inc.	11,866	626,762
Merck KGaA	27,244	2,646,279
Mylan NV (a) (b)	4,045	218,713
Novartis AG	58,849	5,030,212
Novo Nordisk A/S - Class B	55,344	3,181,195
Perrigo Co. plc	1,071	154,974
Pfizer, Inc.	80,293	2,591,858
Roche Holding AG	33,607	9,261,690
Sanofi	51,865	4,425,421
Shire plc	29,697	2,035,249
Valeant Pharmaceuticals International, Inc. (b)	2,486	252,702

		53,144,783

Professional Services—0.0%
Equifax, Inc.	3,078	342,797

Real Estate Investment Trusts—0.7%
American Tower Corp.	5,675	550,191
AvalonBay Communities, Inc.	4,392	808,699
Boston Properties, Inc.	4,049	516,410
DiamondRock Hospitality Co. (a)	14,188	136,914
Equinix, Inc.	956	289,094
Essex Property Trust, Inc.	415	99,355
Fibra Uno Administracion S.A. de C.V. (a)	250,900	553,059
First Real Estate Investment Trust (a)	890,000	753,394
General Growth Properties, Inc.	11,242	305,895
Goodman Group (a)	346,455	1,568,552
Klepierre	48,332	2,143,341
LaSalle Hotel Properties (a)	7,086	178,284
Liberty Property Trust	7,491	232,596
Lippo Malls Indonesia Retail Trust (a)	2,784,900	627,552
Mapletree Logistics Trust	1,162,700	809,402
Prologis, Inc.	14,864	637,963
Public Storage	619	153,326
Simon Property Group, Inc.	3,871	752,677
SL Green Realty Corp.	1,616	182,576
Westfield Corp.	206,480	1,420,479

		12,719,759

Real Estate Management & Development—0.6%
Daiwa House Industry Co., Ltd.	95,700	2,743,776
Deutsche Wohnen AG	75,963	2,114,477
Mitsui Fudosan Co., Ltd.	99,000	2,480,690
Savills plc	31,369	407,520
TAG Immobilien AG (a)	125,263	1,563,682
Vonovia SE	45,808	1,418,889

		10,729,034

Road & Rail—0.4%
Canadian Pacific Railway, Ltd.	4,720	602,272
CSX Corp.	23,720	615,534
Union Pacific Corp.	21,719	1,698,426
West Japan Railway Co.	62,300	4,297,352

		7,213,584

Semiconductors & Semiconductor Equipment—0.7%
Applied Materials, Inc.	9,830	183,526
ASML Holding NV	13,398	1,193,982
Avago Technologies, Ltd. (a)	13,104	1,902,046
Broadcom Corp. - Class A	5,752	332,581
Infineon Technologies AG	162,417	2,376,781
KLA-Tencor Corp.	1,886	130,794
Lam Research Corp.	19,152	1,521,052
Marvell Technology Group, Ltd.	8,804	77,651
NXP Semiconductors NV (b)	3,081	259,574
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	162,360	3,693,690
Texas Instruments, Inc.	26,403	1,447,148

		13,118,825

Software—0.6%
Adobe Systems, Inc. (b)	19,348	1,817,551
Intuit, Inc.	1,654	159,611
Microsoft Corp.	104,111	5,776,079
Oracle Corp.	12,615	460,826
SAP SE	44,988	3,583,348

		11,797,415

Specialty Retail—0.6%
AutoNation, Inc. (b)	3,001	179,040
AutoZone, Inc. (a) (b)	187	138,737
Best Buy Co., Inc.	11,347	345,516
Dixons Carphone plc	255,069	1,874,580
Home Depot, Inc. (The)	20,154	2,665,367
Kingfisher plc	356,089	1,724,231
Lowe’s Cos., Inc.	26,486	2,013,995
Mr. Price Group, Ltd.	26,480	341,432
Ross Stores, Inc.	1,815	97,665
Tiffany & Co.	3,543	270,296
TJX Cos., Inc. (The)	17,885	1,268,225

		10,919,084

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc.	60,539	6,372,335
Hewlett Packard Enterprise Co.	30,687	466,442
HP, Inc.	38,428	454,988
Samsung Electronics Co., Ltd. (GDR) (b)	4,610	2,450,215

		9,743,980

Textiles, Apparel & Luxury Goods—0.1%
lululemon athletica, Inc. (a) (b)	2,518	132,120
PVH Corp.	865	63,707
Ralph Lauren Corp. (a)	3,135	349,490
VF Corp.	13,936	867,516

		1,412,833

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp., Ltd.	103,380	$1,963,685

Tobacco—0.9%
British American Tobacco plc	139,106	7,725,815
Imperial Tobacco Group plc	78,392	4,123,071
Japan Tobacco, Inc.	70,700	2,595,902
Philip Morris International, Inc.	23,330	2,050,940

		16,495,728

Trading Companies & Distributors—0.1%
Wolseley plc	42,852	2,329,386

Transportation Infrastructure—0.0%
CCR S.A.	140,060	441,257

Water Utilities—0.1%
American Water Works Co., Inc.	2,990	178,653
Pennon Group plc	109,374	1,387,379

		1,566,032

Wireless Telecommunication Services—0.5%
KDDI Corp.	146,100	3,782,086
Mobile TeleSystems PJSC (b)	42,700	123,245
Mobile TeleSystems PJSC (ADR)	29,850	184,473
MTN Group, Ltd.	104,690	897,487
T-Mobile U.S., Inc. (b)	2,497	97,683
Vodafone Group plc	1,110,471	3,591,846

		8,676,820

Total Common Stocks (Cost $570,702,775)		573,383,432

Corporate Bonds & Notes—23.7%

Aerospace/Defense—0.4%
Airbus Group Finance B.V. 2.700%, 04/17/23 (144A)	279,000	268,816
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	392,828
BAE Systems Holdings, Inc. 3.800%, 10/07/24 (144A)	159,000	158,103
BAE Systems plc 4.750%, 10/11/21 (144A)	225,000	239,478
Boeing Capital Corp. 4.700%, 10/27/19	255,000	279,771
Boeing Co. (The) 1.650%, 10/30/20	205,000	200,616
7.250%, 06/15/25	11,000	14,352
8.625%, 11/15/31	200,000	291,453
General Dynamics Corp. 1.000%, 11/15/17	117,000	116,644
2.250%, 11/15/22	250,000	240,354

Aerospace/Defense—(Continued)
Harris Corp. 2.700%, 04/27/20	70,000	68,675
3.832%, 04/27/25	80,000	78,794
5.054%, 04/27/45	285,000	279,063
Lockheed Martin Corp. 1.850%, 11/23/18	235,000	234,584
2.500%, 11/23/20	215,000	213,725
3.100%, 01/15/23	96,000	95,937
3.550%, 01/15/26	370,000	371,302
3.800%, 03/01/45	240,000	212,729
4.070%, 12/15/42	187,000	173,054
4.500%, 05/15/36	73,000	73,905
4.700%, 05/15/46	180,000	184,387
Northrop Grumman Corp. 3.250%, 08/01/23	400,000	399,870
3.850%, 04/15/45	320,000	287,548
Northrop Grumman Systems Corp. 7.750%, 02/15/31	200,000	263,971
Raytheon Co. 3.150%, 12/15/24	91,000	91,180
United Technologies Corp. 4.150%, 05/15/45	445,000	425,185
4.500%, 06/01/42	150,000	151,056
5.375%, 12/15/17	173,000	185,973
5.400%, 05/01/35	525,000	583,586
5.700%, 04/15/40	250,000	293,042
6.700%, 08/01/28	233,000	295,134
8.875%, 11/15/19	41,000	50,367

		7,215,482

Agriculture—0.4%
Altria Group, Inc. 2.625%, 01/14/20	975,000	976,811
2.850%, 08/09/22	777,000	757,483
4.000%, 01/31/24	305,000	315,976
4.250%, 08/09/42	30,000	27,526
4.500%, 05/02/43	215,000	204,088
Archer-Daniels-Midland Co. 4.016%, 04/16/43	150,000	144,032
BAT International Finance plc 2.750%, 06/15/20 (144A)	255,000	254,926
3.250%, 06/07/22 (144A)	104,000	104,170
3.500%, 06/15/22 (144A)	215,000	220,392
Bunge N.A. Finance L.P. 5.900%, 04/01/17	90,000	93,831
Bunge, Ltd. Finance Corp. 3.200%, 06/15/17	131,000	132,284
3.500%, 11/24/20	26,000	25,855
8.500%, 06/15/19	250,000	289,345
Cargill, Inc. 4.760%, 11/23/45 (144A)	399,000	404,864
7.350%, 03/06/19 (144A)	260,000	299,048
Imperial Tobacco Finance plc 3.750%, 07/21/22 (144A)	375,000	376,501
4.250%, 07/21/25 (144A)	305,000	309,503

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—(Continued)
Philip Morris International, Inc. 3.375%, 08/11/25 (a)	490,000	$495,859
4.125%, 03/04/43	140,000	132,336
Reynolds American, Inc. 2.300%, 06/12/18	145,000	145,911
4.000%, 06/12/22	145,000	150,739
4.450%, 06/12/25	170,000	177,791
5.700%, 08/15/35	105,000	115,061
5.850%, 08/15/45	495,000	550,311

		6,704,643

Airlines—0.1%
Air Canada Pass-Through Trust 3.600%, 03/15/27 (144A)	305,000	295,087
American Airlines Pass-Through Trust 4.950%, 01/15/23	498,134	525,532
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	37,673	38,615
Delta Air Lines Pass-Through Trust 4.750%, 05/07/20	55,539	58,593
6.821%, 08/10/22	191,770	220,880
U.S. Airways Pass-Through Trust 3.950%, 11/15/25	226,155	227,851

		1,366,558

Auto Manufacturers—0.7%
American Honda Finance Corp. 1.500%, 09/11/17 (144A) (a)	425,000	425,496
Daimler Finance North America LLC 1.450%, 08/01/16 (144A)	175,000	175,242
1.875%, 01/11/18 (144A)	205,000	204,191
2.250%, 09/03/19 (144A) (a)	160,000	157,586
2.375%, 08/01/18 (144A)	665,000	666,002
2.450%, 05/18/20 (144A)	630,000	617,904
8.500%, 01/18/31	330,000	478,664
Ford Motor Co. 4.750%, 01/15/43	75,000	70,697
6.375%, 02/01/29	500,000	563,203
6.625%, 02/15/28	250,000	281,481
9.980%, 02/15/47	400,000	555,145
Ford Motor Credit Co. LLC 1.684%, 09/08/17	217,000	214,373
1.700%, 05/09/16	333,000	333,326
2.145%, 01/09/18	795,000	792,059
3.200%, 01/15/21	655,000	650,570
3.664%, 09/08/24	515,000	500,792
4.134%, 08/04/25	440,000	438,423
4.250%, 02/03/17	240,000	245,210
4.250%, 09/20/22	415,000	424,560
4.375%, 08/06/23	635,000	652,515
5.750%, 02/01/21	300,000	331,433
General Motors Co. 5.200%, 04/01/45	100,000	93,773

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 3.100%, 01/15/19	949,000	947,621
3.450%, 04/10/22	525,000	503,611
4.000%, 01/15/25	560,000	531,304
4.250%, 05/15/23	320,000	316,525
4.300%, 07/13/25	380,000	368,482
Nissan Motor Acceptance Corp. 0.972%, 03/03/17 (144A) (c)	176,000	175,551
1.800%, 03/15/18 (144A)	146,000	145,316
1.950%, 09/12/17 (144A)	200,000	200,328
PACCAR Financial Corp. 0.800%, 02/08/16	217,000	217,092
1.600%, 03/15/17	150,000	150,296
Toyota Motor Credit Corp. 1.375%, 01/10/18 (a)	200,000	200,406
2.625%, 01/10/23 (a)	400,000	392,443
4.250%, 01/11/21	150,000	161,887

		13,183,507

Auto Parts & Equipment—0.0%
Johnson Controls, Inc. 2.600%, 12/01/16	75,000	75,736
3.625%, 07/02/24	98,000	94,607
4.950%, 07/02/64	50,000	40,612
5.500%, 01/15/16	135,000	135,146

		346,101

Banks—5.4%
ABN AMRO Bank NV 2.450%, 06/04/20 (144A)	730,000	723,731
2.500%, 10/30/18 (144A)	350,000	352,228
4.750%, 07/28/25 (144A)	200,000	199,340
American Express Bank FSB 0.617%, 06/12/17 (c)	500,000	496,926
American Express Centurion Bank 6.000%, 09/13/17	250,000	267,785
Bank of America Corp. 2.625%, 10/19/20	1,775,000	1,752,672
3.300%, 01/11/23	205,000	201,787
3.875%, 03/22/17	485,000	495,604
3.875%, 08/01/25	675,000	685,211
3.950%, 04/21/25	1,260,000	1,226,949
4.000%, 04/01/24	486,000	497,039
4.100%, 07/24/23	326,000	337,072
4.125%, 01/22/24	500,000	516,425
4.250%, 10/22/26	527,000	521,643
5.000%, 01/21/44	550,000	574,030
5.625%, 10/14/16	800,000	825,326
6.400%, 08/28/17	275,000	294,579
7.625%, 06/01/19	250,000	289,580
Bank of America N.A. 0.792%, 06/15/16 (c)	250,000	249,884
1.650%, 03/26/18	255,000	253,082
1.750%, 06/05/18	1,090,000	1,082,992

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America N.A. 2.050%, 12/07/18	430,000	$428,762
5.300%, 03/15/17	1,400,000	1,456,385
Bank of Montreal 1.400%, 09/11/17	94,000	93,962
2.375%, 01/25/19	210,000	211,767
2.550%, 11/06/22	213,000	210,342
Bank of New York Mellon Corp. (The) 1.969%, 06/20/17 (d)	500,000	502,721
2.600%, 08/17/20	570,000	572,252
3.550%, 09/23/21	352,000	369,247
4.600%, 01/15/20	200,000	216,647
4.950%, 06/20/20 (c)	630,000	617,400
Bank of Nova Scotia (The) 1.250%, 04/11/17	650,000	648,854
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 1.700%, 03/05/18 (144A)	535,000	530,547
Banque Federative du Credit Mutuel S.A. 1.700%, 01/20/17 (144A)	234,000	234,472
2.750%, 10/15/20 (144A) (a)	615,000	617,444
Barclays Bank plc 2.500%, 02/20/19	270,000	270,611
3.750%, 05/15/24	211,000	215,067
6.050%, 12/04/17 (144A)	460,000	490,666
Barclays plc 2.000%, 03/16/18	575,000	571,568
5.250%, 08/17/45	326,000	328,375
BB&T Corp. 2.050%, 06/19/18	139,000	139,790
2.150%, 03/22/17	350,000	352,699
3.950%, 03/22/22	175,000	182,816
BNP Paribas S.A. 2.700%, 08/20/18	262,000	265,757
BPCE S.A. 4.000%, 04/15/24	500,000	513,702
4.500%, 03/15/25 (144A)	200,000	191,859
5.700%, 10/22/23 (144A)	200,000	209,989
Branch Banking & Trust Co. 0.822%, 09/13/16 (c)	250,000	249,450
2.850%, 04/01/21	610,000	616,413
3.625%, 09/16/25	680,000	686,395
Canadian Imperial Bank of Commerce 1.550%, 01/23/18	400,000	398,253
Capital One Financial Corp. 4.200%, 10/29/25	100,000	98,735
Capital One N.A. 1.500%, 03/22/18	500,000	491,707
Citigroup, Inc. 2.150%, 07/30/18	181,000	180,866
2.500%, 09/26/18	825,000	832,165
2.500%, 07/29/19	215,000	214,676
3.300%, 04/27/25	605,000	594,166
3.750%, 06/16/24	165,000	167,962
4.300%, 11/20/26	435,000	432,853
4.400%, 06/10/25	695,000	701,956
4.450%, 09/29/27	935,000	928,809

Banks—(Continued)
Citigroup, Inc. 4.500%, 01/14/22	1,000,000	1,071,065
4.950%, 11/07/43	285,000	299,470
5.500%, 09/13/25	101,000	109,635
6.625%, 01/15/28	2,400,000	2,918,837
Comerica Bank 5.200%, 08/22/17	250,000	262,270
5.750%, 11/21/16	376,000	389,465
Comerica, Inc. 3.800%, 07/22/26	172,000	169,375
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.875%, 02/08/22	350,000	369,384
3.950%, 11/09/22	500,000	506,112
4.375%, 08/04/25	477,000	485,134
5.250%, 08/04/45	255,000	267,212
Credit Agricole S.A. 2.750%, 06/10/20 (144A)	640,000	643,433
8.125%, 09/19/33 (144A) (c)	400,000	440,851
Credit Suisse AG 1.750%, 01/29/18	975,000	972,261
3.625%, 09/09/24	1,780,000	1,793,998
6.500%, 08/08/23 (144A)	200,000	215,500
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, 12/10/20 (144A)	630,000	627,139
4.875%, 05/15/45 (144A)	250,000	246,522
Danske Bank A/S 2.750%, 09/17/20 (144A)	360,000	361,954
Deutsche Bank AG 1.875%, 02/13/18	285,000	282,577
2.950%, 08/20/20	610,000	610,902
3.700%, 05/30/24	133,000	132,465
Discover Bank 2.000%, 02/21/18	700,000	695,267
3.100%, 06/04/20	895,000	897,031
3.200%, 08/09/21	295,000	292,982
4.250%, 03/13/26	340,000	342,287
Fifth Third Bancorp 3.625%, 01/25/16	155,000	155,274
8.250%, 03/01/38	50,000	69,622
Fifth Third Bank 0.900%, 02/26/16	750,000	749,999
1.350%, 06/01/17	540,000	538,488
Goldman Sachs Group, Inc. (The) 2.375%, 01/22/18	1,230,000	1,240,627
2.550%, 10/23/19	935,000	934,634
2.600%, 04/23/20	131,000	130,005
2.625%, 01/31/19	95,000	95,679
2.750%, 09/15/20 (a)	625,000	624,589
2.900%, 07/19/18	509,000	518,949
3.500%, 01/23/25	366,000	359,710
3.625%, 01/22/23	630,000	637,154
3.750%, 05/22/25	530,000	533,534
3.850%, 07/08/24	362,000	369,407
4.000%, 03/03/24	530,000	543,981
4.250%, 10/21/25	27,000	26,794

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 4.750%, 10/21/45	190,000	$188,742
5.150%, 05/22/45	865,000	840,249
5.250%, 07/27/21	800,000	884,496
5.950%, 01/18/18	490,000	527,719
6.125%, 02/15/33	1,000,000	1,171,435
6.150%, 04/01/18	510,000	553,817
HSBC Bank plc 1.500%, 05/15/18 (144A)	564,000	557,802
4.125%, 08/12/20 (144A)	160,000	170,380
HSBC Bank USA N.A. 4.875%, 08/24/20	500,000	545,874
5.875%, 11/01/34	1,500,000	1,738,132
HSBC USA, Inc. 1.625%, 01/16/18	300,000	298,514
2.350%, 03/05/20	545,000	538,664
2.375%, 11/13/19	795,000	791,667
2.750%, 08/07/20	1,360,000	1,360,136
Huntington National Bank (The) 2.200%, 11/06/18	520,000	518,563
Intesa Sanpaolo S.p.A. 5.250%, 01/12/24	455,000	486,980
KeyBank N.A. 1.650%, 02/01/18	500,000	498,294
KeyCorp 5.100%, 03/24/21	200,000	218,589
Lloyds Bank plc 2.700%, 08/17/20	635,000	639,487
Lloyds Banking Group plc 4.500%, 11/04/24 (a)	500,000	507,564
Macquarie Bank, Ltd. 4.000%, 07/29/25 (144A)	400,000	405,264
5.000%, 02/22/17 (144A)	622,000	643,307
Mizuho Bank, Ltd. 1.300%, 04/16/17 (144A)	200,000	199,017
2.450%, 04/16/19 (144A)	200,000	200,089
2.700%, 10/20/20 (144A)	580,000	579,475
Morgan Stanley 2.375%, 07/23/19	375,000	373,743
2.500%, 01/24/19	641,000	644,499
2.650%, 01/27/20	15,000	14,959
2.800%, 06/16/20	370,000	371,177
3.700%, 10/23/24	315,000	316,515
3.750%, 02/25/23	367,000	375,906
3.875%, 04/29/24	725,000	739,050
3.950%, 04/23/27	635,000	616,318
4.000%, 07/23/25	465,000	478,845
4.300%, 01/27/45	400,000	381,643
4.350%, 09/08/26	1,235,000	1,239,037
5.500%, 01/26/20	100,000	110,091
5.550%, 04/27/17	650,000	682,007
5.625%, 09/23/19	1,100,000	1,213,959
6.250%, 08/09/26	875,000	1,024,413
MUFG Union Bank N.A. 2.250%, 05/06/19	415,000	414,246
2.625%, 09/26/18	400,000	403,840

Banks—(Continued)
National City Bank 5.800%, 06/07/17	500,000	527,139
National City Bank of Indiana 4.250%, 07/01/18	250,000	261,981
Northern Trust Corp. 3.375%, 08/23/21	500,000	519,082
PNC Bank N.A. 4.200%, 11/01/25	250,000	265,101
6.875%, 04/01/18	350,000	383,552
PNC Financial Services Group, Inc. (The) 4.850%, 06/01/23 (c)	320,000	300,042
Royal Bank of Canada 1.500%, 01/16/18	460,000	457,514
2.000%, 12/10/18	665,000	664,433
2.200%, 07/27/18	750,000	756,056
Santander UK Group Holdings plc 5.625%, 09/15/45 (144A)	260,000	259,740
Santander UK plc 5.000%, 11/07/23 (144A)	475,000	494,452
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	445,000	442,646
2.375%, 11/20/18 (144A)	400,000	402,285
2.450%, 05/27/20 (144A)	535,000	531,436
2.625%, 11/17/20 (144A)	320,000	318,989
Societe Generale S.A. 5.625%, 11/24/45 (144A)	200,000	191,620
Standard Chartered plc 5.200%, 01/26/24 (144A) (a)	350,000	359,848
State Street Bank and Trust Co. 5.250%, 10/15/18	215,000	233,295
State Street Corp. 2.550%, 08/18/20	71,000	71,884
3.100%, 05/15/23	90,000	88,938
3.300%, 12/16/24	136,000	137,284
3.550%, 08/18/25	115,000	118,614
3.700%, 11/20/23	369,000	383,953
5.250%, 09/15/20 (c)	405,000	405,506
SunTrust Banks, Inc. 2.350%, 11/01/18	113,000	113,591
2.750%, 05/01/23	300,000	286,869
6.000%, 09/11/17	150,000	159,337
Svenska Handelsbanken AB 2.400%, 10/01/20	950,000	942,943
Swedbank AB 1.750%, 03/12/18 (144A)	875,000	870,022
Toronto-Dominion Bank (The) 1.400%, 04/30/18 (a)	348,000	345,094
2.500%, 12/14/20	870,000	869,647
U.S. Bancorp 2.200%, 11/15/16	175,000	176,687
5.125%, 01/15/21 (c)	575,000	577,703
UBS AG 1.800%, 03/26/18	940,000	938,426
2.375%, 08/14/19	1,150,000	1,148,655
Wachovia Corp. 6.605%, 10/01/25	222,000	263,449

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wells Fargo & Co. 2.150%, 01/30/20	415,000	$411,364
2.550%, 12/07/20	320,000	318,427
3.450%, 02/13/23	900,000	902,120
3.550%, 09/29/25	805,000	812,241
4.100%, 06/03/26	161,000	162,512
4.300%, 07/22/27	542,000	553,671
4.480%, 01/16/24	55,000	57,847
4.650%, 11/04/44	2,015,000	1,960,349
4.900%, 11/17/45	424,000	427,781
5.375%, 11/02/43	350,000	374,587
5.625%, 12/11/17	700,000	750,988
Westpac Banking Corp. 2.600%, 11/23/20	815,000	818,182
4.875%, 11/19/19	400,000	435,708

		99,531,660

Beverages—0.5%
Anheuser-Busch Cos. LLC 5.750%, 04/01/36	60,000	65,118
5.950%, 01/15/33	100,000	111,450
6.750%, 12/15/27	65,000	82,337
6.800%, 08/20/32	420,000	508,468
Anheuser-Busch InBev Finance, Inc. 2.625%, 01/17/23	237,000	227,443
3.700%, 02/01/24	65,000	66,314
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	395,000	380,023
5.375%, 01/15/20	830,000	918,442
6.375%, 01/15/40	300,000	358,449
8.000%, 11/15/39	50,000	69,640
Bottling Group LLC 5.125%, 01/15/19	250,000	273,816
Brown-Forman Corp. 1.000%, 01/15/18	122,000	120,363
4.500%, 07/15/45	113,000	116,862
Coca-Cola Co. (The) 1.875%, 10/27/20	800,000	791,806
7.375%, 07/29/93	100,000	139,011
Coca-Cola Refreshments USA, Inc. 7.000%, 05/15/98	100,000	128,428
8.000%, 09/15/22	324,000	412,810
Diageo Capital plc 4.828%, 07/15/20	250,000	272,998
4.850%, 05/15/18	46,000	48,874
Diageo Investment Corp. 2.875%, 05/11/22	200,000	198,237
7.450%, 04/15/35	70,000	93,976
Dr Pepper Snapple Group, Inc. 2.000%, 01/15/20	92,000	89,899
Heineken NV 4.000%, 10/01/42 (144A)	575,000	511,804
PepsiCo, Inc. 2.250%, 01/07/19	319,000	323,285
3.100%, 07/17/22	741,000	760,571

Beverages—(Continued)
PepsiCo, Inc. 4.450%, 04/14/46	94,000	97,098
4.500%, 01/15/20	276,000	299,759
4.600%, 07/17/45	275,000	290,989
5.500%, 01/15/40	150,000	175,857
SABMiller plc 6.500%, 07/15/18 (144A)	250,000	275,827
6.625%, 08/15/33 (144A)	150,000	178,218

		8,388,172

Biotechnology—0.5%
Amgen, Inc. 3.125%, 05/01/25	675,000	641,229
3.625%, 05/22/24	315,000	314,882
3.875%, 11/15/21	575,000	599,078
4.400%, 05/01/45	230,000	213,100
5.150%, 11/15/41	75,000	76,143
5.375%, 05/15/43	158,000	167,861
6.375%, 06/01/37	500,000	582,274
6.400%, 02/01/39	100,000	118,619
6.900%, 06/01/38	100,000	124,269
Biogen, Inc. 2.900%, 09/15/20	207,000	206,456
3.625%, 09/15/22	340,000	343,766
5.200%, 09/15/45	265,000	265,100
Celgene Corp. 2.300%, 08/15/18	315,000	317,194
2.875%, 08/15/20	120,000	119,095
3.250%, 08/15/22	174,000	172,621
3.550%, 08/15/22	145,000	146,410
3.875%, 08/15/25	315,000	313,724
4.000%, 08/15/23	800,000	820,839
5.000%, 08/15/45	206,000	206,801
Gilead Sciences, Inc. 3.250%, 09/01/22	498,000	501,451
3.500%, 02/01/25	230,000	231,918
3.650%, 03/01/26	310,000	312,628
3.700%, 04/01/24	1,200,000	1,229,183
4.400%, 12/01/21	125,000	135,015
4.500%, 04/01/21	100,000	108,194
4.500%, 02/01/45	175,000	171,179
4.600%, 09/01/35	268,000	272,511
4.750%, 03/01/46	160,000	161,924
4.800%, 04/01/44	60,000	60,236

		8,933,700

Building Materials—0.0%
CRH America, Inc. 3.875%, 05/18/25 (144A)	334,000	331,670

Chemicals—0.3%
Agrium, Inc. 3.375%, 03/15/25	390,000	355,819
CF Industries, Inc. 4.950%, 06/01/43	65,000	55,268

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Dow Chemical Co. (The) 3.000%, 11/15/22	54,000	$51,695
4.125%, 11/15/21 (a)	55,000	57,662
8.550%, 05/15/19	45,000	53,039
E.I. du Pont de Nemours & Co. 6.500%, 01/15/28	40,000	44,605
Ecolab, Inc. 1.450%, 12/08/17	70,000	69,337
4.350%, 12/08/21	290,000	309,653
LYB International Finance B.V. 4.875%, 03/15/44	435,000	397,239
Monsanto Co. 1.150%, 06/30/17	325,000	322,641
Mosaic Co. (The) 4.250%, 11/15/23	177,000	175,305
4.875%, 11/15/41	100,000	87,043
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	23,000	27,626
7.375%, 08/01/18	800,000	866,920
Potash Corp. of Saskatchewan, Inc. 5.875%, 12/01/36	400,000	435,756
PPG Industries, Inc. 3.600%, 11/15/20	155,000	159,181
Praxair, Inc. 2.200%, 08/15/22	30,000	28,673
2.450%, 02/15/22	300,000	293,077
Union Carbide Corp. 7.500%, 06/01/25	701,000	833,712
7.750%, 10/01/96	100,000	119,528
7.875%, 04/01/23	30,000	36,477

		4,780,256

Commercial Services—0.1%
ADT Corp. (The) 3.500%, 07/15/22 (a)	423,000	378,585
4.875%, 07/15/42	200,000	143,000
California Institute of Technology 4.700%, 11/01/2111	165,000	158,714
ERAC USA Finance LLC 1.400%, 04/15/16 (144A)	11,000	10,995
3.300%, 10/15/22 (144A)	100,000	98,379
6.700%, 06/01/34 (144A)	500,000	589,733
University of Pennsylvania 4.674%, 09/01/2112	254,000	255,037

		1,634,443

Computers—0.3%
Apple, Inc. 0.584%, 05/03/18 (c)	305,000	304,361
2.150%, 02/09/22	695,000	674,585
2.700%, 05/13/22	230,000	230,615
2.850%, 05/06/21	1,362,000	1,394,824
3.450%, 02/09/45	545,000	469,222
3.850%, 05/04/43	543,000	500,273
4.375%, 05/13/45	320,000	323,108

Computers—(Continued)
HP Enterprise Services LLC 7.450%, 10/15/29	138,000	160,053
International Business Machines Corp. 1.625%, 05/15/20	105,000	102,391
1.875%, 05/15/19 (a)	1,020,000	1,018,729
3.625%, 02/12/24	105,000	108,089
7.625%, 10/15/18	300,000	345,810

		5,632,060

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The) 1.900%, 11/01/19	288,000	289,845
5.500%, 02/01/34	117,000	139,789
5.800%, 08/15/34	300,000	362,847
8.000%, 10/26/29	160,000	227,685

		1,020,166

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	157,000	164,381

Diversified Financial Services—0.8%
AIG Global Funding 1.650%, 12/15/17 (144A)	310,000	308,442
Air Lease Corp. 2.625%, 09/04/18	495,000	489,288
American Express Co. 1.550%, 05/22/18	158,000	156,766
3.625%, 12/05/24	475,000	464,873
7.000%, 03/19/18	250,000	277,248
BlackRock, Inc. 3.375%, 06/01/22	55,000	56,897
3.500%, 03/18/24 (a)	45,000	46,206
6.250%, 09/15/17	250,000	270,165
Blackstone Holdings Finance Co. LLC 4.450%, 07/15/45 (144A)	66,000	61,946
5.875%, 03/15/21 (144A) (a)	250,000	285,931
Capital One Bank USA N.A. 2.250%, 02/13/19	435,000	433,088
3.375%, 02/15/23	1,485,000	1,453,187
Charles Schwab Corp. (The) 4.450%, 07/22/20	400,000	435,350
CME Group, Inc. 3.000%, 09/15/22	300,000	301,936
GE Capital International Funding Co. 0.964%, 04/15/16 (144A)	1,305,000	1,305,589
2.342%, 11/15/20 (144A)	1,656,000	1,642,189
4.418%, 11/15/35 (144A)	987,000	1,007,216
General Electric Capital Corp. 1.600%, 11/20/17	350,000	352,274
2.100%, 12/11/19	35,000	34,996
4.375%, 09/16/20	149,000	161,751
5.500%, 01/08/20	430,000	482,276
6.750%, 03/15/32	287,000	374,996

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
HSBC Finance Corp. 0.844%, 06/01/16 (c)	100,000	$99,821
Intercontinental Exchange, Inc. 4.000%, 10/15/23	118,000	121,531
Invesco Finance plc 3.750%, 01/15/26	97,000	97,688
5.375%, 11/30/43	75,000	82,160
Jefferies Group LLC 5.125%, 04/13/18	75,000	78,005
6.875%, 04/15/21	375,000	419,505
National Rural Utilities Cooperative Finance Corp. 2.300%, 11/01/20	185,000	183,208
2.850%, 01/27/25	340,000	331,019
8.000%, 03/01/32	400,000	550,826
10.375%, 11/01/18	40,000	48,800
Synchrony Financial 2.700%, 02/03/20	125,000	122,603
3.750%, 08/15/21	1,067,000	1,065,833
4.250%, 08/15/24	155,000	152,902
Visa, Inc. 2.800%, 12/14/22	265,000	266,095
3.150%, 12/14/25	235,000	235,290
4.150%, 12/14/35	300,000	302,873
4.300%, 12/14/45	465,000	471,770

		15,032,539

Electric—1.9%
Alabama Power Co. 3.750%, 03/01/45	235,000	211,134
4.150%, 08/15/44	35,000	33,294
5.500%, 10/15/17	147,000	155,833
5.700%, 02/15/33	150,000	172,960
American Electric Power Co., Inc. 1.650%, 12/15/17	119,000	118,119
Appalachian Power Co. 5.800%, 10/01/35	150,000	165,997
Arizona Public Service Co. 8.750%, 03/01/19	165,000	195,939
Atlantic City Electric Co. 7.750%, 11/15/18	135,000	155,835
Baltimore Gas & Electric Co. 2.800%, 08/15/22	143,000	141,618
3.350%, 07/01/23	460,000	465,608
Berkshire Hathaway Energy Co. 3.500%, 02/01/25	670,000	664,394
4.500%, 02/01/45	195,000	187,354
CenterPoint Energy Houston Electric LLC 5.600%, 07/01/23	381,000	438,430
6.950%, 03/15/33	100,000	131,706
Cleveland Electric Illuminating Co. (The) 5.500%, 08/15/24	187,000	210,570
7.880%, 11/01/17	315,000	346,603
CMS Energy Corp. 3.875%, 03/01/24	138,000	140,088

Electric—(Continued)
Commonwealth Edison Co. 4.350%, 11/15/45	380,000	382,498
4.600%, 08/15/43	250,000	258,971
5.875%, 02/01/33	150,000	178,719
6.450%, 01/15/38	175,000	223,398
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	300,000	277,090
4.500%, 12/01/45	560,000	566,876
4.625%, 12/01/54	175,000	172,191
5.700%, 12/01/36	300,000	345,428
5.850%, 04/01/18	180,000	194,632
Consumers Energy Co. 3.125%, 08/31/24	300,000	299,449
3.950%, 05/15/43	200,000	193,570
5.650%, 04/15/20	350,000	394,638
Dominion Resources, Inc. 3.625%, 12/01/24	260,000	257,504
3.900%, 10/01/25	375,000	375,390
4.450%, 03/15/21	411,000	434,917
4.700%, 12/01/44	365,000	355,601
5.250%, 08/01/33	400,000	415,547
DTE Electric Co. 3.375%, 03/01/25	250,000	255,320
5.450%, 02/15/35	30,000	33,726
5.700%, 10/01/37	250,000	299,470
DTE Energy Co. 3.850%, 12/01/23	137,000	140,775
Duke Energy Carolinas LLC 4.300%, 06/15/20	538,000	582,302
6.000%, 12/01/28	200,000	239,856
6.000%, 01/15/38	60,000	74,022
Duke Energy Corp. 0.992%, 04/03/17 (c)	108,000	107,641
3.050%, 08/15/22	415,000	409,185
3.750%, 04/15/24	1,055,000	1,068,924
6.250%, 06/15/18 (a)	375,000	411,520
Duke Energy Progress LLC 4.150%, 12/01/44	305,000	297,970
6.125%, 09/15/33	500,000	601,041
Electricite de France S.A. 2.150%, 01/22/19 (144A)	240,000	238,862
4.875%, 01/22/44 (144A)	165,000	157,766
Entergy Arkansas, Inc. 3.050%, 06/01/23 (a)	311,000	305,661
Entergy Corp. 4.000%, 07/15/22	270,000	275,448
Exelon Corp. 1.550%, 06/09/17	305,000	303,714
Exelon Generation Co. LLC 2.950%, 01/15/20	260,000	259,065
FirstEnergy Solutions Corp. 6.800%, 08/15/39	180,000	169,835
Florida Power & Light Co. 3.125%, 12/01/25	695,000	696,266
4.050%, 10/01/44	190,000	188,011
4.950%, 06/01/35	300,000	329,395
5.625%, 04/01/34	110,000	130,929

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Georgia Power Co. 5.400%, 06/01/40	120,000	$126,455
Indiana Michigan Power Co. 3.200%, 03/15/23	250,000	246,471
ITC Holdings Corp. 3.650%, 06/15/24	285,000	280,734
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	505,000	508,090
6.150%, 06/01/37 (a)	100,000	106,570
Kansas City Power & Light Co. 3.150%, 03/15/23	100,000	98,001
6.375%, 03/01/18	150,000	163,916
7.150%, 04/01/19	250,000	288,127
Kentucky Utilities Co. 3.300%, 10/01/25 (a)	340,000	342,605
4.375%, 10/01/45	135,000	138,749
Louisville Gas & Electric Co. 4.375%, 10/01/45	65,000	66,409
5.125%, 11/15/40	125,000	139,670
Metropolitan Edison Co. 3.500%, 03/15/23 (144A)	220,000	216,047
4.000%, 04/15/25 (144A)	230,000	227,702
MidAmerican Energy Co. 3.700%, 09/15/23	300,000	311,900
Mississippi Power Co. 4.250%, 03/15/42	101,000	77,208
Nevada Power Co. 6.500%, 08/01/18	425,000	471,659
6.650%, 04/01/36	150,000	189,443
NextEra Energy Capital Holdings, Inc. 2.400%, 09/15/19	159,000	156,654
Niagara Mohawk Power Corp. 4.278%, 10/01/34 (144A)	264,000	259,208
Nisource Finance Corp. 4.800%, 02/15/44	455,000	462,456
5.450%, 09/15/20	1,075,000	1,178,447
6.250%, 12/15/40	75,000	88,767
6.800%, 01/15/19	227,000	254,658
Northern States Power Co. 2.150%, 08/15/22	500,000	482,230
Oglethorpe Power Corp. 4.550%, 06/01/44	60,000	56,857
5.375%, 11/01/40	115,000	123,368
Oklahoma Gas & Electric Co. 4.550%, 03/15/44	170,000	173,309
Oncor Electric Delivery Co. LLC 2.150%, 06/01/19	240,000	236,138
2.950%, 04/01/25	30,000	28,186
Pacific Gas & Electric Co. 2.450%, 08/15/22	91,000	87,962
3.250%, 06/15/23	300,000	300,711
3.400%, 08/15/24	595,000	597,167
3.500%, 06/15/25	305,000	308,385
4.250%, 03/15/46	205,000	198,643
4.300%, 03/15/45	195,000	192,366
4.750%, 02/15/44	140,000	145,480
5.800%, 03/01/37	255,000	296,485
6.050%, 03/01/34	250,000	294,560

Electric—(Continued)
PacifiCorp 2.950%, 02/01/22	570,000	574,232
5.500%, 01/15/19	65,000	71,336
5.900%, 08/15/34	15,000	17,211
6.100%, 08/01/36	116,000	141,049
6.250%, 10/15/37	260,000	321,611
7.700%, 11/15/31	40,000	54,726
Peco Energy Co. 2.375%, 09/15/22	250,000	242,194
5.350%, 03/01/18	530,000	569,476
PPL Capital Funding, Inc. 6.700%, 03/30/67 (c)	305,000	235,613
PPL Electric Utilities Corp. 2.500%, 09/01/22	86,000	84,090
4.750%, 07/15/43	42,000	45,309
Progress Energy, Inc. 7.000%, 10/30/31	325,000	400,167
PSEG Power LLC 4.150%, 09/15/21	110,000	111,903
4.300%, 11/15/23 (a)	74,000	72,631
5.320%, 09/15/16	45,000	46,235
Public Service Co. of Colorado 2.250%, 09/15/22	47,000	45,304
3.950%, 03/15/43	200,000	194,757
5.125%, 06/01/19	150,000	164,704
5.800%, 08/01/18	130,000	142,099
Public Service Co. of New Hampshire 3.500%, 11/01/23	55,000	56,351
6.000%, 05/01/18	410,000	444,132
Public Service Co. of Oklahoma 5.150%, 12/01/19	50,000	54,677
6.625%, 11/15/37	100,000	120,404
Public Service Electric & Gas Co. 3.650%, 09/01/42	56,000	51,690
Puget Sound Energy, Inc. 4.300%, 05/20/45	175,000	177,251
6.974%, 06/01/67 (c)	450,000	365,625
San Diego Gas & Electric Co. 5.350%, 05/15/35	100,000	114,831
6.000%, 06/01/26	100,000	122,942
Sierra Pacific Power Co. 6.750%, 07/01/37	150,000	184,850
South Carolina Electric & Gas Co. 4.500%, 06/01/64	19,000	17,689
Southern California Edison Co. 2.400%, 02/01/22	715,000	701,140
3.500%, 10/01/23	239,000	246,579
3.600%, 02/01/45	180,000	163,018
4.650%, 10/01/43	200,000	211,127
Southern Power Co. 1.850%, 12/01/17	173,000	172,925
5.150%, 09/15/41	235,000	217,429
5.250%, 07/15/43	140,000	133,587
Southwestern Electric Power Co. 3.900%, 04/01/45	340,000	297,713

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
TECO Finance, Inc. 6.572%, 11/01/17	150,000	$161,627
Toledo Edison Co. (The) 6.150%, 05/15/37	250,000	281,410
7.250%, 05/01/20	15,000	17,214
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	300,000	300,022
Tri-State Generation & Transmission Association, Inc. 4.700%, 11/01/44	150,000	150,108
Virginia Electric & Power Co. 1.200%, 01/15/18	33,000	32,672
3.450%, 02/15/24	122,000	124,551
Xcel Energy, Inc. 0.750%, 05/09/16	95,000	94,916
3.300%, 06/01/25	215,000	210,178
4.700%, 05/15/20	245,000	263,314

		35,785,017

Electrical Components & Equipment—0.0%
Emerson Electric Co. 5.250%, 10/15/18	375,000	408,437
6.000%, 08/15/32	70,000	83,228

		491,665

Electronics—0.1%
Arrow Electronics, Inc. 3.000%, 03/01/18	26,000	25,979
7.500%, 01/15/27	661,000	778,971
Honeywell International, Inc. 5.300%, 03/15/17	105,000	110,078
Koninklijke Philips NV 3.750%, 03/15/22	100,000	102,654
6.875%, 03/11/38	100,000	115,939

		1,133,621

Engineering & Construction—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	100,000	98,558

Environmental Control—0.1%
Republic Services, Inc. 5.500%, 09/15/19	600,000	660,123
6.086%, 03/15/35	230,000	269,129
Waste Management, Inc. 2.900%, 09/15/22	354,000	347,436
3.900%, 03/01/35	42,000	39,110

		1,315,798

Food—0.3%
ConAgra Foods, Inc. 2.100%, 03/15/18	21,000	20,936
3.250%, 09/15/22	200,000	193,033
6.625%, 08/15/39	125,000	134,689
7.125%, 10/01/26	40,000	47,531

Food—(Continued)
General Mills, Inc. 3.150%, 12/15/21	244,000	244,182
5.650%, 02/15/19	500,000	548,754
Kellogg Co. 4.000%, 12/15/20	64,000	67,288
7.450%, 04/01/31	500,000	635,735
Kraft Foods Group, Inc. 5.000%, 06/04/42	130,000	130,896
6.125%, 08/23/18	590,000	647,785
6.875%, 01/26/39	300,000	355,560
Kraft Heinz Foods Co. 3.950%, 07/15/25 (144A)	523,000	527,869
5.200%, 07/15/45 (144A)	624,000	652,023
Kroger Co. (The) 2.300%, 01/15/19	70,000	70,183
3.850%, 08/01/23	235,000	242,285
6.400%, 08/15/17	100,000	107,382
7.700%, 06/01/29	110,000	144,256
8.000%, 09/15/29	400,000	539,978
Mondelez International, Inc. 4.000%, 02/01/24	220,000	226,775
Sysco Corp. 3.750%, 10/01/25	83,000	84,138
4.850%, 10/01/45 (a)	73,000	75,948
Tyson Foods, Inc. 2.650%, 08/15/19	96,000	96,053
4.875%, 08/15/34	250,000	255,155

		6,048,434

Forest Products & Paper—0.0%
International Paper Co. 3.800%, 01/15/26	565,000	556,663

Gas—0.3%
AGL Capital Corp. 5.875%, 03/15/41	147,000	161,182
6.000%, 10/01/34	250,000	275,795
6.375%, 07/15/16	450,000	461,709
Atmos Energy Corp. 6.350%, 06/15/17 (a)	355,000	378,197
8.500%, 03/15/19	350,000	410,193
CenterPoint Energy Resources Corp. 5.850%, 01/15/41	246,000	271,724
Dominion Gas Holdings LLC 2.500%, 12/15/19	160,000	159,827
2.800%, 11/15/20	433,000	434,416
4.800%, 11/01/43	765,000	731,631
Sempra Energy 2.400%, 03/15/20	120,000	117,611
2.875%, 10/01/22	580,000	561,252
6.500%, 06/01/16	350,000	356,357
9.800%, 02/15/19	200,000	242,017

		4,561,911

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—0.4%
Baxter International, Inc. 1.850%, 06/15/18	57,000	$56,659
4.500%, 08/15/19	125,000	132,472
Becton Dickinson & Co. 2.675%, 12/15/19	386,000	388,101
3.734%, 12/15/24	165,000	166,407
4.685%, 12/15/44	300,000	302,673
C.R. Bard, Inc. 1.375%, 01/15/18	250,000	246,841
Covidien International Finance S.A. 6.000%, 10/15/17	200,000	215,437
Medtronic, Inc. 3.150%, 03/15/22	2,225,000	2,249,290
3.500%, 03/15/25	335,000	337,737
4.375%, 03/15/35	375,000	379,066
4.625%, 03/15/45	400,000	412,582
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	176,000	175,378
1.850%, 01/15/18	780,000	777,498
4.150%, 02/01/24	703,000	730,193
Zimmer Biomet Holdings, Inc. 2.000%, 04/01/18	525,000	521,765

		7,092,099

Healthcare-Services—0.4%
Aetna, Inc. 3.500%, 11/15/24	250,000	249,550
4.125%, 06/01/21	916,000	958,560
Anthem, Inc. 2.300%, 07/15/18	510,000	509,038
3.125%, 05/15/22	100,000	98,143
3.300%, 01/15/23	35,000	34,014
3.500%, 08/15/24	165,000	161,103
5.100%, 01/15/44	460,000	461,813
5.950%, 12/15/34	700,000	778,833
Cigna Corp. 4.000%, 02/15/22	240,000	248,061
5.125%, 06/15/20	330,000	360,220
Howard Hughes Medical Institute 3.500%, 09/01/23	200,000	207,706
Laboratory Corp. of America Holdings 3.200%, 02/01/22	215,000	211,007
Roche Holdings, Inc. 2.250%, 09/30/19 (144A)	300,000	301,566
UnitedHealth Group, Inc. 2.700%, 07/15/20	130,000	131,362
2.750%, 02/15/23	46,000	45,090
2.875%, 12/15/21	400,000	405,548
2.875%, 03/15/23	300,000	296,812
3.750%, 07/15/25	205,000	211,330
3.950%, 10/15/42	250,000	232,690
4.625%, 07/15/35	155,000	160,908
4.700%, 02/15/21	64,000	70,038
4.750%, 07/15/45	35,000	36,865
5.375%, 03/15/16	77,000	77,665

Healthcare-Services—(Continued)
UnitedHealth Group, Inc. 5.800%, 03/15/36	225,000	265,498
6.625%, 11/15/37	175,000	223,084

		6,736,504

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd. 2.000%, 11/08/17 (144A)	200,000	199,914
MUFG Americas Holdings Corp. 3.000%, 02/10/25	145,000	138,820

		338,734

Home Furnishings—0.0%
Samsung Electronics America, Inc. 1.750%, 04/10/17 (144A)	245,000	244,444

Household Products/Wares—0.0%
Kimberly-Clark Corp. 5.300%, 03/01/41	225,000	252,833
6.125%, 08/01/17	98,000	105,290

		358,123

Insurance—0.8%
ACE INA Holdings, Inc. 2.300%, 11/03/20	200,000	198,562
2.700%, 03/13/23	200,000	195,367
2.875%, 11/03/22	110,000	109,165
4.350%, 11/03/45	190,000	193,065
5.800%, 03/15/18	401,000	435,253
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	335,000	429,987
Allstate Corp. (The) 3.150%, 06/15/23	173,000	172,866
American International Group, Inc. 3.875%, 01/15/35	75,000	66,152
4.500%, 07/16/44	335,000	309,794
4.700%, 07/10/35	150,000	149,090
4.800%, 07/10/45	510,000	493,096
Aon Corp. 3.125%, 05/27/16	100,000	100,774
5.000%, 09/30/20	200,000	218,588
Berkshire Hathaway Finance Corp. 1.300%, 05/15/18	129,000	127,924
3.000%, 05/15/22	400,000	406,796
4.300%, 05/15/43	285,000	279,492
Berkshire Hathaway, Inc. 4.500%, 02/11/43	210,000	211,455
CNA Financial Corp. 7.250%, 11/15/23	153,000	180,835
7.350%, 11/15/19	245,000	282,075
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	220,000	235,295
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	500,000	621,091

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Lincoln National Corp. 6.250%, 02/15/20	375,000	$421,375
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	401,000	582,292
MassMutual Global Funding II 2.000%, 04/05/17 (144A)	250,000	251,733
Nationwide Mutual Insurance Co. 7.875%, 04/01/33 (144A)	200,000	257,059
8.250%, 12/01/31 (144A)	135,000	175,260
9.375%, 08/15/39 (144A)	138,000	200,298
New York Life Global Funding 1.550%, 11/02/18 (144A)	485,000	481,050
2.150%, 06/18/19 (144A)	365,000	364,708
2.450%, 07/14/16 (144A)	150,000	151,122
New York Life Insurance Co. 5.875%, 05/15/33 (144A)	400,000	467,869
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A)	200,000	290,532
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	617,000	610,196
2.200%, 05/16/19 (144A)	280,000	279,513
2.550%, 11/24/20 (144A)	280,000	278,668
Principal Financial Group, Inc. 6.050%, 10/15/36	100,000	115,639
Principal Life Global Funding II 0.777%, 05/27/16 (144A) (c)	500,000	500,203
2.625%, 11/19/20 (144A)	440,000	438,966
Prudential Financial, Inc. 3.500%, 05/15/24	550,000	552,285
5.100%, 08/15/43	200,000	208,420
5.200%, 03/15/44 (c)	445,000	429,647
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	800,000	1,020,490
Reliance Standard Life Global Funding II 2.375%, 05/04/20 (144A)	475,000	464,708
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	120,000	113,349
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	136,000	137,372
Travelers Cos., Inc. (The) 3.900%, 11/01/20 (a)	25,000	26,559
6.750%, 06/20/36	175,000	228,614
Travelers Property Casualty Corp. 6.375%, 03/15/33	100,000	122,665
Voya Financial, Inc. 2.900%, 02/15/18	565,000	571,108

		15,158,422

Internet—0.1%
Amazon.com, Inc. 2.600%, 12/05/19	267,000	271,187
3.800%, 12/05/24	790,000	821,806
4.800%, 12/05/34	189,000	198,993

Internet—(Continued)
eBay, Inc. 2.600%, 07/15/22	645,000	600,386

		1,892,372

Iron/Steel—0.1%
Nucor Corp. 4.000%, 08/01/23	90,000	87,263
5.200%, 08/01/43	403,000	365,730
5.850%, 06/01/18	550,000	588,737

		1,041,730

Machinery—0.0%
Pentair Finance S.A. 4.650%, 09/15/25	137,000	140,339

Machinery-Construction & Mining—0.2%
Caterpillar Financial Services Corp. 1.700%, 06/16/18	760,000	759,642
2.500%, 11/13/20	315,000	314,978
7.050%, 10/01/18	155,000	175,782
Caterpillar, Inc. 4.300%, 05/15/44 (a)	350,000	337,999
5.300%, 09/15/35	400,000	441,354
7.300%, 05/01/31	584,000	749,821

		2,779,576

Machinery-Diversified—0.1%
Deere & Co. 5.375%, 10/16/29	1,175,000	1,363,311
8.100%, 05/15/30	61,000	85,887
John Deere Capital Corp. 1.200%, 10/10/17	59,000	58,785
1.700%, 01/15/20	43,000	41,896
2.375%, 07/14/20	180,000	179,563
2.450%, 09/11/20	205,000	204,561
2.800%, 03/04/21	210,000	210,485
2.800%, 01/27/23	122,000	119,755
Roper Technologies, Inc. 3.000%, 12/15/20	83,000	82,656

		2,346,899

Media—1.0%
21st Century Fox America, Inc. 4.750%, 09/15/44	265,000	254,892
4.950%, 10/15/45 (144A)	45,000	44,317
5.400%, 10/01/43	340,000	353,902
7.125%, 04/08/28	220,000	260,947
7.250%, 05/18/18	265,000	295,629
7.280%, 06/30/28	400,000	479,871
7.300%, 04/30/28	218,000	261,099
7.625%, 11/30/28	100,000	126,013
CBS Corp. 2.300%, 08/15/19	500,000	494,450
3.700%, 08/15/24	265,000	257,714
4.000%, 01/15/26	167,000	162,848

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
CCO Safari LLC 3.579%, 07/23/20 (144A)	170,000	$168,981
4.464%, 07/23/22 (144A)	757,000	754,358
4.908%, 07/23/25 (144A)	215,000	214,791
6.384%, 10/23/35 (144A)	165,000	166,705
6.484%, 10/23/45 (144A)	505,000	505,828
Comcast Corp. 4.250%, 01/15/33	303,000	297,735
4.500%, 01/15/43	135,000	134,444
4.600%, 08/15/45	445,000	450,573
4.750%, 03/01/44	450,000	467,419
5.875%, 02/15/18	100,000	108,917
6.500%, 11/15/35	185,000	231,863
7.050%, 03/15/33	187,000	241,268
COX Communications, Inc. 6.450%, 12/01/36 (144A)	500,000	481,490
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	120,000	120,966
3.800%, 03/15/22	1,166,000	1,173,373
3.950%, 01/15/25	51,000	50,276
4.450%, 04/01/24	285,000	292,721
4.600%, 02/15/21	100,000	105,917
5.150%, 03/15/42	255,000	237,746
Discovery Communications LLC 4.375%, 06/15/21	525,000	538,016
Grupo Televisa S.A.B. 8.500%, 03/11/32	100,000	120,726
Historic TW, Inc. 6.875%, 06/15/18	100,000	111,071
NBCUniversal Media LLC 4.375%, 04/01/21	320,000	347,594
4.450%, 01/15/43	145,000	142,065
5.950%, 04/01/41	300,000	358,774
TCI Communications, Inc. 7.875%, 02/15/26	996,000	1,346,092
Thomson Reuters Corp. 3.950%, 09/30/21	500,000	516,279
Time Warner Cable, Inc. 4.125%, 02/15/21	180,000	183,794
5.000%, 02/01/20	585,000	619,259
5.500%, 09/01/41	570,000	515,078
Time Warner Cos., Inc. 7.570%, 02/01/24	50,000	61,140
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	715,000	843,492
Time Warner, Inc. 3.600%, 07/15/25	617,000	600,637
4.050%, 12/15/23	286,000	291,811
4.650%, 06/01/44	130,000	119,256
4.750%, 03/29/21	500,000	537,445
4.850%, 07/15/45	440,000	418,990
5.350%, 12/15/43	90,000	89,870
6.500%, 11/15/36	250,000	282,338
7.625%, 04/15/31	350,000	433,073

Media—(Continued)
Viacom, Inc. 3.250%, 03/15/23	44,000	40,175
4.375%, 03/15/43	569,000	416,804
6.125%, 10/05/17	400,000	425,854
6.875%, 04/30/36	375,000	371,475
Walt Disney Co. (The) 7.000%, 03/01/32	55,000	75,398

		19,003,559

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 2.500%, 01/15/23	300,000	290,022
4.200%, 06/15/35	60,000	59,676

		349,698

Mining—0.3%
Barrick Gold Corp. 5.250%, 04/01/42	140,000	94,290
BHP Billiton Finance USA, Ltd. 2.050%, 09/30/18	137,000	134,576
2.875%, 02/24/22	400,000	368,756
3.250%, 11/21/21	500,000	469,651
3.850%, 09/30/23	245,000	231,970
4.125%, 02/24/42	185,000	146,030
5.400%, 03/29/17	450,000	468,780
Freeport Minerals Corp. 9.500%, 06/01/31 (a)	500,000	396,126
Freeport-McMoRan, Inc. 3.875%, 03/15/23	1,222,000	696,540
4.550%, 11/14/24 (a)	695,000	397,887
5.450%, 03/15/43	24,000	12,480
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	135,000	95,580
Glencore Funding LLC 4.000%, 04/16/25 (144A)	305,000	211,975
Rio Tinto Finance USA plc 2.000%, 03/22/17	500,000	499,563
2.875%, 08/21/22	200,000	181,394
Rio Tinto Finance USA, Ltd. 3.750%, 06/15/25	350,000	317,713
7.125%, 07/15/28	280,000	330,145
Teck Resources, Ltd. 3.750%, 02/01/23 (a)	128,000	59,200
6.250%, 07/15/41	290,000	127,600

		5,240,256

Miscellaneous Manufacturing—0.3%
Eaton Corp. 5.800%, 03/15/37	375,000	425,291
7.650%, 11/15/29	100,000	133,654
General Electric Co. 2.700%, 10/09/22	148,000	147,379
3.375%, 03/11/24 (a)	218,000	225,610
4.100%, 12/15/22 (c)	236,860	236,268
4.125%, 10/09/42	380,000	371,179
4.500%, 03/11/44	1,095,000	1,126,900

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
Honeywell, Inc. 6.625%, 06/15/28	250,000	$322,715
Illinois Tool Works, Inc. 3.900%, 09/01/42	200,000	189,615
6.250%, 04/01/19	172,000	193,749
Ingersoll-Rand Co. 6.443%, 11/15/27	300,000	358,087
Ingersoll-Rand Global Holding Co., Ltd. 4.250%, 06/15/23	135,000	139,030
6.875%, 08/15/18	272,000	300,234
Parker-Hannifin Corp. 3.300%, 11/21/24	114,000	114,981
6.550%, 07/15/18	500,000	554,641
Siemens Financieringsmaatschappij NV 2.900%, 05/27/22 (144A)	400,000	399,841
5.750%, 10/17/16 (144A)	230,000	238,196
Textron, Inc. 3.875%, 03/01/25	105,000	102,950
Tyco International Finance S.A. 3.900%, 02/14/26	128,000	128,285

		5,708,605

Oil & Gas—1.5%
Alberta Energy Co., Ltd. 7.375%, 11/01/31	500,000	456,218
Anadarko Petroleum Corp. 4.500%, 07/15/44	185,000	141,633
5.950%, 09/15/16	280,000	287,716
6.375%, 09/15/17	240,000	251,669
Apache Corp. 3.250%, 04/15/22	300,000	285,732
5.100%, 09/01/40	300,000	256,444
6.000%, 01/15/37	150,000	144,875
BP Capital Markets plc 1.375%, 11/06/17	40,000	39,765
2.241%, 09/26/18	650,000	651,977
2.750%, 05/10/23	335,000	314,561
3.062%, 03/17/22	285,000	279,267
3.245%, 05/06/22	940,000	928,285
3.814%, 02/10/24	500,000	499,739
Burlington Resources Finance Co. 7.400%, 12/01/31	300,000	357,308
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	188,000	182,854
3.800%, 04/15/24	111,000	97,994
5.850%, 02/01/35	405,000	359,176
7.200%, 01/15/32	200,000	199,390
Canadian Oil Sands, Ltd. 6.000%, 04/01/42 (144A)	55,000	44,004
Cenovus Energy, Inc. 3.000%, 08/15/22	50,000	44,344
3.800%, 09/15/23	500,000	452,719
5.700%, 10/15/19	325,000	340,607
Chevron Corp. 1.344%, 11/09/17	995,000	992,773
1.365%, 03/02/18	250,000	248,000

Oil & Gas—(Continued)
Chevron Corp. 2.355%, 12/05/22	330,000	315,114
2.419%, 11/17/20	400,000	397,750
3.326%, 11/17/25 (a)	375,000	377,578
ConocoPhillips 6.000%, 01/15/20	325,000	362,084
ConocoPhillips Holding Co. 6.950%, 04/15/29	225,000	257,713
Devon Energy Corp. 3.250%, 05/15/22 (a)	425,000	361,266
5.000%, 06/15/45	435,000	329,688
7.950%, 04/15/32	235,000	242,838
Devon Financing Corp. LLC 7.875%, 09/30/31	250,000	256,416
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	228,000	138,416
Encana Corp. 5.150%, 11/15/41	485,000	324,381
Ensco plc 4.700%, 03/15/21 (a)	603,000	485,523
5.200%, 03/15/25	105,000	74,725
EOG Resources, Inc. 2.625%, 03/15/23	73,000	69,157
5.875%, 09/15/17	50,000	53,267
6.875%, 10/01/18	120,000	133,541
Exxon Mobil Corp. 3.567%, 03/06/45	149,000	140,037
Hess Corp. 7.875%, 10/01/29	175,000	191,160
Kerr-McGee Corp. 7.875%, 09/15/31	1,000,000	1,078,872
Marathon Oil Corp. 6.000%, 10/01/17	400,000	407,730
6.800%, 03/15/32	727,000	655,636
Marathon Petroleum Corp. 3.625%, 09/15/24	241,000	224,572
Nabors Industries, Inc. 2.350%, 09/15/16	200,000	199,006
4.625%, 09/15/21	115,000	94,502
5.000%, 09/15/20 (a)	110,000	96,511
Noble Energy, Inc. 3.900%, 11/15/24	122,000	108,583
5.050%, 11/15/44	107,000	86,392
5.250%, 11/15/43	550,000	443,694
6.000%, 03/01/41	215,000	185,369
Noble Holding International, Ltd. 4.000%, 03/16/18	73,000	66,103
5.250%, 03/15/42	250,000	138,615
6.050%, 03/01/41	500,000	298,961
6.950%, 04/01/45	218,000	139,495
Occidental Petroleum Corp. 1.750%, 02/15/17	500,000	501,000
3.500%, 06/15/25	193,000	188,503
4.625%, 06/15/45	79,000	76,629
8.450%, 02/15/29	135,000	181,815

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Petro-Canada 5.350%, 07/15/33	165,000	$162,648
Phillips 66 4.875%, 11/15/44	520,000	463,925
Shell International Finance B.V. 1.625%, 11/10/18	1,410,000	1,402,224
2.125%, 05/11/20	210,000	206,590
2.250%, 11/10/20	111,000	109,367
2.375%, 08/21/22	440,000	421,401
3.400%, 08/12/23	350,000	347,983
3.625%, 08/21/42	25,000	20,860
4.550%, 08/12/43	350,000	340,209
5.200%, 03/22/17	500,000	523,703
5.500%, 03/25/40	86,000	92,933
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	582,000	601,819
Statoil ASA 1.200%, 01/17/18	25,000	24,757
5.100%, 08/17/40	100,000	105,531
7.250%, 09/23/27	205,000	262,842
Suncor Energy, Inc. 5.950%, 12/01/34	100,000	100,195
6.100%, 06/01/18	805,000	865,824
7.150%, 02/01/32	100,000	113,534
Talisman Energy, Inc. 7.750%, 06/01/19	350,000	377,161
Tosco Corp. 8.125%, 02/15/30	526,000	657,612
Total Capital Canada, Ltd. 2.750%, 07/15/23 (a)	1,229,000	1,179,292
Total Capital International S.A. 2.700%, 01/25/23	555,000	532,051
2.875%, 02/17/22	70,000	69,571
Transocean, Inc. 6.500%, 11/15/20 (a)	365,000	251,850
7.125%, 12/15/21 (a)	280,000	180,950
7.500%, 04/15/31	55,000	31,350

		26,985,874

Oil & Gas Services—0.2%
Baker Hughes, Inc.
5.125%, 09/15/40	265,000	262,126
6.875%, 01/15/29	458,000	544,539
Cameron International Corp. 6.375%, 07/15/18	80,000	86,762
Halliburton Co. 2.700%, 11/15/20	210,000	207,574
3.375%, 11/15/22	104,000	102,350
3.500%, 08/01/23	214,000	210,024
4.850%, 11/15/35	85,000	83,501
5.000%, 11/15/45	311,000	307,437
6.700%, 09/15/38	350,000	410,495
National Oilwell Varco, Inc. 1.350%, 12/01/17	29,000	28,376
2.600%, 12/01/22	200,000	174,831

Oil & Gas Services—(Continued)
Schlumberger Holdings Corp. 2.350%, 12/21/18	400,000	397,403
Schlumberger Investment S.A. 3.650%, 12/01/23	358,000	363,201
Weatherford International LLC 6.800%, 06/15/37	100,000	70,000
Weatherford International, Ltd. 5.125%, 09/15/20	100,000	81,000
6.000%, 03/15/18	200,000	184,420

		3,514,039

Pharmaceuticals—1.3%
Abbott Laboratories 5.125%, 04/01/19	158,000	173,008
AbbVie, Inc. 1.750%, 11/06/17	874,000	872,304
2.900%, 11/06/22	500,000	483,719
3.200%, 11/06/22	359,000	353,376
3.600%, 05/14/25	410,000	404,643
4.500%, 05/14/35	925,000	906,127
4.700%, 05/14/45	325,000	317,676
Actavis Funding SCS 2.350%, 03/12/18	750,000	750,781
3.000%, 03/12/20	345,000	344,726
3.450%, 03/15/22	915,000	915,998
3.800%, 03/15/25	188,000	187,040
3.850%, 06/15/24	315,000	315,561
4.550%, 03/15/35	760,000	738,611
4.750%, 03/15/45	225,000	219,385
4.850%, 06/15/44	100,000	98,942
Actavis, Inc. 1.875%, 10/01/17	545,000	544,351
Allergan, Inc. 5.750%, 04/01/16	80,000	80,649
AstraZeneca plc 2.375%, 11/16/20	425,000	421,966
3.375%, 11/16/25	1,087,000	1,079,128
5.900%, 09/15/17	200,000	214,208
6.450%, 09/15/37	360,000	455,256
Baxalta, Inc. 3.600%, 06/23/22 (144A)	329,000	328,912
4.000%, 06/23/25 (144A)	450,000	445,323
5.250%, 06/23/45 (144A)	125,000	125,422
Bayer U.S. Finance LLC 1.500%, 10/06/17 (144A)	285,000	284,883
Bristol-Myers Squibb Co. 6.875%, 08/01/97	100,000	139,260
Cardinal Health, Inc. 2.400%, 11/15/19	128,000	127,951
3.200%, 06/15/22	155,000	153,104
3.750%, 09/15/25	169,000	171,570
Eli Lilly & Co. 2.750%, 06/01/25	540,000	533,121
Express Scripts Holding Co. 2.650%, 02/15/17	229,000	231,249
3.125%, 05/15/16	95,000	95,634

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Express Scripts Holding Co. 3.500%, 06/15/24	559,000	$550,722
3.900%, 02/15/22	145,000	148,941
6.125%, 11/15/41	350,000	397,743
7.250%, 06/15/19	135,000	155,305
Forest Laboratories LLC 4.875%, 02/15/21 (144A)	220,000	238,216
5.000%, 12/15/21 (144A)	225,000	244,486
GlaxoSmithKline Capital plc 2.850%, 05/08/22	1,120,000	1,128,700
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/23	143,000	142,584
5.375%, 04/15/34	300,000	339,149
Johnson & Johnson 6.950%, 09/01/29	700,000	993,114
McKesson Corp. 2.850%, 03/15/23	420,000	402,930
3.796%, 03/15/24	750,000	753,921
Mead Johnson Nutrition Co. 3.000%, 11/15/20	89,000	88,973
4.900%, 11/01/19	135,000	145,180
5.900%, 11/01/39	300,000	325,816
Medco Health Solutions, Inc. 4.125%, 09/15/20	450,000	472,095
Merck & Co., Inc. 2.400%, 09/15/22	62,000	60,752
2.750%, 02/10/25	629,000	612,337
3.700%, 02/10/45	175,000	161,604
6.550%, 09/15/37	150,000	195,268
Mylan, Inc. 1.800%, 06/24/16	230,000	229,852
2.600%, 06/24/18	50,000	49,616
Novartis Capital Corp. 2.400%, 09/21/22	300,000	295,363
3.400%, 05/06/24	527,000	544,068
Perrigo Finance plc 3.500%, 12/15/21	200,000	194,398
3.900%, 12/15/24	200,000	192,970
Pfizer, Inc. 6.050%, 03/30/17	150,000	159,012
Sanofi 1.250%, 04/10/18	419,000	417,169
Teva Pharmaceutical Finance Co. B.V. 2.950%, 12/18/22	77,000	73,716
3.650%, 11/10/21	254,000	257,587
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	240,000	232,240
Wyeth LLC 5.500%, 02/15/16	100,000	100,520
6.500%, 02/01/34	806,000	1,004,964
Zoetis, Inc. 1.875%, 02/01/18	52,000	51,305
3.250%, 02/01/23	460,000	439,229
3.450%, 11/13/20	39,000	39,045
4.700%, 02/01/43	43,000	37,539

		24,390,313

Pipelines—0.8%
Boardwalk Pipelines L.P. 5.750%, 09/15/19	290,000	291,828
Buckeye Partners L.P. 5.850%, 11/15/43	255,000	196,968
Enable Midstream Partners L.P. 3.900%, 05/15/24	260,000	198,754
Energy Transfer Partners L.P. 2.500%, 06/15/18	576,000	551,719
3.600%, 02/01/23	718,000	591,031
4.050%, 03/15/25	270,000	221,740
4.750%, 01/15/26	754,000	634,177
7.500%, 07/01/38	275,000	253,998
EnLink Midstream Partners L.P. 2.700%, 04/01/19	281,000	256,387
Enterprise Products Operating LLC 3.700%, 02/15/26	53,000	47,541
3.750%, 02/15/25	567,000	518,639
3.900%, 02/15/24	252,000	235,118
4.900%, 05/15/46	185,000	151,180
4.950%, 10/15/54	33,000	25,815
5.200%, 09/01/20	150,000	157,321
5.250%, 01/31/20	500,000	526,563
6.125%, 10/15/39	400,000	365,406
6.875%, 03/01/33	162,000	169,107
Kinder Morgan Energy Partners L.P. 3.500%, 09/01/23	270,000	223,861
4.250%, 09/01/24	192,000	163,322
5.000%, 08/15/42	240,000	177,076
5.400%, 09/01/44	385,000	290,954
Kinder Morgan, Inc. 5.550%, 06/01/45	281,000	219,357
Magellan Midstream Partners L.P. 6.550%, 07/15/19	695,000	758,768
MPLX L.P. 4.000%, 02/15/25	95,000	79,844
ONEOK Partners L.P. 3.250%, 02/01/16	115,000	115,199
3.375%, 10/01/22	210,000	170,336
3.800%, 03/15/20 (a)	220,000	209,115
4.900%, 03/15/25	520,000	437,964
6.125%, 02/01/41	475,000	362,975
6.650%, 10/01/36	275,000	227,325
Plains All American Pipeline L.P. / PAA Finance Corp. 3.650%, 06/01/22	350,000	300,352
4.650%, 10/15/25 (a)	400,000	349,180
4.700%, 06/15/44 (a)	250,000	174,008
5.750%, 01/15/20 (a)	610,000	603,330
6.650%, 01/15/37	425,000	375,431
Spectra Energy Capital LLC 3.300%, 03/15/23	237,000	202,764
6.750%, 07/15/18	185,000	198,930
6.750%, 02/15/32	705,000	686,193
7.500%, 09/15/38	85,000	84,202
Spectra Energy Partners L.P. 2.950%, 09/25/18	140,000	137,558

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	91,000	$78,704
4.950%, 01/15/43	295,000	210,969
5.300%, 04/01/44	170,000	126,519
5.350%, 05/15/45	1,040,000	772,292
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	46,000	40,887
6.000%, 09/15/17 (144A)	150,000	158,185
Texas Gas Transmission LLC 4.500%, 02/01/21 (144A)	210,000	199,001
TransCanada PipeLines, Ltd. 5.850%, 03/15/36	176,000	181,034
7.125%, 01/15/19	142,000	158,180
7.250%, 08/15/38	300,000	356,262
Transcanada Trust 5.625%, 05/20/75 (c)	55,000	50,852
Western Gas Partners L.P. 3.950%, 06/01/25	157,000	131,759
5.375%, 06/01/21	149,000	150,815
Williams Partners L.P. 3.600%, 03/15/22	285,000	224,129
4.000%, 09/15/25	193,000	144,511
4.900%, 01/15/45	118,000	75,124
5.100%, 09/15/45	350,000	230,340
5.400%, 03/04/44	140,000	93,832

		15,324,731

Real Estate—0.0%
ProLogis L.P. 3.750%, 11/01/25	338,000	335,286
4.250%, 08/15/23	333,000	350,381

		685,667

Real Estate Investment Trusts—0.6%
American Tower Corp. 3.450%, 09/15/21	330,000	331,618
4.000%, 06/01/25	285,000	280,140
4.500%, 01/15/18	220,000	229,436
5.000%, 02/15/24 (a)	474,000	501,738
AvalonBay Communities, Inc. 3.625%, 10/01/20	135,000	140,136
Boston Properties L.P. 3.800%, 02/01/24	227,000	230,816
3.850%, 02/01/23	510,000	520,441
4.125%, 05/15/21	100,000	104,740
Brixmor Operating Partnership L.P. 3.875%, 08/15/22	330,000	328,484
DDR Corp. 3.500%, 01/15/21	320,000	317,389
Duke Realty L.P. 3.875%, 02/15/21	55,000	56,079
4.375%, 06/15/22	210,000	216,403
ERP Operating L.P. 4.625%, 12/15/21	100,000	108,528
4.750%, 07/15/20	190,000	205,235
5.750%, 06/15/17	300,000	317,005

Real Estate Investment Trusts—(Continued)
HCP, Inc. 2.625%, 02/01/20	100,000	98,459
3.150%, 08/01/22	120,000	114,611
3.875%, 08/15/24	257,000	249,092
4.000%, 12/01/22	600,000	597,226
4.000%, 06/01/25	200,000	195,283
4.200%, 03/01/24	125,000	124,173
5.625%, 05/01/17	345,000	360,870
Kimco Realty Corp. 3.125%, 06/01/23	175,000	169,431
3.200%, 05/01/21	310,000	310,332
3.400%, 11/01/22	55,000	54,482
Liberty Property L.P. 3.375%, 06/15/23	75,000	71,132
4.400%, 02/15/24	155,000	157,110
National Retail Properties, Inc. 4.000%, 11/15/25	193,000	189,551
Realty Income Corp. 3.875%, 07/15/24	200,000	196,197
4.125%, 10/15/26	250,000	250,802
Simon Property Group L.P. 3.500%, 09/01/25 (a)	275,000	278,419
4.375%, 03/01/21	420,000	455,375
10.350%, 04/01/19	340,000	417,233
UDR, Inc. 3.700%, 10/01/20	140,000	144,617
4.000%, 10/01/25 (a)	145,000	146,381
Ventas Realty L.P. 4.125%, 01/15/26	68,000	67,785
4.375%, 02/01/45	45,000	41,220
Ventas Realty L.P. / Ventas Capital Corp. 3.250%, 08/15/22	285,000	277,445
4.250%, 03/01/22	405,000	417,535
4.750%, 06/01/21	300,000	319,503
Weingarten Realty Investors 4.450%, 01/15/24	52,000	53,280
Welltower, Inc. 3.750%, 03/15/23	110,000	108,017
4.000%, 06/01/25	410,000	403,303

		10,157,052

Retail—0.9%
Advance Auto Parts, Inc. 4.500%, 12/01/23	115,000	117,257
AutoZone, Inc. 3.250%, 04/15/25	290,000	280,396
Bed Bath & Beyond, Inc. 4.915%, 08/01/34	138,000	123,118
CVS Health Corp. 2.250%, 12/05/18	500,000	502,412
2.750%, 12/01/22	380,000	370,237
2.800%, 07/20/20	850,000	853,818
3.875%, 07/20/25	225,000	229,631
4.000%, 12/05/23	190,000	197,452
4.875%, 07/20/35	524,000	541,025
5.125%, 07/20/45	370,000	389,769
5.750%, 06/01/17	80,000	84,704

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	90,056	$90,946
5.880%, 01/10/28	494,186	530,632
Gap, Inc. (The) 5.950%, 04/12/21 (a)	200,000	211,578
Home Depot, Inc. (The) 2.000%, 06/15/19	496,000	499,474
2.625%, 06/01/22	115,000	114,880
3.350%, 09/15/25	175,000	178,826
3.750%, 02/15/24	320,000	340,663
4.250%, 04/01/46	190,000	194,235
5.400%, 09/15/40	200,000	233,058
5.875%, 12/16/36	100,000	121,884
Kohl’s Corp. 5.550%, 07/17/45 (a)	330,000	307,130
Lowe’s Cos., Inc. 4.375%, 09/15/45	165,000	169,584
5.500%, 10/15/35	275,000	320,405
5.800%, 10/15/36	150,000	177,591
6.500%, 03/15/29	125,000	155,262
6.875%, 02/15/28	450,000	573,229
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	295,000	226,467
6.700%, 09/15/28	435,000	479,094
6.900%, 04/01/29	113,000	127,339
6.900%, 01/15/32	180,000	198,649
7.000%, 02/15/28	150,000	173,977
McDonald’s Corp. 2.100%, 12/07/18	440,000	440,283
2.750%, 12/09/20	70,000	69,952
3.700%, 02/15/42	225,000	188,210
4.700%, 12/09/35	70,000	69,741
4.875%, 07/15/40	340,000	340,746
4.875%, 12/09/45	190,000	191,157
6.300%, 10/15/37	325,000	381,242
Nordstrom, Inc. 6.950%, 03/15/28	170,000	207,862
Starbucks Corp. 2.700%, 06/15/22	124,000	124,038
Target Corp. 3.500%, 07/01/24	103,000	106,880
6.350%, 11/01/32	250,000	312,756
6.650%, 08/01/28	182,000	224,597
6.750%, 01/01/28	66,000	84,990
Wal-Mart Stores, Inc. 2.550%, 04/11/23	550,000	542,407
3.300%, 04/22/24	150,000	154,789
4.000%, 04/11/43	255,000	247,627
4.125%, 02/01/19 (a)	250,000	267,717
4.300%, 04/22/44	680,000	693,236
5.250%, 09/01/35	775,000	882,785
5.875%, 04/05/27	90,000	109,969
6.750%, 10/15/23	111,000	137,337
Walgreen Co. 3.100%, 09/15/22	94,000	91,033

Retail—(Continued)
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24	1,178,000	1,142,858
4.500%, 11/18/34	292,000	266,654
4.800%, 11/18/44	175,000	158,302

		16,551,890

Savings & Loans—0.0%
Nationwide Building Society 3.900%, 07/21/25 (144A)	460,000	474,487

Semiconductors—0.1%
Intel Corp. 2.450%, 07/29/20	344,000	347,935
3.100%, 07/29/22	230,000	234,534
3.300%, 10/01/21	245,000	253,776
4.800%, 10/01/41	182,000	189,731
4.900%, 07/29/45	430,000	454,493
QUALCOMM, Inc. 4.800%, 05/20/45	777,000	690,371

		2,170,840

Software—0.4%
Intuit, Inc. 5.750%, 03/15/17	431,000	451,572
Microsoft Corp. 2.000%, 11/03/20	965,000	965,271
2.375%, 02/12/22	230,000	227,022
2.700%, 02/12/25	600,000	585,415
3.500%, 02/12/35	68,000	62,849
3.500%, 11/15/42	190,000	167,268
3.750%, 02/12/45	690,000	635,776
4.450%, 11/03/45	385,000	397,021
4.500%, 10/01/40	500,000	519,906
5.200%, 06/01/39	500,000	565,322
Oracle Corp. 2.375%, 01/15/19	165,000	167,548
2.500%, 05/15/22	305,000	299,361
2.500%, 10/15/22	709,000	692,386
2.800%, 07/08/21	225,000	227,904
2.950%, 05/15/25	450,000	438,386
3.400%, 07/08/24	115,000	116,777
3.625%, 07/15/23	161,000	166,535
4.125%, 05/15/45	245,000	232,305
4.500%, 07/08/44	430,000	432,635
5.000%, 07/08/19	200,000	219,957
6.125%, 07/08/39	70,000	84,644

		7,655,860

Telecommunications—1.5%
Alltel Corp. 6.800%, 05/01/29	280,000	329,785
America Movil S.A.B. de C.V. 1.502%, 09/12/16 (c)	500,000	499,993
5.000%, 03/30/20	100,000	108,513
5.625%, 11/15/17	125,000	133,382
6.375%, 03/01/35	600,000	671,519

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
AT&T, Inc. 0.741%, 02/12/16 (c)	750,000	$749,668
1.700%, 06/01/17	915,000	917,524
3.000%, 06/30/22	1,567,000	1,529,422
3.400%, 05/15/25	1,192,000	1,145,619
4.300%, 12/15/42	1,013,000	865,604
4.450%, 05/15/21	450,000	478,959
4.500%, 05/15/35	90,000	83,237
4.800%, 06/15/44	765,000	700,844
5.500%, 02/01/18	300,000	320,696
BellSouth Capital Funding Corp. 7.875%, 02/15/30	550,000	653,265
BellSouth LLC 6.550%, 06/15/34	200,000	209,247
BellSouth Telecommunications LLC 6.375%, 06/01/28 (a)	350,000	381,306
British Telecommunications plc 2.350%, 02/14/19	285,000	285,763
5.950%, 01/15/18	100,000	107,823
9.625%, 12/15/30	75,000	109,437
Cisco Systems, Inc. 1.650%, 06/15/18	540,000	542,257
2.900%, 03/04/21	47,000	48,312
3.625%, 03/04/24	695,000	725,075
5.500%, 01/15/40	110,000	129,001
5.900%, 02/15/39	750,000	914,829
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	500,000	534,511
Deutsche Telekom International Finance B.V. 5.750%, 03/23/16	100,000	100,924
8.750%, 06/15/30	100,000	138,644
GTP Acquisition Partners LLC 3.482%, 06/16/25 (144A)	269,000	264,831
Koninklijke KPN NV 8.375%, 10/01/30	250,000	327,560
Nippon Telegraph & Telephone Corp. 1.400%, 07/18/17	500,000	498,106
Orange S.A. 2.750%, 09/14/16	500,000	505,617
5.500%, 02/06/44	348,000	369,469
9.000%, 03/01/31	165,000	232,886
Qwest Corp. 6.750%, 12/01/21	350,000	366,625
6.875%, 09/15/33	85,000	81,566
7.250%, 09/15/25	133,000	141,481
Rogers Communications, Inc. 4.100%, 10/01/23	213,000	219,470
6.800%, 08/15/18	100,000	111,611
7.500%, 08/15/38	100,000	129,448
8.750%, 05/01/32	400,000	540,752
SES Global Americas Holdings GP 2.500%, 03/25/19 (144A)	70,000	69,034
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	150,000	152,910
Verizon Communications, Inc. 2.450%, 11/01/22 (a)	235,000	222,446

Telecommunications—(Continued)
Verizon Communications, Inc. 2.500%, 09/15/16	194,000	195,514
2.625%, 02/21/20	214,000	214,744
3.500%, 11/01/24	795,000	785,221
3.850%, 11/01/42	322,000	263,198
4.272%, 01/15/36	115,000	103,822
4.400%, 11/01/34	169,000	155,924
4.500%, 09/15/20	656,000	704,811
4.522%, 09/15/48	439,000	392,596
4.672%, 03/15/55	131,000	113,734
4.862%, 08/21/46	3,282,000	3,107,155
5.150%, 09/15/23	1,277,000	1,403,839
5.850%, 09/15/35	650,000	695,128
6.000%, 04/01/41	290,000	313,252
6.400%, 09/15/33	241,000	274,566
6.900%, 04/15/38	350,000	418,397
Verizon Pennsylvania LLC 6.000%, 12/01/28	125,000	131,705
8.750%, 08/15/31	200,000	241,144
Vodafone Group plc 1.500%, 02/19/18	30,000	29,667
2.500%, 09/26/22	110,000	101,895
2.950%, 02/19/23	115,000	107,765
6.150%, 02/27/37	350,000	345,381
6.250%, 11/30/32	750,000	777,028

		28,525,457

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	620,000	619,454
3.450%, 09/15/21	510,000	521,246
3.850%, 09/01/23	500,000	519,315
4.150%, 04/01/45	245,000	222,050
4.450%, 03/15/43	310,000	294,755
4.550%, 09/01/44	200,000	193,071
4.700%, 09/01/45	190,000	189,587
4.900%, 04/01/44	150,000	153,926
5.750%, 03/15/18	100,000	107,956
7.950%, 08/15/30	100,000	138,851
Canadian National Railway Co. 5.850%, 11/15/17	190,000	204,328
6.250%, 08/01/34	100,000	125,839
6.800%, 07/15/18	120,000	133,569
Canadian Pacific Railway Co. 2.900%, 02/01/25	260,000	244,736
5.750%, 03/15/33	120,000	130,255
6.125%, 09/15/15	102,000	103,323
7.250%, 05/15/19	290,000	330,541
CSX Corp. 3.400%, 08/01/24	300,000	298,263
4.100%, 03/15/44	41,000	37,144
7.900%, 05/01/17	62,000	67,086
FedEx Corp. 3.900%, 02/01/35	96,000	87,388
4.100%, 02/01/45	485,000	432,179

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
JB Hunt Transport Services, Inc. 3.300%, 08/15/22	490,000	$485,273
Norfolk Southern Corp. 5.590%, 05/17/25	100,000	114,339
Ryder System, Inc. 2.500%, 03/01/17	125,000	125,836
2.875%, 09/01/20	330,000	326,009
3.600%, 03/01/16	100,000	100,392
Union Pacific Corp. 6.250%, 05/01/34	378,000	463,560
United Parcel Service of America, Inc. 8.375%, 04/01/20	75,000	92,999
8.375%, 04/01/30 (d)	377,000	528,910

		7,392,180

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 03/15/16 (144A)	380,000	380,658
2.875%, 07/17/18 (144A)	93,000	93,585

		474,243

Water—0.0%
American Water Capital Corp. 6.593%, 10/15/37	100,000	129,671

Total Corporate Bonds & Notes (Cost $452,667,775)		437,120,669

Convertible Bonds—17.1%

Aerospace/Defense—0.3%
Airbus Group SE Zero Coupon, 07/01/22 (EUR)	4,400,000	5,162,800

Auto Parts & Equipment—0.5%
Cie Generale des Etablissements Michelin Zero Coupon, 01/01/17 (EUR)	5,916,400	8,955,855

Banks—0.8%
BNP Paribas S.A. 0.250%, 09/27/16 (EUR)	3,600,000	4,081,310
Credit Agricole S.A. Zero Coupon, 12/06/16 (EUR)	4,597,600	3,759,822
Shizuoka Bank, Ltd. (The) Zero Coupon, 04/25/18	4,500,000	4,438,125
Yamaguchi Financial Group, Inc. 0.103%, 03/26/20 (c)	3,300,000	3,481,500

		15,760,757

Biotechnology—1.2%
Gilead Sciences, Inc. 1.625%, 05/01/16	2,718,000	12,144,364

Biotechnology—(Continued)
Illumina, Inc. Zero Coupon, 06/15/19 (a)	9,236,000	10,038,377

		22,182,741

Chemicals—0.1%
Toray Industries, Inc. Zero Coupon, 08/30/19 (JPY)	100,000,000	1,096,135

Coal—0.2%
RAG-Stiftung Zero Coupon, 12/31/18 (EUR)	2,300,000	2,738,229
Zero Coupon, 02/18/21 (EUR)	600,000	734,534

		3,472,763

Commercial Services—0.3%
Macquarie Infrastructure Corp. 2.875%, 07/15/19 (a)	3,297,000	3,686,458
Toppan Printing Co., Ltd. Zero Coupon, 12/19/19 (JPY)	200,000,000	1,934,357

		5,620,815

Computers—0.3%
Cap Gemini S.A. Zero Coupon, 01/01/19 (EUR)	5,110,500	5,131,743

Electric—0.4%
Chugoku Electric Power Co., Inc. (The) Zero Coupon, 03/25/20 (JPY)	870,000,000	7,699,675

Engineering & Construction—0.1%
Japan Airport Terminal Co., Ltd. Zero Coupon, 03/06/20 (JPY)	200,000,000	1,776,280

Food—0.1%
J Sainbury plc 1.250%, 11/21/19 (GBP)	900,000	1,412,755

Gas—0.3%
National Grid North America, Inc. 0.900%, 11/02/20 (GBP)	3,700,000	5,537,995

Healthcare-Products—0.1%
Terumo Corp. Zero Coupon, 12/04/19 (JPY)	150,000,000	1,461,687
Zero Coupon, 12/06/21 (JPY)	150,000,000	1,481,967

		2,943,654

Healthcare-Services—0.5%
Anthem, Inc. 2.750%, 10/15/42	4,913,000	9,377,689

Holding Companies-Diversified—0.9%
GBL Verwaltung S.A. 1.250%, 02/07/17 (EUR)	2,600,000	2,971,630

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—(Continued)
Industrivarden AB Zero Coupon, 05/15/19 (SEK)	42,000,000	$5,680,470
1.875%, 02/27/17 (EUR)	4,700,000	5,531,665
Sofina S.A. 1.000%, 09/19/16	1,000,000	995,150
Solidium Oy Zero Coupon, 09/04/18 (EUR)	1,800,000	2,240,183

		17,419,098

Insurance—0.2%
Swiss Life Holding AG Zero Coupon, 12/02/20 (CHF)	3,100,000	3,919,878

Internet—0.9%
Priceline Group, Inc. (The) 0.350%, 06/15/20 (a)	2,746,000	3,266,024
0.900%, 09/15/21 (a)	3,950,000	3,984,563
1.000%, 03/15/18	6,173,000	8,777,234

		16,027,821

Investment Company Security—0.3%
Ares Capital Corp. 4.375%, 01/15/19 (a)	1,851,000	1,829,019
4.750%, 01/15/18	3,679,000	3,651,408

		5,480,427

Lodging—0.1%
Resorttrust, Inc. Zero Coupon, 12/01/21 (JPY)	240,000,000	2,368,651

Miscellaneous Manufacturing—0.9%
Siemens Financieringsmaatschappij NV 1.050%, 08/16/17	13,750,000	14,430,625
1.650%, 08/16/19	1,750,000	1,915,970

		16,346,595

Pharmaceuticals—0.4%
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26	4,707,000	7,348,804

Real Estate—1.1%
CapitaLand, Ltd. 1.850%, 06/19/20 (SGD)	4,500,000	2,995,187
1.950%, 10/17/23 (SGD)	7,250,000	5,228,242
Deutsche Wohnen AG 0.500%, 11/22/20 (EUR)	4,800,000	8,549,678
LEG Immobilien AG 0.500%, 07/01/21 (EUR)	2,500,000	3,959,030

		20,732,137

Real Estate Investment Trusts—1.6%
British Land White 2015, Ltd. Zero Coupon, 06/09/20 (GBP)	2,400,000	3,465,196

Real Estate Investment Trusts—(Continued)
Cofinimmo S.A. 2.000%, 06/20/18 (EUR)	1,897,400	2,479,554
Derwent London Capital No.2 Jersey, Ltd. 1.125%, 07/24/19 (GBP)	1,000,000	1,757,983
Extra Space Storage L.P. 3.125%, 10/01/35 (144A) (a)	1,961,000	2,136,264
Fonciere Des Regions 0.875%, 04/01/19 (EUR)	7,448,000	8,144,446
Ruby Assets Pte, Ltd. 1.600%, 02/01/17 (SGD)	2,500,000	1,996,791
Unibail-Rodamco SE Zero Coupon, 07/01/21 (EUR)	1,459,600	5,149,346
Zero Coupon, 01/01/22 (EUR)	1,121,300	4,322,886

		29,452,466

Retail—0.4%
Lotte Shopping Co., Ltd. Zero Coupon, 01/24/18 (KRW)	3,800,000,000	3,212,443
Takashimaya Co., Ltd. Zero Coupon, 12/11/18 (JPY)	160,000,000	1,392,737
Zero Coupon, 12/11/20 (JPY)	80,000,000	738,799
Yamada Denki Co., Ltd. Zero Coupon, 06/28/19 (JPY)	150,000,000	1,407,089

		6,751,068

Semiconductors—2.4%
Intel Corp. 2.950%, 12/15/35	6,302,000	8,062,621
3.250%, 08/01/39	4,309,000	7,166,406
Lam Research Corp. 0.500%, 05/15/16	4,196,000	5,460,045
Novellus Systems, Inc. 2.625%, 05/15/41	3,600,000	8,471,250
STMicroelectronics NV Zero Coupon, 07/03/19	4,800,000	4,574,400
1.000%, 07/03/21	3,400,000	3,268,760
Xilinx, Inc. 2.625%, 06/15/17	4,048,000	6,570,410

		43,573,892

Software—1.0%
Akamai Technologies, Inc. Zero Coupon, 02/15/19	2,101,000	2,014,334
Citrix Systems, Inc. 0.500%, 04/15/19 (a)	6,699,000	7,285,162
Red Hat, Inc. 0.250%, 10/01/19 (a)	6,603,000	8,596,281

		17,895,777

Telecommunications—0.8%
America Movil S.A.B. de C.V. Zero Coupon, 05/28/20 (EUR)	13,800,000	15,373,576

Transportation—0.7%
Deutsche Post AG 0.600%, 12/06/19 (EUR)	7,700,000	10,982,965

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation—(Continued)
Nagoya Railroad Co., Ltd. Zero Coupon, 12/11/24 (JPY)	210,000,000	$1,930,613

		12,913,578

Water—0.2%
Suez Environnement Co. Zero Coupon, 02/27/20 (EUR)	14,469,600	3,520,791

Total Convertible Bonds (Cost $310,631,373)		315,256,216

Convertible Preferred Stocks—1.1%

Banks—0.7%
Wells Fargo & Co., Series L 7.500%, 12/31/49	11,780	13,676,580

Electric Utilities—0.2%
NextEra Energy, Inc. 5.799%, 09/01/16 (a)	63,957	3,494,610

Health Care Providers & Services—0.1%
Anthem, Inc. 5.250%, 05/01/18 (a)	27,330	1,258,547

Multi-Utilities—0.1%
Dominion Resources, Inc. 6.000%, 07/01/16	14,400	772,848
6.125%, 04/01/16	27,901	1,480,985

		2,253,833

Total Convertible Preferred Stocks (Cost $21,615,752)		20,683,570

U.S. Treasury & Government Agencies—0.4%

Federal Agencies—0.1%
Federal Farm Credit Bank 3.040%, 03/06/28	250,000	241,016
5.250%, 12/28/27	585,000	711,078
Tennessee Valley Authority 5.375%, 04/01/56	350,000	417,054

		1,369,148

U.S. Treasury—0.3%
U.S. Treasury Notes 1.250%, 11/15/18	5,570,000	5,561,300

Total U.S. Treasury & Government Agencies (Cost $6,940,839)		6,930,448

Municipals—0.1%
American Municipal Power, Inc. 5.939%, 02/15/47	75,000	86,689
7.499%, 02/15/50	350,000	463,435

Security Description	Shares/ Principal Amount*	Value
Los Angeles, Department of Airports, Build America Bonds 6.582%, 05/15/39	65,000	$83,611
Los Angeles, Unified School District, Build America Bonds 5.750%, 07/01/34	100,000	120,381
6.758%, 07/01/34	75,000	98,821
Ohio University 5.590%, 12/01/2114	300,000	315,060
Port Authority of New York & New Jersey 4.458%, 10/01/62	130,000	124,939
5.647%, 11/01/40	30,000	35,472
State of California, Build America Bonds 7.300%, 10/01/39	260,000	363,893
State of Massachusetts 5.456%, 12/01/39	150,000	181,221
University of California, Build America Bonds 5.770%, 05/15/43	140,000	171,548
University of California, Revenue Bonds 0.744%, 07/01/41 (c)	130,000	129,961

Total Municipals (Cost $2,122,384)		2,175,031

Preferred Stocks—0.1%

Household Products—0.1%
Henkel AG & Co. KGaA	16,209	1,806,850

Machinery—0.0%
Marcopolo S.A.	143,590	67,356

Total Preferred Stocks (Cost $2,085,414)		1,874,206

Foreign Government—0.1%

Electric—0.0%
Hydro-Quebec 8.400%, 01/15/22	165,000	213,125

Provincial—0.1%
Province of Quebec Canada 6.350%, 01/30/26	600,000	749,054

Total Foreign Government (Cost $1,025,699)		962,179

Short-Term Investments—27.6%

Mutual Fund—4.3%
State Street Navigator Securities Lending MET Portfolio (e)	79,822,218	79,822,218

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—1.3%
U.S. Treasury Bills 0.015%, 03/17/16 (a) (f) (g)	405,000	$404,918
0.096%, 04/28/16 (f) (g)	55,000	54,954
0.301%, 05/19/16 (f) (g) (h)	23,000,000	22,970,951

		23,430,823

Repurchase Agreement—22.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $407,043,538 on 01/04/16, collateralized by $411,495,000 U.S. Government Agency Obligations with rates ranging from 1.500% - 1.750%, maturity dates ranging from 01/31/19 - 08/31/19, with a value of $415,190,533.	407,042,181	407,042,181

Total Short-Term Investments (Cost $510,297,687)		510,295,222

Total Investments—101.3% (Cost $1,878,089,698) (i)		1,868,680,973
Other assets and liabilities (net)—(1.3)%		(24,091,525)

Net Assets—100.0%		$1,844,589,448

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $80,220,464 and the collateral received consisted of cash in the amount of $79,822,218 and non-cash collateral with a value of $3,307,316. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $614,559.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2015, the market value of securities pledged was $19,400,466.
(i)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,893,588,415. The aggregate unrealized appreciation and depreciation of investments were $63,147,128 and $(88,054,570), respectively, resulting in net unrealized depreciation of $(24,907,442) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $47,634,108, which is 2.6% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(NVDR)—	Non-Voting Depository Receipts
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	15,952,625	Standard Chartered Bank	01/27/16	$11,494,696	$117,474
AUD	6,634,393	Citibank N.A.	03/29/16	4,762,386	52,165
CHF	6,038,048	Royal Bank of Canada	01/27/16	6,121,404	(87,375)
CHF	655,038	Goldman Sachs & Co.	03/29/16	657,470	(1,116)
CHF	229,037	State Street Bank and Trust	03/29/16	233,090	(3,593)
DKK	12,744,461	HSBC Bank plc	03/29/16	1,876,904	(16,246)
EUR	2,348,872	Citibank N.A.	01/27/16	2,570,306	(16,276)
EUR	1,575,213	Goldman Sachs & Co.	01/27/16	1,785,927	(73,130)
EUR	2,558,537	HSBC Bank plc	01/27/16	2,799,712	(17,704)
EUR	1,573,644	Merrill Lynch International	01/27/16	1,726,174	(15,083)
EUR	534,745	Standard Chartered Bank	01/27/16	581,313	138
EUR	798,459	Standard Chartered Bank	01/27/16	875,716	(7,517)
EUR	1,593,860	Standard Chartered Bank	01/27/16	1,747,881	(14,809)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,782,528	Standard Chartered Bank	01/27/16	$1,955,002	$(16,782)
EUR	1,526,532	Standard Chartered Bank	03/29/16	1,672,808	(10,258)
EUR	3,661,756	State Street Bank and Trust	03/29/16	4,019,678	(31,651)
GBP	506,310	BNP Paribas S.A.	01/27/16	749,921	(3,472)
GBP	578,987	Standard Chartered Bank	01/27/16	861,485	(7,889)
GBP	575,916	Deutsche Bank AG	03/29/16	870,905	(21,768)
HKD	25,688,551	Royal Bank of Canada	01/27/16	3,315,100	149
HKD	29,998,623	Societe Generale	03/29/16	3,872,367	893
ILS	3,214,610	Royal Bank of Canada	01/27/16	833,652	(7,221)
JPY	86,199,158	Standard Chartered Bank	01/27/16	710,456	7,045
JPY	311,643,577	Standard Chartered Bank	01/27/16	2,568,814	25,231
JPY	929,068,836	Standard Chartered Bank	01/27/16	7,647,468	85,873
JPY	90,059,945	HSBC Bank plc	03/29/16	743,776	7,156
NOK	4,365,153	Standard Chartered Bank	01/27/16	500,862	(7,824)
SEK	45,783,207	Standard Chartered Bank	01/27/16	5,396,112	31,039
SEK	24,686,599	HSBC Bank plc	03/29/16	2,921,211	10,390
SGD	2,585,352	Royal Bank of Canada	03/29/16	1,830,819	(12,491)

Contracts to Deliver
CHF	865,411	Goldman Sachs & Co.	01/27/16	$866,438	$1,603
CHF	2,843,605	Standard Chartered Bank	01/27/16	2,912,071	70,359
EUR	86,723,238	Citibank N.A.	01/27/16	95,854,892	1,556,945
EUR	1,148,617	Citibank N.A.	01/27/16	1,223,527	(25,414)
EUR	681,446	HSBC Bank plc	01/27/16	746,108	5,143
EUR	2,309,207	Morgan Stanley & Co. International plc	01/27/16	2,476,311	(34,591)
EUR	5,786,679	Royal Bank of Canada	01/27/16	6,338,561	46,453
EUR	16,062,358	Societe Generale	01/27/16	17,642,301	177,001
EUR	2,896,904	Standard Chartered Bank	01/27/16	3,105,288	(44,642)
EUR	1,663,440	Standard Chartered Bank	01/27/16	1,843,389	34,659
EUR	1,596,036	Standard Chartered Bank	01/27/16	1,787,078	51,639
EUR	4,337,435	State Street Bank and Trust	01/27/16	4,633,990	(82,292)
EUR	606,216	BNP Paribas S.A.	03/29/16	660,681	450
EUR	404,528	State Street Bank and Trust	03/29/16	438,753	(1,819)
GBP	3,467,240	Citibank N.A.	01/27/16	5,314,927	203,201
GBP	534,112	Credit Suisse International	01/27/16	823,105	35,667
GBP	3,848,740	Goldman Sachs & Co.	01/27/16	5,854,376	180,207
GBP	11,065,668	Royal Bank of Canada	01/27/16	16,766,479	452,447
GBP	323,826	State Street Bank and Trust	01/27/16	491,547	14,133
GBP	11,547,868	Standard Chartered Bank	03/29/16	17,499,538	473,237
JPY	93,450,000	Barclays Bank plc	01/27/16	772,335	(5,520)
JPY	280,864,000	Merrill Lynch International	01/27/16	2,278,697	(59,146)
JPY	213,349,594	Royal Bank of Canada	01/27/16	1,771,286	(4,584)
JPY	2,203,377,594	Standard Chartered Bank	01/27/16	18,233,964	(106,410)
JPY	216,053,376	State Street Bank and Trust	01/27/16	1,782,361	(16,014)
JPY	150,633,966	Standard Chartered Bank	03/29/16	1,247,070	(8,936)
JPY	128,434,646	State Street Bank and Trust	03/29/16	1,061,172	(9,733)
NOK	3,633,406	Deutsche Bank AG	03/29/16	419,978	9,818
SEK	24,188,000	Citibank N.A.	01/27/16	2,856,246	(11,004)
SEK	4,620,000	Credit Suisse International	01/27/16	540,829	(6,827)
SEK	9,424,800	Merrill Lynch International	01/27/16	1,082,663	(34,554)
SGD	11,154,449	Credit Suisse International	01/27/16	7,984,808	124,040
SGD	2,832,001	Societe Generale	01/27/16	2,021,053	25,284
SGD	1,708,764	Standard Chartered Bank	01/27/16	1,211,258	7,057

Net Unrealized Appreciation					$2,983,205

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/16	375	AUD	47,410,255	$127,065
Euro Stoxx 50 Index Futures	03/18/16	957	EUR	31,023,457	418,706
Nickel Futures	03/14/16	4	USD	247,200	(35,664)
Primary Aluminum Futures	03/14/16	21	USD	799,363	(7,795)
S&P 500 E-Mini Index Futures	03/18/16	3,001	USD	301,591,057	3,820,713
TOPIX Index Futures	03/10/16	140	JPY	2,223,585,000	(474,937)
U.S. Treasury Long Bond Futures	03/21/16	159	USD	24,415,271	30,979
U.S. Treasury Note 10 Year Futures	03/21/16	155	USD	19,517,258	(1,789)
U.S. Treasury Note 2 Year Futures	03/31/16	60	USD	13,050,061	(15,998)
Zinc Futures	01/18/16	9	USD	389,333	(29,333)
Zinc Futures	03/14/16	9	USD	396,902	(34,877)

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/21/16	(475)	CAD	(65,653,479)	(951,631)
Hang Seng Index Futures	01/28/16	(120)	HKD	(131,514,160)	6,988
MSCI EAFE Mini Index Futures	03/18/16	(820)	USD	(68,413,555)	(1,212,645)
MSCI Emerging Markets Mini Index Futures	03/18/16	(1,620)	USD	(62,433,596)	(1,353,904)
Nickel Futures	03/14/16	(4)	USD	(212,556)	1,020
Primary Aluminum Futures	03/14/16	(21)	USD	(763,812)	(27,757)
S&P TSX 60 Index Futures	03/17/16	(166)	CAD	(24,726,323)	(387,047)
SPI 200 Index Futures	03/17/16	(197)	AUD	(24,012,880)	(1,368,385)
U.S. Treasury Note 10 Year Futures	03/21/16	(500)	USD	(63,139,733)	186,608
U.S. Treasury Note 5 Year Futures	03/31/16	(18)	USD	(2,134,698)	4,933
U.S. Treasury Ultra Long Bond Futures	03/21/16	(110)	USD	(17,411,333)	(44,292)
Zinc Futures	01/18/16	(9)	USD	(393,948)	33,948
Zinc Futures	03/14/16	(9)	USD	(354,348)	(7,677)

Net Unrealized Depreciation					$(1,322,771)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	2.115%	11/06/25	USD	195,000,000	$(1,070,406)
Pay	3M LIBOR	2.122%	12/10/25	USD	150,200,000	(788,764)
Pay	3M LIBOR	2.170%	12/30/25	USD	197,900,000	(787,352)

Net Unrealized Depreciation						$(2,646,522)

Cash in the amount of $190 has been received at the custodian bank as collateral for swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,823,496	$10,477,054	$—	$16,300,550
Air Freight & Logistics	92,672	2,297,484	—	2,390,156
Airlines	1,664,260	1,772,668	—	3,436,928
Auto Components	82,012	4,965,653	—	5,047,665
Automobiles	2,771,072	12,707,424	—	15,478,496
Banks	21,029,875	40,160,247	—	61,190,122
Beverages	7,236,183	11,760,418	—	18,996,601
Biotechnology	6,858,263	—	—	6,858,263
Building Products	1,016,768	2,161,497	—	3,178,265
Capital Markets	5,960,547	8,543,696	—	14,504,243
Chemicals	3,481,993	2,873,276	—	6,355,269
Commercial Services & Supplies	—	1,616,335	—	1,616,335
Communications Equipment	1,365,921	2,102,969	—	3,468,890
Construction & Engineering	740,976	2,171,927	—	2,912,903
Construction Materials	307,715	778,914	—	1,086,629
Consumer Finance	1,096,606	—	—	1,096,606
Containers & Packaging	1,048,016	—	—	1,048,016
Distributors	—	144,719	—	144,719
Diversified Financial Services	3,332,173	4,455,730	—	7,787,903
Diversified Telecommunication Services	2,726,669	20,395,700	—	23,122,369
Electric Utilities	4,506,095	2,159,476	—	6,665,571
Electrical Equipment	1,137,646	—	—	1,137,646
Electronic Equipment, Instruments & Components	1,328,670	5,719,672	—	7,048,342
Energy Equipment & Services	1,415,445	—	—	1,415,445
Food & Staples Retailing	3,580,790	8,850,967	—	12,431,757
Food Products	2,837,742	8,014,445	—	10,852,187
Gas Utilities	81,348	4,421,740	—	4,503,088
Health Care Equipment & Supplies	3,123,865	4,101,519	—	7,225,384
Health Care Providers & Services	7,063,174	1,473,513	—	8,536,687
Hotels, Restaurants & Leisure	2,072,639	2,202,546	—	4,275,185
Household Durables	1,517,544	1,992,610	—	3,510,154
Household Products	3,421,524	3,088,404	—	6,509,928
Industrial Conglomerates	1,808,229	4,820,179	—	6,628,408
Insurance	5,102,683	32,151,013	—	37,253,696
Internet & Catalog Retail	2,911,734	—	—	2,911,734
Internet Software & Services	11,018,563	1,984,617	—	13,003,180

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-34

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$9,465,491	$4,411,705	$—	$13,877,196
Life Sciences Tools & Services	1,038,753	—	—	1,038,753
Machinery	3,403,871	1,727,616	—	5,131,487
Media	8,198,908	12,150,477	—	20,349,385
Metals & Mining	296,375	5,358,829	—	5,655,204
Multi-Utilities	950,639	2,913,445	—	3,864,084
Multiline Retail	1,602,364	3,828,249	—	5,430,613
Oil, Gas & Consumable Fuels	11,621,891	10,208,196	—	21,830,087
Paper & Forest Products	—	1,186,923	—	1,186,923
Personal Products	201,217	2,274,161	—	2,475,378
Pharmaceuticals	11,915,134	41,229,649	—	53,144,783
Professional Services	342,797	—	—	342,797
Real Estate Investment Trusts	5,397,039	7,322,720	—	12,719,759
Real Estate Management & Development	—	10,729,034	—	10,729,034
Road & Rail	2,916,232	4,297,352	—	7,213,584
Semiconductors & Semiconductor Equipment	9,548,062	3,570,763	—	13,118,825
Software	8,214,067	3,583,348	—	11,797,415
Specialty Retail	6,978,841	3,940,243	—	10,919,084
Technology Hardware, Storage & Peripherals	9,743,980	—	—	9,743,980
Textiles, Apparel & Luxury Goods	1,412,833	—	—	1,412,833
Thrifts & Mortgage Finance	—	1,963,685	—	1,963,685
Tobacco	2,050,940	14,444,788	—	16,495,728
Trading Companies & Distributors	—	2,329,386	—	2,329,386
Transportation Infrastructure	—	441,257	—	441,257
Water Utilities	178,653	1,387,379	—	1,566,032
Wireless Telecommunication Services	405,401	8,271,419	—	8,676,820
Total Common Stocks	215,446,396	357,937,036	—	573,383,432
Total Corporate Bonds & Notes*	—	437,120,669	—	437,120,669
Total Convertible Bonds*	—	315,256,216	—	315,256,216
Total Convertible Preferred Stocks*	20,683,570	—	—	20,683,570
Total U.S. Treasury & Government Agencies*	—	6,930,448	—	6,930,448
Total Municipals	—	2,175,031	—	2,175,031
Total Preferred Stocks*	—	1,874,206	—	1,874,206
Total Foreign Government*	—	962,179	—	962,179
Short-Term Investments
Mutual Fund	79,822,218	—	—	79,822,218
U.S. Treasury	—	23,430,823	—	23,430,823
Repurchase Agreement	—	407,042,181	—	407,042,181
Total Short-Term Investments	79,822,218	430,473,004	—	510,295,222
Total Investments	$315,952,184	$1,552,728,789	$—	$1,868,680,973

Collateral for Securities Loaned (Liability)	$—	$(79,822,218)	$—	$(79,822,218)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,806,896	$—	$3,806,896
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(823,691)	—	(823,691)
Total Forward Contracts	$—	$2,983,205	$—	$2,983,205
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,630,960	$—	$—	$4,630,960
Futures Contracts (Unrealized Depreciation)	(5,953,731)	—	—	(5,953,731)
Total Futures Contracts	$(1,322,771)	$—	$—	$(1,322,771)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(2,646,522)	$—	$(2,646,522)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $119,314 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $2,114,350 were due to the application of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-35

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,461,638,792
Repurchase Agreement	407,042,181
Cash	6,882
Cash denominated in foreign currencies (c)	8,752,885
Cash collateral for futures contracts	33,600,120
Unrealized appreciation on forward foreign currency exchange contracts	3,806,896
Receivable for:
Investments sold	4,295,588
Fund shares sold	959,651
Dividends and interest	6,861,721
Variation margin on centrally cleared swap contracts	2,975,671
Prepaid expenses	4,574

Total Assets	1,929,944,961
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	823,691
Collateral for securities loaned	79,822,218
Payables for:
Investments purchased	568,322
Fund shares redeemed	43,238
Foreign taxes	11,363
Variation margin on futures contracts	2,168,140
Accrued Expenses:
Management fees	1,054,647
Distribution and service fees	389,300
Deferred trustees’ fees	56,734
Other expenses	417,860

Total Liabilities	85,355,513

Net Assets	$1,844,589,448

Net Assets Consist of:
Paid in surplus	$1,801,826,401
Undistributed net investment income	31,124,393
Accumulated net realized gain	22,169,882
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(10,531,228)

Net Assets	$1,844,589,448

Net Assets
Class B	$1,844,589,448
Capital Shares Outstanding*
Class B	166,676,336
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,471,047,517.
(b)	Includes securities loaned at value of $80,220,464.
(c)	Identified cost of cash denominated in foreign currencies was $8,753,326.

Consolidated§ Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$15,554,107
Interest	19,325,485
Securities lending income	585,286

Total investment income	35,464,878
Expenses
Management fees	12,574,306
Administration fees	89,076
Custodian and accounting fees	621,673
Distribution and service fees - Class B	4,339,038
Audit and tax services	87,983
Legal	31,196
Trustees’ fees and expenses	35,173
Shareholder reporting	92,449
Insurance	10,510
Miscellaneous	29,491

Total expenses	17,910,895
Less management fee waiver	(792,808)

Net expenses	17,118,087

Net Investment Income	18,346,791

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	10,865,729
Net increase from payments by affiliates (b)	225,508
Futures contracts	1,940,635
Swap contracts	27,707,136
Foreign currency transactions	10,515,181

Net realized gain	51,254,189

Net change in unrealized depreciation on:
Investments	(41,565,429)
Futures contracts	(4,818,935)
Swap contracts	(10,163,813)
Foreign currency transactions	(2,265,026)

Net change in unrealized depreciation	(58,813,203)

Net realized and unrealized loss	(7,559,014)

Net Increase in Net Assets From Operations	$10,787,777

(a)	Net of foreign withholding taxes of $973,327.
(b)	See Note 7 of the Notes to Consolidated Financial Statements.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-36

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,346,791	$16,886,599
Net realized gain	51,254,189	103,013,956
Net change in unrealized depreciation	(58,813,203)	(15,447,607)

Increase in net assets from operations	10,787,777	104,452,948

From Distributions to Shareholders
Net investment income
Class B	(46,915,042)	(17,423,474)
Net realized capital gains
Class B	(81,319,406)	(47,564,812)

Total distributions	(128,234,448)	(64,988,286)

Increase in net assets from capital share transactions	313,386,746	248,941,459

Total increase in net assets	195,940,075	288,406,121

Net Assets
Beginning of period	1,648,649,373	1,360,243,252

End of period	$1,844,589,448	$1,648,649,373

Undistributed net investment income
End of period	$31,124,393	$39,819,241

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	24,116,354	$275,131,969	20,729,270	$241,602,231
Reinvestments	11,378,389	128,234,448	5,771,606	64,988,286
Redemptions	(7,882,474)	(89,979,671)	(4,930,110)	(57,649,058)

Net increase	27,612,269	$313,386,746	21,570,766	$248,941,459

Increase derived from capital shares transactions		$313,386,746		$248,941,459

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-37

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$11.86	$11.58	$10.50	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.12	0.13	0.08	0.02
Net realized and unrealized gain (loss) on investments	(0.01)	0.66	1.07 (c)	0.58

Total from investment operations	0.11	0.79	1.15	0.60

Less Distributions
Distributions from net investment income	(0.33)	(0.14)	(0.01)	(0.04)
Distributions from net realized capital gains	(0.57)	(0.37)	(0.06)	(0.06)

Total distributions	(0.90)	(0.51)	(0.07)	(0.10)

Net Asset Value, End of Period	$11.07	$11.86	$11.58	$10.50

Total Return (%) (d)	0.89	6.98	10.99	6.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.05	1.08	1.32	(f)
Net ratio of expenses to average net assets (%) (g)	0.99	1.00	1.08	1.25	(f)
Ratio of net investment income to average net assets (%)	1.06	1.09	0.71	0.24	(f)
Portfolio turnover rate (%)	52	45	45	33	(e)
Net assets, end of period (in millions)	$1,844.6	$1,648.6	$1,360.2	$486.2

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-38

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Total Assets at December 31, 2015
JPMorgan Global Active Allocation Portfolio, Ltd.	4/23/2012	$1,656	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the consolidated financial statements were issued.

MIST-39

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-40

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, real estate investment trust (REIT) adjustments, convertible preferred stock, convertible bond adjustments, return of capital adjustments, passive foreign investment companies (PFICs) transactions and controlled foreign corporation reversal. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-41

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $407,042,181, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-42

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(27,420,769)	$—	$—	$—	$(27,420,769)
Convertible Bonds	(39,717,787)	—	—	—	(39,717,787)
Convertible Preferred Stocks	(2,718,386)	—	—	—	(2,718,386)
Corporate Bonds & Notes	(9,965,276)	—	—	—	(9,965,276)
Total	$(79,822,218)	$—	$—	$—	$(79,822,218)
Total Borrowings	$(79,822,218)	$—	$—	$—	$(79,822,218)
Gross amount of recognized liabilities for securities lending transactions					$(79,822,218)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

MIST-43

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

MIST-44

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$2,646,522
	Unrealized appreciation on futures contracts (a) (c)	$349,585	Unrealized depreciation on futures contracts (a) (c)	1,013,710
Equity	Unrealized appreciation on futures contracts (a) (c)	4,246,407	Unrealized depreciation on futures contracts (a) (c)	4,796,918
Commodity	Unrealized appreciation on futures contracts (a) (c)	34,968	Unrealized depreciation on futures contracts (a) (c)	143,103
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,806,896	Unrealized depreciation on forward foreign currency exchange contracts	823,691

Total		$8,437,856		$9,423,944

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$450	$(450)	$—	$—
Citibank N.A.	1,812,311	(52,694)	—	1,759,617
Credit Suisse International	159,707	(6,827)	—	152,880
Deutsche Bank AG	9,818	(9,818)	—	—
Goldman Sachs & Co.	181,810	(74,246)	—	107,564
HSBC Bank plc	22,689	(22,689)	—	—
Royal Bank of Canada	499,049	(111,671)	—	387,378
Societe Generale	203,178	—	—	203,178
Standard Chartered Bank	903,751	(225,067)	—	678,684
State Street Bank and Trust	14,133	(14,133)	—	—

	$3,806,896	$(517,595)	$—	$3,289,301

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$5,520	$—	$—	$5,520
BNP Paribas S.A.	3,472	(450)	—	3,022
Citibank N.A.	52,694	(52,694)	—	—
Credit Suisse International	6,827	(6,827)	—	—
Deutsche Bank AG	21,768	(9,818)	—	11,950
Goldman Sachs & Co.	74,246	(74,246)	—	—
HSBC Bank plc	33,950	(22,689)	—	11,261
Merrill Lynch International	108,783	—	—	108,783
Morgan Stanley & Co. International plc	34,591	—	—	34,591

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Royal Bank of Canada	$111,671	$(111,671)	$—	$—
Standard Chartered Bank	225,067	(225,067)	—	—
State Street Bank and Trust	145,102	(14,133)	—	130,969

	$823,691	$(517,595)	$—	$306,096

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$11,400,153	$11,400,153
Futures contracts	(6,991,620)	11,864,457	(2,932,202)	—	1,940,635
Swap contracts	27,707,136	—	—	—	27,707,136

	$20,715,516	$11,864,457	$(2,932,202)	$11,400,153	$41,047,924

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(2,252,773)	$(2,252,773)
Futures contracts	(699,304)	(5,614,837)	1,495,206	—	(4,818,935)
Swap contracts	(10,163,813)	—	—	—	(10,163,813)

	$(10,863,117)	$(5,614,837)	$1,495,206	$(2,252,773)	$(17,235,521)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$276,443,473
Futures contracts long	83,030,398
Futures contracts short	(138,378,338)
Swap contracts	519,800,000

‡	Averages are based on activity levels during 2015.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve

MIST-46

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$50,275,902	$779,283,696	$85,317,429	$611,540,401

MIST-47

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$12,574,306	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $250 million
0.050%	$250 million to $500 million
0.020%	$500 million to $750 million
0.050%	$1 billion to $3 billion
0.070%	$3 billion to $5 billion
0.080%	Over $5 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2015, the Subadvisor voluntarily reimbursed the Portfolio for underperformance that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Consolidated Statement of Operations. This reimbursement had no impact on total return.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$94,398,751	$37,008,985	$33,835,697	$27,979,301	$128,234,448	$64,988,286

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$57,008,771	$16,528,786	$(30,717,777)	$—	$42,819,780

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-49

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JP Morgan Global Active Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of JPMorgan Global Active Allocation Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Global Active Allocation Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

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Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-52

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-53

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those

MIST-54

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year and since-inception (beginning April 23, 2012) periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year, three-year, and since-inception periods ended October 31, 2015. In addition, the Board considered that the Portfolio outperformed its blended benchmark for the one-year period ended October 31, 2015, and underperformed its blended benchmark for the three-year and since-inception periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-55

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Asset Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned -7.25% and -7.43%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned -7.47%.

MARKET ENVIRONMENT / CONDITIONS

2015 was certainly eventful as Greece, weakness in crude oil prices, a strong U.S. dollar, China, emerging markets, and the endless banter on when the Federal Reserve (the “Fed”) would finally raise interest rates dominated the headlines. While the year was difficult, there were areas of the market that have done quite well, particularly in the Consumer Discretionary and Health Care sectors. Investors who have made contrarian calls on the Energy and Materials sectors have yet to be rewarded. There was a defensive tone in the markets as large-cap stocks represented by the S&P 500 Index finished 2015 with a slight gain of 1.4% due to dividends outperforming the Russell 2000 Index, which lost -4.4%.

U.S. equity markets were a virtual seesaw in the first half of the year. While the S&P 500 Index reached an all-time high of 2130.82 on May 21, it experienced several mini dips of over 3%. Investor concerns throughout the early part of 2015 were largely focused on reduced earnings estimates, resulting from the massive decline in oil prices and the strength of the U.S. dollar. The U.S. dollar is widely measured by the U.S. Dollar Index (the “DXY”) which is calculated by averaging the exchange rates between the U.S. dollar and six major world currencies. The DXY does not include China and the euro has the largest weighting. The DXY rose 9.3% for the year with the U.S. dollar being particularly strong against the euro as monetary policy in the U.S. and eurozone diverged during the year. The European Central Bank (the “ECB”) has been expanding its monetary stimulus while the Fed prepared markets for the eventual interest rate hike that occurred in December.

Ongoing concerns over global growth, the Organization of the Petroleum Exporting Countries (OPEC) reluctance to cut oil production, and the possibility of additional supply coming from Iran and Libya crushed the Energy sector in 2015. It appears now that the U.S. is the swing factor when it comes to bringing global demand and supply for crude oil into balance. U.S. producers have been aggressive in reducing the number of active drilling rigs with active rigs drilling for oil down by 64.2% in 2015. However, due to improved technology and better-than-expected drilling efficiency, U.S. oil production has only fallen 4.1% from peak levels reached in June. Crude oil futures ranged between $61.43 a barrel and $34.73 a barrel and the near-term futures contract closed out at $37.04 a barrel at year end, representing a 30.5% decline for the year.

The Greek saga once again took a dangerous turn in June as Greece Prime Minister Alex Tsipras cut off negotiations with European officials, announcing plans to hold a referendum on July 5, which placed the decision of accepting reform into the hands of the people. Athens subsequently missed its International Monetary Fund payment. After the “No” vote by the Greek people on the bailout referendum, market sentiment began to improve amidst signs that the Greek government was preparing to ignore the referendum result and submit new reform proposals to avoid bankruptcy and expulsion from the eurozone. The Greek parliament passed an agreement resulting in European officials granting Greece a three-year support program.

As Greece faded from the headlines, the volatility on the two main onshore Chinese stock exchanges became front and center. At its high on June 12, the Shanghai Stock Exchange Composite Index gained 59.7% in 2015. Over the summer months, it fell 45.1%, reaching its low on August 26. To stem the selling, the People’s Bank of China (the “PBOC”) provided liquidity support to Chinese security regulators to fund the China Securities Finance Corporation. Additionally, Chinese security firms collectively invested into a market stabilization fund, new Initial Public Offerings were temporarily suspended, and trading was halted on hundreds of issues. The Shanghai Index finished 2015 with a total return of 6.4%.

Investors finally experienced the “correction” bearish investors were waiting for in the third quarter. China first made headlines in early August with a surprise move by the PBOC to devalue the Chinese renminbi (“RMB”) relative to the U.S. dollar. The decision was initially well received by Chinese and U.S. equity markets. The vicious selling did not occur in the U.S. until the following week when the S&P 500 Index dropped 11.2% in just six trading days, reaching its 2015 low of 1867.91 on August 25. Just when it appeared the markets could recover some of August’s losses, markets sold off as investors were discouraged by the Fed’s inaction at its September meeting. Once again the Fed shifted the parameters by which they would consider raising interest rates, creating even more uncertainty on the interest rate outlook.

U.S. equity markets rebounded in October as investors were encouraged by Chinese foreign exchange reserves falling at a slower pace. Additionally, Chinese President Xi’s statements helped alleviate fears of the RMB’s further devaluation relative to the U.S. dollar. However, falling oil prices and a strengthening U.S. dollar, the major nemeses of equity markets for 2015 reappeared in December. Additionally, stresses in the high-yield credit markets fueled renewed volatility. The Santa Claus rally investors were hoping for appeared to be underway the week of the Christmas holiday as the S&P 500 Index gained 2.8%. However, in the final week of the year, investor enthusiasm faded as higher crude oil inventories and Saudi Arabia’s pledge to leave production unchanged stirred up volatility in crude oil prices.

Market rallies in 2015 have been mostly driven by stabilization in China, improving sentiment in Europe, actions taken or comments made by the ECB and the Fed, as well as brisk U.S. merger-and-acquisition (“M&A”) activity.

MIST-1

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Asset Management Inc.

Portfolio Manager Commentary*—(Continued)

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in Health Care and Industrials aided relative returns, as Thoratec and CoreSite Realty were the top contributors. Within the Health Care sector, an overweight position in Thoratec contributed to performance. Shares of the stock rose after St. Jude Medical acquired the company for $63.50 per share. An overweight position in CoreSite Realty also contributed to performance. Shares outperformed after management released a series of positive quarterly earnings announcements and issued positive FFO (funds from operations) guidance for 2015. Strong momentum in leasing activity and M&A in the data center space also boosted investor sentiment toward the stock.

Alternatively, stock selection in the Energy and Information Technology (“IT”) sectors hurt returns, where Unisys and Iconix Brand Group were the top detractors. Within the IT sector, the overweight position in Unisys detracted from performance. A series of weaker earnings releases in which management made cautious remarks about growth in the company’s hardware segment, and declining margins due to restructuring charges, pension expenses, and lower services and technology margins caused shares to fall during the period. In addition, shares of Iconix Brand Group declined in the year. The COO, CFO and CEO all left the company, which raised fears of potential accounting issues. Shares declined further after management announced a restatement of financials from 2013 to 2015. Management also cut revenue and earnings per share guidance substantially on lower licensing revenue and performance of international joint ventures. Lastly, the SEC announced an investigation into the company’s accounting practices for some of its joint ventures.

From our proprietary attribution framework during the year, the Alpha Model, Sector Selection and Stock Specific made positive contributions to performance, while Risk Factors detracted. From a factor perspective, Valuation and Capital Deployment were additive to performance, while Earnings Quality detracted.

As of December 31, 2015, the Portfolio’s largest relative sector overweights were in the IT and Industrials sectors, and our largest relative underweights were in the Financials and Consumer Discretionary sectors.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Asset Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	-7.25	6.10	6.68	—
Class B	-7.43	5.83	—	5.72
Russell 2000 Value Index	-7.47	7.67	5.57	—

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
CNO Financial Group, Inc.	1.2
DCT Industrial Trust, Inc.	1.2
Cooper Tire & Rubber Co.	1.2
Take-Two Interactive Software, Inc.	1.1
Westamerica Bancorp	1.1
CubeSmart	1.0
Children’s Place, Inc. (The)	1.0
Universal Corp.	1.0
EMCOR Group, Inc.	1.0
REX American Resources Corp.	1.0

Top Sectors

% of Net Assets
Financials	41.2
Industrials	13.1
Information Technology	12.4
Consumer Discretionary	8.4
Utilities	7.2
Health Care	5.2
Energy	3.9
Materials	3.0
Consumer Staples	2.4
Telecommunication Services	0.7

MIST-3

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.73%	$1,000.00	$919.90	$3.53
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B(a)	Actual	0.98%	$1,000.00	$918.70	$4.74
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
AAR Corp.	181,700	$4,776,893
DigitalGlobe, Inc. (a)	182,300	2,854,818
Moog, Inc. - Class A (a)	31,500	1,908,900
National Presto Industries, Inc.	5,700	472,302

		10,012,913

Air Freight & Logistics—0.6%
Atlas Air Worldwide Holdings, Inc. (a)	76,300	3,154,242

Airlines—0.4%
Alaska Air Group, Inc.	30,500	2,455,555

Auto Components—1.5%
Cooper Tire & Rubber Co.	169,900	6,430,715
Dana Holding Corp. (b)	56,000	772,800
Stoneridge, Inc. (a)	59,200	876,160

		8,079,675

Banks—17.3%
1st Source Corp.	39,491	1,219,087
American National Bankshares, Inc.	2,300	58,903
Bancfirst Corp.	23,400	1,371,708
BancorpSouth, Inc. (b)	136,600	3,277,034
Bank of Hawaii Corp. (b)	59,800	3,761,420
Banner Corp.	22,500	1,031,850
BBCN Bancorp, Inc.	129,200	2,224,824
Capital Bank Financial Corp. - Class A (b)	84,900	2,715,102
Cascade Bancorp (a)	30,471	184,959
Cathay General Bancorp	75,400	2,362,282
Central Pacific Financial Corp.	178,601	3,932,794
Century Bancorp, Inc. - Class A (b)	3,000	130,380
Chemical Financial Corp.	26,400	904,728
Citizens & Northern Corp. (b)	7,100	149,100
City Holding Co.	52,909	2,414,767
CoBiz Financial, Inc. (b)	35,740	479,631
Columbia Banking System, Inc.	19,900	646,949
Community Bank System, Inc.	49,600	1,981,024
Community Trust Bancorp, Inc.	44,716	1,563,271
Customers Bancorp, Inc. (a)	61,400	1,671,308
East West Bancorp, Inc.	4,628	192,340
Financial Institutions, Inc.	25,499	713,972
First Bancorp	11,100	208,014
First BanCorp. (a)	467,000	1,517,750
First Busey Corp.	50,566	1,043,177
First Citizens BancShares, Inc. - Class A	3,000	774,510
First Commonwealth Financial Corp. (b)	465,300	4,220,271
First Community Bancshares, Inc.	16,900	314,847
First Financial Bancorp	41,500	749,905
First Financial Bankshares, Inc. (b)	27,700	835,709
First Interstate BancSystem, Inc. - Class A	33,900	985,473
Flushing Financial Corp.	56,000	1,211,840
FNB Corp. (b)	170,100	2,269,134
Fulton Financial Corp.	107,900	1,403,779
Glacier Bancorp, Inc.	77,600	2,058,728
Great Southern Bancorp, Inc.	13,400	606,484
Guaranty Bancorp	9,600	158,784

Banks—(Continued)
Hancock Holding Co. (b)	121,600	3,060,672
Heartland Financial USA, Inc. (b)	19,783	620,395
Heritage Financial Corp. (b)	8,934	168,317
Investors Bancorp, Inc.	333,700	4,151,228
Lakeland Bancorp, Inc.	22,545	265,806
Lakeland Financial Corp.	10,200	475,524
MainSource Financial Group, Inc.	61,204	1,400,347
Metro Bancorp, Inc.	21,500	674,670
National Penn Bancshares, Inc.	17,200	212,076
OFG Bancorp	205,845	1,506,785
Pacific Continental Corp.	28,685	426,833
PacWest Bancorp	56,900	2,452,390
Preferred Bank	6,400	211,328
Republic Bancorp, Inc. - Class A	7,200	190,152
S&T Bancorp, Inc. (b)	8,000	246,560
Sierra Bancorp	6,200	109,430
Simmons First National Corp. - Class A	5,000	256,800
Southside Bancshares, Inc.	6,455	155,049
Southwest Bancorp, Inc.	46,600	814,568
State Bank Financial Corp.	21,100	443,733
Stock Yards Bancorp, Inc. (b)	4,600	173,834
Suffolk Bancorp	6,300	178,605
TCF Financial Corp.	161,200	2,276,144
Tompkins Financial Corp. (b)	14,459	812,017
TriState Capital Holdings, Inc. (a) (b)	9,400	131,506
Trustmark Corp.	52,600	1,211,904
UMB Financial Corp. (b)	68,400	3,184,020
Umpqua Holdings Corp.	215,761	3,430,600
Union Bankshares Corp.	153,974	3,886,304
Valley National Bancorp (b)	27,674	272,589
Washington Trust Bancorp, Inc.	13,900	549,328
Webster Financial Corp.	40,800	1,517,352
WesBanco, Inc. (b)	5,472	164,269
West Bancorp, Inc. (b)	15,120	298,620
Westamerica Bancorp (b)	134,100	6,269,175
Western Alliance Bancorp (a)	5,764	206,697
Wilshire Bancorp, Inc.	237,500	2,743,125

		96,494,590

Biotechnology—1.2%
Applied Genetic Technologies Corp. (a)	2,600	53,040
Ardelyx, Inc. (a)	12,500	226,500
Avalanche Biotechnologies, Inc. (a)	2,800	26,656
Cara Therapeutics, Inc. (a) (b)	15,000	252,900
Dicerna Pharmaceuticals, Inc. (a) (b)	6,300	74,781
Epizyme, Inc. (a) (b)	4,600	73,692
Idera Pharmaceuticals, Inc. (a) (b)	644,800	1,992,432
Immune Design Corp. (a) (b)	5,300	106,424
Insmed, Inc. (a) (b)	16,100	292,215
Karyopharm Therapeutics, Inc. (a) (b)	2,200	29,150
MacroGenics, Inc. (a) (b)	5,300	164,141
NantKwest, Inc. (a) (b)	28,700	497,371
Radius Health, Inc. (a) (b)	16,200	996,948
Sage Therapeutics, Inc. (a) (b)	1,900	110,770
Seres Therapeutics, Inc. (a) (b)	29,100	1,021,119
Ultragenyx Pharmaceutical, Inc. (a) (b)	4,300	482,374

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Verastem, Inc. (a)	13,100	$24,366
Zafgen, Inc. (a)	5,200	32,708

		6,457,587

Building Products—0.6%
Gibraltar Industries, Inc. (a)	123,300	3,136,752

Capital Markets—0.9%
Arlington Asset Investment Corp. - Class A (b)	37,700	498,771
Cowen Group, Inc. - Class A (a) (b)	264,200	1,011,886
International FCStone, Inc. (a)	8,200	274,372
Investment Technology Group, Inc.	63,800	1,085,876
Janus Capital Group, Inc. (b)	24,500	345,205
KCG Holdings, Inc. - Class A (a)	131,047	1,613,189
Oppenheimer Holdings, Inc. - Class A	20,509	356,446

		5,185,745

Chemicals—0.6%
Intrepid Potash, Inc. (a)	177,400	523,330
KMG Chemicals, Inc.	6,200	142,724
Minerals Technologies, Inc.	6,500	298,090
Olin Corp.	81,400	1,404,964
Rayonier Advanced Materials, Inc. (b)	109,200	1,069,068

		3,438,176

Commercial Services & Supplies—2.1%
ACCO Brands Corp. (a)	531,000	3,786,030
Ennis, Inc.	30,500	587,125
Essendant, Inc.	91,500	2,974,665
Quad/Graphics, Inc.	166,707	1,550,375
West Corp.	127,800	2,756,646

		11,654,841

Communications Equipment—1.9%
Black Box Corp.	76,092	725,157
Comtech Telecommunications Corp.	54,882	1,102,579
InterDigital, Inc. (b)	68,800	3,373,952
NETGEAR, Inc. (a) (b)	58,400	2,447,544
Polycom, Inc. (a)	249,900	3,146,241

		10,795,473

Construction & Engineering—1.6%
Argan, Inc.	67,810	2,197,044
Comfort Systems USA, Inc.	51,200	1,455,104
EMCOR Group, Inc.	111,600	5,361,264

		9,013,412

Consumer Finance—0.6%
Cash America International, Inc. (b)	57,000	1,707,150
Nelnet, Inc. - Class A	40,300	1,352,871

		3,060,021

Containers & Packaging—0.6%
Graphic Packaging Holding Co.	230,300	2,954,749

Containers & Packaging—(Continued)
Myers Industries, Inc.	20,000	266,400

		3,221,149

Distributors—0.0%
VOXX International Corp. (a) (b)	32,400	170,424

Diversified Consumer Services—1.1%
Ascent Capital Group, Inc. - Class A (a) (b)	24,900	416,328
Houghton Mifflin Harcourt Co. (a)	32,600	710,028
K12, Inc. (a)	147,900	1,301,520
Regis Corp. (a)	250,500	3,544,575

		5,972,451

Diversified Financial Services—0.0%
Marlin Business Services Corp. (b)	11,874	190,696

Diversified Telecommunication Services—0.6%
Cincinnati Bell, Inc. (a)	727,600	2,619,360
FairPoint Communications, Inc. (a) (b)	12,300	197,661
Intelsat S.A. (a) (b)	76,600	318,656
Windstream Holdings, Inc. (b)	33,000	212,520

		3,348,197

Electric Utilities—2.1%
El Paso Electric Co.	108,505	4,177,443
PNM Resources, Inc.	51,900	1,586,583
Portland General Electric Co.	139,500	5,073,615
Spark Energy, Inc. - Class A (b)	8,100	167,832
Unitil Corp.	18,900	678,132

		11,683,605

Electrical Equipment—0.3%
General Cable Corp. (b)	68,400	918,612
LSI Industries, Inc.	51,565	628,577

		1,547,189

Electronic Equipment, Instruments & Components—2.8%
Benchmark Electronics, Inc. (a)	180,200	3,724,734
Checkpoint Systems, Inc.	34,300	215,061
Coherent, Inc. (a)	20,000	1,302,200
Insight Enterprises, Inc. (a)	138,600	3,481,632
Sanmina Corp. (a)	21,900	450,702
Tech Data Corp. (a)	55,500	3,684,090
Vishay Intertechnology, Inc. (b)	237,100	2,857,055

		15,715,474

Energy Equipment & Services—1.5%
Archrock, Inc.	14,600	109,792
Atwood Oceanics, Inc. (b)	44,500	455,235
Geospace Technologies Corp. (a) (b)	40,300	567,021
GulfMark Offshore, Inc. - Class A (a) (b)	167,900	784,093
Helix Energy Solutions Group, Inc. (a) (b)	269,800	1,419,148
Key Energy Services, Inc. (a) (b)	930,700	448,691
North Atlantic Drilling, Ltd. (a)	30,940	76,112

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Parker Drilling Co. (a) (b)	113,000	$205,660
Pioneer Energy Services Corp. (a)	477,700	1,036,609
SEACOR Holdings, Inc. (a) (b)	44,100	2,317,896
Unit Corp. (a) (b)	97,100	1,184,620

		8,604,877

Food & Staples Retailing—0.2%
Smart & Final Stores, Inc. (a) (b)	20,900	380,589
SpartanNash Co.	30,900	668,676

		1,049,265

Food Products—0.8%
Farmer Bros Co. (a)	4,000	129,080
Fresh Del Monte Produce, Inc. (b)	37,800	1,469,664
Pinnacle Foods, Inc.	55,200	2,343,792
Sanderson Farms, Inc. (b)	1,900	147,288
Seneca Foods Corp. - Class A (a)	3,300	95,634

		4,185,458

Gas Utilities—2.3%
AGL Resources, Inc.	31,000	1,978,110
Chesapeake Utilities Corp.	11,150	632,762
Laclede Group, Inc. (The)	64,939	3,858,026
Northwest Natural Gas Co. (b)	52,200	2,641,842
Piedmont Natural Gas Co., Inc.	16,700	952,234
Southwest Gas Corp.	54,900	3,028,284

		13,091,258

Health Care Equipment & Supplies—1.4%
Halyard Health, Inc. (a) (b)	14,500	484,445
Inogen, Inc. (a)	14,700	589,323
Meridian Bioscience, Inc. (b)	48,900	1,003,428
Orthofix International NV (a)	27,000	1,058,670
Quidel Corp. (a) (b)	109,000	2,310,800
Rockwell Medical, Inc. (a) (b)	58,700	601,088
SurModics, Inc. (a)	74,086	1,501,723

		7,549,477

Health Care Providers & Services—2.2%
Addus HomeCare Corp. (a) (b)	39,800	926,544
Alliance HealthCare Services, Inc. (a)	46,900	430,542
Amsurg Corp. (a)	8,700	661,200
Centene Corp. (a) (b)	45,800	3,014,098
Cross Country Healthcare, Inc. (a)	180,300	2,955,117
Five Star Quality Care, Inc. (a)	33,100	105,258
Surgical Care Affiliates, Inc. (a)	92,000	3,662,520
Triple-S Management Corp. - Class B (a)	25,300	604,923

		12,360,202

Hotels, Restaurants & Leisure—1.4%
Bob Evans Farms, Inc. (b)	43,600	1,693,860
Bravo Brio Restaurant Group, Inc. (a)	14,900	134,100
Isle of Capri Casinos, Inc. (a)	231,241	3,221,187
Jack in the Box, Inc.	6,800	521,628
Ruby Tuesday, Inc. (a)	23,300	128,383

Hotels, Restaurants & Leisure—(Continued)
Ruth’s Hospitality Group, Inc.	99,600	1,585,632
Speedway Motorsports, Inc.	14,900	308,728

		7,593,518

Household Durables—0.8%
CalAtlantic Group, Inc.	7,678	291,150
CSS Industries, Inc. (b)	37,951	1,077,049
KB Home (b)	71,300	879,129
Leggett & Platt, Inc.	34,800	1,462,296
MDC Holdings, Inc. (b)	14,100	359,973
NACCO Industries, Inc. - Class A	12,600	531,720

		4,601,317

Household Products—0.5%
Central Garden & Pet Co. - Class A (a)	221,600	3,013,760

Independent Power and Renewable Electricity Producers—0.5%
Atlantic Power Corp. (b)	763,400	1,503,898
Ormat Technologies, Inc. (b)	42,300	1,542,681

		3,046,579

Insurance—5.0%
American Equity Investment Life Holding Co. (b)	28,200	677,646
Arch Capital Group, Ltd. (a)	12,456	868,806
Argo Group International Holdings, Ltd.	44,964	2,690,646
CNO Financial Group, Inc. (b)	347,600	6,635,684
Global Indemnity plc (a)	4,200	121,884
Hallmark Financial Services, Inc. (a)	26,721	312,368
Horace Mann Educators Corp.	85,611	2,840,573
Kemper Corp.	14,200	528,950
Maiden Holdings, Ltd. (b)	33,400	497,994
Navigators Group, Inc. (The) (a)	13,000	1,115,270
Primerica, Inc. (b)	39,700	1,875,031
ProAssurance Corp.	64,100	3,110,773
StanCorp Financial Group, Inc.	23,300	2,653,404
Symetra Financial Corp.	115,400	3,666,258
United Fire Group, Inc.	6,300	241,353

		27,836,640

Internet & Catalog Retail—0.5%
Liberty TripAdvisor Holdings, Inc. - Class A (a) (b)	97,200	2,949,048

Internet Software & Services—0.9%
Bazaarvoice, Inc. (a)	189,300	829,134
Benefitfocus, Inc. (a) (b)	15,100	549,489
Blucora, Inc. (a) (b)	135,400	1,326,920
EarthLink Holdings Corp.	226,700	1,684,381
Monster Worldwide, Inc. (a) (b)	138,500	793,605

		5,183,529

IT Services—1.2%
Convergys Corp. (b)	135,900	3,382,551
EVERTEC, Inc. (b)	12,600	210,924
ModusLink Global Solutions, Inc. (a) (b)	27,500	68,200
Sykes Enterprises, Inc. (a)	45,400	1,397,412

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Unisys Corp. (a) (b)	171,100	$1,890,655

		6,949,742

Leisure Products—0.2%
Nautilus, Inc. (a)	60,600	1,013,232

Life Sciences Tools & Services—0.1%
Affymetrix, Inc. (a) (b)	37,100	374,339

Machinery—2.4%
Accuride Corp. (a)	30,100	49,966
AGCO Corp. (b)	34,800	1,579,572
Briggs & Stratton Corp. (b)	98,100	1,697,130
Douglas Dynamics, Inc.	135,942	2,864,298
Federal Signal Corp.	72,900	1,155,465
Hurco Cos., Inc.	23,482	623,682
Hyster-Yale Materials Handling, Inc. (b)	25,200	1,321,740
Kadant, Inc.	48,107	1,953,625
Mueller Water Products, Inc. - Class A	107,500	924,500
Wabash National Corp. (a) (b)	67,400	797,342
Watts Water Technologies, Inc. - Class A	7,600	377,492

		13,344,812

Marine—0.4%
Matson, Inc.	47,500	2,024,925

Media—0.4%
Central European Media Enterprises, Ltd. - Class A (a) (b)	55,200	148,488
Entercom Communications Corp. - Class A (a)	66,060	741,854
Saga Communications, Inc. - Class A (b)	3,235	124,386
Time, Inc. (b)	79,800	1,250,466

		2,265,194

Metals & Mining—0.9%
Cliffs Natural Resources, Inc. (a) (b)	249,100	393,578
Schnitzer Steel Industries, Inc. - Class A (b)	132,800	1,908,336
Worthington Industries, Inc.	85,300	2,570,942

		4,872,856

Multi-Utilities—1.6%
Avista Corp. (b)	125,800	4,449,546
NorthWestern Corp. (b)	78,783	4,273,978

		8,723,524

Multiline Retail—0.5%
Dillard’s, Inc. - Class A (b)	45,400	2,983,234

Oil, Gas & Consumable Fuels—2.4%
Adams Resources & Energy, Inc.	1,600	61,440
Alon USA Energy, Inc. (b)	33,500	497,140
Approach Resources, Inc. (a) (b)	108,900	200,376
Bill Barrett Corp. (a) (b)	800,100	3,144,393
Frontline, Ltd.	78,000	233,220
Gastar Exploration, Inc. (a) (b)	136,400	178,684

Oil, Gas & Consumable Fuels—(Continued)
Halcon Resources Corp. (a) (b)	150,700	189,882
Jones Energy, Inc. - Class A (a)	84,400	324,940
Penn Virginia Corp. (a) (b)	310,000	93,124
REX American Resources Corp. (a) (b)	98,400	5,320,488
Rex Energy Corp. (a) (b)	334,000	350,700
Stone Energy Corp. (a) (b)	561,700	2,409,693
Triangle Petroleum Corp. (a) (b)	265,700	204,589

		13,208,669

Paper & Forest Products—0.9%
Domtar Corp.	46,200	1,707,090
Schweitzer-Mauduit International, Inc.	79,600	3,342,404

		5,049,494

Pharmaceuticals—0.4%
Amphastar Pharmaceuticals, Inc. (a) (b)	31,000	441,130
Medicines Co. (The) (a) (b)	38,000	1,418,920
Revance Therapeutics, Inc. (a) (b)	9,300	317,688

		2,177,738

Professional Services—1.9%
Barrett Business Services, Inc. (b)	80,160	3,490,166
FTI Consulting, Inc. (a)	143,400	4,970,244
RPX Corp. (a)	54,100	595,100
VSE Corp. (b)	24,900	1,548,282

		10,603,792

Real Estate Investment Trusts—13.4%
AG Mortgage Investment Trust, Inc. (b)	34,400	441,696
American Assets Trust, Inc.	8,400	322,140
Apartment Investment & Management Co. - Class A	71,800	2,874,154
ARMOUR Residential REIT, Inc. (b)	15,700	341,632
Ashford Hospitality Prime, Inc.	34,732	503,614
Ashford Hospitality Trust, Inc. (b)	239,095	1,508,689
Capstead Mortgage Corp. (b)	396,058	3,461,547
CBL & Associates Properties, Inc.	153,100	1,893,847
Cedar Realty Trust, Inc.	100,100	708,708
CoreSite Realty Corp.	83,600	4,741,792
CubeSmart (b)	182,500	5,588,150
CyrusOne, Inc. (b)	2,800	104,860
CYS Investments, Inc. (b)	739,500	5,272,635
DCT Industrial Trust, Inc. (b)	174,075	6,505,183
DiamondRock Hospitality Co.	116,200	1,121,330
DuPont Fabros Technology, Inc. (b)	25,300	804,287
Education Realty Trust, Inc.	32,000	1,212,160
EPR Properties	27,500	1,607,375
FelCor Lodging Trust, Inc.	258,969	1,890,474
First Industrial Realty Trust, Inc.	45,900	1,015,767
First Potomac Realty Trust	177,900	2,028,060
Franklin Street Properties Corp.	59,200	612,720
Getty Realty Corp. (b)	53,036	909,567
Gladstone Commercial Corp. (b)	26,600	388,094
Government Properties Income Trust (b)	166,400	2,640,768
Gramercy Property Trust, Inc.	176,700	1,364,124
Hatteras Financial Corp.	79,700	1,048,055

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Highwoods Properties, Inc.	21,300	$928,680
Hospitality Properties Trust	58,000	1,516,700
LaSalle Hotel Properties (b)	28,900	727,124
LTC Properties, Inc.	36,000	1,553,040
Mack-Cali Realty Corp.	46,600	1,088,110
Mid-America Apartment Communities, Inc.	5,232	475,118
Monogram Residential Trust, Inc.	85,500	834,480
Pebblebrook Hotel Trust (b)	46,800	1,311,336
Pennsylvania Real Estate Investment Trust	109,300	2,390,391
Potlatch Corp. (b)	111,100	3,359,664
PS Business Parks, Inc.	30,800	2,692,844
RAIT Financial Trust (b)	344,700	930,690
Saul Centers, Inc.	4,300	220,461
Silver Bay Realty Trust Corp.	23,700	371,142
Sunstone Hotel Investors, Inc.	159,226	1,988,733
Taubman Centers, Inc.	5,000	383,600
Urstadt Biddle Properties, Inc. - Class A	28,400	546,416
Washington Real Estate Investment Trust (b)	89,100	2,411,046
WP Glimcher, Inc.	2,247	23,841

		74,664,844

Real Estate Management & Development—1.2%
Alexander & Baldwin, Inc.	74,700	2,637,657
Forestar Group, Inc. (a) (b)	170,000	1,859,800
St. Joe Co. (The) (a) (b)	118,900	2,200,839

		6,698,296

Road & Rail—0.7%
AMERCO	1,600	623,200
ArcBest Corp.	78,500	1,679,115
PAM Transportation Services, Inc. (a)	18,245	503,380
USA Truck, Inc. (a)	58,600	1,022,570

		3,828,265

Semiconductors & Semiconductor Equipment—2.7%
Advanced Energy Industries, Inc. (a)	98,900	2,791,947
Alpha & Omega Semiconductor, Ltd. (a) (b)	12,000	110,280
Amkor Technology, Inc. (a)	277,600	1,687,808
Cohu, Inc.	153,400	1,851,538
Cypress Semiconductor Corp. (a) (b)	304,302	2,985,203
First Solar, Inc. (a)	37,600	2,481,224
FormFactor, Inc. (a)	121,700	1,095,300
IXYS Corp.	48,210	608,892
Ultra Clean Holdings, Inc. (a)	27,800	142,336
Xcerra Corp. (a)	250,239	1,513,946

		15,268,474

Software—2.8%
Aspen Technology, Inc. (a) (b)	41,700	1,574,592
EnerNOC, Inc. (a) (b)	137,300	528,605
Fair Isaac Corp.	23,300	2,194,394
Rovi Corp. (a) (b)	283,300	4,719,778
Take-Two Interactive Software, Inc. (a) (b)	183,100	6,379,204

		15,396,573

Specialty Retail—1.5%
Abercrombie & Fitch Co. - Class A (b)	54,200	1,463,400
Children’s Place, Inc. (The) (b)	99,000	5,464,800
Guess?, Inc. (b)	79,700	1,504,736

		8,432,936

Textiles, Apparel & Luxury Goods—0.5%
Iconix Brand Group, Inc. (a) (b)	96,200	657,046
Movado Group, Inc.	82,700	2,126,217

		2,783,263

Thrifts & Mortgage Finance—2.8%
BankFinancial Corp.	8,085	102,113
Beneficial Bancorp, Inc. (a)	214,855	2,861,869
Brookline Bancorp, Inc.	27,500	316,250
Charter Financial Corp. (b)	100,100	1,322,321
Fox Chase Bancorp, Inc.	9,800	198,842
Kearny Financial Corp.	7,291	92,377
Meridian Bancorp, Inc.	120,600	1,700,460
MGIC Investment Corp. (a)	37,600	332,008
Northfield Bancorp, Inc. (b)	217,600	3,464,192
OceanFirst Financial Corp. (b)	20,500	410,615
Oritani Financial Corp.	33,000	544,500
Territorial Bancorp, Inc.	5,800	160,892
United Financial Bancorp, Inc.	35,300	454,664
Walker & Dunlop, Inc. (a)	98,300	2,832,023
Waterstone Financial, Inc.	13,000	183,300
WSFS Financial Corp.	27,795	899,446

		15,875,872

Tobacco—1.0%
Universal Corp. (b)	95,667	5,365,005

Trading Companies & Distributors—0.4%
DXP Enterprises, Inc. (a)	47,101	1,073,903
MRC Global, Inc. (a)	46,800	603,720
Titan Machinery, Inc. (a)	51,100	558,523

		2,236,146

Water Utilities—0.6%
American States Water Co.	58,900	2,470,855
California Water Service Group	40,600	944,762

		3,415,617

Wireless Telecommunication Services—0.0%
Spok Holdings, Inc.	12,700	232,664

Total Common Stocks (Cost $542,248,628)		543,642,601

Short-Term Investments—26.8%

Mutual Fund—24.2%
State Street Navigator Securities Lending MET Portfolio (c)	134,921,537	134,921,537

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $14,632,281 on 01/04/16, collateralized by $15,115,000 U.S. Treasury Note at 0.625% due 04/30/18 with a value of $14,926,063.	14,632,232	$14,632,232

Total Short-Term Investments (Cost $149,553,769)		149,553,769

Total Investments—124.3% (Cost $691,802,397) (d)		693,196,370
Other assets and liabilities (net)—(24.3)%		(135,457,592)

Net Assets—100.0%		$557,738,778

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $138,497,111 and the collateral received consisted of cash in the amount of $134,921,537 and non-cash collateral with a value of $9,714,037. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $693,170,574. The aggregate unrealized appreciation and depreciation of investments were $77,990,008 and $(77,964,212), respectively, resulting in net unrealized appreciation of $25,796 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	03/18/16	125	USD	13,972,100	$171,650

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$543,642,601	$—	$—	$543,642,601
Short-Term Investments
Mutual Fund	134,921,537	—	—	134,921,537
Repurchase Agreement	—	14,632,232	—	14,632,232
Total Short-Term Investments	134,921,537	14,632,232	—	149,553,769
Total Investments	$678,564,138	$14,632,232	$—	$693,196,370

Collateral for Securities Loaned (Liability)	$—	$(134,921,537)	$—	$(134,921,537)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$171,650	$—	$—	$171,650

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$693,196,370
Cash	26,847
Cash collateral for futures contracts	864,998
Receivable for:
Investments sold	83,152
Fund shares sold	9,749
Dividends and interest	1,218,697
Prepaid expenses	1,642

Total Assets	695,401,455
Liabilities
Collateral for securities loaned	134,921,537
Payables for:
Investments purchased	2,042,317
Fund shares redeemed	27,674
Variation margin on futures contracts	143,750
Accrued Expenses:
Management fees	326,312
Distribution and service fees	6,337
Deferred trustees’ fees	81,937
Other expenses	112,813

Total Liabilities	137,662,677

Net Assets	$557,738,778

Net Assets Consist of:
Paid in surplus	$513,969,045
Undistributed net investment income	9,684,056
Accumulated net realized gain	32,520,966
Unrealized appreciation on investments, futures contracts and foreign currency transactions	1,564,711

Net Assets	$557,738,778

Net Assets
Class A	$528,273,125
Class B	29,465,653
Capital Shares Outstanding*
Class A	34,865,951
Class B	1,961,946
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.15
Class B	15.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $691,802,397.
(b)	Includes securities loaned at value of $138,497,111.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$13,498,554
Interest	190
Securities lending income	815,796

Total investment income	14,314,540
Expenses
Management fees	4,783,338
Administration fees	15,321
Custodian and accounting fees	116,709
Distribution and service fees—Class B	78,275
Audit and tax services	40,455
Legal	26,445
Trustees’ fees and expenses	35,173
Shareholder reporting	32,499
Insurance	4,025
Miscellaneous	15,850

Total expenses	5,148,090
Less management fee waiver	(588,334)

Net expenses	4,559,756

Net Investment Income	9,754,784

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	34,761,212
Futures contracts	689,787
Foreign currency transactions	(998)

Net realized gain	35,450,001

Net change in unrealized depreciation on:
Investments	(87,652,285)
Futures contracts	(803,275)
Foreign currency transactions	(701)

Net change in unrealized depreciation	(88,456,261)

Net realized and unrealized loss	(53,006,260)

Net Decrease in Net Assets From Operations	$(43,251,476)

(a)	Net of foreign withholding taxes of $19,013.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,754,784	$8,486,441
Net realized gain	35,450,001	52,208,494
Net change in unrealized depreciation	(88,456,261)	(31,816,570)

Increase (decrease) in net assets from operations	(43,251,476)	28,878,365

From Distributions to Shareholders
Net investment income
Class A	(7,884,092)	(8,011,314)
Class B	(351,762)	(267,345)
Net realized capital gains
Class A	(50,159,695)	(87,679,384)
Class B	(2,732,783)	(3,695,921)

Total distributions	(61,128,332)	(99,653,964)

Decrease in net assets from capital share transactions	(17,667,620)	(26,338,519)

Total decrease in net assets	(122,047,428)	(97,114,118)

Net Assets
Beginning of period	679,786,206	776,900,324

End of period	$557,738,778	$679,786,206

Undistributed net investment income
End of period	$9,684,056	$8,257,969

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	264,755	$4,416,525	2,369,421	$41,163,248
Reinvestments	3,486,113	58,043,787	5,675,605	95,690,698
Redemptions	(4,668,135)	(82,466,191)	(9,685,830)	(167,274,836)

Net decrease	(917,267)	$(20,005,879)	(1,640,804)	$(30,420,890)

Class B
Sales	179,043	$2,941,744	224,136	$3,921,256
Reinvestments	186,716	3,084,545	236,613	3,963,266
Redemptions	(218,624)	(3,688,030)	(214,007)	(3,802,151)

Net increase	147,135	$2,338,259	246,742	$4,082,371

Decrease derived from capital shares transactions		$(17,667,620)		$(26,338,519)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.09	$19.93	$15.07	$13.14	$14.85

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.22	0.21	0.21	0.15
Net realized and unrealized gain (loss) on investments	(1.42)	0.52	4.77	1.84	(1.62)

Total from investment operations	(1.15)	0.74	4.98	2.05	(1.47)

Less Distributions
Distributions from net investment income	(0.24)	(0.22)	(0.12)	(0.12)	(0.24)
Distributions from net realized capital gains	(1.55)	(2.36)	0.00	0.00	0.00

Total distributions	(1.79)	(2.58)	(0.12)	(0.12)	(0.24)

Net Asset Value, End of Period	$15.15	$18.09	$19.93	$15.07	$13.14

Total Return (%) (b)	(7.25)	4.66	33.25	15.66	(10.12)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.83	0.84	0.85
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.75	0.84	0.85
Ratio of net investment income to average net assets (%)	1.59	1.22	1.21	1.44	1.08
Portfolio turnover rate (%)	38	35	110	38	47
Net assets, end of period (in millions)	$528.3	$647.2	$745.9	$377.3	$302.8

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.94	$19.79	$14.97	$13.06	$14.78

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.18	0.16	0.17	0.12
Net realized and unrealized gain (loss) on investments	(1.39)	0.50	4.74	1.83	(1.62)

Total from investment operations	(1.17)	0.68	4.90	2.00	(1.50)

Less Distributions
Distributions from net investment income	(0.20)	(0.17)	(0.08)	(0.09)	(0.22)
Distributions from net realized capital gains	(1.55)	(2.36)	0.00	0.00	0.00

Total distributions	(1.75)	(2.53)	(0.08)	(0.09)	(0.22)

Net Asset Value, End of Period	$15.02	$17.94	$19.79	$14.97	$13.06

Total Return (%) (b)	(7.43)	4.37	32.90	15.36	(10.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	1.07	1.08	1.09	1.10
Net ratio of expenses to average net assets (%) (c)	0.98	0.98	1.00	1.09	1.10
Ratio of net investment income to average net assets (%)	1.34	1.00	0.90	1.18	0.85
Portfolio turnover rate (%)	38	35	110	38	47
Net assets, end of period (in millions)	$29.5	$32.6	$31.0	$25.4	$21.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

MIST-15

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $14,632,232, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

MIST-16

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The following table summarizes the fair value of derivatives haled by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$171,650

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$689,787

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(803,275)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$16,642

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the

MIST-17

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$225,832,703	$0	$275,937,515

During the year ended December 31, 2015, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $97,304 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$4,783,338	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1billion
0.050%	Over $1 billion

An identical agreement was in place for the period November 1, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with

MIST-18

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$30,029,197	$43,684,657	$31,099,135	$55,969,307	$61,128,332	$99,653,964

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$11,821,929	$32,004,859	$24,884	$—	$43,851,672

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JPMorgan Small Cap Value Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Small Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-23

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-24

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2015, and underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-year period ended October 31, 2015, and underperformed its benchmark for the three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below its Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective November 1, 2014.

MIST-25

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 1.47% and 1.23%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (“Citi WGBI”)2, returned -0.87% and -3.57%, respectively. A blend of the MSCI World Index (60%) and the Citi WGBI (40%) returned -1.72%.

MARKET ENVIRONMENT / CONDITIONS

A fourth-quarter rally capped off a volatile year, but the return for global equities remained negative over the 12-month reporting period. Global equity markets generally followed an upward course for the first eight months of 2015, with only a brief interruption in June, when Greek political volatility disturbed markets. Stocks fell sharply in August, with many indexes experiencing a 10% correction for the first time since 2011. Concerns about the health of China’s economy, sharply falling commodity prices, a surprise devaluation of the renminbi, and a generally uncertain global growth outlook triggered the selloff. Stocks bounced back in the fourth quarter, largely due to an October rally fueled by greater stability in China and continued central bank easing in Europe, Japan and China. But investor sentiment soured again in December, as mixed economic data, still-falling oil prices and uncertainty surrounding the pace of U.S. Federal Reserve (the “Fed”) tightening drove stock prices lower.

After months of speculation, the Fed increased the Federal Funds rate by 0.25% in December, further supporting the monetary policy divergence between the U.S. and the rest of the world. Credit spreads widened for the majority of the year, due in part to heavy new issuance, fears of China’s economic health and sharp declines in commodity prices. Virtually all markets were under pressure with energy and mining credits, high yield names and emerging market issuers suffering the most. The U.S. dollar continued to strengthen against virtually every currency. Emerging market currencies traded weaker versus developed market currencies with few exceptions, and currencies of commodity exporters were hit particularly hard.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the global equity portion of the Portfolio, stock selection in Information Technology, Consumer Discretionary, and Financials were the largest contributors to relative performance. Stock selection in the Industrials, Energy, and Consumer Staples sectors detracted from performance. On a regional basis, all regions contributed positively to relative and absolute performance, led by North America and Europe.

The Portfolio’s most significant individual contributors for the quarter were Amazon, Alphabet (formerly Google), and Autozone. Alphabet delivered strong results, greater transparency, and capital discipline. Improvements in fundamentals, coupled with a highly attractive valuation, led to strong stock performance. Amazon delivered strong profitability and more transparency within Amazon Web Services, its cloud-computing platform. The company reported strong revenue growth in an environment where many global retailers and businesses are decelerating. Shares of AutoZone, a U.S. auto parts retailer, rose due to a relatively stronger business model in the do-it-yourself segment. The company grew market share and expanded margins via increased private-label offerings and modest price increases.

The Portfolio’s largest individual detractors were Valeant Pharmaceuticals, Genesee and Wyoming, and Kinder Morgan. Valeant, a Canadian pharmaceuticals company, fell over renewed concerns about the company’s use of the specialty pharmacy distribution channel and aggressive business practices. Based on these developments, we eliminated the position. Genesee and Wyoming, a short-line railroad company, performed poorly in 2015 as weakening end markets in coal, energy, and iron ore weighed on carloads and lower volumes pressured margins. As a result, earnings and cash flow were far weaker than initially anticipated. Kinder Morgan, an energy infrastructure company, fell as energy commodity price weakness intensified and the company’s dividend growth outlook soured. Kinder Morgan’s reliance on external capital markets to fund growth also became an issue as the company’s cost of incremental capital rose throughout the year. Based on these developments, we sold the position during the reporting period.

For the fixed income portion of the Portfolio, security selection in high yield industrials detracted meaningfully from performance due to extended declines in raw material prices, particularly oil. Specifically, U.S. energy and metals and mining names weighed on results; these bonds underperformed given their direct economic exposure to weakening commodity prices. Meanwhile, issuer selection in some of the stronger performing sectors, such as banking, insurance, and retail, contributed positively, partially offsetting some of the negative performance.

Exposure to local currency emerging markets weighed on results as these currencies remained under intense selling pressure throughout much of the period. In particular, holdings denominated in the Brazilian real, Mexican peso, Polish zloty, and South African rand detracted. In major developed markets, positions denominated in the Norwegian krone, euro, and British pound also detracted due to U.S. dollar strength.

The Portfolio’s equity positions at year end were the direct result of our fundamental research and reflect what we believed were the most attractive opportunities based on quality, intrinsic value, and valuation. From a sector perspective, at year end the Portfolio was overweight the Consumer Discretionary, Information Technology, Industrials, Healthcare, and Financials sectors. The Portfolio’s primary underweights were in the Energy and Consumer Staples sectors. The Portfolio held no equity exposure to the Telecommunications and Utilities sectors. From a regional perspective, the Portfolio was underweight developed Asia the most, and

MIST-1

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*—(Continued)

slightly underweight both Europe and emerging markets. The Portfolio’s only regional overweight at year end was in North America.

In the fixed income segment, we continued to find better value in U.S. dollar debt markets over the euro, yen, and other currencies. Hard currency emerging market holdings have remained more resilient, and we preferred that segment though with a more modest allocation than in recent years due to the idiosyncratic risks. At year end, the Portfolio maintained a slightly shorter duration position given the potential risk in U.S. yields.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[3]
Loomis Sayles Global Markets Portfolio
Class A	1.47	7.42	7.52
Class B	1.23	7.16	7.25
MSCI World Index	-0.87	7.59	4.14
Citigroup World Government Bond Index	-3.57	-0.08	3.35

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

3 Inception date of the Class A and Class B shares is 5/1/2006. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Equity Sectors

% of Net Assets
Financials	16.1
Information Technology	13.1
Consumer Discretionary	11.6
Health Care	9.5
Industrials	8.5

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	22.8
Foreign Government	4.8
U.S. Treasury & Government Agencies	2.9
Convertible Bonds	1.8
Municipals	0.2

MIST-3

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.77%	$1,000.00	$973.50	$3.83
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B	Actual	1.02%	$1,000.00	$972.00	$5.07
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—65.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.2%
Thales S.A.	99,817	$7,479,456
TransDigm Group, Inc. (a) (b)	54,731	12,503,297

		19,982,753

Banks—7.1%
Bank of Ireland (a)	10,782,492	3,951,770
HDFC Bank, Ltd.	269,944	5,549,344
ING Groep NV	525,018	7,067,291
M&T Bank Corp.	42,362	5,133,427
Mitsubishi UFJ Financial Group, Inc.	911,400	5,640,559
Wells Fargo & Co.	115,822	6,296,084

		33,638,475

Beverages—2.7%
Anheuser-Busch InBev S.A.	69,168	8,543,979
Asahi Group Holdings, Ltd.	133,300	4,167,230

		12,711,209

Biotechnology—1.9%
Alexion Pharmaceuticals, Inc. (a)	48,066	9,168,589

Building Products—1.6%
Assa Abloy AB - Class B	145,415	3,045,671
Geberit AG	13,255	4,458,292

		7,503,963

Capital Markets—1.5%
Goldman Sachs Group, Inc. (The)	40,216	7,248,130

Chemicals—1.3%
LyondellBasell Industries NV - Class A	37,410	3,250,929
Sherwin-Williams Co. (The)	11,206	2,909,078

		6,160,007

Diversified Financial Services—2.8%
FactSet Research Systems, Inc. (b)	37,194	6,046,628
London Stock Exchange Group plc	180,642	7,299,995

		13,346,623

Energy Equipment & Services—1.1%
Schlumberger, Ltd.	76,887	5,362,868

Food Products—0.8%
Universal Robina Corp.	895,450	3,533,809

Health Care Providers & Services—1.6%
UnitedHealth Group, Inc.	64,079	7,538,254

Hotels, Restaurants & Leisure—0.9%
Starwood Hotels & Resorts Worldwide, Inc.	64,126	4,442,649

Household Durables—2.6%
Jarden Corp. (a) (b)	213,684	12,205,630

Insurance—4.6%
AIA Group, Ltd.	1,218,000	7,256,306
Legal & General Group plc	1,751,446	6,907,374
Travelers Cos., Inc. (The)	67,267	7,591,754

		21,755,434

Internet & Catalog Retail—3.1%
Amazon.com, Inc. (a)	8,776	5,931,611
Priceline Group, Inc. (The) (a)	6,649	8,477,142

		14,408,753

Internet Software & Services—8.0%
Alibaba Group Holding, Ltd. (ADR) (a)	128,458	10,439,782
Alphabet, Inc. - Class A (a)	13,473	10,482,129
Alphabet, Inc. - Class C (a)	9,737	7,389,214
Facebook, Inc. - Class A (a)	91,758	9,603,392

		37,914,517

IT Services—3.9%
CGI Group, Inc. - Class A (a)	189,300	7,579,114
HCL Technologies, Ltd.	408,164	5,281,975
Nomura Research Institute, Ltd. (b)	148,500	5,707,586

		18,568,675

Life Sciences Tools & Services—0.6%
Mettler-Toledo International, Inc. (a)	8,996	3,050,813

Machinery—1.1%
Atlas Copco AB - A Shares	206,601	5,033,142

Media—1.4%
Comcast Corp. - Class A	120,419	6,795,244

Personal Products—1.1%
Hengan International Group Co., Ltd.	540,000	5,066,350

Pharmaceuticals—5.4%
Allergan plc (a)	45,922	14,350,625
Novo Nordisk A/S - Class B	95,789	5,505,989
Roche Holding AG	19,925	5,491,093

		25,347,707

Road & Rail—1.0%
Genesee & Wyoming, Inc. - Class A (a) (b)	84,189	4,520,107

Semiconductors & Semiconductor Equipment—1.1%
Texas Instruments, Inc.	95,637	5,241,864

Specialty Retail—2.8%
AutoZone, Inc. (a) (b)	17,794	13,201,547

Textiles, Apparel & Luxury Goods—0.8%
Luxottica Group S.p.A.	54,100	3,526,747

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.7%
Brenntag AG	62,699	$3,272,405

Total Common Stocks (Cost $261,896,104)		310,546,264

Corporate Bonds & Notes—22.7%

Advertising—0.1%
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.250%, 02/15/22	25,000	25,562
5.875%, 03/15/25	55,000	55,825
WPP plc 6.000%, 04/04/17 (GBP)	160,000	248,594

		329,981

Aerospace/Defense—0.1%
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	105,000	95,550
TransDigm, Inc. 6.500%, 07/15/24	76,000	75,582
6.500%, 05/15/25 (144A)	75,000	72,656

		243,788

Airlines—0.4%
Air Canada 7.625%, 10/01/19 (144A) (CAD)	470,000	357,926
Air Canada Pass-Through Trust 4.125%, 06/15/29 (144A)	175,000	175,588
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	1,011,600	1,135,521
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	66,439	73,415
8.000%, 10/01/19	33,389	36,060
United Continental Holdings, Inc. 6.375%, 06/01/18	305,000	317,389

		2,095,899

Auto Manufacturers—1.7%
Ford Motor Co. 6.625%, 10/01/28	1,675,000	1,933,968
Ford Motor Credit Co. LLC 2.459%, 03/27/20	3,000,000	2,908,470
General Motors Financial Co., Inc. 2.400%, 04/10/18	3,000,000	2,985,273
3.450%, 04/10/22	100,000	95,926
Kia Motors Corp. 3.625%, 06/14/16 (144A)	300,000	302,457

		8,226,094

Auto Parts & Equipment—0.3%
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	1,228,000	1,295,540
Security Description	Principal Amount*	Value

Auto Parts & Equipment—(Continued)
Magna International, Inc. 1.900%, 11/24/23 (EUR)	100,000	109,349
Tupy Overseas S.A. 6.625%, 07/17/24 (144A)	200,000	174,500

		1,579,389

Banks—2.8%
Akbank TAS 4.000%, 01/24/20 (144A)	200,000	192,942
Axis Bank, Ltd. 3.250%, 05/21/20 (144A)	225,000	225,664
Banco de Credito e Inversiones 3.000%, 09/13/17 (144A)	600,000	603,062
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A)	400,000	403,400
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	149,437
Banco Votorantim S.A. 6.250%, 05/16/16 (144A) (BRL)	450,000	144,278
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 1.700%, 03/05/18 (144A)	375,000	371,878
2.150%, 09/14/18 (144A)	360,000	358,969
Barclays plc 3.650%, 03/16/25	225,000	216,231
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.375%, 08/04/25	350,000	355,969
Corpbanca S.A. 3.125%, 01/15/18	230,000	224,125
Credit Agricole S.A. 4.375%, 03/17/25 (144A)	200,000	193,488
7.500%, 06/23/26 (GBP) (c)	160,000	231,449
Goldman Sachs Group, Inc. (The) 3.375%, 02/01/18 (CAD)	300,000	224,539
6.750%, 10/01/37	945,000	1,104,645
HSBC Holdings plc 5.750%, 12/20/27 (GBP)	110,000	180,243
ICICI Bank, Ltd. 6.375%, 04/30/22 (144A) (c)	300,000	306,597
Industrial Bank of Korea 2.375%, 07/17/17 (144A)	300,000	301,876
Itau Unibanco Holding S.A. 2.850%, 05/26/18 (144A) (b)	385,000	366,135
KEB Hana Bank 4.000%, 11/03/16 (144A)	200,000	203,889
Lloyds Banking Group plc 4.500%, 11/04/24 (b)	200,000	203,025
Macquarie Bank, Ltd. 6.625%, 04/07/21 (144A)	500,000	560,140
Morgan Stanley 4.100%, 05/22/23	200,000	202,040
4.350%, 09/08/26	315,000	316,030
7.625%, 03/03/16 (AUD)	500,000	367,027
Royal Bank of Scotland Group plc 6.000%, 12/19/23	470,000	506,197

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Santander Holdings USA, Inc. 2.650%, 04/17/20	400,000	$392,427
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	200,000	197,361
Shinhan Bank 2.250%, 04/15/20 (144A)	400,000	392,926
Siam Commercial Bank PCL 3.500%, 04/07/19 (144A)	420,000	425,741
Societe Generale S.A. 4.250%, 04/14/25 (144A)	465,000	438,827
4.750%, 11/24/25 (144A)	260,000	251,585
6.750%, 04/07/21 (EUR) (c)	195,000	216,375
Standard Chartered plc 4.000%, 10/21/25 (EUR) (c)	250,000	273,954
State Bank of India 4.125%, 08/01/17 (144A)	300,000	308,842
TC Ziraat Bankasi A/S 4.250%, 07/03/19 (144A)	380,000	374,201
Turkiye Halk Bankasi A/S 4.750%, 02/11/21 (144A)	210,000	199,771
Turkiye Is Bankasi A/S 3.875%, 11/07/17 (144A)	400,000	399,700
UniCredit S.p.A. 6.950%, 10/31/22 (EUR)	300,000	380,978
Woori Bank 5.875%, 04/13/21 (144A)	200,000	224,162
Yapi ve Kredi Bankasi A/S 5.250%, 12/03/18 (144A)	360,000	365,285

		13,355,410

Beverages—0.1%
Constellation Brands, Inc. 4.750%, 11/15/24	110,000	112,200
DS Services of America, Inc. 10.000%, 09/01/21 (144A)	125,000	141,875

		254,075

Building Materials—0.3%
Atrium Windows & Doors, Inc. 7.750%, 05/01/19 (144A)	215,000	159,100
Cemex Finance LLC 6.000%, 04/01/24 (144A)	265,000	227,238
Cemex S.A.B. de C.V. 5.700%, 01/11/25 (144A) (b)	200,000	167,250
CIMPOR Financial Operations B.V. 5.750%, 07/17/24 (144A)	410,000	272,650
Masco Corp. 6.500%, 08/15/32	30,000	30,300
7.750%, 08/01/29	200,000	222,000
Union Andina de Cementos SAA 5.875%, 10/30/21 (144A) (b)	450,000	434,250

		1,512,788

Chemicals—0.6%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A) (b)	200,000	174,000
Chemours Co. (The) 6.625%, 05/15/23 (144A)	430,000	301,000
7.000%, 05/15/25 (144A)	80,000	54,600
Hercules, Inc. 6.500%, 06/30/29	10,000	8,450
Hexion, Inc. 7.875%, 02/15/23 (d) (e)	899,000	237,726
9.200%, 03/15/21 (d) (e)	1,910,000	682,185
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	86,744
INEOS Group Holdings S.A. 5.750%, 02/15/19 (EUR)	180,000	195,615
Israel Chemicals, Ltd. 4.500%, 12/02/24 (144A)	380,000	379,848
OCP S.A. 4.500%, 10/22/25 (144A)	405,000	376,702
6.875%, 04/25/44 (144A)	245,000	239,909
Solvay Finance America LLC 3.400%, 12/03/20 (144A)	200,000	198,393

		2,935,172

Commercial Services—0.1%
DP World, Ltd. 3.250%, 05/18/20 (144A) (b)	350,000	347,389
RR Donnelley & Sons Co. 7.000%, 02/15/22	255,000	241,294

		588,683

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.700%, 03/15/43	40,000	28,800

Diversified Financial Services—2.0%
Ally Financial, Inc. 3.750%, 11/18/19	4,325,000	4,265,531
BOC Aviation Pte, Ltd. 3.000%, 03/30/20	200,000	196,733
Jefferies Group LLC 5.125%, 01/20/23	50,000	49,606
6.250%, 01/15/36	175,000	161,659
6.450%, 06/08/27	50,000	52,843
6.875%, 04/15/21	480,000	536,966
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, 10/01/17	90,000	89,663
Navient Corp. 5.000%, 10/26/20 (b)	2,085,000	1,829,587
5.500%, 01/25/23	555,000	444,000
5.625%, 08/01/33 (d)	975,000	653,250
5.875%, 10/25/24	40,000	32,000
Nomura Holdings, Inc. 2.750%, 03/19/19	485,000	487,617

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Quicken Loans, Inc. 5.750%, 05/01/25 (144A) (b)	125,000	$119,063
Springleaf Finance Corp. 7.750%, 10/01/21	165,000	162,525
8.250%, 10/01/23	65,000	65,650
Unifin Financiera SAPI de C.V. 6.250%, 07/22/19 (144A)	385,000	354,200

		9,500,893

Electric—0.6%
AES Corp. 4.875%, 05/15/23	430,000	376,250
5.500%, 03/15/24 (b)	240,000	214,200
DPL, Inc. 6.750%, 10/01/19	131,000	131,000
Dubai Electricity & Water Authority 6.375%, 10/21/16 (144A)	200,000	206,460
E-CL S.A. 5.625%, 01/15/21 (144A)	250,000	269,847
EDP Finance B.V. 2.000%, 04/22/25 (EUR)	100,000	99,193
4.125%, 01/15/20 (144A)	200,000	200,460
Emgesa S.A. E.S.P 8.750%, 01/25/21 (144A) (COP)	1,210,000,000	372,163
Empresas Publicas de Medellin E.S.P. 8.375%, 02/01/21 (144A) (COP)	1,610,000,000	484,240
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	450,703

		2,804,516

Engineering & Construction—0.0%
AECOM 5.750%, 10/15/22	20,000	20,600
5.875%, 10/15/24	20,000	20,400
Sydney Airport Finance Co. Pty., Ltd. 3.375%, 04/30/25 (144A)	40,000	37,497
5.125%, 02/22/21 (144A)	110,000	119,201

		197,698

Food—0.3%
BRF S.A. 7.750%, 05/22/18 (144A) (BRL)	480,000	101,065
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	164,250
SUPERVALU, Inc. 6.750%, 06/01/21	1,415,000	1,280,575

		1,545,890

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A. 4.750%, 01/11/22	400,000	407,113
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	378,125

		785,238

Gas—0.1%
China Resources Gas Group, Ltd. 4.500%, 04/05/22 (144A) (b)	200,000	207,426

Healthcare-Services—1.9%
HCA, Inc. 7.050%, 12/01/27	80,000	80,600
7.500%, 11/06/33	5,060,000	5,388,900
7.580%, 09/15/25	375,000	404,063
7.690%, 06/15/25	755,000	813,512
7.750%, 07/15/36	1,420,000	1,505,200
Tenet Healthcare Corp. 5.000%, 03/01/19	215,000	198,338
6.875%, 11/15/31	910,000	737,100

		9,127,713

Holding Companies-Diversified—0.0%
Hutchison Whampoa International 11, Ltd. 3.500%, 01/13/17 (144A)	200,000	203,386

Home Builders—0.1%
K Hovnanian Enterprises, Inc. 5.000%, 11/01/21	700,000	469,000
7.000%, 01/15/19 (144A)	45,000	30,150
8.000%, 11/01/19 (144A)	65,000	40,300
TRI Pointe Holdings, Inc. / TRI Pointe Group, Inc. 4.375%, 06/15/19	30,000	29,325

		568,775

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A) (b)	300,000	273,487

Housewares—0.0%
Newell Rubbermaid, Inc. 4.000%, 12/01/24	150,000	138,469

Insurance—0.4%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	193,044
Forethought Financial Group, Inc. 8.625%, 04/15/21 (144A)	820,000	928,452
Genworth Holdings, Inc. 4.800%, 02/15/24 (b)	85,000	57,375
4.900%, 08/15/23	210,000	139,650
6.500%, 06/15/34	90,000	54,450
Old Mutual plc 8.000%, 06/03/21 (GBP)	280,000	439,425
Old Republic International Corp. 4.875%, 10/01/24	175,000	179,334

		1,991,730

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—0.1%
Baidu, Inc. 3.250%, 08/06/18	600,000	$607,685

Iron/Steel—0.5%
ArcelorMittal 7.750%, 03/01/41 (b)	540,000	365,175
GTL Trade Finance, Inc. 5.893%, 04/29/24 (144A) (b)	452,000	320,920
Hyundai Steel Co. 4.625%, 04/21/16 (144A)	400,000	402,915
Samarco Mineracao S.A. 4.125%, 11/01/22 (144A)	300,000	96,000
United States Steel Corp. 6.650%, 06/01/37	85,000	34,850
7.500%, 03/15/22 (b)	290,000	142,100
Vale Overseas, Ltd. 6.875%, 11/21/36 (b)	585,000	408,938
Vale S.A. 5.625%, 09/11/42 (b)	720,000	476,171

		2,247,069

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	65,000	62,725

Media—0.4%
DISH DBS Corp. 5.000%, 03/15/23	160,000	138,800
5.875%, 11/15/24	570,000	507,300
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	290,110
Myriad International Holding B.V. 6.000%, 07/18/20 (144A)	200,000	212,786
Time Warner Cable, Inc. 4.500%, 09/15/42	45,000	35,315
5.250%, 07/15/42 (GBP)	235,000	304,026
5.500%, 09/01/41	30,000	27,110
Viacom, Inc. 4.375%, 03/15/43	10,000	7,325
5.250%, 04/01/44	50,000	41,255
5.850%, 09/01/43	10,000	8,980
VTR Finance B.V. 6.875%, 01/15/24 (144A)	200,000	184,000

		1,757,007

Mining—0.5%
Corp. Nacional del Cobre de Chile 4.500%, 09/16/25 (144A) (b)	445,000	419,050
Freeport-McMoRan, Inc. 3.875%, 03/15/23	945,000	538,650
5.400%, 11/14/34	60,000	31,800
5.450%, 03/15/43	650,000	338,000
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	435,000	307,980

Mining—(Continued)
Hecla Mining Co. 6.875%, 05/01/21	320,000	233,600
Minera y Metalurgica del Boleo S.A. de C.V. 2.875%, 05/07/19 (144A)	480,000	483,186
Southern Copper Corp. 3.875%, 04/23/25 (b)	240,000	215,220

		2,567,486

Multi-National—0.5%
Banco Latinoamericano de Comercio Exterior S.A. 3.250%, 05/07/20 (144A) (b)	280,000	275,800
3.750%, 04/04/17 (144A) (b)	625,000	632,813
Central American Bank for Economic Integration 3.875%, 02/09/17 (144A)	550,000	558,800
International Bank for Reconstruction & Development 2.500%, 03/12/20 (AUD)	500,000	360,755
International Finance Corp. 7.800%, 06/03/19 (INR)	29,000,000	449,447

		2,277,615

Oil & Gas—2.0%
Antero Resources Corp. 5.125%, 12/01/22	155,000	117,800
5.375%, 11/01/21	70,000	56,000
California Resources Corp. 5.000%, 01/15/20 (b)	2,760,000	983,250
Chesapeake Energy Corp. 4.875%, 04/15/22 (b)	2,145,000	595,366
5.750%, 03/15/23	130,000	37,700
6.125%, 02/15/21	200,000	56,400
6.625%, 08/15/20 (b)	75,000	21,750
7.250%, 12/15/18 (b)	40,000	15,800
Chevron Corp. 2.419%, 11/17/20	285,000	283,397
Cimarex Energy Co. 4.375%, 06/01/24	675,000	598,826
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	200,000	195,511
CNOOC Finance 2015 USA LLC 3.500%, 05/05/25	200,000	190,369
Continental Resources, Inc. 3.800%, 06/01/24 (b)	125,000	88,053
4.500%, 04/15/23	10,000	7,185
Ecopetrol S.A. 5.875%, 09/18/23 (b)	370,000	340,400
5.875%, 05/28/45	205,000	145,550
Halcon Resources Corp. 8.875%, 05/15/21 (b)	185,000	53,650
Korea National Oil Corp. 3.125%, 04/03/17 (144A)	200,000	203,070
Noble Energy, Inc. 5.625%, 05/01/21	245,000	239,656

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Oasis Petroleum, Inc. 6.875%, 03/15/22 (b)	55,000	$35,200
6.875%, 01/15/23	85,000	52,700
7.250%, 02/01/19 (b)	115,000	82,513
Pacific Exploration and Production Corp. 5.125%, 03/28/23 (144A)	600,000	120,000
5.625%, 01/19/25 (144A)	235,000	47,000
Pertamina Persero PT 4.300%, 05/20/23 (144A)	560,000	509,056
Petrobras Global Finance B.V. 4.375%, 05/20/23 (b)	1,095,000	722,700
5.750%, 01/20/20	365,000	286,525
6.250%, 12/14/26 (GBP)	200,000	187,042
6.850%, 06/05/15	470,000	304,325
Petroleos Mexicanos 4.250%, 01/15/25 (144A) (b)	320,000	280,000
5.625%, 01/23/46 (144A)	265,000	202,778
7.470%, 11/12/26 (MXN)	5,600,000	290,526
Range Resources Corp. 4.875%, 05/15/25 (144A)	130,000	98,800
5.000%, 08/15/22 (b)	190,000	142,025
5.000%, 03/15/23	115,000	85,675
Shell International Finance B.V. 3.250%, 05/11/25	200,000	195,195
Thai Oil PCL 3.625%, 01/23/23 (144A)	350,000	342,958
Whiting Petroleum Corp. 5.000%, 03/15/19	240,000	181,200
6.500%, 10/01/18 (b)	220,000	166,650
YPF S.A. 8.750%, 04/04/24 (144A)	720,000	698,400

		9,261,001

Oil & Gas Services—0.0%
FTS International, Inc. 6.250%, 05/01/22	85,000	23,800

Packaging & Containers—0.8%
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A) (b)	1,230,000	1,202,325
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	900,000	915,471
8.250%, 02/15/21	1,150,000	1,106,875
Sealed Air Corp. 4.875%, 12/01/22 (144A)	10,000	10,025
5.500%, 09/15/25 (144A)	280,000	285,600

		3,520,296

Pharmaceuticals—0.9%
AbbVie, Inc. 2.500%, 05/14/20	4,330,000	4,286,466

Pipelines—0.5%
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	230,000	221,665
7.375%, 10/15/45	215,000	205,987
MPLX L.P. 4.500%, 07/15/23 (144A)	10,000	8,947
4.875%, 06/01/25 (144A)	40,000	35,800
ONEOK Partners L.P. 4.900%, 03/15/25	20,000	16,845
6.200%, 09/15/43	10,000	7,626
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	440,000	389,786
5.500%, 04/15/23	95,000	85,421
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	300,000	276,000
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.125%, 11/15/19	235,000	195,637
5.000%, 01/15/18 (144A)	100,000	92,500
6.750%, 03/15/24 (144A) (b)	530,000	451,825
Transportadora de Gas del Sur S.A. 9.625%, 05/14/20 (144A)	263,674	269,606

		2,257,645

Real Estate Investment Trusts—0.4%
iStar, Inc. 4.875%, 07/01/18	70,000	68,600
5.000%, 07/01/19	1,730,000	1,680,263

		1,748,863

Retail—1.2%
J.C. Penney Corp., Inc. 7.625%, 03/01/97	155,000	99,975
New Albertsons, Inc. 7.450%, 08/01/29	5,740,000	5,079,900
8.000%, 05/01/31	225,000	204,750
Parkson Retail Group, Ltd. 4.500%, 05/03/18	200,000	177,231
Toys “R” Us, Inc. 7.375%, 10/15/18	100,000	47,500

		5,609,356

Semiconductors—0.2%
Micron Technology, Inc. 5.250%, 08/01/23 (144A)	170,000	152,575
5.500%, 02/01/25	395,000	343,650
5.625%, 01/15/26 (144A)	505,000	436,825

		933,050

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	180,000	182,700

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.1%
Nuance Communications, Inc. 1.000%, 12/15/35 (144A)	350,000	$336,656

Telecommunications—2.3%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	55,000	55,687
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/23 (144A)	500,000	517,590
5.350%, 05/20/24 (144A)	390,000	409,417
British Telecommunications plc 5.750%, 12/07/28 (GBP)	540,000	961,206
CenturyLink, Inc. 6.875%, 01/15/28	45,000	33,525
7.600%, 09/15/39	475,000	363,375
7.650%, 03/15/42	185,000	141,525
Colombia Telecomunicaciones S.A. E.S.P. 5.375%, 09/27/22 (144A)	250,000	225,625
Level 3 Communications, Inc. 5.750%, 12/01/22	60,000	61,350
Level 3 Financing, Inc. 5.625%, 02/01/23	380,000	387,600
7.000%, 06/01/20	380,000	397,100
Millicom International Cellular S.A. 4.750%, 05/22/20 (144A) (b)	225,000	201,375
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	400,000	348,000
Philippine Long Distance Telephone Co. 8.350%, 03/06/17	95,000	101,769
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	1,224,637
SoftBank Group Corp. 4.500%, 04/15/20 (144A)	400,000	398,000
Sprint Capital Corp. 6.875%, 11/15/28	1,250,000	871,875
8.750%, 03/15/32	350,000	262,500
Sprint Communications, Inc. 7.000%, 08/15/20	1,500,000	1,158,750
11.500%, 11/15/21	2,000,000	1,840,000
Telstra Corp., Ltd. 3.125%, 04/07/25 (144A)	400,000	383,889
Virgin Media Finance plc 4.500%, 01/15/25 (144A) (EUR)	160,000	164,838
Wind Acquisition Finance S.A. 7.375%, 04/23/21 (144A)	360,000	340,200

		10,849,833

Textiles—0.1%
INVISTA Finance LLC 4.250%, 10/15/19 (144A)	305,000	295,850

Transportation—0.0%
Autoridad del Canal de Panama 4.950%, 07/29/35 (144A)	200,000	206,000

Total Corporate Bonds & Notes (Cost $116,989,899)		107,526,403

Foreign Government—4.9%
Security Description	Principal Amount*	Value

Sovereign—4.9%
Brazil Letras do Tesouro Nacional Zero Coupon, 07/01/16 (BRL)	4,900,000	1,155,124
Brazil Notas do Tesouro Nacional 10.000%, 01/01/19 (BRL)	1,000,000	217,197
10.000%, 01/01/21 (BRL)	1,635,000	328,971
Brazilian Government International Bond 8.500%, 01/05/24 (BRL) (b)	350,000	75,197
Chile Government International Bond 5.500%, 08/05/20 (CLP)	130,000,000	188,791
Dominican Republic International Bonds 5.500%, 01/27/25 (144A)	530,000	510,125
8.625%, 04/20/27 (144A)	200,000	232,000
Export Credit Bank of Turkey 5.000%, 09/23/21 (144A)	225,000	220,813
Export-Import Bank of Korea 3.000%, 05/22/18 (144A) (NOK)	1,700,000	197,432
Hungary Government International Bonds 5.375%, 03/25/24	540,000	591,300
5.750%, 11/22/23	410,000	458,749
Iceland Government International Bond 5.875%, 05/11/22 (144A)	500,000	567,145
Indonesia Government International Bonds 2.875%, 07/08/21 (144A) (EUR)	220,000	236,551
4.125%, 01/15/25 (144A)	200,000	191,668
4.750%, 01/08/26 (144A)	200,000	197,532
5.125%, 01/15/45 (144A) (b)	200,000	180,869
Indonesia Treasury Bonds 6.125%, 05/15/28 (IDR)	5,300,000,000	301,867
7.875%, 04/15/19 (IDR)	10,200,000,000	719,498
8.375%, 03/15/24 (IDR)	5,900,000,000	416,133
11.500%, 09/15/19 (IDR)	2,901,000,000	227,299
Italy Buoni Poliennali Del Tesoro 1.500%, 06/01/25 (EUR)	185,000	201,183
4.500%, 08/01/18 (EUR)	955,000	1,155,316
4.750%, 08/01/23 (144A) (EUR)	625,000	854,029
Jamaica Government International Bond 6.750%, 04/28/28	265,000	263,013
Korea Treasury Bond 2.750%, 09/10/17 (KRW)	885,000,000	768,464
Mexican Bonos 6.500%, 06/10/21 (MXN)	26,700,000	1,602,703
6.500%, 06/09/22 (MXN)	10,420,000	622,122
8.000%, 12/07/23 (MXN)	6,158,800	399,972
8.500%, 12/13/18 (MXN)	19,350,000	1,235,079
Mexico Government International Bond 4.000%, 03/15/2115 (EUR)	100,000	90,763
New Zealand Government Bonds 3.000%, 09/20/30 (NZD) (f)	1,195,000	897,248
5.000%, 03/15/19 (NZD)	1,015,000	740,653
New Zealand Government Bonds 5.500%, 04/15/23 (NZD)	1,070,000	839,180
Norwegian Government Bonds 2.000%, 05/24/23 (144A) (NOK)	8,437,000	1,001,099
4.250%, 05/19/17 (144A) (NOK)	760,000	90,041
Philippine Government International Bond 4.950%, 01/15/21 (PHP)	30,000,000	647,912

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Poland Government Bonds 4.000%, 10/25/23 (PLN)	7,110,000	$1,962,086
5.500%, 10/25/19 (PLN)	1,330,000	381,778
Russian Federal Bond - OFZ 6.200%, 01/31/18 (RUB)	26,500,000	337,639
Spain Government Bonds 1.600%, 04/30/25 (144A) (EUR)	180,000	194,443
4.300%, 10/31/19 (144A) (EUR)	875,000	1,089,291
Sweden Government Bond 5.000%, 12/01/20 (SEK)	2,650,000	385,694

Total Foreign Government (Cost $28,248,984)		22,973,969

U.S. Treasury & Government Agencies—2.9%

U.S. Treasury—2.9%
U.S. Treasury Notes 0.250%, 05/15/16	1,945,000	1,943,633
0.375%, 10/31/16	4,550,000	4,535,959
0.500%, 11/30/16	4,545,000	4,532,928
0.625%, 08/31/17	710,000	705,452
1.000%, 03/15/18	1,450,000	1,444,958
1.500%, 07/31/16	685,000	688,452

Total U.S. Treasury & Government Agencies (Cost $13,878,510)		13,851,382

Convertible Bonds—1.8%

Apparel—0.0%
Iconix Brand Group, Inc. 1.500%, 03/15/18	115,000	56,638

Chemicals—0.0%
RPM International, Inc. 2.250%, 12/15/20 (b)	20,000	22,763

Computers—0.1%
Brocade Communications Systems, Inc. 1.375%, 01/01/20 (144A) (b)	205,000	196,800

Home Builders—0.1%
CalAtlantic Group, Inc. 0.250%, 06/01/19	70,000	62,606
KB Home 1.375%, 02/01/19	190,000	169,931

		232,537

Insurance—0.5%
Old Republic International Corp. 3.750%, 03/15/18 (b)	1,875,000	2,374,219

Internet—0.1%
Priceline Group, Inc. (The) 0.900%, 09/15/21	595,000	600,206

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36	45,000	53,859

Oil & Gas—0.0%
Chesapeake Energy Corp. 2.500%, 05/15/37	110,000	51,700

Semiconductors—1.0%
Intel Corp. 3.250%, 08/01/39	2,670,000	4,440,543
Rovi Corp. 0.500%, 03/01/20 (144A)	485,000	423,769

		4,864,312

Telecommunications—0.0%
Ciena Corp. 3.750%, 10/15/18 (144A)	115,000	142,600

Total Convertible Bonds (Cost $6,288,684)		8,595,634

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $1,304,713)	1,305,000	1,005,933

Floating Rate Loans (g)—0.2%

Multi-Utilities—0.1%
PowerTeam Services LLC 1st Lien Term Loan, 4.250%, 05/06/20	241,747	235,804
2nd Lien Term Loan, 8.250%, 11/06/20	60,000	57,600

		293,404

Telecommunications—0.1%
FairPoint Communications, Inc. Term Loan, 7.500%, 02/14/19	442,488	441,888

Total Floating Rate Loans (Cost $743,517)		735,292

Mortgage-Backed Securities—0.1%

Commercial Mortgage-Backed Securities—0.1%
GS Mortgage Securities Trust 5.795%, 08/10/45 (c)	40,000	39,375

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	555,000	$405,952

Total Mortgage-Backed Securities (Cost $556,284)		445,327

Convertible Preferred Stocks—0.1%

Metals & Mining—0.0%
Alcoa, Inc. 5.375%, 10/01/17	1,115	37,141

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp. 5.000%, 12/31/49 (b)	694	12,145
5.750%, 12/31/49 (144A)	430	81,987

		94,132

Real Estate Investment Trusts—0.1%
Weyerhaeuser Co. 6.375%, 07/01/16	2,829	142,242

Total Convertible Preferred Stocks (Cost $444,389)		273,515

Short-Term Investments—6.1%

Mutual Fund—5.3%
State Street Navigator Securities Lending MET Portfolio (h)	24,898,589	24,898,589

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $3,899,024 on 01/04/16, collateralized by $3,965,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $3,979,869.	3,899,011	3,899,011

Total Short-Term Investments (Cost $28,797,600)		28,797,600

Total Investments—104.7% (Cost $459,148,684) (i)		494,751,319
Other assets and liabilities (net)—(4.7)%		(22,089,844)

Net Assets—100.0%		$472,661,475

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $43,051,151 and the collateral received consisted of cash in the amount of $24,898,589 and non-cash collateral with a value of $19,365,365. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Illiquid security. As of December 31, 2015, these securities represent 0.3% of net assets.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.2% of net assets.
(f)	Principal amount of security is adjusted for inflation.
(g)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(i)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $460,026,229. The aggregate unrealized appreciation and depreciation of investments were $62,562,547 and $(27,837,457), respectively, resulting in net unrealized appreciation of $34,725,090 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $38,089,101, which is 8.1% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona

Country Diversification as of December 31, 2015 (Unaudited)	% of Net Assets
United States	55.0
Ireland	3.9
United Kingdom	3.7
Japan	3.6
Netherlands	2.9
Hong Kong	2.6
India	2.5
China	2.2
Switzerland	2.1
Canada	1.9

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	11,480,000	Morgan Stanley & Co.	03/16/16	USD	12,643,785	$(145,521)
GBP	1,575,000	Credit Suisse International	03/16/16	USD	2,374,620	(52,479)
JPY	966,000,000	Credit Suisse International	03/16/16	USD	7,857,747	192,456

Contracts to Deliver
AUD	1,226,000	Credit Suisse International	03/16/16	USD	879,557	(10,707)
BRL	5,800,000	Credit Suisse International	03/09/16	USD	1,486,417	49,481
EUR	2,500,000	Morgan Stanley & Co.	03/16/16	USD	2,661,628	(60,119)
IDR	18,200,000,000	Credit Suisse International	03/16/16	USD	1,286,219	(11,224)
MXN	43,800,000	UBS AG	03/16/16	USD	2,608,463	79,875
NOK	2,250,000	UBS AG	03/16/16	USD	259,238	5,222
NZD	3,390,000	Credit Suisse International	03/16/16	USD	2,274,690	(33,956)
PLN	10,355,000	Citibank N.A.	03/16/16	USD	2,596,409	(39,747)
SEK	9,775,000	UBS AG	03/16/16	USD	1,126,395	(33,938)

Cross Currency Contracts to Buy
EUR	617,943	Credit Suisse International	03/16/16	NOK	5,900,000	6,670

Net Unrealized Depreciation						$(53,987)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$12,503,297	$7,479,456	$—	$19,982,753
Banks	16,978,855	16,659,620	—	33,638,475
Beverages	—	12,711,209	—	12,711,209
Biotechnology	9,168,589	—	—	9,168,589
Building Products	—	7,503,963	—	7,503,963
Capital Markets	7,248,130	—	—	7,248,130
Chemicals	6,160,007	—	—	6,160,007
Diversified Financial Services	6,046,628	7,299,995	—	13,346,623
Energy Equipment & Services	5,362,868	—	—	5,362,868
Food Products	—	3,533,809	—	3,533,809
Health Care Providers & Services	7,538,254	—	—	7,538,254
Hotels, Restaurants & Leisure	4,442,649	—	—	4,442,649
Household Durables	12,205,630	—	—	12,205,630
Insurance	7,591,754	14,163,680	—	21,755,434
Internet & Catalog Retail	14,408,753	—	—	14,408,753
Internet Software & Services	37,914,517	—	—	37,914,517
IT Services	7,579,114	10,989,561	—	18,568,675
Life Sciences Tools & Services	3,050,813	—	—	3,050,813
Machinery	—	5,033,142	—	5,033,142
Media	6,795,244	—	—	6,795,244
Personal Products	—	5,066,350	—	5,066,350
Pharmaceuticals	14,350,625	10,997,082	—	25,347,707
Road & Rail	4,520,107	—	—	4,520,107
Semiconductors & Semiconductor Equipment	5,241,864	—	—	5,241,864
Specialty Retail	13,201,547	—	—	13,201,547
Textiles, Apparel & Luxury Goods	—	3,526,747	—	3,526,747
Trading Companies & Distributors	—	3,272,405	—	3,272,405
Total Common Stocks	202,309,245	108,237,019	—	310,546,264
Corporate Bonds & Notes
Advertising	—	329,981	—	329,981
Aerospace/Defense	—	243,788	—	243,788
Airlines	—	2,095,899	—	2,095,899
Auto Manufacturers	—	8,226,094	—	8,226,094
Auto Parts & Equipment	—	1,579,389	—	1,579,389
Banks	—	13,355,410	—	13,355,410

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Beverages	$—	$254,075	$—	$254,075
Building Materials	—	1,512,788	—	1,512,788
Chemicals	—	2,015,261	919,911	2,935,172
Commercial Services	—	588,683	—	588,683
Cosmetics/Personal Care	—	28,800	—	28,800
Diversified Financial Services	—	9,500,893	—	9,500,893
Electric	—	2,804,516	—	2,804,516
Engineering & Construction	—	197,698	—	197,698
Food	—	1,545,890	—	1,545,890
Forest Products & Paper	—	785,238	—	785,238
Gas	—	207,426	—	207,426
Healthcare-Services	—	9,127,713	—	9,127,713
Holding Companies-Diversified	—	203,386	—	203,386
Home Builders	—	568,775	—	568,775
Home Furnishings	—	273,487	—	273,487
Housewares	—	138,469	—	138,469
Insurance	—	1,991,730	—	1,991,730
Internet	—	607,685	—	607,685
Iron/Steel	—	2,247,069	—	2,247,069
Machinery-Diversified	—	62,725	—	62,725
Media	—	1,757,007	—	1,757,007
Mining	—	2,567,486	—	2,567,486
Multi-National	—	2,277,615	—	2,277,615
Oil & Gas	—	9,261,001	—	9,261,001
Oil & Gas Services	—	23,800	—	23,800
Packaging & Containers	—	3,520,296	—	3,520,296
Pharmaceuticals	—	4,286,466	—	4,286,466
Pipelines	—	2,257,645	—	2,257,645
Real Estate Investment Trusts	—	1,748,863	—	1,748,863
Retail	—	5,609,356	—	5,609,356
Semiconductors	—	933,050	—	933,050
Shipbuilding	—	182,700	—	182,700
Software	—	336,656	—	336,656
Telecommunications	—	10,849,833	—	10,849,833
Textiles	—	295,850	—	295,850
Transportation	—	206,000	—	206,000
Total Corporate Bonds & Notes	—	106,606,492	919,911	107,526,403
Total Foreign Government*	—	22,973,969	—	22,973,969
Total U.S. Treasury & Government Agencies*	—	13,851,382	—	13,851,382
Total Convertible Bonds*	—	8,595,634	—	8,595,634
Total Municipals	—	1,005,933	—	1,005,933
Total Floating Rate Loans*	—	735,292	—	735,292
Total Mortgage-Backed Securities*	—	445,327	—	445,327
Convertible Preferred Stocks
Metals & Mining	37,141	—	—	37,141
Oil, Gas & Consumable Fuels	—	94,132	—	94,132
Real Estate Investment Trusts	142,242	—	—	142,242
Total Convertible Preferred Stocks	179,383	94,132	—	273,515
Short-Term Investments
Mutual Fund	24,898,589	—	—	24,898,589
Repurchase Agreement	—	3,899,011	—	3,899,011
Total Short-Term Investments	24,898,589	3,899,011	—	28,797,600
Total Investments	$227,387,217	$266,444,191	$919,911	$494,751,319

Collateral for Securities Loaned (Liability)	$—	$(24,898,589)	$—	$(24,898,589)

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$333,704	$—	$333,704
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(387,691)	—	(387,691)
Total Forward Contracts	$—	$(53,987)	$—	$(53,987)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Depreciation	Sales	Transfers in to Level 3	Balance as of December 31, 2015	Change in Unrealized Depreciation from Investments Still Held at December 31, 2015
Corporate Bonds & Notes
Aerospace/Defense	$0	$—	$250	$—	$(250)	$—	$—	$—
Chemicals	—	31,000	—	(1,020,354)	—	1,909,265	919,911	(1,020,354)

Total	$—	$31,000	$250	$(1,020,354)	$(250)	$1,909,265	$919,911	$(1,020,354)

Corporate Bonds & Notes in the amount of $1,909,265 were transferred into level 3 due to the lack of a reliable vendor or broker quotation which resulted in insufficient market inputs to determine price.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$494,751,319
Cash	12,400
Cash denominated in foreign currencies (c)	1,674,868
Unrealized appreciation on forward foreign currency exchange contracts	333,704
Receivable for:
Fund shares sold	9,541
Dividends and interest	2,388,372
Prepaid expenses	1,369

Total Assets	499,171,573
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	387,691
Collateral for securities loaned	24,898,589
Payables for:
Fund shares redeemed	194,021
Foreign taxes	389,129
Accrued Expenses:
Management fees	283,189
Distribution and service fees	67,537
Deferred trustees' fees	123,067
Other expenses	166,875

Total Liabilities	26,510,098

Net Assets	$472,661,475

Net Assets Consist of:
Paid in surplus	$415,987,772
Undistributed net investment income	6,964,750
Accumulated net realized gain	14,590,991
Unrealized appreciation on investments and foreign currency transactions (d)	35,117,962

Net Assets	$472,661,475

Net Assets
Class A	$156,487,749
Class B	316,173,726
Capital Shares Outstanding*
Class A	10,384,078
Class B	21,164,731
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.07
Class B	14.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $459,148,684.
(b)	Includes securities loaned at value of $43,051,151.
(c)	Identified cost of cash denominated in foreign currencies was $1,688,001.
(d)	Includes foreign capital gains tax of $389,129.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$4,442,404
Interest (b)	8,278,833
Securities lending income	128,990

Total investment income	12,850,227
Expenses
Management fees	3,546,395
Administration fees	12,731
Custodian and accounting fees	208,516
Distribution and service fees—Class B	846,950
Audit and tax services	62,730
Legal	26,437
Trustees' fees and expenses	35,173
Shareholder reporting	36,192
Insurance	3,277
Miscellaneous	20,429

Total expenses	4,798,830
Less broker commission recapture	(22,082)

Net expenses	4,776,748

Net Investment Income	8,073,479

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments (c)	23,878,718
Foreign currency transactions	400,185

Net realized gain	24,278,903

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(24,433,979)
Foreign currency transactions	(167,027)

Net change in unrealized depreciation	(24,601,006)

Net realized and unrealized loss	(322,103)

Net Increase in Net Assets From Operations	$7,751,376

(a)	Net of foreign withholding taxes of $195,021.
(b)	Net of foreign withholding taxes of $23,795.
(c)	Net of foreign capital gains tax of $129,683.
(d)	Includes change in foreign capital gains tax of $(18,637).

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,073,479	$9,070,600
Net realized gain	24,278,903	27,289,022
Net change in unrealized depreciation	(24,601,006)	(18,004,001)

Increase in net assets from operations	7,751,376	18,355,621

From Distributions to Shareholders
Net investment income
Class A	(3,071,733)	(4,091,618)
Class B	(5,362,993)	(7,158,160)

Total distributions	(8,434,726)	(11,249,778)

Decrease in net assets from capital share transactions	(42,144,975)	(25,916,414)

Total decrease in net assets	(42,828,325)	(18,810,571)

Net Assets
Beginning of period	515,489,800	534,300,371

End of period	$472,661,475	$515,489,800

Undistributed net investment income
End of period	$6,964,750	$7,253,760

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	218,028	$3,371,627	1,040,648	$15,523,935
Reinvestments	196,654	3,071,733	282,570	4,091,618
Redemptions	(1,349,654)	(20,846,919)	(2,164,562)	(32,388,542)

Net decrease	(934,972)	$(14,403,559)	(841,344)	$(12,772,989)

Class B
Sales	1,734,526	$26,616,922	2,641,330	$39,276,962
Reinvestments	345,776	5,362,993	497,786	7,158,160
Redemptions	(3,887,875)	(59,721,331)	(4,012,592)	(59,578,547)

Net decrease	(1,807,573)	$(27,741,416)	(873,476)	$(13,143,425)

Decrease derived from capital shares transactions		$(42,144,975)		$(25,916,414)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.12	$14.92	$13.06	$11.42	$11.84

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.29	0.35	0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	0.26	1.87	1.59	(0.39)

Total from investment operations	0.23	0.55	2.22	1.95	(0.12)

Less Distributions
Distributions from net investment income	(0.28)	(0.35)	(0.36)	(0.31)	(0.30)

Total distributions	(0.28)	(0.35)	(0.36)	(0.31)	(0.30)

Net Asset Value, End of Period	$15.07	$15.12	$14.92	$13.06	$11.42

Total Return (%) (b)	1.47	3.76	17.34	17.24	(1.25)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.78	0.78	0.79	0.80
Ratio of net investment income to average net assets (%)	1.76	1.91	2.53	2.93	2.22
Portfolio turnover rate (%)	40	45	59	33	58
Net assets, end of period (in millions)	$156.5	$171.1	$181.4	$173.7	$168.9

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.99	$14.80	$12.95	$11.33	$11.77

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.25	0.31	0.33	0.24
Net realized and unrealized gain (loss) on investments	(0.04)	0.25	1.86	1.58	(0.40)

Total from investment operations	0.19	0.50	2.17	1.91	(0.16)

Less Distributions
Distributions from net investment income	(0.24)	(0.31)	(0.32)	(0.29)	(0.28)

Total distributions	(0.24)	(0.31)	(0.32)	(0.29)	(0.28)

Net Asset Value, End of Period	$14.94	$14.99	$14.80	$12.95	$11.33

Total Return (%) (b)	1.23	3.47	17.13	16.93	(1.48)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.04	1.05
Ratio of net investment income to average net assets (%)	1.51	1.65	2.26	2.67	1.99
Portfolio turnover rate (%)	40	45	59	33	58
Net assets, end of period (in millions)	$316.2	$344.4	$352.9	$242.8	$218.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC ("MetLife Advisers" or the "Adviser"), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter ("OTC") are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MIST-21

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

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Notes to Financial Statements—December 31, 2015—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustment, foreign capital tax, broker commission recapture, real estate investment trust (REIT) adjustments, contingent payment debt instrument adjustments, convertible preferred stock and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio's records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2015, the Portfolio had no when-issued and delayed-delivery securities.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

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Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $3,899,011, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the

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Notes to Financial Statements—December 31, 2015—(Continued)

market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(16,915,943)	$—	$—	$—	$(16,915,943)
Convertible Bonds	(440,636)	—	—	—	(440,636)
Convertible Preferred Stocks	(10,645)	—	—	—	(10,645)
Corporate Bonds & Notes	(7,271,460)	—	—	—	(7,271,460)
Foreign Government	(259,905)	—	—	—	(259,905)
Total	$(24,898,589)	$—	$—	$—	$(24,898,589)
Total Borrowings	$(24,898,589)	$—	$—	$—	$(24,898,589)
Gross amount of recognized liabilities for securities lending transactions					$(24,898,589)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Notes to Financial Statements—December 31, 2015—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$333,704	Unrealized depreciation on forward foreign currency exchange contracts	$387,691

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio's derivative assets by counterparty net of amounts available for offset under a master netting agreement ("MNA") (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Credit Suisse International	$248,607	$(108,366)	$—	$140,241
UBS AG	85,097	(33,938)	—	51,159

	$333,704	$(142,304)	$—	$191,400

The following table presents the Portfolio's derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$39,747	$—	$—	$39,747
Credit Suisse International	108,366	(108,366)	—	—
Morgan Stanley & Co.	205,640	—	—	205,640
UBS AG	33,938	(33,938)	—	—

	$387,691	$(142,304)	$—	$245,387

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$737,903

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(190,301)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$37,944,115

‡	Averages are based on activity levels during 2015.

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Notes to Financial Statements—December 31, 2015—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market ("market risk") or failure of the other party to a transaction to perform ("credit and counterparty risk").

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements ("Master Agreements") with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements ("GMRAs") or Master Repurchase Agreements ("MRAs"), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$15,968,346	$180,002,197	$18,654,858	$218,918,880

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$3,546,395	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Notes to Financial Statements—December 31, 2015—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$8,434,726	$11,249,778	$—	$—	$8,434,726	$11,249,778

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$7,929,232	$14,584,359	$34,283,179	$—	$—	$56,796,770

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $9,948,450.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 ("ASU") which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Global Markets Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Global Markets Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Global Markets Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-30

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-31

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-32

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-33

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-34

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Loomis Sayles Global Markets Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed its Blended Index for the one-, three-, and five-year periods ended June 30, 2015. The Board also noted that the Portfolio outperformed the median of its Performance Universe for the five-year period ended June 30, 2015 and underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its blended index, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board further noted that the Portfolio outperformed its other blended benchmark for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above its Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-35

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned -1.87%, -2.17%, and -2.07%, respectively. The Portfolio’s benchmarks, the Barclays U.S. Aggregate Bond Index1, Bank of America Merrill Lynch High Yield Master II Constrained Index2, and the Hybrid Index3, returned 0.55%, -4.61%, and -3.29%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Fixed-income investors spent much of the year wondering about the likelihood and timing of an increase in interest rates. Finally, in December, the policy-setting arm of the Federal Reserve (the “Fed”), the Federal Open Market Committee, increased interest rates for the first time since 2006, to a target range of 0.25-0.5%, in a widely expected move. Expectations of a rate hike had steadily increased over the latter months of 2015.

U.S. gross domestic product (GDP) expanded in each of the first three quarters of 2015. Further, the U.S. jobless rate stood at 5.0% in December, representing its lowest level since 2008. Oil prices fell throughout the year, which was beneficial to consumers at the pump but detrimental to companies in the Energy sector. U.S. inflation remained at low levels throughout the year, even when energy prices were not taken into account. The core Consumer Price Index (CPI), which excludes volatile food and energy prices, posted a year-over-year increase of 2.0% in November, which represents the first month in over a year that this metric is in line with the Fed’s stated inflation target of 2.0%.

Meanwhile, reflecting the demand for high-quality fixed-income assets, the Barclays U.S. Aggregate Bond Index, a market benchmark that is nearly half composed of Government-related debt, posted a gain for the year. Certain credit-sensitive asset classes, such as High-Yield Corporate bonds, underperformed the investment-grade Barclays U.S. Aggregate Bond Index by a wide margin. This negative performance in the High-Yield bond market owed, in large part, to weakness in the energy and metals and mining sectors. Despite this weak performance, the high yield default rate by the end of 2015 was well below the historical average.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Throughout the year, we decreased the Portfolio’s allocation to High-Yield bonds and maintained an underweight to High-Yield bonds as of year-end versus the Hybrid Index, which likely contributed to relative performance, as the High-Yield market underperformed Government-related and Investment-Grade securities. Within the Portfolio’s High-Yield allocation, among the names that contributed the most to performance was drug store chain Rite Aid Corp. Oil and gas company Eclipse Resources Corp. was among the names that detracted the most from performance within the sector.

The Portfolio maintained an underweight to Convertible securities throughout the year. However, within the Portfolio’s Equity-Related portion, the Portfolio maintained a significant allocation to Equities, which contributed to performance relative to the Hybrid Index, as the Equity markets outperformed the Convertible, Investment-Grade, and High-Yield Corporate bond markets. One of the names that contributed the most to performance within the Convertible portion of the Portfolio was technology company Nvidia Corp., while the Portfolio’s holdings in home-furnishings company Restoration Hardware were among the Convertible securities that detracted the most from absolute performance. The Portfolio’s holdings in Restoration Hardware were sold during the period. At year end, we continued to seek Convertible securities of companies with good prospects for improving earnings results.

Within the Portfolio’s Investment-Grade bond allocation, we maintained an underweight in U.S. Treasuries, which detracted from performance relative to the Barclays U.S. Aggregate Bond Index, as U.S. Treasuries outperformed Corporates during the period. Within the Portfolio’s Investment-Grade allocation, among the names that contributed the most to absolute performance was online retailer Amazon.com. Oceaneering International, Inc., a subsea engineering and technology company, was among the names that detracted the most from performance within the sector.

MIST-1

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*—(Continued)

As of December 31, 2015, relative to the Hybrid Index, the Portfolio held an underweight in High Yield and Equity-Related securities and an overweight in Investment-Grade securities. During the period, we reduced the Portfolio’s exposure to High-Yield bonds and added exposure to Investment-Grade issuers to reduce the Portfolio’s risk profile. Additionally, we continued to weight the Equity-Related portion of the Portfolio toward Equities rather than Convertibles, as Equities provided portfolio diversification, greater liquidity, and a more diverse opportunity set to express certain investment themes than did convertible securities.

Steven F. Rocco

Robert A. Lee

Portfolio Managers

Lord, Abbett & Co. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX,

THE BOFA MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX & THE HYBRID INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Lord Abbett Bond Debenture Portfolio
Class A	-1.87	5.77	6.96
Class B	-2.17	5.49	6.69
Class E	-2.07	5.60	6.79
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51
BofA Merrill Lynch High Yield Master II Constrained Index	-4.61	4.84	6.82
Hybrid Index	-3.29	5.13	6.44

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Bank of America Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index. The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
Corporate Bonds & Notes	71.5
Common Stocks	12.6
Convertible Bonds	4.7
Mortgage-Backed Securities	3.7
Floating Rate Loans	1.9
Convertible Preferred Stocks	1.3
Foreign Government	1.0

MIST-3

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Bond Debenture Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.56%	$1,000.00	$950.80	$2.75
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B(a)	Actual	0.81%	$1,000.00	$949.40	$3.98
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E(a)	Actual	0.71%	$1,000.00	$949.60	$3.49
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—71.5% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.9%
Aerojet Rocketdyne Holdings, Inc. 7.125%, 03/15/21	1,775,000	$1,846,000
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A)	2,202,000	2,179,914
Harris Corp. 4.854%, 04/27/35	570,000	560,855
5.054%, 04/27/45	2,441,000	2,390,147
Lockheed Martin Corp.
3.550%, 01/15/26	1,651,000	1,656,810
4.700%, 05/15/46	1,101,000	1,127,832
TransDigm, Inc. 6.500%, 07/15/24	1,227,000	1,220,252

		10,981,810

Agriculture—0.4%
Altria Group, Inc. 5.375%, 01/31/44	1,129,000	1,214,397
Reynolds American, Inc.
4.450%, 06/12/25	1,747,000	1,827,067
5.850%, 08/15/45	1,609,000	1,788,790

		4,830,254

Airlines—0.2%
Air Canada 7.750%, 04/15/21 (144A)	1,550,000	1,612,000
Air Canada Pass-Through Trust 4.125%, 12/15/27 (144A) (a) (b)	1,108,000	1,111,723

		2,723,723

Apparel—0.2%
William Carter Co. (The) 5.250%, 08/15/21	2,375,000	2,440,312

Auto Parts & Equipment—0.5%
International Automotive Components Group S.A. 9.125%, 06/01/18 (144A)	1,297,000	1,108,935
MPG Holdco I, Inc. 7.375%, 10/15/22 (a)	1,200,000	1,212,000
Nemak S.A.B. de C.V. 5.500%, 02/28/23 (144A) (a)	600,000	601,500
Omega U.S. Sub LLC 8.750%, 07/15/23 (144A) (a)	1,725,000	1,591,312
ZF North America Capital, Inc. 4.500%, 04/29/22 (144A)	1,425,000	1,392,938

		5,906,685

Banks—6.5%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	3,011,000	3,001,064
ANZ New Zealand International, Ltd. 2.850%, 08/06/20 (144A) (a)	1,703,000	1,717,303
Bank of America Corp.
4.200%, 08/26/24	1,200,000	1,190,614
4.250%, 10/22/26	2,452,000	2,427,073
6.500%, 10/23/24 (c)	1,950,000	2,054,812

Banks—(Continued)
Bank of China, Ltd. 5.000%, 11/13/24 (144A) (a)	1,875,000	1,930,509
BankUnited, Inc. 4.875%, 11/17/25	3,165,000	3,112,901
Barclays plc 5.250%, 08/17/45	1,127,000	1,135,210
BNP Paribas S.A. 4.375%, 09/28/25 (144A)	2,229,000	2,182,909
7.375%, 08/19/25 (144A) (a) (c)	1,092,000	1,120,665
CIT Group, Inc. 5.000%, 08/15/22 (a)	2,540,000	2,608,275
Citigroup, Inc.
4.400%, 06/10/25	1,690,000	1,706,914
4.450%, 09/29/27	2,424,000	2,407,951
5.950%, 01/30/23 (c)	2,375,000	2,323,937
Citizens Financial Group, Inc.
4.350%, 08/01/25 (a)	1,130,000	1,125,429
5.500%, 04/06/20 (144A) (c)	2,050,000	2,018,225
Commerzbank AG 8.125%, 09/19/23 (144A)	2,200,000	2,524,962
Credit Suisse Group AG 7.500%, 12/11/23 (144A) (c)	1,965,000	2,062,920
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22 (144A)	2,408,000	2,406,100
Discover Bank 7.000%, 04/15/20	1,052,000	1,197,789
Fifth Third Bancorp 2.875%, 07/27/20	1,203,000	1,201,665
Goldman Sachs Group, Inc. (The) 5.150%, 05/22/45	1,206,000	1,171,492
HSBC Holdings plc
4.250%, 08/18/25	2,253,000	2,235,893
6.375%, 03/30/25 (a) (c)	1,150,000	1,148,562
Industrial & Commercial Bank of China, Ltd. 3.231%, 11/13/19	2,400,000	2,438,995
Intesa Sanpaolo S.p.A. 7.700%, 09/17/25 (144A) (a) (c)	1,122,000	1,143,037
JPMorgan Chase & Co.
3.875%, 09/10/24	2,422,000	2,409,270
6.750%, 02/01/24 (c)	1,105,000	1,204,450
LBG Capital No.1 plc 8.000%, 06/15/20 (144A) (c)	560,000	582,120
Lloyds Banking Group plc
4.582%, 12/10/25 (144A)	3,011,000	3,018,335
7.500%, 06/27/24 (c)	1,363,000	1,451,595
Morgan Stanley 4.000%, 07/23/25	1,165,000	1,199,687
National Savings Bank 5.150%, 09/10/19 (144A)	700,000	652,750
Nordea Bank AB 6.125%, 09/23/24 (144A) (c)	1,292,000	1,261,573
Popular, Inc. 7.000%, 07/01/19	2,725,000	2,547,875
Royal Bank of Scotland Group plc 7.500%, 08/10/20 (c)	1,512,000	1,574,370

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Santander Holdings USA, Inc. 4.500%, 07/17/25	1,763,000	$1,794,639
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	673,000	664,121
Santander UK plc 7.950%, 10/26/29	272,000	344,645
Societe Generale S.A.
6.000%, 01/27/20 (144A) (a) (c)	1,248,000	1,178,736
8.000%, 09/29/25 (144A) (a) (c)	1,138,000	1,159,698
Standard Chartered plc 6.500%, 04/02/20 (144A) (a) (c)	2,275,000	2,198,062
Synovus Financial Corp. 7.875%, 02/15/19	1,500,000	1,665,000
UBS Group Funding Jersey, Ltd. 4.125%, 09/24/25 (144A)	2,089,000	2,086,834
Wells Fargo & Co. 4.900%, 11/17/45	2,203,000	2,222,646
Zions Bancorporation 5.800%, 06/15/23 (c) (d)	39,000	37,343

		78,848,955

Beverages—1.2%
Brown-Forman Corp. 4.500%, 07/15/45	2,186,000	2,260,707
Coca-Cola Bottling Co. Consolidated 3.800%, 11/25/25	1,101,000	1,101,527
Constellation Brands, Inc.
4.250%, 05/01/23	2,500,000	2,500,000
6.000%, 05/01/22	1,192,000	1,311,200
Cott Beverages, Inc.
5.375%, 07/01/22	400,000	392,000
6.750%, 01/01/20	859,000	886,917
Dr Pepper Snapple Group, Inc.
3.400%, 11/15/25	2,204,000	2,164,855
4.500%, 11/15/45	1,102,000	1,077,474
Fomento Economico Mexicano S.A.B. de C.V. 4.375%, 05/10/43	1,328,000	1,173,390
PepsiCo, Inc.
4.250%, 10/22/44	751,000	745,144
4.450%, 04/14/46	1,178,000	1,216,819

		14,830,033

Biotechnology—0.6%
Celgene Corp. 5.000%, 08/15/45	1,784,000	1,790,936
Gilead Sciences, Inc.
2.550%, 09/01/20	1,675,000	1,674,364
3.500%, 02/01/25	2,525,000	2,546,058
4.750%, 03/01/46	1,675,000	1,695,144

		7,706,502

Building Materials—1.2%
Builders FirstSource, Inc. 10.750%, 08/15/23 (144A)	2,400,000	2,382,000

Building Materials—(Continued)
Building Materials Corp. of America 5.375%, 11/15/24 (144A)	2,044,000	2,038,890
Griffon Corp. 5.250%, 03/01/22	1,053,000	1,004,299
Lafarge S.A. 7.125%, 07/15/36	950,000	1,089,609
Masonite International Corp. 5.625%, 03/15/23 (144A)	1,167,000	1,204,928
Norbord, Inc. 6.250%, 04/15/23 (144A)	1,355,000	1,338,062
Ply Gem Industries, Inc. 6.500%, 02/01/22	2,651,000	2,402,565
Unifrax I LLC / Unifrax Holding Co. 7.500%, 02/15/19 (144A) (b)	1,356,000	1,200,060
Vulcan Materials Co. 4.500%, 04/01/25	1,250,000	1,237,500

		13,897,913

Chemicals—0.8%
Celanese U.S. Holdings LLC 5.875%, 06/15/21	780,000	822,900
Grupo Idesa S.A. de C.V. 7.875%, 12/18/20 (144A)	1,450,000	1,435,500
Huntsman International LLC 5.125%, 11/15/22 (144A) (a)	1,370,000	1,233,000
Israel Chemicals, Ltd. 4.500%, 12/02/24 (144A)	2,450,000	2,449,020
Kissner Milling Co., Ltd. 7.250%, 06/01/19 (144A) (a)	1,079,000	1,011,563
OCP S.A. 6.875%, 04/25/44 (144A)	1,175,000	1,150,583
Platform Specialty Products Corp. 6.500%, 02/01/22 (144A) (a)	1,925,000	1,665,125

		9,767,691

Commercial Services—1.2%
ADT Corp. (The) 3.500%, 07/15/22 (a)	1,525,000	1,364,875
Cleveland Clinic Foundation (The) 4.858%, 01/01/2114	1,450,000	1,406,013
ExamWorks Group, Inc. 5.625%, 04/15/23	1,347,000	1,340,265
FTI Consulting, Inc. 6.000%, 11/15/22	2,000,000	2,095,000
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/23 (144A)	1,320,000	1,287,000
Jurassic Holdings III, Inc. 6.875%, 02/15/21 (144A)	1,875,000	1,125,000
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	1,841,296
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/22 (144A)	1,400,000	1,253,000

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
NES Rentals Holdings, Inc. 7.875%, 05/01/18 (144A)	1,100,000	$1,001,000
Sotheby’s 5.250%, 10/01/22 (144A)	2,050,000	1,865,500

		14,578,949

Computers—0.3%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A)	868,000	364,560
Dell, Inc. 7.100%, 04/15/28	1,375,000	1,323,437
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (144A)	1,918,000	1,880,818

		3,568,815

Cosmetics/Personal Care—0.3%
Elizabeth Arden, Inc. 7.375%, 03/15/21 (a)	2,638,000	1,688,320
Estee Lauder Cos., Inc. (The) 4.375%, 06/15/45	2,353,000	2,374,313

		4,062,633

Diversified Financial Services—4.1%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
3.750%, 05/15/19	1,450,000	1,448,187
5.000%, 10/01/21	2,250,000	2,317,500
Air Lease Corp. 3.875%, 04/01/21	1,182,000	1,187,910
Aircastle, Ltd. 5.500%, 02/15/22	1,942,000	1,990,550
Alliance Data Systems Corp. 6.375%, 04/01/20 (144A)	6,825,000	6,893,250
Ally Financial, Inc. 5.750%, 11/20/25	3,467,000	3,510,337
Charles Schwab Corp. (The) 3.450%, 02/13/26	1,209,000	1,229,448
CME Group, Inc. 3.000%, 03/15/25	2,300,000	2,256,424
Denali Borrower LLC / Denali Finance Corp. 5.625%, 10/15/20 (144A)	1,145,000	1,199,388
E*Trade Financial Corp. 4.625%, 09/15/23	1,186,000	1,205,273
Intercontinental Exchange, Inc. 3.750%, 12/01/25	2,419,000	2,425,652
International Lease Finance Corp.
6.250%, 05/15/19	2,750,000	2,945,937
8.250%, 12/15/20	3,000,000	3,547,500
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, 08/01/21 (144A)	1,900,000	1,729,000
Lazard Group LLC 3.750%, 02/13/25	1,736,000	1,601,719

Diversified Financial Services—(Continued)
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,800,000	1,986,638
MasterCard, Inc. 3.375%, 04/01/24	1,780,000	1,819,055
National Financial Partners Corp. 9.000%, 07/15/21 (144A)	1,302,000	1,191,330
Navient Corp. 5.000%, 10/26/20 (a)	1,211,000	1,062,653
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.875%, 04/15/45 (144A)	996,000	839,805
OneMain Financial Holdings, Inc. 6.750%, 12/15/19 (144A)	1,286,000	1,303,683
Rio Oil Finance Trust 9.250%, 07/06/24 (144A) (a)	3,681,000	2,723,940
Springleaf Finance Corp. 5.250%, 12/15/19	302,000	286,900
TD Ameritrade Holding Corp.
2.950%, 04/01/22	1,150,000	1,139,122
3.625%, 04/01/25	1,850,000	1,872,137

		49,713,338

Electric—1.6%
AES El Salvador Trust II 6.750%, 03/28/23 (144A)	1,425,000	1,271,813
AES Gener S.A. 5.000%, 07/14/25 (144A) (a)	850,000	812,089
AES Panama SRL 6.000%, 06/25/22 (144A)	1,500,000	1,488,750
Dynegy, Inc. 7.625%, 11/01/24 (a)	1,095,000	936,006
E.CL S.A. 4.500%, 01/29/25 (144A) (a)	2,075,000	2,042,082
El Paso Electric Co. 5.000%, 12/01/44	1,243,000	1,217,088
Entergy Arkansas, Inc. 4.950%, 12/15/44	2,096,000	2,066,285
Illinois Power Generating Co. 7.000%, 04/15/18 (a)	2,475,000	1,658,250
IPALCO Enterprises, Inc. 3.450%, 07/15/20 (d)	111,000	108,780
Lamar Funding, Ltd. 3.958%, 05/07/25 (144A) (a)	2,050,000	1,821,425
Louisville Gas & Electric Co. 4.375%, 10/01/45	776,000	792,817
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	2,845,589	3,073,236
Oncor Electric Delivery Co. LLC 3.750%, 04/01/45	2,110,000	1,753,689

		19,042,310

Electrical Components & Equipment—0.3%
Artesyn Embedded Technologies, Inc. 9.750%, 10/15/20 (144A)	2,450,000	2,174,375

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electrical Components & Equipment—(Continued)
General Cable Corp. 5.750%, 10/01/22 (a)	1,450,000	$1,116,500

		3,290,875

Electronics—0.2%
Trimble Navigation, Ltd. 4.750%, 12/01/24	2,861,000	2,842,750

Energy-Alternate Sources—0.1%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	1,355,113	1,451,662

Engineering & Construction—0.3%
AECOM 5.875%, 10/15/24	1,254,000	1,279,080
China Railway Resources Huitung, Ltd. 3.850%, 02/05/23	1,450,000	1,436,123
SBA Communications Corp. 4.875%, 07/15/22	900,000	886,500

		3,601,703

Entertainment—0.7%
CCM Merger, Inc. 9.125%, 05/01/19 (144A)	1,500,000	1,565,625
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.250%, 03/15/21	1,700,000	1,751,000
Gibson Brands, Inc. 8.875%, 08/01/18 (144A)	2,800,000	1,624,000
Mohegan Tribal Gaming Authority 9.750%, 09/01/21 (a)	1,900,000	1,895,250
River Rock Entertainment Authority (The) 9.000%, 11/01/18 (d) (e)	1,397,000	96,044
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.500%, 06/15/19 (144A) (b)	1,490,000	1,542,150

		8,474,069

Environmental Control—0.1%
ADS Waste Holdings, Inc. 8.250%, 10/01/20	1,340,000	1,350,050

Food—1.7%
B&G Foods, Inc. 4.625%, 06/01/21	2,525,000	2,499,750
BI-LO LLC / BI-LO Finance Corp. 9.250%, 02/15/19 (144A) (a)	1,250,000	1,259,375
Diamond Foods, Inc. 7.000%, 03/15/19 (144A)	2,240,000	2,312,800
Ingles Markets, Inc. 5.750%, 06/15/23	1,330,000	1,326,675
JBS USA LLC / JBS USA Finance, Inc.
5.875%, 07/15/24 (144A)	1,204,000	1,089,620
7.250%, 06/01/21 (144A)	445,000	441,663

Food—(Continued)
Land O’ Lakes, Inc. 6.000%, 11/15/22 (144A)	2,000,000	2,090,000
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 4.875%, 05/01/21	1,400,000	1,344,000
Post Holdings, Inc. 7.750%, 03/15/24 (144A)	1,005,000	1,052,737
Premier Foods Finance plc 6.500%, 03/15/21 (144A) (GBP)	1,025,000	1,435,502
WhiteWave Foods Co. (The) 5.375%, 10/01/22	5,780,000	6,112,350

		20,964,472

Forest Products & Paper—0.2%
Cascades, Inc. 5.500%, 07/15/22 (144A)	1,303,000	1,263,910
Millar Western Forest Products, Ltd. 8.500%, 04/01/21	2,000,000	1,030,000

		2,293,910

Gas—0.4%
Dominion Gas Holdings LLC 3.600%, 12/15/24 (a)	1,775,000	1,756,552
LBC Tank Terminals Holding Netherlands B.V. 6.875%, 05/15/23 (144A)	1,965,000	1,945,350
Southern Star Central Corp. 5.125%, 07/15/22 (144A)	1,425,000	1,175,625

		4,877,527

Hand/Machine Tools—0.1%
Milacron LLC / Mcron Finance Corp. 7.750%, 02/15/21 (144A)	1,100,000	1,025,750

Healthcare-Products—1.1%
Hologic, Inc. 5.250%, 07/15/22 (144A)	1,333,000	1,359,660
Kinetic Concepts, Inc. / KCI USA, Inc.
10.500%, 11/01/18	1,000,000	975,000
12.500%, 11/01/19	938,000	853,580
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.750%, 08/01/22 (144A) (a)	2,807,000	2,694,720
Medtronic, Inc.
3.150%, 03/15/22	2,393,000	2,419,124
4.375%, 03/15/35	1,250,000	1,263,553
St. Jude Medical, Inc. 3.875%, 09/15/25	1,112,000	1,122,375
Sterigenics-Nordion Holdings LLC 6.500%, 05/15/23 (144A)	1,700,000	1,623,500
Stryker Corp. 3.375%, 11/01/25	1,110,000	1,095,590

		13,407,102

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—3.6%
Amsurg Corp.
5.625%, 11/30/20 (a)	2,565,000	$2,603,475
5.625%, 07/15/22	963,000	953,370
Centene Corp. 4.750%, 05/15/22 (a)	1,227,000	1,187,123
CHS/Community Health Systems, Inc.
6.875%, 02/01/22 (a)	1,000,000	948,750
8.000%, 11/15/19	4,337,000	4,369,527
DaVita HealthCare Partners, Inc. 5.750%, 08/15/22	3,500,000	3,605,000
Dignity Health
3.812%, 11/01/24	1,800,000	1,829,167
4.500%, 11/01/42	339,000	319,404
Fresenius Medical Care U.S. Finance II, Inc.
4.750%, 10/15/24 (144A)	700,000	682,500
5.875%, 01/31/22 (144A)	3,225,000	3,450,750
HCA, Inc.
4.250%, 10/15/19	1,200,000	1,224,000
5.375%, 02/01/25	1,600,000	1,580,000
7.050%, 12/01/27	263,000	264,973
7.500%, 02/15/22	5,537,000	6,132,227
7.580%, 09/15/25 (d)	575,000	619,563
7.690%, 06/15/25	1,767,000	1,903,943
MEDNAX, Inc. 5.250%, 12/01/23 (144A)	825,000	829,125
Memorial Sloan-Kettering Cancer Center 4.200%, 07/01/55	1,825,000	1,756,915
MPH Acquisition Holdings LLC 6.625%, 04/01/22 (144A)	2,675,000	2,681,688
Tenet Healthcare Corp.
6.750%, 06/15/23 (a)	3,233,000	2,998,607
8.125%, 04/01/22	3,125,000	3,117,187

		43,057,294

Holding Companies-Diversified—0.3%
Argos Merger Sub, Inc. 7.125%, 03/15/23 (144A)	2,540,000	2,518,410
MUFG Americas Holdings Corp. 3.000%, 02/10/25	1,175,000	1,124,917

		3,643,327

Home Builders—1.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, 02/15/21 (144A)	1,650,000	1,402,500
Brookfield Residential Properties, Inc.
6.500%, 12/15/20 (144A)	1,975,000	1,903,406
DR Horton, Inc. 4.750%, 02/15/23	495,000	504,157
K Hovnanian Enterprises, Inc. 7.250%, 10/15/20 (144A)	1,350,000	1,161,000
Lennar Corp. 4.500%, 11/15/19	1,475,000	1,499,891
PulteGroup, Inc. 6.375%, 05/15/33	3,500,000	3,552,500

Home Builders—(Continued)
Toll Brothers Finance Corp. 5.625%, 01/15/24 (a)	1,375,000	1,423,125
William Lyon Homes, Inc. 7.000%, 08/15/22	3,350,000	3,358,375

		14,804,954

Household Products/Wares—0.1%
SC Johnson & Son, Inc. 4.750%, 10/15/46 (144A)	1,088,000	1,133,260

Housewares—0.2%
American Greetings Corp. 7.375%, 12/01/21	1,930,000	2,016,850

Insurance—1.3%
ACE INA Holdings, Inc. 4.350%, 11/03/45	1,104,000	1,121,810
Allied World Assurance Co. Holdings, Ltd. 4.350%, 10/29/25	4,351,000	4,283,051
American Equity Investment Life Holding Co. 6.625%, 07/15/21	1,706,000	1,774,240
CNO Financial Group, Inc. 5.250%, 05/30/25	2,367,000	2,408,423
Prudential Financial, Inc. 5.375%, 05/15/45 (c)	1,212,000	1,210,485
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	1,771,000	1,788,862
TIAA Asset Management Finance Co. LLC 4.125%, 11/01/24 (144A)	1,807,000	1,813,138
XLIT, Ltd. 4.450%, 03/31/25	1,227,000	1,201,543

		15,601,552

Internet—2.3%
Alibaba Group Holding, Ltd.
3.125%, 11/28/21	2,975,000	2,885,378
3.600%, 11/28/24	2,300,000	2,197,056
Amazon.com, Inc. 4.800%, 12/05/34	7,581,000	7,981,845
Blue Coat Holdings, Inc. 8.375%, 06/01/23 (144A) (a)	1,537,000	1,544,685
Expedia, Inc. 5.000%, 02/15/26 (144A)	3,767,000	3,676,355
Netflix, Inc. 5.375%, 02/01/21	3,700,000	3,885,000
Priceline Group, Inc. (The) 3.650%, 03/15/25	1,625,000	1,581,551
VeriSign, Inc.
4.625%, 05/01/23	1,263,000	1,222,900
5.250%, 04/01/25 (a)	1,073,000	1,078,365
Zayo Group LLC / Zayo Capital, Inc. 6.000%, 04/01/23	1,935,000	1,828,575

		27,881,710

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—0.3%
Allegheny Ludlum Corp. 6.950%, 12/15/25	1,497,000	$898,200
Steel Dynamics, Inc.
5.125%, 10/01/21	1,825,000	1,688,125
5.500%, 10/01/24	1,068,000	974,550

		3,560,875

Leisure Time—0.5%
NCL Corp., Ltd. 5.250%, 11/15/19 (144A)	925,000	945,239
Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	3,500,000	3,981,250
Viking Cruises, Ltd. 8.500%, 10/15/22 (144A)	1,300,000	1,231,750

		6,158,239

Lodging—1.8%
Boyd Gaming Corp. 6.875%, 05/15/23	2,025,000	2,080,687
Caesars Entertainment Resort Properties LLC / Caesars Growth Properties Finance, Inc. 11.000%, 10/01/21	1,000,000	905,000
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc. 9.375%, 05/01/22	2,110,000	1,730,200
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, 10/15/21	2,200,000	2,279,750
MCE Finance, Ltd. 5.000%, 02/15/21 (144A)	2,450,000	2,229,500
MGM Resorts International
6.000%, 03/15/23 (a)	2,532,000	2,513,010
7.750%, 03/15/22	947,000	1,006,188
Playa Resorts Holding B.V. 8.000%, 08/15/20 (144A)	2,300,000	2,334,500
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC 5.875%, 05/15/21 (144A)	1,525,000	1,521,187
Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, 06/01/21 (144A) (b)	2,950,000	2,743,500
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, 03/15/22	1,352,000	1,284,711
Wynn Macau, Ltd. 5.250%, 10/15/21 (144A) (a)	1,850,000	1,628,000

		22,256,233

Machinery-Construction & Mining—0.1%
BlueLine Rental Finance Corp. 7.000%, 02/01/19 (144A)	1,350,000	1,215,000

Media—4.7%
Altice Financing S.A. 6.625%, 02/15/23 (144A)	1,200,000	1,185,000

Media—(Continued)
Altice Finco S.A. 9.875%, 12/15/20 (144A)	2,900,000	3,088,500
Altice Luxembourg S.A. 7.750%, 05/15/22 (144A)	3,500,000	3,158,750
AMC Networks, Inc.
4.750%, 12/15/22 (a)	2,825,000	2,825,000
7.750%, 07/15/21	1,500,000	1,575,000
Cablevision Systems Corp. 5.875%, 09/15/22 (a)	4,000,000	3,400,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, 05/01/23 (144A)	800,000	800,000
6.625%, 01/31/22	2,300,000	2,423,625
CCO Safari LLC
4.908%, 07/23/25 (144A)	2,270,000	2,267,791
6.384%, 10/23/35 (144A)	1,777,000	1,795,358
Columbus International, Inc. 7.375%, 03/30/21 (144A) (a)	1,600,000	1,584,000
DISH DBS Corp.
5.000%, 03/15/23	2,222,000	1,927,585
5.875%, 07/15/22	1,125,000	1,049,063
6.750%, 06/01/21	2,218,000	2,234,635
Mediacom Broadband LLC / Mediacom Broadband Corp. 6.375%, 04/01/23 (a)	3,481,000	3,402,678
Mediacom LLC / Mediacom Capital Corp. 7.250%, 02/15/22	400,000	404,000
Myriad International Holdings B.V. 5.500%, 07/21/25 (144A)	2,035,000	1,957,735
Neptune Finco Corp. 10.875%, 10/15/25 (144A)	6,447,000	6,753,232
Numericable-SFR SAS 6.000%, 05/15/22 (144A)	1,950,000	1,891,500
RCN Telecom Services LLC / RCN Capital Corp. 8.500%, 08/15/20 (144A)	1,225,000	1,237,250
Sirius XM Radio, Inc. 6.000%, 07/15/24 (144A)	1,015,000	1,060,675
Time Warner Cable, Inc. 5.875%, 11/15/40	1,912,000	1,811,937
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.000%, 01/15/25 (144A)	888,000	848,040
5.500%, 01/15/23 (144A)	2,975,000	2,967,563
Univision Communications, Inc. 5.125%, 02/15/25 (144A)	1,930,000	1,833,500
VTR Finance B.V. 6.875%, 01/15/24 (144A)	1,850,000	1,702,000
Wave Holdco LLC / Wave Holdco Corp. 8.250%, 07/15/19 (144A) (f)	949,000	915,785

		56,100,202

Mining—1.6%
Aleris International, Inc. 7.875%, 11/01/20	1,094,000	833,628

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
BHP Billiton Finance USA, Ltd.
6.250%, 10/19/75 (144A) (a) (c)	2,791,000	$2,731,691
6.750%, 10/19/75 (144A) (a) (c)	2,501,000	2,413,465
Coeur Mining, Inc. 7.875%, 02/01/21	1,631,000	974,523
Freeport-McMoRan, Inc. 3.875%, 03/15/23	3,743,000	2,133,510
HudBay Minerals, Inc. 9.500%, 10/01/20	1,468,000	1,075,310
Imperial Metals Corp. 7.000%, 03/15/19 (144A)	1,450,000	1,290,500
Lundin Mining Corp. 7.875%, 11/01/22 (144A)	1,415,000	1,301,800
Mirabela Nickel, Ltd. 1.000%, 09/16/44 (d) (g)	32,601	3
MMC Norilsk Nickel OJSC via MMC Finance, Ltd. 6.625%, 10/14/22 (144A)	1,700,000	1,730,600
New Gold, Inc.
6.250%, 11/15/22 (144A)	1,400,000	1,113,000
7.000%, 04/15/20 (144A)	1,358,000	1,222,200
Newmont Mining Corp.
4.875%, 03/15/42	1,331,000	951,078
6.250%, 10/01/39	665,000	531,243
Thompson Creek Metals Co., Inc.
7.375%, 06/01/18 (a)	1,103,000	209,570
9.750%, 12/01/17	63,000	54,180
Volcan Cia Minera SAA 5.375%, 02/02/22 (144A)	1,200,000	762,000

		19,328,301

Miscellaneous Manufacturing—1.4%
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, 05/01/20	2,325,000	1,674,000
Gates Global LLC / Gates Global Co. 6.000%, 07/15/22 (144A) (a)	1,648,000	1,186,560
General Electric Co. 4.000%, 06/15/22 (c)	10,740,150	10,740,150
Hexcel Corp. 4.700%, 08/15/25	1,977,000	1,957,756
Siemens Financieringsmaatschappij NV 3.250%, 05/27/25 (144A) (a)	1,715,000	1,712,882

		17,271,348

Office/Business Equipment—0.2%
CDW LLC / CDW Finance Corp. 5.500%, 12/01/24	2,210,000	2,314,975

Oil & Gas—6.4%
Antero Resources Corp. 5.375%, 11/01/21	2,500,000	2,000,000
Bill Barrett Corp. 7.000%, 10/15/22 (a)	1,668,000	1,117,560
Bonanza Creek Energy, Inc. 6.750%, 04/15/21	691,000	418,055

Oil & Gas—(Continued)
Carrizo Oil & Gas, Inc.
6.250%, 04/15/23	1,719,000	1,392,390
7.500%, 09/15/20	1,050,000	917,438
Citgo Holding, Inc. 10.750%, 02/15/20 (144A)	3,691,000	3,580,270
Clayton Williams Energy, Inc. 7.750%, 04/01/19 (a)	1,441,000	1,111,371
Concho Resources, Inc. 5.500%, 04/01/23	4,875,000	4,509,375
Continental Resources, Inc. 5.000%, 09/15/22	3,538,000	2,609,275
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	3,850,000	3,609,375
Denbury Resources, Inc. 5.500%, 05/01/22	1,800,000	597,564
Devon Energy Corp. 5.850%, 12/15/25 (a)	1,875,000	1,823,520
Diamondback Energy, Inc. 7.625%, 10/01/21 (a)	3,650,000	3,686,500
Eclipse Resources Corp. 8.875%, 07/15/23 (144A)	1,999,000	954,523
Encana Corp. 6.500%, 08/15/34	2,737,000	2,213,707
EOG Resources, Inc. 3.150%, 04/01/25	1,248,000	1,180,397
EP Energy LLC / Everest Acquisition Finance, Inc. 6.375%, 06/15/23	907,000	453,500
EXCO Resources, Inc. 8.500%, 04/15/22	2,315,000	416,700
Gulfport Energy Corp. 6.625%, 05/01/23	279,000	232,965
7.750%, 11/01/20	1,950,000	1,745,250
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.000%, 12/01/24 (144A)	2,800,000	2,324,000
Kosmos Energy, Ltd. 7.875%, 08/01/21 (144A) (a)	2,550,000	2,052,750
Kunlun Energy Co., Ltd. 3.750%, 05/13/25 (144A)	2,275,000	2,214,849
MEG Energy Corp. 7.000%, 03/31/24 (144A)	5,487,000	3,895,770
Memorial Resource Development Corp. 5.875%, 07/01/22	2,673,000	2,338,875
Newfield Exploration Co. 5.625%, 07/01/24	2,491,000	2,123,577
Northern Tier Energy LLC / Northern Tier Finance Corp. 7.125%, 11/15/20	2,575,000	2,600,750
Oasis Petroleum, Inc.
6.500%, 11/01/21	1,071,000	709,538
6.875%, 03/15/22 (a)	796,000	509,440
7.250%, 02/01/19 (a)	786,000	563,955
Occidental Petroleum Corp. 3.500%, 06/15/25	1,850,000	1,806,893
Paramount Resources, Ltd. 6.875%, 06/30/23 (144A)	2,092,000	1,652,680

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Parsley Energy LLC / Parsley Finance Corp. 7.500%, 02/15/22 (144A)	1,450,000	$1,384,750
PDC Energy, Inc. 7.750%, 10/15/22	3,159,000	3,032,640
Range Resources Corp. 4.875%, 05/15/25 (144A)	2,875,000	2,185,000
Rice Energy, Inc. 6.250%, 05/01/22 (a)	1,958,000	1,409,760
RSP Permian, Inc. 6.625%, 10/01/22	1,525,000	1,403,000
Seven Generations Energy, Ltd.
6.750%, 05/01/23 (144A) (a)	690,000	579,600
8.250%, 05/15/20 (144A)	2,275,000	2,047,500
Shell International Finance B.V.
3.250%, 05/11/25	2,273,000	2,218,391
4.375%, 05/11/45	990,000	934,626
4.550%, 08/12/43	735,000	714,438
SM Energy Co. 6.500%, 11/15/21 (a)	1,725,000	1,285,125
Ultra Petroleum Corp. 6.125%, 10/01/24 (144A)	1,575,000	358,313
YPF S.A. 8.500%, 07/28/25 (144A)	2,105,000	2,005,013

		76,920,968

Oil & Gas Services—0.4%
Gulfmark Offshore, Inc. 6.375%, 03/15/22 (a)	809,000	434,838
Light Tower Rentals, Inc. 8.125%, 08/01/19 (144A)	871,000	444,210
Oceaneering International, Inc. 4.650%, 11/15/24	2,021,000	1,695,924
Weatherford International, Ltd.
4.500%, 04/15/22 (a)	2,373,000	1,708,560
5.125%, 09/15/20 (a)	232,000	187,920

		4,471,452

Packaging & Containers—1.6%
Ball Corp.
4.000%, 11/15/23	1,439,000	1,372,446
4.375%, 12/15/20	1,377,000	1,398,516
BWAY Holding Co. 9.125%, 08/15/21 (144A)	1,263,000	1,180,905
Coveris Holdings S.A. 7.875%, 11/01/19 (144A)	1,330,000	1,160,425
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	1,655,000	1,779,125
Graphic Packaging International, Inc.
4.750%, 04/15/21	1,400,000	1,428,000
4.875%, 11/15/22	1,337,000	1,353,712
Pactiv LLC 7.950%, 12/15/25	1,300,000	1,209,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.750%, 10/15/20	1,250,000	1,271,488
8.250%, 02/15/21	2,125,000	2,045,312

Packaging & Containers—(Continued)
Sealed Air Corp.
4.875%, 12/01/22 (144A)	1,345,000	1,348,363
5.125%, 12/01/24 (144A)	619,000	619,000
6.875%, 07/15/33 (144A)	3,100,000	3,169,750

		19,336,042

Pharmaceuticals—1.6%
AbbVie, Inc.
3.200%, 11/06/22	792,000	779,592
4.500%, 05/14/35	1,131,000	1,107,924
AstraZeneca plc 3.375%, 11/16/25	2,201,000	2,185,060
Bayer U.S. Finance LLC 3.375%, 10/08/24 (144A)	2,404,000	2,421,109
DPx Holdings B.V. 7.500%, 02/01/22 (144A)	1,850,000	1,803,750
Grifols Worldwide Operations, Ltd. 5.250%, 04/01/22	3,000,000	3,015,000
Mead Johnson Nutrition Co. 4.125%, 11/15/25	1,653,000	1,665,429
Merck & Co., Inc. 3.700%, 02/10/45	1,934,000	1,785,952
Pfizer, Inc. 5.600%, 09/15/40	1,431,000	1,647,319
Quintiles Transnational Corp. 4.875%, 05/15/23 (144A)	1,217,000	1,223,085
Zoetis, Inc. 3.250%, 02/01/23	2,125,000	2,029,048

		19,663,268

Pipelines—1.7%
Boardwalk Pipelines L.P. 4.950%, 12/15/24	1,066,000	926,919
Energy Transfer Equity L.P.
5.500%, 06/01/27	1,376,000	1,045,760
5.875%, 01/15/24 (a)	1,638,000	1,334,970
Florida Gas Transmission Co. LLC 4.350%, 07/15/25 (144A) (a)	2,016,000	1,848,464
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.750%, 08/01/22	1,704,000	1,448,400
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (b)	2,500,000	2,665,353
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 (144A) (b)	157,000	146,795
Rockies Express Pipeline LLC 6.875%, 04/15/40 (144A)	2,825,000	2,429,500
Sabine Pass Liquefaction LLC 5.750%, 05/15/24	3,943,000	3,430,410
SemGroup Corp. 7.500%, 06/15/21	571,000	511,045
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
5.500%, 10/15/19 (144A)	600,000	582,000
5.875%, 10/01/20	1,753,000	1,674,115

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
6.125%, 10/15/21	1,200,000	$1,140,000
6.250%, 10/15/22 (144A)	1,050,000	994,875

		20,178,606

Real Estate—0.5%
CBRE Services, Inc.
4.875%, 03/01/26	2,746,000	2,735,348
5.000%, 03/15/23	1,409,000	1,416,171
5.250%, 03/15/25	1,275,000	1,291,483

		5,443,002

Real Estate Investment Trusts—1.7%
Alexandria Real Estate Equities, Inc. 4.300%, 01/15/26	1,102,000	1,086,632
Brixmor Operating Partnership L.P.
3.850%, 02/01/25	2,480,000	2,409,526
3.875%, 08/15/22	2,403,000	2,391,961
Crown Castle International Corp. 5.250%, 01/15/23	1,850,000	1,944,812
CubeSmart L.P. 4.000%, 11/15/25	1,108,000	1,099,479
Digital Delta Holdings LLC 4.750%, 10/01/25 (144A)	1,668,000	1,682,775
EPR Properties 4.500%, 04/01/25	1,888,000	1,794,771
Equinix, Inc.
5.375%, 04/01/23	1,065,000	1,086,300
5.875%, 01/15/26	1,214,000	1,250,420
Goodman Funding Property, Ltd. 6.000%, 03/22/22 (144A)	1,200,000	1,331,695
Iron Mountain, Inc. 6.000%, 10/01/20 (144A)	1,657,000	1,748,135
MPT Operating Partnership L.P. / MPT Finance Corp. 5.500%, 05/01/24	986,000	981,070
RHP Hotel Properties L.P. / RHP Finance Corp.
5.000%, 04/15/21	1,200,000	1,221,000
5.000%, 04/15/23	463,000	463,000

		20,491,576

Retail—3.4%
1011778 BC ULC / New Red Finance, Inc. 6.000%, 04/01/22 (144A)	1,300,000	1,339,000
Arcos Dorados Holdings, Inc. 6.625%, 09/27/23 (144A) (a)	825,000	763,125
AutoZone, Inc. 2.500%, 04/15/21	800,000	780,614
Brookstone Holdings Corp. 10.000%, 07/07/21 (d) (f)	246,752	168,100
CST Brands, Inc. 5.000%, 05/01/23	2,692,000	2,665,080

Retail—(Continued)
Dollar Tree, Inc. 5.750%, 03/01/23 (144A)	2,572,000	$2,662,020
El Puerto de Liverpool S.A.B. de C.V. 3.950%, 10/02/24 (144A)	1,331,000	1,292,734
Hema Bondco I B.V. 6.250%, 06/15/19 (144A) (EUR)	1,475,000	1,192,599
Hillman Group, Inc. (The) 6.375%, 07/15/22 (144A) (a)	1,746,000	1,449,180
JC Penney Corp., Inc. 5.650%, 06/01/20 (a)	2,750,000	2,200,000
McDonald’s Corp.
2.750%, 12/09/20	441,000	440,696
3.700%, 01/30/26	1,047,000	1,046,139
4.600%, 05/26/45	1,259,000	1,211,347
4.875%, 12/09/45	1,102,000	1,108,712
Neiman Marcus Group, Ltd. LLC 8.000%, 10/15/21 (144A) (a)	3,113,000	2,303,620
New Albertsons, Inc.
7.450%, 08/01/29	1,000,000	885,000
7.750%, 06/15/26	2,250,000	2,070,000
New Look Secured Issuer plc 6.500%, 07/01/22 (144A) (GBP)	1,150,000	1,678,885
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 (144A) (a)	1,480,000	1,213,600
Rite Aid Corp. 6.125%, 04/01/23 (144A)	1,825,000	1,888,875
7.700%, 02/15/27	4,000,000	4,660,000
SACI Falabella 4.375%, 01/27/25 (144A) (a)	1,425,000	1,410,843
Sally Holdings LLC / Sally Capital, Inc. 5.500%, 11/01/23	875,000	894,687
Serta Simmons Bedding LLC 8.125%, 10/01/20 (144A)	1,325,000	1,384,625
Tops Holding LLC / Tops Markets II Corp. 8.000%, 06/15/22 (144A)	2,692,000	2,651,620
Yum! Brands, Inc.
3.750%, 11/01/21	703,000	646,733
3.875%, 11/01/23	957,000	847,575

		40,855,409

Savings & Loans—0.2%
Nationwide Building Society 3.900%, 07/21/25 (144A)	2,252,000	2,322,922
Washington Mutual Bank 6.875%, 06/15/11 (d) (e) (g)	6,000,000	600

		2,323,522

Semiconductors—0.4%
Lam Research Corp. 3.800%, 03/15/25	1,176,000	1,106,918
Qorvo, Inc. 7.000%, 12/01/25 (144A)	3,302,000	3,401,060

		4,507,978

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Shipbuilding—0.1%
Huntington Ingalls Industries, Inc.
5.000%, 12/15/21 (144A)	500,000	$509,375
5.000%, 11/15/25 (144A)	624,000	633,360

		1,142,735

Software—2.3%
Activision Blizzard, Inc.
5.625%, 09/15/21 (144A)	2,299,000	2,408,203
6.125%, 09/15/23 (144A)	2,800,000	2,968,000
Adobe Systems, Inc. 3.250%, 02/01/25 (a)	1,837,000	1,792,877
Fidelity National Information Services, Inc. 5.000%, 10/15/25	2,922,000	3,002,326
First Data Corp.
5.750%, 01/15/24 (144A)	1,468,000	1,445,980
7.000%, 12/01/23 (144A)	3,759,000	3,759,000
Informatica LLC 7.125%, 07/15/23 (144A)	1,588,000	1,437,140
Microsoft Corp.
2.375%, 02/12/22	2,432,000	2,400,515
4.000%, 02/12/55	2,645,000	2,375,929
MSCI, Inc. 5.750%, 08/15/25 (144A)	1,350,000	1,383,750
Oracle Corp.
4.125%, 05/15/45	1,923,000	1,823,360
4.375%, 05/15/55	2,590,000	2,369,420

		27,166,500

Telecommunications—5.4%
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/24 (144A)	2,375,000	1,828,750
CommScope Technologies Finance LLC 6.000%, 06/15/25 (144A)	1,407,000	1,354,238
CommScope, Inc. 5.500%, 06/15/24 (144A)	2,200,000	2,090,000
Consolidated Communications, Inc. 6.500%, 10/01/22	1,342,000	1,127,280
CPI International, Inc. 8.750%, 02/15/18 (a) (d)	2,030,000	1,999,550
Digicel Group, Ltd.
7.125%, 04/01/22 (144A)	1,500,000	1,125,000
8.250%, 09/30/20 (144A)	1,300,000	1,072,500
Digicel, Ltd.
6.750%, 03/01/23 (144A) (a)	1,400,000	1,169,000
7.000%, 02/15/20 (144A) (a)	2,600,000	2,366,000
Frontier Communications Corp.
6.875%, 01/15/25	3,560,000	2,932,550
9.250%, 07/01/21	1,225,000	1,203,563
10.500%, 09/15/22 (144A)	2,526,000	2,516,527
11.000%, 09/15/25 (144A)	4,857,000	4,808,430
GCI, Inc. 6.875%, 04/15/25	1,525,000	1,559,312
Hughes Satellite Systems Corp. 7.625%, 06/15/21	3,500,000	3,710,000

Telecommunications—(Continued)
Inmarsat Finance plc 4.875%, 05/15/22 (144A)	2,775,000	2,705,625
Intelsat Luxembourg S.A. 6.750%, 06/01/18 (a)	2,880,000	2,131,200
7.750%, 06/01/21	2,343,000	1,095,353
Sable International Finance, Ltd. 6.875%, 08/01/22 (144A)	1,305,000	1,259,325
Sprint Capital Corp. 6.900%, 05/01/19	1,158,000	943,770
Sprint Communications, Inc. 7.000%, 08/15/20	480,000	370,800
Sprint Corp. 7.875%, 09/15/23	568,000	426,568
T-Mobile USA, Inc. 6.500%, 01/15/24 (a)	5,803,000	5,919,060
6.500%, 01/15/26	1,286,000	1,298,204
6.625%, 11/15/20	1,100,000	1,143,439
6.633%, 04/28/21	3,425,000	3,553,437
6.836%, 04/28/23	228,000	235,980
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A)	1,350,000	1,333,125
Telefonica Celular del Paraguay S.A. 6.750%, 12/13/22 (144A)	800,000	730,000
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A)	2,296,000	2,163,980
Virgin Media Finance plc 6.000%, 10/15/24 (144A)	925,000	922,688
Virgin Media Secured Finance plc 5.375%, 04/15/21 (144A)	3,600,000	3,717,000
Wind Acquisition Finance S.A. 7.375%, 04/23/21 (144A)	4,250,000	4,016,250

		64,828,504

Textiles—0.1%
Springs Industries, Inc. 6.250%, 06/01/21	1,396,000	1,382,040

Transportation—0.9%
Autoridad del Canal de Panama 4.950%, 07/29/35 (144A)	1,200,000	1,236,000
Central Japan Railway Co. 4.250%, 11/24/45 (144A)	1,663,000	1,692,816
Florida East Coast Holdings Corp. 6.750%, 05/01/19 (144A)	2,995,000	2,740,425
9.750%, 05/01/20 (144A)	872,000	592,960
Hornbeck Offshore Services, Inc. 5.875%, 04/01/20	2,650,000	1,828,500
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	1,400,000	1,379,000
XPO Logistics, Inc. 6.500%, 06/15/22 (144A) (a)	662,000	612,350
7.875%, 09/01/19 (144A)	1,234,000	1,254,694

		11,336,745

Total Corporate Bonds & Notes (Cost $912,117,734)		862,872,260

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—12.6%

Security Description	Shares	Value

Aerospace & Defense—0.3%
General Dynamics Corp.	8,701	$1,195,169
Orbital ATK, Inc.	13,378	1,195,191
Raytheon Co.	9,482	1,180,793

		3,571,153

Airlines—0.2%
Alaska Air Group, Inc. (a)	16,357	1,316,902
Southwest Airlines Co.	28,333	1,220,019

		2,536,921

Auto Components—0.1%
Drew Industries, Inc. (a)	22,651	1,379,219

Banks—0.6%
Bank of the Ozarks, Inc. (a)	23,567	1,165,624
BankUnited, Inc.	33,543	1,209,561
First Republic Bank (a)	18,727	1,237,106
Signature Bank (a) (h)	10,015	1,536,000
Synovus Financial Corp. (a)	21,143	684,610
Western Alliance Bancorp (h)	32,921	1,180,547

		7,013,448

Beverages—0.6%
Brown-Forman Corp. - Class B (a)	12,665	1,257,381
Constellation Brands, Inc. - Class A	12,677	1,805,712
Dr Pepper Snapple Group, Inc. (a)	14,026	1,307,223
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	12,846	1,186,328
Monster Beverage Corp. (a) (h)	9,692	1,443,721

		7,000,365

Biotechnology—0.2%
Alexion Pharmaceuticals, Inc. (h)	6,411	1,222,898
Vertex Pharmaceuticals, Inc. (h)	9,656	1,215,015

		2,437,913

Building Products—0.3%
Advanced Drainage Systems, Inc. (a)	12,281	295,112
A.O. Smith Corp. (a)	16,027	1,227,828
Fortune Brands Home & Security, Inc. (a)	21,515	1,194,083
Masco Corp.	21,756	615,695

		3,332,718

Capital Markets—0.1%
E*Trade Financial Corp. (h)	20,915	619,921

Chemicals—0.5%
Chemtura Corp. (a) (h)	41,604	1,134,541
Ecolab, Inc. (a)	10,468	1,197,330
International Flavors & Fragrances, Inc. (a)	5,159	617,222
Scotts Miracle-Gro Co. (The) - Class A	18,031	1,163,180
Trinseo S.A. (a) (h)	66,695	1,880,799

		5,993,072

Commercial Services & Supplies—0.1%
Cintas Corp. (a)	6,934	631,341

Communications Equipment—0.1%
Arista Networks, Inc. (h)	16,145	1,256,727

Construction & Engineering—0.2%
Dycom Industries, Inc. (a) (h)	15,180	1,061,993
Granite Construction, Inc. (a)	28,721	1,232,418

		2,294,411

Construction Materials—0.3%
Martin Marietta Materials, Inc. (a)	8,450	1,154,101
Summit Materials, Inc. - Class A (a) (h)	60,767	1,217,770
Vulcan Materials Co.	12,138	1,152,746

		3,524,617

Containers & Packaging—0.1%
AptarGroup, Inc. (a)	8,444	613,457
Berry Plastics Group, Inc. (h)	33,747	1,220,966

		1,834,423

Distributors—0.2%
Core-Mark Holding Co., Inc. (a)	15,658	1,283,017
Pool Corp. (a)	14,727	1,189,647

		2,472,664

Diversified Consumer Services—0.1%
Bright Horizons Family Solutions, Inc. (a) (h)	19,597	1,309,080

Diversified Financial Services—0.2%
CBOE Holdings, Inc. (a)	18,197	1,180,985
Intercontinental Exchange, Inc.	5,163	1,323,071

		2,504,056

Electrical Equipment—0.1%
Acuity Brands, Inc. (a)	5,385	1,259,013

Electronic Equipment, Instruments & Components—0.2%
Fitbit, Inc. - Class A (a) (h)	41,236	1,220,173
Ingram Micro, Inc. - Class A (a)	39,064	1,186,765

		2,406,938

Food & Staples Retailing—0.3%
Casey’s General Stores, Inc. (a)	17,813	2,145,576
Kroger Co. (The) (a)	14,806	619,335
Sprouts Farmers Market, Inc. (a) (h)	54,688	1,454,154

		4,219,065

Food Products—0.4%
Amplify Snack Brands, Inc. (a) (h)	52,074	599,892
B&G Foods, Inc. (a)	35,131	1,230,288
Blue Buffalo Pet Products, Inc. (a) (h)	67,656	1,265,844
Ingredion, Inc. (a)	12,773	1,224,164

		4,320,188

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—0.3%
C.R. Bard, Inc.	6,480	$1,227,571
Edwards Lifesciences Corp. (h)	19,795	1,563,409
STERIS plc (a)	17,174	1,293,889

		4,084,869

Health Care Providers & Services—0.1%
Acadia Healthcare Co., Inc. (a) (h)	17,268	1,078,559

Hotels, Restaurants & Leisure—1.5%
Boyd Gaming Corp. (a) (h)	94,201	1,871,774
Churchill Downs, Inc. (a)	4,289	606,851
Isle of Capri Casinos, Inc. (a) (h)	48,482	675,354
McDonald’s Corp.	11,271	1,331,556
MGM Resorts International (a) (h)	54,330	1,234,378
Restaurant Brands International, Inc.	34,517	1,289,555
Royal Caribbean Cruises, Ltd. (a)	12,788	1,294,273
Shake Shack, Inc. - Class A (a) (h)	32,486	1,286,446
Six Flags Entertainment Corp. (a)	33,227	1,825,491
Starbucks Corp.	53,301	3,199,659
Vail Resorts, Inc. (a)	9,728	1,245,087
Wendy’s Co. (The) (a)	60,109	647,374
Wynn Resorts, Ltd. (a)	27,997	1,937,112

		18,444,910

Household Products—0.1%
Clorox Co. (The)	10,053	1,275,022

Industrial Conglomerates—0.2%
Danaher Corp. (a)	6,499	603,627
Roper Technologies, Inc. (a)	7,234	1,372,941

		1,976,568

Insurance—0.3%
Argo Group International Holdings, Ltd.	20,540	1,229,113
Aspen Insurance Holdings, Ltd. (a)	25,714	1,241,986
Hanover Insurance Group, Inc. (The) (a)	15,405	1,253,043

		3,724,142

Internet & Catalog Retail—0.6%
Amazon.com, Inc. (h)	3,801	2,569,058
Netflix, Inc. (a) (h)	24,552	2,808,258
TripAdvisor, Inc. (a) (h)	15,032	1,281,478
Wayfair, Inc. - Class A (h)	12,500	595,250

		7,254,044

Internet Software & Services—0.4%
Alibaba Group Holding, Ltd. (ADR) (h)	14,467	1,175,733
Alphabet, Inc. - Class C (h)	2,385	1,809,929
Facebook, Inc. - Class A (h)	23,824	2,493,420

		5,479,082

IT Services—0.6%
Accenture plc - Class A	6,073	634,629
Booz Allen Hamilton Holding Corp.	20,873	643,932

IT Services—(Continued)
First Data Corp. - Class A (h)	142,300	2,279,646
Leidos Holdings, Inc. (a)	26,301	1,479,694
MasterCard, Inc. - Class A	13,058	1,271,327
PayPal Holdings, Inc. (h)	33,741	1,221,424

		7,530,652

Machinery—0.1%
Graco, Inc. (a)	8,887	640,486
Toro Co. (The) (a)	16,705	1,220,634

		1,861,120

Media—0.1%
ION Media Networks, Inc. (d) (g) (h)	785	227,179
Starz - Class A (a) (h)	32,131	1,076,388

		1,303,567

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (d) (g) (h)	5,556,301	0

Oil, Gas & Consumable Fuels—0.4%
Concho Resources, Inc. (h)	11,225	1,042,354
Diamondback Energy, Inc. (a) (h)	16,300	1,090,470
Parsley Energy, Inc. - Class A (h)	73,189	1,350,337
Seven Generations Energy, Ltd. - Class A (h)	109,943	1,071,064

		4,554,225

Paper & Forest Products—0.0%
PT Indah Kiat Pulp and Paper Corp.	1,867,500	129,149

Personal Products—0.1%
Estee Lauder Cos., Inc. (The) - Class A	8,245	726,055

Pharmaceuticals—0.2%
Eli Lilly & Co.	16,163	1,361,895
Zoetis, Inc.	13,271	635,946

		1,997,841

Professional Services—0.1%
Equifax, Inc.	11,391	1,268,615
Korn/Ferry International	17,060	566,051

		1,834,666

Real Estate Investment Trusts—0.6%
CubeSmart (a)	40,077	1,227,158
Equinix, Inc. (a)	2,174	657,418
Extra Space Storage, Inc. (a)	13,672	1,206,007
InfraREIT, Inc. (a)	82,462	1,525,547
National Storage Affiliates Trust (a)	41,189	705,568
Public Storage	2,430	601,911
QTS Realty Trust, Inc. - Class A (a)	26,832	1,210,391

		7,134,000

Road & Rail—0.1%
AMERCO (a)	3,162	1,231,599

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—0.1%
Cavium, Inc. (a) (h)	10,151	$667,022

Software—0.3%
Activision Blizzard, Inc.	31,116	1,204,500
SS&C Technologies Holdings, Inc. (a)	17,731	1,210,496
Tableau Software, Inc. - Class A (a) (h)	7,382	695,532

		3,110,528

Specialty Retail—0.4%
Home Depot, Inc. (The)	14,089	1,863,270
Murphy USA, Inc. (a) (h)	26,678	1,620,422
Tile Shop Holdings, Inc. (h)	76,069	1,247,532

		4,731,224

Textiles, Apparel & Luxury Goods—0.2%
NIKE, Inc. - Class B (a)	33,052	2,065,750

Tobacco—0.2%
Altria Group, Inc.	21,836	1,271,074
Reynolds American, Inc.	27,070	1,249,280

		2,520,354

Trading Companies & Distributors—0.1%
Beacon Roofing Supply, Inc. (a) (h)	34,841	1,434,752

Water Utilities—0.2%
American Water Works Co., Inc. (a)	20,065	1,198,884
Aqua America, Inc. (a)	41,840	1,246,832

		2,445,716

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. (h)	31,734	1,241,434

Total Common Stocks (Cost $150,593,204)		151,754,103

Convertible Bonds—4.7%

Agriculture—0.2%
Vector Group, Ltd. 1.750%, 04/15/20 (a) (c)	2,453,000	2,804,086

Airlines—0.4%
JetBlue Airways Corp. 6.750%, 10/15/39	950,000	4,421,656

Auto Manufacturers—0.2%
Tesla Motors, Inc. 1.250%, 03/01/21 (a)	2,915,000	2,670,869

Biotechnology—1.1%
Gilead Sciences, Inc. 1.625%, 05/01/16	825,000	3,686,203

Biotechnology—(Continued)
Incyte Corp. 0.375%, 11/15/18	874,000	1,881,831
Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	1,432,000	1,611,000
Regeneron Pharmaceuticals, Inc. 1.875%, 10/01/16	925,000	5,972,610

		13,151,644

Building Materials—0.1%
Griffon Corp. 4.000%, 01/15/17 (144A)	935,000	1,210,825

Commercial Services—0.1%
Live Nation Entertainment, Inc. 2.500%, 05/15/19	1,420,000	1,443,963

Engineering & Construction—0.3%
Dycom Industries, Inc. 0.750%, 09/15/21 (144A) (a)	3,825,000	3,758,062

Holding Companies-Diversified—0.1%
Misarte 3.250%, 01/01/16 (EUR)	1,358,429	1,686,581

Internet—0.7%
LinkedIn Corp. 0.500%, 11/01/19	1,285,000	1,347,644
Priceline Group, Inc. (The) 1.000%, 03/15/18	1,200,000	1,706,250
Twitter, Inc. 1.000%, 09/15/21	1,579,000	1,319,452
VeriSign, Inc. 4.297%, 08/15/37	1,350,000	3,456,843

		7,830,189

Oil & Gas—0.1%
PDC Energy, Inc. 3.250%, 05/15/16 (144A)	1,000,000	1,294,375

Semiconductors—0.5%
Novellus Systems, Inc. 2.625%, 05/15/41	1,121,000	2,637,853
NVIDIA Corp. 1.000%, 12/01/18	1,707,000	2,843,222

		5,481,075

Software—0.9%
Proofpoint, Inc. 0.750%, 06/15/20 (144A)	1,145,000	1,197,241
Red Hat, Inc. 0.250%, 10/01/19 (a)	2,458,000	3,200,009
salesforce.com, Inc. 0.250%, 04/01/18	3,150,000	4,051,687

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Workday, Inc. 1.500%, 07/15/20	1,850,000	$2,194,562

		10,643,499

Total Convertible Bonds (Cost $57,912,934)		56,396,824

Mortgage-Backed Securities—3.7%

Commercial Mortgage-Backed Securities—3.7%
Banc of America Commercial Mortgage Trust 3.167%, 09/15/48	447,000	325,304
Barclays Commercial Mortgage Trust 3.375%, 03/12/36 (144A)	575,000	562,593
BB-UBS Trust 4.026%, 11/05/36 (144A) (c)	2,775,000	2,655,592
Citigroup Commercial Mortgage Trust 4.345%, 10/10/47	875,000	885,511
4.533%, 10/10/47 (c)	1,900,000	1,825,896
4.625%, 01/14/43 (144A) (c)	1,200,000	1,125,285
Commercial Mortgage Pass-Through Certificates 1.073%, 12/10/47 (c) (i)	19,743,215	1,232,857
4.349%, 12/10/47 (c)	1,000,000	1,010,392
4.443%, 07/10/50 (c)	1,726,000	1,339,604
4.466%, 12/10/47 (c)	650,000	613,124
Commercial Mortgage Trust 0.044%, 12/10/47 (144A) (c) (i)	10,100,000	62,660
0.114%, 11/10/47 (144A) (c) (i)	16,375,000	170,806
0.500%, 12/10/47 (144A) (c) (i)	4,850,000	169,997
1.285%, 11/10/47 (144A) (c) (i)	1,225,000	122,112
4.507%, 11/10/47 (c)	1,250,000	1,214,874
4.612%, 09/10/47 (c)	970,000	954,296
Commercial WWP Mortgage Trust 3.898%, 03/10/31 (144A)	1,800,000	1,779,553
Credit Suisse Commercial Mortgage Trust 4.373%, 09/15/37 (144A)	2,300,000	2,071,858
DBUBS Mortgage Trust 5.453%, 07/10/44 (144A) (c)	1,700,000	1,770,747
Great Wolf Trust 7.185%, 05/15/32 (144A) (c)	3,000,000	2,867,137
GS Mortgage Securities Trust 4.511%, 11/10/47 (144A) (c)	1,900,000	1,588,659
Impact Funding LLC 0.342%, 08/25/47 (144A) (c) (i)	3,100,000	104,997
6.000%, 01/25/51 (144A) (c)	1,175,000	1,284,862
6.378%, 01/25/51 (144A) (c)	1,125,000	1,224,382
JPMBB Commercial Mortgage Securities Trust 0.311%, 11/15/47 (c) (i)	9,300,000	230,453
0.476%, 01/15/48 (c) (i)	8,125,000	297,828
0.500%, 01/15/48 (144A) (c) (i)	6,475,000	228,428
3.927%, 01/15/48 (144A) (c)	1,825,000	1,368,047
4.619%, 08/15/48 (c)	1,983,000	1,812,093
JPMorgan Chase Commercial Mortgage Securities Trust 3.805%, 06/10/27 (144A) (c)	1,200,000	1,169,335
4.281%, 01/15/32 (144A) (c)	1,700,000	1,671,867

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Bank of America Merrill Lynch Trust 0.442%, 12/15/47 (144A) (c) (i)	13,150,000	482,391
0.602%, 12/15/46 (144A) (i)	6,175,000	268,612
3.989%, 12/15/46 (144A)	1,200,000	1,170,885
4.000%, 12/15/47	1,350,000	1,274,031
4.073%, 05/15/46 (c)	850,000	834,040
4.081%, 07/15/46 (c)	725,000	705,035
4.384%, 12/15/46 (144A)	2,500,000	2,514,750
4.750%, 12/15/46 (144A)	1,150,000	1,087,095
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/35 (144A) (c)	557,000	544,735
4.144%, 01/05/35 (144A) (c)	1,250,000	1,182,566
Wells Fargo Commercial Mortgage Trust 0.396%, 12/15/47 (c) (i)	10,125,000	324,790
WFCG Commercial Mortgage Trust 3.471%, 11/15/29 (144A) (c)	878,146	865,216

Total Mortgage-Backed Securities (Cost $46,838,591)		44,995,295

Floating Rate Loans(j)—1.9%

Chemicals—0.1%
Britax U.S. Holdings, Inc. Term Loan, 4.500%, 10/15/20 (d)	1,944,659	1,367,743

Diversified Financial Services—0.2%
AWAS Finance Luxembourg S.A. Term Loan, 3.500%, 07/16/18	1,393,212	1,388,858
RPI Finance Trust Term Loan B4, 3.500%, 11/09/20	1,210,617	1,206,330

		2,595,188

Electronic Equipment, Instruments & Components—0.0%
TTM Technologies, Inc. 1st Lien Term Loan, 6.000%, 05/31/21	59,305	54,264

Energy Equipment & Services—0.1%
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.500%, 05/12/21 (d)	1,500,000	1,012,500

Entertainment—0.3%
Cowlitz Tribal Gaming Authority Term Loan, 13.000%, 10/20/20 (d)	2,225,000	2,102,625
Six Flags Theme Parks, Inc. Term Loan B, 3.500%, 06/30/22	1,200,401	1,198,400

		3,301,025

Leisure Time—0.1%
Delta 2 (LUX) S.a.r.l. 2nd Lien Term Loan, 7.750%, 07/31/22	1,350,000	1,252,969

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (j)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Lodging—0.1%
Caesars Entertainment Resort Properties LLC / Caesars Growth Properties Finance, Inc. Term Loan B, 7.000%, 10/11/20	1,321,629	$1,203,508

Mining—0.2%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 4.250%, 06/30/19	3,072,143	2,306,239

Oil & Gas—0.0%
Templar Energy LLC 2nd Lien Term Loan, 8.500%, 11/25/20	2,383,000	291,917

Packaging & Containers—0.2%
Crown Americas LLC Delayed Draw Term Loan, 2.174%, 12/19/18	1,696,938	1,695,877

Retail—0.1%
Bass Pro Group LLC Term Loan, 4.000%, 06/05/20	1,092,743	1,053,131
Rue21, Inc. Term Loan B, 5.625%, 10/09/20	778,010	637,968

		1,691,099

Semiconductors—0.3%
Avago Technologies Cayman, Ltd. Term Loan B, 11/06/22 (k)	2,449,000	2,422,810
NXP B.V. Term Loan D, 3.250%, 01/11/20	825,716	814,775

		3,237,585

Software—0.1%
First Data Corp. Term Loan, 4.168%, 07/08/22	1,175,000	1,159,474

Telecommunications—0.1%
FairPoint Communications, Inc. Term Loan, 7.500%, 02/14/19	1,385,751	1,383,874

Total Floating Rate Loans (Cost $25,405,863)		22,553,262

Convertible Preferred Stocks—1.3%

Food Products—0.3%
Post Holdings, Inc. 5.250%, 06/01/17	25,700	3,010,241

Home Builders—0.1%
William Lyon Homes 6.500%, 12/01/17	15,000	1,324,650

Machinery—0.4%
Stanley Black & Decker, Inc. 6.250%, 11/17/16 (a)	42,000	4,905,180

Oil, Gas & Consumable Fuels—0.1%
Kinder Morgan, Inc. 9.750%, 10/26/18 (a)	44,750	1,803,425

Pharmaceuticals—0.1%
Teva Pharmaceutical Industries, Ltd. 7.000%, 12/15/18	1,500	1,526,038

Wireless Telecommunication Services—0.3%
T-Mobile U.S., Inc. 5.500%, 12/15/17	44,800	3,033,408

Total Convertible Preferred Stocks (Cost $16,240,775)		15,602,942

Foreign Government—1.0%

Municipal—0.1%
City of Buenos Aires Argentina 8.950%, 02/19/21 (144A)	1,200,000	1,266,000

Sovereign—0.9%
Angolan Goverment International Bond 9.500%, 11/12/25 (144A)	1,300,000	1,209,000
Bermuda Government International Bond 4.854%, 02/06/24 (144A)	1,425,000	1,469,175
Dominican Republic International Bond 6.850%, 01/27/45 (144A)	2,350,000	2,214,875
Ethiopia International Bond 6.625%, 12/11/24 (144A)	1,885,000	1,669,167
Government of the Cayman Island 5.950%, 11/24/19 (144A)	800,000	896,000
Jamaica Government International Bonds 6.750%, 04/28/28	2,100,000	2,084,250
7.625%, 07/09/25 (a)	1,250,000	1,326,563

		10,869,030

Total Foreign Government (Cost $12,677,637)		12,135,030

Short-Term Investments—12.2%

Mutual Fund—10.3%
State Street Navigator Securities Lending MET Portfolio (l)	124,790,592	124,790,592

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $23,115,037 on 01/04/16, collateralized by $23,490,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $23,578,088.	23,114,960	$23,114,960

Total Short-Term Investments (Cost $147,905,552)		147,905,552

Total Investments—108.9% (Cost $1,369,692,290) (m)		1,314,215,268
Other assets and liabilities (net)—(8.9)%		(107,889,781)

Net Assets—100.0%		$1,206,325,487

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $167,736,206 and the collateral received consisted of cash in the amount of $124,790,592 and non-cash collateral with a value of $50,721,645. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $9,409,581, which is 0.8% of net assets. See details shown in the Restricted Securities table that follows.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Illiquid security. As of December 31, 2015, these securities represent 0.6% of net assets.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent less than 0.05% of net assets.
(h)	Non-income producing security.
(i)	Interest only security.
(j)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	This loan will settle after December 31, 2015, at which time the interest rate will be determined.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(m)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,372,860,922. The aggregate unrealized appreciation and depreciation of investments were $20,024,383 and $(78,670,037), respectively, resulting in net unrealized depreciation of $(58,645,654) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $402,974,707, which is 33.4% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Air Canada Pass-Through Trust 4.125%, 12/15/27	12/01/15	$1,108,000	$1,108,000	$1,111,723
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21	04/14/11	2,500,000	2,499,162	2,665,353
Midcontinent Express Pipeline LLC 6.700%, 09/15/19	10/30/14	157,000	176,036	146,795
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.500%, 06/15/19	05/30/12	1,490,000	1,553,225	1,542,150
Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, 06/01/21	05/16/13—07/11/13	2,950,000	2,952,420	2,743,500
Unifrax I LLC / Unifrax Holding Co. 7.500%, 02/15/19	07/28/14	1,356,000	1,383,120	1,200,060

				$9,409,581

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 Year Futures	03/31/16	1,012	USD	120,026,563	$(286,406)

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/21/16	(247)	USD	(37,933,362)	(42,888)
U.S. Treasury Note 10 Year Futures	03/21/16	(1,856)	USD	(234,347,422)	665,422

Net Unrealized Appreciation					$336,128

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$10,981,810	$—	$10,981,810
Agriculture	—	4,830,254	—	4,830,254
Airlines	—	2,723,723	—	2,723,723
Apparel	—	2,440,312	—	2,440,312
Auto Parts & Equipment	—	5,906,685	—	5,906,685
Banks	—	78,848,955	—	78,848,955
Beverages	—	14,830,033	—	14,830,033
Biotechnology	—	7,706,502	—	7,706,502
Building Materials	—	13,897,913	—	13,897,913
Chemicals	—	9,767,691	—	9,767,691
Commercial Services	—	14,578,949	—	14,578,949
Computers	—	3,568,815	—	3,568,815
Cosmetics/Personal Care	—	4,062,633	—	4,062,633
Diversified Financial Services	—	49,713,338	—	49,713,338
Electric	—	19,042,310	—	19,042,310
Electrical Components & Equipment	—	3,290,875	—	3,290,875
Electronics	—	2,842,750	—	2,842,750
Energy-Alternate Sources	—	1,451,662	—	1,451,662
Engineering & Construction	—	3,601,703	—	3,601,703
Entertainment	—	8,474,069	—	8,474,069
Environmental Control	—	1,350,050	—	1,350,050
Food	—	20,964,472	—	20,964,472

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forest Products & Paper	$—	$2,293,910	$—	$2,293,910
Gas	—	4,877,527	—	4,877,527
Hand/Machine Tools	—	1,025,750	—	1,025,750
Healthcare-Products	—	13,407,102	—	13,407,102
Healthcare-Services	—	43,057,294	—	43,057,294
Holding Companies-Diversified	—	3,643,327	—	3,643,327
Home Builders	—	14,804,954	—	14,804,954
Household Products/Wares	—	1,133,260	—	1,133,260
Housewares	—	2,016,850	—	2,016,850
Insurance	—	15,601,552	—	15,601,552
Internet	—	27,881,710	—	27,881,710
Iron/Steel	—	3,560,875	—	3,560,875
Leisure Time	—	6,158,239	—	6,158,239
Lodging	—	22,256,233	—	22,256,233
Machinery-Construction & Mining	—	1,215,000	—	1,215,000
Media	—	56,100,202	—	56,100,202
Mining	—	19,328,298	3	19,328,301
Miscellaneous Manufacturing	—	17,271,348	—	17,271,348
Office/Business Equipment	—	2,314,975	—	2,314,975
Oil & Gas	—	76,920,968	—	76,920,968
Oil & Gas Services	—	4,471,452	—	4,471,452
Packaging & Containers	—	19,336,042	—	19,336,042
Pharmaceuticals	—	19,663,268	—	19,663,268
Pipelines	—	20,178,606	—	20,178,606
Real Estate	—	5,443,002	—	5,443,002
Real Estate Investment Trusts	—	20,491,576	—	20,491,576
Retail	—	40,855,409	—	40,855,409
Savings & Loans	—	2,322,922	600	2,323,522
Semiconductors	—	4,507,978	—	4,507,978
Shipbuilding	—	1,142,735	—	1,142,735
Software	—	27,166,500	—	27,166,500
Telecommunications	—	64,828,504	—	64,828,504
Textiles	—	1,382,040	—	1,382,040
Transportation	—	11,336,745	—	11,336,745
Total Corporate Bonds & Notes	—	862,871,657	603	862,872,260
Common Stocks
Aerospace & Defense	3,571,153	—	—	3,571,153
Airlines	2,536,921	—	—	2,536,921
Auto Components	1,379,219	—	—	1,379,219
Banks	7,013,448	—	—	7,013,448
Beverages	7,000,365	—	—	7,000,365
Biotechnology	2,437,913	—	—	2,437,913
Building Products	3,332,718	—	—	3,332,718
Capital Markets	619,921	—	—	619,921
Chemicals	5,993,072	—	—	5,993,072
Commercial Services & Supplies	631,341	—	—	631,341
Communications Equipment	1,256,727	—	—	1,256,727
Construction & Engineering	2,294,411	—	—	2,294,411
Construction Materials	3,524,617	—	—	3,524,617
Containers & Packaging	1,834,423	—	—	1,834,423
Distributors	2,472,664	—	—	2,472,664
Diversified Consumer Services	1,309,080	—	—	1,309,080
Diversified Financial Services	2,504,056	—	—	2,504,056
Electrical Equipment	1,259,013	—	—	1,259,013
Electronic Equipment, Instruments & Components	2,406,938	—	—	2,406,938
Food & Staples Retailing	4,219,065	—	—	4,219,065
Food Products	4,320,188	—	—	4,320,188
Health Care Equipment & Supplies	4,084,869	—	—	4,084,869

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Health Care Providers & Services	$1,078,559	$—	$—	$1,078,559
Hotels, Restaurants & Leisure	18,444,910	—	—	18,444,910
Household Products	1,275,022	—	—	1,275,022
Industrial Conglomerates	1,976,568	—	—	1,976,568
Insurance	3,724,142	—	—	3,724,142
Internet & Catalog Retail	7,254,044	—	—	7,254,044
Internet Software & Services	5,479,082	—	—	5,479,082
IT Services	7,530,652	—	—	7,530,652
Machinery	1,861,120	—	—	1,861,120
Media	1,076,388	—	227,179	1,303,567
Metals & Mining	—	—	0	0
Oil, Gas & Consumable Fuels	4,554,225	—	—	4,554,225
Paper & Forest Products	—	129,149	—	129,149
Personal Products	726,055	—	—	726,055
Pharmaceuticals	1,997,841	—	—	1,997,841
Professional Services	1,834,666	—	—	1,834,666
Real Estate Investment Trusts	7,134,000	—	—	7,134,000
Road & Rail	1,231,599	—	—	1,231,599
Semiconductors & Semiconductor Equipment	667,022	—	—	667,022
Software	3,110,528	—	—	3,110,528
Specialty Retail	4,731,224	—	—	4,731,224
Textiles, Apparel & Luxury Goods	2,065,750	—	—	2,065,750
Tobacco	2,520,354	—	—	2,520,354
Trading Companies & Distributors	1,434,752	—	—	1,434,752
Water Utilities	2,445,716	—	—	2,445,716
Wireless Telecommunication Services	1,241,434	—	—	1,241,434
Total Common Stocks	151,397,775	129,149	227,179	151,754,103
Total Convertible Bonds*	—	56,396,824	—	56,396,824
Total Mortgage-Backed Securities*	—	44,995,295	—	44,995,295
Total Floating Rate Loans*	—	22,553,262	—	22,553,262
Convertible Preferred Stocks
Food Products	3,010,241	—	—	3,010,241
Home Builders	—	1,324,650	—	1,324,650
Machinery	4,905,180	—	—	4,905,180
Oil, Gas & Consumable Fuels	1,803,425	—	—	1,803,425
Pharmaceuticals	1,526,038	—	—	1,526,038
Wireless Telecommunication Services	3,033,408	—	—	3,033,408
Total Convertible Preferred Stocks	14,278,292	1,324,650	—	15,602,942
Total Foreign Government*	—	12,135,030	—	12,135,030
Short-Term Investments
Mutual Fund	124,790,592	—	—	124,790,592
Repurchase Agreement	—	23,114,960	—	23,114,960
Total Short-Term Investments	124,790,592	23,114,960	—	147,905,552
Total Investments	$290,466,659	$1,023,520,827	$227,782	$1,314,215,268

Collateral for Securities Loaned (Liability)	$—	$(124,790,592)	$—	$(124,790,592)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$665,422	$—	$—	$665,422
Futures Contracts (Unrealized Depreciation)	(329,294)	—	—	(329,294)
Total Futures Contracts	$336,128	$—	$—	$336,128

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain/ (Loss)	Accrued Discounts (Premiums)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfer out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015
Corporate Bonds & Notes
Mining	$3	$—	$4	$(327)	$323	$—	$—	$3	$(327)
Retail	223,812	—	—	—		—	(223,812)	—	—
Saving & Loans	600	—	—	—		—	—	600	—
Common Stocks
Media	169,403	—	—	57,776		—	—	227,179	57,776
Metals & Mining	131,549	—	—	(131,549)		—	—	0	(131,549)
Escrow Shares
Retail	4,451	5,839	—	(111)		(10,179)	—	—	—

Total	$529,818	$5,839	$4	$(74,211)	$323	$(10,179)	$(223,812)	$227,782	$(74,100)

Corporate Bonds & Notes in the amount of $223,812 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,314,215,268
Cash	266,313
Cash denominated in foreign currencies (c)	147,678
Cash collateral for futures contracts	2,921,184
Receivable for:
Investments sold	8,597,754
Fund shares sold	326,824
Dividends and interest	14,249,251
Prepaid expenses	3,635

Total Assets	1,340,727,907
Liabilities
Collateral for securities loaned	124,790,592
Payables for:
Investments purchased	7,536,517
Fund shares redeemed	505,785
Variation margin on futures contracts	532,183
Accrued Expenses:
Management fees	536,705
Distribution and service fees	144,274
Deferred trustees’ fees	81,937
Other expenses	274,427

Total Liabilities	134,402,420

Net Assets	$1,206,325,487

Net Assets Consist of:
Paid in surplus	$1,220,906,306
Undistributed net investment income	59,185,416
Accumulated net realized loss	(18,618,978)
Unrealized depreciation on investments, futures contracts and foreign currency transactions	(55,147,257)

Net Assets	$1,206,325,487

Net Assets
Class A	$529,750,427
Class B	659,993,452
Class E	16,581,608
Capital Shares Outstanding*
Class A	45,683,430
Class B	57,638,853
Class E	1,442,623
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.60
Class B	11.45
Class E	11.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,369,692,290.
(b)	Includes securities loaned at value of $167,736,206.
(c)	Identified cost of cash denominated in foreign currencies was $152,363.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$1,988,014
Interest	64,304,755
Securities lending income	1,419,674

Total investment income	67,712,443
Expenses
Management fees	6,866,760
Administration fees	32,183
Custodian and accounting fees	229,849
Distribution and service fees—Class B	1,838,046
Distribution and service fees—Class E	28,121
Audit and tax services	65,456
Legal	30,105
Trustees’ fees and expenses	35,173
Shareholder reporting	160,027
Insurance	8,910
Miscellaneous	18,281

Total expenses	9,312,911
Less management fee waiver	(66,300)

Net expenses	9,246,611

Net Investment Income	58,465,832

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(11,857,160)
Futures contracts	(3,054,164)
Foreign currency transactions	(30,199)

Net realized loss	(14,941,523)

Net change in unrealized appreciation (depreciation) on:
Investments	(66,373,114)
Futures contracts	233,619
Foreign currency transactions	1,602

Net change in unrealized depreciation	(66,137,893)

Net realized and unrealized loss	(81,079,416)

Net Decrease in Net Assets From Operations	$(22,613,584)

(a)	Net of foreign withholding taxes of $5,909.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,465,832	$68,471,050
Net realized gain (loss)	(14,941,523)	62,026,910
Net change in unrealized depreciation	(66,137,893)	(59,542,286)

Increase (decrease) in net assets from operations	(22,613,584)	70,955,674

From Distributions to Shareholders
Net investment income
Class A	(32,724,041)	(36,660,759)
Class B	(40,253,407)	(45,157,543)
Class E	(1,049,700)	(1,256,379)
Net realized capital gains
Class A	(23,055,574)	(17,089,978)
Class B	(29,794,305)	(21,987,704)
Class E	(763,024)	(602,285)

Total distributions	(127,640,051)	(122,754,648)

Decrease in net assets from capital share transactions	(21,200,204)	(38,974,240)

Total decrease in net assets	(171,453,839)	(90,773,214)

Net Assets
Beginning of period	1,377,779,326	1,468,552,540

End of period	$1,206,325,487	$1,377,779,326

Undistributed net investment income
End of period	$59,185,416	$73,783,849

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,254,698	$15,882,615	2,238,273	$29,402,800
Reinvestments	4,546,016	55,779,615	4,202,560	53,750,737
Redemptions	(5,808,940)	(73,210,032)	(7,813,025)	(102,547,240)

Net decrease	(8,226)	$(1,547,802)	(1,372,192)	$(19,393,703)

Class B
Sales	3,699,105	$46,091,036	5,498,341	$72,158,652
Reinvestments	5,774,749	70,047,712	5,303,732	67,145,247
Redemptions	(10,902,306)	(134,916,818)	(11,995,075)	(156,556,330)

Net decrease	(1,428,452)	$(18,778,070)	(1,193,002)	$(17,252,431)

Class E
Sales	149,982	$1,910,881	119,523	$1,580,886
Reinvestments	148,950	1,812,724	146,352	1,858,664
Redemptions	(368,612)	(4,597,937)	(439,761)	(5,767,656)

Net decrease	(69,680)	$(874,332)	(173,886)	$(2,328,106)

Decrease derived from capital shares transactions		$(21,200,204)		$(38,974,240)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.05	$13.55	$13.43	$12.80	$12.98

Income (Loss) from Investment Operations
Net investment income (a)	0.57	0.64	0.73	0.75	0.80
Net realized and unrealized gain (loss) on investments	(0.74)	0.03	0.32	0.86	(0.17)

Total from investment operations	(0.17)	0.67	1.05	1.61	0.63

Less Distributions
Distributions from net investment income	(0.75)	(0.80)	(0.93)	(0.98)	(0.81)
Distributions from net realized capital gains	(0.53)	(0.37)	0.00	0.00	0.00

Total distributions	(1.28)	(1.17)	(0.93)	(0.98)	(0.81)

Net Asset Value, End of Period	$11.60	$13.05	$13.55	$13.43	$12.80

Total Return (%) (b)	(1.87)	5.12	8.17	13.19	4.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.55	0.54	0.54	0.54
Net ratio of expenses to average net assets (%) (c)	0.55	0.55	0.54	0.54	0.54
Ratio of net investment income to average net assets (%)	4.53	4.86	5.50	5.76	6.18
Portfolio turnover rate (%)	113 (d)	87	46	47	36
Net assets, end of period (in millions)	$529.8	$596.3	$637.9	$722.9	$715.6

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.90	$13.41	$13.29	$12.67	$12.87

Income (Loss) from Investment Operations
Net investment income (a)	0.53	0.60	0.69	0.71	0.76
Net realized and unrealized gain (loss) on investments	(0.74)	0.02	0.33	0.86	(0.19)

Total from investment operations	(0.21)	0.62	1.02	1.57	0.57

Less Distributions
Distributions from net investment income	(0.71)	(0.76)	(0.90)	(0.95)	(0.77)
Distributions from net realized capital gains	(0.53)	(0.37)	0.00	0.00	0.00

Total distributions	(1.24)	(1.13)	(0.90)	(0.95)	(0.77)

Net Asset Value, End of Period	$11.45	$12.90	$13.41	$13.29	$12.67

Total Return (%) (b)	(2.17)	4.83	7.98	12.95	4.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80	0.79	0.79	0.79
Net ratio of expenses to average net assets (%) (c)	0.80	0.80	0.79	0.79	0.79
Ratio of net investment income to average net assets (%)	4.28	4.61	5.24	5.51	5.98
Portfolio turnover rate (%)	113 (d)	87	46	47	36
Net assets, end of period (in millions)	$660.0	$761.9	$808.0	$812.6	$780.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.94	$13.45	$13.33	$12.71	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.55	0.62	0.71	0.72	0.78
Net realized and unrealized gain (loss) on investments	(0.74)	0.02	0.32	0.86	(0.18)

Total from investment operations	(0.19)	0.64	1.03	1.58	0.60

Less Distributions
Distributions from net investment income	(0.73)	(0.78)	(0.91)	(0.96)	(0.78)
Distributions from net realized capital gains	(0.53)	(0.37)	0.00	0.00	0.00

Total distributions	(1.26)	(1.15)	(0.91)	(0.96)	(0.78)

Net Asset Value, End of Period	$11.49	$12.94	$13.45	$13.33	$12.71

Total Return (%) (b)	(2.07)	4.90	8.06	13.01	4.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.70	0.69	0.69	0.69
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.69	0.69	0.69
Ratio of net investment income to average net assets (%)	4.38	4.71	5.34	5.61	6.07
Portfolio turnover rate (%)	113 (d)	87	46	47	36
Net assets, end of period (in millions)	$16.6	$19.6	$22.7	$23.9	$24.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 102% for year ended December 31, 2015.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MIST-29

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to convertible preferred stocks, foreign currency transactions, premium amortization adjustments, distribution redesignations, convertible bonds adjustments, adjustments to prior period accumulated balances, real estate investment trust (REIT) adjustments, return of capital adjustments and paydown adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-30

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the

MIST-31

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $23,114,960, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(56,681,401)	$—	$—	$—	$(56,681,401)
Convertible Bonds	(5,524,990)	—	—	—	(5,524,990)
Convertible Preferred Stocks	(6,937,942)	—	—	—	(6,937,942)
Corporate Bonds & Notes	(55,123,205)	—	—	—	(55,123,205)
Foreign Government	(523,054)	—	—	—	(523,054)
Total	$(124,790,592)	$—	$—	$—	$(124,790,592)
Total Borrowings	$(124,790,592)	$—	$—	$—	$(124,790,592)
Gross amount of recognized liabilities for securities lending transactions					$(124,790,592)

MIST-32

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$665,422	Unrealized depreciation on futures contracts (a)	$329,294

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(3,054,164)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$233,619

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$106,857,143
Futures contracts short	(150,558,333)

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-33

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$146,644,528	$1,326,531,384	$194,873,437	$1,439,135,014

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2015 were as follows:

Purchases	Sales
$146,644,528	$183,425,568

The Portfolio engaged in security transactions with other accounts managed by Lord, Abbett & Co. LLC. that amounted to $331,217 in purchases and $19,911,576 in sales of investments, which are included above.

MIST-34

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$6,866,760	0.600%	First $250 million
	0.550%	$250 million to $500 million
	0.500%	$500 million to $1 billion
	0.450%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Lord, Abbett & Co. LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-35

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$79,090,151	$91,288,007	$48,549,900	$31,466,641	$127,640,051	$122,754,648

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$59,611,415	$—	$(58,652,019)	$(15,458,278)	$(14,498,882)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated short term capital losses of $15,458,278.

9. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

10. Subsequent Events

At a meeting held on November 17, 2015, the Board approved the acquisition of the Portfolio by the Metropolitan Series Fund Western Asset Management Strategic Bond Opportunities Portfolio (“Western Asset Management Strategic Bond Opportunities Portfolio”), subject to the approval of shareholders of the Portfolio. On February 26, 2016, the shareholders of the Portfolio will consider the approval of the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the Western Asset Management Strategic Bond Opportunities Portfolio in exchange for shares of the Western Asset Management Strategic Bond Opportunities Portfolio. It is anticipated that the reorganization will close on or about April 29, 2016.

MIST-36

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Lord Abbett Bond Debenture Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Bond Debenture Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-37

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-38

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-39

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-40

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-41

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Lord Abbett Bond Debenture Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Lord, Abbett & Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further noted that the Portfolio outperformed one of its benchmarks, the BoA Merrill Lynch U.S. High Yield Master II Constrained Index, for the one-, three-, and five-year period ended October 31, 2015. The Board also took into account that the Portfolio outperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2015.

At the November Meeting, the Board also approved a proposal to reorganize the Portfolio into the Western Asset Management Strategic Bond Opportunities Portfolio, a series of MSF. The Board noted that the Sub-Adviser is expected to continue to manage the Portfolio until the reorganization is completed, which is expected to occur, if approved by shareholders of the Portfolio, on or about May 1, 2016.

MIST-42

Met Investors Series Trust

Met/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Met/Artisan International Portfolio returned -3.49% and -3.49%, respectively. The Portfolio’s benchmark, the MSCI All Country World (“ACWI”) ex-U.S. Index1, returned -5.66%.

MARKET ENVIRONMENT / CONDITIONS

2015 was a year marked by bouts of volatility on slowing global growth concerns. Global equities sold off in late summer, and again in the last week of the year. Annual performance varied by region. In local currency terms, Japan and Europe were positive, the United States was generally flat and emerging markets landed squarely in the red. The MSCI ACWI ex-U.S. Index was up 1.9% in local currency terms. The strengthening U.S. dollar erased gains for dollar investors and the Index was down -5.7% in U.S. dollar terms.

Diverging central bank policies extended into the last weeks of the year. In December, the United States Federal Reserve (the “Fed”) cited solid household spending and job growth as reasons for raising its target rate by 25 basis points. Though this was the first rate hike in over nine years, it was highly anticipated and almost a non-event. Further, the Fed indicated it would remain accommodative, pointing to a gradual pace of future tightening. In contrast, in December, the European Central Bank further cut its already-negative deposit rate and extended its €60 billion-a-month bond purchases by an additional six months.

Despite lackluster economic growth, Japanese equities led much of the world in 2015, perhaps bolstered by prevailing optimism over Prime Minister Shinzo Abe’s reforms—including massive quantitative easing and a push towards more shareholder-friendly corporate governance. The country dodged another technical recession when third quarter annualized Gross Domestic Product growth was revised higher from -0.8% to 1.0%.

The oil supply glut intensified throughout the year, weighing on companies and countries heavily dependent on commodities. The Organization of Petroleum Exporting Countries (“OPEC”) members stubbornly clung to high outputs while vying for market share against each other and the United States (which for its part lifted its 40-year ban on crude oil exports). Iran went a step further, vowing to ramp oil exports after international sanctions are lifted, presumably in 2016. All told, crude oil prices fell 30% for the year. In turn, energy stocks fell sharply.

A host of factors—including a strong dollar, the start of a Fed tightening cycle, overcapacity in China (a major commodity importer), and geopolitical unrest—all pressured emerging markets equities in 2015. Commodity exporters fared worse, though Chinese markets also ended the year down as the country’s declining manufacturing sector and moves to devalue its yuan added to mounting fears over a potential “hard landing.”

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio held up better than the MSCI ACWI ex-U.S. Index during the year. The Portfolio’s lighter exposure to the weak Energy and Financials sectors was beneficial, as was its heavier exposure to the stronger Health Care and Consumer Discretionary sectors. Relative to the Index, the Portfolio also benefited from its currency exposures—particularly its heavier exposure to the U.S. dollar and lack of exposure to certain sharply depreciating currencies such as the Brazilian real.

The Portfolio’s top individual contributors included Internet company Tencent (China), auto supplier Delphi, and insurance company AIA (Hong Kong). Consolidation across China’s technology sector helped lift Tencent. Further, Tencent has been successfully selling advertising and subscription-based services on its massively popular gaming, social networking and instant messaging platforms—online advertising revenue doubled over the past year. Owing to both favorable demographics trends as well as solid execution, Asian insurance company AIA continues to deliver strong growth in value of new business (a key industry metric). AIA is also expanding margins by optimizing its product mix and improving agent productivity.

Earlier in the year, our research led us to a grouping of secular growth trends in the automotive industry, including 1) technological innovation; 2) improvements in safety features; and 3) heightened emphasis on the environment. The effort served as the backdrop for an early-2015 purchase of Delphi. The company’s diversified product portfolio, with rare exposure to all three mega trends, has supported organic growth in excess of global auto industry production. Further, Delphi has achieved cost advantages through scale, supporting its best-in-class margins.

On the down side, the Portfolio’s Industrials and Consumer Discretionary holdings collectively trailed those of the Index. Individual holdings, such as Internet company Baidu (China), auto maker Porsche Automobile (Germany) and Spanish-language media company Grupo Televisa (Mexico) were notable detractors from performance.

Baidu shares fell sharply in the third quarter 2015 as the company announced a major investment in new verticals that would weigh on margins. Shares later rallied in the fourth quarter 2015 as the company announced an asset swap with online travel company Ctrip (China) that would allow Baidu to divest a loss-making business from its balance sheet and alleviate some margin pressures. Still, fourth-quarter gains were not enough to erase all year-to-date losses.

Grupo Televisa was pressured by viewership fragmentation stemming from a structural shift to pay TV and online formats. Meanwhile, Porsche Automobil fell as a result of Volkswagen’s (Germany) vehicle-rigging scandal (Porsche is a major owner in Volkswagen). We chose to exit our position in favor of other opportunities.

MIST-1

Met Investors Series Trust

Met/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

Portfolio positioning remains focused on our themes, emphasizing what we believe are high-quality companies with sustainable growth characteristics trading at attractive valuations. As of December 31, 2015, the Portfolio’s largest sector overweights relative to the benchmark were Health Care, Consumer Discretionary and Technology—partly reflecting the presence of our demographics and technology themes. The largest sector underweights were Financials and Energy. Within Financials, we maintained a preference for insurance companies, which represented a slight overweight relative to the benchmark; however, we were underweight banks. Historically our process has found limited opportunities in the Energy sector, where, in our view, companies tend to be commodity-driven and lack the necessary characteristics to generate long-term sustainable earnings growth.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
Met/Artisan International Portfolio
Class A	-3.49	-1.86
Class B	-3.49	-4.08
MSCI AC World (ex-U.S.) Index	-5.66	-6.19

1 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Medtronic plc	5.1
Bayer AG	4.4
Baidu, Inc. (ADR)	3.9
AIA Group, Ltd.	3.7
Nestle S.A.	3.0
Roche Holding AG	2.9
Tencent Holdings, Ltd.	2.9
Liberty Global plc - Series C	2.7
Syngenta AG	2.7
Delphi Automotive plc	2.5

Top Countries

% of Net Assets
United Kingdom	21.5
United States	15.0
Switzerland	13.1
Germany	11.9
Japan	9.4
China	6.9
France	5.2
Hong Kong	3.7
Ireland	3.1
Belgium	2.4

MIST-3

Met Investors Series Trust

Met/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.81%	$1,000.00	$927.70	$3.94
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B	Actual	1.06%	$1,000.00	$927.60	$5.15
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—93.2% of Net Assets

Security Description	Shares	Value

Belgium—2.4%
Anheuser-Busch InBev S.A.	53,103	$6,559,549
Telenet Group Holding NV (a)	151,722	8,176,718
UCB S.A.	101,146	9,104,322

		23,840,589

Canada—0.5%
Canadian Pacific Railway, Ltd.	33,774	4,309,562

China—6.9%
Baidu, Inc. (ADR) (a)	202,138	38,212,167
Beijing Enterprises Water Group, Ltd. (a) (b)	2,294,000	1,602,786
Tencent Holdings, Ltd.	1,446,200	28,249,539

		68,064,492

France—5.2%
L’Oreal S.A.	43,691	7,350,600
LVMH Moet Hennessy Louis Vuitton SE	44,756	6,996,556
Orange S.A. (144A)	493,118	8,272,714
Pernod-Ricard S.A.	80,803	9,186,574
Zodiac Aerospace (b)	810,978	19,329,949

		51,136,393

Germany—11.0%
Allianz SE	57,977	10,270,954
Bayer AG	348,851	43,767,298
Beiersdorf AG	162,847	14,814,220
Linde AG	151,637	22,010,614
Vonovia SE	319,335	9,891,308
Wirecard AG (b)	150,688	7,604,384

		108,358,778

Hong Kong—3.7%
AIA Group, Ltd.	6,141,572	36,588,772

India—0.8%
Infosys, Ltd. (ADR)	468,558	7,848,346

Ireland—1.8%
Allegion plc (b)	77,242	5,091,793
Allergan plc (a)	40,078	12,524,375

		17,616,168

Italy—0.6%
Mediaset S.p.A.	1,489,517	6,168,859

Japan—9.4%
IHI Corp.	1,607,000	4,418,382
Japan Tobacco, Inc.	595,592	21,868,436
NGK Insulators, Ltd.	787,000	17,752,449
Olympus Corp.	449,300	17,696,344
Ono Pharmaceutical Co., Ltd. (b)	52,800	9,384,404
Toyota Motor Corp.	352,600	21,642,604

		92,762,619

Mexico—1.6%
Grupo Televisa S.A.B. (ADR)	592,890	16,132,537

Netherlands—2.1%
ASML Holding NV	236,037	21,034,770

South Korea—0.0%
Orion Corp.	115	113,669

Spain—1.4%
Grifols S.A.	137,698	6,339,039
Grifols S.A. (ADR)	241,920	7,838,208

		14,177,247

Sweden—1.0%
Swedbank AB - A Shares	430,626	9,457,499

Switzerland—13.1%
Actelion, Ltd. (a)	109,166	15,021,068
Adecco S.A. (a)	100,985	6,934,011
Nestle S.A.	400,888	29,715,285
Novartis AG	181,489	15,513,062
Roche Holding AG	104,521	28,804,747
Syngenta AG	66,904	26,260,092
TE Connectivity, Ltd.	105,277	6,801,947

		129,050,212

Taiwan—0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	940,000	4,056,172

United Kingdom—21.5%
Aon plc	118,629	10,938,780
Babcock International Group plc	346,213	5,155,520
BT Group plc	1,055,388	7,294,007
Carnival plc	262,081	14,880,314
Croda International plc	173,016	7,711,664
Delphi Automotive plc	286,866	24,593,022
Diageo plc	39,759	1,084,247
Imperial Tobacco Group plc	229,842	12,088,668
InterContinental Hotels Group plc	251,204	9,747,629
International Consolidated Airlines Group S.A.	1,969,430	17,576,867
Johnson Matthey plc	504,137	19,576,613
Liberty Global plc - Class A (a) (b)	398,079	16,862,626
Liberty Global plc - Class C (a) (b)	646,154	26,343,699
Lloyds Banking Group plc	12,031,054	12,949,256
Worldpay Group plc (144A) (a)	1,716,917	7,784,850
WPP plc	768,303	17,684,578

		212,272,340

United States—9.8%
Autoliv, Inc.	95,401	12,051,707
Cognizant Technology Solutions Corp. - Class A (a)	281,900	16,919,638
Medtronic plc	653,620	50,276,450

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Royal Caribbean Cruises, Ltd. (b)	111,059	$11,240,281
WABCO Holdings, Inc. (a) (b)	59,898	6,125,170

		96,613,246

Total Common Stocks (Cost $917,567,977)		919,602,270

Equity Linked Security—1.3%

Ireland—1.3%
Ryanair Holdings plc (HSBC Bank plc), 10/29/18 (c) (Cost $8,317,513)	808,245	13,184,185

Preferred Stock—0.9%

Germany—0.9%
Henkel AG & Co. KGaA (Cost $8,963,150)	80,787	9,005,492

Short-Term Investments—9.7%

Mutual Fund—4.5%
State Street Navigator Securities Lending MET Portfolio (d)	44,173,464	44,173,464

Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $50,976,336 on 01/04/16, collateralized by $52,130,000 Federal Farm Credit Bank at 1.100% due 03/14/18 with a value of $51,997,590.	50,976,166	50,976,166

Total Short-Term Investments (Cost $95,149,630)		95,149,630

Total Investments—105.1% (Cost $1,029,998,270) (e)		1,036,941,577
Other assets and liabilities (net)—(5.1)%		(50,050,074)

Net Assets—100.0%		$986,891,503

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $42,563,588 and the collateral received consisted of cash in the amount of $44,173,464. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(e)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,031,526,522. The aggregate unrealized appreciation and depreciation of investments were $56,171,259 and $(50,756,204), respectively, resulting in net unrealized appreciation of $5,415,055 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $16,057,564, which is 1.6% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Pharmaceuticals	12.1
Media	9.3
Chemicals	7.6
Health Care Equipment & Supplies	6.9
Internet Software & Services	6.7
Insurance	5.8
IT Services	4.1
Auto Components	3.7
Hotels, Restaurants & Leisure	3.6
Banks	3.6

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$23,840,589	$—	$23,840,589
Canada	4,309,562	—	—	4,309,562
China	38,212,167	29,852,325	—	68,064,492
France	—	51,136,393	—	51,136,393
Germany	—	108,358,778	—	108,358,778
Hong Kong	—	36,588,772	—	36,588,772
India	7,848,346	—	—	7,848,346
Ireland	17,616,168	—	—	17,616,168
Italy	—	6,168,859	—	6,168,859
Japan	—	92,762,619	—	92,762,619
Mexico	16,132,537	—	—	16,132,537
Netherlands	—	21,034,770	—	21,034,770
South Korea	—	113,669	—	113,669
Spain	7,838,208	6,339,039	—	14,177,247
Sweden	—	9,457,499	—	9,457,499
Switzerland	6,801,947	122,248,265	—	129,050,212
Taiwan	—	4,056,172	—	4,056,172
United Kingdom	78,738,127	133,534,213	—	212,272,340
United States	84,561,539	12,051,707	—	96,613,246
Total Common Stocks	262,058,601	657,543,669	—	919,602,270
Total Equity Linked Security*	13,184,185	—	—	13,184,185
Total Preferred Stock*	—	9,005,492	—	9,005,492
Short-Term Investments
Mutual Fund	44,173,464	—	—	44,173,464
Repurchase Agreement	—	50,976,166	—	50,976,166
Total Short-Term Investments	44,173,464	50,976,166	—	95,149,630
Total Investments	$319,416,250	$717,525,327	$—	$1,036,941,577

Collateral for Securities Loaned (Liability)	$—	$(44,173,464)	$—	$(44,173,464)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,036,941,577
Cash denominated in foreign currencies (c)	136,855
Receivable for:
Investments sold	1,699,209
Fund shares sold	71
Dividends and interest	1,690,611
Prepaid expenses	2,855

Total Assets	1,040,471,178
Liabilities
Collateral for securities loaned	44,173,464
Payables for:
Investments purchased	8,521,629
Accrued Expenses:
Management fees	630,094
Distribution and service fees	26
Deferred trustees’ fees	28,671
Other expenses	225,791

Total Liabilities	53,579,675

Net Assets	$986,891,503

Net Assets Consist of:
Paid in surplus	$1,027,588,834
Undistributed net investment income	9,182,103
Accumulated net realized loss	(56,720,905)
Unrealized appreciation on investments and foreign currency transactions	6,841,471

Net Assets	$986,891,503

Net Assets
Class A	$986,767,422
Class B	124,081
Capital Shares Outstanding*
Class A	102,593,395
Class B	12,913
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.62
Class B	9.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,029,998,270.
(b)	Includes securities loaned at value of $42,563,588.
(c)	Identified cost of cash denominated in foreign currencies was $137,575.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$16,553,071
Securities lending income	362,649

Total investment income	16,915,720
Expenses
Management fees	7,595,587
Administration fees	24,668
Custodian and accounting fees	388,798
Distribution and service fees—Class B	152
Audit and tax services	55,160
Legal	29,356
Trustees’ fees and expenses	35,173
Shareholder reporting	37,401
Insurance	6,534
Miscellaneous	10,097

Total expenses	8,182,926
Less broker commission recapture	(1,970)

Net expenses	8,180,956

Net Investment Income	8,734,764

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(33,791,249)
Foreign currency transactions	(211,707)

Net realized loss	(34,002,956)

Net change in unrealized depreciation on:
Investments	(11,947,418)
Foreign currency transactions	(47,629)

Net change in unrealized depreciation	(11,995,047)

Net realized and unrealized loss	(45,998,003)

Net Decrease in Net Assets From Operations	$(37,263,239)

(a)	Net of foreign withholding taxes of $1,430,348.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Artisan International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,734,764	$5,704,246
Net realized loss	(34,002,956)	(20,224,307)
Net change in unrealized appreciation (depreciation)	(11,995,047)	18,836,518

Increase (decrease) in net assets from operations	(37,263,239)	4,316,457

From Distributions to Shareholders
Net investment income
Class A	(7,750,139)	0
Class B	(410)	0

Total distributions	(7,750,549)	0

Increase in net assets from capital share transactions	57,069,562	970,519,272

Total increase in net assets	12,055,774	974,835,729

Net Assets
Beginning of period	974,835,729	—

End of period	$986,891,503	$974,835,729

Undistributed net investment income
End of period	$9,182,103	$7,651,431

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Period Ended December 31, 2014
	Shares	Value	Shares	Value
Class A (a)
Sales	7,982,205	$83,222,953	98,371,303	$983,894,348
Reinvestments	732,527	7,750,139	0	0
Redemptions	(3,176,333)	(34,031,445)	(1,316,307)	(13,376,076)

Net increase	5,538,399	$56,941,647	97,054,996	$970,518,272

Class B (b)
Sales	13,822	$137,371	98	$1,000
Reinvestments	39	410	0	0
Redemptions	(1,046)	(9,866)	0	0

Net increase	12,815	$127,915	98	$1,000

Increase derived from capital shares transactions		$57,069,562		$970,519,272

(a)	Commencement of operations of Class A was April 29, 2014.
(b)	Commencement of operations of Class B was November 12, 2014.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014(a)
Net Asset Value, Beginning of Period	$10.04	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.09	0.06
Net realized and unrealized loss on investments	(0.43)	(0.02)

Total from investment operations	(0.34)	0.04

Less Distributions
Distributions from net investment income	(0.08)	0.00

Total distributions	(0.08)	0.00

Net Asset Value, End of Period	$9.62	$10.04

Total Return (%) (c)	(3.49)	0.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	0.83	(e)

Ratio of net investment income to average net assets (%)	0.86	0.86	(e)
Portfolio turnover rate (%)	49	33	(d)
Net assets, end of period (in millions)	$986.8	$974.8

	Class B
	Year Ended December 31,
	2015	2014(f)
Net Asset Value, Beginning of Period	$10.03	$10.15

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.05	(0.00	)(g)
Net realized and unrealized loss on investments	(0.39)	(0.12)

Total from investment operations	(0.34)	(0.12)

Less Distributions
Distributions from net investment income	(0.08)	0.00

Total distributions	(0.08)	0.00

Net Asset Value, End of Period	$9.61	$10.03

Total Return (%) (c)	(3.49)	(1.18	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.06	1.29	(e)
Ratio of net investment income (loss) to average net assets (%)	0.50	(0.04	)(e)
Portfolio turnover rate (%)	49	33	(d)
Net assets, end of period (in millions)	$0.1	$0.0	(h)

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Commencement of operations of Class B was November 12, 2014.
(g)	Net investment loss was less than $0.01.
(h)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

MIST-12

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $50,976,166, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

MIST-13

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$516,407,499	$0	$474,169,259

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $7,595,587.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-14

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$7,750,549	$—	$—	$—	$7,750,549	$—

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$9,259,384	$—	$5,310,508	$(55,238,551)	$(40,668,659)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

At December 31, 2015, the Portfolio had short-term accumulated capital losses of $48,664,640 and long-term accumulated capital losses of $6,573,911.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-15

Met Investors Series Trust

Met/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Artisan International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan International Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2015 and for the period April 29, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Artisan International Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended December 31, 2015 and for the period April 29, 2014 (commencement of operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-16

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-17

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser.

Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-19

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those

MIST-20

Met Investors Series Trust

Met/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Artisan International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year and since-inception (beginning April 29, 2014) periods ended June 30, 2015. In addition, the Board considered that the Portfolio outperformed its benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-year and since-inception periods ended October 31, 2015. The Board also noted that the Portfolio commenced operations on April 29, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned -0.66% and -0.83%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned -0.69%.

MARKET ENVIRONMENT / CONDITIONS

During calendar year 2015, the U.S. floating-rate loan market experienced broadly declining loan prices that were only partially offset by interest income. As a result, the S&P/LSTA Leveraged Loan Index, a loan market barometer, returned -0.69% for the 12-month period.

The period was dominated by risk-averse sentiment among investors. Slowing growth in China, declining prices for oil and other commodities, weakness in the global economic recovery and uncertainty around the Federal Reserve’s expected rate hike all dragged on returns of most asset classes across the capital markets, including floating-rate loans.

Loan prices edged lower as retail investors exited loan mutual funds. Further downward pressure on loan prices came from high-yield bond funds that sold floating-rate loan holdings to cover redemptions. Meanwhile, institutional loan investors generally stayed the course, with strong demand exhibited in both collateralized loan obligations and traditional institutional channels.

Performance trends within the loan market were bifurcated in a number of ways during the period. Of note, larger and more actively traded loans underperformed less liquid loans, resulting from selling pressure in retail products. Loans in industries affected by declining commodity prices including Oil & Gas, Metals & Mining, and Utilities were among the worst-performing industries during the period. Meanwhile, investor preference for quality showcased itself in credit tier performance, with higher-quality loans generally outperforming lower-rated issues.

With the U.S. economy continuing its uneven but gradual recovery, healthy corporate fundamentals kept the default rate fairly benign during the period. The trailing-twelve-month default rate, a measure of corporate health and credit risk in the market, was 1.54% by principal amount, below the market’s 10-year average of 2.59%, according to Standard & Poor’s Leveraged Commentary & Data.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s return was in line with its benchmark over the reporting period, returning -0.66% versus -0.69%. In an environment marked by heightened volatility and risk aversion by retail investors, more widely held and actively traded issues took the brunt of selling pressure from investors exiting the asset class. As these loans tend to be issued by larger and more durable companies, which the Portfolio has tended to favor, positioning in larger loans was a relative detractor to performance versus the Index. By way of example, the S&P/LSTA Leveraged Loan 100 Index, a barometer of the largest loans within the Index, returned -2.75% for the one-year period, well below the -0.69% broader Index return.

Contributing to relative performance results was the Portfolio’s quality positioning. Looking across ratings tiers for the 12-month period, BB-rated loans in the Index returned 2.23%, B-rated loans in the Index returned -0.82%, CCC-rated loans in the Index returned -8.43%, and defaulted loans in the Index returned -42.86%. The negative performance of the defaulted loan category was due in large part to the continued decline of the defaulted loan issued by Energy Future Holdings (“EFH”), a major component of the Index that was not held by the Portfolio. The Portfolio’s overweight to BB-rated loans and underexposure to the CCC-rated loan and defaulted loan categories benefited relative performance during the period. The Portfolio’s avoidance of the defaulted EFH loan in particular was the largest individual contributor to performance versus the Index during the period.

The Portfolio employs a rigorous, bottom-up credit research process where loan selection drives portfolio performance. That said, looking at the impact of performance results by industry, the Portfolio benefited from underweight exposures to the underperforming Oil & Gas and Utilities industries. Modestly detracting from relative performance were underweight exposures to the Lodging & Casinos and Surface Transport industries.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The Portfolio held 412 issuer positions across 36 industries as of December 31, 2015. As of the end of the calendar year 2015, the Portfolio maintained a sizeable overweight position in BB-rated loans versus the benchmark (45.4% vs. 37.9%) and minimal exposure to the more distressed loan categories rated below B (1.6% vs. 4.9%). The Portfolio’s higher quality positioning was also exhibited in its average loan price of $93.21 vs. a $91.26 average loan price for the Index as of December 31, 2015.

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset

MIST-1

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*—(Continued)

their coupons every 61 days on average as of December 31, 2015, resulting in a portfolio duration of roughly 0.17 years for the period.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[2]
Met/Eaton Vance Floating Rate Portfolio
Class A	-0.66	2.83	3.09
Class B	-0.83	2.58	2.84
S&P/LSTA Leveraged Loan Index	-0.69	3.41	3.68

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Ten Largest Industries as of December 31, 2015 (Unaudited)

% of Net Assets
Retail	6.5
Healthcare-Services	6.2
Commercial Services	5.7
Chemicals	5.6
Software	5.5
Food	5.2
Media	4.9
Telecommunications	4.5
Diversified Financial Services	3.2
Healthcare Products	2.9

MIST-3

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.67%	$1,000.00	$973.30	$3.33
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B	Actual	0.92%	$1,000.00	$972.20	$4.57
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—94.1% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
inVentiv Health, Inc.
Incremental Term Loan B3, 7.750%, 05/15/18	1,543,450	$1,522,872
Term Loan B4, 7.750%, 05/15/18	1,681,243	1,658,827

		3,181,699

Aerospace/Defense—2.1%
BE Aerospace, Inc.
Term Loan B, 4.000%, 12/16/21	938,182	940,234
Flying Fortress, Inc.
Term Loan, 3.500%, 04/30/20	2,729,167	2,722,911
Silver II U.S. Holdings LLC
Term Loan, 4.000%, 12/13/19	5,335,643	4,566,420
TransDigm, Inc.
Term Loan C, 3.750%, 02/28/20	7,690,746	7,529,456
Term Loan D, 3.750%, 06/04/21	1,773,000	1,731,260

		17,490,281

Auto Components—1.0%
CS Intermediate Holdco 2 LLC
Term Loan B, 4.000%, 04/04/21	689,500	680,594
Dayco Products LLC
Term Loan B, 5.250%, 12/12/19	987,437	979,414
Federal-Mogul Holdings Corp.
Term Loan C, 4.750%, 04/15/21	4,246,250	3,755,808
MPG Holdco I, Inc.
Term Loan B, 3.750%, 10/20/21	2,587,555	2,533,494
Visteon Corp.
Delayed Draw Term Loan B, 3.500%, 04/09/21	685,417	680,811

		8,630,121

Auto Manufacturers—1.1%
Chrysler Group LLC
Term Loan B, 3.250%, 12/31/18	4,200,188	4,169,211
Term Loan B, 3.500%, 05/24/17	4,718,824	4,710,448

		8,879,659

Auto Parts & Equipment—1.0%
Affinia Group Intermediate Holdings, Inc.
Term Loan B2, 4.750%, 04/27/20	365,896	366,239
Goodyear Tire & Rubber Co. (The)
2nd Lien Term Loan, 3.750%, 04/30/19	3,650,000	3,657,574
Horizon Global Corp.
Term Loan B, 7.000%, 06/30/21	487,500	470,437
Schaeffler AG
Term Loan B, 4.250%, 05/15/20	346,923	347,964
TI Group Automotive Systems LLC
Term Loan, 4.500%, 06/30/22	1,695,750	1,661,835
Tower Automotive Holdings USA LLC
Term Loan, 4.000%, 04/23/20	1,430,479	1,373,260

		7,877,309

Beverages—0.1%
Flavors Holdings, Inc.
1st Lien Term Loan, 6.750%, 04/03/20	750,000	671,250

Biotechnology—0.1%
AMAG Pharmaceuticals, Inc.
1st Lien Term Loan, 4.750%, 08/13/21	1,061,563	1,025,071

Building Materials—0.3%
CPG International, Inc.
Term Loan, 4.750%, 09/30/20	610,938	577,336
Quikrete Holdings, Inc.
1st Lien Term Loan, 4.000%, 09/28/20	945,346	937,370
Summit Materials Cos. I LLC
Term Loan B, 4.250%, 07/17/22	621,875	616,239
Tank Holding Corp.
Term Loan, 5.250%, 03/16/22	722,842	712,903

		2,843,848

Capital Markets—1.2%
Armor Holding II LLC
1st Lien Term Loan, 5.750%, 06/26/20	2,132,358	2,072,385
Corporate Capital Trust, Inc.
Term Loan B, 4.000%, 05/15/19	1,155,000	1,141,256
Guggenheim Partners LLC
Term Loan, 4.250%, 07/22/20	1,718,268	1,711,108
Medley LLC
Term Loan, 6.500%, 06/15/19 (b)	496,591	504,040
NXT Capital, Inc.
6.250%, 09/04/18	792,662	792,642
Term Loan B, 6.250%, 09/04/18	733,125	733,107
RCS Capital Corp.
1st Lien Term Loan, 7.500%, 04/29/19 (b)	2,661,690	1,863,183
Salient Partners L.P.
Term Loan, 7.500%, 05/19/21	788,000	764,360
Sheridan Investment Partners II L.P.
Term Loan A, 4.250%, 12/16/20	100,156	58,341
Term Loan B, 4.250%, 12/16/20	719,991	419,395
Term Loan M, 4.250%, 12/16/20	37,353	21,758

		10,081,575

Chemicals—5.6%
Allnex (Luxembourg) & Cy SCA
Term Loan B1, 4.500%, 10/03/19	915,979	914,834
Allnex USA, Inc.
Term Loan B2, 4.500%, 10/03/19	475,258	474,664
Aruba Investments, Inc.
Term Loan B, 4.500%, 02/02/22	299,985	295,673
Axalta Coating Systems U.S. Holdings, Inc.
Term Loan, 3.750%, 02/01/20	4,462,418	4,432,935
AZ Chem U.S., Inc.
1st Lien Term Loan, 4.500%, 06/12/21	1,130,507	1,129,329
Chemours Co. (The)
Term Loan B, 3.750%, 05/12/22	3,731,250	3,432,750
ECO Services Operations LLC
Term Loan B, 4.750%, 12/04/21	396,000	391,917
Emerald Performance Materials LLC
1st Lien Term Loan, 4.500%, 08/01/21	484,659	477,086
Flint Group GmbH
Term Loan C, 4.500%, 09/07/21	140,087	136,848

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Flint Group U.S. LLC
1st Lien Term Loan B2, 4.500%, 09/07/21	847,413	$820,578
Gemini HDPE LLC
Term Loan B, 4.750%, 08/07/21	1,434,365	1,425,400
Huntsman International LLC
Incremental Term Loan, 3.750%, 10/01/21	2,029,500	2,016,816
Ineos U.S. Finance LLC
Term Loan, 3.750%, 05/04/18	6,556,311	6,400,599
Term Loan, 4.250%, 03/31/22	694,747	672,416
Kronos Worldwide, Inc.
Term Loan, 4.000%, 02/18/20	319,313	290,308
MacDermid, Inc.
1st Lien Term Loan, 5.500%, 06/07/20	2,286,313	2,218,200
Term Loan B2, 5.500%, 06/07/20	594,000	575,438
Term Loan B3, 5.500%, 06/07/20	523,688	508,370
Minerals Technologies, Inc.
Term Loan B1, 3.768%, 05/09/21	1,332,212	1,335,542
Omnova Solutions, Inc.
Term Loan B1, 4.250%, 05/31/18	1,736,131	1,713,344
Orion Engineered Carbons GmbH
Term Loan, 5.000%, 07/25/21	524,454	527,076
OXEA Finance LLC
Term Loan B2, 4.250%, 01/15/20	2,131,500	2,059,562
PolyOne Corp.
Term Loan B, 3.750%, 11/11/22	475,000	474,406
PQ Corp.
Term Loan, 4.000%, 08/07/17	1,816,810	1,805,455
Sonneborn LLC
Term Loan, 4.750%, 12/10/20	378,675	377,018
Sonneborn Refined Products B.V.
Term Loan, 4.750%, 12/10/20	66,825	66,533
Tata Chemicals North America, Inc.
Term Loan B, 3.750%, 08/07/20	1,042,144	1,016,403
Trinseo Materials Operating SCA
Term Loan B, 4.250%, 11/05/21	1,318,375	1,301,895
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.500%, 03/19/20	4,458,083	3,976,052
Unifrax Corp.
Term Loan, 4.250%, 11/28/18	221,702	213,942
Univar, Inc.
Term Loan, 4.250%, 07/01/22	3,266,813	3,173,182
VAT Lux III S.a.r.l.
Term Loan, 4.250%, 02/11/21	1,631,228	1,613,896

		46,268,467

Coal—0.5%
Alpha Natural Resources LLC
Term Loan, 10.000%, 01/31/17	425,000	405,875
Term Loan B, 3.500%, 05/22/20	2,712,563	1,218,394
Arch Coal, Inc.
Term Loan B, 6.250%, 05/16/18	2,751,676	1,270,358
Murray Energy Corp.
Term Loan B1, 7.000%, 04/16/17	298,327	239,780
Term Loan B2, 7.500%, 04/16/20	1,865,459	1,202,288

		4,336,695

Commercial Services—5.7%
Acosta Holdco, Inc.
Term Loan, 4.250%, 09/26/21	3,814,084	3,646,264
Albany Molecular Research, Inc.
Term Loan B, 5.750%, 07/16/21	698,250	694,759
BakerCorp International, Inc.
Term Loan, 4.250%, 02/14/20	727,911	633,283
Brickman Group, Ltd. LLC
1st Lien Term Loan, 4.000%, 12/18/20	882,034	857,158
Bright Horizons Family Solutions, Inc.
Term Loan B, 4.000%, 01/30/20	1,458,647	1,458,511
Ceridian LLC
Term Loan, 4.500%, 09/15/20	599,749	515,035
Education Management LLC
Term Loan A, 5.500%, 07/02/20 (b) (c)	259,470	119,304
Term Loan B, 2.000%, 07/02/20 (b) (c)	454,280	112,207
Garda World Security Corp.
Delayed Draw Term Loan, 4.004%, 11/06/20	721,676	691,682
Term Loan B, 4.004%, 11/06/20	3,393,179	3,252,152
Hertz Corp. (The)
Term Loan B, 3.750%, 03/11/18	1,746,000	1,744,181
Term Loan B2, 3.000%, 03/11/18	2,477,930	2,456,248
IAP Worldwide Services, Inc.
2nd Lien Term Loan, 8.000%, 07/18/19 (b)	338,041	270,433
Revolver, 07/18/18 (b) (d)	248,024	222,849
IPC Corp.
Term Loan B, 5.500%, 08/06/21	1,687,250	1,594,451
Jaguar Holding Co. II
Term Loan B, 4.250%, 08/18/22	4,402,875	4,289,501
KAR Auction Services, Inc.
Term Loan B2, 3.500%, 03/11/21	4,606,065	4,603,187
Laureate Education, Inc.
Term Loan B, 5.000%, 06/15/18	3,704,419	3,111,712
Live Nation Entertainment, Inc.
Term Loan B1, 3.500%, 08/16/20	2,662,339	2,660,121
McGraw-Hill Global Education Holdings LLC
Term Loan B, 4.750%, 03/22/19	665,907	658,415
Merrill Communications LLC
Term Loan, 6.250%, 06/01/22	621,262	568,455
Monitronics International, Inc.
Term Loan B, 4.250%, 03/23/18	957,254	930,929
Term Loan B1, 4.500%, 04/02/22	1,215,813	1,164,140
Rent-A-Center, Inc.
Term Loan B, 3.750%, 03/19/21	540,375	507,953
ServiceMaster Co.
Term Loan B, 4.250%, 07/01/21	2,394,688	2,379,721
SGS Cayman L.P.
Term Loan B, 6.000%, 04/23/21	200,448	199,947
SunEdison Semiconductor B.V.
1st Lien Term Loan, 6.500%, 05/27/19	675,755	668,998
Truven Health Analytics, Inc.
Term Loan B, 4.500%, 06/06/19	1,572,391	1,509,495
Weight Watchers International, Inc.
Term Loan B2, 4.000%, 04/02/20	6,977,688	5,137,322

		46,658,413

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Computers—0.5%
Dell, Inc.
Term Loan C, 3.750%, 10/29/18	814,581	$813,223
SkillSoft Corp.
1st Lien Term Loan, 5.750%, 04/28/21	2,221,875	1,733,063
Smart Technologies ULC
Term Loan, 10.500%, 01/31/18 (b)	519,531	502,543
TNS, Inc.
1st Lien Term Loan, 5.000%, 02/14/20	924,547	912,990

		3,961,819

Construction Materials—0.2%
Fairmount Santrol, Inc.
Term Loan B1, 3.875%, 03/15/17	391,000	276,632
Term Loan B2, 4.500%, 09/05/19	1,979,438	992,193
Headwaters, Inc.
Term Loan B, 4.500%, 03/24/22	199,000	199,415

		1,468,240

Cosmetics/Personal Care—0.4%
Coty, Inc.
Term Loan B, 3.750%, 10/27/22	825,000	825,516
Galleria Co.
Term Loan B, 10/22/22 (d)	1,675,000	1,663,484
Revlon Consumer Products Corp.
Term Loan, 4.000%, 10/08/19	1,154,853	1,151,605

		3,640,605

Distribution/Wholesale—0.2%
ABC Supply Co., Inc.
Term Loan, 3.500%, 04/16/20	1,363,563	1,352,654

Distributors—0.0%
PFS Holding Corp.
1st Lien Term Loan, 4.500%, 01/31/21	245,625	222,291

Diversified Consumer Services—0.2%
Knowledge Universe Education LLC
1st Lien Term Loan, 6.000%, 07/28/22	1,122,188	1,094,133
WASH Multifamily Laundry Systems LLC
1st Lien Term Loan, 4.250%, 05/14/22	298,500	291,597

		1,385,730

Diversified Financial Services—3.2%
AlixPartners LLP
Term Loan B, 4.500%, 07/28/22	598,500	594,759
Altisource Solutions S.a.r.l.
Term Loan B, 4.500%, 12/09/20	1,441,446	1,261,266
Astro AB Borrower, Inc.
1st Lien Term Loan, 5.500%, 04/30/22	323,375	320,343
Citco Funding LLC
Term Loan, 4.250%, 06/29/18	2,396,241	2,383,260
Clipper Acquisitions Corp.
Term Loan B, 3.000%, 02/06/20	1,481,987	1,452,347

Diversified Financial Services—(Continued)
Delos Finance S.a.r.l.
Term Loan B, 3.500%, 03/06/21	2,675,000	2,668,647
Grosvenor Capital Management Holdings LLP
Term Loan B, 3.750%, 01/04/21	3,955,909	3,817,453
Hamilton Lane Advisors LLC
Term Loan B, 4.250%, 07/09/22	523,688	521,069
Harbourvest Partners LLC
Term Loan, 3.250%, 02/04/21	761,122	757,316
La Frontera Generation LLC
Term Loan, 4.500%, 09/30/20	2,726,404	2,592,355
LPL Holdings, Inc.
Extended Term Loan B, 4.250%, 03/29/21	3,385,687	3,360,295
MIP Delaware LLC
Term Loan B1, 4.000%, 03/09/20	391,785	389,337
Nord Anglia Education Finance LLC
Term Loan, 5.000%, 03/31/21	2,177,179	2,122,750
Ocwen Financial Corp.
Term Loan, 5.500%, 02/15/18	678,186	678,398
PGX Holdings, Inc.
1st Lien Term Loan, 5.750%, 09/29/20	546,763	544,030
Walker & Dunlop, Inc.
Term Loan B, 5.250%, 12/11/20	673,723	675,408
Walter Investment Management Corp.
Term Loan, 4.750%, 12/19/20	2,148,888	1,861,474

		26,000,507

Electric—2.4%
Calpine Construction Finance Co. L.P.
Term Loan B1, 3.000%, 05/03/20	999,375	948,574
Term Loan B2, 3.250%, 01/31/22	1,002,498	953,208
Calpine Corp.
Delayed Draw Term Loan, 4.000%, 10/30/20	367,500	359,231
Term Loan B3, 4.000%, 10/09/19	774,000	758,681
Term Loan B5, 3.500%, 05/27/22	3,208,875	3,057,458
Dynegy Holdings, Inc.
Term Loan B2, 4.000%, 04/23/20	3,972,355	3,850,702
EFS Cogen Holdings I LLC
Term Loan B, 3.750%, 12/17/20	460,477	447,238
Energy Future Intermediate Holding Co. LLC
Term Loan, 4.250%, 06/19/16	1,725,000	1,722,035
Granite Acquisition, Inc.
Term Loan B, 5.000%, 12/19/21	2,465,517	2,215,883
Term Loan C, 5.000%, 12/19/21	109,579	98,484
Invenergy Thermal Operating I LLC
Term Loan B, 6.500%, 10/07/22	174,563	169,325
Longview Power LLC
Term Loan B, 7.000%, 04/13/21	1,268,625	1,110,047
NRG Energy, Inc.
Term Loan B, 2.750%, 07/02/18	3,965,247	3,872,314

		19,563,180

Electrical Components & Equipment—1.3%
Dell International LLC
Term Loan B2, 4.000%, 04/29/20	5,994,875	5,966,148

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electrical Components & Equipment—(Continued)
Electrical Components International, Inc.
Term Loan B, 5.750%, 05/28/21	839,736	$834,488
Orbotech, Inc.
Term Loan B, 5.000%, 08/06/20	359,452	354,060
Pelican Products, Inc.
Term Loan, 5.250%, 04/10/20	1,593,249	1,567,358
Zebra Technologies Corp.
Term Loan B, 4.750%, 10/27/21	1,965,625	1,970,386

		10,692,440

Electronics—1.6%
CDW LLC
Term Loan, 3.250%, 04/29/20	3,234,319	3,162,896
CompuCom Systems, Inc.
Term Loan B, 4.250%, 05/11/20	2,136,502	1,367,361
EIG Investors Corp.
Term Loan, 5.000%, 11/09/19	4,848,400	4,736,281
Excelitas Technologies Corp.
1st Lien Term Loan, 6.000%, 10/31/20	1,813,374	1,620,702
Fender Musical Instruments Corp.
Term Loan B, 5.750%, 04/03/19	251,750	249,151
Sensus USA, Inc.
1st Lien Term Loan, 4.500%, 05/09/17	2,042,372	1,996,419

		13,132,810

Energy Equipment & Services—0.4%
EnergySolutions LLC
Term Loan, 6.750%, 05/29/20	797,179	617,814
Floatel International, Ltd.
Term Loan B, 6.000%, 06/27/20	1,031,625	466,810
Seadrill Partners Finco LLC
Term Loan B, 4.000%, 02/21/21	3,848,588	1,592,353
Seventy Seven Operating LLC
Term Loan B, 3.750%, 06/25/21	492,500	361,577

		3,038,554

Engineering & Construction—0.1%
Brock Holdings III, Inc.
Term Loan B, 6.000%, 03/16/17	786,256	734,658

Entertainment—1.8%
Affinity Gaming LLC
Term Loan B, 5.250%, 11/09/17	388,333	388,818
Amaya Holdings B.V.
1st Lien Term Loan, 5.000%, 08/01/21	4,007,418	3,753,616
CDS U.S. Intermediate Holdings, Inc.
1st Lien Term Loan, 5.000%, 07/08/22	423,938	401,151
National CineMedia LLC
Term Loan, 3.180%, 11/26/19	500,000	496,875
Pinnacle Entertainment, Inc.
Term Loan B2, 3.750%, 08/13/20	267,903	267,505
Scientific Games International, Inc.
Term Loan B1, 6.000%, 10/18/20	3,479,000	3,208,508
Term Loan B2, 6.000%, 10/01/21	866,250	793,701

Entertainment—(Continued)
SeaWorld Parks & Entertainment, Inc.
Term Loan B2, 3.000%, 05/14/20	2,907,276	2,731,023
Seminole Hard Rock Entertainment, Inc.
Term Loan B, 3.500%, 05/14/20	268,125	263,433
WMG Acquisition Corp.
Term Loan, 3.750%, 07/01/20	2,350,415	2,234,069

		14,538,699

Environmental Control—0.2%
Darling International, Inc.
Term Loan B, 3.250%, 01/06/21	736,875	722,138
Tervita Corp.
Term Loan, 6.250%, 05/15/18	1,531,736	1,192,200

		1,914,338

Food—5.2%
AdvancePierre Foods, Inc.
Term Loan, 5.750%, 07/10/17	3,198,852	3,198,052
Albertson’s LLC
Term Loan B2, 5.500%, 03/21/19	2,174,586	2,166,582
Term Loan B3, 5.125%, 08/25/19	3,104,063	3,078,842
Term Loan B4, 5.500%, 08/25/21	1,092,247	1,084,738
Aramark Services, Inc.
Extended Synthetic LOC 2, 3.693%, 07/26/16	35,838	35,322
Extended Synthetic LOC 3, 3.701%, 07/26/16	37,189	36,829
Blue Buffalo Co., Ltd.
Term Loan B3, 3.750%, 08/08/19	1,209,679	1,206,655
Centerplate, Inc.
Term Loan A, 4.754%, 11/26/19	463,003	459,531
Charger OpCo B.V.
Term Loan B1, 4.250%, 07/02/22	2,109,754	2,097,886
Clearwater Seafoods L.P.
Term Loan B, 4.750%, 06/26/19	426,723	425,478
Del Monte Foods, Inc.
1st Lien Term Loan, 4.255%, 02/18/21	1,502,015	1,446,941
Diamond Foods, Inc.
Term Loan, 4.250%, 08/20/18	1,176,742	1,175,087
Dole Food Co., Inc.
Term Loan B, 4.500%, 11/01/18	2,657,043	2,643,758
High Liner Foods, Inc.
Term Loan B, 4.250%, 04/24/21	859,688	848,941
JBS USA LLC
Incremental Term Loan, 3.750%, 09/18/20	1,564,000	1,555,202
Term Loan, 3.750%, 05/25/18	4,960,810	4,943,760
Term Loan B, 4.000%, 10/30/22	675,000	665,499
NPC International, Inc.
Term Loan B, 4.750%, 12/28/18	2,078,363	2,060,177
Pinnacle Foods Finance LLC
Incremental Term Loan H, 3.000%, 04/29/20	684,250	674,842
Post Holdings, Inc.
Incremental Term Loan, 3.750%, 06/02/21	259,944	259,835
Supervalu, Inc.
Term Loan B, 4.500%, 03/21/19	8,563,488	8,463,132

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
U.S. Foods, Inc.
Term Loan, 4.500%, 03/31/19	4,779,944	$4,741,107

		43,268,196

Hand/Machine Tools—0.3%
Apex Tool Group LLC
Term Loan B, 4.500%, 01/31/20	1,660,599	1,588,640
Milacron LLC
Term Loan B, 4.500%, 09/28/20	1,155,479	1,146,091

		2,734,731

Healthcare-Products—2.9%
Alere, Inc.
Term Loan B, 4.250%, 06/18/22	1,622,715	1,611,123
BSN Medical, Inc.
Term Loan B1B, 4.000%, 08/28/19	544,144	535,981
CeramTec Acquisition Corp.
Term Loan B2, 4.250%, 08/30/20	30,959	30,778
CHG Healthcare Services, Inc.
Term Loan, 4.250%, 11/19/19	1,146,272	1,127,645
Convatec, Inc.
Term Loan, 4.250%, 06/15/20	2,978,022	2,936,455
DJO Finance LLC
Term Loan, 4.250%, 06/08/20	3,449,731	3,360,614
Faenza Acquisition GmbH
Term Loan B1, 4.250%, 08/30/20	297,166	295,433
Term Loan B3, 4.250%, 08/30/20	90,429	89,902
Greatbatch, Ltd.
Term Loan B, 5.250%, 10/27/22	925,000	920,086
Halyard Health, Inc.
Term Loan B, 4.000%, 11/01/21	586,774	586,187
Hill-Rom Holdings, Inc.
Term Loan B, 3.500%, 09/08/22	1,385,813	1,387,536
Kinetic Concepts, Inc.
Term Loan E1, 4.500%, 05/04/18	4,764,327	4,593,607
Mallinckrodt International Finance S.A.
Incremental Term Loan B1, 3.500%, 03/19/21	1,110,938	1,088,024
Term Loan B, 3.250%, 03/19/21	1,645,688	1,600,431
New Millennium HoldCo, Inc.
Term Loan, 7.500%, 12/21/20 (b)	1,081,690	989,855
Physio-Control International, Inc.
1st Lien Term Loan, 5.500%, 06/06/22	450,000	442,688
Sage Products Holdings III LLC
Term Loan B, 4.250%, 12/13/19	1,039,591	1,028,329
Sterigenics-Nordion Holdings LLC
Term Loan B, 4.250%, 05/15/22	723,188	705,108
Tecomet, Inc.
1st Lien Term Loan, 5.750%, 12/05/21	1,089,000	1,001,880

		24,331,662

Healthcare-Services—6.2%
Acadia Healthcare Co., Inc.
Term Loan B, 4.250%, 02/11/22	247,500	248,119

Healthcare-Services—(Continued)
ADMI Corp.
Term Loan B, 5.500%, 04/30/22	323,375	323,510
Alliance Healthcare Services, Inc.
Term Loan B, 4.250%, 06/03/19	1,156,815	1,104,758
Ardent Legacy Acquisitions, Inc.
Term Loan B, 6.500%, 07/21/21	498,750	496,256
ATI Holdings, Inc.
Term Loan, 5.250%, 12/20/19	412,618	410,297
CareCore National LLC
Term Loan B, 5.500%, 03/05/21	444,347	379,917
Community Health Systems, Inc.
Term Loan F, 3.657%, 12/31/18	1,997,908	1,972,577
Term Loan G, 3.750%, 12/31/19	2,791,861	2,725,990
Term Loan H, 4.000%, 01/27/21	5,136,950	5,055,082
Concentra, Inc.
1st Lien Term Loan, 4.005%, 06/01/22	298,500	297,008
CPI Buyer LLC
1st Lien Term Loan, 5.500%, 08/18/21	1,012,190	974,233
DaVita HealthCare Partners, Inc.
Term Loan B, 3.500%, 06/24/21	3,152,000	3,142,528
Emdeon Business Services LLC
Term Loan B2, 3.750%, 11/02/18	2,371,936	2,333,392
Envision Healthcare Corp.
Term Loan, 4.250%, 05/25/18	6,755,896	6,734,784
Iasis Healthcare LLC
Term Loan B2, 4.500%, 05/03/18	1,498,614	1,473,887
IMS Health, Inc.
Term Loan, 3.500%, 03/17/21	3,141,624	3,057,846
Kindred Healthcare, Inc.
Term Loan, 4.250%, 04/09/21	1,600,625	1,544,603
LHP Hospital Group, Inc.
Term Loan, 9.000%, 07/03/18	743,126	728,264
MMM Holdings, Inc.
Term Loan, 9.750%, 12/12/17	1,215,798	668,689
MSO of Puerto Rico, Inc.
Term Loan, 9.750%, 12/12/17	883,879	486,133
National Mentor Holdings, Inc.
Term Loan B, 4.250%, 01/31/21	1,059,900	1,032,960
Onex Carestream Finance L.P.
1st Lien Term Loan, 5.000%, 06/07/19	4,294,774	3,952,983
Opal Acquisition, Inc.
1st Lien Term Loan, 5.000%, 11/27/20	3,233,735	2,736,548
Ortho-Clinical Diagnostics, Inc.
Term Loan B, 4.750%, 06/30/21	3,004,250	2,564,878
Radnet Management, Inc.
Term Loan B, 4.271%, 10/10/18	1,888,451	1,874,287
RCHP, Inc.
1st Lien Term Loan, 6.000%, 04/23/19	2,074,187	2,049,987
Select Medical Corp.
Term Loan B, 5.000%, 06/01/18	1,593,142	1,588,163
Steward Health Care System LLC
Term Loan B, 6.750%, 04/12/20	1,316,250	1,283,344

		51,241,023

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Home Furnishings—0.1%
Tempur-Pedic International, Inc.
Term Loan B, 3.500%, 03/18/20	456,760	$456,689

Hotels, Restaurants & Leisure—0.6%
1011778 B.C. Unlimited Liability Co.
Term Loan B2, 3.750%, 12/12/21	4,705,736	4,683,681

Household Products/Wares—1.2%
KIK Custom Products, Inc.
Term Loan B, 6.000%, 08/26/22	1,546,125	1,488,145
Libbey Glass, Inc.
Term Loan B, 3.750%, 04/09/21	443,250	437,709
Prestige Brands, Inc.
Term Loan B3, 3.500%, 09/03/21	711,062	708,099
Spectrum Brands, Inc.
Term Loan, 3.500%, 06/23/22	1,877,977	1,873,952
Spin Holdco, Inc.
Term Loan B, 4.250%, 11/14/19	3,105,569	2,993,965
Sun Products Corp. (The)
Term Loan, 5.500%, 03/23/20	2,586,927	2,431,711
Zep, Inc.
Term Loan, 5.750%, 06/27/22	348,250	345,203

		10,278,784

Industrial Conglomerates—0.2%
IG Investment Holdings LLC
Term Loan B, 6.000%, 10/29/21	1,857,908	1,848,618

Insurance—2.7%
Alliant Holdings I, Inc.
Term Loan B, 4.500%, 08/12/22	1,890,500	1,854,463
AmWINS Group LLC
Term Loan, 5.250%, 09/06/19	1,044,069	1,043,509
AssuredPartners, Inc.
1st Lien Term Loan, 5.750%, 10/21/22	725,000	722,281
Asurion LLC
2nd Lien Term Loan, 8.500%, 03/03/21	1,575,000	1,351,547
Term Loan B1, 5.000%, 05/24/19	4,152,858	3,927,046
Term Loan B2, 4.250%, 07/08/20	926,250	848,290
Term Loan B4, 5.000%, 08/04/22	5,273,500	4,873,595
CGSC of Delaware Holding Corp.
1st Lien Term Loan, 5.000%, 04/16/20	463,125	446,916
Cunningham Lindsey U.S., Inc.
1st Lien Term Loan, 5.000%, 12/10/19	1,327,342	909,230
Hub International, Ltd.
Term Loan B, 4.000%, 10/02/20	2,810,564	2,652,470
USI, Inc.
Term Loan B, 4.250%, 12/27/19	3,573,365	3,453,882

		22,083,229

Internet—2.3%
Ancestry.com, Inc.
Term Loan B, 5.000%, 08/17/22	1,521,188	1,515,483
Ascend Learning LLC
Term Loan B, 5.500%, 07/31/19	1,866,950	1,863,061

Internet—(Continued)
Getty Images, Inc.
Term Loan B, 4.750%, 10/18/19	6,533,048	4,144,402
Go Daddy Operating Co. LLC
Term Loan B, 4.250%, 05/13/21	5,659,856	5,633,917
Match Group, Inc.
Term Loan B1, 5.500%, 11/16/22	1,100,000	1,091,750
RP Crown Parent LLC
Term Loan, 6.000%, 12/21/18	3,602,161	3,223,935
Sabre, Inc.
Term Loan B, 4.000%, 02/19/19	1,139,750	1,129,777
SurveyMonkey, Inc.
Term Loan B, 6.250%, 02/05/19	524,635	515,454

		19,117,779

Internet Software & Services—0.4%
Answers Corp.
1st Lien Term Loan, 6.250%, 10/03/21	1,113,750	762,919
Extreme Reach, Inc.
1st Lien Term Loan, 6.750%, 02/07/20	694,098	684,554
Sutherland Global Services, Inc.
Term Loan B, 6.000%, 04/23/21	861,115	858,961
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan B, 5.750%, 09/02/21	1,188,000	1,165,478

		3,471,912

Leisure Products—0.1%
Steinway Musical Instruments, Inc.
1st Lien Term Loan, 4.750%, 09/19/19	977,581	973,304

Leisure Time—1.0%
Bombardier Recreational Products, Inc.
Term Loan B, 3.750%, 01/30/19	3,149,143	3,120,801
ClubCorp Club Operations, Inc.
Term Loan, 12/15/22 (d)	1,850,000	1,843,062
LTF Merger Sub, Inc.
Term Loan B, 4.250%, 06/10/22	1,368,125	1,333,911
SRAM LLC
Term Loan B, 4.016%, 04/10/20	1,674,676	1,389,981
Town Sports International, Inc.
Term Loan B, 4.500%, 11/15/20	1,220,680	494,375

		8,182,130

Lodging—1.4%
Boyd Gaming Corp.
Term Loan B, 4.000%, 08/14/20	385,674	384,365
Caesars Entertainment Operating Co.
Extended Term Loan B6, 0.000%, 03/01/17 (e)	1,358,460	1,195,445
CityCenter Holdings LLC
Term Loan B, 4.250%, 10/16/20	798,221	794,728
Four Seasons Holdings, Inc.
1st Lien Term Loan, 3.500%, 06/27/20	682,979	674,442
Golden Nugget, Inc.
Delayed Draw Term Loan, 5.500%, 11/21/19	141,000	140,119
Term Loan B, 5.500%, 11/21/19	329,000	326,944

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Hilton Worldwide Finance LLC
Term Loan B2, 3.500%, 10/26/20	4,461,266	$4,457,363
MGM Resorts International
Term Loan B, 3.500%, 12/20/19	2,425,000	2,398,478
Playa Resorts Holding B.V.
Term Loan B, 4.000%, 08/09/19	464,313	451,544
Sonifi Solutions, Inc.
Term Loan C, 6.750%, 03/28/18 (b)	843,164	147,553
Tropicana Entertainment, Inc.
Term Loan, 4.000%, 11/27/20	391,000	389,045

		11,360,026

Machinery—1.1%
Allison Transmission, Inc.
Term Loan B3, 3.500%, 08/23/19	1,811,850	1,804,731
CPM Holdings, Inc.
Term Loan B, 6.000%, 04/11/22	273,625	272,086
Delachaux S.A.
Term Loan B2, 4.500%, 10/28/21	433,243	431,619
Doosan Infracore International, Inc.
Term Loan B, 4.500%, 05/28/21	998,885	986,398
Dynacast International LLC
Term Loan B, 4.500%, 01/28/22	620,313	604,805
Gates Global, Inc.
Term Loan B, 4.250%, 07/05/21	4,463,637	4,199,537
Paladin Brands Holding, Inc.
Term Loan B, 7.254%, 08/16/19	640,911	602,456

		8,901,632

Machinery-Diversified—0.9%
EWT Holdings III Corp.
1st Lien Term Loan, 4.750%, 01/15/21	1,633,452	1,608,951
Gardner Denver, Inc.
Term Loan, 4.250%, 07/30/20	3,101,848	2,803,295
PRA Holdings, Inc.
1st Lien Term Loan, 4.500%, 09/23/20	2,662,361	2,638,235

		7,050,481

Marine—0.2%
Drillships Ocean Ventures, Inc.
Term Loan B, 5.500%, 07/25/21	1,036,875	497,700
Stena International S.a.r.l.
Term Loan B, 4.000%, 03/03/21	1,670,250	1,419,713

		1,917,413

Media—4.9%
ALM Media Holdings, Inc.
1st Lien Term Loan, 5.500%, 07/31/20 (b)	411,719	371,700
Altice U.S. Finance I Corp.
Extended Term Loan, 4.250%, 12/22/22	1,870,469	1,831,307
AMC Entertainment, Inc.
Term Loan, 4.000%, 12/15/22	2,100,000	2,100,262
AP NMT Acquisition B.V.
1st Lien Term Loan, 6.750%, 08/13/21	1,163,910	1,041,700

Media—(Continued)
Atlantic Broadband Finance LLC
Term Loan B, 3.250%, 11/30/19	712,189	709,518
Block Communications, Inc.
Term Loan B, 4.000%, 11/07/21	222,187	220,521
CCO Safari III LLC
Term Loan I, 3.500%, 01/24/23	2,075,000	2,073,444
Charter Communications Operating LLC
Term Loan E, 3.000%, 07/01/20	1,291,875	1,268,575
Crossmark Holdings, Inc.
1st Lien Term Loan, 4.500%, 12/20/19	1,433,065	1,074,799
CSC Holdings, Inc.
Term Loan B, 2.924%, 04/17/20	1,615,246	1,611,881
Cumulus Media Holdings, Inc.
Term Loan, 4.250%, 12/23/20	4,395,366	3,347,805
Entercom Radio LLC
Term Loan B, 4.000%, 11/23/18	356,033	354,253
Entravision Communications Corp.
Term Loan, 3.500%, 05/31/20	1,857,167	1,813,833
Gray Television, Inc.
Term Loan B, 3.750%, 06/10/21	244,833	242,445
Hubbard Radio LLC
Term Loan B, 4.250%, 05/27/22	668,611	623,480
iHeartCommunications, Inc.
Extended Term Loan E, 7.924%, 07/30/19	425,533	300,355
Term Loan D, 7.174%, 01/30/19	1,323,104	932,788
Information Resources, Inc.
Term Loan B, 4.750%, 09/30/20	1,221,875	1,219,810
Kasima LLC
Term Loan B, 3.250%, 05/17/21	649,632	645,843
Mediacom Illinois LLC
Term Loan E, 3.390%, 10/23/17	166,667	165,658
Term Loan G, 3.500%, 06/30/21	469,063	464,466
MGOC, Inc.
Term Loan B, 4.000%, 07/31/20	1,311,502	1,297,404
MH Sub I LLC
1st Lien Term Loan, 4.750%, 07/08/21	790,972	768,232
Mission Broadcasting, Inc.
Term Loan B2, 3.750%, 10/01/20	790,437	786,485
Nexstar Broadcasting, Inc.
Term Loan B2, 3.750%, 10/01/20	896,368	891,886
Numericable Group S.A.
Term Loan B5, 4.563%, 07/31/22	375,000	360,000
Numericable U.S. LLC
Term Loan B1, 4.500%, 05/21/20	1,220,822	1,180,002
Term Loan B2, 4.500%, 05/21/20	1,056,178	1,020,862
Penton Media, Inc.
Term Loan, 4.750%, 10/03/19	607,756	604,717
ProQuest LLC
Term Loan B, 5.750%, 10/24/21	668,239	650,698
Raycom TV Broadcasting LLC
Term Loan B, 3.750%, 08/04/21	790,247	786,296
Sinclair Television Group, Inc.
Term Loan B, 3.000%, 04/09/20	461,958	456,376
Springer Science+Business Media Deutschland GmbH
Term Loan B9, 4.750%, 08/14/20	3,370,653	3,240,041

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
TWCC Holding Corp.
2nd Lien Term Loan, 7.000%, 06/26/20	700,000	$698,907
Univision Communications, Inc.
Term Loan C4, 4.000%, 03/01/20	4,698,428	4,609,355
Zuffa LLC
Term Loan B, 3.750%, 02/25/20	982,290	959,697

		40,725,401

Metal Fabricate/Hardware—1.2%
Ameriforge Group, Inc.
1st Lien Term Loan, 5.000%, 12/19/19	2,934,329	909,642
JMC Steel Group, Inc.
Term Loan, 4.750%, 04/01/17	4,354,674	4,229,478
Rexnord LLC
1st Lien Term Loan B, 4.000%, 08/21/20	4,472,063	4,345,355
WireCo WorldGroup, Inc.
Term Loan, 6.000%, 02/15/17	571,743	550,302

		10,034,777

Mining—1.4%
FMG Resources (August 2006) Pty, Ltd.
Term Loan B, 4.250%, 06/30/19	8,980,333	6,741,482
Neenah Foundry Co.
Term Loan, 6.750%, 04/26/17	1,616,784	1,608,700
Noranda Aluminum Acquisition Corp.
Term Loan B, 5.750%, 02/28/19	962,500	490,073
Novelis, Inc.
Term Loan B, 4.000%, 06/02/22	2,661,625	2,547,676

		11,387,931

Miscellaneous Manufacturing—0.6%
Filtration Group Corp.
1st Lien Term Loan, 4.250%, 11/21/20	289,721	281,875
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan, 4.250%, 06/30/21	2,750,697	2,657,861
RGIS Services LLC
Term Loan C, 5.500%, 10/18/17	2,717,788	2,004,369

		4,944,105

Multi-Utilities—0.1%
Lonestar Generation LLC
Term Loan B, 5.250%, 02/20/21	543,099	419,544

Oil & Gas—2.5%
Bronco Midstream Funding LLC
Term Loan B, 5.000%, 08/15/20	2,368,430	1,953,955
CITGO Holding, Inc.
Term Loan B, 9.500%, 05/12/18	952,128	950,938
Citgo Petroleum Corp.
Term Loan B, 4.500%, 07/29/21	2,447,775	2,374,342
Crestwood Holdings LLC
Term Loan B1, 7.000%, 06/19/19	1,712,671	1,087,546
Emerald Expositions Holding, Inc.
Term Loan B, 4.750%, 06/17/20	938,788	927,053

Oil & Gas—(Continued)
Fieldwood Energy LLC
1st Lien Term Loan, 3.875%, 09/28/18	1,051,437	720,234
2nd Lien Term Loan, 8.375%, 09/30/20	675,000	106,313
MEG Energy Corp.
Term Loan, 3.750%, 03/31/20	7,807,064	6,850,699
Oxbow Carbon LLC
Term Loan B, 4.250%, 07/19/19	2,322,676	2,180,412
Paragon Offshore Finance Co.
Term Loan B, 3.750%, 07/18/21	839,375	245,517
Samson Investment Co.
2nd Lien Term Loan, 0.000%, 09/25/18 (e)	825,000	41,250
Sheridan Production Partners I LLC
Term Loan B2, 4.250%, 10/01/19	1,893,796	1,117,340
Term Loan B2 I-A, 4.250%, 10/01/19	250,944	148,057
Term Loan B2 I-M, 4.250%, 10/01/19	153,278	90,434
Southcross Energy Partners L.P.
1st Lien Term Loan, 5.250%, 08/04/21	492,500	353,369
Southcross Holdings Borrower L.P.
Term Loan B, 6.000%, 08/04/21	394,000	213,745
Targa Resources Corp.
Term Loan B, 5.750%, 02/25/22	260,465	253,302
TPF II Power LLC
Term Loan B, 5.500%, 10/02/21	1,327,929	1,301,370

		20,915,876

Packaging & Containers—2.1%
Berry Plastics Holding Corp.
Term Loan E, 3.750%, 01/06/21	4,123,000	4,072,320
Term Loan F, 4.000%, 10/01/22	1,071,060	1,063,897
Hilex Poly Co. LLC
Term Loan B, 6.000%, 12/05/21	2,630,125	2,631,222
Multi Packaging Solutions, Inc.
Term Loan B, 4.250%, 09/30/20	278,707	271,043
Onex Wizard U.S. Acquisition, Inc.
Term Loan, 4.250%, 03/13/22	2,708,294	2,673,232
Reynolds Group Holdings, Inc.
Term Loan, 4.500%, 12/01/18	5,206,251	5,161,915
Signode Industrial Group U.S., Inc.
Term Loan B, 3.750%, 05/01/21	1,079,167	1,040,047
TricorBraun, Inc.
Term Loan B, 4.000%, 05/03/18	573,945	569,162

		17,482,838

Pharmaceuticals—2.5%
Akorn, Inc.
Term Loan B, 6.000%, 04/16/21	1,110,938	1,084,553
Alkermes, Inc.
Term Loan, 3.500%, 09/18/19	363,722	362,585
Amneal Pharmaceuticals LLC
Term Loan, 4.501%, 11/01/19	2,681,465	2,632,864
Auris Luxembourg III S.a.r.l.
Term Loan B4, 4.250%, 01/15/22	744,384	741,438
DPx Holdings B.V.
Incremental Term Loan, 4.250%, 03/11/21	2,905,750	2,807,681

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Endo Luxembourg Finance Co. I S.a.r.l.
Term Loan B, 3.750%, 09/26/22	2,650,000	$2,619,636
Horizon Pharma, Inc.
Term Loan B, 4.500%, 05/07/21	223,875	209,883
Indivior Finance S.a.r.l.
Term Loan B, 7.000%, 12/19/19	973,750	922,628
Valeant Pharmaceuticals International, Inc.
Term Loan B, 3.750%, 12/11/19	3,965,490	3,827,938
Term Loan B, 3.750%, 08/05/20	3,801,839	3,656,894
Term Loan B F1, 4.000%, 04/01/22	1,622,625	1,567,524

		20,433,624

Pipelines—0.2%
Energy Transfer Equity L.P.
Term Loan, 3.250%, 12/02/19	1,825,000	1,648,583
Term Loan, 4.000%, 12/02/19	395,000	360,190

		2,008,773

Real Estate—1.4%
Auction.com LLC
Term Loan B, 6.000%, 05/08/22	1,042,125	1,033,006
DTZ U.S. Borrower LLC
1st Lien Term Loan, 4.250%, 11/04/21	2,587,000	2,528,792
MCS AMS Sub-Holdings LLC
Term Loan B, 7.500%, 10/15/19	521,250	427,425
RE/MAX International, Inc.
Term Loan B, 4.250%, 07/31/20	1,585,841	1,560,071
Realogy Corp.
Term Loan B, 3.750%, 03/05/20	4,413,787	4,392,636
RHP Hotel Properties L.P.
Term Loan B, 3.500%, 01/15/21	664,875	664,148
Starwood Property Trust, Inc.
Term Loan B, 3.500%, 04/17/20	1,049,347	1,030,328

		11,636,406

Retail—6.5%
99 Cents Only Stores
Term Loan, 4.500%, 01/11/19	2,031,460	1,340,763
Ascena Retail Group, Inc.
Term Loan B, 5.250%, 08/21/22	1,625,000	1,527,500
Bass Pro Group LLC
Term Loan, 4.000%, 06/05/20	1,146,517	1,104,956
David’s Bridal, Inc.
Term Loan B, 5.250%, 10/11/19	621,040	520,431
Dollar Tree, Inc.
Term Loan B1, 3.500%, 07/06/22	2,919,581	2,915,409
Evergreen Acqco 1 L.P.
Term Loan, 5.000%, 07/09/19	976,401	795,156
General Nutrition Centers, Inc.
Term Loan, 3.250%, 03/04/19	2,928,020	2,858,479
Harbor Freight Tools USA, Inc.
1st Lien Term Loan, 4.750%, 07/26/19	1,001,000	1,003,878
J Crew Group, Inc.
Term Loan B, 4.000%, 03/05/21	3,102,750	2,018,081

Retail—(Continued)
Jo-Ann Stores, Inc.
Term Loan, 4.000%, 03/16/18	2,599,576	2,430,603
Landry’s, Inc.
Term Loan B, 4.000%, 04/24/18	2,011,814	2,004,583
Men’s Wearhouse, Inc. (The)
Term Loan B, 4.500%, 06/18/21	939,886	837,282
Michaels Stores, Inc.
Incremental Term Loan B2, 4.000%, 01/28/20	811,029	807,608
Term Loan B, 3.750%, 01/28/20	2,437,500	2,414,953
NBTY, Inc.
Term Loan B2, 3.500%, 10/01/17	7,800,792	7,637,466
Neiman Marcus Group, Inc. (The)
Term Loan, 4.250%, 10/25/20	2,881,599	2,558,321
P.F. Chang’s China Bistro, Inc.
Term Loan B, 4.250%, 07/02/19	378,246	361,225
Party City Holdings, Inc.
Term Loan B, 4.250%, 08/19/22	2,693,250	2,621,712
Pep Boys-Manny, Moe & Jack (The)
Term Loan B, 5.500%, 10/11/18	436,500	436,358
Petco Animal Supplies, Inc.
Term Loan, 4.000%, 11/24/17	3,624,394	3,618,233
PetSmart, Inc.
Term Loan B, 4.250%, 03/11/22	4,800,875	4,690,604
Pier 1 Imports (U.S.), Inc.
Term Loan B, 4.500%, 04/30/21	1,512,075	1,391,109
Pilot Travel Centers LLC
Term Loan B, 3.750%, 10/01/21	1,472,618	1,478,141
Rite Aid Corp.
2nd Lien Term Loan, 5.750%, 08/21/20	450,000	452,344
Serta Simmons Holdings LLC
Term Loan, 4.250%, 10/01/19	4,681,550	4,666,920
Toys “R” Us Property Co. I LLC
Term Loan B, 6.000%, 08/21/19	1,509,232	1,363,339

		53,855,454

Semiconductors—1.9%
Avago Technologies Cayman, Ltd.
Term Loan B, 3.750%, 05/06/21	7,051,081	7,046,674
Entegris, Inc.
Term Loan B, 3.500%, 04/30/21	352,492	349,995
Lattice Semiconductor Corp.
Term Loan, 5.250%, 03/10/21	2,064,625	1,961,394
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.500%, 05/07/21	492,500	491,269
Microsemi Corp.
Term Loan B1, 3.250%, 02/19/20	1,076,148	1,074,803
Term Loan, 12/02/22 (d)	965,000	984,688
NXP B.V.
Term Loan B, 3.750%, 12/07/20	1,675,000	1,669,765
Term Loan D, 3.250%, 01/11/20	2,077,188	2,049,665

		15,628,253

Software—5.5%
Activision Blizzard, Inc.
Term Loan B, 3.250%, 10/12/20	2,616,250	2,617,885

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Campaign Monitor Finance Pty, Ltd.
1st Lien Term Loan, 6.250%, 03/18/21	731,788	$720,812
CCC Information Services, Inc.
Term Loan, 4.000%, 12/20/19	828,268	815,499
First Data Corp.
Extended Term Loan, 3.918%, 03/24/18	4,848,844	4,794,295
Term Loan, 3.918%, 09/24/18	1,850,000	1,829,419
Term Loan, 4.168%, 07/08/22	775,000	764,759
Global Healthcare Exchange LLC
Term Loan B, 5.500%, 08/15/22	1,072,313	1,065,946
GXS Group, Inc.
Term Loan B, 3.250%, 01/16/21	1,004,500	1,001,235
Hyland Software, Inc.
Term Loan, 4.750%, 07/01/22	1,333,612	1,312,358
Infor (U.S.), Inc.
Term Loan B3, 3.750%, 06/03/20	428,590	403,812
Term Loan B5, 3.750%, 06/03/20	8,344,853	7,873,719
Informatica Corp.
Term Loan, 4.500%, 08/05/22	2,269,313	2,189,415
ION Trading Finance, Ltd.
Term Loan B1, 4.250%, 06/10/21	1,684,015	1,633,494
Kronos, Inc.
Incremental Term Loan, 4.500%, 10/30/19	5,210,174	5,138,534
MA FinanceCo. LLC
Term Loan B, 5.250%, 11/19/21	987,022	978,139
Term Loan C, 4.500%, 11/20/19	1,068,750	1,059,176
Magic Newco LLC
1st Lien Term Loan, 5.000%, 12/12/18	2,185,487	2,184,394
MedAssets, Inc.
Term Loan B, 4.000%, 12/13/19	345,058	343,333
Mitel U.S. Holdings, Inc.
Term Loan, 5.500%, 04/29/22	746,250	740,032
Renaissance Learning, Inc.
1st Lien Term Loan, 4.500%, 04/09/21	1,753,862	1,684,439
Rocket Software, Inc.
Term Loan, 5.750%, 02/08/18	404,140	402,372
SS&C Technologies, Inc.
Term Loan B1, 4.007%, 07/08/22	1,986,099	1,976,160
Term Loan B2, 4.018%, 07/08/22	292,286	290,823
Sybil Software LLC
Term Loan B, 4.250%, 03/20/20	1,091,884	1,087,334
Vertafore, Inc.
1st Lien Term Loan, 4.250%, 10/03/19	958,252	951,407
Wall Street Systems Delaware, Inc.
Term Loan B, 4.500%, 04/30/21	1,324,728	1,310,377

		45,169,168

Telecommunications—4.5%
CommScope, Inc.
Term Loan B4, 3.313%, 01/14/18	623,512	621,953
Term Loan B5, 3.827%, 12/29/22	947,625	943,035
Intelsat Jackson Holdings S.A.
Term Loan B2, 3.750%, 06/30/19	8,125,000	7,706,562
MCC Iowa LLC
Term Loan H, 3.250%, 01/29/21	926,250	915,830
Term Loan J, 3.750%, 06/30/21	837,250	831,320

Telecommunications—(Continued)
Neptune Finco Corp.
Term Loan B, 5.000%, 10/09/22	3,750,000	3,749,666
Syniverse Holdings, Inc.
Term Loan, 4.000%, 04/23/19	1,751,683	1,300,625
Term Loan B, 4.000%, 04/23/19	1,892,898	1,405,477
Telesat Canada
Term Loan B2, 3.500%, 03/28/19	3,595,393	3,550,451
UPC Financing Partnership
Term Loan AH, 3.250%, 06/30/21	4,028,489	3,960,508
Virgin Media Investment Holdings, Ltd.
Term Loan F, 3.500%, 06/30/23	4,773,094	4,679,623
West Corp.
Term Loan B10, 3.250%, 06/30/18	4,540,400	4,472,294
Windstream Corp.
Term Loan B5, 3.500%, 08/08/19	870,975	845,571
Ziggo Financing Partnership
Term Loan B1, 3.500%, 01/15/22	961,447	935,533
Term Loan B2A, 3.500%, 01/15/22	619,574	602,875
Term Loan B3, 3.500%, 01/15/22	1,018,979	991,514

		37,512,837

Trading Companies & Distributors—0.1%
Solenis International L.P.
1st Lien Term Loan, 4.250%, 07/31/21	296,250	284,894
STS Operating, Inc.
Term Loan, 4.750%, 02/12/21	319,313	301,750

		586,644

Transportation—0.1%
Atlantic Aviation FBO, Inc.
Term Loan B, 3.250%, 06/01/20	634,932	629,377
Kenan Advantage Group, Inc.
Delayed Draw Term Loan, 1.500%, 01/23/17 (f)	47,872	47,274
Term Loan, 4.000%, 07/31/22	341,933	337,658
Term Loan B, 4.000%, 07/31/22	109,065	107,701

		1,122,010

Wireless Telecommunication Services—0.2%
SBA Senior Finance II LLC
Term Loan B1, 3.250%, 03/24/21	1,945,375	1,907,987

Total Floating Rate Loans (Cost $831,317,937)		777,263,831

Common Stocks—0.0%

Commercial Services—0.0%
Education Management Holding LLC (b) (c) (g) (h)	3,109,136	0
IAP Worldwide Services LLC (b) (c) (g) (h)	44	92,744

		92,744

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Health Care Providers & Services—0.0%
Millennium Health LLC (b) (c) (g) (h)	31,600	$274,288

Total Common Stocks (Cost $459,290)		367,032

Preferred Stock—0.0%

Commercial Services—0.0%
Education Management Corp. (b) (c) (g) (h) (Cost $244,125)	3,459	46,454

Corporate Bonds & Notes—0.0%

Aerospace/Defense—0.0%
Erickson Air-Crane, Inc.
6.000%, 11/02/20 (b) (c) (Cost $46,013)	55,446	24,108

Short-Term Investment—5.1%

Repurchase Agreement—5.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $41,963,349 on 01/04/16, collateralized by $42,700,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $42,806,750.	41,963,209	41,963,209

Total Short-Term Investments [cost $41,963,209)		41,963,209

Total Investments—99.2% (Cost $874,030,574)		819,664,634
Unfunded Loan Commitments—(0.0)% (Cost $(47,872))		(47,872)
Net Investments—99.2% (Cost $873,982,702) (i)		819,616,762
Other assets and liabilities (net)—0.8%		6,691,802

Net Assets—100.0%		$826,308,564

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.7% of net assets.
(c)	Illiquid security. As of December 31, 2015, these securities represent 0.1% of net assets.
(d)	This loan will settle after December 31, 2015, at which time the interest rate will be determined.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(g)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(h)	Non-income producing security.
(i)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $874,224,119. The aggregate unrealized appreciation and depreciation of investments were $545,867 and $(55,153,224), respectively, resulting in net unrealized depreciation of $(54,607,357) for federal income tax purposes.
(LOC)—	Letter of Credit

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,181,699	$—	$3,181,699
Aerospace/Defense	—	17,490,281	—	17,490,281
Auto Components	—	8,630,121	—	8,630,121
Auto Manufacturers	—	8,879,659	—	8,879,659
Auto Parts & Equipment	—	7,877,309	—	7,877,309
Beverages	—	671,250	—	671,250
Biotechnology	—	1,025,071	—	1,025,071
Building Materials	—	2,843,848	—	2,843,848
Capital Markets	—	7,714,352	2,367,223	10,081,575
Chemicals	—	46,268,467	—	46,268,467
Coal	—	4,336,695	—	4,336,695
Commercial Services	—	45,933,620	724,793	46,658,413
Computers	—	3,459,276	502,543	3,961,819
Construction Materials	—	1,468,240	—	1,468,240
Cosmetics/Personal Care	—	3,640,605	—	3,640,605
Distribution/Wholesale	—	1,352,654	—	1,352,654
Distributors	—	222,291	—	222,291
Diversified Consumer Services	—	1,385,730	—	1,385,730
Diversified Financial Services	—	26,000,507	—	26,000,507
Electric	—	19,563,180	—	19,563,180
Electrical Components & Equipment	—	10,692,440	—	10,692,440
Electronics	—	13,132,810	—	13,132,810
Energy Equipment & Services	—	3,038,554	—	3,038,554
Engineering & Construction	—	734,658	—	734,658
Entertainment	—	14,538,699	—	14,538,699
Environmental Control	—	1,914,338	—	1,914,338
Food	—	43,268,196	—	43,268,196
Hand/Machine Tools	—	2,734,731	—	2,734,731
Healthcare-Products	—	23,341,807	989,855	24,331,662
Healthcare-Services	—	51,241,023	—	51,241,023
Home Furnishings	—	456,689	—	456,689
Hotels, Restaurants & Leisure	—	4,683,681	—	4,683,681
Household Products/Wares	—	10,278,784	—	10,278,784
Industrial Conglomerates	—	1,848,618	—	1,848,618
Insurance	—	22,083,229	—	22,083,229
Internet	—	19,117,779	—	19,117,779

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet Software & Services	$—	$3,471,912	$—	$3,471,912
Leisure Products	—	973,304	—	973,304
Leisure Time	—	8,182,130	—	8,182,130
Lodging	—	11,212,473	147,553	11,360,026
Machinery	—	8,901,632	—	8,901,632
Machinery-Diversified	—	7,050,481	—	7,050,481
Marine	—	1,917,413	—	1,917,413
Media	—	40,353,701	371,700	40,725,401
Metal Fabricate/Hardware	—	10,034,777	—	10,034,777
Mining	—	11,387,931	—	11,387,931
Miscellaneous Manufacturing	—	4,944,105	—	4,944,105
Multi-Utilities	—	419,544	—	419,544
Oil & Gas	—	20,915,876	—	20,915,876
Packaging & Containers	—	17,482,838	—	17,482,838
Pharmaceuticals	—	20,433,624	—	20,433,624
Pipelines	—	2,008,773	—	2,008,773
Real Estate	—	11,636,406	—	11,636,406
Retail	—	53,855,454	—	53,855,454
Semiconductors	—	15,628,253	—	15,628,253
Software	—	45,169,168	—	45,169,168
Telecommunications	—	37,512,837	—	37,512,837
Trading Companies & Distributors	—	586,644	—	586,644
Transportation (Less Unfunded Loan Commitments of $47,872)	—	1,074,138	—	1,074,138
Wireless Telecommunication Services	—	1,907,987	—	1,907,987
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	772,112,292	5,103,667	777,215,959
Total Common Stocks*	—	—	367,032	367,032
Total Preferred Stock*	—	—	46,454	46,454
Total Corporate Bonds & Notes*	—	—	24,108	24,108
Total Short-Term Investment*	—	41,963,209	—	41,963,209
Total Net Investments	$—	$814,075,501	$5,541,261	$819,616,762

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts/ (Premiums)	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers into Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Floating Rate Loans
Capital Markets	$—	$9,224	$28,338	$(693,164)	$991,250	$(249,433	) (a)	$2,281,008	$2,367,223	$(693,164)
Commercial Services	273,178	21,734	539	(483,470)	668,221	(3,433	) (a)	248,024	724,793	(483,470)
Computers	—	6,120	1,290	(18,734)	—	(46,875	) (a)	560,742	502,543	(18,734)
Healthcare-Products	—	554	—	(554)	989,855	—		—	989,855	(554)
Lodging	57,109	56,114	1,487	5,525	35,503	(8,185	) (a)	—	147,553	6,021
Media	688,968	2,142	8,089	(18,162)	—	(730,625	) (a)	421,288	371,700	(39,760)
Preferred Stocks
Commercial Services	—	—	—	(197,670)	244,124	—		—	46,454	(197,670)
Common Stocks
Commercial Services	41,963	—	—	(82,082)	132,863	—		—	92,744	(82,082)
Health Care Providers & Services	—	—	—	—	274,288	—		—	274,288	—

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts/ (Premiums)	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers into Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Corporate Bonds & Notes
Aerospace/ Defense	$46,941	$1,690	$2,957	$(11,052)	$—	$(16,428	) (a)	$—	$24,108	$(11,052)

	$1,108,159	$97,578	$42,700	$(1,499,363)	$3,336,104	$(1,054,979)		$3,511,062	$5,541,261	$(1,520,465)

(a)	Sales include principal reductions

Floating Rate Loans in the amount of $3,511,062 transferred into level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$819,616,762
Cash	9,765,577
Receivable for:
Principal paydowns	103,596
Fund shares sold	3,595
Interest	2,390,587
Prepaid expenses	2,387

Total Assets	831,882,504
Liabilities
Payables for:
Investments purchased	4,720,399
Fund shares redeemed	91,603
Accrued Expenses:
Management fees	425,076
Distribution and service fees	20,966
Deferred trustees’ fees	72,603
Other expenses	243,293

Total Liabilities	5,573,940

Net Assets	$826,308,564

Net Assets Consist of:
Paid in surplus	$853,553,198
Undistributed net investment income	33,349,203
Accumulated net realized loss	(6,227,897)
Unrealized depreciation on investments	(54,365,940)

Net Assets	$826,308,564

Net Assets
Class A	$728,330,808
Class B	97,977,756
Capital Shares Outstanding*
Class A	73,847,239
Class B	9,997,331
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.86
Class B	9.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $873,982,702.
(b)	Investments at value is net of unfunded loan commitments of $47,872.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Interest	$39,799,543

Total investment income	39,799,543
Expenses
Management fees	5,333,906
Administration fees	21,644
Custodian and accounting fees	341,114
Distribution and service fees—Class B	264,781
Audit and tax services	118,367
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	32,099
Insurance	5,716
Miscellaneous	14,607

Total expenses	6,193,867

Net Investment Income	33,605,676

Net Realized and Unrealized Loss
Net realized loss on investments	(4,936,206)

Net change in unrealized depreciation on investments	(32,715,787)

Net realized and unrealized loss	(37,651,993)

Net Decrease in Net Assets From Operations	$(4,046,317)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,605,676	$33,566,794
Net realized loss	(4,936,206)	(1,237,749)
Net change in unrealized depreciation	(32,715,787)	(23,377,536)

Increase (decrease) in net assets from operations	(4,046,317)	8,951,509

From Distributions to Shareholders
Net investment income
Class A	(29,660,064)	(31,272,718)
Class B	(3,810,981)	(4,260,389)
Net realized capital gains
Class A	0	(3,693,628)
Class B	0	(529,606)

Total distributions	(33,471,045)	(39,756,341)

Decrease in net assets from capital share transactions	(39,238,626)	(54,958,948)

Total decrease in net assets	(76,755,988)	(85,763,780)

Net Assets
Beginning of period	903,064,552	988,828,332

End of period	$826,308,564	$903,064,552

Undistributed net investment income
End of period	$33,349,203	$33,214,572

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	672,118	$6,962,687	3,069,597	$31,906,634
Reinvestments	2,925,056	29,660,064	3,404,708	34,966,346
Redemptions	(6,728,533)	(68,769,213)	(11,413,749)	(117,482,370)

Net decrease	(3,131,359)	$(32,146,462)	(4,939,444)	$(50,609,390)

Class B
Sales	1,793,076	$18,308,603	2,469,832	$25,823,648
Reinvestments	377,699	3,810,981	468,689	4,789,995
Redemptions	(2,873,858)	(29,211,748)	(3,380,126)	(34,963,201)

Net decrease	(703,083)	$(7,092,164)	(441,605)	$(4,349,558)

Decrease derived from capital shares transactions		$(39,238,626)		$(54,958,948)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.31	$10.63	$10.69	$10.34	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.39	0.37	0.42	0.46	0.42
Net realized and unrealized gain (loss) on investments	(0.45)	(0.26)	0.01	0.30	(0.18)

Total from investment operations	(0.06)	0.11	0.43	0.76	0.24

Less Distributions
Distributions from net investment income	(0.39)	(0.38)	(0.44)	(0.38)	(0.21)
Distributions from net realized capital gains	0.00	(0.05)	(0.05)	(0.03)	(0.03)

Total distributions	(0.39)	(0.43)	(0.49)	(0.41)	(0.24)

Net Asset Value, End of Period	$9.86	$10.31	$10.63	$10.69	$10.34

Total Return (%) (b)	(0.66)	1.01	4.13	7.51	2.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	0.67	0.67	0.68	0.68
Ratio of net investment income to average net assets (%)	3.83	3.59	3.95	4.42	4.10
Portfolio turnover rate (%)	23	30	40	42	40
Net assets, end of period (in millions)	$728.3	$793.5	$871.0	$759.9	$706.2

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.24	$10.58	$10.64	$10.29	$10.32

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.35	0.39	0.44	0.40
Net realized and unrealized gain (loss) on investments	(0.43)	(0.28)	0.02	0.30	(0.19)

Total from investment operations	(0.07)	0.07	0.41	0.74	0.21

Less Distributions
Distributions from net investment income	(0.37)	(0.36)	(0.42)	(0.36)	(0.21)
Distributions from net realized capital gains	0.00	(0.05)	(0.05)	(0.03)	(0.03)

Total distributions	(0.37)	(0.41)	(0.47)	(0.39)	(0.24)

Net Asset Value, End of Period	$9.80	$10.24	$10.58	$10.64	$10.29

Total Return (%) (b)	(0.83)	0.74	3.84	7.33	2.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.92	0.92	0.93	0.93
Ratio of net investment income to average net assets (%)	3.58	3.34	3.67	4.18	3.86
Portfolio turnover rate (%)	23	30	40	42	40
Net assets, end of period (in millions)	$98.0	$109.6	$117.8	$71.4	$56.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MIST-22

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2015.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

MIST-23

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2015, the Portfolio had open unfunded loan commitments of $47,872. At December 31, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $41,963,209, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$195,397,631	$0	$254,375,892

MIST-24

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$5,333,906	0.625%	First $100 million
	0.600%	Over $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$33,471,045	$36,723,835	$—	$3,032,506	$33,471,045	$39,756,341

MIST-25

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$33,421,806	$—	$(54,607,357)	$(5,986,480)	$(27,172,031)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment long-term accumulated capital losses of $5,986,480.

MIST-26

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Eaton Vance Floating Rate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Eaton Vance Floating Rate Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Eaton Vance Floating Rate Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-27

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-28

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-29

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-30

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-31

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Eaton Vance Floating Rate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes and its Lipper Index for the one-year period ended June 30, 2015, and underperformed the median of the same Performance Universe and Lipper Index for the three- and five-year periods ended June 30, 2015. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one- and five-year periods ended June 30, 2015 and performed equal to the median of its other Performance Universe for the three-year period ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one-year period ended October 31, 2015, and underperformed its benchmark for the three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the median of the Expense Universe and Sub-advised Expense Universe, and were equal to the median of the Expense Group. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-32

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned -0.26% and -0.62%, respectively. The Portfolio’s benchmark, the Barclays U.S. Government/Credit 1-3 Year Bond Index1, returned 0.65%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy grew moderately during the 12 months under review amid healthy consumer spending. After a modest start in 2015, the economy strengthened in the second quarter but moderated in the third quarter as exports slowed and state and local governments reduced their spending. As new jobs were created, the unemployment rate fell to 5.0%, the lowest level in more than seven years. Annual inflation, as measured by the Consumer Price Index, remained subdued largely due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Federal Reserve (the “Fed”) raised the Federal Funds rate to 0.25%–0.50% at its December meeting. Policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective.

The 10-year Treasury yield, which moves inversely to price, began the period at 2.17% and ended the period at 2.27%. For much of the year, yield movements to the downside appeared to reflect investor uncertainty given concerns about domestic data, geopolitical tensions, the Fed’s timing for raising interest rates, and events in China. However, near period end, decreasing concerns over China’s economy and the Fed’s decision to increase interest rates supported Treasury yields.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s selection within Commercial Mortgage-Backed Securities (“CMBS”) benefited performance. Exposure to non-U.S. yield curves and Non-Agency Residential MBS (“RMBS”) also contributed to results. In contrast, the Portfolio’s exposure to High Yield Corporate Credit, Investment-Grade Corporate Bonds, and foreign currencies detracted from results. The Portfolio’s defensive U.S. yield curve positioning was another detractor as yield curve movements had a negative impact relative to the benchmark.

Over the period, we increased the Portfolio’s allocations to High Yield and Investment-Grade Corporate Credit and RMBS. We decreased the Portfolio’s exposure to certain Treasury positions, some securitized sectors including Asset-Backed Securities and CMBS, as well as foreign currencies and assets denominated in foreign currencies.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. We used derivatives to manage portfolio duration, credit risk, and currency exposures. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Portfolio.

At period end, the Portfolio remained overweight compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Accordingly, at period end, the Portfolio’s heaviest allocation was in Investment-Grade Corporate debt securities, followed by RMBS and U.S. Treasuries.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
Met/Franklin Low Duration Total Return Portfolio
Class A	-0.26	1.22
Class B	-0.62	0.96
Barclays U.S. Government/Credit 1-3 Year Bond Index	0.65	0.91

1 The Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
Corporate Bonds & Notes	44.8
Asset-Backed Securities	16.6
Mortgage-Backed Securities	13.1
U.S. Treasury & Government Agencies	12.7
Floating Rate Loans	5.1
Foreign Government	3.9
Municipals	1.5

MIST-2

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.52%	$1,000.00	$989.70	$2.61
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class B(a)	Actual	0.77%	$1,000.00	$988.60	$3.86
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—44.8% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
Lockheed Martin Corp. 1.850%, 11/23/18	2,500,000	$2,495,580

Agriculture—0.8%
Altria Group, Inc. 2.625%, 01/14/20	3,900,000	3,907,242
Japan Tobacco, Inc. 2.100%, 07/23/18 (144A)	4,000,000	3,996,840
Reynolds American, Inc. 2.300%, 06/12/18	4,000,000	4,025,124

		11,929,206

Auto Manufacturers—0.6%
Ford Motor Credit Co. LLC 2.597%, 11/04/19	3,000,000	2,945,514
3.157%, 08/04/20	5,000,000	4,982,480
General Motors Financial Co., Inc. 2.625%, 07/10/17	1,100,000	1,103,355

		9,031,349

Auto Parts & Equipment—0.4%
Delphi Automotive plc 3.150%, 11/19/20	6,200,000	6,191,983

Banks—14.2%
ANZ New Zealand International, Ltd. 2.850%, 08/06/20 (144A)	4,600,000	4,638,635
Banca Monte dei Paschi di Siena S.p.A. 2.875%, 04/16/21 (EUR)	4,100,000	4,807,316
Banco Comercial Portugues S.A. 4.750%, 06/22/17 (EUR)	1,800,000	2,075,111
Bank of America Corp. 1.361%, 01/15/19 (a)	6,600,000	6,624,229
2.600%, 01/15/19	2,500,000	2,508,147
2.650%, 04/01/19	4,000,000	4,009,756
Bank of New York Mellon Corp. (The) 1.234%, 08/17/20 (a)	3,900,000	3,907,348
Bankinter S.A. 1.750%, 06/10/19 (EUR)	3,800,000	4,242,925
BB&T Corp. 0.989%, 02/01/19 (a)	8,000,000	7,930,664
2.050%, 06/19/18 (b)	1,000,000	1,005,685
CIT Group, Inc. 3.875%, 02/19/19	3,000,000	2,985,000
4.250%, 08/15/17	700,000	715,750
5.000%, 05/15/17	400,000	412,000
5.250%, 03/15/18	500,000	516,250
Citigroup, Inc. 0.747%, 06/09/16 (a)	6,400,000	6,381,146
1.088%, 04/08/19 (a)	1,600,000	1,589,326
2.400%, 02/18/20	4,600,000	4,546,180
Credit Suisse AG 0.897%, 05/26/17 (a)	3,900,000	3,885,527
Depfa ACS Bank 1.650%, 12/20/16 (JPY)	350,000,000	2,936,005
2.125%, 10/13/17 (CHF)	2,750,000	2,853,883

Banks—(Continued)
Deutsche Bank AG 1.680%, 08/20/20 (a)	4,600,000	4,606,537
Fifth Third Bank 0.874%, 11/18/16 (a)	7,300,000	7,298,949
Goldman Sachs Group, Inc. (The) 1.712%, 09/15/20 (a)	7,000,000	7,015,232
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A)	4,200,000	4,210,500
HSBC USA, Inc. 2.000%, 08/07/18	4,600,000	4,598,855
Industrial & Commercial Bank of China, Ltd. 3.231%, 11/13/19	4,000,000	4,064,992
ING Bank NV 1.302%, 10/01/19 (144A) (a)	6,300,000	6,265,690
Intesa Sanpaolo S.p.A. 0.064%, 05/18/17 (EUR) (a)	1,100,000	1,190,528
2.375%, 01/13/17	1,000,000	1,003,252
3.875%, 01/16/18	3,900,000	3,999,107
3.875%, 01/15/19	6,100,000	6,280,719
JPMorgan Chase & Co. 1.220%, 01/25/18 (a)	8,000,000	8,016,456
2.200%, 10/22/19	7,000,000	6,943,307
Morgan Stanley 1.463%, 01/27/20 (a) (b)	7,900,000	7,916,882
MUFG Union Bank N.A. 1.353%, 09/26/16 (a)	2,000,000	1,999,974
National Australia Bank, Ltd. 1.875%, 07/23/18	4,700,000	4,685,566
Norddeutsche Landesbank Girozentrale 2.000%, 02/05/19 (144A)	4,000,000	3,987,280
Nykredit Realkredit A/S 2.000%, 04/01/16 (DKK)	74,183,000	10,848,486
Regions Financial Corp. 2.000%, 05/15/18	3,200,000	3,177,386
Royal Bank of Canada 2.100%, 10/14/20	3,700,000	3,635,775
Royal Bank of Scotland plc (The) 6.934%, 04/09/18 (EUR)	1,800,000	2,190,356
Svenska Handelsbanken AB 1.016%, 06/17/19 (a)	4,500,000	4,458,789
UniCredit S.p.A. 0.902%, 04/10/17 (EUR) (a)	2,300,000	2,513,942
Unione di Banche Italiane S.p.A 2.875%, 02/18/19 (EUR)	3,600,000	4,105,559
Wachovia Corp. 0.691%, 10/15/16 (a)	8,500,000	8,484,283
Wells Fargo & Co. 1.200%, 07/22/20 (a)	7,800,000	7,771,530
Westpac Banking Corp. 2.250%, 11/09/20 (144A)	3,700,000	3,652,063
Woori Bank 4.750%, 04/30/24 (144A)	3,900,000	3,977,953

		207,470,831

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.6%
Coca-Cola Femsa S.A.B. de C.V. 2.375%, 11/26/18 (b)	4,000,000	$3,994,188
Constellation Brands, Inc. 3.875%, 11/15/19 (b)	1,700,000	1,746,750
7.250%, 09/01/16	2,000,000	2,070,000
Pernod Ricard S.A. 2.125%, 09/27/24 (EUR)	300,000	330,840

		8,141,778

Biotechnology—0.9%
Amgen, Inc. 0.978%, 05/22/19 (a)	6,200,000	6,135,842
Biogen, Inc. 2.900%, 09/15/20	4,500,000	4,488,170
Celgene Corp. 2.300%, 08/15/18 (b)	3,000,000	3,020,892

		13,644,904

Chemicals—0.1%
Arkema S.A. 1.500%, 01/20/25 (EUR)	1,300,000	1,357,301

Coal—0.0%
Peabody Energy Corp. 10.000%, 03/15/22 (144A)	2,000,000	380,000

Computers—1.0%
Apple, Inc. 0.584%, 05/03/18 (a)	9,000,000	8,981,154
Dell, Inc. 3.100%, 04/01/16 (b)	1,500,000	1,503,750
Hewlett Packard Enterprise Co. 2.543%, 10/05/18 (144A) (a)	4,500,000	4,511,812

		14,996,716

Cosmetics/Personal Care—0.1%
Colgate-Palmolive Co. 0.900%, 05/01/18	2,000,000	1,980,240

Diversified Financial Services—1.1%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.250%, 07/01/20	1,000,000	1,007,500
Capital One Bank USA N.A. 2.300%, 06/05/19	5,900,000	5,826,775
Navient Corp. 5.500%, 01/15/19	3,000,000	2,805,000
8.450%, 06/15/18	500,000	526,250
Seven & Seven, Ltd. 1.539%, 09/11/19 (144A) (a)	1,280,000	1,277,059
Springleaf Finance Corp. 5.750%, 09/15/16	3,000,000	3,037,500
6.000%, 06/01/20	1,000,000	950,000

		15,430,084

Electric—1.4%
Dominion Resources, Inc. 2.500%, 12/01/19	1,900,000	1,892,977
DPL, Inc. 6.500%, 10/15/16	1,131,000	1,131,000
Engie S.A. 1.625%, 10/10/17 (144A) (b)	1,000,000	994,589
Korea Western Power Co., Ltd. 3.125%, 05/10/17 (144A)	3,100,000	3,145,716
NRG Energy, Inc. 7.625%, 01/15/18	1,400,000	1,459,500
Southern Co. (The) 2.450%, 09/01/18	3,000,000	3,023,340
State Grid Overseas Investment, Ltd. 1.750%, 05/22/18 (144A)	2,000,000	1,982,512
2.750%, 05/07/19 (144A)	1,100,000	1,111,282
Talen Energy Supply LLC 6.200%, 05/15/16	6,000,000	5,992,500

		20,733,416

Food—0.9%
Casino Guichard Perrachon S.A. 3.311%, 01/25/23 (EUR)	800,000	852,688
Kraft Foods Group, Inc. 2.250%, 06/05/17	3,000,000	3,021,678
Kraft Heinz Foods Co. 2.000%, 07/02/18 (144A)	4,000,000	3,981,120
Mondelez International, Inc. 0.849%, 02/01/19 (a)	2,000,000	1,964,868
Tyson Foods, Inc. 2.650%, 08/15/19	3,400,000	3,401,884

		13,222,238

Forest Products & Paper—0.0%
Verso Paper Holdings LLC / Verso Paper, Inc. 11.750%, 01/15/19	108,000	16,200

Gas—0.4%
Sempra Energy 2.850%, 11/15/20	5,700,000	5,696,420

Healthcare-Products—0.5%
Becton Dickinson & Co. 2.675%, 12/15/19	4,000,000	4,021,776
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,400,000	1,416,243
Zimmer Biomet Holdings, Inc. 2.700%, 04/01/20	2,500,000	2,468,580

		7,906,599

Healthcare-Services—0.6%
HCA, Inc. 4.250%, 10/15/19	800,000	816,000
Laboratory Corp. of America Holdings 2.200%, 08/23/17	1,000,000	1,003,521

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Tenet Healthcare Corp. 5.500%, 03/01/19	7,000,000	$6,597,500

		8,417,021

Holding Companies-Diversified—0.2%
Hutchison Whampoa International, Ltd. 1.625%, 10/31/17 (144A)	3,200,000	3,171,754

Home Builders—2.3%
Beazer Homes USA, Inc. 5.750%, 06/15/19 (b)	16,500,000	15,180,000
8.125%, 06/15/16	3,000,000	3,045,000
Centex LLC 6.500%, 05/01/16	6,000,000	6,060,000
DR Horton, Inc. 5.625%, 01/15/16	3,425,000	3,425,000
Lennar Corp. 6.950%, 06/01/18	5,500,000	5,912,500

		33,622,500

Insurance—1.9%
Jackson National Life Global Funding 2.300%, 04/16/19 (144A)	6,000,000	5,955,624
Metropolitan Life Global Funding I 3.875%, 04/11/22 (144A)	1,500,000	1,564,702
New York Life Global Funding 2.100%, 01/02/19 (144A)	4,000,000	4,005,224
2.150%, 06/18/19 (144A)	5,000,000	4,995,995
Pricoa Global Funding I 2.550%, 11/24/20 (144A)	3,700,000	3,682,403
Prudential Financial, Inc. 1.142%, 08/15/18 (a)	3,000,000	2,998,857
TIAA Asset Management Finance Co. LLC 2.950%, 11/01/19 (144A)	3,900,000	3,907,773

		27,110,578

Internet—0.3%
Alibaba Group Holding, Ltd. 2.500%, 11/28/19	4,000,000	3,907,832

Iron/Steel—0.2%
ArcelorMittal 5.500%, 02/25/17	2,500,000	2,414,750

Lodging—0.4%
Marriott International, Inc. 2.875%, 03/01/21	6,000,000	5,952,852

Media—1.7%
CBS Corp. 2.300%, 08/15/19	6,000,000	5,933,400
CSC Holdings LLC 7.625%, 07/15/18	2,500,000	2,631,250

Media—(Continued)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	2,700,000	2,721,727
DISH DBS Corp. 7.125%, 02/01/16	2,500,000	2,507,813
NBCUniversal Enterprise, Inc. 1.006%, 04/15/18 (144A) (a)	3,000,000	2,994,996
Time Warner, Inc. 2.100%, 06/01/19 (b)	4,000,000	3,977,980
Viacom, Inc. 2.200%, 04/01/19	2,100,000	2,062,773
2.750%, 12/15/19	1,800,000	1,775,673

		24,605,612

Mining—0.2%
Freeport-McMoRan, Inc. 2.300%, 11/14/17	3,900,000	3,324,750

Oil & Gas—2.7%
BG Energy Capital plc 2.875%, 10/15/16 (144A)	4,500,000	4,548,555
California Resources Corp. 5.500%, 09/15/21 (b)	529,000	166,635
8.000%, 12/15/22 (144A) (b)	1,416,000	745,170
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	3,400,000	3,306,928
Chesapeake Energy Corp. 8.000%, 12/15/22 (144A)	1,985,000	972,650
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	2,300,000	2,248,376
CNOOC Nexen Finance ULC 1.625%, 04/30/17	4,400,000	4,374,546
CNPC HK Overseas Capital, Ltd. 3.125%, 04/28/16 (144A)	500,000	502,612
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/20 (144A)	2,000,000	700,000
Ensco plc 4.700%, 03/15/21	6,300,000	5,072,628
Halcon Resources Corp. 9.750%, 07/15/20	1,000,000	290,000
13.000%, 02/15/22 (144A) (b)	650,000	221,000
Linn Energy LLC / Linn Energy Finance Corp. 12.000%, 12/15/20 (144A)	750,000	375,000
Lukoil International Finance B.V. 3.416%, 04/24/18 (144A)	2,300,000	2,239,510
Petrobras Global Finance B.V. 3.406%, 03/17/20 (a) (b)	4,100,000	2,911,000
Sanchez Energy Corp. 7.750%, 06/15/21 (b)	1,600,000	976,000
Sinopec Group Overseas Development, Ltd. 2.500%, 04/28/20 (144A)	4,700,000	4,623,630
Statoil ASA 0.804%, 11/08/18 (a)	5,600,000	5,556,102

		39,830,342

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.4%
Petrofac, Ltd. 3.400%, 10/10/18 (144A)	1,200,000	$1,139,779
Weatherford International LLC 6.350%, 06/15/17	5,000,000	4,875,000

		6,014,779

Packaging & Containers—0.4%
Owens-Illinois, Inc. 7.800%, 05/15/18	3,000,000	3,315,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.500%, 05/15/18	2,000,000	1,977,500
9.000%, 04/15/19	500,000	492,500

		5,785,000

Pharmaceuticals—1.5%
AbbVie, Inc. 1.800%, 05/14/18	5,500,000	5,474,678
Actavis Funding SCS 2.350%, 03/12/18	4,000,000	4,004,168
Baxalta, Inc. 2.000%, 06/22/18 (144A)	1,400,000	1,385,635
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A) (b)	6,300,000	6,303,956
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	1,900,000	1,786,000
Zoetis, Inc. 1.150%, 02/01/16	1,800,000	1,799,680
1.875%, 02/01/18	1,200,000	1,183,962

		21,938,079

Pipelines—1.9%
Enable Midstream Partners L.P. 2.400%, 05/15/19	4,500,000	3,998,133
Energy Transfer Partners L.P. 4.150%, 10/01/20	5,500,000	5,073,711
EnLink Midstream Partners L.P. 2.700%, 04/01/19	1,800,000	1,642,340
Enterprise Products Operating LLC 2.550%, 10/15/19	2,600,000	2,492,654
Kinder Morgan Energy Partners L.P. 2.650%, 02/01/19	600,000	554,684
5.950%, 02/15/18	1,500,000	1,537,945
6.850%, 02/15/20	5,000,000	5,171,610
Kinder Morgan Finance Co. LLC 5.700%, 01/05/16 (b)	500,000	500,000
6.000%, 01/15/18 (144A)	2,000,000	2,016,524
Kinder Morgan, Inc. 3.050%, 12/01/19	3,200,000	2,961,642
Williams Partners L.P. 4.125%, 11/15/20	2,300,000	2,053,399

		28,002,642

Real Estate—0.4%
Prologis L.P. 2.750%, 02/15/19	6,000,000	6,062,742

Real Estate Investment Trusts—1.4%
American Tower Corp. 3.400%, 02/15/19	6,100,000	6,257,313
Boston Properties L.P. 3.700%, 11/15/18	3,900,000	4,040,111
HCP, Inc. 3.750%, 02/01/19	4,000,000	4,126,596
Hospitality Properties Trust 5.625%, 03/15/17	5,000,000	5,171,110

		19,595,130

Retail—0.8%
Dollar General Corp. 1.875%, 04/15/18	4,500,000	4,456,656
Edcon, Ltd. 9.500%, 03/01/18 (144A) (EUR)	1,000,000	654,876
Toys “R” Us, Inc. 7.375%, 10/15/18 (b)	2,200,000	1,045,000
Walgreens Boots Alliance, Inc. 1.750%, 11/17/17	4,000,000	3,992,196
Yum! Brands, Inc. 6.250%, 03/15/18	1,700,000	1,791,667

		11,940,395

Savings & Loans—0.3%
Yorkshire Building Society 2.337%, 03/23/16 (GBP) (a)	3,000,000	4,436,708

Semiconductors—0.3%
Maxim Integrated Products, Inc. 2.500%, 11/15/18	4,200,000	4,200,752

Software—0.9%
Fiserv, Inc. 2.700%, 06/01/20	6,900,000	6,842,744
Oracle Corp. 0.901%, 01/15/19 (a)	6,000,000	6,004,770

		12,847,514

Telecommunications—2.5%
Alcatel-Lucent USA, Inc. 4.625%, 07/01/17 (144A)	9,000,000	9,225,000
AT&T, Inc. 2.450%, 06/30/20	4,700,000	4,628,673
CenturyLink, Inc. 6.000%, 04/01/17	1,000,000	1,035,000
Embarq Corp. 7.082%, 06/01/16	2,071,000	2,103,308
Juniper Networks, Inc. 3.300%, 06/15/20	2,800,000	2,787,828

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Communications, Inc. 6.000%, 12/01/16	1,800,000	$1,796,625
9.000%, 11/15/18 (144A)	3,000,000	3,157,500
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	2,300,000	2,344,625
Verizon Communications, Inc. 2.252%, 09/14/18 (a)	7,200,000	7,372,339
2.625%, 02/21/20	1,395,000	1,399,850

		35,850,748

Trucking & Leasing—0.2%
Aviation Capital Group Corp. 3.875%, 09/27/16 (144A)	3,300,000	3,324,750

Water—0.1%
Veolia Environnement S.A. 4.625%, 03/30/27 (EUR)	700,000	966,364

Total Corporate Bonds & Notes (Cost $690,157,291)		653,948,439

Asset-Backed Securities—16.6%

Asset-Backed - Automobile—0.0%
Ford Credit Auto Owner Trust 0.510%, 04/15/17	23,445	23,440
1.150%, 06/15/17	336,382	336,371

		359,811

Asset-Backed - Credit Card—7.7%
American Express Credit Account Master Trust 0.601%, 01/15/20 (a)	8,760,000	8,746,247
1.591%, 09/15/20 (a)	1,825,000	1,860,365
BA Credit Card Trust 0.601%, 09/16/19 (a)	7,010,000	7,002,067
Capital One Multi-Asset Execution Trust 0.371%, 07/15/20 (a)	4,850,000	4,825,870
0.381%, 11/15/19 (a)	6,842,000	6,822,263
0.411%, 12/16/19 (a)	8,400,000	8,372,581
0.511%, 02/15/19 (a)	2,900,000	2,899,269
5.050%, 12/17/18	5,240,000	5,265,161
Chase Issuance Trust 0.381%, 04/15/19 (a)	3,035,000	3,024,726
0.531%, 05/15/18 (a)	8,710,000	8,707,832
0.581%, 04/15/19 (a)	5,700,000	5,670,852
0.611%, 04/15/20 (a)	4,580,000	4,570,391
0.701%, 04/15/21 (a)	5,340,000	5,313,688
0.791%, 04/15/19 (a)	2,600,000	2,589,133
1.590%, 02/18/20	1,000,000	999,861
Citibank Credit Card Issuance Trust 0.361%, 12/17/18 (a)	4,000,000	3,990,227
0.487%, 05/09/18 (a)	1,600,000	1,599,852
0.509%, 02/07/18 (a)	7,010,000	7,009,591
0.574%, 11/07/18 (a)	4,600,000	4,598,024
5.300%, 03/15/18	1,760,000	1,775,745

Asset-Backed - Credit Card—(Continued)
Discover Card Execution Note Trust 0.761%, 07/15/21 (a)	5,610,000	5,603,274
0.781%, 04/15/21 (a)	4,020,000	4,016,855
Discover Card Master Trust 0.370%, 05/15/19 (a)	6,500,000	6,500,269

		111,764,143

Asset-Backed - Home Equity—0.5%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 0.782%, 10/25/35 (a)	1,118,614	1,058,587
GSAA Home Equity Trust 1.367%, 02/25/35 (a)	2,622,000	2,467,887
Home Loan Trust 5.480%, 06/25/34	390,147	401,518
MASTR Asset-Backed Securities Trust 1.517%, 09/25/34 (a)	582,661	579,994
Morgan Stanley ABS Capital I, Inc. Trust 1.622%, 05/25/33 (a)	343,721	325,407
NovaStar Mortgage Funding Trust 2.072%, 03/25/35 (a)	800,000	789,566
RAAC Trust 1.122%, 03/25/34 (a)	551,807	526,983
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates 0.792%, 04/25/34 (a)	1,555,061	1,481,675

		7,631,617

Asset-Backed - Manufactured Housing—0.4%
Conseco Finance Securitizations Corp. 7.424%, 03/01/33 (a)	535,000	580,889
CountryPlace Manufactured Housing Contract Trust 4.800%, 12/15/35 (144A) (a)	51,716	52,207
Madison Avenue Manufactured Housing Contract Trust 3.672%, 03/25/32 (a)	1,672,412	1,692,626
Manufactured Housing Contract Trust Pass-Through Certificates 1.852%, 04/20/32 (a)	3,824,833	3,551,770
Vanderbilt Acquisition Loan Trust 7.330%, 05/07/32 (a)	212,529	227,223

		6,104,715

Asset-Backed - Other—8.0%
American Homes 4 Rent 1.351%, 06/17/31 (144A) (a)	2,257,875	2,212,600
Ameriquest Mortgage Securities, Inc. 1.247%, 06/25/34 (a)	1,492,665	1,457,402
Apidos CLO XIV 4.850%, 04/15/25 (144A)	1,710,000	1,656,162
ARCap Resecuritization Trust 4.730%, 04/21/24 (144A)	108,715	108,715

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Ares CLO, Ltd. 0.537%, 04/16/21 (144A) (a)	1,751,857	$1,723,095
0.581%, 10/11/21 (144A) (a)	4,004,476	3,939,552
0.591%, 10/11/21 (144A) (a)	1,498,539	1,474,266
0.687%, 04/16/21 (144A) (a)	3,340,000	3,171,437
Atrium X 1.437%, 07/16/25 (144A) (a)	850,000	829,117
Atrium XI 3.516%, 10/23/25 (144A) (a)	3,650,000	3,557,257
Babson CLO, Inc. 0.540%, 01/18/21 (144A) (a)	1,565,946	1,547,292
BlueMountain CLO, Ltd. 1.724%, 10/29/25 (144A) (a)	740,199	732,651
Carlyle Global Market Strategies CLO, Ltd. 1.677%, 01/20/25 (144A) (a)	2,470,000	2,456,758
Catamaran CLO, Ltd. 3.315%, 10/18/26 (144A) (a)	2,384,800	2,249,558
Cent CDO, Ltd. 1.123%, 04/25/19 (144A) (a)	1,150,000	1,101,900
Cent CLO, Ltd. 1.622%, 01/30/25 (144A) (a)	4,557,000	4,513,677
3.123%, 07/27/26 (144A) (a)	480,000	457,783
3.544%, 11/07/26 (144A) (a)	2,650,000	2,627,051
Centerline REIT, Inc. 4.760%, 09/21/45 (144A) (a)	3,777,100	3,800,706
5.040%, 09/21/45 (144A)	1,780,000	1,762,200
CIFC Funding, Ltd. 0.720%, 07/26/21 (144A) (a)	475,000	464,161
Colony American Homes 1.400%, 05/17/31 (144A) (a)	3,509,586	3,437,681
2.201%, 05/17/31 (144A) (a)	460,000	446,460
ColumbusNova CLO IV, Ltd. 1.571%, 10/15/21 (144A) (a)	680,000	670,073
Cornerstone CLO, Ltd. 1.271%, 07/15/21 (144A) (a)	610,000	587,354
Countrywide Asset-Backed Certificates 1.172%, 03/25/34 (a)	428,949	409,680
1.472%, 12/25/34 (a)	519,112	517,380
CT CDO IV, Ltd. 0.712%, 10/20/43 (144A) (a)	682,101	680,621
Eaton Vance CLO, Ltd. 2.371%, 07/15/26 (144A) (a)	778,900	762,561
3.321%, 07/15/26 (144A) (a)	668,600	653,415
Emerson Park CLO, Ltd. 5.640%, 07/15/25 (144A)	570,000	572,799
GSAMP Trust 1.427%, 06/25/35 (a)	977,637	952,350
Highbridge Loan Management, Ltd. 5.800%, 10/20/24 (144A)	510,000	510,300
Invitation Homes Trust 1.451%, 09/17/31 (144A) (a)	2,887,800	2,834,342
1.631%, 08/17/32 (144A) (a)	2,733,327	2,681,321
1.701%, 06/17/32 (144A) (a)	4,553,020	4,482,742
1.801%, 03/17/32 (144A) (a)	1,549,975	1,531,920
1.851%, 06/17/31 (144A) (a)	720,000	706,188
1.951%, 09/17/31 (144A) (a)	2,950,000	2,890,725

Asset-Backed - Other—(Continued)
Landmark IX CDO, Ltd. 1.021%, 04/15/21 (144A) (a)	940,000	903,924
LNR CDO, Ltd. 1.818%, 07/24/37 (144A) (a)	2,594,768	2,579,252
3.420%, 07/23/36 (144A) (a)	1,031,542	1,029,469
6.727%, 07/24/37 (144A)	335,324	337,168
Morgan Stanley ABS Capital I, Inc. Trust 1.157%, 01/25/35 (a)	615,507	595,683
N-Star REL CDO VI, Ltd. 0.848%, 06/16/41 (144A) (a)	907,852	897,003
Newcastle CDO V, Ltd. 0.934%, 12/24/39 (144A) (a)	66,780	66,208
NZCG Funding, Ltd. 1.870%, 04/27/27 (144A) (a)	4,969,875	4,926,016
Octagon Investment Partners, Ltd. 1.706%, 07/15/27 (144A)	4,145,114	4,080,906
Ownit Mortgage Loan Trust 1.352%, 03/25/36 (a)	1,704,711	1,675,792
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.359%, 10/25/34 (a)	101,300	101,147
1.367%, 02/25/35 (a)	1,339,455	1,335,776
Progress Residential Trust 1.451%, 10/17/31 (144A) (a)	1,497,596	1,475,620
1.760%, 02/17/32 (144A) (a)	6,820,000	6,730,091
2.251%, 10/17/31 (144A) (a)	1,250,000	1,236,109
Silver Bay Realty Trust 1.351%, 09/17/31 (144A) (a)	891,007	868,710
1.801%, 09/17/31 (144A) (a)	420,000	407,278
Structured Asset Investment Loan Trust 1.462%, 12/25/34 (a)	1,821,206	1,791,104
SWAY Residential Trust 1.651%, 01/17/32 (144A) (a)	4,064,327	3,986,533
Trade MAPS 1, Ltd. 0.993%, 12/10/18 (144A) (a)	5,500,000	5,465,059
Tricon American Homes Trust 1.567%, 05/17/32 (144A) (a)	5,010,000	4,906,960
West CLO, Ltd. 2.417%, 07/18/26 (144A) (a)	1,230,000	1,191,230
3.167%, 07/18/26 (144A) (a)	3,240,000	3,035,154

		116,793,444

Total Asset-Backed Securities (Cost $243,864,802)		242,653,730

Mortgage-Backed Securities—13.1%

Collateralized Mortgage Obligations—5.1%
Adjustable Rate Mortgage Trust 2.685%, 02/25/35 (a)	2,509,081	2,455,583
American Home Mortgage Investment Trust 1.980%, 10/25/34 (a)	1,732,470	1,702,170
2.654%, 06/25/45 (a)	1,254,456	1,229,027
Banc of America Mortgage Trust 2.793%, 06/25/33 (a)	953,318	955,113

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
CHL Mortgage Pass-Through Trust 2.293%, 07/25/34 (a)	1,023,800	$1,015,740
2.613%, 05/25/34 (a)	1,950,290	1,939,006
Credit Suisse First Boston Mortgage Securities Corp. 2.562%, 04/25/34 (a)	1,831,492	1,858,752
5.000%, 09/25/19	444,976	459,320
Fannie Mae Connecticut Avenue Securities 1.372%, 05/25/24 (a)	705,617	701,429
First Horizon Alternative Mortgage Securities Trust 2.171%, 12/25/34 (a)	1,464,908	1,426,851
Freddie Mac Structured Agency Credit Risk Debt Notes 1.472%, 03/25/25 (a)	2,110,325	2,109,755
2.272%, 10/25/27 (a)	4,560,000	4,497,576
2.822%, 08/25/24 (a)	1,991,263	2,012,468
2.822%, 10/25/24 (a)	6,400,000	6,418,421
2.822%, 01/25/25 (a)	6,850,000	6,954,807
2.922%, 08/25/24 (a)	4,535,000	4,574,647
3.072%, 10/25/24 (a)	3,610,000	3,658,502
Impac Secured Assets CMN Owner Trust 1.187%, 02/25/35 (a)	1,120,000	1,053,156
MASTR Adjustable Rate Mortgages Trust 0.421%, 05/25/47 (a)	397,289	385,483
0.582%, 01/25/47 (a)	142,520	142,154
MASTR Alternative Loan Trust 5.000%, 02/25/18	321,830	327,761
5.000%, 08/25/18	484,280	495,864
5.500%, 12/25/18	356,761	361,221
5.500%, 04/25/19	592,746	610,581
5.535%, 11/25/19 (a)	630,683	650,714
Merrill Lynch Mortgage Investors Trust 1.162%, 03/25/28 (a)	758,729	719,513
1.313%, 01/25/29 (a)	1,022,876	960,254
2.186%, 04/25/35 (a)	662,804	642,839
2.434%, 10/25/36 (a)	1,576,565	1,545,508
New York Mortgage Trust 0.872%, 02/25/36 (a)	606,300	560,474
Sequoia Mortgage Trust 1.042%, 11/20/34 (a)	567,173	534,890
1.116%, 07/20/33 (a)	303,758	285,323
Structured Adjustable Rate Mortgage Loan Trust 0.862%, 08/25/35 (a)	1,473,620	1,375,095
2.540%, 09/25/34 (a)	3,074,697	3,049,737
Structured Asset Mortgage Investments II Trust 1.102%, 02/19/35 (a)	1,065,761	999,947
Structured Asset Mortgage Investments Trust 1.142%, 12/19/33 (a)	454,406	436,587
Thornburg Mortgage Securities Trust 1.062%, 09/25/43 (a)	644,211	622,041
2.269%, 04/25/45 (a)	2,156,463	2,154,349
2.376%, 09/25/37 (a)	697,004	688,341
WaMu Mortgage Pass-Through Certificates Trust 0.652%, 04/25/45 (a)	2,607,715	2,427,368
0.712%, 07/25/45 (a)	1,499,901	1,409,373
0.752%, 01/25/45 (a)	2,950,374	2,671,507

Collateralized Mortgage Obligations—(Continued)
Wells Fargo Mortgage-Backed Securities Trust 2.662%, 02/25/35 (a)	1,642,034	1,643,895
2.699%, 07/25/34 (a)	1,008,591	1,006,224
2.738%, 06/25/35 (a)	1,056,765	1,045,532
2.760%, 10/25/34 (a)	1,521,542	1,538,236

		74,313,134

Commercial Mortgage-Backed Securities—8.0%
Banc of America Commercial Mortgage Trust 5.460%, 09/10/45 (a)	5,250,000	5,244,594
5.508%, 09/10/45 (a)	1,130,000	1,130,071
5.695%, 07/10/46 (a)	5,224,000	5,212,649
Bear Stearns Commercial Mortgage Securities Trust 5.177%, 10/12/42 (a)	800,000	798,717
5.510%, 03/11/39 (a)	5,211,000	5,212,813
5.540%, 09/11/41	2,245,291	2,266,550
5.611%, 09/11/41 (a)	5,220,000	5,277,715
5.722%, 06/11/40 (a)	4,289,224	4,446,045
5.752%, 09/11/38 (144A) (a)	1,200,000	1,182,269
5.752%, 09/11/38 (a)	1,194,000	1,195,692
CD Commercial Mortgage Trust 5.284%, 07/15/44 (a)	2,530,000	2,524,794
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	1,320,000	1,299,752
5.710%, 12/10/49 (a)	5,000,000	5,109,164
Colony Multifamily Mortgage Trust 2.543%, 04/20/50 (144A)	5,354,675	5,295,012
Commercial Mortgage Trust 5.439%, 04/10/37 (a)	563,402	562,913
5.475%, 03/10/39	4,000,000	4,092,146
5.796%, 12/10/49 (a)	2,742,563	2,855,317
5.826%, 07/10/38 (a)	7,645,373	7,510,264
Core Industrial Trust 3.040%, 02/10/34 (144A)	3,110,000	3,090,128
G-FORCE LLC 0.722%, 12/25/39 (144A) (a)	432,219	413,850
5.090%, 08/22/36 (144A)	657,848	661,650
Hilton USA Trust 1.269%, 11/05/30 (144A) (a)	1,813,429	1,804,927
1.769%, 11/05/30 (144A) (a)	1,060,856	1,054,006
JPMorgan Chase Commercial Mortgage Securities Trust 5.115%, 07/15/41	50,841	50,839
5.464%, 12/12/43	5,000,000	5,029,901
5.522%, 12/15/44 (a)	6,000,000	5,986,334
5.909%, 04/15/45 (a)	2,280,703	2,143,782
LB-UBS Commercial Mortgage Trust 4.766%, 10/15/36 (144A) (a)	334,748	336,933
5.276%, 02/15/41 (a)	1,230,000	1,229,241
5.720%, 03/15/39 (a)	950,000	952,731
5.840%, 06/15/38 (a)	3,160,000	3,203,306
Mach One ULC 6.067%, 05/28/40 (144A) (a)	238,623	238,461

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch Mortgage Trust 5.522%, 11/12/37 (a)	4,800,000	$4,791,598
ML-CFC Commercial Mortgage Trust 5.409%, 07/12/46 (a)	2,717,513	2,752,881
Morgan Stanley Capital I Trust 5.511%, 03/12/44 (a)	3,100,000	3,095,942
Morgan Stanley Capital I, Inc. 5.306%, 05/24/43 (144A)	2,070,000	2,049,300
Resource Capital Corp., Ltd. 1.401%, 04/15/32 (144A) (a)	1,934,693	1,926,336
1.731%, 08/15/32 (144A) (a)	1,300,000	1,287,066
Talisman-6 Finance plc 0.127%, 10/22/16 (EUR) (a)	66,453	71,551
Wachovia Bank Commercial Mortgage Trust 5.515%, 01/15/45 (a)	4,440,623	4,436,561
5.767%, 05/15/43 (a)	6,400,000	6,428,695
5.795%, 07/15/45 (a)	2,400,000	2,439,412
5.898%, 10/15/35 (144A) (a)	566,095	594,357

		117,286,265

Total Mortgage-Backed Securities (Cost $193,480,895)		191,599,399

U.S. Treasury & Government Agencies—12.7%

Agency Sponsored Mortgage - Backed—3.6%
Fannie Mae 15 Yr. Pool 4.000%, 04/01/26	2,460,228	2,609,464
4.000%, 05/01/26	2,268,722	2,386,154
4.500%, 09/01/24	1,073,307	1,152,154
4.500%, 03/01/25	2,207,521	2,356,459
Fannie Mae ARM Pool 1.300%, 03/01/30 (a)	34,670	35,153
1.718%, 03/01/28 (a)	14,780	15,347
1.721%, 11/01/33 (a)	4,921	5,162
1.742%, 11/01/33 (a)	11,608	12,085
1.790%, 06/01/32 (a)	10,819	10,837
1.853%, 02/01/36 (a)	101,244	106,587
1.854%, 12/01/32 (a)	423,345	447,329
1.859%, 03/01/35 (a)	59,184	61,620
1.899%, 11/01/34 (a)	15,836	16,532
1.915%, 09/01/32 (a)	15,658	16,079
1.936%, 03/01/33 (a)	20,111	20,993
1.984%, 03/01/36 (a)	368,264	384,575
1.999%, 12/01/32 (a)	58,230	61,603
2.000%, 12/01/34 (a)	59,304	61,997
2.044%, 09/01/35 (a)	28,825	30,705
2.050%, 11/01/32 (a)	17,341	18,109
2.070%, 11/01/35 (a)	185,045	193,357
2.092%, 03/01/37 (a)	27,787	29,132
2.110%, 09/01/31 (a)	29,621	30,284
2.120%, 11/01/32 (a)	92,871	97,716
2.130%, 08/01/29 (a)	8,551	8,989
2.133%, 04/01/36 (a)	80,078	84,171
2.135%, 06/01/32 (a)	5,707	5,743

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.145%, 02/01/44 (a)	128,196	133,042
2.155%, 02/01/33 (a)	40,093	40,623
2.183%, 02/01/25 (a)	112,552	117,825
2.210%, 02/01/36 (a)	44,665	46,930
2.213%, 03/01/33 (a)	59,742	63,658
2.248%, 10/01/32 (a)	31,424	33,175
2.250%, 05/01/19 (a)	46,443	46,793
2.256%, 06/01/28 (a)	2,607	2,733
2.273%, 01/01/36 (a)	125,056	132,450
2.278%, 12/01/35 (a)	142,956	147,494
2.281%, 07/01/33 (a)	67,484	69,879
2.285%, 07/01/35 (a)	51,026	53,500
2.290%, 07/01/25 (a)	2,719	2,833
2.292%, 06/01/25 (a)	100,406	102,926
2.302%, 07/01/33 (a)	43,235	45,362
2.309%, 07/01/33 (a)	86,057	91,141
2.315%, 12/01/25 (a)	12,982	13,115
2.325%, 05/01/19 (a)	1,506	1,510
2.327%, 05/01/33 (a)	20,786	22,024
2.334%, 01/01/20 (a)	98,549	100,764
2.338%, 04/01/27 (a)	9,770	10,269
2.338%, 02/01/32 (a)	82,231	82,777
2.340%, 12/01/34 (a)	123,720	127,483
2.342%, 08/01/37 (a)	42,105	44,765
2.345%, 12/01/33 (a)	104,844	111,591
2.347%, 09/01/33 (a)	9,452	10,003
2.354%, 12/01/32 (a)	32,094	33,892
2.358%, 10/01/35 (a)	29,956	30,229
2.375%, 04/01/34 (a)	205,955	218,582
2.379%, 09/01/32 (a)	150,933	151,837
2.395%, 01/01/32 (a)	13,631	13,752
2.395%, 09/01/39 (a)	34,481	36,577
2.400%, 04/01/34 (a)	33,645	34,289
2.408%, 05/01/34 (a)	45,470	48,259
2.412%, 02/01/36 (a)	25,093	26,530
2.413%, 09/01/35 (a)	6,303,621	6,666,233
2.414%, 11/01/36 (a)	3,775,894	3,988,723
2.425%, 03/01/30 (a)	1,579	1,667
2.430%, 08/01/33 (a)	125,435	131,464
2.435%, 04/01/40 (a)	8,622	9,187
2.440%, 02/01/35 (a)	49,477	52,129
2.443%, 11/01/35 (a)	4,526,743	4,777,489
2.444%, 07/01/33 (a)	50,806	52,584
2.448%, 06/01/33 (a)	46,337	47,540
2.450%, 06/01/26 (a)	2,693	2,694
2.465%, 01/01/29 (a)	14,008	14,282
2.470%, 08/01/35 (a)	817,215	864,275
2.473%, 07/01/35 (a)	71,572	76,181
2.473%, 03/01/38 (a)	35,163	36,993
2.474%, 09/01/36 (a)	1,839	1,942
2.477%, 03/01/37 (a)	15,752	16,767
2.482%, 08/01/34 (a)	24,628	26,096
2.488%, 06/01/32 (a)	3,872	3,900
2.496%, 11/01/35 (a)	29,963	31,771
2.498%, 09/01/37 (a)	71,677	75,920

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2. 500%, 02/01/34 (a)	84,643	$86,504
2.503%, 01/01/32 (a)	12,505	13,299
2.505%, 03/01/36 (a)	21,468	22,831
2.525%, 06/01/35 (a)	51,921	53,175
2.527%, 06/01/30 (a)	21,935	22,469
2.530%, 07/01/32 (a)	3,646	3,673
2.540%, 08/01/32 (a)	54,506	57,016
2.547%, 09/01/37 (a)	5,627	5,989
2.548%, 08/01/30 (a)	26,639	27,486
2.550%, 09/01/32 (a)	6,987	7,067
2.550%, 06/01/34 (a)	41,004	41,932
2.554%, 04/01/36 (a)	7,215	7,681
2.560%, 04/01/35 (a)	931,625	993,124
2.565%, 06/01/34 (a)	111,133	111,826
2.572%, 10/01/36 (a)	15,602	16,516
2.576%, 10/01/33 (a)	36,975	38,870
2.582%, 08/01/32 (a)	61,660	62,694
2.606%, 09/01/33 (a)	104,063	110,585
2.609%, 11/01/36 (a)	6,893	7,280
2.614%, 11/01/34 (a)	5,260,301	5,563,347
2.615%, 01/01/33 (a)	177,301	181,886
2.619%, 09/01/33 (a)	14,321	15,119
2.624%, 08/01/33 (a)	91,941	98,884
2.635%, 07/01/28 (a)	10,812	11,279
2.645%, 09/01/30 (a)	92,150	96,009
2.650%, 08/01/32 (a)	30,739	31,485
2.651%, 08/01/35 (a)	53,462	55,219
2.667%, 11/01/35 (a)	2,194,418	2,330,466
2.750%, 10/01/33 (a)	56,999	58,343
2.750%, 05/01/34 (a)	93,168	98,078
2.775%, 05/01/32 (a)	9,865	9,956
2.825%, 02/01/25 (a)	10,855	10,940
3.082%, 02/01/33 (a)	145,287	148,819
3.629%, 05/01/34 (a)	124,005	126,934
5.279%, 03/01/36 (a)	52,553	55,080
5.800%, 03/01/36 (a)	38,950	40,802
Freddie Mac ARM Non-Gold Pool 1.760%, 09/01/37 (a)	45,371	47,231
1.875%, 09/01/22 (a)	15,229	15,259
1.964%, 05/01/37 (a)	15,643	16,283
1.971%, 02/01/37 (a)	88,644	92,853
2.034%, 04/01/37 (a)	32,467	33,952
2.140%, 03/01/38 (a)	238,724	251,946
2.301%, 02/01/26 (a)	14,400	14,813
2.356%, 05/01/28 (a)	61,970	64,255
2.376%, 04/01/35 (a)	69,311	71,880
2.431%, 09/01/27 (a)	4,831	5,134
2.432%, 05/01/25 (a)	21,374	22,390
2.434%, 10/01/22 (a)	1,994	2,049
2.439%, 09/01/30 (a)	1,777	1,867
2.443%, 12/01/33 (a)	930	969
2.452%, 03/01/35 (a)	759,089	803,738
2.461%, 01/01/35 (a)	115,919	122,649
2.470%, 02/01/37 (a)	22,239	23,553
2.483%, 03/01/34 (a)	17,274	18,317

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.483%, 05/01/38 (a)	62,546	$66,313
2.488%, 05/01/31 (a)	33,822	35,290
2.500%, 03/01/19 (a)	3,251	3,266
2.500%, 05/01/34 (a)	185,470	195,773
2.500%, 07/01/36 (a)	40,994	43,429
2.508%, 07/01/31 (a)	14,595	15,055
2.515%, 07/01/34 (a)	103,335	105,669
2.517%, 11/01/24 (a)	111,501	114,233
2.520%, 01/01/35 (a)	1,180,508	1,243,945
2.520%, 09/01/37 (a)	359,695	379,744
2.548%, 11/01/32 (a)	31,960	33,778
2.566%, 06/01/37 (a)	380,465	403,397
2.569%, 09/01/30 (a)	13,093	13,606
2.581%, 07/01/35 (a)	244,298	259,724
2.588%, 10/01/32 (a)	51,629	53,815
2.590%, 07/01/36 (a)	126,777	132,407
2.591%, 04/01/38 (a)	57,420	61,132
2.600%, 04/01/34 (a)	904,225	961,989
2.600%, 04/01/37 (a)	35,214	37,535
2.605%, 07/01/37 (a)	470,058	500,954
2.612%, 06/01/37 (a)	5,048,212	5,379,452
2.613%, 09/01/30 (a)	35,083	36,682
2.620%, 05/01/37 (a)	19,328	20,611
2.639%, 07/01/38 (a)	56,494	59,445
2.672%, 04/01/30 (a)	77,125	80,869
2.835%, 10/01/37 (a)	13,851	14,616
2.852%, 05/01/31 (a)	12,627	12,990
2.866%, 06/01/25 (a)	13,449	13,692
2.885%, 08/01/18 (a)	12,118	12,125
3.030%, 04/01/35 (a)	82,432	85,666
5.477%, 05/01/37 (a)	54,059	57,075
5.500%, 08/01/24 (a)	5,099	5,357
5.927%, 01/01/37 (a)	48,834	49,899

		52,106,119

U.S. Treasury—9.1%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/16 (c)	3,232,560	3,219,976
U.S. Treasury Notes 1.000%, 08/15/18	70,000,000	69,546,120
1.500%, 12/31/18	20,000,000	20,090,620
1.500%, 02/28/19	40,000,000	40,126,560

		132,983,276

Total U.S. Treasury & Government Agencies (Cost $170,960,552)		185,089,395

Floating Rate Loans (d)—5.1%

Aerospace/Defense—0.2%
FGI Operating Co. LLC Term Loan, 5.500%, 04/19/19	3,697,518	2,884,064

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Auto Components—0.0%
Crowne Group LLC 1st Lien Term Loan, 6.000%, 09/30/20	712,225	$694,419

Auto Manufacturers—0.1%
Navistar International Corp. Term Loan B, 6.500%, 08/07/20	895,334	792,371

Auto Parts & Equipment—0.1%
TI Group Automotive Systems LLC Term Loan, 4.500%, 06/30/22	748,424	733,456

Capital Markets—0.0%
Guggenheim Partners LLC Term Loan, 4.250%, 07/22/20	298,125	296,883

Chemicals—0.2%
Chemours Co. (The) Term Loan B, 3.750%, 05/12/22	1,166,059	1,072,775
Ineos U.S. Finance LLC Term Loan, 3.750%, 05/04/18	130,862	127,754
Term Loan, 4.250%, 03/31/22	197,992	191,628
Nexeo Solutions LLC Term Loan B, 5.000%, 09/08/17	72,724	69,603
Term Loan B3, 5.000%, 09/08/17	70,974	68,002
OCI Beaumont LLC Term Loan B3, 6.500%, 08/20/19	1,095,351	1,106,305

		2,636,067

Coal—0.2%
Bowie Resource Holdings LLC 1st Lien Term Loan, 6.750%, 08/14/20	1,628,460	1,587,748
2nd Lien Delayed Draw Term Loan, 11.750%, 02/16/21	371,429	363,536
Peabody Energy Corp. Term Loan B, 4.250%, 09/24/20	1,210,681	584,154

		2,535,438

Commercial Services—0.1%
Moneygram International, Inc. Term Loan B, 4.250%, 03/27/20	837,381	768,297

Computers—0.1%
Sungard Availability Services Capital, Inc. Term Loan B, 6.000%, 03/31/19	1,962,911	1,717,547

Distribution/Wholesale—0.1%
Autoparts Holdings, Ltd. 1st Lien Term Loan, 7.000%, 07/29/17	1,782,884	1,386,192

Diversified Financial Services—0.1%
First Eagle Investment Management LLC Term Loan, 4.750%, 12/01/22	857,839	847,830

Electric—0.0%
Calpine Corp. Term Loan B6, 01/13/23 (e)	458,824	441,235

Electronics—0.1%
Sensus USA, Inc. 1st Lien Term Loan, 4.500%, 05/09/17	975,276	953,333

Forest Products & Paper—0.4%
Appvion, Inc. Term Loan, 5.750%, 06/28/19	1,033,832	966,633
Caraustar Industries, Inc. Term Loan B, 8.000%, 05/01/19	3,509,561	3,501,665
Coveris Holdings S.A. Term Loan B1, 4.500%, 05/08/19	2,228,722	2,173,004

		6,641,302

Healthcare-Products—0.1%
Kinetic Concepts, Inc. Term Loan E1, 4.500%, 05/04/18	1,365,282	1,316,359
New Millennium HoldCo, Inc. Term Loan, 7.500%, 12/21/20 (h)	104,270	95,418

		1,411,777

Healthcare-Services—0.5%
24 Hour Fitness Worldwide, Inc. Term Loan B, 4.750%, 05/28/21	447,097	419,899
Community Health Systems, Inc. Term Loan F, 3.657%, 12/31/18	1,319,394	1,302,666
Cyanco Intermediate Corp. Term Loan B, 5.500%, 05/01/20	2,619,646	2,475,565
Fitness International LLC Term Loan B, 5.500%, 07/01/20	3,367,057	3,169,243

		7,367,373

Hotels, Restaurants & Leisure—0.2%
Aristocrat Leisure, Ltd. Term Loan B, 4.750%, 10/20/21	81,956	81,773
Cannery Casino Resorts LLC Term Loan B, 6.000%, 10/02/18	2,361,028	2,331,515

		2,413,288

Industrial Conglomerates—0.1%
OSG Bulk Ships, Inc Term Loan, 5.250%, 08/05/19	951,801	916,108
OSG International, Inc. Term Loan B, 5.750%, 08/05/19	1,494,175	1,453,085

		2,369,193

Insurance—0.1%
Connolly Corp. 1st Lien Term Loan, 4.500%, 05/14/21	1,431,603	1,394,621

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (d)—(Continued)

Security Description	Principal Amount*	Value

Internet—0.1%
Match Group, Inc. Term Loan B1, 5.500%, 11/16/22	845,122	$838,784
Zayo Group LLC Term Loan B, 3.750%, 05/06/21	754,234	743,998

		1,582,782

Internet Software & Services—0.3%
Onsite U.S. Finco LLC Term Loan, 5.500%, 07/30/21	1,829,752	1,665,074
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 5.750%, 09/02/21	2,247,691	2,205,080

		3,870,154

Lodging—0.1%
ROC Finance LLC Term Loan, 5.000%, 06/20/19	1,662,056	1,545,712

Machinery—0.1%
UTEX Industries, Inc. 1st Lien Term Loan, 5.000%, 05/22/21	2,667,617	1,833,987

Media—0.3%
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	284,594	216,766
MGOC, Inc. Term Loan B, 4.000%, 07/31/20	152,338	150,700
Radio One, Inc. Term Loan, 5.110%, 04/02/18	3,976,822	4,048,902

		4,416,368

Mining—0.2%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 4.250%, 06/30/19	3,190,716	2,395,251
Novelis, Inc. Term Loan B, 4.000%, 06/02/22	831,281	795,692

		3,190,943

Oil & Gas—0.1%
Alfred Fueling Systems, Inc. 1st Lien Term Loan, 4.750%, 06/20/21	351,153	342,374
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 09/28/18	2,670,657	1,829,400
McDermott Finance LLC Term Loan B, 5.250%, 04/16/19	133,586	130,246

		2,302,020

Oil & Gas Services—0.1%
Navios Maritime Midstream Partners L.P. Term Loan B, 5.500%, 06/18/20	865,740	857,083

Pharmaceuticals—0.3%
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.424%, 02/27/21	1,229,451	1,219,615

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.500%, 02/13/19	890,000	859,327
Term Loan B F1, 4.000%, 04/01/22	2,645,478	2,555,643

		4,634,585

Retail—0.4%
Ascena Retail Group, Inc. Term Loan B, 5.250%, 08/21/22	2,483,228	2,334,234
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	2,530,795	2,061,016
Men’s Wearhouse, Inc. (The) Term Loan B, 4.500%, 06/18/21	560,628	499,426
PetSmart, Inc. Term Loan B, 03/11/22 (e)	797,995	779,666

		5,674,342

Semiconductors—0.0%
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.500%, 05/07/21	389,371	388,397
NXP B.V. Term Loan B, 3.750%, 12/07/20	283,369	282,484

		670,881

Software—0.2%
BMC Software Finance, Inc. Revolver Term Loan, 0.500%, 09/10/18 (f)	1,825,218	1,688,327
Term Loan, 5.000%, 09/10/20	1,769,032	1,476,257

		3,164,584

Telecommunications—0.2%
Ciena Corp. Term Loan B, 3.750%, 07/15/19	174,195	172,779
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	1,017,289	964,899
Neptune Finco Corp. Term Loan B, 5.000%, 10/09/22	789,757	789,686
Virgin Media Investment Holdings, Ltd. Term Loan F, 3.500%, 06/30/23	379,842	372,404
Windstream Corp. Term Loan B5, 3.500%, 08/08/19	386,470	375,198

		2,674,966

Transportation—0.0%
Navios Partners Finance (U.S.), Inc. Term Loan B, 5.250%, 06/27/18	47,000	46,060

Total Floating Rate Loans (Cost $80,978,914)		74,749,153

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—3.9%

Security Description	Principal Amount*	Value

Banks—0.0%
Korea Monetary Stabilization Bond 1.960%, 02/02/17 (KRW)	64,000,000	$54,771

Sovereign—3.9%
Brazil Notas do Tesouro Nacional 6.000%, 08/15/18 (BRL) (c)	600,000	411,945
10.000%, 01/01/21 (BRL)	8,400,000	1,649,729
Export-Import Bank of China (The) 2.500%, 07/31/19 (144A)	6,000,000	6,020,670
Export-Import Bank of Korea 2.250%, 01/21/20	7,100,000	6,991,022
Indonesia Treasury Bond 8.250%, 07/15/21 (IDR)	20,000,000,000	1,415,132
Korea Treasury Bonds 2.750%, 06/10/16 (KRW)	1,600,000,000	1,371,347
3.000%, 12/10/16 (KRW)	11,040,000,000	9,534,105
Malaysia Government Bonds 3.172%, 07/15/16 (MYR)	7,600,000	1,776,943
4.012%, 09/15/17 (MYR)	15,580,000	3,709,212
4.262%, 09/15/16 (MYR)	2,200,000	519,590
Mexican Bonos 6.250%, 06/16/16 (MXN)	62,287,000	3,655,668
7.250%, 12/15/16 (MXN)	83,849,000	5,024,815
7.750%, 12/14/17 (MXN)	19,000,000	1,178,577
New Zealand Government Bond 3.000%, 04/15/20 (NZD)	13,600,000	9,334,863
Philippine Government Bond 7.000%, 01/27/16 (PHP)	80,000,000	1,704,984
Poland Government Bond 1.790%, 01/25/21 (PLN) (a)	5,829,000	1,459,248
Serbia International Bond 5.250%, 11/21/17 (144A)	1,200,000	1,245,907

		57,003,757

Total Foreign Government (Cost $62,374,427)		57,058,528

Municipals—1.5%
Acalanes Union High School District, General Obligation Unlimited 1.427%, 08/01/18	1,000,000	992,410
City of Chicago, Illinois, General Obligation Unlimited 5.000%, 01/01/17	700,000	714,805
5.000%, 01/01/18	570,000	591,483
Industry Public Facilities Authority, Tax Allocation Revenue 3.389%, 01/01/20	3,525,000	3,622,114
State Board of Administration Finance Corp., Revenue Bonds 2.107%, 07/01/18	2,000,000	2,010,980
State of Arkansas, General Obligation Unlimited 3.250%, 06/15/22	985,000	1,062,963
State of Illinois, Refunding, General Obligation Unlimited 5.000%, 01/01/16	2,500,000	2,500,000
State of Minnesota, General Obligation Unlimited 2.500%, 08/01/18	1,250,000	$1,280,838
State of Rhode Island, General Obligation Unlimited 5.000%, 08/01/19	2,250,000	2,539,417
University of California, Revenue Bonds 0.744%, 07/01/41 (a)	5,875,000	5,873,237

Total Municipals (Cost $21,283,087)		21,188,247

Purchased Option—0.0%

Currency Option—0.0%
USD Call/CAD Put, Strike Price CAD 1.36, Expires 03/09/16 (Counterparty - JPMorgan Chase Bank N.A.) (Cost $24,960)	1,600,000	40,320

Common Stock—0.0%

Health Care Providers & Services—0.0%
Millennium Health LLC (h) (i) (j) (k) (Cost $26,439)	3,046	26,439

Short-Term Investments—2.5%

Discount Note—1.7%
Federal Home Loan Bank 0.023%, 01/04/16 (g)	24,770,000	24,769,938

Mutual Fund—0.7%
State Street Navigator Securities Lending MET Portfolio (l)	9,889,589	9,889,589

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $1,683,276 on 01/04/16, collateralized by $1,715,000 U.S. Treasury Note at 1.375% due 07/31/18 with a value of $1,721,431.	1,683,270	1,683,270

Total Short-Term Investments (Cost $36,342,797)		36,342,797

Total Investments—100.2% (Cost $1,499,494,164)		1,462,696,447
Unfunded Loan Commitments—(0.1)% (Cost $(1,825,218))		(1,825,218)
Net Investments—100.1% (Cost $1,497,668,946) (m)		1,460,871,229
Other assets and liabilities (net)—(0.1)%		(1,064,624)

Net Assets—100.0%		$1,459,806,605

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $9,745,094 and the collateral received consisted of cash in the amount of $9,889,589. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Principal amount of security is adjusted for inflation.
(d)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(e)	This loan will settle after December 31, 2015, at which time the interest rate will be determined.
(f)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(g)	The rate shown represents current yield to maturity.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent less than 0.05% of net assets.
(i)	Illiquid security. As of December 31, 2015, these securities represent less than 0.05% of net assets.
(j)	Non-income producing security.
(k)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(m)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,507,166,471. The aggregate unrealized appreciation and depreciation of investments were $11,112,031 and $(57,407,273), respectively, resulting in net unrealized depreciation of $(46, 295, 242) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $257,523,878, which is 17.6% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CHF)—	Swiss Franc
(CLO)—	Collateralized Loan Obligation
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	2,000,000	Deutsche Bank AG	01/14/16	$1,475,144	$(29,723)
GBP	1,400,000	Deutsche Bank AG	02/22/16	2,157,680	(93,603)
INR	81,540,000	Deutsche Bank AG	01/14/16	1,206,034	24,704
INR	45,300,000	Deutsche Bank AG	04/28/16	674,107	(2,410)
JPY	538,000,000	Deutsche Bank AG	01/14/16	4,498,328	(21,259)
MYR	5,034,000	Deutsche Bank AG	01/14/16	1,190,071	(18,411)
SGD	631,300	Deutsche Bank AG	01/14/16	459,261	(14,177)
SGD	2,139,632	Deutsche Bank AG	02/22/16	1,513,498	(6,866)
SGD	1,629,622	Morgan Stanley & Co. LLC	02/22/16	1,152,450	(4,944)

Contracts to Deliver
AUD	400,000	Deutsche Bank AG	01/14/16	$292,680	$1,325
AUD	2,301,148	Deutsche Bank AG	06/16/16	1,664,927	661
AUD	2,230,000	Deutsche Bank AG	12/22/16	1,601,140	(707)
CAD	2,000,000	Deutsche Bank AG	01/14/16	1,567,030	121,609
CAD	800,000	Deutsche Bank AG	04/28/16	602,727	24,363

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
DKK	77,538,104	Royal Bank of Scotland plc	02/17/16	$11,886,878	$581,454
EUR	183,001	Barclays Bank plc	01/14/16	198,920	(2)
EUR	13,478,307	Deutsche Bank AG	01/14/16	14,665,746	14,795
EUR	87,929	JPMorgan Chase Bank N.A.	01/14/16	95,659	80
EUR	2,909,965	Citibank N.A.	02/22/16	3,302,723	136,564
EUR	5,012,743	Deutsche Bank AG	02/22/16	5,687,233	233,166
EUR	3,500,000	Deutsche Bank AG	02/22/16	3,904,600	96,459
EUR	2,736,318	Deutsche Bank AG	02/22/16	3,052,636	75,412
EUR	1,600,000	Deutsche Bank AG	02/22/16	1,803,200	62,335
EUR	9,213,000	Goldman Sachs Bank USA	02/22/16	10,453,070	428,955
EUR	870,600	JPMorgan Chase Bank N.A.	02/22/16	971,886	24,638
EUR	70,764	Barclays Bank plc	04/28/16	81,262	4,120
EUR	52,102	Citibank N.A.	04/28/16	59,788	2,990
EUR	8,235,310	Deutsche Bank AG	04/28/16	9,452,489	474,915
EUR	1,926,085	Deutsche Bank AG	04/28/16	2,212,108	112,422
EUR	1,618,079	JPMorgan Chase Bank N.A.	04/28/16	1,858,266	94,347
EUR	752,020	Deutsche Bank AG	06/16/16	828,124	7,019
GBP	2,053,243	Deutsche Bank AG	01/14/16	3,193,409	166,439
GBP	1,030,342	Deutsche Bank AG	02/22/16	1,614,649	95,573
JPY	99,997,600	Citibank N.A.	01/14/16	807,504	(24,645)
JPY	2,270,843,000	Deutsche Bank AG	01/14/16	18,325,812	(571,437)
JPY	149,719,000	JPMorgan Chase Bank N.A.	01/14/16	1,208,864	(37,051)
JPY	864,695,750	Deutsche Bank AG	02/22/16	7,233,405	32,196
JPY	217,458,000	Deutsche Bank AG	02/22/16	1,815,418	4,422
JPY	88,300,000	HSBC Bank plc	02/22/16	739,011	3,646
JPY	259,100,000	JPMorgan Chase Bank N.A.	02/22/16	2,168,546	10,754
JPY	547,555,500	Morgan Stanley & Co. LLC	02/22/16	4,581,882	21,825
JPY	258,876,042	JPMorgan Chase Bank N.A.	09/02/16	2,538,000	367,298
JPY	102,408,333	JPMorgan Chase Bank N.A.	09/02/16	870,627	11,922
MXN	5,200,000	Deutsche Bank AG	10/20/16	295,681	1
MYR	9,000,000	Deutsche Bank AG	01/14/16	2,319,707	224,963
NZD	13,847,779	Deutsche Bank AG	01/11/16	9,062,679	(405,543)
NZD	1,188,662	Deutsche Bank AG	01/11/16	779,120	(33,610)
NZD	710,000	Deutsche Bank AG	01/11/16	461,642	(23,810)
SGD	631,300	Deutsche Bank AG	01/14/16	449,292	4,208
SGD	2,139,632	Deutsche Bank AG	02/22/16	1,521,138	14,506
SGD	1,629,622	Morgan Stanley & Co. LLC	02/22/16	1,158,859	11,353

Net Unrealized Appreciation					$2,203,241

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Canada Government Bond 5 Year Futures	03/21/16	80	CAD	9,959,504	$66,587
U.S. Treasury Note 2 Year Futures	03/31/16	679	USD	147,747,854	(245,713)

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/21/16	(9)	USD	(1,385,696)	1,946
U.S. Treasury Note 10 Year Futures	03/21/16	(78)	USD	(9,850,676)	29,989
U.S. Treasury Note 5 Year Futures	03/31/16	(783)	USD	(92,921,040)	276,234
U.S. Treasury Ultra Long Bond Futures	03/21/16	(8)	USD	(1,265,730)	(3,770)

Net Unrealized Appreciation					$125,273

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Written Options

Foreign Currency Written Options	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Depreciation
USD Call/CAD Put	CAD 1.41	JPMorgan Chase Bank N.A.	03/09/16	(1,600,000)	$(7,360)	$(13,280)	$(5,920)

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	Citibank N.A.	$2,241,399	CHF	2,000,000	$222,018	$—	$222,018
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	JPMorgan Chase Bank N.A.	781,250	CHF	750,000	(11,443)	1,057	(12,500)

Totals							$210,575	$1,057	$209,518

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Receive	3M LIBOR	2.250%	03/16/23	USD	26,800,000	$154,252

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.HY.24	5.000%	06/20/20	4.036%	USD	1,584,000	$(5,844)
CDX.NA.HY.24	5.000%	06/20/20	4.036%	USD	14,058,000	(53,268)
CDX.NA.IG.25	1.000%	12/20/20	0.885%	USD	2,400,000	(6,521)
ITRAXX.EUR.FIN.24	1.000%	12/20/20	0.768%	EUR	13,300,000	(56,238)

Net Unrealized Depreciation						$(121,871)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28	(5.000%)	09/20/17	Barclays Bank plc	0.340%	USD	2,000,000	$(160,564)	$(187,584)	$27,020
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28	(5.000%)	09/20/17	Barclays Bank plc	0.340%	USD	1,000,000	(80,229)	(95,126)	14,897
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28	(5.000%)	09/20/17	Barclays Bank plc	0.340%	USD	3,000,000	(240,687)	(290,025)	49,338

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28	(5.000%	)	09/20/17	Barclays Bank plc	0.340%	USD	3,000,000	$(240,687)	$(289,746)	$49,059
Bank of America Corp. 5.000%, due 01/15/15	(1.000%	)	09/20/17	Credit Suisse International	0.345%	USD	2,000,000	(22,531)	4,498	(27,029)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%	)	06/20/16	Citibank N.A.	1.462%	USD	3,000,000	(50,298)	(140,925)	90,627
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%	)	06/20/19	Citibank N.A.	5.365%	USD	2,500,000	25,871	(129,684)	155,555
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%	)	06/20/19	Credit Suisse International	5.365%	USD	5,000,000	56,341	(249,868)	306,209
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%	)	06/20/19	Credit Suisse International	5.365%	USD	5,000,000	56,340	(228,025)	284,365
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%	)	06/20/19	Credit Suisse International	5.365%	USD	2,000,000	22,536	(86,028)	108,564
CSC Holdings LLC 5.000%, due 09/20/18	(5.000%	)	09/20/18	Barclays Bank plc	2.261%	USD	2,500,000	(179,368)	(146,999)	(32,369)
Centex Corp. 5.250%, due 06/15/15	(5.000%	)	06/20/16	Credit Suisse International	0.076%	USD	6,000,000	(140,730)	(737,831)	597,101
Century Link 6.000%, due 04/01/17	(5.000%	)	06/20/17	Barclays Bank plc	1.352%	USD	1,000,000	(53,237)	(97,281)	44,044
Constellation Brands, Inc. 7.250%, due 09/01/16	(5.000%	)	09/20/16	Barclays Bank plc	0.164%	USD	2,000,000	(70,557)	(241,928)	171,371
D.R. Horton, Inc. 5.250% due 02/15/15	(5.000%	)	03/20/16	JPMorgan Chase Bank N.A.	0.135%	USD	3,425,000	(36,964)	(394,626)	357,662
DPL, Inc. 7.250%, due 10/25/21	(5.000%	)	12/20/16	JPMorgan Chase Bank N.A.	1.211%	USD	1,131,000	(41,670)	(104,572)	62,902
Dell, Inc. 7.100%, due 04/15/28	(1.000%	)	06/20/16	Citibank N.A.	1.098%	USD	1,500,000	700	(2,575)	3,275
Dish DBS Corp. 6.750%, due 06/01/21	(5.000%	)	03/20/16	Barclays Bank plc	0.623%	USD	2,500,000	(24,255)	(162,053)	137,798
Embarq Corp. 7.082%, due 06/01/16	(5.000%	)	06/20/16	Credit Suisse International	0.241%	USD	2,071,000	(46,913)	(247,588)	200,675
Hospitality Properties Trust 5.125%, due 02/15/15	(5.000%	)	03/20/17	Credit Suisse International	0.483%	USD	5,000,000	(271,618)	(663,898)	392,280
Kinder Morgan Energy Partners L.P. 5.000%, due 03/20/18	(5.000%	)	03/20/18	Citibank N.A.	1.825%	USD	1,500,000	(102,943)	(136,049)	33,106
Kinder Morgan Energy Partners L.P. 3.950%, due 09/01/22	(5.000%	)	03/20/20	Citibank N.A.	2.657%	USD	5,000,000	(452,743)	(1,063,304)	610,561
Lennar Corp. 4.750%, due 12/15/17	(5.000%	)	06/20/18	Citibank N.A.	1.014%	USD	5,500,000	(533,110)	(628,661)	95,551
Lennar Corp. 4.750%, due 12/15/17	(5.000%	)	09/20/19	Citibank N.A.	1.549%	USD	1,350,000	(166,005)	(155,949)	(10,056)
Lennar Corp. 4.750%, due 12/15/17	(5.000%	)	09/20/19	Credit Suisse International	1.549%	USD	2,000,000	(245,934)	(285,162)	39,228
Lennar Corp. 4.750%, due 12/15/17	(5.000%	)	12/20/19	Citibank N.A.	1.639%	USD	2,000,000	(253,868)	(264,588)	10,720
NRG Energy, Inc. 6.250%, due 07/15/22	(5.000%	)	03/20/18	Barclays Bank plc	3.725%	USD	1,400,000	(37,733)	(64,144)	26,411
Owens-Illinois, Inc. 7.800%, due 05/15/18	(5.000%	)	06/20/18	Citibank N.A.	0.418%	USD	2,000,000	(12,832)	(209,855)	197,023
Owens-Illinois, Inc. 7.800%, due 05/15/18	(5.000%	)	06/20/18	Citibank N.A.	0.418%	USD	1,000,000	(112,358)	(117,750)	5,392

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
PPL Energy Supply LLC 5.500%, due 05/01/18	(5.000%	)	06/20/16	JPMorgan Chase Bank N.A.	1.492%	USD	3,000,000	$(49,838)	$(252,981)	$203,143
PPL Energy Supply LLC 6.500%, due 05/01/18	(5.000%	)	06/20/16	JPMorgan Chase Bank N.A.	1.492%	USD	3,000,000	(49,838)	(253,214)	203,376
Rite Aid Corp. 5.000%, due 12/20/20	(5.000%	)	12/20/20	JPMorgan Chase Bank N.A.	1.644%	USD	3,700,000	(578,917)	(684,996)	106,079
Springleaf Finance Corp. 6.900%, due 12/15/17	(5.000%	)	09/20/16	JPMorgan Chase Bank N.A.	1.189%	USD	3,000,000	(82,924)	(164,236)	81,312
Springleaf Finance Corp. 5.000%, due 06/20/20	(5.000%	)	06/20/20	Barclays Bank plc	3.286%	USD	1,000,000	(68,410)	(92,698)	24,288
Sprint Communications, Inc. 8.375%, due 08/15/17	(5.000%	)	12/20/16	Barclays Bank plc	5.402%	USD	1,800,000	6,790	(91,290)	98,080
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%	)	12/05/16	Barclays Bank plc	1.104%	USD	2,500,000	(94,734)	(230,083)	135,349
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%	)	03/20/19	Barclays Bank plc	3.751%	USD	4,500,000	(168,703)	(362,651)	193,948
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%	)	03/20/19	Citibank N.A.	3.751%	USD	2,500,000	(93,724)	(220,999)	127,275
Toys “R” Us, Inc. 7.375%, due 10/15/18	(5.000%	)	12/20/18	JPMorgan Chase Bank N.A.	26.564%	USD	2,200,000	858,776	550,000	308,776
Weatherford International, Ltd. 4.500%, due 04/15/22	(5.000%	)	06/20/17	Credit Suisse International	5.373%	USD	5,000,000	26,180	(269,888)	296,068
Yum! Brands, Inc. 5.000%, due 03/20/18	(5.000%	)	03/20/18	Citibank N.A.	0.823%	USD	1,300,000	(119,215)	(119,871)	656
Yum! Brands, Inc. 5.000%, due 03/20/18	(5.000%	)	03/20/18	Credit Suisse International	0.823%	USD	400,000	(36,681)	(36,272)	(409)

Totals								$(3,867,284)	$(9,646,505)	$5,779,221

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Anadarko Petroleum Corp. 6.950%, due 06/15/19	1.000%	09/20/19	Barclays Bank plc	2.455%	USD	3,100,000	$(156,952)	$74,922	$(231,874)
Bank of America Corp. 5.650%, due 05/01/18	1.000%	09/20/17	Credit Suisse International	0.345%	USD	2,000,000	22,531	(4,498)	27,029
Beazer Homes USA, Inc. 9.125%, due 05/15/19	5.000%	09/20/19	Citibank N.A.	5.668%	USD	1,350,000	(29,341)	28,152	(57,493)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	5.000%	12/20/19	Citibank N.A.	5.925%	USD	2,000,000	(63,111)	59,704	(122,815)
Celanese U.S. Holdings LLC 3.246%, due 10/31/16	1.800%	06/20/16	Credit Suisse International	0.553%	USD	500,000	2,961	—	2,961
China Government International Bond 7.500%, due 10/28/27	1.000%	09/20/20	Barclays Bank plc	1.049%	USD	3,000,000	(6,566)	7,341	(13,907)
Electricite de France S.A. 5.625%, due 02/21/33	1.000%	09/20/20	Barclays Bank plc	0.817%	EUR	3,300,000	30,732	87,530	(56,798)
Engie S.A. 5.125%, due 02/19/18	1.000%	09/20/20	Barclays Bank plc	0.608%	EUR	2,300,000	46,063	75,856	(29,793)
Orange S.A. 5.625%, due 05/22/18	1.000%	09/20/20	Citibank N.A.	0.666%	EUR	3,300,000	56,160	70,842	(14,682)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
PSEG Power LLC 5.500%, due 12/01/15	1.000%	03/20/20	JPMorgan Chase Bank N.A.	0.965%	USD	5,600,000	$7,973	$(80,930)	$88,903
Republic of Lithuania 4.500%, due 03/05/13	1.000%	06/20/16	Credit Suisse International	0.115%	USD	400,000	1,687	(18,566)	20,253
Tenet Healthcare Corp. 6.875%, due 11/15/31	5.000%	12/20/18	Barclays Bank plc	3.246%	USD	2,500,000	122,952	169,065	(46,113)
United Mexico States 5.950%, due 03/19/19	1.000%	06/20/20	Citibank N.A.	1.582%	USD	1,600,000	(39,405)	(20,033)	(19,372)
iHeartCommunications, Inc. 6.875%, due 06/15/18	5.000%	06/20/18	Barclays Bank plc	53.157%	USD	1,600,000	(1,056,309)	(360,000)	(696,309)

Totals							$(1,060,625)	$89,385	$(1,150,010)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Cash in the amount of $350,000 and securities in the amount of $339,973 have been received at the custodian bank as collateral for OTC swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(ITRAXX.EUR.FIN)—	Markit iTraxx Europe Senior Financials Index
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$653,948,439	$—	$653,948,439
Total Asset-Backed Securities*	—	242,653,730	—	242,653,730
Total Mortgage-Backed Securities*	—	191,599,399	—	191,599,399
Total U.S. Treasury & Government Agencies*	—	185,089,395	—	185,089,395
Floating Rate Loans
Aerospace/Defense	—	2,884,064	—	2,884,064
Auto Components	—	694,419	—	694,419
Auto Manufacturers	—	792,371	—	792,371
Auto Parts & Equipment	—	733,456	—	733,456
Capital Markets	—	296,883	—	296,883
Chemicals	—	2,636,067	—	2,636,067
Coal	—	2,535,438	—	2,535,438
Commercial Services	—	768,297	—	768,297
Computers	—	1,717,547	—	1,717,547
Distribution/Wholesale	—	1,386,192	—	1,386,192
Diversified Financial Services	—	847,830	—	847,830
Electric	—	441,235	—	441,235
Electronics	—	953,333	—	953,333
Forest Products & Paper	—	6,641,302	—	6,641,302
Healthcare-Products	—	1,316,359	95,418	1,411,777
Healthcare-Services	—	7,367,373	—	7,367,373
Hotels, Restaurants & Leisure	—	2,413,288	—	2,413,288
Industrial Conglomerates	—	2,369,193	—	2,369,193
Insurance	—	1,394,621	—	1,394,621
Internet	—	1,582,782	—	1,582,782
Internet Software & Services	—	3,870,154	—	3,870,154
Lodging	—	1,545,712	—	1,545,712
Machinery	—	1,833,987	—	1,833,987
Media	—	4,416,368	—	4,416,368
Mining	—	3,190,943	—	3,190,943
Oil & Gas	—	2,302,020	—	2,302,020
Oil & Gas Services	—	857,083	—	857,083
Pharmaceuticals	—	4,634,585	—	4,634,585
Retail	—	5,674,342	—	5,674,342
Semiconductors	—	670,881	—	670,881
Software (Less Unfunded Loan Commitments of $1,825,218)	—	1,339,366	—	1,339,366

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Telecommunications	$—	$2,674,966	$—	$2,674,966
Transportation	—	46,060	—	46,060
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	72,828,517	95,418	72,923,935
Total Foreign Government*	—	57,058,528	—	57,058,528
Total Municipals	—	21,188,247	—	21,188,247
Total Purchased Option*	—	40,320	—	40,320
Total Common Stock*	—	—	26,439	26,439
Short-Term Investments
Discount Note	—	24,769,938	—	24,769,938
Mutual Fund	9,889,589	—	—	9,889,589
Repurchase Agreement	—	1,683,270	—	1,683,270
Total Short-Term Investments	9,889,589	26,453,208	—	36,342,797
Total Net Investments	$9,889,589	$1,450,859,783	$121,857	$1,460,871,229

Collateral for Securities Loaned (Liability)	$—	$(9,889,589)	$—	$(9,889,589)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,491,439	$—	$3,491,439
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,288,198)	—	(1,288,198)
Total Forward Contracts	$—	$2,203,241	$—	$2,203,241
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$374,756	$—	$—	$374,756
Futures Contracts (Unrealized Depreciation)	(249,483)	—	—	(249,483)
Total Futures Contracts	$125,273	$—	$—	$125,273
Written Options at Value	$—	$(13,280)	$—	$(13,280)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$154,252	$—	$154,252
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(121,871)	—	(121,871)
Total Centrally Cleared Swap Contracts	$—	$32,381	$—	$32,381
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,566,611	$—	$1,566,611
OTC Swap Contracts at Value (Liabilities)	—	(6,283,945)	—	(6,283,945)
Total OTC Swap Contracts	$—	$(4,717,334)	$—	$(4,717,334)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Common Stocks
Health Care Providers & Services	$—	$0	$26,439	$26,439	$0
Floating Rate Loans
Healthcare-Products	—	0	95,418	95,418	0

Total	$—	$0	$121,857	$121,857	$0

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b) (c)	$1,460,871,229
Cash denominated in foreign currencies (d)	543,137
Cash collateral (e)	8,319,844
OTC swap contracts at market value (f)	1,566,611
Unrealized appreciation on forward foreign currency exchange contracts	3,491,439
Receivable for:
Investments sold	1,462,778
Fund shares sold	10,198
Principal paydowns	152,280
Interest	7,624,378
Interest on OTC swap contracts	37,600
Prepaid expenses	4,145

Total Assets	1,484,083,639
Liabilities
Due to custodian	2,038,170
Written options at value (g)	13,280
OTC swap contracts at market value (h)	6,283,945
Unrealized depreciation on forward foreign currency exchange contracts	1,288,198
Collateral for securities loaned	9,889,589
Payables for:
Investments purchased	2,653,013
Fund shares redeemed	721,764
Variation margin on futures contracts	113,954
Variation margin on centrally cleared swap contracts	82,736
Interest on OTC swap contracts	180,228
Accrued Expenses:
Management fees	586,139
Distribution and service fees	64,245
Deferred trustees’ fees	64,810
Other expenses	296,963

Total Liabilities	24,277,034

Net Assets	$1,459,806,605

Net Assets Consist of:
Paid in surplus	$1,519,316,846
Undistributed net investment income	28,233,684
Accumulated net realized loss	(58,122,268)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(29,621,657)

Net Assets	$1,459,806,605

Net Assets
Class A	$1,156,047,742
Class B	303,758,863
Capital Shares Outstanding*
Class A	120,214,967
Class B	31,766,608
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.62
Class B	9.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,497,668,946.
(b)	Investments at value is net of unfunded loan commitments of $1,825,218.
(c)	Includes securities loaned at value of $9,745,094.
(d)	Identified cost of cash denominated in foreign currencies was $544,080.
(e)	Includes collateral of $645,389 for futures contracts, $5,145,000 for OTC swap contracts and $2,529,455 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $208,059.
(g)	Premiums received on written options were $7,360.
(h)	Net premium received on OTC swap contracts was $9,348,004.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Interest (a)	$35,320,100
Securities lending income	105,575

Total investment income	35,425,675
Expenses
Management fees	7,526,639
Administration fees	37,195
Custodian and accounting fees	437,171
Distribution and service fees—Class B	796,399
Audit and tax services	96,850
Legal	26,480
Trustees’ fees and expenses	35,173
Shareholder reporting	55,451
Insurance	9,844
Miscellaneous	17,265

Total expenses	9,038,467
Less management fee waiver	(283,247)

Net expenses	8,755,220

Net Investment Income	26,670,455

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(11,650,132)
Futures contracts	(1,990,738)
Written options	418,937
Swap contracts	(874,987)
Foreign currency transactions	23,895,912

Net realized gain	9,798,992

Net change in unrealized appreciation (depreciation) on:
Investments	(29,184,779)
Futures contracts	295,914
Written options	(113,484)
Swap contracts	1,841,581
Foreign currency transactions	(14,801,889)

Net change in unrealized depreciation	(41,962,657)

Net realized and unrealized loss	(32,163,665)

Net Decrease in Net Assets From Operations	$(5,493,210)

(a)	Net of foreign withholding taxes of $96,973.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,670,455	$22,047,996
Net realized gain (loss)	9,798,992	(5,636,152)
Net change in unrealized appreciation (depreciation)	(41,962,657)	1,382,382

Increase (decrease) in net assets from operations	(5,493,210)	17,794,226

From Distributions to Shareholders
Net investment income
Class A	(40,665,155)	(24,484,757)
Class B	(9,834,465)	(7,133,230)

Total distributions	(50,499,620)	(31,617,987)

Increase (decrease) in net assets from capital share transactions	(58,134,540)	236,366,758

Total increase (decrease) in net assets	(114,127,370)	222,542,997

Net Assets
Beginning of period	1,573,933,975	1,351,390,978

End of period	$1,459,806,605	$1,573,933,975

Undistributed net investment income
End of period	$28,233,684	$29,425,641

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,773,242	$17,725,091	17,789,482	$176,824,635
Reinvestments	4,179,358	40,665,155	2,470,712	24,484,757
Redemptions	(10,426,316)	(101,686,294)	(2,330,215)	(23,267,025)

Net increase (decrease)	(4,473,716)	$(43,296,048)	17,929,979	$178,042,367

Class B
Sales	7,053,159	$69,277,536	13,809,843	$137,911,876
Reinvestments	1,015,957	9,834,465	722,718	7,133,230
Redemptions	(9,593,409)	(93,950,493)	(8,722,431)	(86,720,715)

Net increase (decrease)	(1,524,293)	$(14,838,492)	5,810,130	$58,324,391

Increase (decrease) derived from capital shares transactions		$(58,134,540)		$236,366,758

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$9.97	$10.08	$10.12	$9.88	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.15	0.16	0.17	0.09
Net realized and unrealized gain (loss) on investments	(0.20)	(0.03)	(0.02)	0.29	(0.21)

Total from investment operations	(0.02)	0.12	0.14	0.46	(0.12)

Less Distributions
Distributions from net investment income	(0.33)	(0.23)	(0.18)	(0.22)	0.00

Total distributions	(0.33)	(0.23)	(0.18)	(0.22)	0.00

Net Asset Value, End of Period	$9.62	$9.97	$10.08	$10.12	$9.88

Total Return (%) (c)	(0.26)	1.17 (e)	1.33	4.67	(1.20	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.55	0.57	0.59	(f)
Net ratio of expenses to average net assets (%) (g)	0.52	0.51	0.52	0.53	0.56	(f)
Ratio of net investment income to average net assets (%)	1.78	1.51	1.55	1.70	1.40	(f)
Portfolio turnover rate (%)	43	59	67	60	76	(d)
Net assets, end of period (in millions)	$1,156.0	$1,243.7	$1,075.7	$939.7	$809.9

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$9.92	$10.03	$10.08	$9.86	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15	0.13	0.13	0.14	0.09
Net realized and unrealized gain (loss) on investments	(0.21)	(0.02)	(0.01)	0.29	(0.23)

Total from investment operations	(0.06)	0.11	0.12	0.43	(0.14)

Less Distributions
Distributions from net investment income	(0.30)	(0.22)	(0.17)	(0.21)	0.00

Total distributions	(0.30)	(0.22)	(0.17)	(0.21)	0.00

Net Asset Value, End of Period	$9.56	$9.92	$10.03	$10.08	$9.86

Total Return (%) (c)	(0.62)	1.06	1.16	4.40	(1.40	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.80	0.82	0.84	(f)
Net ratio of expenses to average net assets (%) (g)	0.77	0.76	0.77	0.78	0.81	(f)
Ratio of net investment income to average net assets (%)	1.53	1.26	1.32	1.45	1.37	(f)
Portfolio turnover rate (%)	43	59	67	60	76	(d)
Net assets, end of period (in millions)	$303.8	$330.2	$275.7	$86.6	$52.5

(a)	Commencement of operations was April 29, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MIST-27

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, the custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian at the current rate of interest charged by the custodian for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to the custodian. The custodian may avail itself of various remedies under the custodian agreement to obtain repayment of any overdraft amounts owed to it by a Portfolio. At December 31, 2015, the Portfolio had a payment due to the custodian pursuant to the foregoing arrangement of $2,038,170. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2015. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2015. The Portfolio’s average overdraft advances during the year ended December 31, 2015 were not significant.

MIST-28

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement

MIST-29

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2015, the Portfolio had open unfunded loan commitments of $1,825,218. At December 31, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $1,683,270, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value

MIST-30

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(9,889,589)	$—	$—	$—	$(9,889,589)
Total Borrowings	$(9,889,589)	$—	$—	$—	$(9,889,589)
Gross amount of recognized liabilities for securities lending transactions					$(9,889,589)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures

MIST-31

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered

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Notes to Financial Statements—December 31, 2015—(Continued)

commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities

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Notes to Financial Statements—December 31, 2015—(Continued)

comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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Notes to Financial Statements—December 31, 2015—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement ofAssets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$154,252
	Unrealized appreciation on futures contracts (a) (c)	374,756	Unrealized depreciation on futures contracts (a) (c)	$249,483
Credit	OTC swap contracts at market value (d)	1,344,593	OTC swap contracts at market value (d)	6,272,502
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	121,871
Foreign Exchange	Investments at market value (e)	40,320
	OTC swap contracts at market value (d)	222,018	OTC swap contracts at market value (d)	11,443
	Unrealized appreciation on forward foreign currency exchange contracts	3,491,439	Unrealized depreciation on forward foreign currency exchange contracts	1,288,198
			Written options at value	13,280

Total		$5,627,378		$7,956,777

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $37,600 and OTC swap interest payable of $180,228.
(e)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Barclays Bank plc	$210,657	$(210,657)	$—		$—
Citibank N.A.	444,303	(444,303)	—		—
Credit Suisse International	188,576	(188,576)	—		—
Deutsche Bank AG	1,791,493	(1,221,556)	—		569,937
Goldman Sachs Bank USA	428,955	—	(350,000	)(1)	78,955
HSBC Bank plc	3,646	—	—		3,646
JPMorgan Chase Bank N.A.	1,416,108	(901,925)	(339,973	)(1)	174,210
Morgan Stanley & Co. LLC	33,178	(4,944)	—		28,234
Royal Bank of Scotland plc	581,454	—	—		581,454

	$5,098,370	$(2,971,961)	$(689,973)		$1,436,436

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$2,638,993	$(210,657)	$(2,420,000)	$8,336
Citibank N.A.	2,053,598	(444,303)	(1,609,295)	—
Credit Suisse International	764,407	(188,576)	(575,000)	831
Deutsche Bank AG	1,221,556	(1,221,556)	—	—
JPMorgan Chase Bank N.A.	901,925	(901,925)	—	—
Morgan Stanley & Co. LLC	4,944	(4,944)	—	—

	$7,585,423	$(2,971,961)	$(4,604,295)	$9,167

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received in a segregated account in the counterparty’s name at the custodian.

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Notes to Financial Statements—December 31, 2015—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$(752,729)	$(7,840)	$(760,569)
Forward foreign currency transactions	—	—	24,905,236	24,905,236
Futures contracts	(1,990,738)	—	—	(1,990,738)
Swap contracts	(13,093)	(882,725)	20,831	(874,987)
Written options	—	409,225	9,712	418,937

	$(2,003,831)	$(1,226,229)	$24,927,939	$21,697,879

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$201,419	$15,360	$216,779
Forward foreign currency transactions	—	—	(15,141,476)	(15,141,476)
Futures contracts	295,914	—	—	295,914
Swap contracts	154,251	1,709,897	(22,567)	1,841,581
Written options	—	(107,564)	(5,920)	(113,484)

	$450,165	$1,803,752	$(15,154,603)	$(12,900,686)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$42,753,415
Forward foreign currency transactions	182,033,167
Futures contracts long	51,786,923
Futures contracts short	(105,400,000)
Swap contracts	168,173,644
Written options	(40,753,415)

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2015:

Call Options	Notional Amount*	Premium Received
Options outstanding December 31, 2014	—	$—
Options written	3,200,000	17,232
Options bought back	(1,600,000)	(9,872)

Options outstanding December 31, 2015	1,600,000	$7,360

Put Options	Notional Amount*	Premium Received
Options outstanding December 31, 2014	35,500,000	$187,620
Options written	195,450,000	850,567
Options bought back	(142,750,000)	(554,253)
Options expired	(88,200,000)	(483,934)

Options outstanding December 31, 2015	—	$—

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

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Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$129,851,998	$557,163,727	$148,454,769	$453,893,730

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$7,526,639	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period May 1, 2015 to April 30, 2016, MetLife Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Templeton International Bond Portfolio, a series of the Trust.

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MIST-38

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$50,499,620	$31,617,987	$—	$—	$50,499,620	$31,617,987

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$34,407,450	$—	$(45,286,823)	$(48,566,057)	$(59,445,430)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the accumulated short-term capital losses were $14,608,251 and the accumulated long-term capital losses were $33,957,806.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-39

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Low Duration Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Low Duration Total Return Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 29, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Low Duration Total Return Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 29, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-40

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-41

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-42

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-43

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-44

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Franklin Low Duration Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year, three-year, and the since-inception (beginning April 29, 2011) periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit 1-3 Year Bond Index, for the one-year period ended October 31, 2015, and outperformed its benchmark for the three-year and since-inception (beginning April 29, 2011) periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median and were above the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-45

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Met/Templeton International Bond Portfolio returned -3.95% and -4.16%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (“WGBI”) ex-U.S.1, returned -5.54%.

MARKET ENVIRONMENT / CONDITIONS

During the period, global financial markets were broadly influenced by growth in the U.S., economic moderation in China, quantitative easing (“QE”) measures from the Bank of Japan (the “BOJ”) and the European Central Bank (the “ECB”), a sharp decline in oil prices, and a protracted depreciation of emerging market currencies. At the beginning of the period, financial markets were experiencing volatility related to the rapid decline of oil prices in 2014 and the growing concerns for global growth. We believed the market was misjudging the underlying forces behind the decline in oil prices, which, by our assessment, were driven by supply dynamics rather than a loss of demand. We held the view that the global economy would benefit from lower oil prices and that most observers were too pessimistic. Amid the heightened risk aversion, the yield on the 10-year U.S. Treasury note reached 1.64%, its lowest level during 2015, at the end of January.

Global markets began to stabilize in February as oil prices halted their decline and leveled off to a more stable range. Credit spreads tightened while bond yields increased across much of the globe. In March, the ECB launched a new QE program with the aim of increasing the size of its balance sheet to a level higher than its previous peak, stating intentions to continue its asset purchases until it sees a sustained adjustment in the path of inflation. Concurrently, the BOJ continued deploying massive levels of its own QE measures. We anticipated that the QE programs would put downward pressure on the euro and the Japanese yen during the year while keeping bond yields low in these respective markets. The euro depreciated 10.23% against the U.S. dollar over the 12-month period while the Japanese yen depreciated 0.33%.

However, global volatility returned at the end of June as economic concerns over China spread across global financial markets. Several emerging market currencies depreciated sharply against the U.S. dollar due to heightened risk aversion, while the euro and the Japanese yen appreciated at times, acting as perceived safe havens. In our assessment, the depreciations of several emerging market currencies were excessive, leading to fundamentally cheap valuations. The heightened risk volatility persisted through much of July, August and September, before markets relatively stabilized in the autumn months. Several emerging market currencies rebounded and appreciated against the U.S. dollar in October while the euro and the yen depreciated. Similar stabilizing trends continued through November until global risk aversion returned in December.

On the whole, the U.S. dollar broadly strengthened against developed and emerging market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend toward higher yields across the Americas and eurozone but lower yields in specific peripheral European markets. Across much of East Asia and in Japan yields declined during the period; however, yields increased across a number of countries in south and Southeast Asia. Credit spreads widened across a vast majority of global credit markets during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, currency positions detracted from the Portfolio’s absolute performance. Sovereign credit exposures contributed to absolute return while interest rate strategies had a largely neutral effect. Currency positions in Asia ex-Japan and Latin America detracted from absolute performance; however, the Portfolio’s net-negative position in the euro contributed. The Portfolio’s net-negative position in the Japanese yen had a largely neutral effect on absolute return. The Portfolio maintained a defensive approach regarding interest rates in developed and emerging markets. Consequently, contributions from duration exposures were limited.

On a relative basis, currency positions and sovereign credit exposures contributed to relative performance, while interest rate strategies detracted. The Portfolio’s underweight position in the euro contributed to relative return while overweight currency positions in Asia ex-Japan and Latin America detracted. The Portfolio’s underweight position in the Japanese yen had a largely neutral effect on relative return. The Portfolio maintained a shorter duration positioning relative to its benchmark. Select underweight duration exposure in Europe detracted from relative performance.

The core of our strategy during the reporting period remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries, and we held select local currencies and local bond positions in specific emerging markets. We actively sought opportunities that could, in our view, potentially offer positive real yields without taking undue interest rate risk. We also held net-negative positions in the euro and the Japanese yen. Additionally, we continued to selectively invest in credit opportunities, with a particular focus on credit exposures in economies with strong growth indicators. During the period, we used

MIST-1

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

Michael Hasenstab

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX (“WGBI”) EX-U.S.

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[2]
Met/Templeton International Bond Portfolio
Class A	-3.95	2.48	5.36
Class B	-4.16	2.21	5.10
Citigroup World Government Bond Index (“WGBI”) ex-U.S.	-5.54	-1.30	1.22

1 The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Countries

% of Net Assets
United States	25.2
Mexico	17.5
South Korea	15.0
Malaysia	9.5
Indonesia	4.9
Poland	4.9
Brazil	4.7
Philippines	4.7
Ukraine	3.9
Serbia	1.9

MIST-3

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.74%	$1,000.00	$961.40	$3.66
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B	Actual	0.99%	$1,000.00	$960.20	$4.89
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—72.3% of Net Assets

Security Description	Principal Amount*	Value

Brazil—4.7%
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/16 (BRL)	11,500,000	$2,906,793
Zero Coupon, 07/01/16 (BRL)	15,300,000	3,606,817
Zero Coupon, 10/01/16 (BRL)	760,000	172,251
Zero Coupon, 01/01/17 (BRL)	17,580,000	3,838,308
Zero Coupon, 01/01/18 (BRL)	10,440,000	1,948,747
Brazil Notas do Tesouro Nacional
6.000%, 08/15/16 (BRL) (a)	3,245,000	2,274,735
6.000%, 08/15/18 (BRL) (a)	4,225,000	2,900,783
6.000%, 05/15/19 (BRL) (a)	2,420,000	1,641,456
6.000%, 08/15/20 (BRL) (a)	430,000	287,716
6.000%, 08/15/22 (BRL) (a)	6,930,000	4,544,720
6.000%, 05/15/23 (BRL) (a)	1,070,000	696,056
6.000%, 08/15/24 (BRL) (a)	1,140,000	735,408
6.000%, 05/15/45 (BRL) (a)	6,400,000	3,789,383
10.000%, 01/01/17 (BRL)	78,680,000	17,968,224
10.000%, 01/01/19 (BRL)	6,700,000	1,373,208
10.000%, 01/01/21 (BRL)	65,665,000	12,408,348
10.000%, 01/01/23 (BRL)	8,090,000	1,435,750

		62,528,703

Hungary—1.5%
Hungary Government Bond
6.750%, 11/24/17 (HUF)	1,329,390,000	5,008,709
Hungary Government International Bonds
6.250%, 01/29/20 (b)	9,425,000	10,539,789
6.375%, 03/29/21	3,808,000	4,341,120

		19,889,618

Iceland—0.2%
Iceland Government International Bond
5.875%, 05/11/22 (144A)	2,740,000	3,107,952

Indonesia—4.9%
Indonesia Treasury Bills
5.815%, 02/04/16 (IDR) (c)	9,544,000,000	683,484
6.016%, 01/07/16 (IDR) (c)	15,490,000,000	1,123,123
Indonesia Treasury Bonds
5.625%, 05/15/23 (IDR)	96,437,000,000	5,748,793
7.000%, 05/15/22 (IDR)	80,237,000,000	5,282,720
7.875%, 04/15/19 (IDR)	53,373,000,000	3,764,878
8.250%, 07/15/21 (IDR)	35,046,000,000	2,479,736
8.375%, 03/15/24 (IDR)	71,991,000,000	5,077,598
8.375%, 09/15/26 (IDR)	13,258,000,000	936,870
8.375%, 03/15/34 (IDR)	49,720,000,000	3,377,497
9.000%, 03/15/29 (IDR)	9,426,000,000	684,074
10.000%, 09/15/24 (IDR)	186,070,000,000	14,311,935
10.000%, 02/15/28 (IDR)	34,960,000,000	2,711,714
10.250%, 07/15/22 (IDR)	31,077,000,000	2,398,396
11.000%, 11/15/20 (IDR)	28,950,000,000	2,271,163
11.500%, 09/15/19 (IDR)	7,238,000,000	567,111
12.800%, 06/15/21 (IDR)	165,808,000,000	14,008,220
12.900%, 06/15/22 (IDR)	1,583,000,000	136,631

		65,563,943

Ireland—1.1%
Ireland Government Bond
5.400%, 03/13/25 (EUR)	9,929,440	14,765,399

Lithuania—0.5%
Lithuania Government International Bonds
6.125%, 03/09/21 (144A)	540,000	622,350
7.375%, 02/11/20 (144A)	5,340,000	6,314,550

		6,936,900

Malaysia—9.5%
Bank Negara Malaysia Monetary Notes
2.675%, 05/12/16 (MYR) (c)	3,300,000	761,245
2.925%, 10/18/16 (MYR) (c)	5,620,000	1,281,109
2.927%, 10/11/16 (MYR) (c)	7,250,000	1,653,559
2.928%, 10/06/16 (MYR) (c)	1,870,000	426,668
2.948%, 09/15/16 (MYR) (c)	14,350,000	3,279,407
2.950%, 04/19/16 (MYR) (c)	4,067,000	939,793
2.954%, 07/19/16 (MYR) (c)	5,620,000	1,289,834
2.958%, 07/05/16 (MYR) (c)	10,040,000	2,306,712
2.960%, 05/03/16 (MYR) (c)	4,310,000	994,911
2.968%, 09/22/16 (MYR) (c)	12,560,000	2,868,808
2.978%, 06/07/16 (MYR) (c)	17,450,000	4,017,719
2.980%, 03/01/16 (MYR) (c)	12,060,000	2,796,799
Malaysia Government Bonds
3.172%, 07/15/16 (MYR)	91,288,000	21,343,893
3.314%, 10/31/17 (MYR)	20,220,000	4,761,300
3.394%, 03/15/17 (MYR)	115,930,000	27,238,298
3.814%, 02/15/17 (MYR)	10,980,000	2,585,291
4.012%, 09/15/17 (MYR)	13,560,000	3,228,300
4.262%, 09/15/16 (MYR)	180,173,000	42,552,763
Malaysia Treasury Bills
2.591%, 03/18/16 (MYR) (c)	6,660,000	1,542,502
2.628%, 05/06/16 (MYR) (c)	10,000	2,308
2.719%, 05/27/16 (MYR) (c)	360,000	82,948
2.865%, 04/29/16 (MYR) (c)	930,000	214,741
2.894%, 03/18/16 (MYR) (c)	510,000	118,119
2.934%, 01/22/16 (MYR) (c)	2,520,000	586,154
2.946%, 08/05/16 (MYR) (c)	4,050,000	928,340
3.108%, 01/22/16 (MYR) (c)	560,000	130,256

		127,931,777

Mexico—17.5%
Mexican Bonos
5.000%, 06/15/17 (MXN)	178,610,000	10,511,972
6.250%, 06/16/16 (MXN)	124,988,000	7,335,634
7.250%, 12/15/16 (MXN)	311,355,000	18,658,555
7.750%, 12/14/17 (MXN)	950,800,000	58,978,453
Mexican Udibonos
2.500%, 12/10/20 (MXN) (a)	13,232,309	746,848
3.500%, 12/14/17 (MXN) (a)	24,441,297	1,461,265
4.000%, 06/13/19 (MXN) (a)	16,762,360	1,010,956
5.000%, 06/16/16 (MXN) (a)	24,435,916	1,449,750

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Mexico—(Continued)
Mexico Cetes
2.778%, 03/03/16 (MXN) (c)	1,538,380,000	$8,879,571
3.125%, 01/07/16 (MXN) (c)	990,642,000	5,744,626
3.200%, 03/17/16 (MXN) (c)	263,273,000	1,516,946
3.201%, 03/31/16 (MXN) (c)	3,568,116,000	20,533,152
3.206%, 04/14/16 (MXN) (c)	502,787,000	2,889,293
3.222%, 02/04/16 (MXN) (c)	1,542,939,000	8,926,566
3.225%, 03/23/16 (MXN) (c)	438,450,000	2,524,945
3.231%, 01/21/16 (MXN) (c)	635,514,000	3,680,889
3.301%, 04/28/16 (MXN) (c)	1,818,153,000	10,432,925
3.315%, 02/18/16 (MXN) (c)	1,707,644,000	9,867,962
3.354%, 05/12/16 (MXN) (c)	247,136,000	1,415,993
3.390%, 05/26/16 (MXN) (c)	2,911,116,000	16,653,891
3.407%, 06/23/16 (MXN) (c)	4,126,081,000	23,536,940
3.442%, 06/09/16 (MXN) (c)	1,021,141,000	5,832,908
3.487%, 10/13/16 (MXN) (c)	1,293,220,000	7,295,143
3.491%, 08/18/16 (MXN) (c)	778,517,000	4,416,467
3.411%, 12/08/16 (MXN) (c)	185,172,000	1,037,788

		235,339,438

Peru—0.1%
Peru Government Bond
7.840%, 08/12/20 (PEN)	5,663,000	1,751,017

Philippines—4.7%
Philippine Government Bonds
1.625%, 04/25/16 (PHP)	1,295,540,000	27,459,611
7.000%, 01/27/16 (PHP)	1,438,280,000	30,653,046
Philippine Treasury Bills
1.035%, 03/09/16 (PHP) (c)	33,000,000	699,324
1.202%, 02/03/16 (PHP) (c)	79,570,000	1,687,506
1.267%, 08/03/16 (PHP) (c)	45,240,000	949,139
1.424%, 03/02/16 (PHP) (c)	16,900,000	357,915
1.432%, 05/04/16 (PHP) (c)	2,030,000	42,744
1.485%, 12/07/16 (PHP) (c)	14,960,000	315,841
1.511%, 12/07/16 (PHP) (c)	15,090,000	316,098

		62,481,224

Poland—4.9%
Poland Government Bonds
Zero Coupon, 01/25/16 (PLN)	4,547,000	1,158,110
Zero Coupon, 07/25/16 (PLN)	107,520,000	27,181,990
1.790%, 01/25/17 (PLN) (d)	28,518,000	7,276,512
1.790%, 01/25/21 (PLN) (d)	28,929,000	7,242,165
4.750%, 10/25/16 (PLN)	60,400,000	15,789,735
4.750%, 04/25/17 (PLN)	1,320,000	350,237
5.000%, 04/25/16 (PLN)	23,660,000	6,094,366

		65,093,115

Portugal—0.9%
Portugal Government International Bond
5.125%, 10/15/24 (144A)	11,910,000	12,110,088

Serbia—1.9%
Serbia International Bonds
4.875%, 02/25/20 (144A)	3,150,000	3,224,151
5.250%, 11/21/17 (144A)	1,720,000	1,785,800
7.250%, 09/28/21 (144A)	17,560,000	19,850,737

		24,860,688

Slovenia—0.3%
Slovenia Government International Bonds
5.500%, 10/26/22 (144A)	3,000,000	3,348,552
5.850%, 05/10/23 (144A)	850,000	968,464

		4,317,016

South Korea—15.0%
Korea Monetary Stabilization Bonds
Zero Coupon, 01/05/16 (KRW)	1,095,900,000	934,589
Zero Coupon, 01/12/16 (KRW)	4,576,700,000	3,901,860
Zero Coupon, 04/19/16 (KRW)	3,466,300,000	2,942,776
1.520%, 09/09/16 (KRW)	2,370,700,000	2,020,608
1.530%, 10/08/16 (KRW)	6,485,400,000	5,527,272
1.560%, 08/09/16 (KRW)	10,378,600,000	8,848,935
1.560%, 10/02/17 (KRW)	37,369,200,000	31,822,668
1.570%, 07/09/16 (KRW)	10,130,600,000	8,638,930
1.610%, 11/09/16 (KRW)	12,475,400,000	10,638,195
1.620%, 06/09/16 (KRW)	817,900,000	697,637
1.700%, 08/02/17 (KRW)	8,336,400,000	7,115,456
1.920%, 03/09/16 (KRW)	521,000,000	444,613
1.960%, 02/02/17 (KRW)	275,400,000	235,689
2.070%, 12/02/16 (KRW)	9,398,300,000	8,047,022
2.220%, 10/02/16 (KRW)	1,595,700,000	1,366,992
2.460%, 08/02/16 (KRW)	9,348,700,000	8,013,300
2.780%, 02/02/16 (KRW)	5,175,740,000	4,418,322
2.790%, 06/02/16 (KRW)	7,884,300,000	6,757,260
2.800%, 04/02/16 (KRW)	14,113,890,000	12,073,271
Korea Treasury Bonds
2.000%, 12/10/17 (KRW)	22,392,700,000	19,223,461
2.750%, 06/10/16 (KRW)	21,823,000,000	18,704,315
3.000%, 12/10/16 (KRW)	44,860,740,000	38,741,575
4.000%, 03/10/16 (KRW)	1,043,200,000	893,603

		202,008,349

Sri Lanka—0.7%
Sri Lanka Government Bonds
6.400%, 08/01/16 (LKR)	56,200,000	388,306
6.400%, 10/01/16 (LKR)	35,400,000	243,852
7.500%, 08/15/18 (LKR)	25,830,000	172,193
8.000%, 06/15/17 (LKR)	13,890,000	96,076
8.000%, 11/15/18 (LKR)	243,630,000	1,639,641
8.000%, 11/01/19 (LKR)	13,890,000	91,649
8.250%, 03/01/17 (LKR)	540,000	3,754
8.500%, 04/01/18 (LKR)	170,110,000	1,171,054
8.500%, 06/01/18 (LKR)	1,410,000	9,673
8.500%, 07/15/18 (LKR)	45,000,000	309,834
9.000%, 05/01/21 (LKR)	3,530,000	23,530
9.250%, 05/01/20 (LKR)	55,880,000	380,819

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sri Lanka—(Continued)
Sri Lanka Government Bonds
10.600%, 07/01/19 (LKR)	340,660,000	$2,442,215
10.600%, 09/15/19 (LKR)	55,760,000	398,900
11.000%, 08/01/21 (LKR)	219,060,000	1,579,963
11.200%, 07/01/22 (LKR)	26,640,000	194,566

		9,146,025

Ukraine—3.9%
Ukraine Government International Bonds
Zero Coupon, 05/31/40 (144A)	12,785,000	5,050,075
7.750%, 09/01/19 (144A)	1,575,461	1,458,215
7.750%, 09/01/20 (144A)	6,753,999	6,213,679
7.750%, 09/01/21 (144A)	6,429,000	5,841,132
7.750%, 09/01/22 (144A)	6,429,000	5,823,260
7.750%, 09/01/23 (144A)	6,206,000	5,524,581
7.750%, 09/01/24 (144A)	6,206,000	5,491,751
7.750%, 09/01/25 (144A)	6,206,000	5,458,674
7.750%, 09/01/26 (144A)	6,206,000	5,399,965
7.750%, 09/01/27 (144A)	6,095,000	5,302,650
Ukreximbank Via Biz Finance plc
9.750%, 01/22/25 (144A)	1,330,000	1,160,691

		52,724,673

Total Foreign Government (Cost $1,072,972,907)		970,555,925

Short-Term Investments—25.5%

Discount Note—8.0%
Federal Home Loan Bank
0.023%, 01/04/16 (c)	107,510,000	107,509,731

Mutual Fund—0.3%
State Street Navigator Securities Lending MET Portfolio (e)	3,105,825	3,105,825

Repurchase Agreement—17.2%
Fixed Income Clearing Corp. RepurchaseAgreement dated 12/31/15 at 0.030% to be repurchased at $231,278,975 on 01/04/16, collateralized by $235,320,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $235,908,300.	231,278,204	231,278,204

Total Short-Term Investments (Cost $341,893,760)		341,893,760

Total Investments— 97.8% (Cost $1,414,866,667) (f)		1,312,449,685
Other assets and liabilities (net)—2.2%		30,035,353

Net Assets—100.0%		$1,342,485,038

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $335,484 and the collateral received consisted of cash in the amount of $3,105,825. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	The rate shown represents current yield to maturity.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(f)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,419,391,099. The aggregate unrealized appreciation and depreciation of investments were $9,611,463 and $(116,552,877), respectively, resulting in net unrealized depreciation of $(106,941,414) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $104,057,317, which is 7.8% of net assets.
(BRL)—	Brazilian Real
(EUR)—	Euro
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(KRW)—	South Korean Won
(LKR)—	Sri Lankan Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty

Top Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Global Government Investment Grade	37.1%
Global Government High Yield	35.2%

72.3%

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	31,180,000	Deutsche Bank AG	01/06/16	USD	44,524	$(524)
CLP	36,802,000	Deutsche Bank AG	01/06/16	USD	52,552	(619)
CLP	1,079,310,000	Morgan Stanley & Co.	01/11/16	USD	1,522,084	74
CLP	635,252,500	Morgan Stanley & Co.	01/19/16	USD	898,163	(3,108)
CLP	91,925,000	Deutsche Bank AG	01/21/16	USD	134,099	(4,610)
CLP	986,595,000	Morgan Stanley & Co.	01/22/16	USD	1,427,944	(38,349)
CLP	113,400,000	Morgan Stanley & Co.	01/25/16	USD	157,282	2,383
CLP	141,690,000	Deutsche Bank AG	01/26/16	USD	203,402	(3,929)
CLP	29,117,000	Deutsche Bank AG	01/28/16	USD	42,116	(1,135)
CLP	101,783,000	Deutsche Bank AG	02/08/16	USD	146,577	(3,502)
CLP	9,313,680,000	JPMorgan Chase Bank N.A.	02/08/16	USD	13,355,435	(263,338)
CLP	611,090,000	Morgan Stanley & Co.	02/08/16	USD	876,617	(17,618)
CLP	593,094,000	Deutsche Bank AG	02/12/16	USD	840,076	(6,744)
CLP	46,326,000	JPMorgan Chase Bank N.A.	02/12/16	USD	65,409	(318)
CLP	96,622,000	Deutsche Bank AG	02/16/16	USD	136,279	(580)
CLP	635,252,500	Morgan Stanley & Co.	02/16/16	USD	895,466	(3,294)
CLP	9,249,063,000	Deutsche Bank AG	02/17/16	USD	13,035,111	(46,831)
CLP	202,610,000	Barclays Bank plc	02/18/16	USD	283,113	1,376
CLP	986,595,000	Morgan Stanley & Co.	02/22/16	USD	1,367,422	17,266
CLP	433,400,000	Deutsche Bank AG	02/23/16	USD	600,610	7,600
CLP	1,155,000,000	Barclays Bank plc	02/25/16	USD	1,603,387	17,118
CLP	246,100,000	JPMorgan Chase Bank N.A.	02/25/16	USD	340,223	5,064
CLP	493,527,000	Deutsche Bank AG	02/29/16	USD	683,603	8,526
CLP	108,963,000	Deutsche Bank AG	03/02/16	USD	151,886	891
CLP	438,100,000	Barclays Bank plc	03/03/16	USD	612,856	1,337
CLP	46,749,000	Citibank N.A.	03/03/16	USD	65,278	261
CLP	96,622,000	Deutsche Bank AG	03/11/16	USD	136,068	(727)
CLP	93,075,000	Deutsche Bank AG	03/16/16	USD	129,474	830
CLP	687,600,000	JPMorgan Chase Bank N.A.	03/16/16	USD	956,861	5,770
EUR	2,553,000	Citibank N.A.	02/09/16	USD	2,750,845	26,023
INR	16,661,000	Deutsche Bank AG	01/27/16	USD	252,694	(1,751)
INR	163,760,484	Deutsche Bank AG	01/29/16	USD	2,482,506	(16,806)
INR	228,261,000	HSBC Bank plc	01/29/16	USD	3,461,605	(24,737)
INR	69,899,500	HSBC Bank plc	02/05/16	USD	1,052,529	(1,270)
INR	110,978,417	Deutsche Bank AG	02/08/16	USD	1,669,853	(1,574)
INR	1,228,565,000	HSBC Bank plc	02/16/16	USD	18,235,326	209,775
INR	2,900,000,000	HSBC Bank plc	02/17/16	USD	43,226,162	306,233
INR	14,658,000	JPMorgan Chase Bank N.A.	02/23/16	USD	218,807	1,019
KRW	2,321,000,000	Deutsche Bank AG	03/29/16	USD	2,091,179	(115,237)
KRW	2,328,000,000	HSBC Bank plc	03/31/16	USD	1,946,163	35,681
MXN	521,116,000	Citibank N.A.	02/16/16	USD	33,817,840	(3,671,598)
MXN	16,965,000	HSBC Bank plc	03/11/16	USD	1,066,579	(86,819)
MXN	260,397,780	HSBC Bank plc	10/07/16	USD	15,152,620	(331,702)
MYR	306,000	JPMorgan Chase Bank N.A.	01/11/16	USD	82,781	(11,544)
MYR	1,022,000	JPMorgan Chase Bank N.A.	01/11/16	USD	276,478	(38,555)
MYR	10,421,193	HSBC Bank plc	02/29/16	USD	2,423,815	(6,027)
MYR	21,469,000	HSBC Bank plc	04/01/16	USD	4,749,253	220,363
MYR	54,230,000	JPMorgan Chase Bank N.A.	07/27/16	USD	13,851,852	(1,379,918)
MYR	7,610,828	HSBC Bank plc	08/08/16	USD	1,898,435	(149,104)
SGD	2,190,000	JPMorgan Chase Bank N.A.	01/25/16	USD	1,592,611	(49,170)
SGD	4,796,300	JPMorgan Chase Bank N.A.	01/27/16	USD	3,487,711	(107,660)
SGD	1,398,000	Deutsche Bank AG	02/24/16	USD	991,982	(7,632)
SGD	2,961,000	Deutsche Bank AG	02/26/16	USD	2,083,157	1,598
SGD	10,161,130	Morgan Stanley & Co.	02/26/16	USD	7,183,549	(29,389)
SGD	4,687,000	Deutsche Bank AG	03/14/16	USD	3,293,746	4,450
SGD	4,013,100	HSBC Bank plc	03/16/16	USD	2,832,810	(9,030)
SGD	1,398,000	HSBC Bank plc	08/17/16	USD	993,957	(13,976)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	23,199,000	JPMorgan Chase Bank N.A.	05/18/16	USD	16,424,892	$(374,064)
AUD	5,331,000	Citibank N.A.	05/19/16	USD	3,755,583	(104,559)
AUD	16,989,000	JPMorgan Chase Bank N.A.	05/19/16	USD	11,960,256	(341,366)
AUD	13,314,000	Citibank N.A.	06/14/16	USD	9,528,297	(101,641)
AUD	19,754,000	JPMorgan Chase Bank N.A.	06/14/16	USD	14,293,105	5,153
AUD	190,000	Citibank N.A.	06/17/16	USD	136,411	(998)
AUD	383,100	Citibank N.A.	06/20/16	USD	291,447	14,424
AUD	960,000	JPMorgan Chase Bank N.A.	06/20/16	USD	728,381	34,195
AUD	29,844,000	JPMorgan Chase Bank N.A.	06/22/16	USD	22,630,705	1,052,043
AUD	13,227,000	Citibank N.A.	09/14/16	USD	9,528,466	(3,871)
AUD	13,389,000	JPMorgan Chase Bank N.A.	12/12/16	USD	9,528,670	(91,915)
AUD	6,655,000	JPMorgan Chase Bank N.A.	12/14/16	USD	4,764,181	(17,427)
EUR	14,641,000	Barclays Bank plc	01/05/16	USD	17,844,833	1,933,729
EUR	10,266,434	Deutsche Bank AG	01/07/16	USD	12,313,766	1,156,135
EUR	13,187,000	Barclays Bank plc	01/11/16	USD	15,691,739	1,358,509
EUR	8,953,000	Standard Chartered Bank	01/13/16	USD	10,633,926	902,229
EUR	12,261,000	JPMorgan Chase Bank N.A.	01/15/16	USD	14,501,072	1,173,016
EUR	12,261,000	Barclays Bank plc	01/19/16	USD	14,510,562	1,181,219
EUR	776,000	Barclays Bank plc	01/19/16	USD	858,466	14,850
EUR	12,208,000	JPMorgan Chase Bank N.A.	01/19/16	USD	14,425,583	1,153,858
EUR	1,218,000	Barclays Bank plc	01/20/16	USD	1,328,448	4,288
EUR	913,000	Barclays Bank plc	01/21/16	USD	1,065,562	72,962
EUR	670,000	Deutsche Bank AG	01/22/16	USD	729,496	1,064
EUR	12,323,000	JPMorgan Chase Bank N.A.	01/25/16	USD	14,425,661	1,026,975
EUR	1,858,400	Citibank N.A.	01/29/16	USD	2,117,312	96,496
EUR	9,760,000	Deutsche Bank AG	01/29/16	USD	11,135,672	522,687
EUR	8,440,000	Deutsche Bank AG	02/03/16	USD	9,590,372	411,642
EUR	3,073,000	Barclays Bank plc	02/08/16	USD	3,375,506	33,124
EUR	2,553,000	Citibank N.A.	02/09/16	USD	2,932,376	155,508
EUR	6,590,000	Goldman Sachs & Co.	02/09/16	USD	7,575,205	407,340
EUR	419,000	HSBC Bank plc	02/10/16	USD	475,875	20,122
EUR	1,915,000	Barclays Bank plc	02/11/16	USD	2,176,455	93,428
EUR	1,023,000	Barclays Bank plc	02/11/16	USD	1,162,640	49,879
EUR	900,000	Goldman Sachs & Co.	02/12/16	USD	988,857	9,865
EUR	446,000	Standard Chartered Bank	02/16/16	USD	507,336	22,143
EUR	1,022,000	Goldman Sachs & Co.	02/17/16	USD	1,174,206	62,368
EUR	1,912,000	JPMorgan Chase Bank N.A.	02/17/16	USD	2,195,072	114,998
EUR	2,080,000	Barclays Bank plc	02/22/16	USD	2,384,034	120,910
EUR	1,313,000	Deutsche Bank AG	02/22/16	USD	1,453,832	25,235
EUR	1,120,359	Bank of America N.A.	02/26/16	USD	1,279,260	60,142
EUR	4,757,839	Barclays Bank plc	02/26/16	USD	5,429,313	252,077
EUR	1,673,320	Deutsche Bank AG	02/26/16	USD	1,906,413	85,593
EUR	720,000	Deutsche Bank AG	03/02/16	USD	811,512	27,947
EUR	1,516,100	Deutsche Bank AG	03/04/16	USD	1,709,403	59,373
EUR	3,548,416	Barclays Bank plc	03/09/16	USD	3,953,077	90,691
EUR	8,070,000	Deutsche Bank AG	03/09/16	USD	8,971,016	186,967
EUR	714,000	HSBC Bank plc	03/09/16	USD	793,897	16,721
EUR	10,839,830	Citibank N.A.	03/10/16	USD	11,894,545	95,251
EUR	2,023,000	Morgan Stanley & Co.	03/10/16	USD	2,217,511	15,450
EUR	651,717	Barclays Bank plc	03/16/16	USD	697,428	(12,095)
EUR	462,068	Citibank N.A.	03/16/16	USD	495,106	(7,947)
EUR	225,000	JPMorgan Chase Bank N.A.	03/16/16	USD	240,941	(4,016)
EUR	281,896	Barclays Bank plc	03/21/16	USD	320,347	13,403
EUR	399,325	Barclays Bank plc	03/23/16	USD	429,039	(5,793)
EUR	3,307,000	Deutsche Bank AG	03/23/16	USD	3,727,981	126,935
EUR	685,747	Barclays Bank plc	03/24/16	USD	766,590	19,847
EUR	6,962,400	Bank of America N.A.	03/29/16	USD	7,669,223	86,456

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	6,928,900	Bank of America N.A.	03/29/16	USD	7,669,184	$122,902
EUR	885,700	Bank of America N.A.	03/29/16	USD	981,621	17,003
EUR	840,650	Citibank N.A.	03/29/16	USD	949,350	33,796
EUR	31,188,000	Deutsche Bank AG	03/29/16	USD	34,337,988	371,062
EUR	24,145,000	Deutsche Bank AG	03/29/16	USD	26,583,645	287,267
EUR	9,737,000	Deutsche Bank AG	03/29/16	USD	10,720,437	115,847
EUR	8,042,000	Deutsche Bank AG	03/29/16	USD	8,854,242	95,680
EUR	7,170,000	Deutsche Bank AG	03/29/16	USD	7,894,170	85,306
EUR	1,538,000	Deutsche Bank AG	03/29/16	USD	1,735,633	60,593
EUR	1,040,000	Deutsche Bank AG	03/29/16	USD	1,146,184	13,517
EUR	4,150,100	Bank of America N.A.	03/30/16	USD	4,601,486	81,473
EUR	1,815,000	Barclays Bank plc	03/30/16	USD	2,006,092	29,315
EUR	1,815,000	Barclays Bank plc	03/31/16	USD	2,039,751	62,918
EUR	205,485	Deutsche Bank AG	03/31/16	USD	225,540	1,733
EUR	1,200,000	Goldman Sachs & Co.	03/31/16	USD	1,318,080	11,083
EUR	1,620,000	HSBC Bank plc	03/31/16	USD	1,820,661	56,215
EUR	1,005,008	Barclays Bank plc	04/01/16	USD	1,097,439	2,788
EUR	1,865,900	Citibank N.A.	04/08/16	USD	2,070,742	37,983
EUR	4,186,153	Deutsche Bank AG	04/13/16	USD	4,532,892	(28,349)
EUR	1,069,000	JPMorgan Chase Bank N.A.	04/13/16	USD	1,217,281	52,496
EUR	1,911,000	Standard Chartered Bank	04/13/16	USD	2,050,933	(31,297)
EUR	3,696,678	HSBC Bank plc	04/18/16	USD	3,938,810	(89,750)
EUR	274,083	JPMorgan Chase Bank N.A.	04/21/16	USD	298,605	(114)
EUR	989,372	Barclays Bank plc	04/22/16	USD	1,071,228	(7,109)
EUR	3,529,000	Deutsche Bank AG	04/27/16	USD	3,907,309	60,358
EUR	8,218,000	Deutsche Bank AG	04/28/16	USD	9,111,297	152,593
EUR	692,175	Barclays Bank plc	04/29/16	USD	756,523	1,937
EUR	1,370,039	Deutsche Bank AG	04/29/16	USD	1,518,140	24,569
EUR	4,118,000	Goldman Sachs & Co.	04/29/16	USD	4,567,191	77,883
EUR	5,010,000	Standard Chartered Bank	04/29/16	USD	5,517,513	55,775
EUR	4,170,000	Bank of America N.A.	05/04/16	USD	4,617,024	70,290
EUR	3,083,128	Barclays Bank plc	05/05/16	USD	3,467,201	105,422
EUR	652,963	Barclays Bank plc	05/06/16	USD	712,268	268
EUR	7,580,000	Goldman Sachs & Co.	05/09/16	USD	8,285,092	18,945
EUR	2,440,000	Goldman Sachs & Co.	05/12/16	USD	2,624,098	(37,031)
EUR	1,623,000	Morgan Stanley & Co.	05/12/16	USD	1,754,009	(16,079)
EUR	17,552,000	Standard Chartered Bank	05/12/16	USD	18,850,146	(292,535)
EUR	7,408,999	Goldman Sachs & Co.	05/16/16	USD	8,016,018	(65,482)
EUR	2,080,000	Barclays Bank plc	05/18/16	USD	2,389,088	120,143
EUR	86,267	Deutsche Bank AG	05/19/16	USD	92,269	(1,837)
EUR	469,000	Barclays Bank plc	05/23/16	USD	525,995	14,309
EUR	1,287,000	Deutsche Bank AG	05/23/16	USD	1,442,109	37,972
EUR	1,154,000	Goldman Sachs & Co.	05/24/16	USD	1,240,342	(18,731)
EUR	1,115,456	Barclays Bank plc	05/26/16	USD	1,299,255	82,157
EUR	195,330	Barclays Bank plc	06/06/16	USD	217,290	4,085
EUR	1,380,000	Deutsche Bank AG	06/06/16	USD	1,469,838	(36,448)
EUR	263,000	Standard Chartered Bank	06/09/16	USD	285,932	(1,163)
EUR	2,021,800	Deutsche Bank AG	06/13/16	USD	2,290,497	83,178
EUR	1,529,000	Bank of America N.A.	06/15/16	USD	1,685,050	15,641
EUR	1,546,000	Deutsche Bank AG	06/15/16	USD	1,761,729	73,759
EUR	1,069,000	JPMorgan Chase Bank N.A.	07/13/16	USD	1,219,943	51,660
EUR	3,870,000	Morgan Stanley & Co.	07/18/16	USD	4,272,480	42,247
EUR	4,966,000	Morgan Stanley & Co.	07/22/16	USD	5,428,583	(502)
EUR	609,000	Deutsche Bank AG	07/25/16	USD	671,569	5,702
EUR	799,500	Citibank N.A.	07/28/16	USD	882,836	8,581
EUR	146,322	Barclays Bank plc	08/05/16	USD	161,522	1,469
EUR	5,009,000	Citibank N.A.	08/05/16	USD	5,540,705	61,674

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	5,009,000	HSBC Bank plc	08/05/16	USD	5,529,435	$50,403
EUR	1,362,600	JPMorgan Chase Bank N.A.	08/05/16	USD	1,504,344	13,882
EUR	649,410	Citibank N.A.	08/10/16	USD	713,279	2,794
EUR	1,943,000	Deutsche Bank AG	08/11/16	USD	2,144,965	19,150
EUR	650,000	Morgan Stanley & Co.	08/15/16	USD	733,892	22,625
EUR	650,000	Morgan Stanley & Co.	08/17/16	USD	728,774	17,452
EUR	2,341,000	Barclays Bank plc	08/18/16	USD	2,620,691	58,742
EUR	4,440,000	Deutsche Bank AG	10/03/16	USD	5,033,184	165,543
EUR	2,310,000	JPMorgan Chase Bank N.A.	10/07/16	USD	2,610,046	77,140
EUR	3,012,496	Deutsche Bank AG	10/11/16	USD	3,416,170	112,401
EUR	3,220,000	Goldman Sachs & Co.	10/11/16	USD	3,648,646	117,310
EUR	3,821,000	HSBC Bank plc	10/13/16	USD	4,333,434	142,621
EUR	1,079,000	JPMorgan Chase Bank N.A.	10/13/16	USD	1,234,506	51,075
EUR	2,313,904	Barclays Bank plc	10/27/16	USD	2,576,011	36,598
EUR	92,609	Deutsche Bank AG	11/04/16	USD	103,148	1,478
EUR	1,618,000	Deutsche Bank AG	11/09/16	USD	1,778,991	2,290
EUR	9,537,000	Citibank N.A.	11/14/16	USD	10,308,162	(166,572)
EUR	1,525,000	Deutsche Bank AG	11/14/16	USD	1,660,451	(14,496)
EUR	413,121	JPMorgan Chase Bank N.A.	11/14/16	USD	446,466	(7,275)
EUR	309,733	Deutsche Bank AG	11/17/16	USD	336,593	(3,640)
EUR	1,340,000	JPMorgan Chase Bank N.A.	12/15/16	USD	1,491,326	17,563
JPY	296,207,000	Deutsche Bank AG	01/07/16	USD	2,486,961	22,442
JPY	174,225,000	Goldman Sachs & Co.	01/08/16	USD	1,471,309	21,673
JPY	44,450,000	Citibank N.A.	01/14/16	USD	374,928	5,029
JPY	133,330,000	Standard Chartered Bank	01/14/16	USD	1,131,642	22,111
JPY	554,560,000	Barclays Bank plc	01/15/16	USD	4,719,941	104,977
JPY	360,500,000	JPMorgan Chase Bank N.A.	01/15/16	USD	3,056,743	56,716
JPY	183,890,000	HSBC Bank plc	01/19/16	USD	1,497,988	(32,434)
JPY	248,150,000	Standard Chartered Bank	01/19/16	USD	2,009,995	(55,229)
JPY	55,370,000	JPMorgan Chase Bank N.A.	01/20/16	USD	476,553	15,728
JPY	105,570,000	Deutsche Bank AG	01/22/16	USD	854,403	(24,252)
JPY	359,980,000	Goldman Sachs & Co.	01/27/16	USD	3,077,410	81,025
JPY	189,600,000	JPMorgan Chase Bank N.A.	01/27/16	USD	1,533,125	(45,059)
JPY	2,961,408,150	Deutsche Bank AG	01/28/16	USD	25,335,000	684,495
JPY	443,025,359	HSBC Bank plc	01/28/16	USD	3,785,975	98,271
JPY	342,205,982	Deutsche Bank AG	01/29/16	USD	2,918,950	70,402
JPY	109,070,000	Citibank N.A.	02/12/16	USD	877,544	(30,611)
JPY	105,370,000	Deutsche Bank AG	02/12/16	USD	848,117	(29,231)
JPY	133,761,000	Goldman Sachs & Co.	02/12/16	USD	1,135,059	21,317
JPY	164,870,000	HSBC Bank plc	02/12/16	USD	1,399,587	26,821
JPY	164,783,000	JPMorgan Chase Bank N.A.	02/12/16	USD	1,398,879	26,837
JPY	218,400,000	Citibank N.A.	02/16/16	USD	1,837,008	18,386
JPY	109,360,000	JPMorgan Chase Bank N.A.	02/16/16	USD	922,889	12,245
JPY	156,373,020	Goldman Sachs & Co.	02/17/16	USD	1,325,993	23,845
JPY	196,520,000	JPMorgan Chase Bank N.A.	02/17/16	USD	1,663,471	27,012
JPY	149,920,000	Deutsche Bank AG	02/24/16	USD	1,218,634	(29,954)
JPY	300,880,000	HSBC Bank plc	02/24/16	USD	2,445,284	(60,553)
JPY	54,700,000	Barclays Bank plc	02/25/16	USD	463,473	7,902
JPY	144,240,000	HSBC Bank plc	02/25/16	USD	1,222,725	21,418
JPY	468,190,000	Barclays Bank plc	02/26/16	USD	3,944,480	45,067
JPY	36,614,000	Deutsche Bank AG	02/29/16	USD	309,920	4,955
JPY	488,094,000	HSBC Bank plc	02/29/16	USD	4,086,863	21,431
JPY	338,400,000	JPMorgan Chase Bank N.A.	03/03/16	USD	2,855,756	36,986
JPY	159,900,000	HSBC Bank plc	03/04/16	USD	1,345,110	13,165
JPY	578,374,700	Barclays Bank plc	03/09/16	USD	4,849,452	30,969
JPY	109,701,956	Citibank N.A.	03/16/16	USD	913,271	(935)
JPY	465,903,000	Citibank N.A.	03/22/16	USD	3,873,616	(9,994)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	200,950,000	Morgan Stanley & Co.	03/22/16	USD	1,670,491	$(4,561)
JPY	160,844,000	Deutsche Bank AG	03/24/16	USD	1,339,585	(1,269)
JPY	250,376,450	Barclays Bank plc	03/28/16	USD	2,113,666	26,082
JPY	109,471,259	JPMorgan Chase Bank N.A.	03/29/16	USD	910,780	(2,006)
JPY	66,105,000	JPMorgan Chase Bank N.A.	03/31/16	USD	553,539	2,300
JPY	100,800,000	Citibank N.A.	04/13/16	USD	843,769	2,815
JPY	177,260,000	Barclays Bank plc	04/18/16	USD	1,496,939	17,852
JPY	104,580,000	JPMorgan Chase Bank N.A.	04/20/16	USD	880,140	7,450
JPY	627,180,000	JPMorgan Chase Bank N.A.	04/21/16	USD	5,318,781	84,972
JPY	106,500,000	JPMorgan Chase Bank N.A.	04/21/16	USD	903,201	14,460
JPY	796,134,720	Deutsche Bank AG	05/13/16	USD	6,687,960	39,426
JPY	791,049,590	Morgan Stanley & Co.	05/13/16	USD	6,649,096	43,029
JPY	93,849,000	Standard Chartered Bank	05/16/16	USD	767,794	(16,018)
JPY	8,630,050	Bank of America N.A.	05/18/16	USD	70,508	(1,574)
JPY	8,617,300	Citibank N.A.	05/18/16	USD	72,880	905
JPY	8,604,125	Bank of America N.A.	05/19/16	USD	72,344	476
JPY	8,627,500	Barclays Bank plc	05/19/16	USD	72,524	462
JPY	379,208,000	Citibank N.A.	05/19/16	USD	3,093,808	(73,588)
JPY	8,634,400	HSBC Bank plc	05/19/16	USD	72,935	815
JPY	275,190,000	JPMorgan Chase Bank N.A.	05/20/16	USD	2,317,068	18,423
JPY	79,941,000	HSBC Bank plc	05/25/16	USD	654,096	(13,756)
JPY	427,709,000	Barclays Bank plc	05/26/16	USD	3,632,348	59,018
JPY	350,622,000	Standard Chartered Bank	05/26/16	USD	2,957,837	28,537
JPY	462,800,000	Citibank N.A.	06/08/16	USD	3,756,625	(111,528)
JPY	693,100,000	HSBC Bank plc	06/09/16	USD	5,645,746	(147,479)
JPY	596,690,000	Barclays Bank plc	06/10/16	USD	4,805,196	(182,358)
JPY	895,640,000	Citibank N.A.	06/10/16	USD	7,218,537	(267,850)
JPY	635,480,000	HSBC Bank plc	06/10/16	USD	5,126,286	(185,502)
JPY	210,400,000	Deutsche Bank AG	06/13/16	USD	1,708,541	(50,303)
JPY	588,770,000	JPMorgan Chase Bank N.A.	06/13/16	USD	4,776,399	(145,439)
JPY	119,465,000	Citibank N.A.	06/16/16	USD	974,024	(24,745)
JPY	930,530,000	HSBC Bank plc	06/16/16	USD	7,760,884	(18,673)
JPY	248,300,000	JPMorgan Chase Bank N.A.	06/16/16	USD	2,023,511	(52,364)
JPY	929,100,000	Deutsche Bank AG	06/17/16	USD	7,680,607	(87,250)
JPY	599,020,000	Citibank N.A.	06/20/16	USD	4,943,674	(65,002)
JPY	930,710,000	Deutsche Bank AG	06/22/16	USD	7,616,285	(166,312)
JPY	811,652,000	Barclays Bank plc	06/30/16	USD	6,619,651	(169,168)
JPY	353,334,000	Citibank N.A.	07/25/16	USD	2,872,681	(85,497)
JPY	544,000,000	JPMorgan Chase Bank N.A.	07/25/16	USD	4,422,045	(132,423)
JPY	411,460,000	Barclays Bank plc	07/29/16	USD	3,368,550	(76,813)
JPY	408,503,000	Citibank N.A.	08/10/16	USD	3,306,833	(115,392)
JPY	105,370,000	Barclays Bank plc	08/12/16	USD	854,277	(28,527)
JPY	338,124,000	Deutsche Bank AG	08/18/16	USD	2,746,475	(87,048)
JPY	639,006,000	HSBC Bank plc	08/22/16	USD	5,185,895	(169,904)
JPY	457,974,000	JPMorgan Chase Bank N.A.	08/22/16	USD	3,716,220	(122,268)
JPY	151,705,000	Barclays Bank plc	08/24/16	USD	1,237,600	(34,009)
JPY	446,759,000	JPMorgan Chase Bank N.A.	08/26/16	USD	3,792,167	47,085
JPY	256,658,000	Deutsche Bank AG	08/29/16	USD	2,157,697	5,934
JPY	244,017,000	JPMorgan Chase Bank N.A.	08/29/16	USD	2,050,589	4,805
JPY	150,260,000	JPMorgan Chase Bank N.A.	08/31/16	USD	1,257,390	(2,456)
JPY	383,980,000	Barclays Bank plc	09/20/16	USD	3,178,906	(43,100)
JPY	109,297,635	Barclays Bank plc	09/20/16	USD	916,657	(468)
JPY	55,370,000	JPMorgan Chase Bank N.A.	10/19/16	USD	471,479	6,284
JPY	698,590,000	Barclays Bank plc	10/24/16	USD	5,882,492	11,860
JPY	94,232,353	Citibank N.A.	11/09/16	USD	782,921	(9,560)
JPY	229,154,000	Citibank N.A.	11/14/16	USD	1,883,096	(44,508)
JPY	8,128,806,420	Goldman Sachs & Co.	11/14/16	USD	66,807,532	(1,570,598)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	157,477,000	HSBC Bank plc	11/14/16	USD	1,293,074	$(31,596)
JPY	92,567,000	JPMorgan Chase Bank N.A.	11/14/16	USD	759,487	(19,171)
JPY	119,300,000	Morgan Stanley & Co.	11/16/16	USD	982,823	(20,802)
JPY	306,357,000	Deutsche Bank AG	11/18/16	USD	2,522,765	(54,742)
JPY	425,961,000	Citibank N.A.	11/21/16	USD	3,494,491	(89,798)
MXN	521,116,000	Citibank N.A.	02/16/16	USD	31,066,889	920,648
MXN	16,965,000	HSBC Bank plc	03/11/16	USD	1,010,579	30,819
MXN	260,397,780	HSBC Bank plc	10/07/16	USD	15,235,959	415,041
MYR	1,328,000	JPMorgan Chase Bank N.A.	01/11/16	USD	362,574	53,414
MYR	10,421,193	HSBC Bank plc	02/29/16	USD	2,454,934	37,146
MYR	54,230,000	JPMorgan Chase Bank N.A.	07/27/16	USD	12,647,659	175,726
MYR	7,610,828	HSBC Bank plc	08/08/16	USD	1,774,086	24,754
SGD	2,190,000	JPMorgan Chase Bank N.A.	01/25/16	USD	1,522,446	(20,995)
SGD	4,796,300	JPMorgan Chase Bank N.A.	01/27/16	USD	3,334,121	(45,929)
SGD	1,398,000	Deutsche Bank AG	02/24/16	USD	970,247	(14,103)
SGD	2,961,000	Deutsche Bank AG	02/26/16	USD	2,103,506	18,751
SGD	10,161,130	Morgan Stanley & Co.	02/26/16	USD	7,161,121	6,962
SGD	4,687,000	Deutsche Bank AG	03/14/16	USD	3,328,481	30,285
SGD	4,013,100	HSBC Bank plc	03/16/16	USD	2,825,808	2,028
SGD	1,398,000	HSBC Bank plc	08/17/16	USD	979,499	(482)

Cross Currency Contracts to Buy
EUR	8,425,726	Deutsche Bank AG	01/21/16	PLN	35,870,000	19,236
IDR	40,930,000,000	JPMorgan Chase Bank N.A.	06/23/16	AUD	3,720,909	153,890
IDR	17,930,000,000	JPMorgan Chase Bank N.A.	06/24/16	AUD	1,633,415	64,676
MYR	116,701,051	JPMorgan Chase Bank N.A.	01/14/16	EUR	27,329,817	(2,545,475)
MYR	48,436,950	JPMorgan Chase Bank N.A.	04/08/16	JPY	1,326,876,964	138,937
MYR	44,900,000	JPMorgan Chase Bank N.A.	04/13/16	JPY	1,262,604,164	(147,948)
MYR	10,283,480	Deutsche Bank AG	10/17/16	EUR	2,123,633	26,307
PLN	35,870,000	Deutsche Bank AG	01/21/16	EUR	8,415,842	(8,490)

Net Unrealized Appreciation						$6,962,455

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	3M LIBOR	3.018%	08/22/23	JPMorgan Chase Bank N.A.	USD	26,870,000	$(1,967,499)	$—	$(1,967,499)
Receive	3M LIBOR	3.848%	08/22/43	JPMorgan Chase Bank N.A.	USD	15,360,000	(3,978,356)	—	(3,978,356)

Totals							$(5,945,855)	$—	$(5,945,855)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	0.926%	10/17/17	USD	74,980,000	$228,277
Receive	3M LIBOR	1.817%	02/03/25	USD	8,640,000	221,674
Receive	3M LIBOR	1.914%	01/22/25	USD	35,110,000	603,172
Receive	3M LIBOR	1.937%	01/29/25	USD	6,480,000	99,296
Receive	3M LIBOR	1.942%	01/30/25	USD	5,480,000	81,797
Receive	3M LIBOR	1.970%	01/23/25	USD	43,890,000	549,318

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	1.973%	01/27/25	USD	25,900,000	$318,238
Receive	3M LIBOR	2.731%	07/07/24	USD	14,050,000	(729,321)

Net Unrealized Appreciation						$1,372,451

Cash in the amount of $5,173,000 has been deposited in segregated accounts held by the counterparties as collateral for forward foreign exchange contracts.

(AUD)—	Australian Dollar
(CLP)—	Chilean Peso
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PLN)—	Polish Zloty
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$970,555,925	$—	$970,555,925
Short-Term Investments
Discount Note	—	107,509,731	—	107,509,731
Mutual Fund	3,105,825	—	—	3,105,825
Repurchase Agreement	—	231,278,204	—	231,278,204
Total Short-Term Investments	3,105,825	338,787,935	—	341,893,760
Total Investments	$3,105,825	$1,309,343,860	$—	$1,312,449,685

Collateral for Securities Loaned (Liability)	$—	$(3,105,825)	$—	$(3,105,825)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$22,922,381	$—	$22,922,381
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(15,959,926)	—	(15,959,926)
Total Forward Contracts	$—	$6,962,455	$—	$6,962,455
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,101,772	$—	$2,101,772
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(729,321)	—	(729,321)
Total Centrally Cleared Swap Contracts	$—	$1,372,451	$—	$1,372,451
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(5,945,855)	$—	$(5,945,855)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,081,171,481
Repurchase Agreement	231,278,204
Cash denominated in foreign currencies (c)	4,318,659
Cash collateral (d)	18,797,772
Unrealized appreciation on forward foreign currency exchange contracts	22,922,381
Receivable for:
Open OTC swap contracts cash collateral	100,000
Fund shares sold	6,671
Interest	11,888,732
Interest on OTC swap contracts	14,670
Prepaid expenses	3,832

Total Assets	1,370,502,402
Liabilities
OTC swap contracts at market value	5,945,855
Unrealized depreciation on forward foreign currency exchange contracts	15,959,926
Collateral for securities loaned	3,105,825
Payables for:
Fund shares redeemed	58,813
Foreign taxes	385,803
Variation margin on centrally cleared swap contracts	518,785
Interest on OTC swap contracts	494,591
Accrued Expenses:
Management fees	689,014
Distribution and service fees	12,407
Deferred trustees’ fees	81,937
Other expenses	764,408

Total Liabilities	28,017,364

Net Assets	$1,342,485,038

Net Assets Consist of:
Paid in surplus	$1,455,084,318
Accumulated net investment loss	(10,662,044)
Accumulated net realized loss	(1,449,603)
Unrealized depreciation on investments, swap contracts and foreign currency transactions (e)	(100,487,633)

Net Assets	$1,342,485,038

Net Assets
Class A	$1,284,525,799
Class B	57,959,239
Capital Shares Outstanding*
Class A	128,949,987
Class B	5,859,835
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.96
Class B	9.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,183,588,463.
(b)	Includes securities loaned at value of $335,484.
(c)	Identified cost of cash denominated in foreign currencies was $4,329,597.
(d)	Includes collateral of $11,450,000 for forward foreign currency exchange contracts and OTC swap contracts and $7,347,772 for centrally cleared swap contracts.
(e)	Includes foreign capital gains tax of $385,803.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Interest (a)	$46,850,783
Securities lending income	175,871

Total investment income	47,026,654
Expenses
Management fees	8,530,448
Administration fees	34,329
Custodian and accounting fees	1,547,139
Distribution and service fees—Class B	155,670
Audit and tax services	97,679
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	54,489
Insurance	9,162
Miscellaneous	19,994

Total expenses	10,510,543

Net Investment Income	36,516,111

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(75,073,500)
Swap contracts	(4,058,136)
Foreign currency transactions	106,262,170

Net realized gain	27,130,534

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(45,351,188)
Swap contracts	870,251
Foreign currency transactions	(75,475,413)

Net change in unrealized depreciation	(119,956,350)

Net realized and unrealized loss	(92,825,816)

Net Decrease in Net Assets From Operations	$(56,309,705)

(a)	Net of foreign withholding taxes of $2,016,308.
(b)	Includes change in foreign capital gains tax of $217,788.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,516,111	$36,324,641
Net realized gain	27,130,534	2,240,462
Net change in unrealized depreciation	(119,956,350)	(19,339,966)

Increase (decrease) in net assets from operations	(56,309,705)	19,225,137

From Distributions to Shareholders
Net investment income
Class A	(113,703,758)	(60,444,741)
Class B	(5,086,439)	(3,157,552)
Net realized capital gains
Class A	(2,445,242)	0
Class B	(113,032)	0

Total distributions	(121,348,471)	(63,602,293)

Increase in net assets from capital share transactions	75,459,255	167,260,154

Total increase (decrease) in net assets	(102,198,921)	122,882,998

Net Assets
Beginning of period	1,444,683,959	1,321,800,961

End of period	$1,342,485,038	$1,444,683,959

Undistributed net investment income (loss)
End of period	$(10,662,044)	$25,845,725

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,800,842	$20,326,213	13,374,366	$151,454,777
Reinvestments	11,200,482	116,149,000	5,387,232	60,444,741
Redemptions	(6,014,249)	(62,576,295)	(3,534,727)	(40,475,497)

Net increase	6,987,075	$73,898,918	15,226,871	$171,424,021

Class B
Sales	576,984	$6,204,799	419,298	$4,797,172
Reinvestments	504,313	5,199,471	282,935	3,157,552
Redemptions	(929,002)	(9,843,933)	(1,059,442)	(12,118,591)

Net increase (decrease)	152,295	$1,560,337	(357,209)	$(4,163,867)

Increase derived from capital shares transactions		$75,459,255		$167,260,154

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.32	$11.72	$11.88	$11.54	$12.45

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.30	0.43	0.43	0.50
Net realized and unrealized gain (loss) on investments	(0.69)	(0.14)	(0.28)	1.15	(0.47)

Total from investment operations	(0.41)	0.16	0.15	1.58	0.03

Less Distributions
Distributions from net investment income	(0.93)	(0.56)	(0.26)	(1.24)	(0.92)
Distributions from net realized capital gains	(0.02)	0.00	(0.05)	0.00	(0.02)

Total distributions	(0.95)	(0.56)	(0.31)	(1.24)	(0.94)

Net Asset Value, End of Period	$9.96	$11.32	$11.72	$11.88	$11.54

Total Return (%) (b)	(3.95)	1.41	1.27	14.64	(0.06)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.73	0.72	0.73	0.74
Ratio of net investment income to average net assets (%)	2.58	2.56	3.69	3.78	4.09
Portfolio turnover rate (%)	47	28	37	35	46
Net assets, end of period (in millions)	$1,284.5	$1,380.5	$1,251.2	$1,048.6	$926.3

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.24	$11.64	$11.80	$11.48	$12.41

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.26	0.40	0.40	0.46
Net realized and unrealized gain (loss) on investments	(0.68)	(0.13)	(0.27)	1.14	(0.46)

Total from investment operations	(0.43)	0.13	0.13	1.54	0.00

Less Distributions
Distributions from net investment income	(0.90)	(0.53)	(0.24)	(1.22)	(0.91)
Distributions from net realized capital gains	(0.02)	0.00	(0.05)	0.00	(0.02)

Total distributions	(0.92)	(0.53)	(0.29)	(1.22)	(0.93)

Net Asset Value, End of Period	$9.89	$11.24	$11.64	$11.80	$11.48

Total Return (%) (b)	(4.16)	1.14	1.04	14.29	(0.33)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	0.98	0.97	0.98	0.99
Ratio of net investment income to average net assets (%)	2.33	2.31	3.44	3.53	3.81
Portfolio turnover rate (%)	47	28	37	35	46
Net assets, end of period (in millions)	$58.0	$64.2	$70.6	$76.3	$67.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

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available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations, net operating losses, swap transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

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Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $231,278,204, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

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The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Foreign Government in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivatives transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of

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Notes to Financial Statements—December 31, 2015—(Continued)

margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on centrally cleared swap contracts (b) (c)	$2,101,772	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$729,321
			OTC swap contracts at market value (a)	5,945,855
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	22,922,381	Unrealized depreciation on forward foreign currency exchange contracts	15,959,926

Total		$25,024,153		$22,635,102

(a)	Excludes OTC swap interest receivable of $14,670 and OTC swap interest payable of $494,591.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Bank of America N.A.	$454,383	$(1,574)	$—		$452,809
Barclays Bank plc	6,083,087	(559,440)	(4,793,000	)(1)	730,647
Citibank N.A.	1,480,574	(1,480,574)	—		—
Deutsche Bank AG	5,319,704	(849,925)	—		4,469,779
Goldman Sachs & Co.	852,654	(852,654)	—		—
HSBC Bank plc	1,749,843	(1,372,794)	—		377,049
JPMorgan Chase Bank N.A.	5,783,853	(5,783,853)	—		—
Morgan Stanley & Co.	167,488	(133,702)	—		33,786
Standard Chartered Bank	1,030,795	(396,242)	(380,000	)(1)	254,553

	$22,922,381	$(11,430,758)	$(5,173,000)		$6,318,623

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,574	$(1,574)	$—	$—
Barclays Bank plc	559,440	(559,440)	—	—
Citibank N.A.	4,986,194	(1,480,574)	(3,505,620)	—
Deutsche Bank AG	849,925	(849,925)	—	—
Goldman Sachs & Co.	1,691,842	(852,654)	(839,188)	—
HSBC Bank plc	1,372,794	(1,372,794)	—	—
JPMorgan Chase Bank N.A.	11,914,068	(5,783,853)	(6,130,215)	—
Morgan Stanley & Co.	133,702	(133,702)	—	—
Standard Chartered Bank	396,242	(396,242)	—	—

	$21,905,781	$(11,430,758)	$(10,475,023)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received into a segregated account in the counterparty’s name at the custodian.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$110,723,990	$110,723,990
Swap contracts	(4,058,136)	—	(4,058,136)

	$(4,058,136)	$110,723,990	$106,665,854

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(75,816,904)	$(75,816,904)
Swap contracts	870,251	—	870,251

	$870,251	$(75,816,904)	$(74,946,653)

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Notes to Financial Statements—December 31, 2015—(Continued)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,415,109,741
Swap contracts	256,760,000

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

MIST-25

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$351,163,052	$0	$432,301,339

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $8,530,448.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-26

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$118,597,789	$63,602,293	$2,750,682	$—	$121,348,471	$63,602,293

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$3,074,828	$(115,592,173)	$—	$(112,517,345)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-27

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Templeton International Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Templeton International Bond Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Templeton International Bond Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-28

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-29

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-30

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-31

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-32

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Templeton International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board also considered that the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also took into account that the Portfolio’s actual management fees were below the medians of the Expense Universe and the Sub-advised Expense Universe and equal to the Expense Group median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the medians of the Expense Group, the Expense Universe, and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-33

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the MetLife Asset Allocation 100 Portfolio returned -1.67% and -2.01%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned -2.56%.

MARKET ENVIRONMENT / CONDITIONS

2015 marked a year of increasing uncertainty and volatility, especially in the third quarter when the volatility index, VIX, sprung to more than three times its average level. Major factors that impacted the global equity markets were concerns over China’s slowdown and a further and unexpected decline in commodity prices. China’s disappointing economic news, plummeting A-shares stock markets, surprise currency devaluation, and multiple rounds of interest rate cuts throughout the year added a tremendous amount of negative sentiment to the stock markets worldwide. Furthermore, after an approximate 40% price decline in 2014, crude oil plunged again in 2015. Prices of industrial metals fell sharply as well. The overall drop in commodity prices hurt many companies in the Energy, Materials, and Industrials sectors. Another theme in 2015 was the U.S. dollar’s continuous strengthening as a result of divergent central bank policies globally. While the Federal Reserve (the “Fed”) finally made their first move in nine years to raise interest rates in December, the European Central Bank, the Bank of Japan, and the People’s Bank of China further eased their monetary policies in 2015. As a result, the U.S. dollar strengthened against many other currencies, including those of both developed and emerging countries, leading to diminished returns for U.S. investors who invest in stocks and bonds outside the U.S.

The U.S. stock market, as measured by the S&P 500 Index, produced a modestly positive return of 1.4% in 2015. Mid cap (represented by the S&P Mid Cap 400 Index) and small cap stocks (S&P Small Cap 600) underperformed their large cap counterparts, and finished the year in negative territory with a return of -2.2% and -2.0% respectively. Stocks with a growth orientation noticeably outpaced those with a value bias. From a sector perspective, the Consumer, Health Care, and Information Technology sectors performed better than the broad market, while Energy and Materials significantly trailed as a result of falling commodity prices. Due to the risk-off sentiment dominating a big part of the year, stocks with low volatility and high quality characteristics significantly outperformed the rest. Developed markets outside U.S., in particular, Europe and Japan delivered solid performance, thanks to continuous accommodative monetary policies. The MSCI EAFE Index advanced 5.3% in local currency terms for the year. However, with currency depreciation, the return in U.S. dollar terms was slightly negative at -0.8%. Emerging markets, on the other hand, struggled and produced a loss of 5.8% in local currency terms and a woeful -14.9% return in dollar terms.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 100 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by the underlying portfolios.

Over the twelve month period, the Portfolio outperformed the Dow Jones Aggressive Index due primarily to strong security selection within underlying portfolios, in addition to a greater domestic orientation relative to the Dow Jones Index.

Domestic equity portfolios in aggregate produced strong results. While most value oriented portfolios detracted from performance, as value significantly underperformed growth in 2015, positive contribution generated from portfolios with a growth style more than offset the detraction from value portfolios. Among all value portfolios, the Invesco Comstock Portfolio was the largest performance detractor. The Invesco Comstock Portfolio’s contrarian investment style was not rewarded in this market environment where uncertainty was disproportionately punished. The BlackRock Large Cap Value Portfolio was another detractor, where underperformance was largely driven by weak stock selection within the Utilities, Financials, and Consumer Discretionary sectors. On the positive side, the Jennison Growth Portfolio considerably outpaced the Russell 1000 Growth Index, aided by the portfolio’s retail industry exposure where an overweight position combined with strong stock selection significantly contributed to performance. In addition, the portfolio’s underweight to the Industrials sector also proved to be beneficial. The T. Rowe Price Large Cap Growth Portfolio produced a sizable contribution as well. Its strong relative performance was attributable to both industry positioning and strong stock selection. From an industry positioning perspective, focusing more on software and services companies and less on hardware within the Technology sector, and an overweight to retail and an underweight to media within the Consumer Discretionary sector proved to be beneficial in 2015. In terms of stock selection, the portfolio delivered its strongest results in the retail area. In particular, a sizable positon in Amazon added significantly to performance as the stock price more than doubled in the past year.

Among the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio was by far the top detractor as a result of plunging commodity prices. The portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, driven largely by the portfolio’s industry positioning. Within the Energy sector, an overweight to industries that are more sensitive to oil prices such as oil & gas exploration & production and an underweight to integrated oil & gas companies proved to be detrimental in last year’s environment. Within the

MIST-1

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Materials sector, a higher exposure to metals & mining and a lighter exposure to containers & packaging also detracted from performance. Conversely, the Met/Dimensional International Small Company Portfolio contributed positively to relative performance as small cap stocks outside the U.S. in general outpaced their large cap counterparts. The Baillie Gifford International Stock Portfolio was another positive performer on a relative basis, which was driven largely by strong stock selection, especially within the diversified financial area where a number of exchange stocks delivered strong performance. However, positive contributions from these portfolios were not substantial enough to counterbalance the negative impact from the Van Eck Portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 100 Portfolio
Class A	-1.67	8.22	4.88
Class B	-2.01	7.97	4.61
Dow Jones Aggressive Index	-2.56	7.89	6.33

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.2
Jennison Growth Portfolio (Class A)	6.1
ClearBridge Aggressive Growth Portfolio (Class A)	6.0
WMC Core Equity Opportunities Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
MFS Value Portfolio (Class A)	5.1
Invesco Comstock Portfolio (Class A)	5.1
Met/Dimensional International Small Company Portfolio (Class A)	4.6
Harris Oakmark International Portfolio (Class A)	4.4
BlackRock Capital Appreciation Portfolio (Class A)	4.1

MIST-3

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.76%	$1,000.00	$945.90	$3.73
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B(a)	Actual	1.01%	$1,000.00	$944.30	$4.95
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,942,375	$57,700,459
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,828,461	66,738,832
BlackRock Large Cap Value Portfolio (Class A) (a)	6,805,257	57,300,266
Clarion Global Real Estate Portfolio (Class A) (b)	4,254,058	50,112,809
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,456,153	98,779,137
Frontier Mid Cap Growth Portfolio (Class A) (a)	728,016	24,526,846
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	2,177,805	24,369,634
Harris Oakmark International Portfolio (Class A) (b)	5,374,204	72,175,564
Invesco Comstock Portfolio (Class A) (b)	5,908,886	82,547,138
Invesco Mid Cap Value Portfolio (Class A) (b)	891,024	15,690,933
Invesco Small Cap Growth Portfolio (Class A) (b)	2,689,238	40,204,109
Jennison Growth Portfolio (Class A) (a)	6,559,400	100,358,826
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,938,805	29,372,900
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,235,311	29,215,521
Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio) (Class A) (b)	6,583,815	53,592,250
Met/Artisan International Portfolio (Class A) (b)	5,911,290	56,866,611
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	150,355	32,142,919
Met/Dimensional International Small Company Portfolio (Class A) (a)	5,827,733	75,585,697
MetLife Small Cap Value Portfolio (Class A) (b)	2,325,486	29,347,629
MFS Research International Portfolio (Class A) (b)	4,650,804	48,647,413
MFS Value Portfolio (Class A) (a)	5,506,602	83,094,617
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	1,048,910	16,488,869
Neuberger Berman Genesis Portfolio (Class A) (a)	1,454,818	26,332,197
Oppenheimer Global Equity Portfolio (Class A) (b)	1,615,805	33,107,849
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,431,292	100,590,321
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,449,821	83,514,395
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,199,526	25,052,603
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,126,967	24,804,535
Van Eck Global Natural Resources Portfolio (Class A) (a)	7,007,541	53,187,239

Affiliated Investment Companies—(Continued)
WMC Core Equity Opportunities Portfolio (Class A) (a)	2,946,245	83,584,984
WMC Large Cap Research Portfolio (Class A) (b)	4,185,161	58,424,854

Total Mutual Funds (Cost $1,608,467,860)		1,633,457,956

Total Investments—100.0% (Cost $1,608,467,860) (d)		1,633,457,956
Other assets and liabilities (net)—0.0%		(490,543)

Net Assets—100.0%		$1,632,967,413

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,632,754,594. The aggregate unrealized appreciation and depreciation of investments were $109,855,888 and $(109,152,526), respectively, resulting in net unrealized appreciation of $703,362 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,633,457,956	$—	$—	$1,633,457,956
Total Investments	$1,633,457,956	$—	$—	$1,633,457,956

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Affiliated investments at value (a)	$1,633,457,956
Receivable for:
Investments sold	189,335
Fund shares sold	126,260

Total Assets	1,633,773,551
Liabilities
Payables for:
Fund shares redeemed	315,596
Accrued Expenses:
Management fees	101,885
Distribution and service fees	225,668
Deferred trustees’ fees	125,219
Other expenses	37,770

Total Liabilities	806,138

Net Assets	$1,632,967,413

Net Assets Consist of:
Paid in surplus	$1,391,196,018
Undistributed net investment income	37,088,387
Accumulated net realized gain	179,692,912
Unrealized appreciation on affiliated investments	24,990,096

Net Assets	$1,632,967,413

Net Assets
Class A	$581,575,238
Class B	1,051,392,175
Capital Shares Outstanding*
Class A	46,158,236
Class B	83,813,876
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.60
Class B	12.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,608,467,860.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Affiliated Underlying Portfolios	$23,723,462

Total investment income	23,723,462
Expenses
Management fees	1,255,397
Administration fees	22,280
Custodian and accounting fees	25,715
Distribution and service fees—Class B	2,845,774
Audit and tax services	29,775
Legal	26,433
Trustees’ fees and expenses	35,173
Miscellaneous	7,626

Total expenses	4,248,173

Net Investment Income	19,475,289

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	55,291,489
Capital gain distributions from Affiliated Underlying Portfolios	176,733,942

Net realized gain	232,025,431

Net change in unrealized depreciation on affiliated investments	(279,236,778)

Net realized and unrealized loss	(47,211,347)

Net Decrease in Net Assets From Operations	$(27,736,058)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,475,289	$12,618,266
Net realized gain	232,025,431	206,048,396
Net change in unrealized depreciation	(279,236,778)	(126,655,012)

Increase (decrease) in net assets from operations	(27,736,058)	92,011,650

From Distributions to Shareholders
Net investment income
Class A	(9,604,709)	(5,957,726)
Class B	(14,648,605)	(8,551,799)
Net realized capital gains
Class A	(46,539,182)	0
Class B	(85,330,126)	0

Total distributions	(156,122,622)	(14,509,525)

Increase (decrease) in net assets from capital share transactions	16,170,832	(145,510,433)

Total decrease in net assets	(167,687,848)	(68,008,308)

Net Assets
Beginning of period	1,800,655,261	1,868,663,569

End of period	$1,632,967,413	$1,800,655,261

Undistributed net investment income
End of period	$37,088,387	$24,042,354

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,073,682	$14,644,049	1,212,369	$16,611,001
Reinvestments	4,143,461	56,143,891	451,343	5,957,726
Redemptions	(4,069,296)	(55,433,590)	(4,686,992)	(64,293,621)

Net increase (decrease)	1,147,847	$15,354,350	(3,023,280)	$(41,724,894)

Class B
Sales	3,406,502	$45,889,129	5,347,753	$72,593,786
Reinvestments	7,400,350	99,978,731	649,339	8,551,799
Redemptions	(10,641,920)	(145,051,378)	(13,551,678)	(184,931,124)

Net increase (decrease)	164,932	$816,482	(7,554,586)	$(103,785,539)

Increase (decrease) derived from capital shares transactions		$16,170,832		$(145,510,433)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.03	$13.46	$10.48	$9.03	$9.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.12	0.02	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	(0.31)	0.58	3.07	1.44	(0.51)

Total from investment operations	(0.14)	0.70	3.09	1.53	(0.52)

Less Distributions
Distributions from net investment income	(0.22)	(0.13)	(0.11)	(0.08)	(0.13)
Distributions from net realized capital gains	(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.29)	(0.13)	(0.11)	(0.08)	(0.13)

Net Asset Value, End of Period	$12.60	$14.03	$13.46	$10.48	$9.03

Total Return (%) (b)	(1.67)	5.24	29.77	17.05	(5.57)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.08	0.08	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (d)	1.27	0.85	0.15	0.89	(0.08)
Portfolio turnover rate (%)	11	17	13	13	23
Net assets, end of period (in millions)	$581.6	$631.6	$646.3	$68.5	$56.3

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.98	$13.40	$10.43	$8.99	$9.64

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.08	0.13	0.07	0.06
Net realized and unrealized gain (loss) on investments	(0.33)	0.60	2.93	1.43	(0.60)

Total from investment operations	(0.19)	0.68	3.06	1.50	(0.54)

Less Distributions
Distributions from net investment income	(0.18)	(0.10)	(0.09)	(0.06)	(0.11)
Distributions from net realized capital gains	(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.25)	(0.10)	(0.09)	(0.06)	(0.11)

Net Asset Value, End of Period	$12.54	$13.98	$13.40	$10.43	$8.99

Total Return (%) (b)	(2.01)	5.09	29.51	16.74	(5.78)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	1.01	0.60	1.07	0.67	0.61
Portfolio turnover rate (%)	11	17	13	13	23
Net assets, end of period (in millions)	$1,051.4	$1,169.0	$1,222.3	$997.4	$945.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-10

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$244,008,285	$0	$187,764,842

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$1,255,397	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-11

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Asset Allocation Portfolio, may pay annually up to 0.50% of the average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Asset Allocation Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Baillie Gifford International Stock	6,152,045	111,929	(321,599)	5,942,375
BlackRock Capital Appreciation	1,800,228	333,307	(305,074)	1,828,461
BlackRock Large Cap Value	6,522,492	650,900	(368,135)	6,805,257
Clarion Global Real Estate	5,901,439	237,977	(1,885,358)	4,254,058
ClearBridge Aggressive Growth	6,928,014	35,125	(506,986)	6,456,153
Frontier Mid Cap Growth	748,078	92,823	(112,885)	728,016
Goldman Sachs Mid Cap Value	1,711,574	543,206	(76,975)	2,177,805
Harris Oakmark International	4,914,882	665,426	(206,104)	5,374,204
Invesco Comstock	5,834,871	373,622	(299,607)	5,908,886
Invesco Mid Cap Value	907,505	47,762	(64,243)	891,024
Invesco Small Cap Growth	2,359,603	634,502	(304,867)	2,689,238
Jennison Growth	6,765,985	1,101,172	(1,307,757)	6,559,400
JPMorgan Small Cap Value	1,873,546	193,837	(128,578)	1,938,805
Loomis Sayles Small Cap Growth	2,287,123	305,676	(357,488)	2,235,311
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	6,023,856	562,558	(2,599)	6,583,815
Met/Artisan International	5,232,788	706,423	(27,921)	5,911,290
Met/Artisan Mid Cap Value	134,537	19,950	(4,132)	150,355
Met/Dimensional International Small Company	5,079,046	1,249,008	(500,321)	5,827,733
MetLife Small Cap Value	1,612,268	843,927	(130,709)	2,325,486
MFS Research International	4,698,191	147,545	(194,932)	4,650,804
MFS Value	5,044,370	1,057,033	(594,801)	5,506,602
Morgan Stanley Mid Cap Growth	1,094,549	4,460	(50,099)	1,048,910
Neuberger Berman Genesis	1,630,080	6,773	(182,035)	1,454,818
Oppenheimer Global Equity	1,302,141	384,951	(71,287)	1,615,805
T. Rowe Price Large Cap Growth	4,457,248	860,514	(886,470)	4,431,292
T. Rowe Price Large Cap Value	2,574,865	49,559	(174,603)	2,449,821
T. Rowe Price Mid Cap Growth	2,231,799	355,285	(387,558)	2,199,526
T. Rowe Price Small Cap Growth	1,192,106	99,690	(164,829)	1,126,967
Van Eck Global Natural Resources	5,197,216	2,032,562	(222,237)	7,007,541
WMC Core Equity Opportunities	2,136,755	1,160,374	(350,884)	2,946,245
WMC Large Cap Research	4,473,695	363,010	(651,544)	4,185,161

MIST-12

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
Baillie Gifford International Stock	$545,077	$—	$1,041,082	$57,700,459
BlackRock Capital Appreciation	3,179,524	12,336,567	—	66,738,832
BlackRock Large Cap Value	787,279	4,986,561	1,114,350	57,300,266
Clarion Global Real Estate	4,968,846	—	2,191,022	50,112,809
ClearBridge Aggressive Growth	4,531,825	—	443,182	98,779,137
Frontier Mid Cap Growth	762,500	3,380,618	—	24,526,846
Goldman Sachs Mid Cap Value	162,512	6,606,622	240,420	24,369,634
Harris Oakmark International	1,568,330	7,175,211	2,512,515	72,175,564
Invesco Comstock	1,632,439	2,938,722	2,734,091	82,547,138
Invesco Mid Cap Value	136,357	839,975	123,299	15,690,933
Invesco Small Cap Growth	2,719,092	10,484,349	64,361	40,204,109
Jennison Growth	6,147,547	16,277,117	295,035	100,358,826
JPMorgan Small Cap Value	207,041	2,761,856	434,108	29,372,900
Loomis Sayles Small Cap Growth	1,358,678	4,227,010	—	29,215,521
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	(4,115)	—	1,213,138	53,592,250
Met/Artisan International	14,883	—	447,213	56,866,611
Met/Artisan Mid Cap Value	603,831	4,397,999	416,777	32,142,919
Met/Dimensional International Small Company	2,133,996	12,985,451	1,535,374	75,585,697
MetLife Small Cap Value	770,908	11,507,667	120,100	29,347,629
MFS Research International	543,018	—	1,551,324	48,647,413
MFS Value	4,326,310	14,008,158	2,438,114	83,094,617
Morgan Stanley Mid Cap Growth	208,793	—	—	16,488,869
Neuberger Berman Genesis	1,493,328	—	122,177	26,332,197
Oppenheimer Global Equity	146,000	751,562	409,078	33,107,849
T. Rowe Price Large Cap Growth	6,360,747	18,996,356	148,506	100,590,321
T. Rowe Price Large Cap Value	3,535,984	187,376	1,557,246	83,514,395
T. Rowe Price Mid Cap Growth	1,046,082	4,135,396	—	25,052,603
T. Rowe Price Small Cap Growth	775,341	2,304,494	36,699	24,804,535
Van Eck Global Natural Resources	422,564	—	325,344	53,187,239
WMC Core Equity Opportunities	3,312,955	30,934,586	1,608,099	83,584,984
WMC Large Cap Research	893,817	4,510,289	600,808	58,424,854

	$55,291,489	$176,733,942	$23,723,462	$1,633,457,956

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$24,253,314	$14,509,525	$131,869,308	$—	$156,122,622	$14,509,525

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$37,703,267	$203,489,985	$703,362	$—	$241,896,614

MIST-13

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-14

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 100 Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 100 Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Asset Allocation 100 Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-15

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-16

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-17

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to

MIST-18

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-19

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

MetLife Asset Allocation 100 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2015. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2015, and outperformed its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the MetLife AA 100 Broad Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board also noted that the Portfolio outperformed its other benchmark, the Dow Jones Aggressive Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MIST-20

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the MetLife Balanced Plus Portfolio returned -4.09%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

In addition to the European Central Bank’s (the “ECB”) highly anticipated foray into quantitative easing (“QE”), the new year began with a host of global central banks embracing monetary easing. Eurozone bonds and equities rallied strongly on the announcement of QE, though economic data also improved on the margin. The U.S. Federal Reserve (the “Fed”) remained an outlier among central banks easing as officials reiterated their desire to hike rates sometime during the year, emphasizing the importance of incoming data. Some trends from 2014 continued into 2015, including generalized U.S. dollar strength, lower oil prices, and uncertainty as evidenced by the choppiness of risk assets.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for corporate spending, and modest rebound in oil prices led to a sell-off in longer-dated U.S. Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 25% rally over the prior nine months, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the U.S. dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid concerns about Greece exiting the eurozone, modest market moves suggested the events in Greece were more noise than news for global financial markets.

In the third quarter of 2015, a cascade of negative headlines soured global risk sentiment. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations, and emerging market assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove the Fed to hold rates steady in September and moved developed market central banks to reiterate their commitment to accommodative policies. Despite headlines and financial market turmoil, economic growth in the U.S. remained robust.

The fourth quarter brought some respite as economic fundamentals strengthened and sentiment stabilized. The improving backdrop was sufficient to give the Fed the confidence to increase interest rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end both due to oil prices and widening high yield spreads.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Base Sleeve of the Portfolio produced a modestly negative return for investors over the twelve month period as many asset classes that are part of the Base Sleeve’s strategy allocations, including U.S. small cap and mid cap stocks, foreign stocks, high yield bonds as well as foreign bonds, retreated in 2015 as volatility spiked up in the global capital markets. On a relative basis, performance was approximately in line with expectations based on the Base Sleeve’s asset allocation goals. While a modest overweight to high yield bonds weighed on relative results, security selection and sector positioning in underlying portfolios added value.

The fixed income portfolios in aggregate contributed positively to the Base Sleeve’s relative performance. Two portfolios managed by BlackRock, the Bond Income Portfolio and the High Yield Portfolio were positive contributors. The BlackRock Bond Income Portfolio, despite a moderate high yield exposure which was not part of its benchmark, managed to outpace the benchmark index, benefiting from an overweight to Financials and an underweight to Industrials within the Investment Grade Credit space. Additionally, contributing to performance was an allocation across structured credit. The BlackRock High Yield Portfolio also outperformed its high yield benchmark, driven largely by security selection within the Independent Energy sector, as well as an underweight to the Metals & Mining sector. The Met/Templeton International Bond Portfolio was another positive contributor, which was attributable to the portfolio’s sizable underweight to euro as well as sovereign credit exposures. Conversely, the PIMCO Inflation Protected Bond Portfolio detracted from performance as inflation expectations remained muted.

Domestic equity portfolios produced mixed results. While most value oriented portfolios detracted from performance, portfolios managed with a growth style in general contributed positively as growth style significantly outpaced value in the past year. In particular, two mid cap value portfolios, the Goldman Sachs Mid Cap Value Portfolio and the Met/Artisan Mid Cap Value Portfolio were the detractors. While the Goldman Sachs Mid Cap Value Portfolio was hurt mostly by weak stock selection within the Financials and Consumer Discretionary sectors, the Met/Artisan Mid Cap Values Portfolio performance’s main detractors were stock selection in the Industrials and Energy sectors, in addition to an underweight position to the Health Care sector. On the positive side, the Jennison Growth Portfolio noticeably outpaced the Russell 1000 Growth Index, aided by the portfolio’s retail industry where an overweight position combined with strong stock selection significantly contributed to performance. In addition, the portfolio’s underweight to the Industrials sector and industry positioning within the Information Technology sector also proved to be beneficial. The T. Rowe Price Mid Cap Growth Portfolio contributed positively as well. Its strong

MIST-1

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

performance was primarily attributable to solid stock selection across a number of sectors including Information Technology, Consumer Discretionary, Industrials, and Financials.

Among the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio was the top detractor as a result of continuously plunging oil prices. The portfolio underperformed its benchmark, the S&P North American Natural Resources Index, driven largely by the portfolio’s industry positioning. Within the Energy sector, an overweight to industries that are more sensitive to oil prices such as oil & gas exploration & production and an underweight to integrated oil & gas companies proved to be detrimental in last year’s environment. Within the Materials sector, an overweight to metals & mining and an underweight to containers & packaging also detracted from performance. Conversely, a number of international portfolios, including the Met/Dimensional International Small Company Portfolio and the Baillie Gifford International Stock Portfolio generated positive contribution to the Base Sleeve. However, positive contribution was not substantial enough to offset the negative impact from the Van Eck Portfolio.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

Dynamic equity positioning in the MetLife Balanced Plus PIMCO-managed sleeve detracted from performance as equities were relatively choppy, producing modest returns over the year. The fixed income collateral helped to partially offset the absolute and relative losses from equities.

During muted volatility periods, the Portfolio’s Overlay Sleeve maintained a near maximum allocation to equities. Stints of volatility triggered de-risking events in the Portfolio early in the year as well as in the third and fourth quarters. As market volatility spiked during those periods, the PIMCO-managed sleeve de-risked; equities exposure was reduced to maintain a stable volatility profile for the overall Portfolio. As volatility subsided, the Portfolio gradually re-risked, eventually attaining maximum equity exposure. Overall, the Portfolio’s exposure to U.S. equities, obtained via equity futures contracts, resulted in negative absolute returns.

On the fixed income collateral front, the Portfolio outperformed its benchmark. An underweight to duration added to performance as rates rose across the curve. However, modest holdings within Investment-Grade Corporate and Agency bonds partially detracted from returns. To diversify its exposure, the Collateral Portfolio held small positions in Canadian Sovereign bonds which also added to returns as yields declined.

In regards to Portfolio positioning, equity exposure in the PIMCO-managed portion of the Balanced Plus Portfolio ended the period with an overweight exposure to equities as volatility subsided. The Collateral Portfolio ended the period with a duration underweight relative to the benchmark. The Portfolio was predominantly overweight duration in 10- to 20-year maturities, where we see attractive opportunities for risk-adjusted returns. The Portfolio held positions in Corporate, Agency, and Quasi-Sovereign bonds to diversify and enhance the return potential.

The Portfolio uses derivative instruments to adjust equity exposure within the PIMCO-managed sleeve. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Josh Davis

Steve A. Rodosky

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
MetLife Balanced Plus Portfolio
Class B	-4.09	5.58
Dow Jones Moderate Index	-1.21	4.96

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.6
PIMCO Total Return Portfolio (Class A)	5.6
JPMorgan Core Bond Portfolio (Class A)	5.1
TCW Core Fixed Income Portfolio (Class A)	5.1
Western Asset Management U.S. Government Portfolio (Class A)	3.6
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.6
Harris Oakmark International Portfolio (Class A)	3.4
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.3
Met/Templeton International Bond Portfolio (Class A)	2.5
MFS Research International Portfolio (Class A)	2.5

Top Sectors

% of Net Assets
Mutual Funds	70.1
U.S. Treasury & Government Agencies	22.1
Corporate Bonds & Notes	4.4
Foreign Government	0.5
Municipals	0.3
Mortgage-Backed Securities	0.2
Asset-Backed Securities	0.1

MIST-3

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Plus Portfolio			Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)(b)	Actual		0.91%	$1,000.00	$962.80	$4.50
	Hypothetical	*	0.91%	$1,000.00	$1,020.62	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—70.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—70.1%
Baillie Gifford International Stock Portfolio (Class A) (a)	26,489,149	$257,209,635
BlackRock Bond Income Portfolio (Class A) (a)	6,549,571	695,171,428
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,450,557	52,945,319
BlackRock High Yield Portfolio (Class A) (b)	14,340,521	103,395,153
Clarion Global Real Estate Portfolio (Class A) (b)	8,178,660	96,344,616
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,394,384	51,934,082
Frontier Mid Cap Growth Portfolio (Class A) (a)	4,622,217	155,722,491
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	13,637,426	152,602,794
Harris Oakmark International Portfolio (Class A) (b)	26,392,233	354,447,695
Invesco Comstock Portfolio (Class A) (b)	3,723,100	52,011,700
Invesco Small Cap Growth Portfolio (Class A) (b)	5,159,368	77,132,556
Jennison Growth Portfolio (Class A) (a)	4,150,944	63,509,437
JPMorgan Core Bond Portfolio (Class A) (b)	51,991,162	534,469,145
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,078,251	76,935,499
Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio) (Class A) (b)	16,848,573	137,147,386
Met/Artisan International Portfolio (Class A) (b)	21,751,883	209,253,112
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	706,760	151,091,151
Met/Dimensional International Small Company Portfolio (Class A) (a)	11,584,196	150,247,028
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	16,111,023	158,854,691
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	38,890,033	374,122,113
Met/Templeton International Bond Portfolio (Class A) (b)	26,559,153	264,529,161
MetLife Small Cap Value Portfolio (Class A) (b)	8,133,674	102,646,967
MFS Research International Portfolio (Class A) (b)	24,685,856	258,214,049
MFS Value Portfolio (Class A) (a)	3,496,746	52,765,902
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	3,397,804	53,413,479
Neuberger Berman Genesis Portfolio (Class A) (a)	4,011,693	72,611,652
Oppenheimer Global Equity Portfolio (Class A) (b)	5,083,429	104,159,466
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	22,720,175	211,070,430
PIMCO Total Return Portfolio (Class A) (b)	51,961,033	588,198,892
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,555,670	53,032,787

Affiliated Investment Companies—(Continued)
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	7,477,942	$85,173,754
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	4,775,129	105,100,579
TCW Core Fixed Income Portfolio (Class A) (b) (c)	53,512,158	532,445,968
Van Eck Global Natural Resources Portfolio (Class A) (a)	16,465,895	124,976,147
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	27,800,820	348,344,273
Western Asset Management U.S. Government Portfolio (Class A) (a)	31,464,501	374,427,557
WMC Core Equity Opportunities Portfolio (Class A) (a)	1,874,932	53,191,816
WMC Large Cap Research Portfolio (Class A) (b)	3,800,467	53,054,522

Total Mutual Funds (Cost $7,711,071,929)		7,341,904,432

U.S. Treasury & Government Agencies—22.1%

Federal Agencies—1.7%
Federal Home Loan Mortgage Corp.
1.750%, 05/30/19	36,000,000	36,269,856
2.375%, 01/13/22	10,500,000	10,645,866
6.250%, 07/15/32	30,000,000	41,707,350
Federal National Mortgage Association
6.625%, 11/15/30	19,200,000	27,189,792
Residual Funding Corp. Principal Strip
Zero Coupon, 10/15/19	24,600,000	22,903,338
Zero Coupon, 07/15/20	33,405,000	30,512,996
Zero Coupon, 04/15/30	19,500,000	12,190,795

		181,419,993

U.S. Treasury—20.4%
U.S. Treasury Bonds
2.750%, 08/15/42	17,500,000	16,726,850
2.750%, 11/15/42	86,700,000	82,666,456
2.875%, 05/15/43	126,000,000	122,850,000
3.000%, 05/15/42	3,000,000	3,018,516
3.000%, 11/15/44	96,000,000	95,651,232
3.125%, 02/15/42	195,900,000	202,274,390
3.125%, 02/15/43	89,700,000	91,935,503
3.125%, 08/15/44	13,100,000	13,388,095
3.375%, 05/15/44	99,895,000	107,207,614
4.250%, 05/15/39	6,000,000	7,411,638
4.250%, 11/15/40	177,700,000	219,688,555
4.375%, 05/15/40	31,300,000	39,384,195
4.375%, 05/15/41	93,500,000	117,996,252
4.625%, 02/15/40	104,000,000	135,464,056
5.250%, 02/15/29	91,000,000	119,217,098
5.375%, 02/15/31	8,000,000	10,848,440
5.500%, 08/15/28	59,900,000	79,706,774

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
6.125%, 11/15/27	8,100,000	$11,213,122
6.250%, 05/15/30	74,700,000	108,312,087
8.000%, 11/15/21 (d)	57,700,000	77,045,252
U.S. Treasury Coupon Strip
Zero Coupon, 11/15/27	39,600,000	28,989,774
U.S. Treasury Floating Rate Note
0.428%, 10/31/17 (d) (e)	63,700,000	63,641,906
U.S. Treasury Inflation Indexed Bonds
0.750%, 02/15/45 (f)	3,636,072	3,171,051
2.000%, 01/15/26 (f)	4,553,654	5,059,182
3.625%, 04/15/28 (f)	5,882,080	7,689,290
U.S. Treasury Notes
1.375%, 02/28/19 (d)	31,000,000	30,979,416
1.375%, 09/30/20 (d)	170,000,000	167,064,780
1.750%, 02/28/22	9,900,000	9,759,232
2.000%, 05/31/21 (d)	137,500,000	138,429,225
3.625%, 02/15/21	100,000	108,699
U.S. Treasury Principal Strips
Zero Coupon, 05/15/39	6,700,000	3,343,086
Zero Coupon, 11/15/41	24,000,000	10,938,264
Zero Coupon, 11/15/42	6,600,000	2,862,955

		2,134,042,985

Total U.S. Treasury & Government Agencies (Cost $2,287,783,585)		2,315,462,978

Corporate Bonds & Notes—4.4%

Agriculture—0.1%
Philip Morris International, Inc.
6.375%, 05/16/38	5,000,000	6,306,490
Reynolds American, Inc.
2.300%, 06/12/18	1,200,000	1,207,537

		7,514,027

Auto Manufacturers—0.2%
BMW U.S. Capital LLC
0.756%, 06/02/17 (e)	9,000,000	8,927,721
Ford Motor Credit Co. LLC
1.412%, 06/15/18 (e)	10,000,000	9,878,180

		18,805,901

Banks—2.7%
Banco del Estado de Chile
2.000%, 11/09/17 (144A)	5,000,000	4,954,955
Banco Santander Brasil S.A.
4.625%, 02/13/17 (144A)	10,200,000	10,286,700
Bank of America Corp.
6.875%, 04/25/18	5,900,000	6,509,216
6.875%, 11/15/18	600,000	674,154
Bank of America N.A.
0.792%, 06/15/16 (e)	2,000,000	1,999,072
0.832%, 02/14/17 (e)	10,000,000	9,984,010

Banks—(Continued)
Bank of New York Mellon Corp. (The)
4.950%, 06/20/20 (e)	6,800,000	6,664,000
BNP Paribas S.A.
0.804%, 05/07/17 (e)	15,000,000	14,983,950
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%, 05/21/25	5,000,000	4,950,540
Credit Agricole S.A.
0.996%, 06/02/17 (144A) (e)	10,000,000	9,963,500
Credit Suisse AG
1.375%, 05/26/17	10,000,000	9,952,760
2.300%, 05/28/19	10,700,000	10,709,202
Goldman Sachs Group, Inc. (The)
1.061%, 06/04/17 (e)	8,000,000	7,977,304
1.712%, 09/15/20 (e)	18,800,000	18,840,909
HSBC Holdings plc
5.250%, 03/14/44	3,000,000	3,112,872
HSBC USA, Inc.
0.969%, 11/13/19 (e)	20,000,000	19,701,340
JPMorgan Chase & Co.
0.870%, 04/25/18 (e)	20,000,000	19,860,340
0.882%, 02/15/17 (e)	18,100,000	18,088,162
1.271%, 01/23/20 (e)	20,000,000	20,016,100
3.450%, 03/01/16	8,400,000	8,435,045
6.125%, 04/30/24 (e)	3,000,000	3,033,750
PNC Bank N.A.
0.834%, 06/01/18 (e)	15,000,000	14,928,555
2.250%, 07/02/19	8,000,000	8,035,528
Wells Fargo & Co.
5.900%, 06/15/24 (e)	8,600,000	8,675,250
Wells Fargo Bank N.A.
0.772%, 06/15/17 (e)	21,000,000	20,922,321
Westpac Banking Corp.
0.823%, 05/25/18 (e)	15,000,000	14,905,110

		278,164,645

Biotechnology—0.0%
Amgen, Inc.
2.700%, 05/01/22	3,300,000	3,202,317

Diversified Financial Services—0.4%
American Express Credit Corp.
0.886%, 09/22/17 (e)	2,500,000	2,482,753
1.083%, 03/18/19 (e)	5,000,000	4,941,625
Charles Schwab Corp. (The)
1.500%, 03/10/18	10,000,000	9,951,130
General Electric Capital Corp.
0.551%, 01/14/16 (e)	14,500,000	14,499,507
LeasePlan Corp. NV
3.000%, 10/23/17 (144A) (g)	5,100,000	5,115,422
Navient Corp. 4.625%, 09/25/17	1,400,000	1,379,000
6.250%, 01/25/16	1,296,000	1,298,300
8.450%, 06/15/18	5,840,000	6,146,600

		45,814,337

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—0.2%
Duke Energy Corp. 0.992%, 04/03/17 (e)	4,000,000	$3,986,716
Electricite de France S.A. 0.777%, 01/20/17 (144A) (e)	10,000,000	9,984,240
2.150%, 01/22/19 (144A)	6,200,000	6,170,594
Ohio Power Co. 5.375%, 10/01/21	949,000	1,056,328

		21,197,878

Insurance—0.1%
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	3,836,864
New York Life Global Funding 1.125%, 03/01/17 (144A)	6,000,000	5,997,408

		9,834,272

Miscellaneous Manufacturing—0.2%
Siemens Financieringsmaatschappij NV 0.673%, 05/25/18 (144A) (e)	15,000,000	14,957,415

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	4,690,350
Statoil ASA 2.450%, 01/17/23	5,400,000	5,118,919

		9,809,269

Pharmaceuticals—0.1%
Actavis Funding SCS 3.000%, 03/12/20	5,000,000	4,996,025
Baxalta, Inc. 1.366%, 06/22/18 (144A) (e)	8,500,000	8,473,480

		13,469,505

Semiconductors—0.1%
QUALCOMM, Inc. 0.640%, 05/18/18 (e)	10,000,000	9,911,990

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	3,961,616

Telecommunications—0.2%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	2,748,408
Verizon Communications, Inc. 0.877%, 06/09/17 (e)	15,000,000	14,936,805

		17,685,213

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,424,000	3,469,166

Total Corporate Bonds & Notes (Cost $462,481,259)		457,797,551

Foreign Government—0.5%
Security Description	Principal Amount*	Value

Municipal—0.2%
Junta de Castilla y Leon 6.270%, 02/19/18 (EUR)	7,500,000	9,142,261
6.505%, 03/01/19 (EUR)	7,500,000	9,636,670

		18,778,931

Provincial—0.2%
Province of Quebec Canada 5.750%, 12/01/36 (CAD)	22,000,000	22,027,188

Sovereign—0.1%
Export-Import Bank of Korea 1.750%, 02/27/18	6,700,000	6,633,147

Total Foreign Government (Cost $57,021,786)		47,439,266

Municipals—0.3%
Metropolitan Transportation Authority NY, Dedicated Tax Fund Revenue, Refunding 5.000%, 11/15/29	4,000,000	4,712,080
New Mexico State Hospital Equipment Loan Council Hospital Revenue 5.000%, 08/01/42	1,000,000	1,102,130
New York State Dormitory Authority, State Personal Income Tax Revenue, Refunding 5.000%, 02/15/42	6,000,000	6,743,400
Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue, Refunding 5.000%, 07/01/22	4,000,000	4,093,640
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,505,695
Utah County UT Hospital Revenue, Intermountain Healthcare Health Services, Inc. 5.000%, 05/15/43	2,000,000	2,194,480

Total Municipals (Cost $28,077,870)		27,351,425

Mortgage-Backed Securities—0.2%

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	20,543,260
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	100,000	103,735

Total Mortgage-Backed Securities (Cost $20,700,840)		20,646,995

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Security—0.1%

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—0.1%
Chase Issuance Trust 0.651%, 02/18/20 (e) (Cost $13,000,000)	13,000,000	$12,975,370

Short-Term Investments—3.5%

Repurchase Agreements—2.7%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/15 at 0.400% to be repurchased at $100,004,444 on 01/04/16, collateralized by $103,088,000 U.S. Treasury Note at 1.750% due 03/31/22 with a value of $101,501,373.	100,000,000	100,000,000
Repurchase Agreement dated 12/31/15 at 0.750% to be repurchased at $100,008,333 on 01/04/16, collateralized by $98,660,000 Government National Mortgage Association at 3.500% due 12/20/45 with a value of $103,021,460.	100,000,000	100,000,000
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 12/31/15 at 0.550% to be repurchased at $10,000,611 on 01/04/16, collateralized by $10,251,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $10,185,332.	10,000,000	10,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/15 at 0.500% to be repurchased at $70,503,917 on 01/04/16, collateralized by $69,534,000 U.S. Treasury Bond at 3.125% due 02/15/43 with a value of $71,266,926.	70,500,000	70,500,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $594,747 on 01/04/16, collateralized by $605,000 Federal Home Loan Mortgage Corp. at 1.680% due 02/25/20 with a value of $609,538.	594,745	594,745

		281,094,745

U.S. Treasury—0.8%
U.S. Treasury Bills 0.039%, 01/07/16 (h)	46,100,000	46,099,654
0.143%, 01/28/16 (d) (h) (i)	9,526,000	9,524,953
0.188%, 01/21/16 (d) (h)	31,200,000	31,196,620

		86,821,227

Total Short-Term Investments (Cost $367,915,972)		367,915,972

Total Investments—101.2% (Cost $10,948,053,241) (j)		10,591,493,989
Other assets and liabilities (net)—(1.2)%		(121,364,415)

Net Assets—100.0%		$10,470,129,574

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $195,788,350.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $5,115,422, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(h)	The rate shown represents current yield to maturity.
(i)	All or a portion of the security was pledged as collateral against open forward foreign currency exchange contracts. As of December 31, 2015, the market value of securities pledged was $310,996.
(j)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $10,987,043,704. The aggregate unrealized appreciation and depreciation of investments were $162,391,339 and $(557,941,054), respectively, resulting in net unrealized depreciation of $(395,549,715) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $105,077,923, which is 1.0% of net assets.
(CAD)—	Canadian Dollar
(EUR)—	Euro

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2015

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
LeasePlan Corp. NV 3.000%, 10/23/17	10/15/12	$5,100,000	$5,098,744	$5,115,422

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	32,041,000	Bank of America N.A.	01/05/16	$23,070,955	$85,100
JPY	4,071,600,000	JPMorgan Chase Bank N.A.	01/05/16	33,647,862	227,091

Contracts to Deliver
CAD	32,041,000	JPMorgan Chase Bank N.A.	01/05/16	24,045,389	889,334
CAD	32,041,000	Bank of America N.A.	02/02/16	23,073,356	(84,070)
EUR	49,085,000	JPMorgan Chase Bank N.A.	02/11/16	52,772,265	(619,565)
JPY	4,071,600,000	Goldman Sachs Bank USA	01/05/16	33,332,787	(542,166)
JPY	4,071,600,000	JPMorgan Chase Bank N.A.	02/02/16	33,666,907	(227,974)

Net Unrealized Depreciation					$(272,250)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	03/14/16	160	USD	39,762,016	$(56,016)
S&P 500 E-Mini Index Futures	03/18/16	36,649	USD	3,730,021,979	(253,249)
U.S. Treasury Long Bond Futures	03/21/16	65	USD	9,999,906	(6,155)
U.S. Treasury Note 10 Year Futures	03/21/16	736	USD	92,984,753	(317,753)
U.S. Treasury Ultra Long Bond Futures	03/21/16	252	USD	39,762,756	226,494

Net Unrealized Depreciation					$(406,679)

(CAD)—	Canadian Dollar
(EUR)—	Euro
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$7,341,904,432	$—	$—	$7,341,904,432
Total U.S. Treasury & Government Agencies*	—	2,315,462,978	—	2,315,462,978
Total Corporate Bonds & Notes*	—	457,797,551	—	457,797,551
Total Foreign Government*	—	47,439,266	—	47,439,266
Total Municipals	—	27,351,425	—	27,351,425
Total Mortgage-Backed Securities*	—	20,646,995	—	20,646,995
Total Asset-Backed Security*	—	12,975,370	—	12,975,370
Short-Term Investments
Repurchase Agreements	—	281,094,745	—	281,094,745
U.S. Treasury	—	86,821,227	—	86,821,227
Total Short-Term Investments	—	367,915,972	—	367,915,972
Total Investments	$7,341,904,432	$3,249,589,557	$—	$10,591,493,989

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,201,525	$—	$1,201,525
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,473,775)	—	(1,473,775)
Total Forward Contracts	$—	$(272,250)	$—	$(272,250)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$226,494	$—	$—	$226,494
Futures Contracts (Unrealized Depreciation)	(633,173)	—	—	(633,173)
Total Futures Contracts	$(406,679)	$—	$—	$(406,679)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$3,249,589,557
Affiliated investments at value (b)	7,341,904,432
Cash denominated in foreign currencies (c)	915,574
Unrealized appreciation on forward foreign currency exchange contracts	1,201,525
Receivable for:
Fund shares sold	462,722
Interest	18,604,262
Prepaid expenses	8,952

Total Assets	10,612,687,024
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,473,775
Payables for:
Investments purchased	100,095,392
Fund shares redeemed	367,330
Variation margin on futures contracts	36,001,416
Accrued Expenses:
Management fees	2,108,585
Distribution and service fees	2,243,917
Deferred trustees’ fees	64,809
Other expenses	202,226

Total Liabilities	142,557,450

Net Assets	$10,470,129,574

Net Assets Consist of:
Paid in surplus	$10,440,277,284
Undistributed net investment income	307,235,076
Accumulated net realized gain	79,902,042
Unrealized depreciation on investments, affiliated investments, futures contracts and foreign currency transactions	(357,284,828)

Net Assets	$10,470,129,574

Net Assets
Class B	$10,470,129,574
Capital Shares Outstanding*
Class B	1,012,204,213
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,236,981,312.
(b)	Identified cost of affiliated investments was $7,711,071,929.
(c)	Identified cost of cash denominated in foreign currencies was $948,199.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from affiliated investments	$221,562,897
Interest	71,028,452

Total investment income	292,591,349
Expenses
Management fees	26,422,673
Administration fees	94,983
Custodian and accounting fees	255,917
Distribution and service fees—Class B	27,606,321
Interest expense	77
Audit and tax services	40,140
Legal	25,848
Trustees’ fees and expenses	35,172
Shareholder reporting	62,893
Insurance	21,155
Miscellaneous	29,925

Total expenses	54,595,104
Less management fee waiver	(459,434)

Net expenses	54,135,670

Net Investment Income	238,455,679

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	50,220,202
Affiliated investments	85,512,332
Futures contracts	(206,925,811)
Foreign currency transactions	12,865,198
Capital gain distributions from affiliated investments	305,465,957

Net realized gain	247,137,878

Net change in unrealized depreciation on:
Investments	(125,242,082)
Affiliated investments	(741,092,767)
Futures contracts	(59,797,415)
Foreign currency transactions	(2,520,422)

Net change in unrealized depreciation	(928,652,686)

Net realized and unrealized loss	(681,514,808)

Net Decrease in Net Assets From Operations	$(443,059,129)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$238,455,679	$168,530,116
Net realized gain	247,137,878	767,921,068
Net change in unrealized appreciation (depreciation)	(928,652,686)	24,693,564

Increase (decrease) in net assets from operations	(443,059,129)	961,144,748

From Distributions to Shareholders
Net investment income
Class B	(231,684,633)	(183,525,044)
Net realized capital gains
Class B	(652,149,336)	(813,599,504)

Total distributions	(883,833,969)	(997,124,548)

Increase in net assets from capital share transactions	666,167,700	1,457,804,077

Total increase (decrease) in net assets	(660,725,398)	1,421,824,277

Net Assets
Beginning of period	11,130,854,972	9,709,030,695

End of period	$10,470,129,574	$11,130,854,972

Undistributed net investment income
End of period	$307,235,076	$228,625,323

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	39,551,121	$444,760,269	64,804,736	$753,650,852
Reinvestments	81,309,473	883,833,969	91,900,880	997,124,548
Redemptions	(60,384,942)	(662,426,538)	(25,495,727)	(292,971,323)

Net increase	60,475,652	$666,167,700	131,209,889	$1,457,804,077

Increase derived from capital shares transactions		$666,167,700		$1,457,804,077

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.70	$11.83	$10.68	$9.46		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.24	0.18	0.19	0.16		0.01
Net realized and unrealized gain (loss) on investments	(0.68)	0.87	1.33	1.06		(0.54)

Total from investment operations	(0.44)	1.05	1.52	1.22		(0.53)

Less Distributions
Distributions from net investment income	(0.24)	(0.22)	(0.14)	(0.00	)(c)	(0.01)
Distributions from net realized capital gains	(0.68)	(0.96)	(0.23)	0.00		0.00

Total distributions	(0.92)	(1.18)	(0.37)	(0.00)		(0.01)

Net Asset Value, End of Period	$10.34	$11.70	$11.83	$10.68		$9.46

Total Return (%) (d)	(4.09)	9.65	14.36	13.11		(5.28	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.49	0.50	0.50	0.51		0.54	(g)
Net ratio of expenses to average net assets (%) (f) (h)	0.49	0.50	0.50	0.51		0.54	(g)
Ratio of net investment income to average net assets (%) (i)	2.16	1.60	1.70	1.55		0.17	(g)
Portfolio turnover rate (%)	20	13	13	13		10	(e)
Net assets, end of period (in millions)	$10,470.1	$11,130.9	$9,709.0	$6,459.3		$3,151.9

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations, treasury roll adjustments, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-15

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $281,094,745, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2015, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

For the year ended December 31, 2015, the Portfolio had an outstanding secured borrowing transaction balance for 4 days. For the year ended December 31, 2015, the Portfolio’s average amount of borrowings was $3,274,059 and the weighted average interest rate was 0.215% during the 4 day period. At December 31, 2015, the Portfolio had no outstanding borrowings.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MIST-16

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

MIST-17

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$226,494	Unrealized depreciation on futures contracts (a) (b)	$379,924
Equity			Unrealized depreciation on futures contracts (a) (b)	253,249
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,201,525	Unrealized depreciation on forward foreign currency exchange contracts	1,473,775

Total		$1,428,019		$2,106,948

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$85,100	$(84,070)	$—	$1,030
JPMorgan Chase Bank N.A.	1,116,425	(847,539)	—	268,886

	$1,201,525	$(931,609)	$—	$269,916

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$84,070	$(84,070)	$—	$—
Goldman Sachs Bank USA	542,166	—	(310,996)	231,170
JPMorgan Chase Bank N.A.	847,539	(847,539)	—	—

	$1,473,775	$(931,609)	$(310,996)	$231,170

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-18

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$12,789,161	$12,789,161
Futures contracts	13,607,991	(220,533,802)	—	(206,925,811)

	$13,607,991	$(220,533,802)	$12,789,161	$(194,136,650)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,566,806)	$(2,566,806)
Futures contracts	(6,969,845)	(52,827,570)	—	(59,797,415)

	$(6,969,845)	$(52,827,570)	$(2,566,806)	$(62,364,221)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$225,466,500
Futures contracts long	459,713,513

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

MIST-19

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,039,397,312	$1,650,935,282	$993,109,512	$1,083,188,702

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

MIST-20

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by PIMCO) for the year ended December 31, 2015	% per annum	Average Daily Net Assets of the Overlay Portion
$22,195,276	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion
Management Fees earned by MetLife Advisers (Base Portion managed by MetLife Advisers) for the year ended December 31, 2015	% per annum	Average Daily Net Assets of the Base Portion
$4,227,397	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Overlay Portion:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Baillie Gifford International Stock	26,146,656	1,253,840	(911,347)	26,489,149
BlackRock Bond Income	7,824,602	476,052	(1,751,083)	6,549,571
BlackRock Capital Appreciation	1,414,937	258,959	(223,339)	1,450,557
BlackRock High Yield	13,050,527	1,609,715	(319,721)	14,340,521
Clarion Global Real Estate	12,590,425	366,999	(4,778,764)	8,178,660
ClearBridge Aggressive Growth	3,584,760	58,499	(248,875)	3,394,384
Frontier Mid Cap Growth	1,528,419	3,183,163	(89,365)	4,622,217
Goldman Sachs Mid Cap Value	10,608,725	3,541,675	(512,974)	13,637,426
Harris Oakmark International	23,365,214	3,998,426	(971,407)	26,392,233
Invesco Comstock	3,568,395	257,776	(103,071)	3,723,100
Invesco Small Cap Growth	5,798,528	1,250,697	(1,889,857)	5,159,368
Jennison Growth	4,223,413	685,398	(757,867)	4,150,944
JPMorgan Core Bond	66,892,502	3,168,840	(18,070,180)	51,991,162
JPMorgan Small Cap Value	6,207,281	558,180	(1,687,210)	5,078,251
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	14,794,507	2,180,878	(126,812)	16,848,573
Met/Artisan International	21,000,052	1,159,710	(407,879)	21,751,883
Met/Artisan Mid Cap Value	589,452	118,507	(1,199)	706,760
Met/Dimensional International Small Company	9,791,843	2,727,018	(934,665)	11,584,196
Met/Eaton Vance Floating Rate	15,426,915	1,211,588	(527,480)	16,111,023
Met/Franklin Low Duration Total Return	37,353,697	2,883,183	(1,346,847)	38,890,033
Met/Templeton International Bond	23,104,853	3,600,058	(145,758)	26,559,153
MetLife Small Cap Value	5,332,374	3,053,041	(251,741)	8,133,674
MFS Research International	23,511,728	2,099,329	(925,201)	24,685,856
MFS Value	3,148,265	654,895	(306,414)	3,496,746
Morgan Stanley Mid Cap Growth	9,821,036	437,595	(6,860,827)	3,397,804
Neuberger Berman Genesis	4,201,925	115,181	(305,413)	4,011,693
Oppenheimer Global Equity	2,607,272	2,533,043	(56,886)	5,083,429
PIMCO Inflation Protected Bond	21,183,295	1,882,044	(345,164)	22,720,175
PIMCO Total Return	63,389,303	4,410,967	(15,839,237)	51,961,033
T. Rowe Price Large Cap Value	1,602,018	32,129	(78,477)	1,555,670
T. Rowe Price Mid Cap Growth	7,159,425	1,185,629	(867,112)	7,477,942
T. Rowe Price Small Cap Growth	4,928,155	416,451	(569,477)	4,775,129
TCW Core Fixed Income	—	54,368,131	(855,973)	53,512,158
Van Eck Global Natural Resources	11,606,640	5,809,513	(950,258)	16,465,895
Western Asset Management Strategic Bond Opportunities	26,005,759	2,560,440	(765,379)	27,800,820
Western Asset Management U.S. Government	30,885,440	1,915,481	(1,336,420)	31,464,501
WMC Core Equity Opportunities	1,285,222	727,521	(137,811)	1,874,932
WMC Large Cap Research	3,844,546	324,668	(368,747)	3,800,467

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
Baillie Gifford International Stock	$2,048,975	$—	$4,591,857	$257,209,635
BlackRock Bond Income	251,930	8,700,854	29,710,406	695,171,428
BlackRock Capital Appreciation	3,444,894	9,579,261	—	52,945,319
BlackRock High Yield	(103,439)	988,488	8,923,110	103,395,153
Clarion Global Real Estate	15,013,118	—	4,055,277	96,344,616

MIST-22

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
ClearBridge Aggressive Growth	$2,265,394	$—	$228,643	$51,934,082
Frontier Mid Cap Growth	649,398	20,671,515	—	155,722,491
Goldman Sachs Mid Cap Value	2,161,474	40,870,385	1,487,307	152,602,794
Harris Oakmark International	4,827,495	34,531,852	12,091,883	354,447,695
Invesco Comstock	690,261	1,818,317	1,691,704	52,011,700
Invesco Small Cap Growth	10,617,335	19,709,700	120,993	77,132,556
Jennison Growth	2,836,572	10,111,188	183,272	63,509,437
JPMorgan Core Bond	(2,383,195)	—	15,997,040	534,469,145
JPMorgan Small Cap Value	6,721,510	7,220,534	1,134,923	76,935,499
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	(170,199)	—	3,072,929	137,147,386
Met/Artisan International	362,081	—	1,628,117	209,253,112
Met/Artisan Mid Cap Value	59,581	20,280,018	1,921,840	151,091,151
Met/Dimensional International Small Company	443,426	25,111,492	2,969,133	150,247,028
Met/Eaton Vance Floating Rate	(119,759)	—	6,294,394	158,854,691
Met/Franklin Low Duration Total Return	(453,510)	—	12,765,365	374,122,113
Met/Templeton International Bond	(278,221)	488,999	22,738,464	264,529,161
MetLife Small Cap Value	167,109	39,850,562	415,898	102,646,967
MFS Research International	2,813,510	—	7,996,500	258,214,049
MFS Value	1,512,324	8,672,190	1,509,391	52,765,902
Morgan Stanley Mid Cap Growth	30,666,270	—	—	53,413,479
Neuberger Berman Genesis	1,923,156	—	333,259	72,611,652
Oppenheimer Global Equity	129,231	2,335,010	1,270,954	104,159,466
PIMCO Inflation Protected Bond	(615,039)	—	11,209,649	211,070,430
PIMCO Total Return	(2,580,513)	7,912,845	36,322,157	588,198,892
T. Rowe Price Large Cap Value	640,856	116,115	965,011	53,032,787
T. Rowe Price Mid Cap Growth	1,176,998	13,721,666	—	85,173,754
T. Rowe Price Small Cap Growth	4,972,088	9,569,212	152,390	105,100,579
TCW Core Fixed Income	(20,821)	—	—	532,445,968
Van Eck Global Natural Resources	(3,454,726)	—	716,484	124,976,147
Western Asset Management Strategic Bond Opportunities	57,874	—	18,595,660	348,344,273
Western Asset Management U.S. Government	136,223	—	8,938,842	374,427,557
WMC Core Equity Opportunities	(1,477,400)	19,220,243	999,142	53,191,816
WMC Large Cap Research	580,071	3,985,511	530,903	53,054,522

	$85,512,332	$305,465,957	$221,562,897	$7,341,904,432

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$395,675,402	$460,081,216	$488,158,567	$537,043,332	$883,833,969	$997,124,548

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$307,027,636	$118,485,825	$(395,596,361)	$—	$29,917,100

MIST-23

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-24

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Balanced Plus Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Balanced Plus Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent, custodian, and brokers, when replies were not received from brokers; we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Plus Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-25

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-26

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-27

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-28

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-29

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Balanced Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three-year and since-inception (beginning May 2, 2011) periods ended June 30, 2015 and underperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended October 31, 2015, and outperformed this benchmark for the three-year, and since-inception (beginning May 2, 2011) periods ended October 31, 2015. The Board also took into account that the Portfolio underperformed its other benchmark, the Balanced Plus Narrow Index, for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board also took into account that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board considered that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-30

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned -1.21%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, also returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

While 2015 got off to a strong start for equities, with signs of the U.S. economy and labor market improving, the European Central Bank (the “ECB”) beginning a quantitative easing program, and resolutions of the issues in Greece having effect; the market nonetheless experienced a severe downturn in the third quarter. In August, reports of poor Chinese economic data and a drop in commodity prices spurred concerns about global economic growth and the implications of what a China slowdown could mean to world markets. As a result, market volatility rose sharply. Furthermore, investors had spent much of the year anticipating when the U.S. Federal Reserve would begin to raise the Federal Funds rate. The first hike came in December, with the target range being raised 25 basis points.

The U.S. equity market was led by large capitalization stocks, as represented by the S&P 500 Index, which outperformed mid and small capitalization stocks, as represented by the S&P 400 Index and Russell 2000 Index, respectively. International equities in developed markets, represented by the MSCI EAFE Index, did not fare as well as U.S. equities, as improvement to the European economy was below expectations and further quantitative easing from the ECB was not delivered. U.S. fixed income assets, as represented by the Barclays U.S. Aggregate Bond Index, had a modest return as interest rates fell during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and invests in a variety of the Metropolitan Series Fund Index Portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equity. The Investment Committee of MetLife Advisers, LLC manages the asset allocation of the Base Sleeve. The second segment (the “Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives (used to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure), interest rate derivatives (used to increase duration exposure) and cash and money market instruments (which serve as the collateral for derivative instruments).

The Portfolio utilized a quantitative model to rebalance the Portfolio risk based on market signals driven by realized equity price volatility. The Portfolio targeted an equity contribution to volatility within an 8% to 12% band, subject to a maximum equity allocation of 70%. Realized equity volatility for most of the period was low relative to historical averages as the U.S. multi-year equity rally continued. The Portfolio remained at or near the maximum equity allocation of 70% for most of the year due to the lower-than-average volatility. When volatility increased in the third quarter, the Portfolio de-risked until the volatility subsided later in the fourth quarter; equity was decreased to as low as 45% during the de-risking period.

The Portfolio’s performance was hurt by the equity overweight relative to the benchmark, the Dow Jones Moderate Index. While being overweight equities in the first half of the year benefitted the Portfolio, that over-performance was eliminated during the market turmoil in the fourth quarter. Equity markets rallied when the Portfolio was underweight equity; additionally, into year-end, equity markets fell when the Portfolio was overweight equity. A larger exposure to interest rates relative to the benchmark index helped total performance as interest rates fell and bonds and U.S. Treasury prices rose.

Derivatives were a significant component of the Portfolio, which used both equity futures and interest rate swaps to manage total market exposures. During the period, equity futures were used to increase equity allocations and the long exposure from the equity derivatives during a period of broadly rising equity markets added to overall Portfolio performance. The Portfolio used S&P 500 e-mini and S&P 400 e-mini contracts from the Chicago Mercantile Exchange and the Russell 2000 mini and mini MSCI EAFE contracts from the Intercontinental Exchange. The futures contracts were held in proportion with the Base Sleeve equity exposure to represent a broad market exposure. Interest rate swaps were used to add additional diversification and balance the sources of risk in the Portfolio. During the period, both the equity futures and the interest rate swaps facilitated the total portfolio return by providing cost-effective and liquid access to the desired market exposures.

As of December 31, 2015, the Portfolio was allocated 68% to equity and 40% to fixed income. The equity exposure was distributed across domestic and international equity indices as follows: 32% in U.S. large cap as represented by the S&P 500 Index, 10% in U.S. mid cap as represented by the S&P 400 Index, 6% in U.S. small cap as represented by the Russell 2000 Index, and 20% in foreign equity as

MIST-1

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

represented by the MSCI EAFE Index. The fixed income exposure was invested in an index Portfolio that tracks the performance of the Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	-1.21	7.01
Dow Jones Moderate Index	-1.21	6.38

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Barclays Aggregate Bond Index Portfolio (Class A)	40.2
MetLife Stock Index Portfolio (Class A)	16.3
MSCI EAFE Index Portfolio (Class A)	10.5
MetLife Mid Cap Stock Index Portfolio (Class A)	5.2
Russell 2000 Index Portfolio (Class A)	2.9

Top Sectors

% of Net Assets
Mutual Funds	75.1
Cash and Cash Equivalents	25.0

MIST-3

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	0.66%	$1,000.00	$970.00	$3.28
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—75.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.1%
Barclays Aggregate Bond Index Portfolio (Class A) (a)	53,564,639	$584,925,861
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	4,420,159	76,159,333
MetLife Stock Index Portfolio (Class A) (a)	5,384,500	237,133,392
MSCI EAFE Index Portfolio (Class A) (a)	12,556,241	152,432,766
Russell 2000 Index Portfolio (Class A) (a)	2,353,596	42,317,662

Total Mutual Funds (Cost $1,103,898,758)		1,092,969,014

Short-Term Investments—25.0%

Discount Notes—13.0%
Fannie Mae 0.216%, 04/13/16 (b)	2,000,000	1,998,770
Federal Home Loan Bank 0.087%, 01/08/16 (b)	4,500,000	4,499,914
0.109%, 01/07/16 (b)	2,000,000	1,999,958
0.109%, 01/15/16 (b)	12,000,000	11,999,463
0.132%, 01/04/16 (b)	9,000,000	8,999,870
0.142%, 01/13/16 (b)	15,000,000	14,999,240
0.153%, 02/03/16 (b)	4,600,000	4,599,346
0.175%, 03/08/16 (b)	14,000,000	13,995,450
0.179%, 01/20/16 (b)	6,800,000	6,799,332
0.191%, 01/22/16 (b)	25,000,000	24,997,127
0.221%, 04/06/16 (b) (c)	13,000,000	12,992,373
0.230%, 02/19/16 (b)	46,000,000	45,985,510
0.244%, 01/26/16 (b)	2,000,000	1,999,653
0.251%, 04/13/16 (b)	2,000,000	1,998,569
0.267%, 04/20/16 (b)	3,000,000	2,997,571
0.302%, 04/12/16 (b)	1,000,000	999,150
0.305%, 03/04/16 (b)	2,500,000	2,498,666
0.350%, 03/11/16 (b)	2,000,000	1,998,639
0.402%, 04/04/16 (b)	12,000,000	11,987,467

Discount Notes—(Continued)
Freddie Mac 0.244%, 04/15/16 (b) (c)	11,000,000	10,992,211

		189,338,279

U.S. Treasury—12.0%
U.S. Treasury Bills 0.092%, 04/14/16 (b)	40,000,000	39,989,441
0.109%, 01/28/16 (b)	23,000,000	22,998,086
0.119%, 01/14/16 (b)	24,000,000	23,998,904
0.122%, 01/07/16 (b)	37,000,000	36,999,132
0.136%, 02/04/16 (b) (d)	51,000,000	50,993,350

		174,978,913

Total Short-Term Investments (Cost $364,317,192)		364,317,192

Total Investments—100.1% (Cost $1,468,215,950) (e)		1,457,286,206
Other assets and liabilities (net)—(0.1)%		(2,123,764)

Net Assets—100.0%		$1,455,162,442

(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $22,035,730.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2015, the market value of securities pledged was $15,298,669.
(e)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,468,306,963. The aggregate unrealized appreciation and depreciation of investments were $15,118,479 and $(26,139,236), respectively, resulting in net unrealized depreciation of $(11,020,757) for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
MSCI EAFE Mini Index Futures	03/18/16	1,739	USD	144,843,720	$2,814,770
Russell 2000 Mini Index Futures	03/18/16	347	USD	38,784,853	478,197
S&P 500 E-Mini Index Futures	03/18/16	2,271	USD	227,233,739	3,885,931
S&P Midcap 400 E-Mini Index Futures	03/18/16	515	USD	71,081,216	684,034

Net Unrealized Appreciation					$7,862,932

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2015

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.003%	11/19/25	USD	35,000,000	$(541,643)
Pay	3M LIBOR	2.171%	01/11/26	USD	57,000,000	(154,679)
Pay	3M LIBOR	2.180%	03/18/26	USD	60,000,000	(274,055)
Pay	3M LIBOR	2.210%	02/18/26	USD	81,000,000	(23,065)
Pay	3M LIBOR	2.297%	12/03/25	USD	62,000,000	788,549
Pay	3M LIBOR	2.318%	11/19/25	USD	45,000,000	516,233
Pay	3M LIBOR	2.605%	10/13/25	USD	67,000,000	2,534,325

Net Unrealized Appreciation						$2,845,665

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,092,969,014	$—	$—	$1,092,969,014
Short-Term Investments
Discount Notes	—	189,338,279	—	189,338,279
U.S. Treasury	—	174,978,913	—	174,978,913
Total Short-Term Investments	—	364,317,192	—	364,317,192
Total Investments	$1,092,969,014	$364,317,192	$—	$1,457,286,206

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,862,932	$—	$—	$7,862,932
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,839,107	$—	$3,839,107
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(993,442)	—	(993,442)
Total Centrally Cleared Swap Contracts	$—	$2,845,665	$—	$2,845,665

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$364,317,192
Affiliated investments at value (b)	1,092,969,014
Receivable for:
Fund shares sold	2,919,236
Variation margin on centrally cleared swap contracts	2,752,477
Prepaid expenses	783

Total Assets	1,462,958,702
Liabilities
Due to custodian	457,454
Payables for:
Investments purchased	1,472,077
Fund shares redeemed	37,434
Variation margin on futures contracts	5,205,085
Accrued Expenses:
Management fees	208,731
Distribution and service fees	304,639
Deferred trustees’ fees	52,217
Other expenses	58,623

Total Liabilities	7,796,260

Net Assets	$1,455,162,442

Net Assets Consist of:
Paid in surplus	$1,447,594,491
Undistributed net investment income	21,866,874
Accumulated net realized loss	(14,077,776)
Unrealized depreciation on affiliated investments, futures contracts and swap contracts	(221,147)

Net Assets	$1,455,162,442

Net Assets
Class B	$1,455,162,442
Capital Shares Outstanding*
Class B	125,265,964
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $364,317,192.
(b)	Identified cost of affiliated investments was $1,103,898,758.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Affiliated Underlying Portfolios	$22,469,632
Interest	366,075

Total investment income	22,835,707
Expenses
Management fees	2,100,822
Administration fees	24,436
Custodian and accounting fees	52,241
Distribution and service fees—Class B	3,036,521
Audit and tax services	34,437
Legal	25,744
Trustees’ fees and expenses	35,172
Shareholder reporting	10,754
Insurance	1,601
Miscellaneous	9,293

Total expenses	5,331,021

Net Investment Income	17,504,686

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	7,091
Affiliated investments	56,196
Futures contracts	(31,198,497)
Swap contracts	12,638,508
Capital gain distributions from Affiliated Underlying Portfolios	13,834,374

Net realized loss	(4,662,328)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,114)
Affiliated investments	(40,121,864)
Futures contracts	3,252,737
Swap contracts	(2,955,491)

Net change in unrealized depreciation	(39,825,732)

Net realized and unrealized loss	(44,488,060)

Net Decrease in Net Assets From Operations	$(26,983,374)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,504,686	$9,187,691
Net realized gain (loss)	(4,662,328)	36,424,060
Net change in unrealized appreciation (depreciation)	(39,825,732)	21,384,367

Increase (Decrease) in net assets from operations	(26,983,374)	66,996,118

From Distributions to Shareholders
Net investment income
Class B	(14,600,851)	0
Net realized capital gains
Class B	(32,350,906)	(2,295,613)

Total distributions	(46,951,757)	(2,295,613)

Increase in net assets from capital share transactions	575,764,203	403,527,383

Total increase in net assets	501,829,072	468,227,888

Net Assets
Beginning of period	953,333,370	485,105,482

End of period	$1,455,162,442	$953,333,370

Undistributed net investment income
End of period	$21,866,874	$14,449,199

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	46,267,060	$562,358,851	36,864,092	$428,432,388
Reinvestments	3,873,907	46,951,757	201,901	2,295,613
Redemptions	(2,771,820)	(33,546,405)	(2,317,131)	(27,200,618)

Net increase	47,369,147	$575,764,203	34,748,862	$403,527,383

Increase derived from capital shares transactions		$575,764,203		$403,527,383

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$12.24	$11.24	$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.18	0.14	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(0.31)	0.90	1.26	0.17

Total from investment operations	(0.13)	1.04	1.32	0.16

Less Distributions
Distributions from net investment income	(0.15)	0.00	(0.03)	0.00
Distributions from net realized capital gains	(0.34)	(0.04)	(0.21)	0.00

Total distributions	(0.49)	(0.04)	(0.24)	0.00

Net Asset Value, End of Period	$11.62	$12.24	$11.24	$10.16

Total Return (%) (c)	(1.21)	9.26	12.94	1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.44	0.47	0.54	9.45	(f)
Net ratio of expenses to average net assets (%) (e)	0.44	0.47 (g)	0.54 (g)	0.60	(f)(g)
Ratio of net investment income (loss) to average net assets (%) (h)	1.44	1.21	0.50	(0.57	)(f)
Portfolio turnover rate (%)	0 (i)	1	0 (i)	0	(d)(j)
Net assets, end of period (in millions)	$1,455.2	$953.3	$485.1	$23.9

(a)	Commencement of operations was November 5, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(i)	Rounds to less than 1%.
(j)	There were no long term sale transactions during the period ended December 31, 2012.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Metropolitan Series Fund (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These

MIST-10

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, the custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian at the current rate of interest charged by the custodian for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to the custodian. The custodian may avail itself of various remedies under the custodian agreement to obtain repayment of any overdraft amounts owed to it by a Portfolio. At December 31, 2015, the Portfolio had a payment due to the custodian pursuant to the foregoing arrangement of $457,454. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2015. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2015. The Portfolio’s average overdraft advances during the year ended December 31, 2015 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions, distribution redesignations and distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

MIST-11

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivatives transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from

MIST-12

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$3,839,107	Unrealized depreciation on centrally cleared swap contracts (a)	$993,442
Equity	Unrealized appreciation on futures contracts (b)	7,862,932

Total		$11,702,039		$993,442

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$(31,198,497)	$(31,198,497)
Swap contracts	12,638,508	—	12,638,508

	$12,638,508	$(31,198,497)	$(18,559,989)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$3,252,737	$3,252,737
Swap contracts	(2,955,491)	—	(2,955,491)

	$(2,955,491)	$3,252,737	$297,246

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$192,367
Swap contracts	341,000,000

‡	Averages are based on activity levels during 2015.

MIST-13

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$417,020,153	$0	$252,060

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by MIA) for the year ended December 31, 2015	% per annum	Average Daily Net Assets of the Overlay Portion
$1,504,892	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by MetLife Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2015	% per annum	Average Daily Net Assets of the Base Portion
$595,930	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIA an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2015 were $597,166.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of

MIST-15

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Barclays Aggregate Bond Index	34,141,090	19,423,549	—	53,564,639
MetLife Mid Cap Stock Index	2,506,256	1,913,903	—	4,420,159
MetLife Stock Index	3,289,506	2,098,715	(3,721)	5,384,500
MSCI EAFE Index	8,270,143	4,291,622	(5,524)	12,556,241
Russell 2000 Index	1,430,574	923,874	(852)	2,353,596

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
Barclays Aggregate Bond Index	$—	$—	$14,080,026	$584,925,861
MetLife Mid Cap Stock Index	—	3,834,493	705,447	76,159,333
MetLife Stock Index	44,408	8,065,894	3,353,190	237,133,392
MSCI EAFE Index	7,844	—	3,922,850	152,432,766
Russell 2000 Index	3,944	1,933,987	408,119	42,317,662

	$56,196	$13,834,374	$22,469,632	$1,092,969,014

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$29,829,837	$906,163	$17,121,920	$1,389,450	$46,951,757	$2,295,613

MIST-16

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$21,919,091	$—	$(8,175,091)	$(6,123,832)	$7,620,168

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had short term accumulated capital losses of $2,798,004 and long term accumulated capital losses of $3,325,828.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Multi-Index Targeted Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Multi-Index Targeted Risk Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 5, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Multi-Index Targeted Risk Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 5, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-18

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-19

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser.

Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-21

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-22

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year and since-inception (beginning November 5, 2012) periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception (beginning November 5, 2012) periods ended October 31, 2015. The Board took into account that the Portfolio underperformed its other benchmark, the MITR Blended Benchmark, for the one-year and since-inception (beginning November 5, 2012) periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median and Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board took into account that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-23

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the MetLife Small Cap Value Portfolio returned -5.20% and -5.41%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned -7.47%.

MARKET ENVIRONMENT / CONDITIONS

During the first half of 2015, issues including the Greek debt crisis, expectations for interest-rate increases in the U.S., currency volatility, and geopolitical concerns in the Middle East and Europe discouraged equity investors. The accompanying investor uncertainty led to choppy stock market activity and a trivial gain for the Russell 2000 Value Index. Meanwhile, the U.S. stock market recovery entered its seventh year at the end of the first quarter of 2015. This advance, at least in part, has been attributed to the highly accommodative monetary policies of the U.S. Federal Reserve Bank (the “Fed”), which included lowering interest rates and quantitative easing. Arguably, these easy-money policies bolstered the economy and encouraged greater risk-taking among investors.

During the third quarter, global economic concerns took center stage, causing the U.S. equity market to suffer one of its worst quarters in several years. Domestic news that led to market volatility was driven by uncertainty over whether the Fed would raise interest rates in September. At the beginning of the quarter, a September liftoff was anticipated, but this expectation diminished over the next two months, and ultimately the Fed left rates unchanged. In a later speech, Fed Chair Janet Yellen made it clear that she favored a rise in rates at some point during the year, but the likelihood of it happening remained hard to predict. Internationally, China and the emerging markets got their fair share of headlines in the quarter. Slowing economic growth, a yuan devaluation, and commodity weakness all contributed to China and emerging market concerns, which further added to global market volatility.

The Russell 2000 Value Index gained nearly 3% in the final quarter of 2015 to close out a volatile year for global equity markets. Monetary policies around the world captured headlines during the quarter and throughout 2015. In a highly anticipated move, the Fed finally raised its target rate for the first time since June 2006. While the fourth quarter signaled the beginning of Fed tightening, the European Central Bank and Bank of Japan announced a continuation of their accommodative policies. As a result, the U.S. dollar continued to strengthen during the period. Hampered by the strong U.S. dollar and global growth concerns, oil prices remained weak during the quarter and came under further pressure following the Organization of Petroleum Exporting Countries’ (“OPEC”) decision to maintain current production levels. The combination of increased credit risk and lower oil prices caused high yield spreads to widen during the quarter and softened most risk appetites.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The sleeve managed by Delaware Investments outperformed the Russell 2000 Value Index during the reporting period. Outperformance was a result of stock selection in the Materials, Financials, and Consumer Discretionary sectors of the sleeve.

Within Materials, Cytec Industries, a specialty materials and chemical company agreed to be acquired by Belgian chemical group Solvay at a significant premium. Also in the sector, Berry Plastics contributed to relative performance as the company’s Versalite cup is being adopted at Dunkin’ Donuts and 7-Eleven.

Outperformance in the Financials sector was led by holdings in the insurance industry. StanCorp Financial Group, a life and health insurance company, agreed to merge with Meiji Yasuda Life Insurance Company, a Japanese company within the Mitsubishi Group. Within the real estate industry of the Financials sector, most of the sleeve’s holdings contributed to returns.

Several stocks in the Consumer Discretionary sector contributed to the sleeve’s outperformance during the reporting period. Shares of funeral home operator, Service Corporation International, outperformed as the company continued to generate strong earnings and cash flow. We favor companies that generate strong free cash flow and use that cash flow in shareholder friendly ways. Service Corporation is a good example of the type of company that we like to invest in as the company returns its cash to shareholders through dividends and share repurchases. One other contributor was Core-Mark, a distributor of products to convenience stores. Core-Mark benefited from new supply agreements with convenience store chains Murphy USA and 7-Eleven.

Within the Information Technology (“IT”) sector, CommScope was a strong contributor. CommScope provides connectivity and infrastructure solutions for wireless, business enterprise, and residential broadband networks worldwide. CommScope announced a plan to buy TE Connectivity’s Telecom, Enterprise, and Wireless business, strengthening the company’s product portfolio.

Stock selection in the Energy and Industrials sectors detracted from the sleeve’s relative returns during the reporting period. Contributing to the weakness in these sectors has been the broad decline in commodity prices, weaker global demand, and cuts in capital spending budgets for energy related projects.

The weakest performing company in the Energy sector was Helix Energy Solutions Group, a provider of specialty services to energy companies. SM Energy, an oil & gas exploration & production company with primary operations in the Eagle Ford Shale and Williston Basin areas of the U.S. also negatively impacted performance.

MIST-1

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

Detracting from returns in the Industrials sector were shares of H&E Equipment Services, an equipment rental company with operations concentrated around the Gulf Coast and Intermountain regions. The company’s shares declined as weak demand from the oil & gas market caused the company to report a decline in rental revenue.

The sleeve ended the review period with no companies in the Telecommunication Services sector, as we sold the sleeve’s only holding in that sector, Premiere Global Services, after the company announced it was being acquired at a premium by private equity firm Siris Capital.

The sleeve remained overweight some of the more cyclical sectors which continue to generate attractive free cash flow. The most significant overweight was to the Materials sector, followed by IT, and Industrials. The sleeve’s underweight to the Financials sector was a result of a large underweight to the Real Estate Investment Trust (“REIT”) industry. We believed that valuations for REITs and Utilities, another underweight sector, were generally less attractive relative to the available investment opportunities in other areas of the market.

Christopher S. Beck

Steven G. Catricks

Kent P. Madden

Kelly A. McKee

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management, LLC.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The sleeve managed by Wells Capital outperformed the Russell 2000 Value Index over the twelve month period. Superior stock selection was the largest driver for the sleeve’s outperformance. Stock selection in the Industrials, Consumer Staples, and Materials sectors contributed the most value to performance relative to the Russell 2000 Value Index. Conversely, a meaningful underweight in the second-best performing Financials sector was the largest detractor from relative performance.

In the Industrials sector, Courier Corporation, a book manufacturer and publisher, was the largest contributor to performance in the period. Courier shares outperformed due to competing buyout offers that were meaningfully above where the stock was trading at the beginning of the year and above our purchase price. Courier and its shareholders accepted the offer of R.R. Donnelley and Sons Company. Our investment process often benefits from a pickup in M&A activity because we tend to invest in companies that are in a position to gain from either side of those transactions. We sold the sleeve’s position during the period.

In Consumer Staples, Cott Corporation was the best performer. Cott is one of the world’s largest producers of beverages including carbonated soft drinks and juices. Recently the company expanded into home and office distribution for water and coffee with the acquisition of DS Services. The acquisition closed at the end of 2014 and the company has already increased the expected synergy targets which will culminate in better than expected margins. Over the past several months, Cott has closed on several acquisitions in the water and coffee business, including Aquaterra, the leading Canadian supplier. These deals are accretive and most of them come with cost synergies as the businesses are rolled into DS Services’ existing infrastructure. Cott’s reward/risk ratio remains attractive and we continued to hold a meaningful position size in the sleeve.

Within the Materials sector, Schweitzer-Mauduit International was among the key contributors. Schweitzer-Mauduit manufactures specialty cigarette paper and reconstituted tobacco leaf for global cigarette makers. Following a volatile first half of 2015, Schweitzer-Mauduit has regained its footing. Better-than-expected third quarter results in the core tobacco paper business helped boost margins and give investors more confidence in the recovery. Management also continues to execute on the long-term strategy of allocating capital to acquisitions to further diversify and reduce reliance on tobacco-based revenue. Schweitzer-Mauduit recently announced the acquisition of Argotec, a maker of high performance films for a number of industries. We believe diversification is the correct long-term strategy and could lead to higher growth rates and multiple expansion. We will continue to monitor the sleeve’s position as Schweitzer-Mauduit integrates the new businesses.

On the negative side, Imation Corp. and Steel Excel were among the largest relative detractors for the sleeve during the period. Imation Corp. is a maker of data storage and security products, magnetic tape media, and audio and accessory products. Imation is a long-time holding within the sleeve and, while the recent performance of the stock is disappointing, the company is undergoing a transformation that will ultimately lead to a simpler, more focused company that can utilize its substantial deferred tax assets to create what we believe will be substantial shareholder value. In the first half of the year, an activist hedge fund, The Clinton Group, initiated a proxy fight for board seats at Imation. The challenge was successful with three Clinton nominees replacing incumbent Imation board members. These board members had presided over several years of capital misallocation as well as operational shortcomings. With the Clinton nominees taking control of the board, a thorough review and evaluation of Imation’s strengths and weaknesses was undertaken. The review resulted in substantial changes to Imation’s business profile. Imation will be exiting non-core and unprofitable business lines, eliminating excess overhead, dramatically reducing its workforce, selling excess real estate, and focusing on data storage and security. A large, mostly non-cash charge of $140 to $160 million is to be taken. It is our belief that while these moves are the correct long term steps for Imation, it

MIST-2

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

has caused some confusion given the many moving parts and has led to further pressure on the shares. We believe this is temporary and as investors begin to better understand and appreciate these recent moves, Imation’s stock price should rebound strongly. We continued to confidently hold the sleeve’s position.

Steel Excel operates as a capital pool company. It operates its business through two segments, energy and sports. The energy segment provides drilling and production services to the oil & gas industry while the sports segment provides event-based sport services and other health-related services. The company is controlled by Steel Partners Holdings, LP, a hedge fund run by Warren Lichtenstein. Steel Excel was down during the year as a result of continued downward pressure on shares of companies that are tied to the energy markets. We believe that although Steel Excel is indeed exposed to energy, it also has almost $20 per share in net cash and liquid assets that underpin the inherent value of the company which is where our focus lies. We believe that through skillful allocation of this capital over the next several years, Steel Partners will transform Steel Excel from a holding company to an operating company that should drive significant shareholder value. In addition, Steel Excel has significant deferred tax assets that add to its already robust financial flexibility. We continued to hold the stock.

Our bottom-up stock selection process led the sleeve to increase its relative overweight to the Materials and Health Care sectors during the period. We moved from a relative underweight position in Consumer Discretionary to a relative overweight position as we saw some stock-specific opportunities, especially within restaurants, which we were able to capitalize on during the period. We reduced the sleeve’s Industrials overweight as several of our stocks approached their fair value, which led us to trim or sell the entire position. The sleeve’s absolute Financials weight hardly changed during the period, but the sleeve’s underweight to Financials increased as their weight in the benchmark increased approximately 3%; from under 41% to nearly 44%.

Our relative sector positioning is driven by our bottom-up stock selection process. During the first half of 2015, we began to take advantage of the severe swings in the price of oil by upgrading the quality of the sleeve’s Energy holdings. We continued to improve the quality of the sleeve’s Energy holdings in the second half of the year by focusing on companies with only the strongest balance sheets. We eliminated Bill Barrett Corporation, Stone Energy Corporation, Frank’s International N.V., and Comstock Resources in favor of Gulfport Energy Corporation, PDC Energy, Energen Corporation, and RSP Permian. Both Gulfport and PDC Energy had issued equity earlier in the year fortifying their balance sheets and making them better positioned to weather the volatile commodity price environment. Within Financials, KeyCorp made an offer for one of the sleeve’s stocks, First Niagara Financial Group through a combination of cash and stock. We subsequently sold the sleeve’s position.

As of December 31, 2015, the sleeve was highly diversified across sectors and industries, with the goal being to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years while at the same time ensuring relative protection of capital in times of market stress. Our continued focus on companies with strong balance sheets and stable cash flows gives us confidence that our current positioning should continue to allow us to deliver on these two primary objectives.

James Tringas

Robert Rifkin

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

MetLife Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX &

THE DOW JONES U.S. SMALL CAP TOTAL STOCK MARKET INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
MetLife Small Cap Value Portfolio
Class A	-5.20	6.75	5.05
Class B	-5.41	6.47	4.80
Russell 2000 Value Index	-7.47	7.67	5.57
Dow Jones U.S. Small Cap Total Stock Market Index	-4.23	10.32	8.27

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
East West Bancorp, Inc.	1.5
Vishay Intertechnology, Inc.	1.4
ProAssurance Corp.	1.3
First Citizens BancShares, Inc. - Class A	1.3
Validus Holdings, Ltd.	1.2
Eagle Materials, Inc.	1.2
HB Fuller Co.	1.1
Hancock Holding Co.	1.1
Berry Plastics Group, Inc.	1.0
Brown & Brown, Inc.	1.0

Top Sectors

% of Net Assets
Financials	28.3
Industrials	15.6
Information Technology	13.9
Consumer Discretionary	12.0
Materials	11.3
Health Care	7.6
Consumer Staples	3.9
Energy	3.8
Utilities	2.6

MIST-4

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.77%	$1,000.00	$923.20	$3.73
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B(a)	Actual	1.02%	$1,000.00	$922.50	$4.94
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-5

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Auto Components—0.7%
Standard Motor Products, Inc.	79,100	$3,009,755
Tenneco, Inc. (a)	88,400	4,058,444

		7,068,199

Banks—13.6%
Associated Banc-Corp.	269,225	5,047,969
Bank of Hawaii Corp. (b)	123,400	7,761,860
BBCN Bancorp, Inc.	151,453	2,608,021
Boston Private Financial Holdings, Inc.	338,300	3,836,322
Community Bank System, Inc.	178,400	7,125,296
East West Bancorp, Inc.	370,100	15,381,356
First Citizens BancShares, Inc. - Class A	51,082	13,187,840
First Financial Bancorp	276,500	4,996,355
First Interstate BancSystem, Inc. - Class A	110,300	3,206,421
First Midwest Bancorp, Inc.	256,500	4,727,295
Great Western Bancorp, Inc.	215,700	6,259,614
Hancock Holding Co. (b)	421,127	10,599,766
Independent Bank Corp./Rockland Trust	41,400	1,925,928
NBT Bancorp, Inc.	226,900	6,325,972
Prosperity Bancshares, Inc.	79,000	3,780,940
S&T Bancorp, Inc.	129,900	4,003,518
TCF Financial Corp.	439,850	6,210,682
UMB Financial Corp. (b)	181,074	8,428,995
Valley National Bancorp (b)	593,500	5,845,975
Webster Financial Corp.	259,100	9,635,929
WesBanco, Inc. (b)	160,600	4,821,212

		135,717,266

Beverages—0.5%
Cott Corp.	470,463	5,170,388

Biotechnology—0.2%
Myriad Genetics, Inc. (a)	36,852	1,590,532

Building Products—0.9%
Simpson Manufacturing Co., Inc.	250,608	8,558,263

Capital Markets—2.1%
Apollo Investment Corp. (b)	406,431	2,121,570
CIFC Corp. (b)	135,272	754,818
Main Street Capital Corp. (b)	121,700	3,539,036
New Mountain Finance Corp. (b)	174,607	2,273,383
Stifel Financial Corp. (a)	122,800	5,201,808
Westwood Holdings Group, Inc.	136,188	7,094,033

		20,984,648

Chemicals—6.0%
A. Schulman, Inc.	96,321	2,951,276
Albemarle Corp. (b)	88,800	4,973,688
Chemtura Corp. (a)	227,900	6,214,833
HB Fuller Co.	313,428	11,430,719
Innophos Holdings, Inc.	40,415	1,171,227
Innospec, Inc.	95,975	5,212,402
Olin Corp.	344,000	5,937,440
Quaker Chemical Corp.	80,545	6,222,907

Chemicals—(Continued)
Scotts Miracle-Gro Co. (The) - Class A	144,973	9,352,208
Sensient Technologies Corp.	94,549	5,939,568

		59,406,268

Commercial Services & Supplies—3.2%
ACCO Brands Corp. (a)	801,295	5,713,233
Brady Corp. - Class A	155,164	3,565,669
Deluxe Corp. (b)	63,924	3,486,415
Essendant, Inc.	75,500	2,454,505
Knoll, Inc.	151,552	2,849,178
Matthews International Corp. - Class A	55,003	2,939,910
Quad/Graphics, Inc.	186,796	1,737,203
UniFirst Corp.	37,500	3,907,500
Viad Corp.	181,470	5,122,898

		31,776,511

Communications Equipment—2.3%
Aviat Networks, Inc. (a)	659,900	506,671
Brocade Communications Systems, Inc.	448,500	4,117,230
CommScope Holding Co., Inc. (a)	233,690	6,050,234
NETGEAR, Inc. (a)	107,340	4,498,620
NetScout Systems, Inc. (a)	264,420	8,117,694

		23,290,449

Construction & Engineering—1.7%
EMCOR Group, Inc.	99,537	4,781,757
MasTec, Inc. (a)	392,800	6,826,864
Primoris Services Corp. (b)	215,100	4,738,653

		16,347,274

Construction Materials—1.2%
Eagle Materials, Inc.	190,900	11,536,087

Containers & Packaging—1.3%
Berry Plastics Group, Inc. (a)	273,403	9,891,720
Silgan Holdings, Inc.	62,930	3,380,600

		13,272,320

Distributors—0.4%
Core-Mark Holding Co., Inc. (b)	50,612	4,147,147

Diversified Consumer Services—0.9%
Liberty Tax, Inc.	144,673	3,447,558
Service Corp. International	219,500	5,711,390

		9,158,948

Electric Utilities—1.0%
El Paso Electric Co.	109,300	4,208,050
Hawaiian Electric Industries, Inc.	208,178	6,026,753

		10,234,803

Electrical Equipment—1.9%
EnerSys	74,061	4,142,232
Franklin Electric Co., Inc.	287,763	7,778,234

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Regal-Beloit Corp.	70,000	$4,096,400
Thermon Group Holdings, Inc. (a)	164,900	2,790,108

		18,806,974

Electronic Equipment, Instruments & Components—4.6%
AVX Corp.	315,899	3,835,014
Belden, Inc.	48,241	2,300,131
Coherent, Inc. (a)	77,442	5,042,249
GSI Group, Inc. (a)	646,708	8,808,163
Orbotech, Ltd. (a)	228,508	5,056,882
Tech Data Corp. (a)	98,400	6,531,792
Vishay Intertechnology, Inc. (b)	1,184,407	14,272,104

		45,846,335

Energy Equipment & Services—2.0%
Atwood Oceanics, Inc. (b)	163,013	1,667,623
CARBO Ceramics, Inc. (b)	118,717	2,041,932
Dril-Quip, Inc. (a)	50,300	2,979,269
Helix Energy Solutions Group, Inc. (a)	375,700	1,976,182
Patterson-UTI Energy, Inc.	474,645	7,157,647
Steel Excel, Inc. (a)	241,883	3,558,099

		19,380,752

Food & Staples Retailing—0.3%
SUPERVALU, Inc. (a)	428,360	2,904,281

Food Products—1.7%
J&J Snack Foods Corp.	40,859	4,767,020
Pinnacle Foods, Inc.	96,100	4,080,406
TreeHouse Foods, Inc. (a)	106,650	8,367,759

		17,215,185

Gas Utilities—0.6%
Southwest Gas Corp.	114,200	6,299,272

Health Care Equipment & Supplies—3.6%
Analogic Corp.	77,690	6,417,194
CryoLife, Inc.	168,840	1,820,095
Haemonetics Corp. (a)	229,910	7,412,298
Halyard Health, Inc. (a) (b)	102,978	3,440,495
Meridian Bioscience, Inc. (b)	114,597	2,351,531
STERIS plc (b)	125,451	9,451,478
Teleflex, Inc. (b)	37,100	4,876,795

		35,769,886

Health Care Providers & Services—2.3%
Owens & Minor, Inc. (b)	236,340	8,503,513
Patterson Cos., Inc. (b)	135,285	6,116,235
VCA, Inc. (a)	103,500	5,692,500
WellCare Health Plans, Inc. (a)	37,518	2,934,283

		23,246,531

Health Care Technology—0.3%
HMS Holdings Corp. (a)	267,032	3,295,175

Hotels, Restaurants & Leisure—4.4%
Brinker International, Inc.	63,500	3,044,825
Cheesecake Factory, Inc. (The) (b)	110,700	5,104,377
Denny’s Corp. (a) (b)	387,212	3,806,294
DineEquity, Inc. (b)	99,068	8,388,088
International Speedway Corp. - Class A	108,100	3,645,132
Krispy Kreme Doughnuts, Inc. (a)	456,715	6,882,695
Ruby Tuesday, Inc. (a)	416,320	2,293,923
Texas Roadhouse, Inc.	103,500	3,702,195
Wendy’s Co. (The) (b)	620,609	6,683,959

		43,551,488

Household Durables—1.6%
Dixie Group, Inc. (The) (a)	302,994	1,584,658
Helen of Troy, Ltd. (a) (b)	58,751	5,537,282
Meritage Homes Corp. (a)	176,300	5,992,437
Tupperware Brands Corp. (b)	55,109	3,066,816

		16,181,193

Household Products—1.3%
Central Garden and Pet Co. (a)	255,235	3,450,777
Spectrum Brands Holdings, Inc.	52,206	5,314,571
WD-40 Co.	45,750	4,513,238

		13,278,586

Insurance—6.9%
Allied World Assurance Co. Holdings AG	76,269	2,836,444
American Equity Investment Life Holding Co.	218,100	5,240,943
Brown & Brown, Inc.	303,577	9,744,822
Endurance Specialty Holdings, Ltd.	72,226	4,621,742
Infinity Property & Casualty Corp.	54,000	4,440,420
ProAssurance Corp.	273,337	13,265,045
RenaissanceRe Holdings, Ltd.	32,475	3,675,845
Selective Insurance Group, Inc.	261,400	8,777,812
Stewart Information Services Corp.	103,253	3,854,434
Validus Holdings, Ltd.	268,833	12,444,279

		68,901,786

IT Services—1.5%
DST Systems, Inc.	49,951	5,697,411
Sykes Enterprises, Inc. (a)	194,407	5,983,847
Teradata Corp. (a) (b)	133,059	3,515,419

		15,196,677

Life Sciences Tools & Services—0.9%
Bio-Rad Laboratories, Inc. - Class A (a)	32,585	4,518,236
VWR Corp. (a)	162,365	4,596,553

		9,114,789

Machinery—5.6%
Altra Industrial Motion Corp.	157,900	3,960,132
Barnes Group, Inc.	94,200	3,333,738
Briggs & Stratton Corp. (b)	146,279	2,530,627
CIRCOR International, Inc.	41,800	1,761,870

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Douglas Dynamics, Inc.	348,006	$7,332,486
EnPro Industries, Inc.	57,300	2,512,032
ESCO Technologies, Inc.	160,907	5,815,179
Hillenbrand, Inc.	188,986	5,599,655
ITT Corp.	201,900	7,333,008
Kadant, Inc.	181,466	7,369,334
Mueller Industries, Inc.	302,136	8,187,886

		55,735,947

Marine—0.7%
Kirby Corp. (a)	50,600	2,662,572
Matson, Inc.	96,400	4,109,532

		6,772,104

Media—1.5%
AH Belo Corp. - Class A	666,652	3,333,260
Cinemark Holdings, Inc.	104,200	3,483,406
Meredith Corp.	64,400	2,785,300
New Media Investment Group, Inc. (b)	158,732	3,088,925
Time, Inc.	153,092	2,398,951

		15,089,842

Metals & Mining—1.0%
Kaiser Aluminum Corp.	64,300	5,379,338
Royal Gold, Inc. (b)	67,280	2,453,702
Ryerson Holding Corp. (a) (b)	174,800	816,316
TimkenSteel Corp.	198,322	1,661,938

		10,311,294

Multi-Utilities—0.9%
Black Hills Corp. (b)	81,900	3,802,617
NorthWestern Corp.	99,700	5,408,725

		9,211,342

Oil, Gas & Consumable Fuels—1.9%
Bonanza Creek Energy, Inc. (a) (b)	179,400	945,438
Energen Corp.	62,099	2,545,438
Gulfport Energy Corp. (a)	158,554	3,895,672
Jones Energy, Inc. - Class A (a) (b)	95,000	365,750
Oasis Petroleum, Inc. (a) (b)	348,200	2,566,234
PDC Energy, Inc. (a) (b)	41,611	2,221,195
RSP Permian, Inc. (a)	83,491	2,036,345
SM Energy Co. (b)	148,200	2,913,612
Whiting Petroleum Corp. (a)	148,800	1,404,672

		18,894,356

Paper & Forest Products—1.8%
Clearwater Paper Corp. (a)	77,000	3,505,810
Neenah Paper, Inc.	87,143	5,440,337
PH Glatfelter Co.	144,900	2,671,956
Schweitzer-Mauduit International, Inc.	147,611	6,198,186

		17,816,289

Pharmaceuticals—0.3%
Theravance, Inc. (b)	310,341	3,270,994

Professional Services—0.5%
Korn/Ferry International	161,119	5,345,928

Real Estate Investment Trusts—5.3%
Apollo Commercial Real Estate Finance, Inc. (b)	147,031	2,533,344
Brandywine Realty Trust	420,500	5,744,030
Education Realty Trust, Inc.	100,267	3,798,114
Gramercy Property Trust, Inc. (b)	524,798	4,051,441
Hatteras Financial Corp.	464,623	6,109,792
Healthcare Realty Trust, Inc.	170,400	4,825,728
Highwoods Properties, Inc.	138,500	6,038,600
LaSalle Hotel Properties (b)	159,954	4,024,443
Lexington Realty Trust (b)	519,400	4,155,200
Ramco-Gershenson Properties Trust	212,800	3,534,608
Summit Hotel Properties, Inc.	272,200	3,252,790
Washington Real Estate Investment Trust (b)	162,500	4,397,250

		52,465,340

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	110,100	3,887,631

Road & Rail—0.6%
Saia, Inc. (a)	72,300	1,608,675
Werner Enterprises, Inc. (b)	197,100	4,610,169

		6,218,844

Semiconductors & Semiconductor Equipment—1.9%
Cirrus Logic, Inc. (a)	119,300	3,522,929
DSP Group, Inc. (a)	273,200	2,579,008
Exar Corp. (a)	264,320	1,620,282
ON Semiconductor Corp. (a)	600,900	5,888,820
Teradyne, Inc.	251,700	5,202,639

		18,813,678

Software—2.3%
ACI Worldwide, Inc. (a)	191,908	4,106,831
Progress Software Corp. (a)	212,780	5,106,720
PTC, Inc. (a)	153,300	5,308,779
Synopsys, Inc. (a)	185,900	8,478,899

		23,001,229

Specialty Retail—1.6%
Asbury Automotive Group, Inc. (a)	36,600	2,468,304
Buckle, Inc. (The) (b)	141,808	4,364,850
Cato Corp. (The) - Class A	60,754	2,236,962
Christopher & Banks Corp. (a) (b)	447,352	738,131
Finish Line, Inc. (The) - Class A	83,200	1,504,256
Genesco, Inc. (a)	30,600	1,738,998
Guess?, Inc. (b)	88,105	1,663,423
Stage Stores, Inc. (b)	75,611	688,816

		15,403,740

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—1.3%
Electronics For Imaging, Inc. (a)	142,400	$6,655,776
Imation Corp. (a) (b)	1,423,110	1,949,661
Super Micro Computer, Inc. (a) (b)	152,500	3,737,775

		12,343,212

Textiles, Apparel & Luxury Goods—0.9%
Delta Apparel, Inc. (a)	212,907	2,989,214
Steven Madden, Ltd. (a)	105,500	3,188,210
Wolverine World Wide, Inc.	145,600	2,432,976

		8,610,400

Trading Companies & Distributors—0.6%
H&E Equipment Services, Inc.	241,600	4,223,168
WESCO International, Inc. (a)	40,100	1,751,568

		5,974,736

Total Common Stocks (Cost $1,066,465,696)		986,414,919

Short-Term Investments—14.2%

Mutual Fund—13.2%
State Street Navigator Securities Lending MET Portfolio (c)	132,068,148	132,068,148

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $9,696,404 on 01/04/16, collateralized by $10,020,000 U.S. Treasury Note at 0.625% due 04/30/18 with a value of $9,894,750.	9,696,372	9,696,372

Total Short-Term Investments (Cost $141,764,520)		141,764,520

Total Investments—113.2% (Cost $1,208,230,216) (d)		1,128,179,439
Other assets and liabilities (net)—(13.2)%		(131,651,669)

Net Assets—100.0%		$996,527,770

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $128,611,380 and the collateral received consisted of cash in the amount of $132,068,148 and non-cash collateral with a value of $1,131,041. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,209,974,761. The aggregate unrealized appreciation and depreciation of investments were $55,582,253 and $(137,377,575), respectively, resulting in net unrealized depreciation of $(81,795,322) for federal income tax purposes.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$986,414,919	$—	$—	$986,414,919
Short-Term Investments
Mutual Fund	132,068,148	—	—	132,068,148
Repurchase Agreement	—	9,696,372	—	9,696,372
Total Short-Term Investments	132,068,148	9,696,372	—	141,764,520
Total Investments	$1,118,483,067	$9,696,372	$—	$1,128,179,439

Collateral for Securities Loaned (Liability)	$—	$(132,068,148)	$—	$(132,068,148)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,128,179,439
Receivable for:
Investments sold	73,985
Fund shares sold	43,979
Dividends and interest	1,875,952
Prepaid expenses	2,972

Total Assets	1,130,176,327
Liabilities
Due to custodian	207,860
Collateral for securities loaned	132,068,148
Payables for:
Investments purchased	176,899
Fund shares redeemed	222,287
Accrued Expenses:
Management fees	645,240
Distribution and service fees	93,669
Deferred trustees’ fees	81,937
Other expenses	152,517

Total Liabilities	133,648,557

Net Assets	$996,527,770

Net Assets Consist of:
Paid in surplus	$1,040,837,475
Undistributed net investment income	11,399,349
Accumulated net realized gain	24,343,134
Unrealized depreciation on investments and foreign currency transactions	(80,052,188)

Net Assets	$996,527,770

Net Assets
Class A	$564,541,390
Class B	431,986,380
Capital Shares Outstanding*
Class A	44,729,117
Class B	34,559,024
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.62
Class B	12.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,208,230,216.
(b)	Includes securities loaned at value of $128,611,380.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$20,927,810
Interest	179
Securities lending income	843,080

Total investment income	21,771,069
Expenses
Management fees	8,228,580
Administration fees	26,808
Custodian and accounting fees	121,287
Distribution and service fees—Class B	1,219,592
Audit and tax services	40,454
Legal	23,659
Trustees’ fees and expenses	35,270
Shareholder reporting	47,042
Insurance	7,374
Miscellaneous	23,555

Total expenses	9,773,621
Less management fee waiver	(52,626)
Less broker commission recapture	(10,389)

Net expenses	9,710,606

Net Investment Income	12,060,463

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	24,138,531

Net change in unrealized depreciation on:
Investments	(91,616,628)
Foreign currency transactions	(3,049)

Net change in unrealized depreciation	(91,619,677)

Net realized and unrealized loss	(67,481,146)

Net Decrease in Net Assets From Operations	$(55,420,683)

(a)	Net of foreign withholding taxes of $18,492.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,060,463	$3,741,288
Net realized gain	24,138,531	400,249,529
Net change in unrealized depreciation	(91,619,677)	(385,939,187)

Increase (decrease) in net assets from operations	(55,420,683)	18,051,630

From Distributions to Shareholders
Net investment income
Class A	(2,312,124)	(2,575,767)
Class B	(459,152)	(222,441)
Net realized capital gains
Class A	(221,543,482)	(37,064,844)
Class B	(178,296,033)	(23,606,559)

Total distributions	(402,610,791)	(63,469,611)

Increase (decrease) in net assets from capital share transactions	275,975,277	(312,928,539)

Total decrease in net assets	(182,056,197)	(358,346,520)

Net Assets
Beginning of period	1,178,583,967	1,536,930,487

End of period	$996,527,770	$1,178,583,967

Undistributed net investment income
End of period	$11,399,349	$3,074,494

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	231,356	$4,069,773	986,687	$19,594,172
Reinvestments	16,233,184	223,855,606	2,008,136	39,640,611
Redemptions	(3,267,195)	(56,357,129)	(15,863,510)	(316,021,684)

Net increase (decrease)	13,197,345	$171,568,250	(12,868,687)	$(256,786,901)

Class B
Sales	886,331	$14,104,596	1,501,902	$30,143,517
Reinvestments	13,066,900	178,755,185	1,213,289	23,829,000
Redemptions	(5,510,943)	(88,452,754)	(5,455,549)	(110,114,155)

Net increase (decrease)	8,442,288	$104,407,027	(2,740,358)	$(56,141,638)

Increase (decrease) derived from capital shares transactions		$275,975,277		$(312,928,539)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.51	$21.04	$16.05	$13.57	$15.04

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.08	0.07	0.19	0.03
Net realized and unrealized gain (loss) on investments	(0.62)	0.30	5.14	2.29	(1.31)

Total from investment operations	(0.43)	0.38	5.21	2.48	(1.28)

Less Distributions
Distributions from net investment income	(0.08)	(0.06)	(0.22)	0.00	(0.19)
Distributions from net realized capital gains	(7.38)	(0.85)	0.00	0.00	0.00

Total distributions	(7.46)	(0.91)	(0.22)	0.00	(0.19)

Net Asset Value, End of Period	$12.62	$20.51	$21.04	$16.05	$13.57

Total Return (%) (b)	(5.20)	1.96	32.81	18.28	(8.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.76	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.77	0.76	0.74	0.76	0.77
Ratio of net investment income to average net assets (%)	1.21	0.38	0.37	1.29	0.17
Portfolio turnover rate (%)	35	135	46	46	48
Net assets, end of period (in millions)	$564.5	$646.7	$934.0	$892.7	$755.1

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.36	$20.89	$15.94	$13.51	$14.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15	0.03	0.02	0.14	(0.02)
Net realized and unrealized gain (loss) on investments	(0.61)	0.30	5.11	2.29	(1.30)

Total from investment operations	(0.46)	0.33	5.13	2.43	(1.32)

Less Distributions
Distributions from net investment income	(0.02)	(0.01)	(0.18)	0.00	(0.16)
Distributions from net realized capital gains	(7.38)	(0.85)	0.00	0.00	0.00

Total distributions	(7.40)	(0.86)	(0.18)	0.00	(0.16)

Net Asset Value, End of Period	$12.50	$20.36	$20.89	$15.94	$13.51

Total Return (%) (b)	(5.41)	1.72	32.45	17.99	(8.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.02	1.01	1.02	1.02
Net ratio of expenses to average net assets (%) (c)	1.02	1.01	0.99	1.01	1.02
Ratio of net investment income (loss) to average net assets (%)	0.95	0.16	0.12	0.96	(0.11)
Portfolio turnover rate (%)	35	135	46	46	48
Net assets, end of period (in millions)	$432.0	$531.9	$602.9	$517.8	$531.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, the custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian at the current rate of interest charged by the custodian for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to the custodian. The custodian may avail itself of various remedies under the custodian agreement to obtain repayment of any overdraft amounts owed to it by a Portfolio. At December 31, 2015, the Portfolio had a payment due to the custodian pursuant to the foregoing arrangement of $207,860. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2015. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2015. The Portfolio’s average overdraft advances during the year ended December 31, 2015 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to commission recapture, adjustments to prior period accumulated balances and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

MIST-15

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $9,696,372, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

MIST-16

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$376,717,167	$0	$437,184,354

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$8,228,580	0.750%	First $1 billion
	0.700%	Over $1 billion

MIST-17

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

MetLife Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $	1 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$43,284,610	$2,798,208	$359,326,181	$60,671,403	$402,610,791	$63,469,611

MIST-18

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$37,568,963	$—	$(81,796,733)	$—	$(44,227,770)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Small Cap Value Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Small Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-23

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-24

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Delaware Investments Fund Advisers and Wells Capital Management Incorporated regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one- and three-year periods ended October 31, 2015, and underperformed its benchmark for the five-year period ended October 31, 2015. The Board further noted that the Sub-Advisers assumed portfolio management responsibilities for the Portfolio effective December 1, 2014 and that performance prior to that date represents that of the previous sub-adviser.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-25

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

Massachusetts Financial Services Company (“MFS”), the Portfolio’s subadviser prior to January 1, 2016, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2015. On January 1, 2016, Aberdeen Asset Managers Limited (“Aberdeen”) succeeded MFS as the subadviser to the Portfolio and the name of the Portfolio was changed from the MFS Emerging Markets Equity Portfolio to the Met/Aberdeen Emerging Markets Equity Portfolio. This commentary and performance does not reflect the management of Aberdeen.

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Met/Aberdeen Emerging Markets Equity Portfolio returned -13.66% and -13.81%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned -14.92%.

MARKET ENVIRONMENT / CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the U.S. Federal Reserve Bank (the “Fed”) began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the Energy, Materials, and Industrials sectors. An additional headwind for earnings was the sharp rise in the U.S. dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher U.S. interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

PORTFOLIO REVIEW / PERIOD END POSITIONING

A combination of strong security selection and an overweight allocation in the Consumer Discretionary sector supported Portfolio performance relative to the MSCI Emerging Markets Index during the reporting period. Within Consumer Discretionary, holding electrical and electronic products manufacturer Techtronic Industries (Hong Kong) and an overweight position in South African multinational media company Naspers lifted relative returns.

Within the Financials sector, security selection was a positive factor that benefited relative performance with an overweight position in financial services company Housing Development Finance Corp. (India) contributing positively to relative returns.

The Portfolio’s overweight allocation to the Consumer Staples sector further added to relative results. Within this sector, an overweight position in household goods and cosmetics producer LG Household & Health Care (South Korea) and holding beverage producer SAB Miller (United Kingdom) boosted relative returns.

Stocks in other sectors that contributed to relative performance included holdings of Information Technology (“IT”) company Cognizant Technology (U.S.) and software engineering solutions provider EPAM Systems (U.S.). Additionally, overweighting the largest contract semiconductor manufacturer in the world, Taiwan Semiconductor Manufacturing (Taiwan), petrochemical manufacturer LG Chem (South Korea), and piped gas distribution company China Resources Gas (China) raised relative results.

During the reporting period, the Portfolio’s relative currency exposure resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies was another contributor to relative performance.

Weak stock selection in the Health Care sector was a primary factor that weighed on relative results. Within this sector, overweight positions in insurance and healthcare provider Qualicorp (Brazil) and over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional (Mexico) hurt relative returns.

Poor security selection in the Industrials and Energy sectors further subtracted from relative performance. Within the Industrials sector, holding Brazilian specialty engineering company Mills Estruturas e Servicos held back relative results as shares declined during the reporting period. Within the Energy sector, an overweight position in Chinese coal producer China Shenhua Energy and holding Canadian oil & gas production company Gran Tierra Energy hindered relative returns.

Stocks in other sectors that detracted from relative performance included not holding internet software service provider Tencent

MIST-1

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

Holdings (China) and overweight positions in integrated circuits manufacturer MediaTek (Taiwan), banking group Kasikornbank (Thailand), Brazilian educational services provider Estacio Participacoes, and Chinese food producer Want Want China Holdings.

We had been increasing the Portfolio’s China exposure steadily over the last 2 years as the market’s expectation on growth finally moderated. We had largely focused on opportunities in domestic consumer sectors, export manufacturing sectors, and internet sector. We were not finding many ideas in banking, real estate, heavy industrials, healthcare, and material stocks. In particular, we remained cautious on the Chinese banks given our concerns on balance sheets and credit quality. We had however, been increasing the Portfolio’s exposure to insurance companies as this is an underpenetrated market with significant upside potential.

After having been underweight Consumer Staples for a number of periods, we continued to add to the Portfolio’s exposure during 2015. We found ourselves in an environment of multiple contractions and were provided with a window to purchase select opportunities which we had historically admired from afar because of rich valuations. We believe these are structural long term winners that had come back to reasonable valuations and our overweight position benefited the Portfolio. We continued to favor companies with exposure to the growth of domestic consumption.

We believed that Health Care remained an expensive sector and unlike Consumer Staples we have yet to be provided with an opportunity to buy quality names.

Jose Luis Garcia

Robert Lau

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[2]
Met/Aberdeen Emerging Markets Equity Portfolio
Class A	-13.66	-5.62	0.18
Class B	-13.81	-5.84	-0.07
MSCI Emerging Markets Index	-14.92	-4.81	1.80

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

2 Inception dates of the Class A and Class B shares is 5/1/2006. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	4.2
Taiwan Semiconductor Manufacturing Co., Ltd.	3.6
Housing Development Finance Corp., Ltd.	3.5
AIA Group, Ltd.	3.4
China Mobile, Ltd.	3.4
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	3.3
Astra International Tbk PT	3.1
Grupo Financiero Banorte S.A.B. de C.V. - Class O	3.1
Infosys, Ltd.	2.8
Swire Pacific, Ltd. - Class B	2.6

Top Countries

% of Net Assets
India	17.2
Hong Kong	11.7
Mexico	7.9
Brazil	7.9
South Korea	5.5
Turkey	5.2
Taiwan	4.7
China	4.7
Thailand	4.3
Indonesia	3.7

MIST-3

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Aberdeen Emerging Markets Equity Portfolio (formerly MFS Emerging Markets Equity Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	1.01%	$1,000.00	$858.60	$4.73
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

Class B(a)	Actual	1.26%	$1,000.00	$858.50	$5.90
	Hypothetical*	1.26%	$1,000.00	$1,018.85	$6.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Schedule of Investments as of December 31, 2015

Common Stocks—93.9% of Net Assets

Security Description	Shares	Value

Australia—0.7%
BHP Billiton plc	761,000	$8,598,259

Brazil—7.9%
Banco Bradesco S.A. (ADR)	5,509,000	26,498,290
BRF S.A.	900,000	12,570,845
Lojas Renner S.A.	3,278,000	14,105,424
Multiplan Empreendimentos Imobiliarios S.A.	1,151,000	11,011,319
Ultrapar Participacoes S.A.	1,758,000	26,843,065
Vale S.A. (ADR)	3,673,077	12,084,423

		103,113,366

Chile—1.2%
Banco Santander Chile (ADR)	892,000	15,734,880

China—4.7%
China Mobile, Ltd.	3,889,000	43,585,717
PetroChina Co., Ltd. - Class H	25,853,000	17,038,375

		60,624,092

Hong Kong—11.7%
AIA Group, Ltd.	7,338,000	43,716,561
Global Brands Group Holding, Ltd. (a)	78,564,000	14,840,158
Hang Lung Group, Ltd.	6,621,000	21,425,827
Hang Lung Properties, Ltd.	5,238,000	11,880,177
Hong Kong Exchanges and Clearing, Ltd.	508,000	12,908,846
Stella International Holdings, Ltd.	5,686,000	14,067,219
Swire Pacific, Ltd. - Class B	16,529,000	33,648,265

		152,487,053

Hungary—1.1%
Richter Gedeon Nyrt	735,000	13,913,736

India—17.2%
CESC, Ltd.	196,054	1,518,233
Dabur India, Ltd.	2,115,611	8,802,232
Hero MotoCorp, Ltd.	509,000	20,609,420
Hindustan Unilever, Ltd.	1,686,000	21,925,750
Housing Development Finance Corp., Ltd.	2,389,000	45,378,643
ICICI Bank, Ltd.	6,916,000	27,094,237
Infosys, Ltd.	2,169,000	36,105,211
ITC, Ltd.	6,658,000	32,967,254
Kotak Mahindra Bank, Ltd.	64,876	699,089
Shriram Transport Finance Co., Ltd.	188,234	2,438,269
UltraTech Cement, Ltd.	613,063	25,626,896

		223,165,234

Indonesia—3.7%
Astra International Tbk PT	94,150,000	40,460,404
Indocement Tunggal Prakarsa Tbk PT	4,706,400	7,508,641

		47,969,045

Luxembourg—1.5%
Tenaris S.A. (ADR)	815,000	19,397,000

Malaysia—2.1%
CIMB Group Holdings Bhd	8,991,000	9,477,218
Public Bank Bhd	4,115,000	17,731,633

		27,208,851

Mexico—7.9%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	467,000	43,127,450
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)	133,000	18,709,110
Grupo Financiero Banorte S.A.B. de C.V. - Class O	7,325,708	40,295,751
Prologis Property Mexico S.A. de C.V. (REIT) (a)	757,077	1,146,520

		103,278,831

Philippines—3.2%
Ayala Land, Inc.	40,368,800	29,474,555
Bank of the Philippine Islands	6,906,370	12,290,734

		41,765,289

Poland—1.9%
Bank Pekao S.A.	667,000	24,321,485

Portugal—1.2%
Jeronimo Martins SGPS S.A.	1,201,000	15,604,471

Russia—3.4%
Lukoil PJSC (ADR)	682,343	21,861,411
Magnit PJSC (a)	149,000	22,854,151

		44,715,562

South Africa—3.6%
Massmart Holdings, Ltd.	2,007,000	12,926,118
MTN Group, Ltd.	1,615,000	13,845,088
Truworths International, Ltd.	3,443,000	20,251,527

		47,022,733

South Korea—1.3%
E-Mart, Inc.	88,000	14,120,739
TK Corp.	342,961	2,709,845

		16,830,584

Taiwan—4.7%
Taiwan Mobile Co., Ltd.	4,493,000	13,651,514
Taiwan Semiconductor Manufacturing Co., Ltd.	10,947,000	47,237,140

		60,888,654

Thailand—4.3%
Siam Cement PCL (The)	2,373,000	29,982,723
Siam Commercial Bank PCL (The)	8,070,000	26,631,803

		56,614,526

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Turkey—5.2%
Akbank TAS	10,480,000	$24,071,875
BIM Birlesik Magazalar A/S	1,091,000	19,208,169
Turkiye Garanti Bankasi A/S	9,944,000	24,272,767

		67,552,811

United Arab Emirates—0.3%
Lamprell plc (a)	2,725,853	3,995,061

United Kingdom—3.5%
SABMiller plc	453,000	27,473,266
Standard Chartered plc (Hong Kong Exchange)	863,256	7,251,199
Standard Chartered plc (London Exchange)	1,319,301	10,945,355

		45,669,820

United States—1.6%
Yum! Brands, Inc.	283,000	20,673,150

Total Common Stocks (Cost $1,287,129,566)		1,221,144,493

Preferred Stock—4.2%

South Korea—4.2% Samsung Electronics Co., Ltd. (Cost $56,026,120)	59,173	54,764,049

Warrant—0.3%

United Arab Emirates—0.3%
Union National Bank PJSC, Expires 05/15/17 (a) (Cost $5,388,480)	2,967,161	3,780,757

Short-Term Investment—1.2%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $15,174,269 on 01/04/16, collateralized by $15,420,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $15,477,825.	15,174,218	$15,174,218

Total Short-Term Investments (Cost $15,174,218)		15,174,218

Total Investments—99.6% (Cost $1,363,718,384) (b)		1,294,863,517
Other assets and liabilities (net)—0.4%		5,526,758

Net Assets—100.0%		$1,300,390,275

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,382,707,627. The aggregate unrealized appreciation and depreciation of investments were $29,486,561 and $(117,330,671), respectively, resulting in net unrealized depreciation of $(87,844,110) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Banks	20.6
Real Estate Management & Development	8.3
Food & Staples Retailing	6.5
Wireless Telecommunication Services	5.5
Beverages	5.4
Oil, Gas & Consumable Fuels	5.1
Construction Materials	4.8
Automobiles	4.7
Technology Hardware, Storage & Peripherals	4.2
Semiconductors & Semiconductor Equipment	3.6

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$8,598,259	$—	$8,598,259
Brazil	38,582,713	64,530,653	—	103,113,366
Chile	15,734,880	—	—	15,734,880
China	—	60,624,092	—	60,624,092
Hong Kong	—	152,487,053	—	152,487,053
Hungary	—	13,913,736	—	13,913,736
India	—	223,165,234	—	223,165,234
Indonesia	—	47,969,045	—	47,969,045
Luxembourg	19,397,000	—	—	19,397,000
Malaysia	—	27,208,851	—	27,208,851
Mexico	103,278,831	—	—	103,278,831
Philippines	—	41,765,289	—	41,765,289
Poland	—	24,321,485	—	24,321,485
Portugal	—	15,604,471	—	15,604,471
Russia	22,854,151	21,861,411	—	44,715,562
South Africa	—	47,022,733	—	47,022,733
South Korea	—	16,830,584	—	16,830,584
Taiwan	—	60,888,654	—	60,888,654
Thailand	—	56,614,526	—	56,614,526
Turkey	—	67,552,811	—	67,552,811
United Arab Emirates	—	3,995,061	—	3,995,061
United Kingdom	—	45,669,820	—	45,669,820
United States	20,673,150	—	—	20,673,150
Total Common Stocks	220,520,725	1,000,623,768	—	1,221,144,493
Total Preferred Stock*	—	54,764,049	—	54,764,049
Total Warrant*	3,780,757	—	—	3,780,757
Total Short-Term Investment*	—	15,174,218	—	15,174,218
Total Investments	$224,301,482	$1,070,562,035	$—	$1,294,863,517

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$1,294,863,517
Cash denominated in foreign currencies (b)	5,426,520
Receivable for:
Investments sold	144,847
Fund shares sold	71,182
Dividends and interest	2,218,040
Prepaid expenses	3,986

Total Assets	1,302,728,092
Liabilities
Payables for:
Fund shares redeemed	114,166
Foreign taxes	205,413
Accrued Expenses:
Management fees	978,503
Distribution and service fees	110,438
Deferred trustees’ fees	81,937
Other expenses	847,360

Total Liabilities	2,337,817

Net Assets	$1,300,390,275

Net Assets Consist of:
Paid in surplus	$1,677,163,618
Undistributed net investment income	5,059,409
Accumulated net realized loss	(312,821,688)
Unrealized depreciation on investments and foreign currency transactions (c)	(69,011,064)

Net Assets	$1,300,390,275

Net Assets
Class A	$789,191,123
Class B	511,199,152
Capital Shares Outstanding*
Class A	96,942,452
Class B	63,374,350
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.14
Class B	8.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,363,718,384.
(b)	Identified cost of cash denominated in foreign currencies was $5,420,284.
(c)	Includes foreign capital gains tax of $162,591.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$32,556,054
Interest	13,682
Securities lending income	486,553

Total investment income	33,056,289
Expenses
Management fees	12,699,180
Administration fees	34,811
Custodian and accounting fees	1,656,555
Distribution and service fees—Class B	1,442,481
Audit and tax services	57,543
Legal	26,305
Trustees’ fees and expenses	35,173
Shareholder reporting	85,409
Insurance	9,945
Miscellaneous	104,323

Total expenses	16,151,725
Less management fee waiver	(250,000)
Less broker commission recapture	(765)

Net expenses	15,900,960

Net Investment Income	17,155,329

Net Realized and Unrealized Loss
Net realized loss on:
Investments (b)	(190,868,965)
Foreign currency transactions	(2,305,055)

Net realized loss	(193,174,020)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(28,595,523)
Foreign currency transactions	19,178

Net change in unrealized depreciation	(28,576,345)

Net realized and unrealized loss	(221,750,365)

Net Decrease in Net Assets From Operations	$(204,595,036)

(a)	Net of foreign withholding taxes of $3,557,582.
(b)	Net of foreign capital gains tax of $1,718,317.
(c)	Includes change in foreign capital gains tax of $2,727,206.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,155,329	$19,769,741
Net realized loss	(193,174,020)	(27,758,692)
Net change in unrealized depreciation	(28,576,345)	(87,267,948)

Decrease in net assets from operations	(204,595,036)	(95,256,899)

From Distributions to Shareholders
Net investment income
Class A	(17,919,529)	(11,867,740)
Class B	(10,358,294)	(5,331,917)

Total distributions	(28,277,823)	(17,199,657)

Increase (decrease) in net assets from capital share transactions	62,318,263	(137,354,849)

Total decrease in net assets	(170,554,596)	(249,811,405)

Net Assets
Beginning of period	1,470,944,871	1,720,756,276

End of period	$1,300,390,275	$1,470,944,871

Undistributed net investment income
End of period	$5,059,409	$16,479,336

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	5,535,860	$51,252,008	8,738,255	$85,695,667
Reinvestments	1,884,283	17,919,529	1,173,862	11,867,740
Redemptions	(1,313,479)	(12,519,983)	(22,600,851)	(233,331,033)

Net increase (decrease)	6,106,664	$56,651,554	(12,688,734)	$(135,767,626)

Class B
Sales	7,112,375	$63,536,100	10,307,746	$103,639,530
Reinvestments	1,098,440	10,358,294	531,067	5,331,917
Redemptions	(7,482,771)	(68,227,685)	(10,809,579)	(110,558,670)

Net increase	728,044	$5,666,709	29,234	$(1,587,223)

Increase (decrease) derived from capital shares transactions		$62,318,263		$(137,354,849)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.62	$10.39	$11.04	$9.36	$11.65

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.13	0.13	0.15	0.16
Net realized and unrealized gain (loss) on investments	(1.41)	(0.79)	(0.64)	1.63	(2.28)

Total from investment operations	(1.29)	(0.66)	(0.51)	1.78	(2.12)

Less Distributions
Distributions from net investment income	(0.19)	(0.11)	(0.14)	(0.10)	(0.17)

Total distributions	(0.19)	(0.11)	(0.14)	(0.10)	(0.17)

Net Asset Value, End of Period	$8.14	$9.62	$10.39	$11.04	$9.36

Total Return (%) (b)	(13.66)	(6.41)	(4.61)	19.10	(18.42)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.01	1.02	1.07	1.09
Net ratio of expenses to average net assets (%) (c)	1.00	0.99	1.01	1.07	1.09
Ratio of net investment income to average net assets (%)	1.29	1.30	1.28	1.50	1.50
Portfolio turnover rate (%)	116	49	33	29	40
Net assets, end of period (in millions)	$789.2	$873.8	$1,075.9	$578.1	$473.5

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.53	$10.30	$10.94	$9.27	$11.56

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.11	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investments	(1.38)	(0.80)	(0.62)	1.62	(2.28)

Total from investment operations	(1.29)	(0.69)	(0.52)	1.75	(2.14)

Less Distributions
Distributions from net investment income	(0.17)	(0.08)	(0.12)	(0.08)	(0.15)

Total distributions	(0.17)	(0.08)	(0.12)	(0.08)	(0.15)

Net Asset Value, End of Period	$8.07	$9.53	$10.30	$10.94	$9.27

Total Return (%) (b)	(13.81)	(6.70)	(4.80)	18.90	(18.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.27	1.26	1.27	1.32	1.34
Net ratio of expenses to average net assets (%) (c)	1.25	1.24	1.26	1.32	1.34
Ratio of net investment income to average net assets (%)	1.03	1.05	0.95	1.25	1.30
Portfolio turnover rate (%)	116	49	33	29	40
Net assets, end of period (in millions)	$511.2	$597.1	$644.8	$641.3	$544.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-12

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $15,174,218, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. There were no outstanding securities loaned by the Portfolio at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MIST-13

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Notes to Financial Statements—December 31, 2015—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,697,467,161	$0	$1,643,343,713

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $523,411 in purchases and $862,996 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$12,699,180	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company was compensated by MetLife Advisers to provide subadvisory services for the Portfolio during the year ended December 31, 2015.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	$500 million to $1 billion

MIST-14

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Notes to Financial Statements—December 31, 2015—(Continued)

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$28,277,823	$17,199,657	$—	$—	$28,277,823	$17,199,657

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$15,409,056	$—	$(88,000,306)	$(78,185,166)	$(225,914,990)	$(376,691,406)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MIST-15

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the Portfolio had short term post-enactment accumulated capital losses of $61,044,388, long term post-enactment accumulated capital losses of $164,870,602, and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,185,166.

8. Subsequent Events

On January 1, 2016, Aberdeen Asset Managers Limited succeeded Massachusetts Financial Services Company as the subadviser to the Portfolio and the name of the Portfolio was changed from the MFS Emerging Markets Equity Portfolio to the Met/Aberdeen Emerging Markets Equity Portfolio.

MIST-16

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Aberdeen Emerging Markets Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio), one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Aberdeen Emerging Markets Equity Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-17

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-20

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-21

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio). At the November Meeting, the Board approved a new sub-adviser for the Portfolio, replacing Massachusetts Financial Services Company (“MFS”) with Aberdeen Asset Managers Limited (“Aberdeen”), under a new sub-advisory agreement between the Adviser and Aberdeen. Aberdeen commenced serving as sub-adviser on January 1, 2016.

The Board also considered the following information in relation to the Agreements with the Adviser and Aberdeen regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended October 31, 2015, and underperformed its benchmark for the three- and five-year periods ended October 31, 2015. The Board noted that Aberdeen will assume portfolio management responsibilities for the Portfolio effective January 1, 2016, and that performance prior to that date represents that of MFS.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule as a result of the change of the sub-adviser and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2016.

MIST-22

Met Investors Series Trust

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the MFS Research International Portfolio returned -1.50%, -1.77%, and -1.76%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World ex-U.S. Index2, returned -0.81% and -5.66%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the U.S. Federal Reserve Bank (the “Fed”) began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the Energy, Materials, and Industrials sectors. An additional headwind for earnings was the sharp rise in the U.S. dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher U.S. interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark during the reporting period. Weak stock selection in the Health Care sector detracted from performance relative to the MSCI EAFE Index, led by the Portfolio’s holdings of pharmaceutical company Valeant Pharmaceuticals (Canada), and not owning shares of pharmaceutical company Novo Nordisk (Denmark).

An overweight position in the Materials sector further hurt relative returns. Within this sector, overweight positions in mining operator Rio Tinto (Australia) and industrial gas supplier Linde (Germany), and holdings of steel producer Gerdau (Brazil), dampened relative results as all three stocks lagged the index during the period.

Weak stock selection in the Industrials sector also weakened relative returns. Here, an overweight position in the electrical distribution equipment manufacturer Schneider Electric (France) hurt relative performance.

Elsewhere, the Portfolio’s holdings of integrated circuits manufacturer MediaTek (Taiwan) and food producer M. Dias Branco SA Industria e Comercio de Alimentos (Brazil), and overweight positions in financial services firms Barclays (United Kingdom) and Royal Bank of Scotland (United Kingdom), also hampered relative returns.

Stock selection within the Financials sector contributed to relative performance. Not owning shares of financial services firm Banco Santander (Spain) and an overweight position in investment management and banking firm UBS (Switzerland) aided relative results.

Elsewhere, overweight positions in pharmaceutical company Santen Pharmaceutical (Japan), tobacco company Japan Tobacco (Japan), telecommunications company KDDI (Japan), and semiconductor and system solutions provider Infineon Technologies (Germany), and the Portfolio’s holdings of food and drug store operator Sundrug (Japan) boosted relative performance. Additionally, not owning shares of multinational commodity trading and mining company Glencore (United Kingdom), the timing of Portfolio’s ownership in paint and chemicals manufacturer Nippon Paint (Japan), and an underweight position in mining giant BHP Billiton (Australia) also aided relative results.

During the reporting period, the Portfolio’s relative currency exposure resulting primarily from differences between the Portfolio’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies was another contributor to relative performance.

In Capital Goods, we continued to add to the Portfolio’s slight mining overweight as we believe the industry looks cheap given our fundamentally based long term commodity price assumptions and is discounting an environment that is far worse than what we are likely to see. We did however, lower the Portfolio’s exposure to mining capital expenditure (“capex”) plays as their primary end markets remain tough, valuations remain high, and mining capex plays are also later cycle.

In Consumer Cyclicals, concerns about China and emerging markets lingered. We continued to pick stocks on a bottom up basis focusing on sustainability of franchise, growth prospects, and valuation. That said, we increased the Portfolio’s exposure to EM retailers due to their attractive and scalable business models along with reasonable valuations. These businesses have already suffered from rapid currency devaluation in 2015, which should reduce downside risk.

MIST-1

Met Investors Series Trust

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Additionally, valuations in EM Consumer Staples have become more attractive relative to history and developed market peers. This, in concert with negative currency movements in many of the emerging markets, lowered the risk of starting a position in a high quality Latin American brewer. Elsewhere, the Portfolio’s positions in European Consumer Staples names also have important exposure to EM growth. Our preference has been for those companies more exposed to Asia because we have more confidence in their continued shift towards consumption-driven economies.

Throughout the year, the trend in oil prices has continued to be inexorably downwards. Brent prices are now hovering over a support level which defined the whole post 2004 ‘stimulus’ period for commodities. A break of this level could mean further pain, and from a fundamental standpoint, supply remains worryingly high with inventory levels also very high. Only robust demand appears to be standing in the way of further oil price falls, and the hope is that this remains the case into 2016. This indicates to us that it is probably too soon to turn optimistic on energy prices, and our preference is for companies which match commodity sensitivity with a strong balance sheet to weather the downturn.

In Financials, our preference has been for U.K. and core European banks because loan books have been scrubbed, there has been little lending in the last five years, capital positions have been bolstered and we are getting closer to resumption of lending growth and/or capital returns. That said, we continued to pick stocks on a bottom up basis rather than try to pick which economies may grow faster or slower.

In Health Care, we remained focused on companies with long duration cash flows and good capital allocation. The Portfolio’s performance was hurt late in the period by the increased focus and political scrutiny of U.S. drug pricing and because of the Portfolio’s position in Valeant. Nevertheless, strong performance from Japanese healthcare names managed to offset some of the losses.

The software/services subsector of Information Technology (“IT”) continued to enjoy the best secular growth outlook due to superior business models, generally featuring low capital intensity and high flexibility/rapid evolution of service offering. Companies like Cognizant or Nomura Research, while not cloud businesses themselves, benefit by helping other firms transition their infrastructure to the cloud and generally to more advanced IT infrastructure.

In Telecom, we remained underweight Europe as we find that market to be pricey with valuations feeling a bit stretched. We preferred the U.K. market where the regulatory environment is fairly benign and valuations are reasonable. Although EM valuations are very cheap and we like the local fundamentals, we have not added to the Portfolio’s positions. We were overweight Japan due to the attractive regulatory and competitive environment and our largest position is KDDI which continued to have strong fundamentals at an attractive valuation.

Jose Luis Garcia

Thomas Melendez

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	-1.50	2.85	3.51
Class B	-1.77	2.58	3.24
Class E	-1.76	2.67	3.35
MSCI EAFE Index	-0.81	3.60	3.03
MSCI AC World (ex-U.S.) Index	-5.66	1.06	2.92

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Roche Holding AG	3.7
Nestle S.A.	3.4
Novartis AG	3.3
HSBC Holdings plc	2.1
Bayer AG	1.9
Danone S.A.	1.9
Mitsubishi UFJ Financial Group, Inc.	1.8
Westpac Banking Corp.	1.8
UBS Group AG	1.7
Schneider Electric SE	1.7

Top Countries

% of Net Assets
Japan	20.3
United Kingdom	19.8
Switzerland	15.1
France	9.1
Germany	6.6
Australia	5.2
Netherlands	4.0
Hong Kong	3.4
United States	3.3
Taiwan	2.2

MIST-3

Met Investors Series Trust

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.70%	$1,000.00	$918.30	$3.38
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

Class B(a)	Actual	0.95%	$1,000.00	$916.80	$4.59
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

Class E(a)	Actual	0.85%	$1,000.00	$917.20	$4.11
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—5.2%
APA Group	1,919,136	$12,056,662
BHP Billiton plc	965,541	10,840,259
Brambles, Ltd.	1,447,083	12,109,291
Iluka Resources, Ltd.	1,832,313	8,107,836
Oil Search, Ltd.	1,881,523	9,211,695
Orica, Ltd. (a)	1,052,074	11,768,642
Westpac Banking Corp.	1,436,471	34,819,231

		98,913,616

Belgium—0.9%
KBC Groep NV	274,817	17,183,144

Brazil—0.6%
Ambev S.A. (ADR)	1,774,492	7,914,234
Gerdau S.A. (ADR) (a)	2,215,664	2,658,797
M Dias Branco S.A.	59,039	989,229

		11,562,260

Canada—1.4%
Element Financial Corp.	710,529	8,575,439
Enbridge, Inc.	251,478	8,360,185
Valeant Pharmaceuticals International, Inc. (b)	96,628	9,822,236

		26,757,860

China—1.3%
Alibaba Group Holding, Ltd. (ADR) (b)	144,269	11,724,741
China Resources Gas Group, Ltd.	4,106,424	12,192,836

		23,917,577

Denmark—0.3%
TDC A/S	1,228,018	6,091,810

France—9.1%
BNP Paribas S.A.	435,594	24,656,362
Danone S.A.	528,303	35,653,784
Dassault Systemes S.A.	95,042	7,604,180
Engie S.A.	967,501	17,122,549
L’Oreal S.A.	154,489	25,991,324
Legrand S.A.	117,772	6,647,151
LVMH Moet Hennessy Louis Vuitton SE	124,094	19,399,200
Schneider Electric SE	554,627	31,578,172
Technip S.A.	98,002	4,840,910

		173,493,632

Germany—6.6%
Bayer AG	292,933	36,751,753
Brenntag AG	123,028	6,421,114
Deutsche Wohnen AG	260,112	7,240,379
GEA Group AG	234,729	9,458,725
Infineon Technologies AG	1,152,694	16,868,314
LEG Immobilien AG (b)	124,785	10,241,939
Linde AG	166,943	24,232,330
Symrise AG	205,057	13,602,752

		124,817,306

Greece—0.3%
Hellenic Telecommunications Organization S.A.	624,065	6,254,020

Hong Kong—3.4%
AIA Group, Ltd.	5,224,428	31,124,833
BOC Hong Kong Holdings, Ltd.	2,903,500	8,791,447
CK Hutchison Holdings, Ltd.	1,401,514	18,775,129
Esprit Holdings, Ltd. (a)	4,815,897	5,284,427
Global Brands Group Holding, Ltd. (b)	8,928,920	1,686,607

		65,662,443

India—0.7%
HDFC Bank, Ltd. (ADR)	206,352	12,711,283

Italy—1.9%
Enel S.p.A.	2,695,345	11,274,031
Intesa Sanpaolo S.p.A.	7,529,589	25,093,082

		36,367,113

Japan—20.3%
ABC-Mart, Inc.	122,600	6,725,133
AEON Financial Service Co., Ltd.	454,299	10,163,547
Daikin Industries, Ltd.	271,900	19,788,246
Denso Corp.	611,370	29,149,743
Inpex Corp.	900,586	8,887,544
Japan Tobacco, Inc.	748,031	27,465,560
KDDI Corp.	1,085,900	28,110,658
Kubota Corp.	1,604,000	24,725,784
Mitsubishi Corp.	589,554	9,794,518
Mitsubishi UFJ Financial Group, Inc.	5,662,074	35,041,981
Nippon Paint Holdings Co., Ltd. (a)	977,700	23,649,687
Nomura Research Institute, Ltd.	221,300	8,505,648
Santen Pharmaceutical Co., Ltd.	1,571,400	25,842,372
SoftBank Group Corp.	266,000	13,404,897
Sony Financial Holdings, Inc.	673,744	12,035,050
Sumitomo Mitsui Financial Group, Inc.	633,082	23,881,306
Sundrug Co., Ltd.	247,070	15,890,103
Terumo Corp.	479,800	14,850,952
Tokyo Gas Co., Ltd.	2,543,963	11,949,854
USS Co., Ltd.	626,200	9,421,593
Yamato Holdings Co., Ltd.	1,305,066	27,660,226

		386,944,402

Netherlands—4.0%
ABN AMRO Group NV (b)	846,849	19,022,869
Akzo Nobel NV	435,931	29,117,360
RELX NV	1,680,684	28,262,205

		76,402,434

Philippines—0.2%
Philippine Long Distance Telephone Co.	84,585	3,673,048

Portugal—0.6%
Galp Energia SGPS S.A.	1,010,045	11,708,335

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Russia—0.4%
Magnit PJSC	28,768	$4,412,538
Mobile TeleSystems PJSC	824,410	2,379,496

		6,792,034

Singapore—0.4%
DBS Group Holdings, Ltd.	663,579	7,768,848

Spain—0.5%
Amadeus IT Holding S.A. - A Shares	210,866	9,285,119

Sweden—1.2%
Hennes & Mauritz AB - B Shares	327,012	11,644,688
Telefonaktiebolaget LM Ericsson - B Shares	1,108,695	10,739,600

		22,384,288

Switzerland—15.1%
Julius Baer Group, Ltd. (b)	263,953	12,654,884
Nestle S.A.	878,209	65,096,065
Novartis AG	728,548	62,273,802
Roche Holding AG	255,085	70,298,398
Schindler Holding AG (Participation Certificate)	118,325	19,813,125
UBS Group AG	1,725,695	33,209,105
Zurich Insurance Group AG (b)	95,134	24,274,336

		287,619,715

Taiwan—2.2%
MediaTek, Inc.	1,820,845	13,760,776
Taiwan Semiconductor Manufacturing Co., Ltd.	6,358,468	27,437,274

		41,198,050

Thailand—0.2%
Kasikornbank PCL	1,080,642	4,467,605

United Kingdom—19.8%
Barclays plc	8,080,915	26,155,323
BG Group plc	1,455,165	21,101,800
BT Group plc	1,877,270	12,974,205
Burberry Group plc	371,378	6,532,127
Cairn Energy plc (b)	2,056,462	4,774,851
Centrica plc	2,852,051	9,160,839
Compass Group plc	876,459	15,169,578
Croda International plc	442,537	19,724,745
GKN plc	6,810,707	30,919,984
Hiscox, Ltd.	663,312	10,300,918
HSBC Holdings plc	5,040,148	39,774,003
Lloyds Banking Group plc	28,743,084	30,936,737
Reckitt Benckiser Group plc	339,273	31,229,719
Rio Tinto plc	1,056,986	30,803,379
Royal Dutch Shell plc - A Shares	699,723	15,720,331
Stagecoach Group plc	979,962	4,266,439
Vodafone Group plc	6,123,107	19,805,340

United Kingdom—(Continued)
Whitbread plc	371,692	$24,020,337
WPP plc	1,041,628	23,975,894

		377,346,549

United States—2.5%
Cognizant Technology Solutions Corp. - Class A (b)	355,826	21,356,676
MasterCard, Inc. - Class A	146,724	14,285,049
Pricesmart, Inc. (a)	52,515	4,358,220
Yum! Brands, Inc.	93,899	6,859,322

		46,859,267

Total Common Stocks (Cost $1,862,459,932)		1,886,181,758

Short-Term Investments—2.3%

Mutual Fund—1.5%
State Street Navigator Securities Lending MET Portfolio (c)	28,234,405	28,234,405

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $15,815,395 on 01/04/16, collateralized by $16,015,000 U.S. Treasury Note at 1.625% due 08/31/19 with a value of $16,135,113.	15,815,343	15,815,343

Total Short-Term Investments (Cost $44,049,748)		44,049,748

Total Investments—101.4% (Cost $1,906,509,680) (d)		1,930,231,506
Other assets and liabilities (net)—(1.4)%		(26,025,575)

Net Assets—100.0%		$1,904,205,931

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $29,273,997 and the collateral received consisted of cash in the amount of $28,234,405 and non-cash collateral with a value of $2,854,975. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2015

(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,925,800,387. The aggregate unrealized appreciation and depreciation of investments were $218,554,863 and $(214,123,744), respectively, resulting in net unrealized appreciation of $4,431,119 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Banks	16.3
Pharmaceuticals	10.8
Chemicals	6.4
Food Products	5.3
Oil, Gas & Consumable Fuels	4.2
Insurance	4.1
Wireless Telecommunication Services	3.5
Auto Components	3.2
Semiconductors & Semiconductor Equipment	3.1
Machinery	2.8

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$98,913,616	$—	$98,913,616
Belgium	—	17,183,144	—	17,183,144
Brazil	10,573,031	989,229	—	11,562,260
Canada	26,757,860	—	—	26,757,860
China	11,724,741	12,192,836	—	23,917,577
Denmark	—	6,091,810	—	6,091,810
France	—	173,493,632	—	173,493,632
Germany	—	124,817,306	—	124,817,306
Greece	—	6,254,020	—	6,254,020
Hong Kong	—	65,662,443	—	65,662,443
India	12,711,283	—	—	12,711,283
Italy	—	36,367,113	—	36,367,113
Japan	—	386,944,402	—	386,944,402
Netherlands	19,022,869	57,379,565	—	76,402,434
Philippines	—	3,673,048	—	3,673,048
Portugal	—	11,708,335	—	11,708,335
Russia	6,792,034	—	—	6,792,034
Singapore	—	7,768,848	—	7,768,848
Spain	—	9,285,119	—	9,285,119
Sweden	—	22,384,288	—	22,384,288
Switzerland	—	287,619,715	—	287,619,715
Taiwan	—	41,198,050	—	41,198,050
Thailand	—	4,467,605	—	4,467,605
United Kingdom	—	377,346,549	—	377,346,549
United States	46,859,267	—	—	46,859,267
Total Common Stocks	134,441,085	1,751,740,673	—	1,886,181,758
Short-Term Investments
Mutual Fund	28,234,405	—	—	28,234,405
Repurchase Agreement	—	15,815,343	—	15,815,343
Total Short-Term Investments	28,234,405	15,815,343	—	44,049,748
Total Investments	$162,675,490	$1,767,556,016	$—	$1,930,231,506

Collateral for Securities Loaned (Liability)	$—	$(28,234,405)	$—	$(28,234,405)

Transfers from Level 2 to Level 1 in the amount of $2,462,191 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $35,688,258 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,930,231,506
Cash denominated in foreign currencies (c)	50,448
Receivable for:
Investments sold	197,071
Fund shares sold	239,291
Dividends and interest	3,902,537
Prepaid expenses	5,629

Total Assets	1,934,626,482
Liabilities
Collateral for securities loaned	28,234,405
Payables for:
Investments purchased	187,486
Fund shares redeemed	154,776
Accrued Expenses:
Management fees	1,027,033
Distribution and service fees	140,866
Deferred trustees’ fees	81,937
Other expenses	594,048

Total Liabilities	30,420,551

Net Assets	$1,904,205,931

Net Assets Consist of:
Paid in surplus	$2,021,313,855
Undistributed net investment income	38,169,871
Accumulated net realized loss	(178,732,042)
Unrealized appreciation on investments and foreign currency transactions	23,454,247

Net Assets	$1,904,205,931

Net Assets
Class A	$1,241,186,703
Class B	654,630,292
Class E	8,388,936
Capital Shares Outstanding*
Class A	118,700,711
Class B	63,200,332
Class E	805,580
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.46
Class B	10.36
Class E	10.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,906,509,680.
(b)	Includes securities loaned at value of $29,273,997.
(c)	Identified cost of cash denominated in foreign currencies was $50,690.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$53,322,884
Interest	231
Securities lending income	1,356,888

Total investment income	54,680,003
Expenses
Management fees	14,253,051
Administration fees	49,424
Custodian and accounting fees	973,869
Distribution and service fees—Class B	1,776,503
Distribution and service fees—Class E	13,878
Audit and tax services	52,462
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	120,723
Insurance	13,874
Miscellaneous	63,925

Total expenses	17,379,342
Less management fee waiver	(1,176,394)
Less broker commission recapture	(6,646)

Net expenses	16,196,302

Net Investment Income	38,483,701

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	60,880,774
Foreign currency transactions	(659,691)

Net realized gain	60,221,083

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(119,804,345)
Foreign currency transactions	16,677

Net change in unrealized depreciation	(119,787,668)

Net realized and unrealized loss	(59,566,585)

Net Decrease in Net Assets From Operations	$(21,082,884)

(a)	Net of foreign withholding taxes of $4,950,393.
(b)	Net of foreign capital gains tax of $7,379.
(c)	Includes change in foreign capital gains tax of $126,095.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,483,701	$64,163,301
Net realized gain	60,221,083	143,655,024
Net change in unrealized depreciation	(119,787,668)	(356,364,499)

Decrease in net assets from operations	(21,082,884)	(148,546,174)

From Distributions to Shareholders
Net investment income
Class A	(39,305,196)	(41,393,345)
Class B	(19,247,124)	(17,466,175)
Class E	(258,498)	(246,156)

Total distributions	(58,810,818)	(59,105,676)

Decrease in net assets from capital share transactions	(66,353,024)	(311,458,219)

Total decrease in net assets	(146,246,726)	(519,110,069)

Net Assets
Beginning of period	2,050,452,657	2,569,562,726

End of period	$1,904,205,931	$2,050,452,657

Undistributed net investment income
End of period	$38,169,871	$56,307,391

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,063,653	$34,262,043	5,502,504	$63,699,228
Reinvestments	3,397,165	39,305,196	3,590,056	41,393,345
Redemptions	(9,608,203)	(113,333,774)	(31,596,854)	(370,025,452)

Net decrease	(3,147,385)	$(39,766,535)	(22,504,294)	$(264,932,879)

Class B
Sales	4,317,377	$47,532,717	3,741,072	$42,962,189
Reinvestments	1,676,579	19,247,124	1,525,430	17,466,175
Redemptions	(8,242,289)	(92,736,513)	(9,125,413)	(105,690,150)

Net decrease	(2,248,333)	$(25,956,672)	(3,858,911)	$(45,261,786)

Class E
Sales	35,257	$389,246	37,680	$437,242
Reinvestments	22,420	258,498	21,405	246,156
Redemptions	(113,643)	(1,277,561)	(167,780)	(1,946,952)

Net decrease	(55,966)	$(629,817)	(108,695)	$(1,263,554)

Decrease derived from capital shares transactions		$(66,353,024)		$(311,458,219)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.93	$12.01	$10.34	$9.03	$10.28

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.34	0.23	0.25	0.22
Net realized and unrealized gain (loss) on investments	(0.35)	(1.13)	1.75	1.27	(1.26)

Total from investment operations	(0.13)	(0.79)	1.98	1.52	(1.04)

Less Distributions
Distributions from net investment income	(0.34)	(0.29)	(0.31)	(0.21)	(0.21)

Total distributions	(0.34)	(0.29)	(0.31)	(0.21)	(0.21)

Net Asset Value, End of Period	$10.46	$10.93	$12.01	$10.34	$9.03

Total Return (%) (b)	(1.50)	(6.74)	19.58	16.97	(10.44)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.76	0.75	0.75	0.77
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.70	0.70	0.73
Ratio of net investment income to average net assets (%)	1.95	2.89	2.08	2.59	2.24
Portfolio turnover rate (%)	35	28	34	36	39
Net assets, end of period (in millions)	$1,241.2	$1,332.2	$1,733.3	$1,800.5	$1,804.3

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.83	$11.90	$10.25	$8.95	$10.20

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.30	0.20	0.22	0.20
Net realized and unrealized gain (loss) on investments	(0.35)	(1.11)	1.73	1.26	(1.26)

Total from investment operations	(0.16)	(0.81)	1.93	1.48	(1.06)

Less Distributions
Distributions from net investment income	(0.31)	(0.26)	(0.28)	(0.18)	(0.19)

Total distributions	(0.31)	(0.26)	(0.28)	(0.18)	(0.19)

Net Asset Value, End of Period	$10.36	$10.83	$11.90	$10.25	$8.95

Total Return (%) (b)	(1.77)	(6.95)	19.26	16.71	(10.71)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.01	1.00	1.00	1.02
Net ratio of expenses to average net assets (%) (c)	0.95	0.95	0.95	0.95	0.98
Ratio of net investment income to average net assets (%)	1.70	2.56	1.81	2.29	2.02
Portfolio turnover rate (%)	35	28	34	36	39
Net assets, end of period (in millions)	$654.6	$708.9	$824.6	$774.5	$720.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.89	$11.96	$10.30	$8.99	$10.24

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.31	0.21	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.36)	(1.11)	1.74	1.27	(1.27)

Total from investment operations	(0.16)	(0.80)	1.95	1.50	(1.06)

Less Distributions
Distributions from net investment income	(0.32)	(0.27)	(0.29)	(0.19)	(0.19)

Total distributions	(0.32)	(0.27)	(0.29)	(0.19)	(0.19)

Net Asset Value, End of Period	$10.41	$10.89	$11.96	$10.30	$8.99

Total Return (%) (b)	(1.76)	(6.83)	19.36	16.83	(10.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.91	0.90	0.90	0.92
Net ratio of expenses to average net assets (%) (c)	0.85	0.85	0.85	0.85	0.88
Ratio of net investment income to average net assets (%)	1.80	2.67	1.92	2.42	2.14
Portfolio turnover rate (%)	35	28	34	36	39
Net assets, end of period (in millions)	$8.4	$9.4	$11.6	$11.6	$12.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-14

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $15,815,343, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-15

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$704,600,419	$0	$787,020,506

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $2,615,024 in purchases and $23,112,650 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$14,253,051	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-16

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period December 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $250 million
0.100%	$250 million to$500 million
0.050%	$500 million to $2 billion
0.100%	Over $2 billion

For the period January 1, 2015 to November 30, 2015, MetLife Advisers had agreed to reduce its advisory fees for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $1 billion
0.100%	Over $1.5 billion

Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-17

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$58,810,818	$59,105,676	$—	$—	$58,810,818	$59,105,676

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$39,516,263	$—	$4,163,352	$(160,705,604)	$—	$(117,025,989)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards $52,086,603.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$138,525,793	$22,179,811	$160,705,604

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Research International Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Research International Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-22

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-23

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year and five-year periods ended June 30, 2015, and underperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2015. The Board noted that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board further noted that the Portfolio outperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective December 1, 2015.

MIST-24

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned -4.78%, -5.02%, and -4.96%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -0.20%.

MARKET ENVIRONMENT / CONDITIONS

The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in between. The anticipation of the U.S. Federal Reserve’s (the “Fed”) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data was mixed throughout the period, the economy’s slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the Energy, Materials, and Industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar’s strength relative to other major currencies, propelled by the Fed’s move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

In this environment, mid-cap growth stocks, as represented by the Russell Midcap Growth Index, fell 0.20% for the 12-month period. Consumer Staples was the best-performing sector in the Index for the period, while Energy was the worst-performing sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s underperformance during the period was driven by stock selection, with most of the relative losses occurring in the Information Technology (“IT”), Consumer Staples, and Health Care sectors. Global communications platform Twitter was the largest detractor in both the IT sector and the overall Portfolio for this period. Twitter’s shares have been plagued for some time by concerns around user growth, which has generally disappointed Wall Street expectations. While we continue to monitor the situation, we believe the reach of Twitter’s global platform is far greater than its registered user base, and accordingly that the company has a sizeable opportunity to monetize user engagement via various advertising solutions. In the Consumer Staples sector, relative results were hurt by Keurig Green Mountain, a leading single-serve coffee provider. The company’s poor execution around the launch of its 2.0 coffee brewer resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage system had also disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by privately held JAB Holding Company at an 80% premium, the stock detracted from performance for the period overall.

However, the Portfolio’s relative underperformance was partially offset by relative gains from stock selection and an underweight position in the Industrials sector. Verisk Analytics was the sector’s top contributor to performance, as its share price rose on the company’s strong execution.

The Portfolio also benefited from a lack of exposure to the Energy sector, which was, by far, the worst-performing sector in the Index in this reporting period.

Stock selection in Financials added value as well. MSCI, a global provider of performance, risk management, and corporate governance products was the Portfolio’s largest contributor to performance during the period. The company’s shares advanced on news that a large activist shareholder is pushing for changes at the company to create value. At year end, we remained attracted to the company as its indices and products have become the de facto standard in several areas of the financial services industry.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio;

MIST-1

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Portfolio’s largest sector weights were in IT, Health Care, and Consumer Discretionary, while maintaining no exposure to the Energy, Materials, Telecommunication Services, or Utilities sectors.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	-4.78	6.56	7.49	—
Class B	-5.02	6.29	7.22	—
Class E	-4.96	6.38	—	9.10
Russell Midcap Growth Index	-0.20	11.54	8.16	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Illumina, Inc.	5.3
Tesla Motors, Inc.	4.5
Intuitive Surgical, Inc.	4.4
athenahealth, Inc.	4.2
LinkedIn Corp. - Class A	4.2
Zoetis, Inc.	3.3
Twitter, Inc.	3.3
Monster Beverage Corp.	3.3
ServiceNow, Inc.	3.1
Splunk, Inc.	3.1

Top Sectors

% of Net Assets
Information Technology	33.7
Health Care	20.5
Consumer Discretionary	18.3
Consumer Staples	8.3
Financials	7.5
Industrials	5.8

MIST-3

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.67%	$1,000.00	$926.90	$3.25
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B(a)	Actual	0.92%	$1,000.00	$925.90	$4.47
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

Class E(a)	Actual	0.82%	$1,000.00	$926.30	$3.98
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—90.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
TransDigm Group, Inc. (a)	50,661	$11,573,505

Air Freight & Logistics—0.5%
XPO Logistics, Inc. (a) (b)	180,996	4,932,141

Automobiles—4.5%
Tesla Motors, Inc. (a) (b)	190,011	45,604,540

Beverages—3.3%
Monster Beverage Corp. (a)	220,056	32,779,542

Biotechnology—1.3%
Alnylam Pharmaceuticals, Inc. (a) (b)	58,204	5,479,324
Intrexon Corp. (a) (b)	131,879	3,976,152
Seattle Genetics, Inc. (a)	73,393	3,293,878

		12,749,354

Communications Equipment—0.9%
Palo Alto Networks, Inc. (a)	53,461	9,416,621

Consumer Finance—1.9%
LendingClub Corp. (a) (b)	1,774,320	19,606,236

Diversified Financial Services—5.6%
McGraw Hill Financial, Inc.	314,687	31,021,844
MSCI, Inc.	352,305	25,411,760

		56,433,604

Electrical Equipment—0.5%
SolarCity Corp. (a) (b)	104,326	5,322,713

Food Products—5.0%
Keurig Green Mountain, Inc.	242,698	21,837,966
Mead Johnson Nutrition Co. (b)	364,224	28,755,485

		50,593,451

Health Care Equipment & Supplies—5.4%
DexCom, Inc. (a)	124,912	10,230,293
Intuitive Surgical, Inc. (a)	81,225	44,361,846

		54,592,139

Health Care Technology—4.2%
athenahealth, Inc. (a) (b)	262,642	42,277,483

Hotels, Restaurants & Leisure—5.5%
Chipotle Mexican Grill, Inc. (a)	16,236	7,790,845
Dunkin’ Brands Group, Inc. (b)	605,138	25,772,827
Marriott International, Inc. - Class A (b)	330,065	22,127,558

		55,691,230

Internet & Catalog Retail—1.6%
TripAdvisor, Inc. (a)	70,632	6,021,378
Vipshop Holdings, Ltd. (ADR) (a)	43,196	659,603
Zalando SE (a)	225,626	8,913,132

		15,594,113

Internet Software & Services—14.3%
Autohome, Inc. (ADR) (a)	329,097	11,492,067
Dropbox, Inc. (a) (c) (d)	460,161	4,325,513
LinkedIn Corp. - Class A (a)	185,980	41,860,378
MercadoLibre, Inc.	97,073	11,099,327
Pandora Media, Inc. (a)	511,651	6,861,240
SurveyMonkey, Inc. (a) (c) (d)	303,799	4,444,579
Twitter, Inc. (a) (b)	1,429,226	33,072,290
Yelp, Inc. (a)	179,580	5,171,904
Zillow Group, Inc. - Class A (a) (b)	353,539	9,206,156
Zillow Group, Inc. - Class C (a) (b)	707,078	16,602,192

		144,135,646

IT Services—3.4%
FleetCor Technologies, Inc. (a)	168,224	24,044,257
Gartner, Inc. (a)	108,656	9,855,099

		33,899,356

Life Sciences Tools & Services—5.3%
Illumina, Inc. (a)	276,519	53,076,439

Pharmaceuticals—4.3%
Endo International plc (a)	164,225	10,053,854
Zoetis, Inc.	694,464	33,278,715

		43,332,569

Professional Services—3.6%
IHS, Inc. - Class A (a)	83,804	9,924,908
Verisk Analytics, Inc. (a)	345,269	26,544,280

		36,469,188

Software—12.5%
Atlassian Corp. plc - Class A (a)	149,598	4,499,908
FireEye, Inc. (a)	272,555	5,652,791
Mobileye NV (a)	108,975	4,607,463
NetSuite, Inc. (a) (b)	96,004	8,123,858
ServiceNow, Inc. (a)	364,403	31,542,724
Splunk, Inc. (a)	530,655	31,207,820
Tableau Software, Inc. - Class A (a)	111,920	10,545,102
Workday, Inc. - Class A (a)	375,045	29,883,586

		126,063,252

Specialty Retail—2.7%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	148,780	27,524,300

Technology Hardware, Storage & Peripherals—0.3%
3D Systems Corp. (a) (b)	146,928	1,276,804
Stratasys, Ltd. (a) (b)	52,231	1,226,384

		2,503,188

Textiles, Apparel & Luxury Goods—3.0%
lululemon athletica, Inc. (a) (b)	187,502	9,838,230
Michael Kors Holdings, Ltd. (a)	348,423	13,957,825

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Notional Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Under Armour, Inc. - Class A (a) (b)	78,395	$6,319,421

		30,115,476

Total Common Stocks (Cost $833,487,285)		914,286,086

Preferred Stocks—1.7%

Internet & Catalog Retail—1.0%
Flipkart Online Pvt., Ltd. - Series D (a) (c) (d)	98,557	10,246,971

Internet Software & Services—0.1%
Dropbox, Inc. - Series A (a) (c) (d)	51,888	487,747
Peixe Urbano, Inc. - Series C (a) (c) (d)	71,709	30,835

		518,582

Software—0.6%
Palantir Technologies, Inc. - Series G (a) (c) (d)	541,563	4,170,036
Palantir Technologies, Inc. - Series H (a) (c) (d)	174,289	1,342,025
Palantir Technologies, Inc. - Series H-1 (a) (c) (d)	174,289	1,342,025

		6,854,086

Total Preferred Stocks (Cost $7,854,830)		17,619,639

Convertible Preferred Stock—1.6%

Internet Software & Services—1.6%
Airbnb, Inc. - Series D (a) (c) (d) (Cost $7,659,587)	188,136	15,737,577

Purchased Option—0.3%

Currency Option—0.3%
USD Call/CNY Put, Strike Price CNY 6.70 Expires 06/06/16 (Counterparty - Royal Bank of Scotland plc) (e) (Cost $579,072)	148,743,056	2,565,818

Short-Term Investments—20.5%

Mutual Fund—15.1%
State Street Navigator Securities Lending MET Portfolio (f)	152,385,817	152,385,817

Security Description	Principal Amount*	Value

Repurchase Agreement—5.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $54,289,957 on 01/04/16, collateralized by $54,795,000 U.S. Treasury Note at 1.625% due 03/31/19 with a value of $55,378,402.	54,289,776	$54,289,776

Total Short-Term Investments (Cost $206,675,593)		206,675,593

Total Investments—114.9% (Cost $1,056,256,367) (g)		1,156,884,713
Other assets and liabilities (net)—(14.9)%		(149,584,922)

Net Assets—100.0%		$1,007,299,791

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $178,399,502 and the collateral received consisted of cash in the amount of $152,385,817 and non-cash collateral with a value of $29,859,559. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 4.2% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $42,127,308, which is 4.2% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Illiquid security. As of December 31, 2015, these securities represent 0.3% of net assets.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(g)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,056,592,669. The aggregate unrealized appreciation and depreciation of investments were $216,545,098 and $(116,253,054), respectively, resulting in net unrealized appreciation of $100,292,044 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CNY)—	Chinese Yuan

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	188,136	$7,659,587	$15,737,577
Dropbox, Inc.	05/01/12	460,161	4,165,241	4,325,513
Dropbox, Inc. - Series A	05/25/12	51,888	470,125	487,747
Flipkart Online Pvt., Ltd. - Series D	10/04/13	98,557	2,264,087	10,246,971
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,183	4,170,035
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	1,342,026
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	1,342,025
Peixe Urbano, Inc. - Series C	12/02/11	71,709	2,239,927	30,835
SurveyMonkey, Inc.	11/25/14	303,799	4,997,494	4,444,579

				$42,127,308

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,573,505	$—	$—	$11,573,505
Air Freight & Logistics	4,932,141	—	—	4,932,141
Automobiles	45,604,540	—	—	45,604,540
Beverages	32,779,542	—	—	32,779,542
Biotechnology	12,749,354	—	—	12,749,354
Communications Equipment	9,416,621	—	—	9,416,621
Consumer Finance	19,606,236	—	—	19,606,236
Diversified Financial Services	56,433,604	—	—	56,433,604
Electrical Equipment	5,322,713	—	—	5,322,713
Food Products	50,593,451	—	—	50,593,451
Health Care Equipment & Supplies	54,592,139	—	—	54,592,139
Health Care Technology	42,277,483	—	—	42,277,483
Hotels, Restaurants & Leisure	55,691,230	—	—	55,691,230
Internet & Catalog Retail	6,680,981	8,913,132	—	15,594,113
Internet Software & Services	135,365,554	—	8,770,092	144,135,646
IT Services	33,899,356	—	—	33,899,356
Life Sciences Tools & Services	53,076,439	—	—	53,076,439
Pharmaceuticals	43,332,569	—	—	43,332,569
Professional Services	36,469,188	—	—	36,469,188
Software	126,063,252	—	—	126,063,252
Specialty Retail	27,524,300	—	—	27,524,300
Technology Hardware, Storage & Peripherals	2,503,188	—	—	2,503,188
Textiles, Apparel & Luxury Goods	30,115,476	—	—	30,115,476
Total Common Stocks	896,602,862	8,913,132	8,770,092	914,286,086
Total Preferred Stocks*	—	—	17,619,639	17,619,639
Total Convertible Preferred Stock*	—	—	15,737,577	15,737,577
Total Purchased Option*	—	2,565,818	—	2,565,818
Short-Term Investments
Mutual Fund	152,385,817	—	—	152,385,817
Repurchase Agreement	—	54,289,776	—	54,289,776
Total Short-Term Investments	152,385,817	54,289,776	—	206,675,593
Total Investments	$1,048,988,679	$65,768,726	$42,127,308	$1,156,884,713

Collateral for Securities Loaned (Liability)	$—	$(152,385,817)	$—	$(152,385,817)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Common Stocks
Internet Software & Services	$13,787,121	$(5,017,029)	$8,770,092	$(5,017,029)
Preferred Stocks
Internet & Catalog Retail	11,803,186	(1,556,215)	10,246,971	(1,556,215)
Internet Software & Services	1,021,958	(503,376)	518,582	(503,376)
Software	7,138,931	(284,845)	6,854,086	(284,845)
Convertible Preferred Stocks
Internet Software & Services	9,483,936	6,253,641	15,737,577	6,253,641

Total	$43,235,132	$(1,107,824)	$42,127,308	$(1,107,824)

	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$4,325,513	M&A Transaction	Strategic Asset Value	$6.8 Billion	$6.8 Billion	$6.8 Billion	Increase
		Comparable Company Analysis	Forward Price/Sales	5.4x	5.4x	5.4x	Increase
	4,444,579	Discounted Cash Flow	Weighted Average Cost of Capital	16.50%	18.50%	17.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	10.2x	10.2x	10.2x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Preferred Stocks
Internet & Catalog Retail	10,246,971	Discounted Cash Flow	Weighted Average Cost of Capital	17.00%	19.00%	18.00%	Decrease
			Perpetual Growth Rate	3.50%	4.50%	4.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	3.1x	3.1x	3.1x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease
Internet Software & Services	487,747	M&A Transaction	Strategic Asset Value	$6.8 Billion	$6.8 Billion	$6.8 Billion	Increase
		Comparable Company Analysis	Forward Price/Sales	5.4x	5.4x	5.4x	Increase
	30,835	Merger & Acquisition Transaction	Sale / Merger Scenerio	$0.86	$0.86	$0.86	Increase
			Discount for Lack of Marketability	50.00%	50.00%	50.00%	Decrease

Software	6,854,086	Market Transaction Method	Precedent Transaction	$11.38	$11.38	$11.38	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	11.2x	11.2x	11.2x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Convertible Preferred Stocks
Internet Software & Services	15,737,577	Market Transaction Method	Precedent Transaction	$93.09	$93.09	$93.09	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	17.9x	17.9x	17.9x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,156,884,713
Receivable for:
Investments sold	6,059,602
Open purchased option contracts cash collateral	260,000
Fund shares sold	114,106
Dividends and interest	160,286
Prepaid expenses	2,932

Total Assets	1,163,481,639
Liabilities
Cash collateral for purchased option contracts	2,660,000
Collateral for securities loaned	152,385,817
Payables for:
Fund shares redeemed	209,432
Accrued Expenses:
Management fees	544,696
Distribution and service fees	78,889
Deferred trustees’ fees	86,333
Other expenses	216,681

Total Liabilities	156,181,848

Net Assets	$1,007,299,791

Net Assets Consist of:
Paid in surplus	$985,995,121
Accumulated net investment loss	(86,332)
Accumulated net realized loss	(79,237,344)
Unrealized appreciation on investments	100,628,346

Net Assets	$1,007,299,791

Net Assets
Class A	$629,899,647
Class B	364,145,037
Class E	13,255,107
Capital Shares Outstanding*
Class A	40,068,071
Class B	24,071,180
Class E	863,981
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.72
Class B	15.13
Class E	15.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,056,256,367.
(b)	Includes securities loaned at value of $178,399,502.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$2,676,300
Interest	715
Securities lending income	2,145,811

Total investment income	4,822,826
Expenses
Management fees	7,253,050
Administration fees	27,259
Custodian and accounting fees	78,951
Distribution and service fees—Class B	977,563
Distribution and service fees—Class E	21,836
Audit and tax services	40,064
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	168,038
Insurance	7,208
Miscellaneous	18,618

Total expenses	8,654,220
Less management fee waiver	(100,000)

Net expenses	8,554,220

Net Investment Loss	(3,731,394)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	50,932,749
Futures contracts	(1,547,231)
Foreign currency transactions	(955)

Net realized gain	49,384,563

Net change in unrealized depreciation on investments	(91,632,652)

Net realized and unrealized loss	(42,248,089)

Net Decrease in Net Assets From Operations	$(45,979,483)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(3,731,394)	$(1,595,175)
Net realized gain	49,384,563	167,659,435
Net change in unrealized depreciation	(91,632,652)	(155,151,399)

Increase (decrease) in net assets from operations	(45,979,483)	10,912,861

From Distributions to Shareholders
Net investment income
Class A	0	(498,712)

Total distributions	0	(498,712)

Decrease in net assets from capital share transactions	(183,435,551)	(143,562,820)

Total decrease in net assets	(229,415,034)	(133,148,671)

Net Assets
Beginning of period	1,236,714,825	1,369,863,496

End of period	$1,007,299,791	$1,236,714,825

Accumulated net investment loss
End of period	$(86,332)	$(72,102)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,158,658	$18,690,253	5,479,308	$84,543,464
Reinvestments	0	0	32,405	498,712
Redemptions	(10,533,242)	(178,695,905)	(13,099,294)	(204,382,117)

Net decrease	(9,374,584)	$(160,005,652)	(7,587,581)	$(119,339,941)

Class B
Sales	1,341,112	$21,078,366	2,310,455	$35,991,855
Redemptions	(2,671,153)	(42,885,411)	(3,669,759)	(58,016,482)

Net decrease	(1,330,041)	$(21,807,045)	(1,359,304)	$(22,024,627)

Class E
Sales	30,711	$485,725	77,398	$1,252,314
Redemptions	(129,667)	(2,108,579)	(217,001)	(3,450,566)

Net decrease	(98,956)	$(1,622,854)	(139,603)	$(2,198,252)

Decrease derived from capital shares transactions		$(183,435,551)		$(143,562,820)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.51	$16.31	$11.81	$10.78	$11.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.01)	0.02	0.12	0.03
Net realized and unrealized gain (loss) on investments	(0.75)	0.22	4.59	0.91	(0.75)

Total from investment operations	(0.79)	0.21	4.61	1.03	(0.72)

Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.11)	0.00	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.32)

Total distributions	0.00	(0.01)	(0.11)	0.00	(0.41)

Net Asset Value, End of Period	$15.72	$16.51	$16.31	$11.81	$10.78

Total Return (%) (b)	(4.78)	1.29	39.30	9.55	(6.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.69	0.69	0.72	0.72
Net ratio of expenses to average net assets (%) (c)	0.67	0.68	0.68	0.71	0.71
Ratio of net investment income (loss) to average net assets (%)	(0.25)	(0.04)	0.17	1.07	0.22
Portfolio turnover rate (%)	23	42	56	36	34
Net assets, end of period (in millions)	$629.9	$816.5	$930.3	$649.3	$539.5

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.93	$15.77	$11.42	$10.45	$11.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	(0.05)	(0.01)	0.09	(0.00	)(d)
Net realized and unrealized gain (loss) on investments	(0.72)	0.21	4.44	0.88	(0.73)

Total from investment operations	(0.80)	0.16	4.43	0.97	(0.73)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.08)	0.00	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.32)

Total distributions	0.00	0.00	(0.08)	0.00	(0.39)

Net Asset Value, End of Period	$15.13	$15.93	$15.77	$11.42	$10.45

Total Return (%) (b)	(5.02)	1.01	39.02	9.28	(6.92)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.94	0.94	0.97	0.97
Net ratio of expenses to average net assets (%) (c)	0.92	0.93	0.93	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	(0.49)	(0.29)	(0.08)	0.80	(0.03)
Portfolio turnover rate (%)	23	42	56	36	34
Net assets, end of period (in millions)	$364.1	$404.7	$421.9	$315.3	$251.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.14	$15.96	$11.56	$10.56	$11.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.03)	0.00 (d)	0.10	0.01
Net realized and unrealized gain (loss) on investments	(0.74)	0.21	4.49	0.90	(0.74)

Total from investment operations	(0.80)	0.18	4.49	1.00	(0.73)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.09)	0.00	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.32)

Total distributions	0.00	0.00	(0.09)	0.00	(0.40)

Net Asset Value, End of Period	$15.34	$16.14	$15.96	$11.56	$10.56

Total Return (%) (b)	(4.96)	1.13	39.06	9.47	(6.87)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.84	0.84	0.87	0.87
Net ratio of expenses to average net assets (%) (c)	0.82	0.83	0.83	0.86	0.86
Ratio of net investment income (loss) to average net assets (%)	(0.39)	(0.18)	0.03	0.87	0.06
Portfolio turnover rate (%)	23	42	56	36	34
Net assets, end of period (in millions)	$13.3	$15.5	$17.6	$15.5	$16.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and net operating losses. These adjustments have no impact on net assets or the results of operations.

MIST-15

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $54,289,776, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial

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Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$2,565,818

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$2,565,818	$—	$(2,400,000)	$165,818

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Investments (a)	$—	$(1,277,599)	$(1,277,599)
Futures contracts	(1,547,231)	—	(1,547,231)

	$(1,547,231)	$(1,277,599)	$(2,824,830)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Investments (a)	$—	$1,879,999	$1,879,999

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$345,225,865
Futures contracts long (b)	54,150

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Average notional amount reflects activity from April 28, 2015 to April 30, 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant

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Notes to Financial Statements—December 31, 2015—(Continued)

volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$240,598,264	$0	$420,784,853

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $2,202,434 in sales of investments, which are included above.

During the year ended December 31, 2015, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $10,189,545 in sales of investments, which are included above.

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Notes to Financial Statements—December 31, 2015—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$7,253,050	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	200 million

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Notes to Financial Statements—December 31, 2015—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$—	$498,712	$—	$—	$—	$498,712

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$—	$100,292,041	$(78,901,039)	$—	$21,391,002

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $49,524,635.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2016 are $78,901,039.*

*	The Portfolio acquired capital losses in the merger with FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, on April 30, 2010.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Stanley Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Mid Cap Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

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Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-24

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-25

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-26

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Morgan Stanley Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board also noted that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-27

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 4.10%, 3.86%, and 3.94%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned -2.36%.

MARKET ENVIRONMENT / CONDITIONS

2015 will go down as a year in which volatility returned to the financial markets following a multi-year hiatus. Global growth struggled to gain traction as many of the world’s largest economies expanded below their long-term trends. China’s industrial production slowed for the fifth consecutive year and weighed on the world’s exporters—especially commodity producers. In the U.S., a strong dollar impaired the competitiveness of many American companies and proved to be a drag on corporate earnings.

The generally disappointing performance of global equity markets was marked by pockets of significant weakness in the Energy sector and many emerging markets. U.S. equities once again outperformed their counterparts in other regions, though with tempered results and only after a market correction in August that tested investors’ nerves. Interest rates globally remained low, even as investors spent most of the year contemplating the first interest-rate hike by the U.S. Federal Reserve Bank (the “Fed”) in almost a decade. The Fed did not raise interest rates until late in the year at its December 16th meeting, when the benchmark federal funds rate was increased by 0.25%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In 2015 top contributors to performance included Information Technology (“IT”) stocks Alphabet (United States), Altera (United States), Murata Manufacturing (Japan) and Adobe Systems (United States). Airbus Group SE (Industrials) (France) also contributed positively to performance. Alphabet is the new holding company vehicle for what was previously known as Google, now a mere division. The company reorganized its structure in a way which makes it easier for investors to see the value in its core businesses and more easily assess the progress of their developing ones. The Portfolio initiated a position in Alphabet several years ago due to its dominance in a variety of fast growing areas in e-commerce and mobility. Given its obvious strengths and their durability, the stock was unusually cheap, valued at essentially a market multiple. The valuation is a bit higher now but the business remains one of significant structural opportunity. Altera is a key player in the programmable logic device (“PLD”) niche of the semiconductor industry. In contrast to application-specific integrated circuits, PLDs can be reconfigured to address the unique needs of respective users. Recognizing the value of Altera’s intellectual property, Intel, the largest chip maker, announced plans to acquire the company. The acquisition was completed late in the year. Murata Manufacturing is a Japan-based smartphone ceramic capacitor manufacturer. The company has exceeded earnings expectations due to robust global sales of high-end smartphones. As a component manufacturer with both Apple and Samsung as customers, it does not matter which company wins the next product refresh. Adobe performed well and reported a sharp increase in quarterly sales and profits for its fiscal fourth quarter. After declining in 2014 on fears of Europe and oil prices potentially reducing new orders, Airbus performed positively in 2015.

The most significant detractors from performance in the period included SunEdison (IT) (United States), ICICI Bank (Financials) (India), Tiffany (Consumer Discretionary) (United States), bluebird bio (Health Care) (United States), and LM Ericsson (IT) (Sweden). SunEdison is a position the Portfolio initiated during 2015, in a period of sharp decline in its share price. The company is a developer of technologies in the field of solar power. During the year, concerns emerged about the durability of their finances. Accelerating the share decline may have the involvement of hedge funds that appear to have exhibited stop loss behaviors, needing a quick out as the share price dropped. Shares of Tiffany fell early in the year as it experienced a soft holiday sales season due to some promotional missteps. Also, in contrast to its European luxury counterparts, it was negatively impacted by the sharp rise in the U.S. dollar. Tiffany continues to improve its product offering and continues to have a strong global brand, in our view. Bluebird bio is a clinical-stage biotechnology company that experienced declines during the reporting period. LM Ericsson, a mobile network operator, underperformed for a few reasons: slower U.S. recovery, 4G peaking in China, and no resolution of a patent dispute with Apple. We viewed these as transient factors and remained comfortable with the Portfolio’s position in Ericsson at the end of 2015.

MIST-1

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the year, the Portfolio had its largest overweight positions in IT, Health Care, Consumer Discretionary, and Industrials. The Portfolio had its most significant underweight positions in Energy, Consumer Staples, Materials, and Utilities. On a country basis, the Portfolio had its largest overweight positions in Germany, Japan, and France, with its most significant underweight positions in the United States, Canada, Australia, and the United Kingdom. Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	4.10	8.62	6.21
Class B	3.86	8.36	5.93
Class E	3.94	8.46	6.05
MSCI ACWI (All Country World Index)	-2.36	6.09	4.76

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
McGraw Hill Financial, Inc.	2.7
Aetna, Inc.	2.4
Airbus Group SE	2.3
Alphabet, Inc.- Class C	2.3
Alphabet, Inc.- Class A	2.3
Murata Manufacturing Co., Ltd.	2.3
Adobe Systems, Inc.	2.3
Citigroup, Inc.	2.2
Colgate-Palmolive Co.	2.2
Maxim Integrated Products, Inc.	2.0

Top Countries

% of Net Assets
United States	47.6
Japan	12.5
Germany	9.5
Switzerland	5.2
United Kingdom	5.0
France	4.7
Spain	3.2
Sweden	3.2
Netherlands	2.3
China	1.7

MIST-3

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.64%	$1,000.00	$939.90	$3.13
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B(a)	Actual	0.89%	$1,000.00	$938.70	$4.35
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class E(a)	Actual	0.79%	$1,000.00	$939.30	$3.86
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Brazil—0.8%
Embraer S.A. (ADR)	350,720	$10,360,269

China—1.7%
JD.com, Inc. (ADR) (a) (b)	511,079	16,489,964
Qihoo 360 Technology Co., Ltd. (ADR) (a) (b)	80,060	5,829,169

		22,319,133

Denmark—0.3%
FLSmidth & Co. A/S (a)	101,110	3,502,331

France—4.7%
Kering	92,169	15,710,559
LVMH Moet Hennessy Louis Vuitton SE	146,705	22,933,902
Societe Generale S.A.	262,790	12,121,841
Technip S.A.	186,400	9,207,421

		59,973,723

Germany—7.6%
Allianz SE	133,759	23,696,164
Bayer AG	152,259	19,102,611
Deutsche Bank AG	472,909	11,607,139
Linde AG	71,421	10,366,995
SAP SE	324,249	25,826,823
Siemens AG	65,689	6,373,217

		96,972,949

India—1.3%
ICICI Bank, Ltd. (ADR)	2,080,700	16,291,881

Ireland—0.7%
Shire plc	121,645	8,336,797

Italy—1.5%
Banca Monte dei Paschi di Siena S.p.A. (b)	3,352,069	4,427,132
Brunello Cucinelli S.p.A. (a)	220,025	3,878,342
Prysmian S.p.A.	247,965	5,423,953
Tod’s S.p.A. (a)	69,947	5,524,123

		19,253,550

Japan—12.5%
Dai-ichi Life Insurance Co., Ltd. (The)	1,069,300	17,742,642
FANUC Corp.	52,100	8,981,584
KDDI Corp.	766,800	19,850,127
Keyence Corp.	39,200	21,514,743
Kyocera Corp.	310,800	14,405,333
Murata Manufacturing Co., Ltd.	201,400	28,906,278
Nidec Corp.	270,900	19,608,386
Nintendo Co., Ltd.	21,700	2,987,262
Nomura Holdings, Inc.	1,047,500	5,821,683
Sumitomo Mitsui Financial Group, Inc.	370,600	13,979,883
Suzuki Motor Corp.	217,900	6,615,097

		160,413,018

Mexico—0.5%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	75,474	6,970,024

Netherlands—2.3%
Airbus Group SE	444,671	29,856,755

Spain—3.2%
Banco Bilbao Vizcaya Argentaria S.A.	1,402,609	10,228,643
Industria de Diseno Textil S.A.	723,276	24,820,125
Repsol S.A.	548,261	5,968,926

		41,017,694

Sweden—3.2%
Assa Abloy AB - Class B	1,061,880	22,240,739
Telefonaktiebolaget LM Ericsson - B Shares	1,896,352	18,369,399

		40,610,138

Switzerland—5.2%
Credit Suisse Group AG (b)	718,448	15,528,061
Nestle S.A.	179,516	13,306,383
Roche Holding AG	44,406	12,237,766
UBS Group AG	1,295,347	24,927,530

		65,999,740

United Kingdom—5.0%
Circassia Pharmaceuticals plc (a) (b)	2,109,064	9,924,301
Earthport plc (b)	4,937,005	1,801,418
International Game Technology plc	393,181	6,361,669
Prudential plc	1,016,680	22,761,337
Unilever plc	546,655	23,406,549

		64,255,274

United States—45.9%
3M Co.	120,990	18,225,934
ACADIA Pharmaceuticals, Inc. (a) (b)	236,900	8,445,485
Adobe Systems, Inc. (b)	307,190	28,857,429
Aetna, Inc.	286,930	31,022,871
Alphabet, Inc. - Class A (b)	37,860	29,455,458
Alphabet, Inc. - Class C (b)	39,268	29,799,700
Anthem, Inc.	154,500	21,543,480
Biogen, Inc. (b)	45,370	13,899,099
BioMarin Pharmaceutical, Inc. (b)	101,450	10,627,902
Bluebird Bio, Inc. (a) (b)	91,040	5,846,589
Celldex Therapeutics, Inc. (a) (b)	627,790	9,843,747
Cigna Corp.	23,300	3,409,489
Citigroup, Inc.	542,220	28,059,885
Clovis Oncology, Inc. (a) (b)	87,570	3,064,950
Colgate-Palmolive Co.	413,700	27,560,694
eBay, Inc. (b)	511,390	14,052,997
Emerson Electric Co.	182,950	8,750,498
Facebook, Inc. - Class A (b)	221,300	23,161,258
FNF Group	287,530	9,968,665
Gilead Sciences, Inc.	174,370	17,644,500
Goldman Sachs Group, Inc. (The)	107,500	19,374,725
Humana, Inc.	6,660	1,188,877
Intuit, Inc.	249,540	24,080,610
Ionis Pharmaceuticals, Inc. (a) (b)	87,220	5,401,535
MacroGenics, Inc. (a) (b)	198,320	6,141,970
Maxim Integrated Products, Inc.	684,580	26,014,040

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
McDonald’s Corp.	71,360	$8,430,470
McGraw Hill Financial, Inc.	351,560	34,656,785
Medivation, Inc. (b)	76,880	3,716,379
PayPal Holdings, Inc. (b)	511,390	18,512,318
St. Jude Medical, Inc.	130,210	8,043,072
SunEdison, Inc. (a) (b)	1,997,720	10,168,395
Theravance Biopharma, Inc. (a) (b)	78,125	1,280,469
Tiffany & Co. (a)	197,100	15,036,759
United Parcel Service, Inc. - Class B	172,830	16,631,431
Vertex Pharmaceuticals, Inc. (b)	49,860	6,273,884
Walt Disney Co. (The)	234,660	24,658,073
Zimmer Biomet Holdings, Inc.	136,310	13,984,043

		586,834,465

Total Common Stocks (Cost $1,002,167,792)		1,232,967,741

Preferred Stock—1.9%

Germany—1.9%
Bayerische Motoren Werke (BMW) AG (Cost $18,026,002)	286,014	23,957,840

Rights—0.0%

Spain—0.0%
Repsol S.A., Expires 01/14/16 (a) (b) (Cost $277,743)	548,261	273,483

Short - Term Investments—7.6%

Mutual Fund—5.9%
State Street Navigator Securities Lending MET Portfolio (c)	74,937,630	74,937,630

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $21,872,566 on 01/04/16, collateralized by $22,255,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $22,310,638.	21,872,493	21,872,493

Total Short-Term Investments (Cost $96,810,123)		96,810,123

Total Investments—105.9% (Cost $1,117,281,660) (d)		1,354,009,187
Other assets and liabilities (net)—(5.9)%		(75,467,515)

Net Assets—100.0%		$1,278,541,672

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $73,306,626 and the collateral received consisted of cash in the amount of $74,937,630 and non-cash collateral with a value of $706,611. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,123,096,377. The aggregate unrealized appreciation and depreciation of investments were $290,756,793 and $(59,843,983), respectively, resulting in net unrealized appreciation of $230,912,810 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Internet Software & Services	8.0
Biotechnology	7.9
Banks	6.6
Software	6.4
Capital Markets	6.0
Insurance	5.8
Electronic Equipment, Instruments & Components	5.1
Health Care Providers & Services	4.5
Textiles, Apparel & Luxury Goods	3.8
Pharmaceuticals	3.2

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$10,360,269	$—	$—	$10,360,269
China	22,319,133	—	—	22,319,133
Denmark	—	3,502,331	—	3,502,331
France	—	59,973,723	—	59,973,723
Germany	—	96,972,949	—	96,972,949
India	16,291,881	—	—	16,291,881
Ireland	—	8,336,797	—	8,336,797
Italy	—	19,253,550	—	19,253,550
Japan	—	160,413,018	—	160,413,018
Mexico	6,970,024	—	—	6,970,024
Netherlands	—	29,856,755	—	29,856,755
Spain	—	41,017,694	—	41,017,694
Sweden	—	40,610,138	—	40,610,138
Switzerland	—	65,999,740	—	65,999,740
United Kingdom	6,361,669	57,893,605	—	64,255,274
United States	586,834,465	—	—	586,834,465
Total Common Stocks	649,137,441	583,830,300	—	1,232,967,741
Total Preferred Stock*	—	23,957,840	—	23,957,840
Total Rights*	273,483	—	—	273,483
Short-Term Investments
Mutual Fund	74,937,630	—	—	74,937,630
Repurchase Agreement	—	21,872,493	—	21,872,493
Total Short-Term Investments	74,937,630	21,872,493	—	96,810,123
Total Investments	$724,348,554	$629,660,633	$—	$1,354,009,187

Collateral for Securities Loaned (Liability)	$—	$(74,937,630)	$—	$(74,937,630)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $22,038,726 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,354,009,187
Receivable for:
Fund shares sold	114,890
Dividends and interest	799,163
Prepaid expenses	3,715

Total Assets	1,354,926,955
Liabilities
Collateral for securities loaned	74,937,630
Payables for:
Fund shares redeemed	299,300
Accrued Expenses:
Management fees	653,039
Distribution and service fees	86,164
Deferred trustees’ fees	108,612
Other expenses	300,538

Total Liabilities	76,385,283

Net Assets	$1,278,541,672

Net Assets Consist of:
Paid in surplus	$969,876,192
Undistributed net investment income	10,782,641
Accumulated net realized gain	61,196,761
Unrealized appreciation on investments and foreign currency transactions	236,686,078

Net Assets	$1,278,541,672

Net Assets
Class A	$864,787,548
Class B	388,396,547
Class E	25,357,577
Capital Shares Outstanding*
Class A	42,200,143
Class B	19,056,390
Class E	1,242,176
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.49
Class B	20.38
Class E	20.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,117,281,660.
(b)	Includes securities loaned at value of $73,306,626.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$22,113,656
Interest	308
Securities lending income	1,425,032

Total investment income	23,538,996
Expenses
Management fees	8,714,976
Administration fees	31,820
Custodian and accounting fees	363,712
Distribution and service fees—Class B	1,031,976
Distribution and service fees—Class E	42,378
Audit and tax services	52,955
Legal	27,982
Trustees’ fees and expenses	35,173
Shareholder reporting	106,610
Insurance	8,526
Miscellaneous	49,054

Total expenses	10,465,162
Less management fee waiver	(869,429)

Net expenses	9,595,733

Net Investment Income	13,943,263

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	63,471,343
Foreign currency transactions	(65,242)

Net realized gain	63,406,101

Net change in unrealized depreciation on:
Investments	(29,986,711)
Foreign currency transactions	(12,773)

Net change in unrealized depreciation	(29,999,484)

Net realized and unrealized gain	33,406,617

Net Increase in Net Assets From Operations	$47,349,880

(a)	Net of foreign withholding taxes of $1,692,661.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,943,263	$15,684,920
Net realized gain	63,406,101	51,300,868
Net change in unrealized depreciation	(29,999,484)	(38,632,217)

Increase in net assets from operations	47,349,880	28,353,571

From Distributions to Shareholders
Net investment income
Class A	(10,878,277)	(4,844,037)
Class B	(3,845,329)	(3,553,255)
Class E	(287,989)	(302,590)
Net realized capital gains
Class A	(19,985,671)	(14,077,273)
Class B	(9,023,198)	(13,014,584)
Class E	(617,678)	(996,293)

Total distributions	(44,638,142)	(36,788,032)

Increase in net assets from capital share transactions	61,100,082	255,528,948

Total increase in net assets	63,811,820	247,094,487

Net Assets
Beginning of period	1,214,729,852	967,635,365

End of period	$1,278,541,672	$1,214,729,852

Undistributed net investment income
End of period	$10,782,641	$12,147,807

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Value	Shares	Value

Class A
Sales	7,000,175	$153,664,334	16,952,467	$337,033,874
Reinvestments	1,407,385	30,863,948	969,329	18,921,310
Redemptions	(4,310,277)	(92,991,677)	(3,181,917)	(65,105,126)

Net increase	4,097,283	$91,536,605	14,739,879	$290,850,058

Class B
Sales	1,539,031	$32,455,723	1,416,455	$28,710,970
Reinvestments	589,218	12,868,527	851,817	16,567,839
Redemptions	(3,342,616)	(71,157,639)	(3,737,349)	(76,107,889)

Net decrease	(1,214,367)	$(25,833,389)	(1,469,077)	$(30,829,080)

Class E
Sales	89,999	$1,926,865	99,035	$2,017,044
Reinvestments	41,412	905,667	66,746	1,298,883
Redemptions	(351,122)	(7,435,666)	(381,587)	(7,807,957)

Net decrease	(219,711)	$(4,603,134)	(215,806)	$(4,492,030)

Increase derived from capital shares transactions		$61,100,082		$255,528,948

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013(a)	2012	2011
Net Asset Value, Beginning of Period	$20.34	$20.73	$16.63	$13.91	$15.44

Income (Loss) from Investment Operations
Net investment income (b)	0.24	0.30	0.24	0.26	0.25
Net realized and unrealized gain (loss) on investments	0.64	0.14	4.24	2.71	(1.48)

Total from investment operations	0.88	0.44	4.48	2.97	(1.23)

Less Distributions
Distributions from net investment income	(0.26)	(0.21)	(0.38)	(0.25)	(0.30)
Distributions from net realized capital gains	(0.47)	(0.62)	0.00	0.00	0.00

Total distributions	(0.73)	(0.83)	(0.38)	(0.25)	(0.30)

Net Asset Value, End of Period	$20.49	$20.34	$20.73	$16.63	$13.91

Total Return (%) (c)	4.10	2.30	27.32	21.52	(8.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.74	0.71	0.62	0.62
Net ratio of expenses to average net assets (%) (d)	0.65	0.70	0.69	0.62	0.62
Ratio of net investment income to average net assets (%)	1.14	1.48	1.27	1.74	1.65
Portfolio turnover rate (%)	19	22	11	13	12
Net assets, end of period (in millions)	$864.8	$775.0	$484.4	$411.0	$378.6

	Class B
	Year Ended December 31,
	2015	2014	2013(a)	2012	2011
Net Asset Value, Beginning of Period	$20.23	$20.63	$16.54	$13.83	$15.36

Income (Loss) from Investment Operations
Net investment income (b)	0.19	0.24	0.18	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.63	0.15	4.23	2.70	(1.47)

Total from investment operations	0.82	0.39	4.41	2.92	(1.26)

Less Distributions
Distributions from net investment income	(0.20)	(0.17)	(0.32)	(0.21)	(0.27)
Distributions from net realized capital gains	(0.47)	(0.62)	0.00	0.00	0.00

Total distributions	(0.67)	(0.79)	(0.32)	(0.21)	(0.27)

Net Asset Value, End of Period	$20.38	$20.23	$20.63	$16.54	$13.83

Total Return (%) (c)	3.86	2.03	27.01	21.17	(8.40)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.99	0.96	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.90	0.95	0.94	0.87	0.87
Ratio of net investment income to average net assets (%)	0.90	1.18	0.99	1.49	1.40
Portfolio turnover rate (%)	19	22	11	13	12
Net assets, end of period (in millions)	$388.4	$410.1	$448.6	$250.9	$236.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013(a)	2012	2011
Net Asset Value, Beginning of Period	$20.26	$20.66	$16.56	$13.85	$15.38

Income (Loss) from Investment Operations
Net investment income (b)	0.21	0.26	0.20	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.63	0.15	4.25	2.69	(1.48)

Total from investment operations	0.84	0.41	4.45	2.93	(1.25)

Less Distributions
Distributions from net investment income	(0.22)	(0.19)	(0.35)	(0.22)	(0.28)
Distributions from net realized capital gains	(0.47)	(0.62)	0.00	0.00	0.00

Total distributions	(0.69)	(0.81)	(0.35)	(0.22)	(0.28)

Net Asset Value, End of Period	$20.41	$20.26	$20.66	$16.56	$13.85

Total Return (%) (c)	3.94	2.13	27.19	21.35	(8.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.89	0.86	0.77	0.77
Net ratio of expenses to average net assets (%) (d)	0.80	0.85	0.84	0.77	0.77
Ratio of net investment income to average net assets (%)	1.01	1.28	1.07	1.60	1.51
Portfolio turnover rate (%)	19	22	11	13	12
Net assets, end of period (in millions)	$25.4	$29.6	$34.7	$11.3	$11.0

(a)	At the close of business on April 26, 2013, the Portfolio acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-12

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under

MIST-13

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $21,872,493, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve

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Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$267,750,859	$0	$239,532,951

The Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc. that amounted to $248,930 in purchases and $665,780 in sales of investments, which are included above.

During the year ended December 31, 2015, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $3,379,320 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$8,714,976	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-15

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$350 million to $500 million
0.060%	$500 million to $600 million
0.070%	$600 million to $800 million
0.110%	Over $800 million

Prior to May 1, 2015 the Adviser had agreed, for the period January 1, 2015 to April 30, 2015, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$350 million to $500 million
0.060%	$500 million to $600 million
0.070%	$600 million to $750 million
0.060%	$750 million to $800 million
0.110%	Over $800 million

Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$15,011,595	$8,699,882	$29,626,547	$28,088,150	$44,638,142	$36,788,032

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,132,738	$60,769,991	$230,871,361	$—	$308,774,090

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

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Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Global Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oppenheimer Global Equity Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Equity Portfolio of the Met Investors Series Trust, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

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Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

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Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-21

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-22

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Oppenheimer Global Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and OppenheimerFunds, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule on two separate occasions and that the Adviser agreed to waive a portion of its advisory fee, in both instances, in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2015 and January 1, 2016, respectively.

MIST-23

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned -5.48%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

After starting out 2015 with strong performance in the first half of the year, the second half of the year proved to be turbulent for equities markets. This period was marked by heightened volatility; most notably in the third quarter after China announced a sudden devaluation of its currency while also allowing the yuan to float more freely. The fourth quarter began with equities regaining some of the losses from the summer as markets showed signs of stabilization in October and November. In December, the U.S. Federal Reserve (the “Fed”) raised short-term rates, putting its target rate at 25-to-50 basis points. U.S. equity markets received the anticipated move well, which provided a moderate boost to performance. Nevertheless, U.S. equity markets ended the year on a down note as a strong U.S. dollar cut into profit margins and triggered a slowdown in manufacturing. Small cap stocks suffered the most towards the end of the year amid increased risk aversion. In the U.S. markets, large cap equities outperformed small cap equities for the year as the S&P 500 Index gained 1.4% while the Russell 2000 Index declined by -4.4%. International equity markets underperformed the U.S. in 2015 as the MSCI World ex-U.S. fell by -3.0%. Buoyed at times by increasing hints from European Central Bank (the “ECB”) president Mario Draghi that the central bank would extend quantitative easing, Eurozone equities posted mixed returns towards the end the year. Ultimately, the eventual announcement by the ECB disappointed investors who were looking for a more significant cut to interest rates and an increase to the amount of the monthly bond purchase program. The performance of emerging markets equities was generally positive to begin the year and then turned dour amid low growth, commodity market declines, and currency concerns. The MSCI Emerging Markets Index notably finished the year down in double digit territory with the index falling by approximately -15%.

Bonds finished 2015 with lackluster performance across several key segments of the market. Most of the price fluctuation in U.S. Treasuries observed throughout the year was driven by anticipation of the eventual rate hike by the Fed. While there was a general consensus among investors that the Fed would finally raise rates at their last meeting of 2015, uncertainty loomed around how much the increase would be and the frequency of additional rate hikes going forward. While the 25 basis point increase in short-term rates was modest, it finally put to rest a highly speculated subject and represented the confidence that the central bank has in a strengthening U.S. economy. While yields increased across the U.S. term structure, short- and intermediate-term Treasury yields rose even higher indicating a bond investor sell-off ahead of the rate hike by the Fed. Non-U.S. developed markets reflected a further divergence in policy as the ECB cut interest rates and extended its quantitative easing in order to further stimulate a slumping economy in the Eurozone. The U.S. dollar also posted strong gains versus the basket of major currencies in 2015, against the Euro in particular. The Citigroup U.S. Treasury Index rose by 0.8% in 2015 while the Citigroup World Government Bond Index ex-U.S. (Hedged) Index gained 1.5%. The increase in yields pushed down the price of inflation-linked bonds as the Barclays Capital World Government Inflation-Linked Bond Index (Hedged) declined by -1.1% for the year. After beginning 2015 on a positive note, the performance of investment grade credit turned negative by mid-year and declined further in the fourth quarter as the Barclays U.S. Credit Index fell by -0.8% in 2015.

The commodities markets delivered a consecutive year of massive declines with the S&P Goldman Sachs Commodity Index plunging -33% in 2015. The Organization of Petroleum Exporting Countries’ resolve to maintain market share coupled with Iran re-entering the world oil market after sanctions are lifted contributed to declining oil prices. The strengthening of the U.S. dollar during the year also was a headwind for commodity prices in general as commodity contracts are typically priced in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio’s investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and that avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income, and 20% inflation protection.

Exposure to inflation-protected investments negatively impacted Portfolio performance for 2015 as both commodities and inflation-linked bonds detracted. Portfolio exposure to global equities was also a driver of negative performance for the year as U.S. small cap, non-U.S., and emerging markets equities detracted while U.S large cap equities contributed slightly. Exposure to nominal fixed income contributed positively helping to offset negative Portfolio performance for the year.

While the uptick in inflation towards the end of 2015 and gains by the U.S. dollar against the other major currencies helped to mitigate losses for the inflation-linked bond exposure, commodities were very negative for the year dragging down the performance of the inflation protected asset class. The Energy sector was the most meaningful detractor within commodities exposure. The dilemma of a lack of demand coupled with a world market oversupply weighed down heavily on crude oil prices which declined by approximately 30% in 2015. Although equities detracted from performance for the year, largely due to the very volatile third quarter and broad sell-off amidst

MIST-1

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

global growth fears, the asset class managed to rally in the fourth quarter. More specifically, gains in the developed markets provided a boost to aggregate Portfolio equity exposure in October and November. U.S. large cap equities ultimately contributed to Portfolio performance for the year while exposure to U.S. small cap, non-U.S., and emerging markets equities detracted. Nominal fixed income contributed positively to Portfolio performance for the year, exposure to U.S. and non-U.S. government debt in particular. Bond prices rose as the yield on the 10-year U.S. Treasury note declined by approximately 25 basis points since mid-June and across the Atlantic, government bond yields also declined since June as Eurozone government debt rallied towards the end of the year contributing to Portfolio performance. However, exposure to investment grade credit detracted from Portfolio performance as the asset class was hampered by oversupply with companies scrambling to issue new debt and lock in lower rates ahead of the rate hike by the Fed.

On average, the Portfolio maintained an overweight position in equities and an underweight position in nominal fixed income and inflation-protected investments relative to the Portfolio’s strategic (neutral) risk targets. The Portfolio’s active positioning relative to the strategic risk targets slightly contributed to overall performance for the year.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income, and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the one year period ending December 31, 2015 performed as expected.

As of December 31, 2015, the Portfolio maintained an overweight position in equities and an underweight position in inflation-protected investments while nominal fixed income was in line with the Portfolio’s strategic (neutral) risk targets. Within equities, the Portfolio was overweight U.S. large cap, U.S. small cap, and non-U.S. equities and underweight emerging markets equities. Within inflation protected investments, the Portfolio was underweight both inflation-linked bonds and commodities. Within nominal fixed income, the Portfolio was overweight non-U.S. government debt and underweight U.S. government debt and investment grade credit.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	-5.48	-0.22
Dow Jones Moderate Index	-1.21	1.92

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	168.7
Global Developed Equities	40.9
Commodities - Production Weighted	13.2
Global Inflation-Linked Bonds	12.5
Global Emerging Equities	5.6

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)	Actual	1.30%	$1,000.00	$960.10	$6.42
	Hypothetical*	1.30%	$1,000.00	$1,018.65	$6.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Foreign Government—12.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—12.0%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	1,109,301	$1,262,083
France Government Bond OAT 0.250%, 07/25/24 (EUR) (a)	1,322,230	1,509,676
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (a)	804,968	1,008,711
United Kingdom Gilt Inflation Linked 0.625%, 03/22/40 (GBP) (a)	1,378,275	2,721,322

Total Foreign Government (Cost $6,765,575)		6,501,792

Mutual Fund—7.5%

Investment Company Security—7.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $4,273,537)	35,971	4,101,054

U.S. Treasury & Government Agencies—6.8%

U.S. Treasury—6.8%
U.S. Treasury Inflation Indexed Bonds 3.875%, 04/15/29 (a)	824,665	1,120,309
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/18 (a)	668,785	667,496
0.125%, 01/15/23 (a)	803,720	770,598
0.250%, 01/15/25 (a)	1,184,921	1,130,997

Total U.S. Treasury & Government Agencies (Cost $3,785,986)		3,689,400

Short-Term Investments—60.0%

Mutual Funds—31.2%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.100% (b)	7,000,000	7,000,000
BofA Government Plus Reserves Fund, Institutional Class, 0.131% (b)	1,500,000	1,500,000
UBS Select Treasury Institutional Fund, Institutional Class, 0.090% (b)	8,500,000	8,500,000

		17,000,000

Repurchase Agreement—23.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $12,720,717 on 01/04/16, collateralized by $13,140,000 U.S. Treasury Note at 0.625% due 04/30/18 with a value of $12,975,750.	12,720,675	12,720,675

U.S. Treasury—5.4%
U.S. Treasury Bills
0.119%, 01/14/16 (c) (d)	425,000	424,987
0.122%, 01/14/16 (c) (d)	2,500,000	2,499,892

		2,924,879

Total Short-Term Investments (Cost $32,645,549)		32,645,554

Total Investments—86.3% (Cost $47,470,647) (e)		46,937,800
Other assets and liabilities (net)—13.7%		7,473,872

Net Assets—100.0%		$54,411,672

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2015.
(c)	The rate shown represents current yield to maturity.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $2,924,802.
(e)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $47,505,223. The aggregate and net unrealized depreciation of investments was $(567,423).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $1,008,711, which is 1.9% of net assets.
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
EUR	3,490,000	Northern Trust Co.	01/29/16	$3,810,755	$15,743
GBP	1,850,000	Northern Trust Co.	01/29/16	2,760,947	33,491

Net Unrealized Appreciation					$49,234

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Amsterdam Index Futures	01/15/16	5	EUR	436,570	$5,738
Australian 10 Year Treasury Bond Futures	03/15/16	104	AUD	13,135,078	44,979
Bloomberg Commodity Index Futures	03/16/16	35	USD	276,959	(1,509)
Brent Crude Oil Futures	01/29/16	5	USD	191,514	(3,164)
Canada Government Bond 10 Year Futures	03/21/16	99	CAD	13,684,280	197,825
Cattle Feeder Futures	03/24/16	4	USD	332,953	(5,653)
Cocoa Futures	05/13/16	12	USD	378,864	5,976
Copper E-Mini Futures	02/25/16	12	USD	318,640	1,610
Corn Futures	03/14/16	9	USD	174,053	(12,615)
Cotton No. 2 Futures	03/08/16	12	USD	377,034	2,646
DAX Index Futures	03/18/16	4	EUR	1,056,409	22,595
Euro-BTP Futures	03/08/16	33	EUR	4,611,943	(65,839)
Euro-Bobl Futures	03/08/16	15	EUR	1,965,140	(5,532)
Euro-Bund Futures	03/08/16	15	EUR	2,373,417	(5,017)
Euro-Buxl 30 Year Bond Futures	03/08/16	8	EUR	1,215,193	(4,339)
FTSE 100 Index Futures	03/18/16	7	GBP	421,835	17,728
Gasoline RBOB Futures	02/29/16	4	USD	215,409	2,689
Gold Mini Futures	02/25/16	29	USD	999,060	(10,582)
Hang Seng Index Futures	01/28/16	11	HKD	12,160,773	(14,229)
IBEX 35 Index Futures	01/15/16	6	EUR	583,774	(13,254)
Interest Rate Swap 10 Year Futures	03/14/16	57	USD	5,827,939	(5,923)
Interest Rate Swap 5 Year Futures	03/14/16	124	USD	12,555,291	(50,666)
Japanese Government 10 Year Bond Mini Futures	03/11/16	134	JPY	1,991,390,348	50,032
Lean Hogs Futures	04/14/16	33	USD	812,399	58,141
Live Cattle Futures	04/29/16	6	USD	331,980	(840)
Low Sulphur Gas Oil Futures	02/11/16	4	USD	139,411	(5,711)
MSCI Emerging Markets Mini Index Futures	03/18/16	78	USD	3,005,119	66,131
New York Harbor ULSD Futures	02/29/16	2	USD	119,456	(22,948)
Nickel Futures	03/14/16	4	USD	213,546	(2,010)
OMX Stockholm 30 Index Futures	01/15/16	47	SEK	6,754,078	6,103
Primary Aluminum Futures	03/14/16	9	USD	333,828	5,415
Russell 2000 Mini Index Futures	03/18/16	52	USD	5,758,605	125,195
S&P 500 E-Mini Index Futures	03/18/16	64	USD	6,431,520	81,760
S&P TSX 60 Index Futures	03/17/16	10	CAD	1,497,923	17,256
SPI 200 Index Futures	03/17/16	13	AUD	1,586,705	88,770
Silver Mini Futures	03/29/16	43	USD	606,609	(13,080)
Soybean Futures	03/14/16	6	USD	275,369	(16,094)
Soybean Meal Futures	03/14/16	10	USD	308,971	(43,471)
Soybean Oil Futures	03/14/16	17	USD	297,095	16,555
Sugar No. 11 Futures	06/30/16	4	USD	65,333	254
TOPIX Index Futures	03/10/16	18	JPY	285,894,000	(61,101)
U.S. Treasury Long Bond Futures	03/21/16	35	USD	5,377,041	4,209
U.S. Treasury Note 2 Year Futures	03/31/16	13	USD	2,828,928	(4,881)
United Kingdom Long Gilt Bond Futures	03/29/16	51	GBP	5,988,471	(48,945)
Wheat Futures	03/14/16	7	USD	179,072	(14,572)
Zinc Futures	03/14/16	7	USD	271,063	10,514

Net Unrealized Appreciation					$400,146

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3M LIBOR	1.500%	03/16/18	USD	26,221,000	$(43,042)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$6,501,792	$—	$6,501,792
Total Mutual Fund*	4,101,054	—	—	4,101,054
Total U.S. Treasury & Government Agencies*	—	3,689,400	—	3,689,400
Short-Term Investments
Mutual Funds	17,000,000	—	—	17,000,000
Repurchase Agreement	—	12,720,675	—	12,720,675
U.S. Treasury	—	2,924,879	—	2,924,879
Total Short-Term Investments	17,000,000	15,645,554	—	32,645,554
Total Investments	$21,101,054	$25,836,746	$—	$46,937,800

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$49,234	$—	$49,234
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$832,121	$—	$—	$832,121
Futures Contracts (Unrealized Depreciation)	(431,975)	—	—	(431,975)
Total Futures Contracts	$400,146	$—	$—	$400,146
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(43,042)	$—	$(43,042)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$34,217,125
Repurchase Agreement	12,720,675
Cash	7,218,683
Cash denominated in foreign currencies (b)	28,625
Cash collateral for futures contracts	293,172
Unrealized appreciation on forward foreign currency exchange contracts	49,234
Receivable for:
Fund shares sold	81,319
Interest	20,886
Variation margin on centrally cleared swap contracts	10,227
Due from investment adviser	14,283
Prepaid expenses	118

Total Assets	54,654,347
Liabilities
Payables for:
Fund shares redeemed	27,182
Variation margin on futures contracts	61,717
Accrued Expenses:
Management fees	29,497
Distribution and service fees	11,345
Deferred trustees’ fees	28,671
Other expenses	84,263

Total Liabilities	242,675

Net Assets	$54,411,672

Net Assets Consist of:
Paid in surplus	$55,797,707
Accumulated net investment loss	(166,743)
Accumulated net realized loss	(1,091,869)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(127,423)

Net Assets	$54,411,672

Net Assets
Class B	$54,411,672
Capital Shares Outstanding*
Class B	5,655,012
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $34,749,972.
(b)	Identified cost of cash denominated in foreign currencies was $28,796.

Consolidated§ Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$118,403
Interest	103,212

Total investment income	221,615
Expenses
Management fees	270,238
Administration fees	36,678
Custodian and accounting fees	20,320
Distribution and service fees—Class B	103,938
Audit and tax services	96,179
Legal	31,310
Trustees’ fees and expenses	35,173
Shareholder reporting	23,739
Insurance	181
Miscellaneous	7,884

Total expenses	625,640
Less expenses reimbursed by the Adviser	(85,165)

Net expenses	540,475

Net Investment Loss	(318,860)

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(211,865)
Futures contracts	(2,251,791)
Swap contracts	(22,165)
Foreign currency transactions	114,141

Net realized loss	(2,371,680)

Net change in unrealized appreciation (depreciation) on:
Investments	(491,344)
Futures contracts	(17,619)
Swap contracts	(43,042)
Foreign currency transactions	68,312

Net change in unrealized depreciation	(483,693)

Net realized and unrealized loss	(2,855,373)

Net Decrease in Net Assets From Operations	$(3,174,233)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(318,860)	$(74,514)
Net realized gain (loss)	(2,371,680)	114,622
Net change in unrealized appreciation (depreciation)	(483,693)	356,270

Increase (decrease) in net assets from operations	(3,174,233)	396,378

From Distributions to Shareholders
Net investment income
Class B	(235,596)	(59,437)
Net realized capital gains
Class B	(305,862)	(430,917)

Total distributions	(541,458)	(490,354)

Increase in net assets from capital share transactions	35,722,827	22,498,512

Total increase in net assets	32,007,136	22,404,536

Net Assets
Beginning of period	22,404,536	0

End of period	$54,411,672	$22,404,536

Accumulated undistributed net investment income (loss)
End of period	$(166,743)	$195,616

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Period Ended December 31, 2014(a)
	Shares	Value	Shares	Value
Class B
Sales	4,044,884	$41,431,923	2,305,033	$23,893,592
Reinvestments	53,876	541,458	47,377	490,354
Redemptions	(617,371)	(6,250,554)	(178,787)	(1,885,434)

Net increase	3,481,389	$35,722,827	2,173,623	$22,498,512

Increase derived from capital shares transactions		$35,722,827		$22,498,512

(a)	Commencement of operations was April 14, 2014.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014(a)
Net Asset Value, Beginning of Period	$10.31	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.48)	0.60

Total from investment operations	(0.56)	0.54

Less Distributions
Distributions from net investment income	(0.06)	(0.03)
Distributions from net realized capital gains	(0.07)	(0.20)

Total distributions	(0.13)	(0.23)

Net Asset Value, End of Period	$9.62	$10.31

Total Return (%) (c)	(5.48)	5.40	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.50	3.66	(e)
Net ratio of expenses to average net assets (%) (f)	1.30	1.30	(e)
Ratio of net investment loss to average net assets (%)	(0.77)	(0.74	)(e)
Portfolio turnover rate (%)	68	9	(d)
Net assets, end of period (in millions)	$54.4	$22.4

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”) (commenced operations on April 14, 2014), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Total Assets at December 31, 2015
PanAgora Global Risk Diversified Risk Portfolio, Ltd	4/14/2014	$7,654,359	14.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the consolidated financial statements were issued.

MIST-11

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, TIPs sell adjustments, premium amortization adjustments, controlled foreign corporation adjustments and return of capital distributions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $12,720,675, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$43,042
	Unrealized appreciation on futures contracts (a) (c)	$297,046	Unrealized depreciation on futures contracts (a) (c)	191,143
Equity	Unrealized appreciation on futures contracts (a) (c)	431,276	Unrealized depreciation on futures contracts (a) (c)	88,583
Commodity	Unrealized appreciation on futures contracts (a) (c)	103,799	Unrealized depreciation on futures contracts (a) (c)	152,249
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	49,234

Total		$881,355		$475,017

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Northern Trust Co.	$49,234	$—	$—	$49,234

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$117,324	$117,324
Futures contracts	1,043,466	(1,227,921)	(2,067,336)	—	(2,251,791)
Swap contracts	(22,165)	—	—	—	(22,165)

	$1,021,301	$(1,227,921)	$(2,067,336)	$117,324	$(2,156,632)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$49,234	$49,234
Futures contracts	(303,605)	19,999	265,987	—	(17,619)
Swap contracts	(43,042)	—	—	—	(43,042)

	$(346,647)	$19,999	$265,987	$49,234	$(11,427)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$5,734,210
Futures contracts long	65,973,583
Futures contracts short	(108)
Swap contracts	26,555,250

‡	Averages are based on activity levels during 2015.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into

MIST-15

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$7,054,880	$9,247,576	$7,265,479	$241,571

MIST-16

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$270,238	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2016. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.30%	$231,931	$85,165

Amounts waived for the year ended December 31, 2015 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of December 31, 2015, there was $317,096 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

MIST-17

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$317,260	$231,379	$162,502	$258,975	$61,696	$—	$541,458	$490,354

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Late Year Ordinary and Post October Capital Loss Deferrals	Other Accumulated Capital Losses	Total
$—	$—	$(337,708)	$(780,681)	$(238,975)	$(1,357,364)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had accumulated short-term capital losses of $238,975.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-18

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PanAgora Global Diversified Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the schedule of investments, of PanAgora Global Diversified Risk Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended December 31, 2015 and for the period April 28, 2014 (commencement of operations) to December 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of PanAgora Global Diversified Risk Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2015, the results of their operations, and the changes in their net assets and the consolidated financial highlights for the year ended December 31, 2015 and for the period April 14, 2014 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-19

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-20

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-22

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those

MIST-23

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

PanAgora Global Diversified Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2015, and outperformed its Performance Universe for the since-inception (beginning April 14, 2014) period ended June 30, 2015. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year and since-inception (beginning April 14, 2014) periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2015, and underperformed its blended benchmark for the same periods. The Board also noted that the Portfolio commenced operations on April 14, 2014.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were equal to the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-24

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned -2.91%, -3.11%, and -3.01%, respectively. The Portfolio’s benchmark, the Barclays U.S. TIPS Index1, returned -1.44%.

MARKET ENVIRONMENT / CONDITIONS

In addition to the European Central Bank’s (the “ECB”) highly anticipated foray into quantitative easing (“QE”), the New Year began with a host of global central banks embracing monetary easing. Eurozone bonds and equities rallied strongly on the announcement of QE, though economic data also improved on the margin. The U.S. Federal Reserve (the “Fed”) remained an outlier among easing central banks as officials reiterated their desire to hike rates sometime this year, emphasizing the importance of incoming data. Some trends from 2014 continued into 2015, including generalized U.S. dollar strength, lower oil prices, and uncertainty as evidenced in the choppiness of risk assets.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in longer-dated U.S. Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 25% rally over the prior nine months, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the U.S. dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, modest market moves suggested the events in Greece were more noise than news for global financial markets.

In the third quarter of 2015, a cascade of negative headlines soured global risk sentiment. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations, and emerging market assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove the Fed to hold rates steady in September and moved developed market central banks to reiterate their commitment to accommodative policies. Despite headlines and financial market turmoil, economic growth in the U.S. remained robust.

The fourth quarter brought some respite as economic fundamentals strengthened and sentiment stabilized. The improving backdrop was sufficient to give the Fed the confidence to lift policy rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end both due to oil prices and widening high yield spreads which generated fears of reduced market liquidity following a distressed debt mutual fund closure.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Exposure to Treasury Inflation-Protected Securities (“TIPS”), through cash bonds and interest rate swaps was negative for the Portfolio’s absolute performance as the real yield curve steepened during the calendar year. In addition, exposure to longer-dated U.S. break-evens, facilitated partially through the use of pay-fix interest rate swaps, detracted from relative performance as break-evens fell alongside oil prices. A tactical allocation to Italian inflation-linked bonds (“ILBs”) was positive for relative performance as real yields fell amid an improving political situation and policy support from the ECB. A defensive position to longer-dated inflation expectations in the U.K. detracted from performance as continued pension buying in these longer-dated issues pushed inflation expectations higher. Tactical positions in Mexican ILBs, as well as exposure to Brazilian nominal rates, were negative as real and nominal yields rose in the region. Through the use of currency forwards, the Portfolio was long the U.S. dollar versus the euro and a basket of emerging market currencies, which contributed to performance as those currencies depreciated relative to the U.S dollar. An allocation to German nominal bonds, through the use of futures, was negative for returns as rates rose amid a sell-off in core European interest rates. An allocation to non-Agency mortgages contributed to performance, as prices continued to appreciate in-line with the ongoing housing recovery and strong demand.

As of year-end, PIMCO maintained full exposure to ILBs and inflation protection while tactically managing Portfolio duration, curve and country selection. The Portfolio remained underweight U.S. interest rate risk (duration) and focused on opportunities across both real and nominal yield curves. We concentrated duration exposure further out on the real yield curve, specifically in the 10+ year maturities. We also found attractive opportunities for carry and roll-down in the belly of the U.S. real yield curve. The Portfolio maintained

MIST-1

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

long position in break-evens in the U.S. (long TIPS vs. short nominal) given underpriced inflation risk. We also continued to seek opportunities outside the U.S., where business cycles may anchor rates for a considerable period. Given a building technical tailwind from the scale and scope of the ECB’s QE purchases, we saw opportunities in sovereign debt in peripheral countries like Italy and Spain. Outside of the eurozone, we held New Zealand ILBs that offer attractive real yields and policy maneuverability. With continued divergence in economic growth and central bank policies, we maintained our long-dollar bias against the euro and Japanese yen, in particular.

Mihir P. Worah

Jeremie Banet

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
PIMCO Inflation Protected Bond Portfolio
Class A	-2.91	2.13	4.02	—
Class B	-3.11	1.87	3.75	—
Class E	-3.01	1.98	—	4.13
Barclays U.S. TIPS Index	-1.44	2.55	3.93	—

1 The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

2 Inception dates of Class A, Class B and Class E shares are 5/1/2003, 5/1/2003 and 5/1/2006, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

TOP SECTORS

% of Net Assets
U.S. Treasury & Government Agencies	107.6
Corporate Bonds & Notes	10.5
Foreign Government	9.2
Asset-Backed Securities	3.4
Mortgage-Backed Securities	3.3
Purchased Options	0.1

MIST-3

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.62%	$1,000.00	$968.70	$3.08
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B(a)	Actual	0.87%	$1,000.00	$967.50	$4.31
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class E(a)	Actual	0.77%	$1,000.00	$968.60	$3.82
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—107.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—0.8%
Fannie Mae ARM Pool 1.443%, 07/01/44 (a)	20,708	$21,210
1.443%, 09/01/44 (a)	37,721	38,640
2.488%, 11/01/34 (a)	876,717	927,224
Fannie Mae REMICS (CMO) 0.281%, 12/25/36 (a)	74,520	74,377
0.482%, 07/25/37 (a)	818,244	768,611
0.572%, 08/25/34 (a)	98,924	98,299
0.772%, 07/25/37 (a)	27,161	27,288
0.802%, 07/25/37 (a)	188,558	189,755
1.102%, 02/25/41 (a)	2,684,252	2,713,299
2.326%, 05/25/35 (a)	511,578	537,968
Fannie Mae Whole Loan (CMO) 0.772%, 05/25/42 (a)	67,878	67,920
Freddie Mac ARM Non-Gold Pool 2.372%, 01/01/34 (a)	94,275	99,922
Freddie Mac REMICS (CMO) 0.481%, 10/15/20 (a)	279,135	278,624
0.561%, 02/15/19 (a)	527,902	526,965
0.781%, 08/15/33 (a)	1,912,804	1,916,680
Freddie Mac Strips (CMO) 0.781%, 09/15/42 (a)	9,386,357	9,308,563
Freddie Mac Structured Pass-Through Securities (CMO) 0.682%, 08/25/31 (a)	53,433	52,365
1.443%, 10/25/44 (a)	3,179,030	3,232,325
1.443%, 02/25/45 (a)	959,872	976,172

		21,856,207

U.S. Treasury—106.8%
U.S. Treasury Bonds 2.500%, 02/15/45 (b)	8,110,000	7,276,511
3.000%, 11/15/44 (b)	2,000,000	1,992,734
3.000%, 05/15/45 (b)	20,800,000	20,704,944
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (b) (c)	24,931,209	21,098,036
0.750%, 02/15/42 (b) (c)	35,366,688	31,070,201
0.750%, 02/15/45 (b) (c)	76,489,415	66,707,107
1.375%, 02/15/44 (b) (c)	112,671,409	114,666,594
1.750%, 01/15/28 (b) (c)	146,835,356	160,440,533
2.000%, 01/15/26 (b) (c)	81,482,382	90,528,230
2.125%, 02/15/40 (b) (c)	36,643,653	43,142,661
2.125%, 02/15/41 (b) (c) (d)	7,168,128	8,487,135
2.375%, 01/15/25 (b) (c) (d) (e)	216,565,046	246,201,756
2.375%, 01/15/27 (b) (c)	101,661,612	117,523,772
2.500%, 01/15/29 (b) (c)	43,458,602	51,483,711
3.625%, 04/15/28 (b) (c)	38,027,647	49,711,262
3.875%, 04/15/29 (b) (c)	91,245,174	123,956,843
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/16 (b) (c)	48,902,156	48,711,780
0.125%, 04/15/17 (b) (c) (d) (f) (g)	20,733,768	20,692,466
0.125%, 04/15/18 (b) (c) (d) (f) (g)	12,861,250	12,836,466
0.125%, 04/15/19 (b) (c) (d)	135,036,872	134,243,935
0.125%, 04/15/20 (b) (c)	50,941,172	50,291,825
0.125%, 01/15/22 (b) (c)	56,725,380	54,969,673

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/22 (b) (c)	312,568,109	303,068,851
0.125%, 01/15/23 (b) (c)	259,005,560	248,331,682
0.125%, 07/15/24 (b) (c)	59,658,050	56,658,861
0.250%, 01/15/25 (b) (c)	22,292,574	21,278,084
0.375%, 07/15/23 (b) (c) (g)	120,845,118	118,053,717
0.375%, 07/15/25 (b) (c) (d)	3,510,290	3,398,582
0.625%, 07/15/21 (b) (c)	278,105,918	279,930,849
0.625%, 01/15/24 (b) (c)	82,728,996	81,790,766
1.125%, 01/15/21 (b) (c) (g)	23,809,816	24,546,754
1.250%, 07/15/20 (b) (c)	129,933,960	135,119,494
1.375%, 01/15/20 (b) (c)	29,421,255	30,583,542
1.625%, 01/15/18 (b) (c)	22,694,647	23,404,740
1.875%, 07/15/19 (b) (c) (d) (f) (g)	15,929,056	16,890,613
2.000%, 01/15/16 (b) (c) (d) (e) (g)	9,586,640	9,585,144
2.375%, 01/15/17 (b) (c) (d) (g)	11,375,217	11,656,196
2.500%, 07/15/16 (b) (c)	54,532,536	55,410,892
U.S. Treasury Notes 2.125%, 05/15/25 (b)	26,700,000	26,351,645

		2,922,798,587

Total U.S. Treasury & Government Agencies (Cost $3,148,475,147)		2,944,654,794

Corporate Bonds & Notes—10.5%

Banks—8.6%
Banca Monte dei Paschi di Siena S.p.A. 4.875%, 09/15/16 (EUR)	1,000,000	1,119,099
Banco Santander S.A. 6.250%, 09/11/21 (EUR) (a)	700,000	711,278
Bank of America Corp. 3.300%, 01/11/23	4,000,000	3,937,300
Bank of America N.A. 1.750%, 06/05/18	15,200,000	15,102,279
Bank of New York Mellon Corp. (The) 1.234%, 08/17/20 (a)	4,500,000	4,508,478
Bankia S.A. 3.500%, 01/17/19 (EUR)	3,100,000	3,544,412
Barclays Bank plc 2.010%, 12/21/20 (MXN) (h)	12,500,000	696,278
6.500%, 09/15/19 (EUR) (a)	2,900,000	3,190,181
7.625%, 11/21/22	15,718,000	17,898,873
7.750%, 04/10/23 (a)	7,954,000	8,490,895
8.000%, 12/15/20 (EUR) (a)	800,000	942,212
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	5,000,000	5,300,000
BPCE S.A. 0.934%, 11/18/16 (a)	13,300,000	13,302,939
BPE Financiaciones S.A. 2.500%, 02/01/17 (EUR)	2,700,000	2,982,592
2.875%, 05/19/16 (EUR)	5,600,000	6,134,351
Citigroup, Inc. 0.849%, 05/01/17 (a)	33,800,000	33,645,534
2.650%, 10/26/20	3,700,000	3,670,093

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.653%, 04/28/17 (a)	33,700,000	$33,661,447
Credit Agricole S.A. 7.875%, 01/23/24 (a)	200,000	204,500
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25 (144A)	2,800,000	2,708,395
3.800%, 09/15/22 (144A)	2,600,000	2,597,949
Depfa ACS Bank 3.875%, 11/14/16 (EUR)	600,000	672,247
Eksportfinans ASA 2.375%, 05/25/16	4,100,000	4,102,870
Goldman Sachs Group, Inc. (The) 1.712%, 09/15/20 (a)	11,900,000	11,925,894
3.500%, 01/23/25	800,000	786,250
3.750%, 05/22/25	2,100,000	2,114,003
Intesa Sanpaolo S.p.A.
3.125%, 01/15/16	3,200,000	3,201,597
JPMorgan Chase & Co.
0.870%, 04/25/18 (a)	33,700,000	33,464,673
7.900%, 04/30/18 (a)	900,000	916,200
Lloyds Bank plc
1.750%, 05/14/18	6,350,000	6,336,290
3.500%, 05/14/25	1,250,000	1,254,104
Lloyds Banking Group plc
7.625%, 06/27/23 (GBP) (a)	2,500,000	3,858,719
7.875%, 06/27/29 (GBP) (a)	200,000	311,793
Royal Bank of Scotland Group plc
8.000%, 08/10/25 (a)	500,000	528,750
Turkiye Garanti Bankasi A/S
2.817%, 04/20/16 (144A) (a)	1,600,000	1,596,448

		235,418,923

Computers—0.2%
Hewlett Packard Enterprise Co.
2.450%, 10/05/17 (144A)	3,400,000	3,397,117
2.850%, 10/05/18 (144A)	3,400,000	3,398,103

		6,795,220

Diversified Financial Services—0.6%
Ally Financial, Inc.
3.250%, 02/13/18	15,200,000	15,124,000

Media—0.0%
CCO Safari LLC
4.464%, 07/23/22 (144A)	400,000	398,604
Univision Communications, Inc.
5.125%, 02/15/25 (144A)	900,000	855,000

		1,253,604

Oil & Gas—0.4%
California Resources Corp.
5.500%, 09/15/21	1,493,000	470,295
8.000%, 12/15/22 (144A)	4,005,000	2,107,631

Oil & Gas—(Continued)
Chesapeake Energy Corp.
3.571%, 04/15/19 (a)	2,900,000	812,000
Petrobras Global Finance B.V.
1.990%, 05/20/16 (a)	700,000	682,500
2.461%, 01/15/19 (a)	100,000	76,000
2.750%, 01/15/18 (EUR)	1,000,000	878,946
2.886%, 03/17/17 (a)	500,000	458,125
3.000%, 01/15/19	200,000	152,000
4.250%, 10/02/23 (EUR)	600,000	402,967
4.375%, 05/20/23	300,000	198,000
5.375%, 01/27/21	5,100,000	3,799,500
6.250%, 12/14/26 (GBP)	300,000	280,563

		10,318,527

Pharmaceuticals—0.6%
AbbVie, Inc.
1.800%, 05/14/18	7,900,000	7,863,628
2.500%, 05/14/20	3,700,000	3,662,800
3.200%, 11/06/22	800,000	787,466
3.600%, 05/14/25	2,900,000	2,862,112

		15,176,006

Transportation—0.1%
Hellenic Railways Organization S.A. 4.028%, 03/17/17 (EUR) (h)	3,900,000	3,899,258

Total Corporate Bonds & Notes (Cost $301,855,225)		287,985,538

Foreign Government—9.2%

Sovereign—9.2%
Brazil Letras do Tesouro Nacional
Zero Coupon, 10/01/16 (BRL)	99,660,000	22,587,560
Zero Coupon, 01/01/17 (BRL)	245,400,000	53,579,109
Zero Coupon, 01/01/18 (BRL)	9,600,000	1,791,951
Zero Coupon, 01/01/19 (BRL)	42,700,000	6,819,977
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	8,025,000	1,516,440
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bonds 0.750%, 04/15/18 (EUR) (b) (c)	8,302,620	9,243,200
Colombian TES 3.000%, 03/25/33 (COP) (c)	7,920,913,480	2,116,584
France Government Bond OAT 0.250%, 07/25/18 (EUR) (c)	416,504	465,855
Hellenic Republic Government Bonds 3.000%, 02/24/23 (EUR) (i)	300,000	242,236
3.000%, 02/24/24 (EUR) (i)	300,000	234,575
3.000%, 02/24/25 (EUR) (i)	300,000	229,359
3.000%, 02/24/26 (EUR) (i)	300,000	221,697
3.000%, 02/24/27 (EUR) (i)	300,000	216,187
3.000%, 02/24/28 (EUR) (i)	300,000	211,561
3.000%, 02/24/29 (EUR) (i)	500,000	349,243
3.000%, 02/24/30 (EUR) (i)	500,000	339,555

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Hellenic Republic Government Bonds 3.000%, 02/24/31 (EUR) (i)	500,000	$329,475
3.000%, 02/24/32 (EUR) (i)	500,000	325,666
3.000%, 02/24/33 (EUR) (i)	500,000	319,195
3.000%, 02/24/34 (EUR) (i)	500,000	317,076
3.000%, 02/24/35 (EUR) (i)	500,000	309,235
3.000%, 02/24/36 (EUR) (i)	750,000	459,279
3.000%, 02/24/37 (EUR) (i)	750,000	456,435
3.000%, 02/24/38 (EUR) (i)	750,000	454,373
3.000%, 02/24/39 (EUR) (i)	750,000	464,251
3.000%, 02/24/40 (EUR) (i)	750,000	463,819
3.000%, 02/24/41 (EUR) (i)	750,000	464,357
3.000%, 02/24/42 (EUR) (i)	750,000	463,607
Hellenic Republic Government International Bonds 3.800%, 08/08/17 (JPY)	150,000,000	1,135,954
4.500%, 07/03/17 (JPY)	300,000,000	2,246,350
Italy Buoni Poliennali Del Tesoro 1.700%, 09/15/18 (EUR) (c)	6,680,652	7,653,308
2.350%, 09/15/19 (EUR) (c)	2,660,088	3,164,614
2.350%, 09/15/24 (144A) (EUR) (c)	20,828,547	26,100,404
2.550%, 09/15/41 (EUR) (c)	97,906	133,374
3.100%, 09/15/26 (EUR) (c)	637,092	862,006
Mexican Bonos 4.750%, 06/14/18 (MXN)	65,252,000	3,804,228
Mexican Udibonos 4.000%, 11/08/46 (MXN) (c)	96,575,410	5,673,139
4.500%, 12/04/25 (MXN) (c)	138,899,427	8,857,157
New Zealand Government Bonds 2.500%, 09/20/35 (NZD) (c)	1,509,300	1,028,738
3.000%, 09/20/30 (NZD) (c) (h)	11,600,000	8,709,685
Slovenia Government International Bond 4.700%, 11/01/16 (144A) (EUR)	4,800,000	5,414,466
Spain Government Bond 2.150%, 10/31/25 (144A) (EUR)	700,000	786,258
Spain Government Inflation Linked Bond 1.000%, 11/30/30 (144A) (EUR) (c)	4,699,295	5,007,342
United Kingdom Gilt Inflation Linked 0.125%, 03/22/24 (GBP) (b) (c)	28,491,316	44,532,093
0.125%, 03/22/44 (GBP) (c)	1,070,460	1,964,053
0.125%, 03/22/46 (GBP) (c)	6,724,422	12,465,579
0.125%, 03/22/58 (GBP) (b) (c)	385,654	817,679
0.125%, 03/22/68 (GBP) (b) (c)	769,615	1,827,650
0.375%, 03/22/62 (GBP) (b) (c)	1,563,690	3,813,824

Total Foreign Government (Cost $275,846,502)		250,989,758

Asset-Backed Securities—3.4%

Asset-Backed - Home Equity—0.7%
Asset-Backed Funding Certificates Trust 1.122%, 06/25/34 (a)	514,218	478,711
Bear Stearns Asset-Backed Securities I Trust 1.422%, 10/25/37 (a)	2,372,271	2,189,138
Bear Stearns Asset-Backed Securities Trust 1.082%, 10/25/32 (a)	13,937	13,250

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
First NLC Trust 0.492%, 08/25/37 (144A) (a)	1,329,829	670,863
0.812%, 02/25/36 (a)	1,200,000	1,034,775
HSI Asset Securitization Corp. Trust 0.472%, 10/25/36 (a)	7,370	3,807
Merrill Lynch Mortgage Investors Trust 0.812%, 08/25/36 (a)	13,185,000	11,384,276
Nomura Home Equity Loan, Inc 0.712%, 03/25/36 (a)	3,000,000	2,226,418
NovaStar Mortgage Funding Trust 0.892%, 01/25/36 (a)	2,000,000	1,595,128
Soundview Home Loan Trust 0.482%, 11/25/36 (144A) (a)	56,322	20,561

		19,616,927

Asset-Backed - Other—2.2%
Amortizing Residential Collateral Trust 1.547%, 08/25/32 (a)	1,570,322	1,448,557
Aquilae CLO II plc 0.289%, 01/17/23 (EUR) (a)	506,285	548,443
Babson CLO, Ltd. 1.602%, 05/15/23 (144A) (a)	1,150,000	1,147,973
Countrywide Asset-Backed Certificates 0.602%, 07/25/36 (a)	2,311,098	2,268,096
0.622%, 04/25/36 (a)	520,786	501,466
0.672%, 04/25/36 (a)	65,194	64,874
Credit-Based Asset Servicing and Securitization LLC 0.317%, 07/25/37 (144A) (a)	142,461	89,663
CSAB Mortgage-Backed Trust 5.720%, 09/25/36	803,537	535,469
CWABS Asset-Backed Certificates Trust 1.427%, 01/25/35 (a)	7,338,287	7,337,908
Dryden XI-Leveraged Loan CDO 0.571%, 04/12/20 (144A) (a)	3,278,662	3,254,219
Elm CLO, Ltd. 1.715%, 01/17/23 (144A) (a)	294,029	293,499
Equity One Mortgage Pass-Through Trust 1.022%, 04/25/34 (a)	111,978	93,489
GSAMP Trust 1.157%, 09/25/35 (a)	441,942	390,354
Hillmark Funding, Ltd. 0.628%, 05/21/21 (144A) (a)	7,466,563	7,328,737
JPMorgan Mortgage Acquisition Trust 0.542%, 01/25/37 (a)	5,761,445	5,632,838
Long Beach Mortgage Loan Trust 1.157%, 08/25/35 (a)	823,014	703,508
Morgan Stanley IXIS Real Estate Capital Trust 0.472%, 11/25/36 (a)	772	339
Nautique Funding, Ltd. 0.571%, 04/15/20 (144A) (a)	259,320	257,114
NYLIM Flatiron CLO, Ltd. 0.564%, 08/08/20 (144A) (a)	101,551	101,006
OneMain Financial Issuance Trust 2.470%, 09/18/24 (144A)	14,800,000	14,770,844

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 0.912%, 09/25/35 (a)	200,000	$160,105
1.442%, 12/25/34 (a)	147,827	147,915
1.472%, 10/25/34 (a)	4,000,000	3,399,978
Penta CLO S.A. 0.172%, 06/04/24 (EUR) (a)	1,649,576	1,772,091
RAAC Trust 0.762%, 08/25/36 (a)	764,000	672,532
Small Business Administration Participation Certificates 5.510%, 11/01/27	2,533,092	2,818,606
Structured Asset Securities Corp. Mortgage Loan Trust 0.562%, 05/25/47 (a)	2,486,930	2,408,630
1.744%, 04/25/35 (a)	389,636	370,226
Symphony CLO III, Ltd. 0.602%, 05/15/19 (144A) (a)	2,024,255	2,005,492
Wood Street CLO II B.V. 0.280%, 03/29/21 (144A) (EUR) (a)	66,368	71,942

		60,595,913

Asset-Backed - Student Loan—0.5%
College Loan Corp. Trust 0.570%, 01/25/24 (a)	900,000	873,547
SLM Student Loan Trust 0.820%, 10/25/17 (a)	25,575	25,572
1.820%, 04/25/23 (a)	11,618,342	11,626,266

		12,525,385

Total Asset-Backed Securities (Cost $91,680,665)		92,738,225

Mortgage-Backed Securities—3.3%

Collateralized Mortgage Obligations—2.3%
Banc of America Funding Trust 2.801%, 02/20/36 (a)	1,226,444	1,216,528
Banc of America Mortgage Trust 2.538%, 11/25/34 (a)	77,268	73,474
2.791%, 06/25/35 (a)	293,541	280,149
2.848%, 09/25/35 (a)	177,798	162,970
6.500%, 09/25/33	45,064	45,308
BCAP LLC Trust 5.283%, 03/26/37 (144A) (a)	1,955,600	1,889,698
Bear Stearns Adjustable Rate Mortgage Trust 2.320%, 08/25/35 (a)	129,006	130,162
2.680%, 03/25/35 (a)	561,414	562,530
2.686%, 03/25/35 (a)	492,760	479,606
2.924%, 03/25/35 (a)	4,974	5,028
3.106%, 01/25/35 (a)	1,909,025	1,929,563
Bear Stearns ALT-A Trust 0.582%, 02/25/34 (a)	225,007	204,883
2.726%, 09/25/35 (a)	1,673,402	1,410,579

Collateralized Mortgage Obligations—(Continued)
Chase Mortgage Finance Trust 2.630%, 02/25/37 (a)	116,387	115,251
Citigroup Mortgage Loan Trust, Inc. 2.420%, 09/25/35 (a)	183,964	184,709
2.430%, 09/25/35 (a)	189,627	189,598
2.660%, 05/25/35 (a)	48,218	47,590
2.730%, 10/25/35 (a)	3,127,306	3,096,492
Countrywide Alternative Loan Trust 0.582%, 02/20/47 (a)	1,253,711	936,803
0.602%, 05/25/47 (a)	422,587	346,170
0.702%, 12/25/35 (a)	37,010	32,283
5.500%, 06/25/35	814,070	815,071
Countrywide Home Loan Mortgage Pass-Through Trust 0.712%, 04/25/35 (a)	962,735	839,968
2.606%, 11/20/34 (a)	395,657	371,635
2.621%, 11/19/33 (a)	28,814	28,329
2.766%, 08/25/34 (a)	212,342	187,372
Countrywide Home Reperforming Loan REMIC Trust 0.762%, 06/25/35 (144A) (a)	129,023	112,225
Deutsche ALT-B Securities Mortgage Loan Trust 0.522%, 10/25/36 (a)	35,603	22,649
5.869%, 10/25/36	628,372	519,764
5.886%, 10/25/36	628,372	520,139
First Horizon Alternative Mortgage Securities Trust 2.345%, 06/25/34 (a)	296,576	291,469
GreenPoint Mortgage Funding Trust 0.692%, 11/25/45 (a)	200,922	173,524
GreenPoint MTA Trust 0.862%, 06/25/45 (a)	398,174	350,311
GSR Mortgage Loan Trust 2.678%, 05/25/35 (a)	624,936	579,077
2.740%, 12/25/34 (a)	2,133,026	2,095,593
2.806%, 09/25/35 (a)	417,088	426,123
2.824%, 11/25/35 (a)	788,741	710,836
2.970%, 01/25/35 (a)	343,292	327,959
HarborView Mortgage Loan Trust 0.622%, 05/19/35 (a)	106,827	88,707
0.682%, 02/19/36 (a)	220,128	162,422
IndyMac INDA Mortgage Loan Trust 2.889%, 11/25/35 (a)	886,159	801,601
JPMorgan Mortgage Trust 2.048%, 07/27/37 (144A) (a)	1,070,237	992,861
2.683%, 07/25/35 (a)	295,942	295,704
2.710%, 02/25/35 (a)	498,210	496,945
2.712%, 06/25/35 (a)	925,250	914,697
2.737%, 09/25/35 (a)	158,334	141,683
2.749%, 08/25/35 (a)	541,669	512,197
2.766%, 07/25/35 (a)	303,418	303,065
2.778%, 08/25/35 (a)	430,145	424,179
Lehman XS Trust 0.692%, 12/25/35 (a)	211,842	181,907
Marche Mutui S.r.l. 0.339%, 10/27/65 (EUR) (a)	323,367	351,116
0.342%, 02/25/55 (EUR) (a)	916,466	981,878
2.189%, 01/27/64 (EUR) (a)	1,880,153	2,071,886

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Master Adjustable Rate Mortgages Trust 2.258%, 12/25/33 (a)	184,496	$179,998
2.772%, 11/21/34 (a)	291,970	298,291
Mellon Residential Funding Corp. Mortgage Pass-Through Trust 0.771%, 12/15/30 (a)	43,324	41,318
1.031%, 11/15/31 (a)	309,945	290,025
Merrill Lynch Mortgage Investors Trust 0.672%, 11/25/35 (a)	144,323	134,965
1.244%, 10/25/35 (a)	235,059	222,634
1.904%, 10/25/35 (a)	969,882	940,396
2.286%, 12/25/35 (a)	240,652	220,207
National Credit Union Administration Guaranteed Notes 0.726%, 10/07/20 (a)	2,680,440	2,693,069
0.829%, 12/08/20 (a)	4,480,965	4,509,797
RBSSP Resecuritization Trust 2.109%, 07/26/45 (144A) (a)	6,636,138	6,606,282
Residential Accredit Loans, Inc. 0.722%, 08/25/35 (a)	164,502	127,055
1.617%, 09/25/45 (a)	175,572	143,396
Sequoia Mortgage Trust 0.602%, 07/20/36 (a)	1,465,859	1,327,010
1.102%, 10/19/26 (a)	85,603	83,543
Structured Adjustable Rate Mortgage Loan Trust 1.657%, 01/25/35 (a)	148,469	118,949
2.586%, 02/25/34 (a)	193,460	192,271
2.761%, 12/25/34 (a)	394,254	385,084
Structured Asset Mortgage Investments II Trust 0.612%, 06/25/36 (a)	108,969	90,337
0.632%, 05/25/46 (a)	50,373	39,347
0.652%, 07/19/35 (a)	256,687	221,952
1.062%, 10/19/34 (a)	116,068	110,987
Swan Trust 3.370%, 04/25/41 (AUD) (a)	203,636	149,957
TBW Mortgage-Backed Trust 6.015%, 07/25/37	315,682	235,426
Thornburg Mortgage Securities Trust 6.071%, 09/25/37 (a)	886,405	916,941
WaMu Mortgage Pass-Through Certificates Trust 0.682%, 11/25/45 (a)	191,054	178,768
0.712%, 10/25/45 (a)	1,122,535	1,033,936
1.027%, 05/25/47 (a)	493,202	410,702
1.053%, 12/25/46 (a)	112,780	102,199
1.257%, 02/25/46 (a)	202,548	185,353
1.257%, 08/25/46 (a)	8,035,284	6,661,511
1.457%, 11/25/42 (a)	24,273	22,682
2.149%, 07/25/46 (a)	737,632	660,401
2.151%, 11/25/46 (a)	249,277	223,025
2.580%, 08/25/35 (a)	114,492	108,278
2.598%, 12/25/35 (a)	230,717	211,479
Wells Fargo Mortgage-Backed Securities Trust 2.735%, 10/25/35 (a)	17,473	17,545
2.744%, 09/25/34 (a)	362,982	370,918
2.744%, 04/25/36 (a)	851,662	830,676
2.754%, 11/25/34 (a)	208,208	208,274

Collateralized Mortgage Obligations—(Continued)
Wells Fargo Mortgage-Backed Securities Trust 2.801%, 03/25/36 (a)	152,709	148,127
5.788%, 04/25/36 (a)	334,922	323,304

		62,408,681

Commercial Mortgage-Backed Securities—1.0%
Banc of America Commercial Mortgage Trust 5.558%, 06/10/49 (a)	936,500	962,530
5.742%, 02/10/51 (a)	755,808	786,362
Banc of America Re-REMIC Trust 5.588%, 06/24/50 (144A) (a)	1,412,685	1,449,881
5.651%, 02/17/51 (144A) (a)	868,262	884,672
Credit Suisse Commercial Mortgage Trust 5.383%, 02/15/40 (144A)	1,103,293	1,117,324
5.467%, 09/18/39 (144A) (a)	1,410,301	1,419,788
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	25,000	26,836
JPMorgan Chase Commercial Mortgage Securities Trust 5.794%, 02/12/51 (a)	1,325,466	1,377,813
ML-CFC Commercial Mortgage Trust 5.700%, 09/12/49	5,249,386	5,460,498
Morgan Stanley Capital I Trust 5.809%, 12/12/49	3,570,016	3,729,233
RBSCF Trust 6.044%, 12/16/49 (144A) (a)	1,816,538	1,861,034
Vornado DP LLC Trust 4.004%, 09/13/28 (144A)	7,000,000	7,382,800

		26,458,771

Total Mortgage-Backed Securities (Cost $84,124,059)		88,867,452

Purchased Options—0.1%

Interest Rate Swaptions—0.1%
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 0.950%, Expires 01/05/16 (Counterparty - Goldman Sachs Bank USA)	185,700,000	19
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.000%, Expires 06/23/16 (Counterparty - Morgan Stanley Capital Services LLC) (h)	214,900,000	476,627
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.000%, Expires 06/24/16 (Counterparty - Morgan Stanley Capital Services LLC) (h)	213,200,000	476,246
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.500%, Expires 04/06/16 (Counterparty - Morgan Stanley Capital Services LLC) (h)	168,000,000	3,074
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.500%, Expires 04/11/16 (Counterparty - Citibank N.A.) (h)	445,000,000	10,680

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Purchased Options—(Continued)

Security Description	Shares/ Principal/ Notional Amount*	Value

Interest Rate Swaptions—(Continued)
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.500%, Expires 04/29/16 (Counterparty - Goldman Sachs Bank USA) (h)	173,800,000	$11,697
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.500%, Expires 04/29/16 (Counterparty - Morgan Stanley Capital Services LLC) (h)	746,200,000	50,219
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.683%, Expires 12/11/17 (Counterparty - Morgan Stanley Capital Services LLC) (h)	19,000,000	1,927,341
Put - OTC - 5-Year Interest Rate Swap, Exercise Rate 3.400%, Expires 12/05/16 (Counterparty - Credit Suisse International) (h)	54,900,000	221,269

Total Purchased Options (Cost $5,416,877)		3,177,172

Convertible Preferred Stock—0.1%

Banks—0.1%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,044,900

Municipals—0.0%
Tobacco Settlement Financing Authority 7.467%, 06/01/47 (Cost $703,263)	735,000	635,150

Floating Rate Loan (j)—0.0%

Pharmaceuticals—0.0%
Valeant Pharmaceuticals International, Inc. Term Loan B F1, 4.000%, 04/01/22 (Cost $93,415)	99,749	96,362

Short-Term Investments—0.9%

Commercial Paper—0.5%
Banco Bilbao Vizcaya Argentaria S.A. 1.212%, 05/16/16 (k)	14,000,000	14,000,000

Discount Note—0.1%
Federal Home Loan Bank 0.120%, 01/14/16 (k)	3,600,000	3,599,844

U.S. Treasury—0.1%
U.S. Treasury Bills 0.146%, 01/07/16 (d) (k)	3,424,000	3,423,904

Security Description	Principal Amount*	Value

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $4,433,589 on 01/04/16, collateralized by $4,565,000 U.S. Treasury Note at 1.375% due 02/29/20 with a value of $4,525,056.	4,433,574	4,433,574

Total Short-Term Investments (Cost $25,457,322)		25,457,322

Total Investments—135.1% (Cost $3,934,552,475) (l)		3,695,646,673
Other assets and liabilities (net)—(35.1)%		(959,871,977)

Net Assets—100.0%		$2,735,774,696

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2015, the market value of securities pledged was $23,353,544.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2015, the value of securities pledged amounted to $144,489,338.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $3,481,218.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2015, the market value of securities pledged was $24,496,139.
(h)	Illiquid security. As of December 31, 2015, these securities represent 0.6% of net assets.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

(k)	The rate shown represents current yield to maturity.
(l)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $4,053,270,109. The aggregate unrealized appreciation and depreciation of investments were $43,861,534 and $(401,484,970), respectively, resulting in net unrealized depreciation of $(357,623,436) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $113,423,031, which is 4.1% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IRS)—	Interest Rate Swap
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(REMIC)—	Real Estate Mortgage Investment Conduit

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
JPMorgan Securities LLC	0.400%	12/10/15	04/25/16	USD	145,375,000	$145,375,000

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	385,000	Deutsche Bank AG	02/11/16	$277,773	$2,266
BRL	25,353,862	BNP Paribas S.A.	01/05/16	6,492,999	(84,440)
BRL	27,610,520	Citibank N.A.	01/05/16	7,070,918	(91,955)
BRL	27,610,520	Citibank N.A.	01/05/16	7,070,918	(91,955)
BRL	28,561,960	Credit Suisse International	01/05/16	7,158,386	61,067
BRL	51,342,293	Deutsche Bank AG	01/05/16	13,593,406	(615,891)
BRL	745,505	Goldman Sachs Bank USA	01/05/16	190,920	(2,483)
BRL	3,208,098	JPMorgan Chase Bank N.A.	01/05/16	821,578	(10,684)
BRL	22,986,269	Deutsche Bank AG	02/02/16	5,808,867	(55,882)
EUR	12,795,000	Citibank N.A.	01/05/16	13,926,832	(21,868)
EUR	1,496,000	JPMorgan Chase Bank N.A.	01/05/16	1,635,988	(10,211)
EUR	10,928,000	JPMorgan Chase Bank N.A.	01/05/16	11,986,418	(110,416)
EUR	8,317,000	UBS AG Stamford	01/05/16	9,128,440	(89,942)
EUR	105,671,195	UBS AG Stamford	01/05/16	115,424,647	(586,496)
GBP	17,496,000	Citibank N.A.	01/05/16	25,964,872	(172,269)
GBP	7,165,000	JPMorgan Chase Bank N.A.	01/05/16	10,778,416	(215,773)
GBP	1,751,000	UBS AG Stamford	01/05/16	2,645,456	(64,132)
GBP	7,299,000	UBS AG Stamford	01/05/16	11,002,717	(242,531)
INR	1,514,316,414	UBS AG Stamford	01/21/16	22,787,781	42,687
INR	728,735,913	Citibank N.A.	02/26/16	10,778,921	144,786
JPY	3,108,400,000	JPMorgan Chase Bank N.A.	01/05/16	25,687,940	173,369
JPY	2,389,200,000	JPMorgan Chase Bank N.A.	02/12/16	19,415,798	477,529
MXN	3,179,000	JPMorgan Chase Bank N.A.	03/14/16	186,152	(2,599)
MYR	506,797	Goldman Sachs Bank USA	01/19/16	115,641	2,273
NZD	13,264,000	BNP Paribas S.A.	01/05/16	9,110,657	(38,743)
PLN	16,494,754	Goldman Sachs Bank USA	05/12/16	4,075,993	119,537

Contracts to Deliver
AUD	4,312,000	JPMorgan Chase Bank N.A.	02/11/16	3,028,794	(107,637)
BRL	25,353,862	BNP Paribas S.A.	01/05/16	6,419,000	10,441
BRL	23,031,284	Citibank N.A.	01/05/16	6,895,181	1,073,688
BRL	4,579,236	Citibank N.A.	01/05/16	1,373,867	216,398
BRL	28,561,960	Credit Suisse International	01/05/16	7,314,577	95,124

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	28,356,025	Deutsche Bank AG	01/05/16	$7,261,838	$94,438
BRL	22,986,269	Deutsche Bank AG	01/05/16	5,866,089	55,973
BRL	745,505	Goldman Sachs Bank USA	01/05/16	196,755	8,318
BRL	3,208,098	JPMorgan Chase Bank N.A.	01/05/16	813,000	2,106
BRL	28,561,960	Credit Suisse International	02/02/16	7,085,753	(62,712)
BRL	60,412,080	JPMorgan Chase Bank N.A.	04/04/16	18,120,000	3,306,551
BRL	14,900,000	BNP Paribas S.A.	10/04/16	3,590,188	150,811
BRL	35,160,000	Citibank N.A.	10/04/16	8,502,612	386,604
BRL	12,700,000	Citibank N.A.	10/04/16	3,076,998	145,448
BRL	22,000,000	JPMorgan Chase Bank N.A.	10/04/16	5,558,363	480,087
BRL	14,900,000	JPMorgan Chase Bank N.A.	10/04/16	3,599,034	159,656
BRL	32,800,000	BNP Paribas S.A.	01/04/17	7,553,079	168,951
BRL	32,800,000	Deutsche Bank AG	01/04/17	7,536,261	152,133
BRL	7,400,000	Deutsche Bank AG	01/04/17	1,754,484	88,553
BRL	87,900,000	Goldman Sachs Bank USA	01/04/17	20,564,290	775,727
BRL	84,500,000	JPMorgan Chase Bank N.A.	01/04/17	19,877,676	854,541
CNY	44,962,400	JPMorgan Chase Bank N.A.	01/29/16	6,944,000	30,211
CNY	57,493,860	JPMorgan Chase Bank N.A.	10/24/16	8,795,817	71,967
COP	5,070,964,788	Credit Suisse International	02/12/16	1,727,021	135,855
EUR	58,445,846	Citibank N.A.	01/05/16	61,942,153	(1,573,859)
EUR	78,981,349	UBS AG Stamford	01/05/16	83,934,664	(1,898,301)
EUR	1,005,000	UBS AG Stamford	01/05/16	1,064,035	(28,149)
EUR	775,000	UBS AG Stamford	01/05/16	841,908	(323)
EUR	105,671,195	UBS AG Stamford	02/02/16	115,506,014	588,481
EUR	1,185,000	Citibank N.A.	02/11/16	1,302,242	13,268
GBP	4,079,000	BNP Paribas S.A.	01/05/16	6,234,894	221,632
GBP	19,307,000	Deutsche Bank AG	01/05/16	29,105,399	643,019
GBP	10,325,000	Deutsche Bank AG	01/05/16	15,416,722	195,607
GBP	17,496,000	Citibank N.A.	02/02/16	25,965,656	170,997
HUF	13,065,623	Goldman Sachs Bank USA	05/12/16	44,506	(437)
JPY	3,108,400,000	Goldman Sachs Bank USA	01/05/16	25,447,401	(413,908)
JPY	3,108,400,000	JPMorgan Chase Bank N.A.	02/02/16	25,702,479	(174,044)
JPY	34,182,426	JPMorgan Chase Bank N.A.	02/12/16	278,000	(6,615)
KRW	133,457,500	Deutsche Bank AG	01/21/16	115,000	1,232
KRW	14,927,085,300	JPMorgan Chase Bank N.A.	01/21/16	12,690,941	(33,876)
KRW	7,925,395,950	JPMorgan Chase Bank N.A.	01/21/16	6,829,000	72,878
MXN	350,040,863	Goldman Sachs Bank USA	03/14/16	20,413,403	202,421
NZD	13,264,000	JPMorgan Chase Bank N.A.	01/05/16	8,637,779	(434,135)
NZD	13,264,000	BNP Paribas S.A.	02/02/16	9,095,231	38,600
PLN	16,857,409	BNP Paribas S.A.	05/12/16	4,166,850	(120,924)
SGD	20,073,619	Deutsche Bank AG	02/26/16	14,161,283	28,024
TWD	453,498,530	JPMorgan Chase Bank N.A.	02/26/16	13,908,865	96,098

Net Unrealized Appreciation					$4,396,162

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro-BTP Futures	03/08/16	35	EUR	4,878,503	(55,754)
Put Options on 90 Day Sterling Futures, Strike GBP 98.875	03/11/16	830	GBP	81,073	$71,668
Put Options on 90 Day Sterling Futures, Strike GBP 98.500	12/21/16	2,817	GBP	218,574	(114,581)
U.S. Treasury Note 10 Year Futures	03/21/16	132	USD	16,665,452	(45,827)
U.S. Treasury Note 5 Year Futures	03/31/16	2,370	USD	281,063,348	(644,206)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Call Options on 90 Day Sterling Futures, Strike GBP 99.250	03/11/16	(830)	GBP	(46,065)	$60,262
Euro-Bund Futures	03/08/16	(544)	EUR	(87,205,983)	1,410,061
Put Options on 90 Day Sterling Futures, Strike GBP 98.000	12/21/16	(2,817)	GBP	(42,070)	23,086
Put Options on 90 Day Sterling Futures, Strike GBP 98.625	03/11/16	(830)	GBP	(22,765)	(23,795)
U.S. Treasury Long Bond Futures	03/21/16	(535)	USD	(82,372,741)	116,491

Net Unrealized Appreciation					$797,405

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/BRL Put	BRL	4.000	Credit Suisse International	03/17/16	(6,400,000)	$(271,360)	$(313,376)	$(42,016)
USD Put/BRL Call	BRL	3.700	Deutsche Bank AG	01/14/16	(14,600,000)	(243,528)	(15,432)	228,096

Totals						$(514,888)	$(328,808)	$186,080

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPI-U Index	3.000	Deutsche Bank AG	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	06/01/16	$(7,900,000)	$(6,620)	$(1)	$6,619
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	04/22/24	(35,000,000)	(254,625)	(52,836)	201,789
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	05/16/24	(2,800,000)	(19,460)	(4,318)	15,142
Cap - HICP Index	3.000	Goldman Sachs Bank USA	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	06/22/35	(9,900,000)	(450,390)	(346,160)	104,230
Floor - OTC CPURNSA Index	0.001	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	01/22/18	(4,500,000)	(43,651)	(22,689)	20,962
Floor - OTC CPURNSA Index	0.001	BNP Paribas S.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/01/18	(3,500,000)	(30,100)	(19,001)	11,099
Floor - OTC CPURNSA Index	0.000	JPMorgan Chase Bank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/24/20	(33,500,000)	(378,549)	(443,700)	(65,151)
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	04/07/20	(49,000,000)	(436,720)	(27,161)	409,559
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	09/29/20	(4,700,000)	(60,630)	(3,003)	57,627
Floor - OTC CPURNSA Index	0.000	JPMorgan Chase Bank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	10/02/20	(14,900,000)	(275,010)	(230,077)	44,933

Totals						$(1,955,755)	$(1,148,946)	$806,809

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - 5 Yr. IRS	2.400%	Goldman Sachs Bank USA	3M LIBOR	Receive	03/14/16	USD	(121,000,000)	$(453,750)	$(209,028)	$244,722
Call - 5 Yr. IRS	2.400%	Credit Suisse International	3M LIBOR	Receive	12/05/16	USD	(54,900,000)	(436,455)	(364,135)	72,320
Call - 5 Yr. IRS	2.500%	Goldman Sachs Bank USA	3M LIBOR	Receive	01/19/16	USD	(45,300,000)	(181,200)	(24,281)	156,919
Call - 5 Yr. IRS	2.500%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	01/25/16	USD	(39,100,000)	(156,400)	(28,428)	127,972
Call - 5 Yr. IRS	2.500%	Goldman Sachs Bank USA	3M LIBOR	Receive	02/18/16	USD	(143,000,000)	(457,600)	(260,689)	196,911
Put - 5 Yr. IRS	2.500%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	12/11/17	USD	(79,800,000)	(2,660,000)	(1,366,623)	1,293,377
Put - 5 Yr. IRS	3.000%	Goldman Sachs Bank USA	3M LIBOR	Pay	01/19/16	USD	(45,300,000)	(165,345)	(9,690)	155,655

Totals								$(4,510,750)	$(2,262,874)	$2,247,876

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Written Options—(Continued)

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - 5 Yr. CDS	1.100%	JPMorgan Chase Bank N.A.	CDX.N.A.IG.25	Pay	01/20/16	USD	(5,400,000)	$(10,260)	$(1,072)	$9,188
Put - 5 Yr. CDS	1.200%	JPMorgan Chase Bank N.A.	CDX.N.A.IG.25	Pay	02/17/16	USD	(5,400,000)	(11,340)	(2,991)	8,349
Put - 5 Yr. CDS	1.100%	JPMorgan Chase Bank N.A.	CDX. N.A.IG 25	Pay	02/17/16	USD	(5,400,000)	(14,850)	(4,981)	9,869

Totals								$(36,450)	$(9,044)	$27,406

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1 Day CDI	13.450%	01/04/21	Credit Suisse International	BRL	1,400,000	$(26,398)	$102	$(26,500)
Pay	1 Day CDI	14.500%	01/04/21	BNP Paribas S.A.	BRL	28,200,000	(326,268)	(477)	(325,791)
Pay	1 Day CDI	14.560%	01/04/21	BNP Paribas S.A.	BRL	7,100,000	(79,321)	(486)	(78,835)
Pay	1M UKRPI	3.140%	01/14/30	Goldman Sachs Bank USA	GBP	21,660,000	207,390	—	207,390
Pay	1M UKRPI	3.195%	04/15/30	Goldman Sachs Bank USA	GBP	7,300,000	66,420	—	66,420
Pay	1M UKRPI	3.300%	12/15/30	BNP Paribas S.A.	GBP	4,500,000	21,261	19,820	1,441
Pay	1M UKRPI	3.320%	05/15/30	Morgan Stanley Capital Services LLC	GBP	8,700,000	317,411	—	317,411
Pay	1M UKRPI	3.325%	08/15/30	Citibank N.A.	GBP	13,900,000	352,419	(45,903)	398,322
Pay	1M UKRPI	3.325%	08/15/30	Goldman Sachs Bank USA	GBP	12,500,000	316,924	(28,394)	345,318
Pay	1M UKRPI	3.325%	08/15/30	Deutsche Bank AG	GBP	7,000,000	177,477	—	177,477
Pay	1M UKRPI	3.328%	01/12/45	Credit Suisse International	GBP	800,000	(29,567)	8,649	(38,216)
Pay	1M UKRPI	3.350%	05/15/30	Deutsche Bank AG	GBP	5,300,000	235,701	—	235,701
Pay	1M UKRPI	3.353%	05/15/30	Credit Suisse International	GBP	1,100,000	49,653	—	49,653
Pay	1M UKRPI	3.358%	04/15/35	Goldman Sachs Bank USA	GBP	2,900,000	31,035	—	31,035
Pay	1M UKRPI	3.400%	06/15/30	BNP Paribas S.A.	GBP	4,500,000	231,213	21,150	210,063
Pay	1M UKRPI	3.400%	06/15/30	Goldman Sachs Bank USA	GBP	4,200,000	215,799	13,135	202,664
Pay	1M UKRPI	3.430%	06/15/30	Citibank N.A.	GBP	7,300,000	433,930	5,042	428,888
Pay	1M UKRPI	3.430%	06/15/30	Credit Suisse International	GBP	4,500,000	267,491	(3,073)	270,564
Pay	1M UKRPI	3.500%	10/15/44	Credit Suisse International	GBP	4,000,000	372,837	(47,628)	420,465
Pay	1M UKRPI	3.550%	11/15/44	Credit Suisse International	GBP	600,000	72,650	(947)	73,597
Pay	3M CPURNSA	2.063%	05/12/25	UBS AG Stamford	USD	400,000	8,317	—	8,317
Pay	EXT-CPI	1.675%	06/15/25	Citibank N.A.	EUR	8,600,000	449,569	—	449,569
Receive	1 Day CDI	16.150%	01/04/21	Goldman Sachs Bank USA	BRL	25,500,000	43,515	(13,621)	57,136
Receive	1 Day CDI	16.150%	01/04/21	BNP Paribas S.A.	BRL	11,100,000	18,942	(5,007)	23,949
Receive	3M CPURNSA	1.725%	03/04/19	Deutsche Bank AG	USD	8,125,000	(111,468)	—	(111,468)
Receive	3M CPURNSA	1.730%	04/15/16	Goldman Sachs Bank USA	USD	86,400,000	(2,121,241)	(183,364)	(1,937,877)
Receive	3M CPURNSA	1.800%	01/17/16	Deutsche Bank AG	USD	10,100,000	(184,127)	(3,260)	(180,867)
Receive	3M CPURNSA	1.825%	11/29/16	Deutsche Bank AG	USD	22,200,000	(615,718)	(9,106)	(606,612)
Receive	3M CPURNSA	1.845%	11/29/16	Deutsche Bank AG	USD	16,400,000	(465,004)	—	(465,004)
Receive	3M CPURNSA	1.860%	11/05/16	Deutsche Bank AG	USD	32,300,000	(924,902)	—	(924,902)
Receive	3M CPURNSA	1.908%	04/15/17	Barclays Bank plc	USD	12,300,000	(442,457)	—	(442,457)
Receive	3M CPURNSA	1.930%	02/10/17	Deutsche Bank AG	USD	9,300,000	(266,870)	—	(266,870)
Receive	3M CPURNSA	1.940%	10/07/16	Deutsche Bank AG	USD	29,500,000	(903,456)	—	(903,456)
Receive	3M CPURNSA	1.942%	04/15/17	Goldman Sachs Bank USA	USD	101,400,000	(3,794,611)	—	(3,794,611)
Receive	3M CPURNSA	2.018%	08/19/17	Barclays Bank plc	USD	39,600,000	(1,496,473)	(11,377)	(1,485,096)
Receive	3M CPURNSA	2.173%	11/01/18	Deutsche Bank AG	USD	21,800,000	(1,088,322)	—	(1,088,322)
Receive	3M CPURNSA	2.175%	10/01/18	Goldman Sachs Bank USA	USD	43,400,000	(2,167,412)	42,961	(2,210,373)
Receive	3M CPURNSA	2.250%	07/15/17	BNP Paribas S.A.	USD	10,400,000	(613,425)	11,440	(624,865)
Receive	3M CPURNSA	2.315%	11/16/17	Deutsche Bank AG	USD	12,700,000	(783,330)	—	(783,330)
Receive	3M CPURNSA	2.415%	02/12/17	Goldman Sachs Bank USA	USD	39,500,000	(2,214,110)	21,811	(2,235,921)
Receive	3M CPURNSA	2.560%	05/08/23	Deutsche Bank AG	USD	12,300,000	(1,359,810)	—	(1,359,810)
Receive	EXT-CPI	0.525%	10/15/17	UBS AG Stamford	EUR	15,300,000	(23,835)	7,098	(30,933)
Receive	EXT-CPI	0.550%	10/15/17	BNP Paribas S.A.	EUR	3,600,000	(7,587)	—	(7,587)
Receive	EXT-CPI	0.570%	10/15/17	Deutsche Bank AG	EUR	1,800,000	(4,585)	—	(4,585)
Receive	EXT-CPI	0.580%	10/15/17	Deutsche Bank AG	EUR	5,200,000	(14,390)	(606)	(13,784)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

OTC Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	EXT-CPI	0.580%	10/15/17	JPMorgan Chase Bank N.A.	EUR	7,300,000	$(20,201)	$—	$(20,201)
Receive	EXT-CPI	0.605%	09/15/18	Deutsche Bank AG	EUR	3,600,000	(2,721)	—	(2,721)
Receive	EXT-CPI	0.610%	09/15/18	UBS AG Stamford	EUR	4,400,000	(4,058)	—	(4,058)
Receive	EXT-CPI	0.615%	09/15/18	Credit Suisse International	EUR	4,190,000	(4,560)	—	(4,560)
Receive	EXT-CPI	0.623%	09/15/18	Morgan Stanley Capital Services LLC	EUR	10,000	(13)	1	(14)
Receive	EXT-CPI	0.640%	09/15/18	Citibank N.A.	EUR	2,000,000	(3,840)	—	(3,840)
Receive	EXT-CPI	0.650%	09/15/18	Goldman Sachs Bank USA	EUR	2,400,000	(5,406)	—	(5,406)
Receive	EXT-CPI	0.650%	10/15/18	Citibank N.A.	EUR	3,500,000	(4,673)	—	(4,673)
Receive	EXT-CPI	0.650%	10/15/18	Goldman Sachs Bank USA	EUR	4,800,000	(6,409)	520	(6,929)
Receive	EXT-CPI	0.650%	10/15/18	Deutsche Bank AG	EUR	8,700,000	(11,616)	4,863	(16,479)
Receive	EXT-CPI	0.655%	08/15/18	Citibank N.A.	EUR	3,300,000	(8,360)	(4,298)	(4,062)
Receive	EXT-CPI	0.680%	10/15/18	Societe Generale Paris	EUR	2,700,000	(6,296)	1,237	(7,533)

Totals							$(16,252,886)	$(199,718)	$(16,053,168)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	5.780%	10/06/22	MXN	20,500,000	$(1,763)
Pay	28-Day TIIE	5.910%	11/25/22	MXN	312,900,000	(92,490)
Pay	28-Day TIIE	6.710%	09/20/29	MXN	208,500,000	(473,880)
Pay	28-Day TIIE	7.020%	06/28/35	MXN	100,000	(83)
Pay	28-Day TIIE	7.030%	06/28/35	MXN	9,200,000	(6,471)
Pay	3M LIBOR	2.605%	12/09/45	USD	3,200,000	(40,172)
Pay	3M LIBOR	2.750%	12/14/46	USD	6,600,000	599
Receive	3M LIBOR	1.500%	12/16/17	USD	259,100,000	(387,365)
Receive	3M LIBOR	2.000%	12/16/20	USD	59,100,000	690,704
Receive	3M LIBOR	2.225%	09/16/25	USD	9,200,000	(24,019)
Receive	3M LIBOR	2.233%	09/16/25	USD	15,900,000	(52,192)
Receive	3M LIBOR	2.250%	06/15/26	USD	30,000,000	224,613
Receive	3M LIBOR	2.250%	06/15/26	USD	10,900,000	36,596
Receive	3M LIBOR	2.350%	10/02/25	USD	36,500,000	(491,928)
Receive	3M LIBOR	2.500%	12/16/25	USD	126,500,000	(5,425,488)
Receive	3M LIBOR	2.570%	02/10/46	USD	2,300,000	52,430
Receive	3M LIBOR	2.750%	12/16/45	USD	40,050,000	248,607
Receive	3M LIBOR	2.800%	10/28/25	USD	205,000,000	143,379
Receive	6M LIBOR	1.000%	09/18/23	JPY	230,000,000	(71,228)
Receive	6M LIBOR	1.500%	03/16/18	GBP	52,400,000	103,660
Receive	6M LIBOR	2.000%	03/16/26	GBP	26,260,000	(307,623)
Receive	6M LIBOR	2.000%	09/16/45	GBP	56,075,000	(138,757)
Receive	6M LIBOR	2.250%	03/16/46	GBP	3,200,000	(77,138)

Net Unrealized Depreciation						$(6,090,009)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.HY.24	5.000%	06/20/20	4.036%	USD	4,455,000	$(39,573)
CDX.NA.HY.25	5.000%	12/20/20	4.726%	USD	19,100,000	(26,623)

Net Unrealized Depreciation						$(66,196)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Chesapeake Energy Corp. 6.630%, due 08/15/20	5.000%	09/20/18	Goldman Sachs International	45.546%	USD	200,000	$(119,732)	$(19,750)	$(99,982)
Chesapeake Energy Corp. 6.630%, due 08/15/20	5.000%	09/20/18	Morgan Stanley Capital Services LLC	45.546%	USD	100,000	(59,866)	(7,639)	(52,227)
Chesapeake Energy Corp. 6.630%, due 08/15/20	5.000%	09/20/20	Citibank N.A.	44.490%	USD	100,000	(70,508)	(10,250)	(60,258)
Chesapeake Energy Corp. 6.630%, due 08/15/20	5.000%	09/20/20	Goldman Sachs International	44.490%	USD	1,100,000	(775,583)	(139,861)	(635,722)
Freeport-McMoRan, Inc. 3.550%, due 03/01/22	1.000%	09/20/20	Citibank N.A.	12.721%	USD	6,900,000	(2,490,215)	(1,154,626)	(1,335,589)
Freeport-McMoRan, Inc. 3.550%, due 03/01/22	1.000%	09/20/20	JPMorgan Chase Bank N.A.	12.721%	USD	1,500,000	(538,690)	(246,197)	(292,493)
Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/16	Goldman Sachs International	2.332%	USD	2,500,000	(7,367)	(177,742)	170,375
Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/16	Goldman Sachs International	2.332%	USD	3,900,000	(11,492)	(301,288)	289,796
Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/16	JPMorgan Chase Bank N.A.	2.332%	USD	2,400,000	(7,072)	(180,170)	173,098
Indonesia Government International Bond 6.880%, due 03/09/17	1.000%	12/20/19	Goldman Sachs International	1.866%	USD	6,300,000	(209,878)	(144,809)	(65,069)
Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/16	Goldman Sachs International	2.804%	USD	800,000	(3,189)	(44,515)	41,326

Totals							$(4,293,592)	$(2,426,847)	$(1,866,745)

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SGD)—	Singapore Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

(CDI)—	Brazil Interbank Deposit Rate
(CDS)—	Credit Default Swap
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CPI-U)—	USA-Non-Revised Consumer Price Index-Urban
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(EXT-CPI)—	Excluding Tobacco-Non-revised Consumer Price Index
(HICP)—	Harmonized Index of Consumer Prices
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,944,654,794	$—	$2,944,654,794
Total Corporate Bonds & Notes*	—	287,985,538	—	287,985,538
Total Foreign Government*	—	250,989,758	—	250,989,758
Total Asset-Backed Securities*	—	92,738,225	—	92,738,225
Total Mortgage-Backed Securities*	—	88,867,452	—	88,867,452
Total Purchased Options*	—	3,177,172	—	3,177,172
Total Convertible Preferred Stock*	1,044,900	—	—	1,044,900
Total Municipals	—	635,150	—	635,150
Total Floating Rate Loan*	—	96,362	—	96,362
Short-Term Investments
Commercial Paper	—	14,000,000	—	14,000,000
Discount Note	—	3,599,844	—	3,599,844
U.S. Treasury	—	3,423,904	—	3,423,904
Repurchase Agreement	—	4,433,574	—	4,433,574
Total Short-Term Investments	—	25,457,322	—	25,457,322
Total Investments	$1,044,900	$3,694,601,773	$—	$3,695,646,673

Secured Borrowings (Liability)	$—	$(2,612,096,787)	$—	$(2,612,096,787)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$11,759,352	$—	$11,759,352
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,363,190)	—	(7,363,190)
Total Forward Contracts	$—	$4,396,162	$—	$4,396,162
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,681,568	$—	$—	$1,681,568
Futures Contracts (Unrealized Depreciation)	(884,163)	—	—	(884,163)
Total Futures Contracts	$797,405	$—	$—	$797,405
Written Options
Credit Default Swaptions at Value	$—	$(9,044)	$—	$(9,044)
Foreign Currency Written Options at Value	—	(328,808)	—	(328,808)
Inflation Capped Options at Value	—	(1,148,946)	—	(1,148,946)
Interest Rate Swaptions at Value	—	(2,262,874)	—	(2,262,874)
Total Written Options	$—	$(3,749,672)	$—	$(3,749,672)

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,500,588	$—	$1,500,588
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(7,656,793)	—	(7,656,793)
Total Centrally Cleared Swap Contracts	$—	$(6,156,205)	$—	$(6,156,205)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,889,954	$—	$3,889,954
OTC Swap Contracts at Value (Liabilities)	—	(24,436,432)	—	(24,436,432)
Total OTC Swap Contracts	$—	$(20,546,478)	$—	$(20,546,478)
Total Reverse Repurchase Agreements (Liability)	$—	$(145,375,000)	$—	$(145,375,000)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Net Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Corporate Bonds & Notes
Banks	$873,789	$—	$(873,789)	$—	$—

Corporate Bonds & Notes in the amount of $873,789 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$3,695,646,673
Cash denominated in foreign currencies (b)	6,878,456
Cash collateral (c)	467,000
OTC swap contracts at market value (d)	3,889,954
Unrealized appreciation on forward foreign currency exchange contracts	11,759,352
Receivable for:
Investments sold	1,802,960,507
Open OTC swap contracts cash collateral	970,000
Fund shares sold	306,227
Interest	15,860,332
Variation margin on futures contracts	924,388
Deferred dollar roll income	470,174
Interest on OTC swap contracts	331
Variation margin on centrally cleared swap contracts	610,168
Prepaid expenses	7,935
Other assets	359,916

Total Assets	5,541,111,413
Liabilities
Due to custodian	960,090
Written options at value (e)	3,749,672
Secured borrowings	2,612,566,961
Reverse repurchase agreements	145,375,000
Cash collateral (f)	7,299,000
OTC swap contracts at market value (g)	24,436,432
Unrealized depreciation on forward foreign currency exchange contracts	7,363,190
Payables for:
Investments purchased	430,356
Fund shares redeemed	1,183,135
Interest on reverse repurchase agreements	35,536
Accrued Expenses:
Management fees	1,084,576
Distribution and service fees	272,447
Deferred trustees’ fees	81,937
Other expenses	498,385

Total Liabilities	2,805,336,717

Net Assets	$2,735,774,696

Net Assets Consist of:
Paid in surplus	$3,246,872,699
Distributions in excess of net investment income	(2,815,513)
Accumulated net realized loss	(254,829,421)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(253,453,069)

Net Assets	$2,735,774,696

Net Assets
Class A	$1,445,481,571
Class B	1,257,527,943
Class E	32,765,182
Capital Shares Outstanding*
Class A	155,393,765
Class B	136,071,060
Class E	3,539,264
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.30
Class B	9.24
Class E	9.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,934,552,475.
(b)	Identified cost of cash denominated in foreign currencies was $7,094,346.
(c)	Includes collateral of $7,000 for futures contracts, and $460,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $85,426.
(e)	Premiums received on written options were $7,017,843.
(f)	Includes collateral of $7,259,000 for OTC swap contracts and $40,000 for secured-borrowing transactions.
(g)	Net premium received on OTC swap contracts was $2,541,139.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$67,500
Interest (a)	38,897,262

Total investment income	38,964,762
Expenses
Management fees	13,903,606
Administration fees	70,567
Custodian and accounting fees	658,232
Distribution and service fees—Class B	3,438,518
Distribution and service fees—Class E	56,135
Interest expense	3,140,099
Audit and tax services	130,483
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	154,483
Insurance	19,578
Miscellaneous	27,559

Total expenses	21,660,893
Less management fee waiver	(239,089)

Net expenses	21,421,804

Net Investment Income	17,542,958

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(115,964,942)
Futures contracts	(18,671,240)
Written options	6,003,374
Swap contracts	(44,512,591)
Foreign currency transactions	80,585,679

Net realized loss	(92,559,720)

Net change in unrealized appreciation (depreciation) on:
Investments	(12,286,318)
Futures contracts	1,327,766
Written options	2,506,034
Swap contracts	23,228,896
Foreign currency transactions	(20,583,376)

Net change in unrealized depreciation	(5,806,998)

Net realized and unrealized loss	(98,366,718)

Net Decrease in Net Assets From Operations	$(80,823,760)

(a)	Net of foreign withholding taxes of $12,541.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,542,958	$73,985,642
Net realized gain (loss)	(92,559,720)	59,661,716
Net change in unrealized depreciation	(5,806,998)	(30,562,839)

Increase (decrease) in net assets from operations	(80,823,760)	103,084,519

From Distributions to Shareholders
Net investment income
Class A	(79,491,598)	(32,181,909)
Class B	(67,778,150)	(23,767,735)
Class E	(1,857,152)	(749,414)

Total distributions	(149,126,900)	(56,699,058)

Decrease in net assets from capital share transactions	(92,673,155)	(361,979,912)

Total decrease in net assets	(322,623,815)	(315,594,451)

Net Assets
Beginning of period	3,058,398,511	3,373,992,962

End of period	$2,735,774,696	$3,058,398,511

Accumulated undistributed net investment income (loss)
End of period	$(2,815,513)	$120,828,622

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,649,796	$36,844,348	6,566,365	$66,924,709
Reinvestments	8,280,375	79,491,598	3,195,820	32,181,909
Redemptions	(13,364,624)	(130,314,401)	(27,002,968)	(273,994,258)

Net decrease	(1,434,453)	$(13,978,455)	(17,240,783)	$(174,887,640)

Class B
Sales	5,962,770	$58,678,637	6,462,259	$65,831,832
Reinvestments	7,097,189	67,778,150	2,372,030	23,767,735
Redemptions	(20,585,603)	(199,056,490)	(26,536,811)	(269,293,171)

Net decrease	(7,525,644)	$(72,599,703)	(17,702,522)	$(179,693,604)

Class E
Sales	409,929	$4,004,331	340,389	$3,481,380
Reinvestments	194,060	1,857,152	74,717	749,414
Redemptions	(1,221,839)	(11,956,480)	(1,143,507)	(11,629,462)

Net decrease	(617,850)	$(6,094,997)	(728,401)	$(7,398,668)

Decrease derived from capital shares transactions		$(92,673,155)		$(361,979,912)

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2015

Cash Flows From Operating Activities
Net decrease in net assets from operations	$(80,823,760)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(2,597,297,854)
Proceeds from investments sold	2,840,163,570
Sales of short-term investments, net	433,780,319
Net amortization/accretion of premium (discount)	9,657,907
Premium received on open written options, net	6,309,952
Decrease in interest receivable	6,882,758
Decrease in cash collateral, asset	1,741,000
Increase in OTC swap contracts at market value, asset	(307,387)
Decrease in unrealized appreciation on forward foreign currency exchange contracts	32,061,111
Increase in receivable for investments sold	(446,816,324)
Decrease in receivable for swap cash collateral	160,000
Decrease in receivable for principal paydowns	1,744
Increase in receivable for variation margin on swap contracts	(610,168)
Increase in receivable for variation margin on futures contracts	(793,795)
Decrease in receivable for deferred dollar roll income, asset	1,860,567
Decrease in interest receivable on OTC swap contracts	206,862
Decrease in other assets and prepaid expenses	471
Increase in OTC swap contracts at market value, liability	3,021,077
Decrease in cash collateral, liability	(15,332,000)
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(9,030,117)
Increase in payable for investments purchased	430,356
Decrease in written options at value	(490,000)
Decrease in payable variation margin payable on swap contracts	(536,917)
Decrease in accrued management fees	(141,975)
Decrease in accrued distribution and service fees	(40,986)
Increase in deferred trustee’s fees	14,513
Increase in interest payable on reverse repurchase agreements	35,536
Increase in other expenses	54,664
Net realized loss from investments and written options	109,961,568
Net change in unrealized (appreciation) depreciation on investments and written options	9,780,284

Net cash provided by operating activities	$303,902,976

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	99,876,341
Payment on shares redeemed, including increase in payable for shares redeemed	(340,608,011)
Increase in due to custodian bank	360,499
Proceeds from issuance of reverse repurchase agreements	152,743,000
Repayment of reverse repurchase agreements	(7,368,000)
Proceeds from secured borrowings	23,418,688,515
Repayment of secured borrowings	(23,624,577,744)

Net cash used in financing activities	$(300,885,400)

Net increase in cash and foreign currency (a)	$3,017,576

Cash and cash in foreign currency at beginning of year	$3,860,880

Cash and cash in foreign currency at end of year	$6,878,456

Supplemental disclosure of cash flow information:
Non cash financing activities included herein consist of reinvestment of dividends and distributions:	$149,126,900

Cash paid for interest and fees on borrowings:	$3,104,563

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(50,888).

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.07		$9.95	$11.83	$11.91	$11.43

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.24	0.09	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.33)		0.07	(1.07)	0.85	1.02

Total from investment operations	(0.26)		0.31	(0.98)	1.05	1.26

Less Distributions
Distributions from net investment income	(0.51)		(0.19)	(0.27)	(0.40)	(0.22)
Distributions from net realized capital gains	0.00		0.00	(0.63)	(0.73)	(0.56)

Total distributions	(0.51)		(0.19)	(0.90)	(1.13)	(0.78)

Net Asset Value, End of Period	$9.30		$10.07	$9.95	$11.83	$11.91

Total Return (%) (b)	(2.71	)(c)	3.08 (c)	(8.98)	9.33	11.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61		0.56	0.55	0.58	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51		0.51	0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (d)	0.61		0.56	0.55	0.58	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.50		0.51	0.50	0.50	0.50
Ratio of net investment income to average net assets (%)	0.71		2.39	0.83	1.70	2.07
Portfolio turnover rate (%)	64		43	44 (e)	53	458
Net assets, end of period (in millions)	$1,445.5		$1,579.7	$1,731.8	$1,685.0	$1,576.3

	Class B
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.01		$9.88	$11.76	$11.84	$11.38

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.22	0.06	0.17	0.21
Net realized and unrealized gain (loss) on investments	(0.32)		0.07	(1.07)	0.85	1.01

Total from investment operations	(0.28)		0.29	(1.01)	1.02	1.22

Less Distributions
Distributions from net investment income	(0.49)		(0.16)	(0.24)	(0.37)	(0.20)
Distributions from net realized capital gains	0.00		0.00	(0.63)	(0.73)	(0.56)

Total distributions	(0.49)		(0.16)	(0.87)	(1.10)	(0.76)

Net Asset Value, End of Period	$9.24		$10.01	$9.88	$11.76	$11.84

Total Return (%) (b)	(3.00	)(c)	2.89	(9.27)	9.13	11.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86		0.81	0.80	0.83	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76		0.76	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (d)	0.86		0.81	0.80	0.83	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.75		0.76	0.75	0.75	0.75
Ratio of net investment income to average net assets (%)	0.46		2.14	0.58	1.46	1.83
Portfolio turnover rate (%)	64		43	44 (e)	53	458
Net assets, end of period (in millions)	$1,257.5		$1,437.0	$1,593.8	$1,975.4	$1,786.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.02		$9.90	$11.78	$11.85	$11.39

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.23	0.07	0.18	0.22
Net realized and unrealized gain (loss) on investments	(0.31)		0.06	(1.07)	0.86	1.00

Total from investment operations	(0.26)		0.29	(1.00)	1.04	1.22

Less Distributions
Distributions from net investment income	(0.50)		(0.17)	(0.25)	(0.38)	(0.20)
Distributions from net realized capital gains	0.00		0.00	(0.63)	(0.73)	(0.56)

Total distributions	(0.50)		(0.17)	(0.88)	(1.11)	(0.76)

Net Asset Value, End of Period	$9.26		$10.02	$9.90	$11.78	$11.85

Total Return (%) (b)	(2.80	)(c)	2.89 (c)	(9.17)	9.22	11.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76		0.71	0.70	0.73	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66		0.66	0.65	0.65	0.65
Net ratio of expenses to average net assets (%) (d)	0.76		0.71	0.70	0.73	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.65		0.66	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	0.51		2.24	0.68	1.54	1.91
Portfolio turnover rate (%)	64		43	44 (e)	53	458
Net assets, end of period (in millions)	$32.8		$41.7	$48.4	$70.5	$61.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 39% for the year ended December 31, 2013.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MIST-25

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, the custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian at the current rate of interest charged by the custodian for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to the custodian. The custodian may avail itself of various remedies under the custodian agreement to obtain repayment of any overdraft amounts owed to it by a Portfolio. At December 31, 2015, the Portfolio had a payment due to the custodian pursuant to the foregoing arrangement of $960,090. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2015. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2015. The Portfolio’s average overdraft advances during the year ended December 31, 2015 were not significant.

MIST-26

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures, options and swap transactions, foreign currency transactions, paydown reclasses, net operating losses, return of capital distributions, premium amortization adjustments, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MIST-27

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to

MIST-28

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $4,433,574, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the Portfolio had an outstanding reverse repurchase agreement balance for 28 days. The average amount of borrowings was $118,317,464 and the weighted average interest rate was 0.384% during the 28 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2015:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
JPMorgan Securities LLC	$145,375,000	$(144,489,338)	$885,662

	$145,375,000	$(144,489,338)	$885,662

[1]	Collateral with a value of $144,489,330 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales.

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The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2015, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the Portfolio’s average amount of borrowings was $1,170,287,922 and the weighted average interest rate was 0.26%. For the year ended December 31, 2015, the Portfolio had an outstanding secured borrowing transaction balance for 365 days.

At December 31, 2015, the amount of the Portfolio’s outstanding borrowings was $2,612,566,961. The Master Securities Forward Transaction Agreement (“MSFTA”) is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2015:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
BNP Paribas	$(40,281,802)	$39,277,112	$—	$—	$(1,004,690)
BNP Paribas Securities Corp	(1,721,964,896)	1,712,025,761	—	—	(9,939,135)
Morgan Stanley & Co. International PLC	(81,112,636)	80,381,797	—	40,000	(690,839)
Morgan Stanley	(750,287,448)	741,865,748	—	—	(8,421,700)
Barclays Capital, Inc.	(18,920,179)	18,621,613	—	—	(298,566)

	$(2,612,566,961)	$2,592,172,031	$—	$40,000	$(20,354,930)

(a)	Represents market value of borrowings as of December 31, 2015.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for reverse repurchase agreements and secured borrowing transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury	$—	$—	$—	$(145,375,000)	$(145,375,000)
Secured Borrowing Transactions
Foreign Government	—	(121,394,437)	—	—	(121,394,437)
U.S. Treasury	—	(2,491,172,524)	—	—	(2,491,172,524)
Total	$—	$(2,612,566,961)	$—	$—	$(2,612,566,961)
Total Borrowings	$—	$(2,612,566,961)	$—	$(145,375,000)	$(2,757,941,961)
Gross amount of recognized liabilities for reverse repurchase agreements and secured borrowing transactions					$(2,757,941,961)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the

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premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not

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limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

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levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$3,177,172
	OTC swap contracts at market value (b)	3,889,954	OTC swap contracts at market value (b)	$20,142,840
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	1,500,588	Unrealized depreciation on centrally cleared swap contracts (c) (d)	7,590,597
	Unrealized appreciation on futures contracts (c) (e)	1,681,568	Unrealized depreciation on futures contracts (c) (e)	884,163
			Written options at value	3,411,820
Credit			OTC swap contracts at market value (b)	4,293,592
			Unrealized depreciation on centrally cleared swap contracts (c) (d)	66,196
			Written options at value	9,044
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	11,759,352	Unrealized depreciation on forward foreign currency exchange contracts	7,363,190
			Written options at value	328,808

Total		$22,008,634		$44,090,250

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $331.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$861,851	$(861,851)	$—	$—
Citibank N.A.	3,397,787	(3,397,787)	—	—
Credit Suisse International	1,275,946	(800,748)	(280,000)	195,198
Deutsche Bank AG	1,674,423	(1,674,423)	—	—
Goldman Sachs Bank USA	2,001,075	(2,001,075)	—	—
JPMorgan Chase Bank N.A.	5,724,993	(2,440,356)	(3,284,637)	—
Morgan Stanley Capital Services LLC	3,250,918	(1,426,502)	(1,824,416)	—
UBS AG Stamford	639,485	(639,485)	—	—

	$18,826,478	$(13,242,227)	$(5,389,053)	$195,198

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,938,930	$—	$(1,938,930)	$—
BNP Paribas S.A.	1,289,709	(861,851)	(427,858)	—
Citibank N.A.	4,559,666	(3,397,787)	(1,039,186)	122,693
Credit Suisse International	800,748	(800,748)	—	—
Deutsche Bank AG	7,446,214	(1,674,423)	(5,771,791)	—
Goldman Sachs Bank USA	11,575,865	(2,001,075)	(9,352,425)	222,365
Goldman Sachs International	1,127,241	—	(1,104,133)	23,108
JPMorgan Chase Bank N.A.	2,440,356	(2,440,356)	—	—
Morgan Stanley Capital Services LLC	1,426,502	(1,426,502)	—	—
Societe Generale Paris	6,296	—	—	6,296
UBS AG Stamford	2,937,767	(639,485)	(2,298,282)	—

	$35,549,294	$(13,242,227)	$(21,932,605)	$374,462

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(2,431,746)	$—	$—	$(2,431,746)
Forward foreign currency transactions	—	—	81,956,114	81,956,114
Futures contracts	(18,671,240)	—	—	(18,671,240)
Swap contracts	(44,877,504)	361,788	3,125	(44,512,591)
Written options	4,123,502	455,222	1,424,650	6,003,374

	$(61,856,988)	$817,010	$83,383,889	$22,343,911

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,566,404)	$—	$—	$(1,566,404)
Forward foreign currency transactions	—	—	(23,030,994)	(23,030,994)
Futures contracts	1,327,766	—	—	1,327,766
Swap contracts	25,385,781	(2,156,885)	—	23,228,896
Written options	2,127,529	(80,927)	459,432	2,506,034

	$27,274,672	$(2,237,812)	$(22,571,562)	$2,465,298

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$1,256,977,458
Forward foreign currency transactions	2,005,894,653
Futures contracts long	276,039,464
Futures contracts short	(834,172,301)
Swap contracts	1,882,673,393
Written options	(892,912,866)

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

MIST-35

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Written Options

The Portfolio transactions in written options during the year ended December 31, 2015:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	305,830,000	—	$2,414,733
Options written	1,405,478,000	846	10,367,062
Options bought back	(824,800,000)	—	(6,199,690)
Options exercised	(171,195,000)	(343)	(1,276,946)
Options expired	(250,013,000)	(503)	(2,617,298)

Options outstanding December 31, 2015	465,300,000	—	$2,687,861

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	321,700,000	538	$4,296,532
Options written	1,114,896,000	1,032	6,646,171
Options bought back	(381,900,000)	—	(1,947,025)
Options exercised	(131,883,000)	—	(856,449)
Options expired	(656,813,000)	(1,570)	(3,809,247)

Options outstanding December 31, 2015	266,000,000	—	$4,329,982

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability

MIST-36

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

The MSFTA govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,814,567,698	$703,119,510	$1,565,658,501	$878,596,606

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$13,903,606	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $2 billion

MIST-37

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$148,806,676	$56,699,058	$—	$—	$320,224	$—	$149,126,900	$56,699,058

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$—	$(375,380,245)	$(135,635,821)	$(511,016,066)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Portfolio had no pre-enactment capital loss carryforwards, post-enactment short-term capital losses of $14,377,312 and post-enactment long-term capital losses of $121,258,509.

MIST-38

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Inflation Protected Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Inflation Protected Bond Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-39

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-40

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-41

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-42

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-43

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2015, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2015. The Board also noted that the Portfolio underperformed its Lipper Index for the one- and three-year periods ended June 30, 2015, and outperformed its Lipper Index for the five-year period ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one-, three-, and five- year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2015.

MIST-44

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 0.28%, 0.01%, and 0.11%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 0.55%.

MARKET ENVIRONMENT / CONDITIONS

In addition to the European Central Bank’s (the “ECB”) highly anticipated foray into quantitative easing (“QE”), the New Year began with a host of global central banks embracing monetary easing. Eurozone bonds and equities rallied strongly on the announcement of QE, though economic data also improved on the margin. The U.S. Federal Reserve (the “Fed”) remained an outlier among easing central banks as officials reiterated their desire to hike rates sometime this year, emphasizing the importance of incoming data. Some trends from 2014 continued into 2015, including generalized U.S. dollar strength, lower oil prices, and uncertainty as evidenced in the choppiness of risk assets.

The U.S. economy continued to show signs of strength, as a healthier labor market, improving outlook for spending, and modest rebound in oil prices led to a sell-off in longer-dated U.S. Treasuries over the second quarter. After the U.S. dollar’s seemingly unstoppable 25% rally over the prior nine months, lingering uncertainty about the start and pace of the Fed rate hikes anchored short-dated Treasuries and led to second quarter softness in the U.S. dollar. Elsewhere in developed markets, global deflation fears gradually receded as oil prices firmed, the ECB committed to prevent deflation with QE, and the outlook for growth brightened. Although volatility in eurozone markets grabbed headlines amid Greek concerns, modest market moves suggested the events in Greece were more noise than news for global financial markets.

In the third quarter of 2015, a cascade of negative headlines soured global risk sentiment. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations, and emerging market assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove the Fed to hold rates steady in September and moved developed market central banks to reiterate their commitment to accommodative policies. Despite headlines and financial market turmoil, economic growth in the U.S. remained robust.

The fourth quarter brought some respite as economic fundamentals strengthened and sentiment stabilized. The improving backdrop was sufficient to give the Fed the confidence to lift policy rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end both due to oil prices and widening high yield spreads which generated fears of reduced market liquidity following a distressed debt mutual fund closure.

PORTFOLIO REVIEW / PERIOD END POSITIONING

U.S. duration exposure, curve positioning, and instrument selection, which were partially facilitated through futures, swaps, and Eurodollar futures, detracted from performance as gains at the front-end of the yield curve were not enough to offset losses elsewhere amid volatility in U.S. rates. An allocation to Treasury Inflation-Protected Securities (“TIPS”) detracted from returns as inflation expectations narrowed over the year alongside sliding oil prices. Exposure to German debt, through a combination of cash bonds and futures, was negative for returns as the yield curve steepened. However, this loss was partially offset by exposure to European peripheral spread, as yields rallied amid the ECB’s accommodative measures. In the corporate credit space, sector and security selection within investment-grade credit, specifically a focus on Financials, was positive for performance; as well as, an underweight to Industrials and Utilities as spreads widened. Exposure to declining high yield corporate bonds partially offset credit sector returns amid volatility stemming from the Energy sector. Through the use of currency forwards, at year-end the Portfolio held a long U.S. dollar position versus the euro, Japanese yen, and a basket of emerging market currencies. This was positive for performance, as these currencies depreciated over the period, in light of diverging monetary policies. An allocation to non-Agency mortgages contributed to performance, as prices continued to appreciate in-line with the ongoing housing recovery and strong demand.

In regards to Portfolio positioning as of year-end, the Portfolio remained underweight duration as the economy continues to show signs of a broad-based and self-sustaining recovery and the Fed is looking to move rates gradually higher. We maintained positions in TIPS to protect against any future surprises in inflation. Within spread strategies, we focused on relative value opportunities in

MIST-1

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company

Portfolio Manager Commentary*—(Continued)

Agency mortgage-backed securities (“MBS”), and maintained select positions in non-Agency MBS that continue to offer attractive risk-adjusted yields. While we were selective overall in the corporate sector, we found attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector. Given high real yields in Mexico and the potential for rates to converge to those in the U.S., the Portfolio maintained a preference for local currency Mexican duration. For currency positioning, the Portfolio maintained a long position in the U.S. dollar against the Japanese yen, the euro, and a basket of mainly Asian emerging currencies.

Scott A. Mather

Mark Kiesel

Mihir Worah

Portfolio Managers

Pacific Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	0.28	3.13	5.47
Class B	0.01	2.87	5.20
Class E	0.11	2.98	5.31
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	78.2
Corporate Bonds & Notes	26.8
Asset-Backed Securities	7.8
Mortgage-Backed Securities	5.7
Municipals	4.1
Foreign Government	4.0
Floating Rate Loans	0.9
Convertible Bonds	0.6
Preferred Stocks	0.4
Convertible Preferred Stocks	0.3

MIST-3

Met Investors Series Trust

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	1.17%	$1,000.00	$998.20	$5.89
	Hypothetical*	1.17%	$1,000.00	$1,019.31	$5.96

Class B(a)	Actual	1.42%	$1,000.00	$997.30	$7.15
	Hypothetical*	1.42%	$1,000.00	$1,018.05	$7.22

Class E(a)	Actual	1.32%	$1,000.00	$997.30	$6.65
	Hypothetical*	1.32%	$1,000.00	$1,018.55	$6.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—78.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—39.0%
Fannie Mae 10 Yr. Pool 3.000%, 12/01/20	169,571	$174,831
3.000%, 02/01/21	518,154	534,312
3.000%, 08/01/21	377,964	389,931
3.000%, 11/01/21	97,460	100,563
3.000%, 03/01/22	431,877	445,638
3.000%, 05/01/22	1,437,743	1,483,609
3.500%, 07/01/20	169,965	178,065
3.500%, 01/01/21	841,191	881,280
3.500%, 06/01/21	326,735	342,306
3.500%, 07/01/21	248,417	260,256
3.500%, 09/01/21	295,967	310,072
3.500%, 09/01/23	290,354	304,874
4.000%, 05/01/19	14,308	14,916
4.500%, 03/01/18	41,605	42,981
4.500%, 07/01/18	35,915	37,118
4.500%, 11/01/18	17,518	18,106
4.500%, 12/01/18	10,105	10,441
4.500%, 05/01/19	483,374	499,987
5.500%, 11/01/17	46,320	47,568
5.500%, 09/01/18	100,551	104,374
5.500%, 10/01/18	55,334	57,675
Fannie Mae 15 Yr. Pool 3.000%, 09/01/28	796,100	823,005
3.000%, TBA (a)	81,000,000	83,441,583
3.500%, 10/01/25	449,123	471,466
3.500%, 10/01/26	306,996	322,397
3.500%, 12/01/26	381,141	400,288
3.500%, 08/01/27	385,968	406,471
3.500%, 07/01/29	207,194	217,990
3.500%, TBA (a)	56,000,000	58,615,064
4.000%, 07/01/18	4,272	4,454
4.000%, 08/01/18	1,528	1,592
4.000%, 09/01/18	866	903
4.000%, 05/01/19	833,163	868,563
4.000%, 07/01/19	364,685	380,180
4.000%, 08/01/20	278,291	290,175
4.000%, 03/01/22	50,467	52,625
4.000%, 04/01/24	57,500	60,842
4.000%, 05/01/24	2,520,250	2,668,766
4.000%, 06/01/24	2,765,326	2,926,137
4.000%, 07/01/24	27,765	29,392
4.000%, 02/01/25	863,287	913,518
4.000%, 06/01/25	290,184	307,650
4.000%, 07/01/25	8,043	8,456
4.000%, 08/01/25	877,977	931,316
4.000%, 09/01/25	45,522	47,829
4.000%, 12/01/25	316,234	335,339
4.000%, 02/01/26	225,740	239,412
4.000%, 03/01/26	44,765	47,480
4.000%, 06/01/26	45,999	48,827
4.500%, 03/01/18	137,868	142,443
4.500%, 04/01/18	230,093	237,757
4.500%, 06/01/18	706,706	730,256
4.500%, 07/01/18	361,447	373,522
4.500%, 08/01/18	3,942	4,074

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.500%, 10/01/18	13,887	14,352
4.500%, 11/01/18	858,891	887,611
4.500%, 12/01/18	246,255	255,131
4.500%, 02/01/19	159,305	165,137
4.500%, 05/01/19	310,866	322,841
4.500%, 06/01/19	152,290	158,036
4.500%, 11/01/19	163,724	170,523
4.500%, 12/01/19	194,896	202,419
4.500%, 08/01/20	288,434	301,311
4.500%, 09/01/20	417,389	435,171
4.500%, 10/01/20	16,859	17,582
4.500%, 12/01/20	326,386	340,528
4.500%, 01/01/22	8,132	8,408
4.500%, 02/01/23	277,316	293,323
4.500%, 03/01/23	523,628	550,125
4.500%, 05/01/23	52,556	55,754
4.500%, 06/01/23	3,212	3,400
4.500%, 01/01/24	5,144	5,319
4.500%, 04/01/24	82,678	87,586
4.500%, 05/01/24	267,908	287,471
4.500%, 08/01/24	55,918	59,269
4.500%, 10/01/24	370,811	396,135
4.500%, 11/01/24	100,213	108,110
4.500%, 02/01/25	702,381	749,311
4.500%, 03/01/25	474,477	509,576
4.500%, 04/01/25	296,115	314,524
4.500%, 05/01/25	915,332	985,918
4.500%, 06/01/25	88,093	93,786
4.500%, 07/01/25	3,543,939	3,814,432
4.500%, 08/01/25	100,596	108,169
4.500%, 09/01/25	245,761	264,262
4.500%, 11/01/25	179,236	192,535
4.500%, 04/01/26	15,383	16,594
4.500%, 01/01/27	151,613	157,860
5.500%, 12/01/17	2,084	2,129
5.500%, 01/01/18	59,504	60,937
5.500%, 02/01/18	434,147	446,555
5.500%, 11/01/18	1,649	1,700
5.500%, 09/01/19	52,571	54,075
5.500%, 09/01/20	13,000	13,823
5.500%, 12/01/20	1,661	1,724
5.500%, 03/01/22	161,433	173,930
5.500%, 04/01/22	96,344	101,225
5.500%, 07/01/22	132,179	142,414
5.500%, 09/01/22	69,488	75,127
5.500%, 10/01/22	502,019	542,926
5.500%, 11/01/22	123,358	133,484
5.500%, 12/01/22	140,605	150,221
5.500%, 02/01/23	143,362	156,162
5.500%, 03/01/23	23,274	25,200
5.500%, 07/01/23	12,620	13,708
5.500%, 08/01/23	63,471	69,291
5.500%, 10/01/23	91,806	98,697
5.500%, 11/01/23	13,478	13,646
5.500%, 12/01/23	47,868	51,641

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 5.500%, 01/01/24	13,904	$15,089
5.500%, 03/01/24	87,480	94,882
5.500%, 09/01/24	70,690	74,783
5.500%, 01/01/25	1,177,255	1,280,012
5.500%, 05/01/25	231,461	241,941
6.000%, 03/01/17	3,048	3,054
6.000%, 04/01/17	3,019	3,067
6.000%, 06/01/17	2,405	2,448
6.000%, 07/01/17	6,535	6,582
6.500%, 04/01/16	716	717
6.500%, 06/01/16	564	567
6.500%, 07/01/16	505	507
6.500%, 08/01/16	177	178
6.500%, 09/01/16	1,357	1,371
6.500%, 10/01/16	2,922	2,955
6.500%, 02/01/17	2,781	2,813
6.500%, 07/01/17	511	512
6.500%, 10/01/17	2,647	2,723
Fannie Mae 20 Yr. Pool 4.000%, 04/01/29	79,051	84,213
4.000%, 05/01/29	260,352	277,836
4.000%, 03/01/30	162,507	173,453
4.000%, 05/01/30	245,777	262,658
4.000%, 08/01/30	211,745	225,985
4.000%, 09/01/30	125,168	132,670
4.000%, 10/01/30	5,823	6,214
4.000%, 11/01/30	638,108	681,150
4.000%, 12/01/30	87,248	93,135
4.000%, 06/01/31	11,835	12,662
4.000%, 09/01/31	328,351	351,253
4.000%, 11/01/31	72,009	77,038
4.500%, 01/01/25	14,394	15,546
4.500%, 04/01/31	65,996	71,844
5.000%, 05/01/23	204,051	224,427
5.000%, 05/01/24	208,225	229,018
5.000%, 01/01/25	151,445	166,567
5.000%, 09/01/25	45,251	49,770
5.000%, 11/01/25	57,771	63,540
5.000%, 12/01/25	372,852	410,085
5.000%, 01/01/26	96,078	105,672
5.000%, 03/01/26	80,302	88,320
5.000%, 02/01/27	7,806	8,585
5.000%, 05/01/27	215,304	236,803
5.000%, 07/01/27	9,744	10,717
5.000%, 08/01/27	4,196	4,617
5.000%, 03/01/28	21,711	23,879
5.000%, 04/01/28	680,159	748,078
5.000%, 05/01/28	797,760	877,423
5.000%, 06/01/28	2,379,795	2,617,434
5.000%, 01/01/29	81,651	89,804
5.000%, 05/01/29	401,792	444,581
5.000%, 07/01/29	110,788	121,851
5.000%, 12/01/29	33,863	37,244
5.500%, 02/01/19	13,719	15,274
5.500%, 06/01/23	251,728	280,275

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.500%, 07/01/24	11,305	12,587
5.500%, 01/01/25	12,473	13,888
5.500%, 02/01/25	3,583	3,989
5.500%, 03/01/25	882,410	994,097
5.500%, 08/01/25	77,205	86,816
5.500%, 10/01/25	5,436	6,052
5.500%, 11/01/25	13,393	14,911
5.500%, 03/01/26	99,151	110,395
5.500%, 05/01/26	2,785	3,100
5.500%, 06/01/26	498,696	555,251
5.500%, 01/01/27	70,083	78,031
5.500%, 06/01/27	10,886	12,121
5.500%, 07/01/27	266,009	296,176
5.500%, 08/01/27	122,469	136,357
5.500%, 10/01/27	176,674	196,710
5.500%, 11/01/27	42,547	47,372
5.500%, 12/01/27	355,289	395,629
5.500%, 01/01/28	128,084	142,609
5.500%, 03/01/28	66,079	73,573
5.500%, 04/01/28	210,378	234,235
5.500%, 05/01/28	79,667	88,701
5.500%, 06/01/28	20,780	23,137
5.500%, 07/01/28	11,492	12,795
5.500%, 09/01/28	149,485	166,437
5.500%, 10/01/28	28,220	31,420
5.500%, 12/01/28	9,557	10,640
5.500%, 01/01/29	168,464	187,568
5.500%, 07/01/29	161,215	179,677
5.500%, 10/01/29	363,252	404,588
5.500%, 04/01/30	265,458	295,757
6.000%, 08/01/18	3,564	4,021
6.000%, 12/01/18	87,760	99,035
6.000%, 02/01/19	6,388	7,209
6.000%, 06/01/22	684,406	772,330
6.000%, 09/01/22	170,075	191,925
6.000%, 10/01/22	107,152	120,917
6.000%, 01/01/23	171,372	193,388
6.000%, 06/01/26	13,830	15,606
6.000%, 08/01/26	19,637	22,160
6.000%, 12/01/26	16,946	19,123
6.000%, 07/01/27	57,751	65,170
6.000%, 11/01/27	12,365	13,953
6.000%, 09/01/28	101,755	114,827
6.000%, 10/01/28	56,292	63,523
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	115,000,000	114,975,148
3.500%, TBA (a)	399,000,000	411,045,252
4.000%, 05/01/34	212,289	225,487
4.000%, 05/01/35	178,086	189,022
4.000%, 01/01/41	797,020	849,786
4.000%, 03/01/41	515,017	550,901
4.000%, 05/01/41	445,709	475,039
4.000%, 05/01/42	212,277	226,271
4.000%, 12/01/43	925,958	983,372
4.000%, TBA (a)	586,000,000	619,556,845

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 04/01/39	1,330,290	$1,454,767
4.500%, 05/01/39	126,718	137,732
4.500%, 06/01/39	51,836	56,319
4.500%, 08/01/39	45,036	48,722
4.500%, 12/01/39	14,541	15,994
4.500%, 05/01/40	56,974	61,948
4.500%, 09/01/40	52,913	57,528
4.500%, 10/01/40	401,184	433,290
4.500%, 12/01/40	98,518	106,587
4.500%, 02/01/41	343,321	371,895
4.500%, 05/01/41	28,408	31,039
4.500%, 06/01/41	26,708	28,907
4.500%, 07/01/41	17,617	19,168
4.500%, 09/01/41	904,744	977,436
4.500%, 10/01/41	291,844	315,814
4.500%, 03/01/42	48,123	51,977
4.500%, 06/01/42	118,800	128,803
4.500%, 07/01/42	1,395,994	1,509,034
4.500%, 11/01/43	25,889	28,391
4.500%, TBA (a)	230,000,000	248,218,655
5.000%, 03/01/32	3,723	4,095
5.000%, 09/01/32	2,492	2,741
5.000%, 10/01/32	1,050	1,155
5.000%, 04/01/33	85,915	94,495
5.000%, 07/01/33	170,234	189,515
5.000%, 08/01/33	3,750	4,179
5.000%, 09/01/33	2,950	3,308
5.000%, 10/01/33	30,851	34,382
5.000%, 11/01/33	760	836
5.000%, 01/01/34	166,927	183,596
5.000%, 04/01/34	214,989	239,571
5.000%, 06/01/34	4,764	5,335
5.000%, 12/01/34	32,408	35,645
5.000%, 01/01/35	114,088	127,102
5.000%, 04/01/35	90	100
5.000%, 07/01/35	31,573	34,726
5.000%, 09/01/35	65,661	72,454
5.000%, 01/01/38	258,735	286,627
5.000%, 04/01/39	41,297	45,651
5.000%, 10/01/39	14,064	15,607
5.000%, 11/01/39	36,114	40,317
5.000%, 06/01/40	31,678	34,853
5.000%, 11/01/42	229,697	254,436
5.000%, TBA (a)	104,000,000	114,470,689
5.500%, 12/01/28	32,681	36,485
5.500%, 06/01/33	85,319	95,942
5.500%, 07/01/33	13,143	14,774
5.500%, 09/01/33	279,778	314,962
5.500%, 11/01/33	243,781	271,427
5.500%, 12/01/33	1,902	2,142
5.500%, 04/01/34	17,717	19,773
5.500%, 07/01/34	35,632	40,094
5.500%, 08/01/34	290,547	327,480
5.500%, 09/01/34	21,740	24,489
5.500%, 11/01/34	553,763	622,995

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 12/01/34	1,352,521	1,524,571
5.500%, 01/01/35	468,637	527,419
5.500%, 02/01/35	662,357	745,166
5.500%, 03/01/35	753,445	841,761
5.500%, 04/01/35	204,743	230,256
5.500%, 05/01/35	259,544	292,620
5.500%, 06/01/35	410,723	462,749
5.500%, 08/01/35	282,718	318,954
5.500%, 09/01/35	3,792,269	4,254,283
5.500%, 10/01/35	827,150	926,927
5.500%, 11/01/35	1,917,586	2,153,639
5.500%, 12/01/35	1,838,258	2,057,695
5.500%, 01/01/36	1,889,024	2,111,454
5.500%, 02/01/36	2,723	3,069
5.500%, 03/01/36	440,017	494,049
5.500%, 04/01/36	10,303	11,494
5.500%, 05/01/36	2,091,869	2,339,589
5.500%, 06/01/36	1,403,779	1,562,973
5.500%, 07/01/36	1,777,988	2,000,286
5.500%, 09/01/36	278,809	313,405
5.500%, 10/01/36	11,657	13,044
5.500%, 11/01/36	225,993	253,142
5.500%, 12/01/36	715,313	798,837
5.500%, 01/01/37	109,042	121,927
5.500%, 02/01/37	200,943	224,710
5.500%, 03/01/37	56,908	63,361
5.500%, 04/01/37	3,606,819	4,031,158
5.500%, 05/01/37	522,176	584,003
5.500%, 06/01/37	789	879
5.500%, 07/01/37	9,919	11,050
5.500%, 08/01/37	2,677,080	3,004,370
5.500%, 01/01/38	11,482	12,853
5.500%, 02/01/38	1,404,541	1,571,121
5.500%, 03/01/38	2,028,611	2,276,688
5.500%, 05/01/38	5,038,773	5,634,731
5.500%, 06/01/38	22,671,277	25,320,745
5.500%, 09/01/38	23,184	25,813
5.500%, 10/01/38	1,369,891	1,534,794
5.500%, 11/01/38	1,953,460	2,176,163
5.500%, 12/01/38	6,268,901	6,979,819
5.500%, 01/01/39	111,733	125,517
5.500%, 07/01/39	22,363	24,914
5.500%, 08/01/39	244,599	272,455
5.500%, 09/01/39	15,707	17,489
5.500%, 11/01/39	4,157,836	4,636,421
5.500%, 12/01/39	6,036	6,738
5.500%, 02/01/40	704,415	784,643
5.500%, 03/01/40	1,562,943	1,741,655
5.500%, 06/01/40	129,175	143,975
5.500%, 09/01/40	599,661	669,614
5.500%, 12/01/40	265,390	296,514
5.500%, 07/01/41	7,372,282	8,223,434
5.500%, TBA (a)	8,000,000	8,917,782
6.000%, 12/01/28	71,166	80,553
6.000%, 01/01/29	30,436	34,729

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 02/01/29	284	$320
6.000%, 04/01/29	4,464	5,092
6.000%, 06/01/29	6,090	6,940
6.000%, 11/01/32	51,712	58,435
6.000%, 02/01/33	17,003	19,399
6.000%, 03/01/33	26,485	30,219
6.000%, 04/01/33	16,098	18,169
6.000%, 05/01/33	27,177	30,984
6.000%, 07/01/33	28,691	32,762
6.000%, 08/01/33	—	0
6.000%, 01/01/34	74,640	84,253
6.000%, 09/01/34	48,910	55,212
6.000%, 11/01/34	11,360	12,916
6.000%, 04/01/35	1,199,501	1,369,195
6.000%, 05/01/35	39,129	44,532
6.000%, 06/01/35	6,638	7,501
6.000%, 07/01/35	81,237	91,923
6.000%, 09/01/35	12,454	14,094
6.000%, 11/01/35	685,256	775,633
6.000%, 12/01/35	251,160	284,241
6.000%, 01/01/36	159,490	180,421
6.000%, 02/01/36	374,687	423,934
6.000%, 03/01/36	143,278	162,089
6.000%, 04/01/36	41,887	47,339
6.000%, 05/01/36	1,050,228	1,189,302
6.000%, 06/01/36	58,894	66,671
6.000%, 07/01/36	1,211,177	1,370,600
6.000%, 08/01/36	3,220,766	3,641,247
6.000%, 09/01/36	1,035,590	1,173,407
6.000%, 10/01/36	459,409	519,580
6.000%, 11/01/36	168,731	191,088
6.000%, 12/01/36	2,760,443	3,117,124
6.000%, 01/01/37	1,974,152	2,232,253
6.000%, 02/01/37	1,818,351	2,057,055
6.000%, 03/01/37	414,868	469,325
6.000%, 04/01/37	1,045,313	1,182,166
6.000%, 05/01/37	2,796,478	3,162,815
6.000%, 06/01/37	274,030	309,427
6.000%, 07/01/37	349,582	395,480
6.000%, 08/01/37	428,971	485,446
6.000%, 09/01/37	983,962	1,113,150
6.000%, 10/01/37	50,162	56,606
6.000%, 11/01/37	113,963	129,596
6.000%, 12/01/37	338,354	382,589
6.000%, 01/01/38	367,158	415,370
6.000%, 02/01/38	871,813	991,688
6.000%, 03/01/38	17,738	20,217
6.000%, 04/01/38	38,338	43,385
6.000%, 05/01/38	163,526	184,844
6.000%, 07/01/38	1,216,977	1,376,397
6.000%, 08/01/38	23,756	26,886
6.000%, 09/01/38	1,081,845	1,220,851
6.000%, 10/01/38	3,065,456	3,465,800
6.000%, 11/01/38	89,098	100,684
6.000%, 12/01/38	466,455	527,042

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 01/01/39	1,048,122	1,185,991
6.000%, 04/01/39	1,568,534	1,773,013
6.000%, 06/01/39	156,872	177,025
6.000%, 07/01/39	188,558	213,665
6.000%, 08/01/39	1,036,424	1,169,572
6.000%, 09/01/39	419,452	474,749
6.000%, 02/01/40	2,985	3,376
6.000%, 04/01/40	256,509	290,003
6.000%, 05/01/40	9,266	10,457
6.000%, 06/01/40	362,056	409,329
6.000%, 09/01/40	13,572	15,335
6.000%, 10/01/40	11,097,615	12,546,875
6.000%, 04/01/41	1,005,446	1,136,078
6.000%, 05/01/41	54,360,367	61,454,803
8.000%, 10/01/25	1,514	1,736
Fannie Mae ARM Pool 1.443%, 08/01/41 (b)	423,091	428,713
1.443%, 07/01/42 (b)	353,046	361,180
1.443%, 08/01/42 (b)	348,388	356,538
1.443%, 10/01/44 (b)	552,284	565,548
1.493%, 09/01/41 (b)	1,143,821	1,169,794
1.853%, 09/01/35 (b)	1,974,500	2,046,796
1.875%, 06/01/33 (b)	46,906	49,062
1.980%, 01/01/35 (b)	287,385	300,282
1.985%, 12/01/34 (b)	1,942,167	2,021,518
1.985%, 03/01/35 (b)	64,559	67,801
2.000%, 08/01/36 (b)	769,623	810,703
2.122%, 11/01/35 (b)	262,421	275,360
2.130%, 01/01/35 (b)	84,436	88,568
2.151%, 01/01/35 (b)	74,734	78,741
2.180%, 01/01/35 (b)	105,318	112,393
2.220%, 02/01/35 (b)	49,140	52,195
2.225%, 03/01/33 (b)	4,248	4,525
2.226%, 12/01/34 (b)	815,812	846,189
2.244%, 12/01/34 (b)	61,438	64,107
2.246%, 05/01/35 (b)	62,573	66,432
2.247%, 10/01/28 (b)	169,938	175,935
2.256%, 01/01/35 (b)	29,818	31,185
2.307%, 02/01/31 (b)	226,778	233,046
2.369%, 11/01/34 (b)	6,014	6,338
2.369%, 10/01/35 (b)	595,198	633,636
2.382%, 05/01/34 (b)	932,454	990,661
2.386%, 07/01/32 (b)	35,614	36,808
2.388%, 02/01/35 (b)	189,816	201,037
2.437%, 04/01/35 (b)	159,627	170,365
2.451%, 10/01/34 (b)	26,531	28,409
2.454%, 11/01/35 (b)	688,897	733,347
2.470%, 07/01/33 (b)	33,540	35,431
2.470%, 11/01/35 (b)	397,428	420,582
2.473%, 08/01/35 (b)	1,135,797	1,206,859
2.500%, 08/01/35 (b)	825,564	876,713
2.505%, 09/01/31 (b)	51,670	53,939
2.519%, 09/01/32 (b)	183,405	195,621
2.537%, 04/01/34 (b)	10,712	11,325
2.545%, 11/01/34 (b)	140,610	148,633

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.563%, 05/01/35 (b)	547,283	$581,661
2.614%, 11/01/34 (b)	2,980,837	3,152,563
2.685%, 09/01/34 (b)	1,106,166	1,180,921
2.760%, 11/01/32 (b)	63,654	66,067
4.321%, 12/01/36 (b)	307,965	328,090
4.504%, 01/01/36 (b)	152,841	161,727
4.611%, 09/01/34 (b)	63,626	68,006
Fannie Mae Pool 2.310%, 08/01/22	8,200,000	8,096,577
2.475%, 04/01/19	14,745,265	14,967,867
2.870%, 09/01/27	7,300,000	7,124,629
3.240%, 07/01/22	22,319,897	23,181,508
3.330%, 11/01/21	1,484,860	1,537,090
Fannie Mae REMICS (CMO) 0.760%, 09/18/31 (b)	365,608	367,021
1.322%, 04/25/32 (b)	114,778	117,677
2.326%, 05/25/35 (b)	1,629,471	1,713,527
Freddie Mac 15 Yr. Gold Pool 5.500%, 04/01/16	39	39
5.500%, 09/01/19	217,426	227,679
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/30	163,128	174,238
4.000%, 09/01/30	684,677	731,256
4.000%, 10/01/30	39,181	41,850
5.500%, 04/01/21	16,437	18,148
5.500%, 12/01/22	924	1,020
5.500%, 03/01/23	189,147	208,848
5.500%, 06/01/26	3,167	3,498
5.500%, 08/01/26	1,656	1,829
5.500%, 06/01/27	45,901	50,693
5.500%, 12/01/27	96,652	106,726
5.500%, 01/01/28	57,435	63,431
5.500%, 02/01/28	14,310	15,803
5.500%, 05/01/28	117,926	130,238
5.500%, 06/01/28	182,092	201,099
6.000%, 03/01/21	40,329	45,263
6.000%, 01/01/22	186,559	209,436
6.000%, 10/01/22	674,946	757,888
6.000%, 12/01/22	39,974	44,885
6.000%, 04/01/23	33,618	37,744
Freddie Mac 30 Yr. Gold Pool 3.500%, TBA (a)	28,000,000	28,761,522
3.500%, TBA (a)	47,000,000	48,381,081
4.000%, 12/01/40	360,582	382,045
4.000%, TBA (a)	34,000,000	35,917,144
4.500%, 04/01/34	33,852	36,603
4.500%, 06/01/35	120,442	130,259
4.500%, 04/01/41	199,228	214,885
4.500%, 10/01/41	259,701	280,896
4.500%, TBA (a)	29,800,000	32,102,050
5.500%, 03/01/32	30,617	33,920
5.500%, 01/01/33	2,440	2,712
5.500%, 05/01/33	3,491	3,866
5.500%, 08/01/33	2,747	3,053
5.500%, 10/01/33	4,025	4,449

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 12/01/33	2,227	2,471
5.500%, 01/01/34	3,220	3,577
5.500%, 05/01/34	65,134	72,410
5.500%, 09/01/34	39,371	43,722
5.500%, 01/01/35	55,407	61,691
5.500%, 07/01/35	2,770	3,083
5.500%, 10/01/35	116,052	128,742
5.500%, 11/01/35	151,026	166,807
5.500%, 12/01/35	57,497	63,813
5.500%, 01/01/36	82,415	91,264
5.500%, 02/01/36	78,001	86,181
5.500%, 04/01/36	33,307	37,011
5.500%, 06/01/36	2,724,706	3,029,009
5.500%, 07/01/36	63,974	71,037
5.500%, 08/01/36	99,863	110,318
5.500%, 10/01/36	32,684	36,254
5.500%, 12/01/36	521,297	579,248
5.500%, 02/01/37	42,579	47,166
5.500%, 03/01/37	23,414	26,240
5.500%, 04/01/37	44,752	49,513
5.500%, 06/01/37	77,449	86,748
5.500%, 07/01/37	439,987	489,824
5.500%, 08/01/37	139,804	156,550
5.500%, 09/01/37	89,971	99,615
5.500%, 10/01/37	18,010	20,017
5.500%, 11/01/37	490,470	545,618
5.500%, 12/01/37	22,572	24,997
5.500%, 01/01/38	148,263	164,745
5.500%, 02/01/38	387,167	430,710
5.500%, 03/01/38	165,401	183,862
5.500%, 04/01/38	342,358	380,689
5.500%, 05/01/38	714,817	794,194
5.500%, 06/01/38	538,959	598,862
5.500%, 07/01/38	782,596	870,790
5.500%, 08/01/38	2,080,637	2,313,894
5.500%, 09/01/38	531,461	590,628
5.500%, 10/01/38	15,468,667	17,193,427
5.500%, 11/01/38	5,189,034	5,729,263
5.500%, 12/01/38	12,452	13,748
5.500%, 01/01/39	1,205,692	1,341,662
5.500%, 02/01/39	267,779	296,572
5.500%, 03/01/39	151,627	168,658
5.500%, 06/01/39	5,288,389	5,884,937
5.500%, 09/01/39	109,520	121,283
5.500%, 02/01/40	164,093	182,337
5.500%, 03/01/40	20,557	22,785
5.500%, 05/01/40	4,909	5,460
5.500%, 08/01/40	156,731	174,162
5.500%, 02/01/41	84,748	93,716
Freddie Mac ARM Non-Gold Pool 2.093%, 09/01/35 (b)	351,337	370,331
2.213%, 01/01/35 (b)	75,880	80,779
2.236%, 02/01/35 (b)	49,203	52,185
2.242%, 02/01/35 (b)	64,349	68,063
2.257%, 02/01/35 (b)	66,816	70,886

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.289%, 02/01/35 (b)	66,982	$71,089
2.302%, 02/01/35 (b)	27,557	29,004
2.382%, 01/01/35 (b)	300,868	320,256
2.422%, 10/01/34 (b)	68,725	72,517
2.463%, 09/01/35 (b)	578,170	616,666
2.476%, 03/01/35 (b)	107,349	111,605
2.480%, 02/01/35 (b)	113,642	119,842
2.487%, 08/01/35 (b)	699,950	740,538
2.488%, 06/01/35 (b)	1,395,847	1,479,383
2.500%, 02/01/35 (b)	77,340	82,365
2.615%, 11/01/31 (b)	29,902	31,588
2.623%, 11/01/34 (b)	119,704	126,016
2.686%, 11/01/34 (b)	37,858	40,020
2.711%, 08/01/32 (b)	167,604	173,633
2.722%, 01/01/29 (b)	405,906	425,296
2.747%, 11/01/34 (b)	55,560	59,107
2.771%, 11/01/34 (b)	48,510	51,551
Freddie Mac REMICS (CMO) 0.581%, 07/15/34 (b)	74,183	74,553
1.875%, 11/15/23 (b)	400,578	413,250
3.500%, 07/15/32	18,747	19,026
3.500%, 01/15/42	22,933,898	23,361,157
6.500%, 01/15/24	25,965	28,746
Freddie Mac Structured Pass-Through Securities (CMO) 1.443%, 10/25/44 (b)	1,248,905	1,269,842
1.443%, 02/25/45 (b)	112,193	114,098
1.643%, 07/25/44 (b)	6,363,347	6,466,498
Ginnie Mae I 30 Yr. Pool 3.000%, TBA (a)	7,000,000	7,087,167
3.500%, TBA (a)	5,000,000	5,201,851
4.000%, TBA (a)	11,000,000	11,668,591
5.000%, 10/15/33	7,363	8,070
5.000%, 12/15/33	48,080	53,468
5.000%, 05/15/34	7,208	8,033
5.000%, 07/15/34	6,001	6,605
5.000%, 11/15/35	5,477	6,104
5.000%, 03/15/36	4,004	4,463
5.000%, 03/15/38	341,673	378,255
5.000%, 06/15/38	725,983	804,275
5.000%, 10/15/38	1,102,211	1,214,788
5.000%, 11/15/38	337,384	373,651
5.000%, 01/15/39	248,370	272,067
5.000%, 02/15/39	169,348	187,389
5.000%, 03/15/39	2,584,329	2,860,275
5.000%, 04/15/39	5,622,913	6,162,798
5.000%, 05/15/39	5,121,798	5,707,478
5.000%, 06/15/39	1,937,593	2,125,913
5.000%, 07/15/39	3,450,952	3,820,868
5.000%, 08/15/39	478,891	528,592
5.000%, 09/15/39	539,850	596,872
5.000%, 10/15/39	1,259,256	1,390,004
5.000%, 05/15/40	58,652	64,872
5.000%, 07/15/40	928,418	1,019,218
5.000%, 09/15/40	644,678	711,614

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, 12/15/40	46,499	51,326
5.000%, 07/15/41	35,775	39,206
5.000%, TBA (a)	5,000,000	5,477,547
7.000%, 10/15/23	4,347	4,670
7.500%, 01/15/26	6,246	6,911
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (a)	56,000,000	58,294,143
4.000%, TBA (a)	29,000,000	30,736,036
4.000%, TBA (a)	13,000,000	13,805,389
Ginnie Mae II ARM Pool 1.625%, 01/20/26 (b)	13,123	13,192
1.625%, 11/20/27 (b)	19,580	20,193
1.625%, 10/20/28 (b)	12,561	12,891
1.625%, 10/20/29 (b)	7,864	8,183
1.625%, 11/20/30 (b)	56,490	58,761
1.750%, 01/20/23 (b)	17,785	18,254
1.750%, 02/20/26 (b)	11,299	11,612
1.750%, 05/20/26 (b)	20,542	20,881
1.750%, 01/20/27 (b)	5,417	5,581
1.750%, 02/20/27 (b)	5,811	5,830
1.750%, 06/20/27 (b)	5,994	6,177
1.750%, 02/20/28 (b)	14,476	14,879
1.750%, 03/20/28 (b)	15,352	15,785
1.750%, 05/20/28 (b)	6,537	6,734
1.750%, 04/20/29 (b)	6,167	6,200
1.750%, 05/20/29 (b)	9,968	10,219
1.750%, 01/20/30 (b)	39,928	41,114
1.750%, 06/20/30 (b)	12,013	12,324
1.750%, 04/20/31 (b)	14,502	14,803
1.750%, 03/20/32 (b)	682	700
1.750%, 04/20/32 (b)	8,958	9,228
1.750%, 05/20/32 (b)	19,954	20,556
1.750%, 03/20/33 (b)	5,929	6,083
1.875%, 08/20/27 (b)	77,494	79,307
1.875%, 09/20/27 (b)	71,259	71,327
1.875%, 07/20/29 (b)	10,042	10,384
1.875%, 08/20/29 (b)	10,214	10,548
1.875%, 09/20/29 (b)	11,978	12,277
1.875%, 08/20/31 (b)	3,823	3,957
1.875%, 07/20/32 (b)	9,397	9,632
1.875%, 09/20/33 (b)	60,263	62,358
2.000%, 02/20/22 (b)	12,639	12,827
2.000%, 04/20/22 (b)	997	1,007
2.000%, 04/20/30 (b)	22,123	22,687
2.000%, 05/20/30 (b)	32,889	33,727
2.125%, 10/20/31 (b)	5,990	6,054
2.250%, 04/20/29 (b)	14,659	14,659
2.500%, 11/20/26 (b)	14,451	14,583
2.500%, 10/20/30 (b)	3,036	3,130
Government National Mortgage Association (CMO) 0.645%, 01/16/31 (b)	30,967	31,118
0.792%, 08/20/65 (b)	4,595,027	4,549,059
0.845%, 02/16/30 (b)	9,916	9,973

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 1.250%, 12/20/65 (b)	30,411,290	$30,669,003

		2,441,131,083

U.S. Treasury—39.2%
U.S. Treasury Bonds 2.500%, 02/15/45 (d)	6,500,000	5,831,976
2.750%, 08/15/42	62,000,000	59,260,840
2.750%, 11/15/42 (d)	78,500,000	74,847,945
2.875%, 05/15/43	57,100,000	55,672,500
2.875%, 08/15/45 (d)	115,600,000	112,271,992
3.000%, 05/15/42 (d)	49,500,000	49,805,514
3.000%, 11/15/44 (d)	125,600,000	125,143,695
3.000%, 11/15/45 (d)	17,500,000	17,447,360
3.125%, 02/15/42 (e)	29,600,000	30,563,154
3.125%, 02/15/43	10,600,000	10,864,173
3.125%, 08/15/44 (d)	223,900,000	228,824,009
3.375%, 05/15/44	67,700,000	72,655,843
4.250%, 05/15/39	40,500,000	50,028,557
4.375%, 11/15/39 (d)	74,900,000	94,177,987
4.375%, 05/15/40	8,800,000	11,072,873
4.500%, 08/15/39 (d)	25,900,000	33,146,950
4.625%, 02/15/40	12,800,000	16,672,499
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/42 (f)	5,157,642	4,531,071
0.750%, 02/15/45 (d) (f)	30,906,612	26,953,934
1.750%, 01/15/28 (d) (f)	149,632,540	163,496,893
2.000%, 01/15/26 (d) (f)	57,399,935	63,772,246
2.375%, 01/15/25 (d) (f)	124,285,330	141,293,653
2.375%, 01/15/27 (d) (f)	122,066,865	141,112,836
2.500%, 01/15/29 (d) (f)	90,949,559	107,744,396
3.625%, 04/15/28 (f)	735,260	961,161
3.875%, 04/15/29 (f)	9,404,070	12,775,457
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/17 (f)	23,770,532	23,723,181
0.125%, 04/15/20 (d) (e) (f) (g)	27,726,699	27,373,267
0.125%, 01/15/22 (d) ( f)	13,766,004	13,339,932
0.125%, 07/15/22 (d) (f)	17,272,142	16,747,224
0.125%, 01/15/23 (f)	43,792,425	41,987,695
0.125%, 07/15/24 (d) (f)	212,554,374	201,868,628
0.250%, 01/15/25 (f)	18,376,311	17,540,042
0.375%, 07/15/25 (d) (f)	36,507,016	35,345,253
0.625%, 07/15/21 (d) (e) (f)	12,979,821	13,064,995
1.125%, 01/15/21 (e) (f)	11,416,230	11,769,574
1.250%, 07/15/20 (d) (e) (f) (g)	15,813,555	16,444,658
U.S. Treasury Notes 0.625%, 09/30/17 (d) (e) (g) (h)	10,400,000	10,328,094
1.375%, 03/31/20 (d) (e) (g) (h)	22,000,000	21,729,290
1.750%, 09/30/22 (h)	20,400,000	19,995,182
2.250%, 11/15/24 (d) (e)	133,300,000	133,232,284
2.500%, 05/15/24 (d)	90,800,000	92,782,709
2.750%, 02/15/24	43,100,000	44,893,046

		2,453,094,568

Total U.S. Treasury & Government Agencies (Cost $4,982,283,358)		4,894,225,651

Corporate Bonds & Notes—26.8%
Security Description	Principal Amount*	Value

Airlines—0.1%
Latam Airlines Pass-Through Trust 4.200%, 08/15/29 (144A)	3,500,000	3,281,250
4.500%, 08/15/25 (144A) (i)	3,000,000	2,760,000

		6,041,250

Auto Manufacturers—1.5%
Ford Motor Credit Co. LLC 0.794%, 11/08/16 (b)	27,900,000	27,705,007
0.982%, 09/08/17 (b)	3,700,000	3,648,422
1.500%, 01/17/17	2,550,000	2,532,124
2.500%, 01/15/16	3,259,000	3,259,737
3.984%, 06/15/16	9,497,000	9,602,426
4.207%, 04/15/16	5,429,000	5,472,470
8.000%, 12/15/16	500,000	528,561
General Motors Financial Co., Inc. 3.150%, 01/15/20	12,300,000	12,189,927
3.200%, 07/13/20	20,300,000	19,987,441
Volkswagen Bank GmbH 0.306%, 11/27/17 (EUR) (b)	6,900,000	7,218,577

		92,144,692

Auto Parts & Equipment—0.2%
Schaeffler Holding Finance B.V. 5.750%, 11/15/21 (EUR) (j)	6,500,000	7,567,175
6.250%, 11/15/19 (144A) (j)	5,300,000	5,538,500

		13,105,675

Banks—15.2%
American Express Bank FSB 6.000%, 09/13/17	31,500,000	33,740,941
American Express Centurion Bank 6.000%, 09/13/17	3,300,000	3,534,765
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR)	1,700,000	218,002
4.750%, 01/15/18 (EUR)	3,100,000	384,057
Banco Popular Espanol S.A. 11.500%, 10/10/18 (EUR) (b)	5,800,000	6,838,917
Banco Santander Brazil S.A. 4.250%, 01/14/16 (144A)	16,200,000	16,180,560
Banco Santander Chile 1.221%, 04/11/17 (144A) (b)	29,900,000	29,526,250
1.915%, 01/19/16 (144A) (b)	6,900,000	6,893,100
Banco Santander S.A. 6.250%, 09/11/21 (EUR) (b)	5,900,000	5,995,055
Bank of America Corp. 0.764%, 05/08/17 (b)	8,000,000	7,980,240
0.832%, 11/14/16 (b)	41,700,000	41,676,523
2.650%, 04/01/19	8,000,000	8,019,512
4.100%, 07/24/23	2,600,000	2,688,304
4.125%, 01/22/24	12,030,000	12,425,186
5.625%, 10/14/16	30,407,000	31,369,594
6.000%, 09/01/17	7,524,000	8,007,116
6.400%, 08/28/17	3,100,000	3,320,714
6.875%, 04/25/18	26,300,000	29,015,659

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of China (Hong Kong), Ltd. 5.550%, 02/11/20 (144A)	2,500,000	$2,719,213
Bank of Montreal 1.950%, 01/30/18 (144A)	3,600,000	3,628,400
Bank of Nova Scotia (The) 1.250%, 04/11/17	71,200,000	71,074,474
1.950%, 01/30/17 (144A)	800,000	806,463
Bankia S.A. 4.000%, 05/22/24 (EUR) (b)	2,100,000	2,262,206
Barclays Bank plc 6.500%, 09/15/19 (EUR) (b)	5,200,000	5,720,325
7.750%, 04/10/23 (b)	3,700,000	3,949,750
10.179%, 06/12/21 (144A)	17,900,000	23,187,588
14.000%, 06/15/19 (GBP) (b)	600,000	1,142,136
BB&T Corp. 1.372%, 06/15/18 (b)	27,200,000	27,253,938
BBVA Bancomer S.A. 4.500%, 03/10/16 (144A)	3,900,000	3,919,894
6.500%, 03/10/21 (144A)	7,800,000	8,268,000
BNP Paribas S.A. 7.375%, 08/19/25 (144A) (b)	5,400,000	5,541,750
BPCE S.A. 0.934%, 11/18/16 (b)	54,700,000	54,712,089
CIT Group, Inc. 5.250%, 03/15/18	2,400,000	2,478,000
Citigroup, Inc. 0.849%, 05/01/17 (b)	65,300,000	65,001,579
1.280%, 07/25/16 (b)	3,200,000	3,204,509
1.402%, 04/01/16 (b)	2,700,000	2,699,641
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.250%, 08/04/45	7,500,000	7,859,175
Credit Agricole S.A. 6.500%, 06/23/21 (EUR) (b)	4,700,000	5,241,802
6.625%, 09/23/19 (144A) (b)	6,500,000	6,389,500
7.875%, 01/23/24 (b)	1,400,000	1,431,500
8.125%, 09/19/33 (b)	3,000,000	3,306,384
8.375%, 10/13/19 (144A) (b)	6,900,000	7,728,000
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25 (144A)	5,710,000	5,523,192
3.800%, 09/15/22 (144A)	18,300,000	18,285,561
Goldman Sachs Group, Inc. (The) 3.750%, 05/22/25	5,375,000	5,410,841
HSBC Holdings plc 6.375%, 03/30/25 (b)	3,000,000	2,996,250
JPMorgan Chase & Co. 0.882%, 02/15/17 (b)	55,300,000	55,263,834
2.250%, 01/23/20	12,300,000	12,100,506
3.150%, 07/05/16	4,900,000	4,950,651
5.300%, 05/01/20 (b)	20,100,000	20,024,625
JPMorgan Chase Bank N.A. 0.832%, 06/13/16 (b)	5,300,000	5,292,124
6.000%, 10/01/17	23,600,000	25,232,176
LBG Capital No. 2 plc 15.000%, 12/21/19 (EUR)	1,400,000	2,171,869

Banks—(Continued)
Lloyds Bank plc 12.000%, 12/16/24 (144A) (b)	5,700,000	8,075,760
Lloyds Banking Group plc 7.625%, 06/27/23 (GBP) (b)	11,400,000	17,595,757
7.875%, 06/27/29 (GBP) (b)	200,000	311,793
Mizuho Bank, Ltd. 1.053%, 09/25/17 (144A) (b)	1,300,000	1,291,637
1.507%, 10/20/18 (144A) (b)	11,800,000	11,908,088
2.150%, 10/20/18 (144A) (i)	7,200,000	7,171,870
Morgan Stanley 1.600%, 04/25/18 (b)	32,000,000	32,341,792
2.125%, 04/25/18	4,700,000	4,706,275
National Australia Bank, Ltd. 0.883%, 06/30/17 (144A) (b)	48,300,000	48,179,298
National Bank of Canada 2.200%, 10/19/16 (144A)	1,400,000	1,412,362
Novo Banco S.A. 5.000%, 04/04/19 (EUR)	3,748,000	3,515,200
5.000%, 04/23/19 (EUR)	1,466,000	1,382,159
5.000%, 05/14/19 (EUR)	100,000	94,446
5.000%, 05/23/19 (EUR)	237,000	231,778
Royal Bank of Scotland Group plc 6.990%, 10/05/17 (144A) (b)	2,000,000	2,315,000
8.000%, 08/10/25 (b)	5,700,000	6,027,750
Societe Generale S.A. 4.250%, 04/14/25 (144A) (i)	10,900,000	10,286,472
Turkiye Garanti Bankasi A/S 2.817%, 04/20/16 (144A) (b)	3,000,000	2,993,340
U.S. Bank N.A. 0.440%, 04/22/16 (b)	7,400,000	7,400,414
UBS AG 0.974%, 06/01/17 (b)	11,000,000	10,977,626
1.264%, 06/01/20 (b)	4,000,000	3,984,644
Wachovia Corp. 0.782%, 06/15/17 (b)	27,870,000	27,784,606
Wells Fargo & Co. 7.980%, 03/15/18 (b)	20,300,000	21,086,625

		955,667,132

Biotechnology—0.1%
Amgen, Inc. 2.300%, 06/15/16	5,108,000	5,137,391

Chemicals—0.1%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	3,300,000	2,871,000
Rohm & Haas Co. 6.000%, 09/15/17	2,438,000	2,594,941

		5,465,941

Computers—0.1%
Apple, Inc. 2.850%, 05/06/21	3,700,000	3,789,170

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—1.6%
Ally Financial, Inc. 2.750%, 01/30/17	14,700,000	$14,663,250
3.125%, 01/15/16	5,000,000	5,000,000
5.500%, 02/15/17	15,000,000	15,450,000
Bear Stearns Cos. LLC (The) 6.400%, 10/02/17	1,400,000	1,507,698
7.250%, 02/01/18	4,200,000	4,632,969
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros 5.500%, 07/16/20 (144A)	1,000,000	982,500
General Electric Capital Corp. 6.375%, 11/15/67 (b)	5,100,000	5,325,930
International Lease Finance Corp. 6.750%, 09/01/16 (144A)	5,300,000	5,445,750
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	17,600,000	17,373,400
Navient Corp. 8.450%, 06/15/18	8,300,000	8,735,750
OneMain Financial Holdings, Inc. 6.750%, 12/15/19 (144A)	3,100,000	3,142,625
7.250%, 12/15/21 (144A)	3,100,000	3,107,750
Piper Jaffray Cos. 5.060%, 10/09/18 (144A) (i)	5,000,000	4,974,550
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	950,000	703,000
Springleaf Finance Corp. 6.900%, 12/15/17	3,200,000	3,312,000
SteelRiver Transmission Co. LLC 4.710%, 06/30/17 (144A) (i)	5,546,156	5,684,644

		100,041,816

Electric—0.7%
Dynegy, Inc. 6.750%, 11/01/19	22,450,000	21,103,000
7.375%, 11/01/22	7,000,000	6,090,000
7.625%, 11/01/24	3,600,000	3,077,280
IPALCO Enterprises, Inc. 3.450%, 07/15/20	6,500,000	6,370,000
Majapahit Holding B.V. 7.250%, 06/28/17	2,040,000	2,167,500
7.750%, 01/20/20	5,000,000	5,593,750

		44,401,530

Food—0.0%
Kraft Heinz Foods Co. 5.000%, 07/15/35 (144A)	2,100,000	2,151,490

Forest Products & Paper—0.1%
International Paper Co. 5.250%, 04/01/16	6,500,000	6,560,118

Healthcare-Services—0.1%
HCA, Inc. 3.750%, 03/15/19	4,500,000	4,533,750

Holding Companies-Diversified—0.1%
Blackstone CQP Holdco L.P. 9.296%, 03/19/19 (144A) (c) (i)	4,017,287	4,006,784

Lodging—0.2%
MGM Resorts International 6.875%, 04/01/16	14,200,000	14,324,250

Machinery-Diversified—0.1%
John Deere Capital Corp. 0.421%, 04/12/16 (b)	9,900,000	9,893,080

Media—0.0%
DISH DBS Corp. 4.250%, 04/01/18	500,000	501,250
4.625%, 07/15/17	1,000,000	1,020,000

		1,521,250

Oil & Gas—2.4%
California Resources Corp. 5.000%, 01/15/20	2,263,000	806,194
8.000%, 12/15/22 (144A)	6,069,000	3,193,811
CNPC General Capital, Ltd. 1.262%, 05/14/17 (144A) (b)	26,700,000	26,652,153
Ecopetrol S.A. 5.375%, 06/26/26	4,100,000	3,495,250
Petrobras Global Finance B.V. 1.990%, 05/20/16 (b)	5,500,000	5,362,500
2.000%, 05/20/16	4,500,000	4,432,500
2.461%, 01/15/19 (b)	700,000	532,000
2.886%, 03/17/17 (b)	5,300,000	4,856,125
3.406%, 03/17/20 (b)	4,500,000	3,195,000
3.500%, 02/06/17	3,900,000	3,646,500
3.875%, 01/27/16	2,800,000	2,788,800
4.375%, 05/20/23	23,000,000	15,180,000
4.875%, 03/17/20	1,000,000	750,000
5.375%, 01/27/21	8,200,000	6,109,000
5.750%, 01/20/20	9,100,000	7,143,500
6.125%, 10/06/16	3,100,000	3,069,000
6.250%, 03/17/24	1,600,000	1,148,000
6.750%, 01/27/41	8,400,000	5,376,000
6.850%, 06/05/15	2,900,000	1,877,750
Statoil ASA 0.804%, 11/08/18 (b)	49,900,000	49,508,834

		149,122,917

Pharmaceuticals—0.7%
AbbVie, Inc. 1.800%, 05/14/18	13,800,000	13,736,465
Actavis Funding SCS 3.000%, 03/12/20	8,700,000	8,693,084
3.450%, 03/15/22	4,900,000	4,905,346
Merck & Co., Inc. 2.350%, 02/10/22	4,300,000	4,221,989
2.750%, 02/10/25	4,000,000	3,894,032
3.700%, 02/10/45	9,200,000	8,495,740

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. 4.500%, 05/15/23 (EUR)	1,900,000	$1,791,235

		45,737,891

Pipelines—0.5%
Energy Transfer Partners L.P. 6.125%, 12/15/45	10,600,000	8,624,224
Kinder Morgan Energy Partners L.P. 5.950%, 02/15/18	4,000,000	4,101,188
MPLX L.P. 4.875%, 06/01/25 (144A) (i)	6,700,000	5,996,500
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.125%, 11/15/19	8,250,000	6,868,125
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19 (144A)	1,900,000	1,843,000
6.250%, 10/15/22 (144A)	4,800,000	4,548,000

		31,981,037

Real Estate Investment Trusts—0.3%
Digital Delta Holdings LLC 3.400%, 10/01/20 (144A)	5,300,000	5,305,809
4.750%, 10/01/25 (144A)	8,000,000	8,070,864
Goodman Funding Property, Ltd. 6.000%, 03/22/22 (144A)	5,000,000	5,548,730

		18,925,403

Retail—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	876,253	1,001,859

Savings & Loans—0.2%
Nationwide Building Society 6.250%, 02/25/20 (144A)	10,800,000	12,348,094

Telecommunications—2.2%
AT&T, Inc. 3.400%, 05/15/25	8,500,000	8,169,265
Ooredoo International Finance, Ltd. 3.375%, 10/14/16 (144A)	400,000	403,888
Sprint Communications, Inc. 9.125%, 03/01/17	2,000,000	2,035,000
Telefonica Emisiones S.A.U. 1.243%, 06/23/17 (b)	29,500,000	29,331,142
Verizon Communications, Inc. 0.877%, 06/09/17 (b)	39,900,000	39,731,901
2.252%, 09/14/18 (b)	3,700,000	3,788,563
2.500%, 09/15/16	3,086,000	3,110,080
3.000%, 11/01/21	6,300,000	6,282,291
3.500%, 11/01/24	28,100,000	27,754,370
3.650%, 09/14/18	14,600,000	15,267,089

		135,873,589

Transportation—0.1%
Hellenic Railways Organization S.A. 4.028%, 03/17/17 (EUR) (k)	4,900,000	4,899,068
5.014%, 12/27/17 (EUR) (k)	500,000	497,188

		5,396,256

Trucking & Leasing—0.2%
GATX Corp. 6.000%, 02/15/18	5,000,000	5,357,410
GATX Financial Corp. 5.800%, 03/01/16	5,000,000	5,036,250

		10,393,660

Total Corporate Bonds & Notes (Cost $1,701,605,852)		1,679,566,025

Asset-Backed Securities—7.8%

Asset-Backed - Automobile—0.3%
Ally Auto Receivables Trust 0.480%, 02/15/17	2,305,325	2,304,735
Nissan Auto Lease Trust 0.491%, 09/15/16 (b)	2,800,692	2,800,318
Santander Drive Auto Receivables Trust 1.200%, 12/17/18	12,000,000	11,976,558
Toyota Auto Receivables Owner Trust 0.400%, 12/15/16	4,020,312	4,019,238

		21,100,849

Asset-Backed - Home Equity—1.7%
ACE Securities Corp. Home Equity Loan Trust 0.572%, 04/25/36 (b)	9,796,016	8,736,495
0.892%, 10/25/35 (b)	7,100,000	6,043,521
Asset-Backed Funding Certificates Trust 1.122%, 06/25/34 (b)	2,549,439	2,373,398
Asset-Backed Securities Corp. Home Equity Loan Trust 0.502%, 05/25/37 (b)	30,804	21,014
0.872%, 11/25/35 (b)	2,000,000	1,796,920
Bear Stearns Asset-Backed Securities I Trust 0.672%, 04/25/37 (b)	14,920,345	11,017,303
0.882%, 02/25/36 (b)	1,000,000	755,055
1.092%, 06/25/35 (b)	7,500,000	6,615,704
1.422%, 10/25/37 (b)	4,785,443	4,416,020
Bear Stearns Asset-Backed Securities Trust 1.222%, 10/27/32 (b)	19,042	18,137
Citigroup Mortgage Loan Trust, Inc. 0.582%, 12/25/36 (144A) (b)	11,908,572	7,800,377
0.592%, 05/25/37 (b)	13,485,000	12,287,527
HSI Asset Securitization Corp. Trust 0.592%, 12/25/36 (b)	12,659,395	5,327,932
Merrill Lynch Mortgage Investors Trust 0.922%, 06/25/36 (b)	2,461,637	2,340,654
Morgan Stanley ABS Capital I, Inc. 0.482%, 05/25/37 (b)	298,464	188,799

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
Morgan Stanley Home Equity Loan Trust 0.592%, 04/25/37 (b)	6,152,615	$3,433,482
Option One Mortgage Corp. Asset-Backed Certificates 1.062%, 08/25/33 (b)	18,764	17,748
Renaissance Home Equity Loan Trust 1.302%, 08/25/33 (b)	113,328	105,988
5.812%, 11/25/36	23,845,894	12,927,166
Residential Asset Securities Corp. Trust 0.702%, 06/25/36 (b)	6,000,000	4,753,514
1.002%, 06/25/33 (b)	1,202,513	1,023,953
1.187%, 03/25/34 (b)	2,275,859	2,109,953
Soundview Home Loan Trust 0.602%, 05/25/36 (b)	9,592,483	9,064,713

		103,175,373

Asset-Backed - Manufactured Housing—0.0%
Conseco Financial Corp. 6.220%, 03/01/30	49,871	52,025
Mid-State Trust 7.791%, 03/15/38	128,444	138,686

		190,711

Asset-Backed - Other—5.8%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 1.202%, 05/25/34 (b)	5,736,092	5,271,146
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 0.802%, 02/25/36 (b)	7,558,061	5,105,058
BlackRock Senior Income 0.557%, 04/20/19 (144A) (b)	1,093,674	1,086,642
Bridgeport CLO II, Ltd. 0.763%, 06/18/21 (144A) (b)	3,617,766	3,540,838
Celf Loan Partners IV plc 0.997%, 05/03/23 (GBP) (b)	11,399,620	16,294,943
Chapel B.V. 0.577%, 11/17/64 (EUR) (b)	2,627,999	2,706,367
CIFC Funding, Ltd. 1.587%, 01/19/23 (144A) (b)	3,919,128	3,919,128
Citigroup Mortgage Loan Trust, Inc. 0.482%, 07/25/45 (b)	455,750	311,898
0.662%, 10/25/36 (b)	12,103,393	11,695,044
Countrywide Asset-Backed Certificates 0.562%, 02/25/37 (b)	2,730,033	2,654,486
0.572%, 05/25/37 (b)	3,418,367	3,090,856
0.572%, 06/25/47 (b)	996,176	887,290
0.602%, 06/25/36 (b)	3,771,796	3,700,916
0.622%, 06/25/47 (b)	12,912,726	9,329,521
0.982%, 12/25/35 (b)	3,500,000	3,290,814
5.049%, 10/25/46 (b)	15,386,718	14,500,138
5.397%, 10/25/32 (b)	13,233,257	11,434,284
CWABS Asset-Backed Certificates Trust 0.572%, 03/25/47 (b)	3,582,939	3,172,050
0.772%, 04/25/36 (b)	7,818,191	7,701,076

Asset-Backed - Other—(Continued)
CWABS Asset-Backed Certificates Trust 1.122%, 11/25/35 (b)	10,000,000	8,150,572
1.427%, 01/25/35 (b)	6,013,387	6,013,076
First Franklin Mortgage Loan Trust 0.562%, 12/25/36 (b)	8,316,676	5,175,217
0.782%, 10/25/35 (b)	10,089,379	9,394,728
1.847%, 10/25/34 (b)	5,362,296	4,485,029
GSAMP Trust 0.592%, 12/25/36 (b)	3,650,905	2,017,256
0.812%, 01/25/36 (b)	14,600,000	12,105,403
1.742%, 12/25/34 (b)	7,758,233	5,374,716
Harvest CLO V S.A. 0.205%, 04/05/24 (EUR) (b)	6,704,357	7,211,482
Hillmark Funding, Ltd. 0.628%, 05/21/21 (144A) (b)	14,167,324	13,905,809
Home Equity Loan Trust 0.652%, 04/25/37 (b)	15,900,000	9,287,289
Home Equity Mortgage Loan Asset-Backed Trust 0.672%, 03/25/36 (b)	5,984,341	5,841,082
LCM IX L.P. 1.521%, 07/14/22 (144A) (b)	8,301,273	8,250,262
Lehman XS Trust 0.592%, 02/25/37 (b)	14,310,443	8,012,869
1.222%, 10/25/35 (b)	5,820,796	5,419,362
Lockwood Grove CLO, Ltd. 1.690%, 01/25/24 (144A) (b)	14,900,000	14,826,647
Long Beach Mortgage Loan Trust 1.202%, 08/25/35 (b)	10,000,000	7,368,464
Morgan Stanley ABS Capital I, Inc. Trust 1.382%, 06/25/35 (b)	7,037,350	6,910,512
Mountain View Funding CLO, Ltd. 0.581%, 04/15/19 (144A) (b)	1,779,531	1,770,330
OneMain Financial Issuance Trust 3.190%, 03/18/26 (144A)	6,900,000	6,857,220
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 0.912%, 09/25/35 (b)	5,000,000	3,994,960
1.472%, 10/25/34 (b)	5,800,000	4,929,968
2.222%, 12/25/34 (b)	4,636,570	4,028,432
Penta CLO S.A. 0.172%, 06/04/24 (EUR) (b)	1,063,060	1,142,014
Popular ABS Mortgage Pass-Through Trust 0.512%, 06/25/47 (b)	113,764	113,162
RAMP Trust 0.722%, 05/25/36 (b)	32,629,717	24,330,584
Residential Asset Securities Corp. Trust 0.582%, 11/25/36 (b)	11,160,058	9,534,308
RMAT LLC 4.090%, 07/27/20 (144A)	9,481,242	9,414,868
Securitized Asset-Backed Receivables LLC Trust 0.672%, 05/25/36 (b)	10,813,721	6,157,560
Small Business Administration Participation Certificates 5.500%, 10/01/18	7,519	7,791
6.220%, 12/01/28	3,942,347	4,478,732

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Soundview Home Loan Trust 0.532%, 02/25/37 (b)	2,688,093	$1,122,425
Specialty Underwriting & Residential Finance Trust 0.692%, 04/25/37 (b)	5,929,031	3,361,810
Structured Asset Investment Loan Trust 1.157%, 08/25/35 (b)	8,760,000	8,434,400
Structured Asset Securities Corp. Mortgage Loan Trust 0.582%, 03/25/36 (b)	4,598,282	4,412,825
1.322%, 08/25/37 (b)	983,061	927,986
Sunrise S.r.l. 0.396%, 08/27/31 (EUR) (b)	910,776	989,349
United States Small Business Administration 5.471%, 03/10/18	809,428	867,142
Wells Fargo Home Equity Asset-Backed Securities Trust 0.902%, 12/25/35 (b)	20,861,000	17,349,543
Wood Street CLO B.V. 0.231%, 11/22/21 (EUR) (b)	1,139,584	1,233,720

		364,901,399

Asset-Backed - Student Loan—0.0%
SLM Private Education Loan Trust 2.981%, 12/16/19 (144A) (b)	160,319	160,446
SLM Student Loan Trust 0.450%, 01/25/19 (b)	1,502,112	1,491,012

		1,651,458

Total Asset-Backed Securities (Cost $480,666,987)		491,019,790

Mortgage-Backed Securities—5.7%

Collateralized Mortgage Obligations—3.8%
Adjustable Rate Mortgage Trust 2.797%, 11/25/35 (b)	604,663	513,152
Aire Valley Mortgages plc 0.167%, 09/20/66 (EUR) (b)	4,058,440	4,282,785
Alternative Loan Trust 5.500%, 02/25/36	5,489,548	4,934,101
Alternative Loan Trust Resecuritization 3.942%, 03/25/47 (b)	6,017,424	5,618,266
American Home Mortgage Assets Trust 1.177%, 11/25/46 (b)	4,086,724	2,073,658
American Home Mortgage Investment Trust 2.654%, 02/25/45 (b)	1,542,920	1,538,711
Banc of America Alternative Loan Trust 16.012%, 09/25/35 (b)	5,525,564	6,708,163
26.714%, 11/25/46 (b)	2,265,666	3,466,366
Banc of America Funding Trust 2.754%, 05/25/35 (b)	1,638,556	1,666,483
2.801%, 02/20/36 (b)	4,552,392	4,515,588
3.007%, 01/20/47 (b)	281,507	236,691

Collateralized Mortgage Obligations—(Continued)
Banc of America Funding, Ltd. 0.503%, 10/03/39 (144A) (b)	8,848,466	8,801,189
BCAP LLC Trust 4.000%, 02/26/37 (144A) (b)	2,313,371	2,298,008
5.250%, 02/26/36 (144A)	6,464,768	5,725,517
5.250%, 08/26/37 (144A)	8,642,113	8,952,426
Bear Stearns Adjustable Rate Mortgage Trust 2.320%, 08/25/35 (b)	24,068	24,284
2.480%, 08/25/35 (b)	706,512	708,174
2.581%, 02/25/33 (b)	16,138	15,523
2.842%, 10/25/35 (b)	5,165,565	5,130,569
Bear Stearns ALT-A Trust 1.262%, 11/25/34 (b)	581,094	568,965
2.601%, 05/25/35 (b)	1,836,055	1,774,410
2.702%, 11/25/36 (b)	3,073,576	2,206,704
2.726%, 09/25/35 (b)	1,476,531	1,244,629
2.760%, 11/25/36 (b)	5,194,149	3,937,944
4.687%, 05/25/36 (b)	2,955,751	2,057,124
Bear Stearns Structured Products, Inc. Trust 2.566%, 12/26/46 (b)	1,138,963	842,833
2.693%, 01/26/36 (b)	1,561,117	1,282,594
Chase Mortgage Finance Trust 2.466%, 03/25/37 (b)	2,526,134	2,352,785
2.700%, 12/25/35 (b)	4,701,599	4,483,308
5.413%, 09/25/36 (b)	4,636,325	4,075,408
ChaseFlex Trust 0.722%, 07/25/37 (b)	7,074,881	5,726,311
Chevy Chase Funding LLC Mortgage-Backed Certificate 0.672%, 08/25/35 (144A) (b)	56,254	50,355
CHL Mortgage Pass-Through Trust 5.500%, 12/25/34	9,358,462	9,439,594
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	3,550,372	3,668,211
Citigroup Mortgage Loan Trust, Inc. 2.311%, 10/25/46 (b)	2,620,881	2,141,174
2.420%, 09/25/35 (b)	856,385	859,850
2.430%, 09/25/35 (b)	2,501,269	2,500,886
2.730%, 10/25/35 (b)	4,437,381	4,393,658
Countrywide Alternative Loan Trust 0.612%, 03/20/46 (b)	240,457	180,831
4.578%, 05/25/35 (b) (l)	2,752,224	249,894
Countrywide Home Loan Mortgage Pass-Through Trust 0.712%, 04/25/35 (b)	113,263	98,820
0.742%, 03/25/35 (b)	886,907	778,767
2.559%, 09/20/36 (b)	4,464,953	3,959,068
Countrywide Home Reperforming Loan REMIC Trust 0.762%, 06/25/35 (144A) (b)	2,619,174	2,278,167
Credit Suisse First Boston Mortgage Securities Corp. 0.824%, 03/25/32 (144A) (b)	70,114	64,684
6.000%, 11/25/35	2,632,252	2,028,902
Deutsche Alt-A Securities Mortgage Loan Trust 0.612%, 08/25/47 (b)	6,919,868	5,520,193

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Downey Savings & Loan Association Mortgage Loan Trust 2.547%, 07/19/44 (b)	712,815	$709,165
First Horizon Alternative Mortgage Securities Trust 4.278%, 01/25/36 (b) (l)	42,324,361	5,184,916
First Horizon Mortgage Pass-Through Trust 2.723%, 08/25/35 (b)	382,169	339,154
Granite Mortgages plc 0.329%, 01/20/44 (EUR) (b)	66,536	72,291
0.962%, 01/20/44 (GBP) (b)	107,028	157,744
GreenPoint MTA Trust 0.862%, 06/25/45 (b)	77,693	68,354
GSR Mortgage Loan Trust 2.692%, 04/25/36 (b)	3,469,820	3,111,011
2.806%, 09/25/35 (b)	64,167	65,557
6.000%, 03/25/32	160	165
HarborView Mortgage Loan Trust 0.592%, 01/19/38 (b)	176,318	143,810
0.622%, 05/19/35 (b)	1,255,219	1,042,304
IndyMac ARM Trust 1.842%, 01/25/32 (b)	547	509
1.864%, 01/25/32 (b)	31,673	30,443
IndyMac INDX Mortgage Loan Trust 0.632%, 05/25/46 (b)	8,881,746	7,276,025
JPMorgan Mortgage Trust 2.534%, 07/25/35 (b)	3,024,435	2,986,941
5.750%, 01/25/36	481,963	420,327
MASTR Alternative Loan Trust 0.822%, 03/25/36 (b)	738,730	179,136
Merrill Lynch Mortgage Investors Trust 0.672%, 11/25/35 (b)	105,467	98,629
0.802%, 08/25/35 (b)	7,264,758	6,586,832
1.244%, 10/25/35 (b)	173,739	164,556
Morgan Stanley Re-REMIC Trust 0.567%, 03/26/37 (144A) (b)	4,865,755	3,281,541
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.976%, 05/25/35	1,630,744	1,386,250
RBSSP Resecuritization Trust 0.461%, 06/27/36 (144A) (b)	8,300,000	6,744,718
Residential Accredit Loans, Inc. Trust 0.602%, 06/25/46 (b)	1,762,006	740,959
0.862%, 06/25/34 (b)	1,911,602	1,875,144
6.000%, 12/25/35	11,548,444	10,066,781
Residential Asset Securitization Trust 0.822%, 05/25/33 (b)	31,241	31,190
6.000%, 06/25/36	4,648,788	3,300,892
RFMSI Trust 0.772%, 06/25/18 (b)	1,233	1,195
Sequoia Mortgage Trust 0.752%, 07/20/33 (b)	333,535	313,440
1.042%, 04/19/27 (b)	1,291,957	1,200,258
Structured Adjustable Rate Mortgage Loan Trust 2.535%, 04/25/35 (b)	8,826,329	8,526,910
2.540%, 01/25/35 (b)	2,419,770	2,294,654
2.586%, 08/25/35 (b)	190,973	177,602

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments II Trust 0.652%, 05/25/45 (b)	1,184,340	1,036,430
0.652%, 07/19/35 (b)	1,089,562	1,027,602
WaMu Mortgage Pass-Through Certificates Trust 1.643%, 08/25/42 (b)	81,980	77,553
1.657%, 06/25/42 (b)	171,618	165,316
Wells Fargo Mortgage-Backed Securities Trust 2.609%, 09/25/33 (b)	755,659	752,347
2.710%, 07/25/36 (b)	8,778,491	8,548,835
2.733%, 10/25/36 (b)	2,900,686	2,747,552
2.744%, 04/25/36 (b)	1,365,821	1,332,166
2.763%, 03/25/36 (b)	14,768,756	14,282,231
5.750%, 03/25/36	5,352,965	5,458,941
5.788%, 04/25/36 (b)	350,724	59,082

		240,043,181

Commercial Mortgage-Backed Securities—1.9%
Banc of America Commercial Mortgage Trust 5.451%, 01/15/49	7,384,301	7,574,488
Bear Stearns Commercial Mortgage Securities Trust 5.331%, 02/11/44	334,322	343,720
5.700%, 06/11/50	5,300,000	5,524,970
Credit Suisse Commercial Mortgage Trust 5.297%, 12/15/39	4,457,355	4,557,725
5.383%, 02/15/40	700,056	713,600
5.467%, 09/15/39	17,583,426	17,769,220
Greenwich Capital Commercial Funding Corp. 5.444%, 03/10/39	6,498,445	6,643,228
JPMorgan Chase Commercial Mortgage Securities Trust 5.420%, 01/15/49	362,183	369,646
5.794%, 02/12/51 (b)	11,929,192	12,400,320
LB-UBS Commercial Mortgage Trust 5.866%, 09/15/45 (b)	11,195,029	11,748,711
ML-CFC Commercial Mortgage Trust 5.485%, 03/12/51 (b)	2,200,000	2,255,616
5.877%, 08/12/49 (b)	7,400,000	7,712,414
Morgan Stanley Capital I Trust 1.467%, 08/14/31 (144A) (b)	22,130,272	22,046,622
Morgan Stanley Re-REMIC Trust 5.795%, 08/12/45 (144A) (b)	768,894	789,894
Wachovia Bank Commercial Mortgage Trust 5.713%, 06/15/49 (b)	16,700,000	17,106,079

		117,556,253

Total Mortgage-Backed Securities (Cost $353,850,871)		357,599,434

Municipals—4.1%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable 8.084%, 02/15/50	6,900,000	10,176,396

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Municipals—(Continued)

Security Description	Principal Amount*	Value
Bay Area Toll Bridge Authority, Build America Bonds 7.043%, 04/01/50	10,400,000	$14,335,048
California Infrastructure & Economic Development Bank Revenue, Build America Bonds 6.486%, 05/15/49	2,500,000	2,967,150
California State General Obligation Unlimited, Build America Bonds 7.625%, 03/01/40	16,600,000	24,174,082
7.950%, 03/01/36	5,700,000	6,818,967
California State Public Works Board Lease Revenue Build America Bonds, Taxable, University Projects 7.804%, 03/01/35	3,100,000	4,028,636
California State University Revenue, Build America Bonds 6.484%, 11/01/41	4,400,000	5,408,128
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds 5.944%, 07/01/40	7,800,000	9,434,334
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	315,000	336,656
6.899%, 12/01/40	14,500,000	16,852,190
City of Chicago, IL General Obligation Unlimited 7.750%, 01/01/42	11,400,000	11,536,686
Clark County NV, Airport Revenue 6.820%, 07/01/45	4,800,000	6,686,208
East Baton Rouge Sewer Commission, Build America Bonds 6.087%, 02/01/45	15,000,000	16,489,350
Irvine Ranch CA, Water District, Build America Bonds, Taxable 6.622%, 05/01/40	21,700,000	27,896,218
Los Angeles CA, Wastewater System Revenue, Build America Bonds 5.713%, 06/01/39	2,300,000	2,714,782
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.166%, 07/01/40	18,190,000	20,384,624
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	1,100,000	1,449,382
Metropolitan Transportation Authority Build America Bonds, Metro Transit Authority 6.089%, 11/15/40	200,000	253,538
Newport Beach CA, Certificates of Participation, Build America Bonds 7.168%, 07/01/40	31,650,000	39,849,882
Pennsylvania Economic Development Financing Authority, Build America Bonds 6.532%, 06/15/39	1,000,000	1,121,700
Port Authority of New York & New Jersey 5.647%, 11/01/40	3,000,000	3,547,170
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit 7.242%, 01/01/41	1,800,000	2,146,428
Regents of the University of California, Medical Center Pooled Revenue, Build America Bonds 6.548%, 05/15/48	3,400,000	4,363,900
State of California General Obligation Unlimited, Build America Bonds 7.500%, 04/01/34	2,900,000	4,046,573
7.550%, 04/01/39	2,900,000	4,212,279
7.600%, 11/01/40	1,900,000	2,820,075
State of Georgia 6.655%, 04/01/57	1,300,000	1,543,724
State of Texas Transportation Commission Revenue, Build America Bonds 5.178%, 04/01/30	2,300,000	2,707,491
State of Wisconsin, General Fund Annual Appropriation Revenue 5.050%, 05/01/18	2,900,000	3,130,231
Tobacco Settlement Financing Authority 7.467%, 06/01/47	7,215,000	6,234,842

Total Municipals (Cost $179,362,690)		257,666,670

Foreign Government—4.0%

Provincial—1.1%
Province of Ontario Canada 1.650%, 09/27/19	7,000,000	6,912,367
3.150%, 06/02/22 (CAD)	9,300,000	7,267,066
4.000%, 06/02/21 (CAD)	31,100,000	25,298,503
4.400%, 04/14/20	2,700,000	2,950,924
Province of Quebec Canada 3.500%, 07/29/20	10,600,000	11,210,168
3.500%, 12/01/22 (CAD)	3,300,000	2,630,413
4.250%, 12/01/21 (CAD)	15,200,000	12,573,257

		68,842,698

Sovereign—2.9%
Banco Nacional de Desenvolvimento Economico e Social 3.375%, 09/26/16 (144A)	2,600,000	2,574,000
4.125%, 09/15/17 (144A) (EUR)	2,700,000	2,729,134
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/16 (BRL)	508,900,000	124,357,730
Export-Import Bank of Korea 4.000%, 01/29/21	2,500,000	2,662,600
5.125%, 06/29/20	2,500,000	2,759,563
Mexican Bonos 8.000%, 06/11/20 (MXN)	372,700,000	23,797,980
Mexican Udibonos 4.000%, 11/08/46 (MXN) (f)	415,594,603	24,413,316

		183,294,323

Total Foreign Government (Cost $321,371,608)		252,137,021

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (m)—0.9%

Security Description	Shares/ Principal/ Notional Amount*	Value

Auto Manufacturers—0.3%
Chrysler Group LLC Term Loan B, 3.500%, 05/24/17	16,028,849	$16,000,398

Healthcare-Services—0.3%
HCA, Inc. Term Loan B5, 3.174%, 03/31/17	21,962,972	21,961,457

Lodging—0.0%
MGM Resorts International Term Loan A, 3.174%, 12/20/17	1,969,543	1,959,696

Sovereign—0.2%
Hellenic Republic Schuldschein Loan, 3.930%, 03/30/16 (EUR) (k)	12,000,000	12,649,768

Transportation—0.1%
Swissport Investments S.A. Term Loan B, 11/30/21 (EUR) (n)	3,000,000	3,260,249

Total Floating Rate Loans (Cost $56,075,379)		55,831,568

Convertible Bond—0.6%

Banks—0.6%
LBG Capital No. 2 plc 15.000%, 12/21/19 (GBP) (Cost $49,775,787)	20,300,000	40,400,452

Preferred Stock—0.4%

Banks—0.4%
GMAC Capital Trust I, 8.125% (b) (Cost $21,508,725)	860,349	21,818,451

Convertible Preferred Stock—0.3%

Banks—0.3%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $11,056,200)	15,450	17,937,450

Purchased Options—0.1%

Interest Rate Swaptions—0.1%
Call - OTC - 1-Year Interest Rate Swap, Exercise Rate 0.800%, Expires 01/19/16 (Counterparty - Morgan Stanley Capital Services, LLC) (k)	249,500,000	4,616
Call - OTC - 10-Year Interest Rate Swap, Exercise Rate 1.750%, Expires 01/29/16 (Counterparty - Morgan Stanley Capital Services, LLC) (k)	42,200,000	$3,519
Call - OTC - 2-Year Interest Rate Swap, Exercise Rate 2.100%, Expires 01/30/18 (Counterparty - JPMorgan Chase Bank N.A.) (k)	83,600,000	782,019
Call - OTC - 5-Year Interest Rate Swap, Exercise Rate 1.500%, Expires 01/29/16 (Counterparty - Morgan Stanley Capital Services, LLC) (k)	42,200,000	12,293
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 2.580%, Expires 05/12/16 (Counterparty - Morgan Stanley Capital Services, LLC) (k)	34,200,000	214,732
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 2.580%, Expires 05/23/16 (Counterparty - Morgan Stanley Capital Services, LLC) (k)	79,800,000	553,022
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.905%, Expires 08/20/18 (Counterparty - Morgan Stanley Capital Services, LLC) (k)	10,200,000	865,120
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.930%, Expires 08/20/18 (Counterparty - Goldman Sachs Bank USA) (k)	11,900,000	987,849
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.940%, Expires 08/20/18 (Counterparty - Goldman Sachs Bank USA) (k)	10,400,000	849,059
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 3.020%, Expires 08/21/17 (Counterparty - Morgan Stanley Capital Services, LLC) (k)	22,600,000	1,182,807

		5,455,036

Options on Exchange-Traded Futures Contracts—0.0%
Put - U.S. Treasury Note 5-Year Futures @109.00, Expires 02/19/16	3,500	27,346
Put - U.S. Treasury Note 5-Year Futures @110.50, Expires 02/19/16	946	7,391
Put - U.S. Treasury Note 5-Year Futures @111.00, Expires 02/19/16	1,058	8,266

		43,003

Total Purchased Options (Cost $10,871,830)		5,498,039

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—2.8%

Security Description	Principal Amount*	Value

Commercial Paper—0.1%
Deutsche Telekom AG 0.810%, 01/12/16 (o)	6,500,000	$6,498,391

Repurchase Agreements—2.4%
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 12/31/15 at 0.550% to be repurchased at $138,108,439 on 01/04/16, collateralized by $141,557,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $140,650,186.	138,100,000	138,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/15 at 0.500% to be repurchased at $8,400,467 on 01/04/16, collateralized by $8,285,000 U.S. Treasury Bond at 3.125% due 02/15/43 with a value of $8,491,479.	8,400,000	8,400,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $1,433,922 on 01/04/16, collateralized by $1,465,000 U.S. Treasury Note at 1.625% due 07/31/20 with a value of $1,466,831.	1,433,917	1,433,917

		147,933,917

U.S. Treasury—0.3%
U.S. Treasury Bills 0.112%, 01/21/16 (h) (o)	3,335,000	3,334,784
0.118%, 01/14/16 (h) (o)	2,904,000	2,903,869
0.200%, 01/07/16 (h) (o)	70,000	69,997
0.566%, 06/30/16 (e) (h) (o) (p) (q)	9,600,000	9,573,001

		15,881,651

Total Short-Term Investments (Cost $170,313,959)		170,313,959

Total Investments—131.7% (Cost $8,338,743,246) (r)		8,244,014,510
Other assets and liabilities (net)—(31.7)%		(1,982,438,071)

Net Assets—100.0%		$6,261,576,439

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.1% of net assets.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements.)
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2015, the market value of securities pledged was $90,137,763.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $16,652,272.
(h)	All or a portion of the security was pledged as collateral against open OTC swap contracts and open forward foreign currency exchange contracts. As of December 31, 2015, the market value of securities pledged was $15,475,363.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $40,880,820, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(k)	Illiquid security. As of December 31, 2015, these securities represent 0.4% of net assets.
(l)	Interest only security.
(m)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(n)	This loan will settle after December 31, 2015, at which time the interest rate will be determined.
(o)	The rate shown represents current yield to maturity.
(p)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2015, the value of securities pledged amounted to $423,805.
(q)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2015, the value of securities pledged amounted to $768,832.
(r)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $8,389,934,410. The aggregate unrealized appreciation and depreciation of investments were $112,900,011 and $(258,819,911), respectively, resulting in net unrealized depreciation of $(145,919,900) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $506,034,212, which is 8.1% of net assets.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Blackstone CQP Holdco L.P. 9.296%, 03/19/19	06/25/14 - 12/31/15	$4,017,287	$4,087,287	$4,006,784
Latam Airlines Pass-Through Trust 4.500%, 08/15/25	10/07/15	3,000,000	2,830,458	2,760,000
MPLX L.P. 4.875%, 06/01/25	05/28/15	6,700,000	6,631,040	5,996,500
Mizuho Bank, Ltd. 2.150%, 10/20/18	10/13/15	7,200,000	7,196,094	7,171,870
Piper Jaffray Cos. 5.060%, 10/09/18	10/08/15	5,000,000	5,000,000	4,974,550
Societe Generale S.A. 4.250%, 04/14/25	04/08/15	10,900,000	10,739,722	10,286,472
SteelRiver Transmission Co. LLC 4.710%, 06/30/17	11/17/10	5,546,156	5,546,169	5,684,644

				$40,880,820

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	36,072,068	BNP Paribas S.A.	01/05/16	$9,301,000	$(183,258)
BRL	50,490,648	BNP Paribas S.A.	01/05/16	13,365,447	(603,198)
BRL	5,500,000	Barclays Bank plc	01/05/16	1,375,000	15,205
BRL	32,842,186	Citibank N.A.	01/05/16	8,677,161	(375,818)
BRL	573,200,000	Citibank N.A.	01/05/16	144,263,681	620,995
BRL	7,531,452	Deutsche Bank AG	01/05/16	1,965,000	(61,315)
BRL	13,354,926	Deutsche Bank AG	01/05/16	3,406,000	(30,347)
BRL	14,530,049	Deutsche Bank AG	01/05/16	3,729,000	(56,318)
BRL	16,440,270	Deutsche Bank AG	01/05/16	4,235,000	(79,482)
BRL	17,118,653	Deutsche Bank AG	01/05/16	4,357,000	(30,010)
BRL	17,967,175	Deutsche Bank AG	01/05/16	4,682,000	(140,534)
BRL	18,491,255	Deutsche Bank AG	01/05/16	4,876,000	(202,065)
BRL	20,028,364	Deutsche Bank AG	01/05/16	4,952,000	110,462
BRL	21,591,620	Deutsche Bank AG	01/05/16	5,661,000	(203,402)
BRL	26,167,658	Deutsche Bank AG	01/05/16	6,838,000	(223,742)
BRL	26,612,251	Deutsche Bank AG	01/05/16	6,992,000	(265,365)
BRL	31,609,261	Deutsche Bank AG	01/05/16	8,207,000	(217,297)
BRL	32,419,735	Deutsche Bank AG	01/05/16	8,226,000	(31,438)
BRL	32,830,452	Deutsche Bank AG	01/05/16	8,491,000	(192,624)
BRL	35,520,412	Deutsche Bank AG	01/05/16	9,098,000	(119,697)
BRL	89,533,102	Deutsche Bank AG	01/05/16	22,928,985	(298,185)
BRL	29,871,800	Goldman Sachs Bank USA	01/05/16	7,650,021	(99,487)
BRL	573,200,000	JPMorgan Chase Bank N.A.	01/05/16	146,793,690	(1,909,014)
BRL	17,118,653	Deutsche Bank AG	02/02/16	4,350,246	(65,803)
BRL	20,028,364	Deutsche Bank AG	02/02/16	4,959,971	52,712
BRL	93,094,304	Deutsche Bank AG	02/02/16	23,525,891	(226,322)
BRL	3,798,695	JPMorgan Chase Bank N.A.	01/03/18	1,103,470	(340,907)
CAD	100,686,439	Societe Generale Paris	01/05/16	72,665,418	100,747
CAD	28,653,000	Citibank N.A.	02/11/16	21,488,631	(779,254)
CAD	1,518,000	JPMorgan Chase Bank N.A.	02/11/16	1,138,023	(40,866)
CAD	4,882,000	JPMorgan Chase Bank N.A.	02/11/16	3,680,434	(151,897)
CHF	18,603,000	JPMorgan Chase Bank N.A.	02/11/16	18,249,921	352,551
CHF	5,117,000	UBS AG, Stamford	02/11/16	5,020,639	96,216
CNY	194,576,224	Deutsche Bank AG	01/29/16	30,440,586	(520,943)
DKK	22,080,000	JPMorgan Chase Bank N.A.	02/11/16	3,190,036	28,748
EUR	24,880,000	Goldman Sachs Bank USA	01/05/16	27,017,707	20,628
EUR	37,999,000	Goldman Sachs Bank USA	01/05/16	40,503,047	792,359

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	51,899,000	Goldman Sachs Bank USA	01/05/16	$55,159,913	$1,241,315
EUR	10,647,000	JPMorgan Chase Bank N.A.	01/05/16	11,292,169	278,456
EUR	16,998,000	JPMorgan Chase Bank N.A.	01/05/16	18,412,152	60,421
EUR	196,440,208	UBS AG, Stamford	01/05/16	214,571,640	(1,090,282)
EUR	15,175,000	JPMorgan Chase Bank N.A.	02/11/16	16,678,208	(171,719)
EUR	17,056,000	Deutsche Bank AG	06/13/16	23,052,890	(4,431,838)
GBP	2,716,000	Citibank N.A.	01/05/16	4,109,270	(105,343)
GBP	58,250,000	Citibank N.A.	01/05/16	86,445,691	(573,540)
GBP	1,071,000	JPMorgan Chase Bank N.A.	01/05/16	1,614,980	(36,111)
GBP	771,000	UBS AG, Stamford	01/05/16	1,162,227	(25,619)
GBP	795,000	UBS AG, Stamford	01/05/16	1,193,473	(21,484)
GBP	698,000	UBS AG, Stamford	02/02/16	1,033,521	(4,447)
GBP	886,000	Citibank N.A.	02/11/16	1,322,512	(16,252)
ILS	13,088,574	BNP Paribas S.A.	02/18/16	3,364,000	2,406
ILS	58,869,735	BNP Paribas S.A.	02/18/16	15,178,954	(37,548)
ILS	20,895,891	Barclays Bank plc	02/18/16	5,383,000	(8,538)
ILS	14,236,976	Citibank N.A.	02/18/16	3,677,000	(15,223)
ILS	16,091,000	Citibank N.A.	02/18/16	4,136,929	1,706
ILS	40,652,000	JPMorgan Chase Bank N.A.	02/18/16	10,633,709	(177,939)
ILS	285,818,035	JPMorgan Chase Bank N.A.	02/18/16	73,499,636	13,294
ILS	24,517,246	Societe Generale Paris	02/18/16	6,348,000	(42,119)
ILS	43,579,507	Societe Generale Paris	02/18/16	11,261,000	(52,270)
ILS	51,609,203	Societe Generale Paris	02/18/16	13,337,779	(63,796)
INR	1,570,396,904	UBS AG, Stamford	01/21/16	23,631,693	44,268
JPY	551,000,000	Citibank N.A.	01/05/16	4,468,522	115,695
JPY	568,500,000	Goldman Sachs Bank USA	01/05/16	4,624,287	105,527
JPY	1,032,500,000	Goldman Sachs Bank USA	01/05/16	8,446,678	143,529
JPY	18,085,000,000	Goldman Sachs Bank USA	01/05/16	147,813,649	2,650,180
JPY	31,645,976,028	JPMorgan Chase Bank N.A.	01/05/16	261,523,592	1,765,031
JPY	1,964,900,000	UBS AG, Stamford	01/05/16	15,977,161	370,441
JPY	2,388,700,000	UBS AG, Stamford	01/05/16	19,668,889	204,650
JPY	520,200,000	Citibank N.A.	02/12/16	4,225,302	106,068
JPY	1,565,700,000	Citibank N.A.	02/12/16	12,746,568	290,006
JPY	1,875,700,000	Citibank N.A.	02/12/16	15,259,860	357,884
JPY	8,616,800,000	UBS AG, Stamford	02/12/16	70,448,594	1,297,943
KRW	9,285,195,450	Deutsche Bank AG	01/19/16	7,944,144	(28,408)
KRW	12,485,476,100	Deutsche Bank AG	01/21/16	10,680,476	(37,045)
KRW	9,110,134,000	Goldman Sachs Bank USA	01/21/16	7,797,769	(31,699)
KRW	10,869,768,600	JPMorgan Chase Bank N.A.	01/21/16	9,371,298	(105,201)
KRW	12,204,343,800	JPMorgan Chase Bank N.A.	01/21/16	10,516,000	(112,225)
KRW	18,166,958,400	JPMorgan Chase Bank N.A.	01/21/16	15,540,597	(53,902)
MXN	6,241,000	Barclays Bank plc	03/14/16	361,374	(1,025)
MXN	15,208,000	Barclays Bank plc	03/14/16	881,240	(3,146)
MXN	57,935,000	Barclays Bank plc	03/14/16	3,362,118	(17,013)
MXN	54,057,120	Goldman Sachs Bank USA	03/14/16	3,120,000	1,200
MXN	162,367,000	JPMorgan Chase Bank N.A.	03/14/16	9,507,656	(132,761)
MXN	812,441,000	JPMorgan Chase Bank N.A.	03/14/16	47,188,302	(278,835)
MXN	65,162,565	UBS AG, Stamford	03/14/16	3,770,000	(7,584)
MXN	114,685,850	UBS AG, Stamford	03/14/16	6,632,000	(10,163)
MYR	12,468,183	Deutsche Bank AG	01/19/16	2,933,000	(32,079)
MYR	44,298,380	Deutsche Bank AG	01/19/16	10,214,060	92,662
MYR	4,605,750	UBS AG, Stamford	01/19/16	1,068,000	3,601
MYR	47,671,010	UBS AG, Stamford	01/19/16	11,280,409	(188,991)
MYR	31,008,915	Citibank N.A.	05/24/16	7,203,000	(46,965)
MYR	33,786,720	Deutsche Bank AG	05/24/16	7,920,000	(122,922)
MYR	8,243,598	JPMorgan Chase Bank N.A.	05/24/16	1,914,000	(11,596)
PHP	178,100,160	Citibank N.A.	01/21/16	3,806,372	(25,156)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
PHP	325,955,000	UBS AG, Stamford	01/21/16	$6,910,218	$10,080
RUB	517,330,125	Societe Generale Paris	01/20/16	7,605,000	(534,701)
RUB	698,792,160	Societe Generale Paris	01/20/16	10,622,848	(1,072,525)
RUB	2,942,636,706	Societe Generale Paris	01/20/16	44,685,270	(4,468,546)
RUB	255,296,100	Goldman Sachs Bank USA	03/23/16	3,460,000	(27,336)
RUB	1,191,800,824	Societe Generale Paris	03/23/16	17,739,091	(1,714,358)
RUB	4,158,758,991	Societe Generale Paris	04/15/16	57,362,193	(1,804,050)
THB	181,888,000	UBS AG, Stamford	02/26/16	5,061,583	(13,784)
TRY	14,921,071	Barclays Bank plc	01/20/16	5,098,000	(5,280)
TRY	14,330,001	Citibank N.A.	01/20/16	4,889,000	1,982
TRY	11,239,477	Goldman Sachs Bank USA	01/20/16	3,814,000	22,153
TRY	65,212,869	Goldman Sachs Bank USA	01/20/16	22,324,000	(66,156)
TRY	7,340,000	JPMorgan Chase Bank N.A.	01/20/16	2,498,762	6,458

Contracts to Deliver
BRL	86,562,716	BNP Paribas S.A.	01/05/16	22,168,284	288,293
BRL	5,500,000	Barclays Bank plc	01/05/16	1,408,523	18,317
BRL	606,042,186	Citibank N.A.	01/05/16	155,204,411	2,018,393
BRL	291,505,312	Deutsche Bank AG	01/05/16	77,179,061	3,496,833
BRL	93,094,304	Deutsche Bank AG	01/05/16	23,757,638	226,692
BRL	20,028,364	Deutsche Bank AG	01/05/16	5,012,103	(50,359)
BRL	17,118,653	Deutsche Bank AG	01/05/16	4,393,341	66,351
BRL	29,871,800	Goldman Sachs Bank USA	01/05/16	7,861,000	310,466
BRL	355,900,000	JPMorgan Chase Bank N.A.	01/05/16	123,084,904	33,125,978
BRL	217,300,000	JPMorgan Chase Bank N.A.	01/05/16	72,946,390	18,020,639
BRL	439,900,000	Citibank N.A.	04/04/16	129,097,579	21,231,135
BRL	69,000,000	Citibank N.A.	04/04/16	20,372,011	3,452,746
BRL	85,642,326	Credit Suisse International	04/04/16	20,597,000	(403,075)
BRL	75,000,000	UBS AG, Stamford	07/05/17	26,417,753	10,499,510
BRL	3,798,695	BNP Paribas S.A.	01/03/18	1,111,054	348,491
CAD	100,076,439	JPMorgan Chase Bank N.A.	01/05/16	75,103,052	2,777,734
CAD	610,000	JPMorgan Chase Bank N.A.	01/05/16	437,900	(2,947)
CAD	100,686,439	Societe Generale Paris	02/02/16	72,673,983	(96,489)
CAD	621,000	Citibank N.A.	02/11/16	458,589	9,752
CAD	702,000	JPMorgan Chase Bank N.A.	02/11/16	527,640	20,259
CHF	12,682,000	JPMorgan Chase Bank N.A.	02/11/16	12,695,681	14,041
CHF	9,839,000	JPMorgan Chase Bank N.A.	02/11/16	9,873,589	34,868
CHF	1,072,000	JPMorgan Chase Bank N.A.	02/11/16	1,069,262	(2,707)
CNY	196,801,735	BNP Paribas S.A.	01/29/16	30,064,426	(197,429)
CNY	74,183,863	BNP Paribas S.A.	09/14/16	11,275,000	(695)
CNY	77,233,711	UBS AG, Stamford	09/14/16	11,743,000	3,739
CNY	149,800,752	JPMorgan Chase Bank N.A.	09/30/16	22,832,000	79,157
CNY	61,149,914	JPMorgan Chase Bank N.A.	10/11/16	9,353,000	69,491
CNY	289,629,936	UBS AG, Stamford	10/11/16	44,124,000	153,666
CNY	122,036,124	JPMorgan Chase Bank N.A.	12/05/16	18,332,000	(153,631)
EUR	189,895,000	Citibank N.A.	01/05/16	205,349,320	(1,019,034)
EUR	26,726,000	Citibank N.A.	01/05/16	29,090,153	45,677
EUR	12,664,000	Citibank N.A.	01/05/16	13,748,922	(13,677)
EUR	8,334,000	JPMorgan Chase Bank N.A.	01/05/16	9,128,814	71,841
EUR	101,244,208	UBS AG, Stamford	01/05/16	107,593,739	(2,433,385)
EUR	3,150,000	Deutsche Bank AG	02/01/16	4,238,955	813,410
EUR	196,440,208	UBS AG, Stamford	02/02/16	214,722,899	1,093,973
EUR	10,031,000	JPMorgan Chase Bank N.A.	02/11/16	10,972,558	61,415
EUR	37,241,000	Deutsche Bank AG	06/13/16	50,990,377	10,332,158
EUR	28,951,000	Barclays Bank plc	06/27/16	39,809,073	8,187,170
GBP	60,445,000	Deutsche Bank AG	01/05/16	91,121,140	2,013,119
GBP	3,158,000	UBS AG, Stamford	01/05/16	4,759,033	103,510
GBP	58,250,000	Citibank N.A.	02/02/16	86,448,301	569,305

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
ILS	569,374,241	Deutsche Bank AG	02/18/16	$146,796,068	$351,955
INR	1,555,343,853	Citibank N.A.	01/21/16	23,419,444	(29,571)
JPY	534,300,000	Citibank N.A.	01/05/16	4,401,383	(43,894)
JPY	32,335,176,028	Goldman Sachs Bank USA	01/05/16	264,716,955	(4,305,684)
JPY	14,666,400,000	Goldman Sachs Bank USA	01/05/16	118,916,114	(3,105,601)
JPY	4,422,600,000	Goldman Sachs Bank USA	01/05/16	36,456,524	(338,684)
JPY	1,001,500,000	Goldman Sachs Bank USA	01/05/16	8,141,296	(190,997)
JPY	755,500,000	Goldman Sachs Bank USA	01/05/16	6,213,134	(72,485)
JPY	2,521,100,000	UBS AG, Stamford	01/05/16	20,539,982	(435,100)
JPY	31,645,976,028	JPMorgan Chase Bank N.A.	02/02/16	261,671,612	(1,771,902)
JPY	1,346,300,000	JPMorgan Chase Bank N.A.	02/12/16	10,929,700	(280,072)
JPY	73,700,000	JPMorgan Chase Bank N.A.	02/12/16	598,922	(14,730)
KRW	9,285,195,450	JPMorgan Chase Bank N.A.	01/19/16	8,131,000	215,263
KRW	3,310,967,060	JPMorgan Chase Bank N.A.	01/20/16	2,918,000	95,439
KRW	7,630,807,200	Citibank N.A.	01/21/16	6,654,000	149,004
KRW	14,725,993,000	Credit Suisse International	01/21/16	12,878,000	324,607
KRW	9,285,195,450	Deutsche Bank AG	01/21/16	7,942,853	27,550
KRW	4,822,551,500	Deutsche Bank AG	01/21/16	4,199,000	87,944
KRW	17,402,294,720	JPMorgan Chase Bank N.A.	01/21/16	14,795,353	(39,493)
KRW	7,923,796,000	JPMorgan Chase Bank N.A.	01/21/16	6,831,448	76,689
KRW	5,338,456,200	JPMorgan Chase Bank N.A.	01/21/16	4,566,686	15,839
MXN	89,982,816	BNP Paribas S.A.	03/14/16	5,264,000	68,489
MXN	242,396,000	Citibank N.A.	03/14/16	13,848,747	(146,937)
MXN	1,757,007,751	Goldman Sachs Bank USA	03/14/16	102,463,770	1,016,037
MXN	38,465,858	Goldman Sachs Bank USA	03/14/16	2,227,000	6,023
MXN	57,736,392	UBS AG, Stamford	03/14/16	3,342,000	8,363
MXN	52,329,154	UBS AG, Stamford	03/14/16	3,067,000	45,571
MYR	14,318,964	Goldman Sachs Bank USA	01/14/16	3,366,000	33,270
MYR	23,014,378	Citibank N.A.	01/15/16	5,386,000	29,802
MYR	34,182,720	Goldman Sachs Bank USA	01/15/16	7,968,000	12,564
MYR	19,344,910	Citibank N.A.	01/19/16	4,442,000	(58,901)
MYR	33,480,354	Deutsche Bank AG	01/19/16	7,647,408	(142,328)
MYR	41,158,959	Goldman Sachs Bank USA	01/19/16	9,543,000	(33,286)
MYR	34,536,607	Goldman Sachs Bank USA	01/19/16	7,880,572	(154,919)
MYR	36,636,720	JPMorgan Chase Bank N.A.	01/19/16	8,790,000	265,884
MYR	28,976,351	UBS AG, Stamford	01/19/16	6,856,685	114,876
MYR	28,918,968	UBS AG, Stamford	01/19/16	6,594,224	(134,234)
MYR	116,033,880	Barclays Bank plc	02/26/16	27,238,000	311,905
MYR	41,261,220	Barclays Bank plc	02/26/16	9,618,000	43,180
PHP	519,874,460	Goldman Sachs Bank USA	01/21/16	11,038,846	1,475
RUB	4,158,758,991	Societe Generale Paris	01/20/16	58,747,831	1,910,486
SGD	357,000	Deutsche Bank AG	02/26/16	251,852	498
SGD	11,850,333	Goldman Sachs Bank USA	02/26/16	8,432,000	88,520
SGD	18,031,000	JPMorgan Chase Bank N.A.	02/26/16	12,761,696	66,586
SGD	12,239,000	JPMorgan Chase Bank N.A.	02/26/16	8,582,749	(34,380)
SGD	11,410,738	Societe Generale Paris	02/26/16	8,059,000	25,027
THB	349,127,221	Barclays Bank plc	01/15/16	9,666,000	(33,270)
THB	178,350,900	Barclays Bank plc	02/26/16	4,935,000	(14,637)
THB	343,440,730	Credit Suisse International	02/26/16	9,553,289	22,040
THB	758,955,110	JPMorgan Chase Bank N.A.	02/26/16	20,983,000	(79,703)
TRY	114,133,089	JPMorgan Chase Bank N.A.	01/20/16	38,373,738	(581,097)
TWD	455,342,760	JPMorgan Chase Bank N.A.	01/14/16	13,836,000	(26,906)
TWD	187,109,225	Goldman Sachs Bank USA	01/15/16	5,695,000	(1,571)
TWD	111,103,300	Goldman Sachs Bank USA	01/15/16	3,377,000	(5,558)
TWD	246,853,530	Barclays Bank plc	02/26/16	7,518,000	(724)
TWD	229,280,490	Goldman Sachs Bank USA	02/26/16	7,002,000	18,520
TWD	126,484,190	JPMorgan Chase Bank N.A.	02/26/16	3,879,288	26,802

Net Unrealized Appreciation					$94,669,716

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
3-Month Euribor	03/14/16	942	EUR	235,877,742	$11,773
Euro-Bobl Futures	03/08/16	1,341	EUR	175,512,834	(309,033)
Euro-Schatz Futures	03/08/16	612	EUR	68,230,335	14,981
Put Options on 5 Year Euro-Bobl Futures, Strike EUR 126.50	02/19/16	883	EUR	5,166	(816)
U.S. Treasury Note 5 Year Futures	03/31/16	15,769	USD	1,870,687,182	(4,894,166)

Futures Contracts—Short
90 Day EuroDollar Futures	09/19/16	(1,363)	USD	(336,306,859)	(814,154)
90 Day EuroDollar Futures	12/19/16	(4,509)	USD	(1,111,918,949)	(1,465,876)
90 Day EuroDollar Futures	03/13/17	(1,118)	USD	(275,049,192)	(593,708)
90 Day EuroDollar Futures	09/18/17	(5,843)	USD	(1,433,214,278)	(3,360,309)
90 Day EuroDollar Futures	03/19/18	(661)	USD	(161,609,025)	(559,062)
90 Day Sterling Futures	12/21/16	(1,138)	GBP	(140,922,947)	182,648
90 Day Sterling Futures	03/15/17	(3,540)	GBP	(437,100,436)	(392,969)
90 Day Sterling Futures	06/21/17	(1,163)	GBP	(143,097,209)	(571,865)
90 Day Sterling Futures	09/20/17	(310)	GBP	(38,289,868)	127,139
Canada Government Bond 10 Year Futures	03/21/16	(445)	CAD	(61,493,872)	(900,974)
U.S. Treasury Long Bond Futures	03/21/16	(163)	USD	(24,981,752)	(79,498)
U.S. Treasury Note 10 Year Futures	03/21/16	(3,974)	USD	(501,092,160)	740,722
United Kingdom Long Gilt Bond Futures	03/29/16	(26)	GBP	(3,041,851)	8,595

Net Unrealized Depreciation					$(12,856,572)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Put/USD Call	USD	1.078	Citibank N.A.	01/22/16	(22,000,000)	$(156,185)	$(133,888)	$22,297
USD Call/BRL Put	BRL	4.450	Goldman Sachs Bank USA	01/14/16	(38,200,000)	(785,010)	(19,788)	765,222
USD Call/BRL Put	BRL	4.600	Credit Suisse International	03/14/16	(31,600,000)	(891,120)	(297,798)	593,322
USD Call/BRL Put	BRL	4.550	Deutsche Bank AG	03/17/16	(21,100,000)	(532,564)	(244,359)	288,205
USD Call/MXN Put	MXN	17.400	Goldman Sachs Bank USA	02/05/16	(22,500,000)	(219,600)	(220,658)	(1,058)
USD Call/MXN Put	MXN	17.650	Goldman Sachs Bank USA	03/08/16	(22,500,000)	(253,687)	(265,500)	(11,813)
USD Call/RUB Put	RUB	72.500	Citibank N.A.	02/24/16	(5,100,000)	(97,920)	(198,288)	(100,368)
USD Call/RUB Put	RUB	74.000	Societe Generale Paris	03/09/16	(7,400,000)	(135,420)	(178,340)	(42,920)
USD Call/RUB Put	RUB	71.500	Citibank N.A.	03/09/16	(9,800,000)	(210,210)	(369,460)	(159,250)

Totals						$(3,281,716)	$(1,928,079)	$1,353,637

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] -(Final Index/Intial Index)] or 0	03/10/20	$(5,800,000)	$(43,500)	$(2,987)	$40,513
Floor - OTC CPURNSA Index	215.949	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Intial Index)] or 0	03/12/20	(16,200,000)	(137,080)	(8,343)	128,737
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Intial Index)] or 0	04/07/20	(38,800,000)	(346,040)	(21,507)	324,533
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Intial Index)] or 0	09/29/20	(17,500,000)	(225,750)	(11,181)	214,569
Floor - OTC CPURNSA Index	218.016	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] -(Final Index/Intial Index)] or 0	10/13/20	(18,000,000)	(176,400)	(12,121)	164,279

Totals						$(928,770)	$(56,139)	$872,631

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - 1 Yr. IRS	0.500%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16	$	(166,100,000)	$(99,660)	$(17)	$99,643
Call - 1 Yr. IRS	0.520%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16		(83,400,000)	(50,040)	(8)	50,032
Call - 1 Yr. IRS	0.650%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16		(166,100,000)	(182,710)	(17)	182,693
Call - 1 Yr. IRS	0.660%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/19/16		(83,400,000)	(83,400)	(8)	83,392
Call - 2 Yr. IRS	1.100%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	01/30/18		(83,600,000)	(434,720)	(198,976)	235,744
Call - 2 Yr. IRS	1.600%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	01/30/18		(83,600,000)	(756,580)	(424,646)	331,934
Call - 5 Yr. IRS	1.100%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/29/16		(42,200,000)	(160,360)	(55)	160,305
Call - 5 Yr. IRS	1.300%	Morgan Stanley Capital Services, LLC	3M LIBOR	Receive	01/29/16		(42,200,000)	(244,760)	(966)	243,794
Put - 2 Yr. IRS	2.500%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	05/12/16		(325,100,000)	(1,095,074)	(175,164)	919,910
Put - 2 Yr. IRS	2.500%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	05/23/16		(758,000,000)	(2,368,653)	(456,089)	1,912,564
Put - 5 Yr. IRS	1.900%	Deutsche Bank AG	3M LIBOR	Pay	02/16/16		(74,500,000)	(301,725)	(167,252)	134,473
Put - 5 Yr. IRS	1.900%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	02/16/16		(321,400,000)	(1,323,575)	(721,543)	602,032
Put - 5 Yr. IRS	2.700%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	08/21/17		(99,400,000)	(1,540,700)	(1,017,955)	522,745
Put - 5 Yr. IRS	2.800%	Morgan Stanley Capital Services, LLC	3M LIBOR	Pay	08/20/18		(45,000,000)	(1,003,704)	(762,993)	240,711
Put - 5 Yr. IRS	2.800%	Goldman Sachs Bank USA	3M LIBOR	Pay	08/20/18		(98,200,000)	(2,287,027)	(1,665,020)	622,007

Totals								$(11,932,688)	$(5,590,709)	$6,341,979

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	28-Day TIIE	5.750%	06/05/23	Goldman Sachs Bank USA	MXN	200,000	$(250)	$(486)	$236
Receive	1-Day CDI	15.105%	01/04/21	Deutsche Bank AG	BRL	37,600,000	290,094	—	290,094

Totals							$289,844	$(486)	$290,330

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	4.388%	07/28/17	MXN	576,300,000	$93,436
Pay	28-Day TIIE	4.975%	01/16/20	MXN	70,000,000	(38,206)
Pay	28-Day TIIE	5.010%	10/10/19	MXN	119,200,000	(9,037)
Pay	28-Day TIIE	5.270%	02/05/20	MXN	1,409,900,000	(27,047)
Pay	28-Day TIIE	5.310%	10/22/20	MXN	1,550,000,000	(318,852)
Pay	28-Day TIIE	5.375%	10/07/22	MXN	6,000,000	(472)
Pay	28-Day TIIE	5.430%	11/17/21	MXN	1,237,600,000	(118,622)
Pay	28-Day TIIE	5.495%	09/22/20	MXN	413,300,000	45,363
Pay	28-Day TIIE	5.608%	10/08/21	MXN	380,300,000	167,962
Pay	28-Day TIIE	5.615%	06/02/20	MXN	359,600,000	(10,908)
Pay	28-Day TIIE	5.700%	01/18/19	MXN	194,000,000	(24,453)
Pay	28-Day TIIE	5.780%	10/06/22	MXN	242,600,000	(29,526)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	5.795%	12/10/21	MXN	100,000	$(7)
Pay	28-Day TIIE	5.850%	12/21/21	MXN	141,000,000	(364,515)
Pay	28-Day TIIE	5.920%	12/08/21	MXN	53,000,000	(2,770)
Pay	28-Day TIIE	6.000%	06/07/22	MXN	185,000,000	(19,347)
Pay	28-Day TIIE	6.530%	06/05/25	MXN	111,900,000	(40,475)
Pay	28-Day TIIE	6.960%	07/27/20	MXN	926,000,000	(25,057)
Receive	28-Day TIIE	3.610%	03/14/16	MXN	12,813,000,000	(71,579)
Receive	28-Day TIIE	5.940%	07/13/22	MXN	239,300,000	94,800
Receive	3M LIBOR	2.000%	12/16/19	USD	268,800,000	(2,912,605)
Receive	3M LIBOR	2.000%	12/16/20	USD	241,500,000	(4,425,735)
Receive	3M LIBOR	2.250%	12/16/22	USD	490,100,000	(14,020,676)
Receive	3M LIBOR	2.250%	06/15/26	USD	108,700,000	613,875
Receive	3M LIBOR	2.250%	06/15/26	USD	33,300,000	111,804
Receive	3M LIBOR	2.350%	08/05/25	USD	82,400,000	(1,185,696)
Receive	3M LIBOR	2.500%	12/16/25	USD	37,300,000	(1,026,648)
Receive	3M LIBOR	2.500%	06/15/46	USD	13,800,000	92,751
Receive	3M LIBOR	2.750%	12/16/45	USD	3,400,000	61,271
Receive	3M LIBOR	2.750%	12/16/45	USD	613,960,000	(34,204,661)
Receive	6M LIBOR	1.000%	06/15/18	GBP	68,700,000	347,273
Receive	6M LIBOR	1.250%	09/21/18	GBP	18,900,000	26,577
Receive	6M LIBOR	1.500%	12/16/17	GBP	219,300,000	691,877
Receive	6M LIBOR	1.500%	03/16/18	GBP	308,400,000	(837,822)
Receive	6M LIBOR	1.500%	09/21/18	GBP	25,500,000	108,651
Receive	6M LIBOR	1.880%	10/05/17	GBP	41,300,000	117,856
Receive	1-Day USD Federal Funds Rate Compounded - OIS	0.500%	06/17/16	USD	20,000,000	16,749

Net Unrealized Depreciation						$(57,124,471)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.24	5.000%	06/20/20	4.036%	USD	9,603,000	$(20,004)
CDX.NA.HY.25	5.000%	12/20/20	4.726%	USD	3,600,000	50,729
CDX.NA.IG.25	1.000%	12/20/20	0.885%	USD	11,600,000	39,693

Net Unrealized Appreciation						$70,418

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 4.250%, due 01/07/25	1.000%	03/20/16	Barclays Bank plc	0.000%	USD	25,000,000	$2,378	$(83,901)	$86,279
Brazilian Government International Bond 12.250%, due 03/06/30	1.000%	06/20/16	Deutsche Bank AG	0.000%	USD	3,500,000	(5,583)	(11,731)	6,148
Brazilian Government International Bond 4.250%, due 01/07/25	1.000%	12/20/16	BNP Paribas S.A.	0.000%	USD	15,600,000	(174,057)	(256,458)	82,401

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 4.250%, due 01/07/25	1.000%	12/20/16	Goldman Sachs International	0.000%	USD	8,300,000	$(92,528)	$(141,100)	$48,572
Chesapeake Energy Corp. 6.630%, due 08/15/20	5.000%	09/20/18	Morgan Stanley Capital Services, LLC	3.146%	USD	2,600,000	(1,556,516)	(227,661)	(1,328,855)
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/18	Barclays Bank plc	0.885%	USD	800,000	7,714	7,830	(116)
China Government International Bond 4.250%, due 10/28/14	1.000%	12/20/18	Citibank N.A.	0.000%	USD	2,200,000	21,213	20,448	765
Goldman Sachs Group, Inc. 5.950%, due 01/18/18	1.000%	09/20/20	Barclays Bank plc	0.000%	USD	12,000,000	101,072	(11,456)	112,528
Goldman Sachs Group, Inc. 5.950%, due 01/18/18	1.000%	09/20/20	Credit Suisse International	0.000%	USD	10,500,000	88,438	—	88,438
Goldman Sachs Group, Inc. 5.950%, due 01/18/18	1.000%	12/20/20	Credit Suisse International	0.000%	USD	8,800,000	55,679	(34,495)	90,174
Goldman Sachs Group, Inc. 5.950%, due 01/18/18	1.000%	12/20/20	JPMorgan Chase Bank N.A.	0.000%	USD	9,100,000	57,578	(40,113)	97,691
Italy Government International Bond 6.875%, due 09/27/23	1.000%	09/20/16	Deutsche Bank AG	0.000%	USD	7,900,000	44,740	50,080	(5,340)
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	06/20/16	Citibank N.A.	0.000%	USD	10,000,000	22,287	(21,564)	43,851
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	09/20/16	Goldman Sachs International	0.000%	USD	4,600,000	13,988	(21,933)	35,921
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	09/20/16	JPMorgan Chase Bank N.A.	0.000%	USD	2,000,000	6,954	11,531	(4,577)
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	09/20/16	Morgan Stanley Capital Services, LLC	0.000%	USD	9,400,000	32,686	(40,540)	73,226
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	09/20/16	UBS AG, Stamford	0.000%	USD	4,100,000	12,468	(17,990)	30,458
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/16	Citibank N.A.	0.000%	USD	5,000,000	17,320	65,986	(48,666)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/16	JPMorgan Chase Bank N.A.	0.000%	USD	1,200,000	4,157	16,197	(12,040)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	06/20/17	Goldman Sachs International	0.000%	USD	2,900,000	5,664	(12,796)	18,460
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/19	Citibank N.A.	0.000%	USD	20,800,000	(352,603)	123,151	(475,754)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	09/20/20	Citibank N.A.	0.000%	USD	9,100,000	(256,393)	(207,144)	(49,249)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	09/20/20	Goldman Sachs International	0.000%	USD	24,500,000	(695,792)	(555,418)	(140,374)

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/20	Barclays Bank plc	0.000%	USD	11,400,000	$(366,326)	$(424,605)	$58,279
Mexico Government International Bond 5.950% due 03/19/19	1.000%	12/20/20	Citibank N.A.	0.771%	USD	15,100,000	(485,222)	(643,098)	157,876
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/20	Deutsche Bank AG	0.000%	USD	22,200,000	(713,373)	(856,133)	142,760
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/20	Goldman Sachs International	0.000%	USD	13,100,000	(420,954)	(457,018)	36,064
Morgan Stanley 6.000%, due 04/28/15	1.000%	09/20/18	Deutsche Bank AG	0.000%	USD	24,100,000	282,457	298,407	(15,950)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	12/20/19	BNP Paribas S.A.	0.000%	USD	7,900,000	(2,182,659)	(819,205)	(1,363,454)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	12/20/19	Barclays Bank plc	0.000%	USD	5,800,000	(1,598,861)	(719,567)	(879,294)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	12/20/19	Goldman Sachs International	0.000%	USD	2,600,000	(718,343)	(282,685)	(435,658)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	03/20/20	BNP Paribas S.A.	0.000%	USD	1,600,000	(462,174)	(308,005)	(154,169)
Republic of Indonesia 6.750%, due 03/10/14	1.000%	06/20/16	Citibank N.A.	0.000%	USD	3,000,000	3,897	(55,608)	59,505
Tesco plc 6.000%, due 12/14/29	1.000%	12/20/20	Credit Suisse International	0.000%	EUR	8,000,000	(751,206)	(799,002)	47,796
Tesco plc 6.000%, due 12/14/29	1.000%	12/20/20	Goldman Sachs International	1.873%	EUR	3,000,000	(281,702)	(289,905)	8,203
Verizon Communications, Inc. 5.500%, due 04/01/17	1.000%	09/20/18	Credit Suisse International	0.000%	USD	500,000	7,695	13,357	(5,662)
Volkswagen International Finance N.V. 5.380%, due 05/22/18	1.000%	06/20/16	BNP Paribas S.A.	0.000%	EUR	6,800,000	3,075	(22,756)	25,831
Volkswagen International Finance N.V. 5.380%, due 05/22/18	1.000%	12/20/17	JPMorgan Chase Bank N.A.	0.000%	EUR	13,600,000	(88,469)	(308,303)	219,834

Totals							$(10,411,301)	$(7,063,203)	$(3,348,098)

OTC Credit Default Swaps on Credit Indices—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
CDX.NA.IG.9.V4	0.553%	12/20/17	JPMorgan Chase Bank N.A.	3.575%	USD	1,928,998	$18,653	$—	$18,653

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CNY)—	Chinese Yuan
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PHP)—	Philippine Peso
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$4,894,225,651	$—	$4,894,225,651
Corporate Bonds & Notes
Airlines	—	6,041,250	—	6,041,250
Auto Manufacturers	—	92,144,692	—	92,144,692
Auto Parts & Equipment	—	13,105,675	—	13,105,675
Banks	—	955,667,132	—	955,667,132
Biotechnology	—	5,137,391	—	5,137,391
Chemicals	—	5,465,941	—	5,465,941
Computers	—	3,789,170	—	3,789,170
Diversified Financial Services	—	100,041,816	—	100,041,816
Electric	—	44,401,530	—	44,401,530
Food	—	2,151,490	—	2,151,490
Forest Products & Paper	—	6,560,118	—	6,560,118
Healthcare-Services	—	4,533,750	—	4,533,750
Holding Companies-Diversified	—	—	4,006,784	4,006,784
Lodging	—	14,324,250	—	14,324,250
Machinery-Diversified	—	9,893,080	—	9,893,080
Media	—	1,521,250	—	1,521,250
Oil & Gas	—	149,122,917	—	149,122,917
Pharmaceuticals	—	45,737,891	—	45,737,891
Pipelines	—	31,981,037	—	31,981,037
Real Estate Investment Trusts	—	18,925,403	—	18,925,403
Retail	—	1,001,859	—	1,001,859
Savings & Loans	—	12,348,094	—	12,348,094
Telecommunications	—	135,873,589	—	135,873,589
Transportation	—	5,396,256	—	5,396,256
Trucking & Leasing	—	10,393,660	—	10,393,660
Total Corporate Bonds & Notes	—	1,675,559,241	4,006,784	1,679,566,025
Total Asset-Backed Securities*	—	491,019,790	—	491,019,790
Total Mortgage-Backed Securities*	—	357,599,434	—	357,599,434
Total Municipals	—	257,666,670	—	257,666,670
Total Foreign Government*	—	252,137,021	—	252,137,021
Total Floating Rate Loans*	—	55,831,568	—	55,831,568
Total Convertible Bond*	—	40,400,452	—	40,400,452
Total Preferred Stock*	21,818,451	—	—	21,818,451
Total Convertible Preferred Stock*	17,937,450	—	—	17,937,450

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Purchased Options
Interest Rate Swaptions	$—	$5,455,036	$—	$5,455,036
Options on Exchange-Traded Futures Contracts	43,003	—	—	43,003
Total Purchased Options	43,003	5,455,036	—	5,498,039
Short-Term Investments
Commercial Paper	—	6,498,391	—	6,498,391
Repurchase Agreements	—	147,933,917	—	147,933,917
U.S. Treasury	—	15,881,651	—	15,881,651
Total Short-Term Investments	—	170,313,959	—	170,313,959
Total Investments	$39,798,904	$8,200,208,822	$4,006,784	$8,244,014,510

Secured Borrowings (Liability)	$—	$(64,298,977)	$—	$(64,298,977)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$136,395,916	$—	$136,395,916
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(41,726,200)	—	(41,726,200)
Total Forward Contracts	$—	$94,669,716	$—	$94,669,716
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,085,858	$—	$—	$1,085,858
Futures Contracts (Unrealized Depreciation)	(13,942,430)	—	—	(13,942,430)
Total Futures Contracts	$(12,856,572)	$—	$—	$(12,856,572)
Written Options
Foreign Currency Written Options at Value	$—	$(1,928,079)	$—	$(1,928,079)
Inflation Capped Options at Value	—	(56,139)	—	(56,139)
Interest Rate Swaptions at Value	—	(5,590,709)	—	(5,590,709)
Total Written Options	$—	$(7,574,927)	$—	$(7,574,927)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,680,667	$—	$2,680,667
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(59,734,720)	—	(59,734,720)
Total Centrally Cleared Swap Contracts	$—	$(57,054,053)	$—	$(57,054,053)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,100,207	$—	$1,100,207
OTC Swap Contracts at Value (Liabilities)	—	(11,203,011)	—	(11,203,011)
Total OTC Swap Contracts	$—	$(10,102,804)	$—	$(10,102,804)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Depreciation	Purchases	Transfers into Level 3	Balance as of December 31, 2015	Change in Unrealized Depreciation from Investments Still Held at December 31, 2015
Corporate Bonds & Notes
Holding Companies-Diversified	$—	$(1,838)	$352,717	$3,655,905	$4,006,784	$(1,838)

Corporate Bonds & Notes in the amount of $3,655,905 transferred into level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$8,244,014,510
Cash	400,796
Cash denominated in foreign currencies (b)	11,136,715
Cash collateral (c)	768,000
OTC swap contracts at market value (d)	1,100,207
Unrealized appreciation on forward foreign currency exchange contracts	136,395,916
Receivable for:
Investments sold	822,195
Open OTC swap contracts cash collateral	2,770,000
TBA securities sold	1,354,303,321
Fund shares sold	523,907
Interest	39,200,181
Variation margin on futures contracts	7,623,478
Interest on OTC swap contracts	117,271
Prepaid expenses	18,879
Other assets	215,660

Total Assets	9,799,411,036
Liabilities
Written options at value (e)	7,574,927
Secured borrowings	64,229,955
Cash collateral (f)	105,160,001
OTC swap contracts at market value (g)	11,203,011
Unrealized depreciation on forward foreign currency exchange contracts	41,726,200
Payables for:
Investments purchased	5,158,723
Open OTC swap contracts cash collateral	1,470,000
TBA securities purchased	3,290,282,527
Fund shares redeemed	1,855,452
Deferred dollar roll income	69,022
Variation margin on centrally cleared swap contracts	4,708,572
Accrued Expenses:
Management fees	2,388,886
Distribution and service fees	715,473
Deferred trustees’ fees	81,937
Other expenses	1,209,911

Total Liabilities	3,537,834,597

Net Assets	$6,261,576,439

Net Assets Consist of:
Paid in surplus	$6,312,010,950
Undistributed net investment income	70,033,330
Accumulated net realized loss	(54,641,778)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(65,826,063)

Net Assets	$6,261,576,439

Net Assets
Class A	$2,890,984,316
Class B	3,321,842,125
Class E	48,749,998
Capital Shares Outstanding*
Class A	255,353,337
Class B	298,628,652
Class E	4,343,067
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.32
Class B	11.12
Class E	11.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,338,743,246.
(b)	Identified cost of cash denominated in foreign currencies was $11,470,504.
(c)	Includes collateral of $174,000 for futures contracts, and $594,000 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $120,684.
(e)	Premiums received on written options were $16,143,174.
(f)	Includes collateral of $104,810,001 for OTC swap contracts, Forward Foreign Currency Contracts, Swaptions and $350,000 for TBAs.
(g)	Net premium paid on OTC swap contracts was $7,184,373.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$4,881,537
Interest (a)	206,323,384

Total investment income	211,204,921
Expenses
Management fees	34,217,228
Administration fees	170,666
Custodian and accounting fees	1,967,116
Distribution and service fees—Class B	8,961,560
Distribution and service fees—Class E	79,788
Interest expense	146,803
Audit and tax services	121,506
Legal	28,184
Trustees’ fees and expenses	35,173
Shareholder reporting	369,381
Insurance	48,760
Miscellaneous	53,263

Total expenses	46,199,428
Less management fee waiver	(2,570,234)

Net expenses	43,629,194

Net Investment Income	167,575,727

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(223,118,929)
Futures contracts	77,585,284
Written options	37,260,391
Swap contracts	(61,348,080)
Foreign currency transactions	205,436,103

Net realized gain	35,814,769

Net change in unrealized appreciation (depreciation) on:
Investments	(125,863,987)
Futures contracts	(42,890,142)
Written options	3,757,704
Swap contracts	11,309,335
Foreign currency transactions	(21,047,475)

Net change in unrealized depreciation	(174,734,565)

Net realized and unrealized loss	(138,919,796)

Net Increase in Net Assets From Operations	$28,655,931

(a)	Net of foreign withholding taxes of $1,369.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$167,575,727	$146,360,628
Net realized gain	35,814,769	220,681,265
Net change in unrealized depreciation	(174,734,565)	(2,926,463)

Increase in net assets from operations	28,655,931	364,115,430

From Distributions to Shareholders
Net investment income
Class A	(185,482,515)	(113,343,451)
Class B	(188,990,853)	(93,757,690)
Class E	(2,822,122)	(1,475,047)
Net realized capital gains
Class A	(40,407,689)	0
Class B	(43,335,482)	0
Class E	(634,977)	0

Total distributions	(461,673,638)	(208,576,188)

Decrease in net assets from capital share transactions	(1,394,081,215)	(722,976,956)

Total decrease in net assets	(1,827,098,922)	(567,437,714)

Net Assets
Beginning of period	8,088,675,361	8,656,113,075

End of period	$6,261,576,439	$8,088,675,361

Undistributed net investment income
End of period	$70,033,330	$268,293,149

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	4,744,480	$56,902,540	16,955,506	$200,931,838
Reinvestments	19,937,353	225,890,204	9,621,685	113,343,451
Redemptions	(122,324,158)	(1,456,495,745)	(46,143,775)	(549,895,247)

Net decrease	(97,642,325)	$(1,173,703,001)	(19,566,584)	$(235,619,958)

Class B
Sales	13,347,300	$153,566,339	18,639,838	$219,572,207
Reinvestments	20,855,147	232,326,335	8,075,598	93,757,690
Redemptions	(52,211,693)	(601,619,610)	(67,151,454)	(791,543,544)

Net decrease	(18,009,246)	$(215,726,936)	(40,436,018)	$(478,213,647)

Class E
Sales	128,617	$1,498,420	104,505	$1,239,608
Reinvestments	307,571	3,457,099	126,072	1,475,047
Redemptions	(823,190)	(9,606,797)	(997,969)	(11,858,006)

Net decrease	(387,002)	$(4,651,278)	(767,392)	$(9,143,351)

Decrease derived from capital shares transactions		$(1,394,081,215)		$(722,976,956)

See accompanying notes to financial statements.

MIST-34

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.09	$11.87	$12.86	$12.14	$12.47

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.22	0.21	0.25	0.30
Net realized and unrealized gain (loss) on investments	(0.26)	0.31	(0.41)	0.89	0.12

Total from investment operations	0.03	0.53	(0.20)	1.14	0.42

Less Distributions
Distributions from net investment income	(0.66)	(0.31)	(0.55)	(0.42)	(0.36)
Distributions from net realized capital gains	(0.14)	0.00	(0.24)	0.00	(0.39)

Total distributions	(0.80)	(0.31)	(0.79)	(0.42)	(0.75)

Net Asset Value, End of Period	$11.32	$12.09	$11.87	$12.86	$12.14

Total Return (%) (b)	0.28	4.49	(1.72)	9.56	3.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.51	0.51	0.51	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (c)	0.48	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.48	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	2.45	1.85	1.73	1.97	2.47
Portfolio turnover rate (%)	430 (d)	283 (d)	352 (d)	424 (d)	516
Net assets, end of period (in millions)	$2,891.0	$4,267.6	$4,422.4	$5,052.8	$5,249.4

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.89	$11.68	$12.66	$11.96	$12.30

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.19	0.18	0.21	0.27
Net realized and unrealized gain (loss) on investments	(0.26)	0.29	(0.40)	0.88	0.11

Total from investment operations	0.00	0.48	(0.22)	1.09	0.38

Less Distributions
Distributions from net investment income	(0.63)	(0.27)	(0.52)	(0.39)	(0.33)
Distributions from net realized capital gains	(0.14)	0.00	(0.24)	0.00	(0.39)

Total distributions	(0.77)	(0.27)	(0.76)	(0.39)	(0.72)

Net Asset Value, End of Period	$11.12	$11.89	$11.68	$12.66	$11.96

Total Return (%) (b)	0.01	4.19	(1.92)	9.27	3.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.76	0.76	0.76	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.77	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (c)	0.73	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.73	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	2.24	1.59	1.49	1.72	2.23
Portfolio turnover rate (%)	430 (d)	283 (d)	352 (d)	424 (d)	516
Net assets, end of period (in millions)	$3,321.8	$3,764.4	$4,169.0	$4,626.9	$4,436.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-35

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.99	$11.77	$12.75	$12.05	$12.37

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.20	0.19	0.23	0.28
Net realized and unrealized gain (loss) on investments	(0.26)	0.30	(0.40)	0.86	0.13

Total from investment operations	0.01	0.50	(0.21)	1.09	0.41

Less Distributions
Distributions from net investment income	(0.64)	(0.28)	(0.53)	(0.39)	(0.34)
Distributions from net realized capital gains	(0.14)	0.00	(0.24)	0.00	(0.39)

Total distributions	(0.78)	(0.28)	(0.77)	(0.39)	(0.73)

Net Asset Value, End of Period	$11.22	$11.99	$11.77	$12.75	$12.05

Total Return (%) (b)	0.11	4.34	(1.82)	9.27	3.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.66	0.66	0.66	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	0.66	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (c)	0.63	0.66	0.66	0.66	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.63	0.66	0.66	0.66	0.66
Ratio of net investment income to average net assets (%)	2.34	1.69	1.59	1.82	2.31
Portfolio turnover rate (%)	430 (d)	283 (d)	352 (d)	424 (d)	516
Net assets, end of period (in millions)	$48.7	$56.7	$64.7	$78.5	$83.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 58%, 112%, 140% and 183% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-36

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-37

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and

MIST-38

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, option transactions, swap transactions, distribution redesignations, premium amortization adjustments, convertible preferred stock interest purchased, convertible preferred stock bond discount, deflationary sell adjustments, dirty price adjustments, paydown reclasses and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the

MIST-39

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio

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Notes to Financial Statements—December 31, 2015—(Continued)

may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $147,933,917, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2015, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the Portfolio had an outstanding secured borrowing transaction balance for 319 days. For the year ended December 31, 2015, the Portfolio’s average amount of borrowings was $120,392,709 and the weighted average interest rate was 0.139% during the 319 day period.

At December 31, 2015, the amount of the Portfolio’s outstanding borrowings was $64,229,955. Securities in the amount of $768,832 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2015. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2015:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
Goldman Sachs & Co.	$(64,229,955)	$63,234,134	$768,832	$—	$(226,989)

	$(64,229,955)	$63,234,134	$768,832	$—	$(226,989)

(a)	Represents market value of borrowings as of December 31, 2015.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

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Notes to Financial Statements—December 31, 2015—(Continued)

The following table provides a breakdown of the collateral received and the remaining contractual maturities for secured borrowing transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(64,229,955)	$—	$—	$(64,229,955)
Total Borrowings	$—	$(64,229,955)	$—	$—	$(64,229,955)
Gross amount of recognized liabilities for secured borrowing transactions					$(64,229,955)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the

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Notes to Financial Statements—December 31, 2015—(Continued)

Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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Notes to Financial Statements—December 31, 2015—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

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Notes to Financial Statements—December 31, 2015—(Continued)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (f)	$5,498,039
	OTC swap contracts at market value (b)	290,094	OTC swap contracts at market value (b)	$250
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	2,590,245	Unrealized depreciation on centrally cleared swap contracts (c) (d)	59,714,716
	Unrealized appreciation on futures contracts (c) (e)	1,085,858	Unrealized depreciation on futures contracts (c) (e)	13,942,430
			Written options at value	5,646,848
Credit	OTC swap contracts at market value (b)	810,113	OTC swap contracts at market value (b)	11,202,761
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	90,422	Unrealized depreciation on centrally cleared swap contracts (c) (d)	20,004
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	136,395,916	Unrealized depreciation on forward foreign currency exchange contracts	41,726,200
			Written options at value	1,928,079

Total		$146,760,687		$134,181,288

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $117,271.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange traded purchased options with a value of $43,003 that is not subject to a master netting agreement.

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Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$8,686,941	$(2,048,820)	$(6,210,000)	$428,121
BNP Paribas S.A.	710,754	(710,754)	—	—
Citibank N.A.	29,064,867	(5,086,450)	(20,410,000)	3,568,417
Credit Suisse International	498,459	(498,459)	—	—
Deutsche Bank AG	18,289,637	(8,955,543)	(9,334,094)	—
Goldman Sachs Bank USA	8,300,674	(8,300,674)	—	—
Goldman Sachs International	19,652	(19,652)	—	—
JPMorgan Chase Bank N.A.	58,412,245	(7,222,632)	(51,189,613)	—
Morgan Stanley Capital Services, LLC	2,868,795	(2,868,795)	—	—
Societe Generale Paris	2,036,260	(2,036,260)	—	—
UBS AG, Stamford	14,062,875	(4,365,073)	(9,697,802)	—

	$142,951,159	$(42,113,112)	$(96,841,509)	$3,996,538

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$2,048,820	$(2,048,820)	$—	$—
BNP Paribas S.A.	3,841,018	(710,754)	(2,494,090)	636,174
Citibank N.A.	5,086,450	(5,086,450)	—	—
Credit Suisse International	1,452,079	(498,459)	(701,611)	252,009
Deutsche Bank AG	8,955,543	(8,955,543)	—	—
Goldman Sachs Bank USA	10,604,679	(8,300,674)	(82,995)	2,221,010
Goldman Sachs International	2,209,319	(19,652)	(2,149,004)	40,663
JPMorgan Chase Bank N.A.	7,222,632	(7,222,632)	—	—
Morgan Stanley Capital Services, LLC	4,691,331	(2,868,795)	(1,457,581)	364,955
Societe Generale Paris	10,027,194	(2,036,260)	(7,990,934)	—
UBS AG, Stamford	4,365,073	(4,365,073)	—	—

	$60,504,138	$(42,113,112)	$(14,876,215)	$3,514,811

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,040,428)	$—	$40,390	$(1,000,038)
Forward foreign currency transactions	—	—	196,156,233	196,156,233
Futures contracts	77,585,284	—	—	77,585,284
Swap contracts	(58,800,110)	(2,547,970)	—	(61,348,080)
Written options	20,105,112	560,691	16,594,588	37,260,391

	$37,849,858	$(1,987,279)	$212,791,211	$248,653,790

MIST-46

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(5,275,981)	$—	$—	$(5,275,981)
Forward foreign currency transactions	—	—	(21,142,947)	(21,142,947)
Futures contracts	(42,890,142)	—	—	(42,890,142)
Swap contracts	6,504,384	4,804,951	—	11,309,335
Written options	4,511,280	(254,198)	(499,378)	3,757,704

	$(37,150,459)	$4,550,753	$(21,642,325)	$(54,242,031)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$648,086,969
Forward foreign currency transactions	5,792,149,629
Futures contracts long	1,837,624,077
Futures contracts short	(5,660,906,796)
Swap contracts	5,219,622,269
Written options	(2,793,257,146)

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2015:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	624,000,000	–	$4,192,679
Options written	2,660,100,000	24,956	23,605,776
Options bought back	(350,600,000)	(3,724)	(3,105,154)
Options exercised	(551,900,000)	(7,850)	(5,519,918)
Options expired	(1,472,800,000)	(13,382)	(14,035,622)

Options outstanding December 31, 2015	908,800,000	–	$5,137,761

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	1,597,300,000	–	$14,803,322
Options written	3,400,200,000	16,838	25,319,814
Options bought back	(483,100,000)	(3,600)	(4,624,459)
Options exercised	(173,110,000)	(5,674)	(3,363,830)
Options expired	(2,501,390,000)	(7,564)	(21,129,434)

Options outstanding December 31, 2015	1,839,900,000	–	$11,005,413

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MIST-47

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-48

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$35,272,244,770	$1,454,602,743	$33,954,690,933	$2,600,497,840

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2015 were as follows:

Purchases	Sales
$32,804,783,849	$31,882,562,627

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$34,217,228	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period January 1, 2015 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

MIST-49

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$377,654,103	$208,576,188	$84,019,535	$—	$461,673,638	$208,576,188

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$161,822,532	$—	$(196,485,432)	$(15,689,673)	$(50,352,573)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated short-term capital losses of $15,689,673 and no pre-enactment accumulated capital loss carryforwards.

MIST-50

Met Investors Series Trust

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Total Return Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-51

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-52

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-53

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-54

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-55

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2015.

MIST-56

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Pioneer Fund Portfolio returned 0.06% and -0.25%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 1.38%.

MARKET ENVIRONMENT / CONDITIONS

For much of 2015, U.S. equities were in positive territory with low volatility despite falling commodity prices and global concerns about Greece’s ability to make debt payments. This changed in August due to concerns about slowing growth in China along with a devaluation of the yuan. U.S. equities plunged, resulting in a third quarter total return of -6.4% for the S&P 500 Index. Though equities recovered in the fourth quarter, the S&P 500 Index for the year was essentially flat, with a total return of 1.4% when including dividends. The average stock fell 4% for the year, as strong performance from a few highly valued stocks, sometimes referred to as the FANG (Facebook, Amazon, Netflix, and Google—now Alphabet) offset declines in a number of stocks in commodity and cyclically oriented sectors. Those declines were due to poor economic conditions in the Industrials sector, a rising dollar, and falling commodity prices. In addition, the Federal Reserve’s decision to increase interest rates in December raised concerns that monetary policy could be a headwind for growth going forward.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio benefited from strong sector allocation decisions, as an underweight to the poor performing Energy sector helped benchmark relative returns. This was offset by stock selection decisions, mostly in the Consumer Discretionary and Health Care sectors, which detracted from relative returns.

In Consumer Discretionary, the biggest single detractor to performance relative to the benchmark was Amazon.com, which performed well but was not a holding in the Portfolio due to what we believed was an excessive valuation. In addition, three Portfolio holdings that are classified in the Consumer Discretionary sector, John Wiley & Sons, CBS, and Scripps Networks dropped 22%, 19% and 26%, respectively, as the media industry came under increasing pressure from alternate sources of content such as streaming video on demand.

While the Portfolio’s Health Care stocks were positive contributors from an absolute perspective, they failed to keep pace with the sector overall. One notable detractor was Alder Biopharmaceutical, which was volatile due to clinical trial results and competition in the migraine drug category. We subsequently exited the position.

On the positive side, the Portfolio’s holdings in Information Technology and Energy performed well relative to the benchmark. Alphabet (formerly Google) and Microsoft rose 47% and 23%, respectively, due to strong financial results related to increases in online advertising and cloud computing. In addition, Alphabet hired a new CFO earlier in the year and is increasing financial transparency in its various lines of business, which investors rewarded by pushing the stock higher. Microsoft, meanwhile, is successfully adapting its business model to changes in the software industry such as software as a service and cloud computing. We believe both Alphabet and Microsoft have the potential to perform well over the long term.

Our 2015 trading decisions were based more on bottom-up analysis of company fundamentals and relative valuations than on top-down views of the economy. We were quite active over the year and because of our concern about the sustainability of economic growth, we trimmed the Portfolio significantly, choosing to focus our attention on a more select group of companies we believe can hold up well in what we think may be a more volatile environment.

At the end of the reporting period, we were active from a sector perspective. Financials (20% vs. 17%) and Health Care (18% vs. 15%) were the most overweighted relative to the S&P 500 Index, as we believed the outlook for both sectors was positive. Consumer Discretionary (11% vs. 13%) and Telecomm Services (0% vs. 2%) were the most underweighted, though at year-end the Portfolio retained significant exposure to the Consumer Discretionary sector as we think consumer spending will continue to be strong. Over the reporting period, our strategy remained focused on identifying companies we think have longer-term merit and can withstand pressures that may be exerted by economic turbulence.

John A. Carey

Jeff Kripke

Walter Hunnewell Jr.

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Pioneer Fund Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Fund Portfolio
Class A	0.06	9.34	6.28	—
Class B	-0.25	9.05	—	13.63
S&P 500 Index	1.38	12.57	7.31	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A and Class B shares are 2/4/1994 and 4/28/2009, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Microsoft Corp.	4.6
General Electric Co.	3.4
Chevron Corp.	3.4
Bank of America Corp.	3.2
Alphabet, Inc. - Class A	3.1
Apple, Inc.	3.1
American Electric Power Co., Inc.	3.0
Wells Fargo & Co.	2.9
CVS Health Corp.	2.8
Pfizer, Inc.	2.7

Top Sectors

% of Net Assets
Financials	19.9
Information Technology	19.0
Health Care	18.3
Consumer Discretionary	10.7
Consumer Staples	10.6
Industrials	8.5
Energy	6.0
Materials	3.5
Utilities	3.0

MIST-2

Met Investors Series Trust

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Fund Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.67%	$1,000.00	$989.30	$3.36
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B(a)	Actual	0.92%	$1,000.00	$987.60	$4.61
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Honeywell International, Inc.	37,846	$3,919,710

Banks—10.2%
Bank of America Corp.	827,770	13,931,369
Citizens Financial Group, Inc.	165,720	4,340,207
PNC Financial Services Group, Inc. (The)	65,493	6,242,138
U.S. Bancorp	176,195	7,518,241
Wells Fargo & Co.	238,695	12,975,460

		45,007,415

Beverages—2.6%
Coca-Cola Co. (The)	180,416	7,750,671
Dr Pepper Snapple Group, Inc.	42,010	3,915,332

		11,666,003

Biotechnology—3.5%
AbbVie, Inc.	61,851	3,664,053
Baxalta, Inc.	114,008	4,449,733
Celgene Corp. (a)	62,937	7,537,335

		15,651,121

Building Products—0.2%
Allegion plc	10,149	669,022

Capital Markets—3.0%
Charles Schwab Corp. (The)	84,158	2,771,323
Morgan Stanley	207,504	6,600,702
State Street Corp.	59,999	3,981,534

		13,353,559

Chemicals—3.5%
Dow Chemical Co. (The)	135,877	6,994,948
Ecolab, Inc.	46,063	5,268,686
Valspar Corp. (The) (b)	40,064	3,323,309

		15,586,943

Consumer Finance—0.8%
American Express Co.	49,175	3,420,121

Electric Utilities—3.0%
American Electric Power Co., Inc.	230,199	13,413,696

Energy Equipment & Services—1.4%
Helmerich & Payne, Inc. (b)	40,235	2,154,584
Schlumberger, Ltd.	59,323	4,137,780

		6,292,364

Food & Staples Retailing—2.8%
CVS Health Corp.	125,853	12,304,648

Food Products—4.5%
Campbell Soup Co. (b)	103,390	5,433,144
General Mills, Inc.	89,467	5,158,667
Hershey Co. (The)	62,951	5,619,636

Food Products—(Continued)
Mead Johnson Nutrition Co.	47,763	3,770,889

		19,982,336

Health Care Equipment & Supplies—5.2%
Abbott Laboratories	67,614	3,036,545
Becton Dickinson & Co.	41,217	6,351,127
C.R. Bard, Inc.	26,456	5,011,825
Medtronic plc	112,119	8,624,193

		23,023,690

Health Care Providers & Services—2.0%
Aetna, Inc.	62,781	6,787,882
McKesson Corp.	9,516	1,876,840

		8,664,722

Household Products—0.6%
Clorox Co. (The) (b)	20,756	2,632,483

Industrial Conglomerates—3.4%
General Electric Co.	481,063	14,985,112

Insurance—5.9%
Chubb Corp. (The)	85,882	11,391,389
Hartford Financial Services Group, Inc. (The)	224,031	9,736,387
Travelers Cos., Inc. (The)	41,557	4,690,123

		25,817,899

Internet Software & Services—5.7%
Alphabet, Inc. - Class A (a)	17,656	13,736,544
Alphabet, Inc. - Class C (a)	4,536	3,442,280
eBay, Inc. (a)	44,750	1,229,730
Facebook, Inc. - Class A (a)	63,510	6,646,957

		25,055,511

IT Services—3.5%
Automatic Data Processing, Inc.	64,568	5,470,201
Fiserv, Inc. (a)	57,316	5,242,121
Visa, Inc. - Class A (b)	60,978	4,728,844

		15,441,166

Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc.	39,617	5,619,671

Machinery—2.4%
Illinois Tool Works, Inc.	57,402	5,320,017
Ingersoll-Rand plc	65,037	3,595,896
PACCAR, Inc. (b)	35,342	1,675,211

		10,591,124

Media—4.0%
John Wiley & Sons, Inc. - Class A	52,038	2,343,271
Scripps Networks Interactive, Inc. - Class A (b)	130,510	7,205,457
Walt Disney Co. (The)	77,910	8,186,783

		17,735,511

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—2.2%
Dollar General Corp.	133,554	$9,598,526

Oil, Gas & Consumable Fuels—4.6%
Chevron Corp.	164,427	14,791,853
EOG Resources, Inc.	51,795	3,666,568
Phillips 66	21,667	1,772,361

		20,230,782

Pharmaceuticals—6.3%
AstraZeneca plc (ADR) (b)	110,110	3,738,234
Eli Lilly & Co.	35,945	3,028,726
Pfizer, Inc.	374,364	12,084,470
Zoetis, Inc.	183,381	8,787,618

		27,639,048

Road & Rail—1.6%
Union Pacific Corp.	90,803	7,100,795

Semiconductors & Semiconductor Equipment—1.3%
Analog Devices, Inc.	102,477	5,669,028

Software—5.5%
Check Point Software Technologies, Ltd. (a) (b)	45,889	3,734,447
Microsoft Corp.	367,988	20,415,974

		24,150,421

Specialty Retail—4.5%
Home Depot, Inc. (The)	73,268	9,689,693
Ross Stores, Inc.	48,930	2,632,923
TJX Cos., Inc. (The)	104,245	7,392,013

		19,714,629

Technology Hardware, Storage & Peripherals—3.1%
Apple, Inc.	129,816	13,664,432

Total Common Stocks (Cost $342,386,476)		438,601,488

Short-Term Investments—5.2%

Mutual Fund—4.1%
State Street Navigator Securities Lending MET Portfolio (c)	18,274,876	18,274,876

Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $4,993,938 on 01/04/16, collateralized by $5,160,000 U.S. Treasury Note at 0.625% due 04/30/18 with a value of $5,095,500.	4,993,921	4,993,921

Total Short-Term Investments (Cost $23,268,797)		23,268,797

Total Investments—104.7% (Cost $365,655,273) (d)		461,870,285
Other assets and liabilities (net)—(4.7)%		(20,931,483)

Net Assets—100.0%		$440,938,802

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $26,611,836 and the collateral received consisted of cash in the amount of $18,274,876 and non-cash collateral with a value of $9,123,177. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $365,687,301. The aggregate unrealized appreciation and depreciation of investments were $99,982,841 and $(3,799,857), respectively, resulting in net unrealized appreciation of $96,182,984 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$438,601,488	$—	$—	$438,601,488
Short-Term Investments
Mutual Fund	18,274,876	—	—	18,274,876
Repurchase Agreement	—	4,993,921	—	4,993,921
Total Short-Term Investments	18,274,876	4,993,921	—	23,268,797
Total Investments	$456,876,364	$4,993,921	$—	$461,870,285

Collateral for Securities Loaned (Liability)	$—	$(18,274,876)	$—	$(18,274,876)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Fund Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$461,870,285
Cash	18,861
Receivable for:
Fund shares sold	18,066
Dividends and interest	689,835
Prepaid expenses	1,251

Total Assets	462,598,298
Liabilities
Collateral for securities loaned	18,274,876
Payables for:
Investments purchased	2,721,909
Fund shares redeemed	218,858
Accrued Expenses:
Management fees	234,953
Distribution and service fees	18,521
Deferred trustees’ fees	82,670
Other expenses	107,709

Total Liabilities	21,659,496

Net Assets	$440,938,802

Net Assets Consist of:
Paid in surplus	$299,114,896
Undistributed net investment income	5,098,356
Accumulated net realized gain	40,510,853
Unrealized appreciation on investments and foreign currency transactions	96,214,697

Net Assets	$440,938,802

Net Assets
Class A	$354,245,966
Class B	86,692,836
Capital Shares Outstanding*
Class A	27,257,892
Class B	6,776,789
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.00
Class B	12.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $365,655,273.
(b)	Includes securities loaned at value of $26,611,836.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$8,573,974
Interest	68
Securities lending income	41,231

Total investment income	8,615,273
Expenses
Management fees	3,128,585
Administration fees	11,745
Custodian and accounting fees	61,035
Distribution and service fees—Class B	219,163
Audit and tax services	40,454
Legal	30,105
Trustees’ fees and expenses	35,173
Shareholder reporting	32,293
Insurance	3,015
Miscellaneous	14,224

Total expenses	3,575,792
Less management fee waiver	(232,968)
Less broker commission recapture	(61,142)

Net expenses	3,281,682

Net Investment Income	5,333,591

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	40,966,940
Foreign currency transactions	(15,547)

Net realized gain	40,951,393

Net change in unrealized depreciation on:
Investments	(46,037,722)
Foreign currency transactions	(321)

Net change in unrealized depreciation	(46,038,043)

Net realized and unrealized loss	(5,086,650)

Net Increase in Net Assets From Operations	$246,941

(a)	Net of foreign withholding taxes of $19,669.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Fund Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,333,591	$5,756,434
Net realized gain	40,951,393	43,905,868
Net change in unrealized appreciation (depreciation)	(46,038,043)	1,072,376

Increase in net assets from operations	246,941	50,734,678

From Distributions to Shareholders
Net investment income
Class A	(4,801,969)	(6,786,696)
Class B	(924,949)	(1,198,381)
Net realized capital gains
Class A	(35,466,716)	(112,709,894)
Class B	(8,324,538)	(22,654,500)

Total distributions	(49,518,172)	(143,349,471)

Increase in net assets from capital share transactions	5,027,996	91,558,397

Total decrease in net assets	(44,243,235)	(1,056,396)

Net Assets
Beginning of period	485,182,037	486,238,433

End of period	$440,938,802	$485,182,037

Undistributed net investment income
End of period	$5,098,356	$5,592,003

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	228,502	$3,142,588	298,155	$4,394,024
Reinvestments	3,009,618	40,268,685	9,170,882	119,496,590
Redemptions	(3,477,356)	(47,778,711)	(3,933,324)	(58,681,345)

Net increase (decrease)	(239,236)	$(4,367,438)	5,535,713	$65,209,269

Class B
Sales	1,280,863	$17,497,897	1,389,118	$21,148,481
Reinvestments	701,250	9,249,487	1,853,370	23,852,881
Redemptions	(1,276,627)	(17,351,950)	(1,267,672)	(18,652,234)

Net increase	705,486	$9,395,434	1,974,816	$26,349,128

Increase derived from capital shares transactions		$5,027,996		$91,558,397

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Fund Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.49	$18.69	$14.54	$13.35	$14.15

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.19	0.22	0.23	0.22
Net realized and unrealized gain (loss) on investments	(0.11)	1.26	4.47	1.18	(0.85)

Total from investment operations	0.05	1.45	4.69	1.41	(0.63)

Less Distributions
Distributions from net investment income	(0.18)	(0.32)	(0.54)	(0.22)	(0.17)
Distributions from net realized capital gains	(1.36)	(5.33)	0.00	0.00	0.00

Total distributions	(1.54)	(5.65)	(0.54)	(0.22)	(0.17)

Net Asset Value, End of Period	$13.00	$14.49	$18.69	$14.54	$13.35

Total Return (%) (b)	0.06	11.16	33.08	10.59	(4.55)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.70	0.68	0.69
Net ratio of expenses to average net assets (%) (c)	0.67	0.67	0.66	0.66	0.68
Ratio of net investment income to average net assets (%)	1.19	1.24	1.34	1.60	1.56
Portfolio turnover rate (%)	53	24	11	49	20
Net assets, end of period (in millions)	$354.2	$398.4	$410.4	$875.1	$789.0

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.29	$18.50	$14.40	$13.22	$14.04

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.15	0.18	0.19	0.19
Net realized and unrealized gain (loss) on investments	(0.12)	1.25	4.42	1.18	(0.86)

Total from investment operations	0.01	1.40	4.60	1.37	(0.67)

Less Distributions
Distributions from net investment income	(0.15)	(0.28)	(0.50)	(0.19)	(0.15)
Distributions from net realized capital gains	(1.36)	(5.33)	0.00	0.00	0.00

Total distributions	(1.51)	(5.61)	(0.50)	(0.19)	(0.15)

Net Asset Value, End of Period	$12.79	$14.29	$18.50	$14.40	$13.22

Total Return (%) (b)	(0.25)	10.93	32.71	10.38	(4.87)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.95	0.93	0.94
Net ratio of expenses to average net assets (%) (c)	0.92	0.92	0.91	0.91	0.93
Ratio of net investment income to average net assets (%)	0.94	0.99	1.09	1.34	1.37
Portfolio turnover rate (%)	53	24	11	49	20
Net assets, end of period (in millions)	$86.7	$86.7	$75.8	$57.1	$61.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-10

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions and distribution redesignations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of

MIST-11

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $4,993,921, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MIST-12

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$243,221,868	$0	$282,826,966

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$3,128,585	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.600%	$500 million to $2 billion
	0.550%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pioneer Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $400 million
0.050%	$400 million to $500 million
0.050%	$900 million to $2 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-13

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$5,888,033	$7,985,077	$43,630,139	$135,364,394	$49,518,172	$143,349,471

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$5,181,025	$40,542,881	$96,182,669	$—	$141,906,575

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes

MIST-14

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

9. Subsequent Events

At a meeting held on November 17, 2015, the Board approved the acquisition of the Portfolio by the Metropolitan Series Fund WMC Core Equity Opportunities Portfolio (“WMC Core Equity Opportunities Portfolio”), subject to the approval of shareholders of the Portfolio. On February 26, 2016, the shareholders of the Portfolio will consider the approval of the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the WMC Core Equity Opportunities Portfolio in exchange for shares of the WMC Core Equity Opportunities Portfolio. It is anticipated that the reorganization will close on or about April 29, 2016.

MIST-15

Met Investors Series Trust

Pioneer Fund Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Fund Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-16

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-17

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser.

Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-19

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-20

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Pioneer Fund Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pioneer Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further noted that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the median of the Expense Group, and below the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

At the November Meeting, the Board also approved a proposal to reorganize the Portfolio into the WMC Core Equity Opportunities Portfolio, a series of MSF. The Board noted that the Sub-Adviser is expected to continue to manage the Portfolio until the reorganization is completed, which is expected to occur, if approved by shareholders of the Portfolio, on or about May 1, 2016.

MIST-21

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Pioneer Strategic Income Portfolio returned -1.30%, -1.58%, and -1.46%, respectively. The Portfolio’s benchmark, the Barclays U.S. Universal Index1, returned 0.43%.

MARKET ENVIRONMENT / CONDITIONS

Diverging central bank policies, and diverging growth of developed and emerging market economies, stemming from low oil prices and slower growth in China drove market returns for the year. With U.S. gross domestic product (GDP) improving from a weak start, and employment continuing to strengthen, the Federal Reserve (the “Fed”) finally moved to increase rates, raising the Federal Funds rate by 25 basis points (“bps”) in December, its first rate hike since 2006. This tightening action by the Fed contributed to strong U.S. dollar performance over the year. In contrast, non-U.S. central banks, most notably the European Central Bank (the “ECB”), the People’s Bank of China, and the Bank of Japan, continued on their paths of monetary easing to support economic recovery, or in the case of China, to slow the rate of decline in economic growth. After rallying to $66 per barrel in May, oil prices plummeted to $36 per barrel at year-end, their lowest level since 2008, as Saudi Arabia continued on its path of high production to squeeze out higher cost producers, and excess supply led to record inventory levels. Low oil and low commodities prices, brought on by declining growth in China, hurt commodity-producing economies, particularly those of emerging markets producers, with Brazil and Russia suffering 33% and 20% respective depreciation of their currencies relative to the U.S. dollar. Finally, declining growth in China led to periodic market sell-offs during the year over concerns about the negative impact on global growth.

During the year, the 2-Year Treasury yield breached 1%, rising from 0.68% to 1.06%; the 10-Year yield rose from 2.17% to 2.28%, and the 30-Year yield rose from 2.75% to 3.01%. Overall, U.S. Treasuries returned 0.84%. Higher volatility and increased supply hurt Agency Mortgage-Backed Securities (“MBS”), which returned 1.5% for a -0.05% excess return versus similar-duration Treasuries. Commercial MBS returned 1.0% for -0.3% excess return and Investment Grade Corporate bonds underperformed all other credit asset classes, returning -0.7% for a -1.6% excess return versus similar- duration Treasuries. The sector was weighed down by a heavy new issue calendar and sell-off among Energy and Metals & Mining credits. Within Investment Grade Corporates, Financials outperformed with a 0.5% excess return, compared to a -2.0% excess return for longer-duration Utilities and -2.7% excess return for Industrials. Industrials were hurt by the dramatic -8.0% loss sustained by Energy credits (approximately 10% of investment grade corporates) as well as Mining & Metals credits (2% of investment grade corporates), which were down -15.6%. High Yield Corporates suffered their worst year since 2008, down -4.6%, as spreads widened from 496 bps to 695 bps. Excluding Energy and Metals & Mining, which accounted for an average 13% and 3% of the high yield market, respectively, the High Yield market returned -0.7% for the year, with year-end spreads at 581 bps. High Yield Convertibles were down -10.3%, worse than either High Yield Corporates or the S&P 500 Index, which returned 1.4%. Among floating rate assets, Bank Loans enjoyed strong performance relative to High Yield, returning -0.82%, benefiting from their modest 3.5% Energy exposure and continued Collateralized Loan Obligation (“CLO”) demand. Non-Agency Floating Rate Home Equity Asset-Backed Securities (“ABS”) returned 1.4% and Event-Linked (“Catastrophe”) Bonds represented one of the best fixed income sectors, with its 4.5% return, benefiting from a generally benign hurricane season, and somewhat wider spreads.

German bunds returned 0.33% in local currency terms, and more duration-sensitive Emerging Markets Sovereigns returned 1.8%, while Emerging Market Corporate bonds earned 1.3%. Diverging monetary policies and relative economic strength drove the outperformance of the U.S. Dollar relative to all major developed currencies; the U.S. dollar dramatically outperformed emerging market currencies and also rose 11.4% vs. the euro and 0.4% vs. the yen.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark Index over the year, with Energy exposure the primary detractor from performance and currency exposure also a major detractor. Duration positioning detracted from performance, and relative quality was modestly negative. The average -1.36 year relative short duration position hurt performance during the year. While the Portfolio maintained its shorter duration, rates didn’t rise enough to offset the lost yield associated with our defensive interest rate positioning. The relative short position outperformed in the fourth quarter of the year, as rates rose in expectation of the December rate increase. Yield curve positioning, particularly an underweight to the 2-year Treasury, outperformed, partly offsetting the negative impact of duration positioning, as the yield curve between the 2-year and 10-year maturities flattened.

The Portfolio’s 6.6% exposure to the Energy sector, representing a 3.5% average overweight relative to the Index, detracted from relative performance over the year. A number of individual names hurt performance as well, in particular Diamond Offshore Drilling, the Williams Companies, and Denbury Resources. The latter two credits were downgraded from investment grade to high yield, in the wake of weak energy prices. The impact from foreign currency exposure reflected the negative result of the 0.9% exposure to the Mexican peso, as well as the 0.5% exposure to the Indonesian rupiah, a position which was closed in the second half of the year. In addition, a long Norwegian krone/short euro position underperformed, as the Norwegian krone fell in the wake of declining oil prices.

Overall sector allocation benefit the relative performance of the Portfolio during the year. Non-benchmark exposures, including a 4% allocation to Catastrophe bonds, an 8% exposure to Bank Loans, a 6% allocation to Non-Agency MBS, and a 2% allocation to Preferred Stock, added value as these sectors outperformed. These

MIST-1

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

benefits were partly offset by the negative impact of the 27% underweight to U.S. Treasuries and the 3% overweight to Investment Grade Industrials.

The strategy used Treasury futures to manage duration and yield curve positioning, and currency forwards to establish active positions in currencies as well as to hedge out currency risk. Over the year, the Portfolio’s futures positions cost nearly 25 bps. The Portfolio also used forwards in developed and emerging market currencies. Non-dollar currency forwards added 51 bps to performance.

The most significant change in positioning over the year was the lengthening of the Portfolio’s duration. As the Fed indicated it would increase rates more gradually than in past rising rate cycles and reduced its view of the long-term nominal neutral rate over the year, the Portfolio lengthened its duration from 3.66 years, representing a relative short duration of -1.76 years, to 4.49 years, representing a relative short duration position of -1.0 years at year-end. The Portfolio added long-duration Treasury Inflation-Protected Securities (“TIPS”), rather than nominal Treasuries, to increase Portfolio duration. In addition, the Portfolio reduced exposure to Agency MBS in favor of newly underwritten high quality, jumbo prime Non-Agency MBS, based on relative value. Finally, the Portfolio modestly reduced exposure to Convertibles, Preferred Stock, and Emerging Market Corporates, to reduce risk, while modestly increasing exposure to select High Yield Corporates to take advantage of spread widening later in the year.

At the end of the period, the Portfolio’s duration stood at 4.49 years, compared to 5.51 years for the Index. The Portfolio continued to hold a barbell flattener, with underweights to the 5-year and 2-year key rate durations as we believed short yields are most vulnerable to a sell-off, if economic growth surprises on the upside. In that circumstance, we would expect the market to price in a quicker increase in the Federal Funds rate by the Fed, which would typically manifest itself via higher 2- and 5-year Treasury rates.

With respect to sector exposures, at year end the Portfolio continued to be positioned for a rising rate environment, with an underweight to developed market government debt, and an overweight to credit sectors, including approximately 39% in diversified non-investment grade sectors. The Portfolio held 5% in U.S. Treasuries, representing a 26% underweight relative to the Index. At year end, we believed U.S. Treasuries offered little value to investors, but may increase our exposure as the Fed increases interest rates. The Portfolio held its largest overweight to High Yield Corporate issuers, which includes 8% in non-benchmark Bank Loans as fundamentals remained relatively strong. Excluding Energy and Metals & Mining, High Yield Corporate bonds offered value with slightly above average spreads and well below average default rates. Leverage has risen, but coverage ratios remain strong. We remained selective with respect to the Portfolio’s Energy exposure, with a focus on investment grade issuers that have manageable cost structures, and those, which are in midstream (pipeline) credits with relatively stable revenue streams. The Portfolio also held an overall overweight to structured credit, with an underweight to Agency MBS and an overweight to Non-Agency MBS, CMBS, and ABS. Non-agency structured credit is attractive, in light of the strong housing and commercial real estate markets in the U.S. The U.S. housing market is strong, benefiting from relatively low mortgage rates, increased household formation, and strong demand from first time homebuyers. The commercial real estate market is benefiting from relatively strong U.S. economic growth. Given our more constructive view of the U.S. dollar and of the U.S. economy, the Portfolio held a net non-U.S. Dollar exposure of 2%, which is significantly lower than its average historical non-Dollar currency position. In addition, the Portfolio continued to hold a relative overweight to U.S. corporate sectors and an underweight to eurozone corporate sectors, with total U.S. exposure at 74%. Through year end, we remained selective with respect to Emerging Markets exposure, in light of the less compelling yield advantage over U.S. assets, stronger U.S. growth, and weaker commodities prices. Emerging Markets country exposure was 11%, for a 3.5% overweight relative to the Index.

Ken Taubes

Andrew Feltus

Charles Melchreit

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Strategic Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. UNIVERSAL INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Strategic Income Portfolio
Class A	-1.30	3.93	6.24	—
Class B	-1.58	—	—	1.72
Class E	-1.46	3.77	—	6.05
Barclays U.S. Universal Index	0.43	3.46	4.67	—

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2 Inception dates of the Class A, Class B and Class E shares are 6/16/1994, 7/17/2013 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
Corporate Bonds & Notes	45.5
U.S. Treasury & Government Agencies	18.0
Mortgage-Backed Securities	10.6
Floating Rate Loans	7.6
Foreign Government	5.6
Asset-Backed Securities	4.4
Municipals	3.2
Convertible Bonds	1.3
Preferred Stocks	0.9
Convertible Preferred Stocks	0.6

MIST-3

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Strategic Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.61%	$1,000.00	$977.80	$3.04
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class B	Actual	0.86%	$1,000.00	$976.40	$4.28
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class E	Actual	0.76%	$1,000.00	$976.70	$3.79
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—45.5% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.5%
Alliance One International, Inc. 9.875%, 07/15/21 (a)	1,875,000	$1,378,125
MHP S.A. 8.250%, 04/02/20 (144A)	1,800,000	1,557,000
Reynolds American, Inc. 3.750%, 05/20/23 (144A)	800,000	798,165
Viterra, Inc. 5.950%, 08/01/20 (144A)	2,760,000	2,346,000

		6,079,290

Airlines—0.7%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	746,304	745,371
American Airlines Pass-Through Trust 3.600%, 09/22/27	1,625,000	1,641,250
4.400%, 09/22/23	975,000	967,687
Delta Air Lines Pass-Through Trust 4.950%, 05/23/19	378,521	397,448
6.375%, 01/02/16 (144A)	725,000	727,719
Hawaiian Airlines Pass-Through Certificates 3.900%, 01/15/26	443,671	432,579
Latam Airlines Pass-Through Trust 4.200%, 11/15/27 (144A) (a)	2,900,000	2,718,750
TAM Capital 3, Inc. 8.375%, 06/03/21 (144A) (a)	460,000	363,860

		7,994,664

Auto Manufacturers—0.1%
Hyundai Capital Services, Inc. 3.500%, 09/13/17 (144A) (a)	660,000	672,249

Auto Parts & Equipment—0.0%
Commercial Vehicle Group, Inc. 7.875%, 04/15/19	235,000	205,625
Meritor, Inc. 6.250%, 02/15/24 (a)	265,000	226,575

		432,200

Banks—7.4%
Alfa Bank OJSC Via Alfa Bond Issuance plc 7.500%, 09/26/19 (144A) (a)	2,150,000	2,184,766
8.625%, 04/26/16 (144A) (RUB)	41,800,000	565,233
Australia & New Zealand Banking Group, Ltd. 4.500%, 03/19/24 (144A) (a)	1,470,000	1,475,221
Banco de Credito del Peru 6.875%, 09/16/26 (144A) (b)	1,915,000	2,072,988
Banco Nacional de Costa Rica 4.875%, 11/01/18 (144A)	1,000,000	992,500
Banco Santander S.A. 6.375%, 05/19/19 (b)	1,400,000	1,330,000
Bank of America Corp. 6.110%, 01/29/37	950,000	1,077,965
6.250%, 09/05/24 (b)	2,750,000	2,756,875
6.500%, 10/23/24 (a) (b)	3,575,000	3,767,156

Banks—(Continued)
Bank of New York Mellon Corp. (The) 4.500%, 06/20/23 (b)	925,000	846,375
BBVA Bancomer S.A. 4.375%, 04/10/24 (144A) (a)	650,000	641,875
5.350%, 11/12/29 (144A) (a) (b)	400,000	392,000
6.500%, 03/10/21 (144A)	4,110,000	4,356,600
BNP Paribas S.A. 4.375%, 09/28/25 (144A)	3,000,000	2,937,966
Capital One Financial Corp. 5.550%, 06/01/20 (a) (b)	3,350,000	3,333,250
Citigroup, Inc. 5.900%, 02/15/23 (a) (b)	1,275,000	1,252,688
5.950%, 01/30/23 (b)	3,016,000	2,951,156
Credit Agricole S.A. 6.625%, 09/23/19 (144A) (a) (b)	4,325,000	4,251,475
7.875%, 01/23/24 (144A) (a) (b)	1,750,000	1,789,375
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22 (144A)	3,600,000	3,597,160
Goldman Sachs Group, Inc. (The) 5.200%, 12/17/19 (NZD)	2,480,000	1,753,858
ING Groep NV 6.500%, 04/16/25 (b)	4,326,000	4,225,961
Intesa Sanpaolo S.p.A. 6.500%, 02/24/21 (144A)	1,175,000	1,332,793
7.700%, 09/17/25 (144A) (a) (b)	2,950,000	3,005,312
JPMorgan Chase & Co. 4.250%, 11/02/18 (NZD)	2,600,000	1,798,640
6.750%, 02/01/24 (a) (b)	5,664,000	6,173,760
Macquarie Bank, Ltd. 4.875%, 06/10/25 (144A) (a)	2,100,000	2,072,608
Morgan Stanley 4.100%, 05/22/23	2,500,000	2,525,503
4.875%, 11/01/22	450,000	477,563
5.550%, 07/15/20 (b)	325,000	325,000
6.625%, 04/01/18	714,000	782,922
Nordea Bank AB 4.250%, 09/21/22 (144A) (a)	3,400,000	3,482,858
Oversea-Chinese Banking Corp., Ltd. 4.000%, 10/15/24 (144A) (a) (b)	800,000	813,884
PNC Financial Services Group, Inc. (The) 6.750%, 08/01/21 (b)	1,970,000	2,095,588
Royal Bank of Scotland Group plc 7.500%, 08/10/20 (b)	2,350,000	2,446,938
8.000%, 08/10/25 (a) (b)	1,150,000	1,216,125
Scotia Bank Peru DPR Finance Co. 3.262%, 03/15/17 (144A) (b)	263,158	262,997
Scotiabank Peru S.A. 4.500%, 12/13/27 (144A) (a) (b)	1,900,000	1,824,000
Standard Chartered plc 3.950%, 01/11/23 (144A)	3,275,000	3,150,543
UBS AG 7.625%, 08/17/22	2,850,000	3,249,000
VTB Bank OJSC Via VTB Capital S.A. 6.950%, 10/17/22 (144A) (a)	700,000	665,000

		86,253,477

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,254,000	$1,449,543
Constellation Brands, Inc. 4.750%, 11/15/24	455,000	464,100

		1,913,643

Biotechnology—0.4%
Biogen, Inc. 3.625%, 09/15/22	1,350,000	1,364,953
4.050%, 09/15/25	1,625,000	1,632,374
Gilead Sciences, Inc. 4.600%, 09/01/35	1,800,000	1,830,299

		4,827,626

Building Materials—0.9%
Building Materials Corp. of America 5.375%, 11/15/24 (144A)	1,640,000	1,635,900
Cemex Espana S.A. 9.875%, 04/30/19 (144A)	1,420,000	1,501,650
Cemex S.A.B. de C.V. 7.250%, 01/15/21 (144A)	800,000	770,000
Desarrolladora Homex S.A.B. de C.V. 9.500%, 12/11/19 (144A) (c) (d)	855,000	12,825
9.750%, 03/25/20 (144A) (c) (d)	655,000	9,825
Holcim U.S. Finance Sarl & Cie SCS 6.000%, 12/30/19 (144A)	225,000	249,554
Masco Corp. 5.950%, 03/15/22	1,425,000	1,539,000
7.125%, 03/15/20	2,905,000	3,355,275
Owens Corning 4.200%, 12/01/24	1,100,000	1,070,575
Union Andina de Cementos SAA 5.875%, 10/30/21 (144A) (a)	770,000	743,050

		10,887,654

Chemicals—1.2%
Agrium, Inc. 5.250%, 01/15/45	4,475,000	4,171,389
Blue Cube Spinco, Inc. 9.750%, 10/15/23 (144A)	225,000	242,719
10.000%, 10/15/25 (144A)	225,000	247,500
Eastman Chemical Co. 4.800%, 09/01/42	740,000	679,411
EuroChem Mineral & Chemical Co. OJSC via EuroChem Global Investments, Ltd. 5.125%, 12/12/17 (144A)	600,000	601,500
Hexion, Inc. 8.875%, 02/01/18 (a)	285,000	200,925
Hexion, Inc. / Hexion Nova Scotia Finance ULC 9.000%, 11/15/20	655,000	250,537
Ineos Finance plc 4.000%, 05/01/23 (144A) (EUR)	2,505,000	2,599,804
Methanex Corp. 4.250%, 12/01/24	1,225,000	1,086,083

Chemicals—(Continued)
NOVA Chemicals Corp. 5.000%, 05/01/25 (144A) (a)	645,000	622,425
Phosagro OAO via Phosagro Bond Funding, Ltd. 4.204%, 02/13/18 (144A)	900,000	888,525
Platform Specialty Products Corp. 6.500%, 02/01/22 (144A) (a)	625,000	540,625
PSPC Escrow Corp. 6.000%, 02/01/23 (144A) (EUR)	190,000	176,543
Rain CII Carbon LLC / CII Carbon Corp. 8.000%, 12/01/18 (144A)	1,275,000	1,093,312
Rentech Nitrogen Partners L.P. / Rentech Nitrogen Finance Corp. 6.500%, 04/15/21 (144A)	360,000	349,200

		13,750,498

Commercial Services—1.0%
Amherst College 3.794%, 11/01/42	400,000	380,096
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19 (a)	950,000	1,032,868
Massachusetts Institute of Technology 5.600%, 07/01/2111	800,000	978,647
President and Fellows of Harvard College 2.300%, 10/01/23	1,000,000	945,047
Red de Carreteras de Occidente SAPIB de C.V. 9.000%, 06/10/28 (144A) (MXN)	15,000,000	837,050
Rent-A-Center, Inc. 6.625%, 11/15/20	350,000	296,625
SFX Entertainment, Inc. 9.625%, 02/01/19 (144A)	2,950,000	1,593,000
Tufts University 5.017%, 04/15/2112	2,700,000	2,777,984
University of Southern California 5.250%, 10/01/2111	550,000	621,660
Verisk Analytics, Inc. 5.500%, 06/15/45	1,730,000	1,651,742
William Marsh Rice University 4.626%, 05/15/63	900,000	939,982

		12,054,701

Computers—0.2%
Brocade Communications Systems, Inc. 4.625%, 01/15/23	550,000	522,500
NCR Corp. 6.375%, 12/15/23 (a)	1,970,000	1,940,450

		2,462,950

Diversified Financial Services—3.4%
Acorn Re, Ltd. 3.663%, 07/17/18 (144A) (b)	800,000	806,160
Ally Financial, Inc. 4.625%, 05/19/22	400,000	402,000
4.625%, 03/30/25 (a)	500,000	493,750
5.750%, 11/20/25	675,000	683,438

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Atlas Reinsurance VII, Ltd. 8.202%, 01/07/16 (144A) (b)	250,000	$249,850
Ausdrill Finance Pty, Ltd. 6.875%, 11/01/19 (144A)	810,000	575,100
Blackstone Holdings Finance Co. LLC 6.250%, 08/15/42 (144A)	2,915,000	3,444,303
Blue Danube II, Ltd. 4.562%, 05/23/16 (144A) (b)	1,250,000	1,246,625
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros 5.500%, 07/16/20 (144A) (a)	2,000,000	1,965,000
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	2,345,000	2,573,663
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	3,579,402
Eden Re II, Ltd. Zero Coupon, 04/19/18 (144A)	1,300,000	1,384,500
Fly Leasing, Ltd. 6.750%, 12/15/20 (a)	770,000	789,135
Grain Spectrum Funding II LLC 3.290%, 10/10/19 (144A)	1,172,892	1,170,546
ICBCIL Finance Co., Ltd. 2.011%, 11/13/18 (144A) (a) (b)	2,525,000	2,522,932
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	3,750,000	3,909,585
Legg Mason, Inc. 5.625%, 01/15/44	1,150,000	1,142,303
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,400,000	1,545,163
6.250%, 01/14/21 (144A)	400,000	446,444
Magnesita Finance, Ltd. 8.625%, 04/05/17 (144A)	750,000	405,000
Mythen Re, Ltd. 9.033%, 01/05/17 (144A) (b)	1,200,000	1,233,720
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 06/01/22	835,000	722,275
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.875%, 04/15/45 (144A)	1,825,000	1,538,800
Sector Re V, Ltd. Zero Coupon, 12/01/19 (144A)	5,666	181,914
Zero Coupon, 03/01/20 (144A)	850,000	972,490
Zero Coupon, 12/01/20 (144A)	700,000	703,290
SUAM Finance B.V. 4.875%, 04/17/24 (144A) (a)	975,000	989,625
Vita Capital V, Ltd. 2.863%, 01/15/17 (144A) (b)	500,000	503,250
3.563%, 01/15/17 (144A) (b)	3,200,000	3,225,600

		39,405,863

Electric—2.4%
Consolidated Edison Co. of New York, Inc. 4.625%, 12/01/54	3,225,000	3,173,242

Electric—(Continued)
Electricite de France S.A. 5.250%, 01/29/23 (144A) (a) (b)	950,000	893,000
6.000%, 01/22/14 (144A)	4,000,000	3,913,920
Empresa Electrica Angamos S.A. 4.875%, 05/25/29 (144A)	1,670,000	1,489,785
Enel S.p.A. 8.750%, 09/24/73 (144A) (b)	2,090,000	2,379,987
FPL Energy American Wind LLC 6.639%, 06/20/23 (144A)	186,134	186,134
FPL Energy Wind Funding LLC 6.876%, 06/27/17 (144A)	71,586	69,439
Iberdrola International B.V. 6.750%, 07/15/36 (a)	2,125,000	2,604,226
Israel Electric Corp., Ltd. 6.700%, 02/10/17 (144A)	770,000	803,726
7.250%, 01/15/19 (144A)	845,000	936,524
9.375%, 01/28/20 (144A)	410,000	499,585
Kiowa Power Partners LLC 5.737%, 03/30/21 (144A)	610,405	643,977
NRG Energy, Inc. 6.250%, 05/01/24 (a)	1,350,000	1,134,270
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	745,359	857,149
Public Service Co. of New Mexico 7.950%, 05/15/18	625,000	699,409
Southern California Edison Co. 6.250%, 02/01/22 (b)	1,575,000	1,735,256
Star Energy Geothermal Wayang Windu, Ltd. 6.125%, 03/27/20 (144A)	1,300,000	1,229,800
Talen Energy Supply LLC 4.625%, 07/15/19 (144A) (a)	1,965,000	1,473,750
6.500%, 06/01/25 (144A) (a)	1,675,000	1,105,500
Terraform Global Operating LLC 9.750%, 08/15/22 (144A)	1,085,000	865,287
West Penn Power Co. 5.950%, 12/15/17 (144A)	1,197,000	1,283,037

		27,977,003

Electrical Components & Equipment—0.0%
Legrand France S.A. 8.500%, 02/15/25	20,000	26,569

Electronics—0.2%
Flextronics International, Ltd. 4.625%, 02/15/20 (a)	780,000	806,469
5.000%, 02/15/23	1,300,000	1,317,875

		2,124,344

Energy - Alternate Sources—0.2%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	266,455	285,439
ContourGlobal Power Holdings S.A. 7.125%, 06/01/19 (144A)	1,165,000	1,106,750
TerraForm Power Operating LLC 5.875%, 02/01/23 (144A)	760,000	628,900

		2,021,089

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—0.1%
Abengoa Finance SAU 8.875%, 11/01/17 (144A)	500,000	$73,750
Aguila 3 S.A. 7.875%, 01/31/18 (144A)	400,000	401,000
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/17 (144A)	550,000	136,125
8.900%, 02/04/21 (144A)	1,500,000	318,750

		929,625

Entertainment—0.2%
Mashantucket Western Pequot Tribe 6.500%, 07/01/36 (e) (f)	22,596	113
Scientific Games International, Inc. 10.000%, 12/01/22	2,600,000	1,846,000

		1,846,113

Food—1.2%
BRF S.A. 3.950%, 05/22/23 (144A)	600,000	541,500
CFG Investment SAC 9.750%, 07/30/19 (144A)	995,000	467,650
Darling Global Finance B.V. 4.750%, 05/30/22 (144A) (EUR)	395,000	414,456
Grupo Bimbo S.A.B. de C.V. 3.875%, 06/27/24 (144A)	1,800,000	1,749,398
JBS Investments GmbH 7.750%, 10/28/20 (144A)	890,000	854,400
JBS USA LLC / JBS USA Finance, Inc. 5.750%, 06/15/25 (144A)	795,000	691,650
Marfrig Holding Europe B.V. 6.875%, 06/24/19 (144A)	2,885,000	2,574,863
8.375%, 05/09/18 (144A)	1,200,000	1,152,000
Marfrig Overseas, Ltd. 9.500%, 05/04/20 (144A)	825,000	808,500
Minerva Luxembourg S.A. 7.750%, 01/31/23 (144A)	1,950,000	1,833,000
12.250%, 02/10/22 (144A)	800,000	808,000
Post Holdings, Inc. 6.750%, 12/01/21 (144A)	1,235,000	1,259,700
7.750%, 03/15/24 (144A)	650,000	680,875

		13,835,992

Forest Products & Paper—0.3%
International Paper Co. 3.800%, 01/15/26 (a)	500,000	492,623
6.000%, 11/15/41	1,800,000	1,887,710
Resolute Forest Products, Inc. 5.875%, 05/15/23 (a)	1,880,000	1,367,700

		3,748,033

Gas—0.2%
Nakilat, Inc. 6.067%, 12/31/33 (144A)	520,000	570,960
6.267%, 12/31/33 (144A)	1,200,049	1,320,654

		1,891,614

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc. 5.750%, 12/15/53 (b)	1,525,000	1,601,250

Healthcare-Services—0.5%
HCA, Inc. 6.500%, 02/15/20	350,000	381,325
7.690%, 06/15/25	50,000	53,875
8.360%, 04/15/24	50,000	56,500
Kindred Healthcare, Inc. 6.375%, 04/15/22	890,000	738,700
MEDNAX, Inc. 5.250%, 12/01/23 (144A)	750,000	753,750
Molina Healthcare, Inc. 5.375%, 11/15/22 (144A)	1,555,000	1,555,000
NYU Hospitals Center 4.428%, 07/01/42	1,800,000	1,710,772

		5,249,922

Home Builders—0.6%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A)	445,000	411,625
DR Horton, Inc. 5.750%, 08/15/23	1,375,000	1,465,750
KB Home 7.000%, 12/15/21	1,800,000	1,775,250
Meritage Homes Corp. 7.000%, 04/01/22	2,500,000	2,618,750
Toll Brothers Finance Corp. 4.875%, 11/15/25	575,000	564,938

		6,836,313

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A) (a)	1,090,000	993,670

Household Products/Wares—0.2%
Controladora Mabe S.A. de C.V. 7.875%, 10/28/19 (144A)	2,121,000	2,290,680

Insurance—5.4%
Alamo Re, Ltd. 6.063%, 06/07/18 (144A) (b)	400,000	409,640
Arlington Segregated Account (Kane SAC, Ltd.) Zero Coupon, 08/31/16 (f)	300,000	326,640
AXA S.A. 8.600%, 12/15/30	1,320,000	1,773,749
Brown & Brown, Inc. 4.200%, 09/15/24	3,000,000	2,962,365
Caelus Re, Ltd. 5.250%, 03/07/16 (144A) (b)	1,150,000	1,149,540
7.013%, 04/07/17 (144A) (b)	1,050,000	1,073,835
Carnoustie Segregated Account (Kane SAC, Ltd.) Zero Coupon, 02/19/16 (f)	1,200,000	1,396,200

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Clarendon Segregated Account (Kane SAC, Ltd.) Zero Coupon, 06/15/16 (f)	400,000	$399,840
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,545,991
East Lane Re V, Ltd. 9.163%, 03/16/16 (144A) (b)	250,000	252,900
Exeter Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	1,644,300	1,800,015
Galileo Re, Ltd. 7.563%, 01/09/17 (144A) (b)	1,000,000	1,007,000
Golden State RE II, Ltd. 2.363%, 01/08/19 (144A) (b)	1,000,000	992,800
Gullane Segregated Account (Kane SAC, Ltd.) Zero Coupon, 04/29/16 (f)	1,900,000	2,162,390
Hereford Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	504,600	600,020
Ibis Re II, Ltd. 4.163%, 06/28/16 (144A) (b)	750,000	754,800
4.663%, 06/28/16 (144A) (b)	250,000	252,200
Kilimanjaro Re, Ltd. 3.913%, 11/25/19 (144A) (b)	1,050,000	1,040,235
4.663%, 04/30/18 (144A) (b)	250,000	246,700
4.913%, 04/30/18 (144A) (b)	1,900,000	1,888,410
6.913%, 12/06/19 (144A) (b)	800,000	801,200
9.413%, 12/06/19 (144A) (b)	500,000	501,950
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	3,209,196
Loma Reinsurance, Ltd. 8.423%, 01/08/18 (144A) (b)	300,000	308,160
Longpoint Re, Ltd. III 3.750%, 05/23/18 (144A) (b)	1,300,000	1,313,130
4.363%, 05/18/16 (144A) (b)	2,075,000	2,084,545
LRE 2015 Segregated Account (Prime Bermuda) Zero Coupon, 03/30/18 (f)	750,000	836,100
Merna Re V, Ltd. 2.163%, 04/07/17 (144A) (b)	1,000,000	997,800
Muirfield Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	800,400	899,970
Northshore Re, Ltd. 7.413%, 07/05/16 (144A) (b)	1,100,000	1,113,420
OneBeacon U.S. Holdings, Inc. 4.600%, 11/09/22	1,200,000	1,206,125
Pangaea Re Segregated Account (Kane SAC, Ltd.) Zero Coupon, 02/01/19 (f)	1,200,000	1,395,720
Pangaea Segregated Account (Kane SAC, Ltd.) Zero Coupon, 11/20/19 (f)	1,000,000	1,059,600
PennUnion Re, Ltd. 4.663%, 12/07/18 (144A) (b)	1,000,000	995,800
Prudential Financial, Inc. 5.625%, 06/15/43 (b)	1,750,000	1,789,375
5.875%, 09/15/42 (b)	1,200,000	1,247,400
8.875%, 06/15/38 (b)	915,000	1,029,375
Queen Street VII Re, Ltd. 8.763%, 04/08/16 (144A) (b)	950,000	954,370

Insurance—(Continued)
Queen Street XI Re Dac 6.394%, 06/07/19 (144A) (b)	500,000	499,650
Residential Reinsurance 2012, Ltd. 4.663%, 12/06/16 (144A) (b)	1,400,000	1,408,260
5.913%, 12/06/16 (144A) (b)	1,250,000	1,266,375
8.163%, 06/06/16 (144A) (b)	950,000	967,480
10.163%, 06/06/16 (144A) (b)	800,000	821,600
Residential Reinsurance 2013, Ltd. 9.413%, 06/06/17 (144A) (b)	350,000	368,095
Residential Reinsurance 2015, Ltd. 7.413%, 12/06/19 (144A) (b)	250,000	248,875
Sanders Re, Ltd. 3.163%, 05/25/18 (144A) (b)	500,000	488,300
3.663%, 05/05/17 (144A) (b)	500,000	495,850
4.003%, 06/07/17 (144A) (b)	750,000	748,050
4.163%, 05/05/17 (144A) (b)	1,500,000	1,495,650
Silverton Re, Ltd. Zero Coupon, 09/17/18 (144A)	850,000	850,000
St. Andrews Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/22/16 (f)	1,200,000	1,350,840
Tar Heel Re, Ltd. 8.663%, 05/09/16 (144A) (b)	2,650,000	2,705,385
Tokio Tralee 2015 Re Zero Coupon, 07/15/17 (JPY)	90,479,517	751,794
Troon Segregated Account (Kane SAC, Ltd.) Zero Coupon, 01/07/16	825,900	899,983
Vitality Re IV, Ltd. 2.913%, 01/09/17 (144A) (b)	400,000	402,160
Vitality Re V, Ltd. 1.913%, 01/07/19 (144A) (b)	250,000	246,925
2.663%, 01/07/19 (144A) (b)	250,000	251,350
Voya Financial, Inc. 5.650%, 05/15/53 (b)	875,000	861,875
Wilton Re Finance LLC 5.875%, 03/30/33 (144A) (b)	1,050,000	1,101,649

		63,008,652

Internet—0.3%
Expedia, Inc. 4.500%, 08/15/24	2,400,000	2,316,360
5.950%, 08/15/20 (a)	675,000	736,502

		3,052,862

Investment Company Security—0.1%
Gruposura Finance S.A. 5.700%, 05/18/21 (144A)	915,000	955,031

Iron/Steel—0.4%
Allegheny Technologies, Inc. 9.375%, 06/01/19	1,135,000	908,000
Evraz, Inc. N.A. Canada 7.500%, 11/15/19 (144A)	2,050,000	1,916,750
Metalloinvest Finance, Ltd. 5.625%, 04/17/20 (144A) (a)	600,000	576,732

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—(Continued)
Samarco Mineracao S.A. 4.125%, 11/01/22 (144A) (a)	1,275,000	$408,000
Worthington Industries, Inc. 4.550%, 04/15/26	710,000	701,415

		4,510,897

Leisure Time—0.2%
NCL Corp., Ltd. 4.625%, 11/15/20 (144A)	1,090,000	1,067,350
5.250%, 11/15/19 (144A)	700,000	715,316

		1,782,666

Lodging—0.2%
MGM Resorts International 6.000%, 03/15/23 (a)	2,085,000	2,069,363
Wynn Macau, Ltd. 5.250%, 10/15/21 (144A) (a)	479,000	421,520

		2,490,883

Machinery - Construction & Mining—0.0%
Ormat Funding Corp. 8.250%, 12/30/20	572,856	572,856

Machinery - Diversified—0.2%
Cummins, Inc. 5.650%, 03/01/98	2,375,000	2,479,586

Media—0.9%
Altice Financing S.A. 6.500%, 01/15/22 (144A)	1,250,000	1,237,500
CCO Safari LLC 6.384%, 10/23/35 (144A)	3,135,000	3,167,388
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.950%, 01/15/25 (a)	4,723,000	4,655,980
Globo Comunicacao e Participacoes S.A. 4.843%, 06/08/25 (144A)	715,000	643,500
Numericable-SFR SAS 6.000%, 05/15/22 (144A)	975,000	945,750

		10,650,118

Metal Fabricate/Hardware—0.1%
Elementia S.A.B. de C.V. 5.500%, 01/15/25 (144A)	1,530,000	1,399,950
Valmont Industries, Inc. 6.625%, 04/20/20	314,000	347,897

		1,747,847

Mining—0.8%
Freeport-McMoRan, Inc. 3.875%, 03/15/23 (a)	1,605,000	914,850
Fresnillo plc 5.500%, 11/13/23 (144A)	1,275,000	1,281,375

Mining—(Continued)
Glencore Funding LLC 4.125%, 05/30/23 (144A)	875,000	645,321
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A)	3,310,000	2,465,950
MMC Norilsk Nickel OJSC via MMC Finance, Ltd. 5.550%, 10/28/20 (144A)	1,400,000	1,401,708
6.625%, 10/14/22 (144A)	700,000	712,600
Vedanta Resources plc 6.000%, 01/31/19 (144A)	1,150,000	727,878
9.500%, 07/18/18 (144A)	725,000	536,464
Volcan Cia Minera SAA 5.375%, 02/02/22 (144A)	340,000	215,900

		8,902,046

Multi-National—1.3%
Africa Finance Corp. 4.375%, 04/29/20 (144A)	1,950,000	1,955,421
European Bank for Reconstruction & Development 6.000%, 03/03/16 (INR)	227,300,000	3,430,377
Inter-American Development Bank 6.000%, 09/05/17 (INR)	37,550,000	559,292
International Bank for Reconstruction & Development 4.625%, 10/06/21 (NZD)	1,930,000	1,378,320
5.750%, 10/21/19 (AUD)	1,600,000	1,294,177
International Finance Corp. 6.300%, 11/25/24 (INR)	47,580,000	671,801
7.750%, 12/03/16 (INR)	189,120,000	2,869,916
8.250%, 06/10/21 (INR)	190,030,000	3,008,509

		15,167,813

Municipal—0.2%
Brazil Minas SPE via State of Minas Gerais 5.333%, 02/15/28 (144A)	3,000,000	2,257,500

Oil & Gas—2.5%
Antero Resources Corp. 5.375%, 11/01/21	1,465,000	1,172,000
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/22 (144A)	1,875,000	1,293,750
Bonanza Creek Energy, Inc. 5.750%, 02/01/23	840,000	436,800
Calumet Specialty Products Partners L.P. / Calumet Finance Corp. 6.500%, 04/15/21	1,073,000	933,510
Carrizo Oil & Gas, Inc. 7.500%, 09/15/20	830,000	725,212
Denbury Resources, Inc. 4.625%, 07/15/23 (a)	1,845,000	593,869
5.500%, 05/01/22 (a)	775,000	257,285
Dolphin Energy, Ltd. 5.500%, 12/15/21 (144A)	470,000	516,887

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Ensco plc 4.500%, 10/01/24 (a)	2,550,000	$1,755,346
EP Energy LLC / Everest Acquisition Finance, Inc. 7.750%, 09/01/22	30,000	15,300
9.375%, 05/01/20	1,575,000	1,004,062
Gazprom OAO Via Gaz Capital S.A. 4.950%, 07/19/22 (144A)	200,000	187,202
8.146%, 04/11/18 (144A)	190,000	204,468
Hilcorp Energy I L.P. / Hilcorp Finance Co. 5.750%, 10/01/25 (144A)	1,505,000	1,309,350
KazMunayGas National Co. JSC 4.400%, 04/30/23 (144A)	600,000	557,916
Linn Energy LLC / Linn Energy Finance Corp. 6.250%, 11/01/19	287,000	47,355
8.625%, 04/15/20 (a)	825,000	141,281
12.000%, 12/15/20 (144A)	544,000	272,000
Newfield Exploration Co. 5.625%, 07/01/24	1,625,000	1,385,312
Noble Energy, Inc. 5.625%, 05/01/21	755,000	738,531
5.875%, 06/01/22 (a)	1,160,000	1,103,508
Novatek OAO via Novatek Finance, Ltd. 4.422%, 12/13/22 (144A)	2,600,000	2,298,270
Pacific Exploration and Production Corp. 5.375%, 01/26/19 (144A)	710,000	134,900
Petrobras Global Finance B.V. 3.000%, 01/15/19 (a)	2,375,000	1,805,000
Petroleos Mexicanos 7.190%, 09/12/24 (144A) (MXN)	2,715,000	145,840
Rosneft Finance S.A. 6.625%, 03/20/17 (144A)	375,000	383,812
7.500%, 07/18/16 (144A)	1,090,000	1,114,525
Rowan Cos., Inc. 4.750%, 01/15/24 (a)	3,125,000	2,222,244
5.850%, 01/15/44	1,305,000	787,497
SM Energy Co. 5.000%, 01/15/24 (a)	210,000	136,500
5.625%, 06/01/25 (a)	695,000	458,700
6.500%, 01/01/23	195,000	143,325
Swift Energy Co. 7.875%, 03/01/22 (f)	1,130,000	90,400
Tesoro Corp. 5.375%, 10/01/22 (a)	1,630,000	1,634,075
Valero Energy Corp. 9.375%, 03/15/19	1,230,000	1,453,159
WPX Energy, Inc. 7.500%, 08/01/20 (a)	1,675,000	1,356,750

		28,815,941

Oil & Gas Services—0.5%
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.750%, 02/01/22	2,278,000	1,400,970
SESI LLC 7.125%, 12/15/21	1,274,000	1,133,860

Oil & Gas Services—(Continued)
Weatherford International, Ltd. 5.950%, 04/15/42	3,575,000	2,511,437
9.625%, 03/01/19	1,209,000	1,177,264

		6,223,531

Packaging & Containers—0.4%
AEP Industries, Inc. 8.250%, 04/15/19	290,000	297,975
Ardagh Packaging Finance plc 9.125%, 10/15/20 (144A)	2,325,000	2,394,750
9.250%, 10/15/20 (144A) (EUR)	400,000	454,288
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.750%, 01/31/21 (144A)	300,000	288,000
7.000%, 11/15/20 (144A)	211,765	208,059
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A) (a)	355,000	360,325
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.875%, 08/15/19	705,000	710,287

		4,713,684

Pharmaceuticals—0.2%
Endo Finance Co. 5.750%, 01/15/22 (144A)	1,000,000	970,000
Endo Finance LLC / Endo Finco, Inc. 5.875%, 01/15/23 (144A)	480,000	470,400
Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc. 6.000%, 02/01/25 (144A)	495,000	487,575
Valeant Pharmaceuticals International, Inc. 5.875%, 05/15/23 (144A)	675,000	602,438

		2,530,413

Pipelines—3.6%
Boardwalk Pipelines L.P. 4.950%, 12/15/24	2,450,000	2,130,348
Buckeye Partners L.P. 6.050%, 01/15/18	505,000	524,250
DCP Midstream LLC 5.850%, 05/21/43 (144A) (b)	2,071,000	1,584,315
9.750%, 03/15/19 (144A)	1,267,000	1,290,121
DCP Midstream Operating L.P. 5.600%, 04/01/44	650,000	394,759
Enbridge Energy Partners L.P. 7.375%, 10/15/45	3,400,000	3,257,462
EnLink Midstream Partners L.P. 4.400%, 04/01/24	1,869,000	1,479,870
Enterprise Products Operating LLC 3.700%, 02/15/26	500,000	448,501
3.750%, 02/15/25 (a)	1,375,000	1,257,722
8.375%, 08/01/66 (b)	1,059,000	947,805
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.750%, 08/01/22 (a)	2,750,000	2,337,500

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Kinder Morgan, Inc. 5.050%, 02/15/46 (a)	3,125,000	$2,317,537
5.550%, 06/01/45	4,130,000	3,224,002
MPLX L.P. 4.875%, 12/01/24 (144A)	3,090,000	2,773,275
ONEOK, Inc. 6.875%, 09/30/28	1,850,000	1,332,000
Plains All American Pipeline L.P. / PAA Finance Corp. 4.650%, 10/15/25 (a)	2,050,000	1,789,550
6.125%, 01/15/17	1,467,000	1,507,271
Questar Pipeline Co. 5.830%, 02/01/18	1,441,000	1,547,359
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	2,150,000	1,978,000
5.625%, 03/01/25 (144A)	600,000	507,750
Spectra Energy Capital LLC 6.200%, 04/15/18	1,109,000	1,173,788
6.750%, 07/15/18	600,000	645,178
Sunoco Logistics Partners Operations L.P. 6.100%, 02/15/42	1,700,000	1,357,714
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.000%, 01/15/18 (144A)	1,400,000	1,295,000
Williams Cos., Inc. (The) 5.750%, 06/24/44	5,525,000	3,280,502
7.500%, 01/15/31	1,450,000	1,003,178
7.750%, 06/15/31	1,549,000	1,097,013

		42,481,770

Real Estate Investment Trusts—1.2%
Alexandria Real Estate Equities, Inc. 2.750%, 01/15/20	1,575,000	1,548,371
3.900%, 06/15/23	811,000	800,979
4.600%, 04/01/22	575,000	596,530
Communications Sales & Leasing, Inc. / CSL Capital LLC 6.000%, 04/15/23 (144A)	1,300,000	1,228,500
CubeSmart L.P. 4.800%, 07/15/22 (a)	550,000	585,682
DCT Industrial Operating Partnership L.P. 4.500%, 10/15/23	1,250,000	1,250,915
Equinix, Inc. 5.375%, 01/01/22	900,000	922,500
5.750%, 01/01/25	1,100,000	1,124,750
5.875%, 01/15/26	445,000	458,350
Healthcare Realty Trust, Inc. 5.750%, 01/15/21	630,000	694,906
Highwoods Realty L.P. 3.625%, 01/15/23	1,525,000	1,477,454
Omega Healthcare Investors, Inc. 4.950%, 04/01/24	1,880,000	1,898,663
Piedmont Operating Partnership L.P. 3.400%, 06/01/23	1,880,000	1,762,831

		14,350,431

Retail—0.5%
CVS Pass-Through Trust 5.773%, 01/10/33 (144A) (a)	818,084	880,515
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.000%, 06/01/21 (144A)	695,000	618,550
Outerwall, Inc. 6.000%, 03/15/19 (a)	965,000	858,850
QVC, Inc. 4.450%, 02/15/25 (a)	3,250,000	3,014,157

		5,372,072

Semiconductors—0.6%
Advanced Micro Devices, Inc. 7.000%, 07/01/24	700,000	455,000
Intel Corp. 4.900%, 07/29/45	4,375,000	4,624,209
Micron Technology, Inc. 5.250%, 08/01/23 (144A)	2,485,000	2,230,287

		7,309,496

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	440,000	446,600

Software—0.3%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	1,100,000	1,152,250
Audatex North America, Inc. 6.000%, 06/15/21 (144A)	2,350,000	2,367,625

		3,519,875

Sovereign—0.3%
Instituto Costarricense de Electricidad 6.375%, 05/15/43 (144A)	850,000	637,500
6.950%, 11/10/21 (144A)	1,520,000	1,514,300
IPIC GMTN, Ltd. 5.500%, 03/01/22 (144A)	1,680,000	1,883,364

		4,035,164

Telecommunications—2.5%
AT&T, Inc. 4.750%, 05/15/46	1,250,000	1,144,495
CenturyLink, Inc. 6.450%, 06/15/21	700,000	682,500
7.600%, 09/15/39	700,000	535,500
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	1,600,000	1,710,434
6.113%, 01/15/20 (144A)	785,000	856,164
Digicel, Ltd. 6.000%, 04/15/21 (144A) (a)	1,340,000	1,128,950
Frontier Communications Corp. 7.125%, 01/15/23	277,000	238,913
8.500%, 04/15/20 (a)	1,498,000	1,501,745
8.750%, 04/15/22 (a)	1,950,000	1,803,750
8.875%, 09/15/20 (144A)	50,000	50,625
10.500%, 09/15/22 (144A)	50,000	49,813

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
GTP Acquisition Partners I LLC 2.350%, 06/15/20 (144A)	2,000,000	$1,939,480
GTP Cellular Sites LLC 3.721%, 03/15/17 (144A)	572,327	579,046
Level 3 Financing, Inc. 5.375%, 01/15/24 (144A)	835,000	839,175
Sprint Corp. 7.250%, 09/15/21	1,850,000	1,396,195
T-Mobile USA, Inc. 6.542%, 04/28/20	900,000	938,250
6.625%, 11/15/20	875,000	909,554
Unison Ground Lease Funding LLC 2.981%, 03/15/20 (144A)	1,100,000	1,093,979
Verizon Communications, Inc. 5.012%, 08/21/54	1,652,000	1,512,556
6.550%, 09/15/43	4,599,000	5,459,979
VimpelCom Holdings B.V. 7.504%, 03/01/22 (144A)	2,500,000	2,500,000
9.000%, 02/13/18 (144A) (RUB)	34,300,000	444,843
Windstream Services LLC 6.375%, 08/01/23 (a)	265,000	190,800
7.750%, 10/15/20 (a)	1,615,000	1,360,637

		28,867,383

Textiles—0.0%
Mohawk Industries, Inc. 3.850%, 02/01/23	575,000	582,179

Transportation—0.3%
Far East Capital, Ltd. S.A. 8.000%, 05/02/18	400,000	244,000
Golar LNG Partners L.P. 6.310%, 10/12/17 (NOK) (b)	6,000,000	682,924
Inversiones Alsacia S.A. 8.000%, 12/31/18 (144A)	1,389,035	305,588
Pelabuhan Indonesia II PT 4.250%, 05/05/25 (144A)	1,935,000	1,718,957

		2,951,469

Trucking & Leasing—0.2%
GATX Corp. 6.000%, 02/15/18	1,896,000	2,031,530

Total Corporate Bonds & Notes (Cost $565,298,278)		529,917,327

U.S. Treasury & Government Agencies—18.0%

Agency Sponsored Mortgage-Backed—13.6%
Fannie Mae 15 Yr. Pool 2.500%, 07/01/30	2,625,476	2,649,816
4.000%, 07/01/18	71,467	74,504
4.000%, 08/01/18	87,545	91,265
4.000%, 03/01/19	97,868	102,027
5.000%, 02/01/20	45,315	47,325

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 5.000%, 10/01/20	222,670	236,362
5.000%, 12/01/21	24,736	26,576
5.000%, 02/01/22	8,116	8,712
5.000%, 06/01/22	22,998	24,758
5.000%, 09/01/22	198,460	205,492
5.000%, 07/01/23	149,372	160,562
Fannie Mae 30 Yr. Pool 3.500%, 11/01/40	2,618,544	2,707,842
3.500%, 08/01/42	10,526,686	10,877,542
3.500%, 12/01/42	916,215	949,093
3.500%, TBA (g)	7,500,000	7,737,924
4.000%, 10/01/39	47,683	50,583
4.000%, 12/01/40	980,194	1,049,460
4.000%, 07/01/41	935,138	993,821
4.000%, 12/01/41	570,554	605,296
4.000%, 01/01/42	686,838	728,365
4.000%, 04/01/42	1,068,313	1,133,240
4.000%, 06/01/42	847,478	898,157
4.000%, 07/01/42	3,470,935	3,695,347
4.000%, 08/01/42	3,117,346	3,309,245
4.000%, 12/01/42	117,432	124,597
4.000%, 05/01/44	2,037,343	2,156,604
4.000%, 07/01/44	2,691,884	2,849,461
4.000%, 08/01/44	527,341	558,232
4.000%, 09/01/44	57,858	61,379
4.000%, 10/01/44	137,141	145,168
4.000%, 11/01/44	5,386,465	5,702,373
4.000%, 12/01/44	332,103	351,552
4.000%, 01/01/45	131,825	139,556
4.000%, 02/01/45	58,998	62,688
4.500%, 03/01/35	42,919	46,581
4.500%, 07/01/35	106,218	115,099
4.500%, 05/01/39	2,638,229	2,893,624
4.500%, 08/01/40	7,958,660	8,613,496
4.500%, 11/01/40	4,089,182	4,425,699
4.500%, 12/01/40	660,610	718,387
4.500%, 05/01/41	5,410,028	5,853,649
4.500%, 07/01/41	3,125,418	3,399,285
4.500%, 11/01/41	362,332	391,328
4.500%, 12/01/41	84,869	91,818
4.500%, 11/01/43	4,829,542	5,241,400
4.500%, 08/01/44	1,496,850	1,620,809
5.000%, 01/01/38	3,837,470	4,238,467
5.000%, 01/01/39	552,093	607,224
5.000%, 06/01/40	283,709	312,883
5.000%, 07/01/40	221,398	244,219
6.000%, 03/01/32	566	646
6.000%, 07/01/37	37,412	42,296
6.000%, 07/01/38	352,194	398,179
6.500%, 10/01/31	588	672
6.500%, 02/01/32	422	483
6.500%, 12/01/36	1,804	2,061
6.500%, 03/01/37	51,600	58,971
6.500%, 10/01/37	34,176	39,058
7.000%, 09/01/29	221	245
7.500%, 01/01/30	619	752
7.500%, 10/01/30	96	108

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS (CMO) 3.500%, 01/25/29 (h)	209,671	$10,470
4.500%, 06/25/29	434,278	464,106
Freddie Mac 15 Yr. Gold Pool 2.500%, 01/01/30	174,303	176,152
2.500%, 04/01/30	99,570	100,628
3.500%, 11/01/28	1,486,757	1,564,462
4.500%, 11/01/18	44,012	45,551
5.000%, 12/01/21	80,173	86,080
5.500%, 10/01/16	329	329
6.000%, 06/01/17	4,327	4,429
Freddie Mac 30 Yr. Gold Pool 3.500%, 10/01/40	586,116	604,527
3.500%, 08/01/43	3,160,739	3,257,194
3.500%, 03/01/45	1,892,750	1,949,960
3.500%, 07/01/45	94,145	97,256
4.000%, 01/01/44	2,666,991	2,820,000
4.000%, 02/01/44	423,883	449,773
4.000%, 07/01/44	5,572,693	5,901,637
4.500%, 04/01/41	1,705,419	1,843,704
5.000%, 05/01/34	310,008	340,302
5.000%, 06/01/35	53,830	58,931
5.000%, 05/01/37	265,519	290,581
5.000%, 09/01/38	46,576	50,846
5.000%, 10/01/38	112,371	122,639
5.000%, 11/01/39	974,610	1,067,934
5.000%, 12/01/39	252,380	281,568
5.500%, 06/01/41	731,237	813,043
6.000%, 06/01/35	24,415	27,405
6.000%, 12/01/36	24,545	27,808
Ginnie Mae I 15 Yr. Pool 5.000%, 10/15/18	54,651	57,398
5.500%, 08/15/19	20,076	20,825
5.500%, 10/15/19	103,729	108,762
6.000%, 05/15/17	171	172
6.000%, 06/15/17	488	496
6.000%, 08/15/19	5,318	5,525
Ginnie Mae I 30 Yr. Pool 3.500%, 07/15/42	3,423,306	3,565,167
3.500%, TBA (g)	9,115,000	9,482,973
4.000%, 06/15/39	12,064	12,803
4.000%, 09/15/39	643,698	683,249
4.000%, 06/15/40	55,345	58,757
4.000%, 12/15/40	71,669	76,098
4.000%, 02/15/41	606,502	654,794
4.000%, 06/15/41	13,459	14,358
4.000%, 07/15/41	397,594	422,103
4.000%, 01/15/42	13,937	14,790
4.000%, 02/15/42	12,325	13,085
4.000%, 04/15/42	8,672	9,204
4.000%, 08/15/43	34,228	36,327
4.000%, 03/15/44	1,768,314	1,876,785
4.000%, 05/15/44	216,963	230,241
4.000%, 08/15/44	481,565	511,666
4.000%, 09/15/44	2,224,247	2,360,721
4.000%, 11/15/44	2,159,671	2,293,412

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 4.000%, 12/15/44	874,297	929,299
4.000%, 01/15/45	3,291,295	3,498,285
4.000%, 02/15/45	908,220	965,609
4.000%, 06/15/45	631,457	671,123
4.500%, 09/15/33	115,359	126,000
4.500%, 05/15/34	251,614	273,256
4.500%, 12/15/34	51,233	55,512
4.500%, 04/15/35	185,081	199,783
4.500%, 10/15/35	78,380	84,885
4.500%, 04/15/39	1,709,135	1,848,672
4.500%, 01/15/40	2,621,629	2,853,843
4.500%, 09/15/40	351,489	383,479
4.500%, 07/15/41	485,588	524,327
4.500%, 08/15/41	496,248	535,089
5.000%, 05/15/34	883,135	984,188
5.000%, 04/15/35	13,901	15,580
5.500%, 01/15/34	73,683	83,222
5.500%, 04/15/34	25,256	28,720
5.500%, 07/15/34	132,670	150,732
5.500%, 10/15/34	113,418	128,541
5.500%, 06/15/35	39,337	43,766
5.500%, 11/15/35	58,566	65,919
5.750%, 10/15/38	102,073	114,647
6.000%, 02/15/24	958	1,075
6.000%, 11/15/28	596	669
6.000%, 02/15/33	2,313	2,672
6.000%, 03/15/33	9,393	10,787
6.000%, 06/15/33	6,489	7,521
6.000%, 07/15/33	8,906	10,316
6.000%, 09/15/33	9,578	10,847
6.000%, 10/15/33	3,929	4,528
6.000%, 08/15/34	40,747	46,533
6.500%, 03/15/29	3,893	4,454
6.500%, 02/15/32	1,383	1,606
6.500%, 03/15/32	1,393	1,594
6.500%, 11/15/32	4,892	5,666
7.000%, 03/15/31	330	369
Ginnie Mae II 30 Yr. Pool 3.500%, 03/20/45	480,029	501,384
3.500%, 04/20/45	753,965	788,075
3.500%, 08/20/45	2,281,189	2,381,542
4.000%, 10/20/44	1,791,063	1,903,141
4.500%, 09/20/41	588,565	641,132
5.000%, 08/20/34	96,442	106,674
5.500%, 03/20/34	11,536	12,871
6.000%, 05/20/32	16,021	18,416
6.000%, 11/20/33	19,086	21,701
Government National Mortgage Association (CMO) 3.000%, 04/20/41	1,000,000	1,028,083
4.500%, 09/20/39	1,775,204	1,905,500

		158,821,022

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—4.4%
U.S. Treasury Inflation Indexed Bond 0.750%, 02/15/45 (i)	21,372,023	$18,638,734
U.S. Treasury Inflation Indexed Note 0.125%, 07/15/24 (i)	33,831,404	32,130,598

		50,769,332

Total U.S. Treasury & Government Agencies (Cost $209,992,173)		209,590,354

Mortgage-Backed Securities—10.6%

Collateralized Mortgage Obligations—6.7%
Alternative Loan Trust 1.062%, 07/25/35 (b)	1,300,000	1,184,654
Banc of America Alternative Loan Trust 5.750%, 04/25/33	491,712	509,182
6.000%, 11/25/34	324,065	327,086
Banc of America Mortgage Securities, Inc. 5.750%, 01/25/35	414,961	424,002
Bear Stearns Adjustable Rate Mortgage Trust 3.169%, 02/25/35 (b)	186,289	184,730
Bear Stearns ALT-A Trust 1.172%, 01/25/35 (b)	1,515,000	1,278,500
1.172%, 03/25/35 (b)	1,330,000	1,146,947
1.322%, 09/25/34 (b)	752,770	629,163
1.352%, 01/25/35 (b)	1,370,462	1,155,084
CIM Trust 2.244%, 10/25/57 (144A) (b)	194,179	191,011
Citigroup Mortgage Loan Trust, Inc. 5.500%, 08/25/34	672,661	723,170
Countrywide Alternative Loan Trust 5.250%, 09/25/33	529,087	557,070
5.750%, 12/25/33	931,475	948,695
Countrywide Home Loan Mortgage Pass-Through Trust 3.029%, 09/25/33 (b)	4,124	3,882
Credit Suisse First Boston Mortgage Securities Corp. 1.122%, 10/25/34 (b)	2,779,810	2,335,008
5.000%, 08/25/20	78,529	78,329
Credit Suisse Mortgage Capital Certificates Trust 3.500%, 10/25/44 (144A) (b)	3,561,726	3,628,021
3.500%, 02/25/45 (144A)	915,813	917,816
CSMLT Trust 3.500%, 08/25/45 (144A) (b)	1,746,916	1,745,551
EverBank Mortgage Loan Trust 2.500%, 03/25/43 (144A) (b)	1,362,460	1,282,256
Freddie Mac Whole Loan Securities Trust 3.500%, 05/25/45	1,140,877	1,152,714
Global Mortgage Securitization, Ltd. 0.692%, 04/25/32 (b)	1,007,011	964,677
5.250%, 04/25/32	433,695	419,575
GSR Mortgage Loan Trust 6.000%, 12/25/34	584,605	599,986
Homestar Mortgage Acceptance Corp. 1.522%, 01/25/35 (b)	1,705,000	1,659,866

Collateralized Mortgage Obligations—(Continued)
Impac CMB Trust 1.062%, 09/25/34 (b)	898,795	858,631
1.222%, 10/25/34 (b)	425,197	405,299
JPMorgan Alternative Loan Trust 1.062%, 01/25/36 (b)	180,748	166,559
JPMorgan Mortgage Trust 2.500%, 03/25/43 (144A) (b)	5,070,313	5,023,823
3.000%, 10/25/29 (144A) (b)	2,874,434	2,912,610
3.000%, 06/25/45 (144A) (b)	2,994,156	2,891,622
3.455%, 07/25/43 (144A) (b)	1,826,698	1,777,681
3.500%, 05/25/43 (144A) (b)	995,889	1,002,270
3.500%, 01/25/44 (144A) (b)	751,139	759,491
LSTAR Securities Investment Trust 2.244%, 01/01/20 (144A) (b)	2,288,095	2,259,127
Morgan Stanley Mortgage Loan Trust 0.882%, 11/25/35 (b)	708,000	615,079
0.922%, 09/25/35 (b)	719,000	651,280
Morgan Stanley Residential Mortgage Loan Trust 2.988%, 06/25/44 (144A) (b)	3,276,537	3,194,607
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.500%, 08/25/33	362,635	377,219
NRP Mortgage Trust 3.250%, 07/25/43 (144A) (b)	798,046	797,093
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 0.882%, 07/25/35 (b)	1,274,000	1,116,890
0.902%, 07/25/35 (b)	1,200,000	1,028,547
Opteum Mortgage Acceptance Corp. Trust 0.912%, 11/25/35 (b)	1,936,000	1,571,080
RESI Finance L.P. 1.693%, 09/10/35 (144A) (b)	1,963,675	1,786,360
Residential Accredit Loans, Inc. Trust 0.972%, 07/25/33 (b)	500,471	463,143
4.750%, 04/25/34	142,029	144,699
5.000%, 03/25/19	45,947	46,433
RFMSI Trust 5.250%, 04/25/34	1,173,741	1,058,817
Sequoia Mortgage Trust 1.152%, 07/20/34 (b)	1,563,447	1,256,109
2.250%, 06/25/43 (b)	459,062	441,166
2.500%, 04/25/43 (b)	1,402,532	1,334,871
2.500%, 05/25/43 (144A) (b)	1,079,448	1,016,579
2.500%, 05/25/43 (b)	2,820,077	2,701,657
3.000%, 06/25/43 (b)	1,500,029	1,460,898
3.500%, 07/25/43 (144A)	1,519,759	1,490,933
3.500%, 07/25/45 (144A) (b)	1,545,570	1,540,499
3.533%, 03/25/43 (b)	872,350	858,749
3.636%, 02/25/43 (b)	907,514	911,664
3.734%, 07/25/45 (144A) (b)	1,879,551	1,819,258
Structured Adjustable Rate Mortgage Loan Trust 1.190%, 11/25/34 (b)	1,797,458	1,651,710
2.598%, 02/25/34 (b)	201,646	202,240
2.946%, 03/25/34 (b)	128,806	127,854
Structured Asset Securities Corp. Mortgage Certificates 2.588%, 10/25/33 (b)	428,644	425,261

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Thornburg Mortgage Securities Trust 2.255%, 06/25/43 (b)	474,993	$469,487
Towd Point Mortgage Trust 3.750%, 11/25/57 (144A) (b)	787,000	785,315
WaMu Mortgage Pass-Through Certificates Trust 2.484%, 08/25/33 (b)	2,457,447	2,358,916
WinWater Mortgage Loan Trust 3.500%, 01/20/45 (144A) (b)	1,167,029	1,177,606
3.500%, 08/20/45 (144A) (b)	848,655	847,992

		77,834,099

Commercial Mortgage-Backed Securities—3.9%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	254,694	254,749
Banc of America Merrill Lynch Commercial Mortgage, Inc. 4.939%, 07/10/43 (144A) (b)	279,000	279,101
Bayview Commercial Asset Trust Zero Coupon, 07/25/37 (144A) (h)	4,478,106	0
City Center Trust 4.981%, 07/15/28 (144A) (b)	850,000	854,187
Commercial Mortgage Pass-Through Certificates 2.822%, 10/15/45	720,000	711,822
Commercial Mortgage Trust 2.267%, 07/13/31 (144A) (b)	573,612	567,045
2.436%, 10/15/45	690,000	686,689
2.941%, 01/10/46	1,350,000	1,342,681
3.147%, 08/15/45	2,400,000	2,422,285
3.685%, 05/10/48 (144A) (b)	500,000	463,040
4.934%, 12/10/44 (b)	330,000	356,953
DBUBS Mortgage Trust 5.465%, 08/10/44 (144A) (b)	1,400,000	1,559,662
5.663%, 11/10/46 (144A) (b)	600,000	660,333
Del Coronado Trust 2.281%, 03/15/26 (144A) (b)	484,000	483,651
EQTY Mortgage Trust 3.726%, 05/08/31 (144A) (b)	750,000	743,027
FREMF Mortgage Trust 3.165%, 04/25/46 (144A) (b)	600,000	596,527
3.180%, 03/25/45 (144A) (b)	700,000	705,358
3.397%, 11/25/46 (144A) (b)	800,000	804,175
3.741%, 04/25/45 (144A) (b)	1,000,000	1,018,028
4.027%, 11/25/44 (144A) (b)	535,000	548,577
4.344%, 01/25/46 (144A) (b)	765,000	797,845
4.766%, 04/25/44 (144A) (b)	1,500,000	1,560,225
4.881%, 07/25/44 (144A) (b)	900,000	938,844
5.200%, 09/25/45 (144A) (b)	900,000	971,088
5.249%, 09/25/43 (144A) (b)	400,000	431,843
5.441%, 04/25/20 (144A) (b)	600,000	651,507
GAHR Commericial Mortgage Trust 3.382%, 12/15/19 (144A) (b)	2,100,000	2,049,666
GS Mortgage Securities Corp. II 3.682%, 02/10/46 (144A)	750,000	740,501
GS Mortgage Securities Trust 2.081%, 07/15/31 (144A) (b)	885,000	881,134
3.377%, 05/10/45	1,000,000	1,023,316

Commercial Mortgage-Backed Securities—(Continued)
Irvine Core Office Trust 3.173%, 05/15/48 (144A) (b)	1,250,000	1,242,587
JPMorgan Chase Commercial Mortgage Securities Trust 0.691%, 11/15/18 (144A) (b)	602,399	594,951
3.070%, 12/15/46	1,925,000	1,965,109
3.668%, 04/27/44 (144A)	500,000	480,067
3.977%, 10/15/45 (144A) (b)	700,000	709,001
5.551%, 11/15/43 (144A) (b)	300,000	319,627
5.623%, 05/12/45	730,000	700,416
6.009%, 02/15/51 (b)	1,350,000	1,362,817
Lehman Brothers Small Balance Commercial Mortgage Trust 0.622%, 09/25/36 (144A) (b)	256,043	242,603
1.372%, 10/25/37 (144A) (b)	131,209	130,633
LSTAR Commercial Mortgage Trust 3.326%, 04/20/48 (144A) (b)	500,000	485,250
Morgan Stanley Bank of America Merrill Lynch Trust 2.979%, 04/15/47	920,000	938,297
Morgan Stanley Capital Trust 5.569%, 12/15/44	906,915	943,743
ORES NPL LLC 3.081%, 09/25/25 (144A)	144,314	144,170
RAIT Trust 2.481%, 05/13/31 (144A) (b)	500,000	489,205
Resource Capital Corp. Ltd. 2.501%, 12/15/28 (144A) (b)	332,968	332,982
Timberstar Trust 5.668%, 10/15/36 (144A)	540,000	553,836
7.530%, 10/15/36 (144A)	1,549,000	1,562,770
UBS Commercial Mortgage Trust 3.400%, 05/10/45	1,000,000	1,018,303
Velocity Commercial Capital Loan Trust 2.422%, 09/25/44 (144A) (b)	648,672	626,877
Wells Fargo Commercial Mortgage Trust 2.819%, 08/15/50	400,000	406,190
3.477%, 08/15/50	1,250,000	1,278,445
5.612%, 11/15/43 (144A) (b)	950,000	1,017,553
WF-RBS Commercial Mortgage Trust 2.862%, 03/15/47	1,550,000	1,575,676
3.998%, 03/15/44 (144A)	520,000	540,687
5.265%, 06/15/44 (144A) (b)	400,000	410,680
5.392%, 02/15/44 (144A) (b)	250,000	265,039

		45,441,373

Total Mortgage-Backed Securities (Cost $122,891,386)		123,275,472

Floating Rate Loans(j)—7.6%

Advertising—0.1%
Affinion Group, Inc. Term Loan B, 6.750%, 04/30/18	1,325,859	1,228,077

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans(j)—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—0.3%
DigitalGlobe, Inc. Term Loan B, 4.750%, 01/31/20	925,820	$910,625
DynCorp International LLC Term Loan B, 6.250%, 07/07/16	154,176	148,395
TASC, Inc. Term Loan B, 7.000%, 05/30/20	1,519,284	1,523,702
Vencore, Inc. 1st Lien Term Loan, 11/23/19 (k)	423,906	423,111

		3,005,833

Airlines—0.1%
Delta Air Lines, Inc. Term Loan B1, 3.250%, 10/18/18	970,000	968,485

Auto Components—0.1%
Federal-Mogul Holdings Corp. Term Loan C, 4.750%, 04/15/21	759,555	671,826
MPG Holdco I, Inc. Term Loan B, 3.750%, 10/20/21	604,523	591,893

		1,263,719

Auto Manufacturers—0.3%
Chrysler Group LLC Term Loan B, 3.500%, 05/24/17	2,974,825	2,969,545
Navistar International Corp. Term Loan B, 6.500%, 08/07/20	500,000	442,500

		3,412,045

Auto Parts & Equipment—0.3%
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 3.750%, 04/30/19	375,000	375,778
TI Group Automotive Systems LLC Term Loan, 4.500%, 06/30/22	791,795	775,959
Tower Automotive Holdings USA LLC Term Loan, 4.000%, 04/23/20	2,332,210	2,238,921

		3,390,658

Biotechnology—0.1%
Concordia Healthcare Corp. Term Loan, 5.250%, 10/21/21	1,000,000	955,000

Building Materials—0.0%
U.S. Silica Co. Term Loan B, 4.000%, 07/23/20	358,313	329,648

Chemicals—0.3%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 3.750%, 02/01/20	1,568,012	1,557,652
Chemtura Corp. Term Loan B, 3.500%, 08/27/16	81,429	81,361
Huntsman International LLC Term Loan B1, 3.318%, 04/19/19	150,051	148,300
Univar, Inc. Term Loan, 4.250%, 07/01/22	922,688	896,242

Chemicals—(Continued)
WR Grace & Co. Delayed Draw Term Loan, 2.750%, 02/03/21	190,646	189,455
Term Loan, 2.750%, 02/03/21	529,765	526,454

		3,399,464

Commercial Services—0.3%
Albany Molecular Research, Inc. Term Loan B, 5.750%, 07/16/21	573,563	570,695
Laureate Education, Inc. Term Loan B, 5.000%, 06/15/18	470,212	394,978
Monitronics International, Inc. Term Loan B, 4.250%, 03/23/18	309,905	301,383
ON Assignment, Inc. Term Loan, 3.750%, 06/03/22	389,239	387,942
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	1,254,768	1,204,577
WCA Waste Corp. Term Loan, 4.000%, 03/23/18	640,063	633,662

		3,493,237

Computers—0.2%
Expert Global Solutions, Inc. Term Loan B, 8.500%, 04/03/18	786,140	782,210
SkillSoft Corp. 1st Lien Term Loan, 5.750%, 04/28/21	1,678,750	1,309,425

		2,091,635

Cosmetics/Personal Care—0.1%
Revlon Consumer Products Corp. Term Loan B, 3.250%, 11/20/17	652,841	652,331

Distribution/Wholesale—0.1%
WESCO Distribution, Inc. Term Loan B, 3.750%, 12/12/19	787,623	785,654

Diversified Consumer Services—0.1%
Knowledge Universe Education LLC 1st Lien Term Loan, 6.000%, 07/28/22	997,500	972,563

Diversified Financial Services—0.2%
Ocwen Financial Corp. Term Loan, 5.500%, 02/15/18	855,143	855,411
RPI Finance Trust Term Loan B3, 3.250%, 11/09/18	1,343,672	1,341,488

		2,196,899

Electric—0.3%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.000%, 05/03/20	1,145,625	1,087,389
Calpine Corp. Term Loan B5, 3.500%, 05/27/22	1,174,100	1,118,698
NRG Energy, Inc. Term Loan B, 2.750%, 07/02/18	883,820	863,106

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans(j)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
NSG Holdings LLC Term Loan, 3.750%, 12/11/19	628,995	$619,561

		3,688,754

Electrical Components & Equipment—0.0%
Pelican Products, Inc. Term Loan, 5.250%, 04/10/20	273,653	269,206

Energy - Alternate Sources—0.1%
Exgen Renewables I LLC Term Loan, 5.250%, 02/08/21	578,276	582,614
TerraForm AP Acquisition Holdings LLC Term Loan B, 5.000%, 06/26/22	1,177,294	1,118,429

		1,701,043

Entertainment—0.1%
Pinnacle Entertainment, Inc. Term Loan B2, 3.750%, 08/13/20	212,948	212,632
Six Flags Theme Parks, Inc. Term Loan B, 3.500%, 06/30/22	696,500	695,339

		907,971

Environmental Control—0.0%
Waste Industries USA, Inc. Term Loan B, 4.250%, 02/27/20	516,100	514,487

Food—0.2%
AdvancePierre Foods, Inc. Term Loan, 5.750%, 07/10/17	169,136	169,094
JBS USA LLC Incremental Term Loan, 3.750%, 09/18/20	853,708	848,906
Pinnacle Foods Finance LLC Term Loan G, 3.000%, 04/29/20	856,153	843,952

		1,861,952

Forest Products & Paper—0.1%
Appvion, Inc. Term Loan, 5.750%, 06/28/19	897,821	839,463
Coveris Holdings S.A. Term Loan B1, 4.500%, 05/08/19	637,052	621,125

		1,460,588

Healthcare - Products—0.2%
Immucor, Inc. Term Loan B2, 5.000%, 08/17/18	1,364,231	1,299,430
Kinetic Concepts, Inc. Term Loan E1, 4.500%, 05/04/18	1,187,879	1,145,314

		2,444,744

Healthcare - Services—0.7%
Alliance Healthcare Services, Inc. Term Loan B, 4.250%, 06/03/19	723,009	690,474
Ardent Legacy Acquisitions, Inc. Term Loan B, 6.500%, 07/21/21	144,391	143,669

Healthcare - Services—(Continued)
Concentra, Inc. 1st Lien Term Loan, 4.001%, 06/01/22	1,119,375	1,113,778
HCA, Inc. Extended Term Loan B4, 3.357%, 05/01/18	102,452	102,466
Term Loan B5, 3.174%, 03/31/17	245,700	245,683
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18	690,943	679,543
IMS Health, Inc. Term Loan, 3.500%, 03/17/21	627,934	611,189
Kindred Healthcare, Inc. Term Loan, 4.250%, 04/09/21	1,556,017	1,501,556
Lantheus Medical Imaging, Inc. Term Loan, 7.000%, 06/30/22	696,500	640,780
MMM Holdings, Inc. Term Loan, 9.750%, 12/12/17	302,432	166,338
MSO of Puerto Rico, Inc. Term Loan, 9.750%, 12/12/17	219,867	120,927
Select Medical Corp. Term Loan B, 5.000%, 06/01/18	374,613	373,442
Surgical Care Affiliates, Inc. Term Loan B, 4.250%, 03/17/22	2,118,772	2,112,150

		8,501,995

Home Furnishings—0.0%
Tempur-Pedic International, Inc. Term Loan B, 3.500%, 03/18/20	195,628	195,597

Industrial Conglomerates—0.1%
Mirror BidCo Corp. Term Loan, 4.250%, 12/28/19	1,193,346	1,183,402

Insurance—0.7%
Alliant Holdings I, Inc. Term Loan B, 4.500%, 08/12/22	144,249	141,499
Confie Seguros Holding II Co. 1st Lien Term Loan, 5.750%, 11/09/18	3,311,089	3,269,701
USI, Inc. Term Loan B, 4.250%, 12/27/19	4,472,478	4,322,932

		7,734,132

Lodging—0.0%
MGM Resorts International Term Loan B, 3.500%, 12/20/19	496,164	490,737

Machinery - Construction & Mining—0.1%
Terex Corp. Term Loan, 12/07/22 (k)	310,727	306,066
Term Loan, 3.500%, 08/13/21	310,727	307,037

		613,103

Machinery - Diversified—0.2%
NN, Inc. Term Loan B, 5.750%, 10/19/22	2,293,343	2,270,410

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans(j)—(Continued)

Security Description	Principal Amount*	Value

Media—0.3%
Charter Communications Operating LLC Bridge Term Loan, 05/23/16 (k)	1,230,072	$1,230,072
Term Loan F, 3.000%, 01/04/21	1,096,875	1,077,908
Houghton Mifflin Harcourt Publishing Co. Term Loan B, 4.000%, 05/31/21	298,500	290,291
Kasima LLC Term Loan B, 3.250%, 05/17/21	326,953	325,046
Sinclair Television Group Inc. Term Loan B1, 3.500%, 07/30/21	398,000	395,346

		3,318,663

Mining—0.1%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 4.250%, 06/30/19	477,557	358,499
Novelis, Inc. Term Loan B, 4.000%, 06/02/22	796,000	761,922

		1,120,421

Oil & Gas—0.0%
Drillships Financing Holdings, Inc. Term Loan B1, 6.000%, 03/31/21	668,820	266,413
Glenn Pool Oil & Gas Trust Term Loan, 4.500%, 05/02/16	194,057	193,572

		459,985

Packaging & Containers—0.1%
BWAY Holding Co., Inc. Term Loan B, 5.500%, 08/14/20	570,852	552,775
Ranpak Corp. Term Loan, 4.250%, 10/01/21	364,715	362,664
Reynolds Group Holdings, Inc. Term Loan, 4.500%, 12/01/18	238,819	236,785
Tekni-Plex, Inc. Term Loan B, 4.500%, 06/01/22	646,750	640,444

		1,792,668

Pharmaceuticals—0.2%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 3.750%, 09/26/22	398,225	393,662
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.424%, 02/27/21	1,002,150	994,133
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.750%, 12/11/19	341,117	329,285
Term Loan B, 3.750%, 08/05/20	1,094,770	1,053,032

		2,770,112

Real Estate—0.1%
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.250%, 11/04/21	895,500	875,351

Retail—0.2%
CWGS Group LLC Term Loan, 5.750%, 02/20/20	1,156,250	1,149,023

Retail—(Continued)
Dollar Tree, Inc. Term Loan B1, 3.500%, 07/06/22	443,333	442,700
Michaels Stores, Inc. Incremental Term Loan B2, 4.000%, 01/28/20	567,721	565,325
Pilot Travel Centers LLC Term Loan B, 3.750%, 10/01/21	358,997	360,344

		2,517,392

Semiconductors—0.1%
Microsemi Corp. Term Loan B, 12/02/22 (k)	312,259	307,478
Term Loan B1, 3.250%, 02/19/20	312,259	311,869

		619,347

Software—0.3%
Cinedigm Digital Funding I LLC Term Loan, 3.750%, 02/28/18	115,315	115,026
Epiq Systems, Inc. Term Loan B, 4.500%, 08/27/20	683,126	666,048
First Data Corp. Extended Term Loan, 3.918%, 03/24/18	372,933	368,737
MedAssets, Inc. Term Loan B, 4.000%, 12/13/19	250,167	248,916
Rovi Solutions Corp. Term Loan B, 3.750%, 07/02/21	602,337	572,220
Verint Systems, Inc. Term Loan, 3.500%, 09/06/19	782,837	780,685
Vertafore, Inc. 1st Lien Term Loan, 4.250%, 10/03/19	359,455	356,888

		3,108,520

Telecommunications—0.8%
Cincinnati Bell, Inc. Term Loan B, 4.000%, 09/10/20	1,412,488	1,368,347
CommScope, Inc. Term Loan B4, 3.313%, 01/14/18	166,228	165,813
MCC Iowa LLC Term Loan H, 3.250%, 01/29/21	936,000	925,470
Securus Technologies Holdings, Inc. Incremental Term Loan B2, 5.250%, 04/30/20	750,000	545,625
Telesat Canada Term Loan B2, 3.500%, 03/28/19	2,509,536	2,478,167
Virgin Media Investment Holdings, Ltd. Term Loan F, 3.500%, 06/30/23	2,885,181	2,828,681
Ziggo Financing Partnership Term Loan B1, 3.500%, 01/15/22	471,479	458,771
Term Loan B2A, 3.500%, 01/15/22	303,830	295,641
Term Loan B3, 3.500%, 01/15/22	499,691	486,223

		9,552,738

Transportation—0.0%
Navios Partners Finance (U.S.), Inc. Term Loan B, 5.250%, 06/27/18	500,000	490,000

Total Floating Rate Loans (Cost $91,186,778)		88,608,566

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—5.6%

Security Description	Principal Amount*	Value

Municipal—0.1%
Province of Salta Argentina 9.500%, 03/16/22 (144A) (i)	661,860	$651,932

Regional Government—0.2%
Queensland Treasury Corp. 5.500%, 06/21/21 (AUD)	3,630,000	3,011,086

Sovereign—5.3%
Australia Government Bond 3.250%, 04/21/25 (AUD)	15,450,000	11,645,883
China Government Bonds 3.000%, 11/21/19 (CNY)	11,000,000	1,665,153
3.380%, 11/21/24 (CNY)	8,000,000	1,215,877
Croatia Government International Bond 5.500%, 04/04/23 (144A)	1,300,000	1,319,760
Ivory Coast Government International Bond 6.375%, 03/03/28 (144A)	860,000	782,669
Kenya Government International Bond 5.875%, 06/24/19 (144A)	735,000	692,738
Mexican Bonos 6.500%, 06/09/22 (MXN)	53,750,000	3,209,122
7.500%, 06/03/27 (MXN)	56,500,000	3,558,653
Mexican Udibonos 2.000%, 06/09/22 (MXN) (i)	19,533,665	1,059,316
3.500%, 12/14/17 (MXN) (i)	26,798,252	1,602,180
Namibia International Bond 5.250%, 10/29/25 (144A)	1,730,000	1,608,900
New Zealand Government Bond 4.500%, 04/15/27 (NZD)	8,320,000	6,164,150
Norwegian Government Bonds 2.000%, 05/24/23 (144A) (NOK)	10,000,000	1,186,558
4.250%, 05/19/17 (144A) (NOK)	115,000,000	13,624,635
4.500%, 05/22/19 (144A) (NOK)	17,550,000	2,231,706
Romania Government Bonds 5.850%, 04/26/23 (RON)	7,030,000	1,949,135
5.950%, 06/11/21 (RON)	3,650,000	1,014,494
Russian Federal Bond - OFZ 7.000%, 08/16/23 (RUB)	361,388,000	4,278,537
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (144A) (a) (i)	712,513	853,651
Sri Lanka Government International Bond 6.850%, 11/03/25 (144A) (a)	1,655,000	1,558,972
Zambia Government International Bond 5.375%, 09/20/22 (144A)	800,000	577,280

		61,799,369

Total Foreign Government (Cost $74,501,261)		65,462,387

Asset-Backed Securities—4.4%

Asset-Backed - Automobile—0.4%
Capital Auto Receivables Asset Trust 2.190%, 09/20/21	500,000	498,553
Capital Automotive REIT 3.660%, 10/15/44 (144A)	1,900,000	1,908,993

Asset-Backed - Automobile—(Continued)
First Investors Auto Owner Trust 2.530%, 01/15/20 (144A)	275,000	273,644
Flagship Credit Auto Trust 5.380%, 07/15/20 (144A)	1,000,000	1,007,423
Santander Drive Auto Receivables Trust 2.700%, 08/15/18	487,576	490,039
Skopos Auto Receivables Trust 3.100%, 12/15/23 (144A)	327,668	326,203
Tidewater Auto Receivables Trust 2.830%, 10/15/19 (144A)	477,525	477,576

		4,982,431

Asset-Backed - Home Equity—0.3%
Accredited Mortgage Loan Trust 0.572%, 09/25/36 (b)	486,482	480,846
GSAA Home Equity Trust 0.792%, 10/25/35 (b)	304,628	280,918
4.844%, 06/25/34 (b)	1,297,891	1,206,454
Home Equity Asset Trust 0.532%, 03/25/37 (b)	165,255	163,944
Nationstar Home Equity Loan Trust 0.572%, 03/25/37 (b)	140,304	137,729
Option One Mortgage Loan Trust Asset-Backed Certificates 0.682%, 11/25/35 (b)	194,837	193,260
Truman Capital Mortgage Loan Trust 2.122%, 01/25/34 (144A) (b)	463,049	453,809

		2,916,960

Asset-Backed - Manufactured Housing—0.1%
Conseco Financial Corp. 6.240%, 12/01/28 (b)	27,136	27,852
Greenpoint Manufactured Housing 8.450%, 06/20/31 (b)	107,843	109,281
Lehman ABS Manufactured Housing Contract Trust 5.873%, 04/15/40	116,907	122,716
Madison Avenue Manufactured Housing Contract Trust 3.672%, 03/25/32 (b)	245,943	248,916
Mid-State Capital Trust 5.250%, 12/15/45 (144A)	365,108	381,072
Mid-State Trust 7.540%, 02/15/36	39,987	43,324
Origen Manufactured Housing Contract Trust 5.460%, 11/15/35 (b)	231,100	233,997
5.910%, 01/15/35 (b)	352,186	366,782

		1,533,940

Asset-Backed - Other—3.6%
American Homes 4 Rent 1.701%, 06/17/31 (144A) (b)	500,000	487,095
4.110%, 04/17/52 (144A)	600,000	559,700

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
American Homes 4 Rent Trust 4.596%, 12/17/36 (144A)	1,000,000	$971,130
5.040%, 12/17/36 (144A)	1,000,000	988,916
5.149%, 10/17/36 (144A)	500,000	498,818
Applebee’s Funding LLC / IHOP Funding LLC 4.277%, 09/05/44 (144A)	1,900,000	1,924,024
Axis Equipment Finance Receivables III LLC 4.050%, 05/20/20 (144A)	199,997	199,227
B2R Mortgage Trust 4.831%, 05/15/48 (144A) (b)	200,000	186,372
Bayview Opportunity Master Fund IIa Trust 3.721%, 02/28/35 (144A) (b)	440,536	440,064
3.721%, 08/28/44 (144A)	386,027	387,569
Bayview Opportunity Master Fund Trust IIIa 3.623%, 07/28/19 (144A)	124,532	123,524
Carrington Mortgage Loan Trust 0.822%, 09/25/35 (b)	3,141	3,137
Citicorp Residential Mortgage Trust 5.821%, 03/25/37	975,000	851,658
5.908%, 09/25/36	978,000	931,644
CKE Restaurant Holdings, Inc. 4.474%, 03/20/43 (144A)	2,972,125	2,955,135
Colony American Homes 2.426%, 07/17/31 (144A) (b)	1,000,000	968,243
Conn’s Receivables Funding LLC 4.565%, 09/15/20 (144A)	326,734	324,284
Countrywide Asset-Backed Certificates 0.602%, 06/25/36 (b)	211,899	207,917
0.672%, 04/25/36 (b)	81,493	81,093
Credit-Based Asset Servicing and Securitization LLC 0.512%, 04/25/37 (b)	258,994	221,125
DB Master Finance LLC 3.980%, 02/20/45 (144A)	2,133,875	2,127,342
Dominos Pizza Master Issuer LLC 3.484%, 10/25/45 (144A)	1,500,000	1,470,000
5.216%, 01/25/42 (144A)	1,418,711	1,459,331
Drug Royalty II L.P. 2 3.139%, 07/15/23 (144A) (b)	602,780	609,898
Ellington Loan Acquisition Trust 1.322%, 05/28/37 (144A) (b)	537,775	532,070
GCAT LLC 3.625%, 05/26/20 (144A)	542,872	537,846
GLC Trust 3.000%, 07/15/21 (144A)	548,140	546,660
GMAT Trust 3.967%, 11/25/43 (144A)	690,145	697,250
HOA Funding LLC 4.846%, 08/20/44 (144A)	2,242,500	2,038,502
Icon Brands Holdings LLC 4.229%, 01/25/43 (144A)	961,351	887,693
JPMorgan Mortgage Acquisition Trust 0.572%, 05/25/36 (b)	55,613	55,339
Leaf Receivables Funding LLC 2.670%, 09/15/20 (144A)	538,712	539,606
2.740%, 03/15/21 (144A)	200,000	196,089

Asset-Backed - Other—(Continued)
Leaf Receivables Funding LLC 3.740%, 05/17/21 (144A)	300,000	291,771
5.110%, 09/15/21 (144A)	531,000	539,653
5.500%, 09/15/20 (144A)	367,451	369,802
Progreso Receivables Funding LLC 3.000%, 07/28/20 (144A)	800,000	790,827
Residential Asset Mortgage Products Trust 5.665%, 01/25/34	197,872	179,636
RMAT LLC 4.090%, 07/27/20 (144A)	469,368	466,083
Sierra Timeshare Receivables Funding LLC 1.870%, 08/20/29 (144A)	116,570	115,911
Silver Bay Realty Trust 2.356%, 09/17/31 (144A) (b)	1,000,000	971,424
Spirit Master Funding LLC 3.887%, 12/20/43 (144A)	400,000	407,929
4.629%, 01/20/45 (144A)	1,600,000	1,630,406
5.740%, 03/20/42 (144A)	178,291	190,417
Springleaf Funding Trust 2.410%, 12/15/22 (144A)	900,000	897,443
STORE Master Funding I LLC 3.750%, 04/20/45 (144A)	1,245,833	1,236,011
STORE Master Funding LLC 4.160%, 03/20/43 (144A)	191,149	194,859
4.210%, 04/20/44 (144A)	595,250	609,250
Structured Asset Investment Loan Trust 0.622%, 01/25/36 (b)	204,687	200,665
Structured Asset Securities Corp. Mortgage Loan Trust 0.552%, 03/25/37 (b)	74,435	74,132
TAL Advantage V LLC 3.510%, 02/22/39 (144A)	1,041,250	1,025,229
U.S. Residential Opportunity Fund Trust 3.721%, 01/27/35 (144A)	1,119,666	1,112,392
Vericrest Opportunity Loan Trust XXXVI LLC 3.625%, 07/25/45 (144A)	1,002,159	987,918
Vericrest Opportunity Loan Trust XIX LLC 3.875%, 04/25/55 (144A)	402,978	401,133
Vericrest Opportunity Loan Trust XXV LLC 3.500%, 06/26/45 (144A)	703,822	693,544
Vericrest Opportunity Loan Trust XXXIII LLC 3.500%, 03/25/55 (144A)	685,047	673,075
Westgate Resorts LLC 2.150%, 12/20/26 (144A)	496,394	487,608
2.250%, 08/20/25 (144A)	201,246	201,113
2.500%, 03/20/25 (144A)	69,196	69,185
2.750%, 05/20/27 (144A)	940,701	930,698
3.250%, 12/20/26 (144A)	1,058,974	1,045,207
3.750%, 08/20/25 (144A)	79,859	79,755

		41,881,377

Total Asset-Backed Securities (Cost $51,505,408)		51,314,708

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Municipals—3.2%

Security Description	Principal Amount*	Value
Baylor University 4.313%, 03/01/42	800,000	$774,176
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project 5.950%, 05/15/33	3,360,000	3,686,323
Gulf Coast Waste Disposal Authority 5.200%, 05/01/28	945,000	966,064
Indianapolis Airport Authority Federal Express Corp. Project 5.100%, 01/15/17	660,000	686,321
JobsOhio Beverage System 3.985%, 01/01/29	2,990,000	3,109,062
4.532%, 01/01/35	760,000	808,351
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Westlake Chemical Corp. Projects 6.750%, 11/01/32	1,550,000	1,678,231
Massachusetts State Development Finance Agency Revenue Board Institute, Inc. 5.250%, 04/01/37	1,350,000	1,538,203
5.375%, 04/01/41	400,000	456,520
Massachusetts State Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology 5.500%, 07/01/32	950,000	1,319,028
New Hampshire Health & Educational Facilities Authority Revenue, Wentworth Douglas Hospital 6.500%, 01/01/41	600,000	711,540
New Jersey Economic Development Authority Lease Revenue Zero Coupon, 02/15/18	3,400,000	3,196,034
New Jersey State Transportation Trust Fund Authority Transportation Systems 5.500%, 06/15/41	2,000,000	2,188,300
Port Authority of New York & New Jersey 4.458%, 10/01/62	460,000	442,092
Port of Corpus Christi Authority TX Celanese Project 6.700%, 11/01/30	1,500,000	1,503,405
Selma AL, Industrial Development Board Revenue Gulf Opportunity Zone, International Paper Co. Projects 6.250%, 11/01/33	800,000	926,960
St. John Baptist Parish LA, Revenue Bond Marathon Oil Corp. 5.125%, 06/01/37	1,710,000	1,732,657
Texas A&M University Permanent University Fund 5.000%, 07/01/30	530,000	644,279
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project. 5.900%, 05/01/38 (b)	1,505,000	1,611,810
Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/30	750,000	820,718
5.000%, 12/15/31	1,550,000	1,688,167
University of California CA, Revenue 3.380%, 05/15/28	1,200,000	1,182,048
University of Texas System 5.000%, 08/15/43	395,000	451,564
Virginia Commonwealth Transportation Board 4.000%, 05/15/31	1,300,000	1,413,477
4.000%, 05/15/32	1,300,000	1,408,446
Washington Suburban Sanitary Commission 4.000%, 06/01/43	960,000	1,005,350
4.000%, 06/01/44	930,000	973,236
Yavapai County AZ, Industrial Development Authority Solid Waste Disposal Revenue Waste Management, Inc. Project 4.900%, 03/01/28	300,000	304,578

Total Municipals (Cost $33,227,867)		37,226,940

Convertible Bonds—1.3%

Biotechnology—0.0%
Medicines Co. (The) 2.500%, 01/15/22 (144A)	180,000	$228,150

Commercial Services—0.1%
Cardtronics, Inc. 1.000%, 12/01/20 (a)	465,000	431,578

Electrical Components & Equipment—0.1%
General Cable Corp. 4.500%, 11/15/29 (l)	2,420,000	1,483,762

Electronics—0.2%
Vishay Intertechnology, Inc. 2.250%, 05/15/41	2,545,000	1,945,334

Energy - Alternate Sources—0.0%
LDK Solar Co., Ltd. Zero Coupon, 12/31/18	9,209	1,382
5.535%, 12/31/18 (e)	332,761	49,914
SolarCity Corp. 1.625%, 11/01/19	360,000	290,700

		341,996

Engineering & Construction—0.2%
Dycom Industries, Inc. 0.750%, 09/15/21 (144A) (a)	2,200,000	2,161,500

Healthcare - Products—0.1%
Cepheid, Inc. 1.250%, 02/01/21 (a)	855,000	760,416

Home Builders—0.3%
CalAtlantic Group, Inc. 0.250%, 06/01/19	1,095,000	979,341
1.250%, 08/01/32	1,210,000	1,343,100

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Home Builders—(Continued)
KB Home 1.375%, 02/01/19	1,275,000	$1,140,328

		3,462,769

Internet—0.1%
WebMD Health Corp. 2.500%, 01/31/18 (a)	1,035,000	1,064,756

Mining—0.1%
Mirabela Nickel, Ltd. 9.500%, 06/24/19 (144A) (d) (e)	343,664	199,325
Vedanta Resources Jersey, Ltd. 5.500%, 07/13/16	1,400,000	1,134,000

		1,333,325

Oil & Gas—0.0%
Ascent Resources - Utica LLC 3.500%, 03/01/21 (144A) (d) (e)	875,050	8,751
Cobalt International Energy, Inc. 2.625%, 12/01/19	70,000	39,244
SandRidge Energy, Inc. 8.125%, 10/16/22	486,000	93,251

		141,246

Pharmaceuticals—0.0%
Impax Laboratories, Inc. 2.000%, 06/15/22 (144A) (a)	360,000	352,800

Telecommunications—0.1%
Finisar Corp. 0.500%, 12/15/33 (a)	1,300,000	1,207,375

Transportation—0.0%
Golar LNG, Ltd. 3.750%, 03/07/17	300,000	265,020

Total Convertible Bonds (Cost $17,699,040)		15,180,027

Preferred Stocks—0.9%

Air Freight & Logistics—0.0%
CEVA Group plc - Series A2 (f)	864	388,674

Banks—0.5%
Citigroup Capital XIII, 6.692% (b)	30,810	800,752
Citigroup, Inc., 7.125% (a) (b)	121,710	3,409,097
GMAC Capital Trust I, 8.125% (b)	56,000	1,420,160
Morgan Stanley, 6.375% (a) (b)	17,598	467,051

		6,097,060

Capital Markets—0.1%
State Street Corp., 5.900% (a) (b)	43,000	1,190,240

Telecommunications—0.3%
Qwest Corp., 7.375% (a)	109,000	2,771,870

Total Preferred Stocks (Cost $10,754,368)		10,447,844

Convertible Preferred Stocks—0.6%

Banks—0.6%
Bank of America Corp. 7.250%, 12/31/49	462	505,091
Wells Fargo & Co., Series L 7.500%, 12/31/49	4,965	5,764,365

Total Convertible Preferred Stocks (Cost $6,106,269)		6,269,456

Common Stocks—0.0%

Air Freight & Logistics—0.0%
CEVA Group plc (f) (m)	399	179,550

Commercial Services—0.0%
Comdisco Holding Co., Inc. (m)	83	355

Media—0.0%
Cengage Learning, Inc. (m)	10,995	258,438

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (f) (m) (n)	1,370,320	0

Semiconductors & Semiconductor Equipment—0.0%
LDK Solar Co., Ltd. (ADR) (m)	22,685	1,270

Total Common Stocks (Cost $1,227,908)		439,613

Warrant—0.0%

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (f) (m) (Cost $0)	1,700	11,050

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (f) (n)	1,246,000	0
Sino-Forest Corp. (f) (n)	500,000	0

Total Escrow Shares (Cost $0)		0

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—6.8%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—4.3%
State Street Navigator Securities Lending MET Portfolio (o)	49,932,885	$49,932,885

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $29,342,219 on 01/04/16, collateralized by $30,310,000 U.S. Treasury Note at 0.625% due 04/30/18 with a value of $29,931,125.	29,342,122	29,342,122

Total Short-Term Investments (Cost $79,275,007)		79,275,007

Total Investments—104.5% (Cost $1,263,665,743) (p)		1,217,018,751
Other assets and liabilities (net)—(4.5)%		(52,436,135)

Net Assets—100.0%		$1,164,582,616

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $62,475,907 and the collateral received consisted of cash in the amount of $49,932,885 and non-cash collateral with a value of $15,430,445. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $230,726, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Illiquid security. As of December 31, 2015, these securities represent 0.8% of net assets.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(h)	Interest only security.
(i)	Principal amount of security is adjusted for inflation.
(j)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	This loan will settle after December 31, 2015, at which time the interest rate will be determined.
(l)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(m)	Non-income producing security.
(n)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.0% of net assets.
(o)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(p)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,270,739,942. The aggregate unrealized appreciation and depreciation of investments were $20,264,897 and $(73,986,088), respectively, resulting in net unrealized depreciation of $(53,721,191) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $394,147,062, which is 33.8% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CMO)—	Collateralized Mortgage Obligation
(CNY)—	Chinese Yuan
(EUR)—	Euro
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(REMIC)—	Real Estate Mortgage Investment Conduit
(RON)—	New Romanian Leu
(RUB)—	Russian Ruble

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Ascent Resources - Utica LLC 3.500%, 03/01/21	02/20/14	$875,050	$875,050	$8,751
Desarrolladora Homex S.A.B. de C.V. 9.500%, 12/11/19.	12/11/09	855,000	848,143	12,825
Desarrolladora Homex S.A.B. de C.V. 9.750%, 03/25/20.	02/02/12	655,000	649,308	9,825
Mirabela Nickel, Ltd. 9.500%, 06/24/19.	06/30/14	343,664	343,664	199,325

				$230,726

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CNY	19,000,000	JPMorgan Chase Bank N.A.	01/06/16	$2,926,679	$(914)
RUB	250,555,000	JPMorgan Chase Bank N.A.	01/11/16	3,542,916	(110,656)
RUB	209,000,000	JPMorgan Chase Bank N.A.	01/25/16	2,942,833	(90,248)

Contracts to Deliver
AUD	22,196,422	Brown Brothers Harriman & Co.	02/17/16	15,868,777	(271,484)
CAD	3,532,147	JPMorgan Chase Bank N.A.	02/29/16	2,545,155	(7,917)
CNY	19,000,000	JPMorgan Chase Bank N.A.	01/06/16	2,945,052	19,287
CNY	19,000,000	JPMorgan Chase Bank N.A.	02/04/16	2,894,576	(25,959)
EUR	19,046,340	JPMorgan Chase Bank N.A.	03/03/16	20,378,603	(349,745)
JPY	88,407,457	JPMorgan Chase Bank N.A.	02/25/16	721,076	(15,228)
MXN	84,360,000	JPMorgan Chase Bank N.A.	01/25/16	5,056,245	168,498
NZD	16,520,359	JPMorgan Chase Bank N.A.	02/17/16	11,113,502	(156,156)
RUB	250,555,000	JPMorgan Chase Bank N.A.	01/11/16	3,729,218	296,958

Net Unrealized Depreciation					$(543,564)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond Futures	03/21/16	233	USD	36,825,528	$148,660

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/21/16	(33)	USD	(5,069,647)	(4,103)
U.S. Treasury Note 10 Year Futures	03/21/16	(1,375)	USD	(173,624,264)	503,170
U.S. Treasury Note 2 Year Futures	03/31/16	(36)	USD	(7,831,588)	11,150
U.S. Treasury Note 5 Year Futures	03/31/16	(653)	USD	(77,445,011)	181,847

Net Unrealized Appreciation					$840,724

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015(b)	Notional Amount (c)		Unrealized Depreciation
CDX.NA.HY.23.V3	5.000%	12/20/19	N/A	USD	12,617,787	$(28,654)

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Swap Agreements—(Continued)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Depreciation
Diamond Offshore Drilling, Inc. 4.875%, due 07/01/15	1.000%	12/20/19	Morgan Stanley Capital Services LLC	4.972%	USD	2,525,000	$(348,388)	$(92,038)	$(256,350)

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(EUR)—	Euro
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Agriculture	$—	$6,079,290	$—	$6,079,290
Airlines	—	7,994,664	—	7,994,664
Auto Manufacturers	—	672,249	—	672,249
Auto Parts & Equipment	—	432,200	—	432,200
Banks	—	86,253,477	—	86,253,477
Beverages	—	1,913,643	—	1,913,643
Biotechnology	—	4,827,626	—	4,827,626
Building Materials	—	10,887,654	—	10,887,654
Chemicals	—	13,750,498	—	13,750,498
Commercial Services	—	12,054,701	—	12,054,701
Computers	—	2,462,950	—	2,462,950
Diversified Financial Services	—	39,405,863	—	39,405,863
Electric	—	27,977,003	—	27,977,003
Electrical Components & Equipment	—	26,569	—	26,569
Electronics	—	2,124,344	—	2,124,344
Energy-Alternate Sources	—	2,021,089	—	2,021,089
Engineering & Construction	—	929,625	—	929,625
Entertainment	—	1,846,113	—	1,846,113
Food	—	13,835,992	—	13,835,992
Forest Products & Paper	—	3,748,033	—	3,748,033
Gas	—	1,891,614	—	1,891,614
Hand/Machine Tools	—	1,601,250	—	1,601,250
Healthcare-Services	—	5,249,922	—	5,249,922
Home Builders	—	6,836,313	—	6,836,313
Home Furnishings	—	993,670	—	993,670
Household Products/Wares	—	2,290,680	—	2,290,680
Insurance	—	48,279,540	14,729,112	63,008,652
Internet	—	3,052,862	—	3,052,862
Investment Company Security	—	955,031	—	955,031
Iron/Steel	—	4,510,897	—	4,510,897
Leisure Time	—	1,782,666	—	1,782,666
Lodging	—	2,490,883	—	2,490,883
Machinery-Construction & Mining	—	572,856	—	572,856
Machinery-Diversified	—	2,479,586	—	2,479,586
Media	—	10,650,118	—	10,650,118
Metal Fabricate/Hardware	—	1,747,847	—	1,747,847
Mining	—	8,902,046	—	8,902,046
Multi-National	—	15,167,813	—	15,167,813
Municipal	—	2,257,500	—	2,257,500
Oil & Gas	—	28,815,941	—	28,815,941
Oil & Gas Services	—	6,223,531	—	6,223,531
Packaging & Containers	—	4,713,684	—	4,713,684
Pharmaceuticals	—	2,530,413	—	2,530,413
Pipelines	—	42,481,770	—	42,481,770
Real Estate Investment Trusts	—	14,350,431	—	14,350,431
Retail	—	5,372,072	—	5,372,072
Semiconductors	—	7,309,496	—	7,309,496
Shipbuilding	—	446,600	—	446,600
Software	—	3,519,875	—	3,519,875
Sovereign	—	4,035,164	—	4,035,164
Telecommunications	—	28,867,383	—	28,867,383
Textiles	—	582,179	—	582,179
Transportation	—	2,951,469	—	2,951,469
Trucking & Leasing	—	2,031,530	—	2,031,530
Total Corporate Bonds & Notes	—	515,188,215	14,729,112	529,917,327

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$209,590,354	$—	$209,590,354
Total Mortgage-Backed Securities*	—	123,275,472	—	123,275,472
Total Floating Rate Loans*	—	88,608,566	—	88,608,566
Total Foreign Government*	—	65,462,387	—	65,462,387
Total Asset-Backed Securities*	—	51,314,708	—	51,314,708
Total Municipals	—	37,226,940	—	37,226,940
Total Convertible Bonds*	—	15,180,027	—	15,180,027
Preferred Stocks
Air Freight & Logistics	—	388,674	—	388,674
Banks	6,097,060	—	—	6,097,060
Capital Markets	1,190,240	—	—	1,190,240
Telecommunications	2,771,870	—	—	2,771,870
Total Preferred Stocks	10,059,170	388,674	—	10,447,844
Total Convertible Preferred Stocks*	6,269,456	—	—	6,269,456
Common Stocks
Air Freight & Logistics	—	179,550	—	179,550
Commercial Services	355	—	—	355
Media	—	258,438	—	258,438
Metals & Mining	—	—	0	0
Semiconductors & Semiconductor Equipment	1,270	—	—	1,270
Total Common Stocks	1,625	437,988	0	439,613
Total Warrant*	—	11,050	—	11,050
Total Escrow Shares*	—	—	0	0
Short-Term Investments
Mutual Fund	49,932,885	—	—	49,932,885
Repurchase Agreement	—	29,342,122	—	29,342,122
Total Short-Term Investments	49,932,885	29,342,122	—	79,275,007
Total Investments	$66,263,136	$1,136,026,503	$14,729,112	$1,217,018,751

Collateral for Securities Loaned (Liability)	$—	$(49,932,885)	$—	$(49,932,885)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$484,743	$—	$484,743
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,028,307)	—	(1,028,307)
Total Forward Contracts	$—	$(543,564)	$—	$(543,564)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$844,827	$—	$—	$844,827
Futures Contracts (Unrealized Depreciation)	(4,103)	—	—	(4,103)
Total Futures Contracts	$840,724	$—	$—	$840,724
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(28,654)	$—	$(28,654)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(348,388)	$—	$(348,388)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Invest ments in Securities	Balance as of December 31, 2014	Accrued Discounts/ (Premiums)	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation/ Depreciation from Investments Still Held at December 31, 2015
Corporate Bonds & Notes
Insurance	$1,881,430	$10,579	$265,574	$1,281,229	$4,258,174	$(2,003,074)	$9,035,200	$—	$14,729,112	$1,425,159
Common Stocks
Metals & Mining	56,119	—	85,726	(31,619)	—	(110,226)	—	—	0	(32,444)
Convertible Bonds
Energy-Alter native Sources	0	—	—	0	—	—	—	0	—	—
Escrow Share
Forest Products & Paper	0	—	—	0	—	—	—	—	0	0

Total	$1,937,549	$10,579	$351,300	$1,249,610	$4,258,174	$(2,113,300)	$9,035,200	$0	$14,729,112	$1,392,715

Corporate Bonds & Notes in the amount of $9,035,200 were transferred into level 3 due to a lack of observable market inputs that determine price.

Convertible Bonds in the amount of $0 were transferred out of level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,217,018,751
Cash	4,561,650
Cash denominated in foreign currencies (c)	641,078
Cash collateral (d)	3,195,482
Unrealized appreciation on forward foreign currency exchange contracts	484,743
Receivable for:
Investments sold	379,739
Fund shares sold	168,585
Dividends and interest	10,643,420
Interest on OTC swap contracts	772
Variation margin on centrally cleared swap contracts	9,359
Prepaid expenses	3,363

Total Assets	1,237,106,942
Liabilities
OTC swap contracts at market value (e)	348,388
Unrealized depreciation on forward foreign currency exchange contracts	1,028,307
Collateral for securities loaned	49,932,885
Payables for:
Investments purchased	2,419,557
TBA securities purchased	17,248,628
Fund shares redeemed	286,180
Variation margin on futures contracts	285,209
Accrued Expenses:
Management fees	565,552
Distribution and service fees	49,775
Deferred trustees’ fees	81,937
Other expenses	277,908

Total Liabilities	72,524,326

Net Assets	$1,164,582,616

Net Assets Consist of:
Paid in surplus	$1,182,389,713
Undistributed net investment income	41,419,428
Accumulated net realized loss	(12,531,666)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(46,694,859)

Net Assets	$1,164,582,616

Net Assets
Class A	$838,345,496
Class B	96,401,223
Class E	229,835,897
Capital Shares Outstanding*
Class A	82,598,924
Class B	9,709,953
Class E	22,808,401
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.15
Class B	9.93
Class E	10.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,263,665,743.
(b)	Includes securities loaned at value of $62,475,907.
(c)	Identified cost of cash denominated in foreign currencies was $653,646.
(d)	Includes collateral of $330,000 for OTC swap contracts, $745,000 for centrally cleared swap contracts and $2,120,482 for futures contracts.
(e)	Net premium received on OTC swap contracts was $92,038.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$1,564,221
Interest (a)	51,998,375
Securities lending income	274,606

Total investment income	53,837,202
Expenses
Management fees	7,031,997
Administration fees	30,081
Custodian and accounting fees	321,962
Distribution and service fees—Class B	212,615
Distribution and service fees—Class E	367,973
Audit and tax services	68,444
Legal	30,237
Trustees’ fees and expenses	35,173
Shareholder reporting	89,057
Insurance	8,084
Miscellaneous	17,213

Total expenses	8,212,836

Net Investment Income	45,624,366

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(8,938,230)
Futures contracts	(4,847,185)
Swap contracts	551,771
Foreign currency transactions	3,966,161

Net realized loss	(9,267,483)

Net change in unrealized appreciation (depreciation) on:
Investments	(52,995,061)
Futures contracts	1,643,633
Swap contracts	(221,672)
Foreign currency transactions	(757,474)

Net change in unrealized depreciation	(52,330,574)

Net realized and unrealized loss	(61,598,057)

Net Decrease in Net Assets From Operations	$(15,973,691)

(a)	Net of foreign withholding taxes of $17,976.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$45,624,366	$52,852,090
Net realized gain (loss)	(9,267,483)	22,966,759
Net change in unrealized depreciation	(52,330,574)	(18,436,835)

Increase (decrease) in net assets from operations	(15,973,691)	57,382,014

From Distributions to Shareholders
Net investment income
Class A	(47,291,030)	(50,319,138)
Class B	(4,245,871)	(1,930,820)
Class E	(12,345,013)	(11,977,710)
Net realized capital gains
Class A	(9,207,103)	(10,046,356)
Class B	(869,732)	(405,931)
Class E	(2,478,014)	(2,468,525)

Total distributions	(76,436,763)	(77,148,480)

Increase (decrease) in net assets from capital share transactions	(8,099,921)	24,033,362

Total increase (decrease) in net assets	(100,510,375)	4,266,896

Net Assets
Beginning of period	1,265,092,991	1,260,826,095

End of period	$1,164,582,616	$1,265,092,991

Undistributed net investment income
End of period	$41,419,428	$57,208,673

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,295,922	$13,972,876	2,351,317	$26,108,142
Reinvestments	5,427,295	56,498,133	5,589,398	60,365,494
Redemptions	(11,095,751)	(117,492,921)	(10,101,024)	(111,845,559)

Net decrease	(4,372,534)	$(47,021,912)	(2,160,309)	$(25,371,923)

Class B
Sales	3,505,762	$36,772,121	4,387,077	$47,717,865
Reinvestments	502,022	5,115,603	220,448	2,336,751
Redemptions	(550,968)	(5,689,694)	(601,273)	(6,536,301)

Net increase	3,456,816	$36,198,030	4,006,252	$43,518,315

Class E
Sales	3,998,376	$42,722,748	4,191,650	$46,087,571
Reinvestments	1,433,562	14,823,027	1,345,087	14,446,235
Redemptions	(5,175,723)	(54,821,814)	(4,964,094)	(54,646,836)

Net increase	256,215	$2,723,961	572,643	$5,886,970

Increase (decrease) derived from capital shares transactions		$(8,099,921)		$24,033,362

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.95	$11.14	$11.57	$10.95	$11.15

Income (Loss) from Investment Operations
Net investment income (a)	0.40	0.46	0.55	0.57	0.62
Net realized and unrealized gain (loss) on investments	(0.52)	0.05	(0.37)	0.66	(0.22)

Total from investment operations	(0.12)	0.51	0.18	1.23	0.40

Less Distributions
Distributions from net investment income	(0.57)	(0.58)	(0.58)	(0.57)	(0.53)
Distributions from net realized capital gains	(0.11)	(0.12)	(0.03)	(0.04)	(0.07)

Total distributions	(0.68)	(0.70)	(0.61)	(0.61)	(0.60)

Net Asset Value, End of Period	$10.15	$10.95	$11.14	$11.57	$10.95

Total Return (%) (b)	(1.30)	4.58	1.54	11.62	3.63

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	0.62	0.63	0.63	0.64
Ratio of net investment income to average net assets (%)	3.72	4.15	4.88	5.12	5.61
Portfolio turnover rate (%)	66 (c)	82 (c)	29	23	30
Net assets, end of period (in millions)	$838.3	$952.7	$993.0	$920.1	$743.2

	Class B
	Year Ended December 31,
	2015	2014	2013(d)
Net Asset Value, Beginning of Period	$10.73	$10.92	$10.76

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.41	0.23
Net realized and unrealized gain (loss) on investments	(0.51)	0.07	(0.07)

Total from investment operations	(0.15)	0.48	0.16

Less Distributions
Distributions from net investment income	(0.54)	(0.55)	0.00
Distributions from net realized capital gains	(0.11)	(0.12)	0.00

Total distributions	(0.65)	(0.67)	0.00

Net Asset Value, End of Period	$9.93	$10.73	$10.92

Total Return (%) (b)	(1.58)	4.40	1.49	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	0.87	0.88	(f)
Ratio of net investment income to average net assets (%)	3.48	3.83	4.71	(f)
Portfolio turnover rate (%)	66 (c)	82 (c)	29
Net assets, end of period (in millions)	$96.4	$67.1	$24.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.88	$11.07	$11.50	$10.89	$11.10

Income (Loss) from Investment Operations
Net investment income (a)	0.38	0.44	0.53	0.55	0.60
Net realized and unrealized gain (loss) on investments	(0.52)	0.05	(0.37)	0.65	(0.22)

Total from investment operations	(0.14)	0.49	0.16	1.20	0.38

Less Distributions
Distributions from net investment income	(0.55)	(0.56)	(0.56)	(0.55)	(0.52)
Distributions from net realized capital gains	(0.11)	(0.12)	(0.03)	(0.04)	(0.07)

Total distributions	(0.66)	(0.68)	(0.59)	(0.59)	(0.59)

Net Asset Value, End of Period	$10.08	$10.88	$11.07	$11.50	$10.89

Total Return (%) (b)	(1.46)	4.44	1.41	11.45	3.46

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.77	0.78	0.78	0.79
Ratio of net investment income to average net assets (%)	3.57	3.99	4.73	4.97	5.46
Portfolio turnover rate (%)	66 (c)	82 (c)	29	23	30
Net assets, end of period (in millions)	$229.8	$245.3	$243.3	$259.6	$213.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 49% and 44% for the years ended December 31, 2015 and 2014, respectively.
(d)	Commencement of operations was July 17, 2013.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value

MIST-34

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

MIST-35

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown reclasses, defaulted bonds, swap transactions, convertible preferred stock interest purchased, distributions re-designations, passive foreign investment companies (PFICs), convertible bond adjustments, contingent payment debt instruments and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

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TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2015, the Portfolio had no when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.
High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2015, the Portfolio had no open unfunded loan commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

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Notes to Financial Statements—December 31, 2015—(Continued)

resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $29,342,122, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(3,991,790)	$—	$—	$—	$(3,991,790)
Corporate Bonds & Notes	(40,473,703)	—	—	—	(40,473,703)
Foreign Government	(2,385,293)	—	—	—	(2,385,293)
Preferred Stocks	(3,082,099)	—	—	—	(3,082,099)
Total	$(49,932,885)	$—	$—	$—	$(49,932,885)
Total Borrowings	$(49,932,885)	$—	$—	$—	$(49,932,885)
Gross amount of recognized liabilities for securities lending transactions					$(49,932,885)

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Notes to Financial Statements—December 31, 2015—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated

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terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of

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buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$844,827	Unrealized depreciation on futures contracts (a) (b)	$4,103
Credit			OTC swap contracts at market value (c)	348,388
			Unrealized depreciation on centrally cleared swap contracts (b) (d)	28,654
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$484,743	Unrealized depreciation on forward foreign currency exchange contracts	$1,028,307

Total		$1,329,570		$1,409,452

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $772.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$484,743	$(484,743)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Brown Brothers Harriman & Co.	$271,484	$—	$—	$271,484
JPMorgan Chase Bank N.A.	756,823	(484,743)	—	272,080
Morgan Stanley Capital Services LLC	348,388	—	(330,000)	18,388

	$1,376,695	$(484,743)	$(330,000)	$561,952

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2015—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$8,516,172	$8,516,172
Futures contracts	(4,847,185)	—	—	(4,847,185)
Swap contracts	—	551,771	—	551,771

	$(4,847,185)	$551,771	$8,516,172	$4,220,758

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,404,474)	$(2,404,474)
Futures contracts	1,643,633	—	—	1,643,633
Swap contracts	—	(221,672)	—	(221,672)

	$1,643,633	$(221,672)	$(2,404,474)	$(982,513)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$64,026,898
Futures contracts long	18,900,000
Futures contracts short	(230,166,667)
Swap contracts	19,114,245

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$443,680,751	$356,454,595	$496,769,962	$350,875,801

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2015 were as follows:

Purchases	Sales
$202,517,134	$262,712,246

The Portfolio engaged in security transactions with other accounts managed by Pioneer Investment Management, Inc. that amounted to $3,766,749 in purchases and $274,500 in sales of investments, which are included above.

MIST-43

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$7,031,997	0.600%	First $500 million
	0.550%	$500 million to $1 billion
	0.530%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pioneer Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$64,027,181	$66,587,121	$12,409,582	$10,561,359	$76,436,763	$77,148,480

MIST-44

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$46,392,329	$—	$(53,781,214)	$(10,336,275)	$(17,725,160)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated short term capital losses of $2,970,329 and post-enactment accumulated long term capital losses of $7,365,946 and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

10. Subsequent Events

At a meeting held on November 17, 2015, the Board approved the acquisition of the Portfolio by the Metropolitan Series Fund Western Asset Management Strategic Bond Opportunities Portfolio (“Western Asset Management Strategic Bond Opportunities Portfolio”), subject to the approval of shareholders of the Portfolio. On February 26, 2016, the shareholders of the Portfolio will consider the approval of the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the Western Asset Management Strategic Bond Opportunities Portfolio in exchange for shares of the Western Asset Management Strategic Bond Opportunities Portfolio. It is anticipated that the reorganization will close on or about April 29, 2016.

MIST-45

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Strategic Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-46

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

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Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-48

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-49

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-50

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Pioneer Strategic Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pioneer Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2015. The Board further noted that the Portfolio underperformed its benchmark, the Barclays U.S. Universal Bond Index, for the one-year period ended October 31, 2015, and outperformed its benchmark for the three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

At the November Meeting, the Board also approved a proposal to reorganize the Portfolio into the Western Asset Management Strategic Bond Opportunities Portfolio, a series of MSF. The Board noted that the Sub-Adviser is expected to continue to manage the Portfolio until the reorganization is completed, which is expected to occur, if approved by shareholders of the Portfolio, on or about May 1, 2016.

MIST-51

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by FIAM, LLC (formerly known as Pyramis Global Advisors, LLC)

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the Pyramis Government Income Portfolio returned 0.43%. The Portfolio’s benchmark, the Barclays U.S. Government Bond Index1, returned 0.86%. The Portfolio’s Custom Benchmark2 returned 1.12%.

MARKET ENVIRONMENT / CONDITIONS

For the twelve months ending December 31, 2015, the U.S. investment-grade bond market earned a return of 0.55%, as measured by the Barclays U.S. Aggregate Bond Index. The market environment during the year was characterized by rising interest rates, a flattening U.S. Treasury yield curve, collapsing oil prices, declining inflation expectations, generally widening yield spreads, and periodic spikes in volatility, all of which combined to generate a positive return for the Index, albeit a modest one. Shorter-dated bonds generally performed better than longer-dated ones, and higher-quality bonds generally performed better than those of lower quality.

U.S. Treasury yields rose during the year across all maturities. The rise was slight—only 10 to 12 basis points—for the shortest-term maturities (1-month and 3-month) and for intermediate-term maturities (5 years to 10 years). The rise was more significant for 6-month maturities out to 3-year maturities, where yields rose 21 to 40 basis points, and for 20-year maturities out to 30-year maturities, where yields rose 20 to 26 basis points. All of these changes led to a slight flattening of the yield curve, especially in the second half of the year. The 10-year U.S. Treasury note ended the year trading at a yield of 2.27%, 10 basis points higher than it had traded at the beginning of the year.

U.S. Treasury yields rose and fell in response to a host of factors. Yields fell in the first quarter based on the launch of the European Central Bank’s quantitative easing program and a first-quarter contraction in the U.S. economy, which was attributed primarily to harsh winter weather, a strike-induced disruption in West Coast port operations, and the strength of the U.S. dollar in foreign exchange markets. Yields rose in the second quarter based on an uptick in Eurozone inflation, which triggered a massive global bond sell-off, and signs of a rebound in the U.S. economy—especially in the labor market—which fueled hopes that the U.S. recovery was finally gaining momentum.

Yields fell again in the third quarter as volatility spiked, driven by a divergence in growth prospects between the developed world and the developing world, and underscored by weak economic data emanating from China, a plunge in Chinese stock prices, and the surprise devaluation of the Chinese yuan. This worrisome news cascaded all the way back through China’s economic supply chain, roiling commodity markets, foreign exchange markets, and the stock markets of emerging market countries along the way. Those most affected were the commodity producers and capital equipment makers that have supplied China with the raw materials and capital goods necessary to sustain its unprecedented economic boom over the last decade. Volatility subsided in the fourth quarter, at least in the U.S. investment-grade bond market, driven by the realization that, despite the economic slowdown in China and all of its knock-on effects, the U.S. economy still appeared to be basically sound, expanding as it was at a moderate pace of 2.0% to 2.5% per year. This point was driven home by the most recent jobs report from the U.S. Labor Department, which noted that employers hired an additional 292,00 people in December; it was also underscored by the Federal Reserve’s recent decision to raise the Federal Funds rate by 25 basis points and begin the process of rate normalization.

U.S. Treasuries were one of the best-performing sectors in the U.S. investment-grade bond market during the year, posting a return of 0.84%. Within Treasuries, there was wide disparity in performance by maturity, with intermediate-term Treasuries producing a solid return of 1.18%, and long-dated Treasuries actually losing ground, earning a return of -1.21%. U.S. Treasury Inflation-Protected Securities (“TIPS”) also proved to be a laggard, earning a return of only -1.44%, as the decline in inflation expectations throughout the year made the need for inflation protection less relevant.

Among the spread sectors, U.S. Agency debentures posted a total return of 1.01%, but after adjusting for duration, they outperformed comparable U.S. Treasuries by only 8 basis points.

Asset-backed securities (“ABS”) were the top-performing sector on a relative basis, producing a total return of 1.25% and outperforming similar-duration U.S. Treasuries by 44 basis points. Performance in this sector was strongest among stranded-cost utility bonds and those bonds backed by credit card receivables and automobile loans.

Agency mortgage-backed securities (“MBS”) were the top-performing sector on an absolute basis, producing a total return of 1.51% but underperforming similar-duration U.S. Treasuries by 5 basis points. Within this sector, the fixed-rate mortgages issued by the Federal National Mortgage Association (FNMA, or Fannie Mae) were the strongest performers (+8 basis points on an excess return, duration-adjusted basis), followed by the fixed-rate mortgages issued by the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac) (+4 basis points). The fixed-rate mortgages issued by the Government National Mortgage Association (GNMA, or Ginnie Mae) actually underperformed similar-duration U.S. Treasuries (-38 basis points), although they produced a positive total return of 1.39%.

Commercial mortgage-backed securities (“CMBS”) were the worst-performing sector during the period, at least among the securitized debt products, producing a total return of only 0.97%, while underperforming similar-duration U.S. Treasuries by 28 basis points. CMBS has been a top-performing sector in recent years, and it still features superior fundamentals, but its performance this year was hurt by excessive new issuance and widening yield spreads.

MIST-1

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by FIAM, LLC (formerly known as Pyramis Global Advisors, LLC)

Portfolio Manager Commentary*—(Continued)

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio lagged the return of its custom benchmark over the one year period. Portfolio returns were generally driven by three factors: unfavorable security selection, favorable yield-curve positioning, and favorable sector allocation.

The largest detractor from relative performance was the Portfolio’s exposure to TIPS, which performed poorly in the second half of the year, as inflation expectations ratcheted down following another precipitous drop in oil prices. This relative loss was offset to some extent by the Portfolio’s large underweight to nominal U.S. Treasuries, which generally underperformed securitized debt instruments during the course of the year on a relative return basis. Finally, the Portfolio’s large underweight to U.S. Agencies detracted from relative performance, as U.S. Agencies were one of the better-performing sectors in the investment universe during the period.

Security selection made a negative contribution to excess return during the year, although there was evidence of both astute and adverse bond-picking. Security selection worked particularly well in two areas: Agency MBS and U.S. Agency debentures. Within the Agency MBS category, the Portfolio’s holdings in 30-year Ginnie Mae and 30-year Fannie Mae paper were standouts. Many of these securities had certain structural or idiosyncratic features that made them prepay more slowly than the market as a whole, thus allowing the Portfolio to collect premium coupon income for a longer period of time than would otherwise be the case. Within the U.S. Agency space, the Portfolio pursued a strategy of underweighting the large, liquid issues in favor of the smaller, less liquid issues, and this strategy paid off in the form of a small positive contribution to excess return. That said, security selection also detracted from relative performance, and it did so for the most part in only one sector: nominal U.S. Treasuries. Within the U.S. Treasury space, the Portfolio generally held longer-dated issues to help manage its duration target and yield-curve exposures, and such issues naturally underperformed in a rising interest-rate environment. All told, these relative gains and losses combined to have a negative effect on excess return, and a meaningful one.

The Portfolio’s relative performance was positively affected by changes in the level, slope, and shape of the U.S. Treasury yield curve. The Portfolio maintained a slightly shorter-than-benchmark duration during the first half of the year, and a nearly neutral duration posture in the second half of the year, and this strategy proved to be effective, as yields rose across the curve, especially for short-intermediate and long-term maturities. In addition, the Portfolio’s yield-curve positioning strategy made a modestly positive contribution to excess return. In the first half of the year, the Portfolio’s key-rate durations were fairly neutral relative to those of its benchmark, except at the 10-year node and 30-year node, where the Portfolio was slightly long duration, and at the 20-year node, where the Portfolio was slightly short duration. This duration posture proved to be beneficial in the first quarter, when yields drifted lower, but detrimental in the second quarter, when yields ratcheted higher. In the second half of the year, the Portfolio was slightly short duration at the short end of the curve (i.e., the 1-year node out to the 5-year node) and slightly long duration in the belly and long end of the curve (i.e., the 7-year node out to the 30-year node), all during a period when the yield curve flattened considerably. The net result of all this yield-curve positioning was a slightly positive contribution to excess return.

The Portfolio made effective use of derivatives—in particular, interest-rate futures contracts and interest-rate swaps—in managing its duration posture and its yield-curve positioning strategy throughout the year. The notional value of these instruments represented only about 3% of the Portfolio’s net assets, on average, so the use of these instruments was fairly modest. Nevertheless, they played an important role in insuring that the Portfolio’s duration posture and yield-curve positioning came close to matching those of the benchmark.

In the sector allocation category, the Portfolio pursued a simple but effective strategy: overweighting those sectors of the investment universe that offer the highest option-adjusted yield spreads, and underweighting those sectors that offer the lowest ones. In practice, this strategy expressed itself as a large overweight to securitized debt products, a large underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained a small overweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs and hybrid adjustable-rate mortgages (“ARMS”)—and a large overweight to out-of-benchmark securities—i.e., collateralized mortgage obligations (“CMOs”), both Agency and Non-Agency; CMBS, both Agency and Non-Agency; and ABS. Within U.S. Treasuries, the Portfolio pursued a strategy of maintaining a large underweight to nominal U.S. Treasuries, but a small overweight to TIPS—i.e., “small” in terms of assets as a percentage of total Portfolio assets, but actually quite significant in terms of return potential, since all of the TIPS in the Portfolio had maturities of 30 years, and were thus quite sensitive to changes in interest rates and inflation expectations. Within U.S. Agencies, the Portfolio pursued a strategy of maintaining a large underweight to the largest issuers—e.g., Fannie Mae, Freddie Mac, the Federal Home Loan Bank, the Federal Farm Credit Bank—and a small overweight to certain niche issuers—e.g., the U.S. Agency for International Development, the National Credit Union Administration, and the Tennessee Valley Authority. This sector allocation strategy worked out well for the most part, enhancing the relative performance of the Portfolio, but only to a modest degree.

The largest positive contributor to excess return was the Portfolio’s small overweight to in-benchmark MBS, as Fannie Mae and Freddie Mac residential mortgage pass-throughs were among the best-performing sectors in the investment universe during the year just past. The Portfolio further enhanced its relative gains by overweighting the best-performing securities in the Agency MBS space

MIST-2

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed by FIAM, LLC (formerly known as Pyramis Global Advisors, LLC)

Portfolio Manager Commentary*—(Continued)

(i.e., the 30-year paper) and underweighting the worst-performing ones (i.e., the 15-year paper), although the Portfolio’s small exposure to hybrid ARMs did detract slightly from relative performance.

Another positive contributor to excess return was the Portfolio’s large overweight to out-of-benchmark securities. The large overweight to CMBS worked out especially well, as the Portfolio held positions in securities of superior credit quality—i.e., the so-called super-senior tranches—and such securities were well-rewarded in the volatile market environment of 2015. The large overweight to CMOs produced more mixed results. The Portfolio held a sizable stake in Ginnie Mae Reverse MBS, which outperformed nicely during the period in question, in part due to their superior yields. The Portfolio also held a sizable stake in floating-rate CMOs, which actually detracted from relative performance during the period, primarily due to spread widening. Finally, the Portfolio’s small overweight to ABS had a negligible effect on excess return.

At the end of December, the Portfolio maintained a neutral duration and neutral yield-curve positioning posture relative to its custom benchmark. At the sector level, the Portfolio continued to maintain a large overweight to securitized debt products, a large underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained a small overweight to in-benchmark securities—i.e., Agency mortgage pass-throughs and hybrid ARMS; a large overweight to out-of-benchmark securities—i.e., CMOs (both Agency and Non-Agency) and CMBS (both Agency and Non-Agency); and a small overweight to ABS. At the security level, the Portfolio continued to maintain sizable positions in Agency mortgage pass-throughs that offer premium coupon income and significant protection against faster prepayments. The Portfolio also held positions in floating-rate CMOs, including Ginnie Mae Reverse MBS, which offer some measure of protection in the event of rising interest rates; and high-quality CMBS, which offer some measure of protection in scenarios where volatility spikes and spreads widen. Finally, the Portfolio continued to maintain its exposure to longer-maturity TIPS, and its bias in favor of smaller, less liquid debentures in the U.S. Agency sector.

William Irving

Franco Castagliuolo

Portfolio Managers

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

Pyramis Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[3]
Pyramis Government Income Portfolio
Class B	0.43	3.14
Barclays U.S. Government Bond Index	0.86	2.75
Custom Benchmark	1.12	3.61

1 The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Barclays 5+ Year Treasury Index (40%), the Barclays U.S. MBS Index (35%) and the Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	87.5
Mortgage-Backed Securities	4.7
Foreign Government	4.0
Asset-Backed Securities	2.3
Corporate Bonds & Notes	1.3

MIST-4

Met Investors Series Trust

Pyramis Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B	Actual	0.70%	$1,000.00	$1,006.70	$3.54
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-5

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—87.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—58.9%
Fannie Mae 15 Yr. Pool
2.500%, 05/01/27	82,386	$83,714
2.500%, 09/01/27	173,805	176,612
2.500%, 01/01/28	259,001	262,434
2.500%, 06/01/28	87,113	88,265
2.500%, 09/01/28	346,651	351,231
2.500%, 07/01/29	2,076,474	2,099,855
2.500%, 08/01/29	439,458	443,443
2.500%, 09/01/29	323,136	326,781
2.500%, 10/01/29	1,181,664	1,194,990
2.500%, TBA (a)	300,000	302,372
3.500%, 12/01/25	45,137	47,357
3.500%, 12/01/28	270,989	283,970
3.500%, 12/01/29	344,729	361,385
3.500%, 07/01/30	4,692,405	4,943,012
3.500%, 08/01/30	5,555,368	5,852,246
3.500%, 09/01/30	3,319,516	3,496,613
4.000%, 09/01/26	572,068	606,842
4.000%, 11/01/26	577,561	612,733
4.000%, 05/01/27	738,720	783,404
4.500%, 12/01/23	137,039	141,951
5.000%, 03/01/23	24,364	26,236
Fannie Mae 20 Yr. Pool
3.500%, 01/01/34	3,678,594	3,844,882
4.000%, 08/01/32	1,800,336	1,926,516
5.500%, 01/01/29	874,752	974,091
Fannie Mae 30 Yr. Pool
2.500%, 01/01/43	3,434,000	3,318,434
3.000%, 11/01/42	149,188	149,831
3.000%, 12/01/42	1,943,826	1,952,444
3.000%, 01/01/43	1,067,007	1,071,800
3.000%, 02/01/43	5,942,727	5,973,385
3.000%, 03/01/43	2,204,070	2,209,065
3.000%, 04/01/43	249,262	250,382
3.000%, 05/01/43	202,350	203,259
3.000%, 06/01/43	105,672	106,146
3.000%, 07/01/43	67,199	67,500
3.000%, 08/01/43	265,302	266,494
3.000%, 03/01/44	75,371	75,710
3.000%, 01/01/45	319,780	320,486
3.000%, 02/01/45	229,008	229,207
3.000%, 03/01/45	771,269	772,589
3.000%, 08/01/45	1,382,501	1,383,701
3.000%, 09/01/45	727,898	728,530
3.000%, 10/01/45	299,970	300,231
3.000%, 11/01/45	9,632,535	9,640,893
3.000%, 12/01/45	14,365,073	14,377,538
3.500%, 08/01/42	3,094,754	3,199,407
3.500%, 04/01/43	7,097,950	7,333,887
3.500%, 05/01/43	597,147	618,231
3.500%, 06/01/43	1,798,404	1,857,800
3.500%, 08/01/43	8,041,847	8,325,923
3.500%, 03/01/45	736,836	761,636
3.500%, 04/01/45	445,959	460,642
3.500%, 05/01/45	2,489,649	2,573,446
3.500%, 06/01/45	16,543,171	17,093,782

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 08/01/45	591,298	$611,050
3.500%, 09/01/45	2,717,205	2,805,508
3.500%, 10/01/45	5,000,004	5,162,429
3.500%, 11/01/45	8,383,522	8,666,328
3.500%, 12/01/45	600,000	619,498
3.500%, TBA (a)	5,900,000	6,087,167
4.000%, 09/01/40	453,522	481,084
4.000%, 10/01/40	373,280	395,570
4.000%, 11/01/40	9,814,939	10,415,510
4.000%, 12/01/40	71,944	76,155
4.000%, 11/01/41	172,891	184,076
4.000%, 12/01/41	91,137	97,026
4.000%, 02/01/42	64,219	68,377
4.000%, 03/01/42	3,100,066	3,300,705
4.000%, 04/01/42	2,368,820	2,517,360
4.000%, 05/01/42	561,439	597,795
4.000%, 06/01/42	501,345	534,306
4.000%, 07/01/42	188,453	200,573
4.000%, 10/01/42	477,946	508,746
4.000%, 11/01/42	358,860	381,386
4.000%, 04/01/43	320,798	341,025
4.000%, 05/01/43	23,906	25,400
4.000%, 06/01/43	1,446,087	1,538,112
4.000%, 07/01/43	78,022	82,898
4.000%, 08/01/43	65,667	69,771
4.000%, 09/01/43	5,839,420	6,204,351
4.000%, 10/01/43	147,818	157,057
4.000%, 12/01/43	32,691	34,734
4.000%, 01/01/44	4,510,165	4,793,548
4.000%, 02/01/44	193,964	205,380
4.000%, 03/01/44	24,562	26,106
4.000%, 04/01/44	284,407	301,137
4.000%, 05/01/44	24,431	25,967
4.000%, 02/01/45	283,161	299,803
4.000%, 04/01/45	64,248	68,009
4.000%, 06/01/45	669,232	708,619
4.500%, 12/01/40	3,205,387	3,478,655
4.500%, 05/01/41	2,074,349	2,245,188
4.500%, 07/01/41	492,971	536,168
4.500%, 08/01/41	274,342	298,382
4.500%, 10/01/41	2,662,279	2,881,003
4.500%, 11/01/41	6,593,689	7,174,370
4.500%, 08/01/42	700,793	757,951
4.500%, 09/01/42	3,013,862	3,271,922
4.500%, 01/01/43	321,417	347,746
4.500%, 12/01/43	477,758	515,992
4.500%, 10/01/44	5,080,893	5,531,635
4.500%, 02/01/45	4,535,123	4,936,725
4.500%, TBA (a)	800,000	863,900
5.000%, 07/01/35	2,871,612	3,175,095
5.000%, 12/01/39	739,997	834,364
5.000%, 01/01/40	1,557,120	1,756,114
5.000%, 04/01/41	38,052	41,866
5.000%, 06/01/41	73,985	81,677
5.000%, 08/01/41	200,448	221,122

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 03/01/41	669,520	$753,015
6.000%, 10/01/34	236,083	271,046
6.000%, 05/01/37	914,849	1,035,929
6.000%, 09/01/37	69,219	79,411
6.000%, 10/01/37	746,874	855,500
6.000%, 01/01/38	735,878	844,033
6.000%, 03/01/38	248,639	284,951
6.000%, 07/01/38	140,815	160,556
6.000%, 01/01/40	678,279	778,591
6.000%, 05/01/40	988,829	1,134,323
6.000%, 07/01/41	981,242	1,107,300
6.000%, 01/01/42	90,100	101,692
6.500%, 07/01/32	169,126	195,793
6.500%, 12/01/32	50,541	58,247
6.500%, 07/01/35	57,715	67,933
6.500%, 12/01/35	523,491	607,813
6.500%, 08/01/36	889,003	1,022,433
Fannie Mae ARM Pool 2.551%, 06/01/42 (b)	150,511	154,266
2.689%, 02/01/42 (b)	913,768	948,454
2.951%, 11/01/40 (b)	95,900	100,269
2.974%, 09/01/41 (b)	110,377	114,984
2.992%, 10/01/41 (b)	50,054	52,299
3.249%, 07/01/41 (b)	172,284	180,809
3.347%, 10/01/41 (b)	87,454	91,635
3.553%, 07/01/41 (b)	199,162	210,079
Fannie Mae REMICS (CMO) 1.342%, 03/25/36 (b)	691,684	710,250
1.352%, 06/25/36 (b)	1,060,550	1,090,441
2.500%, 07/25/45	3,434,785	3,458,086
3.000%, 06/25/43	12,295,827	12,731,203
3.000%, 11/25/45	12,652,102	12,948,331
4.250%, 03/25/42	2,238,009	2,410,594
5.000%, 12/25/23	383,495	411,432
5.000%, 12/25/34	575,292	635,916
5.000%, 03/25/35	453,012	500,858
5.000%, 08/25/39	688,536	760,826
5.500%, 05/25/34	503,248	516,992
5.500%, 07/25/34	355,840	379,786
5.500%, 06/25/35	353,608	377,591
5.500%, 08/25/35	1,733,346	1,924,460
Freddie Mac 15 Yr. Gold Pool 4.000%, 06/01/24	536,621	566,839
4.000%, 07/01/24	431,301	455,416
4.000%, 09/01/25	363,128	383,521
6.000%, 01/01/24	502,891	549,721
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/33	2,520,762	2,699,128
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	267,071	267,318
3.000%, 01/01/43	290,455	290,652
3.000%, 02/01/43	1,528,245	1,529,279
3.000%, 03/01/43	15,371,158	15,381,530
3.000%, 06/01/43	4,762,232	4,763,605
3.500%, 02/01/42	106,584	109,945

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 04/01/42	1,032,330	$1,066,633
3.500%, 05/01/42	154,702	159,445
3.500%, 06/01/42	1,090,838	1,124,165
3.500%, 07/01/42	202,974	209,311
3.500%, 08/01/42	6,393,807	6,589,918
3.500%, 09/01/42	65,692	67,727
3.500%, 10/01/42	2,538,257	2,617,676
3.500%, 01/01/43	1,217,361	1,255,197
3.500%, 02/01/43	544,758	561,858
3.500%, 03/01/43	270,453	278,743
3.500%, 04/01/43	9,616,624	9,917,374
3.500%, 05/01/43	3,227,915	3,326,878
3.500%, 11/01/44	751,170	773,875
4.000%, 09/01/41	3,330,415	3,531,880
4.000%, 10/01/41	1,002,645	1,063,885
4.000%, 11/01/41	30,160	32,048
4.000%, 01/01/42	3,996,183	4,235,521
4.000%, 03/01/42	380,195	404,144
4.000%, 04/01/42	4,866,924	5,173,349
4.000%, 09/01/42	181,277	192,974
4.000%, 10/01/42	175,268	186,166
4.000%, 11/01/42	727,490	773,898
4.000%, 12/01/42	286,004	303,447
4.000%, 01/01/43	76,851	81,637
4.000%, 02/01/43	429,316	456,050
4.000%, 03/01/43	168,687	179,192
4.000%, 04/01/43	59,028	62,703
4.000%, 05/01/43	897,677	955,047
4.000%, 06/01/43	54,301	57,682
4.000%, 07/01/43	686,846	730,156
4.000%, 08/01/43	501,745	533,093
4.000%, 09/01/43	832,630	884,486
4.000%, 10/01/43	786,610	836,945
4.000%, 11/01/43	44,910	47,708
4.000%, 01/01/44	895,974	953,734
4.000%, 02/01/44	141,687	150,559
4.000%, 03/01/44	89,767	95,389
4.000%, 04/01/44	92,971	98,895
4.000%, 12/01/44	35,787	37,863
4.000%, 04/01/45	224,753	237,722
4.000%, 05/01/45	214,575	227,020
4.500%, 05/01/39	1,976,681	2,166,322
4.500%, 06/01/39	1,649,927	1,809,119
4.500%, 07/01/40	4,328,575	4,668,978
4.500%, 02/01/41	147,419	160,082
4.500%, 08/01/41	1,345,601	1,458,290
4.500%, 09/01/41	151,406	165,251
4.500%, 10/01/41	344,290	375,776
4.500%, 02/01/44	86,552	93,371
5.000%, 01/01/35	334,579	371,614
5.000%, 05/01/35	210,778	232,347
5.000%, 07/01/35	2,504,868	2,763,741
5.000%, 11/01/35	1,919,643	2,158,674
5.000%, 06/01/41	3,344,184	3,731,871
5.000%, 07/01/41	845,365	930,606

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 03/01/34	2,662,610	$2,963,571
5.500%, 07/01/35	1,857,607	2,068,918
Freddie Mac ARM Non-Gold Pool 2.367%, 10/01/42 (b)	912,970	947,319
3.086%, 09/01/41 (b)	966,573	1,007,905
3.211%, 09/01/41 (b)	115,749	121,055
3.216%, 04/01/41 (b)	113,759	118,920
3.297%, 06/01/41 (b)	130,978	137,914
3.428%, 12/01/40 (b)	3,436,200	3,602,258
3.443%, 05/01/41 (b)	95,063	99,372
3.617%, 06/01/41 (b)	182,886	192,208
3.717%, 05/01/41 (b)	151,258	159,640
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.772%, 04/25/19 (b)	24,609	24,588
2.637%, 01/25/23	1,931,000	1,927,389
2.669%, 02/25/23	4,676,419	4,781,587
2.670%, 12/25/24	7,000,000	6,834,005
2.716%, 06/25/22	4,073,000	4,097,105
2.791%, 01/25/22	8,841,000	8,962,540
2.811%, 01/25/25	10,500,000	10,338,390
2.991%, 09/25/21	5,755,000	5,906,822
3.016%, 02/25/23	8,178,834	8,466,174
3.090%, 08/25/22	29,800,000	30,583,263
3.303%, 07/25/24	7,854,000	8,075,450
3.320%, 02/25/23 (b)	932,000	969,349
3.458%, 08/25/23 (b)	5,000,000	5,224,776
3.808%, 08/25/20	7,890,000	8,447,493
3.974%, 01/25/21	17,750,000	19,133,199
4.084%, 11/25/20 (b)	980,000	1,058,981
4.251%, 01/25/20	4,090,000	4,404,615
Freddie Mac REMICS (CMO) 0.731%, 03/15/34 (b)	655,174	659,986
1.231%, 02/15/33 (b)	460,628	468,342
4.500%, 12/15/26	2,002,923	2,174,546
4.500%, 09/15/27	1,232,736	1,322,025
4.500%, 02/15/41	56,690	61,356
5.000%, 10/15/34	679,716	751,453
5.000%, 11/15/34	749,488	755,920
5.000%, 12/15/37	235,627	255,094
5.000%, 03/15/41	500,000	552,604
5.000%, 04/15/41	659,848	770,905
5.500%, 05/15/34	3,267,390	3,646,098
5.500%, 06/15/41	4,220,000	4,782,428
Ginnie Mae I 30 Yr. Pool 3.000%, 05/15/42	909,815	925,614
3.000%, 04/15/43	296,787	301,272
3.000%, 05/15/43	450,892	457,660
3.000%, 03/15/45	174,043	176,438
3.500%, 11/15/41	428,861	449,068
3.500%, 02/15/42	375,409	393,056
3.500%, 03/15/42	430,982	450,766
3.500%, 05/15/42	1,566,684	1,634,035
3.500%, 06/15/42	1,282,647	1,335,736
4.000%, 09/15/40	2,439,555	2,636,631

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 4.000%, 10/15/40	250,945	266,415
4.000%, 03/15/41	1,271,759	1,377,390
4.000%, 10/15/41	656,703	710,639
4.000%, 12/15/41	602,360	650,858
4.500%, 08/15/39	3,486,305	3,786,450
4.500%, 06/15/40	1,393,691	1,502,582
4.500%, 07/15/40	260,257	282,597
4.500%, 03/15/41	1,328,995	1,437,515
4.500%, 04/15/41	144,318	155,657
5.000%, 03/15/39	121,798	135,871
5.000%, 07/15/39	349,191	385,445
5.000%, 08/15/39	244,079	272,265
5.000%, 09/15/39	176,881	197,307
5.000%, 04/15/40	82,424	91,237
5.000%, 08/15/40	275,046	306,852
5.000%, 04/15/41	194,313	215,533
5.000%, 09/15/41	164,547	182,157
5.500%, 06/15/35	1,253,496	1,425,540
5.500%, 11/15/35	820,627	931,620
5.500%, 10/15/39	39,276	43,771
6.000%, 06/15/36	1,439,522	1,658,597
Ginnie Mae II 30 Yr. Pool 3.000%, 06/20/42	1,570,766	1,598,232
3.000%, 03/20/45	838,305	850,813
3.000%, 07/20/45	1,811,351	1,838,377
3.000%, 08/20/45	6,900,376	7,003,333
3.000%, 11/20/45	861,697	874,554
3.000%, 12/20/45	3,000,000	3,044,762
3.500%, 07/20/42	954,872	998,435
3.500%, 10/20/42	1,282,776	1,341,300
3.500%, 12/20/42	782,125	817,808
3.500%, 01/20/43	66,059	69,073
3.500%, 05/20/43	2,209,723	2,309,862
3.500%, 08/20/43	94,264	98,507
3.500%, 09/20/43	1,881,866	1,966,427
3.500%, 04/20/45	8,676,290	9,057,973
3.500%, 05/20/45	2,109,820	2,202,634
3.500%, 07/20/45	2,477,122	2,586,095
3.500%, 08/20/45	3,434,971	3,586,081
3.500%, TBA (a)	600,000	625,477
4.000%, 09/20/39	285,666	305,675
4.000%, 10/20/40	42,635	45,664
4.000%, 11/20/40	2,992,226	3,205,240
4.000%, 11/20/41	1,365,510	1,460,651
4.000%, 06/20/45	2,459,452	2,614,021
4.000%, 07/20/45	4,713,432	5,010,735
4.000%, 11/20/45	998,637	1,068,940
4.500%, 02/20/40	333,093	362,838
4.500%, 09/20/40	35,184	38,326
4.500%, 05/20/41	5,072,693	5,525,746
Ginnie Mae II Pool 4.300%, 08/20/61	1,227,190	1,274,499
4.533%, 12/20/61	9,478,697	9,970,035
4.649%, 02/20/62	868,939	918,414
4.682%, 02/20/62	1,139,563	1,200,314

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II Pool 4.684%, 01/20/62	3,668,018	$3,860,061
5.470%, 08/20/59	436,072	446,277
5.612%, 04/20/58	102,961	103,948
Government National Mortgage Association (CMO) 0.492%, 08/20/60 (b)	249,148	245,883
0.492%, 09/20/60 (b)	266,419	262,541
0.562%, 07/20/60 (b)	292,781	289,098
0.682%, 02/20/61 (b)	349,630	346,199
0.692%, 12/20/60 (b)	655,986	651,851
0.692%, 02/20/61 (b)	103,310	102,842
0.692%, 04/20/61 (b)	241,051	239,392
0.692%, 05/20/61 (b)	477,714	474,805
0.722%, 06/20/61 (b)	326,444	323,821
0.792%, 10/20/61 (b)	1,128,825	1,126,535
0.792%, 12/20/63 (b)	11,110,570	11,008,871
0.822%, 01/20/62 (b)	1,112,119	1,111,523
0.822%, 03/20/62 (b)	681,852	680,993
0.875%, 12/16/39 (b)	303,601	305,268
0.882%, 01/20/38 (b)	71,198	71,835
0.892%, 11/20/61 (b)	1,025,680	1,025,534
0.892%, 01/20/62 (b)	698,085	699,579
0.902%, 07/20/37 (b)	285,116	287,827
0.945%, 11/16/39 (b)	395,144	400,721
2.500%, 06/20/63	42,732,260	43,243,137
2.500%, 05/20/65	6,204,437	6,278,935
2.500%, 06/20/65	1,851,061	1,873,146
2.750%, 05/20/64	1,915,204	1,949,215
3.000%, 04/20/37	25,209	25,253
4.500%, 05/16/40	80,000	87,271
4.500%, 05/20/40 (c)	56,850	5,963
5.000%, 12/20/39	3,651,791	4,271,286
5.010%, 09/20/60 (b)	3,615,483	3,834,179
5.150%, 08/20/60	3,112,230	3,301,264
5.298%, 07/20/60 (b)	4,665,998	4,937,504
5.698%, 07/20/41 (b) (c)	431,713	69,828
7.501%, 05/20/41 (b)	167,505	197,426
8.131%, 04/20/39 (b)	2,052,056	2,293,791
8.264%, 08/20/39 (b)	3,854,787	4,430,864

		717,386,315

Federal Agencies—4.9%
Federal Home Loan Mortgage Corp. 1.250%, 08/01/19	3,000,000	2,966,634
6.250%, 07/15/32	7,568,000	10,521,374
6.750%, 03/15/31	481,000	689,542
Federal National Mortgage Association 1.125%, 07/20/18	118,000	117,519
1.500%, 06/22/20	1,907,000	1,883,254
1.500%, 11/30/20	4,482,000	4,402,377
1.875%, 12/28/20	5,394,000	5,391,076
2.625%, 09/06/24	7,000,000	7,073,913
6.625%, 11/15/30	1,430,000	2,025,073

Federal Agencies—(Continued)
Tennessee Valley Authority 1.750%, 10/15/18	7,486,000	7,561,639
4.250%, 09/15/65	8,970,000	8,763,394
5.250%, 09/15/39	557,000	669,456
5.500%, 06/15/38	6,117,000	7,571,329

		59,636,580

U.S. Treasury—23.7%
U.S. Treasury Bonds 2.875%, 08/15/45	10,307,000	10,010,272
3.000%, 11/15/45	3,500,000	3,489,472
3.375%, 05/15/44	8,767,000	9,408,771
3.625%, 02/15/44	44,290,000	49,822,795
4.375%, 02/15/38	11,000,000	13,881,483
4.375%, 05/15/40	3,000,000	3,774,843
5.000%, 05/15/37 (d)	9,000,000	12,333,870
5.250%, 02/15/29	29,405,000	38,522,844
5.375%, 02/15/31 (e)	4,933,000	6,689,419
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (f)	18,840,913	16,431,330
1.375%, 02/15/44 (f)	5,738,384	5,839,999
U.S. Treasury Notes 0.875%, 11/30/17	5,000,000	4,985,545
1.500%, 01/31/22	17,650,000	17,157,724
1.750%, 03/31/22	16,618,000	16,362,232
2.000%, 11/30/22	55,496,000	55,192,492
2.000%, 08/15/25	7,331,000	7,148,011
2.125%, 06/30/21	1,000,000	1,012,578
2.125%, 12/31/22	4,000,000	4,007,656
2.125%, 05/15/25	2,061,000	2,034,110
2.250%, 11/15/24	1,113,000	1,112,435
2.250%, 11/15/25	6,000,000	5,986,638
2.375%, 08/15/24	3,098,000	3,130,312

		288,334,831

Total U.S. Treasury & Government Agencies (Cost $1,070,063,081)		1,065,357,726

Mortgage-Backed Securities—4.7%

Collateralized Mortgage Obligations—1.8%
CSMC 1.156%, 10/26/37 (144A) (b)	3,520,730	3,494,810
Granite Mortgages plc 0.717%, 01/20/44 (b)	165,438	165,397
1.297%, 07/20/43 (b)	4,355,943	4,355,903
National Credit Union Administration Guaranteed Notes Trust 0.646%, 11/06/17 (b)	1,639,806	1,642,407
0.656%, 03/06/20 (b)	258,623	259,028
0.726%, 01/08/20 (b)	8,118,502	8,150,879
RBSSP Resecuritization Trust 2.433%, 07/26/45 (144A) (b)	2,598,942	2,616,125

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Thornburg Mortgage Securities Trust 1.062%, 09/25/43 (b)	518,958	$501,099

		21,185,648

Commercial Mortgage-Backed Securities—2.9%
BBCMS Trust 3.323%, 09/10/28 (144A)	7,149,000	7,231,661
CDGJ Commercial Mortgage Trust 1.731%, 12/15/27 (144A) (b)	12,000,000	11,924,726
Commercial Mortgage Trust 1.201%, 06/11/27 (144A) (b)	5,500,000	5,436,180
3.305%, 11/10/47	6,984,000	7,119,103
SCG Trust 1.731%, 11/15/26 (144A) (b)	3,750,000	3,761,837

		35,473,507

Total Mortgage-Backed Securities (Cost $57,056,916)		56,659,155

Foreign Government—4.0%

Sovereign—4.0%
Hashemite Kingdom of Jordan Government AID Bonds 2.503%, 10/30/20	13,375,000	13,709,709
3.000%, 06/30/25	5,389,000	5,540,819
Israel Government AID Bonds 5.500%, 09/18/23	13,878,000	16,628,481
5.500%, 12/04/23	8,920,000	10,727,558
5.500%, 04/26/24	1,900,000	2,297,723

Total Foreign Government (Cost $50,331,263)		48,904,290

Asset-Backed Securities—2.3%

Asset-Backed - Automobile—2.3%
American Credit Acceptance Receivables Trust 1.950%, 09/12/19 (144A)	6,094,653	6,081,332
CPS Auto Receivables Trust 1.770%, 06/17/19 (144A)	12,435,157	12,406,933
Drive Auto Receivables Trust 1.230%, 06/15/18 (144A)	8,900,000	8,890,856

Total Asset-Backed Securities (Cost $27,428,007)		27,379,121

Corporate Bonds & Notes—1.3%
Security Description	Principal Amount*	Value

Diversified Financial Services—1.3%
National Credit Union Administration Guaranteed Notes 3.450%, 06/12/21	8,645,000	9,374,119
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,585,204

Total Corporate Bonds & Notes (Cost $16,500,397)		15,959,323

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $10,285,845 on 01/04/16, collateralized by $10,505,000 Federal National Mortgage Association at 1.670% due 02/10/20 with a value of $10,491,869.	10,285,811	10,285,811

Total Short-Term Investments (Cost $10,285,811)		10,285,811

Total Investments—100.6% (Cost $1,231,665,475) (g)		1,224,545,426
Other assets and liabilities (net)—(0.6)%		(6,889,651)

Net Assets—100.0%		$1,217,655,775

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $419,352.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2015, the market value of securities pledged was $271,211.
(f)	Principal amount of security is adjusted for inflation.
(g)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,238,257,466. The aggregate unrealized appreciation and depreciation of investments were $8,476,309 and $(22,188,349), respectively, resulting in net unrealized depreciation of $(13,712,040) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $61,844,460, which is 5.1% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—Real	Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity Date	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	3.500%	TBA	$(600,000)	$(630,047)	$(628,336)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/16	142	USD	30,888,234	$(40,953)
U.S. Treasury Ultra Long Bond Futures	03/21/16	67	USD	10,549,001	83,062

Net Unrealized Appreciation					$42,109

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	2.750%	03/16/46	USD	1,200,000	$5,737
Receive	3M LIBOR	2.750%	03/16/46	USD	1,200,000	11,761

Net Unrealized Appreciation						$17,498

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,065,357,726	$—	$1,065,357,726
Total Mortgage-Backed Securities*	—	56,659,155	—	56,659,155
Total Foreign Government*	—	48,904,290	—	48,904,290
Total Asset-Backed Securities*	—	27,379,121	—	27,379,121
Total Corporate Bonds & Notes*	—	15,959,323	—	15,959,323
Total Short-Term Investment*	—	10,285,811	—	10,285,811
Total Investments	$—	$1,224,545,426	$—	$1,224,545,426

TBA Forward Sales Commitments	$—	$(628,336)	$—	$(628,336)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$83,062	$—	$—	$83,062
Futures Contracts (Unrealized Depreciation)	(40,953)	—	—	(40,953)
Total Futures Contracts	$42,109	$—	$—	$42,109
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$17,498	$—	$17,498

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pyramis Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$1,224,545,426
Receivable for:
Investments sold	2,867,857
TBA securities sold (b)	1,063,259
Fund shares sold	27,750
Principal paydowns	62,660
Interest	5,155,764
Variation margin on futures contracts	73,656
Variation margin on centrally cleared swap contracts	12,341
Prepaid expenses	3,245

Total Assets	1,233,811,958
Liabilities
Forward sales commitments, at value	628,336
Payables for:
Investments purchased	6,005,865
TBA securities purchased	8,319,366
Fund shares redeemed	267,198
Interest on forward sales commitments	1,050
Accrued Expenses:
Management fees	438,815
Distribution and service fees	259,396
Deferred trustees’ fees	64,810
Other expenses	171,347

Total Liabilities	16,156,183

Net Assets	$1,217,655,775

Net Assets Consist of:
Paid in surplus	$1,248,525,278
Undistributed net investment income	27,182,479
Accumulated net realized loss	(50,993,251)
Unrealized depreciation on investments, futures contracts and swap contracts	(7,058,731)

Net Assets	$1,217,655,775

Net Assets
Class B	$1,217,655,775
Capital Shares Outstanding*
Class B	114,969,889
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,231,665,475.
(b)	Included within TBA securities sold is $631,097 related to TBA forward sale commitments.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Interest	$28,855,980

Total investment income	28,855,980
Expenses
Management fees	5,300,439
Administration fees	30,422
Custodian and accounting fees	177,472
Distribution and service fees—Class B	3,137,774
Audit and tax services	68,140
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	45,647
Insurance	7,858
Miscellaneous	16,428

Total expenses	8,845,813

Net Investment Income	20,010,167

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	8,475,386
Futures contracts	935,382
Swap contracts	(643,314)

Net realized gain	8,767,454

Net change in unrealized depreciation on:
Investments	(21,622,661)
Futures contracts	(884,866)
Swap contracts	(64,553)

Net change in unrealized depreciation	(22,572,080)

Net realized and unrealized loss	(13,804,626)

Net Increase in Net Assets From Operations	$6,205,541

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pyramis Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,010,167	$22,009,058
Net realized gain	8,767,454	12,609,051
Net change in unrealized appreciation (depreciation)	(22,572,080)	58,974,472

Increase in net assets from operations	6,205,541	93,592,581

From Distributions to Shareholders
Net investment income
Class B	(28,865,138)	(33,274,992)

Total distributions	(28,865,138)	(33,274,992)

Decrease in net assets from capital share transactions	(30,916,492)	(103,502,674)

Total decrease in net assets	(53,576,089)	(43,185,085)

Net Assets
Beginning of period	1,271,231,864	1,314,416,949

End of period	$1,217,655,775	$1,271,231,864

Undistributed net investment income
End of period	$27,182,479	$28,719,344

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	16,085,470	$171,551,252	8,154,990	$86,377,180
Reinvestments	2,741,229	28,865,138	3,214,975	33,274,992
Redemptions	(21,560,388)	(231,332,882)	(21,168,534)	(223,154,846)

Net decrease	(2,733,689)	$(30,916,492)	(9,798,569)	$(103,502,674)

Decrease derived from capital shares transactions		$(30,916,492)		$(103,502,674)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pyramis Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.80	$10.31	$11.05	$10.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.17	0.18	0.13	0.10		0.10
Net realized and unrealized gain (loss) on investments	(0.12)	0.59	(0.61)	0.24		0.76

Total from investment operations	0.05	0.77	(0.48)	0.34		0.86

Less Distributions
Distributions from net investment income	(0.26)	(0.28)	(0.16)	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	0.00	0.00	(0.10)	(0.02)		(0.09)

Total distributions	(0.26)	(0.28)	(0.26)	(0.02)		(0.13)

Net Asset Value, End of Period	$10.59	$10.80	$10.31	$11.05		$10.73

Total Return (%) (d)	0.43	7.56	(4.52)	3.15		8.57	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70	0.71	0.70	0.70		0.84	(f)
Ratio of net investment income to average net assets (%)	1.59	1.72	1.24	0.94		1.37	(f)
Portfolio turnover rate (%)	214 (g)	281 (g)	329 (g)	457	(g)	366	(e)
Net assets, end of period (in millions)	$1,217.7	$1,271.2	$1,314.4	$1,631.7		$717.5

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 117%, 151%, 212% and 262% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-16

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to TIPS adjustments, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

MIST-17

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required

MIST-18

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $10,285,811, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating

MIST-19

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

MIST-20

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$17,498
	Unrealized appreciation on futures contracts (b)	83,062	Unrealized depreciation on futures contracts (b)	$40,953

Total		$100,560		$40,953

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Investments (a)	$(405,693)
Futures contracts	935,382
Swap contracts	(643,314)

$(113,625)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Investments (a)	$405,693
Futures contracts	(884,866)
Swap contracts	(64,553)

$(543,726)

MIST-21

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$41,475,000
Swap contracts	27,266,667

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-22

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,715,125,306	$46,976,267	$2,752,214,415	$78,946,270

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2015 were as follows:

Purchases	Sales
$1,309,888,352	$1,344,503,486

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$5,300,439	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (formerly, Pyramis Global Advisors, LLC) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-23

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$28,865,138	$33,274,992	$—	$—	$28,865,138	$33,274,992

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$27,248,362	$—	$(13,692,830)	$(44,360,225)	$(30,804,693)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2015, the Portfolio utilized $1,717,397 of accumulated capital losses.

As of December 31, 2015, the Portfolio had accumulated short-term capital losses of $27,175,461 and accumulated long-term capital losses of $17,184,764.

MIST-24

Met Investors Series Trust

Pyramis Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Government Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis Government Income Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis Government Income Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-25

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-26

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-27

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-28

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-29

Met Investors Series Trust

Pyramis Government Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Pyramis Government Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and FIAM, LLC (formerly, Pyramis Global Advisors, LLC) regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year, three-year, and since-inception (beginning May 2, 2011) periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Government Bond Index, for the one-year, three-year, and since-inception periods ended October 31, 2015 and underperformed its blended benchmark for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-30

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by FIAM, LLC (formerly known as Pyramis Global Advisors, LLC)

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the Pyramis Managed Risk Portfolio returned -1.25%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

2015 was a weak year for many asset classes. Market turbulence returned after two years of below-average volatility, reflecting the slowdown in the global economy and the Federal Reserve’s move toward policy tightening. China and many other emerging markets faced recessionary pressures. China’s faltering growth and industrial overcapacity weighed heavily on global trade, including Europe’s and Japan’s manufacturing sectors, as export values plunged and manufacturing inventories built up around the world. However, most of the developed world continued in mid-cycle expansion, led by steady outlooks for the U.S. and Europe. Despite an equity bounce in the fourth quarter, many asset categories finished 2015 in negative territory. Mainstream asset classes such as large-cap stocks and high-quality bonds eked out positive returns and outpaced most risky categories for the second year in a row. Global weakness, the stronger dollar, and low oil prices weighed on export-oriented U.S. sectors, such as Industrials and Materials, but these areas constitute a relatively small portion of the overall economy. The much larger U.S. Consumer Discretionary sector continued to experience a positive dynamic, including the continued tightening of labor markets and an increasingly positive real-income outlook. Commodities and emerging markets equities suffered hefty losses amid flagging global growth. Developed markets outperformed emerging markets equities in 2015, continuing a multi-year trend. The U.S. dollar rose against almost all other currencies, with particularly large currency declines among emerging markets commodity producers.

Following several years of solid gains, U.S. equities posted mixed performance in 2015, with a relatively narrow group of large-cap growth stocks driving returns. Performance for small- and mid-cap categories was negative, but real estate investment trusts (“REITs”) outpaced the domestic equities for the second year in a row, despite a rise in interest rates during the course of the year. At the U.S. sector level, healthy consumer spending boosted Consumer Discretionary performance, while growth-oriented Health Care and Technology stocks posted solid results for the second year in a row. Disappointing global growth and slumping commodity prices pushed Materials and Industrials into negative territory, with Energy posting the worst performance for the second consecutive year.

Most asset classes outside of the U.S. ended 2015 in negative territory. Global assets linked to commodities and emerging markets suffered the steepest declines, whereas Japan and small-cap equities were the best performers. Some developed markets registered positive returns in local-currency terms, but U.S. dollar strength was a detractor for a large majority of countries and regions.

Fixed-income markets saw modest returns in 2015. In a reversal from 2014, interest rates rose across the yield curve in 2015, suppressing fixed income returns and driving longer-duration bonds into negative territory. However, yields generally remained well below historical averages. Corporate bond yield spreads widened, with losses most pronounced in high-yield markets. But, outside of high yield, credit spreads generally remained at or near historical averages for most categories. Benefiting from favorable supply-demand dynamics, municipal bonds were the strongest performing bond category.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the first half of 2015, the Portfolio was overweight risk assets relative to its benchmark. Though the global expansion remained sluggish, better conditions in several major developed economies underpinned a modestly improving outlook and provided support for a healthy equity overweight, particularly in attractively valued foreign developed equities. The Portfolio maintained a significant investment grade debt underweight, reflecting a challenging fixed income environment with rising rates and wider spreads. In addition, volatility forecasts were low relative to the Portfolio’s volatility cap.

Intensifying investor uncertainty over a hard landing in China, the People’s Bank of China surprise renminbi devaluation and potential Federal Reserve actions were catalysts for a global sell-off that punctuated the summer. With rising volatility forecasts, the Portfolio reduced its developed equity overweight to an underweight. The bond underweight was reduced but not eliminated. In addition, opportunistic asset class exposure (a mix of primarily REITs, high yield debt, and emerging markets equity) was reduced, largely through the near elimination of the Portfolio’s emerging markets equity position. Much of the proceeds from the reduction of the Portfolio’s equity exposure were allocated to a temporary overweight in cash. As the fourth quarter commenced, volatility forecasts were declining while the Portfolio maintained a constructive outlook. With this backdrop, the Portfolio increased risk asset exposure by significantly adding to its U.S. and foreign developed equity allocations while avoiding emerging markets. The Portfolio also built a meaningful U.S. Treasury inflation protected securities (TIPs) position reflecting attractive valuations. Sources for these re-allocations were investment grade bonds and cash.

For the period, the Portfolio’s security selection positively contributed to performance. Some challenges in U.S. equity and investment-grade debt security selection were more than offset by strong contributions from foreign developed equity holdings. On the other hand, the Portfolio’s asset allocation detracted from performance. In particular, the overweight in U.S. and foreign developed equity and underweight in investment grade debt had negative impacts. The interest rate overlay contributed to performance during the period.

The Portfolio used certain derivative instruments during the period, specifically futures contracts, to help provide liquidity, additional

MIST-1

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by FIAM, LLC (formerly known as Pyramis Global Advisors, LLC)

Portfolio Manager Commentary*—(Continued)

diversification and balance the sources of risk. At period end, the Portfolio held S&P 500 Index futures (U.S. equities), MSCI EAFE Index futures (foreign equities), and U.S. Treasury futures (U.S. government bonds).

As of December 31, 2015, the Portfolio favored equities versus bonds. Within the equity allocation, relative to the benchmark, the Portfolio was overweight developed markets equity. There was a modest emerging markets exposure through equity and debt. The Portfolio’s largest active position was an underweight investment-grade debt allocation. Investment grade credit and a modest high yield debt position accounted for most of the fixed-income holdings. The Portfolio ended the year with a small cash position.

Xuehai En

Portfolio Manager

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis Managed Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
Pyramis Managed Risk Portfolio
Class B	-1.25	5.81
Dow Jones Moderate Index	-1.21	5.29

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/19/2013. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Fidelity Total Bond Fund	22.3
Fidelity Overseas Fund	9.2
Fidelity Contrafund	6.1
Fidelity Blue Chip Growth Fund	5.5
Fidelity Value Discovery Fund	4.2
Fidelity Corporate Bond Fund	3.8
Fidelity Stock Selector Large Cap Value Fund	2.6
iShares 20+ Year Treasury Bond ETF	2.5
Fidelity International Small Cap Opportunities Fund	2.0
iShares U.S. Financial Services ETF	1.9

Top Sectors

% of Net Assets
Mutual Funds	84.7
Cash & Cash Equivalents	14.4

MIST-3

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Managed Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B(a)(b)	Actual	0.63%	$1,000.00	$964.30	$3.12
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—84.7% of Net Assets

Security Description	Shares	Value

Investment Company Securities—84.7%
Energy Select Sector SPDR Fund	72,228	$4,373,405
Fidelity Blue Chip Growth Fund (a)	552,106	38,078,729
Fidelity Blue Chip Value Fund (a)	809,491	12,700,917
Fidelity Conservative Income Bond Fund (a)	98,717	989,140
Fidelity Contrafund (a)	421,898	41,746,820
Fidelity Corporate Bond Fund (a)	2,409,385	26,358,668
Fidelity Diversified International Fund (a)	372,845	13,071,957
Fidelity Emerging Asia Fund (a)	17,588	527,827
Fidelity Europe Fund (a)	50,165	1,814,461
Fidelity International Discovery Fund (a)	46,021	1,813,687
Fidelity International Small Cap Opportunities Fund (a)	936,920	13,978,846
Fidelity Japan Smaller Companies Fund (a)	276,131	3,821,651
Fidelity Low-Priced Stock Fund (a)	93,599	4,469,357
Fidelity Mega Cap Stock Fund (a)	146,722	2,291,802
Fidelity Mid Cap Value Fund (a)	378,561	8,457,063
Fidelity Overseas Fund (a)	1,548,873	63,286,950
Fidelity Real Estate Income Fund (a)	90,237	1,014,260
Fidelity Real Estate Investment Portfolio (a)	64,025	2,598,126
Fidelity Small Cap Stock Fund (a)	508,478	8,832,258
Fidelity Stock Selector Large Cap Value Fund (a)	1,115,919	18,167,155
Fidelity Total Bond Fund (a)	14,947,561	153,361,979
Fidelity Value Discovery Fund (a)	1,262,859	29,172,041
iShares 20+ Year Treasury Bond ETF	140,300	16,922,986
iShares J.P. Morgan USD Emerging Markets Bond ETF	30,051	3,178,795
iShares MSCI EAFE ETF	42,596	2,502,515
iShares TIPS Bond ETF	96,163	10,547,158
iShares U.S. Financial Services ETF	146,401	13,173,162
iShares U.S. Technology ETF	84,703	9,065,762
Spartan Inflation Protected Bond Index Fund (a)	683,979	6,415,724
SPDR Barclays High Yield Bond ETF	253,136	8,583,842
Vanguard Consumer Discretionary ETF	30,395	3,724,907
Vanguard Consumer Staples ETF	71,714	9,256,126
Vanguard FTSE Developed Markets ETF	311,543	11,439,859
Vanguard Health Care ETF	75,108	9,980,351
Vanguard Industrials ETF	107,617	10,860,708

Investment Company Securities—(Continued)
Vanguard Materials ETF	6,712	632,203
Vanguard Telecommunication Services ETF	65,315	5,480,582
Vanguard Value ETF	49,741	4,054,886
WisdomTree Europe Hedged Equity Fund	81,137	4,365,982
WisdomTree Japan Hedged Equity Fund	30,564	1,530,645

Total Mutual Funds (Cost $602,943,233)		582,643,292

Short-Term Investment—14.4%

Repurchase Agreement—14.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $99,310,223 on 01/04/16, collateralized by $101,045,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $101,297,613.	99,309,892	99,309,892

Total Short-Term Investments (Cost $99,309,892)		99,309,892

Total Investments—99.1% (Cost $702,253,125) (b)		681,953,184
Other assets and liabilities (net)—0.9%		6,478,480

Net Assets—100.0%		$688,431,664

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $703,711,332. The aggregate unrealized appreciation and depreciation of investments were $740,712 and $(22,498,860), respectively, resulting in net unrealized depreciation of $(21,758,148) for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
MSCI EAFE Mini Index Futures	03/18/16	279	USD	23,234,727	$455,162
S&P 500 E-Mini Index Futures	03/18/16	621	USD	62,134,518	1,064,652
U.S. Treasury Note 10 Year Futures	03/21/16	1,283	USD	161,849,594	(311,875)
U.S. Treasury Ultra Long Bond Futures	03/21/16	298	USD	46,931,776	357,099

Net Unrealized Appreciation					$1,565,038

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$582,643,292	$—	$—	$582,643,292
Total Short-Term Investment*	—	99,309,892	—	99,309,892
Total Investments	$582,643,292	$99,309,892	$—	$681,953,184

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,876,913	$—	$—	$1,876,913
Futures Contracts (Unrealized Depreciation)	(311,875)	—	—	(311,875)
Total Futures Contracts	$1,565,038	$—	$—	$1,565,038

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$129,673,874
Affiliated investments at value (b)	452,969,418
Repurchase Agreement	99,309,892
Cash collateral for futures contracts	6,805,650
Receivable for:
Fund shares sold	904,348
Dividends and interest	47,972
Dividends on affiliated investments	678,597
Variation margin on futures contracts	678,891
Prepaid expenses	1,093

Total Assets	691,069,735
Liabilities
Payables for:
Investments purchased	628,012
Affiliated investments purchased	629,000
Fund shares redeemed	14,724
Variation margin on futures contracts	910,035
Accrued Expenses:
Management fees	194,896
Distribution and service fees	145,247
Deferred trustees’ fees	45,270
Other expenses	70,887

Total Liabilities	2,638,071

Net Assets	$688,431,664

Net Assets Consist of:
Paid in surplus	$702,692,701
Undistributed net investment income	5,637,897
Accumulated net realized loss	(1,164,031)
Unrealized depreciation on investments, affiliated investments and futures contracts	(18,734,903)

Net Assets	$688,431,664

Net Assets
Class B	$688,431,664
Capital Shares Outstanding*
Class B	63,661,490
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $135,644,779.
(b)	Identified cost of affiliated investments was $467,298,454.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$2,888,368
Dividends from affiliated investments	5,758,297
Interest	1,302

Total investment income	8,647,967
Expenses
Management fees	2,214,442
Administration fees	12,455
Custodian and accounting fees	44,052
Distribution and service fees—Class B	1,230,246
Audit and tax services	30,943
Legal	26,133
Trustees’ fees and expenses	35,173
Shareholder reporting	32,080
Insurance	2,096
Miscellaneous	9,512

Total expenses	3,637,132
Less management fee waiver	(543,002)

Net expenses	3,094,130

Net Investment Income	5,553,837

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	453,217
Affiliated investments	(5,444,150)
Futures contracts	39,530
Capital gain distributions from Affiliated Underlying Portfolios	6,020,961

Net realized gain	1,069,558

Net change in unrealized depreciation on:
Investments	(6,479,383)
Affiliated investments	(16,059,073)
Futures contracts	(217,462)

Net change in unrealized depreciation	(22,755,918)

Net realized and unrealized loss	(21,686,360)

Net Decrease in Net Assets From Operations	$(16,132,523)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,553,837	$2,233,737
Net realized gain	1,069,558	15,731,096
Net change in unrealized appreciation (depreciation)	(22,755,918)	617,497

Increase (Decrease) in net assets from operations	(16,132,523)	18,582,330

From Distributions to Shareholders
Net investment income
Class B	(3,299,846)	0
Net realized capital gains
Class B	(16,611,724)	(736,608)

Total distributions	(19,911,570)	(736,608)

Increase in net assets from capital share transactions	416,046,441	146,809,143

Total increase in net assets	380,002,348	164,654,865

Net Assets
Beginning of period	308,429,316	143,774,451

End of period	$688,431,664	$308,429,316

Undistributed net investment income
End of period	$5,637,897	$3,209,689

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	37,479,696	$424,089,091	14,480,063	$159,388,219
Reinvestments	1,757,420	19,911,570	68,971	736,608
Redemptions	(2,487,815)	(27,954,220)	(1,208,150)	(13,315,684)

Net increase	36,749,301	$416,046,441	13,340,884	$146,809,143

Increase derived from capital shares transactions		$416,046,441		$146,809,143

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Financial Highlights

Selected per share data

	Class B
	Year Ended December 31,
	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$11.46	$10.59	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	(0.25)	0.80	0.76

Total from investment operations	(0.12)	0.91	0.86

Less Distributions
Distributions from net investment income	(0.09)	0.00	(0.08)
Distributions from net realized capital gains	(0.44)	(0.04)	(0.19)

Total distributions	(0.53)	(0.04)	(0.27)

Net Asset Value, End of Period	$10.81	$11.46	$10.59

Total Return (%) (c)	(1.25)	8.64	8.59	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.74	0.82	1.15	(f)
Net ratio of expenses to average net assets (%) (e) (g)	0.63	0.70	0.80	(f)
Ratio of net investment income to average net assets (%) (h)	1.13	0.99	1.39	(f)
Portfolio turnover rate (%)	93	62	88	(d)
Net assets, end of period (in millions)	$688.4	$308.4	$143.8

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios and Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Managed Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 80% of its assets in shares of affiliated mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) offered by Fidelity Investments and other sponsors and approximately 20% of its assets in derivative instruments such as stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at reported net asset value per share on the valuation date. Investments in the Underlying ETFs are valued at the closing market quotation for their shares. These types of investments are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios and Underlying ETFs, please refer to the prospectuses for such Underlying Portfolios and Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model

MIST-10

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders—The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignations and distributions from Underlying Portfolios and ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes—It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements—The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $99,309,892, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

3. Investments in Derivative Instruments

Futures Contracts—The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MIST-11

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives haled by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$357,099	Unrealized depreciation on futures contracts (a)	$311,875
Equity	Unrealized appreciation on futures contracts (a)	1,519,814

Total		$1,876,913		$311,875

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$1,291,583	$(1,252,053)	$39,530

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$(1,367,044)	$1,149,582	$(217,462)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$113,021,538

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-12

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$722,870,113	$0	$385,064,572

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement (“Management Agreement”) with MetLife Advisers with respect to the Portfolio. For providing

MIST-13

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.450% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $2,214,442.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (formerly, Pyramis Global Advisors, LLC) (the “Subadvisor”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, through April 30, 2016, to waive its management fee in the same amount as any fees MetLife or its affiliates receive from the Subadvisor and its affiliates for recordkeeping and other administrative services. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - Metlife Advisers has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2016. Pursuant to that Expense Limitation Agreement, Metlife Advisers has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement
Class B
0.80%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, Metlife Advisers shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by Metlife Advisers more than five years after the end of the fiscal year in which such expense was incurred. For the year ended December 31, 2015, there were no expenses deferred by Metlife Advisers.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

7. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2015 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Fidelity Blue Chip Growth Fund	223,782	486,686	(158,362)	552,106
Fidelity Blue Chip Value Fund	—	911,044	(101,553)	809,491
Fidelity Conservative Income Bond Fund	—	2,297,365	(2,198,648)	98,717
Fidelity Contrafund	—	472,064	(50,166)	421,898
Fidelity Corporate Bond Fund	1,188,075	2,876,843	(1,655,533)	2,409,385
Fidelity Disciplined Equity Fund	35,535	37,389	(72,924)	—
Fidelity Diversified International Fund	450,000	1,042,338	(1,119,493)	372,845
Fidelity Emerging Asia Fund	46,189	205,712	(234,313)	17,588
Fidelity Emerging Markets Fund	225,425	—	(225,425)	—
Fidelity Europe Fund	56,075	50,165	(56,075)	50,165
Fidelity Growth & Income	42,325	—	(42,325)	—
Fidelity Growth Discovery Fund	205,539	—	(205,539)	—
Fidelity Independence Fund	52,087	62,309	(114,396)	—
Fidelity International Discovery Fund	80,767	473	(35,219)	46,021
Fidelity International Small Cap Opportunities Fund	—	936,920	—	936,920
Fidelity Japan Smaller Companies Fund	—	276,131	—	276,131
Fidelity Large Cap Stock Fund	511,639	493,571	(1,005,210)	—
Fidelity Low-Priced Stock Fund	—	232,647	(139,048)	93,599
Fidelity Mega Cap Stock Fund	407,887	10,786	(271,951)	146,722
Fidelity Mid Cap Value Fund	764,719	643,680	(1,029,838)	378,561
Fidelity Nordic Fund	49,058	—	(49,058)	—
Fidelity OTC	56,360	81,412	(137,772)	—
Fidelity Overseas Fund	91,460	1,457,413	—	1,548,873
Fidelity Real Estate Income Fund	85,424	4,813	—	90,237
Fidelity Real Estate Investment Portfolio	55,559	84,314	(75,848)	64,025
Fidelity Small Cap Stock Fund	—	508,478	—	508,478
Fidelity Stock Selector Large Cap Value Fund	787,238	1,068,590	(739,909)	1,115,919
Fidelity Total Bond Fund	5,476,404	9,806,982	(335,825)	14,947,561
Fidelity Value Discovery Fund	152,716	1,285,917	(175,774)	1,262,859
Spartan Inflation Protected Bond Index Fund	—	683,979	—	683,979

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
Fidelity Blue Chip Growth Fund	$1,114,324	$1,784,323	$12,693	$38,078,729
Fidelity Blue Chip Value Fund	(1,943)	6,431	205,903	12,700,917
Fidelity Conservative Income Bond Fund	—	99	20,084	989,140
Fidelity Contrafund	105,465	1,609,381	124,817	41,746,820
Fidelity Corporate Bond Fund	(245,975)	—	411,855	26,358,668
Fidelity Disciplined Equity Fund	87,122	—	—	—
Fidelity Diversified International Fund	(1,894,295)	63,057	119,923	13,071,957
Fidelity Emerging Asia Fund	(1,288,491)	—	2,312	527,827
Fidelity Emerging Markets Fund	(1,033,603)	—	—	—
Fidelity Europe Fund	(262,223)	7,605	20,988	1,814,461
Fidelity Growth & Income	92,383	—	—	—
Fidelity Growth Discovery Fund	434,934	—	—	—
Fidelity Independence Fund	(353,539)	11,355	—	—
Fidelity International Discovery Fund	88,194	228	18,629	1,813,687
Fidelity International Small Cap Opportunities Fund	—	61,806	66,220	13,978,846
Fidelity Japan Smaller Companies Fund	—	29,128	24,773	3,821,651
Fidelity Large Cap Stock Fund	(1,275,577)	324,351	82,636	—
Fidelity Low-Priced Stock Fund	(194,703)	311,334	130,801	4,469,357
Fidelity Mega Cap Stock Fund	66,413	112,480	61,356	2,291,802
Fidelity Mid Cap Value Fund	(1,243,171)	399,474	147,871	8,457,063

MIST-15

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
Fidelity Nordic Fund	$(135,057)	$—	$—	$—
Fidelity OTC	(25,217)	—	110,505	—
Fidelity Overseas Fund	—	9,007	642,506	63,286,950
Fidelity Real Estate Income Fund	—	12,349	41,916	1,014,260
Fidelity Real Estate Investment Portfolio	(72,014)	25,128	30,758	2,598,126
Fidelity Small Cap Stock Fund	—	500,481	30,366	8,832,258
Fidelity Stock Selector Large Cap Value Fund	374,061	—	225,846	18,167,155
Fidelity Total Bond Fund	(29,114)	665,353	2,993,292	153,361,979
Fidelity Value Discovery Fund	247,876	79,394	232,247	29,172,041
Spartan Inflation Protected Bond Index Fund	—	8,197	—	6,415,724

	$(5,444,150)	$6,020,961	$5,758,297	$452,969,418

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$9,562,054	$298,151	$10,349,516	$438,457	$19,911,570	$736,608

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$5,683,166	$1,859,214	$(21,758,148)	$—	$(14,215,768)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Managed Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis Managed Risk Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 19, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and the transfer agent; when replies were not received from brokers or the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis Managed Risk Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 19, 2013 (commencement of operations) to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-17

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-20

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-21

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Pyramis Managed Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and FIAM, LLC (formerly, Pyramis Global Advisors, LLC) regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Blended Index for the one-year and since-inception (beginning April 19, 2013) periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2015 and underperformed its blended benchmark for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class B shares of the Schroders Global Multi-Asset Portfolio returned -0.88%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

Central banks spent 2015 in the spotlight once again. In the U.S., the focus was on when the Federal Reserve (the “Fed”) would raise interest rates whereas other major central banks were embarking on ever-looser monetary policy. Among these was the European Central Bank (the “ECB”) which launched a much-anticipated quantitative easing (“QE”) program in March 2015, in response to weak economic growth and below-target inflation. The program initially envisaged asset purchases totaling €60 billion per month until September 2016, and was later extended to March 2017. The People’s Bank of China was among the other central banks to ease monetary policy during the year in response to disappointing growth rates.

By contrast, there was much debate during the year over the timing of the first interest rate rise from the Fed in nearly a decade. Improving employment data over the spring and summer meant September was seen as the most likely month for rate ‘lift off.’ However, a period of pronounced market volatility in August stayed the Fed’s hand. Fears over global growth, and particularly slowing growth in China, were thought to be behind the volatility. Meanwhile, some in the market interpreted the Fed’s decision to hold rates steady as a sign that the U.S. economy was not as strong as expected, thus adding to the volatile sentiment. The Fed eventually announced a 0.25% rate rise in December, taking the target range for Fed Funds to 0.25-0.50%.

The diverging monetary policy paths taken by the Fed and ECB saw the U.S. dollar strengthen against the euro over the year. The ECB’s QE announcement saw the Swiss National Bank abandon the franc’s peg to the euro, causing a sharp appreciation in the Swiss currency. Weakness in the Japanese yen was another feature of the period as the Bank of Japan kept monetary policy loose. China’s currency was in sharp focus over the summer after the authorities allowed the yuan to depreciate. This caused significant stock market volatility amid concern over the possibility of a much larger devaluation and a potential hard landing for the economy.

Global equities were lackluster in 2015 with the MSCI World USD Index returning -0.9%, while emerging markets lagged with a -14.9% return (MSCI Emerging Markets USD Index). Within developed markets, Japanese equities were particularly strong, partly as exporters were able to boost profit margins thanks to the weaker yen. Despite the December disappointment from the ECB, eurozone equities also posted positive returns (in euro terms). In the U.S., overall returns were muted as the Consumer Discretionary sector performed well but energy stocks were weak due to the ongoing oil price softness. In emerging markets, Brazilian equities lagged and currency weakness amplified the negative returns. South Africa also saw weakness with the large current account deficit causing some unease in the face of expectations for tighter global liquidity, and the rand, the South African currency, experienced a sharp decline relative to the U.S. dollar. However, Chinese equities were resilient for the year overall despite significant volatility.

The year was marked by expectations of an interest rate rise from the Fed, while other major central banks continued to keep monetary policy highly accommodative. U.S. Treasuries returned 0.9% for the year but corporate bonds fared less well overall. U.S. high yield bonds had a very difficult year in 2015 as shale oil/gas producers feature heavily in the asset class. Concerns over the solvency of shale producers as oil prices fell lower prompted investors to price in a higher default rate.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments (e.g. Exchange Traded Funds and futures) to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year interest rate swaps.

The largest detractors to Portfolio performance were positions in U.S. Bank stocks and Investment Grade Bonds. The overweight position to U.S. Banks dampened performance. We anticipated the sector to benefit from a Fed rate hike, however, the sector weakened following the Fed’s announcement. Investment Grade Bonds suffered as credit spreads compressed meaning a corporate bond became less attractive versus a less risky U.S. Treasury Bond. This shift put significant downward pressure on the asset class. Additionally, security selection within the Investment Grade Bonds portfolio was a headwind.

The primary drivers of Portfolio performance for the year were overall asset allocation and certain tactical positions in currencies and the U.S. Consumer Discretionary sector. The Government Bond and long U.S. dollar allocation decisions were additive to performance over the period. Further, the Portfolio’s tactical currency positions were additive to performance over the year. We were underweight Asian currencies due to deflationary pressures and weakness in China. Further, idiosyncratic factors and disappointment from the ECB’s announcement in December led to a strengthening of the euro, re-affirming our prior decision to take profit and close the Portfolio’s long U.S. dollar versus short euro position. In addition, the Portfolio’s long Japanese yen versus British sterling position fared well as

MIST-1

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

the yen strengthened against the U.S. dollar. The team put on a tactical trade aiming to key into an anticipated rebound in the U.S. Consumer Discretionary sector. We believed that consumers were effectively receiving a tax cut due to lower oil prices. Further, continued improvement in the U.S. economy such as employment growth, wage growth, and credit expansion were all supportive to the consumer and to the performance of this trade.

During the first quarter of the year, we expected a stronger U.S. dollar to weigh on corporate profitability and the region’s competitiveness and, therefore, decreased the Portfolio’s allocation to U.S. equities. We rotated a portion of the Portfolio’s assets into European equities as we believed the windfall effect of a weaker euro for European corporations and the punitive interest rate investment environment would provide a tailwind. On a tactical basis, we increased Canadian equities as structural problems that formerly plagued the region seem to have subsided and the country was likely to benefit from a weaker currency. Within the fixed income allocation, we continued to prefer the long end of the curve versus shorter maturities due to the sensitivity of the shorter maturity bonds to interest rate changes. The team held the belief that negative yields in Europe could trigger flows into other developed government bond markets that offered positive yields. Furthermore, following the interest rate cut in February by the Royal Bank of Australia, long term Australian bonds experienced a sharp decrease in yields which lent support to the Australian bond allocation.

As we moved into the second quarter, we continued to prefer equities though rotated to regions and sectors we expected to benefit from lower oil prices (such as the energy-consuming Asian markets) and currencies (such as the Eurozone). In terms of sectors, we held overweight positions to the Consumer Discretionary sector which benefits from lower energy costs, and to the Bank sector, which we believed would benefit from increasing loan demand and rising rates. Market risks (such as Greece, China, and U.S. growth) posed challenges as the obvious hedge of government duration would become less attractive as we approached the much anticipated Fed rate hike. Having already reduced credit duration in the Portfolio, we continued to look to overseas government markets to take duration. We also retained a variety of currency positions for hedging and “alpha” purposes.

In the summer, emerging market currency weakness and actions by Chinese monetary authorities supported the notion that global growth was underwhelming. Chinese efforts to support their stock market and depreciate their currency pointed to ongoing weakness in the global trade cycle. We had low exposures to emerging market equities and remained cognizant about the risks emerging markets face from China. We decided to increase the Portfolio’s exposure to U.S. Small Cap Equities for two reasons: one, they allow exposure to domestic demand within the U.S. and two, they have historically been correlated to what we expected to be tighter credit spreads. We switched a portion of the Portfolio’s Japanese holdings into the Japanese Corporate Reform Thematic Equity Basket, which seeks to take advantage of the effects of the reforms to corporate governance introduced by Japanese authorities. These are likely to encourage corporations to boost return on equity and shareholder returns. With interest rates pinned at 0%, the search for yield led to stretched valuations, a fact we aimed to mitigate through diversified exposure. Given the deflationary bias to our risk scenarios, we believed that some exposure to government bonds was warranted. The heightened volatility in August triggered the Volatility Management Strategy which was active through October 30th. In implementing the Volatility Management Strategy, we hedged a portion of the Portfolio’s equity exposure with a basket of equity futures that were weighted in such proportions so as to minimize the basis risk between the basket and the underlying Portfolio.

In the final quarter of the period, we were hyper focused on the diverting policies of prominent central banks. Those economies which engaged in aggressive quantitative easing typically did so with a view to weakening their home currency, thereby gaining a competitive advantage in a world of subdued growth. This led us to favor Japanese and European equities on a currency hedged basis as the Japanese yen and the euro depreciated sharply. When looking for value, commodities, resource and energy stocks, emerging equities, and emerging currencies had been the clear laggards and jump out as potential opportunities. However, we refrained from adding exposure to these asset classes in the absence of an improvement in global trade. Instead, we focused on less cyclically-exposed “patient” value through our Schroders Quantitative Value Equity portfolio and exposure to U.S. financial stocks.

The Portfolio primarily used derivative instruments to adjust equity, currency, and interest-rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

MIST-2

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

As of December 31, 2015, the Portfolio’s allocation to Developed Equities was 59.8% and the allocation to Investment Grade bonds was 33.8%. We held approximately 0.42% in Opportunistic asset classes, specifically, Emerging Market Equities. The Portfolio’s cash level was 6.0% as of the end of December. The calculated volatility of the Portfolio’s positioning as of year end was less than 10% per year.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	-0.88	6.70
Dow Jones Moderate Index	-1.21	6.15

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Equity Sectors

% of Net Assets
Financials	12.8
Information Technology	4.6
Health Care	4.5
Industrials	3.9
Consumer Discretionary	3.8

Top Fixed Income Sectors

% of Net Assets
Cash & Cash Equivalents	34.3
Corporate Bonds & Notes	24.2
U.S. Treasury & Government Agencies	0.6

MIST-4

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class B	Actual	0.96%	$1,000.00	$980.00	$4.79
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-5

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—30.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
Airbus Group SE	1,181	$79,296
Boeing Co. (The)	7,500	1,084,425
General Dynamics Corp.	4,100	563,176
Honeywell International, Inc.	8,500	880,345
Huntington Ingalls Industries, Inc.	2,000	253,700
Lockheed Martin Corp.	3,800	825,170
Northrop Grumman Corp.	1,400	264,334
Raytheon Co.	5,200	647,556
Thales S.A.	1,016	76,131
United Technologies Corp.	9,400	903,058

		5,577,191

Air Freight & Logistics—0.2%
C.H. Robinson Worldwide, Inc.	10,600	657,412
Cia de Distribucion Integral Logista Holdings S.A.	7,906	166,595
Expeditors International of Washington, Inc.	11,500	518,650
Oesterreichische Post AG	5,342	194,764
Royal Mail plc	36,781	239,341
United Parcel Service, Inc. - Class B	7,100	683,233

		2,459,995

Airlines—0.1%
Copa Holdings S.A. - Class A (a)	2,400	115,824
Dart Group plc	13,800	119,379
Delta Air Lines, Inc.	8,669	439,432
Japan Airlines Co., Ltd.	7,700	275,748
JetBlue Airways Corp. (b)	6,700	151,755
Southwest Airlines Co.	3,800	163,628

		1,265,766

Auto Components—0.4%
Autoliv, Inc. (a)	1,200	149,724
Bridgestone Corp.	28,300	969,045
Calsonic Kansei Corp.	10,000	88,208
Cie Generale des Etablissements Michelin	3,433	325,956
Continental AG	2,094	508,246
Cooper Tire & Rubber Co.	2,700	102,195
Delphi Automotive plc	400	34,292
Gentex Corp.	5,600	89,656
Hella KGaA Hueck & Co.	2,199	91,139
HI-LEX Corp.	1,900	54,736
Keihin Corp.	3,700	64,797
Koito Manufacturing Co., Ltd.	10,900	445,856
Lear Corp.	1,700	208,811
Magna International, Inc.	7,000	283,905
NHK Spring Co., Ltd.	10,500	105,174
Nippon Seiki Co., Ltd.	3,000	68,738
Nissin Kogyo Co., Ltd.	5,400	78,310
NOK Corp.	14,500	338,911
Nokian Renkaat Oyj	3,852	136,824
Plastic Omnium S.A.	5,341	169,206
Showa Corp.	3,800	35,271
Topre Corp.	1,900	43,590
TPR Co., Ltd.	2,000	56,243

Auto Components—(Continued)
TS Tech Co., Ltd.	2,800	72,396
Unipres Corp.	1,700	38,364

		4,559,593

Automobiles—0.4%
Daihatsu Motor Co., Ltd. (a)	5,000	67,352
Daimler AG	501	41,819
Ford Motor Co.	5,000	70,450
Fuji Heavy Industries, Ltd.	25,900	1,064,706
General Motors Co.	5,354	182,090
Isuzu Motors, Ltd.	21,300	229,217
Kia Motors Corp.	1,035	46,105
Mazda Motor Corp.	9,400	193,375
Mitsubishi Motors Corp.	82,600	698,352
Nissan Shatai Co., Ltd.	3,300	35,456
Peugeot S.A. (b)	8,524	149,458
Suzuki Motor Corp.	6,900	209,473
Thor Industries, Inc.	1,800	101,070
Toyota Motor Corp.	27,600	1,694,089

		4,783,012

Banks—2.8%
Aichi Bank, Ltd. (The)	600	31,822
Aozora Bank, Ltd.	49,000	170,873
Australia & New Zealand Banking Group, Ltd. (a)	11,132	224,655
Awa Bank, Ltd. (The)	25,000	145,336
Banco Popular Espanol S.A.	28,509	93,879
Banco Santander S.A.	64,332	315,840
Bank Hapoalim B.M.	49,604	256,188
Bank Leumi Le-Israel B.M. (b)	45,678	158,445
Bank of America Corp.	117,200	1,972,476
Bank of East Asia, Ltd. (The)	26,400	97,740
Bank of Kyoto, Ltd. (The)	12,000	111,161
Bank of Montreal	5,942	335,298
Bank of Nova Scotia (The)	5,814	235,174
Bank of Yokohama, Ltd. (The)	75,000	459,068
Barclays plc	202,543	655,567
BB&T Corp.	21,400	809,134
BNP Paribas S.A.	11,949	676,361
BOC Hong Kong Holdings, Ltd.	98,500	298,246
C&F Financial Corp. (a)	181	7,059
Canadian Imperial Bank of Commerce (a)	3,490	230,002
Chugoku Bank, Ltd. (The)	4,600	61,315
Citigroup, Inc.	34,900	1,806,075
Comerica, Inc.	11,800	493,594
Commerzbank AG (b)	18,612	192,700
Commonwealth Bank of Australia (a)	2,195	135,609
Credit Agricole S.A.	13,756	162,055
Dah Sing Banking Group, Ltd.	20,000	35,147
Dah Sing Financial Holdings, Ltd.	11,200	55,598
Fifth Third Bancorp	44,524	894,932
First Financial Corp.	1,000	33,970
Hachijuni Bank, Ltd. (The)	21,000	128,872
Hang Seng Bank, Ltd.	15,300	291,146
HSBC Holdings plc	191,626	1,512,204

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
HSBC Holdings plc (Hong Kong Listed Shares)	33,200	$262,868
Hyakugo Bank, Ltd. (The)	15,000	72,776
International Bancshares Corp.	5,800	149,060
Israel Discount Bank, Ltd. - Class A (b)	28,934	52,442
Iyo Bank, Ltd. (The)	14,400	139,788
Japan Post Bank Co., Ltd. (b)	13,100	190,732
JPMorgan Chase & Co.	40,600	2,680,818
Kasikornbank PCL (NVDR)	30,600	127,776
KB Financial Group, Inc.	4,550	127,837
KeyCorp	67,874	895,258
Mitsubishi UFJ Financial Group, Inc.	246,100	1,523,087
Mizuho Financial Group, Inc.	37,200	74,260
Nordea Bank AB	16,959	185,051
PNC Financial Services Group, Inc. (The)	13,431	1,280,109
Regions Financial Corp.	22,269	213,782
Resona Holdings, Inc.	54,900	266,477
Royal Bank of Scotland Group plc (b)	114,713	507,511
San-In Godo Bank, Ltd. (The)	10,000	81,108
Seven Bank, Ltd.	89,000	389,573
Shiga Bank, Ltd. (The) (a)	6,000	30,018
Shinsei Bank, Ltd.	336,000	618,090
Shizuoka Bank, Ltd. (The)	32,000	310,175
Societe Generale S.A.	10,542	486,276
Sumitomo Mitsui Financial Group, Inc.	28,800	1,086,402
Suruga Bank, Ltd.	12,000	247,257
TOMONY Holdings, Inc.	7,300	27,716
U.S. Bancorp	18,400	785,128
UniCredit S.p.A.	54,083	297,887
Unione di Banche Italiane SCPA	21,348	141,783
United Overseas Bank, Ltd.	48,900	673,191
Wells Fargo & Co.	55,069	2,993,551
Westpac Banking Corp.	10,182	246,806
Yamanashi Chuo Bank, Ltd. (The)	7,000	35,660

		30,287,794

Beverages—0.7%
Anheuser-Busch InBev S.A.	11,199	1,383,357
Asahi Group Holdings, Ltd.	19,900	622,115
Coca-Cola Co. (The)	40,700	1,748,472
Coca-Cola Enterprises, Inc.	4,048	199,323
Diageo plc	41,201	1,123,571
PepsiCo, Inc.	20,741	2,072,441

		7,149,279

Biotechnology—0.6%
AbbVie, Inc.	1,658	98,220
Abcam plc	25,215	247,056
Actelion, Ltd. (b)	904	124,389
Amgen, Inc.	10,760	1,746,671
Biogen, Inc. (b)	1,700	520,795
Celgene Corp. (b)	6,100	730,536
CSL, Ltd.	8,221	626,794
Gilead Sciences, Inc.	19,499	1,973,104
Grifols S.A.	1,882	86,639
Medivir AB - B Shares (b)	1,800	13,924

Biotechnology—(Continued)
Regeneron Pharmaceuticals, Inc. (b)	400	217,148
United Therapeutics Corp. (a) (b)	2,200	344,542

		6,729,818

Building Products—0.0%
Aica Kogyo Co., Ltd.	3,200	62,737
Kingspan Group plc	3,410	89,765
Masco Corp.	7,544	213,495
Sekisui Jushi Corp.	3,000	41,323

		407,320

Capital Markets—0.8%
Aberdeen Asset Management plc (a)	19,408	82,681
Ameriprise Financial, Inc.	2,031	216,139
Ashmore Group plc (a)	48,203	182,017
Azimut Holding S.p.A.	5,907	145,827
CI Financial Corp.	12,800	283,067
Daiwa Securities Group, Inc.	78,000	476,894
Deutsche Bank AG	28,903	709,399
Eaton Vance Corp.	9,847	319,338
Franklin Resources, Inc.	19,749	727,158
Goldman Sachs Group, Inc. (The)	6,790	1,223,762
Invesco, Ltd.	7,026	235,231
Investec plc	11,403	80,472
Macquarie Group, Ltd.	8,790	525,259
Mediobanca S.p.A.	22,839	218,977
Morgan Stanley	17,000	540,770
Nomura Holdings, Inc.	21,300	118,379
Perpetual, Ltd.	3,842	129,555
SBI Holdings, Inc.	48,600	524,618
SEI Investments Co.	2,700	141,480
T. Rowe Price Group, Inc.	10,623	759,438
TD Ameritrade Holding Corp.	5,200	180,492
Tetragon Financial Group, Ltd.	2,330	23,043
UBS Group AG	48,970	942,374
Waddell & Reed Financial, Inc. - Class A	6,000	171,960

		8,958,330

Chemicals—1.0%
ADEKA Corp.	3,900	55,582
Air Liquide S.A.	1,173	131,744
Asahi Kasei Corp.	136,000	920,450
BASF SE	13,049	997,593
CF Industries Holdings, Inc.	3,016	123,083
Croda International plc	3,594	160,192
Daicel Corp.	40,300	599,701
Dow Chemical Co. (The)	12,700	653,796
DuluxGroup, Ltd.	11,127	53,552
E.I. du Pont de Nemours & Co.	1,700	113,220
Eastman Chemical Co.	800	54,008
Fujimori Kogyo Co., Ltd.	1,600	41,584
Hexpol AB	19,677	210,933
Hitachi Chemical Co., Ltd.	12,800	202,820
Innospec, Inc.	1,600	86,896
JSR Corp.	14,000	218,504
K&S AG	7,882	204,931

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Lintec Corp.	2,800	$58,838
LyondellBasell Industries NV - Class A	8,990	781,231
Mitsubishi Chemical Holdings Corp.	91,600	580,761
Mitsubishi Gas Chemical Co., Inc.	47,000	240,135
Monsanto Co.	6,000	591,120
Mosaic Co. (The)	10,524	290,357
Nihon Parkerizing Co., Ltd.	11,900	121,217
Nippon Pillar Packing Co., Ltd.	1,000	8,614
Nippon Shokubai Co., Ltd.	1,700	118,135
Nippon Synthetic Chemical Industry Co., Ltd. (The)	4,000	28,632
Nissan Chemical Industries, Ltd.	4,500	102,175
Nitto Denko Corp.	7,300	532,497
NOF Corp.	16,000	122,847
Orica, Ltd. (a)	8,623	96,458
Petronas Chemicals Group Bhd	68,200	115,414
Potash Corp. of Saskatchewan, Inc.	25,672	439,710
Shikoku Chemicals Corp.	2,000	18,957
Sika AG	93	333,391
Soda Sanayii A/S	71,390	103,529
Sumitomo Chemical Co., Ltd.	90,000	516,530
Syngenta AG	1,047	410,952
Terra Nitrogen Co. L.P.	700	71,106
Tikkurila Oyj	2,696	46,933
Toagosei Co., Ltd.	12,000	102,773
Tosoh Corp.	9,000	46,219
Westlake Chemical Corp.	4,200	228,144
Yara International ASA	9,271	399,306

		11,334,570

Commercial Services & Supplies—0.3%
ADT Corp. (The) (a)	7,800	257,244
Berendsen plc	17,596	278,271
Cabcharge Australia, Ltd.	2,996	6,463
Deluxe Corp. (a)	4,400	239,976
Edenred	5,565	104,850
Ennis, Inc.	3,100	59,675
Healthcare Services Group, Inc. (a)	3,500	122,045
Intrum Justitia AB	7,007	238,372
Mitie Group plc	11,092	50,800
Park24 Co., Ltd.	11,900	288,747
Prosegur Cia de Seguridad S.A.	22,319	103,045
Ritchie Bros Auctioneers, Inc. (a)	8,300	199,987
Secom Co., Ltd.	11,000	744,366
Transcontinental, Inc. - Class A	6,600	82,327
Waste Management, Inc.	5,732	305,917

		3,082,085

Communications Equipment—0.3%
Brocade Communications Systems, Inc.	10,400	95,472
Cisco Systems, Inc.	58,100	1,577,705
QUALCOMM, Inc.	24,500	1,224,633

		2,897,810

Construction & Engineering—0.1%
ACS Actividades de Construccion y Servicios S.A.	5,017	146,164
Ausdrill, Ltd.	4,930	914
Boskalis Westminster	5,869	239,088
COMSYS Holdings Corp.	5,300	74,443
Decmil Group, Ltd.	14,456	10,982
HOCHTIEF AG	1,128	104,610
Jacobs Engineering Group, Inc. (b)	3,801	159,452
Kyowa Exeo Corp.	9,100	93,185
MACA, Ltd.	10,971	5,824
Maeda Road Construction Co., Ltd.	4,000	66,872
Monadelphous Group, Ltd. (a)	5,493	26,054
Nichireki Co., Ltd.	2,000	15,837
Nippo Corp.	3,000	48,732
Quanta Services, Inc. (b)	6,764	136,971
United Integrated Services Co., Ltd.	23,000	29,548
Vinci S.A.	6,776	434,539

		1,593,215

Construction Materials—0.0%
Taiheiyo Cement Corp.	171,000	498,572

Consumer Finance—0.2%
Ally Financial, Inc. (b)	12,300	229,272
American Express Co.	9,435	656,204
Discover Financial Services	15,932	854,274
Navient Corp.	10,695	122,458
World Acceptance Corp. (a) (b)	700	25,970

		1,888,178

Containers & Packaging—0.2%
Avery Dennison Corp.	3,100	194,246
Bemis Co., Inc.	9,500	424,555
CCL Industries, Inc. - Class B	1,300	210,798
International Paper Co.	15,844	597,318
Sonoco Products Co.	4,700	192,089
WestRock Co.	761	34,717

		1,653,723

Distributors—0.0%
Genuine Parts Co.	4,300	369,327

Diversified Consumer Services—0.0%
H&R Block, Inc.	7,000	233,170
Meiko Network Japan Co., Ltd.	1,100	12,747

		245,917

Diversified Financial Services—0.3%
ASX, Ltd.	8,661	265,719
Berkshire Hathaway, Inc. - Class B (b)	4,600	607,384
FactSet Research Systems, Inc.	1,000	162,570
IG Group Holdings plc	12,699	149,520
Industrivarden AB - A Shares	1,443	26,917
Industrivarden AB - C Shares	8,502	145,319

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Investment AB Kinnevik - B Shares	7,341	$225,039
Investor AB - B Shares	12,638	464,980
ORIX Corp.	69,300	972,151
RMB Holdings, Ltd.	22,762	81,525
Sofina S.A.	759	85,185
Voya Financial, Inc.	5,077	187,392

		3,373,701

Diversified Telecommunication Services—0.7%
AT&T, Inc.	47,848	1,646,450
CenturyLink, Inc.	6,570	165,301
Elisa Oyj	9,836	369,914
Nippon Telegraph & Telephone Corp.	19,900	790,066
Proximus	12,963	420,556
Singapore Telecommunications, Ltd.	200,000	525,003
TDC A/S	18,469	91,619
Telekomunikasi Indonesia Persero Tbk PT	1,167,200	262,091
Telenor ASA	29,852	496,625
TeliaSonera AB	47,737	237,385
Telstra Corp., Ltd.	194,223	788,066
Turk Telekomunikasyon A/S	18,115	33,884
Verizon Communications, Inc.	33,816	1,562,976
Verizon Communications, Inc. (London Listed Shares)	10,693	496,635

		7,886,571

Electric Utilities—0.1%
Electricite de France S.A.	7,221	106,079
Enel S.p.A.	36,018	150,655
Entergy Corp.	3,550	242,678
Tohoku Electric Power Co., Inc.	23,800	297,525
Transmissora Alianca de Energia Eletrica S.A.	21,700	91,476

		888,413

Electrical Equipment—0.6%
ABB, Ltd. (b)	8,840	156,910
AMETEK, Inc.	4,100	219,719
Eaton Corp. plc	9,600	499,584
Emerson Electric Co.	23,525	1,125,201
Hubbell, Inc.	3,200	323,328
Legrand S.A.	10,223	576,995
Mitsubishi Electric Corp.	100,000	1,048,452
Nidec Corp.	7,300	528,391
Nitto Kogyo Corp.	2,600	45,273
OSRAM Licht AG	3,923	165,071
Rockwell Automation, Inc.	6,131	629,102
Saft Groupe S.A.	1,457	44,399
Schneider Electric SE	11,541	657,097

		6,019,522

Electronic Equipment, Instruments & Components—0.3%
Amano Corp.	2,400	32,503
Arrow Electronics, Inc. (b)	2,588	140,218
Avnet, Inc.	4,709	201,734
Corning, Inc.	32,401	592,290

Electronic Equipment, Instruments & Components—(Continued)
Dolby Laboratories, Inc. - Class A	2,100	70,665
Flextronics International, Ltd. (b)	14,750	165,348
FLIR Systems, Inc.	7,000	196,490
Flytech Technology Co., Ltd.	15,008	43,181
Halma plc	13,639	172,864
Hitachi, Ltd.	94,000	531,821
Ibiden Co., Ltd. (a)	4,000	57,283
II-VI, Inc. (b)	2,900	53,824
Kanematsu Electronics, Ltd.	800	14,120
Kyocera Corp.	5,700	264,190
Nippon Electric Glass Co., Ltd.	15,000	75,634
Simplo Technology Co., Ltd.	17,000	54,011
Spectris plc	4,132	109,510
Yokogawa Electric Corp.	38,100	458,068

		3,233,754

Energy Equipment & Services—0.2%
John Wood Group plc	19,283	172,916
National Oilwell Varco, Inc. (a)	6,100	204,289
Oceaneering International, Inc.	8,263	310,028
Schlumberger, Ltd.	16,900	1,178,775
Tenaris S.A.	27,263	324,558
TGS Nopec Geophysical Co. ASA (a)	9,037	142,949
Transocean Partners LLC	7,400	65,342

		2,398,857

Food & Staples Retailing—0.5%
Ain Holdings, Inc.	2,300	109,566
Axfood AB	13,016	224,556
Casino Guichard Perrachon S.A. (a)	2,829	129,951
Costco Wholesale Corp.	1,500	242,250
Create SD Holdings Co., Ltd.	600	14,572
CVS Health Corp.	4,400	430,188
J Sainsbury plc	35,971	137,070
Koninklijke Ahold NV	34,086	719,661
Lawson, Inc.	13,000	1,054,259
Sysco Corp.	12,100	496,100
Wal-Mart Stores, Inc.	15,500	950,150
Walgreens Boots Alliance, Inc.	2,100	178,825
WM Morrison Supermarkets plc (a)	35,023	76,006
Woolworths, Ltd.	13,934	246,586

		5,009,740

Food Products—0.6%
Archer-Daniels-Midland Co.	4,783	175,440
Calbee, Inc.	12,900	541,390
Campbell Soup Co. (a)	10,800	567,540
Flowers Foods, Inc.	15,700	337,393
General Mills, Inc.	18,252	1,052,410
Ingredion, Inc.	4,600	440,864
Mondelez International, Inc. - Class A	2,700	121,068
Nestle S.A.	34,590	2,563,937
Origin Enterprises plc	21,284	174,661
Saputo, Inc.	3,300	78,941

		6,053,644

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—0.2%
Ascopiave S.p.A.	14,158	$33,581
Gas Natural SDG S.A.	9,945	202,028
Osaka Gas Co., Ltd.	237,000	854,564
Toho Gas Co., Ltd.	57,000	368,097
Tokyo Gas Co., Ltd.	223,000	1,047,506
UGI Corp.	5,500	185,680

		2,691,456

Health Care Equipment & Supplies—0.6%
C.R. Bard, Inc.	3,400	644,096
Coloplast A/S - Class B	2,585	208,652
Coltene Holding AG	643	38,969
DiaSorin S.p.A.	5,049	264,027
Essilor International S.A.	361	45,001
Hoya Corp.	21,200	864,296
Medtronic plc	5,500	423,060
Meridian Bioscience, Inc. (a)	11,300	231,876
ResMed, Inc. (a)	7,800	418,782
Sartorius Stedim Biotech	135	51,810
Smith & Nephew plc	15,397	272,523
St. Jude Medical, Inc.	13,000	803,010
St. Shine Optical Co., Ltd.	12,000	239,712
Stryker Corp.	8,400	780,696
Sysmex Corp.	8,500	543,627
Varian Medical Systems, Inc. (a) (b)	9,579	773,983

		6,604,120

Health Care Providers & Services—0.6%
Aetna, Inc.	6,889	744,839
AmerisourceBergen Corp.	3,032	314,449
Anthem, Inc.	1,924	268,282
Cardinal Health, Inc.	6,217	554,992
Centene Corp. (b)	3,400	223,754
Chemed Corp. (a)	2,300	344,540
Express Scripts Holding Co. (b)	2,513	219,661
HCA Holdings, Inc. (b)	4,890	330,711
Life Healthcare Group Holdings, Ltd.	71,122	160,574
McKesson Corp.	1,200	236,676
Medical Facilities Corp.	2,700	28,079
MEDNAX, Inc. (b)	8,100	580,446
Miraca Holdings, Inc.	4,200	185,222
Molina Healthcare, Inc. (a) (b)	4,900	294,637
Quest Diagnostics, Inc.	1,900	135,166
UnitedHealth Group, Inc.	13,800	1,623,432
Universal Health Services, Inc. - Class B	1,100	131,439

		6,376,899

Health Care Technology—0.1%
AGFA-Gevaert NV (b)	9,799	55,737
Computer Programs & Systems, Inc. (a)	4,713	234,472
Quality Systems, Inc.	19,200	309,504

		599,713

Hotels, Restaurants & Leisure—0.3%
Brinker International, Inc.	500	23,975
Cracker Barrel Old Country Store, Inc. (a)	1,900	240,977

Hotels, Restaurants & Leisure—(Continued)
Flight Centre Travel Group, Ltd. (a)	3,962	114,176
Kangwon Land, Inc.	5,414	176,237
Las Vegas Sands Corp.	2,843	124,637
McDonald’s Corp.	9,200	1,086,888
Oriental Land Co., Ltd. (a)	8,000	481,653
Restaurant Group plc (The)	10,613	106,804
Starbucks Corp.	4,200	252,126
Starwood Hotels & Resorts Worldwide, Inc.	2,360	163,501
William Hill plc	29,242	170,642
Wyndham Worldwide Corp.	3,012	218,822
Yum! Brands, Inc.	7,500	547,875

		3,708,313

Household Durables—0.4%
Casio Computer Co., Ltd. (a)	25,400	592,919
Fujitsu General, Ltd.	9,000	114,336
Garmin, Ltd. (a)	8,100	301,077
Iida Group Holdings Co., Ltd.	5,700	105,579
Leggett & Platt, Inc.	10,958	460,455
Nikon Corp. (a)	11,100	148,285
PanaHome Corp.	4,000	30,209
Panasonic Corp.	42,900	435,388
Persimmon plc (b)	5,510	164,550
Sekisui Chemical Co., Ltd.	61,600	803,508
Sekisui House, Ltd.	36,600	615,035
Sony Corp.	2,500	61,246
Token Corp.	600	46,173
Tupperware Brands Corp. (a)	2,400	133,560

		4,012,320

Household Products—0.4%
Clorox Co. (The)	4,300	545,369
Energizer Holdings, Inc.	3,700	126,022
Kimberly-Clark Corp.	4,900	623,770
Procter & Gamble Co. (The)	26,600	2,112,306
Reckitt Benckiser Group plc	9,622	885,695
Unicharm Corp.	23,800	485,222

		4,778,384

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	15,476	148,105
NRG Energy, Inc.	10,030	118,053
Tractebel Energia S.A.	9,800	82,357

		348,515

Industrial Conglomerates—0.4%
3M Co.	6,900	1,039,416
CK Hutchison Holdings, Ltd.	10,500	140,661
General Electric Co.	58,800	1,831,620
Hopewell Holdings, Ltd.	26,500	95,003
Roper Technologies, Inc.	2,500	474,475
Siemens AG	10,174	987,093

		4,568,268

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—1.3%
ACE, Ltd.	7,902	$923,349
Aegon NV	28,089	158,548
Aflac, Inc.	13,256	794,034
Ageas	4,342	201,257
AIA Group, Ltd.	22,000	131,066
Allianz SE	1,799	318,703
Allstate Corp. (The)	5,401	335,348
American Equity Investment Life Holding Co.	6,100	146,583
American Financial Group, Inc.	4,500	324,360
American International Group, Inc.	13,900	861,383
American National Insurance Co.	500	51,135
Assured Guaranty, Ltd.	7,800	206,154
Axis Capital Holdings, Ltd.	8,091	454,876
Baloise Holding AG	992	125,797
Beazley plc	6,123	35,245
Chesnara plc	7,256	35,827
CNA Financial Corp.	2,646	93,007
Direct Line Insurance Group plc	86,558	517,037
Everest Re Group, Ltd.	3,362	615,549
FBL Financial Group, Inc. - Class A	1,858	118,243
Grupo Catalana Occidente S.A.	4,899	170,138
Hartford Financial Services Group, Inc. (The)	6,372	276,927
HCI Group, Inc. (a)	1,100	38,335
Horace Mann Educators Corp.	5,500	182,490
Legal & General Group plc	128,803	507,975
Lincoln National Corp.	9,527	478,827
Loews Corp.	9,706	372,710
Mapfre S.A.	38,540	96,126
MBIA, Inc. (b)	5,100	33,048
National Western Life Group, Inc. - Class A	400	100,776
NN Group NV	5,549	195,133
Principal Financial Group, Inc.	15,842	712,573
Prudential plc	30,500	682,831
RenaissanceRe Holdings, Ltd.	2,300	260,337
Sampo Oyj - A Shares	8,070	409,037
Sony Financial Holdings, Inc.	36,289	648,228
T&D Holdings, Inc.	52,800	694,075
Torchmark Corp.	8,377	478,829
UnipolSai S.p.A.	46,129	116,863
Universal Insurance Holdings, Inc. (a)	2,800	64,904
Unum Group	6,270	208,728
Validus Holdings, Ltd.	4,300	199,047
W.R. Berkley Corp.	2,629	143,938
Zurich Insurance Group AG (b)	838	213,824

		13,733,200

Internet & Catalog Retail—0.3%
Amazon.com, Inc. (b)	3,000	2,027,670
Expedia, Inc.	1,800	223,740
GS Home Shopping, Inc.	336	47,740
Netflix, Inc. (a) (b)	1,400	160,132
Priceline Group, Inc. (The) (b)	505	643,850

		3,103,132

Internet Software & Services—0.7%
Alphabet, Inc. - Class A (b)	2,700	2,100,627
Alphabet, Inc. - Class C (b)	2,860	2,170,397

Internet Software & Services—(Continued)
carsales.com, Ltd.	16,631	141,049
eBay, Inc. (b)	29,274	804,450
Facebook, Inc. - Class A (b)	15,000	1,569,900
j2 Global, Inc.	2,000	164,640
Kakaku.com, Inc. (a)	7,400	146,088
Mixi, Inc.	1,700	63,471
Moneysupermarket.com Group plc	25,964	140,244
VeriSign, Inc. (a) (b)	2,567	224,253
Yahoo Japan Corp. (a)	77,500	314,965

		7,840,084

IT Services—1.0%
Accenture plc - Class A	7,600	794,200
Alliance Data Systems Corp. (b)	732	202,449
Amadeus IT Holding S.A. - A Shares	9,118	401,495
Amdocs, Ltd.	6,800	371,076
Automatic Data Processing, Inc.	6,500	550,680
CGI Group, Inc. - Class A (b)	5,700	228,214
Cognizant Technology Solutions Corp. - Class A (b)	9,300	558,186
Computer Sciences Corp.	3,158	103,203
Computershare, Ltd.	21,577	181,871
CSG Systems International, Inc. (a)	2,100	75,558
CSRA, Inc.	3,158	94,740
Fiserv, Inc. (b)	2,726	249,320
FleetCor Technologies, Inc. (b)	1,300	185,809
Future Architect, Inc. (a)	5,100	33,139
GMO Payment Gateway, Inc.	1,400	66,240
Infocom Corp.	2,400	28,574
Infosys, Ltd. (ADR)	11,400	190,950
International Business Machines Corp.	12,543	1,726,168
Iress, Ltd. (a)	9,135	66,073
Jack Henry & Associates, Inc.	2,000	156,120
MasterCard, Inc. - Class A	4,900	477,064
NeuStar, Inc. - Class A (a) (b)	2,200	52,734
NTT Data Corp.	4,000	193,230
Otsuka Corp.	8,100	397,223
Paychex, Inc.	7,200	380,808
PayPal Holdings, Inc. (b)	11,700	423,540
Poletowin Pitcrew Holdings, Inc.	3,300	31,210
Syntel, Inc. (b)	5,195	235,074
TeleTech Holdings, Inc.	1,300	36,283
Teradata Corp. (a) (b)	6,600	174,372
Tieto Oyj	2,469	66,060
Total System Services, Inc.	5,100	253,980
Visa, Inc. - Class A (a)	12,000	930,600
Western Union Co. (The) (a)	24,338	435,893
Xerox Corp.	19,365	205,850

		10,557,986

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	4,700	98,756
Heiwa Corp.	3,900	73,013
Mattel, Inc. (a)	13,281	360,845
Polaris Industries, Inc. (a)	3,951	339,588
Sankyo Co., Ltd.	3,100	115,627

		987,829

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.1%
Bio-Techne Corp.	3,400	$306,000
Mettler-Toledo International, Inc. (b)	914	309,965
Quintiles Transnational Holdings, Inc. (b)	3,748	257,338
Waters Corp. (b)	4,300	578,694

		1,451,997

Machinery—0.8%
Aalberts Industries NV	5,077	174,604
AGCO Corp.	3,162	143,523
Alfa Laval AB	24,734	449,098
Atlas Copco AB - A Shares	18,313	446,135
Caterpillar, Inc. (a)	2,622	178,191
Cummins, Inc.	7,599	668,788
Daiwa Industries, Ltd.	2,000	15,598
Deere & Co. (a)	2,954	225,302
Dover Corp.	11,415	699,854
FANUC Corp.	6,700	1,155,021
Flowserve Corp. (a)	8,486	357,091
Fukushima Industries Corp.	1,000	23,639
Hillenbrand, Inc.	5,300	157,039
Hino Motors, Ltd.	12,200	140,759
Illinois Tool Works, Inc.	6,200	574,616
IMI plc	14,370	181,283
Kone Oyj - Class B (a)	11,645	489,618
Lincoln Electric Holdings, Inc.	3,800	197,182
Mitsuboshi Belting, Ltd.	6,000	47,928
Namura Shipbuilding Co., Ltd.	2,700	22,123
NSK, Ltd.	38,600	418,656
Parker-Hannifin Corp.	5,300	513,994
Rational AG	232	105,445
Rotork plc	103,233	277,577
Schindler Holding AG (Participation Certificate)	1,752	293,367
Spirax-Sarco Engineering plc	827	39,839
Tadano, Ltd.	8,000	96,725
Toro Co. (The)	3,500	255,745
Tsubakimoto Chain Co.	16,000	122,963
Volvo AB - B Shares	14,214	131,224
Wabtec Corp.	3,200	227,584
Weir Group plc (The)	8,445	124,218
Yangzijiang Shipbuilding Holdings, Ltd. (a)	232,000	179,130

		9,133,859

Marine—0.0%
AP Moeller - Maersk A/S - Class B	88	114,269
Kuehne & Nagel International AG	1,265	173,450

		287,719

Media—0.7%
Comcast Corp. - Class A	17,410	982,446
CTS Eventim AG & Co. KGaA	2,574	102,686
Daiichikosho Co., Ltd.	3,300	130,621
Discovery Communications, Inc. - Class A (b)	5,538	147,754
Gannett Co., Inc.	4,450	72,490
John Wiley & Sons, Inc. - Class A	3,500	157,605

Media—(Continued)
Liberty Global plc - Class A (b)	4,112	174,184
Meredith Corp.	1,600	69,200
Metropole Television S.A.	8,631	148,391
Omnicom Group, Inc. (a)	8,754	662,328
ProSiebenSat.1 Media SE	4,225	213,717
Publicis Groupe S.A.	7,304	484,434
REA Group, Ltd.	567	22,547
RELX NV	22,603	380,090
RELX plc	22,808	399,880
RTL Group S.A. (b)	2,535	211,733
Scripps Networks Interactive, Inc. - Class A (a)	8,375	462,384
SKY Network Television, Ltd.	27,790	86,974
TEGNA, Inc.	3,200	81,664
Time Warner, Inc.	3,200	206,944
Twenty-First Century Fox, Inc. - Class A	16,400	445,424
Viacom, Inc. - Class B	9,838	404,932
Walt Disney Co. (The)	12,200	1,281,976
Wolters Kluwer NV	8,560	286,809
WPP plc	16,711	384,649

		8,001,862

Metals & Mining—0.4%
Acacia Mining plc	9,163	24,318
Asahi Holdings, Inc.	5,100	79,498
BHP Billiton plc	39,329	441,552
BHP Billiton, Ltd.	35,011	454,804
Boliden AB	9,022	149,590
Centerra Gold, Inc.	20,800	99,062
Compass Minerals International, Inc.	2,000	150,540
Dominion Diamond Corp.	7,900	80,730
Goldcorp, Inc.	14,000	161,784
Highland Gold Mining, Ltd.	5,802	4,876
Hitachi Metals, Ltd.	37,600	463,662
IAMGOLD Corp. (b)	10,100	14,379
Independence Group NL	31,001	56,559
KGHM Polska Miedz S.A.	3,843	61,792
Koza Altin Isletmeleri A/S	2,462	10,365
Kumba Iron Ore, Ltd. (a)	2,066	5,495
Mitsubishi Materials Corp.	139,000	437,174
MMC Norilsk Nickel PJSC (ADR)	6,172	78,353
Nevsun Resources, Ltd.	8,300	22,494
Newmont Mining Corp.	8,700	156,513
OZ Minerals, Ltd.	29,926	87,053
Rio Tinto plc	18,428	537,041
Rio Tinto, Ltd.	8,354	269,534
SEMAFO, Inc. (b)	12,700	32,216
Sibanye Gold, Ltd.	15,437	23,265
Sumitomo Metal Mining Co., Ltd.	24,000	290,081
Troy Resources, Ltd. (b)	2,277	341
Vale S.A.	6,400	21,020
Western Areas, Ltd.	21,277	34,357
Yamato Kogyo Co., Ltd.	3,600	91,830

		4,340,278

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—0.1%
ACEA S.p.A.	9,505	$146,607
CenterPoint Energy, Inc.	13,563	249,017
Suez Environnement Co.	6,016	112,565
Veolia Environnement S.A.	9,207	218,236

		726,425

Multiline Retail—0.1%
Canadian Tire Corp., Ltd. - Class A	1,224	104,523
Dillard’s, Inc. - Class A (a)	1,000	65,710
Kohl’s Corp. (a)	5,567	265,156
Lifestyle International Holdings, Ltd.	21,500	28,703
Macy’s, Inc.	4,199	146,881
Next plc	3,055	327,493
Nordstrom, Inc. (a)	3,644	181,508
Target Corp.	1,300	94,393

		1,214,367

Oil, Gas & Consumable Fuels—1.7%
Antero Resources Corp. (a) (b)	9,800	213,640
Apache Corp.	2,829	125,806
BP plc	176,929	921,967
Buckeye Partners L.P.	1,300	85,748
Cairn Energy plc (b)	17,935	41,643
Cameco Corp.	13,500	166,543
Chevron Corp.	22,257	2,002,240
China Shenhua Energy Co., Ltd. - Class H	22,000	34,235
CNOOC, Ltd.	194,000	199,406
ConocoPhillips	3,313	154,684
CVR Energy, Inc.	3,200	125,920
Denbury Resources, Inc. (a)	8,000	16,160
DNO International ASA (a) (b)	45,045	30,610
Ecopetrol S.A. (ADR)	11,100	77,811
Eni S.p.A.	44,062	652,741
Etablissements Maurel et Prom (b)	3,769	12,130
Exxon Mobil Corp.	40,100	3,125,795
Gazprom PAO (ADR)	8,163	29,958
Hess Corp.	2,496	121,006
Inpex Corp.	64,700	638,500
Japan Petroleum Exploration Co., Ltd.	5,500	147,289
Koninklijke Vopak NV	3,015	129,658
Lukoil PJSC (ADR)	2,590	84,136
Magellan Midstream Partners L.P.	1,900	129,048
Marathon Oil Corp.	27,900	351,261
Marathon Petroleum Corp.	13,000	673,920
Murphy Oil Corp. (a)	10,556	236,982
Oasis Petroleum, Inc. (a) (b)	6,000	44,220
Occidental Petroleum Corp.	12,900	872,169
Polskie Gornictwo Naftowe i Gazownictwo S.A.	142,606	186,500
PTT Exploration & Production PCL	18,300	29,114
PTT Exploration & Production PCL (NVDR)	66,900	106,507
QEP Resources, Inc.	10,300	138,020
Repsol S.A.	23,374	254,473
REX American Resources Corp. (a) (b)	2,100	113,547
Royal Dutch Shell plc - A Shares	33,888	761,345
Royal Dutch Shell plc - A Shares	6,248	143,134

Oil, Gas & Consumable Fuels—(Continued)
Royal Dutch Shell plc - B Shares	30,054	686,261
Sasol, Ltd.	5,549	149,480
Showa Shell Sekiyu KK (a)	23,400	190,206
Soco International plc (a)	19,904	43,160
Statoil ASA	46,207	646,265
Tatneft PAO	1,400	37,016
TonenGeneral Sekiyu KK	35,000	294,123
Total Gabon	33	4,619
Total S.A.	24,654	1,097,987
Ultrapar Participacoes S.A. (ADR)	6,800	103,700
Valero Energy Corp.	14,695	1,039,083
Western Refining, Inc.	4,500	160,290
Woodside Petroleum, Ltd.	37,447	785,386

		18,415,442

Paper & Forest Products—0.0%
Altri SGPS S.A.	11,839	61,343
Schweitzer-Mauduit International, Inc.	3,200	134,368

		195,711

Personal Products—0.2%
Blackmores, Ltd.	555	87,579
Edgewell Personal Care Co.	2,000	156,740
Unilever NV	22,874	991,030
Unilever plc	21,495	920,368
USANA Health Sciences, Inc. (b)	3,200	408,800

		2,564,517

Pharmaceuticals—2.4%
Allergan plc (b)	1,600	500,000
Astellas Pharma, Inc.	44,700	634,928
AstraZeneca plc	18,638	1,260,096
Bayer AG	8,325	1,044,465
Boiron S.A.	547	44,272
Bristol-Myers Squibb Co.	6,800	467,772
Chugai Pharmaceutical Co., Ltd. (a)	14,400	501,877
Eisai Co., Ltd.	7,100	469,331
Eli Lilly & Co.	3,018	254,297
GlaxoSmithKline plc	50,298	1,015,919
Hisamitsu Pharmaceutical Co., Inc.	6,400	268,450
Indivior plc	80,242	222,077
Johnson & Johnson	33,103	3,400,340
Kaken Pharmaceutical Co., Ltd.	7,000	477,162
Lannett Co., Inc. (a) (b)	3,800	152,456
Merck & Co., Inc.	39,740	2,099,067
Merck KGaA	2,034	197,568
Mitsubishi Tanabe Pharma Corp.	23,700	408,297
Novartis AG	26,712	2,283,251
Novo Nordisk A/S - Class B	19,358	1,112,705
Orion Oyj - Class B	10,034	345,895
Pfizer, Inc.	77,118	2,489,369
Recordati S.p.A.	14,091	367,820
Roche Holding AG	8,318	2,292,342
Sanofi	17,450	1,488,935
Santen Pharmaceutical Co., Ltd.	49,700	817,339

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Shionogi & Co., Ltd.	10,700	$483,733
Shire plc	14,365	984,488
Stada Arzneimittel AG	5,783	232,991
Taro Pharmaceutical Industries, Ltd. (b)	900	139,095
Teva Pharmaceutical Industries, Ltd. (ADR)	3,700	242,868

		26,699,205

Professional Services—0.3%
Capita plc	14,517	258,290
Dun & Bradstreet Corp. (The)	3,400	353,362
Experian plc	31,602	558,423
IHS, Inc. - Class A (b)	2,200	260,546
Intertek Group plc	9,810	401,198
ManpowerGroup, Inc.	2,042	172,120
Navigant Consulting, Inc. (b)	3,700	59,422
Recruit Holdings Co., Ltd.	6,700	197,009
Seek, Ltd. (a)	20,584	228,872
SGS S.A.	302	575,338
TechnoPro Holdings, Inc.	3,300	95,989

		3,160,569

Real Estate Investment Trusts—0.2%
BWP Trust	59,926	137,270
CapitaLand Commercial Trust	73,100	69,398
CapitaLand Mall Trust	175,200	237,426
Corrections Corp. of America (a)	8,400	222,516
EPR Properties	2,100	122,745
Hansteen Holdings plc	46,228	78,403
HCP, Inc.	9,500	363,280
Link REIT	45,000	269,329
LTC Properties, Inc.	3,000	129,420
Mapletree Greater China Commercial Trust	52,900	34,112
Mapletree Industrial Trust	127,000	136,071
National Health Investors, Inc.	2,100	127,827
National Retail Properties, Inc.	3,300	132,165
Simon Property Group, Inc.	400	77,776
Urstadt Biddle Properties, Inc. - Class A	2,200	42,328
Ventas, Inc.	7,300	411,939

		2,592,005

Real Estate Management & Development—0.2%
Hang Lung Group, Ltd.	16,000	51,777
Hang Lung Properties, Ltd.	72,000	163,301
Henderson Land Development Co., Ltd.	24,683	150,256
Hysan Development Co., Ltd.	20,000	81,862
Kerry Properties, Ltd.	33,500	91,414
Nomura Real Estate Holdings, Inc.	18,900	350,098
Sino Land Co., Ltd.	122,000	178,087
Sun Hung Kai Properties, Ltd.	25,000	300,527
Swire Pacific, Ltd. - Class A	19,000	213,361
Swire Properties, Ltd.	59,600	170,923
UOL Group, Ltd.	9,000	39,467
Wharf Holdings, Ltd. (The)	44,000	243,714
Wheelock & Co., Ltd.	20,000	84,297

		2,119,084

Road & Rail—0.4%
Central Japan Railway Co.	6,900	1,222,264
ComfortDelGro Corp., Ltd.	115,700	247,478
CSX Corp.	6,680	173,346
East Japan Railway Co.	8,000	751,858
Go-Ahead Group plc	1,671	65,720
Norfolk Southern Corp.	2,467	208,683
Sankyu, Inc.	12,000	61,098
Union Pacific Corp.	8,500	664,700
Utoc Corp.	3,700	13,082
West Japan Railway Co.	11,100	765,660

		4,173,889

Semiconductors & Semiconductor Equipment—0.5%
Analog Devices, Inc.	4,700	260,004
Cabot Microelectronics Corp. (b)	2,500	109,450
Dialog Semiconductor plc (b)	1,984	66,814
Intel Corp.	55,884	1,925,204
Linear Technology Corp.	7,100	301,537
Maxim Integrated Products, Inc.	6,400	243,200
Melexis NV	2,027	109,978
Microchip Technology, Inc. (a)	5,700	265,278
Novatek Microelectronics Corp.	24,000	93,219
NVIDIA Corp.	5,468	180,225
Rohm Co., Ltd.	9,000	454,833
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	11,800	268,450
Teradyne, Inc.	2,700	55,809
Texas Instruments, Inc.	18,651	1,022,261
Xilinx, Inc.	6,300	295,911

		5,652,173

Software—0.9%
Babylon, Ltd. (b)	3,842	1,840
CA, Inc.	19,423	554,721
Check Point Software Technologies, Ltd. (a) (b)	2,700	219,726
Citrix Systems, Inc. (b)	2,900	219,385
Fidessa Group plc	1,215	35,825
Intuit, Inc.	2,201	212,397
Koei Tecmo Holdings Co., Ltd.	4,400	65,282
Konami Holdings Corp.	2,800	66,776
Microsoft Corp.	73,462	4,075,672
Nexon Co., Ltd.	7,200	116,874
Oracle Corp.	43,959	1,605,822
Oracle Corp. Japan	5,300	247,164
Playtech plc	6,680	81,804
Sage Group plc (The)	27,270	242,467
Salesforce.com, Inc. (b)	1,800	141,120
SAP SE	11,534	918,697
Software AG	3,940	112,834
SRA Holdings	1,600	38,711
Symantec Corp.	25,303	531,363
Trend Micro, Inc. (b)	3,800	154,148
VMware, Inc. - Class A (a) (b)	4,969	281,096

		9,923,724

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—0.6%
ABC-Mart, Inc.	5,800	$318,155
AutoZone, Inc. (b)	450	333,859
Bed Bath & Beyond, Inc. (a) (b)	10,089	486,794
Best Buy Co., Inc.	9,355	284,860
Buckle, Inc. (The) (a)	2,300	70,794
Cato Corp. (The) - Class A	1,800	66,276
Chico’s FAS, Inc.	7,300	77,891
Dunelm Group plc	4,253	58,930
Fast Retailing Co., Ltd.	1,500	525,274
Foot Locker, Inc.	3,800	247,342
GameStop Corp. - Class A (a)	6,681	187,335
Gap, Inc. (The) (a)	17,665	436,325
Geo Holdings Corp. (a)	3,000	47,043
Hibbett Sports, Inc. (b)	1,600	48,384
Home Depot, Inc. (The)	9,000	1,190,250
Kingfisher plc	33,276	161,127
L Brands, Inc.	2,394	229,393
L’Occitane International S.A.	93,250	180,081
Lowe’s Cos., Inc.	8,092	615,316
Outerwall, Inc. (a)	700	25,578
Ross Stores, Inc.	5,700	306,717
Sanrio Co., Ltd. (a)	9,700	227,098
TJX Cos., Inc. (The)	6,700	475,097
Urban Outfitters, Inc. (b)	8,266	188,052
USS Co., Ltd.	9,900	148,952
WH Smith plc	4,386	114,329

		7,051,252

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.	54,964	5,785,511
Brother Industries, Ltd.	32,500	372,678
Canon, Inc. (a)	26,700	809,258
Elecom Co., Ltd.	1,200	15,533
EMC Corp.	27,300	701,064
FUJIFILM Holdings Corp.	12,100	503,973
Hewlett Packard Enterprise Co.	25,100	381,520
HP, Inc.	25,100	297,184
Japan Digital Laboratory Co., Ltd.	3,100	42,089
Konica Minolta, Inc.	14,100	141,423
Neopost S.A.	1,697	41,415
NetApp, Inc.	13,796	366,008
QLogic Corp. (b)	4,100	50,020
Samsung Electronics Co., Ltd.	210	224,245
Seagate Technology plc (a)	8,627	316,266
Western Digital Corp.	6,613	397,111

		10,445,298

Textiles, Apparel & Luxury Goods—0.3%
Bijou Brigitte AG	106	6,554
Burberry Group plc	13,667	240,387
Christian Dior SE	2,258	383,563
Cie Financiere Richemont S.A.	1,814	130,306
Coach, Inc.	6,710	219,618
Deckers Outdoor Corp. (a) (b)	1,200	56,640
Hugo Boss AG	1,760	146,568
Li & Fung, Ltd.	144,000	97,358

Textiles, Apparel & Luxury Goods—(Continued)
LVMH Moet Hennessy Louis Vuitton SE	4,518	706,284
Michael Kors Holdings, Ltd. (b)	8,448	338,427
NIKE, Inc. - Class B	7,400	462,500
Pandora A/S	2,093	264,104
Peak Sport Products Co., Ltd.	74,000	20,567
Ralph Lauren Corp.	2,899	323,180
Van de Velde NV	570	38,858

		3,434,914

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc. (a)	9,600	184,549

Tobacco—0.5%
Altria Group, Inc.	19,000	1,105,990
British American Tobacco plc	18,157	1,008,422
Imperial Tobacco Group plc	11,323	595,540
Japan Tobacco, Inc.	19,300	708,641
Philip Morris International, Inc.	14,000	1,230,740
Reynolds American, Inc.	3,700	170,755
Swedish Match AB	8,040	284,451

		5,104,539

Trading Companies & Distributors—0.1%
Diploma plc	3,009	33,679
MSC Industrial Direct Co., Inc. - Class A	2,900	163,183
WW Grainger, Inc. (a)	2,512	508,906

		705,768

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A.	13,890	216,505
Hamburger Hafen und Logistik AG	3,140	47,785
Kamigumi Co., Ltd.	6,000	51,647
SATS, Ltd.	109,900	297,556
Westshore Terminals Investment Corp.	1,300	10,945

		624,438

Water Utilities—0.0%
Guangdong Investment, Ltd.	140,000	197,247

Wireless Telecommunication Services—0.4%
China Mobile, Ltd.	19,500	218,545
KDDI Corp.	64,900	1,680,064
Mobile TeleSystems PJSC (ADR)	7,700	47,586
MTN Group, Ltd.	16,083	137,877
NTT DoCoMo, Inc.	72,700	1,490,026
Vodacom Group, Ltd.	4,479	44,084
Vodafone Group plc	66,261	214,323

		3,832,505

Total Common Stocks (Cost $334,065,481)		332,749,252

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—24.2%

Security Description	Principal Amount*	Value

Advertising—0.2%
Omnicom Group, Inc. 4.450%, 08/15/20	1,855,000	$1,978,267
5.900%, 04/15/16	210,000	212,682

		2,190,949

Aerospace/Defense—0.1%
Lockheed Martin Corp. 3.550%, 01/15/26	610,000	612,147

Agriculture—0.5%
Altria Group, Inc. 4.750%, 05/05/21	660,000	716,114
10.200%, 02/06/39	304,000	498,515
Philip Morris International, Inc. 6.375%, 05/16/38	645,000	813,537
Reynolds American, Inc. 4.450%, 06/12/25	1,395,000	1,458,934
7.250%, 06/15/37	170,000	208,124
7.750%, 06/01/18	1,035,000	1,167,053

		4,862,277

Auto Manufacturers—0.3%
Ford Motor Credit Co. LLC 4.375%, 08/06/23	1,290,000	1,325,582
6.625%, 08/15/17	1,090,000	1,161,807
General Motors Financial Co., Inc. 3.100%, 01/15/19	520,000	519,245
3.150%, 01/15/20	595,000	589,675

		3,596,309

Auto Parts & Equipment—0.3%
Delphi Automotive plc 3.150%, 11/19/20	1,245,000	1,243,390
Delphi Corp. 4.150%, 03/15/24	560,000	564,283
Magna International, Inc. 4.150%, 10/01/25	1,850,000	1,883,383

		3,691,056

Banks—6.5%
Abbey National Treasury Services plc 1.232%, 08/24/18 (c)	1,500,000	1,499,436
Bank of America Corp. 3.300%, 01/11/23	1,410,000	1,387,898
3.950%, 04/21/25	1,255,000	1,222,080
5.000%, 01/21/44	1,100,000	1,148,059
5.625%, 07/01/20	1,045,000	1,160,754
Bank of America N.A. 1.750%, 06/05/18	1,235,000	1,227,060
Barclays Bank plc 5.140%, 10/14/20	940,000	1,020,088
Barclays plc 3.650%, 03/16/25	1,435,000	1,379,071
BB&T Corp. 2.450%, 01/15/20	1,500,000	1,510,051

Banks—(Continued)
BBVA Banco Continental S.A. 3.250%, 04/08/18 (144A)	330,000	330,000
BNP Paribas S.A. 2.375%, 09/14/17	625,000	632,424
BPCE S.A. 2.250%, 01/27/20	1,200,000	1,183,147
2.500%, 12/10/18	1,580,000	1,593,389
4.500%, 03/15/25 (144A)	1,060,000	1,016,852
5.700%, 10/22/23 (144A)	535,000	561,721
Capital One Financial Corp. 3.200%, 02/05/25	970,000	937,637
Capital One N.A. 2.950%, 07/23/21	860,000	851,279
Citigroup, Inc. 1.013%, 04/27/18 (c)	1,100,000	1,095,550
2.150%, 07/30/18	965,000	964,285
4.300%, 11/20/26	2,685,000	2,671,747
Commonwealth Bank of Australia 2.400%, 11/02/20	1,820,000	1,802,128
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 2.250%, 01/14/19	395,000	396,273
3.875%, 02/08/22	700,000	738,769
3.950%, 11/09/22	250,000	253,056
Credit Suisse AG 1.700%, 04/27/18	1,410,000	1,399,876
Discover Bank 2.000%, 02/21/18	1,210,000	1,201,819
First Republic Bank 2.375%, 06/17/19	880,000	878,141
Goldman Sachs Group, Inc. (The) 2.012%, 11/29/23 (c)	1,070,000	1,079,496
3.625%, 01/22/23	2,635,000	2,664,920
4.250%, 10/21/25	1,020,000	1,012,204
5.150%, 05/22/45	1,340,000	1,301,657
5.250%, 07/27/21	1,460,000	1,614,205
5.750%, 01/24/22	2,000,000	2,274,442
6.750%, 10/01/37	495,000	578,623
HSBC Holdings plc 4.000%, 03/30/22	1,770,000	1,858,088
4.875%, 01/14/22	1,555,000	1,705,684
5.250%, 03/14/44	570,000	591,446
JPMorgan Chase & Co. 3.875%, 09/10/24	5,620,000	5,590,461
Lloyds Bank plc 2.300%, 11/27/18	295,000	296,171
Morgan Stanley 3.750%, 02/25/23	1,140,000	1,167,663
4.000%, 07/23/25	515,000	530,334
4.350%, 09/08/26	950,000	953,106
5.450%, 01/09/17	1,870,000	1,941,150
5.500%, 01/26/20	755,000	831,189
6.625%, 04/01/18	400,000	438,612
PNC Bank N.A. 1.850%, 07/20/18	1,160,000	1,157,732

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Regions Bank 2.250%, 09/14/18	545,000	$544,427
Royal Bank of Scotland Group plc 1.875%, 03/31/17	1,670,000	1,663,011
Santander UK Group Holdings plc 2.875%, 10/16/20	685,000	680,350
Societe Generale S.A. 5.000%, 01/17/24 (144A)	3,030,000	3,088,491
Standard Chartered plc 1.700%, 04/17/18 (144A)	1,585,000	1,568,960
5.700%, 01/25/22	1,060,000	1,124,839
U.S. Bancorp 5.125%, 01/15/21 (c)	665,000	668,125
UBS AG 1.303%, 03/26/18 (c)	1,960,000	1,956,372
Wells Fargo & Co. 3.000%, 02/19/25	1,940,000	1,886,958

		70,831,306

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	915,000	786,175

Biotechnology—0.5%
Amgen, Inc. 3.875%, 11/15/21	955,000	994,991
4.500%, 03/15/20	900,000	962,042
5.750%, 03/15/40	605,000	654,495
Gilead Sciences, Inc. 4.500%, 04/01/21	1,180,000	1,276,688
4.500%, 02/01/45	1,725,000	1,687,333

		5,575,549

Chemicals—0.5%
Eastman Chemical Co. 2.700%, 01/15/20	170,000	168,321
3.800%, 03/15/25	1,000,000	968,434
4.800%, 09/01/42	660,000	605,961
LYB International Finance B.V. 4.875%, 03/15/44	180,000	164,375
5.250%, 07/15/43	740,000	710,464
Monsanto Co. 4.700%, 07/15/64	720,000	546,707
Mosaic Co. (The) 3.750%, 11/15/21	255,000	255,684
4.875%, 11/15/41	335,000	291,595
Praxair, Inc. 3.200%, 01/30/26	1,230,000	1,233,035

		4,944,576

Commercial Services—0.1%
McGraw Hill Financial, Inc. 2.500%, 08/15/18	465,000	467,902
UBM plc 5.750%, 11/03/20 (144A)	630,000	673,304

		1,141,206

Computers—0.6%
Apple, Inc. 4.375%, 05/13/45	970,000	979,420
Hewlett Packard Enterprise Co. 4.400%, 10/15/22 (144A)	2,080,000	2,072,027
4.900%, 10/15/25 (144A)	1,190,000	1,166,931
International Business Machines Corp. 7.625%, 10/15/18	1,785,000	2,057,571

		6,275,949

Diversified Financial Services—1.0%
American Express Co. 2.650%, 12/02/22	1,170,000	1,133,460
American Express Credit Corp. 0.722%, 06/05/17 (c)	1,400,000	1,392,734
Capital One Bank USA N.A. 1.300%, 06/05/17	740,000	734,058
GE Capital International Funding Co. 3.373%, 11/15/25 (144A)	2,433,000	2,477,001
General Electric Capital Corp. 3.100%, 01/09/23	935,000	949,036
5.300%, 02/11/21	400,000	451,048
HSBC Finance Corp. 6.676%, 01/15/21	1,220,000	1,400,165
Navient Corp. 6.000%, 01/25/17	700,000	717,500
Visa, Inc. 4.300%, 12/14/45	2,045,000	2,074,773

		11,329,775

Electric—1.0%
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	345,000	419,874
Duke Energy Carolinas LLC 4.300%, 06/15/20	540,000	584,466
Duke Energy Florida LLC 6.400%, 06/15/38	1,925,000	2,461,877
Electricite de France S.A. 4.750%, 10/13/35 (144A)	1,185,000	1,171,149
6.500%, 01/26/19 (144A)	180,000	201,341
Georgia Power Co. 1.950%, 12/01/18	960,000	957,566
4.300%, 03/15/42	545,000	503,365
Nisource Finance Corp. 4.800%, 02/15/44	230,000	233,769
6.125%, 03/01/22	830,000	950,042
PPL Electric Utilities Corp. 4.750%, 07/15/43	625,000	674,240
Public Service Co. of Colorado 4.750%, 08/15/41	1,065,000	1,146,663
Southern California Edison Co. 4.500%, 09/01/40	1,025,000	1,069,072
5.500%, 03/15/40	335,000	395,103
Southern Power Co. 5.250%, 07/15/43	670,000	639,309

		11,407,836

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.0%
Honeywell International, Inc. 5.700%, 03/15/37	240,000	$289,639

Environmental Control—0.0%
Republic Services, Inc. 5.250%, 11/15/21	415,000	458,797

Food—0.4%
Kraft Foods Group, Inc. 5.000%, 06/04/42	580,000	583,997
6.500%, 02/09/40	75,000	87,430
Kraft Heinz Foods Co. 3.500%, 07/15/22 (144A)	750,000	755,171
5.200%, 07/15/45 (144A)	1,270,000	1,327,033
Kroger Co. (The) 5.000%, 04/15/42	260,000	265,980
5.150%, 08/01/43	473,000	495,523
Tyson Foods, Inc. 5.150%, 08/15/44	310,000	323,703

		3,838,837

Forest Products & Paper—0.2%
International Paper Co. 5.150%, 05/15/46	1,560,000	1,484,159
7.300%, 11/15/39	210,000	239,359

		1,723,518

Gas—0.0%
Fermaca Enterprises S de RL de C.V. 6.375%, 03/30/38 (144A)	470,018	439,466

Healthcare-Products—0.3%
Becton Dickinson & Co. 4.685%, 12/15/44	700,000	706,238
Boston Scientific Corp. 2.650%, 10/01/18	940,000	944,940
Medtronic, Inc. 4.625%, 03/15/45	1,291,000	1,331,607

		2,982,785

Healthcare-Services—0.2%
Anthem, Inc. 4.650%, 01/15/43	1,848,000	1,758,491
Humana, Inc. 7.200%, 06/15/18	95,000	106,297
Laboratory Corp. of America Holdings 4.700%, 02/01/45	770,000	703,515

		2,568,303

Insurance—1.2%
American International Group, Inc. 4.375%, 01/15/55	670,000	575,722
6.400%, 12/15/20	1,150,000	1,326,680
Aon plc 4.600%, 06/14/44	1,265,000	1,217,893

Insurance—(Continued)
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	425,000	420,802
CNA Financial Corp. 5.750%, 08/15/21	400,000	447,696
Hartford Financial Services Group, Inc. (The) 6.625%, 03/30/40	945,000	1,167,901
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	120,000	128,343
6.500%, 05/01/42 (144A)	960,000	1,091,294
Lincoln National Corp. 4.850%, 06/24/21	390,000	420,002
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	720,000	783,716
Pacific LifeCorp 5.125%, 01/30/43 (144A)	240,000	244,525
Prudential Financial, Inc. 5.800%, 11/16/41	1,105,000	1,253,519
Swiss Re Treasury U.S. Corp. 2.875%, 12/06/22 (144A)	260,000	251,232
4.250%, 12/06/42 (144A)	415,000	391,997
Voya Financial, Inc. 5.500%, 07/15/22	1,560,000	1,745,618
XLIT, Ltd. 5.500%, 03/31/45	1,100,000	1,027,698
5.750%, 10/01/21	300,000	334,303

		12,828,941

Media—1.1%
21st Century Fox America, Inc. 4.500%, 02/15/21	320,000	344,330
CCO Safari LLC 6.484%, 10/23/45 (144A)	1,975,000	1,978,237
Comcast Corp. 4.500%, 01/15/43	825,000	821,604
4.750%, 03/01/44	280,000	290,838
6.300%, 11/15/17	520,000	565,752
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	350,000	352,816
3.800%, 03/15/22	705,000	709,458
5.150%, 03/15/42	1,675,000	1,561,665
NBCUniversal Media LLC 4.375%, 04/01/21	1,990,000	2,161,598
Time Warner Cable, Inc. 5.500%, 09/01/41	605,000	546,705
Time Warner, Inc. 3.600%, 07/15/25	915,000	890,733
4.000%, 01/15/22	1,700,000	1,761,241
Viacom, Inc. 5.850%, 09/01/43	415,000	372,661

		12,357,638

Mining—0.7%
Barrick Gold Corp. 4.100%, 05/01/23	359,000	307,972

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Barrick North America Finance LLC 4.400%, 05/30/21	655,000	$588,145
BHP Billiton Finance USA, Ltd. 3.850%, 09/30/23	580,000	549,154
5.000%, 09/30/43	585,000	525,800
6.250%, 10/19/75 (144A) (a) (c)	1,395,000	1,365,356
Freeport-McMoRan, Inc. 3.875%, 03/15/23	1,145,000	652,650
Glencore Funding LLC 1.377%, 04/16/18 (144A) (c)	1,225,000	1,033,659
Rio Tinto Finance USA plc 2.250%, 12/14/18	1,150,000	1,121,321
3.500%, 03/22/22	530,000	499,561
Rio Tinto Finance USA, Ltd. 4.125%, 05/20/21	400,000	400,568

		7,044,186

Miscellaneous Manufacturing—0.2%
Ingersoll-Rand Luxembourg Finance S.A. 4.650%, 11/01/44	755,000	722,599
Siemens Financieringsmaatschappij NV 4.400%, 05/27/45 (144A) (a)	1,390,000	1,420,917
Tyco International Finance S.A. 3.900%, 02/14/26	450,000	451,003

		2,594,519

Multi-National—0.1%
FMS Wertmanagement AoeR 1.625%, 11/20/18	1,215,000	1,218,705

Oil & Gas—2.2%
Anadarko Petroleum Corp. 3.450%, 07/15/24 (a)	2,880,000	2,558,431
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 2.450%, 05/01/20 (144A)	745,000	735,832
ConocoPhillips Co. 3.350%, 11/15/24	2,190,000	2,002,790
Continental Resources, Inc. 5.000%, 09/15/22	1,395,000	1,028,812
Devon Energy Corp. 3.250%, 05/15/22 (a)	2,265,000	1,925,334
Ensco plc 4.700%, 03/15/21 (a)	2,250,000	1,811,653
EOG Resources, Inc. 2.625%, 03/15/23	1,546,000	1,464,617
EQT Corp. 4.875%, 11/15/21	1,000,000	952,069
Marathon Petroleum Corp. 5.000%, 09/15/54	1,145,000	917,081
5.125%, 03/01/21	830,000	871,156
Noble Energy, Inc. 4.150%, 12/15/21	615,000	596,022
6.000%, 03/01/41	350,000	301,764

Oil & Gas—(Continued)
Occidental Petroleum Corp. 2.700%, 02/15/23	2,713,000	2,553,318
Phillips 66 4.300%, 04/01/22	1,050,000	1,080,237
Statoil ASA 3.700%, 03/01/24 (a)	1,920,000	1,945,231
Suncor Energy, Inc. 3.600%, 12/01/24	1,805,000	1,700,090
6.850%, 06/01/39	520,000	572,973
Valero Energy Corp. 6.625%, 06/15/37	905,000	909,904
9.375%, 03/15/19	343,000	405,230

		24,332,544

Oil & Gas Services—0.2%
Halliburton Co. 5.000%, 11/15/45	2,140,000	2,115,482
Schlumberger Investment S.A. 3.650%, 12/01/23	430,000	436,247

		2,551,729

Pharmaceuticals—1.1%
AbbVie, Inc. 2.500%, 05/14/20	2,230,000	2,207,580
2.900%, 11/06/22	625,000	604,649
3.200%, 11/06/22	200,000	196,867
3.600%, 05/14/25	595,000	587,226
Actavis Funding SCS 4.550%, 03/15/35	430,000	417,898
4.750%, 03/15/45	2,135,000	2,081,721
4.850%, 06/15/44	450,000	445,239
AmerisourceBergen Corp. 4.250%, 03/01/45	560,000	514,714
EMD Finance LLC 2.400%, 03/19/20 (144A)	1,935,000	1,883,622
Express Scripts Holding Co. 4.750%, 11/15/21	880,000	943,589
Mead Johnson Nutrition Co. 3.000%, 11/15/20	935,000	934,718
Wyeth LLC 5.950%, 04/01/37	640,000	760,980

		11,578,803

Pipelines—0.9%
Energy Transfer Partners L.P. 4.150%, 10/01/20	1,575,000	1,452,927
5.150%, 02/01/43	1,200,000	857,869
Enterprise Products Operating LLC 3.350%, 03/15/23	1,440,000	1,302,133
4.950%, 10/15/54	265,000	207,306
6.450%, 09/01/40	1,300,000	1,235,161
Kinder Morgan Energy Partners L.P. 5.000%, 08/15/42	540,000	398,421
Kinder Morgan, Inc. 5.550%, 06/01/45	915,000	714,276

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
ONEOK Partners L.P. 6.125%, 02/01/41	550,000	$420,286
8.625%, 03/01/19	145,000	159,889
Plains All American Pipeline L.P. / PAA Finance Corp. 4.300%, 01/31/43	305,000	200,793
4.900%, 02/15/45	2,020,000	1,452,744
Williams Partners L.P. 3.350%, 08/15/22	420,000	318,804
4.000%, 09/15/25	1,230,000	920,976
5.400%, 03/04/44	555,000	371,976

		10,013,561

Real Estate—0.0%
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	444,000	436,713

Real Estate Investment Trusts—0.8%
Alexandria Real Estate Equities, Inc. 3.900%, 06/15/23	410,000	404,934
4.500%, 07/30/29	540,000	528,154
American Tower Corp. 2.800%, 06/01/20	1,300,000	1,285,038
3.400%, 02/15/19	1,335,000	1,369,428
Digital Delta Holdings LLC 3.400%, 10/01/20 (144A)	705,000	705,773
Digital Realty Trust L.P. 3.950%, 07/01/22	945,000	938,386
ERP Operating L.P. 4.625%, 12/15/21	940,000	1,020,164
Ventas Realty L.P. 3.500%, 02/01/25	1,250,000	1,196,914
Welltower, Inc. 4.125%, 04/01/19	1,395,000	1,454,846

		8,903,637

Retail—1.5%
AutoNation, Inc. 4.500%, 10/01/25	1,360,000	1,379,564
AutoZone, Inc. 2.875%, 01/15/23	880,000	850,505
CVS Health Corp. 2.250%, 12/05/18	2,445,000	2,456,797
5.125%, 07/20/45	1,780,000	1,875,107
Dollar General Corp. 4.150%, 11/01/25	900,000	894,069
Home Depot, Inc. (The) 4.250%, 04/01/46	350,000	357,802
4.400%, 04/01/21	700,000	770,854
5.950%, 04/01/41	990,000	1,231,970
Macy’s Retail Holdings, Inc.
2.875%, 02/15/23	790,000	715,939
5.125%, 01/15/42	450,000	386,821

Retail—(Continued)
McDonald’s Corp. 2.200%, 05/26/20	839,000	823,799
3.500%, 07/15/20	466,000	480,692
4.875%, 12/09/45	1,765,000	1,775,751
Signet UK Finance plc 4.700%, 06/15/24	740,000	728,726
Wal-Mart Stores, Inc. 3.625%, 07/08/20	1,480,000	1,583,547

		16,311,943

Software—0.2%
Microsoft Corp. 3.125%, 11/03/25	2,115,000	2,126,220

Telecommunications—0.9%
AT&T, Inc. 3.000%, 06/30/22	1,000,000	976,019
4.350%, 06/15/45	765,000	654,435
4.500%, 05/15/35	700,000	647,403
4.750%, 05/15/46	665,000	608,871
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17 (144A)	1,550,000	1,559,652
Verizon Communications, Inc. 0.877%, 06/09/17 (c)	1,035,000	1,030,640
2.450%, 11/01/22	820,000	776,196
4.672%, 03/15/55	1,583,000	1,374,362
5.012%, 08/21/54	1,704,000	1,560,167
6.350%, 04/01/19	625,000	703,146

		9,890,891

Transportation—0.3%
Burlington Northern Santa Fe LLC 4.400%, 03/15/42	1,295,000	1,231,406
Canadian Pacific Railway Co. 5.750%, 01/15/42	395,000	428,516
Kansas City Southern de Mexico S.A. de C.V. 3.000%, 05/15/23	470,000	444,758
Union Pacific Corp. 3.646%, 02/15/24	360,000	375,783
4.850%, 06/15/44	835,000	906,175

		3,386,638

Total Corporate Bonds & Notes (Cost $272,257,293)		265,123,123

Mutual Funds—7.0%

Investment Company Securities—7.0%
BB Biotech AG (a) (b)	769	223,037
Financial Select Sector SPDR Fund (a)	1,357,333	32,277,379
iShares Core S&P 500 ETF (a)	146,929	30,101,344
Vanguard Total Stock Market ETF	142,500	14,864,175

Total Mutual Funds (Cost $70,571,638)		77,465,935

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—0.6%

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—0.6%
U.S. Treasury Notes 0.500%, 06/30/16	5,680,000	$5,678,671
1.625%, 11/30/20	280,000	278,337
2.000%, 08/15/25	260,000	253,510

Total U.S. Treasury & Government Agencies (Cost $6,223,729)		6,210,518

Preferred Stocks—0.0%

Automobiles—0.0%
Porsche Automobil Holding SE	2,275	123,278

Banks—0.0%
Itausa—Investimentos Itau S.A.	38,060	66,008

Chemicals—0.0%
FUCHS Petrolub SE	4,596	217,151

Construction Materials—0.0%
Sto SE & Co. KGaA	207	25,725

Total Preferred Stocks (Cost $487,273)		432,162

Rights—0.0%

Banks—0.0%
UBI Banca, Expires 01/12/16 (b) (Cost $0)	21,348	0

Short-Term Investments—38.8%

Mutual Fund—4.5%
State Street Navigator Securities Lending MET Portfolio (d)	48,994,913	48,994,913

Repurchase Agreement—34.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $375,893,725 on 01/04/16, collateralized by $388,850,000 U.S. Treasury Notes with rates ranging from 1.000% - 1.625%, maturity dates ranging from 03/31/19 - 11/30/19, with a value of $383,417,972.	375,892,472	375,892,472

Total Short-Term Investments (Cost $424,887,385)		424,887,385

Total Investments— 100.9% (Cost $1,108,492,799) (e)		1,106,868,375
Other assets and liabilities (net)—(0.9)%		(10,060,840)

Net Assets—100.0%		$1,096,807,535

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $48,843,073 and the collateral received consisted of cash in the amount of $48,994,913 and non-cash collateral with a value of $1,826,784. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(e)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,112,948,459. The aggregate unrealized appreciation and depreciation of investments were $34,035,800 and $(40,115,884), respectively, resulting in net unrealized depreciation of $(6,080,084) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $29,639,886, which is 2.7% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(NVDR)—	Non-Voting Depository Receipts

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	353,669	JPMorgan Chase Bank N.A.	01/04/16	USD	257,319	$400
AUD	103,532	Royal Bank of Canada	01/05/16	USD	75,539	(95)
AUD	16,311,000	Citibank N.A.	03/10/16	USD	11,849,762	(2,034)
BRL	20,971,000	Deutsche Bank AG	03/10/16	USD	5,413,687	(220,244)
CAD	17,813,000	State Street Bank and Trust	03/10/16	USD	13,107,629	(231,853)
CHF	8,614,000	Credit Suisse International	03/10/16	USD	8,744,396	(120,440)
DKK	12,780,000	Deutsche Bank AG	03/10/16	USD	1,879,244	(14,597)
EUR	12,421	Royal Bank of Canada	01/04/16	USD	13,554	(56)
EUR	13,222	Royal Bank of Canada	01/04/16	USD	14,427	(59)
EUR	6,185	Standard Chartered Bank	01/04/16	USD	6,756	(34)
EUR	4,606	Deutsche Bank AG	01/05/16	USD	5,027	(22)
EUR	11,339	Deutsche Bank AG	01/05/16	USD	12,376	(54)
EUR	4,598	BNP Paribas S.A.	01/06/16	USD	5,004	(7)
EUR	4,960	BNP Paribas S.A.	01/06/16	USD	5,398	(8)
EUR	7,356,814	BNP Paribas S.A.	03/10/16	USD	8,142,139	(134,153)
EUR	15,082,000	Citibank N.A.	03/10/16	USD	16,533,947	(116,997)
EUR	7,119,587	HSBC Bank plc	03/10/16	USD	7,860,836	(111,074)
EUR	7,076,012	Standard Chartered Bank	03/10/16	USD	7,829,607	(127,277)
EUR	7,119,587	UBS AG	03/10/16	USD	7,865,236	(115,474)
GBP	15,681,000	JPMorgan Chase Bank N.A.	03/10/16	USD	23,807,961	(688,548)
INR	1,056,200,000	Standard Chartered Bank	03/10/16	USD	15,612,712	186,197
JPY	2,005,750	HSBC Bank plc	01/04/16	USD	16,634	53
JPY	1,022,461,000	BNP Paribas S.A.	03/10/16	USD	8,434,198	84,361
JPY	90,695,000	JPMorgan Chase Bank N.A.	03/10/16	USD	755,162	456
MXN	178,530,000	HSBC Bank plc	03/10/16	USD	10,409,913	(98,707)
SEK	16,740,000	Citibank N.A.	03/10/16	USD	1,975,693	11,038

Contracts to Deliver
EUR	7,747,000	Citibank N.A.	03/10/16	USD	8,530,369	97,660
GBP	1,389,700	Royal Bank of Canada	03/10/16	USD	2,113,572	64,657
JPY	197,997,000	Goldman Sachs & Co.	03/10/16	USD	1,648,917	(681)
KRW	22,803,000,000	HSBC Bank plc	03/10/16	USD	19,340,967	(77,381)
NOK	16,980,000	Standard Chartered Bank	03/10/16	USD	1,965,585	48,540
SGD	20,756,334	Citibank N.A.	03/10/16	USD	14,774,243	166,159
SGD	20,756,333	JPMorgan Chase Bank N.A.	03/10/16	USD	14,771,088	163,005
SGD	20,756,333	Standard Chartered Bank	03/10/16	USD	14,771,088	163,005
TWD	639,660,000	HSBC Bank plc	03/10/16	USD	19,494,697	7,839
TWD	426,440,000	HSBC Bank plc	03/10/16	USD	13,016,458	25,220
TWD	718,800,000	Standard Chartered Bank	03/10/16	USD	21,897,944	134

Cross Currency Contracts to Buy
AUD	31,009,434	State Street Bank and Trust	03/10/16	NZD	33,529,000	(317,785)
CHF	4,309,474	HSBC Bank plc	03/10/16	GBP	2,938,752	(18,318)
CHF	7,752,239	BNP Paribas S.A.	03/10/16	GBP	5,290,150	(38,378)
CHF	9,469,287	HSBC Bank plc	03/10/16	GBP	6,457,374	(40,251)
JPY	4,093,969,000	Royal Bank of Canada	03/10/16	GBP	22,248,260	1,306,698
SEK	93,280,000	Skandinaviska Enskilda Banken	03/10/16	EUR	10,009,529	175,122
SEK	93,000,000	Skandinaviska Enskilda Banken	03/10/16	EUR	9,995,593	157,061

Net Unrealized Appreciation						$183,078

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/16	485	AUD	61,327,144	$157,137
Euro Stoxx 50 Index Futures	03/18/16	2,758	EUR	88,944,612	1,709,401
FTSE 100 Index Futures	03/18/16	197	GBP	11,690,207	766,368
NASDAQ 100 E-Mini Index Futures	03/18/16	359	USD	33,300,066	(360,021)
Nikkei 225 Index Futures	03/10/16	218	JPY	4,296,666,640	(1,232,386)
Russell 2000 Mini Index Futures	03/18/16	308	USD	34,390,827	459,373
S&P 500 E-Mini Index Futures	03/18/16	117	USD	11,706,820	200,270
S&P TSX 60 Index Futures	03/17/16	151	CAD	23,009,558	(21,954)
U.S. Treasury Note 2 Year Futures	03/31/16	580	USD	126,166,772	(170,834)
U.S. Treasury Ultra Long Bond Futures	03/21/16	3	USD	472,036	4,026
United Kingdom Long Gilt Bond Futures	03/29/16	304	GBP	35,603,243	(155,031)

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/21/16	(57)	USD	(8,805,648)	41,898
U.S. Treasury Note 10 Year Futures	03/21/16	(125)	USD	(15,792,741)	54,460
U.S. Treasury Note 5 Year Futures	03/31/16	(818)	USD	(97,104,497)	318,481

Net Unrealized Appreciation					$1,771,188

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	3M LIBOR	0.192%	02/25/16	UBS AG	S&P 500 Consumer Staples Total Return Index	USD	22,100,736	$(715,434)	$—	$(715,434)
Pay	3M LIBOR	0.462%	02/25/16	UBS AG	S&P 500 Consumer Discretionary Total Return Index	USD	22,447,075	(717,009)	—	(717,009)

Totals								$(1,432,443)	$—	$(1,432,443)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	2.015%	07/23/25	USD	324,000,000	$7,652,585
Pay	3M LIBOR	2.931%	01/26/26	USD	324,000,000	37,940

Net Unrealized Appreciation						$7,690,525

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,421,764	$155,427	$—	$5,577,191
Air Freight & Logistics	1,859,295	600,700	—	2,459,995
Airlines	870,639	395,127	—	1,265,766
Auto Components	868,583	3,691,010	—	4,559,593
Automobiles	353,610	4,429,402	—	4,783,012
Banks	16,006,152	14,281,642	—	30,287,794
Beverages	4,020,236	3,129,043	—	7,149,279
Biotechnology	5,631,016	1,098,802	—	6,729,818
Building Products	213,495	193,825	—	407,320
Capital Markets	4,798,835	4,159,495	—	8,958,330
Chemicals	3,432,671	7,901,899	—	11,334,570
Commercial Services & Supplies	1,267,171	1,814,914	—	3,082,085
Communications Equipment	2,897,810	—	—	2,897,810
Construction & Engineering	296,423	1,296,792	—	1,593,215
Construction Materials	—	498,572	—	498,572
Consumer Finance	1,888,178	—	—	1,888,178
Containers & Packaging	1,653,723	—	—	1,653,723
Distributors	369,327	—	—	369,327
Diversified Consumer Services	233,170	12,747	—	245,917
Diversified Financial Services	957,346	2,416,355	—	3,373,701
Diversified Telecommunication Services	3,374,727	4,511,844	—	7,886,571
Electric Utilities	242,678	645,735	—	888,413
Electrical Equipment	2,796,934	3,222,588	—	6,019,522
Electronic Equipment, Instruments & Components	1,420,569	1,813,185	—	3,233,754

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Energy Equipment & Services	$1,758,434	$640,423	$—	$2,398,857
Food & Staples Retailing	2,297,513	2,712,227	—	5,009,740
Food Products	2,773,656	3,279,988	—	6,053,644
Gas Utilities	185,680	2,505,776	—	2,691,456
Health Care Equipment & Supplies	4,075,503	2,528,617	—	6,604,120
Health Care Providers & Services	6,031,103	345,796	—	6,376,899
Health Care Technology	543,976	55,737	—	599,713
Hotels, Restaurants & Leisure	2,658,801	1,049,512	—	3,708,313
Household Durables	895,092	3,117,228	—	4,012,320
Household Products	3,407,467	1,370,917	—	4,778,384
Independent Power and Renewable Electricity Producers	266,158	82,357	—	348,515
Industrial Conglomerates	3,345,511	1,222,757	—	4,568,268
Insurance	8,475,490	5,257,710	—	13,733,200
Internet & Catalog Retail	3,055,392	47,740	—	3,103,132
Internet Software & Services	7,034,267	805,817	—	7,840,084
IT Services	9,092,871	1,465,115	—	10,557,986
Leisure Products	700,433	287,396	—	987,829
Life Sciences Tools & Services	1,451,997	—	—	1,451,997
Machinery	4,198,909	4,934,950	—	9,133,859
Marine	—	287,719	—	287,719
Media	5,149,331	2,852,531	—	8,001,862
Metals & Mining	796,071	3,544,207	—	4,340,278
Multi-Utilities	249,017	477,408	—	726,425
Multiline Retail	858,171	356,196	—	1,214,367
Oil, Gas & Consumable Fuels	10,257,817	8,157,625	—	18,415,442
Paper & Forest Products	134,368	61,343	—	195,711
Personal Products	565,540	1,998,977	—	2,564,517
Pharmaceuticals	9,745,264	16,953,941	—	26,699,205
Professional Services	845,450	2,315,119	—	3,160,569
Real Estate Investment Trusts	1,629,996	962,009	—	2,592,005
Real Estate Management & Development	—	2,119,084	—	2,119,084
Road & Rail	1,046,729	3,127,160	—	4,173,889
Semiconductors & Semiconductor Equipment	4,927,329	724,844	—	5,652,173
Software	7,841,302	2,082,422	—	9,923,724
Specialty Retail	5,270,263	1,780,989	—	7,051,252
Technology Hardware, Storage & Peripherals	8,294,684	2,150,614	—	10,445,298
Textiles, Apparel & Luxury Goods	1,400,365	2,034,549	—	3,434,914
Thrifts & Mortgage Finance	184,549	—	—	184,549
Tobacco	2,507,485	2,597,054	—	5,104,539
Trading Companies & Distributors	672,089	33,679	—	705,768
Transportation Infrastructure	10,945	613,493	—	624,438
Water Utilities	—	197,247	—	197,247
Wireless Telecommunication Services	47,586	3,784,919	—	3,832,505
Total Common Stocks	185,556,956	147,192,296	—	332,749,252
Total Corporate Bonds & Notes*	—	265,123,123	—	265,123,123
Mutual Funds
Investment Company Securities	77,242,898	223,037	—	77,465,935
Total U.S. Treasury & Government Agencies*	—	6,210,518	—	6,210,518
Total Preferred Stocks*	—	432,162	—	432,162
Total Rights*	0	—	—	0
Short-Term Investments
Mutual Fund	48,994,913	—	—	48,994,913
Repurchase Agreement	—	375,892,472	—	375,892,472
Total Short-Term Investments	48,994,913	375,892,472	—	424,887,385
Total Investments	$311,794,767	$795,073,608	$—	$1,106,868,375

Collateral for Securities Loaned (Liability)	$—	$(48,994,913)	$—	$(48,994,913)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,657,605	$—	$2,657,605
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,474,527)	—	(2,474,527)
Total Forward Contracts	$—	$183,078	$—	$183,078
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,711,414	$—	$—	$3,711,414
Futures Contracts (Unrealized Depreciation)	(1,940,226)	—	—	(1,940,226)
Total Futures Contracts	$1,771,188	$—	$—	$1,771,188
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$7,690,525	$—	$7,690,525
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(1,432,443)	$—	$(1,432,443)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $103,462 were due to the application of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$730,975,903
Repurchase Agreement	375,892,472
Cash	14,821
Cash denominated in foreign currencies (c)	1,316,836
Cash collateral (d)	36,950,575
Unrealized appreciation on forward foreign currency exchange contracts	2,657,605
Receivable for:
Investments sold	33,135
Fund shares sold	307,081
Dividends and interest	3,577,139
Interest on OTC swap contracts	4,363
Variation margin on centrally cleared swap contracts	1,210,480
Prepaid expenses	2,814

Total Assets	1,152,943,224
Liabilities
OTC swap contracts at market value	1,432,443
Unrealized depreciation on forward foreign currency exchange contracts	2,474,527
Collateral for securities loaned	48,994,913
Payables for:
Investments purchased	566,177
Fund shares redeemed	97,647
Variation margin on futures contracts	1,333,587
Interest on OTC swap contracts	10,662
Accrued Expenses:
Management fees	596,399
Distribution and service fees	232,949
Deferred trustees’ fees	56,734
Other expenses	339,651

Total Liabilities	56,135,689

Net Assets	$1,096,807,535

Net Assets Consist of:
Paid in surplus	$1,066,268,375
Undistributed net investment income	15,764,232
Accumulated net realized gain	8,186,885
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	6,588,043

Net Assets	$1,096,807,535

Net Assets
Class B	$1,096,807,535
Capital Shares Outstanding*
Class B	97,344,842
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $732,600,327.
(b)	Includes securities loaned at value of $48,843,073.
(c)	Identified cost of cash denominated in foreign currencies was $1,324,518.
(d)	Includes collateral of $19,152,739 for futures contracts $1,440,000 for OTC swap contracts and $16,357,836 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$10,661,544
Interest	8,661,538
Securities lending income	310,502

Total investment income	19,633,584
Expenses
Management fees	6,765,020
Administration fees	72,998
Custodian and accounting fees	480,496
Distribution and service fees—Class B	2,639,121
Audit and tax services	84,666
Legal	31,096
Trustees’ fees and expenses	35,173
Shareholder reporting	58,859
Insurance	6,316
Miscellaneous	49,725

Total expenses	10,223,470

Net Investment Income	9,410,114

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	21,556,506
Futures contracts	(3,133,830)
Swap contracts	1,325,125
Foreign currency transactions	(1,229,374)

Net realized gain	18,518,427

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(45,299,515)
Futures contracts	827,653
Swap contracts	2,517,396
Foreign currency transactions	349,174

Net change in unrealized depreciation	(41,605,292)

Net realized and unrealized loss	(23,086,865)

Net Decrease in Net Assets From Operations	$(13,676,751)

(a)	Net of foreign withholding taxes of $412,289.
(b)	Net of foreign capital gains tax of $7,757.
(c)	Includes change in foreign capital gains tax of $8,143.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,410,114	$11,744,197
Net realized gain	18,518,427	35,066,890
Net change in unrealized appreciation (depreciation)	(41,605,292)	19,709,325

Increase (decrease) in net assets from operations	(13,676,751)	66,520,412

From Distributions to Shareholders
Net investment income
Class B	(10,565,679)	(11,797,788)
Net realized capital gains
Class B	(31,697,038)	(32,257,243)

Total distributions	(42,262,717)	(44,055,031)

Increase in net assets from capital share transactions	196,303,209	110,319,726

Total increase in net assets	140,363,741	132,785,107

Net Assets
Beginning of period	956,443,794	823,658,687

End of period	$1,096,807,535	$956,443,794

Undistributed net investment income
End of period	$15,764,232	$10,608,492

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class B
Sales	17,025,399	$202,292,880	10,163,463	$118,160,917
Reinvestments	3,640,200	42,262,717	3,944,049	44,055,031
Redemptions	(4,123,422)	(48,252,388)	(4,463,590)	(51,896,222)

Net increase	16,542,177	$196,303,209	9,643,922	$110,319,726

Increase derived from capital shares transactions		$196,303,209		$110,319,726

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2015	2014	2013		2012(a)
Net Asset Value, Beginning of Period	$11.84	$11.57	$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.11	0.15	0.12		0.14
Net realized and unrealized gain (loss) on investments	(0.20)	0.71	0.94		0.67

Total from investment operations	(0.09)	0.86	1.06		0.81

Less Distributions
Distributions from net investment income	(0.12)	(0.16)	(0.00	)(c)	(0.08)
Distributions from net realized capital gains	(0.36)	(0.43)	(0.04)		(0.18)

Total distributions	(0.48)	(0.59)	(0.04)		(0.26)

Net Asset Value, End of Period	$11.27	$11.84	$11.57		$10.55

Total Return (%) (d)	(0.88)	7.74	10.11	(f)	8.06	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.99	1.02		1.24	(g)
Net ratio of expenses to average net assets (%)	0.97	0.99	1.02	(h)	1.10	(g)(h)
Ratio of net investment income to average net assets (%)	0.89	1.30	1.10		1.96	(g)
Portfolio turnover rate (%)	78	85	94		132	(e)
Net assets, end of period (in millions)	$1,096.8	$956.4	$823.7		$335.3

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(g)	Computed on an annualized basis.
(h)	Includes the effects of expenses reimbursed by the Adviser.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Total Assets at December 31, 2015
Schroders Global Multi-Asset Portfolio, Ltd.	4/23/2012	$10,690	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the consolidated financial statements were issued.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, futures transactions, foreign capital gains taxes, premium amortization adjustments, controlled foreign corporation reversal, swap transactions, corporate actions, adjustments to prior period accumulated balances, real estate investment trusts (REIT) and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $375,892,472, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(11,582,688)	$—	$—	$—	$(11,582,688)
Corporate Bonds & Notes	(8,899,782)	—	—	—	(8,899,782)
Mutual Funds	(28,512,443)	—	—	—	(28,512,443)
Total	$(48,994,913)	$—	$—	$—	$(48,994,913)
Total Borrowings	$(48,994,913)	$—	$—	$—	$(48,994,913)
Gross amount of recognized liabilities for securities lending transactions					$(48,994,913)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$7,690,525
	Unrealized appreciation on futures contracts (a) (c)	576,002	Unrealized depreciation on futures contracts (a) (c)	$325,865
Equity			OTC swap contracts at market value (d)	1,432,443
	Unrealized appreciation on futures contracts (a) (c)	3,135,412	Unrealized depreciation on futures contracts (a) (c)	1,614,361
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,657,605	Unrealized depreciation on forward foreign currency exchange contracts	2,474,527

Total		$14,059,544		$5,847,196

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $4,363 and OTC swap interest payable of $10,662.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-36

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$84,361	$(84,361)	$—	$—
Citibank N.A.	274,857	(119,031)	—	155,826
HSBC Bank plc	33,112	(33,112)	—	—
JPMorgan Chase Bank N.A.	163,861	(163,861)	—	—
Royal Bank of Canada	1,371,355	(210)	—	1,371,145
Skandinaviska Enskilda Banken	332,183	—	—	332,183
Standard Chartered Bank	397,876	(127,311)	—	270,565

	$2,657,605	$(527,886)	$—	$2,129,719

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$172,546	$(84,361)	$—	$88,185
Citibank N.A.	119,031	(119,031)	—	—
Credit Suisse International	120,440	—	—	120,440
Deutsche Bank AG	234,917	—	—	234,917
Goldman Sachs & Co.	681	—	—	681
HSBC Bank plc	345,731	(33,112)	—	312,619
JPMorgan Chase Bank N.A.	688,548	(163,861)	—	524,687
Royal Bank of Canada	210	(210)	—	—
Standard Chartered Bank	127,311	(127,311)	—	—
State Street Bank and Trust	549,638	—	—	549,638
UBS AG	1,547,917	—	(1,440,000)	107,917

	$3,906,970	$(527,886)	$(1,440,000)	$1,939,084

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(1,314,470)	$(1,314,470)
Futures contracts	1,363,446	(4,497,276)	—	(3,133,830)
Swap contracts	5,959,461	(4,634,336)	—	1,325,125

	$7,322,907	$(9,131,612)	$(1,314,470)	$(3,123,175)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$262,303	$262,303
Futures contracts	(1,640,165)	2,467,818	—	827,653
Swap contracts	3,949,840	(1,432,444)	—	2,517,396

	$2,309,675	$1,035,374	$262,303	$3,607,352

MIST-37

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$323,779,068
Futures contracts long	143,443,353
Futures contracts short	(60,234,727)
Swap contracts	401,915,068

‡	Averages are based on activity levels during 2015.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-38

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$20,157,413	$520,644,727	$30,072,161	$560,855,851

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$6,765,020	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Schroder Investment Management North America Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Consolidated Statement of Operations.

MIST-39

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2015—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$25,885,914	$32,481,252	$16,376,803	$11,573,779	$42,262,717	$44,055,031

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$17,779,709	$13,224,477	$(408,292)	$—	$30,595,894

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-40

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroder’s Global Multi-Asset Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Schroders Global Multi-Asset Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Schroders Global Multi-Asset Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-41

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-42

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-43

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-44

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-45

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Schroder Investment Management North America Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year and since-inception (beginning April 23, 2012) periods ended June 30, 2015. The Board also considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2015. The Board also considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2015 and underperformed this benchmark for the three-year period ended October 31, 2015. The Board also noted that the Portfolio underperformed its blended benchmark for the one-year, three-year, and since-inception periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-46

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the SSGA Growth and Income ETF Portfolio returned -1.77%, -1.96%, and -1.93%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned -2.36%.

MARKET ENVIRONMENT / CONDITIONS

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (the “ECB”). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (the “BoC”) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. One day later, the ECB announced a larger than expected Quantitative Easing (“QE”) program scheduled to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” After the Royal Bank of Australia cut rates on February 3rd, the remainder of the quarter was moderately quiet in regards to actual central bank activity—communications from the Federal Reserve (the “Fed”) and its members notwithstanding.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas (“WTI”) crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. Later in the quarter markets were unsettled by a steady stream of worrying headlines and, in particular, news around the increasingly acrimonious bailout negotiations between Greece and the Troika (European Commission, ECB, and International Monetary Fund [the “IMF”]). Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Not surprisingly, equity markets on June 29th reacted negatively to the uncertainty created, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy. Also contributing to the market jitters, China’s central bank announced a surprise reduction in interest rates on June 27th. This move was widely viewed as a response to a precipitous fall in China’s roaring stock market. After rising 153% on a rolling one year basis through June 12th, the Shanghai Stock Exchange Composite Index had declined 19% through June 26th.

With clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market, global markets entered the third quarter of 2015 nervously. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. That a slowdown in emerging markets should be cause for increasing market jitters is attributable to the outsize contribution they had made to global growth in recent years. Since 2000, emerging markets had provided the majority of global GDP growth, doubling their share of global output from about 20% to near 40% in 2015. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index. That weakness was mostly attributed to a cascade of worrying headlines emanating from China, where a surprise currency devaluation and plummeting stock market spilled over in dramatic fashion to rattle global financial markets in late August. After trading in a curiously narrow channel for all of 2015, never up or down more than 3.5% from the beginning of the year, the S&P 500 Index declined six consecutive days for an ultimate correction of 11% through August 25th. On August 24th, the most aggressive day of the selloff, the VIX index of implied volatility hit an intraday high over 53, the highest level since the global financial crisis in March of 2009. The increase in market jitters accelerated a selloff in oil and commodities generally that had been underway since early July, sending the price of WTI crude below $40 on August 24th to the lowest level since 2009 while the broad Bloomberg Commodity Index declined to new thirteen year lows. The combination of the Chinese devaluation and plunging commodities proved particularly toxic for emerging market currencies, sending the Russian Ruble to its weakest closing price ever against the dollar on August 24th and the Brazilian Real down 6% on the month.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing to open the fourth quarter. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy—a concern that was seemingly validated when the IMF downgraded their forecast for global growth in early October. With that as a backdrop the most prominent central bank pronouncements hailed from Europe and China. On October 22nd, ECB President Draghi gave strong indications the

MIST-1

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

ECB would be prepared to introduce additional stimulus measures before the end of 2015 citing the negative effect weak emerging markets growth will have on meeting ECB inflation targets. This was followed a day later by an interest rate cut by the People’s Bank of China and further policy measures to combat weak investment growth and low inflation. As the quarter progressed, expectations that the Fed would finally be initiating the first increase in the target Federal Funds rate in over nine years in December steadily grew in interest rate futures markets, rising from an implied probability of 43% on November 1st to 72% on November 30th. Global investors were braced for an explicit realization of the now long running policy divergence thematic with high expectations for new monetary policy easing measures from the ECB and equally elevated expectations that December would bring the first rate rise in over nine years from the Fed. On December 3rd, the ECB cut its deposit rate by 10 basis points to -0.3% and announced an extension of its current bond buying program by six months through March 2017. These measures did represent an easing of policy, but the details were far less than what markets expected, sending European shares and the U.S. dollar sharply lower on the day of the policy announcement. On December 16th, the Fed in turn came through with a widely expected 0.25% increase in the Federal Funds rate, consistent with expectations priced in the overnight index swap market on the eve of the decision. Given there was little daylight between expectations and the final outcome, market reaction immediately following the Fed move was comparatively muted compared to the dispirited market reaction to the ECB.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through to end the year. For 2015, the MSCI World Index returned—0.9%, the weakest year for developed global equities since 2011. Leading the developed market regional indices for the quarter was the MSCI Pacific Index which returned 9.0% and a positive return for all of 2015 of 3.0%. U.S. investors in European equities faced a large headwind in the form of the strong U.S. Dollar that saw local returns of 4.9% in 2015 for the MSCI Europe Index reduced to a negative 2.8% once currency effects were accounted for. As underwhelming as returns in developed markets were for 2015, they were quite stellar compared to the performance of Emerging Markets with the MSCI Emerging Markets Index returning 0.7% for the fourth quarter and a negative 14.9% for 2015 as a whole. Investors in U.S. markets have also faced headwinds to earn positive returns in 2015 with year-to-date returns on the S&P 500 Total Return Index of 1.38%. Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500 Index for both the second and third quarters and the potential for more of the same in the final quarter of the year.

Results were mixed in the fixed income space. For government bonds, the Barclays U.S. Government Intermediate Bond Index returned 1.2%, while the corresponding long government index was down -1.2%. In U.S. credit markets, the fourth quarter punctuated an unsettlingly steady rise in both investment grade and speculative grade credit spreads throughout 2015. In the speculative U.S. high yield space much of the spread widening was attributable to the impact of sharply lower global oil prices on the energy sector, which represents better than 15% of the Barclays U.S. High Yield Index. Spreads for the Barclays U.S. High Yield Index were up nearly 180 basis points for the year, reaching their highest levels earlier in December since the spring of 2012. Evidence that credit conditions in the U.S. tightened throughout 2015 for reasons beyond energy prices is supported by the coincident rise in investment grade credits where spreads for the Barclays U.S. Long Credit Index widened from 184 basis points to 231 basis points at the end of the year close to levels not reached since July of 2012. The Barclays U.S. Aggregate Bond Index was up 0.6% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of -1.77% for the year, underperforming its composite benchmark. The Portfolio was negatively impacted by both asset allocation decisions and by the performance of the underlying ETFs versus their respective benchmarks.

From an asset allocation perspective, the single largest detractor to performance was the decision to overweight equity assets relative to fixed income and cash. Likewise, an overweight position in long government bonds also hurt, as investment grade bonds with shorter maturities general outperformed similar longer dated bonds. On the equity side, non-U.S. holdings seeking to hedge currency risk provided mixed results—with hedged European positions underperforming unhedged over the holding period. Lastly, tracking error incurred by the exchange traded funds held in the Portfolio weighed on results. These effects were most pronounced in the high yield ETF held in the Portfolio, which at times traded at a significant discount relative to its given index.

The largest contributor to performance from an asset allocation perspective was our underweight holding of emerging market equities. Emerging markets were at the epicenter of market volatility for much of the year and faced a number of macro headwinds, most notably Fed tightening and the potential for continued strength of the U.S. dollar. The Portfolio also benefitted from well-timed allocations to U.S. and non-U.S. REITs. Lastly, despite meager returns, favorable contributions were made by our allocation to cash. The Portfolio’s strategic mix delivered a negative return for 2015 and cash, while returning a near zero absolute return, still outperformed on a relative basis.

Looking forward to 2016, in contrast to the beginning of 2015, the outlook for global growth is generally more subdued. This saturnine outlook has been importantly influenced by lower expectations for the pace of China’s GDP growth rate. Indeed, the IMF forecasts

MIST-2

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Chinese GDP will fall to 6.3% in 2016 following an estimated growth rate of 6.9% for 2015, itself a disappointment relative to expectations at the beginning of the year. The IMF is also forecasting 2016 growth rates for both the U.S. and Global economy to be 0.3% softer than they were at the same point a year ago. Not surprisingly, with the outcome in 2015, forecasts for emerging markets growth outside China are also challenged; Brazil and Russia, the second and fourth largest emerging markets by output, are still forecast to be in recession for 2016.

At the end of the reporting period, the Portfolio had a modest bias to defensive versus growth oriented assets. Within equities we favored non-U.S. developed markets over their U.S. counterparts on relative policy support, favorable sentiment surrounding earnings and more attractive valuations. We continue to underweight emerging market equities on the slowdown in relative growth rates of emerging market economies compared to developed markets and an unfavorable currency outlook. Recognizing the generally low level of rates overall and potential risks of interest rate volatility, we have built a significant overweight in cash to help insulate the portfolio from any unfavorable moves across the curve. Lastly, given the mostly supportive policy backdrop as well as near record low default rates in high yield bonds, we maintain a cautiously optimistic outlook on credit. Nonetheless, the steady rise in both investment grade and high yield credit spreads does offer some cause for concern.

Dan Farley

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
SSGA Growth and Income ETF Portfolio
Class A	-1.77	6.22	—	5.08
Class B	-1.96	5.96	5.15	—
Class E	-1.93	6.08	—	4.93
MSCI ACWI (All Country World Index)	-2.36	6.09	4.76	—

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2006, 10/3/2005 and 5/1/2006, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	19.9
Vanguard Total Bond Market ETF	14.6
SPDR Barclays High Yield Bond ETF	12.6
iShares MSCI EAFE ETF	11.8
WisdomTree Europe Hedged Equity Fund	4.1
Vanguard REIT ETF	4.1
WisdomTree Japan Hedged Equity Fund	3.3
iShares TIPS Bond ETF	3.1
iShares 20+ Year Treasury Bond ETF	3.0
Health Care Select Sector SPDR Fund	2.1

MIST-4

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.31%	$1,000.00	$968.60	$1.54
	Hypothetical*	0.31%	$1,000.00	$1,023.64	$1.58

Class B(a)	Actual	0.56%	$1,000.00	$967.50	$2.78
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class E(a)	Actual	0.46%	$1,000.00	$967.60	$2.28
	Hypothetical*	0.46%	$1,000.00	$1,022.89	$2.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—88.2% of Net Assets

Security Description	Shares	Value

Investment Company Securities—88.2%
Consumer Discretionary Select Sector SPDR Fund (a) (b)	678,713	$53,041,421
Health Care Select Sector SPDR Fund (a) (b)	765,474	55,152,402
iShares 20+ Year Treasury Bond ETF (a)	662,695	79,934,271
iShares Core S&P Small-Cap ETF (a)	238,648	26,277,531
iShares MSCI Canada ETF (a)	1,469,487	31,593,970
iShares MSCI EAFE ETF (a)	5,330,394	313,160,647
iShares TIPS Bond ETF (a)	745,191	81,732,549
SPDR Barclays High Yield Bond ETF (a) (b)	9,852,119	334,085,355
SPDR Dow Jones International Real Estate ETF (a) (b)	691,063	27,034,385
SPDR S&P 500 ETF Trust (a) (b)	2,599,830	530,079,339
SPDR S&P International Small Cap ETF (b)	1,908,091	53,865,409
SPDR S&P MidCap 400 ETF Trust (a) (b)	51,771	13,154,493
Technology Select Sector SPDR Fund (a) (b)	1,241,175	53,159,525
Vanguard REIT ETF (a)	1,365,771	108,892,922
Vanguard Total Bond Market ETF (a)	4,805,290	388,075,220
WisdomTree Europe Hedged Equity Fund	2,042,544	109,909,293
WisdomTree Japan Hedged Equity Fund (a)	1,745,294	87,404,324

Total Mutual Funds (Cost $2,332,624,209)		2,346,553,056

Short-Term Investments—25.1%

Mutual Funds—25.1%
AIM STIT-STIC Prime Portfolio	311,080,884	311,080,884
State Street Navigator Securities Lending MET Portfolio (b) (c)	355,662,247	355,662,247

Total Short-Term Investments (Cost $666,743,131)		666,743,131

Total Investments—113.3% (Cost $2,999,367,340) (d)		3,013,296,187
Other assets and liabilities (net)—(13.3)%		(352,253,974)

Net Assets—100.0%		$2,661,042,213

(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $642,258,929 and the collateral received consisted of cash in the amount of $355,662,247 and non-cash collateral with a value of $305,295,788. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $3,011,479,225. The aggregate unrealized appreciation and depreciation of investments were $112,820,444 and $(111,003,482), respectively, resulting in net unrealized appreciation of $1,816,962 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,346,553,056	$—	$—	$2,346,553,056
Total Short-Term Investments*	666,743,131	—	—	666,743,131
Total Investments	$3,013,296,187	$—	$—	$3,013,296,187

Collateral for Securities Loaned (Liability)	$—	$(355,662,247)	$—	$(355,662,247)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,538,061,611
Affiliated investments at value (c) (d)	1,475,234,576
Receivable for:
Fund shares sold	556,157
Interest	4,990
Dividends on affiliated investments	5,065,614
Prepaid expenses	7,701

Total Assets	3,018,930,649
Liabilities
Collateral for securities loaned	355,662,247
Payables for:
Fund shares redeemed	787,607
Accrued Expenses:
Management fees	695,403
Distribution and service fees	562,232
Administration fees	5,500
Custodian and accounting fees	12,769
Deferred trustees’ fees	81,937
Other expenses	80,741

Total Liabilities	357,888,436

Net Assets	$2,661,042,213

Net Assets Consist of:
Paid in surplus	$2,447,777,546
Undistributed net investment income	62,339,294
Accumulated net realized gain	136,996,526
Unrealized appreciation on investments and affiliated investments	13,928,847

Net Assets	$2,661,042,213

Net Assets
Class A	$27,005,675
Class B	2,623,843,061
Class E	10,193,477
Capital Shares Outstanding*
Class A	2,366,930
Class B	231,609,350
Class E	897,422
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.41
Class B	11.33
Class E	11.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,592,160,804.
(b)	Includes securities loaned at value of $173,830,779.
(c)	Identified cost of affiliated investments was $1,407,206,536.
(d)	Includes securities loaned at value of $468,428,150.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Underlying ETFs	$32,297,876
Dividends from affiliated investments	38,633,670
Interest	189,307
Securities lending income from affiliated investments	3,066,309

Total investment income	74,187,162
Expenses
Management fees	8,704,664
Administration fees	22,280
Custodian and accounting fees	30,700
Distribution and service fees—Class B	7,030,505
Distribution and service fees—Class E	17,004
Audit and tax services	38,250
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	51,225
Insurance	18,671
Miscellaneous	25,249

Total expenses	16,000,181

Net Investment Income	58,186,981

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	8,073,273
Affiliated investments	129,322,301
Capital gain distributions from Underlying ETFs	12,007,968
Capital gain distributions from affiliated investments	290,072

Net realized gain	149,693,614

Net change in unrealized depreciation on:
Investments	(85,949,859)
Affiliated investments	(173,893,902)

Net change in unrealized depreciation	(259,843,761)

Net realized and unrealized loss	(110,150,147)

Net Decrease in Net Assets From Operations	$(51,963,166)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,186,981	$65,268,334
Net realized gain	149,693,614	164,047,917
Net change in unrealized depreciation	(259,843,761)	(57,734,308)

Increase (decrease) in net assets from operations	(51,963,166)	171,581,943

From Distributions to Shareholders
Net investment income
Class A	(709,365)	(682,050)
Class B	(64,559,466)	(66,328,760)
Class E	(274,098)	(281,232)
Net realized capital gains
Class A	(1,552,696)	(1,619,345)
Class B	(157,391,527)	(175,216,589)
Class E	(639,561)	(709,033)

Total distributions	(225,126,713)	(244,837,009)

Decrease in net assets from capital share transactions	(11,029,590)	(24,532,803)

Total decrease in net assets	(288,119,469)	(97,787,869)

Net Assets
Beginning of period	2,949,161,682	3,046,949,551

End of period	$2,661,042,213	$2,949,161,682

Undistributed net investment income
End of period	$62,339,294	$67,015,897

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	300,959	$3,738,291	399,964	$5,051,526
Reinvestments	189,929	2,262,061	191,783	2,301,395
Redemptions	(372,207)	(4,605,503)	(507,018)	(6,432,754)

Net increase	118,681	$1,394,849	84,729	$920,167

Class B
Sales	4,912,966	$59,332,440	5,798,284	$72,534,933
Reinvestments	18,745,861	221,950,993	20,229,929	241,545,349
Redemptions	(24,102,317)	(292,961,957)	(27,089,439)	(339,671,937)

Net decrease	(443,490)	$(11,678,524)	(1,061,226)	$(25,591,655)

Class E
Sales	98,414	$1,207,182	121,530	$1,524,458
Reinvestments	77,037	913,659	82,798	990,265
Redemptions	(235,098)	(2,866,756)	(189,008)	(2,376,038)

Net increase (decrease)	(59,647)	$(745,915)	15,320	$138,685

Decrease derived from capital shares transactions		$(11,029,590)		$(24,532,803)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.62	$12.98	$12.08	$11.21	$11.48

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.31	0.31	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.46)	0.43	1.22	1.09	(0.17)

Total from investment operations	(0.18)	0.74	1.53	1.43	0.17

Less Distributions
Distributions from net investment income	(0.32)	(0.33)	(0.34)	(0.30)	(0.22)
Distributions from net realized capital gains	(0.71)	(0.77)	(0.29)	(0.26)	(0.22)

Total distributions	(1.03)	(1.10)	(0.63)	(0.56)	(0.44)

Net Asset Value, End of Period	$11.41	$12.62	$12.98	$12.08	$11.21

Total Return (%) (b)	(1.77)	6.14	13.22	13.11	1.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	2.30	2.45	2.52	2.96	3.01
Portfolio turnover rate (%)	43	55	47	39	36
Net assets, end of period (in millions)	$27.0	$28.4	$28.1	$21.1	$15.5

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.53	$12.90	$12.01	$11.15	$11.43

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.27	0.27	0.30	0.31
Net realized and unrealized gain (loss) on investments	(0.45)	0.42	1.22	1.10	(0.17)

Total from investment operations	(0.20)	0.69	1.49	1.40	0.14

Less Distributions
Distributions from net investment income	(0.29)	(0.29)	(0.31)	(0.28)	(0.20)
Distributions from net realized capital gains	(0.71)	(0.77)	(0.29)	(0.26)	(0.22)

Total distributions	(1.00)	(1.06)	(0.60)	(0.54)	(0.42)

Net Asset Value, End of Period	$11.33	$12.53	$12.90	$12.01	$11.15

Total Return (%) (b)	(1.96)	5.81	12.93	12.85	1.06

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.56	0.56	0.56	0.57	0.57
Ratio of net investment income to average net assets (%) (d)	2.04	2.17	2.21	2.64	2.79
Portfolio turnover rate (%)	43	55	47	39	36
Net assets, end of period (in millions)	$2,623.8	$2,908.8	$3,006.7	$2,879.1	$2,600.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.57	$12.93	$12.03	$11.17	$11.44

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.28	0.29	0.32	0.32
Net realized and unrealized gain (loss) on investments	(0.46)	0.44	1.23	1.09	(0.17)

Total from investment operations	(0.20)	0.72	1.52	1.41	0.15

Less Distributions
Distributions from net investment income	(0.30)	(0.31)	(0.33)	(0.29)	(0.20)
Distributions from net realized capital gains	(0.71)	(0.77)	(0.29)	(0.26)	(0.22)

Total distributions	(1.01)	(1.08)	(0.62)	(0.55)	(0.42)

Net Asset Value, End of Period	$11.36	$12.57	$12.93	$12.03	$11.17

Total Return (%) (b)	(1.93)	6.00	13.11	12.91	1.17

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.46	0.46	0.46	0.47	0.47
Ratio of net investment income to average net assets (%) (d)	2.11	2.26	2.34	2.76	2.85
Portfolio turnover rate (%)	43	55	47	39	36
Net assets, end of period (in millions)	$10.2	$12.0	$12.2	$10.9	$9.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignations and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-12

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”), as the lending agent. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSGA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSGA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one or more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection

MIST-13

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,136,570,430	$0	$1,489,630,371

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$8,704,664	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2015 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Consumer Discretionary Select Sector SPDR Fund	—	771,833	(93,120)	678,713
Financial Select Sector SPDR Fund	2,458,962	2,348,466	(4,807,428)	—
Health Care Select Sector SPDR Fund	838,511	44,547	(117,584)	765,474
Industrial Select Sector SPDR Fund	—	1,023,816	(1,023,816)	—
SPDR Barclays High Yield Bond ETF	7,658,442	3,612,649	(1,418,972)	9,852,119
SPDR Dow Jones International Real Estate ETF	1,419,960	402,579	(1,131,476)	691,063
SPDR Gold Shares	268,484	—	(268,484)	—
SPDR S&P 500 ETF Trust	4,236,323	—	(1,636,493)	2,599,830
SPDR S&P International Small Cap ETF	1,892,196	266,114	(250,219)	1,908,091
SPDR S&P MidCap 400 ETF Trust	113,342	51,771	(113,342)	51,771
State Street Navigator Securities Lending MET Portfolio	674,829,885	5,821,730,488	(6,140,898,126)	355,662,247
Technology Select Sector SPDR Fund	1,460,237	1,241,175	(1,460,237)	1,241,175

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2015
Consumer Discretionary Select Sector SPDR Fund	$212,018	$—	$624,639	$53,041,421
Financial Select Sector SPDR Fund	(3,729,732)	—	489,555	—
Health Care Select Sector SPDR Fund	1,595,798	—	807,843	55,152,402
Industrial Select Sector SPDR Fund	831,945	—	—	—
SPDR Barclays High Yield Bond ETF	(2,596,043)	—	20,839,335	334,085,355
SPDR Dow Jones International Real Estate ETF	(576,879)	—	1,140,895	27,034,385
SPDR Gold Shares	(6,391,595)	—	—	—
SPDR S&P 500 ETF Trust	125,096,483	—	12,584,889	530,079,339
SPDR S&P International Small Cap ETF	(370,788)	290,072	1,147,533	53,865,409
SPDR S&P MidCap 400 ETF Trust	5,338,861	—	219,860	13,154,493
State Street Navigator Securities Lending MET Portfolio	—	—	3,066,309	355,662,247
Technology Select Sector SPDR Fund	9,912,233	—	779,121	53,159,525

	$129,322,301	$290,072	$41,699,979	$1,457,234,576

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-15

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$88,566,332	$72,797,312	$136,560,381	$172,039,697	$225,126,713	$244,837,009

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$62,421,229	$149,108,414	$1,816,961	$—	$213,346,604

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSGA Growth and Income ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSGA Growth and Income ETF Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSGA Growth and Income ETF Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-17

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-20

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-21

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-year period ended October 31, 2015 and underperformed its benchmark for the three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-22

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the SSGA Growth ETF Portfolio returned -2.04%, -2.31%, and -2.21%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned -2.36%.

MARKET ENVIRONMENT / CONDITIONS

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (the “ECB”). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (the “BoC”) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. One day later, the ECB announced a larger than expected Quantitative Easing (“QE”) program scheduled to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” After the Royal Bank of Australia cut rates on February 3rd, the remainder of the quarter was moderately quiet in regards to actual central bank activity—communications from the Federal Reserve (the “Fed”) and its members notwithstanding.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas (“WTI”) crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. Later in the quarter markets were unsettled by a steady stream of worrying headlines and, in particular, news around the increasingly acrimonious bailout negotiations between Greece and the Troika (European Commission, ECB, and International Monetary Fund [the “IMF”]). Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Not surprisingly, equity markets on June 29th reacted negatively to the uncertainty created, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy. Also contributing to the market jitters, China’s central bank announced a surprise reduction in interest rates on June 27th. This move was widely viewed as a response to a precipitous fall in China’s roaring stock market. After rising 153% on a rolling one year basis through June 12, the Shanghai Stock Exchange Composite Index had declined 19% through June 26th.

With clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market, global markets entered the third quarter of 2015 nervously. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. That a slowdown in emerging markets should be cause for increasing market jitters is attributable to the outsize contribution they had made to global growth in recent years. Since 2000, emerging markets had provided the majority of global GDP growth, doubling their share of global output from about 20% to near 40% in 2015. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index. That weakness was mostly attributed to a cascade of worrying headlines emanating from China, where a surprise currency devaluation and plummeting stock market spilled over in dramatic fashion to rattle global financial markets in late August. After trading in a curiously narrow channel for all of 2015, never up or down more than 3.5% from the beginning of the year, the S&P 500 Index declined six consecutive days for an ultimate correction of 11% through August 25th. On August 24th, the most aggressive day of the selloff, the VIX index of implied volatility hit an intraday high over 53, the highest level since the global financial crisis in March of 2009. The increase in market jitters accelerated a selloff in oil and commodities generally that had been underway since early July, sending the price of WTI crude below $40 on August 24th to the lowest level since 2009 while the broad Bloomberg Commodity Index declined to new thirteen year lows. The combination of the Chinese devaluation and plunging commodities proved particularly toxic for emerging market currencies, sending the Russian Ruble to its weakest closing price ever against the dollar on August 24th and the Brazilian Real down 6% on the month.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing to open the fourth quarter. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy—a concern that was seemingly validated when the IMF downgraded their forecast for global growth in early October. With that as a backdrop the most prominent central bank pronouncements hailed from Europe and China. On October 22nd ECB President Draghi gave strong indications the ECB would be

MIST-1

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

prepared to introduce additional stimulus measures before the end of 2015 citing the negative effect weak emerging markets growth will have on meeting ECB inflation targets. This was followed a day later by an interest rate cut by the People’s Bank of China and further policy measures to combat weak investment growth and low inflation. As the quarter progressed, expectations that the Fed would finally be initiating the first increase in the target federal funds rate in over nine years in December steadily grew in interest rate futures markets, rising from an implied probability of 43% on November 1st to 72% on November 30th. Global investors were braced for an explicit realization of the now long running policy divergence thematic with high expectations for new monetary policy easing measures from the ECB and equally elevated expectations that December would bring the first rate rise in over nine years from the Fed. On December 3rd, the ECB cut its deposit rate by 10 basis points to -0.3% and announced an extension of its current bond buying program by six months through March 2017. These measures did represent an easing of policy, but the details were far less than what markets expected, sending European shares and the U.S. dollar sharply lower on the day of the policy announcement. On December 16th, the Fed in turn came through with a widely expected 0.25% increase in the Federal Funds rate, consistent with expectations priced in the overnight index swap market on the eve of the decision. Given there was little daylight between expectations and the final outcome, market reaction immediately following the Fed move was comparatively muted compared to the dispirited market reaction to the ECB.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through to end the year. For 2015, the MSCI World Index returned—0.9%, the weakest year for developed global equities since 2011. Leading the developed market regional indices for the quarter was the MSCI Pacific Index which returned 9.0% and a positive return for all of 2015 of 3.0%. U.S. investors in European equities faced a large headwind in the form of the strong U.S. Dollar that saw local returns of 4.9% in 2015 for the MSCI Europe Index reduced to a negative 2.8% once currency effects were accounted for. As underwhelming as returns in developed markets were for 2015, they were quite stellar compared to the performance of Emerging Markets with the MSCI Emerging Markets Index returning 0.7% for the fourth quarter and a negative 14.9% for 2015 as a whole. Investors in U.S. markets have also faced headwinds to earn positive returns in 2015 with year-to-date returns on the S&P 500 Total Return Index of 1.38%. Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500 Index for both the second and third quarters and the potential for more of the same in the final quarter of the year.

Results were mixed in the fixed income space. For government bonds, the Barclays U.S. Government Intermediate Bond Index returned 1.2%, while the corresponding long government index was down -1.2%. In U.S. credit markets, the fourth quarter punctuated an unsettlingly steady rise in both investment grade and speculative grade credit spreads throughout 2015. In the speculative U.S. high yield space much of the spread widening was attributable to the impact of sharply lower global oil prices on the energy sector, which represents better than 15% of the Barclays U.S. High Yield Index. Spreads for the Barclays U.S. High Yield Index were up nearly 180 basis points for the year, reaching their highest levels earlier in December since the spring of 2012. Evidence that credit conditions in the U.S. tightened throughout 2015 for reasons beyond energy prices is supported by the coincident rise in investment grade credits where spreads for the Barclays U.S. Long Credit Index widened from 184 basis points to 231 basis points at the end of the year close to levels not reached since July of 2012. The Barclays U.S. Aggregate Bond Index was up 0.6% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of -2.04% for the year, underperforming its composite benchmark. The Portfolio was negatively impacted by both asset allocation decisions and by the performance of the underlying ETFs versus their respective benchmarks.

From an asset allocation perspective, the single largest detractor to performance was the decision to overweight equity assets relative to fixed income and cash. Likewise, an overweight position in long government bonds also hurt, as investment grade bonds with shorter maturities general outperformed similar longer dated bonds. On the equity side, non-U.S. holdings seeking to hedge currency risk provided mixed results—with hedged European positions underperforming unhedged over the holding period. Lastly, tracking error incurred by the exchange traded funds held in the Portfolio weighed on results. These effects were most pronounced in the high yield ETF held in the Portfolio, which at times traded at a significant discount relative to its given index.

The largest contributor to performance from an asset allocation perspective was the Portfolio’s underweight holding of emerging market equities. Emerging markets were at the epicenter of market volatility for much of the year and faced a number of macro headwinds, most notably Fed tightening and the potential for continued strength of the U.S. dollar. The Portfolio also benefitted from well-timed allocations to U.S. and non-U.S. REITs. Lastly, despite meager returns, favorable contributions were made by our allocation to cash. The Portfolio’s strategic mix delivered a negative return for 2015 and cash, while returning a near zero absolute return, still outperformed on a relative basis.

Looking forward to 2016, in contrast to the beginning of 2015, the outlook for global growth is generally more subdued. This saturnine outlook has been importantly influenced by lower expectations for the pace of China’s GDP growth rate. Indeed, the IMF forecasts

MIST-2

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Chinese GDP will fall to 6.3% in 2016 following an estimated growth rate of 6.9% for 2015, itself a disappointment relative to expectations at the beginning of the year. The IMF is also forecasting 2016 growth rates for both the U.S. and Global economy to be 0.3% softer than they were at the same point a year ago. Not surprisingly, with the outcome in 2015, forecasts for emerging markets growth outside China are also challenged; Brazil and Russia, the second and fourth largest emerging markets by output, are still forecast to be in recession for 2016.

At the end of the reporting period, the Portfolio had a modest bias to defensive versus growth oriented assets. Within equities we favored non-U.S. developed markets over their U.S. counterparts on relative policy support, favorable sentiment surrounding earnings and more attractive valuations. We continue to underweight emerging market equities on the slowdown in relative growth rates of emerging market economies compared to developed markets and an unfavorable currency outlook. Recognizing the generally low level of rates overall and potential risks of interest rate volatility, we have built a significant overweight in cash to help insulate the portfolio from any unfavorable moves across the curve. Lastly, given the mostly supportive policy backdrop as well as near record low default rates in high yield bonds, we maintain a cautiously optimistic outlook on credit. Nonetheless, the steady rise in both investment grade and high yield credit spreads does offer some cause for concern.

Dan Farley

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
SSGA Growth ETF Portfolio
Class A	-2.04	6.76	—	4.75
Class B	-2.31	6.47	4.98	—
Class E	-2.21	6.59	—	4.60
MSCI ACWI (All Country World Index)	-2.36	6.09	4.76	—

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2006, 10/3/2005 and 5/1/2006, respectively. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	25.0
iShares MSCI EAFE ETF	18.2
SPDR Barclays High Yield Bond ETF	7.8
WisdomTree Europe Hedged Equity Fund	4.1
Vanguard REIT ETF	4.0
SPDR S&P MidCap 400 ETF Trust	3.5
WisdomTree Japan Hedged Equity Fund	3.3
SPDR S&P International Small Cap ETF	3.0
iShares 20+ Year Treasury Bond ETF	3.0
iShares Core S&P Small-Cap ETF	3.0

MIST-4

Met Investors Series Trust

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.34%	$1,000.00	$959.50	$1.68
	Hypothetical*	0.34%	$1,000.00	$1,023.49	$1.73

Class B(a)	Actual	0.59%	$1,000.00	$957.60	$2.91
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class E(a)	Actual	0.49%	$1,000.00	$957.70	$2.42
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—88.4% of Net Assets

Security Description	Shares	Value

Investment Company Securities—88.4%
Consumer Discretionary Select Sector SPDR Fund (a) (b)	233,456	$18,244,586
Health Care Select Sector SPDR Fund (a) (b)	263,126	18,958,228
iShares 20+ Year Treasury Bond ETF (a)	231,816	27,961,646
iShares Core MSCI Emerging Markets ETF (a)	468,804	18,466,190
iShares Core S&P Small-Cap ETF (a)	250,478	27,580,133
iShares MSCI Canada ETF (a)	771,146	16,579,639
iShares MSCI EAFE ETF (a)	2,872,828	168,778,645
iShares TIPS Bond ETF	85,486	9,376,104
SPDR Barclays High Yield Bond ETF (a) (b)	2,143,424	72,683,508
SPDR Dow Jones International Real Estate ETF (a) (b)	244,330	9,558,190
SPDR S&P 500 ETF Trust (a) (b)	1,135,015	231,418,208
SPDR S&P International Small Cap ETF (b)	994,457	28,073,521
SPDR S&P MidCap 400 ETF Trust (a) (b)	126,824	32,224,710
Technology Select Sector SPDR Fund (a) (b)	425,516	18,224,850
Vanguard REIT ETF (a)	470,132	37,483,624
Vanguard Total Bond Market ETF (a)	174,906	14,125,409
WisdomTree Europe Hedged Equity Fund	714,675	38,456,662
WisdomTree Japan Hedged Equity Fund (a)	611,680	30,632,934

Total Mutual Funds (Cost $782,637,039)		818,826,787

Short-Term Investments—23.4%

Mutual Funds—23.4%
AIM STIT-STIC Prime Portfolio	106,817,566	106,817,566
State Street Navigator Securities Lending MET Portfolio (b) (c)	110,328,140	110,328,140

Total Short-Term Investments (Cost $217,145,706)		217,145,706

Total Investments—111.8% (Cost $999,782,745) (d)		1,035,972,493
Other assets and liabilities (net)—(11.8)%		(109,082,593)

Net Assets—100.0%		$926,889,900

(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $253,636,263 and the collateral received consisted of cash in the amount of $110,328,140 and non-cash collateral with a value of $150,895,278. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,004,130,765. The aggregate unrealized appreciation and depreciation of investments were $64,109,000 and $(32,267,272), respectively, resulting in net unrealized appreciation of $31,841,728 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$818,826,787	$—	$—	$818,826,787
Total Short-Term Investments*	217,145,706	—	—	217,145,706
Total Investments	$1,035,972,493	$—	$—	$1,035,972,493

Collateral for Securities Loaned (Liability)	$—	$(110,328,140)	$—	$(110,328,140)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$496,258,552
Affiliated investments at value (c) (d)	539,713,941
Receivable for:
Fund shares sold	13,232
Interest	1,703
Dividends on affiliated investments	1,908,553
Prepaid expenses	2,697

Total Assets	1,037,898,678
Liabilities
Collateral for securities loaned	110,328,140
Payables for:
Fund shares redeemed	68,491
Accrued Expenses:
Management fees	251,271
Distribution and service fees	192,301
Administration fees	5,500
Custodian and accounting fees	12,678
Deferred trustees’ fees	81,937
Other expenses	68,460

Total Liabilities	111,008,778

Net Assets	$926,889,900

Net Assets Consist of:
Paid in surplus	$818,128,256
Undistributed net investment income	19,436,071
Accumulated net realized gain	53,135,825
Unrealized appreciation on investments and affiliated investments	36,189,748

Net Assets	$926,889,900

Net Assets
Class A	$26,999,539
Class B	892,297,907
Class E	7,592,454
Capital Shares Outstanding*
Class A	2,375,033
Class B	79,007,270
Class E	670,573
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.37
Class B	11.29
Class E	11.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $512,871,777.
(b)	Includes securities loaned at value of $48,583,827.
(c)	Identified cost of affiliated investments was $486,910,968.
(d)	Includes securities loaned at value of $205,052,436.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Underlying ETFs	$10,505,516
Dividends from affiliated investments	12,094,447
Interest	66,366
Securities lending income from affiliated investments	1,074,399

Total investment income	23,740,728
Expenses
Management fees	3,128,020
Administration fees	22,280
Custodian and accounting fees	30,332
Distribution and service fees—Class B	2,391,714
Distribution and service fees—Class E	12,326
Audit and tax services	38,250
Legal	26,461
Trustees’ fees and expenses	35,173
Shareholder reporting	38,101
Insurance	6,436
Miscellaneous	15,108

Total expenses	5,744,201

Net Investment Income	17,996,527

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	4,975,733
Affiliated investments	49,415,131
Capital gain distributions from Underlying ETFs	4,086,388
Capital gain distributions from affiliated investments	151,179

Net realized gain	58,628,431

Net change in unrealized depreciation on:
Investments	(37,269,542)
Affiliated investments	(60,405,368)

Net change in unrealized depreciation	(97,674,910)

Net realized and unrealized loss	(39,046,479)

Net Decrease in Net Assets From Operations	$(21,049,952)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,996,527	$19,742,858
Net realized gain	58,628,431	58,720,378
Net change in unrealized depreciation	(97,674,910)	(24,834,629)

Increase (decrease) in net assets from operations	(21,049,952)	53,628,607

From Distributions to Shareholders
Net investment income
Class A	(622,967)	(529,593)
Class B	(19,132,936)	(18,433,185)
Class E	(168,956)	(172,768)
Net realized capital gains
Class A	(1,510,422)	(1,558,077)
Class B	(52,256,358)	(60,844,497)
Class E	(442,229)	(541,653)

Total distributions	(74,133,868)	(82,079,773)

Increase in net assets from capital share transactions	14,743,190	25,734,790

Total decrease in net assets	(80,440,630)	(2,716,376)

Net Assets
Beginning of period	1,007,330,530	1,010,046,906

End of period	$926,889,900	$1,007,330,530

Undistributed net investment income
End of period	$19,436,071	$20,350,283

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	331,451	$4,025,156	402,674	$5,075,081
Reinvestments	177,634	2,133,389	175,435	2,087,670
Redemptions	(252,942)	(3,012,682)	(317,920)	(3,945,587)

Net increase	256,143	$3,145,863	260,189	$3,217,164

Class B
Sales	5,551,105	$67,021,107	6,477,443	$81,025,037
Reinvestments	5,973,999	71,389,294	6,690,100	79,277,682
Redemptions	(10,457,433)	(126,555,073)	(11,056,086)	(138,015,868)

Net increase	1,067,671	$11,855,328	2,111,457	$22,286,851

Class E
Sales	91,818	$1,119,844	99,689	$1,249,449
Reinvestments	51,060	611,185	60,187	714,421
Redemptions	(160,718)	(1,989,030)	(138,929)	(1,733,095)

Net increase (decrease)	(17,840)	$(258,001)	20,947	$230,775

Increase derived from capital shares transactions		$14,743,190		$25,734,790

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.55	$12.96	$11.66	$10.72	$11.11

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.28	0.29	0.30	0.28
Net realized and unrealized gain (loss) on investments	(0.45)	0.40	1.75	1.30	(0.47)

Total from investment operations	(0.20)	0.68	2.04	1.60	(0.19)

Less Distributions
Distributions from net investment income	(0.29)	(0.28)	(0.29)	(0.25)	(0.20)
Distributions from net realized capital gains	(0.69)	(0.81)	(0.45)	(0.41)	0.00

Total distributions	(0.98)	(1.09)	(0.74)	(0.66)	(0.20)

Net Asset Value, End of Period	$11.37	$12.55	$12.96	$11.66	$10.72

Total Return (%) (b)	(2.04)	5.69	18.34	15.32	(1.87)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.34	0.34	0.33	0.35	0.35
Ratio of net investment income to average net assets (%) (d)	2.08	2.21	2.36	2.72	2.51
Portfolio turnover rate (%)	43	56	48	43	35
Net assets, end of period (in millions)	$27.0	$26.6	$24.1	$15.1	$10.1

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.47	$12.89	$11.60	$10.67	$11.07

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.24	0.24	0.26	0.24
Net realized and unrealized gain (loss) on investments	(0.46)	0.40	1.76	1.30	(0.46)

Total from investment operations	(0.24)	0.64	2.00	1.56	(0.22)

Less Distributions
Distributions from net investment income	(0.25)	(0.25)	(0.26)	(0.22)	(0.18)
Distributions from net realized capital gains	(0.69)	(0.81)	(0.45)	(0.41)	0.00

Total distributions	(0.94)	(1.06)	(0.71)	(0.63)	(0.18)

Net Asset Value, End of Period	$11.29	$12.47	$12.89	$11.60	$10.67

Total Return (%) (b)	(2.31)	5.38	18.07	15.03	(2.13)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.59	0.59	0.58	0.60	0.60
Ratio of net investment income to average net assets (%) (d)	1.80	1.94	2.01	2.33	2.20
Portfolio turnover rate (%)	43	56	48	43	35
Net assets, end of period (in millions)	$892.3	$972.1	$977.3	$830.6	$749.5
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.50	$12.92	$11.62	$10.69	$11.08

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.26	0.26	0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.46)	0.39	1.76	1.30	(0.48)

Total from investment operations	(0.23)	0.65	2.02	1.57	(0.21)

Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.27)	(0.23)	(0.18)
Distributions from net realized capital gains	(0.69)	(0.81)	(0.45)	(0.41)	0.00

Total distributions	(0.95)	(1.07)	(0.72)	(0.64)	(0.18)

Net Asset Value, End of Period	$11.32	$12.50	$12.92	$11.62	$10.69

Total Return (%) (b)	(2.21)	5.48	18.25	15.12	(1.99)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.49	0.49	0.48	0.50	0.50
Ratio of net investment income to average net assets (%) (d)	1.88	2.04	2.13	2.45	2.34
Portfolio turnover rate (%)	43	56	48	43	35
Net assets, end of period (in millions)	$7.6	$8.6	$8.6	$7.0	$6.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignations and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-12

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”), as the lending agent. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSGA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSGA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one or more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of

MIST-13

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$394,360,956	$0	$493,111,641

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$3,128,020	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2015 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Consumer Discretionary Select Sector SPDR Fund	—	270,915	(37,459)	233,456
Financial Select Sector SPDR Fund	814,408	816,915	(1,631,323)	—
Health Care Select Sector SPDR Fund	285,923	14,242	(37,039)	263,126
Industrial Select Sector SPDR Fund	—	356,637	(356,637)	—
SPDR Barclays High Yield Bond ETF	1,305,710	1,270,016	(432,302)	2,143,424
SPDR Dow Jones International Real Estate ETF	484,180	128,043	(367,893)	244,330
SPDR Gold Shares	91,483	—	(91,483)	—
SPDR S&P 500 ETF Trust	1,695,816	573	(561,374)	1,135,015
SPDR S&P International Small Cap ETF	967,069	157,408	(130,020)	994,457
SPDR S&P MidCap 400 ETF Trust	155,826	18,014	(47,016)	126,824
State Street Navigator Securities Lending MET Portfolio	214,366,249	2,166,748,006	(2,270,786,115)	110,328,140
Technology Select Sector SPDR Fund	489,841	438,852	(503,177)	425,516

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2015
Consumer Discretionary Select Sector SPDR Fund	$101,286	$—	$217,039	$18,244,586
Financial Select Sector SPDR Fund	(1,322,267)	—	166,012	—
Health Care Select Sector SPDR Fund	484,998	—	279,654	18,958,228
Industrial Select Sector SPDR Fund	289,801	—	—	—
SPDR Barclays High Yield Bond ETF	(1,006,757)	—	4,344,957	72,683,508
SPDR Dow Jones International Real Estate ETF	(87,303)	—	393,603	9,558,190
SPDR Gold Shares	(1,844,926)	—	—	—
SPDR S&P 500 ETF Trust	44,418,957	—	5,370,301	231,418,208
SPDR S&P International Small Cap ETF	467,274	151,179	598,729	28,073,521
SPDR S&P MidCap 400 ETF Trust	4,575,415	—	452,842	32,224,710
State Street Navigator Securities Lending MET Portfolio	—	—	1,074,399	110,328,140
Technology Select Sector SPDR Fund	3,338,653	—	271,310	18,224,850

	$49,415,131	$151,179	$13,168,846	$539,713,941

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$27,299,167	$20,453,344	$46,834,701	$61,626,429	$74,133,868	$82,079,773

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$19,518,008	$57,483,846	$31,841,728	$—	$108,843,582

MIST-15

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

SSGA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSGA Growth ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSGA Growth ETF Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSGA Growth ETF Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-17

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-20

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-21

Met Investors Series Trust

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the MSCI ACWI (All Country World Index), for the one- and five-year periods ended October 31, 2015 but underperformed its benchmark for the three-year period ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-Advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MIST-22

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B and E shares of the T. Rowe Price Large Cap Value Portfolio returned -3.31%, -3.59%, and -3.48%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -3.83%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities were mixed in 2015. The first half of the year saw continued gains, while economic turmoil in China led to a sharp drop-off in the latter half. As measured by the various Russell indexes, large-cap stocks held their value better than their mid- and small-cap counterparts, and within the large-cap space, growth posted gains while value ended in negative territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted negative results for the period but outperformed its benchmark, which also declined. Broadly speaking, both sector allocation and stock selection contributed to relative outperformance.

Information Technology (“IT”) boosted relative results as the Portfolio’s stock holdings posted gains in a period when the benchmark’s holdings ended significantly down. Microsoft was a key name here as the company overcame headwinds from a weak personal computer market due to robust growth in demand for its Azure public cloud platform and Office 365 applications. We added to the Portfolio’s stake as we believe that management is on the right track to shift the firm’s long-term focus to cloud computing, which should lay a foundation for further growth. We also initiated positions in Applied Materials, NXP Semiconductors, and Juniper Networks, and eliminated a position in SanDisk.

Energy was another area of relative strength, due primarily to a favorable underweight. In an environment of declining commodity prices, Energy was by far the weakest-performing sector within the benchmark. Due to our view that commodity prices were likely to be somewhat subdued over time because of increased global supply, the Portfolio remained significantly underweight in the sector, favoring companies with strong balance sheets, access to low-cost sources of oil and natural gas, and lower cost structures that can remain competitive in a lower-priced oil environment.

In Materials, the Portfolio’s stock positioning proved beneficial, most notably its holdings in Celanese. The company benefited from strong margin growth in its AEM Plastics segment due to a combination of healthy demand, improved productivity, and lower energy and raw materials costs. Although we trimmed the Portfolio’s position on strength, we believe that cost-cutting, efficiency gains, and smart capital allocation decisions have the potential to create additional value in this chemical company. While the cyclical industries that make up this sector have faced challenges due to large swings in raw materials costs as well as economic weakness, they appear to be well positioned for an improved economic environment.

Financials lagged for the period, due to stock selection and an underweight. The Portfolio’s position in Morgan Stanley hurt here, due to weakness in its volatile and capital-intensive Fixed Income, Currencies and Commodities (“FICC”) business as well as the Federal Reserve’s decision to delay raising interest rates until December. We remain confident in the company as management continues to reduce its exposure to the FICC segment and build up its more stable and profitable wealth management business. The Financials sector represented the largest weighting in the Portfolio as of year-end, with the largest exposures in the banks, insurance, and capital markets industries. While the sector has rebounded strongly from the lows of the financial crisis, we still find valuations of select Financials to be reasonable and believe there is significant leverage in this sector to an improving U.S. economic environment, rising interest rates, and continued firming in the housing market.

Utilities was another area of underperformance, owing to stock choices that included AES. Emerging market currency weakness and low commodity prices have weighed on the firm. We added to the Portfolio’s position in this global utility in light of its attractive valuation, limited downside risk, and skilled management team. We also initiated positions in Xcel Energy and CenterPoint Energy and eliminated a position in NRG Energy.

The Portfolio ended the period with overweights to Consumer Discretionary and Health Care. It was roughly in line with the benchmark’s exposure in Consumer Staples, Utilities, Industrials, IT, Materials, and Telecommunication Services. At the end of the period, the Portfolio had underweights to Financials and Energy.

John D. Linehan

Heather K. McPherson

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	-3.31	10.88	6.22	—
Class B	-3.59	10.60	5.95	—
Class E	-3.48	—	—	3.51
Russell 1000 Value Index	-3.83	11.27	6.16	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.1
General Electric Co.	3.4
Pfizer, Inc.	3.1
Bank of America Corp.	2.9
Microsoft Corp.	2.9
PG&E Corp.	2.7
Morgan Stanley	2.7
Johnson & Johnson	2.0
Thermo Fisher Scientific, Inc.	2.0
Celanese Corp.- Series A	1.9

Top Sectors

% of Net Assets
Financials	24.3
Health Care	15.1
Industrials	12.0
Consumer Discretionary	11.1
Information Technology	9.5
Utilities	7.8
Energy	7.2
Consumer Staples	6.8
Materials	4.4
Telecommunication Services	0.6

MIST-2

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.56%	$1,000.00	$979.00	$2.79
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B(a)	Actual	0.81%	$1,000.00	$977.80	$4.04
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E(a)	Actual	0.71%	$1,000.00	$978.10	$3.54
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.8%
Boeing Co. (The) (a)	388,800	$56,216,592
Raytheon Co.	260,100	32,390,253
United Technologies Corp.	349,900	33,614,893

		122,221,738

Airlines—1.6%
Southwest Airlines Co.	1,236,600	53,247,996

Auto Components—1.0%
Johnson Controls, Inc.	813,000	32,105,370

Automobiles—0.9%
General Motors Co.	881,800	29,990,018

Banks—11.9%
Bank of America Corp.	5,679,400	95,584,302
Citigroup, Inc.	968,300	50,109,525
Fifth Third Bancorp	1,567,500	31,506,750
JPMorgan Chase & Co.	1,996,600	131,835,498
U.S. Bancorp	622,600	26,566,342
Wells Fargo & Co.	914,400	49,706,784

		385,309,201

Beverages—1.9%
Coca-Cola Co. (The)	368,500	15,830,760
PepsiCo, Inc.	468,500	46,812,520

		62,643,280

Biotechnology—3.3%
AbbVie, Inc.	333,000	19,726,920
Amgen, Inc.	247,300	40,144,209
Baxalta, Inc.	728,600	28,437,258
Gilead Sciences, Inc.	185,000	18,720,150

		107,028,537

Capital Markets—6.2%
Ameriprise Financial, Inc.	300,500	31,979,210
Bank of New York Mellon Corp. (The)	1,478,700	60,952,014
Invesco, Ltd.	641,100	21,464,028
Morgan Stanley	2,705,500	86,061,955

		200,457,207

Chemicals—2.9%
Celanese Corp. - Series A (a)	922,300	62,098,459
E.I. du Pont de Nemours & Co.	487,700	32,480,820

		94,579,279

Commercial Services & Supplies—0.9%
Tyco International plc	905,000	28,860,450

Communications Equipment—2.5%
Cisco Systems, Inc.	1,394,300	37,862,216
Juniper Networks, Inc.	455,000	12,558,000
QUALCOMM, Inc.	633,000	31,640,505

		82,060,721

Construction Materials—0.7%
Vulcan Materials Co.	238,800	22,678,836

Consumer Finance—1.3%
American Express Co.	618,300	43,002,765

Containers & Packaging—0.8%
International Paper Co.	708,900	26,725,530

Electric Utilities—3.4%
Entergy Corp.	398,400	27,234,624
Exelon Corp.	994,000	27,603,380
FirstEnergy Corp.	1,440,500	45,707,065
Xcel Energy, Inc.	304,200	10,923,822

		111,468,891

Electronic Equipment, Instruments & Components—1.2%
TE Connectivity, Ltd.	580,000	37,473,800

Food & Staples Retailing—0.5%
Wal-Mart Stores, Inc.	277,900	17,035,270

Food Products—1.0%
Tyson Foods, Inc. - Class A (a)	632,000	33,704,560

Health Care Equipment & Supplies—1.8%
Medtronic plc	756,265	58,171,904

Health Care Providers & Services—1.0%
Aetna, Inc.	301,000	32,544,120

Hotels, Restaurants & Leisure—2.2%
Carnival Corp.	983,900	53,602,872
Las Vegas Sands Corp.	431,300	18,908,192

		72,511,064

Household Products—1.6%
Procter & Gamble Co. (The)	640,400	50,854,164

Independent Power and Renewable Electricity Producers—1.4%
AES Corp.	4,637,200	44,378,004

Industrial Conglomerates—3.4%
General Electric Co.	3,499,300	109,003,195

Insurance—4.0%
Loews Corp.	632,600	24,291,840
Marsh & McLennan Cos., Inc.	1,096,300	60,789,835
XL Group plc	1,148,110	44,982,950

		130,064,625

IT Services—0.3%
Western Union Co. (The) (a)	615,400	11,021,814

Leisure Products—1.1%
Mattel, Inc. (a)	1,355,000	36,815,350

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—2.0%
Thermo Fisher Scientific, Inc.	448,800	$63,662,280

Machinery—0.9%
Illinois Tool Works, Inc.	309,100	28,647,388

Media—3.4%
Comcast Corp. - Class A	829,100	46,786,113
News Corp. - Class A	777,600	10,388,736
Twenty-First Century Fox, Inc. - Class B	1,665,200	45,343,396
Viacom, Inc. - Class B	186,000	7,655,760

		110,174,005

Multi-Utilities—3.0%
CenterPoint Energy, Inc.	452,000	8,298,720
PG&E Corp.	1,665,600	88,593,264

		96,891,984

Multiline Retail—0.9%
Kohl’s Corp. (a)	601,300	28,639,919

Oil, Gas & Consumable Fuels—7.2%
Apache Corp.	815,900	36,283,073
Canadian Natural Resources, Ltd. (a)	1,446,500	31,577,095
Chevron Corp.	89,000	8,006,440
Exxon Mobil Corp.	691,600	53,910,220
Hess Corp.	618,500	29,984,880
Occidental Petroleum Corp.	650,100	43,953,261
Royal Dutch Shell plc - Class A (ADR)	653,800	29,937,502

		233,652,471

Pharmaceuticals—7.0%
Johnson & Johnson	643,800	66,131,136
Merck & Co., Inc.	1,160,000	61,271,200
Pfizer, Inc.	3,134,600	101,184,888

		228,587,224

Real Estate Investment Trusts—0.9%
Weyerhaeuser Co.	1,002,300	30,048,954

Road & Rail—1.5%
Canadian Pacific Railway, Ltd.	370,400	47,263,040

Semiconductors & Semiconductor Equipment—2.6%
Applied Materials, Inc.	1,547,600	28,893,692
NXP Semiconductors NV (b)	197,100	16,605,675
Texas Instruments, Inc.	726,100	39,797,541

		85,296,908

Software—2.9%
Microsoft Corp.	1,689,100	93,711,268

Specialty Retail—1.5%
Lowe’s Cos., Inc.	650,300	49,448,812

Tobacco—1.7%
Philip Morris International, Inc.	631,100	55,480,001

Wireless Telecommunication Services—0.7%
T-Mobile U.S., Inc. (b)	538,000	21,046,560

Total Common Stocks (Cost $2,745,786,332)		3,208,508,503

Short-Term Investments—3.3%

Mutual Funds—3.3%
State Street Navigator Securities Lending MET Portfolio (c)	75,958,385	75,958,385
T. Rowe Price Government Reserve Investment Fund (d)	30,782,469	30,782,469

Total Short-Term Investments (Cost $106,740,854)		106,740,854

Total Investments—102.1% (Cost $2,852,527,186) (e)		3,315,249,357
Other assets and liabilities (net)—(2.1)%		(67,747,310)

Net Assets—100.0%		$3,247,502,047

(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $133,062,407 and the collateral received consisted of cash in the amount of $75,958,385 and non-cash collateral with a value of $61,617,192. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,859,791,212. The aggregate unrealized appreciation and depreciation of investments were $606,621,568 and $(151,163,423), respectively, resulting in net unrealized appreciation of $455,458,145 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,208,508,503	$—	$—	$3,208,508,503
Total Short-Term Investments*	106,740,854	—	—	106,740,854
Total Investments	$3,315,249,357	$—	$—	$3,315,249,357

Collateral for Securities Loaned (Liability)	$—	$(75,958,385)	$—	$(75,958,385)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$3,284,466,888
Affiliated investments at value (c)	30,782,469
Cash	1,338,131
Receivable for:
Investments sold	12,705,951
Fund shares sold	50,511
Dividends	5,709,657
Dividends on affiliated investments	5,352
Prepaid expenses	9,538

Total Assets	3,335,068,497
Liabilities
Collateral for securities loaned	75,958,385
Payables for:
Investments purchased	8,642,528
Fund shares redeemed	849,482
Accrued Expenses:
Management fees	1,517,194
Distribution and service fees	253,427
Deferred trustees’ fees	81,937
Other expenses	263,497

Total Liabilities	87,566,450

Net Assets	$3,247,502,047

Net Assets Consist of:
Paid in surplus	$2,330,585,642
Undistributed net investment income	96,285,694
Accumulated net realized gain	357,908,471
Unrealized appreciation on investments and foreign currency transactions	462,722,240

Net Assets	$3,247,502,047

Net Assets
Class A	$1,899,206,976
Class B	933,144,320
Class E	415,150,751
Capital Shares Outstanding*
Class A	55,718,791
Class B	27,557,558
Class E	12,227,373
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$34.09
Class B	33.86
Class E	33.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,821,744,717.
(b)	Includes securities loaned at value of $133,062,407.
(c)	Identified cost of affiliated investments was $30,782,469.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$85,340,870
Dividends from affiliated investments	35,894
Securities lending income	409,275

Total investment income	85,786,039
Expenses
Management fees	20,003,467
Administration fees	83,590
Custodian and accounting fees	230,837
Distribution and service fees—Class B	2,521,861
Distribution and service fees—Class E	681,499
Audit and tax services	40,454
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	157,087
Insurance	23,394
Miscellaneous	29,755

Total expenses	23,833,577
Less management fee waiver	(875,855)
Less broker commission recapture	(45,029)

Net expenses	22,912,693

Net Investment Income	62,873,346

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	371,096,828
Foreign currency transactions	(13,351)

Net realized gain	371,083,477

Net change in unrealized depreciation on:
Investments	(553,557,082)
Foreign currency transactions	(23)

Net change in unrealized depreciation	(553,557,105)

Net realized and unrealized loss	(182,473,628)

Net Decrease in Net Assets From Operations	$(119,600,282)

(a)	Net of foreign withholding taxes of $533,244.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$62,873,346	$60,531,825
Net realized gain	371,083,477	393,601,916
Net change in unrealized appreciation (depreciation)	(553,557,105)	24,973,303

Increase (decrease) in net assets from operations	(119,600,282)	479,107,044

From Distributions to Shareholders
Net investment income
Class A	(35,648,433)	(39,243,194)
Class B	(15,059,345)	(13,876,211)
Class E	(7,465,717)	0
Net realized capital gains
Class A	(4,289,405)	0
Class B	(2,134,850)	0
Class E	(959,137)	0

Total distributions	(65,556,887)	(53,119,405)

Decrease in net assets from capital share transactions	(334,612,334)	(303,975,132)

Total increase (decrease) in net assets	(519,769,503)	122,012,507

Net Assets
Beginning of period	3,767,271,550	3,645,259,043

End of period	$3,247,502,047	$3,767,271,550

Undistributed net investment income
End of period	$96,285,694	$57,996,158

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	378,392	$13,326,663	997,734	$32,594,203
Reinvestments	1,121,534	39,937,838	1,225,584	39,243,194
Redemptions	(6,340,406)	(223,368,986)	(21,907,433)	(731,328,930)

Net decrease	(4,840,480)	$(170,104,485)	(19,684,115)	$(659,491,533)

Class B
Sales	1,707,628	$59,016,979	3,535,782	$117,370,782
Reinvestments	485,300	17,194,195	435,537	13,876,211
Redemptions	(5,295,784)	(184,254,758)	(6,650,873)	(222,121,518)

Net decrease	(3,102,856)	$(108,043,584)	(2,679,554)	$(90,874,525)

Class E(a)
Sales	355,820	$12,374,855	474,511	$15,834,636
Fund subscription in kind	0	0	15,369,962	498,447,864 (b)
Reinvestments	237,320	8,424,854	0	0
Redemptions	(2,214,035)	(77,263,974)	(1,996,205)	(67,891,574)

Net increase (decrease)	(1,620,895)	$(56,464,265)	13,848,268	$446,390,926

Decrease derived from capital shares transactions		$(334,612,334)		$(303,975,132)

(a)	Commencement of operations was April 23, 2014.
(b)	Includes cash and securities amounting to $2,386,045 and $496,061,819, respectively. Securities were valued at market as of April 25, 2014.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$35.94	$32.15	$24.42	$21.00	$22.00

Income (Loss) from Investment Operations
Net investment income (a)	0.66	0.57	0.48	0.47	0.42
Net realized and unrealized gain (loss) on investments	(1.82)	3.73	7.74	3.33	(1.23)

Total from investment operations	(1.16)	4.30	8.22	3.80	(0.81)

Less Distributions
Distributions from net investment income	(0.62)	(0.51)	(0.49)	(0.38)	(0.19)
Distributions from net realized capital gains	(0.07)	0.00	0.00	0.00	0.00

Total distributions	(0.69)	(0.51)	(0.49)	(0.38)	(0.19)

Net Asset Value, End of Period	$34.09	$35.94	$32.15	$24.42	$21.00

Total Return (%) (b)	(3.31)	13.57	34.09	18.27	(3.77)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.58
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.88	1.69	1.69	2.06	1.96
Portfolio turnover rate (%)	33	19 (d)	14	15	104
Net assets, end of period (in millions)	$1,899.2	$2,176.5	$2,580.1	$2,019.1	$1,922.6

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$35.71	$31.95	$24.27	$20.87	$21.87

Income (Loss) from Investment Operations
Net investment income (a)	0.57	0.48	0.41	0.41	0.33
Net realized and unrealized gain (loss) on investments	(1.83)	3.71	7.70	3.31	(1.20)

Total from investment operations	(1.26)	4.19	8.11	3.72	(0.87)

Less Distributions
Distributions from net investment income	(0.52)	(0.43)	(0.43)	(0.32)	(0.13)
Distributions from net realized capital gains	(0.07)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.43)	(0.43)	(0.32)	(0.13)

Net Asset Value, End of Period	$33.86	$35.71	$31.95	$24.27	$20.87

Total Return (%) (b)	(3.59)	13.28	33.77	17.98	(4.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (c)	0.81	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	1.63	1.45	1.44	1.81	1.52
Portfolio turnover rate (%)	33	19 (d)	14	15	104
Net assets, end of period (in millions)	$933.1	$1,094.7	$1,065.2	$904.1	$883.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014(e)
Net Asset Value, Beginning of Period	$35.82	$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.60	0.39
Net realized and unrealized gain (loss) on investments	(1.82)	2.82

Total from investment operations	(1.22)	3.21

Less Distributions
Distributions from net investment income	(0.58)	0.00
Distributions from net realized capital gains	(0.07)	0.00

Total distributions	(0.65)	0.00

Net Asset Value, End of Period	$33.95	$35.82

Total Return (%) (b)	(3.48)	9.84	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	(g)
Net ratio of expenses to average net assets (%) (c)	0.71	0.71	(g)
Ratio of net investment income to average net assets (%)	1.73	1.65	(g)
Portfolio turnover rate (%)	33	19	(d)
Net assets, end of period (in millions)	$415.2	$496.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(e)	Commencement of operations was April 23, 2014.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, corporate actions and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-12

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-13

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,119,183,919	$0	$1,396,897,468

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]	When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.
[2]	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
[3]	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
[4]	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the year ended December 31, 2015, the Adviser earned management fees in the amount of $20,003,467 for managing the Portfolio.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	66,560,775	496,142,784	(531,921,090)	30,782,469	$0	$35,894

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$58,173,495	$53,119,405	$7,383,392	$—	$65,556,887	$53,119,405

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$98,924,951	$362,615,179	$455,458,211	$—	$916,998,341

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-16

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Value Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-17

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-18

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-19

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-20

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-21

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015, and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2015. The Board also considered that the Portfolio performed equally to its benchmark, the Russell 1000 Value Index, for the one-year period ended October 31, 2015, outperformed its benchmark for the three-year period ended October 31, 2015, and underperformed its benchmark for the five-year period ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group but above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-22

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 6.88%, 6.67%, and 6.72%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -0.20%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities were mixed in 2015. The first half of the year saw continued gains, while economic turmoil in China led to a sharp drop-off in the latter half. As measured by the various Russell indexes, large-cap stocks held their value better than their mid- and small-cap counterparts, and within the mid-cap space, growth posted smaller losses than value. Within the Russell Midcap Growth Index, Consumer Staples led returns, followed by Health Care. Energy ended sharply down, and Utilities and Materials also posted losses.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In the 12-month period ended December 31, 2015, the Portfolio outpaced its benchmark, the Russell Midcap Growth Index. Broadly speaking, stock selection accounted for the outperformance, and sector allocation detracted.

Information Technology (“IT”) proved to be the greatest contributor to relative results, due to stock choices that included Altera and Verisign. Altera shares rose when Intel announced it would acquire the company, while Verisign benefited from strong results driven in part by a surge in demand for its services in China. With strong balance sheets and shareholder-oriented management teams, many IT names have compelling prospects, and we are particularly interested in the potential for new technologies to create competitive advantages for firms nimble enough to seize them.

In Consumer Discretionary, the Portfolio benefited from stock positioning as well as a favorable underweight. Both Norwegian Cruise Line Holdings and O’Reilly Automotive added relative value, as the former company reported accelerating booking volumes and the latter benefited from lower gas prices and improved employment numbers, both of which lead to more need for car repair. Following the financial crisis, consumer spending declined significantly. It will take time for most households to repair their balance sheets, and as a result, we are cautious in this sector, and the Portfolio’s overall allocation is lower than it has been historically. We continue to focus on firms that dominate their respective market niches.

Industrials and Business Services was another area of relative strength, owing to stock selection. Pall Corp. was the leading name within this sector, following news that industrial conglomerate Danaher would acquire the firm at a significant premium. Within the sector, we favor well-run companies with exposure to high-growth end markets, and we believe we are still in the early stages of a manufacturing rebound.

Consumer Staples was the primary detractor, due in roughly equal measure to underperforming stock holdings and a detrimental underweight. Sprouts Farmers Market and Whole Foods Market both hurt relative results here. Whole Foods faced greater competitive pressure from other organic grocers as well as problems with inaccurate pricing, while strong results for Spouts Farmers Market, another organic-oriented retailer, were outweighed by investor concerns about competition from conventional grocers. The Portfolio tends to have limited exposure to Consumer Staples names, which rarely meet our growth criteria.

At the end of the period, the Portfolio was overweight relative to the benchmark in the Health Care, Industrials and Business Services, Telecommunication Services, Energy, and Materials sectors and was essentially equal weight in Utilities. The Portfolio had underweights to Consumer Discretionary, Consumer Staples, Financials, and IT.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	6.88	13.20	10.16
Class B	6.67	12.93	9.89
Class E	6.72	13.03	10.00
Russell Midcap Growth Index	-0.20	11.54	8.16

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Fiserv, Inc.	2.4
Norwegian Cruise Line Holdings, Ltd.	1.8
VeriSign, Inc.	1.8
Textron, Inc.	1.7
Alkermes plc	1.7
CarMax, Inc.	1.7
Intuitive Surgical, Inc.	1.6
Roper Technologies, Inc.	1.5
AutoZone, Inc.	1.5
IHS, Inc.- Class A	1.4

Top Sectors

% of Net Assets
Industrials	18.9
Health Care	18.7
Information Technology	18.5
Consumer Discretionary	16.9
Financials	11.2
Materials	4.9
Consumer Staples	2.7
Telecommunication Services	1.4
Energy	1.4
Utilities	0.1

MIST-2

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.73%	$1,000.00	$989.60	$3.66
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B(a)	Actual	0.98%	$1,000.00	$988.10	$4.91
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

Class E(a)	Actual	0.88%	$1,000.00	$988.30	$4.41
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—94.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
DigitalGlobe, Inc. (a)	368,000	$5,762,880
Textron, Inc.	676,000	28,398,760

		34,161,640

Auto Components—0.9%
BorgWarner, Inc.	335,000	14,482,050

Automobiles—0.7%
Ferrari NV (a) (b)	74,000	3,552,000
Harley-Davidson, Inc. (b)	127,000	5,764,530
Tesla Motors, Inc. (a) (b)	12,000	2,880,120

		12,196,650

Biotechnology—4.0%
Alkermes plc (a)	354,000	28,100,520
Alnylam Pharmaceuticals, Inc. (a) (b)	33,000	3,106,620
Baxalta, Inc.	352,000	13,738,560
Incyte Corp. (a) (b)	118,000	12,797,100
Vertex Pharmaceuticals, Inc. (a)	67,000	8,430,610

		66,173,410

Building Products—1.0%
Allegion plc	254,000	16,743,680

Capital Markets—2.2%
E*Trade Financial Corp. (a)	201,000	5,957,640
LPL Financial Holdings, Inc. (b)	238,000	10,150,700
Oaktree Capital Group LLC	78,000	3,722,160
TD Ameritrade Holding Corp.	469,000	16,278,990

		36,109,490

Chemicals—2.6%
Air Products & Chemicals, Inc.	101,000	13,141,110
Ashland, Inc. (b)	79,000	8,113,300
Celanese Corp. - Series A	151,000	10,166,830
RPM International, Inc.	268,000	11,808,080

		43,229,320

Commercial Services & Supplies—1.1%
KAR Auction Services, Inc.	100,000	3,703,000
Waste Connections, Inc.	271,000	15,262,720

		18,965,720

Communications Equipment—0.7%
Juniper Networks, Inc.	59,000	1,628,400
Lumentum Holdings, Inc. (a)	101,000	2,224,020
Palo Alto Networks, Inc. (a)	34,000	5,988,760
Viavi Solutions, Inc. (a)	250,000	1,522,500

		11,363,680

Construction Materials—0.7%
Martin Marietta Materials, Inc. (b)	84,000	11,472,720

Containers & Packaging—0.9%
Ball Corp.	201,000	$14,618,730

Diversified Consumer Services—0.5%
ServiceMaster Global Holdings, Inc. (a)	194,000	7,612,560

Diversified Financial Services—3.9%
CBOE Holdings, Inc.	270,000	17,523,000
FactSet Research Systems, Inc. (b)	47,000	7,640,790
Intercontinental Exchange, Inc.	74,000	18,963,240
MSCI, Inc.	287,000	20,701,310

		64,828,340

Electrical Equipment—2.9%
Acuity Brands, Inc.	57,000	13,326,600
AMETEK, Inc.	305,000	16,344,950
Sensata Technologies Holding N.V. (a)	402,000	18,516,120

		48,187,670

Electronic Equipment, Instruments & Components—1.8%
Cognex Corp.	99,000	3,343,230
FEI Co. (b)	141,000	11,250,390
Keysight Technologies, Inc. (a)	511,000	14,476,630

		29,070,250

Food & Staples Retailing—1.3%
Rite Aid Corp. (a)	1,002,000	7,855,680
Sprouts Farmers Market, Inc. (a) (b)	335,000	8,907,650
Whole Foods Market, Inc. (b)	166,000	5,561,000

		22,324,330

Food Products—1.3%
Blue Buffalo Pet Products, Inc. (a) (b)	36,000	673,560
Keurig Green Mountain, Inc.	33,000	2,969,340
TreeHouse Foods, Inc. (a)	84,000	6,590,640
WhiteWave Foods Co. (The) (a)	301,000	11,711,910

		21,945,450

Gas Utilities—0.1%
Atmos Energy Corp.	28,000	1,765,120

Health Care Equipment & Supplies—6.8%
Cooper Cos., Inc. (The) (b)	125,000	16,775,000
DENTSPLY International, Inc.	338,000	20,567,300
Hologic, Inc. (a)	218,000	8,434,420
IDEXX Laboratories, Inc. (a) (b)	169,000	12,323,480
Intuitive Surgical, Inc. (a)	47,000	25,669,520
Teleflex, Inc. (b)	168,000	22,083,600
West Pharmaceutical Services, Inc.	105,000	6,323,100

		112,176,420

Health Care Providers & Services—3.2%
Envision Healthcare Holdings, Inc. (a)	234,000	6,076,980
Henry Schein, Inc. (a) (b)	135,000	21,355,650
MEDNAX, Inc. (a)	237,000	16,983,420

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Universal Health Services, Inc. - Class B	67,000	$8,005,830

		52,421,880

Health Care Technology—0.8%
IMS Health Holdings, Inc. (a)	319,000	8,124,930
Veeva Systems, Inc. - Class A (a) (b)	200,000	5,770,000

		13,894,930

Hotels, Restaurants & Leisure—5.3%
Aramark	306,000	9,868,500
Chipotle Mexican Grill, Inc. (a) (b)	4,000	1,919,400
Choice Hotels International, Inc. (b)	201,000	10,132,410
Marriott International, Inc. - Class A (b)	235,000	15,754,400
MGM Resorts International (a)	348,000	7,906,560
Norwegian Cruise Line Holdings, Ltd. (a)	512,000	30,003,200
Royal Caribbean Cruises, Ltd.	117,000	11,841,570

		87,426,040

Household Durables—0.4%
Harman International Industries, Inc.	67,000	6,312,070

Industrial Conglomerates—1.5%
Roper Technologies, Inc.	135,000	25,621,650

Insurance—3.7%
FNF Group	675,000	23,402,250
Progressive Corp. (The)	524,000	16,663,200
Willis Group Holdings plc	437,000	21,225,090

		61,290,540

Internet & Catalog Retail—0.5%
TripAdvisor, Inc. (a)	100,000	8,525,000

Internet Software & Services—3.7%
Akamai Technologies, Inc. (a)	301,000	15,841,630
GrubHub, Inc. (a) (b)	53,000	1,282,600
LinkedIn Corp. - Class A (a)	17,000	3,826,360
Match Group, Inc. (a) (b)	163,000	2,208,650
VeriSign, Inc. (a) (b)	337,000	29,440,320
Zillow Group, Inc. - Class A (a) (b)	134,000	3,489,360
Zillow Group, Inc. - Class C (a) (b)	201,000	4,719,480

		60,808,400

IT Services—6.4%
CoreLogic, Inc. (a)	338,000	11,444,680
Fidelity National Information Services, Inc.	169,000	10,241,400
Fiserv, Inc. (a)	437,000	39,968,020
Gartner, Inc. (a)	127,000	11,518,900
Global Payments, Inc.	268,000	17,288,680
Vantiv, Inc. - Class A (a)	337,000	15,980,540

		106,442,220

Life Sciences Tools & Services—2.9%
Agilent Technologies, Inc.	473,000	19,776,130
Bruker Corp. (a)	636,000	15,435,720
Illumina, Inc. (a)	38,000	7,293,910
Mettler-Toledo International, Inc. (a)	15,000	5,086,950

		47,592,710

Machinery—3.0%
Colfax Corp. (a) (b)	268,000	6,257,800
IDEX Corp.	284,000	21,757,240
Middleby Corp. (The) (a) (b)	51,000	5,501,370
Rexnord Corp. (a)	141,000	2,554,920
WABCO Holdings, Inc. (a)	50,000	5,113,000
Xylem, Inc.	251,000	9,161,500

		50,345,830

Metals & Mining—0.7%
Franco-Nevada Corp. (b)	2,000	91,500
Franco-Nevada Corp. (Toronto Exchange)	266,000	12,168,678

		12,260,178

Multiline Retail—1.2%
Dollar General Corp.	270,000	19,404,900

Oil, Gas & Consumable Fuels—1.4%
Cimarex Energy Co.	26,000	2,323,880
Concho Resources, Inc. (a)	67,000	6,221,620
EQT Corp.	234,000	12,198,420
Pioneer Natural Resources Co.	17,000	2,131,460

		22,875,380

Pharmaceuticals—1.0%
Catalent, Inc. (a) (b)	435,000	10,888,050
Mallinckrodt plc (a)	80,000	5,970,400

		16,858,450

Professional Services—5.4%
Equifax, Inc.	202,000	22,496,740
IHS, Inc. - Class A (a)	202,000	23,922,860
ManpowerGroup, Inc.	119,000	10,030,510
Towers Watson & Co. - Class A	100,000	12,846,000
TransUnion (a)	102,000	2,812,140
Verisk Analytics, Inc. (a) (b)	235,000	18,066,800

		90,175,050

Real Estate Management & Development—1.1%
Jones Lang LaSalle, Inc.	101,000	16,145,860
WeWork Cos., Inc. - Class A (a) (c) (d)	47,810	1,572,451

		17,718,311

Road & Rail—1.7%
J.B. Hunt Transport Services, Inc.	151,000	11,077,360
Kansas City Southern (b)	181,000	13,515,270
Old Dominion Freight Line, Inc. (a)	67,500	3,987,225

		28,579,855

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—2.2%
Atmel Corp.	1,132,000	$9,746,520
Microchip Technology, Inc. (b)	403,000	18,755,620
Xilinx, Inc.	184,000	8,642,480

		37,144,620

Software—3.8%
Atlassian Corp. plc - Class A (a)	73,000	2,195,840
Atlassian Corp. plc - Class A (Restricted Shares) (a) (c) (d)	229,804	6,221,254
Fortinet, Inc. (a)	134,000	4,176,780
Guidewire Software, Inc. (a)	23,000	1,383,680
Mobileye NV (a) (b)	124,000	5,242,720
NetSuite, Inc. (a) (b)	44,000	3,723,280
Red Hat, Inc. (a)	287,000	23,766,470
ServiceNow, Inc. (a)	33,000	2,856,480
Splunk, Inc. (a) (b)	50,000	2,940,500
SS&C Technologies Holdings, Inc.	134,000	9,148,180

		61,655,184

Specialty Retail—6.1%
AutoZone, Inc. (a) (b)	34,000	25,224,940
CarMax, Inc. (a) (b)	506,000	27,308,820
L Brands, Inc.	151,000	14,468,820
Michaels Cos., Inc. (The) (a) (b)	420,000	9,286,200
O’Reilly Automotive, Inc. (a)	94,000	23,821,480

		100,110,260

Textiles, Apparel & Luxury Goods—1.4%
Hanesbrands, Inc.	558,000	16,421,940
PVH Corp.	84,000	6,186,600

		22,608,540

Wireless Telecommunication Services—1.4%
T-Mobile U.S., Inc. (a)	607,000	23,745,840

Total Common Stocks (Cost $1,091,785,557)		1,561,245,068

Convertible Preferred Stocks—0.3%

Internet Software & Services—0.0%
LivingSocial, Inc. - Series E (a) (c) (d)	757,490	0

Real Estate Management & Development—0.3%
WeWork Cos., Inc. - Series D1 (a) (c) (d)	89,839	2,954,766
WeWork Cos., Inc. - Series D2 (a) (c) (d)	70,588	2,321,609

		5,276,375

Total Convertible Preferred Stocks (Cost $6,951,872)		5,276,375

Short-Term Investments—17.8%
Security Description	Shares	Value

Mutual Funds—17.8%
State Street Navigator Securities Lending MET Portfolio (e)	204,921,339	204,921,339
T. Rowe Price Government Reserve Investment Fund (f)	89,281,601	89,281,601

Total Short-Term Investments (Cost $294,202,940)		294,202,940

Total Investments—112.4% (Cost $1,392,940,369) (g)		1,860,724,383
Other assets and liabilities (net)—(12.4)%		(205,933,941)

Net Assets—100.0%		$1,654,790,442

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $255,718,206 and the collateral received consisted of cash in the amount of $204,921,339 and non-cash collateral with a value of $59,795,064. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $13,070,080, which is 0.8% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.8% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,395,563,880. The aggregate unrealized appreciation and depreciation of investments were $503,478,133 and $(38,317,630), respectively, resulting in net unrealized appreciation of $465,160,503 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Restricted Securities	Acquisition Date	Shares	Cost	Value
Atlassian Corp. plc - Class A (Restricted Shares)	04/09/14	229,804	$3,676,864	$6,221,254
LivingSocial, Inc.- Series E	04/01/11	757,490	4,280,576	0
WeWork Cos., Inc. - Class A	12/09/14 - 05/26/15	47,810	722,353	1,572,451
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,924	2,954,766
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	2,321,609

				$13,070,080

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$34,161,640	$—	$—	$34,161,640
Auto Components	14,482,050	—	—	14,482,050
Automobiles	12,196,650	—	—	12,196,650
Biotechnology	66,173,410	—	—	66,173,410
Building Products	16,743,680	—	—	16,743,680
Capital Markets	36,109,490	—	—	36,109,490
Chemicals	43,229,320	—	—	43,229,320
Commercial Services & Supplies	18,965,720	—	—	18,965,720
Communications Equipment	11,363,680	—	—	11,363,680
Construction Materials	11,472,720	—	—	11,472,720
Containers & Packaging	14,618,730	—	—	14,618,730
Diversified Consumer Services	7,612,560	—	—	7,612,560
Diversified Financial Services	64,828,340	—	—	64,828,340
Electrical Equipment	48,187,670	—	—	48,187,670
Electronic Equipment, Instruments & Components	29,070,250	—	—	29,070,250
Food & Staples Retailing	22,324,330	—	—	22,324,330
Food Products	21,945,450	—	—	21,945,450
Gas Utilities	1,765,120	—	—	1,765,120
Health Care Equipment & Supplies	112,176,420	—	—	112,176,420
Health Care Providers & Services	52,421,880	—	—	52,421,880
Health Care Technology	13,894,930	—	—	13,894,930
Hotels, Restaurants & Leisure	87,426,040	—	—	87,426,040
Household Durables	6,312,070	—	—	6,312,070

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Industrial Conglomerates	$25,621,650	$—	$—	$25,621,650
Insurance	61,290,540	—	—	61,290,540
Internet & Catalog Retail	8,525,000	—	—	8,525,000
Internet Software & Services	60,808,400	—	—	60,808,400
IT Services	106,442,220	—	—	106,442,220
Life Sciences Tools & Services	47,592,710	—	—	47,592,710
Machinery	50,345,830	—	—	50,345,830
Metals & Mining	12,260,178	—	—	12,260,178
Multiline Retail	19,404,900	—	—	19,404,900
Oil, Gas & Consumable Fuels	22,875,380	—	—	22,875,380
Pharmaceuticals	16,858,450	—	—	16,858,450
Professional Services	90,175,050	—	—	90,175,050
Real Estate Management & Development	16,145,860	—	1,572,451	17,718,311
Road & Rail	28,579,855	—	—	28,579,855
Semiconductors & Semiconductor Equipment	37,144,620	—	—	37,144,620
Software	55,433,930	6,221,254	—	61,655,184
Specialty Retail	100,110,260	—	—	100,110,260
Textiles, Apparel & Luxury Goods	22,608,540	—	—	22,608,540
Wireless Telecommunication Services	23,745,840	—	—	23,745,840
Total Common Stocks	1,553,451,363	6,221,254	1,572,451	1,561,245,068
Total Convertible Preferred Stocks*	—	—	5,276,375	5,276,375
Total Short-Term Investments*	294,202,940	—	—	294,202,940
Total Investments	$1,847,654,303	$6,221,254	$6,848,826	$1,860,724,383

Collateral for Securities Loaned (Liability)	$—	$(204,921,339)	$—	$(204,921,339)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Common Stock
Software	$4,366,276	$—	$—	$(4,366,276)	$—	$—
Real Estate Management & Development	300,986	850,099	421,366	—	1,572,451	850,099
Convertible Preferred Stock
Internet Software & Services	181,797	(181,797)	—	—	0	$(181,797)
Real Estate Management & Development	2,671,296	2,605,079	—	—	5,276,375	2,605,079

Total	$7,520,355	$3,273,381	$421,366	$(4,366,276)	$6,848,826	$3,273,381

Common Stock in the amount of $4,366,276 was transferred out of Level 3 due to the initial public offering of the securities, which resulted in the trading of the securities on a recognized exchange and the availability of quoted prices in an active market.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,771,442,782
Affiliated investments at value (c)	89,281,601
Cash	891,241
Receivable for:
Investments sold	27,026
Fund shares sold	223,434
Dividends	429,960
Dividends on affiliated investments	11,653
Prepaid expenses	4,651

Total Assets	1,862,312,348
Liabilities
Collateral for securities loaned	204,921,339
Payables for:
Investments purchased	516,853
Fund shares redeemed	573,996
Accrued Expenses:
Management fees	998,197
Distribution and service fees	221,881
Deferred trustees’ fees	81,937
Other expenses	207,703

Total Liabilities	207,521,906

Net Assets	$1,654,790,442

Net Assets Consist of:
Paid in surplus	$949,106,025
Accumulated net investment loss	(2,001,646)
Accumulated net realized gain	239,902,049
Unrealized appreciation on investments	467,784,014

Net Assets	$1,654,790,442

Net Assets
Class A	$602,339,429
Class B	1,030,306,910
Class E	22,144,103
Capital Shares Outstanding*
Class A	52,861,399
Class B	95,673,170
Class E	2,008,994
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.39
Class B	10.77
Class E	11.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $255,718,206.
(b)	Identified cost of investments, excluding affiliated investments, was $1,303,658,768.
(c)	Identified cost of affiliated investments was $89,281,601.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$11,983,590
Dividends from affiliated investments	60,148
Securities lending income	961,714

Total investment income	13,005,452
Expenses
Management fees	12,933,872
Administration fees	41,480
Custodian and accounting fees	158,150
Distribution and service fees—Class B	2,677,622
Distribution and service fees—Class E	34,300
Audit and tax services	40,064
Legal	26,460
Trustees’ fees and expenses	35,173
Shareholder reporting	114,471
Insurance	10,896
Miscellaneous	33,410

Total expenses	16,105,898
Less management fee waiver	(717,195)
Less broker commission recapture	(23,235)

Net expenses	15,365,468

Net Investment Loss	(2,360,016)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	245,138,557
Foreign currency transactions	3,245

Net realized gain	245,141,802

Net change in unrealized appreciation (depreciation) on:
Investments	(126,896,793)
Foreign currency transactions	12

Net change in unrealized depreciation	(126,896,781)

Net realized and unrealized gain	118,245,021

Net Increase in Net Assets From Operations	$115,885,005

(a)	Net of foreign withholding taxes of $40,942.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(2,360,016)	$(4,117,579)
Net realized gain	245,141,802	276,530,818
Net change in unrealized depreciation	(126,896,781)	(63,119,580)

Increase in net assets from operations	115,885,005	209,293,659

From Distributions to Shareholders
Net realized capital gains
Class A	(96,778,546)	(74,530,486)
Class B	(173,257,716)	(105,958,502)
Class E	(3,629,858)	(2,142,925)

Total distributions	(273,666,120)	(182,631,913)

Increase (decrease) in net assets from capital share transactions	78,819,932	(195,155,536)

Total decrease in net assets	(78,961,183)	(168,493,790)

Net Assets
Beginning of period	1,733,751,625	1,902,245,415

End of period	$1,654,790,442	$1,733,751,625

Accumulated net investment loss
End of period	$(2,001,646)	$(4,012,970)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,174,769	$39,652,401	10,455,892	$117,964,931
Reinvestments	8,300,047	96,778,546	6,781,664	74,530,486
Redemptions	(9,676,688)	(120,449,112)	(31,212,005)	(356,341,751)

Net increase (decrease)	1,798,128	$15,981,835	(13,974,449)	$(163,846,334)

Class B
Sales	6,311,949	$72,189,369	5,335,633	$61,279,438
Reinvestments	15,693,634	173,257,716	10,072,101	105,958,502
Redemptions	(15,970,670)	(184,541,325)	(17,235,099)	(198,121,045)

Net increase (decrease)	6,034,913	$60,905,760	(1,827,365)	$(30,883,105)

Class E
Sales	222,674	$2,675,417	190,302	$2,230,587
Reinvestments	321,511	3,629,858	200,086	2,142,925
Redemptions	(369,754)	(4,372,938)	(411,686)	(4,799,609)

Net increase (decrease)	174,431	$1,932,337	(21,298)	$(426,097)

Increase (decrease) derived from capital shares transactions		$78,819,932		$(195,155,536)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.52	$12.29	$9.53	$9.53	$9.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	(0.01)	(0.01)	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	0.91	1.45	3.38	1.28	(0.09)

Total from investment operations	0.91	1.44	3.37	1.30	(0.11)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.05)	0.00	0.00
Distributions from net realized capital gains	(2.04)	(1.21)	(0.56)	(1.30)	(0.26)

Total distributions	(2.04)	(1.21)	(0.61)	(1.30)	(0.26)

Net Asset Value, End of Period	$11.39	$12.52	$12.29	$9.53	$9.53

Total Return (%) (c)	6.88	13.04	36.96	13.93	(1.40)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (d)	0.74	0.74	0.75	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	0.02	(0.08)	(0.12)	0.17	(0.21)
Portfolio turnover rate (%)	25	23	25	30	38
Net assets, end of period (in millions)	$602.3	$639.3	$799.0	$642.5	$565.8

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.96	$11.82	$9.19	$9.25	$9.64

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)	(0.04)	(0.04)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	0.88	1.39	3.25	1.25	(0.09)

Total from investment operations	0.85	1.35	3.21	1.24	(0.13)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.02)	0.00	0.00
Distributions from net realized capital gains	(2.04)	(1.21)	(0.56)	(1.30)	(0.26)

Total distributions	(2.04)	(1.21)	(0.58)	(1.30)	(0.26)

Net Asset Value, End of Period	$10.77	$11.96	$11.82	$9.19	$9.25

Total Return (%) (c)	6.67	12.77	36.58	13.68	(1.65)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (d)	0.99	0.99	1.00	1.01	1.01
Ratio of net investment loss to average net assets (%)	(0.23)	(0.33)	(0.37)	(0.08)	(0.45)
Portfolio turnover rate (%)	25	23	25	30	38
Net assets, end of period (in millions)	$1,030.3	$1,072.1	$1,081.0	$873.9	$820.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.19	$12.01	$9.33	$9.36	$9.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.03)	(0.03)	0.00 (b)	(0.04)
Net realized and unrealized gain (loss) on investments	0.89	1.42	3.30	1.27	(0.09)

Total from investment operations	0.87	1.39	3.27	1.27	(0.13)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.03)	0.00	0.00
Distributions from net realized capital gains	(2.04)	(1.21)	(0.56)	(1.30)	(0.26)

Total distributions	(2.04)	(1.21)	(0.59)	(1.30)	(0.26)

Net Asset Value, End of Period	$11.02	$12.19	$12.01	$9.33	$9.36

Total Return (%) (c)	6.72	12.92	36.68	13.85	(1.63)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (d)	0.89	0.89	0.90	0.91	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.13)	(0.23)	(0.27)	0.01	(0.36)
Portfolio turnover rate (%)	25	23	25	30	38
Net assets, end of period (in millions)	$22.1	$22.4	$22.3	$17.4	$18.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs) and ordinary loss netting. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-14

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-15

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$405,202,677	$0	$601,977,684
The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $2,045,488 in purchases, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $12,933,872.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee.

MIST-16

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	61,346,536	314,687,410	(286,752,345)	89,281,601	$0	$60,148

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$10,205,409	$11,215,570	$263,460,711	$171,416,343	$273,666,120	$182,631,913

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,857,990	$233,747,862	$465,160,503	$—	$705,766,355

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-17

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Mid Cap Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Mid Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-18

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-19

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MIST-21

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MIST-22

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MIST-23

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on May 1, 2015, the Class A and B shares of the TCW Core Fixed Income Portfolio returned -0.50% and -0.50%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -0.68%.

MARKET ENVIRONMENT / CONDITIONS

After several years of relative calm induced by monetary policy intervention in the markets, volatility returned in 2015. The turbulent market action that dominated the latter half of 2015 was primarily driven by three developments: the highly anticipated end to the Federal Reserve’s (the “Fed”) zero interest rate policy, which finally came to fruition in December when the Fed raised the benchmark Federal Funds rate by 25 basis points (bps); the continued deterioration of commodity prices and the prospect of defaults by overleveraged producers as the benchmark West Texas Intermediate Crude oil price fell below $35 a barrel, a seven year low; and disappointing economic data from China, which rattled investors who questioned the ability of Chinese policy makers to manage the economic downturn and transition to a more open economy. In moving forward with the first rate hike in nearly a decade, the Fed relied primarily on decreased slack in the job market and largely downplayed the concerns about oil prices, faltering global growth, and market volatility. At their December meeting and in subsequent speeches, Fed members emphasized their intent to take a “gradual” approach to further rate hikes on the basis of incoming economic data, with an eye towards hiking in the face of actual progress towards their two percent inflation goal. While the market largely expected this hike, the Fed was still unable to shore up confidence in the strength of the U.S. economic outlook, particularly manufacturing, or reduce overall uncertainty, as market indicators, namely Fed Funds futures, betrayed skepticism of the Fed’s ability to make as many as four rate hikes in 2016.

In response to the developments, stresses emerged in the credit markets in the fourth quarter. The renewed fall in oil impacted energy and other commodity-related issues as investors worried about overleveraged producers. High yield credits were particularly hard hit and underperformed comparable maturity Treasuries by almost 6% for the year, the third worst calendar return in over three decades. The year was also challenging for investment grade credits with record-setting levels of issuance highlighting a degree of re-leveraging, especially among Industrials engaged in an array of shareholder-friendly actions. Despite outperforming comparable maturity Treasuries in the fourth quarter, investment grade corporates trailed Treasuries by 160 basis points (“bps”) for the year as a result of deteriorating fundamentals and heavy new issuance. Rates also broadly sold off, with yields higher by 10 to 40 bps across the curve this year, the front-end rising more than the long-end in the face of the Fed raising rates. All of this translated to a loss of 0.6% for the Barclays U.S. Aggregate Bond Index in the fourth quarter. For the year, however, on the strength of coupon income, the Index was able to realize a slight positive return of 0.7%. Among the better performing areas of the Index were mortgage backed securities (“MBS”), gaining 1.5%, as investors sought relative safety of a government sponsored asset class; and Investment Grade Financials, similarly up 1.5%, on continuing regulatory oversight that has limited risk-taking.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio returned -0.50% from its May 1 inception through year end, outperforming the Barclays U.S. Aggregate Bond Index. Returns benefitted from a relative underweight to investment grade credit, particularly the smaller than Index allocation to commodity-related sectors such as Energy and Metals & Mining, and the lack of exposure to non-U.S. sovereign credit which weighed on Index returns. Further contributions came from the small allocation to higher quality senior non-agency residential MBS given higher yields and steady prices. Negative net issuance and the ongoing bid from insurers, combined with improving collateral characteristics, have supported the legacy non-agency MBS market throughout most of 2015. The Portfolio’s defensive duration position was also a modest contributor as U.S. Treasury rates moved higher throughout the year. Meanwhile, the allocation to government-guaranteed student loan asset-backed securities (“ABS”) weighed on returns as uncertainty surrounding potential rating agency actions drove spreads wider in July and August, though the position was modestly additive in the fourth quarter as spreads stabilized.

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Portfolio maintains a defensive and cautious profile. As such, duration remains shorter than the Index and the allocation among non-government fixed income sectors is conservative. While mindful of the liquidity profile of certain parts of the market, the Portfolio maintained an overweight position in MBS and ABS, which continued to offer attractive risk-adjusted returns and protection from rising interest rates. That said, as prices recover and the non-agency MBS market shrinks, it becomes marginally less attractive over time. Among ABS, senior, short, high quality parts of the market are less likely to face difficult liquidity conditions, making them a solid defensive holding. Given spread widening during the latter half of 2015, there may also be opportunities to reduce the relative underweight of investment grade credit to the benchmark. Parts of the investment grade credit market looked attractive at year end, particularly those sectors that are protected from re-leveraging like regulated utilities, financials, and taxable municipal issues.

MIST-1

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

At year-end, Portfolio positioning was as follows: approximately 20% in Credit, 9% in non-agency MBS, 23% in agency MBS, 7% in Commercial MBS and 7% in ABS, with the remaining 34% in U.S. Government bonds, and a small allocation to cash and equivalents.

Tad Rivelle

Bryan Whalen

Laird Landmann

Stephen Kane

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

CUMULATIVE RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

Since Inception[2]
TCW Core Fixed Income Portfolio
Class A	-0.50
Class B	-0.50
Barclays U.S. Aggregate Bond Index	-0.68

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception date of the Class A and Class B shares is 5/1/2015. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	64.6
Corporate Bonds & Notes	19.4
Asset-Backed Securities	11.3
Mortgage-Backed Securities	7.3
Municipals	0.3

MIST-3

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.45%	$1,000.00	$1,004.00	$2.27
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class B(a)	Actual	0.70%	$1,000.00	$1,004.00	$3.54
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—64.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—27.0%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	22,090,000	$22,264,624
Fannie Mae 30 Yr. Pool 3.000%, 07/01/45	25,246,581	25,285,693
3.000%, TBA (a)	30,485,000	30,485,277
3.500%, TBA (a)	76,805,000	79,241,500
4.000%, TBA (a)	24,980,000	26,433,134
4.500%, TBA (a)	19,100,000	20,625,613
Fannie Mae Pool 2.470%, 01/01/23	2,500,000	2,483,451
2.740%, 03/01/25	2,184,997	2,164,692
3.320%, 08/01/26	1,895,000	1,931,349
3.500%, 01/01/44	19,441,411	20,089,257
3.920%, 10/01/23	1,730,000	1,853,216
4.080%, 01/01/29	4,436,700	4,772,270
4.380%, 06/01/21	7,397,663	8,067,588
4.383%, 04/01/21	7,347,987	7,953,088
4.520%, 08/01/19	4,233,683	4,565,223
4.550%, 10/01/19	5,073,635	5,495,790
4.570%, 01/01/21	1,484,251	1,627,982
4.590%, 08/01/26	2,978,164	3,330,631
Fannie Mae-ACES 0.772%, 05/25/18 (b)	2,693,761	2,695,921
0.772%, 08/25/18 (b)	2,142,967	2,144,628
3.049%, 12/25/24 (b)	9,800,407	10,062,698
Freddie Mac 15 Yr. Gold Pool 2.500%, 09/01/30	12,307,514	12,431,568
3.000%, 08/01/30	4,552,014	4,695,677
Freddie Mac 30 Yr. Gold Pool 3.000%, 07/01/45	15,122,865	15,110,220
3.500%, 01/01/45	18,009,500	18,596,202
3.500%, 04/01/45	9,593,714	9,918,159
3.500%, 06/01/45	25,116,062	25,911,060
3.500%, 08/01/45	9,891,823	10,190,815
3.500%, 10/01/45	25,566,217	26,355,923
3.500%, 11/01/45	9,639,905	9,931,283
4.000%, 09/01/45	9,531,718	10,077,192
4.000%, 10/01/45	9,543,064	10,089,184
4.000%, 11/01/45	9,570,225	10,117,900
Freddie Mac Multi-family Structured Pass-Through Certificates 0.972%, 07/25/20 (b)	1,919,603	1,929,873
1.052%, 07/25/20 (b)	1,968,994	1,977,798
1.873%, 01/25/18	1,135,231	1,135,968
3.161%, 05/25/25	2,015,000	2,031,151
3.511%, 04/25/30	4,495,000	4,561,994
Ginnie Mae II 30 Yr. Pool 3.000%, 08/20/45	20,318,710	20,621,876
3.000%, 09/20/45	3,587,402	3,640,928
3.500%, 06/20/45	9,681,571	10,107,479
3.500%, 07/20/45	4,594,896	4,797,033
3.500%, 10/20/45	9,795,404	10,226,319
3.500%, TBA (a)	19,165,000	19,978,765
4.000%, 10/20/45	8,057,810	8,569,559
4.500%, TBA (a)	4,300,000	4,619,813

		541,197,364

Federal Agencies—4.5%
Federal Farm Credit Bank 0.650%, 05/30/17 (b)	20,280,000	$20,282,454
Federal Home Loan Bank 1.250%, 06/28/30 (c)	8,190,000	8,174,152
Federal Home Loan Mortgage Corp. 0.407%, 04/20/17 (b)	20,520,000	20,488,768
Federal National Mortgage Association 0.279%, 10/05/17 (b)	20,625,000	20,585,359
0.422%, 07/20/17 (b)	20,535,000	20,504,218

		90,034,951

U.S. Treasury—33.1%
U.S. Treasury Bond 3.000%, 11/15/45	35,595,000	35,487,930
U.S. Treasury Inflation Indexed Bond 0.750%, 02/15/45 (d)	53,127,052	46,332,580
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (d)	42,616,975	40,677,561
0.375%, 07/15/25 (d)	1,363,998	1,320,592
U.S. Treasury Notes 0.750%, 10/31/17	154,895,000	154,072,198
0.875%, 11/30/17 (e)	67,005,000	66,811,288
1.000%, 12/31/17	30,580,000	30,541,775
1.375%, 10/31/20 (e)	71,630,000	70,365,301
1.625%, 11/30/20 (e)	64,075,000	63,694,523
1.750%, 12/31/20	72,370,000	72,290,827
2.250%, 11/15/25 (e)	83,385,000	83,199,302

		664,793,877

Total U.S. Treasury & Government Agencies (Cost $1,303,373,258)		1,296,026,192

Corporate Bonds & Notes—19.4%

Airlines—0.6%
America West Airlines Pass-Through Trust 7.100%, 10/02/22	795,031	866,583
8.057%, 01/02/22	603,266	677,167
American Airlines Pass-Through Trust 4.000%, 01/15/27	1,755,847	1,773,405
Continental Airlines Pass-Through Trust 6.545%, 08/02/20	2,784,708	2,962,094
JetBlue Airways Pass-Through Trust 0.737%, 02/15/18 (b)	171,792	171,019
0.812%, 05/15/18 (b)	463,000	459,065
U.S. Airways Pass-Through Trust 6.250%, 10/22/24	2,376,774	2,661,987
7.076%, 09/20/22	1,646,826	1,774,455

		11,345,775

Auto Manufacturers—0.1%
General Motors Co. 4.875%, 10/02/23	1,800,000	1,840,786

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—5.7%
Bank of America Corp. 2.625%, 10/19/20	2,815,000	$2,779,590
3.750%, 07/12/16	2,556,000	2,588,050
4.875%, 04/01/44 (e)	900,000	931,909
5.000%, 01/21/44	4,000,000	4,174,760
6.000%, 09/01/17	700,000	744,947
6.500%, 08/01/16	4,610,000	4,744,455
Bank of America N.A. 5.300%, 03/15/17	5,500,000	5,721,512
Barclays Bank plc 5.000%, 09/22/16	1,567,000	1,607,209
Barclays plc 5.250%, 08/17/45	2,055,000	2,069,971
Capital One N.A. 1.650%, 02/05/18	755,000	747,530
Chase Capital VI 0.954%, 08/01/28 (b)	2,000,000	1,690,000
Citigroup, Inc. 1.300%, 04/01/16	3,000,000	3,004,230
1.300%, 11/15/16	4,000,000	3,990,208
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, 12/10/20 (144A)	3,045,000	3,031,170
3.800%, 09/15/22 (144A)	2,000,000	1,998,422
4.875%, 05/15/45 (144A) (e)	1,600,000	1,577,738
Discover Bank 2.000%, 02/21/18	1,000,000	993,239
2.600%, 11/13/18	2,085,000	2,083,334
3.100%, 06/04/20	3,000,000	3,006,807
Goldman Sachs Group, Inc. (The) 1.036%, 03/22/16 (b)	2,000,000	1,998,112
1.048%, 05/22/17 (b)	1,000,000	998,609
2.012%, 11/29/23 (b)	4,800,000	4,842,600
3.625%, 02/07/16	3,124,000	3,131,919
6.150%, 04/01/18	485,000	526,669
6.250%, 09/01/17	2,830,000	3,030,757
JPMorgan Chase & Co. 2.550%, 10/29/20 (e)	4,280,000	4,244,087
6.300%, 04/23/19	3,415,000	3,829,243
JPMorgan Chase Bank N.A. 0.832%, 06/13/16 (b)	2,000,000	1,997,028
6.000%, 10/01/17	3,015,000	3,223,517
JPMorgan Chase Capital XIII 1.553%, 09/30/34 (b)	2,300,000	1,931,770
JPMorgan Chase Capital XXI 1.279%, 01/15/87 (b) (e)	3,000,000	2,362,500
Morgan Stanley 4.300%, 01/27/45	2,000,000	1,908,216
5.450%, 01/09/17	4,000,000	4,152,192
5.625%, 09/23/19	4,050,000	4,469,576
6.625%, 04/01/18	475,000	520,852
7.300%, 05/13/19	1,000,000	1,148,709
Royal Bank of Scotland Group plc 1.875%, 03/31/17	470,000	468,033
6.400%, 10/21/19 (e)	2,500,000	2,773,697
UBS AG 1.375%, 06/01/17	7,000,000	6,966,645

Banks—(Continued)
UBS Group Funding Jersey, Ltd. 4.125%, 09/24/25 (144A)	2,055,000	2,052,869
Wells Fargo & Co. 2.600%, 07/22/20	5,175,000	5,161,742
Wells Fargo Bank N.A. 0.572%, 05/16/16 (b)	5,381,000	5,377,524

		114,601,947

Biotechnology—0.7%
Amgen, Inc. 2.300%, 06/15/16	3,570,000	3,590,542
Biogen, Inc. 5.200%, 09/15/45	3,100,000	3,101,172
Celgene Corp. 3.875%, 08/15/25	3,100,000	3,087,445
Gilead Sciences, Inc. 3.650%, 03/01/26	3,500,000	3,529,676

		13,308,835

Commercial Services—0.1%
Northwestern University 4.643%, 12/01/44	1,500,000	1,685,754

Computers—0.1%
Apple, Inc. 4.375%, 05/13/45	1,860,000	1,878,063

Diversified Financial Services—0.9%
American Express Credit Corp. 2.600%, 09/14/20 (e)	3,090,000	3,097,138
Capital One Bank USA N.A. 1.200%, 02/13/17	1,475,000	1,467,734
International Lease Finance Corp. 6.750%, 09/01/16 (144A)	2,000,000	2,055,000
7.125%, 09/01/18 (144A)	5,850,000	6,413,063
Protective Life Global Funding 2.700%, 11/25/20 (144A)	3,045,000	3,043,267
Visa, Inc. 3.150%, 12/14/25	2,500,000	2,503,090

		18,579,292

Electric—2.5%
Appalachian Power Co. 4.450%, 06/01/45	2,200,000	2,088,313
CenterPoint Energy Houston Electric LLC 3.550%, 08/01/42	1,945,000	1,749,216
Duke Energy Carolinas LLC 4.250%, 12/15/41	3,300,000	3,289,278
Duke Energy Progress LLC 3.250%, 08/15/25	5,215,000	5,251,270
4.100%, 05/15/42	1,000,000	969,515
4.100%, 03/15/43	2,325,000	2,256,601
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	3,250,000	3,678,860
El Paso Electric Co. 3.300%, 12/15/22	825,000	797,343

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Entergy Corp. 4.000%, 07/15/22	4,000,000	$4,080,712
Exelon Corp. 1.550%, 06/09/17	4,075,000	4,057,816
Florida Power & Light Co. 4.050%, 10/01/44	590,000	583,822
International Transmission Co. 4.625%, 08/15/43 (144A)	2,750,000	2,848,948
IPALCO Enterprises, Inc. 5.000%, 05/01/18	560,000	586,600
Jersey Central Power & Light Co. 5.625%, 05/01/16	1,082,000	1,095,731
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	968,297
NextEra Energy Capital Holdings, Inc. 1.586%, 06/01/17	4,000,000	3,985,680
2.056%, 09/01/17	1,000,000	1,000,932
PacifiCorp 3.350%, 07/01/25	2,000,000	2,016,236
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,102,023
Public Service Electric & Gas Co. 4.050%, 05/01/45 (e)	3,000,000	2,937,426
Xcel Energy, Inc. 3.300%, 06/01/25	2,375,000	2,321,738

		49,666,357

Food—0.2%
Kraft Heinz Foods Co. 5.200%, 07/15/45 (144A) (e)	3,270,000	3,416,849

Gas—0.1%
Laclede Group, Inc. (The) 4.700%, 08/15/44	1,944,000	1,918,852

Healthcare-Services—0.4%
Baylor Scott & White Holdings 4.185%, 11/15/45	1,300,000	1,229,400
Hartford HealthCare Corp. 5.746%, 04/01/44	1,000,000	1,083,389
North Shore-Long Island Jewish Health Care, Inc. 4.800%, 11/01/42	1,600,000	1,513,035
Southern Baptist Hospital of Florida, Inc. 4.857%, 07/15/45	1,250,000	1,291,346
UnitedHealth Group, Inc. 3.750%, 07/15/25	2,515,000	2,592,653

		7,709,823

Insurance—0.9%
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42 (e)	3,700,000	3,663,455
Berkshire Hathaway, Inc. 4.500%, 02/11/43 (e)	1,455,000	1,465,082
Farmers Exchange Capital III 5.454%, 10/15/54 (144A) (b)	3,530,000	3,430,733

Insurance—(Continued)
Jackson National Life Global Funding 2.600%, 12/09/20 (144A)	3,060,000	3,044,761
Teachers Insurance & Annuity Association of America 4.375%, 09/15/54 (144A) (b)	3,500,000	3,425,677
ZFS Finance USA Trust II 6.450%, 12/15/65 (144A) (b)	3,750,000	3,789,375

		18,819,083

Media—0.3%
CCO Safari LLC 6.484%, 10/23/45 (144A)	5,215,000	5,223,547
Comcast Corp. 4.400%, 08/15/35 (e)	1,500,000	1,508,937

		6,732,484

Oil & Gas—0.4%
Anadarko Petroleum Corp. 4.500%, 07/15/44 (e)	620,000	474,661
BP Capital Markets plc 3.506%, 03/17/25 (e)	1,060,000	1,026,503
Devon Energy Corp. 5.000%, 06/15/45 (e)	815,000	617,691
Exxon Mobil Corp. 3.567%, 03/06/45 (e)	2,775,000	2,608,078
Noble Energy, Inc. 5.050%, 11/15/44 (e)	1,050,000	847,771
Shell International Finance B.V. 4.375%, 05/11/45	2,750,000	2,596,184

		8,170,888

Pharmaceuticals—0.4%
AbbVie, Inc. 1.800%, 05/14/18	3,500,000	3,483,886
Actavis Funding SCS 3.800%, 03/15/25	2,285,000	2,273,331
4.750%, 03/15/45	2,000,000	1,950,090

		7,707,307

Pipelines—1.4%
Boardwalk Pipelines L.P. 5.750%, 09/15/19	4,950,000	4,981,205
Columbia Pipeline Group, Inc. 2.450%, 06/01/18 (144A)	2,250,000	2,199,865
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (e)	2,000,000	1,927,522
Energy Transfer Partners L.P. 2.500%, 06/15/18	2,500,000	2,394,615
4.650%, 06/01/21	1,700,000	1,596,038
5.150%, 03/15/45	5,065,000	3,580,038
6.500%, 02/01/42	700,000	569,307
EnLink Midstream Partners L.P. 4.150%, 06/01/25	1,700,000	1,307,494
Enterprise Products Operating LLC 4.900%, 05/15/46	1,250,000	1,021,485

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Spectra Energy Partners L.P. 2.950%, 06/15/16	1,963,000	$1,970,098
TC PipeLines L.P. 4.650%, 06/15/21	3,840,000	3,687,852
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	3,275,000	2,910,948

		28,146,467

Real Estate—0.2%
WEA Finance LLC / Westfield UK & Europe Finance plc 2.700%, 09/17/19 (144A)	4,665,000	4,626,570

Real Estate Investment Trusts—2.7%
Alexandria Real Estate Equities, Inc. 2.750%, 01/15/20	475,000	466,969
4.600%, 04/01/22	1,292,000	1,340,378
BioMed Realty L.P. 3.850%, 04/15/16	2,400,000	2,407,358
4.250%, 07/15/22	1,500,000	1,490,844
DDR Corp. 9.625%, 03/15/16	5,750,000	5,839,775
ERP Operating L.P. 5.125%, 03/15/16 (e)	3,982,000	4,012,833
5.375%, 08/01/16	500,000	511,426
HCP, Inc. 3.750%, 02/01/16	3,885,000	3,890,470
4.000%, 12/01/22	1,000,000	995,377
4.000%, 06/01/25	975,000	952,003
4.250%, 11/15/23	3,216,000	3,220,522
6.300%, 09/15/16 (e)	2,850,000	2,946,504
Healthcare Realty Trust, Inc. 3.750%, 04/15/23	1,850,000	1,809,655
5.750%, 01/15/21	538,000	593,427
Realty Income Corp. 5.950%, 09/15/16	2,126,000	2,189,091
Reckson Operating Partnership L.P. 6.000%, 03/31/16	6,034,000	6,090,279
Regency Centers L.P. 5.875%, 06/15/17	750,000	790,896
SL Green Realty Corp. 5.000%, 08/15/18	1,500,000	1,573,948
Ventas Realty L.P. 4.125%, 01/15/26	4,750,000	4,734,966
Welltower, Inc. 3.625%, 03/15/16 (e)	7,157,000	7,188,104
6.200%, 06/01/16	440,000	448,540

		53,493,365

Retail—0.3%
CVS Health Corp. 3.875%, 07/20/25 (e)	4,135,000	4,220,098
Wal-Mart Stores, Inc. 4.300%, 04/22/44	1,000,000	1,019,464
4.750%, 10/02/43	1,400,000	1,505,800

		6,745,362

Software—0.4%
Microsoft Corp. 3.125%, 11/03/25	6,145,000	6,177,599
3.750%, 02/12/45	2,330,000	2,146,897

		8,324,496

Telecommunications—0.9%
AT&T, Inc. 0.741%, 02/12/16 (b)	3,125,000	3,123,616
4.350%, 06/15/45 (e)	1,500,000	1,283,207
4.750%, 05/15/46	4,175,000	3,822,613
Rogers Communications, Inc. 5.000%, 03/15/44	960,000	966,488
Verizon Communications, Inc. 2.500%, 09/15/16	2,000,000	2,015,606
4.862%, 08/21/46	7,400,000	7,005,772

		18,217,302

Transportation—0.1%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	1,300,000	1,178,225
4.550%, 09/01/44	1,605,000	1,549,398

		2,727,623

Total Corporate Bonds & Notes (Cost $397,590,627)		389,663,280

Asset-Backed Securities—11.3%

Asset-Backed - Credit Card—0.3%
Chase Issuance Trust 0.531%, 05/15/18 (b)	5,215,000	5,213,702

Asset-Backed - Home Equity—2.5%
Asset Backed Securities Corp. Home Equity Loan Trust 0.582%, 05/25/36 (b)	3,929,347	3,686,057
Asset-Backed Funding Certificates Trust 1.052%, 03/25/35 (b)	7,279,356	7,102,157
JPMorgan Mortgage Acquisition Corp. 0.892%, 06/25/35 (b)	8,803,000	8,219,232
MASTR Asset-Backed Securities Trust 0.832%, 06/25/35 (b)	7,558,329	7,535,468
New Century Home Equity Loan Trust 1.202%, 08/25/34 (b)	10,791,089	10,162,326
Option One Mortgage Loan Trust 1.082%, 05/25/35 (b)	5,367,378	5,155,166
Wells Fargo Home Equity Trust 0.852%, 04/25/35 (b)	8,215,000	8,081,350

		49,941,756

Asset-Backed - Other—3.1%
Cedar Funding III CLO, Ltd. 1.900%, 05/20/26 (144A) (b)	4,005,000	3,958,442
Citigroup Mortgage Loan Trust, Inc. 1.097%, 05/25/35 (b)	7,078,380	6,984,304

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Dryden XXXI Senior Loan Fund 1.667%, 04/18/26 (144A) (b)	5,185,000	$5,130,164
Encore Credit Receivables Trust 0.842%, 01/25/36 (b)	6,945,440	6,908,502
GSAMP Trust 1.102%, 10/25/34 (b)	5,990,930	5,615,333
HSI Asset Securitization Corp. Trust 0.612%, 12/25/35 (b)	5,887,245	5,794,883
Long Beach Mortgage Loan Trust 1.217%, 02/25/35 (b)	6,682,649	6,642,590
Magnetite, Ltd. 1.740%, 07/25/26 (144A) (b)	5,000,000	4,963,165
Neuberger Berman CLO, Ltd. 1.791%, 04/15/26 (144A) (b)	5,100,000	5,043,859
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.097%, 06/25/35 (b)	3,870,003	3,863,356
1.172%, 03/25/35 (b)	4,999,113	4,975,343
Voya CLO, Ltd. 1.765%, 07/17/26 (144A) (b)	2,850,000	2,821,474

		62,701,415

Asset-Backed - Student Loan—5.4%
Education Loan Asset-Backed Trust I 1.222%, 06/25/26 (144A) (b)	9,304,337	9,230,623
Navient Student Loan Trust 1.922%, 10/25/58 (b)	2,470,000	2,160,483
Nelnet Student Loan Trust 1.022%, 02/26/46 (144A) (b)	5,295,000	5,156,506
SLC Student Loan Trust 0.622%, 03/15/27 (b)	2,450,000	2,343,089
0.672%, 12/15/38 (b)	8,310,000	7,116,599
0.672%, 09/15/39 (b)	11,000,000	9,513,519
SLM Student Loan Trust 0.380%, 01/25/22 (b)	10,320,000	9,739,593
0.470%, 10/25/29 (b)	10,200,000	9,639,367
0.870%, 04/27/26 (144A) (b)	10,000,000	9,791,474
1.022%, 11/25/27 (b)	6,870,619	6,754,947
1.070%, 10/25/40 (b)	10,240,000	9,841,997
1.172%, 05/26/26 (b)	9,890,000	9,793,065
1.172%, 01/25/45 (144A) (b)	5,028,043	4,808,137
1.820%, 04/25/23 (b)	1,781,479	1,782,694
2.222%, 09/25/43 (b)	5,800,000	5,151,860
Wachovia Student Loan Trust 0.490%, 04/25/40 (144A) (b)	7,500,000	6,660,499

		109,484,452

Total Asset-Backed Securities (Cost $230,548,883)		227,341,325

Mortgage-Backed Securities—7.3%

Collateralized Mortgage Obligations—4.1%
Citigroup Mortgage Loan Trust, Inc. 0.417%, 05/20/47 (144A) (b)	4,483,157	4,289,482

Collateralized Mortgage Obligations—(Continued)
Credit Suisse Mortgage Trust 0.461%, 05/27/37 (144A) (b)	4,317,050	4,273,982
0.501%, 04/27/47 (144A) (b)	4,758,179	4,552,067
1.066%, 09/27/46 (144A)	4,751,061	4,616,680
2.403%, 01/27/36 (144A) (b)	2,059,361	2,070,970
Morgan Stanley Mortgage Loan Trust 0.692%, 09/25/35 (b)	4,624,571	4,584,687
Morgan Stanley Resecuritization Trust 0.671%, 08/26/47 (144A) (b)	8,738,177	8,330,490
2.587%, 01/26/51 (144A) (b)	7,832,132	7,841,626
Nomura Resecuritization Trust 0.481%, 02/25/37 (144A) (b)	4,288,814	4,134,990
0.521%, 08/26/37 (144A) (b)	4,644,057	4,466,113
2.835%, 03/26/37 (144A) (b)	8,631,491	8,727,175
Structured Adjustable Rate Mortgage Loan Trust 1.097%, 01/25/35 (b)	6,652,647	6,431,342
2.454%, 03/25/34 (b)	9,464,960	9,500,625
WaMu Mortgage Pass-Through Certificates Trust 0.712%, 10/25/45 (b)	9,354,455	8,616,136

		82,436,365

Commercial Mortgage-Backed Securities—3.2%
Banc of America Commercial Mortgage Trust 5.492%, 02/10/51	5,701,783	5,905,603
Commercial Mortgage Trust 0.824%, 08/15/45	1,157,298	1,155,696
DBRR Trust 4.537%, 07/12/44 (144A) (b)	3,000,000	3,238,410
DBUBS Mortgage Trust 3.386%, 07/10/44 (144A)	9,498,019	9,530,458
GS Mortgage Securities Trust 2.539%, 01/10/45	8,961,000	9,009,921
JPMorgan Chase Commercial Mortgage Securities Trust 2.206%, 05/15/45	3,966,492	3,982,645
4.311%, 08/05/32 (144A)	8,448,000	9,015,744
Morgan Stanley Bank of America Merrill Lynch Trust 0.738%, 02/15/46	3,643,606	3,633,408
Morgan Stanley Capital I Trust 0.491%, 04/15/49 (b)	6,270,956	6,257,946
3.884%, 09/15/47 (144A)	987,109	987,003
4.700%, 09/15/47 (144A)	1,490,000	1,578,961
OBP Depositor LLC Trust
4.646%, 07/15/45 (144A)	2,042,000	2,200,096
UBS-Barclays Commercial Mortgage Trust 1.006%, 05/10/63	2,627,803	2,619,732
WF-RBS Commercial Mortgage Trust 3.240%, 03/15/44 (144A)	1,555,963	1,557,080
3.791%, 02/15/44 (144A)	3,595,582	3,591,116

		64,263,819

Total Mortgage-Backed Securities (Cost $147,827,643)		146,700,184

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2015

Municipals—0.3%

Security Description	Shares/ Principal Amount*	Value
New York City Transitional Finance Authority, Future Tax Secured Revenue 5.267%, 05/01/27	2,150,000	$2,430,209
New York City, General Obligation Unlimited, Build America Bonds 5.968%, 03/01/36	1,750,000	2,156,403
6.271%, 12/01/37	1,575,000	2,017,496

Total Municipals (Cost $6,615,795)		6,604,108

Short-Term Investments—24.2%

Discount Note—1.2%
Freddie Mac 0.182%, 01/08/16 (f)	24,905,000	24,904,007

Mutual Funds—17.4%
SSgA Prime Money Market Fund 0.190% (g)	13,210,887	13,210,887
State Street Navigator Securities Lending MET Portfolio (h)	336,741,883	336,741,883

		349,952,770

U.S. Treasury—5.6%
U.S. Treasury Bills 0.003%, 02/25/16 (e) (f)	200,000	199,999
0.015%, 03/03/16 (e) (f)	165,000	164,996
0.016%, 01/28/16 (e) (f)	10,000	10,000
0.055%, 01/07/16 (e) (f) (i)	870,000	869,991
0.121%, 04/07/16 (f)	61,250,000	61,230,196
0.139%, 02/11/16 (e) (f)	37,460,000	37,454,006
0.170%, 01/14/16 (e) (f)	11,755,000	11,754,236

		111,683,424

Total Short - Term Investments (Cost $486,540,201)		486,540,201

Total Investments—127.1% (Cost $2,572,496,407) (j)		2,552,875,290
Other assets and liabilities (net)—(27.1)%		(545,084,945)

Net Assets—100.0%		$2,007,790,345

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(d)	Principal amount of security is adjusted for inflation.
(e)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $329,693,956 and the collateral received consisted of cash in the amount of $336,741,883. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(f)	The rate shown represents current yield to maturity.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2015.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $549,997.
(j)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,574,531,751. The aggregate unrealized appreciation and depreciation of investments were $1,424,020 and $(23,080,481), respectively, resulting in net unrealized depreciation of $(21,656,461) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $201,334,448, which is 10.0% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(CLO)—	Collateralized Loan Obligation

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
U.S. Treasury Note 5 Year Futures	03/31/16	588	USD	69,732,776	$(160,432)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,296,026,192	$—	$1,296,026,192
Total Corporate Bonds & Notes*	—	389,663,280	—	389,663,280
Total Asset-Backed Securities*	—	227,341,325	—	227,341,325
Total Mortgage-Backed Securities*	—	146,700,184	—	146,700,184
Total Municipals	—	6,604,108	—	6,604,108
Short-Term Investments
Discount Note	—	24,904,007	—	24,904,007
Mutual Funds	349,952,770	—	—	349,952,770
U.S. Treasury	—	111,683,424	—	111,683,424
Total Short-Term Investments	349,952,770	136,587,431	—	486,540,201
Total Investments	$349,952,770	$2,202,922,520	$—	$2,552,875,290

Collateral for Securities Loaned (Liability)	$—	$(336,741,883)	$—	$(336,741,883)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(160,432)	$—	$—	$(160,432)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$2,552,875,290
Cash	19,059
Receivable for:
TBA securities sold	11,463,111
Interest	7,016,320
Variation margin on futures contracts	83,884
Prepaid expenses	4,300

Total Assets	2,571,461,964
Liabilities
Collateral for securities loaned	336,741,883
Payables for:
Investments purchased	10,131,404
TBA securities purchased	215,317,603
Fund shares redeemed	570,778
Accrued Expenses:
Management fees	719,806
Distribution and service fees	19
Deferred trustees’ fees	7,510
Other expenses	182,616

Total Liabilities	563,671,619

Net Assets	$2,007,790,345

Net Assets Consist of:
Paid in surplus	$2,011,906,309
Undistributed net investment income	17,675,556
Accumulated net realized loss	(2,009,971)
Unrealized depreciation on investments and futures contracts	(19,781,549)

Net Assets	$2,007,790,345

Net Assets
Class A	$2,007,686,524
Class B	103,821
Capital Shares Outstanding*
Class A	201,758,384
Class B	10,433
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.95
Class B	9.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,572,496,407.
(b)	Includes securities loaned at value of $329,693,956.

Statement of Operations

Period Ended December 31, 2015(a)

Investment Income
Interest	$19,759,996
Securities lending income	170,969

Total investment income	19,930,965
Expenses
Management fees	6,953,253
Administration fees	30,985
Custodian and accounting fees	101,711
Distribution and service fees—Class B	63
Audit and tax services	69,885
Legal	55,420
Trustees’ fees and expenses	21,134
Shareholder reporting	63,987
Insurance	6,054
Miscellaneous	8,640

Total expenses	7,311,132
Less management fee waiver	(1,641,731)

Net expenses	5,669,401

Net Investment Income	14,261,564

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(843,946)
Futures contracts	2,247,959

Net realized gain	1,404,013

Net change in unrealized depreciation on:
Investments	(19,621,117)
Futures contracts	(160,432)

Net change in unrealized depreciation	(19,781,549)

Net realized and unrealized loss	(18,377,536)

Net Decrease in Net Assets From Operations	$(4,115,972)

(a)	Commencement of operations was May 1, 2015.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

Period Ended December 31, 2015(a)

Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,261,564
Net realized gain	1,404,013
Net change in unrealized depreciation	(19,781,549)

Decrease in net assets from operations	(4,115,972)

Increase in net assets from capital share transactions	2,011,906,317

Total increase in net assets	2,007,790,345

Net Assets
Beginning of period	—

End of period	$2,007,790,345

Undistributed net investment income
End of period	$17,675,556

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2015(a)
	Shares	Value
Class A
Sales	209,584,056	$2,089,891,632
Redemptions	(7,825,672)	(78,089,380)

Net increase	201,758,384	$2,011,802,252

Class B
Sales	10,615	$105,867
Redemptions	(182)	(1,802)

Net increase	10,433	$104,065

Increase derived from capital shares transactions		$2,011,906,317

(a)	Commencement of operations was May 1, 2015.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Period Ended December 31, 2015(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08
Net realized and unrealized loss on investments	(0.13)

Total from investment operations	(0.05)

Net Asset Value, End of Period	$9.95

Total Return (%) (c)	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(e)
Net ratio of expenses to average net assets (%) (f)	0.45	(e)
Ratio of net investment income to average net assets (%)	1.13	(e)
Portfolio turnover rate (%)	325	(d)(g)
Net assets, end of period (in millions)	$2,007.7

	Class B
	Period Ended December 31, 2015(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07
Net realized and unrealized loss on investments	(0.12)

Total from investment operations	(0.05)

Net Asset Value, End of Period	$9.95

Total Return (%) (c)	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)
Net ratio of expenses to average net assets (%) (f)	0.70	(e)
Ratio of net investment income to average net assets (%)	1.00	(e)
Portfolio turnover rate (%)	325	(d)(g)
Net assets, end of period (in millions)	$0.1

(a)	Commencement of operations was May 1, 2015.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 205% for the period ended December 31, 2015.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”) (commenced operations on May 1, 2015), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including

MIST-15

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown gains and losses and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-16

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

MIST-17

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the period ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(17,629,770)	$—	$—	$—	$(17,629,770)
U.S. Treasury	(29,155,810)	—	—	—	(29,155,810)
U.S. Treasury & Government Agencies	(289,956,303)	—	—	—	(289,956,303)
Total	$(336,741,883)	$—	$—	$—	$(336,741,883)
Total Borrowings	$(336,741,883)	$—	$—	$—	$(336,741,883)
Gross amount of recognized liabilities for securities lending transactions					$(336,741,883)

MIST-18

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$160,432

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the period ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$2,247,959

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(160,432)

For the period ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$63,300,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MIST-19

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the period ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$6,748,805,965	$865,902,789	$5,442,580,057	$145,979,992

Purchases and sales of mortgage dollar rolls and TBA transactions for the period ended December 31, 2015 were as follows:

Purchases	Sales
$2,775,584,475	$2,574,571,948

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the period ended December 31, 2015 were $6,953,253.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MIST-20

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

Amounts waived for the period ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$17,688,862	$—	$(21,656,461)	$(140,855)	$(4,108,454)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had accumulated short-term capital losses of $140,855.

MIST-21

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-22

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of TCW Core Fixed Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TCW Core Fixed Income Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Core Fixed Income Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-23

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-24

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-25

Met Investors Series Trust

WMC Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the WMC Large Cap Research Portfolio returned 4.59%, 4.41%, and 4.45%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 1.38%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period ended December 31, 2015. 2015 was certainly a tale of two halves: the first half rise followed by the second half decline along with renewed volatility. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2nd, April 24th, and May 21st. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18th Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (the “Fed”) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. May marked the second-best month ever for deals involving U.S. companies with $234 billion in announcements. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.

In the second half of 2015, the U.S. economy remained on solid footing, with a sharp rebound in GDP, a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained volatile and experienced its first 10% correction since October 2011. Oil prices and the energy sector as a whole remained extremely volatile, but ultimately fell sharply towards the end of the year. In the September meeting, the Fed left rates unchanged with its statement spooking some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” Eventually, after much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase of 25 basis points in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the S&P 500 Index, for the twelve month period ended December 31, 2015. On a relative basis, nearly all of the value added over the period came from security selection. Positive stock selection was notable within the Information Technology, Consumer Staples, and Financials sectors, while selection was weaker within the Utilities sector.

Strong performance from Freescale Semiconductor and Amazon as well as the Portfolio’s underweight positioning to technology giant Apple, contributed most to relative performance during the period. Our decision to sell Kinder Morgan on valuation concerns earlier in the year together with not owning benchmark laggard Wal-Mart also aided relative results. The Portfolio’s underweight exposure to strong performing General Electric was among the Portfolio’s top detractors along with Enbridge (Canada) and GoPro. Additionally, the decision to not own The Home Depot weighed on relative performance.

The Portfolio is generally industry-neutral relative to the benchmark. On an absolute basis, the Portfolio’s largest exposures were to the software & services, pharmaceuticals, biotechnology & life sciences, and capital goods industries at the end of the period. Exposure to the software & services industry increased during the period while exposure to the technology hardware & equipment industry decreased (mainly through trimming our Apple exposure).

Cheryl M. Duckworth

Mark D. Mandel

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

WMC Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[3]
WMC Large Cap Research Portfolio
Class A	4.59	12.80	6.50	—
Class B	4.41	12.52	—	4.99
Class E	4.45	12.61	—	5.10
S&P 500 Index	1.38	12.57	7.31	—
Russell 1000 Index[2]	0.92	12.44	7.40	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

3 Inception dates of the Class A, Class B and Class E shares are 3/23/1998, 4/30/2007 and 4/30/2007, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	3.1
Microsoft Corp.	2.6
Wells Fargo & Co.	2.2
Amazon.com, Inc.	2.0
Bank of America Corp.	1.9
Medtronic plc	1.8
Cisco Systems, Inc.	1.5
Apple, Inc.	1.5
Mondelez International, Inc. - Class A	1.5
Comcast Corp. - Class A	1.4

Top Sectors

% of Net Assets
Information Technology	18.4
Financials	17.7
Health Care	15.4
Consumer Discretionary	12.2
Consumer Staples	11.4
Industrials	10.3
Energy	5.1
Utilities	4.2
Materials	3.6

MIST-2

Met Investors Series Trust

WMC Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.51%	$1,000.00	$1,004.30	$2.58
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B(a)	Actual	0.76%	$1,000.00	$1,002.90	$3.84
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E(a)	Actual	0.66%	$1,000.00	$1,003.60	$3.33
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Boeing Co. (The)	116,840	$16,893,895
Honeywell International, Inc.	269,697	27,932,518
Lockheed Martin Corp.	94,120	20,438,158
Raytheon Co.	123,288	15,353,055

		80,617,626

Air Freight & Logistics—0.4%
FedEx Corp.	20,180	3,006,618
United Parcel Service, Inc. - Class B	43,950	4,229,309
XPO Logistics, Inc. (a) (b)	95,640	2,606,190

		9,842,117

Airlines—0.3%
American Airlines Group, Inc.	96,907	4,104,012
United Continental Holdings, Inc. (a)	45,721	2,619,813

		6,723,825

Banks—6.0%
Bank of America Corp.	2,536,710	42,692,829
Citizens Financial Group, Inc.	613,207	16,059,891
PNC Financial Services Group, Inc. (The)	258,131	24,602,466
Wells Fargo & Co.	923,335	50,192,491

		133,547,677

Beverages—4.2%
Anheuser-Busch InBev S.A. (ADR)	105,235	13,154,375
Coca-Cola Co. (The)	566,518	24,337,613
Dr Pepper Snapple Group, Inc.	101,897	9,496,800
Monster Beverage Corp. (a)	129,584	19,302,833
PepsiCo, Inc.	279,606	27,938,232

		94,229,853

Biotechnology—1.9%
Alkermes plc (a)	91,306	7,247,870
Alnylam Pharmaceuticals, Inc. (a) (b)	12,520	1,178,633
BioCryst Pharmaceuticals, Inc. (a)	118,120	1,218,998
Chiasma, Inc. (a)	17,400	340,518
Dicerna Pharmaceuticals, Inc. (a) (b)	112,768	1,338,556
Gilead Sciences, Inc.	73,150	7,402,048
GlycoMimetics, Inc. (a)	108,511	620,683
Incyte Corp. (a) (b)	10,700	1,160,415
Ironwood Pharmaceuticals, Inc. (a) (b)	147,503	1,709,560
Karyopharm Therapeutics, Inc. (a) (b)	14,522	192,417
Nivalis Therapeutics, Inc. (a) (b)	41,800	323,532
Novavax, Inc. (a) (b)	165,270	1,386,615
Otonomy, Inc. (a) (b)	61,639	1,710,482
PTC Therapeutics, Inc. (a) (b)	24,890	806,436
Puma Biotechnology, Inc. (a) (b)	3,400	266,560
Regeneron Pharmaceuticals, Inc. (a)	16,418	8,912,840
Regulus Therapeutics, Inc. (a) (b)	76,840	670,045
TESARO, Inc. (a) (b)	31,440	1,644,941
Trevena, Inc. (a) (b)	142,847	1,499,893
Ultragenyx Pharmaceutical, Inc. (a) (b)	25,620	2,874,052
Voyager Therapeutics, Inc. (a) (b)	26,800	586,920

		43,092,014

Building Products—0.5%
Fortune Brands Home & Security, Inc. (b)	85,870	4,765,785
Owens Corning	147,305	6,927,754

		11,693,539

Capital Markets—1.4%
Ameriprise Financial, Inc.	62,885	6,692,222
BlackRock, Inc.	19,330	6,582,252
Invesco, Ltd.	127,948	4,283,699
Northern Trust Corp.	114,890	8,282,420
Raymond James Financial, Inc.	67,890	3,935,583
WisdomTree Investments, Inc. (b)	146,350	2,294,768

		32,070,944

Chemicals—1.7%
Cabot Corp.	109,470	4,475,134
Celanese Corp. - Series A	134,163	9,033,195
Dow Chemical Co. (The)	147,381	7,587,174
LyondellBasell Industries NV - Class A	35,470	3,082,343
Mosaic Co. (The)	118,280	3,263,345
Sherwin-Williams Co. (The)	37,429	9,716,568

		37,157,759

Commercial Services & Supplies—0.4%
Waste Management, Inc.	172,690	9,216,465

Communications Equipment—1.9%
Arista Networks, Inc. (a)	90,053	7,009,726
Cisco Systems, Inc.	1,269,770	34,480,604

		41,490,330

Construction Materials—0.6%
CRH plc (ADR)	129,020	3,718,356
Martin Marietta Materials, Inc.	24,670	3,369,429
Summit Materials, Inc. - Class A (a) (b)	143,318	2,872,093
Vulcan Materials Co.	43,250	4,107,452

		14,067,330

Consumer Finance—1.6%
American Express Co.	281,448	19,574,708
Santander Consumer USA Holdings, Inc. (a)	1,007,810	15,973,789

		35,548,497

Containers & Packaging—0.9%
Ball Corp.	153,821	11,187,402
International Paper Co.	196,030	7,390,331
Owens-Illinois, Inc. (a)	135,060	2,352,745

		20,930,478

Diversified Financial Services—0.3%
MarketAxess Holdings, Inc. (b)	11,400	1,272,126
Markit, Ltd. (a) (b)	53,714	1,620,551
MSCI, Inc.	57,834	4,171,567

		7,064,244

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—2.5%
Avangrid, Inc. (a)	140,610	$5,399,424
Duke Energy Corp.	105,400	7,524,506
Edison International	115,000	6,809,150
Eversource Energy	88,140	4,501,310
Exelon Corp.	208,190	5,781,436
ITC Holdings Corp.	70,940	2,784,395
NextEra Energy, Inc.	194,310	20,186,866
Pinnacle West Capital Corp.	43,030	2,774,574

		55,761,661

Electrical Equipment—0.7%
AMETEK, Inc.	142,310	7,626,393
Eaton Corp. plc	149,020	7,755,001

		15,381,394

Energy Equipment & Services—0.7%
Baker Hughes, Inc.	8,580	395,967
Ensco plc - Class A (b)	38,570	593,592
Forum Energy Technologies, Inc. (a) (b)	154,190	1,921,207
Halliburton Co.	205,750	7,003,730
Patterson-UTI Energy, Inc.	146,595	2,210,653
Tenaris S.A. (ADR)	66,520	1,583,176
Tesco Corp. (b)	199,020	1,440,905

		15,149,230

Food & Staples Retailing—1.9%
Costco Wholesale Corp.	71,423	11,534,815
CVS Health Corp.	200,060	19,559,866
Walgreens Boots Alliance, Inc.	143,890	12,252,953

		43,347,634

Food Products—1.5%
Mondelez International, Inc. - Class A	739,140	33,143,038

Gas Utilities—0.2%
UGI Corp.	120,540	4,069,430

Health Care Equipment & Supplies—4.3%
Abbott Laboratories	143,468	6,443,148
Baxter International, Inc.	198,757	7,582,579
Becton Dickinson & Co.	59,627	9,187,924
Boston Scientific Corp. (a)	351,040	6,473,178
ConforMIS, Inc. (a) (b)	140,400	2,427,516
Medtronic plc	516,116	39,699,643
St. Jude Medical, Inc.	234,870	14,507,920
Stryker Corp.	117,480	10,918,591

		97,240,499

Health Care Providers & Services—3.3%
Aetna, Inc.	103,420	11,181,770
Cardinal Health, Inc.	79,510	7,097,858
HCA Holdings, Inc. (a)	172,720	11,681,054
McKesson Corp.	81,985	16,169,901
UnitedHealth Group, Inc.	230,204	27,081,199

		73,211,782

Hotels, Restaurants & Leisure—2.2%
Las Vegas Sands Corp.	60,460	2,650,566
McDonald’s Corp.	188,844	22,310,030
Norwegian Cruise Line Holdings, Ltd. (a)	128,157	7,510,000
Starbucks Corp.	180,864	10,857,266
Wingstop, Inc. (a) (b)	5,500	125,455
Wyndham Worldwide Corp. (b)	73,236	5,320,596

		48,773,913

Household Durables—0.8%
Mohawk Industries, Inc. (a)	92,200	17,461,758

Household Products—1.2%
Colgate-Palmolive Co.	410,852	27,370,960

Industrial Conglomerates—1.5%
Danaher Corp.	288,970	26,839,534
General Electric Co.	234,950	7,318,692

		34,158,226

Insurance—5.0%
American International Group, Inc.	454,901	28,190,215
Assured Guaranty, Ltd.	410,235	10,842,511
Hartford Financial Services Group, Inc. (The)	310,267	13,484,204
Marsh & McLennan Cos., Inc.	359,910	19,957,009
Principal Financial Group, Inc.	267,672	12,039,887
Prudential Financial, Inc.	143,690	11,697,803
XL Group plc	410,810	16,095,536

		112,307,165

Internet & Catalog Retail—3.0%
Amazon.com, Inc. (a)	67,743	45,786,817
Expedia, Inc.	14,097	1,752,257
Priceline Group, Inc. (The) (a)	15,416	19,654,629

		67,193,703

Internet Software & Services—5.2%
Alphabet, Inc. - Class A (a)	88,140	68,573,801
Alphabet, Inc. - Class C (a)	28,866	21,905,830
Envestnet, Inc. (a)	27,961	834,636
Facebook, Inc. - Class A (a)	241,050	25,228,293
Zillow Group, Inc. - Class C (a) (b)	2,328	54,662

		116,597,222

IT Services—4.5%
Accenture plc - Class A	132,918	13,889,931
Alliance Data Systems Corp. (a)	19,082	5,277,509
Automatic Data Processing, Inc.	115,941	9,822,521
Cognizant Technology Solutions Corp. - Class A (a)	121,193	7,274,004
Genpact, Ltd. (a)	546,721	13,657,091
Global Payments, Inc.	114,110	7,361,236
Heartland Payment Systems, Inc.	78,086	7,404,114
Visa, Inc. - Class A (b)	375,660	29,132,433
WEX, Inc. (a) (b)	74,654	6,599,414

		100,418,253

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.4%
Thermo Fisher Scientific, Inc.	65,460	$9,285,501

Machinery—1.3%
Dover Corp.	85,100	5,217,481
Illinois Tool Works, Inc.	176,330	16,342,264
Pentair plc (b)	161,730	8,010,487

		29,570,232

Media—3.5%
Comcast Corp. - Class A	536,900	30,297,267
DreamWorks Animation SKG, Inc. - Class A (a)	194,610	5,015,100
Interpublic Group of Cos., Inc. (The)	210,289	4,895,528
Time Warner Cable, Inc.	129,260	23,989,363
Twenty-First Century Fox, Inc. - Class A	527,053	14,314,759

		78,512,017

Metals & Mining—0.1%
Reliance Steel & Aluminum Co.	33,620	1,946,934

Multi-Utilities—1.5%
Ameren Corp.	116,590	5,040,186
Dominion Resources, Inc.	185,275	12,532,001
DTE Energy Co.	44,165	3,541,591
PG&E Corp.	125,540	6,677,472
Public Service Enterprise Group, Inc.	41,440	1,603,314
Sempra Energy	52,220	4,909,202

		34,303,766

Oil, Gas & Consumable Fuels—4.5%
Anadarko Petroleum Corp.	51,108	2,482,827
Cabot Oil & Gas Corp.	273,160	4,832,200
Cobalt International Energy, Inc. (a)	1,148,087	6,199,670
ConocoPhillips	139,520	6,514,189
Continental Resources, Inc. (a) (b)	386,193	8,874,715
Enbridge, Inc.	343,939	11,415,335
EOG Resources, Inc.	9,470	670,381
Hess Corp.	82,476	3,998,436
Marathon Petroleum Corp.	137,160	7,110,374
Newfield Exploration Co. (a)	465,760	15,165,146
Oasis Petroleum, Inc. (a) (b)	325,060	2,395,692
ONEOK, Inc. (b)	52,206	1,287,400
PBF Energy, Inc. - Class A	232,808	8,569,663
PDC Energy, Inc. (a)	39,880	2,128,794
Pioneer Natural Resources Co.	89,226	11,187,156
TransCanada Corp. (b)	122,350	3,987,387
WPX Energy, Inc. (a) (b)	613,823	3,523,344

		100,342,709

Paper & Forest Products—0.3%
Boise Cascade Co. (a)	219,222	5,596,738

Personal Products—1.3%
Avon Products, Inc. (b)	1,727,954	6,998,214
Estee Lauder Cos., Inc. (The) - Class A	258,764	22,786,758

		29,784,972

Pharmaceuticals—5.4%
Aerie Pharmaceuticals, Inc. (a) (b)	47,790	1,163,686
Allergan plc (a)	91,640	28,637,500
AstraZeneca plc (ADR) (b)	329,480	11,185,846
Bristol-Myers Squibb Co.	357,100	24,564,909
Eli Lilly & Co.	71,390	6,015,321
Johnson & Johnson	164,430	16,890,250
Merck & Co., Inc.	383,283	20,245,008
Mylan NV (a)	169,055	9,140,804
MyoKardia, Inc. (a) (b)	77,600	1,137,616
Ocular Therapeutix, Inc. (a) (b)	64,800	607,176
Relypsa, Inc. (a) (b)	33,700	955,058
Tetraphase Pharmaceuticals, Inc. (a) (b)	98,090	983,843

		121,527,017

Professional Services—1.1%
Equifax, Inc.	66,249	7,378,151
ManpowerGroup, Inc.	57,140	4,816,331
Nielsen Holdings plc	196,400	9,152,240
TransUnion (a)	134,800	3,716,436

		25,063,158

Real Estate Investment Trusts—3.4%
American Tower Corp.	171,599	16,636,523
AvalonBay Communities, Inc.	108,245	19,931,152
Public Storage	56,890	14,091,653
Simon Property Group, Inc.	69,411	13,496,275
SL Green Realty Corp.	108,710	12,282,056

		76,437,659

Road & Rail—0.4%
Genesee & Wyoming, Inc. - Class A (a)	47,932	2,573,469
Kansas City Southern	8,114	605,872
Knight Transportation, Inc. (b)	85,856	2,080,291
Norfolk Southern Corp.	26,350	2,228,946
Swift Transportation Co. (a) (b)	117,480	1,623,574

		9,112,152

Semiconductors & Semiconductor Equipment—2.1%
Applied Materials, Inc.	707,700	13,212,759
Avago Technologies, Ltd. (b)	78,820	11,440,723
First Solar, Inc. (a)	27,398	1,807,994
Lam Research Corp.	21,350	1,695,617
Linear Technology Corp.	105,860	4,495,874
Microchip Technology, Inc. (b)	75,000	3,490,500
NXP Semiconductors NV (a)	72,011	6,066,927
ON Semiconductor Corp. (a)	151,120	1,480,976
Skyworks Solutions, Inc.	10,900	837,447
SunEdison Semiconductor, Ltd. (a) (b)	104,030	815,595
SunPower Corp. (a) (b)	24,520	735,845

		46,080,257

Software—3.0%
Microsoft Corp.	1,039,224	57,656,147
ServiceNow, Inc. (a)	65,240	5,647,174
SS&C Technologies Holdings, Inc.	59,543	4,065,001

		67,368,322

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—1.8%
Advance Auto Parts, Inc.	132,467	$19,937,608
L Brands, Inc.	65,128	6,240,565
Ross Stores, Inc.	36,398	1,958,576
Signet Jewelers, Ltd.	103,295	12,776,559

		40,913,308

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	317,636	33,434,365
Pure Storage, Inc. - Class A (a) (b)	492,619	7,670,078

		41,104,443

Textiles, Apparel & Luxury Goods—1.0%
NIKE, Inc. - Class B	197,510	12,344,375
Ralph Lauren Corp. (b)	24,930	2,779,196
VF Corp.	98,070	6,104,858

		21,228,429

Tobacco—1.2%
Altria Group, Inc.	421,350	24,526,783
Philip Morris International, Inc.	26,550	2,334,011

		26,860,794

Total Common Stocks (Cost $2,024,345,201)		2,203,916,974

Short-Term Investments—7.6%

Mutual Fund—6.0%
State Street Navigator Securities Lending MET Portfolio (c)	133,720,754	133,720,754

Security Description	Principal Amount*	Value

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $37,077,988 on 01/04/16, collateralized by $37,920,000 Federal Farm Credit Bank at 1.100% due 03/14/18 with a value of $37,823,683.	37,077,865	$37,077,865

Total Short-Term Investments (Cost $170,798,619)		170,798,619

Total Investments—105.9% (Cost $2,195,143,820) (d)		2,374,715,593
Other assets and liabilities (net)—(5.9)%		(133,196,860)

Net Assets—100.0%		$2,241,518,733

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $141,109,313 and the collateral received consisted of cash in the amount of $133,720,754 and non-cash collateral with a value of $11,750,765. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,204,082,019. The aggregate unrealized appreciation and depreciation of investments were $251,056,906 and $(80,423,332), respectively, resulting in net unrealized appreciation of $170,633,574 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
S&P 500 E-Mini Index Futures	03/18/16	265	USD	26,881,938	$87,112

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

WMC Large Cap Research Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,203,916,974	$—	$—	$2,203,916,974
Short-Term Investments
Mutual Fund	133,720,754	—	—	133,720,754
Repurchase Agreement	—	37,077,865	—	37,077,865
Total Short-Term Investments	133,720,754	37,077,865	—	170,798,619
Total Investments	$2,337,637,728	$37,077,865	$—	$2,374,715,593

Collateral for Securities Loaned (Liability)	$—	$(133,720,754)	$—	$(133,720,754)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$87,112	$—	$—	$87,112

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

WMC Large Cap Research Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$2,374,715,593
Cash	82,162
Cash collateral for futures contracts	1,340,900
Receivable for:
Investments sold	953,663
Fund shares sold	12,661
Dividends and interest	2,546,001
Prepaid expenses	6,373

Total Assets	2,379,657,353
Liabilities
Collateral for securities loaned	133,720,754
Payables for:
Investments purchased	1,761,232
Fund shares redeemed	1,044,594
Variation margin on futures contracts	254,400
Accrued Expenses:
Management fees	938,397
Distribution and service fees	37,672
Deferred trustees’ fees	81,937
Other expenses	299,634

Total Liabilities	138,138,620

Net Assets	$2,241,518,733

Net Assets Consist of:
Paid in surplus	$1,862,946,345
Undistributed net investment income	56,177,433
Accumulated net realized gain	142,736,036
Unrealized appreciation on investments, futures contracts and foreign currency transactions	179,658,919

Net Assets	$2,241,518,733

Net Assets
Class A	$2,034,592,842
Class B	128,127,044
Class E	78,798,847
Capital Shares Outstanding*
Class A	145,749,270
Class B	9,340,599
Class E	5,686,393
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.96
Class B	13.72
Class E	13.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,195,143,820.
(b)	Includes securities loaned at value of $141,109,313.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$40,640,140
Interest	433
Securities lending income	553,404

Total investment income	41,193,977
Expenses
Management fees	13,295,174
Administration fees	56,755
Custodian and accounting fees	181,466
Distribution and service fees—Class B	340,387
Distribution and service fees—Class E	127,067
Audit and tax services	40,454
Legal	26,763
Trustees’ fees and expenses	35,173
Shareholder reporting	219,139
Insurance	15,083
Miscellaneous	17,107

Total expenses	14,354,568
Less management fee waiver	(1,738,572)
Less broker commission recapture	(29,962)

Net expenses	12,586,034

Net Investment Income	28,607,943

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	161,048,316
Futures contracts	(1,622,197)
Foreign currency transactions	(7,513)

Net realized gain	159,418,606

Net change in unrealized appreciation (depreciation) on:
Investments	(76,969,296)
Futures contracts	346,621
Foreign currency transactions	34

Net change in unrealized depreciation	(76,622,641)

Net realized and unrealized gain	82,795,965

Net Increase in Net Assets From Operations	$111,403,908

(a)	Net of foreign withholding taxes of $163,302.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

WMC Large Cap Research Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,607,943	$23,029,883
Net realized gain	159,418,606	343,002,439
Net change in unrealized depreciation	(76,622,641)	(74,847,117)

Increase in net assets from operations	111,403,908	291,185,205

From Distributions to Shareholders
Net investment income
Class A	(20,411,301)	(9,997,703)
Class B	(982,346)	(973,334)
Class E	(669,098)	(735,714)
Net realized capital gains
Class A	(153,228,496)	0
Class B	(9,879,068)	0
Class E	(6,044,559)	0

Total distributions	(191,214,868)	(11,706,751)

Increase (decrease) in net assets from capital share transactions	(115,421,801)	869,688,238

Total increase (decrease) in net assets	(195,232,761)	1,149,166,692

Net Assets
Beginning of period	2,436,751,494	1,287,584,802

End of period	$2,241,518,733	$2,436,751,494

Undistributed net investment income
End of period	$56,177,433	$21,845,575

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	526,389	$7,514,108	82,577,074	$1,068,466,751
Reinvestments	12,306,151	173,639,797	787,842	9,997,703
Redemptions	(19,490,744)	(282,033,428)	(13,489,908)	(184,914,149)

Net increase (decrease)	(6,658,204)	$(100,879,523)	69,875,008	$893,550,305

Class B
Sales	826,315	$11,641,543	1,381,270	$18,289,839
Reinvestments	782,523	10,861,414	77,805	973,334
Redemptions	(2,018,345)	(28,517,973)	(2,139,140)	(28,291,386)

Net decrease	(409,507)	$(6,015,016)	(680,065)	$(9,028,213)

Class E
Sales	183,488	$2,619,900	335,955	$4,491,486
Reinvestments	478,863	6,713,657	58,297	735,714
Redemptions	(1,243,097)	(17,860,819)	(1,507,102)	(20,061,054)

Net decrease	(580,746)	$(8,527,262)	(1,112,850)	$(14,833,854)

Increase (decrease) derived from capital shares transactions		$(115,421,801)		$869,688,238

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

WMC Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.49	$12.86	$9.71	$8.65	$8.70

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.16	0.11	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.50	1.59	3.20	1.03	(0.06)

Total from investment operations	0.68	1.75	3.31	1.17	0.05

Less Distributions
Distributions from net investment income	(0.14)	(0.12)	(0.16)	(0.11)	(0.10)
Distributions from net realized capital gains	(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.21)	(0.12)	(0.16)	(0.11)	(0.10)

Net Asset Value, End of Period	$13.96	$14.49	$12.86	$9.71	$8.65

Total Return (%) (b)	4.59	13.78	34.49	13.59	0.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.60	0.62	0.64	0.64
Net ratio of expenses to average net assets (%) (c) (d)	0.51	0.53	0.60	0.63	0.63
Ratio of net investment income to average net assets (%)	1.23	1.16	1.03	1.54	1.20
Portfolio turnover rate (%)	63	136	42	103	98
Net assets, end of period (in millions)	$2,034.6	$2,207.6	$1,061.3	$873.0	$853.3

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.25	$12.66	$9.56	$8.52	$8.58

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.12	0.09	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.51	1.57	3.14	1.01	(0.07)

Total from investment operations	0.65	1.69	3.23	1.13	0.02

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.13)	(0.09)	(0.08)
Distributions from net realized capital gains	(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.18)	(0.10)	(0.13)	(0.09)	(0.08)

Net Asset Value, End of Period	$13.72	$14.25	$12.66	$9.56	$8.52

Total Return (%) (b)	4.41	13.41	34.17	13.32	0.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	0.87	0.89	0.89
Net ratio of expenses to average net assets (%) (c) (d)	0.76	0.78	0.85	0.88	0.88
Ratio of net investment income to average net assets (%)	0.98	0.87	0.78	1.29	0.99
Portfolio turnover rate (%)	63	136	42	103	98
Net assets, end of period (in millions)	$128.1	$139.0	$132.0	$108.1	$99.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

WMC Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.39	$12.77	$9.65	$8.59	$8.65

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.13	0.10	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.51	1.60	3.16	1.03	(0.06)

Total from investment operations	0.66	1.73	3.26	1.16	0.03

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.14)	(0.10)	(0.09)
Distributions from net realized capital gains	(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.19)	(0.11)	(0.14)	(0.10)	(0.09)

Net Asset Value, End of Period	$13.86	$14.39	$12.77	$9.65	$8.59

Total Return (%) (b)	4.45	13.62	34.17	13.51	0.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.75	0.77	0.79	0.79
Net ratio of expenses to average net assets (%) (c) (d)	0.66	0.68	0.75	0.78	0.78
Ratio of net investment income to average net assets (%)	1.07	0.97	0.88	1.39	1.04
Portfolio turnover rate (%)	63	136	42	103	98
Net assets, end of period (in millions)	$78.8	$90.2	$94.3	$81.4	$94.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on average net assets was 0.03% and 0.04% for the years ended December 31, 2015 and 2014, respectively (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-eight series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-13

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, corporate actions, adjustments to prior period accumulated balances, real estate investment trust (REIT) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of

MIST-14

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $37,077,865, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets

MIST-15

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$87,112

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(1,622,197)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$346,621

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,467

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.
Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MIST-16

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,457,321,407	$0	$1,727,372,651

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP that amounted to $1,345,925 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$13,295,174	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period December 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	$2 billion to $21.250 billion
0.010%	Over $21.250 billion

For the period January 1, 2015 to November 30, 2015, MetLife Advisers had agreed to reduce its advisory fees for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion

MIST-17

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Additionally, prior to December 1, 2015, any reductions in total advisory fees paid by the Portfolio due to these waivers may have been reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers received advisory fees equal to 0.505% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $21.25 billion (0.005% over the contractual advisory fee rate). As a result, the dollar amount of the waiver was reduced as assets grew beyond $2 billion up to $21.25 billion, but the advisory fee net of waivers never exceeded the contractual dollar amount that was otherwise payable under the advisory fee.

Amounts waived for the year ended December 31, 2015 amounted to $946,144 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $792,428 was waived in the aggregate for the year ended December 31, 2015 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$22,062,745	$11,706,751	$169,152,123	$—	$191,214,868	$11,706,751

MIST-18

Met Investors Series Trust

WMC Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$68,412,973	$139,607,747	$170,633,608	$—	$378,654,328

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MIST-19

Met Investors Series Trust

WMC Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Large Cap Research Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Large Cap Research Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WMC Large Cap Research Portfolio of the Met Investors Series Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MIST-20

Met Investors Series Trust

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MIST-21

Met Investors Series Trust

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 48 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

WMC Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MIST-23

Met Investors Series Trust

WMC Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MIST-24

Met Investors Series Trust

WMC Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

WMC Large Cap Research Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one-, three- and five-year periods ended October 31, 2015. The Board further noted that the Sub-Adviser assumed portfolio management responsibilities for the Portfolio effective February 2014 and that performance prior to that date represents that of the previous sub-adviser.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective December 1, 2015.

MIST-25

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Susan C. Gause, Nancy Hawthorne, Linda B. Strumpf, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2014 and December 31, 2015 were $2,412,613 and $2,533,199, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2014 and December 31, 2015, Deloitte billed $16,500 and $35,412 respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant as follows: (i) security valuation testing and procedures in connection with select portfolios of the registrant’s semi-annual report for the period ended June 30, 2015; (ii) 17f-2 security count procedures for select portfolios for the years ended December 31, 2015 and 2014; (iii) related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2015 and 2014 and (iv) related to agreed upon procedures for the registrant’s deferred trustee compensation plan for fiscal year ended December 31, 2015.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2014 and December 31, 2015 were $330,020 and $314,315, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2015 and for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year end December 31, 2014.

During the fiscal years ended December 31, 2014 and December 31, 2015, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2014 and December 31, 2015 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2014 and December 31, 2015, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2014 and 2015 were $0 and $0, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget President and Chief Executive Officer

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget President and Chief Executive Officer

Date: March 4, 2016

By:	/s/ Peter H. Duffy
Peter H. Duffy Chief Financial Officer and Treasurer

Date: March 4, 2016